Transamerica Funds
Prospectus March 1, 2018
Fund | Ticker	Class A	Class B	Class C	Class I	Class R1	Class R6
Transamerica Asset Allocation-Conservative Portfolio[1]	ICLAX	ICLBX	ICLLX	TACIX	–	–
Transamerica Asset Allocation-Growth Portfolio[2]	IAAAX	IAABX	IAALX	TAGIX	–	–
Transamerica Asset Allocation-Moderate Growth Portfolio[3]	IMLAX	IMLBX	IMLLX	TMGIX	–	–
Transamerica Asset Allocation-Moderate Portfolio[4]	IMOAX	IMOBX	IMOLX	TMMIX	–	–
Transamerica Bond	–	–	–	–	None	TABSX
Transamerica Capital Growth	IALAX	IACBX	ILLLX	TFOIX	–	–
Transamerica Concentrated Growth	TORAX	–	TCCGX	TOREX	–	–
Transamerica Dividend Focused	TDFAX	–	TDFCX	TDFIX	None	TADFX
Transamerica Dynamic Allocation	ATTRX	–	CTTRX	ITTOX	–	–
Transamerica Dynamic Income	IGTAX	–	IGTCX	IGTIX	–	–
Transamerica Emerging Markets Debt	EMTAX	–	EMTCX	EMTIX	None	TAEDX
Transamerica Emerging Markets Equity	AEMTX	–	CEMTX	IEMTX	–	–
Transamerica Event Driven	None	–	–	TENIX	–	–
Transamerica Flexible Income	IDITX	IFLBX	IFLLX	TFXIX	None	TAFLX
Transamerica Floating Rate	TFLAX	–	TFLCX	TFLIX	–	–
Transamerica Global Equity	IMNAX	IMNBX	IMNCX	TMUIX	None	TAGEX
Transamerica Government Money Market	IATXX	IBTXX	IMLXX	TAMXX	–	–
Transamerica Growth	–	–	–	–	None	TAGOX
Transamerica High Yield Bond	IHIYX	INCBX	INCLX	TDHIX	None	TAHBX
Transamerica High Yield Muni	THAYX	–	THCYX	THYIX	–	–
Transamerica Inflation Opportunities	TIOAX	–	TIOCX	ITIOX	–	RTIOX
Transamerica Intermediate Muni	TAMUX	–	TCMUX	TIMUX	–	–
Transamerica International Equity	TRWAX	–	TRWCX	TSWIX	None	TAINX
Transamerica International Growth	TGRHX	–	TGRJX	TGRGX	–	TGRFX
Transamerica International Small Cap Value	–	–	–	TISVX	–	–
Transamerica Large Cap Value	TWQAX	–	TWQCX	TWQIX	None	TALCX
Transamerica Mid Cap Growth	MCGAX	–	MGTCX	IMCGX	–	–
Transamerica Mid Cap Value Opportunities	MCVAX	–	MCVCX	MVTIX	–	MVTRX
Transamerica MLP & Energy Income	TMLAX	–	TMCLX	TMLPX	–	–
Transamerica Multi-Cap Growth	ITSAX	ITCBX	ITSLX	TGPIX	–	–
Transamerica Multi-Managed Balanced	IBALX	IBABX	IBLLX	TBLIX	None	TAMMX
Transamerica Multi-Manager Alternative Strategies Portfolio	IMUAX	–	IMUCX	TASIX	None	TAMAX
Transamerica Short-Term Bond	ITAAX	–	ITACX	TSTIX	None	TASTX
Transamerica Small Cap Core	SCCAX	–	SCCCX	ISMTX	–	–
Transamerica Small Cap Growth	ASGTX	–	CSGTX	ISCGX	–	RTSGX
Transamerica Small Cap Value	TSLAX	–	TSLCX	TSLIX	–	TSLRX
Transamerica Small/Mid Cap Value	IIVAX	IIVBX	IIVLX	TSVIX	None	TASMX
Transamerica Strategic High Income	TASHX	–	TCSHX	TSHIX	–	–
Transamerica Unconstrained Bond	TUNAX	–	TUNBX	TUNIX	–	–
Transamerica US Growth [5]	TADAX	TADBX	TADCX	TDEIX	–	–
Each of the funds listed above is a series of Transamerica Funds. Each fund with “None” listed above indicates that share class does not have a ticker symbol. Each fund with “–” listed above indicates that share class is not currently offered.
1 Class R: ICVRX; 2 Class R: IGWRX; 3 Class R: IMGRX; 4 Class R: IMDRX; 5 Class T: TWMTX.
Neither the U.S. Securities and Exchange Commission nor U.S. Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
MPCA0318

Transamerica Asset Allocation-Conservative Portfolio

Investment Objective: Seeks current income and preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	B	C	I	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	B	C	I	R
Management fees	0.12%	0.12%	0.12%	0.12%	0.12%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%
Other expenses	0.10%	0.22%	0.11%	0.14%	0.23%
Acquired fund fees and expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Total annual fund operating expenses[1]	1.22%	2.09%	1.98%	1.01%	1.60%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$667	$916	$1183	$1946
Class B	$712	$955	$1224	$2198
Class C	$301	$621	$1068	$2306
Class I	$103	$322	$ 558	$1236
Class R	$163	$505	$ 871	$1900
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$667	$916	$1183	$1946
Class B	$212	$655	$1124	$2198
Class C	$201	$621	$1068	$2306
Class I	$103	$322	$ 558	$1236
Class R	$163	$505	$ 871	$1900
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 18% of the average value of its portfolio.
Principal Investment Strategies: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 35% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 65% of net assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
The portfolio construction manager, Morningstar Investment Management LLC, may change the fund's asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Allocation – The fund’s ability to achieve its investment objectives depends, in large part, upon the portfolio construction manager’s skill in determining the fund’s asset class allocation, deciding whether to tactically overweight or underweight asset classes and selecting a mix of underlying funds. These allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the portfolio construction manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The portfolio construction manager may favor an asset class that performs poorly relative to other asset classes. The underlying funds selected by the portfolio construction manager may underperform the market or similar funds.
Commodities and Commodity-Related Securities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or portfolio construction manager's judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or portfolio construction manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or portfolio construction manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or portfolio construction manager’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or portfolio construction manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or portfolio construction manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Underlying Funds – When the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	12.20%
Worst Quarter:	12/31/2008	-10.98%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				03/01/2002
Return before taxes	3.80%	4.22%	3.74%
Return after taxes on distributions	1.93%	2.36%	2.27%
Return after taxes on distributions and sale of fund shares	3.07%	2.80%	2.46%
Class B	3.90%	4.41%	3.76%	03/01/2002
Class C	8.08%	4.66%	3.65%	11/11/2002
Class I	10.16%	5.68%	6.12%	11/30/2009
Class R	9.56%	5.07%	4.04%	06/15/2006
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	20.99%	15.43%	8.63%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Construction Manager: Morningstar Investment Management LLC Portfolio Construction Team:
John McLaughlin, CFA	Co-Portfolio Manager	since 2017
Dan McNeela, CFA	Co-Portfolio Manager	since 2010
Michael Stout, CFA	Co-Portfolio Manager	since 2006
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.
Class R shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans), and under the following conditions: Class R shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). There is no minimum investment for eligible retirement plans investing in Class R shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Asset Allocation-Growth Portfolio

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	B	C	I	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	B	C	I	R
Management fees	0.12%	0.12%	0.12%	0.12%	0.12%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%
Other expenses	0.15%	0.29%	0.14%	0.14%	0.18%
Acquired fund fees and expenses	0.93%	0.93%	0.93%	0.93%	0.93%
Total annual fund operating expenses[1]	1.45%	2.34%	2.19%	1.19%	1.73%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$689	$ 983	$1299	$2190
Class B	$737	$1030	$1350	$2454
Class C	$322	$ 685	$1175	$2524
Class I	$121	$ 378	$ 654	$1443
Class R	$176	$ 545	$ 939	$2041
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$689	$983	$1299	$2190
Class B	$237	$730	$1250	$2454
Class C	$222	$685	$1175	$2524
Class I	$121	$378	$ 654	$1443
Class R	$176	$545	$ 939	$2041
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 9% of the average value of its portfolio.
Principal Investment Strategies: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, the fund expects to invest primarily in underlying funds that invest in U.S. and foreign (including emerging market) equities, commodity-related securities, and alternative investments.
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks, historical performance, current valuations, and other global economic factors. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.

The portfolio construction manager, Morningstar Investment Management LLC, may change the fund’s asset allocations and underlying funds at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Allocation – The fund’s ability to achieve its investment objectives depends, in large part, upon the portfolio construction manager’s skill in determining the fund’s asset class allocation, deciding whether to tactically overweight or underweight asset classes and selecting a mix of underlying funds. These allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the portfolio construction manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The portfolio construction manager may favor an asset class that performs poorly relative to other asset classes. The underlying funds selected by the portfolio construction manager may underperform the market or similar funds.
Commodities and Commodity-Related Securities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change.
Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The fund is subject to the risk that the investment manager’s or portfolio construction manager's judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or portfolio construction manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or portfolio construction manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or portfolio construction manager’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or portfolio construction manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or portfolio construction manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by
REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Underlying Funds – When the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	18.83%
Worst Quarter:	12/31/2008	-22.63%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				03/01/2002
Return before taxes	13.52%	10.50%	4.54%
Return after taxes on distributions	10.79%	8.62%	3.55%
Return after taxes on distributions and sale of fund shares	9.81%	8.10%	3.47%
Class B	14.08%	10.72%	4.53%	03/01/2002
Class C	18.35%	10.97%	4.44%	11/11/2002
Class I	20.51%	12.08%	10.63%	11/30/2009
Class R	19.87%	11.44%	4.92%	06/15/2006
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	20.99%	15.43%	8.63%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Construction Manager: Morningstar Investment Management LLC Portfolio Construction Team:
John McLaughlin, CFA	Co-Portfolio Manager	since 2017
Dan McNeela, CFA	Co-Portfolio Manager	since 2010
Michael Stout, CFA	Co-Portfolio Manager	since 2006
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.
Class R shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans), and under the following conditions: Class R shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). There is no minimum investment for eligible retirement plans investing in Class R shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Asset Allocation-Moderate Growth Portfolio

Investment Objective: Seeks capital appreciation with current income as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	B	C	I	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	B	C	I	R
Management fees	0.12%	0.12%	0.12%	0.12%	0.12%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%
Other expenses	0.12%	0.25%	0.12%	0.13%	0.14%
Acquired fund fees and expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Total annual fund operating expenses[1]	1.34%	2.22%	2.09%	1.10%	1.61%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$679	$951	$1244	$2074
Class B	$725	$994	$1290	$2332
Class C	$312	$655	$1124	$2421
Class I	$112	$350	$ 606	$1340
Class R	$164	$508	$ 876	$1911
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$679	$951	$1244	$2074
Class B	$225	$694	$1190	$2332
Class C	$212	$655	$1124	$2421
Class I	$112	$350	$ 606	$1340
Class R	$164	$508	$ 876	$1911
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 14% of the average value of its portfolio.
Principal Investment Strategies: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 70% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 30% of net assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
The portfolio construction manager, Morningstar Investment Management LLC, may change the fund's asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Allocation – The fund’s ability to achieve its investment objectives depends, in large part, upon the portfolio construction manager’s skill in determining the fund’s asset class allocation, deciding whether to tactically overweight or underweight asset classes and selecting a mix of underlying funds. These allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the portfolio construction manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The portfolio construction manager may favor an asset class that performs poorly relative to other asset classes. The underlying funds selected by the portfolio construction manager may underperform the market or similar funds.
Commodities and Commodity-Related Securities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.

Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage.

Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or portfolio construction manager's judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or portfolio construction manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or portfolio construction manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or portfolio construction manager’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or portfolio construction manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or portfolio construction manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Underlying Funds – When the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	15.57%
Worst Quarter:	12/31/2008	-17.63%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				03/01/2002
Return before taxes	9.50%	8.07%	4.33%
Return after taxes on distributions	6.83%	6.10%	3.10%
Return after taxes on distributions and sale of fund shares	7.02%	6.02%	3.16%
Class B	9.88%	8.27%	4.32%	03/01/2002
Class C	14.03%	8.53%	4.22%	11/11/2002
Class I	16.20%	9.60%	8.84%	11/30/2009
Class R	15.52%	9.04%	4.72%	06/15/2006
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	20.99%	15.43%	8.63%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Construction Manager: Morningstar Investment Management LLC Portfolio Construction Team:
John McLaughlin, CFA	Co-Portfolio Manager	since 2017
Dan McNeela, CFA	Co-Portfolio Manager	since 2010
Michael Stout, CFA	Co-Portfolio Manager	since 2006
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.
Class R shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans), and under the following conditions: Class R shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). There is no minimum investment for eligible retirement plans investing in Class R shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Asset Allocation-Moderate Portfolio

Investment Objective: Seeks capital appreciation and current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	B	C	I	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	B	C	I	R
Management fees	0.12%	0.12%	0.12%	0.12%	0.12%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%
Other expenses	0.11%	0.22%	0.10%	0.13%	0.11%
Acquired fund fees and expenses	0.79%	0.79%	0.79%	0.79%	0.79%
Total annual fund operating expenses[1]	1.27%	2.13%	2.01%	1.04%	1.52%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$672	$931	$1209	$2000
Class B	$716	$967	$1244	$2243
Class C	$304	$630	$1083	$2338
Class I	$106	$331	$ 574	$1271
Class R	$155	$480	$ 829	$1813
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$672	$931	$1209	$2000
Class B	$216	$667	$1144	$2243
Class C	$204	$630	$1083	$2338
Class I	$106	$331	$ 574	$1271
Class R	$155	$480	$ 829	$1813
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 13% of the average value of its portfolio.
Principal Investment Strategies: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 50% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 50% of net assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	The underlying funds may invest in a variety of U.S. and foreign (including emerging market) equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks, historical performance, current valuations, and other global economic factors.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.

The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
The portfolio construction manager, Morningstar Investment Management LLC, may change the fund's asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Allocation – The fund’s ability to achieve its investment objectives depends, in large part, upon the portfolio construction manager’s skill in determining the fund’s asset class allocation, deciding whether to tactically overweight or underweight asset classes and selecting a mix of underlying funds. These allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the portfolio construction manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The portfolio construction manager may favor an asset class that performs poorly relative to other asset classes. The underlying funds selected by the portfolio construction manager may underperform the market or similar funds.
Commodities and Commodity-Related Securities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles.
Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.

Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage.

Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or portfolio construction manager's judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or portfolio construction manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or portfolio construction manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or portfolio construction manager’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or portfolio construction manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or portfolio construction manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Underlying Funds – When the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	13.29%
Worst Quarter:	12/31/2008	-13.46%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				03/01/2002
Return before taxes	6.30%	5.89%	4.09%
Return after taxes on distributions	4.18%	3.89%	2.67%
Return after taxes on distributions and sale of fund shares	4.80%	4.17%	2.82%
Class B	6.46%	6.07%	4.07%	03/01/2002
Class C	10.63%	6.33%	3.97%	11/11/2002
Class I	12.74%	7.37%	7.37%	11/30/2009
Class R	12.23%	6.86%	4.45%	06/15/2006
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	20.99%	15.43%	8.63%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Construction Manager: Morningstar Investment Management LLC Portfolio Construction Team:
John McLaughlin, CFA	Co-Portfolio Manager	since 2017
Dan McNeela, CFA	Co-Portfolio Manager	since 2010
Michael Stout, CFA	Co-Portfolio Manager	since 2006
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.
Class R shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans), and under the following conditions: Class R shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). There is no minimum investment for eligible retirement plans investing in Class R shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Bond

Investment Objective: Seeks high total investment return through a combination of current income and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R1	R6
Maximum sales charge (load) imposed on purchase (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R1	R6
Management fees	0.70%	0.70%
Distribution and service (12b-1) fees	0.50%	0.00%
Other expenses	0.21% [1]	0.06%
Total annual fund operating expenses	1.41%	0.76%
Fee waiver and/or expense reimbursement[2]	0.20%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.21%	0.71%
1	Other expenses for Class R1 shares are based on estimates for the current fiscal year.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.21% for Class R1 shares and 0.71% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class R1	$123	$427	$752	$1674
Class R6	$ 73	$238	$417	$ 938
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class R1	$123	$427	$752	$1674
Class R6	$ 73	$238	$417	$ 938
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 43% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Loomis, Sayles & Company, L.P. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund invests primarily in investment grade fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in equity securities, such as common stocks and preferred stocks (with up to 10% of its assets in common stocks). The fund may invest in fixed-income securities of any maturity. The fund may also invest up to 10% of its assets in bank loans, which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. The fund may invest any portion of its assets in securities of Canadian issuers (denominated in any currency) and up to 20% of its assets in other foreign securities (excluding Canadian dollar denominated securities), including emerging market securities. The fund may invest without limit in obligations of supranational entities (e.g., the World Bank). The fixed-income securities in which the fund may invest include without limitation: corporate securities, U.S. government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, foreign currency denominated securities, asset-backed securities, when issued securities, real estate investment trusts (“REITs”), Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The fund may engage in options and futures transactions, foreign currency hedging transactions and swap transactions.
The fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators. Structured notes can be used to increase a fund’s exposure to changes in the value of assets or to hedge the risks of other investments that a fund holds.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Bank Obligations – To the extent the fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.

Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Rule 144A and Privately Placed Securities – The fund’s investments may include privately placed securities such as Rule 144A securities, which are subject to resale restrictions. Rule 144A permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A and other privately placed securities may be deemed illiquid, and the fund might be unable to dispose of such securities promptly or at reasonable prices.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R6
	Quarter Ended	Return
Best Quarter:	06/30/2016	4.75%
Worst Quarter:	12/31/2016	-0.78%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class R6			05/29/2015
Return before taxes	7.26%	4.22%
Return after taxes on distributions	5.03%	1.44%
Return after taxes on distributions and sale of fund shares	4.33%	2.36%
Bloomberg Barclays US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	4.00%	2.46%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Loomis, Sayles & Company, L.P. Portfolio Managers:
Mathew J. Eagan, CFA	Co-Portfolio Manager	since 2007
Daniel J. Fuss, CFA	Co-Portfolio Manager	since 2007
Brian P. Kennedy	Co-Portfolio Manager	since 2016
Elaine M. Stokes	Co-Portfolio Manager	since 2007
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
There is no minimum investment for eligible retirement plans investing in Class R1 and R6 shares.
The fund does not currently offer Class R1 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Capital Growth

Investment Objective: Seeks to maximize long-term growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	B	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	B	C	I
Management fees	0.79%	0.79%	0.79%	0.79%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses	0.19%	0.53%	0.18%	0.17%
Total annual fund operating expenses	1.23%	2.32%	1.97%	0.96%
Fee waiver and/or expense reimbursement[1]	0.00%	0.12%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.23%	2.20%	1.97%	0.96%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.45% for Class A shares, 2.20% for Class B shares, 2.20% for Class C shares and 1.20% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$668	$ 919	$1188	$1957
Class B	$723	$1013	$1329	$2373
Class C	$300	$ 618	$1062	$2296
Class I	$ 98	$ 306	$ 531	$1178
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$668	$919	$1188	$1957
Class B	$223	$713	$1229	$2373
Class C	$200	$618	$1062	$2296
Class I	$ 98	$306	$ 531	$1178
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 66% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index1, which as of December 31, 2017, was between $388.9 million and $868.2 billion. The fund typically invests in a relatively small number of companies.
The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investment in foreign securities. The fund’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.
The sub-adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund was named Transamerica Focus, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2012	20.41%
Worst Quarter:	09/30/2011	-13.96%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				11/13/2009
Return before taxes	35.96%	18.16%	15.59%
Return after taxes on distributions	29.63%	15.57%	13.90%
Return after taxes on distributions and sale of fund shares	25.14%	14.37%	12.75%
Class B	37.54%	18.31%	15.46%	11/13/2009
Class C	41.91%	18.68%	15.63%	11/13/2009
Class I	44.32%	19.90%	17.18%	11/30/2009
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	15.32%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Inc. Portfolio Managers:
Dennis P. Lynch	Lead Portfolio Manager	since 2011
Sam G. Chainani, CFA	Portfolio Manager	since 2011
David S. Cohen	Portfolio Manager	since 2011
Armistead B. Nash	Portfolio Manager	since 2011
Alexander T. Norton	Portfolio Manager	since 2011
Jason C. Yeung, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Concentrated Growth

Investment Objective: Seeks to achieve long-term growth of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	0.68%	0.68%	0.68%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	1.86%	0.17%	0.19%
Total annual fund operating expenses	2.79%	1.85%	0.87%
Fee waiver and/or expense reimbursement[1]	1.59%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.20%	1.85%	0.87%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$666	$1225	$1810	$3388
Class C	$288	$ 582	$1001	$2169
Class I	$ 89	$ 278	$ 482	$1073
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$666	$1225	$1810	$3388
Class C	$188	$ 582	$1001	$2169
Class I	$ 89	$ 278	$ 482	$1073
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 15% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Torray LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. The fund considers large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. Sustainable growth is a product of businesses generally characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.
The fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered in an effort to minimize risk within the fund. Initial positions range from 2% to 3% of assets and may be increased over time to between 5% and 7%. Individual positions will not exceed 7%. Sector weights are independent of benchmarks, ranging from 0% to 35%, and cash is not employed in a tactical or strategic manner.
Risk control is an integral part of the sub-adviser’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates a review of a security by the sub-adviser.
Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
The fund acquired the assets and assumed the liabilities of The Torray Resolute Fund (the “predecessor fund”) on March 1, 2014, and the predecessor fund is the accounting and performance survivor of the reorganization. This means that the predecessor fund’s performance and financial history have been adopted by the fund. In the reorganization, former shareholders of the predecessor fund received Class I shares of the fund. The performance of Class I shares of the fund includes the performance of the predecessor fund prior to the reorganization. The performance of the predecessor fund has not been restated to reflect the current annual operating expenses of Class I shares. The inception date shown in the table for Class I shares is that of the predecessor fund.
Index returns are since inception of the predecessor fund.

Annual Total Returns (calendar years ended December 31) - Class I
	Quarter Ended	Return
Best Quarter:	03/31/2012	15.66%
Worst Quarter:	09/30/2011	-13.01%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class I				12/31/2010
Return before taxes	24.47%	13.15%	12.49%
Return after taxes on distributions	22.76%	11.71%	11.46%
Return after taxes on distributions and sale of fund shares	15.26%	10.35%	10.06%
Class A	17.21%	N/A	7.21%	03/01/2014
Class C	22.15%	N/A	8.04%	03/01/2014
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	14.78%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Torray LLC Portfolio Manager:
Nicholas C. Haffenreffer[1]	Portfolio Manager	since 2014
1 Portfolio Manager of the predecessor fund since 2010
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Dividend Focused

Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R1	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R1	R6
Management fees	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.50%	0.00%
Other expenses	0.07%	0.15%	0.15%	0.20% [1]	0.05%
Total annual fund operating expenses	1.01%	1.84%	0.84%	1.39%	0.74%
1	Other expenses for Class R1 shares are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$647	$854	$1077	$1718
Class C	$287	$579	$ 995	$2159
Class I	$ 86	$268	$ 466	$1037
Class R1	$142	$440	$ 761	$1669
Class R6	$ 76	$237	$ 411	$ 918
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$647	$854	$1077	$1718
Class C	$187	$579	$ 995	$2159
Class I	$ 86	$268	$ 466	$1037
Class R1	$142	$440	$ 761	$1669
Class R6	$ 76	$237	$ 411	$ 918
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 14% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Barrow, Hanley, Mewhinney & Strauss, LLC (the “sub-adviser”), deploys an active strategy that seeks large and middle capitalization U.S.-listed stocks, including American Depositary Receipts (“ADRs”), which make up a portfolio that generally exhibits the following value characteristics: price/earnings and price/book ratios at or below the market (S&P 500®) and dividend yields at or above the market. In addition, the sub-adviser considers stocks for the fund that not only currently pay a dividend, but also have a consecutive 25 year history of paying cash dividends. The sub-adviser also seeks stocks that have long established histories of dividend increases in an effort to ensure that the growth of the dividend stream of the fund’s holdings will be greater than that of the market as a whole.
The sub-adviser utilizes a conservative orientation based on the belief that above-average returns can be achieved while taking below-average risks. The sub-adviser’s investment approach is based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom-up basis. Accordingly, the sub-adviser constructs a portfolio of individual stocks, selected on a bottom-up basis, using fundamental analysis. The sub-adviser seeks to identify companies that are undervalued and temporarily out-of-favor for reasons it can identify and understand. The sub-adviser does not attempt to time the market or rotate in and out of broad market sectors, as it believes that it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.

The fund’s portfolio will generally consist of 30 to 45 stocks with position sizes of 1% to 5% (8% maximum position weighting). Annual portfolio turnover is anticipated to be less than 25%. If a stock held in the fund omits its dividend, the fund is not required to immediately sell the stock, but the fund will not purchase any stock that does not have a 25 year record of paying cash dividends.
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the fund’s assets.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower. Index returns are since the inception of the oldest share class.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	12/31/2016	7.72%
Worst Quarter:	09/30/2015	-7.18%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class A			01/04/2013
Return before taxes	9.58%	11.53%
Return after taxes on distributions	7.45%	9.02%
Return after taxes on distributions and sale of fund shares	7.05%	8.78%
Class C	14.01%	11.89%	01/04/2013
Class I	16.14%	12.98%	01/04/2013
Class R6	16.33%	10.14%	05/29/2015
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	13.66%	13.53%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC Portfolio Managers:
Ray Nixon, Jr.	Portfolio Manager	since 2013
Brian Quinn, CFA	Portfolio Manager	since 2013
Lewis Ropp	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible retirement plans investing in Class R1 and R6 shares.
The fund does not currently offer Class R1 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Dynamic Allocation

Investment Objective: The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The fund will seek to reduce volatility as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	0.58%	0.58%	0.58%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	0.76%	0.74%	0.71%
Acquired fund fees and expenses	0.18%	0.18%	0.18%
Total annual fund operating expenses	1.77%	2.50%	1.47%
Fee waiver and/or expense reimbursement[1]	0.49%	0.47%	0.44%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[2]	1.28%	2.03%	1.03%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.10% for Class A shares, 1.85% for Class C shares and 0.85% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$673	$1031	$1413	$2481
Class C	$306	$ 734	$1288	$2801
Class I	$105	$ 422	$ 761	$1720
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$673	$1031	$1413	$2481
Class C	$206	$ 734	$1288	$2801
Class I	$105	$ 422	$ 761	$1720
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 3% of the average value of its portfolio.
Principal Investment Strategies: The fund seeks to achieve its objective by investing primarily in a combination of exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment advisers.
QS Investors, LLC (the “sub-adviser”), the fund’s sub-adviser, is responsible for implementation of the fund’s overall asset allocation and the “Dynamic Risk Management” strategy described below. Western Asset Management Company (“Western Asset”), the fund’s sub-sub-adviser, is responsible for the fund’s “Event Risk Management” strategy described below.
The fund seeks to achieve its objective by normally investing in a combination of underlying ETFs representing a broad range of asset classes and investment styles and focuses, combined with multiple layers of risk management strategies. The underlying equity ETFs may include large, mid and small cap ETFs, growth and value-oriented ETFs, international ETFs, and ETFs that are based on equity indexes. The underlying long-term fixed income ETFs may include ETFs that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, securities rated below investment grade (commonly known as “junk” bonds) and ETFs that are based on fixed income indexes.

The fund generally seeks to maintain a certain target allocation for long-term investments (the “Target Allocation”). The fund’s current Target Allocation is 70% in equity and 30% in fixed income securities. However, the sub-adviser may from time to time make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. The sub-adviser may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, the sub-adviser will examine relative values and prospects among the underlying ETFs’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow. The fund’s tactical overweights or underweights may range from 60% of its net assets in equity ETFs and 40% of its net assets in long-term fixed income ETFs to 75% of its net assets in equity ETFs and 25% of its net assets in long-term fixed income ETFs as, in the sub-adviser’s opinion, market conditions warrant.
The sub-adviser will employ the Dynamic Risk Management strategy and, in its discretion, may adjust the fund’s asset mix as often as intra-day and may vary the fund’s allocation substantially from the Target Allocation. Western Asset will implement the Event Risk Management strategy in an effort to lessen the impact to the fund of steep market declines. As result, the fund’s asset mix may be significantly different than the Target Allocation.
In addition to these long-term investments, the fund may invest in short-term defensive instruments, including money market funds, Treasury bills and cash, and may enter into derivative transactions involving options, futures and swaps as a part of its risk management strategies.
Risk Management
The sub-adviser and Western Asset will implement a combination of risk management strategies that will attempt to reduce downside volatility within the fund. These strategies include Dynamic Risk Management and Event Risk Management, as described below. Through both strategies, the fund gives up some of the potential for high total return that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.
Dynamic Risk Management. The Dynamic Risk Management strategy seeks to reduce the fund’s market risk exposure and volatility. As frequently as intra-day, the Dynamic Risk Management strategy may increase the fund’s exposure to short-term defensive instruments in response to certain levels of negative fund performance. At other times, Dynamic Risk Management may decrease the fund’s exposure to short-term defensive instruments and increase its exposure to equity ETFs and long-term fixed income ETFs in order to return to the fund’s Target Allocation in response to certain levels of positive fund performance. The maximum daily allocation to short-term defensive instruments will be 95% of the fund’s net assets.
In response to certain levels of negative fund performance, the sub-adviser may increase the fund’s exposure to short-term defensive instruments (“derisking”) based on a formula that takes into account the fund’s current NAV, macro-economic conditions, and the fund’s underlying volatility. In order to implement this strategy, the sub-adviser anticipates that it will sell shares of equity and longer-term fixed-income ETFs and other liquid securities or engage in short sale transactions involving index options and index futures contracts. In response to certain levels of positive fund performance, the fund may purchase equity and longer-term fixed-income ETFs or cover short futures positions (when the fund is not managed strictly according to the standard Target Allocation). The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management. If the sub-adviser determines that de-risking is no longer appropriate, the fund will reverse this process, sell short-term defensive instruments and purchase equity and longer-term fixed income ETFs in accordance with the fund’s Target Allocation.
Event Risk Management. The Event Risk Management strategy seeks to reduce the impact to the fund of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads.
The fund may invest up to 7% of its net assets at the time of purchase in this strategy (as measured by the aggregate premiums paid on options and initial margin on futures contracts). If the fund’s holdings in this strategy increase in value to over 7% of its net assets as a result of market movements, the fund will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 7% of its net assets. The value of the fund’s assets invested in this strategy may be substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the fund has engaged in “de-risking,” the fund’s NAV could decline even if the broader markets rise in value. Conversely, if the value of the instruments in the Event Risk Management strategy increases after the fund has engaged in “de-risking,” the fund’s NAV could increase even if the broader markets fall in value.
Western Asset’s views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, the fund will implement the Event Risk Management strategy through investments in options, futures, swaps or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements, there may be times when the investment and transaction costs related to hedging will result in losses to the fund. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Asset Allocation – The sub-adviser allocates the fund's assets among various asset classes and underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change.
Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the fund holds in equity and fixed income ETFs and may be more concentrated in short-term defensive instruments. The fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. If the fund increases its exposure to short-term defensive instruments at inopportune times or for extended periods of time, the fund may experience lower performance and greater losses. There is no guarantee that the Dynamic Risk Management strategy will work as intended.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Event Risk Management – The Event Risk Management strategy may utilizing options, futures and swaps that are expected to increase in value during the occurrence of certain market events. An instrument used to hedge market event risk could lose all or a portion of its value even in a period of severe market stress. Implementation of the strategy may result in the fund holding options, futures and swaps positions that take contradictory views on market movements. The costs of purchasing and selling these instruments may reduce the fund’s return. The fund may not be able to close out a position at the desired time or price. There is no guarantee that the Event Risk Management strategy will work as intended.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
Tactical and Strategic Asset Allocation – The  fund’s tactical asset allocation strategy involves making short-term adjustments to the fund’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The fund’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The fund may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to May 1, 2015, the fund was named Transamerica Tactical Rotation, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2013	6.50%
Worst Quarter:	09/30/2015	-5.45%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				10/31/2012
Return before taxes	6.35%	6.05%	6.22%
Return after taxes on distributions	6.14%	5.25%	5.09%
Return after taxes on distributions and sale of fund shares	3.76%	4.55%	4.53%
Class C	10.75%	6.48%	6.60%	10/31/2012
Class I	12.87%	7.56%	7.68%	10/31/2012
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	15.51%
Transamerica Dynamic Allocation Blended Benchmark (reflects no deduction for fees, expenses or taxes)	16.98%	10.23%	10.28%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The Transamerica Dynamic Allocation Blended Benchmark consists of the following: Russell 1000® Index, 50%; Bloomberg Barclays Global Aggregate Index ex-US, 15%; Bloomberg Barclays US Aggregate Bond Index, 15%; MSCI All Country World Index ex-U.S., 10%; and the Russell 2000® Index, 10%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Adam J. Petryk, CFA	Portfolio Manager	since 2016
Thomas Picciochi	Portfolio Manager	since 2015
Ellen Tesler	Portfolio Manager	since 2015

Sub-Sub-Adviser: Western Asset Management Company Portfolio Managers:
Prashant Chandran	Portfolio Manager	since 2015
Jim K. Huynh	Portfolio Manager	since 2017
S. Kenneth Leech	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Dynamic Income

Investment Objective: Seeks high current income as the primary objective with capital appreciation as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	0.14%	0.15%	0.16%
Acquired fund fees and expenses	0.34%	0.34%	0.34%
Total annual fund operating expenses[1]	1.23%	1.99%	1.00%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$594	$847	$1119	$1893
Class C	$302	$624	$1073	$2317
Class I	$102	$318	$ 552	$1225

If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$594	$847	$1119	$1893
Class C	$202	$624	$1073	$2317
Class I	$102	$318	$ 552	$1225
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 9% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing primarily in a combination of underlying exchange-traded funds (“ETFs”).
The sub-adviser utilizes a dynamic optimization approach that seeks to maximize current income though the use of a proprietary quantitative model. The dynamic approach reallocates the portfolio’s assets in an effort to maximize income, within the context of the level of risk taken. The model is used as a tool by the sub-adviser in seeking to achieve the fund’s objective, however the sub-adviser has the ability to use discretion throughout the portfolio implementation process.
The sub-adviser’s asset allocation strategy involves making adjustments to the fund’s asset mix, utilizing among other things the sub-adviser’s research on various risk and income considerations, in an effort to maximize yields relative to risks as market and economic conditions change. The sub-adviser’s selections of individual ETFs to a given asset class may be driven by income, risk, diversification, liquidity, fees, or other investment considerations.
Under normal circumstances, the fund’s equity allocation will generally vary between approximately 30% and 35% of its net assets. The equity allocation normally involves a combination of domestic and non-U.S. ETFs, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The fund’s allocation to non-U.S. equity ETFs will generally not exceed more than 18% of the total net assets of the fund. The fund’s allocation to bond ETFs (which may include domestic and non-U.S. government, corporate, high yield and structured bonds, including emerging markets) will generally vary between approximately 65% and 70% of net assets. The sum of the fund’s allocation to high yield (commonly known as “junk” bonds) and emerging market fixed income asset classes will generally not exceed 60% of the fund’s net assets. The fund’s allocation to non-U.S. fixed income ETFs will generally not exceed 35% of the net assets of the fund.
The sub-adviser dynamically rebalances assets on a monthly basis and rotates the fund’s assets semi-annually, or as needed dependent upon market conditions, among various asset classes in an effort to take advantage of changing conditions that the sub-adviser believes favor one asset class over another. Based on the analysis of risk and income characteristics, the sub-adviser will increase the allocation to the asset classes that the sub-adviser believes have a higher probability of contributing to a higher yield at a reasonable risk level. The investment process incorporates a limit of 20% to any single ETF and also employs diversification measures in an effort to ensure the fund includes exposure to multiple asset classes.
The sub-adviser uses a largely quantitative process to seek an income focused portfolio that has a high yield and corresponds to a desired risk level. As part of the investment process, the sub-adviser defines a universe of ETFs that generate regular income and then estimates the yield on each ETF. The sub-adviser incorporates various inputs focused on income and risk into the model and includes constraints and metrics that limit asset class exposures to ensure portfolio diversification. The sub-adviser may exercise its judgment in managing the fund and may, in its discretion, adjust, change, or even disregard the quantitative model at any time. The desired output of the process is a well-diversified income portfolio.
It is the fund's goal to pay a monthly dividend that is generally consistent in amount based on current market conditions, including current interest rates. The dividend will be calculated based on estimates of expected dividends from the fund’s holdings. Actual dividends received by the fund may vary from the estimates, and subsequent monthly dividends will be adjusted accordingly.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. It is not possible to predict the extent to which the fund will be invested in a particular underlying ETF at any time. The fund may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the fund’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Asset Allocation – The sub-adviser allocates the fund's assets among various asset classes and underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.
Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
Tactical and Strategic Asset Allocation – The  fund’s tactical asset allocation strategy involves making short-term adjustments to the fund’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The fund’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The fund may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to May 1, 2015, the fund was named Transamerica Tactical Income, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2016	7.82%
Worst Quarter:	09/30/2015	-6.00%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				10/31/2011
Return before taxes	1.85%	2.68%	3.66%
Return after taxes on distributions	0.30%	0.76%	1.71%
Return after taxes on distributions and sale of fund shares	1.16%	1.20%	1.99%
Class C	5.07%	2.90%	3.69%	10/31/2011
Class I	7.23%	3.93%	4.72%	10/31/2011
iBoxx $ Liquid High Yield Index (reflects no deduction for fees, expenses or taxes)	6.32%	4.72%	6.10%
Transamerica Dynamic Income Blended Benchmark (reflects no deduction for fees, expenses or taxes)	9.92%	7.22%	7.74%
The Transamerica Dynamic Income Blended Benchmark consists of the following: iBoxx $ Liquid High Yield Index, 40%, Bloomberg Barclays US Aggregate Bond Index, 30% and S&P 500®, 30%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager:Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Adam J. Petryk, CFA	Portfolio Manager	since 2016
Thomas Picciochi	Portfolio Manager	since 2015
Ellen Tesler	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Emerging Markets Debt

Investment Objective: Seeks to generate a high total return through a combination of capital appreciation and income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R1	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R1	R6
Management fees	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.50%	0.00%
Other expenses	0.25%	0.25%	0.20%	0.25% [1]	0.10%
Total annual fund operating expenses	1.12%	1.87%	0.82%	1.37%	0.72%
1	Other expenses for Class R1 shares are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$584	$814	$1063	$1773
Class C	$290	$588	$1011	$2190
Class I	$ 84	$262	$ 455	$1014
Class R1	$139	$434	$ 750	$1646
Class R6	$ 74	$230	$ 401	$ 894
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$584	$814	$1063	$1773
Class C	$190	$588	$1011	$2190
Class I	$ 84	$262	$ 455	$1014
Class R1	$139	$434	$ 750	$1646
Class R6	$ 74	$230	$ 401	$ 894
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 247% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Logan Circle Partners, LP (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging market countries.
The sub-adviser seeks to identify companies in developing countries that are believed to be undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The fund will normally invest its assets in local currency and hard currency (such as U.S. dollars) emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar denominated sovereign exposure should range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures should range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.
The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies. The fund may use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. The sub-adviser generally considers selling a security when it determines that the holding no longer satisfies its investment criteria.
The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.
The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower. Index returns are since the inception of the oldest share class.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2012	8.84%
Worst Quarter:	06/30/2013	-6.82%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				08/31/2011
Return before taxes	7.04%	2.19%	5.43%
Return after taxes on distributions	4.81%	0.33%	3.44%
Return after taxes on distributions and sale of fund shares	3.95%	0.77%	3.29%
Class C	10.52%	2.46%	5.50%	08/31/2011
Class I	12.68%	3.53%	6.59%	08/31/2011
Class R6	12.90%	N/A	7.23%	05/29/2015
J.P. Morgan Emerging Markets Bond Index Global (reflects no deduction for fees, expenses or taxes)	9.59%	3.80%	6.00%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Logan Circle Partners, LP Portfolio Managers:
Todd Howard, CFA	Portfolio Manager	since 2011
Scott Moses, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).

The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible retirement plans investing in Class R1 and R6 shares.
The fund does not currently offer Class R1 shares.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Emerging Markets Equity

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	0.98%	0.98%	0.98%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	0.36%	0.30%	0.29%
Total annual fund operating expenses	1.59%	2.28%	1.27%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$703	$1024	$1368	$2335
Class C	$331	$ 712	$1220	$2615
Class I	$129	$ 403	$ 697	$1534
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$703	$1024	$1368	$2335
Class C	$231	$ 712	$1220	$2615
Class I	$129	$ 403	$ 697	$1534
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 49% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, ClariVest Asset Management LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)) of issuers economically tied to one or more emerging market countries. Issuers considered to be economically tied to emerging market countries include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more emerging markets; (2) an issuer of securities that are principally traded in one or more emerging markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more emerging markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more emerging markets; (4) a governmental or quasi-governmental entity of an emerging market; or (5) any other issuer that the sub-adviser believes may expose the fund’s assets to the economic fortunes and risks of emerging markets. The sub-adviser may consider any one of the five factors when making a determination that an issuer is “economically tied” to emerging markets. The sub-adviser may consider an issuer to be economically tied to emerging markets even though it may be based in a developed market such as the United States. The sub-adviser considers emerging market countries to be countries included in the MSCI Emerging Markets Index.
The fund may (but is not required to) invest up to 100% of its total assets in foreign securities. The fund will normally emphasize investments in common stocks and other equity securities. The fund may invest in companies that exhibit growth characteristics and companies that exhibit value characteristics.
In selecting securities for the fund, the sub-adviser utilizes quantitative tools in a bottom-up investment process. Using an internally developed algorithm, the sub-adviser constructs a portfolio that seeks to maximize expected alpha, subject to constraints designed to meet long-run expected active risk goals. The annual portfolio turnover rate of the fund may exceed 125%.
The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2017	14.70%
Worst Quarter:	09/30/2015	-18.06%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				04/30/2012
Return before taxes	29.60%	1.90%	2.06%
Return after taxes on distributions	29.61%	1.86%	2.01%
Return after taxes on distributions and sale of fund shares	17.14%	1.63%	1.74%
Class C	35.32%	2.40%	2.42%	04/30/2012
Class I	37.62%	3.43%	3.43%	04/30/2012
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	37.75%	4.73%	5.21%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: ClariVest Asset Management LLC Portfolio Managers:
Stacey Nutt	Portfolio Manager	since 2014
David R. Vaughn, CFA	Portfolio Manager	since 2012
Priyanshu Mutreja, CFA	Portfolio Manager Assistant Portfolio Manager	since 2017 since 2014
Alex Turner, CFA	Portfolio Manager Assistant Portfolio Manager	since 2014 since 2012
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Event Driven

Investment Objective: Seeks positive absolute returns.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	I
Management fees	1.19%	1.19%
Distribution and service (12b-1) fees	0.25%	0.00%
Other expenses	0.46%	0.70%
Dividend and interest expenses on securities sold short[1]	0.17%	0.17%
All other expenses	0.29%	0.53%
Acquired fund fees and expenses	0.04%	0.04%
Total annual fund operating expenses	1.94%	1.93%
Fee waiver and/or expense reimbursement[2]	0.13%	0.37%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[3]	1.81%	1.56%
1	Dividend expense on securities sold short refers to paying the value of dividends to the securities' lenders. Interest expense on securities sold short arises from the use of short sale proceeds to invest more than 100% of the fund's net assets in long positions.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.60% for Class A shares and 1.35% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
3	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$724	$1114	$1528	$2680
Class I	$159	$ 570	$1008	$2224
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$724	$1114	$1528	$2680
Class I	$159	$ 570	$1008	$2224
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 633% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Advent Capital Management, LLC (the “sub-adviser”), normally invests the fund’s assets, directly or synthetically through derivatives, in securities of companies the sub-adviser believes are involved in a corporate or special situation event. Events may include, but are not limited to, stock repurchase programs, spinoffs, asset sales, restructurings, refinancings, mergers and acquisitions, earnings announcements, and investments driven by special features in bond indentures (such as ratchet clauses and poison puts). The sub-adviser may also invest in opportunities related to securities the sub-adviser believes are mispriced due to market volatility, the economic cycle or market liquidity. The fund may invest in a variety of securities within a company’s capital structure, including, but not limited to, debt instruments, convertible securities, preferred securities, equity securities and warrants. Such securities may be senior or subordinated securities.
The fund’s strategy normally employs a substantial amount of leverage. A large portion of the fund’s long investment exposure to a company’s securities may be established through total return swaps or other derivative instruments that have a leveraging effect on the fund. The fund may also take short positions which involve leverage.

The sub-adviser utilizes fundamental research to select investments and seeks to attain the most optimal implementation of its fundamental views in the current market environment through direct investments and/or synthetically through derivatives. In executing its strategy, the fund generally seeks to capture the price difference between a security’s current market price and the anticipated value to be delivered through the successful completion of an extraordinary corporate transaction or a unique event-driven opportunity. Intensive fundamental and security valuation analysis is applied by the sub-adviser in an effort to identify value and manage risk, as well as to calculate rates of return and monitor investment thesis progress. The fund will generally invest in transactions with identifiable time-frames and high expected returns.
To execute the fund’s strategy, the sub-adviser may take long or short positions in the securities of a company based on fundamental research or technical factors, which may include, but are not limited to, valuation, anticipated earnings releases, technical trading characteristics, and specific corporate events (such as strikes, contract awards, FDA approvals, new product announcements, industry dynamics, or the effects of news from a competitor).
The fund generally uses derivatives as part of the overall implementation of its strategy, and derivatives usage may be substantial. Such derivatives may include total return swaps, credit default swaps, interest rate swaps, forward currency contracts, options on securities and futures transactions. Derivatives may be used in different ways within the fund. For example, derivatives may be used as a substitute for a direct investment in stocks, bonds or convertible securities. Derivatives also may be used for speculative or hedging purposes. Derivatives used by the fund may involve leverage.
When the fund uses derivatives with a leveraging effect, changes in the value of the fund’s investments will have a larger effect on its share price than if it did not use such derivatives. Other risks also are magnified and there are costs associated with using leverage. The fund may have to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to comply with the applicable segregation requirements.
The fund will invest primarily in companies in developed markets, but may invest up to 20% of its assets in companies located in emerging markets. The fund may invest without limit in companies in non-U.S. developed markets and in lower investment grade and non-investment grade fixed income securities (commonly known as “junk bonds”). The sub-adviser expects the average duration of the fixed income securities within the fund’s portfolio, including the negative duration of short positions in fixed income securities, to be between 3 and 4 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security to changes in interest rates. The fund may invest in companies of any capitalization.
The fund may have a portfolio turnover rate that is significantly higher than a comparable fund.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Arbitrage – Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds)

have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
Index returns are since the inception of the oldest share class.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I
	Quarter Ended	Return
Best Quarter:	09/30/2017	1.56%
Worst Quarter:	03/31/2017	1.10%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I			11/11/2016
Return before taxes	5.39%	7.17%
Return after taxes on distributions	4.73%	6.49%
Return after taxes on distributions and sale of fund shares	3.08%	5.18%
BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	1.11%	1.07%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Advent Capital Management, LLC Portfolio Managers:
Odell Lambroza	Portfolio Manager	since 2015
Tracy V. Maitland	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
The fund currently does not offer Class A shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Flexible Income

Investment Objective: Seeks to provide high total return through a combination of current income and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	B	C	I	R1	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	B	C	I	R1	R6
Management fees	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%
Other expenses	0.24%	0.39%	0.17%	0.19%	0.23% [1]	0.08%
Total annual fund operating expenses	0.97%	1.87%	1.65%	0.67%	1.21%	0.56%
Fee waiver and/or expense reimbursement[2]	0.00%	0.02%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.97%	1.85%	1.65%	0.67%	1.21%	0.56%
1	Other expenses for Class R1 shares are based on estimates for the current fiscal year.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.10% for Class A shares, 1.85% for Class B shares, 1.75% for Class C shares, 0.75% for Class I shares, 1.35% for Class R1 shares and 0.75% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$569	$769	$ 986	$1608
Class B	$688	$886	$1109	$1953
Class C	$268	$520	$ 897	$1955
Class I	$ 68	$214	$ 373	$ 835
Class R1	$123	$384	$ 665	$1466
Class R6	$ 57	$179	$ 313	$ 701
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$569	$769	$ 986	$1608
Class B	$188	$586	$1009	$1953
Class C	$168	$520	$ 897	$1955
Class I	$ 68	$214	$ 373	$ 835
Class R1	$123	$384	$ 665	$1466
Class R6	$ 57	$179	$ 313	$ 701
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 34% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries

(including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.
Under normal circumstances, at least 50% of the fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the fund’s sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). The fund may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environments and global asset classes and proprietary “bottom up” research of sectors, industries, issuers and individual securities. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement and relative value of markets and securities prices worldwide. In its proprietary “bottom up” research of corporate and sovereign debt and other fixed income securities, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine asset class, sector, security, yield curve and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage.
Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	12.36%
Worst Quarter:	12/31/2008	-12.66%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				06/29/1987
Return before taxes	-0.09%	2.43%	4.53%
Return after taxes on distributions	-1.68%	0.87%	2.72%
Return after taxes on distributions and sale of fund shares	-0.05%	1.13%	2.72%
Class B	-1.00%	2.38%	4.38%	10/01/1995
Class C	3.22%	2.73%	4.34%	11/11/2002
Class I	5.23%	3.72%	5.99%	11/30/2009
Class R6	5.35%	N/A	3.46%	05/29/2015
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Jeremy Mead, CFA	Portfolio Manager	since 2017
James K. Schaeffer, Jr.	Portfolio Manager	since 2011
Doug Weih, CFA	Portfolio Manager	since 2014
Brian W. Westhoff, CFA	Portfolio Manager	since 2005
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible retirement plans investing in Class R1 and R6 shares.
Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.
The fund does not currently offer Class R1 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Floating Rate

Investment Objective: Seeks to achieve a high level of current income with capital appreciation as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	0.64%	0.64%	0.64%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	0.19%	0.19%	0.21%
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.09%	1.84%	0.86%
Fee waiver and/or expense reimbursement[1]	0.03%	0.03%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[2]	1.06%	1.81%	0.81%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.05% for Class A shares, 1.80% for Class C shares and 0.80% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$578	$802	$1045	$1738
Class C	$284	$576	$ 993	$2156
Class I	$ 83	$269	$ 472	$1056
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$578	$802	$1045	$1738
Class C	$184	$576	$ 993	$2156
Class I	$ 83	$269	$ 472	$1056
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 55% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances the fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”) seeks to achieve the fund’s objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans or floating rate debt securities. Floating rate loans and floating rate debt securities have interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of sectors, industries and securities. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, collateral and covenants specific to individual issuers and loans.
The fund will primarily invest in first lien, senior secured term floating rate loans (“senior loans”) to corporate issuers, partnerships and other entities. The fund can invest in senior loans of any maturity and quality. The majority of the fund’s total assets generally will be invested in loans or securities rated below investment grade

(that is, loans or securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser), and the fund may invest without limitation in such loans and securities (commonly known as “junk bonds”). The issuers of the loans in which the fund invests may themselves be rated below investment grade even if the loan itself is not.
The fund may invest up to 15% of its net assets in unsecured floating rate loans and floating rate debt securities and up to 15% of its net assets in second lien floating rate loans. The fund may also invest up to 20% of its net assets in subordinated bridge loans, unsecured fixed rate high yield bonds, money market instruments and other fixed rate debt securities, including distressed securities that may be in default and have any or no credit rating.
The fund may invest in loans of foreign borrowers and foreign debt securities, including emerging market debt securities, but expects that the majority of its total assets will be invested in loans and debt securities of U.S. borrowers or issuers. The fund may invest in exchange traded funds (“ETF”) to create exposure to asset classes.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.

Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Junior Loans – Junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile;
or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2016	2.09%
Worst Quarter:	12/31/2015	-0.91%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class A			10/31/2013
Return before taxes	-1.38%	2.36%
Return after taxes on distributions	-2.99%	0.75%
Return after taxes on distributions and sale of fund shares	-0.79%	1.05%
Class C	1.70%	2.80%	10/31/2013
Class I	3.72%	3.72%	10/31/2013
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	4.25%	3.97%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
John F. Bailey, CFA	Portfolio Manager	since 2013
Jason P. Felderman, CFA	Portfolio Manager	since 2013
Zach Halstead	Portfolio Manager	since 2018
James K. Schaeffer, Jr.	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Global Equity

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	B	C	I	R1	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	B	C	I	R1	R6
Management fees	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%
Other expenses	0.40%	0.60%	0.37%	0.30%	0.35% [1]	0.20%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.50%	2.45%	2.22%	1.15%	1.70%	1.05%
Fee waiver and/or expense reimbursement[2]	0.14%	0.34%	0.11%	0.04%	0.09%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[3]	1.36%	2.11%	2.11%	1.11%	1.61%	1.05%
1	Other expenses for Class R1 shares are based on estimates for the current fiscal year.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R1 shares and 1.10% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
3	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$681	$ 985	$1311	$2231
Class B	$714	$1031	$1375	$2525
Class C	$314	$ 684	$1180	$2546
Class I	$113	$ 361	$ 629	$1394
Class R1	$164	$ 527	$ 915	$2001
Class R6	$107	$ 334	$ 579	$1283
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$681	$985	$1311	$2231
Class B	$214	$731	$1275	$2525
Class C	$214	$684	$1180	$2546
Class I	$113	$361	$ 629	$1394
Class R1	$164	$527	$ 915	$2001
Class R6	$107	$334	$ 579	$1283
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 38% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Rockefeller & Co., Inc. (the “sub-adviser”) invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The fund may invest in securities of U.S. and non-U.S. issuers of any size, but generally focuses on larger, more established companies. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets, as classified using the MSCI classifications of emerging and frontier markets. Under normal conditions, the fund will invest in at least four countries including the U.S. Securities held by the fund may be denominated in both U.S. dollars as well as the local currency.
The sub-adviser selects investments for the fund’s portfolio using a bottom-up security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition and compelling valuations.
Equity securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants for equity securities, depositary receipts such as American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, and interests in other investment companies, including exchange traded funds, that invest in equity securities.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to September 4, 2014, the fund was named Transamerica Multi-Manager International Portfolio, had a portfolio construction manager and used different investment strategies. The performance set forth prior to that date is attributable to the previous portfolio construction manager.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	25.56%
Worst Quarter:	12/31/2008	-22.43%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				03/01/2006
Return before taxes	19.56%	7.54%	2.22%
Return after taxes on distributions	19.06%	7.24%	1.96%
Return after taxes on distributions and sale of fund shares	11.54%	5.89%	1.70%
Class B	20.58%	7.81%	2.18%	03/01/2006
Class C	24.55%	7.96%	2.07%	03/01/2006
Class I	26.88%	9.12%	7.64%	11/30/2009
Class R6	26.85%	N/A	9.06%	05/29/2015
MSCI All Country World Index Net	23.97%	10.80%	4.65%
MSCI World Index ex-U.S. (reflects no deduction for fees, expenses or taxes)	24.81%	7.97%	2.38%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Rockefeller & Co., Inc. Portfolio Managers:
Jimmy C. Chang, CFA	Portfolio Manager	since 2014
David P. Harris, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at
www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible retirement plans investing in Class R1 and R6 shares.
Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.
The fund does not currently offer Class R1 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Government Money Market

Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	B	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	B	C	I
Management fees[1]	0.25%	0.25%	0.25%	0.25%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses	0.24%	0.52%	0.28%	0.34%
Total annual fund operating expenses	0.74%	1.77%	1.53%	0.59%
Fee waiver and/or expense reimbursement[2]	0.01%	0.29%	0.05%	0.11%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.73%	1.48%	1.48%	0.48%
1	Management fees have been restated to reflect a reduction in contractual management fees effective October 13, 2017.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.73% for Class A shares, 1.48% for Class B shares, 1.48% for Class C shares and 0.48% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 75	$236	$ 410	$ 917
Class B	$651	$829	$1032	$1787
Class C	$251	$478	$ 829	$1819
Class I	$ 49	$178	$ 318	$ 727
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 75	$236	$410	$ 917
Class B	$151	$529	$932	$1787
Class C	$151	$478	$829	$1819
Class I	$ 49	$178	$318	$ 727
Principal Investment Strategies: The fund is a government money market fund. The fund seeks to maintain a stable net asset value of $1.00 per share by investing in:
•	High-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
•	repurchase agreements that are fully collateralized by U.S. government securities or cash; and
•	cash.
The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the fund's total assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized as described above. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities. U.S. government securities in which the fund may invest include obligations of, or guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by Ginnie Mae. A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks. A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac.

The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
In managing the fund’s assets, the sub-adviser starts with a global “top down” analysis and then considers various fundamental factors, such as creditworthiness, duration, yield, interest rate and liquidity.
The fund invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by the fund’s sub-adviser. Where required by applicable regulations, the fund’s sub-adviser or Board of Trustees will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average fund maturity of 60 days or less.

The fund may invest in other government money market funds to the extent permitted by law.
As prevailing market conditions warrant, and at the discretion of the sub-adviser, the fund may hold cash uninvested and, if so, may be subject to risk with respect to the depository institution holding the cash. Cash assets are not income-generating and would impact the fund’s current yield.
If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the sub-adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Principal Risks:    You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
You should be aware that money market funds have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and this could happen again. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the fund to maintain a $1.00 per share net asset value.
As a government money market fund, the fund is not required to impose a fee upon sale of your shares (liquidity fees) or temporarily suspend your ability to sell shares if the fund liquidity falls below required minimums (redemption gates), and has no current intention to voluntarily impose such liquidity fees or redemption gates. However, the Board of Trustees reserves the right to impose liquidity fees and/or redemption gates in the future.
There is no assurance that the fund will meet its investment objective. The fund could underperform short-term debt instruments or other money market funds, or you could lose money, as a result of risks (in alphabetical order) such as:
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or may be perceived to be less creditworthy, or the value of assets underlying a security may decline. A decline may be significant, particularly in certain market environments.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have been at historically low levels and should be expected to go up. The fund's yield will tend to lag behind general changes in interest rates. The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry or sector, or about the economy or interest rates, may be incorrect. The fund is also subject to the risk of imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the sub-adviser’s investment style fails to produce the desired results. The fund’s investment strategies designed by the investment manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager and could have an adverse effect on the performance of the fund. Any of these things could cause the fund to lag relevant benchmarks or other funds with similar objectives.
Market – A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets, real or perceived adverse economic or political conditions, inflation, or other market events could cause the value of your investment in the fund, or its yield, to decline. While the fund seeks to maintain a $1.00 share price, when market prices fall, the value of your investment could go down.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected.
Money Market Fund Reform – The fund operates as a “government” money market fund under new federal regulations. The fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the fund will be able to maintain a $1.00 share price. The fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on fund redemptions, as permitted under the new regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future.
Mortgage-Related Securities – The value of mortgage-related securities will be influenced by factors affecting the housing market. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans. Mortgage-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Redemption – The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. In addition, the fund may suspend redemptions when permitted by applicable regulations.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Underlying Government Money Market Funds – The fund may invest in other government money market funds. Each of the underlying government money market funds in which the fund may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income. If interest rates increase, the fund's yield may not increase proportionately. For example, TAM or its affiliates may discontinue any temporary voluntary fee limitation or recoup amounts previously waived or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on yields. The fund may hold cash uninvested and, if so, will not earn income on those assets.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows the fund’s average annual total returns for different periods.
Absent any applicable fee waivers and/or expense limitations, performance would be lower. Prior to May 1, 2016, the fund operated as a “prime” money market fund and invested in certain types of securities that the fund is no longer permitted to hold. Consequently, the performance information below might have been different if the current investment limitations had been in effect prior to the conversion to a government money market fund. Performance shown for periods prior to May 1, 2016 reflects the fund’s former investment strategy.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the class, whichever is less.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

7-DAY YIELD (as of December 31, 2017)
Class A = 0.01%
	Quarter Ended	Return
Best Quarter:	03/31/2008	0.73%
Worst Quarter:	03/31/2013	0.00%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				03/01/2002
Return before taxes	0.01%	0.01%	0.20%
Return after taxes on distributions	0.00%	0.00%	0.13%
Return after taxes on distributions and sale of fund shares	0.00%	0.00%	0.13%
Class B	-4.99%	-0.19%	0.14%	03/01/2002
Class C	-0.99%	0.01%	0.14%	11/11/2002
Class I	0.01%	0.02%	0.02%	11/30/2009
Actual returns may depend on the investor’s individual tax situation and may differ from those shown.
Call customer service (1-888-233-4339) for the current 7-day yield.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Growth

Investment Objective: Seeks long-term growth of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R1	R6
Maximum sales charge (load) imposed on purchase (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R1	R6
Management fees	0.81%	0.81%
Distribution and service (12b-1) fees	0.50%	0.00%
Other expenses	0.21% [1]	0.06%
Total annual fund operating expenses	1.52%	0.87%
1	Other expenses for Class R1 shares are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class R1	$155	$480	$829	$1813
Class R6	$ 89	$278	$482	$1073
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class R1	$155	$480	$829	$1813
Class R6	$ 89	$278	$482	$1073
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 50% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Jennison Associates LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the fund’s total assets in equity and equity-related securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.
The sub-adviser uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macro-economic factors, in seeking to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.
The fund may invest up to 20% of its assets in the securities of foreign issuers, of which 10% may be invested in emerging markets issuers.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R6
	Quarter Ended	Return
Best Quarter:	03/31/2017	10.84%
Worst Quarter:	03/31/2016	-5.49%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class R6			05/29/2015
Return before taxes	36.42%	13.43%
Return after taxes on distributions	27.62%	7.26%
Return after taxes on distributions and sale of fund shares	27.91%	9.81%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	13.27%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Jennison Associates LLC Portfolio Managers:
Blair A. Boyer	Portfolio Manager	since 2006
Michael A. Del Balso	Portfolio Manager	since 2004
Spiros Segalas	Portfolio Manager	since 2004
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
There is no minimum investment for eligible retirement plans investing in Class R1 and R6 shares.
The fund does not currently offer Class R1 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica High Yield Bond

Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	B	C	I	R1	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	B	C	I	R1	R6
Management fees	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%
Other expenses	0.22%	0.28%	0.16%	0.16%	0.21% [1]	0.06%
Total annual fund operating expenses	1.04%	1.85%	1.73%	0.73%	1.28%	0.63%
1	Other expenses for Class R1 shares are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$576	$790	$1022	$1686
Class B	$688	$882	$1101	$1957
Class C	$276	$545	$ 939	$2041
Class I	$ 75	$233	$ 406	$ 906
Class R1	$130	$406	$ 702	$1545
Class R6	$ 64	$202	$ 351	$ 786
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$576	$790	$1022	$1686
Class B	$188	$582	$1001	$1957
Class C	$176	$545	$ 939	$2041
Class I	$ 75	$233	$ 406	$ 906
Class R1	$130	$406	$ 702	$1545
Class R6	$ 64	$202	$ 351	$ 786
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 39% of the average value of its portfolio.
Principal Investment Strategies: The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund's sub-adviser). The sub-adviser’s strategy is to seek to achieve high returns for the fund while maintaining a reasonable risk profile.
In managing the fund's assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure.

The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Bank Obligations – To the extent the fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	22.80%
Worst Quarter:	12/31/2008	-16.73%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				06/14/1985
Return before taxes	1.86%	4.02%	6.92%
Return after taxes on distributions	-0.41%	1.50%	4.22%
Return after taxes on distributions and sale of fund shares	1.05%	1.91%	4.19%
Class B	1.01%	4.01%	6.79%	10/01/1995
Class C	5.06%	4.25%	6.70%	11/11/2002
Class I	7.09%	5.28%	7.89%	11/30/2009
Class R6	7.21%	N/A	4.98%	05/29/2015
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	7.50%	5.78%	8.09%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Kevin Bakker, CFA	Portfolio Manager	since 2007
Benjamin D. Miller, CFA	Portfolio Manager	since 2006
James K. Schaeffer, Jr.	Portfolio Manager	since 2011
Derek Thoms	Portfolio Manager	since 2016

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible retirement plans investing in Class R1 and R6 shares.
Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.
The fund does not currently offer Class R1 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica High Yield Muni

Investment Objective: Seeks to maximize total return through investment in medium- and lower-grade municipal securities that are exempt from federal income tax.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	0.54%	0.54%	0.54%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	0.25%	0.26%	0.29%
Total annual fund operating expenses	1.04%	1.80%	0.83%
Fee waiver and/or expense reimbursement[1]	0.13%	0.29%	0.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.91%	1.51%	0.76%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.01% for Class A shares, 1.76% for Class C shares and 0.76% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect. In addition, 0.10% of the 0.25% distribution and services (12b-1) fee for Class A shares and 0.25% of the 1.00% distribution and services (12b-1) fee for Class C shares will be contractually waived through March 1, 2019.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$415	$633	$868	$1543
Class C	$254	$538	$948	$2092
Class I	$ 78	$258	$454	$1019
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$415	$633	$868	$1543
Class C	$154	$538	$948	$2092
Class I	$ 78	$258	$454	$1019
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 115% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”) applicable to individuals. Interest income from some of the municipal obligations in which the fund may invest may be subject to AMT. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions. The fund may invest 25% or more of its total assets in any sector or sub-sector of the municipal bond market.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The process is engineered to seek to exploit mispricing that may be apparent at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve positioning. Investment decisions are made to maximize total return while balancing portfolio risk. The fund’s investments generally include higher yielding municipal bonds, specifically medium- to- lower-grade municipal bonds. High-yield, lower-grade debt securities (commonly known as “junk bonds”) are those rated below “Baa” by Moody’s

Investors Service, Inc. (“Moody’s”) or lower than “BBB” by Standard & Poor’s Rating Services (“S&P”) or comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined by the sub-adviser to be of comparable quality). The fund has the flexibility to invest the remainder of its assets in a broad array of issuers across the credit spectrum.
The fund may also invest up to 15% of its assets in municipal bonds that are distressed securities. Distressed securities are securities that are the subject of bankruptcy proceedings or are rated in the lowest rating categories by at least one independent rating agency (“CC” or lower by S&P or Fitch or “Ca” or lower by Moody’s), or if unrated, judged to be of comparable quality by the sub-adviser. The fund may also invest in higher quality debt securities.
Under normal conditions, the duration of the fund will generally vary between three and 20 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates. The fund does not limit the maturity of the securities in which it invests. The maturity of a fixed income security is the measure of time remaining until the final payment on the security is due. However, under normal circumstances, the fund may focus on longer-term maturities in an effort to capture the higher yields generally associated with such maturities. The fund may invest more than 25% of its assets in securities relating to one political subdivision, such as any state or U.S. territory. The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”) as well as municipal bond closed-end funds.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
The fund may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than tax-exempt securities issued by other issuers. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Puerto Rico Municipal Securities – Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. Recently, Puerto Rico has defaulted on certain general obligation bonds and agency debt payments and there may be additional defaults. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code. It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt restructuring process itself, could adversely affect the value of Puerto Rico municipal securities. To the extent the fund holds any Puerto Rico municipal securities, the fund may lose some or all of the value of those investments.
Taxable Investments – Although distributions of interest income from the fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your fund distributions.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2014	5.31%
Worst Quarter:	12/31/2016	-6.64%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class A			07/31/2013
Return before taxes	5.96%	7.33%
Return after taxes on distributions	5.19%	6.53%
Return after taxes on distributions and sale of fund shares	3.95%	5.91%
Class C	7.86%	7.55%	07/31/2013
Class I	9.67%	8.34%	07/31/2013
Bloomberg Barclays High Yield Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	9.69%	6.00%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Belle Haven Investments, L.P. Portfolio Manager:
Matthew Dalton	Portfolio Manager	since 2013
Brian Steeves	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: The fund intends to distribute income that is exempt from regular federal income tax and the AMT. A portion of the fund’s distributions may be subject to taxes.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Inflation Opportunities

Investment Objective: Seeks maximum real return, consistent with appreciation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees	0.58%	0.58%	0.58%	0.58%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.00%
Other expenses	0.72%	0.21%	0.23%	0.12%
Total annual fund operating expenses	1.55%	1.79%	0.81%	0.70%
Fee waiver and/or expense reimbursement[1]	0.55%	0.04%	0.06%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%	1.75%	0.75%	0.70%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.00% for Class A shares, 1.75% for Class C shares, 0.75% for Class I shares and 0.75% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$572	$890	$1230	$2188
Class C	$278	$559	$ 966	$2102
Class I	$ 77	$253	$ 444	$ 996
Class R6	$ 72	$224	$ 390	$ 871
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$572	$890	$1230	$2188
Class C	$178	$559	$ 966	$2102
Class I	$ 77	$253	$ 444	$ 996
Class R6	$ 72	$224	$ 390	$ 871
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 41% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing the fund’s assets primarily in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.
Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers with respect to domestic issuers.
The fund may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and mortgage-backed asset-backed securities. The fund may invest in securities of any maturity and does not have a target average duration. The fund also may invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents.
The fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (often referred to as “junk bonds”) rated BB or below by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Corporation or Fitch, Inc., or, if unrated, determined by the sub-advisor to be of comparable quality.
The fund may use derivatives, including swaps, currency forward contracts, and futures, in an effort to mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. The fund may invest in swaps, including interest rate swaps, inflation-based swaps and credit default swaps, provided that the fund’s maximum swap underlying notional value exposure does not exceed 40% of the underlying market value of the fund’s portfolio. The fund may also invest in hybrid instruments.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds)
have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Hybrid Instruments – Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.

Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds generally seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2016	2.98%
Worst Quarter:	09/30/2015	-2.26%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class A			03/01/2014
Return before taxes	-1.14%	-0.25%
Return after taxes on distributions	-1.74%	-0.66%
Return after taxes on distributions and sale of fund shares	-0.65%	-0.38%
Class C	2.03%	0.28%	03/01/2014
Class I	4.06%	1.25%	03/01/2014
Class R6	4.08%	2.66%	07/25/2016
Bloomberg Barclays Global Inflation Linked Bond Index (reflects no deduction for fees, expenses or taxes)	8.67%	2.08%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: PineBridge Investments LLC Portfolio Managers:
Roberto Coronado	Co-Portfolio Manager	since 2016
Gunter H. Seeger	Co-Portfolio Manager	since 2018
Robert A. Vanden Assem, CFA	Co-Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible retirement plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Intermediate Muni

Investment Objective: Seeks to maximize total return through a combination of current income that is exempt from federal income tax and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	0.43%	0.43%	0.43%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	0.10%	0.11%	0.16%
Total annual fund operating expenses	0.78%	1.54%	0.59%
Fee waiver and/or expense reimbursement[1]	0.10%	0.25%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.68%	1.29%	0.59%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.85% for Class A shares, 1.60% for Class C shares and 0.71% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect. In addition, 0.10% of the 0.25% distribution and services (12b-1) fee for Class A shares and 0.25% of the 1.00% distribution and services (12b-1) fee for Class C shares will be contractually waived through March 1, 2019.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$392	$556	$735	$1251
Class C	$231	$462	$816	$1813
Class I	$ 60	$189	$329	$ 738
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$392	$556	$735	$1251
Class C	$131	$462	$816	$1813
Class I	$ 60	$189	$329	$ 738
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 55% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”) applicable to individuals. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The fund will invest utilizing a process that seeks to maximize total return, while adhering to longer term strategic risk management through a disciplined commitment to the diversification benefits of investment in a number of security types within the municipal bond market. The fund does this by taking a flexible approach to where it identifies value opportunities regardless of the par value. The sub-adviser also has the flexibility to invest in a broad array of issuers across the credit spectrum, although the fund is expected to have an investment grade bias.
Under normal conditions, the fund’s dollar-weighted average maturity is more than 3 years and less than 10 years. A fixed income security’s maturity is the date at which the security’s issuer legally agrees to repay the principal.

The fund may invest no more than 25% of its assets in securities of issuers in the same state, political subdivision or U.S. territory. The fund may invest up to 20% of its net assets in taxable investments, including U.S. high yield fixed income securities (commonly known as “junk bonds”) rated B or higher. Junk bonds are those securities rated below investment grade by at least one nationally recognized statistical rating organization, or, if unrated, determined by the sub-adviser to be of comparable quality.
The fund may invest in derivative instruments such as options and futures contracts on U.S. Treasury securities for hedging purposes. The fund may also invest in exchange-traded funds (“ETFs”).
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
The fund may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than tax-exempt securities issued by other issuers. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Puerto Rico Municipal Securities – Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. Recently, Puerto Rico has defaulted on certain general obligation bonds and agency debt payments and there may be additional defaults. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code. It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt restructuring process itself, could adversely affect the value of Puerto Rico municipal securities. To the extent the fund holds any Puerto Rico municipal securities, the fund may lose some or all of the value of those investments.
Taxable Investments – Although distributions of interest income from the fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your fund distributions.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2014	3.48%
Worst Quarter:	12/31/2016	-4.75%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				10/31/2012
Return before taxes	2.19%	3.71%	4.48%
Return after taxes on distributions	2.18%	3.49%	4.27%
Return after taxes on distributions and sale of fund shares	2.10%	3.22%	3.84%
Class C	3.89%	3.77%	4.52%	10/31/2012
Class I	5.61%	4.54%	5.26%	10/31/2012
Bloomberg Barclays Muni Managed Money Intermediate Index (reflects no deduction for fees, expenses or taxes)	4.88%	2.55%	2.51%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Belle Haven Investments, L.P. Portfolio Managers:
Matthew Dalton	Portfolio Manager	since 2012
Brian Steeves	Portfolio Manager	since 2012
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: The fund intends to distribute income that is exempt from regular federal income tax and the AMT. A portion of the fund’s distributions may be subject to taxes.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica International Equity

Investment Objective: Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R1	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R1	R6
Management fees	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.50%	0.00%
Other expenses	0.24%	0.23%	0.18%	0.23% [1]	0.08%
Total annual fund operating expenses	1.20%	1.94%	0.89%	1.44%	0.79%
1	Other expenses for Class R1 shares are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$666	$910	$1173	$1925
Class C	$297	$609	$1047	$2264
Class I	$ 91	$284	$ 493	$1096
Class R1	$147	$456	$ 787	$1724
Class R6	$ 81	$252	$ 439	$ 978
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$666	$910	$1173	$1925
Class C	$197	$609	$1047	$2264
Class I	$ 91	$284	$ 493	$1096
Class R1	$147	$456	$ 787	$1724
Class R6	$ 81	$252	$ 439	$ 978
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 22% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed countries, but may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of approximately 80-110 stocks is selected as a result of this process. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other
U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
The fund acquired the assets and assumed the liabilities of TS&W International Equity Portfolio (the “predecessor fund”) on February 28, 2011, and the predecessor fund is the accounting and performance survivor of the reorganization. This means that the predecessor fund’s performance and financial history have been adopted by the fund. In the reorganization, former shareholders of the predecessor fund received Class I shares of the fund. The performance of Class I shares of the fund includes the performance of the predecessor fund prior to the reorganization. The performance of the predecessor fund has not been restated to reflect the current annual operating expenses of Class I shares. The inception date shown in the table for Class I shares is that of the predecessor fund.

Annual Total Returns (calendar years ended December 31) - Class I
	Quarter Ended	Return
Best Quarter:	06/30/2009	24.59%
Worst Quarter:	09/30/2008	-21.12%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class I				12/18/1992
Return before taxes	22.58%	8.48%	3.59%
Return after taxes on distributions	21.61%	7.62%	3.04%
Return after taxes on distributions and sale of fund shares	13.41%	6.51%	2.74%
Class A	15.46%	6.87%	5.66%	03/01/2011
Class C	20.26%	7.35%	5.82%	03/01/2011
Class R6	22.70%	N/A	4.91%	05/29/2015
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.62%	8.39%	2.42%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brandon H. Harrell, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).

The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible retirement plans investing in Class R1 and R6 shares.
The fund does not currently offer Class R1 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica International Growth (formerly, Transamerica International Equity Opportunities)

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees[1]	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.00%
Other expenses	0.06%	0.06%	0.16%	0.07%
Total annual fund operating expenses[2]	1.06%	1.81%	0.91%	0.82%
1	Management fees have been restated to reflect a reduction in management fees effective March 1, 2018.
2	Total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the financial highlights table, which do not reflect the reduction in management fees effective March 1, 2018.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$652	$869	$1103	$1773
Class C	$284	$569	$ 980	$2127
Class I	$ 93	$290	$ 504	$1120
Class R6	$ 84	$262	$ 455	$1014
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$652	$869	$1103	$1773
Class C	$184	$569	$ 980	$2127
Class I	$ 93	$290	$ 504	$1120
Class R6	$ 84	$262	$ 455	$1014
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 15% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Greystone Managed Investments Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities—such as preferred stock, convertible securities and depositary receipts—of issuers economically tied to a number of countries throughout the world, including emerging market countries. The fund normally invests primarily in equity securities of foreign companies, including emerging market equity securities. In selecting investments for the fund, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. The sub-adviser may invest the fund’s assets in companies of any size. The fund may also invest in warrants and rights.
The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser will normally invest the fund’s assets in investments economically tied to at least three countries not including the United States. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country.
The sub-adviser normally allocates the fund's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
China A–Shares – The fund may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict the fund’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when the fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the fund’s investments through the Programs. There is no guarantee that all three exchanges will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
In addition, uncertainties in China tax rules governing taxation of income and gains from investments in China A-Shares via the Programs could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The past performance information shown below is for Class I2 shares, which are not available through this prospectus. Although Class A, Class C, Class I and Class R6 shares would have similar annual returns to Class I2 shares because the classes are invested in the same portfolio of securities, the returns for Class I2 shares will vary from Class A, Class C, Class I and Class R6 shares to the extent the classes have different expenses and are subject to a sales charge. Class I2 shares are not subject to sales charges and have no 12b-1 fees. Performance information for Class A, Class C, Class I and Class R6 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 1, 2018, the fund was named Transamerica International Equity Opportunities, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	09/30/2009	21.17%
Worst Quarter:	09/30/2011	-20.57%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				06/10/2008
Return before taxes	27.58%	7.41%	4.46%
Return after taxes on distributions	27.19%	6.55%	3.38%
Return after taxes on distributions and sale of fund shares	16.12%	5.69%	3.39%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.62%	8.39%	3.08%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Greystone Managed Investments Inc. Portfolio Managers:
Alfred Li, CFA	Portfolio Manager	since 2018
Jeff Tiefenbach, CFA	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible retirement plans investing in Class R1 and R6 shares.
The fund does not currently offer Class R1 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica International Small Cap Value

Investment Objective: Seeks maximum long-term total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.94%
Distribution and service (12b-1) fees	None
Other expenses	0.18%
Total annual fund operating expenses	1.12%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$114	$356	$617	$1,363
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 25% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies. The fund considers small-cap companies to be those with market capitalizations between $200 million and $6 billion at the time of investment. The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser will seek stocks that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize small cap companies, it may also invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its assets in securities of companies in emerging markets. It is expected that investments will generally be diversified throughout the world and within markets in an effort to moderate specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Small Cap Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of approximately 80-120 securities is selected as a result of this process.
The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the MSCI EAFE Small Cap Index.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I
	Quarter Ended	Return
Best Quarter:	06/30/2017	7.65%
Worst Quarter:	09/30/2014	-9.05%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I			01/04/2013
Return before taxes	30.47%	10.57%
Return after taxes on distributions	29.35%	9.71%
Return after taxes on distributions and sale of fund shares	17.79%	8.24%
MSCI EAFE Small Cap Index Gross (reflects no deduction for fees, expenses or taxes)	33.50%	12.90%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Managers:
Brandon H. Harrell, CFA	Portfolio Manager	since 2013
Stedman D. Oakey, CFA	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum investment for Class I shares is $1,000,000.
Shares of the fund are not available for purchase to new investors. Existing shareholders may continue to invest in the fund as described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Large Cap Value

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R1	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R1	R6
Management fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.50%	0.00%
Other expenses	0.16%	0.14%	0.14%	0.19% [1]	0.04%
Total annual fund operating expenses	1.06%	1.79%	0.79%	1.34%	0.69%
1	Other expenses for Class R1 shares are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$652	$869	$1103	$1773
Class C	$282	$563	$ 970	$2105
Class I	$ 81	$252	$ 439	$ 978
Class R1	$136	$425	$ 734	$1613
Class R6	$ 70	$221	$ 384	$ 859

If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$652	$869	$1103	$1773
Class C	$182	$563	$ 970	$2105
Class I	$ 81	$252	$ 439	$ 978
Class R1	$136	$425	$ 734	$1613
Class R6	$ 70	$221	$ 384	$ 859
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 128% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The fund considers large cap companies to be companies with capitalizations within the range of companies included in the Russell 1000® Value Index1. As of December 31, 2017, the market capitalization range of the Russell 1000® Value Index was between approximately $1.1 billion and $489 billion. The fund’s sub-adviser, Levin Capital Strategies, L.P. (the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $10 billion. The fund typically holds between 25 and 40 positions.
The fund will employ a value-oriented, contrarian approach and a bottom-up fundamental research process combining stock specific insight with a contra momentum discipline. Employing a contra momentum discipline is a practice through which the sub-adviser will seek to purchase securities trading lower than recent highs and at modest multiples of cash flow, reflecting low asset valuations and indicating that the securities may be undervalued. The sub-adviser emphasizes capital preservation, risk control and downside protection. The goal of the systematic evaluation is to identify and buy stocks that are undervalued but have an identifiable catalyst, such as a potentially profitable product in the issuer’s production pipeline, that has the potential to unlock value.
The fund will generally invest in companies across a variety of industries and sectors. Valuation is assessed on both a relative and absolute basis. The fund will invest primarily in common stock and depositary receipts. The fund may invest up to 20% of its assets in non-U.S. securities. The fund considers non-U.S. securities to include issuers organized or located outside the U.S. and trade primarily in a market located outside the U.S. The fund may invest up to 20% of its net assets in small and/or medium capitalization companies.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower. Index returns are since the inception of the oldest share class.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to July 31, 2012, the fund was named Transamerica Quality Value, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	12/31/2011	12.47%
Worst Quarter:	09/30/2011	-15.99%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				11/15/2010
Return before taxes	5.88%	14.09%	12.91%
Return after taxes on distributions	2.43%	10.05%	9.85%
Return after taxes on distributions and sale of fund shares	5.15%	9.90%	9.49%
Class C	10.32%	14.56%	13.03%	11/15/2010
Class I	12.38%	15.72%	14.18%	11/15/2010
Class R6	12.49%	N/A	12.12%	05/29/2015
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	13.66%	14.04%	13.11%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Levin Capital Strategies, L.P. Portfolio Managers:
John Levin	Portfolio Manager	since 2012
Jack Murphy	Portfolio Manager	since 2012
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible retirement plans investing in Class R1 and R6 shares.
The fund does not currently offer Class R1 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Mid Cap Growth

Investment Objective: Seeks long term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	0.28%	0.29%	0.23%
Total annual fund operating expenses	1.28%	2.04%	0.98%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$673	$934	$1214	$2010
Class C	$307	$640	$1098	$2369
Class I	$100	$312	$ 542	$1201
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$673	$934	$1214	$2010
Class C	$207	$640	$1098	$2369
Class I	$100	$312	$ 542	$1201
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 30% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser believes have the potential to deliver earnings growth in excess of the market average, or to become market leaders. Under normal circumstances, the fund’s sub-adviser, Quantum Capital Management (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index1. As of December 31, 2017, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $1.2 billion to $36.7 billion. Over time, the capitalizations of the companies in the Russell Midcap® Growth Index will change. As they do, the size of the companies in which the fund invests may change.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The fund emphasizes common stocks. The fund may also invest in foreign securities.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Mid Growth (the “predecessor fund”), on March 10, 2017, and the predecessor fund is the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Prior to June 28, 2013, the predecessor fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.
The past performance shown below is for Class R4 shares. Class R4 shares are not offered in this prospectus. Although Class A , Class C and Class I shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class A , Class C and Class I shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class A , Class C and Class I shares will be included in a future prospectus after the classes have been in operation for one calendar year. following the reorganizations
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	12/31/2010	17.62%
Worst Quarter:	12/31/2008	-25.45%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				11/07/2001
Return before taxes	21.29%	13.43%	6.48%
Return after taxes on distributions	19.97%	8.62%	4.19%
Return after taxes on distributions and sale of fund shares	12.76%	8.82%	4.29%
Russell Midcap® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	25.27%	15.30%	9.10%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Quantum Capital Management Portfolio Managers:
Howard Aschwald, CFA	Portfolio Manager	since 2013
Timothy D. Chatard, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is
$50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Mid Cap Value Opportunities

Investment Objective: Seeks to provide investors with long term capital growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.00%
Other expenses	0.14%	0.19%	0.16%	0.06%
Total annual fund operating expenses	1.09%	1.89%	0.86%	0.76%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$655	$878	$1118	$1806
Class C	$292	$594	$1021	$2212
Class I	$ 88	$274	$ 477	$1061
Class R6	$ 78	$243	$ 422	$ 942

If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$655	$878	$1118	$1806
Class C	$192	$594	$1021	$2212
Class I	$ 88	$274	$ 477	$1061
Class R6	$ 78	$243	$ 422	$ 942
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 76% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund's sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Value Index1 (between approximately $4.4 billion and $29 billion as of its most recent reconstitution on June 23, 2017). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.
The fund primarily invests in common stocks. The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser's mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action.
The sub-adviser's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2016	5.15%
Worst Quarter:	09/30/2015	-2.71%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class A			04/30/2014
Return before taxes	3.30%	8.54%
Return after taxes on distributions	1.49%	6.76%
Return after taxes on distributions and sale of fund shares	3.34%	6.22%
Class C	7.43%	9.39%	04/30/2014
Class I	9.66%	10.50%	04/30/2014
Class R6	9.78%	10.33%	07/25/2016
Russell Midcap® Value Index[1] (reflects no deduction for fees, expenses or taxes)	13.34%	9.91%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brett P. Hawkins, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible retirement plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica MLP & Energy Income

Investment Objective: Seeks long-term growth of capital while providing current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	1.11%	1.11%	1.11%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	0.22%	0.25%	0.18%
Total annual fund operating expenses	1.58%	2.36%	1.29%
Fee waiver and/or expense reimbursement[1]	0.00%	0.01%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.58%	2.35%	1.29%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.60% for Class A shares, 2.35% for Class C shares and 1.35% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$702	$1021	$1363	$2325
Class C	$338	$ 735	$1259	$2695
Class I	$131	$ 409	$ 708	$1556
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$702	$1021	$1363	$2325
Class C	$238	$ 735	$1259	$2695
Class I	$131	$ 409	$ 708	$1556
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 41% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “sub-adviser”), seeks to achieve the fund’s stated objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and debt securities of energy master limited partnerships (“MLPs”), MLP-related entities, energy infrastructure companies and other issuers in the energy sector. The sub-adviser considers the “energy sector” to consist of companies involved in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity (“energy-related assets”).
MLPs are publicly traded partnerships that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products (“midstream assets”). MLPs also include general partner MLPs whose assets consist of ownership interests of an affiliated MLP (which may include general partnership interests, incentive distribution rights, common units and subordinated units).
MLP-related entities include companies structured as MLPs that have elected to be taxed as corporations for federal income tax purposes and affiliates of MLPs, substantially all of whose assets consist of i-units and instruments that are derivatives of interests in MLPs. MLP affiliates are not treated as publicly traded partnerships for federal income tax purposes. Energy infrastructure companies are companies, other than MLPs, that own or operate midstream assets. This includes companies that (i) derive at least

50% of their revenues or operating income from midstream assets or (ii) have midstream assets that represent a majority of their assets. Energy infrastructure companies are not structured as MLPs and are taxed as corporations. Investments in other issuers in the energy sector will consist of companies that own, operate or provide services to energy-related assets.
MLP and MLP-related equity investments by the fund may include securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, including MLP and limited liability company common units; the equity securities issued by MLP-related entities, such as I-shares of MLP-related entities and common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in MLPs and energy infrastructure companies.
The fund may invest in the debt securities of issuers in the energy sector, but not more than 10% of its total assets may be invested in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities.
The fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to I-shares of MLP-related entities, substantially all of whose assets consist of limited partnership interests in MLPs in the form of i-units, which are not treated as publicly traded partnerships for federal income tax purposes. MLP-related entities receive additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-shares will receive additional I-shares, in the same proportion as the MLP-related entities’ receipt of i-units, rather than cash distributions.
The fund may use short sales, arbitrage and other strategies to try to generate additional return, the maximum exposure to which may not exceed 20% of the fund’s net assets. As part of such strategies, the fund may (1) engage in paired long short trades in an attempt to arbitrage pricing disparities in securities held in the fund (e.g., establishing a long or short position in the equity of an MLP issuer while simultaneously establishing an opposite position in an affiliated MLP-related entity or other affiliated equity security); (2) trade call or put options; (3) enter into total return swaps or credit default contracts; or (4) sell securities short. The fund may also invest in foreign securities, but generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. and Canadian exchanges.
Options trading is not a core strategy of the fund, but may be used to monetize existing positions when price targets are reached, to generate income and to help hedge the fund. In addition, by taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.
The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes.
The above investment restrictions apply at the time of purchase, and the fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Arbitrage – Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
Capital Markets – Energy companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, energy companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
Cash Flow – A substantial portion of the income received by the fund is expected to be derived from investments in equity securities of energy companies. The amount and tax characterization of cash that any such company has available for distribution depends on the amount of cash generated from such company’s operations. Cash from operations may vary widely from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. In addition, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs, borrowing costs and other costs of expenditures may reduce the amount of cash that a company has available for distribution in a given period.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Energy Sector – Under normal circumstances, the fund concentrates its investments in industries in the energy sector. Investing in the energy sector involves a number of risks, including:
•	Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies.
•	Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated.
•	Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons.
•	Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and (v) the prices they may charge for the products and services they provide.
•	Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices.
•	Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that energy companies are unable to make such acquisitions, whether because they are unable to identify attractive acquisition candidates and negotiate and close acceptable purchase contracts or to raise financing for such acquisitions on economically acceptable terms, or otherwise, their future growth may be limited.
•	Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
•	Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions.
•	Terrorism/Market Disruption . Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets.
•	Weather. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Industry Concentration – The fund concentrates its investments in a specific industry or industries. Concentration in a particular industry subjects the fund to the risks associated with that industry. As a result, the fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The yields for equity securities of MLPs and certain midstream companies (companies that own and operate midstream assets, which are used in energy logistics, including, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products) are susceptible in the short-term to fluctuations in interest rates and the prices of such equity securities may decline when interest rates rise. This is also true for investments in debt instruments of energy companies. Rising interest rates can adversely impact the financial performance of energy companies by increasing the cost of capital. This may reduce such companies’ ability to execute acquisitions or expansion projects in a cost-effective manner.
IPOs – Initial public offerings (“IPOs”) are subject to specific risks which include, among others:
•	high volatility;
•	no track record for consideration;
•	securities may be illiquid; and
•	earnings are less predictable.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Master Limited Partnerships – Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of the fund’s investments in such securities may decline if interest rates rise. The value of the fund’s investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Privately Held Companies – Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the sub-adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the fund invests. Investments in privately held companies may be illiquid and difficult to value.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Tax – In order to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. If the fund were to fail to meet any of these requirements, the fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would generally be taxable to shareholders as ordinary dividend income to the extent attributable to the fund’s earnings and profits. If the fund were to fail to qualify as a RIC, shareholders of the fund could realize significantly diminished returns from their investment in the fund. In the alternative, the fund may be able to preserve its RIC qualification under those circumstances by meeting certain conditions, in which case it may be subject to certain additional taxes.
The fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes. An MLP is an entity treated as a partnership under the Internal Revenue Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. If it does not so qualify, it will generally be subject to tax as a corporation and there could be a material decrease in the value of its securities.
Depreciation or other cost recovery deductions passed through to the fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund’s income in one or more subsequent years.

When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the fund may need to liquidate investments, which may lead to additional recapture income.
Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the fund or the issuers in which the fund invests. Any such changes could negatively impact the value of the fund’s investments and the amount and tax characterization of distributions paid by the fund.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2016	15.90%
Worst Quarter:	09/30/2015	-26.47%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class A			04/30/2013
Return before taxes	-5.89%	-3.36%
Return after taxes on distributions	-6.81%	-4.24%
Return after taxes on distributions and sale of fund shares	-2.79%	-2.71%
Class C	-2.12%	-2.93%	04/30/2013
Class I	-0.21%	-1.92%	04/30/2013
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	14.08%
Alerian MLP Total Return Index (reflects no deduction for fees, expenses or taxes)	-6.52%	-4.02%
Transamerica MLP & Energy Income Blended Benchmark (reflects no deduction for fees, expenses or taxes)	-0.21%	-0.16%
Prior to November 1, 2017, the secondary benchmark of the fund was the Transamerica MLP & Energy Income Blended Benchmark, which consisted of the Alerian MLP Total Return Index (50%) and Bloomberg Barclays Investment Grade Credit Index (50%). As of November 1, 2017, the secondary benchmark is the Alerian MLP Total Return Index. This change to the secondary benchmark was made to more accurately reflect the principal investment strategies of the fund.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Kayne Anderson Capital Advisors, L.P. Portfolio Manager:
John C. Frey	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. Some fund distributions may be treated as a return of capital, which is not currently taxable. Distributions treated as a return of capital will reduce your tax basis in your shares.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Multi-Cap Growth

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	B	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	B	C	I
Management fees	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses	0.53%	1.08%	0.46%	0.24%
Total annual fund operating expenses	1.48%	2.78%	2.16%	0.94%
Fee waiver and/or expense reimbursement[1]	0.23%	0.78%	0.16%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.25%	2.00%	2.00%	0.94%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$670	$ 971	$1293	$2203
Class B	$703	$1088	$1500	$2738
Class C	$303	$ 661	$1145	$2480
Class I	$ 96	$ 300	$ 520	$1155
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$670	$971	$1293	$2203
Class B	$203	$788	$1400	$2738
Class C	$203	$661	$1145	$2480
Class I	$ 96	$300	$ 520	$1155
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 16% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Alta Capital Management, LLC (the “sub-adviser”), under normal conditions, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies of any size. The sub-adviser seeks to achieve the fund’s investment objective by building a portfolio focused primarily on growth stocks of U.S. companies of any capitalization that the sub-adviser believes will generate above-benchmark returns over a full market cycle.
The sub-adviser utilizes a bottom-up, fundamental approach to identify a group of approximately 30-35 stocks which it believes will outperform the Russell 3000® Growth Index1. The sub-adviser anticipates making investments in companies representing a broad range of market capitalizations, which generally may include large-, mid-, and small-capitalization companies. The sub-adviser may invest up to 20% of the fund’s assets in securities of foreign companies, including emerging market securities, primarily indirectly through American Depositary Receipts (ADRs).
The sub-adviser seeks to invest in what the sub-adviser believes are quality companies with a demonstrated history of consistent growth and stability in earnings that they believe are selling at an attractive valuation relative to future growth expectations. Quality
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

is measured by, among other factors, a company’s demonstrated ability to consistently grow earnings and free cash flow. Other characteristics of quality companies generally include high returns on capital; attractive profit margins; financial flexibility; and a leading industry position. The sub-adviser seeks to purchase stocks of companies capable of sustaining these competitive advantages well into the future.
Research is primarily performed in-house by the sub-adviser and relies on proprietary screens and valuation models. A security may be sold as it reaches the sub-adviser’s fair valuation, its growth or quality attributes are undermined or it underperforms beyond a set limit.
Risk control is inherent to the investment management process. The sub-adviser believes a strict screening process, rigorous assessment of a company’s competitive advantages, and conservative valuation assumptions minimize risk at the individual stock level. Additional risk control measures at the portfolio level include placing bands on individual stock and sector weightings, normally investing no more than 20% of the fund’s net assets in small capitalization companies, and generally maintaining a minimum of 40% of the fund’s net assets invested in large capitalization companies.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the

Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Prior to March 1, 2016, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period between March 22, 2011 and February 29, 2016 is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	20.38%
Worst Quarter:	12/31/2008	-23.89%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				03/01/2000
Return before taxes	16.14%	5.82%	3.38%
Return after taxes on distributions	14.42%	3.33%	1.78%
Return after taxes on distributions and sale of fund shares	9.82%	4.31%	2.59%
Class B	17.00%	6.03%	3.33%	03/01/2000
Class C	20.89%	6.22%	3.22%	11/11/2002
Class I	23.36%	7.42%	9.32%	11/30/2009
Russell 3000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	29.59%	17.16%	9.93%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Alta Capital Management, LLC Portfolio Managers:
Melanie H. Peche, CFA	Portfolio Manager	since 2016
Michael O. Tempest	Portfolio Manager	since 2016
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at

www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Multi-Managed Balanced

Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	B	C	I	R1	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	B	C	I	R1	R6
Management fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%
Other expenses	0.13%	0.49%	0.14%	0.17%	0.21% [1]	0.06%
Total annual fund operating expenses	1.03%	2.14%	1.79%	0.82%	1.36%	0.71%
1	Other expenses for Class R1 shares are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$649	$860	$1087	$1740
Class B	$717	$970	$1249	$2189
Class C	$282	$563	$ 970	$2105
Class I	$ 84	$262	$ 455	$1014
Class R1	$138	$431	$ 745	$1635
Class R6	$ 73	$227	$ 395	$ 883
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$649	$860	$1087	$1740
Class B	$217	$670	$1149	$2189
Class C	$182	$563	$ 970	$2105
Class I	$ 84	$262	$ 455	$1014
Class R1	$138	$431	$ 745	$1635
Class R6	$ 73	$227	$ 395	$ 883
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 39% of the average value of its portfolio.
Principal Investment Strategies: The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund. The fund varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.
Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The fund's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®.
Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund's sub-adviser.
In managing the fund's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s qualitative “top down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined approach to determine sector, security, yield curve positioning, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.

Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.

The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund was named Transamerica Balanced, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period prior to that date is attributable to that previous sub-adviser. Prior to May 1, 2014, the fund had a different fixed-income sub-adviser and used different investment strategies. The performance set forth for the period between March 22, 2011 and April 30, 2014 is attributable to the previous fixed-income sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	13.89%
Worst Quarter:	12/31/2008	-16.46%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				12/02/1994
Return before taxes	7.57%	8.37%	6.29%
Return after taxes on distributions	6.73%	7.31%	5.09%
Return after taxes on distributions and sale of fund shares	4.90%	6.39%	4.76%
Class B	7.58%	8.39%	6.19%	10/01/1995
Class C	11.94%	8.85%	6.22%	11/11/2002
Class I	14.09%	9.92%	11.41%	11/30/2009
Class R6	14.21%	N/A	7.54%	05/29/2015
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Tyler A. Knight, CFA	Portfolio Manager	since 2015
Sivakumar N. Rajan	Portfolio Manager	since 2017
Doug Weih, CFA	Portfolio Manager	since 2014
Brian Westhoff, CFA	Portfolio Manager	since 2014
Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Steven G. Lee	Portfolio Manager	since 2014
Tim Snyder, CFA	Portfolio Manager	since 2013
Raffaele Zingone, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible retirement plans investing in Class R1 and R6 shares.
Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.
The fund does not currently offer Class R1 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Multi-Manager Alternative Strategies Portfolio

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R1	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R1	R6
Management fees[1]	0.19%	0.19%	0.19%	0.19%	0.19%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.50%	0.00%
Other expenses	0.27%	0.26%	0.19%	0.24% [2]	0.09%
Acquired fund fees and expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Total annual fund operating expenses[3]	2.16%	2.90%	1.83%	2.38%	1.73%
1	Management fees have been restated to reflect a reduction in management fees effective July 7, 2017.
2	Other expenses for Class R1 shares are based on estimates for the current fiscal year.
3	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses and do not fully reflect the reduction in management fees effective July 7, 2017.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$757	$1189	$1646	$2906
Class C	$393	$ 898	$1528	$3223
Class I	$186	$ 576	$ 990	$2148
Class R1	$241	$ 742	$1270	$2716
Class R6	$176	$ 545	$ 939	$2041
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$757	$1189	$1646	$2906
Class C	$293	$ 898	$1528	$3223
Class I	$186	$ 576	$ 990	$2148
Class R1	$241	$ 742	$1270	$2716
Class R6	$176	$ 545	$ 939	$2041
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 65% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing its assets primarily in underlying Transamerica funds (“underlying Transamerica funds”).
Under normal circumstances, the fund expects to invest primarily in underlying Transamerica funds that use alternative investment strategies as their principal investment strategies and/or invest primarily in alternative asset classes which may include, but are not limited to:
•	Long-short and market-neutral strategies;
•	Tactical, strategic or dynamic investment strategies (bond and/or equity);
•	Arbitrage strategies;
•	Event driven strategies;
•	Real estate strategies;
•	Managed futures strategies;
•	Global macro strategies;
•	Commodities and/or natural resources and/or precious metals;
•	Foreign currency trading strategies; and/or
•	Non-core investments (such as micro-cap stocks, international small cap stocks, high yield credit, emerging markets equities and debt, Treasury Inflation-Protected Securities (TIPS), master limited partnerships (MLPs) and foreign bonds).
The fund may invest from time to time in underlying Transamerica funds that use traditional core investment strategies (e.g., invest in developed market equity securities or U.S. investment grade fixed income securities). The fund may also invest directly in U.S. government securities, short-term commercial paper and/or repurchase agreements.
In managing the fund’s portfolio of investments, the sub-adviser will develop a target asset allocation for the fund using quantitative and qualitative techniques and factors. The sub-adviser’s approach to asset allocation seeks to budget the fund’s long term investment risk exposure across risk factors, such as equity risk, interest rate risk, convexity/credit risk, emerging markets risk, commodities risk, equity style factor risk, time series momentum risk and active risk. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.
The sub-adviser may change the fund’s asset allocation at any time without notice to shareholders. The sub-adviser normally adjusts the fund’s strategic asset allocation as part of its tactical investment process in order to react to changes in the markets, the economic cycle and the macroeconomic environment. The fund’s portfolio positioning may therefore change over time based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities.
The fund’s investment manager, Transamerica Asset Management, Inc. (the “manager”) will, among other things, oversee and monitor the sub-adviser and will be solely responsible for selecting the underlying Transamerica funds among which the sub-adviser may allocate the fund’s assets and overseeing the management of the underlying Transamerica funds. Each underlying Transamerica fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying Transamerica fund decides which securities to purchase and sell for that underlying Transamerica fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying Transamerica funds.
The sub-adviser may determine (in its sole discretion) that there are multiple Transamerica funds pursuing an investment strategy or investing principally in an asset class represented in the sub-adviser’s target asset allocation; in those cases, the sub-adviser may allocate the portion of the fund’s assets allocated to that strategy or asset class equally among those Transamerica funds using the risk budgeting approach described above.
The “Underlying Funds” section of the prospectus lists the Transamerica funds currently available for investment by the fund and provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the Transamerica funds. It is not possible to predict the extent to which the fund will be invested in a particular Transamerica fund at any time, and the fund may be a significant shareholder in certain Transamerica funds.
The sub-adviser may invest in index-based underlying exchange-traded funds (“underlying ETFs”) that it selects to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available Transamerica funds.
The fund may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s tactical asset allocation and to express the sub-adviser’s short or medium-term investment views. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the Transamerica funds and underlying ETFs.
The fund may invest without restriction as to issuer capitalization, country, market, currency, maturity or credit rating.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Arbitrage – Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
Asset Allocation – The sub-adviser allocates the fund's assets among various asset classes and underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
CFTC Regulation – The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the fund. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”),

and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
Commodities and Commodity-Related Securities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Energy Sector – Under normal circumstances, the fund concentrates its investments in industries in the energy sector. Investing in the energy sector involves a number of risks, including:
•	Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies.
•	Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated.
•	Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons.
•	Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and (v) the prices they may charge for the products and services they provide.
•	Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices.
•	Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that energy companies are unable to make such acquisitions, whether because they are unable to identify attractive acquisition candidates and negotiate and close acceptable purchase contracts or to raise financing for such acquisitions on economically acceptable terms, or otherwise, their future growth may be limited.
•	Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
•	Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions.
•	Terrorism/Market Disruption . Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets.
•	Weather. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Natural Resource-Related Securities – Because the fund invests in natural resource related securities, the fund is subject to the risks associated with natural resource investments in addition to the general risk of the stock market. This means the fund is more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors than a more broadly diversified fund. Because the fund invests primarily in companies with natural resource assets, there is the risk that the fund will perform poorly during a downturn in natural resource prices.
Precious Metals-Related Securities – Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Short Positions – The fund may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the sub-adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a fund’s asset allocation. The fund’s tactical asset management discipline may not work as intended. The fund may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying funds, underlying ETFs or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Underlying Funds – When the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to July 7, 2017, the fund had a different sub-adviser and used different investment strategies. The performance set forth from June 11, 2014 to that date is attributable to that previous sub-adviser. From March 1, 2012 to June 11, 2014, the fund was directly managed by TAM, and performance during that period is attributable to TAM. Prior to March 1, 2012, the fund had a different sub-adviser, and performance prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	12.16%
Worst Quarter:	12/31/2008	-10.35%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				12/28/2006
Return before taxes	-0.80%	0.42%	0.95%
Return after taxes on distributions	-1.33%	-0.18%	0.32%
Return after taxes on distributions and sale of fund shares	-0.42%	0.10%	0.53%
Class C	3.22%	0.83%	0.83%	12/28/2006
Class I	5.32%	1.91%	2.85%	11/30/2009
Class R6	5.47%	N/A	0.32%	05/29/2015
BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index (reflects no deduction for fees, expenses or taxes)	3.92%	3.32%	3.45%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	5.99%	2.12%	-0.41%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Goldman Sachs Asset Management, L.P. Portfolio Managers:
Raymond Chan, CFA	Portfolio Manager	since 2017
Christopher Lvoff, CFA	Portfolio Manager	since 2017
Lucy Xin	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible retirement plans investing in Class R1 and R6 shares.
The fund does not currently offer Class R1 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Short-Term Bond

Investment Objective: Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Certain purchases of Class A shares in amounts of $250,000 or more are subject to a 0.75% contingent deferred sales charge for 12 months after purchase.
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R1	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R1	R6
Management fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.50%	0.00%
Other expenses	0.09%	0.11%	0.14%	0.19% [1]	0.04%
Total annual fund operating expenses	0.84%	1.61%	0.64%	1.19%	0.54%
1	Other expenses for Class R1 shares are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$334	$511	$704	$1261
Class C	$264	$508	$876	$1911
Class I	$ 65	$205	$357	$ 798
Class R1	$121	$378	$654	$1443
Class R6	$ 55	$173	$302	$ 677
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$334	$511	$704	$1261
Class C	$164	$508	$876	$1911
Class I	$ 65	$205	$357	$ 798
Class R1	$121	$378	$654	$1443
Class R6	$ 55	$173	$302	$ 677
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 52% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s portfolio weighted average duration will typically range from 1 to 2.5 years.
Securities in which the fund may invest include:
•	corporate debt securities of U.S. issuers;
•	debt securities of foreign issuers that are denominated in U.S. dollars, including foreign corporate issuers and foreign governments;
•	obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;
•	asset-backed securities and mortgage-backed securities, including commercial mortgage-backed securities; and
•	bank loans.
The fund expects to typically invest no more than 10% of its net assets, but may invest up to 20% of its net assets, in high-yield debt securities (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser). The fund may invest up to 10% of its net assets in emerging market securities.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. This information helps to inform the sub-adviser’s decisions regarding the fund’s duration, yield-curve positioning and level of exposure to various asset classes. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Bank Obligations – To the extent the fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
Index returns are since inception of the oldest share class.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	4.77%
Worst Quarter:	12/31/2008	-2.36%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				11/01/2007
Return before taxes	-0.37%	1.27%	3.32%
Return after taxes on distributions	-1.21%	0.30%	2.09%
Return after taxes on distributions and sale of fund shares	-0.21%	0.53%	2.09%
Class C	0.40%	1.01%	2.80%	11/01/2007
Class I	2.29%	1.99%	3.10%	11/30/2009
Class R6	2.39%	N/A	1.92%	05/29/2015
BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index (reflects no deduction for fees, expenses or taxes)	0.85%	0.86%	1.86%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Norbert King	Portfolio Manager	since 2017
Glen Kneeland	Portfolio Manager	since 2014
Tyler A. Knight, CFA	Portfolio Manager	since 2017
Doug Weih, CFA	Portfolio Manager	since 2011
Brian W. Westhoff, CFA	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible retirement plans investing in Class R1 and R6 shares.
The fund does not currently offer Class R1 shares.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Small Cap Core

Investment Objective: Seeks long term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	0.83%	0.83%	0.83%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	0.32%	0.30%	0.25%
Total annual fund operating expenses	1.40%	2.13%	1.08%
Fee waiver and/or expense reimbursement[1]	0.10%	0.08%	0.03%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.30%	2.05%	1.05%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.30% for Class A shares, 2.05% for Class C shares and 1.05% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$675	$959	$1265	$2129
Class C	$308	$659	$1137	$2456
Class I	$107	$340	$ 593	$1314
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$675	$959	$1265	$2129
Class C	$208	$659	$1137	$2456
Class I	$107	$340	$ 593	$1314
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 53% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in stocks of companies with small market capitalizations which, in the opinion of the fund’s sub-adviser, Systematic Financial Management, L.P. (the “sub-adviser”), present an opportunity for significant increases in value, without consideration for current income. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies with small market capitalizations (or small-cap companies) and other investments with similar economic characteristics. The sub-adviser considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000® Index1 over time. On December 31, 2017, the market capitalizations of companies in the Russell 2000®Index ranged from $23 million and $9.4 billion. Over time, the capitalizations of the companies in the Russell 2000® Index will change. As they do, the size of the companies in which the fund invests may change.
The fund may invest in American Depositary Receipts (“ADRs”) and/or foreign securities trading on U.S. exchanges, which generally stay under 10% of portfolio assets. It will not trade securities on a non-U.S. exchange. The fund may also invest in real estate investment trusts (“REITs”). Investment in derivatives, futures and swaps are not permitted.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio construction and management are rules-based. Generally, securities are purchased and sold when they meet defined ranking levels. Companies in the portfolio are also sold if they fall outside the general market capitalization range of the Russell 2000® Index. The portfolio is rebalanced periodically with securities qualifying for purchase or sale added or removed at such time. This process yields a portfolio with exposure to all economic sectors through approximately equally weighted positions in about 250 to 400 companies. The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Small Core (the “predecessor fund”), on March 10, 2017, and the predecessor fund is the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Prior to July 3, 2008, the predecessor fund had different sub-advisers. The performance set forth for the period prior to that date is attributable to those previous sub-advisers. From July 3, 2008 to February 27, 2009, the predecessor fund had different sub-advisers. The performance set forth for that period is attributable to those previous sub-advisers. From February 28, 2009 to June 27, 2013, the predecessor fund had different sub-advisers.
The performance set forth for that period is attributable to those previous sub-advisers. Prior to June 28, 2013, the predecessor fund had a different investment objective and used different investment strategies.
The past performance shown below is for Class R4 shares. Class R4 shares are not offered in this prospectus. Although Class A, Class C and Class I shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class A, Class C and Class I shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class A, Class C and Class I shares will be included in a future prospectus after the classes have been in operation for one calendar year. following the reorganizations
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	09/30/2009	18.96%
Worst Quarter:	12/31/2008	-25.54%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				09/11/2000
Return before taxes	6.27%	10.33%	6.77%
Return after taxes on distributions	5.36%	9.85%	6.44%
Return after taxes on distributions and sale of fund shares	4.24%	8.05%	5.34%
Russell 2000® Index[1] (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Systematic Financial Management, L.P. Portfolio Managers:
Eoin E. Middaugh, CFA	Lead-Portfolio Manager	since 2013
D. Kevin McCreesh, CFA	Co-Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Small Cap Growth

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees	0.87%	0.87%	0.87%	0.87%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.00%
Other expenses	0.38%	0.35%	0.30%	0.20%
Total annual fund operating expenses	1.50%	2.22%	1.17%	1.07%
Fee waiver and/or expense reimbursement[1]	0.10%	0.07%	0.02%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.40%	2.15%	1.15%	1.07%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.40% for Class A shares, 2.15% for Class C shares, 1.15% for Class I shares and 1.15% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$685	$989	$1314	$2234
Class C	$318	$688	$1183	$2549
Class I	$117	$370	$ 642	$1419
Class R6	$109	$340	$ 590	$1306
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$685	$989	$1314	$2234
Class C	$218	$688	$1183	$2549
Class I	$117	$370	$ 642	$1419
Class R6	$109	$340	$ 590	$1306
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 80% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index1, which as of June 23, 2017, the most recent reconstitution date of the index, was between $91 million and $5.86 billion.
The sub-adviser’s approach to security selection seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital. In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment.
The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Performance information for Class R6 shares will be included after the share class has been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	09/30/2013	12.30%
Worst Quarter:	09/30/2015	-7.16%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				08/31/2012
Return before taxes	8.72%	13.48%	11.17%
Return after taxes on distributions	6.20%	8.88%	6.94%
Return after taxes on distributions and sale of fund shares	7.00%	10.26%	8.41%
Class C	13.35%	13.97%	11.57%	08/31/2012
Class I	15.52%	15.08%	12.66%	08/31/2012
Class R6	15.66%	N/A	17.93%	07/25/2016
Class R4		N/A		03/10/2017
Russell 2000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	22.17%	15.21%	15.01%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Ranger Investment Management, L.P. Portfolio Managers:
W. Conrad Doenges	Portfolio Manager	since 2012
Andrew Hill	Portfolio Manager	since 2017
Joseph LaBate	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible retirement plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Small Cap Value

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees	0.84%	0.84%	0.84%	0.84%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.00%
Other expenses	0.34%	0.20%	0.22%	0.10%
Total annual fund operating expenses	1.43%	2.04%	1.06%	0.94%
Fee waiver and/or expense reimbursement[1]	0.13%	0.00%	0.01%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.30%	2.04%	1.05%	0.94%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.05% for Class I shares and 1.05% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$675	$965	$1277	$2158
Class C	$307	$640	$1098	$2369
Class I	$107	$336	$ 584	$1293
Class R6	$ 96	$300	$ 520	$1155
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$675	$965	$1277	$2158
Class C	$207	$640	$1098	$2369
Class I	$107	$336	$ 584	$1293
Class R6	$ 96	$300	$ 520	$1155
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 35% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Boston Advisors, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. The fund generally considers a small capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index1 at the time of initial purchase. As of December 31, 2017, the market capitalization range of the Russell 2000® Value Index was between $22 million and $8.9 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
In selecting investments for the fund, the sub-adviser combines quantitative modeling, fundamental research and qualitative analysis. The sub-adviser first ranks the individual stocks in which the fund may invest through the use of a proprietary model that incorporates multiple fundamental factors, with the weightings of the factors in the model varying in relation to the stock’s industry group and the current market environment. The sub-adviser also considers industry groups using a fundamental research process which takes into account macroeconomic considerations and other factors. The sub-adviser selects stocks on behalf of the fund based
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

on the stock rankings which are derived from the sub-adviser’s proprietary process. The sub-adviser will generally sell a stock on behalf of the fund if the stock experiences a rankings decline or extreme price movements, or for risk management purposes.
From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and timing issues.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Small Value (the “predecessor fund”), on April 21, 2017, and the predecessor fund is the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
The past performance shown below is for Class R4 shares. Class R4 shares are not offered in this prospectus. Although Class A, Class C, Class I  and Class R6 shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class A, Class C, Class I  and Class R6 shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class A, Class C, Class I  and Class R6 shares will be included in a future prospectus after the classes have been in operation for one calendar year. following the reorganizations
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to February 27, 2009, the predecessor fund had a different sub-adviser. The performance set forth for the period prior to that date is partly attributable to that previous sub-adviser.
Prior to July 9, 2010, a different sub-adviser managed the predecessor fund and it used different investment strategies. The performance set forth for the period between February 27, 2009 and July 8, 2010 is attributable to that previous sub-adviser.
Prior to September 28, 2015, the predecessor fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period between July 9, 2010 and September 27, 2015 is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	12/31/2011	17.69%
Worst Quarter:	12/31/2008	-22.42%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				01/23/2003
Return before taxes	8.44%	11.67%	8.12%
Return after taxes on distributions	7.40%	11.16%	7.68%
Return after taxes on distributions and sale of fund shares	5.59%	9.14%	6.43%
Russell 2000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	7.84%	13.01%	8.17%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Boston Advisors, LLC Portfolio Managers:
James W. Gaul, CFA	Portfolio Manager	since 2015
David Hanna	Portfolio Manager	since 2015
Douglas A. Riley, CFA	Portfolio Manager	since 2015
Michael J. Vogelzang, CFA	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible retirement plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Small/Mid Cap Value

Investment Objective: Seeks to maximize total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	B	C	I	R1	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	B	C	I	R1	R6
Management fees	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%
Other expenses	0.25%	0.26%	0.17%	0.16%	0.21% [1]	0.06%
Total annual fund operating expenses	1.28%	2.04%	1.95%	0.94%	1.49%	0.84%
1	Other expenses for Class R1 shares are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$673	$934	$1214	$2010
Class B	$707	$940	$1198	$2174
Class C	$298	$612	$1052	$2275
Class I	$ 96	$300	$ 520	$1155
Class R1	$152	$471	$ 813	$1779
Class R6	$ 86	$268	$ 466	$1037
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$673	$934	$1214	$2010
Class B	$207	$640	$1098	$2174
Class C	$198	$612	$1052	$2275
Class I	$ 96	$300	$ 520	$1155
Class R1	$152	$471	$ 813	$1779
Class R6	$ 86	$268	$ 466	$1037
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 104% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-advisers, Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley LLC (the “sub-advisers”), seek to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets).
The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of securities comprising the Russell 2000® Index and the Russell Midcap Index respectively, or within the range of the Russell 2500TM Index1, whichever is broader at the time of purchase. Over time, the capitalizations of the companies in the index will change. As they do, the size of the companies in which the fund invests may change. As of December 31, 2017, the market capitalization range of securities comprising the Russell 2000® Index was between $23 million and $9.4 billion, the market capitalization range of securities comprising the Russell Midcap Index was between $568 million and $36.7 billion, and the market capitalization range of securities comprising the Russell 2500TM Index was between $23 million and $17.2 billion.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

The fund emphasizes investments in common stocks. The fund generally will invest in small- and mid-cap equities. Thompson, Siegel & Walmsley LLC is the sub-adviser for the mid cap sleeve. In the mid-cap sleeve, the sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Factors one and two of the screen attempt to assess a company’s discount to private market value relative to other mid-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action.
Systematic Financial Management, L.P. is the sub-adviser for the small cap sleeve. In the small-cap sleeve, the sub-adviser generally will invest in common stocks of companies with small capitalizations that are attractively valued and possess low price cash flow ratios or, in the case of certain financial stocks, low price/earnings ratios and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management.
The fund’s investment methodology unifies what both sub-advisers deem to be the best attributes of quantitative screening and fundamental research in an integrated and repeatable process designed to outperform the Russell 2500TM Value Index over the long term. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.
The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The fund may also invest in real estate investment trusts (“REITs”), and may invest up to 5% of its total assets in exchange traded funds (“ETFs”).
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Prior to March 22, 2011, the fund had a different sub-adviser and used different investment strategies. The performance set forth for prior to that date is attributable to that previous sub-adviser.
From March 22, 2011 until December 4, 2016, Systematic Financial Management, L.P. served as the fund's sole sub-adviser and the fund used different investment strategies.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	26.95%
Worst Quarter:	12/31/2008	-25.24%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class A				04/02/2001
Return before taxes	8.82%	12.57%	8.59%
Return after taxes on distributions	4.52%	9.85%	7.13%
Return after taxes on distributions and sale of fund shares	6.20%	9.31%	6.63%
Class B	9.30%	12.90%	8.62%	04/02/2001
Class C	13.33%	13.09%	8.50%	11/11/2002
Class I	15.51%	14.27%	14.95%	11/30/2009
Class R6	15.60%	N/A	10.95%	05/29/2015
Russell 2500™ Value Index[1] (reflects no deduction for fees, expenses or taxes)	10.36%	13.27%	8.82%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Systematic Financial Management, L.P. Portfolio Manager:
Kenneth Burgess, CFA	Portfolio Manager	since 2011
Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brett P. Hawkins, CFA	Portfolio Manager	since 2016
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible retirement plans investing in Class R1 and R6 shares.
Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.
The fund does not currently offer Class R1 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Strategic High Income

Investment Objective: Seeks current income while providing long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	0.69%	0.69%	0.69%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	0.25%	0.24%	0.26%
Recaptured expense	0.00%	0.00%	0.02%
All other expenses	0.25%	0.24%	0.24%
Total annual fund operating expenses	1.19%	1.93%	0.95%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$665	$907	$1168	$1914
Class C	$296	$606	$1042	$2254
Class I	$ 97	$303	$ 525	$1166

If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$665	$907	$1168	$1914
Class C	$196	$606	$1042	$2254
Class I	$ 97	$303	$ 525	$1166
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 79% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), deploys an active strategy that normally seeks to invest in a range of securities, including primarily U.S. stocks with market capitalizations in excess of $3 billion, preferred stocks, and income producing fixed income securities. Under normal market conditions, the fund invests in a diversified portfolio of credit and equity securities and may shift its investments from one asset class to another in order to achieve the fund’s income objective.
The sub-adviser employs a strategic approach to asset allocation and uses a bottom-up fundamental investment approach to security selection. The sub-adviser expects to invest the fund’s portfolio in a mix of common stock, preferred stock and fixed income securities, targeting allocations of 40%, 20% and 40%, respectively for these asset classes. Depending on market factors, these allocations may range from approximately 20% to approximately 60% for common stock, 0% to approximately 40% for preferred stock and approximately 20% to approximately 60% for fixed income securities.
The equity securities in which the fund invests consist primarily of common stocks. Debt securities in which the fund invests include primarily high yield bonds (also known as “junk bonds”), although the fund may hold other fixed income securities including various fixed, floating and variable rate instruments, secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, debentures, shorter term instruments and closed-end funds. The fund may invest all of its fixed income allocation in securities that are rated below investment grade.
The fund may invest in securities of any maturity and does not have a target average duration. The fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the fund may have significant investments in particular sectors. The fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts. The fund may also invest in exchange-traded funds (“ETFs”).

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	12/31/2017	4.10%
Worst Quarter:	09/30/2015	-4.05%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class A			03/01/2014
Return before taxes	7.11%	5.39%
Return after taxes on distributions	5.77%	3.90%
Return after taxes on distributions and sale of fund shares	4.44%	3.56%
Class C	11.50%	6.15%	03/01/2014
Class I	13.71%	7.23%	03/01/2014
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	12.23%
Transamerica Strategic High Income Blended Benchmark (reflects no deduction for fees, expenses or taxes)	15.69%	9.30%
The Transamerica Strategic High Income Blended Benchmark consists of the following: BofA Merrill Lynch U.S. High Yield BB-B Rated Constrained Index: 40% and S&P 500®: 60%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
William M. Bellamy, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services,

Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Unconstrained Bond

Investment Objective: Seeks to maximize total return through a combination of interest income and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	0.67%	0.67%	0.67%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	0.13% [1]	0.13% [1]	0.24%
Total annual fund operating expenses	1.05%	1.80%	0.91%
1	Other expenses for Class A and Class C shares are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$577	$793	$1027	$1697
Class C	$283	$566	$ 975	$2116
Class I	$ 93	$290	$ 504	$1120
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$577	$793	$1027	$1697
Class C	$183	$566	$ 975	$2116
Class I	$ 93	$290	$ 504	$1120
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 87% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds. The fund may invest in investment grade and below investment grade (commonly known as “junk bonds”) fixed income securities issued by domestic and foreign issuers, including those in emerging market countries. The bonds in which the fund may invest may be issued by governments, their agencies or instrumentalities, and corporate issuers. The fund will not be constrained by management against an index.
The fund may invest opportunistically across a broad array of fixed income segments including but not limited to U.S. government bonds, inflation-protected securities, international government bonds, municipal bonds, intermediate maturity corporate bonds, long maturity corporate bonds, bank loans (including loan participations and loan assignments), high yield bonds, emerging markets sovereign bonds, emerging market corporate bonds, emerging market local currency debt, asset-backed securities (including collateralized loan obligations (“CLO”s)), mortgage-backed securities, commercial mortgage-backed securities, other securitized assets, and cash/cash equivalents. The fund has a broad investment universe that covers multiple sectors, quality segments, and security types. Yield curve exposure can be from U.S. or non-U.S. sectors. On a portfolio level, the fund actively manages duration and yield curve positioning. The average portfolio duration of the fund will normally vary from -3 to 10 years. During periods of market volatility, duration may deviate outside this range.
Based on fundamental macroeconomic research and the resulting asset allocation output, the fund may rotate between the different fixed income segments and may exclude certain sectors based on relative attractiveness. No fixed income segment is expected to constitute more than 35% of the fund. While the fund will normally invest primarily in investment grade securities, it may invest without limit in below investment grade issues during periods when the sub-adviser believes there are attractive valuations supported by strong economic fundamentals. Each segment will be actively managed, with a well-diversified and risk managed sub portfolio of directly invested securities with no more than 5% invested in any non-government issuer. Investments in preferred and convertible securities generally will not exceed 15% of the fund’s assets. The fund may invest up to 10% of its assets in CLOs. The fund may invest significantly in non-dollar denominated developed and emerging market bonds on a hedged or unhedged basis. The fund’s bank loan investments may include senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt and other types of secured or unsecured loans with fixed, floating or variable interest rates. The fund may also invest in To Be Announced (“TBA”) mortgages and dollar rolls.
The fund may use derivatives such as swaps, futures, forwards and structured investments, for investment purposes or in an effort to hedge and mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. Swaps, such as interest rate, inflation, or credit default (on indices or individual issues) are allowed as long as the maximum underlying notional value does not exceed 33% of the underlying market value of the fund. When segments are believed to be overvalued, the fund may short indices or individual issues.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Bank Obligations – To the extent the fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds generally seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.
Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.

Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I
	Quarter Ended	Return
Best Quarter:	03/31/2017	3.47%
Worst Quarter:	09/30/2015	-2.06%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I			12/08/2014
Return before taxes	6.12%	4.05%
Return after taxes on distributions	4.95%	2.62%
Return after taxes on distributions and sale of fund shares	3.46%	2.42%
BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	1.11%	0.66%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: PineBridge Investments LLC Portfolio Managers:
Roberto Coronado	Portfolio Manager	since 2016
Peter Hu, CFA	Portfolio Manager	since 2014
Michael J. Kelly, CFA	Portfolio Manager	since 2014
Steven Oh, CFA	Portfolio Manager	since 2014
Robert A. Vanden Assem, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
The fund currently does not offer Class A or C shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica US Growth

Investment Objective: Seeks to maximize long-term growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 302 of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	A	B	C	I	T
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	8.50%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	B	C	I	T
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other expenses	0.23%	0.51%	0.27%	0.18%	0.12%
Total annual fund operating expenses	1.18%	2.21%	1.97%	0.88%	0.82%
Fee waiver and/or expense reimbursement[1]	0.00%	0.04%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.18%	2.17%	1.97%	0.88%	0.82%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.25% for Class A shares, 2.17% for Class B shares, 2.00% for Class C shares, 1.00% for Class I shares and 1.00% for Class T shares , excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$664	$ 904	$1163	$1903
Class B	$720	$ 987	$1281	$2280
Class C	$300	$ 618	$1062	$2296
Class I	$ 90	$ 281	$ 488	$1084
Class T	$927	$1090	$1266	$1777
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$664	$ 904	$1163	$1903
Class B	$220	$ 687	$1181	$2280
Class C	$200	$ 618	$1062	$2296
Class I	$ 90	$ 281	$ 488	$1084
Class T	$927	$1090	$1266	$1777
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 35% of the average value of its portfolio.
Principal Investment Strategies: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The fund invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy.
The initial investment universe is comprised of:
•	Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes[1]
•	Equity securities within the market-cap range of the index with historical or projected growth rates greater than the Russell 1000® Index median
•	Stocks that meet other growth criteria as determined by the team
Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
Index returns are since inception of the oldest share class.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.
Prior to July 1, 2014, the fund was named Transamerica Diversified Equity and used different investment strategies. The performance set forth for the period between March 22, 2011 and June 30, 2014 is attributable to the previous investment strategies.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2012	17.01%
Worst Quarter:	09/30/2011	-17.17%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				11/13/2009
Return before taxes	21.67%	14.06%	11.53%
Return after taxes on distributions	18.82%	12.20%	10.09%
Return after taxes on distributions and sale of fund shares	14.60%	11.01%	9.23%
Class B	22.48%	14.18%	11.41%	11/13/2009
Class C	26.74%	14.45%	11.47%	11/13/2009
Class I	29.15%	15.77%	13.11%	11/30/2009
Class T	18.23%	13.78%	11.96%	02/10/2012
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	15.32%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Wellington Management Company LLP Portfolio Managers:
Mammen Chally, CFA	Lead Portfolio Manager	since 2014
Douglas McLane, CFA	Portfolio Manager	since 2017
David Siegle, CFA	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.
Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More on Each Fund’s Strategies and Investments

The following provides additional information regarding each fund’s strategies and investments described at the front of this prospectus. Except as otherwise expressly stated for a particular fund in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of each fund’s assets that may be invested in a particular type of security or investment.
Transamerica Asset Allocation-Conservative Portfolio: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 35% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 65% of net assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors.
•	The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the funds, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.
As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.
The fund’s Portfolio Construction Manager, Morningstar Investment Management LLC (the “Portfolio Construction Manager”), determines the fund’s asset allocation and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Asset Allocation-Growth Portfolio: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, it expects to invest primarily in underlying funds that invest in U.S. and foreign (including emerging market) equities, which may include stocks, commodity-related securities and alternative investments.
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.
As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.
The fund’s Portfolio Construction Manager, Morningstar Investment Management LLC (the “Portfolio Construction Manager”), determines the fund’s asset allocation and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Asset Allocation-Moderate Growth Portfolio: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 70% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 30% of net assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors.
•	The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the funds, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.
As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.
The fund’s Portfolio Construction Manager, Morningstar Investment Management LLC (the “Portfolio Construction Manager”), determines the fund’s asset allocation and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Asset Allocation-Moderate Portfolio: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 50% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 50% of net assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	The underlying funds may invest in a variety of U.S. and foreign (including emerging market) equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors.
•	The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the funds, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.
As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.
The fund’s Portfolio Construction Manager, Morningstar Investment Management LLC (the “Portfolio Construction Manager”), determines the fund’s asset allocation and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Bond: The fund's sub-adviser, Loomis, Sayles & Company, L.P. (the “sub-adviser”), seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, primarily in investment-grade fixed-income securities.
The fund invests up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in equity securities, such as common stocks and preferred stocks (with up to 10% of its assets in common stocks). Generally, at least 65% of the fund's assets will be invested in investment grade securities rated BBB-or higher by Standard & Poor’s Ratings Group (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), as determined at the time of purchase. The fund may invest in fixed-income securities of any maturity. The fund may also invest up to 10% of its assets in bank loans, which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. These loans generally will not be rated investment-grade.
The sub-adviser performs extensive credit analyses, relying on its in-house team of more than 30 fixed-income analysts to cover a broad universe of industries, companies, and markets. The portfolio managers take advantage of these extensive resources to seek bonds trading at attractive levels from a risk/return perspective. In deciding which securities to buy and sell, the sub-adviser considers, among other things, the financial strength of the issuer, current interest rates, expectations regarding general trends in interest rates, and comparisons of the level of risk associated with the potential return of those investments. Three themes typically drive the fund's investment approach. First, the fund generally seeks securities of issuers whose credit profiles are improving. Second, the fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. The sub-adviser believes that the fund may generate positive returns by having a portion of assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns. Third, the sub-adviser analyzes different sectors of the economy and differences in the yields of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the fund in comparison to their risk.

The fund may invest any portion of its assets in securities of Canadian issuers (denominated in any currency) and up to 20% of its assets in other foreign securities (excluding Canadian dollar denominated securities), including emerging market securities. The fund may invest without limit in obligations of supranational entities (e.g., the World Bank).
The fixed-income securities in which the fund may invest include without limitation: corporate securities, U.S. government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, foreign currency denominated securities, asset-backed securities, when-issued securities, real estate investment trusts (“REITs”), Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The fund may engage in options and futures transactions, foreign currency hedging transactions and swap transactions (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security). The fund may invest in U.S. Treasury forwards or futures contracts for duration management or hedging purposes.
The fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators (“reference instruments”). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase a fund's exposure to changes in the value of assets or to hedge the risks of other investments that a fund holds. The fund may also invest in equity securities, including common stocks, preferred stocks and similar securities.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Capital Growth: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index, which as of December 31, 2017, was between $388.9 million and $868.2 billion. The fund typically invests in a relatively small number of companies.
The fund may purchase and sell certain derivative instruments, such as options, future contracts, options on futures contracts or foreign currency, contracts for difference, swaps and structured investments, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Foreign currency option contracts may be used for hedging purposes or non-hedging purposes in pursuing the fund’s investment objective. In determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, the fund will take into account derivative or synthetic instruments or other positions that, in the judgment of the sub-adviser, have economic characteristics similar to the applicable category of investments.
The fund may invest in initial public offerings. The fund may also invest up to 10% of its assets in real estate investment trusts (“REITs”) and foreign real estate companies.
The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investment in foreign securities. The fund’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.

The sub-adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Concentrated Growth: Under normal circumstances, the fund’s sub-adviser, Torray LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. The fund considers large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. Sustainable growth is a product of businesses generally characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.
The fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered in an effort to minimize risk within the fund. Initial positions range from 2% to 3% of assets and may be increased over time to between 5% and 7%. Individual positions will not exceed 7%. Sector weights are independent of benchmarks, ranging from 0% to 35%, and cash is not employed in a tactical or strategic manner.
Risk control is an integral part of the sub-adviser’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates a review of a security by the sub-adviser.
Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Dividend Focused: The fund’s sub-adviser, Barrow, Hanley, Mewhinney & Strauss, LLC (the “sub-adviser”), deploys an active strategy that seeks large and middle capitalization U.S.-listed stocks, including American Depositary Receipts (“ADRs”), which make up a portfolio that generally exhibits the following value characteristics: price/earnings and price/book ratios at or below the market (S&P 500®) and dividend yields at or above the market. In addition, the sub-adviser considers stocks for the fund that not only currently pay a dividend, but also have a consecutive 25 year history of paying cash dividends. The sub-adviser also seeks stocks that have long established histories of dividend increases in an effort to ensure that the growth of the dividend stream of the fund’s holdings will be greater than that of the market as a whole. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders.
The sub-adviser utilizes a conservative orientation based on the belief that above-average returns can be achieved while taking below-average risks. The sub-adviser’s investment approach is based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom-up basis. Accordingly, the sub-adviser constructs a portfolio of individual stocks, selected on a bottom-up basis, using fundamental analysis. The sub-adviser seeks to identify companies that are undervalued and temporarily out-of-favor for reasons it can identify and understand. The sub-adviser does not attempt to time the market or rotate in and out of broad market sectors, as it believes that it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.

The fund’s portfolio will generally consist of 30 to 45 stocks with position sizes of 1% to 5% (8% maximum position weighting). Annual portfolio turnover is anticipated to be less than 25%. If a stock held in the fund omits its dividend, the fund is not required to immediately sell the stock, but the fund will not purchase any stock that does not have a 25 year record of paying cash dividends.
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the fund’s assets.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Dynamic Allocation: The fund seeks to achieve its objective by investing primarily in a combination of exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment managers.
QS Investors, LLC (the “sub-adviser”), the fund’s sub-adviser, is responsible for implementation of the fund’s overall asset allocation and the “Dynamic Risk Management” strategy described below. Western Asset Management Company (“Western Asset”), the fund’s sub-sub-adviser, is responsible for the fund’s “Event Risk Management” strategy described below.
The fund seeks to achieve its objective by normally investing in a combination of underlying ETFs representing a broad range of asset classes and investment styles and focuses, combined with multiple layers of risk management strategies. The underlying equity ETFs may include large, mid and small cap ETFs, growth and value-oriented ETFs, international ETFs, and ETFs that are based on equity indexes. The underlying long-term fixed income ETFs may include ETFs that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, securities rated below investment grade (commonly known as “junk” bonds) and ETFs that are based on fixed income indexes.
The fund generally seeks to maintain a certain target allocation for long-term investments (the “Target Allocation”). The fund’s current Target Allocation is 70% in equity and 30% in fixed income securities. However, the sub-adviser may from time to time make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. The sub-adviser may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, the sub-adviser will examine relative values and prospects among the underlying ETFs’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow. The fund’s tactical overweights or underweights may range from 60% of its net assets in equity ETFs and 40% of its net assets in long-term fixed income ETFs to 75% of its net assets in equity ETFs and 25% of its net assets in long-term fixed income ETFs as, in the sub-adviser’s opinion, market conditions warrant.
The sub-adviser will employ the Dynamic Risk Management strategy and, in its discretion, may adjust the fund’s asset mix as often as intra-day and may vary the fund’s allocation substantially from the Target Allocation. Western Asset will implement the Event Risk Management strategy in an effort to lessen the impact to the fund of steep market declines. As result, the fund’s asset mix may be significantly different than the Target Allocation.
In addition to these long-term investments, the fund may invest in short-term defensive instruments, including money market funds, Treasury bills and cash, and may enter into derivative transactions involving options, futures and swaps as a part of its risk management strategies.
Risk Management
The sub-adviser and Western Asset will implement a combination of risk management strategies that will attempt to reduce downside volatility within the fund. These strategies include Dynamic Risk Management and Event Risk Management, as described below. Through both strategies, the fund gives up some of the potential for high total return that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.
Dynamic Risk Management. The Dynamic Risk Management strategy seeks to reduce the fund’s market risk exposure and volatility. As frequently as intra-day, the Dynamic Risk Management strategy may increase the fund’s exposure to short-term defensive instruments in response to certain levels of negative fund performance. At other times, Dynamic Risk Management may decrease the fund’s exposure to short-term defensive instruments and increase its exposure to equity ETFs and long-term fixed income ETFs in order to return to the fund’s Target Allocation in response to certain levels of positive fund performance. The maximum daily allocation to short-term defensive instruments will be 95% of the fund’s net assets.

In response to certain levels of negative fund performance, the sub-adviser may increase the fund’s exposure to short-term defensive instruments (“derisking”) based on a formula that takes into account the fund’s current NAV, macro-economic conditions, and the fund’s underlying volatility. In order to implement this strategy, the sub-adviser anticipates that it will sell shares of equity and longer-term fixed-income ETFs and other liquid securities or engage in short sale transactions involving index options and index futures contracts. In response to certain levels of positive fund performance, the fund may purchase equity and longer-term fixed-income ETFs or cover short futures positions (when the fund is not managed strictly according to the standard Target Allocation). The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management. If the sub-adviser determines that de-risking is no longer appropriate, the fund will reverse this process, sell short-term defensive instruments and purchase equity and longer-term fixed income ETFs in accordance with the fund’s Target Allocation.
The fund may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Event Risk Management. The Event Risk Management strategy seeks to reduce the impact to the fund of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads.
The fund may invest up to 7% of its net assets at the time of purchase in this strategy (as measured by the initial premiums paid and options or initial margin on futures contracts). If the fund’s holdings in this strategy increase in value to over 7% of its net assets as a result of market movements, the fund will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 7% of its net assets. The value of the fund’s assets invested in this strategy may be substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the fund has engaged in “de-risking,” the fund’s NAV could decline even if the broader markets rise in value. Conversely, if the value of the instruments in the Event Risk Management strategy increases after the fund has engaged in “de-risking,” the fund’s NAV could increase even if the broader markets fall in value.
Western Asset’s views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, the fund will implement the Event Risk Management strategy through investments in options, futures, swaps or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements, there may be times when the investment and transaction costs related to hedging will result in losses to the fund. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.
Transamerica Dynamic Income: The fund’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing primarily in a combination of underlying exchange-traded funds (“ETFs”).
The sub-adviser utilizes a dynamic optimization approach that seeks to maximize current income though the use of a proprietary quantitative model. The dynamic approach reallocates the portfolio’s assets in an effort to maximize income, within the context of the level of risk taken. The model is used as a tool by the sub-adviser in seeking to achieve the fund’s objective, however the sub-adviser has the ability to use discretion throughout the portfolio implementation process.
The sub-adviser’s asset allocation strategy involves making adjustments to the fund’s asset mix, utilizing among other things the sub-adviser’s research on various risk and income considerations, in an effort to maximize yields relative to risks as market and economic conditions change. The sub-adviser’s selections of individual ETFs to a given asset class may be driven by income, risk, diversification, liquidity, fees, or other investment considerations.
Under normal circumstances, the fund’s equity allocation will generally vary between approximately 30% and 35% of its net assets. The equity allocation normally involves a combination of domestic and non-U.S. ETFs, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The fund’s allocation to non-U.S. equity ETFs will generally not exceed more than 18% of the total net assets of the fund. The fund’s allocation to bond ETFs (which may include domestic and non-U.S. government, corporate, high yield and structured bonds, including emerging markets) will generally vary between approximately 65% and 70% of net assets. The sum of the fund’s allocation to high yield (commonly known as “junk” bonds) and emerging market fixed income asset classes will generally not exceed 60% of the fund’s net assets. The fund’s allocation to non-U.S. fixed income ETFs will generally not exceed 35% of the net assets of the fund.
The sub-adviser dynamically rebalances assets on a monthly basis and rotates the fund’s assets semi-annually, or as needed dependent upon market conditions, among various asset classes in an effort to take advantage of changing conditions that the sub-adviser believes favor one asset class over another. Based on the analysis of risk and income characteristics, the sub-adviser will increase the allocation to the asset classes that the sub-adviser believes have a higher probability of contributing to a higher yield at a reasonable risk level. The investment process incorporates a limit of 20% to any single ETF and also employs diversification measures in an effort to ensure the fund includes exposure to multiple asset classes.
The sub-adviser uses a largely quantitative process to seek an income focused portfolio that has a high yield and corresponds to a desired risk level. As part of the investment process, the sub-adviser defines a universe of ETFs that generate regular income and then estimates the yield on each ETF. The sub-adviser incorporates various inputs focused on income and risk into the model and includes constraints and metrics that limit asset class exposures to ensure portfolio diversification. The sub-adviser may exercise its judgment in managing the fund and may, in its discretion, adjust, change, or even disregard the quantitative model at any time. The desired output of the process is a well-diversified income portfolio.
It is the fund's goal to pay a monthly dividend that is generally consistent in amount based on current market conditions, including current interest rates. The dividend will be calculated based on estimates of expected dividends from the fund’s holdings. Actual dividends received by the fund may vary from the estimates, and subsequent monthly dividends will be adjusted accordingly.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. It is not possible to predict the extent to which the fund will be invested in a particular underlying ETF at any time. The fund may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the fund’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
The fund may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Emerging Markets Debt: Under normal circumstances, the fund’s sub-adviser Logan Circle Partners, LP (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging market countries.
The sub-adviser seeks to identify companies in developing countries that are believed to be undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The sub-adviser determines the investment merit of sovereign securities using quantitative and qualitative factors, taking into consideration a sovereign’s reliance on external capital, distribution of wealth, and inflation volatility as well as the fiscal and monetary policy credibility, political environment and access to capital markets and current reforms that could affect the sovereign security’s valuation in the future. The sub-adviser determines the investment merit of corporate securities primarily by analyzing the credit quality of the issuer, employing cash flow models specific to the issuer and its industry and assessing issuer prospects under varying scenarios and sensitivities.
The fund will normally invest its assets in local currency and hard currency (such as U.S. dollars) emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar denominated sovereign exposure should range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures should range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.
The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies. The fund may use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. The sub-adviser generally considers selling a security when it determines that the holding no longer satisfies its investment criteria.
The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.

The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
The fund is non-diversified.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Emerging Markets Equity: Under normal circumstances, the fund’s sub-adviser, ClariVest Asset Management LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)) of issuers economically tied to one or more emerging market countries. Issuers considered to be economically tied to emerging market countries include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more emerging markets; (2) an issuer of securities that are principally traded in one or more emerging markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more emerging markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more emerging markets; (4) a governmental or quasi-governmental entity of an emerging market; or (5) any other issuer that the sub-adviser believes may expose the fund’s assets to the economic fortunes and risks of emerging markets. The sub-adviser may consider any one of the five factors when making a determination that an issuer is “economically tied” to emerging markets. The sub-adviser may consider an issuer to be economically tied to emerging markets even though it may be based in a developed market such as the United States. The sub-adviser considers emerging market countries to be countries included in the MSCI Emerging Markets Index.
The fund may (but is not required to) invest up to 100% of its total assets in foreign securities. The fund will normally emphasize investments in common stocks and other equity securities. The fund may invest in companies that exhibit growth characteristics and companies that exhibit value characteristics.
In selecting securities for the fund, the sub-adviser utilizes quantitative tools in a bottom-up investment process. Using an internally developed algorithm, the sub-adviser constructs a portfolio that seeks to maximize expected alpha, subject to constraints designed to meet long-run expected active risk goals. The annual portfolio turnover rate of the fund may exceed 125%.
The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Event Driven: The fund’s sub-adviser, Advent Capital Management, LLC (the “sub-adviser”), normally invests the fund’s assets, directly or synthetically through derivatives, in securities of companies the sub-adviser believes are involved in a corporate or special situation event. Events may include, but are not limited to, stock repurchase programs, spinoffs, asset sales, restructurings, refinancings, mergers and acquisitions, earnings announcements, and investments driven by special features in bond indentures (such as ratchet clauses and poison puts). The sub-adviser may also invest in opportunities related to securities the sub-adviser believes are mispriced due to market volatility, the economic cycle or market liquidity. The fund may invest in a variety of securities within a company’s capital structure, including, but not limited to, debt instruments, convertible securities, preferred securities, equity securities and warrants. Such securities may be senior or subordinated securities.
The fund’s strategy normally employs a substantial amount of leverage. A large portion of the fund’s long investment exposure to a company’s securities may be established through total return swaps or other derivative instruments that have a leveraging effect on the fund. The fund may also take short positions which involve leverage.
The sub-adviser utilizes fundamental research to select investments and seeks to attain the most optimal implementation of its fundamental views in the current market environment through direct investments and/or synthetically through derivatives. In executing its strategy, the fund generally seeks to capture the price difference between a security’s current market price and the anticipated value to be delivered through the successful completion of an extraordinary corporate transaction or a unique event-driven opportunity. Intensive fundamental and security valuation analysis is applied by the sub-adviser in an effort to identify value and manage risk, as well as to calculate rates of return and monitor investment thesis progress. The fund will generally invest in transactions with identifiable time-frames and high expected returns.
To execute the fund’s strategy, the sub-adviser may take long or short positions in the securities of a company based on fundamental research or technical factors, which may include, but are not limited to, valuation, anticipated earnings releases, technical trading characteristics, and specific corporate events (such as strikes, contract awards, FDA approvals, new product announcements, industry dynamics, or the effects of news from a competitor).
The fund generally uses derivatives as part of the overall implementation of its strategy, and derivatives usage may be substantial. Such derivatives may include total return swaps, credit default swaps, interest rate swaps, forward currency contracts, options on securities and futures transactions. Derivatives may be used in different ways within the fund. For example, derivatives may be used as a substitute for a direct investment in stocks, bonds or convertible securities. Derivatives also may be used for speculative or hedging purposes. Derivatives used by the fund may involve leverage.
When the fund uses derivatives with a leveraging effect, changes in the value of the fund’s investments will have a larger effect on its share price than if it did not use such derivatives. Other risks also are magnified and there are costs associated with using leverage. The fund may have to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to comply with the applicable segregation requirements.
The fund will invest primarily in companies in developed markets, but may invest up to 20% of its assets in companies located in emerging markets. The fund may invest without limit in companies in non-U.S. developed markets and in lower investment grade and non-investment grade fixed income securities (commonly known as “junk bonds”). The sub-adviser expects the average duration of the fixed income securities within the fund’s portfolio, including the negative duration of short positions in fixed income securities, to be between 3 and 4 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security to the changes in interest rates. The fund may invest in companies of any capitalization.
The fund may have a portfolio turnover rate that is significantly higher than a comparable fund.
The fund is non-diversified.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Flexible Income: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.
Under normal circumstances, at least 50% of the fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the fund’s sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). The fund may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environments and global asset classes and proprietary “bottom up” research of sectors, industries, issuers and individual securities. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement and relative value of markets and securities prices worldwide. In its proprietary “bottom up” research of corporate and sovereign debt and other fixed income securities, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine asset class, sector, security, yield curve and duration positions for the fund.

The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Floating Rate: Under normal circumstances the fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”) seeks to achieve the fund’s objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans or floating rate debt securities. Floating rate loans and floating rate debt securities have interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of sectors, industries and securities. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, collateral and covenants specific to individual issuers and loans.
The fund will primarily invest in first lien, senior secured term floating rate loans (“senior loans”) to corporate issuers, partnerships and other entities. The fund can invest in senior loans of any maturity and quality. The majority of the fund’s total assets generally will be invested in loans or securities rated below investment grade (that is, loans or securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser), and the fund may invest without limitation in such loans and securities (commonly known as “junk bonds”). The issuers of the loans in which the fund invests may themselves be rated below investment grade even if the loan itself is not.
The fund may invest up to 15% of its net assets in unsecured loans and securities and up to 15% of its net assets in second lien loans. The fund may also invest up to 20% of its net assets in subordinated bridge loans, unsecured fixed rate high yield bonds, money market instruments and other fixed rate debt securities, including distressed securities that may be in default and have any or no credit rating.
The fund may invest in loans of foreign borrowers and foreign debt securities, including emerging market debt securities, but expects that the majority of its total assets will be invested in loans and debt securities of U.S. borrowers or issuers. The fund may invest in exchange traded funds (“ETF”) to create exposure to asset classes.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging techniqueas a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Global Equity: Under normal circumstances, the fund’s sub-adviser, Rockefeller & Co., Inc. (the “sub-adviser”) invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The fund may invest in securities of U.S. and non-U.S. issuers of any size, but generally focuses on larger, more established companies. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets, as classified using the MSCI classifications of emerging and frontier markets. Under normal conditions, the fund will invest in at least four countries including the U.S.
The sub-adviser selects investments for the fund’s portfolio using a bottom-up security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition and compelling valuations.

Equity securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants for equity securities, depositary receipts such as American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, and interests in other investment companies, including exchange traded funds, that invest in equity securities.
Securities held by the fund may be denominated in both U.S. dollars as well as the local currency. The fund generally will not seek to hedge against currency risks, although the fund may engage in such hedging strategies if the sub-adviser determines that it may be advantageous to do so.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Government Money Market: The fund is a government money market fund. The fund seeks to maintain a stable net asset value of $1.00 per share by investing in:
•	high-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
•	repurchase agreements that are fully collateralized by U.S. government securities or cash; and
•	cash.
The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of its total assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized as described above. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities. U.S. government securities in which the fund may invest include obligations of, or guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by Ginnie Mae. A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks. A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac.
The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
In managing the fund’s assets, the sub-adviser starts with a global “top down” analysis and then considers various fundamental factors, such as creditworthiness, duration, yield, interest rate and liquidity.
The fund invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by the fund’s sub-adviser. Where required by applicable regulations, the fund’s sub-adviser or Board of Trustees will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average fund maturity of 60 days or less.

The fund may invest in other government money market funds to the extent permitted by law.
As prevailing market conditions warrant, and at the discretion of the sub-adviser, the fund may hold cash uninvested and, if so, may be subject to risk with respect to the depository institution holding the cash. Cash assets are not income-generating and would impact the fund’s current yield.
If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the sub-adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Transamerica Growth: The fund’s sub-adviser, Jennison Associates LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 65% of the fund’s total assets in equity and equity-related securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.
The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the fund’s investments. The sub-adviser looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.
When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.
In selecting stocks for the fund, the sub-adviser looks for companies with the following financial characteristics:
•	superior absolute and relative earnings growth
•	above average revenue and earnings per share growth
•	sustainable or improving profitability
•	strong balance sheets
In addition, the sub-adviser looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the fund invests have historically been more volatile than the S&P 500®. In addition, companies that have an earnings growth ratio higher than that of the average S&P 500®company tend to reinvest their earnings rather than distribute them, so the fund is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:
•	strong market position with a defensible franchise
•	unique marketing competence
•	strong research and development leading to superior new product flow
•	capable and disciplined management
Such companies generally trade at high prices relative to their current earnings.
The fund may invest up to 20% of its assets in the securities of foreign issuers, of which 10% may be invested in emerging markets issuers.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica High Yield Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund's sub-adviser). The sub-adviser’s strategy is to seek to achieve high returns for the fund while maintaining a reasonable risk profile.
In managing the fund's assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica High Yield Muni: Under normal circumstances, the fund’s sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and federal alternative minimum tax (“AMT”) applicable to individuals. Interest income from some of the municipal obligations in which the fund may invest may be subject to the AMT. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions. The fund may invest 25% or more of its total assets in any sector or sub-sector of the municipal bond market.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The process is engineered to seek to exploit mispricing that may be apparent at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve positioning. Investment decisions are made to maximize total return while balancing portfolio risk. The fund’s investments generally include higher yielding municipal bonds, specifically medium- to- lower-grade municipal bonds. High-yield lower-grade debt securities (commonly known as “junk bonds”) are those rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by Standard & Poor’s Rating Services (“S&P”) or comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined by the sub-adviser to be of comparable quality). The fund has the flexibility to invest the remainder of its assets in a broad array of issuers across the credit spectrum.
The fund may also invest up to 15% of its assets in municipal bonds that are distressed securities. Distressed securities are securities that are the subject of bankruptcy proceedings or are rated in the lowest rating categories by at least one independent rating agency (“CC” or lower by S&P or Fitch or “Ca” or lower by Moody’s), or if unrated, judged to be of comparable quality by the sub-adviser. The fund may also invest in higher quality debt securities.
Under normal conditions, the duration of the fund will generally vary between three and 20 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates. The fund does not limit the maturity of the securities in which it invests. The maturity of a fixed income security is the measure of time remaining until the final payment on the security is due. However, under normal circumstances, the fund may focus on longer-term maturities in an effort to capture the higher yields generally associated with such maturities. The fund may invest more than 25% of its assets in securities relating to one political subdivision, such as any state or U.S. territory. The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”) as well as municipal bond closed-end funds.
The fund is non-diversified.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Inflation Opportunities: The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing the fund’s assets primarily in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.
Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers with respect to domestic issuers.
The fund may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and mortgage-backed asset-backed securities. The fund may invest in securities of any maturity and does not have a target average duration. The fund also may invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents.

The fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (often referred to as “junk bonds”) rated BB or below by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Corporation or Fitch, Inc., or, if unrated, determined by the sub-advisor to be of comparable quality.
The fund may use derivatives, including swaps, currency forward contracts, and futures, in an effort to mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. The fund may invest in swaps, including interest rate swaps, inflation-based swaps and credit default swaps, provided that the fund’s maximum swap underlying notional value exposure does not exceed 40% of the underlying market value of the fund’s portfolio. The fund may also invest in hybrid instruments.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Intermediate Muni: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”). The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The fund will invest utilizing a process that seeks to maximize total return, while adhering to longer term strategic risk management through a disciplined commitment to the diversification benefits of investment in a number of security types within the municipal bond market. The fund does this by taking a flexible approach to where it identifies value opportunities regardless of the par value. The sub-adviser also has the flexibility to invest in a broad array of issuers across the credit spectrum, although the fund is expected to have an investment grade bias. The process is engineered to seek to exploit mispricing within the fixed income markets that may be apparent at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve in an attempt to ensure that the fund’s securities have attractive historical valuations and limited exposure to unanticipated market events that may negatively impact fund performance. Investment decisions are made to maintain a balance between total return and portfolio risk.
Under normal conditions, the fund’s dollar-weighted average maturity is more than 3 years and less than 10 years. A fixed income security’s maturity is the date at which the security’s issuer legally agrees to repay the principal.
The fund may invest no more than 25% of its assets in securities of issuers in the same state, political subdivision or U.S. territory. The fund may invest up to 20% of its net assets in taxable investments, including U.S. high yield fixed income securities (commonly known as “junk bonds”) rated B or higher. Junk bonds are those securities rated below investment grade by at least one nationally recognized statistical rating organization, or, if unrated, determined by the sub-adviser to be of comparable quality.
The fund may invest in derivative instruments such as options and futures contracts on U.S. Treasury securities for hedging purposes. The fund may also invest in exchange-traded funds (“ETFs”).
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Equity: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed countries, but may also invest in developing countries. The fund may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI EAFE Index. The initial universe consists of approximately 3,000 actively traded non-U.S. stocks. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. From the model, approximately 300 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history.
The sub-adviser’s analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. A portfolio composed of approximately 80-110 stocks is selected as a result of this process.
Established positions in the fund are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock’s place in the fund. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
The sub-adviser may use derivatives for a variety of purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Growth (formerly, Transamerica International Equity Opportunities): The fund’s sub-adviser, Greystone Managed Investments Inc. (the “sub-adviser”), seeks to achieve the fund’s objective (capital growth) by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts, of issuers economically tied to a number of countries throughout the world, including emerging market countries.
The fund normally invests primarily in equity securities of foreign companies, including emerging market equity securities.
In selecting investments for the fund, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. The sub-adviser may invest the fund’s assets in companies of any size. The fund may also invest in warrants and rights.
The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser will normally invest the fund’s assets in investments economically tied to at least three countries not including the United States. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country. For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated. For purposes of determining if a security or other investment is considered an emerging market security, revenues from goods sold or services performed in all emerging market countries and assets in all emerging market countries may be aggregated.
The sub-adviser normally allocates the fund's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Small Cap Value: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies. The fund considers small-cap companies to be those with market capitalizations between $200 million and $6 billion at the time of investment. The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser will seek stocks that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize small cap companies, it may also invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its assets in securities of companies in emerging markets. It is expected that investments will generally be diversified throughout the world and within markets in an effort to moderate specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australia and Far East (“EAFE”) Small Cap Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of approximately 80-120 securities is selected as a result of this process.
The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the MSCI EAFE Small Cap Index.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Large Cap Value: Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The fund considers large cap companies to be companies with capitalizations within the range of companies included in the Russell 1000® Value Index. As of December 31, 2017, the market capitalization range of the Russell 1000® Value Index was between approximately $1.1 billion and $489 billion. The fund’s sub-adviser, Levin Capital Strategies, L.P. (the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $10 billion. The fund typically holds between 25 and 40 positions.
The fund will employ a value-oriented, contrarian approach and a bottom-up fundamental research process combining stock specific insight with a contra momentum discipline. Employing a contra momentum discipline is a practice through which the sub-adviser will seek to purchase securities trading lower than recent highs and at modest multiples of cash flow, reflecting low asset valuations and indicating that the securities may be undervalued. The sub-adviser emphasizes capital preservation, risk control and downside protection. The goal of the systematic evaluation is to identify and buy stocks that are undervalued but have an identifiable catalyst, such as a potentially profitable product in the issuer’s production pipeline, that has the potential to unlock value.

The fund will generally invest in companies across a variety of industries and sectors. Valuation is assessed on both a relative and absolute basis. The fund will invest primarily in common stock and depositary receipts. The fund may invest up to 20% of its assets in non-U.S. securities. The fund considers non-U.S. securities to include issuers organized or located outside the U.S. and trade primarily in a market located outside the U.S. The fund may invest up to 20% of its net assets in small and/or medium capitalization companies.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Mid Cap Growth: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser believes have the potential to deliver earnings growth in excess of the market average, or to become market leaders. Under normal circumstances, the fund’s sub-adviser, Quantum Capital Management (the “sub-adviser”) invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index. As of December 31, 2017, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $1.2 billion to $36.7 billion. Over time, the capitalizations of the companies in the Russell Midcap®Growth Index will change. As they do, the size of the companies in which the fund invests may change.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The fund emphasizes common stocks. The fund may also invest in foreign securities.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Mid Cap Value Opportunities: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund's sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Value Index (between approximately $4.4 billion and $29 billion as of its most recent reconstitution on June 23, 2017). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.
The fund primarily invests in common stocks. The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser's mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action.
The sub-adviser's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica MLP & Energy Income: Under normal circumstances, the fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “sub-adviser”), seeks to achieve the fund’s stated objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and debt securities of energy master limited partnerships (“MLPs”), MLP-related entities, energy infrastructure companies and other issuers in the energy sector. The sub-adviser considers the “energy sector” to consist of companies involved in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity (“energy-related assets”).
MLPs are publicly traded partnerships that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products (“midstream assets”). MLPs also include general partner MLPs whose assets consist of ownership interests of an affiliated MLP (which may include general partnership interests, incentive distribution rights, common units and subordinated units).
MLP-related entities include companies structured as MLPs that have elected to be taxed as corporations for federal income tax purposes and affiliates of MLPs, substantially all of whose assets consist of i-units and instruments that are derivatives of interests in MLPs. MLP affiliates are not treated as publicly traded partnerships for federal income tax purposes. Energy infrastructure companies are companies, other than MLPs, that own or operate midstream assets. This includes companies that (i) derive at least 50% of their revenues or operating income from midstream assets or (ii) have midstream assets that represent a majority of their assets. Energy infrastructure companies are not structured as MLPs and are taxed as corporations. Investments in other issuers in the energy sector will consist of companies that own, operate or provide services to energy-related assets.
MLP and MLP-related equity investments by the fund may include securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, including MLP and limited liability company common units; the equity securities issued by MLP-related entities, such as I-shares of MLP-related entities and common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in MLPs and energy infrastructure companies.
The fund may invest in the debt securities of issuers in the energy sector, but not more than 10% of its total assets may be invested in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities.
The fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to I-shares of MLP-related entities, substantially all of whose assets consist of limited partnership interests in MLPs in the form of i-units, which are not treated as publicly traded partnerships for federal income tax purposes. MLP-related entities receive additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-shares will receive additional I-shares, in the same proportion as the MLP-related entities’ receipt of i-units, rather than cash distributions.
The fund may use short sales, arbitrage and other strategies to try to generate additional return, the maximum exposure to which may not exceed 20% of the fund’s net assets. As part of such strategies, the fund may (1) engage in paired long short trades in an attempt to arbitrage pricing disparities in securities held in the fund (e.g., establishing a long or short position in the equity of an MLP issuer while simultaneously establishing an opposite position in an affiliated MLP-related entity or other affiliated equity security); (2) trade call or put options; (3) enter into total return swaps or credit default contracts; or (4) sell securities short. The fund may also invest in foreign securities, but generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. and Canadian exchanges.
Options trading is not a core strategy of the fund, but may be used to monetize existing positions when price targets are reached, to generate income and to help hedge the fund. In addition, by taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.
The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes.
The above investment restrictions apply at the time of purchase, and the fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.
The fund is non-diversified.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Cap Growth: The fund’s sub-adviser, Alta Capital Management, LLC (the “sub-adviser”), under normal conditions, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies of any size. The sub-adviser seeks to achieve the fund’s investment objective by building a portfolio focused primarily on growth stocks of U.S. companies of any capitalization that the sub-adviser believes will generate above-benchmark returns over a full market cycle.
The sub-adviser utilizes a bottom-up, fundamental approach to identify a group of approximately 30-35 stocks which it believes will outperform the Russell 3000® Growth Index. The sub-adviser anticipates making investments in companies representing a broad range of market capitalizations, which generally may include large-, mid-, and small capitalization companies. The sub-adviser may invest up to 20% of the fund’s assets in securities of foreign companies, including emerging market securities, primarily indirectly through American Depositary Receipts (ADRs).
The sub-adviser seeks to invest in what the sub-adviser believes are quality companies with a demonstrated history of consistent growth and stability in earnings that they believe are selling at an attractive valuation relative to future growth expectations. Quality is measured by, among other factors, a company’s demonstrated ability to consistently grow earnings and free cash flow. Other characteristics of quality companies generally include high returns on capital; attractive profit margins; financial flexibility; and a leading industry position. The sub-adviser seeks to purchase stocks of companies capable of sustaining these competitive advantages well into the future.
Research is primarily performed in-house by the sub-adviser and relies on proprietary screens and valuation models. A security may be sold as it reaches the sub-adviser’s fair valuation, its growth or quality attributes are undermined or it underperforms beyond a set limit.
Risk control is inherent to the investment management process. The sub-adviser believes a strict screening process, rigorous assessment of a company’s competitive advantages, and conservative valuation assumptions minimize risk at the individual stock level. Additional risk control measures at the portfolio level include placing bands on individual stock and sector weightings, normally investing no more than 20% of the fund’s net assets in small capitalization companies, and generally maintaining a minimum of 40% of the fund’s net assets invested in large capitalization companies.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments.
Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Managed Balanced: The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund.
The fund varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The fund's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
•	Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®. The equity sub-adviser may use stock index futures to equitize cash.
•	Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.

The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund's sub-adviser.
In managing the fund's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s qualitative “top down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined approach to determine sector, security, yield curve positioning, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Manager Alternative Strategies Portfolio: The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing its assets primarily in underlying Transamerica funds (“underlying Transamerica funds”).
Under normal circumstances, the fund expects to invest primarily in underlying Transamerica funds that use alternative investment strategies as their principal investment strategies and/or invest primarily in alternative asset classes which may include, but are not limited to:
•	Long-short and market-neutral strategies;
•	Tactical, strategic or dynamic investment strategies (bond and/or equity);
•	Arbitrage strategies;
•	Event driven strategies;
•	Real estate strategies;
•	Managed futures strategies;
•	Global macro strategies;
•	Commodities and/or natural resources and/or precious metals;
•	Foreign currency trading strategies; and/or
•	Non-core investments (such as micro-cap stocks, international small cap stocks, high yield credit, emerging markets equities and debt, Treasury Inflation-Protected Securities (TIPS), master limited partnerships (MLPs) and foreign bonds).
The fund may invest from time to time in underlying Transamerica funds that use traditional core investment strategies (e.g., invest in developed market equity securities or U.S. investment grade fixed income securities). The fund may also invest directly in U.S. government securities, short-term commercial paper and/or repurchase agreements.

In managing the fund’s portfolio of investments, the sub-adviser will develop a target asset allocation for the fund using quantitative and qualitative techniques and factors. The sub-adviser’s approach to asset allocation seeks to budget the fund’s long term investment risk exposure across risk factors, such as equity risk, interest rate risk, convexity/credit risk, emerging markets risk, commodities risk, equity style factor risk, time series momentum risk and active risk. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.
The sub-adviser may change the fund’s asset allocation at any time without notice to shareholders. The sub-adviser normally adjusts the fund’s strategic asset allocation as part of its tactical investment process in order to react to changes in the markets, the economic cycle and the macroeconomic environment. The fund’s portfolio positioning may therefore change over time based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities.
The fund’s investment manager, Transamerica Asset Management, Inc. (the “manager”) will, among other things, oversee and monitor the sub-adviser and will be solely responsible for selecting the underlying Transamerica funds among which the sub-adviser may allocate the fund’s assets and overseeing the management of the underlying Transamerica funds. Each underlying Transamerica fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying Transamerica fund decides which securities to purchase and sell for that underlying Transamerica fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying Transamerica funds.
The sub-adviser may determine (in its sole discretion) that there are multiple Transamerica funds pursuing an investment strategy or investing principally in an asset class represented in the sub-adviser’s target asset allocation; in those cases, the sub-adviser may allocate the portion of the fund’s assets allocated to that strategy or asset class equally among those Transamerica funds using the risk budgeting approach described above.
The “Underlying Funds” section of the prospectus lists the Transamerica funds currently available for investment by the fund and provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the Transamerica funds. It is not possible to predict the extent to which the fund will be invested in a particular Transamerica fund at any time, and the fund may be a significant shareholder in certain Transamerica funds.
The sub-adviser may invest in index-based underlying exchange-traded funds (“underlying ETFs”) that it selects to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available Transamerica funds.
The fund may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s tactical asset allocation and to express the sub-adviser’s short or medium-term investment views. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the Transamerica funds and underlying ETFs.
The fund may invest without restriction as to issuer capitalization, country, market, currency, maturity or credit rating.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Short-Term Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s portfolio weighted average duration will typically range from 1 to 2.5 years.
Securities in which the fund may invest include:
•	corporate debt securities of U.S. issuers;
•	debt securities of foreign issuers that are denominated in U.S. dollars, including foreign corporate issuers and foreign governments;
•	obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;
•	asset-backed securities and mortgage-backed securities, including commercial mortgage-backed securities; and
•	bank loans.
The fund expects to typically invest no more than 10% of its net assets, but may invest up to 20% of its net assets, in high-yield debt securities (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser). The fund may invest up to 10% of its net assets in emerging market securities.

In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. This information helps to inform the sub-adviser’s decisions regarding the fund’s duration, yield-curve positioning and level of exposure to various asset classes. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Core: The fund normally invests primarily in stocks of companies with small market capitalizations which, in the opinion of the fund’s sub-adviser, Systematic Financial Management, L.P. (the “sub-adviser”), present an opportunity for significant increases in value, without consideration for current income. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies with small market capitalizations (or small-cap companies) and other investments with similar economic characteristics. The sub-adviser considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000® Index over time. As of December 31, 2017, the market capitalizations of companies in the Russell 2000®Index ranged from $23 million and $9.4 billion. Over time, the capitalizations of the companies in the Russell 2000® Index will change. As they do, the size of the companies in which the fund invests may change.
The fund may invest in ADRs and/or foreign securities trading on U.S. exchanges, which generally stay under 10% of portfolio assets. It will not trade securities on a non-U.S. exchange. The fund may also invest in real estate investment trusts (“REITs”). Investment in derivatives, futures and swaps are not permitted.
Portfolio construction and management are rules-based. Generally, securities are purchased and sold when they meet defined ranking levels. Companies in the portfolio are also sold if they fall outside the general market capitalization range of the Russell 2000® Index. The portfolio is rebalanced periodically with securities qualifying for purchase or sale added or removed at such time. This process yields a portfolio with exposure to all economic sectors through approximately equally weighted positions in about 250 to 400 companies. The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Growth: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index, which as of June 23, 2017, the most recent reconstitution date of the index, was between $91 million and $5.86 billion.

The sub-adviser’s approach to security selection seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital. In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment.
The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Value: The fund’s sub-adviser, Boston Advisors, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. The fund generally considers a small capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index at the time of initial purchase. As of December 31, 2017, the market capitalization range of the Russell 2000® Value Index was between $22 million and $8.9 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
In selecting investments for the fund, the sub-adviser combines quantitative modeling, fundamental research and qualitative analysis. The sub-adviser first ranks the individual stocks in which the fund may invest through the use of a proprietary model that incorporates multiple fundamental factors, with the weightings of the factors in the model varying in relation to the stock’s industry group and the current market environment. The sub-adviser also considers industry groups using a fundamental research process which takes into account macroeconomic considerations and other factors. The sub-adviser selects stocks on behalf of the fund based on the stock rankings which are derived from the sub-adviser’s proprietary process. The sub-adviser will generally sell a stock on behalf of the fund if the stock experiences a rankings decline or extreme price movements, or for risk management purposes.
From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and timing issues.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small/Mid Cap Value: The fund’s sub-advisers, Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley LLC (the “sub-advisers”), seek to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets).
The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of securities comprising the Russell 2000® Index and the Russell Midcap Index respectively, or within the range of the Russell 2500TM Index, whichever is broader at the time of purchase. Over time, the capitalizations of the companies in the index will change. As they do, the size of the companies in which the fund invests may change. As of December 31, 2017, the market capitalization range of securities comprising the Russell 2000® Index was between $23 million and $9.4 billion, the market capitalization range of securities comprising the Russell Midcap Index was between $568 million and $36.7 billion, and the market capitalization range of securities comprising the Russell 2500TM Index was between $23 million and $17.2 billion.
The fund emphasizes investments in common stocks. The fund generally will invest in small- and mid-cap equities. Thompson, Siegel & Walmsley LLC is the sub-adviser for the mid cap sleeve. In the mid-cap sleeve the sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Factors one and two of the screen attempt to assess a company’s discount to private market value relative to other mid-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action.
Systematic Financial Management, L.P. is the sub-adviser for the small cap sleeve. In the small-cap sleeve, the sub-adviser generally will invest in common stocks of companies with small capitalizations that are attractively valued and possess low price cash flow ratios or, in the case of certain financial stocks, low price/earnings ratios and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management.
The fund’s investment methodology unifies what both sub-advisers deem to be the best attributes of quantitative screening and fundamental research in an integrated and repeatable process designed to outperform the Russell 2500TM Value Index over the long term. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.
The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The fund may also invest in real estate investment trusts (“REITs”), and may invest up to 5% of its total assets in exchange traded funds (“ETFs”).
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Strategic High Income: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), deploys an active strategy that normally seeks to invest in a range of securities, including primarily U.S. stocks with market capitalizations in excess of $3 billion, preferred stocks, and income producing fixed income securities. Under normal market conditions, the fund invests in a diversified portfolio of credit and equity securities and may shift its investments from one asset class to another in order to achieve the fund’s income objective.
The sub-adviser employs a strategic approach to asset allocation and uses a bottom-up fundamental investment approach to security selection. The sub-adviser expects to invest the fund’s portfolio in a mix of common stock, preferred stock and fixed income securities, targeting allocations of 40%, 20% and 40%, respectively for these asset classes. Depending on market factors, these allocations may range from approximately 20% to approximately 60% for common stock, 0% to approximately 40% for preferred stock and approximately 20% to approximately 60% for fixed income securities.
The equity securities in which the fund invests consist primarily of common stocks. Debt securities in which the fund invests include primarily high yield bonds (also known as “junk bonds”), although the fund may hold other fixed income securities including various fixed, floating and variable rate instruments, secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, debentures, shorter term instruments and closed-end funds. The fund may invest all of its fixed income allocation in securities that are rated below investment grade. The fund may invest in securities of any maturity and does not have a target average duration. The fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the fund may have significant investments in particular sectors. The fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts. The fund may also invest in exchange-traded funds.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
The fund may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Unconstrained Bond: Under normal circumstances, the fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds. The fund may invest in investment grade and below investment grade (commonly known as “junk bonds”) fixed income securities issued by domestic and foreign issuers, including those in emerging market countries. The bonds in which the fund may invest may be issued by governments, their agencies or instrumentalities, and corporate issuers. The fund will not be constrained by management against an index.
The fund may invest opportunistically across a broad array of fixed income segments including but not limited to U.S. government bonds, inflation-protected securities, international government bonds, municipal bonds, intermediate maturity corporate bonds, long maturity corporate bonds, bank loans (including loan participations and loan assignments), high yield bonds, emerging markets sovereign bonds, emerging market corporate bonds, emerging market local currency debt, asset-backed securities (including collateralized loan obligations (“CLO”s)), mortgage-backed securities, commercial mortgage-backed securities, other securitized assets, and cash/cash equivalents. The fund has a broad investment universe that covers multiple sectors, quality segments, and security types. Yield curve exposure can be from U.S. or non-U.S. sectors. On a portfolio level, the fund actively manages duration and yield curve positioning. The average portfolio duration of the fund will normally vary from -3 to 10 years. During periods of market volatility, duration may deviate outside this range.
Based on fundamental macroeconomic research and the resulting asset allocation output, the fund may rotate between the different fixed income segments and may exclude certain sectors based on relative attractiveness. No fixed income segment is expected to constitute more than 35% of the fund. While the fund will normally invest primarily in investment grade securities, it may invest without limit in below investment grade issues during periods when the sub-adviser believes there are attractive valuations supported by strong economic fundamentals. Each segment will be actively managed, with a well-diversified and risk managed sub portfolio of directly invested securities with no more than 5% invested in any non-government issuer. Investments in preferred and convertible securities generally will not exceed 15% of the fund’s assets. The fund may invest up to 10% of its assets in CLOs. The fund may invest significantly in non-dollar denominated developed and emerging market bonds on a hedged or unhedged basis. The fund’s bank loan investments may include senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt and other types of secured or unsecured loans with fixed, floating or variable interest rates. The fund may also invest in To Be Announced (“TBA”) mortgages and dollar rolls.
The fund may use derivatives such as swaps, futures, forwards and structured investments, for investment purposes or in an effort to hedge and mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. Swaps, such as interest rate, inflation, or credit default (on indices or individual issues) are allowed as long as the maximum underlying notional value does not exceed 33% of the underlying market value of the fund. When segments are believed to be overvalued, the fund may short indices or individual issues.
For liquidity purposes, exchange traded funds (“ETFs”) may be used but will normally constitute no more than 5% of the fund. The fund may also invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica US Growth: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The fund invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy.
The initial investment universe is comprised of:
•	Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes

•	Equity securities within the market-cap range of the index with historical or projected growth rates greater than the Russell 1000® Index median
•	Stocks that meet other growth criteria as determined by the team
Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

More on Risks of Investing in the Funds

The value of your investment in a fund changes with the values of that fund’s investments. Many factors can affect those values. There is no guarantee that a fund will be able to achieve its investment objective. It is possible to lose money by investing in a fund. Each fund may be subject to risks other than those identified in this prospectus.
MORE ON PRINCIPAL RISKS:
The following provides additional information regarding the principal risks of investing in each fund.
Active Trading: Certain funds may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment: Certain funds’ investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose a fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Allocation: A fund’s ability to achieve its investment objectives depends, in large part, upon the sub-adviser’s skill in determining, as applicable, the fund’s asset class allocation, deciding whether to tactically overweight or underweight asset classes, creating and applying formulas for de-risking or ending de-risking and selecting a mix of underlying funds. These allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The underlying funds selected by the sub-adviser may underperform the market or similar funds.
Arbitrage: Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
Asset Allocation: A sub-adviser or portfolio construction manager may allocate a fund's assets among various asset classes and underlying funds. These allocations may be unsuccessful in maximizing a fund's return and/or avoiding investment losses, and may cause a fund to underperform.
Asset Class Variation: Certain funds may invest in underlying funds. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Bank Obligations: To the extent a fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Capital Markets: Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. In volatile times, the cost of raising capital in the debt and equity capital markets and the ability to raise capital has diminished. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, energy companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet obligations as they come due. Moreover, without adequate funding, energy companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
Cash Flow: A substantial portion of the income received by certain funds is expected to be derived from investments in equity securities of energy companies. The amount and tax characterization of cash that any such company has available for distribution depends on the amount of cash generated from such company’s operations. Cash from operations may vary widely from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. In addition, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs, borrowing costs and other costs of expenditures may reduce the amount of cash that a company has available for distribution in a given period.

CFTC Regulation: The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to certain funds. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
China A–Shares: Certain funds may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict a fund’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when a fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or a fund’s investments through the Programs. There is no guarantee that all three exchanges will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
Currently, the capital gain from disposal of China A-shares by foreign investors via the Programs is temporarily exempt from withholding income tax. There is no indication of how long the temporary exemption will remain in effect and a fund may be subject to such withholding income tax in the future. Uncertainties in China tax rules governing taxation of income and gains from investments in China A-shares via the Programs could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the fund. Also, a fund’s investments in securities, including China A-shares, issued by Chinese companies may cause a fund to become subject to withholding and other taxes imposed by China tax authorities. China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China.
Investments in China A-shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, a fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Programs in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, funds investing through the Programs must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
The Programs are novel in nature and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. The regulations are untested so far and there is no certainty as to how they will be applied. China A-shares purchased through the Programs are held in nominee name and not a fund’s name as the beneficial owner. It is possible, therefore, that a fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a fund may not be able to participate in corporate actions affecting China A-shares held through the Programs due to time constraints or for other operational reasons.
Trades on the Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A- share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a fund holds 5% or more of the total shares of a China A-share issuer through its Program investments, its profits may be subject to these limitations. All accounts managed by the TAM and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a fund’s profits may be subject to these limitations.

Commodities and Commodity-Related Securities: Because a fund may invest in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, a fund may be subject to the risks of investing in commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence and market disruptions. A fund’s investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
To the extent a fund invests in companies principally engaged in the commodities industries (including the agriculture, energy, materials and commodity-related industrial sectors) (“commodity-related companies”), the fund will be subject to the risk factors particular to each such industry. Commodity-related companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, tax and other government regulations, and natural phenomena such as drought, floods and other adverse weather conditions and livestock disease. Cyclical industries can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and companies engaged in such industries can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, the commodities industries can be significantly affected by the level and volatility of commodity prices, which have historically been among the most volatile of international prices, often exceeding the volatility of exchange rates and interest rates. Investments in commodity-related companies are also subject to the risk that the performance of such companies may not correlate with broader equity market returns or with returns on commodity investments to the extent expected by a fund’s sub-adviser.
Convertible Securities: Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty: A fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit: The value of your investment in a fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party providing insurance or other credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in a fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. A decline may be significant, particularly in certain market environments. If a single entity provides credit enhancement to more than one fund’s investments, the adverse effects resulting from the downgrade or default will increase the adverse effects on a fund. If a fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, a fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB or Baa-/BBB-) may possess certain speculative characteristics.
A fund is subject to greater levels of credit risk to the extent it invests in below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk” bonds. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve significant risk of exposure to adverse conditions and negative sentiments. These securities may be in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.
A fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Currency: The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging: A fund may use currency futures, forwards or options to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument. Shifting a fund's currency exposure from one currency to another may remove a fund's opportunity to profit from the original currency and involves a risk of increased losses for a fund if the sub-adviser’s projection of future exchange rates is inaccurate.
Depositary Receipts: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives: Derivatives involve special risks and costs and may result in losses to a fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivatives themselves, behave in a way not anticipated by a fund, especially in abnormal market conditions. Using derivatives may have a leveraging effect, which may increase investment losses and may increase fund volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Even a small investment in derivatives can have a disproportionate impact on a fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. The other parties to derivatives transactions present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing and on-facility execution of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For derivatives that are required to be cleared by a regulated clearinghouse, a fund may be exposed to risks arising from its relationship with a brokerage firm through which it would submit derivatives trades for clearing. A fund would also be exposed to counterparty risk with respect to the clearinghouse. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Derivatives may be used by a fund for a variety of purposes, including:
•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
Using derivatives, especially for non-hedging purposes, may involve greater risks to a fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives. Use of derivatives or similar instruments may have different tax consequences for a fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders.

When a fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.
Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A fund's sub-adviser may not make use of derivatives for a variety of reasons.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of a fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Derivatives may include, but are not limited to, the following:
•	Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund.
Investments in foreign currency options may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as a sub-adviser expects. There is a risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to a fund and poorer overall performance for the fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing a fund's investment objective, such as when a sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
•	Forwards and Futures Contracts. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as US exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the fund's NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the fund) and pricing risk (i.e., the instrument may be difficult to value).
•	Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, a fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a fund may use cross currency hedging or proxy hedging with respect to currencies in which the fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Investments in foreign currency forward exchange contracts may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as its sub-adviser expects. A sub-adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the applicable fund's investment objectives, such as when the sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
•	Swaps. Swap contracts, including credit default swaps, involve heightened risks and may result in losses to the fund. Swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller's payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either their counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Distressed or Defaulted Securities: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. A fund may suffer significant losses if a reorganization or restructuring is not completed as anticipated. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Distressed or defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Dollar Rolls: Fixed income securities with buy-back features enable a fund to recover principal upon tendering the securities to the issuer or a third party. A dollar roll transaction involves a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.
The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities a fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Dynamic Risk Management: Certain funds utilize a Dynamic Risk Management strategy. In implementing the Dynamic Risk Management strategy (other than ClearTrack Retirement Income), the sub-adviser anticipates that it will sell shares the fund holds in equity and fixed income ETFs and may be more concentrated in short-term defensive instruments. The fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. If the fund increases its exposure to short-term defensive instruments at inopportune times or for extended periods of time, the fund may experience lower performance and greater losses. There is no guarantee that the Dynamic Risk Management strategy will work as intended.
Emerging Markets: Investments in the securities of issuers located in or principally doing business in emerging markets bear heightened foreign investments risks. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Some emerging market countries are especially vulnerable to economic conditions in other countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. A fund investing in emerging market countries may be required to establish special custody or other arrangements before investing. An investment in emerging market securities should be considered speculative.
Energy Sector: Certain risks inherent in investing in energy companies include the following:
•	Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies. Energy companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. The United States relies heavily on foreign imports of energy such as crude oil and refined products. If a supply source decides to restrict supply to the United States or is unable to meet demand, some energy companies’ cash flows may be adversely impacted.
•	Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. Energy companies that are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.
•	Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.
•	Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy companies. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of energy companies.
•	Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). These prices may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
•	Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distributions. Recently, the acquisition market has become more competitive as a result of the increased amount of energy companies, as well as significant private equity interest in midstream energy assets. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLP Entities may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors. Such circumstances may limit future growth and their ability to raise distributions could be reduced. Furthermore, even if energy companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.
•	Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
•	Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These hazards could result in substantial losses, severe damage to and destruction of property and equipment, and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Energy companies may not be insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition.
•	Terrorism/Market Disruption. Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets. Energy assets could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.
•	Weather . Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
Equity Securities: Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and, consequently, may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a fund fall, the value of your investment in the fund will decline. If a fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Event Risk Management: Certain funds utilize an Event Risk Management strategy. The Event Risk Management strategy may involve utilizing options, futures and swaps that are expected to increase in value during the occurrence of certain market events. An instrument used to hedge market event risk could lose all or a portion of its value even in a period of severe market stress. Implementation of the strategy may result in the fund holding options, futures and swaps positions that take contradictory views on market movements. The costs of purchasing and selling these instruments may reduce the fund’s return. The fund may not be able to close out a position at the desired time or price. There is no guarantee that the Event Risk Management strategy will work as intended.

Extension: When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause a fund’s share price to be more volatile or go down.
Fixed-Income Securities: The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.
Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, a fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.
Floating Rate Loans: Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments. Certain courts have determined that floating rate loans are not securities and, therefore, purchasers such as a fund may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading.
Focused Investing: To the extent a fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments: Investments in securities of foreign issuers (including those denominated in U.S. dollars) or issuers with significant exposure to foreign markets are subject to additional risks. Foreign countries in which a fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a fund’s investments may decline because of factors affecting the particular issuers as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.
Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. In addition, a fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes, and special U.S. tax considerations may apply.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a fund's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the fund's ability to purchase or sell foreign securities or transfer a fund's assets back into the United States, or otherwise adversely affect the fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a fund holds illiquid investments, its portfolio may be harder to value.
Investment in securities of foreign issuers may also be subject to foreign custody risk which refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets outside the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non-U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities market is, or the more difficult communication is with that location, the greater the likelihood of custody problems.
American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to the same risks as direct investments in foreign securities.
Frontier Markets: Frontier market countries generally have smaller economies and less developed capital markets than emerging market countries, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are generally less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a fund’s shares to decline.
Growth Stocks: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging: A fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. A fund’s hedging strategies may not work as intended, and a fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are determined to be below investment grade by the sub-adviser. High-yield debt securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A fund with high-yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. High-yield securities are not generally meant for short-term investing. Unrated securities of comparable quality share these risks.

Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.
Industry Concentration: Certain funds will concentrate their investments in specific industries. Concentration in a particular industry subjects a fund to the risks associated with that industry. As a result, the fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Inflation-Protected Securities: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate (Transamerica Government Money Market): The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The fund's yield will tend to lag behind general changes in interest rates. The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Interest Rate: Interest rates in the United States have been at historically low levels and should be expected to go up. A fund faces a heightened risk that interest rates may rise. When interest rates rise, the value of fixed income securities will generally fall. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a fund, and the fund’s yield, may decline. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Similarly, a fund with a longer average portfolio duration will generally be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. A fund’s yield may decline due to a decrease in market interest rates.
Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Investment Companies: To the extent that an underlying fund invests in other investment companies such as closed-end or exchange-traded funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. Further, the fund is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.
IPOs: Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to a fund.
Junior Loans: Junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
Large Capitalization Companies: A fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory: Legal and regulatory changes could occur that may adversely affect a fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect a fund. A fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging: The value of your investment may be more volatile to the extent a fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have , potentially resulting in the loss of all assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements. The use of leverage is considered to be a speculative investment practice that may result in the loss of a substantial amount, and possibly all, of the fund’s assets.
Liquidity: A fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for a fund to sell, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Illiquid investments can be difficult to value. If a fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. In addition, securities, once sold by a fund, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders). Further, when there is illiquidity in the market for certain investments, a fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector or asset class.
Loans: Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
A fund may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund.
Junior loans, which have a lower place in the borrower's capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
There may be no active trading market for loans. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain a fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Certain courts have determined that loans are not securities and, therefore, purchasers such as a fund may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading.
Management: Each fund is subject to the risk that the investment manager’s or sub-adviser'sor portfolio construction manager's judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment in a fund may decrease if its investment manager’s or sub-adviser'sor portfolio construction manager's judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. A fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by its investment manager or sub-adviser or portfolio construction manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s or portfolio construction manager's investment style is out of favor or otherwise fails to produce the desired results. A fund’s investment strategies designed by the investment manager or sub-adviser or portfolio construction manager may not work as intended. In addition, a fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser or portfolio construction manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause a fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market: The value of a fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. A fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a fund's investments may be negatively affected.
Europe. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, on June 23, 2016, voters in the United Kingdom approved withdrawal from the European Union. On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the European Union; as a result, the United Kingdom will remain a member state, subject to European Union law with privileges to provide services under the single market directives, for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.
Master Limited Partnerships: Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.
The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of the fund’s investments in such securities may decline if interest rates rise. Further, rising interest rates could adversely impact the financial performance of MLPs and other issuers in the energy sector by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs are generally considered interest-rate sensitive investments, and during period of interest rate volatility, may not provide attractive returns.
The value of a fund’s investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities. In that case, the MLP would be subject to U.S. federal income taxation, and distributions received by the fund generally would be taxed as dividend income. If any of the MLPs owned by a fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the fund with respect to its investment in such MLPs could be materially reduced, which could cause a substantial decline in the value of the fund’s shares.
Depreciation or other cost recovery deductions passed through to a fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund's income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a fund may need to liquidate investments, which may lead to additional recapture income.
Medium Capitalization Companies: Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Model and Data: Certain sub-advisers may utilize quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the fund's investments.

If Models and Data prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose a fund to additional risks. For example, by utilizing Models or Data, a sub-adviser may buy certain investments at prices that are priced too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. A fund bears the risk that Models or Data used by its sub-adviser will not be successful in determining the size, direction, and/or weighting of investment positions that will enable the fund to achieve its investment objective.
Models can be predictive in nature. The use of predictive Models has inherent risks. For example, such Models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such Models may produce unexpected results, which can result in losses for a fund. Furthermore, the success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data.
Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. To address these issues, a sub-adviser evaluates the performance of the Models utilized, including Model prices and outputs versus recent transactions or similar securities, and as a result, such Models may be modified from time to time. There also can be no assurance that the use of Models will result in effective investment decisions for a fund.
Government Money Market Fund: Transamerica Government Money Market operates as a “government” money market fund under new federal regulations. The fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the fund will be able to maintain a $1.00 share price. The fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on fund redemptions, as permitted under the new regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future.
Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as Federal National Mortgage Association) or Freddie Mac (formally known as Federal Home Loan Mortgage Corporation) or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. For mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.
Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Mortgage-Related Securities (Transamerica Government Money Market): The value of mortgage-related securities will be influenced by factors affecting the housing market. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans. Mortgage-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities: Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, housing, water or sewer and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse effect on the broader municipal securities market. To the extent a fund invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, such as health care, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue to worsen.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.
The rate of interest paid on municipal securities normally is lower than the rate of interest paid on fully taxable securities. Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The municipal market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening.
To the extent that the fund invests in municipal securities whose issuers are located in a single state, such as California, the fund will be more susceptible to economic, political and other developments that may adversely affect issuers in that state than are funds whose portfolios are more geographically diverse. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the state or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the state generally or any individual locality. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development, are all adversely affected by the recent economic recession. Unfavorable developments in any economic sector may adversely affect a particular state’s overall municipal market. Historically, California’s economy has been more volatile than that of the nation as a whole. Although California has a relatively diversified economy, California has concentrations in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services.
Certain funds may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than tax-exempt securities issued by other issuers. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.
On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt, which caused Puerto Rico municipal securities to drop in value. In early August 2015, Puerto Rico failed to pay certain debts. The Commonwealth undertook extraordinary measures to avoid an additional default on December 1, 2015. However, Puerto Rico defaulted on certain of its debt payments on January 4, 2016. If issuers of Puerto Rico municipal securities held by a fund default on their obligations, the fund may lose the value of those investments.
In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code and it is not clear whether a debt restructuring process will ultimately be approved. To the extent a fund holds any Puerto Rico municipal securities, the fund may lose some or all of the value of those investments.
Natural Resource-Related Securities: Securities of companies involved with natural resources may be subject to significant price fluctuations, reflecting the volatility of energy and basic materials’ prices, possible instability of supply and changes in demand or inflation. In addition, some companies may be subject to the risks generally associated with extraction of natural resources and the risks of the hazards associated with natural resources.
Non-Diversification: A fund that is classified as “non-diversified” means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence or other negative events affecting those issuers than a diversified fund.
Precious Metals-Related Securities: Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.
Prepayment or Call: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. This may adversely affect a fund’s net asset value. In addition, if a fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.
Privately Held Companies: Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the sub-adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the fund invests. Investments in privately held companies may be illiquid and difficult to value.
Puerto Rico Municipal Securities: Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of its ability to meet additional pending obligations, including under general obligation bonds.
The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code.
It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt restructuring process itself, could adversely affect the value of Puerto Rico municipal securities. The court filing made by Puerto Rico could also have a negative impact on the value of Puerto Rico municipal securities that are not subject to the debt restructuring process. In addition, Puerto Rico municipal securities remain subject to all of the other risks applicable to fixed income securities, including the risk of nonpayment.
These challenges and uncertainties have been exasperated by Hurricane Maria, which directly hit Puerto Rico on September 20, 2017, causing significant damage to the island country’s infrastructure (including water, power and telecommunications) and to governmental, personal and business property. Moody’s Analytics has estimated that the island suffered $95 billion in hurricane-related damages and suggested that Puerto Rico’s economy may be set back decades by this natural disaster. It is unknown what impact this disaster will have on the ongoing restructuring of Puerto Rico’s debt and on the funds that hold such debt.
To the extent that a fund holds any Puerto Rico municipal securities, the fund may lose some or all of the value of those investments.
Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:
•	declining real estate value
•	risks relating to general and local economic conditions
•	over-building
•	increased competition for assets in local and regional markets
•	increases in property taxes
•	increases in operating expenses or interest rates
•	change in neighborhood value or the appeal of properties to tenants
•	insufficient levels of occupancy
•	inadequate rents to cover operating expenses
The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.
REITs: Investing in real estate investment trusts (“REITs”) involves unique risks. When a fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements. A failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs, or changes in the treatment of U.S. REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.
Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

Rule 144A and Privately Placed Securities: “Rule 144A” and other privately placed securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a fund could adversely affect the marketability of such security and a fund might be unable to dispose of such security promptly or at reasonable prices.
Short Positions: Certain funds may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Short Sales: A short sale may be effected by selling a security that a fund does not own. In order to deliver the security to the purchaser, a fund borrows the security, typically from a broker-dealer or an institutional investor. A fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, a fund would incur a loss; conversely, if the price declines, a fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A fund's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a fund held only long positions. A fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing. A fund may also take a short position in a derivative instrument, such as a forward, future or swap.
A short sale may also be effected “against the box” if, at all times when the short position is open, a fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a fund would forego the potential realization of the increased value of the shares sold short.
Small and Medium Capitalization Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Smaller capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Small Capitalization Companies: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as a fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain countries in Europe currently have large sovereign debts and/or fiscal deficits which has led to significant uncertainties in the market as to whether or not the governments of those countries will be able pay in full and on time the amounts due in respect of those debts.

Structured Instruments: A fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk. Structured instruments may behave in ways not anticipated by the fund, or they may not receive the tax, accounting or regulatory treatment anticipated by the fund.
Tactical and Strategic Asset Allocation: Certain funds may utilize a tactical asset allocation strategy, which involves making short-term adjustments to a fund's asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. Strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. A fund may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Tactical Asset Allocation: Tactical asset allocation is an investment strategy that actively adjusts a fund’s asset allocation. The fund’s tactical asset management discipline may not work as intended. The fund may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the fund in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities. The management process might also result in the fund having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the fund’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.
Taxable Investments: Although distributions of interest income from Transamerica Intermediate Muni and Transamerica High Yield Muni’s tax-exempt securities are generally exempt from regular federal income tax, Transamerica Intermediate Muni and Transamerica High Yield Muni’s distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on a fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your fund distributions.
To Be Announced (TBA) Transactions: Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by a fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Underlying Exchange Traded Funds: When a fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the

ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Underlying Funds: When a fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests.
Underlying Government Money Market Funds (Transamerica Government Money Market): A fund may invest in other government money market funds. Each of the underlying government money market funds in which a fund may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, a fund will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.
U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.
Valuation: Many factors may influence the price at which a fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund's last valuation, and such differences could be significant, particularly for illiquid securities, securities priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a fund determines its net asset value. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, undervaluation may become more severe, or that a stock considered to be undervalued may actually be appropriately priced. A fund may underperform other equity funds that use different investing styles. A fund may also underperform other equity funds using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.
Yield (Transamerica Government Money Market): A money market fund invests in short-term money market instruments. As a result, the amount of income received by the money market fund will go up or down depending on variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the money market fund's expenses could absorb all or a significant portion of the money market fund's income, and, if a money market fund's expenses exceed the money market fund's income, a money market fund may be unable to maintain its $1.00 share price. If interest rates increase, a money market fund's yield may not increase proportionately. For example, TAM may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone or reimbursed. A money market fund is also required to maintain liquidity levels based on the characteristics and anticipated liquidity needs of its shareholders and a fund with greater liquidity needs may have a lower yield than money market funds with a different shareholder base. A money market fund may hold cash uninvested and, if so, will not earn income on those assets.

Yield: The amount of income received by a fund will go up or down depending on variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
MORE ON CERTAIN ADDITIONAL RISKS:
The following provides additional risk information regarding investing in the funds.
Absence of Regulation: A fund may engage in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. Transactions in the OTC markets also are subject to the credit risk of the counterparty.
Cash Management and Defensive Investing: The value of investments held by a fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.
Conflicts of Interest: Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) and its affiliates are engaged in a variety of businesses and have interests other than that of managing the funds. The broad range of activities and interests of TAM and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders. Certain actual and potential conflicts are described below.
TAM serves as investment manager to certain funds of funds that invest in affiliated underlying funds and is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds. TAM may have an incentive to allocate the funds of funds' assets to those underlying funds for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or to those underlying funds for which an affiliate of TAM serves as the sub-adviser. Sub-advisers to certain funds of funds may also be conflicted in allocating the funds of funds' assets among underlying funds.
TAM may have a financial incentive to implement or not to implement certain changes to the funds. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. TAM will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. The aggregation of assets of multiple funds for purposes of calculating breakpoints in sub-advisory fees may also give rise to conflicts of interest.
TAM manages other funds and products that have investment objectives similar to those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. These other accounts and products may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by TAM, on behalf of one or more other funds or products, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested.
A further discussion of conflicts of interest appears in the Statement of Additional Information.
Cybersecurity: Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause a fund, TAM, a sub-adviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality.
Expenses: Your actual costs of investing in a fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated, or with respect to a newly offered fund or class, if average net assets are lower than estimated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Inflation: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a fund’s assets can decline as can the value of the fund’s distributions.
Investments by Asset Allocation Funds and Unaffiliated Funds: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon, Transamerica Asset Allocation Short Horizon, Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, as well as Transamerica JPMorgan Asset Allocation – Conservative VP, Transamerica JPMorgan Asset Allocation – Growth VP, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Transamerica JPMorgan Asset Allocation – Moderate VP, Transamerica BlackRock Tactical Allocation VP, Transamerica JPMorgan International Moderate Growth VP, Transamerica

Madison Balanced Allocation VP, Transamerica Madison Conservative Allocation VP and Transamerica Multi-Manager Alternative Strategies VP, each separate series of Transamerica Series Trust, are asset allocation funds (the “Asset Allocation Funds”) that invest in certain series of Transamerica Funds and may own a significant portion of the shares of an underlying fund.
Unaffiliated funds (the “Unaffiliated Funds”) may invest in series of Transamerica Funds subject to the fund of funds restrictions of Section 12(d)(1) of the 1940 Act. Unaffiliated Funds with exemptive relief from the SEC may invest in an underlying fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions. An Unaffiliated Fund may own a significant portion of the shares of an underlying fund.
Transactions by the Asset Allocation Funds and/or the Unaffiliated Funds may be disruptive to the management of an underlying fund. An underlying fund may experience large redemptions or investments due to transactions in fund shares by the Asset Allocation Funds and/or the Unaffiliated Funds. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs. In addition, when the Asset Allocation Funds and/or the Unaffiliated Funds own a substantial portion of an underlying fund's shares, a large redemption by an Asset Allocation Fund and/or an Unaffiliated Fund could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio.
Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in an underlying fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when an Asset Allocation Fund and/or an Unaffiliated Fund purchases, redeems, or owns a substantial portion of an underlying fund's shares.
When possible, TAM, the sub-adviser and/or the portfolio construction manager will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.
Operational: Your ability to transact with a fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including as a result of cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result.
Redemption: A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. In that event, the value of your investment in the fund would go down. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, if one decision maker exercises control over fund shares owned by other fund shareholders, including clients or affiliates of the Investment Manager and/or sub-advisers, redemptions by these shareholders may further increase the impact on the fund.
Regulatory: The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Wall Street Reform Act (the “Reform Act”) substantially increases regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives, and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, a fund may be subject to additional recordkeeping and reporting requirements. Other future regulatory developments may also impact a fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a fund itself is regulated. The impact of any new governmental regulation that may be implemented on the ability of a fund to use swaps or any other financial derivative product is not known at this time, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objective.
Securities Lending: Each fund, except as noted below, may lend securities to other financial institutions that provide cash, cash equivalents, or U.S. government or agency securities as collateral. When a fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a fund.
The Asset Allocation Funds and Transamerica Government Money Market do not participate in securities lending.
Strategy: Securities and investment strategies with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different style or strategy. A fund may employ a combination of styles that impact its risk characteristics.
Tax: In order to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), each fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. In particular, a fund must generally diversify its holdings so that, at the end of each quarter of each taxable year, at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. If a fund were to fail to meet any of these requirements, the fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at corporate rates (without reduction for distributions to shareholders). The fund may be able to preserve its RIC qualification by meeting certain conditions, in which case it may be subject to certain additional taxes.
Any income a fund derives from investments in certain hard asset ETFs, such as certain commodity ETFs, and from other non-qualifying sources must be limited to a maximum of 10% of the fund’s gross income. If a fund fails to meet the 10% requirement, the fund may be subject to the federal income tax consequences described in the preceding paragraph. A fund may invest no more than 25% of its total assets in the securities of entities treated as qualified publicly traded partnerships for federal income tax purposes. If a fund fails to meet the 25% requirement, the fund may be subject to the federal income tax consequences described in the preceding paragraph.
An MLP is an entity treated as a partnership under the Internal Revenue Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. If it does not so qualify, it will generally be subject to tax as a corporation.

     Depreciation or other cost recovery deductions passed through to a fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a fund may need to liquidate investments, which may lead to additional recapture income.
Please note that there are other factors that could adversely affect your investment in a fund and that could prevent the fund from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Shareholder Information

Management of Transamerica Funds
The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Funds. It oversees the operation of Transamerica Funds by its officers. It also reviews the management of each fund’s assets by the investment manager and sub-advisers. Information about the Trustees and executive officers of Transamerica Funds is contained in the Statement of Additional Information (“SAI”).
Investment Manager
Transamerica Asset Management, Inc. (“TAM” ), located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for Transamerica Funds. TAM provides continuous and regular investment management services to the funds. For each of the funds, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the funds and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each fund. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid investment management fees for its service as investment manager to each fund. These fees are calculated on the average daily net assets of each fund.
TAM has been a registered investment adviser since 1996. As of December 31, 2017, TAM has approximately $83.9 billion in total assets under management. TAM is also registered as a commodity pool operator under the Commodity Exchange Act with respect to Transamerica Multi-Manager Alternative Strategies Portfolio. The remaining funds are operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.
TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.
TAM acts as a manager of managers for the funds pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable fund’s shareholders, to:
(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)	materially change the terms of any sub-advisory agreement; and
(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
Pursuant to the exemptive order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.
Legal Proceedings
A previously disclosed ongoing investigation by the Securities and Exchange Commission’s Division of Enforcement may lead to legal proceedings against Aegon USA Investment Management, LLC (“AUIM”), Transamerica Asset Management, Inc. (“TAM”) and/or Transamerica Capital, Inc. (“TCI”). These legal proceedings could have a material adverse effect on one or more of these entities. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds. The funds do not know the timing or outcome of any possible proceeding, including whether any proceeding is likely to have a material adverse impact on the funds, AUIM, TAM or TCI.
The investigation relates to errors in the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds, as well as in the operation and/or implementation of an asset allocation model and volatility guidelines utilized by AUIM when it served as sub-adviser to certain Transamerica asset allocation funds. The investigation also concerns whether appropriate disclosures were made regarding these matters. The tactical funds are Transamerica

Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP (formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP).
AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015. Expert analyses provided to the funds indicate that errors in the models and guidelines did not have a material adverse impact on fund performance.
The funds are affected by many factors and risks: for example, the risk that sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.
Management Fees Paid for the Fiscal Year Ended October 31, 2017
For the fiscal year ended October 31, 2017, each fund paid the following management fee as a percentage of its average daily net assets:
Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica Asset Allocation – Conservative Portfolio	0.12%
Transamerica Asset Allocation – Growth Portfolio	0.12%
Transamerica Asset Allocation – Moderate Growth Portfolio	0.12%
Transamerica Asset Allocation – Moderate Portfolio	0.12%
Transamerica Bond	0.65%
Transamerica Capital Growth	0.79%
Transamerica Concentrated Growth	0.67%
Transamerica Dividend Focused	0.69%
Transamerica Dynamic Allocation	0.11%
Transamerica Dynamic Income	0.50%
Transamerica Emerging Markets Debt	0.62%
Transamerica Emerging Markets Equity	0.98%
Transamerica Event Driven	1.05%
Transamerica Flexible Income	0.48%
Transamerica Floating Rate	0.63%
Transamerica Global Equity	0.74%
Transamerica Government Money Market	0.21%
Transamerica Growth	0.81%
Transamerica High Yield Bond	0.56%
Transamerica High Yield Muni	0.49%
Transamerica Inflation Opportunities	0.58%
Transamerica Intermediate Muni	0.43%
Transamerica International Equity	0.71%
Transamerica International Growth	0.88%
Transamerica International Small Cap Value	0.94%
Transamerica Large Cap Value	0.65%
Transamerica Mid Cap Growth	0.70%
Transamerica Mid Cap Value Opportunities	0.67%
Transamerica MLP & Energy Income	1.11%
Transamerica Multi-Cap Growth	0.65%

Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica Multi-Managed Balanced	0.65%
Transamerica Multi-Manager Alternative Strategies Portfolio	0.21%
Transamerica Short-Term Bond	0.50%
Transamerica Small Cap Core	0.74%
Transamerica Small Cap Growth	0.81%
Transamerica Small Cap Value	0.80%
Transamerica Small/Mid Cap Value	0.78%
Transamerica Strategic High Income	0.70%
Transamerica Unconstrained Bond	0.67%
Transamerica US Growth	0.70%
Recent Management Fee Changes
Transamerica Government Money Market: Effective as of October 13, 2017, the management fee is 0.25% of the first $1 billion; 0.24% over $1 billion up to $3 billion; and 0.23% in excess of $3 billion of average daily net assets. Prior to October 13, 2017, the management fee was 0.28% of the first $1 billion; 0.27% over $1 billion up to $3 billion; and 0.26% in excess of $3 billion.
Transamerica International Growth: Effective March 1, 2018, the management fee is 0.77% of the first $500 million; 0.76% over $500 million up to $1 billion; 0.71% over $1 billion up to $2 billion; 0.695% over $2 billion up to $3 billion; and 0.68% in excess of $3 billion of average daily net assets. For the period beginning August 1, 2017 through March 1, 2018, the management fee was 0.905% of the first $500 million; 0.88% over $500 million up to $1 billion; 0.83% over $1 billion up to $1.5 billion; 0.805% over $1.5 billion up to $2 billion; and 0.78% in excess of $2 billion in average daily net assets. Prior to August 1, 2017, the management fee was 0.93% of the first $250 million; 0.905% over $250 million up to $500 million; 0.88% over $500 million up to $1 billion; and 0.83% in excess of $1 billion in average daily net assets.
Transamerica Multi-Manager Alternative Strategies Portfolio: Effective July 7, 2017, the management fee is 0.1925% of the first $500 million; 0.1725% over $500 million up to $1 billion; 0.1525% over $1 billion up to $2 billion; and 0.1425% in excess of $2 billion of average daily net assets. Prior to July 7, 2017, the management fee was 0.2225% of the first $500 million; 0.2125% over $500 million up to $1 billion; and 0.2025% in excess of $1 billion of average daily net assets.
A discussion regarding the Board of Trustees’ approval of each fund’s investment management agreement is available in each fund’s annual report for the fiscal year ended October 31, 2017.
Portfolio Construction Manager
Morningstar Investment Management LLC, 22 West Washington Street, Chicago, IL 60602, is the Portfolio Construction Manager for each fund listed below. Morningstar Investment Management LLC has been a registered investment adviser since 1999 and is a wholly owned subsidiary of Morningstar, Inc. As of December 31, 2017, Morningstar Investment Management LLC has approximately $79.5 billion in total assets under management.
Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar Investment Management LLC, the Portfolio Construction Manager will furnish investment advice and recommendations concerning what portion of each fund should be in the underlying funds and what portion, if any, should be held in U.S. government securities, short-term commercial paper or other assets such as cash. The Portfolio Construction Manager receives compensation from TAM.
Transamerica Asset Allocation-Conservative Portfolio
Transamerica Asset Allocation-Growth Portfolio
Transamerica Asset Allocation-Moderate Portfolio
Transamerica Asset Allocation-Moderate Growth Portfolio
Portfolio Construction Team
Each fund listed above is managed by a portfolio construction team. In addition to this team, Morningstar Investment Management LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each fund.

Name	Employer	Positions Over Past Five Years
John McLaughlin, CFA	Morningstar Investment Management LLC	Co-Portfolio Manager of the fund since 2017; Employee of Morningstar Investment Management LLC since 2014
Dan McNeela, CFA	Morningstar Investment Management LLC	Co-Portfolio Manager of the fund since 2010; Employee of Morningstar, Inc. since 2000; Employee of Morningstar Investment Management LLC since 2006
Michael Stout, CFA	Morningstar Investment Management LLC	Co-Portfolio Manager of the fund since 2006; Employee of Morningstar, Inc. since 1993, then employee of Morningstar Investment Management LLC since 1999
Sub-Adviser(s)
Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective fund, each sub-adviser shall provide day-to-day investment advice and recommendations for the fund.
Each sub-adviser receives compensation from TAM.
Fund	Sub-Adviser	Sub-Adviser Address
Transamerica Event Driven	Advent Capital Management, LLC	888 Seventh Avenue 31st Floor New York, NY 10019

Transamerica Flexible Income	Aegon USA Investment Management, LLC	4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica Floating Rate
Transamerica High Yield Bond
Transamerica Multi-Managed Balanced
Transamerica Short-Term Bond

Transamerica Multi-Cap Growth	Alta Capital Management, LLC	6440 South Wasatch Boulevard Suite 260 Salt Lake City, UT 84121

Transamerica Dividend Focused	Barrow, Hanley, Mewhinney & Strauss, LLC	Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, TX 75201

Transamerica High Yield Muni	Belle Haven Investments, L.P.	800 Westchester Avenue, Suite N607 Rye Brook, NY 10573
Transamerica Intermediate Muni

Transamerica Small Cap Value	Boston Advisors, LLC	1 Liberty Square Boston, MA 02109

Transamerica Emerging Markets Equity	ClariVest Asset Management LLC	3611 Valley Centre Drive, Suite 100, San Diego, CA 92130

Transamerica Multi-Manager Alternative Strategies Portfolio	Goldman Sachs Asset Management, L.P.	200 West Street New York, NY 10282

Transamerica International Growth	Greystone Managed Investments Inc.	300-1230 Blackfoot Drive Regina, Saskatchewan S4S 7G4, Canada

Transamerica Growth	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

Fund	Sub-Adviser	Sub-Adviser Address
Transamerica Multi-Managed Balanced	J.P. Morgan Investment Management Inc.	270 Park Avenue New York, NY 10017

Transamerica MLP & Energy Income	Kayne Anderson Capital Advisors, L.P.	1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067

Transamerica Large Cap Value	Levin Capital Strategies, L.P.	595 Madison Avenue, 17th Floor, New York, NY 10022

Transamerica Emerging Markets Debt	Logan Circle Partners, LP	1717 Arch Street Suite 1500 Philadelphia, PA 19103

Transamerica Bond	Loomis, Sayles & Company, L.P.	One Financial Center Boston, MA 02111

Transamerica Capital Growth	Morgan Stanley Investment Management Inc.	522 Fifth Avenue New York, NY 10036

Transamerica Inflation Opportunities Transamerica Unconstrained Bond	PineBridge Investments LLC	399 Park Avenue, 4th Floor New York, NY 10022

Transamerica Mid Cap Growth	Quantum Capital Management	311 California Street, Suite 510 San Francisco, CA 94104

Transamerica Dynamic Income	QS Investors, LLC	880 Third Avenue
Transamerica Dynamic Allocation		New York, NY 10022

Transamerica Small Cap Growth	Ranger Investment Management, L.P.	2828 N. Harwood Street, Suite 1900, Dallas, TX 75201

Transamerica Global Equity	Rockefeller & Co., Inc.	10 Rockefeller Plaza, Floor 3, New York, NY 10020

Transamerica Small Cap Core Transamerica Small/Mid Cap Value	Systematic Financial Management, L.P.	300 Frank W. Burr Blvd. Glenpointe East 7th Floor Teaneck, NJ 07666

Transamerica International Equity	Thompson, Siegel & Walmsley LLC	6641 West Broad Street, Suite 600 Richmond, VA 23230
Transamerica International Small Cap Value
Transamerica Mid Cap Value Opportunities
Transamerica Small/Mid Cap Value
Transamerica Strategic High Income

Transamerica Concentrated Growth	Torray LLC	7501 Wisconsin Avenue Suite 750W Bethesda, Maryland 20814

Transamerica US Growth	Wellington Management Company LLP	280 Congress Street Boston, MA 02210

Further Information About Each Sub-Adviser
Advent Capital Management, LLC has been a registered investment adviser since 2001. As of December 31, 2017, Advent Capital Management, LLC had approximately $9.3 billion in total assets under management.

Aegon USA Investment Management, LLC, a wholly-owned and indirect subsidiary of Aegon N.V., has been a registered investment adviser since December 2001. As of December 31, 2017, Aegon USA Investment Management, LLC has approximately $104.6 billion in total assets under management.
Alta Capital Management, LLC has been a registered investment adviser since 1981. As of December 31, 2017, Alta Capital Management, LLC has approximately $3.33 billion in total assets under management.
Barrow, Hanley, Mewhinney & Strauss, LLC, a subsidiary of OM Asset Management Plc, a New York Stock Exchange listed company, has been a registered investment adviser since 1979. As of December 31, 2017, Barrow, Hanley, Mewhinney & Strauss, LLC has approximately $91.7 billion in total assets under management.
Belle Haven Investments, L.P. has been a registered investment adviser since 2006. As of December 31, 2017, Belle Haven Investments, L.P. has approximately $6.86 billion in total assets under management.
Boston Advisors, LLC has been a registered investment adviser since 1982. As of December 31, 2017, Boston Advisors, LLC has approximately $5 billion in total assets under management.
ClariVest Asset Management LLC, a Delaware limited liability company, has been a registered investment adviser since 2006. As of December 31, 2017, ClariVest Asset Management LLC has approximately $7.6 billion in total assets under management.
Goldman Sachs Asset Management, L.P., an affiliate of Goldman Sachs & Co. LLC, has been a registered investment adviser since 1990. As of December 31, 2017, Goldman Sachs Asset Management, L.P. had approximately $1.29 trillion in total assets under management.
Greystone Managed Investments Inc. (“Greystone”) has been a registered investment adviser since March 2016. As of December 31, 2017, Greystone had approximately $26.9 billion in total assets under management. Greystone is a wholly-owned subsidiary of Greystone Capital Management Inc., a company formed in 1988 and registered in Saskatchewan as an adviser in the category of portfolio manager.
Jennison Associates LLC is organized under the laws of Delaware as a single member limited liability company whose sole member is PGIM, Inc. (formerly, Prudential Investment Management, Inc.), which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC (formerly, Prudential Asset Management Holding Company LLC), which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.), has been a registered investment adviser since 1969. As of December 31, 2017, Jennison Associates LLC has approximately $175.4 billion in total assets under management.
J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2017, J.P. Morgan Investment Management Inc. and its affiliates has $1.7 trillion in assets under management.
Kayne Anderson Capital Advisors, L.P. was founded in 1984 and is registered with the SEC as an investment adviser. Kayne Anderson Capital Advisors, L.P. is an independent alternative investment management firm focused on niche investing in upstream oil and gas companies, energy infrastructure, growth private equity, specialty real estate, middle market credit and municipal opportunities. Kayne Anderson Capital Advisors, L.P. and its affiliates currently manage approximately $26 billion in assets as of December 31, 2017 (including over $16 billion in assets invested in the energy sector) for institutional investors, family offices and high-net-worth individuals, with offices in Los Angeles, Houston, New York, Chicago, Denver, Atlanta, Boca Raton, Dallas and Portland.
Levin Capital Strategies, L.P. has been a registered investment adviser since 2006. As of December 31, 2017, Levin Capital Strategies, L.P. has approximately $7.3 billion in total assets under management.
Logan Circle Partners, LP, a subsidiary of MetLife, Inc., has been a registered investment adviser since 2007. As of December 31, 2017, Logan Circle Partners, LP has approximately $38.46 billion in total assets under management.
Loomis, Sayles & Company, L.P., a subsidiary of Natixis Investment Managers, L.P., has been a registered investment manager since 1940. As of December 31, 2017, Loomis, Sayles & Company, L.P. has approximately $268.1 billion in total assets under management.
Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley, has been a registered investment adviser since 1981. As of December 31, 2017, Morgan Stanley Investment Management Inc. has approximately $481.5 billion in total assets under management.
PineBridge Investments LLC has been a registered investment adviser since 1983. As of December 31, 2017, PineBridge Investments LLC, including its affiliates, has approximately $85.3 billion in total assets under management.
Quantum Capital Management has been a registered investment adviser since October 1996. As of December 31, 2017, Quantum Capital Management had approximately $496 million in assets under management.

QS Investors, LLC, a wholly-owned subsidiary of Legg Mason, Inc., has been a registered investment adviser since 2010. As of December 31, 2017, QS Investors, LLC had assets under management of approximately $20.8 billion.
Ranger Investment Management, L.P. has been a registered investment adviser since 2003. As of December 31, 2017, Ranger Investment Management, L.P. has approximately $1.4 billion in total assets under management.
Rockefeller is a global asset management and investment advisory firm that was founded in 1882 by John D. Rockefeller to manage the Rockefeller Family’s personal and philanthropic interests. Rockefeller was incorporated in 1979 and registered with the U.S. Securities and Exchange Commission in 1980 as an investment adviser. Today, Rockefeller provides investment management services and wealth advice to institutions, foundations and endowments, non-profits, individuals, trusts and families. Rockefeller had approximately $12.7 billion in assets under management as of December 31, 2017. Rockefeller & Co., Inc. is a wholly-owned subsidiary of Rockefeller Financial Services, Inc.
Systematic Financial Management, L.P. has been a registered investment adviser since 1982. Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds a majority interest in Systematic Financial Management, L.P. through its wholly-owned subsidiary, Titan NJ LP Holdings LLC. As of December 31, 2017, Systematic Financial Management, L.P. has approximately $5.3 billion in total assets under management.
Thompson, Siegel & Walmsley LLC is a majority-owned subsidiary of OM Asset Management plc, a NYSE listed company. Thompson, Siegel & Walmsley LLC has been a registered investment adviser since 1970. As of December 31, 2017, Thompson, Siegel & Walmsley LLC has approximately $25 billion in total assets under management.
Torray LLC was formed in 2006. Through its predecessor entities, Torray LLC has been a registered investment adviser since 1972. As of December 31, 2017, Torray LLC has approximately $1.1 billion in total assets under management.
Wellington Management Company LLP, a Delaware limited liability partnership, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management Company LLP and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management Company LLP is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2017, Wellington Management Company LLP and its investment advisory affiliates had investment management authority with respect to approximately $1.08 trillion in client assets.
Portfolio Manager(s)
Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.
Transamerica Bond
Name	Sub-Adviser	Positions Over Past Five Years
Mathew J. Eagan, CFA	Loomis, Sayles & Company, L.P.	Co-Portfolio Manager of the fund since 2007; employee of Loomis, Sayles & Company, L.P. since 1997; Vice President
Daniel J. Fuss, CFA	Loomis, Sayles & Company, L.P.	Co-Portfolio Manager of the fund since 2007; employee of Loomis, Sayles & Company, L.P. since 1976; Vice Chairman
Brian P. Kennedy	Loomis, Sayles & Company, L.P.	Co-Portfolio Manager of the fund since 2016; employee of Loomis, Sayles & Company, L.P. since 1994; Vice President
Elaine M. Stokes	Loomis, Sayles & Company, L.P.	Co-Portfolio Manager of the fund since 2007; employee of Loomis, Sayles & Company, L.P. since 1988; Vice President
Transamerica Capital Growth
Name	Sub-Adviser	Positions Over Past Five Years
Dennis P. Lynch	Morgan Stanley Investment Management Inc.	Lead Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1998; Managing Director; Team leader for the Growth team

Name	Sub-Adviser	Positions Over Past Five Years
Sam G. Chainani, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1996; Managing Director; Investor on the Growth team
David S. Cohen	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1993; Managing Director; Investor on the Growth team
Armistead B. Nash	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Investor on the Growth team
Alexander T. Norton	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2000; Executive Director; Investor on the Growth team
Jason C. Yeung, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Investor on the Growth team
Transamerica Concentrated Growth
Name	Sub-Adviser	Positions Over Past Five Years
Nicholas C. Haffenreffer	Torray LLC	Portfolio Manager of the fund since 2014; Portfolio Manager of the predecessor fund since 2010; Principal of Torray LLC since 2010; President of Torray Resolute, LLC (2014 to 2016); President of Resolute Capital Management LLC (1998 to 2010)
Transamerica Dividend Focused
Name	Sub-Adviser	Positions Over Past Five Years
Ray Nixon, Jr.	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Barrow, Hanley, Mewhinney & Strauss, LLC since 1994
Brian Quinn, CFA	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Barrow, Hanley, Mewhinney & Strauss, LLC since 2012; Equity Analyst (2005 – 2012)
Lewis Ropp	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Barrow, Hanley, Mewhinney & Strauss, LLC since 2011; Equity Analyst (2001 – 2011)

Transamerica Dynamic Allocation
Name	Sub-Adviser	Positions Over Past Five Years
Adam J. Petryk, CFA	QS Investors, LLC	Portfolio Manager of the fund since 2016; Head of Multi-Asset and Solutions at QS Investors, LLC since 2014; Chief Investment Officer for Batterymarch Financial Management, Inc. (“Batterymarch”) from 2012-2014; Deputy Chief Investment Officer and co-head of the Developed Markets investment team for Batterymarch from 2010-2012
Thomas Picciochi	QS Investors, LLC	Portfolio Manager of the fund since 2015; Head of Multi-Asset Portfolio Management Implementation at QS Investors, LLC since 2010; Senior Portfolio Manager for Deutsche Asset Management from 1999-2010
Ellen Tesler	QS Investors, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager at QS Investors, LLC since 2010; Portfolio Manager for Deutsche Asset Management from 2003-2010
Prashant Chandran	Western Asset Management Company	Portfolio Manager of the fund since 2015; Global Head of Derivatives at Western Asset Management Company; Employed by Western Asset Management Company since 2005
Jim K. Huynh	Western Asset Management Company	Portfolio Manager of the fund since 2017; Portfolio Manager/Research Analyst at Western Asset Management Company; Employed by Western Asset Management Company since 2003
S. Kenneth Leech	Western Asset Management Company	Portfolio Manager of the fund since 2015; Co-Chief Investment Officer with Western Asset Management Company since 1990
Transamerica Dynamic Income
Name	Sub-Adviser	Positions Over Past Five Years
Adam J. Petryk, CFA	QS Investors, LLC	Portfolio Manager of the fund since 2016; Head of Multi-Asset and Solutions at QS Investors, LLC since 2014; Chief Investment Officer for Batterymarch Financial Management, Inc. (“Batterymarch”) from 2012-2014; Deputy Chief Investment Officer and co-head of the Developed Markets investment team for Batterymarch from 2010-2012
Thomas Picciochi	QS Investors, LLC	Portfolio Manager of the fund since 2015; Head of Multi-Asset Portfolio Management Implementation at QS Investors, LLC since 2010; Senior Portfolio Manager for Deutsche Asset Management from 1999-2010
Ellen Tesler	QS Investors, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager at QS Investors, LLC since 2010; Portfolio Manager for Deutsche Asset Management from 2003-2010

Transamerica Emerging Markets Debt
Name	Sub-Adviser	Positions Over Past Five Years
Todd Howard, CFA	Logan Circle Partners, LP	Portfolio Manager of the fund since 2011; Employee of Logan Circle Partners, LP since 2007; Portfolio Manager for the Logan Circle international strategies
Scott Moses, CFA	Logan Circle Partners, LP	Portfolio Manager of the fund since 2011; Employee of Logan Circle Partners, LP since 2007; Portfolio Manager for the Logan Circle emerging markets fixed income strategies
Transamerica Emerging Markets Equity
Name	Sub-Adviser	Positions Over Past Five Years
Priyanshu Mutreja, CFA	ClariVest Asset Management LLC	Owner of ClariVest Asset Management LLC since 2015; Portfolio Manager of the fund since 2017; Assistant Portfolio Manager of the fund since 2014; joined ClariVest Asset Management LLC in 2009
Stacey Nutt	ClariVest Asset Management LLC	Portfolio Manager of the fund since 2014; President and Chief Investment Officer of ClariVest Asset Management LLC; founder and owner of ClariVest Asset Management LLC since 2006
Alex Turner, CFA	ClariVest Asset Management LLC	Owner of ClariVest Asset Management LLC since 2015; Portfolio Manager of the fund since 2014; Assistant Portfolio Manager of the fund since 2012; joined ClariVest Asset Management LLC in 2008; Prior to 2008, Quantitative Analytic Specialist at Factset Research Systems, Inc.
David R. Vaughn, CFA	ClariVest Asset Management LLC	Portfolio Manager of the fund since 2012; founder and owner of ClariVest Asset Management LLC since 2006; primarily responsible for international, global and emerging market strategies
Transamerica Event Driven
Name	Sub-Adviser	Positions Over Past Five Years
Odell Lambroza	Advent Capital Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager at Advent Capital Management, LLC since 2001
Tracy V. Maitland	Advent Capital Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager of Advent Capital Management, LLC since 1995
Transamerica Flexible Income
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Head of Investment Grade Credit

Name	Sub-Adviser	Positions Over Past Five Years
Jeremy Mead, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC from 1994-2010 and again since 2016; between tenures with Aegon USA Investment Management, LLC, advised individuals, families and small business as an Investment Advisor Representative
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004, Head of Leveraged Finance since 2014, Co-Head of Public Fixed Income since 2017 and Deputy Chief Investment Officer since 2018
Doug Weih, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009 and Co-Head of Public Fixed Income since 2017
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2005; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Transamerica Floating Rate
Name	Sub-Adviser	Positions Over Past Five Years
John F. Bailey, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager and Head of Leveraged Loans with Aegon USA Investment Management, LLC since 1997
Jason P. Felderman, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Aegon USA Investment Management, LLC since 2007
Zach Halstead	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2018; Portfolio Manager with Aegon USA Investment Management, LLC since 2016 and Credit Research Analyst from 2013-2016
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004, Head of Leveraged Finance since 2014, Co-Head of Public Fixed Income since 2017 and Deputy Chief Investment Officer since 2018
Transamerica Global Equity
Name	Sub-Adviser	Positions Over Past Five Years
Jimmy C. Chang, CFA	Rockefeller & Co., Inc.	Portfolio Manager of the fund since 2014; Portfolio Manager at Rockefeller & Co., Inc. since 2004
David P. Harris, CFA	Rockefeller & Co., Inc.	Portfolio Manager of the fund since 2014; Portfolio Manager at Rockefeller & Co., Inc. since 1999
Transamerica Growth
Name	Sub-Adviser	Positions Over Past Five Years
Blair A. Boyer	Jennison Associates LLC	Portfolio Manager of the fund since 2006; Managing Director of Jennison Associates LLC

Name	Sub-Adviser	Positions Over Past Five Years
Michael A. Del Balso	Jennison Associates LLC	Portfolio Manager of the fund since 2004; Managing Director; Director of Research for Growth Equity of Jennison Associates LLC
Spiros Segalas	Jennison Associates LLC	Portfolio Manager of the fund since 2004; Director, President and Chief Investment Officer of Jennison Associates LLC
Transamerica High Yield Bond
Name	Sub-Adviser	Positions Over Past Five Years
Kevin Bakker, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2007; Co-Head of High-Yield; Portfolio Manager with Aegon USA Investment Management, LLC since 2007; Senior Research Analyst 2003 – 2007
Benjamin D. Miller, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2006; Co-Head of High-Yield; Senior Research Analyst with Aegon USA Investment Management, LLC 1993 – 2006
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004, Head of Leveraged Finance since 2014, Co-Head of Public Fixed Income since 2017 and Deputy Chief Investment Officer since 2018
Derek Thoms	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager with Aegon USA Investment Management, LLC since 2015. High Yield Trader with Aegon USA Investment Management, LLC 2013 - 2015
Transamerica High Yield Muni
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Dalton	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2013; joined Belle Haven Investments, L.P. in 1996; Chief Executive Officer since 2002
Brian Steeves	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2018; joined Belle Haven Investments, L.P. in 2008
Transamerica Inflation Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
Roberto Coronado	PineBridge Investments LLC	Portfolio Manager of the fund since 2016; Employee of PineBridge Investments LLC since 2014; Senior Vice President and Senior Portfolio Manager of Investment Grade Fixed Income
Gunter H. Seeger	PineBridge Investments LLC	Portfolio Manager of the fund since 2018; Employee of PineBridge Investments LLC since 2009; Senior Vice President, Senior Portfolio Manager and Research Analyst, U.S. Rates and Securitized Products
Robert A. Vanden Assem, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Employee of PineBridge Investments LLC since 2001; Managing Director and Head of Investment Grade Fixed Income

Transamerica Intermediate Muni
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Dalton	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2012; joined Belle Haven Investments, L.P. in 1996; Chief Executive Officer since 2002
Brian Steeves	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2012; joined Belle Haven Investments, L.P. in 2008
Transamerica International Equity
Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2011; Portfolio Manager of TS&W International Equity Portfolio from October 31, 2005 to February 28, 2011; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 1996
Transamerica International Growth
Name	Sub-Adviser	Positions Over Past Five Years
Alfred Li, CFA	Greystone Managed Investments Inc.	Portfolio Manager of the fund since 2018; employee of Greystone Managed Investments Inc. since 2006; Vice-President & Co-Lead, International Equity
Jeff Tiefenbach, CFA	Greystone Managed Investments Inc.	Portfolio Manager of the fund since 2018; employee of Greystone Managed Investments Inc. since 2005; Chief Investment Officer, Public Equities
Transamerica International Small Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 1996
Stedman D. Oakey, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2011 and International Research Analyst since 2005
Transamerica Large Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
John Levin	Levin Capital Strategies, L.P.	Portfolio Manager of the fund since 2012; Chief Executive Officer and Senior Portfolio Manager at Levin Capital Strategies, L.P. since 2006
Jack Murphy	Levin Capital Strategies, L.P.	Portfolio Manager of the fund since 2012; Portfolio Manager and Senior Securities Analyst at Levin Capital Strategies, L.P. since 2006

Transamerica Mid Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
Howard Aschwald, CFA	Quantum Capital Management	Portfolio Manager of the fund since 2013; Co- Founder, Chief Investment Officer & Director of Research with Quantum Capital Management since 1996
Timothy Chatard, CFA	Quantum Capital Management	Portfolio Manager of the fund since 2014; Employed with Quantum Capital Management since 2013 as part of the investment research team responsible for equity analysis in several economic sectors. Prior to joining Quantum Capital Management, he was an analyst at Morgan Stanley from 1991 to 1994; Portfolio Manager at Franklin Templeton Group from 1996 to 1999; Portfolio Manager at Sterling Johnston Capital Management from 1999 to 2009; and Portfolio Manager at Tano Capital from 2010 to 2013
Transamerica Mid Cap Value Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2014; Chief Investment Officer; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2001
Transamerica MLP & Energy Income
Name	Sub-Adviser	Positions Over Past Five Years
John C. Frey	Kayne Anderson Capital Advisors, L.P.	Portfolio Manager of the fund since 2013; Employed with Kayne Anderson Capital Advisors, L.P. since 1997 in various capacities, including portfolio manager, research analyst and controller
Transamerica Multi-Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
Melanie H. Peche, CFA	Alta Capital Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager and Principal with Alta Capital Management, LLC since 2009
Michael O. Tempest	Alta Capital Management, LLC	Portfolio Manager of the fund since 2016; Managing Principal and Chief Investment Officer with Alta Capital Management, LLC since 1996
Transamerica Multi-Managed Balanced
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Head of Investment Grade Credit
Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018

Name	Sub-Adviser	Positions Over Past Five Years
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2015, Portfolio Analyst since 2013 and Risk Analyst since 2007
Doug Weih, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009 and Co-Head of Public Fixed Income since 2017
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Steven G. Lee	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2014; Employee of J.P. Morgan Investment Management Inc. since 2004; Managing Director; Portfolio Manager on the U.S. Disciplined Equity Team
Tim Snyder, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2013; Employee of J.P. Morgan Investment Management Inc. since 2003; Executive Director; Portfolio Manager on the U.S. Disciplined Equity Team; Specialties include Research Enhanced Index (REI) strategies
Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2011; Employee of J.P. Morgan Investment Management Inc. since 1991; Managing Director; Portfolio Manager on the U.S. Disciplined Equity Team; Specialties include Research Enhanced Index (REI) strategies
Transamerica Multi-Manager Alternative Strategies Portfolio
Name	Sub-Adviser	Positions Over Past Five Years
Raymond Chan, CFA	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the fund since 2017; Managing Director, Senior Portfolio Manager, Global Portfolio Solution Group; employed with Goldman Sachs Asset Management, L.P. since 2004
Christopher Lvoff, CFA	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the fund since 2017; Managing Director, Senior Portfolio Manager, Global Portfolio Solution Group; employed with Goldman Sachs Asset Management, L.P. since 2007
Lucy Xin	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the fund since 2017; Vice President, Global Portfolio Solution Group; employed with Goldman Sachs Asset Management, L.P. since 2011
Transamerica Short-Term Bond
Name	Sub-Adviser	Positions Over Past Five Years
Norbert King	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2017, Investment Grade Trader since 2015 and Institutional Markets Analyst with Transamerica Stable Value Services since 2011

Name	Sub-Adviser	Positions Over Past Five Years
Glen Kneeland	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2006
Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Doug Weih, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with Aegon USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009 and Co-Head of Public Fixed Income since 2017
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Transamerica Small Cap Core
Name	Sub-Adviser	Positions Over Past Five Years
Eoin E. Middaugh, CFA	Systematic Financial Management, L.P.	Lead-Portfolio Manager of the fund since 2013; Employed by Systematic Financial Management, L.P. since 2002; Portfolio Manager since 2006; Managing Partner since 2010
D. Kevin McCreesh, CFA	Systematic Financial Management, L.P.	Co-Portfolio Manager of the fund since 2013; Managing Partner of Systematic Financial Management, L.P. since 1996
Transamerica Small Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
W. Conrad Doenges	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2012; Portfolio Manager at Ranger Investment Management, L.P. since 2004
Andrew Hill	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2017; Sector Manager at Ranger Investment Management, L.P. since 2002
Joseph LaBate	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2017; Sector Manager at Ranger Investment Management, L.P. since 2002
Transamerica Small Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
James W. Gaul, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2005; Vice President and Portfolio Manager
David Hanna	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2007; Senior Vice President and Director of Institutional Portfolio Management
Douglas A. Riley, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2002; Senior Vice President and Director of Growith Equity Investing

Name	Sub-Adviser	Positions Over Past Five Years
Michael J. Vogelzang, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 1997; President and Chief Investment Officer
Transamerica Small/Mid Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Kenneth Burgess, CFA	Systematic Financial Management, L.P.	Portfolio Manager of the fund since 2011; Managing Partner of Systematic Financial Management, L.P. since 1997, and employed with them since 1993; Specialties include cash flow analysis and small cap equities
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2016; Chief Investment Officer; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2001
Transamerica Strategic High Income
Name	Sub-Adviser	Positions Over Past Five Years
William M. Bellamy, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2014; Director of Income Strategies at Thompson, Siegel & Walmsley LLC since 2002
Transamerica Unconstrained Bond
Name	Sub-Adviser	Positions Over Past Five Years
Roberto Coronado	PineBridge Investments LLC	Portfolio Manager of the fund since 2016; Portfolio Manager at PineBridge Investments LLC since 2014
Peter Hu, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 2006
Michael J. Kelly, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 1999
Steven Oh, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 2000
Robert A. Vanden Assem, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 2001
Transamerica US Growth
Name	Sub-Adviser	Positions Over Past Five Years
Mammen Chally, CFA	Wellington Management Company LLP	Lead Portfolio Manager of the fund since 2014; Senior Managing Director and Equity Portfolio Manager of Wellington Management Company LLP; joined the firm as an investment professional in 1994
Douglas McLane, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2017; Managing Director and Equity Research Analyst of Wellington Management Company LLP; joined the firm in 2011

Name	Sub-Adviser	Positions Over Past Five Years
David Siegle, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2017; Managing Director and Equity Research Analyst of Wellington Management Company LLP; joined the firm in 2001

Trustees’ Approval of Sub-Advisory Agreements
With the exception of Transamerica International Growth, a discussion regarding the Board of Trustees’ renewal of each fund’s investment sub-advisory agreement is available in each fund’s annual report for the fiscal year ended October 31, 2017. With respect to Transamerica International Growth, a discussion regarding the Board of Trustees’ approval of the fund’s investment sub-advisory agreement will be available in the fund’s semi-annual report for the six-month period ended April 30, 2018.
Disclosure of Portfolio Holdings
A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Funds website at www.transamerica.com.
Fund Expenses
During times of market volatility or decline, assets of your fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in your fund’s Annual Fund Operating Expenses table under “Fees and Expenses” in this prospectus.
The “Other expenses” items in the Annual Fund Operating Expenses table for your fund include fees for custodial, legal, transfer agency, and, as applicable, sub-transfer agency services. “Other expenses” also include various other expenses applicable to each share class of your fund.
Sub-Transfer Agency Fees
Class I shares and Class R1 shares may pay sub-transfer agency fees of up to 0.10% and 0.15%, respectively, to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The other classes offered in this prospectus do not pay sub-transfer agency fees directly, but, the transfer agent may use its available resources to pay for sub-transfer agency services for any share class, including those that pay sub-transfer agency fees directly.

How To Contact the Funds

•	Customer Service: 1-888-233-4339
•	Internet: www.transamerica.com
•	Fax: 1-888-329-4339

Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945
Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105
The Following Information Applies to Class A, Class B, Class C, Class I, Class R, Class R1, Class R6 and Class T Shares (Class B Shares are Closed Except for Exchanges and Dividend and Capital Gains Reinvestment; Class T Shares are Closed to New Investors). Certain of the funds also offer other share classes in separate prospectuses.
Opening an Account

Fill out the New Account Application, which is available on our website. Transamerica Funds requires all applications to include an investment representative or an approved broker-dealer of record. An approved broker-dealer is one that is providing services under a valid dealer sales agreement with the funds’ distributor. If you are an institutional entity or an employee of Transamerica and its affiliates that qualifies for Class I share purchases, Transamerica may not require a broker-dealer on your application at the time the account is established.
IRAs and other retirement plan accounts require different applications, which you can request by calling Customer Service or by visiting our website at www.transamerica.com.
Federal regulations may require the fund to obtain, verify and record certain information from you and persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth (for an individual), permanent residential address or principal place of business and Social Security Number or Employer Identification Number. The fund may also ask to see other identifying documents. If you do not provide the information, the fund may not be able to open your account. Identifying information must be provided for each trader on an account. The fund may also place limits on account transactions while it is in the process of verifying your identity. If the fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the fund believes it has identified potentially criminal activity, the fund reserves the right to take action it deems appropriate or as required by law, which may include redeeming your shares and closing your account.
Additional shares may be purchased through a retirement plan’s administrator, record-keeper or financial service firm serving as an intermediary. There is no minimum investment for eligible retirement plans investing in Class R, R1 and R6 shares.
Minimum Investment
Class A, Class C and Class T Shares:
Type of Account	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
Regular Accounts	$1,000	$50
IRA, Roth IRA or Coverdell ESA	$1,000	$50
Employer-sponsored Retirement Plans (includes 403(b), SEP and SIMPLE IRA plans)	$1,000	$50
Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”)	$1,000	$50
Payroll Deduction and Automatic Investment Plans	$ 500	$50*

Class I Shares**:
Type of Account	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
Regular Accounts	$1,000,000	N/A
IRA, Roth IRA or Coverdell ESA	$1,000,000	N/A
Employer-sponsored Retirement Plans	Waived	N/A
Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”)	$1,000,000	N/A
Payroll Deduction and Automatic Investment Plans	$1,000,000	$ 50*
*	Minimum monthly per fund account investment.
Note: Transamerica Funds reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Omnibus accounts maintained on behalf of certain 401(k) and other retirement plans are not subject to these account minimum requirements. The minimums may be waived for certain employer-sponsored retirement plans under which the employee limits his or her salary deferral purchase to one fund account. There are no minimums for “wrap” accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or Transamerica Capital, Inc., and for investments made by a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code.
**	Class I shares are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the funds’ affiliates. The minimum investment for Class I shares is $1,000,000 per fund account, but will be waived for certain investors, including wrap accounts or fee-based programs, qualified retirement plans, certain endowment plans and foundations, financial intermediaries that submit trades on behalf of underlying investors, shareholders who received Class I shares in the conversion of Class P shares to Class I shares on February 10, 2012, Directors, Trustees and officers of any Transamerica-sponsored funds, and employees of Transamerica and its affiliates. The minimum initial investment on Class I shares is waived for investors investing through the Merrill Lynch fee-based advisory platform.
By Mail
•	Send your completed application and check made payable to Transamerica Fund Services, Inc.
Through an Authorized Dealer
•	The dealer is responsible for opening your account and providing Transamerica Funds with your taxpayer identification number.

Buying Shares

Investors may purchase shares of the funds at the “offering price” of the shares, which is the net asset value per share (“NAV”) plus any applicable initial sales charge. Please note that purchase requests initiated through an automated service that exceed $50,000 per day may be rejected and must be submitted by check or via bank wire.
Effective November 1, 2013, Class B shares were closed to new and existing investors except in the following circumstances:
•	Existing Class B Shareholders may continue to exchange their Class B shares for Class B shares of other funds, subject to the requirements described in the prospectus under “Shareholder Information – Exchanging Shares.”
•	Existing Class B Shareholders may continue to add to their accounts through dividend and capital gains reinvestments.
•	Existing Class B Shareholders may continue to hold their Class B shares until they automatically convert to Class A shares as provided in the existing conversion schedule set forth under “Shareholder Information – Choosing a Share Class.”
Please refer to the retirement plan documents for information on how to purchase Class R1 and R6 shares of the funds and any fees that may apply.
Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.
Shares of Transamerica International Small Cap Value are not available to new investors; only existing shareholders may purchase additional shares.
Transamerica Funds must receive your payment within three business days after your order is accepted.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege, without notice and regardless of size. Each fund reserves the right to discontinue offering any class of shares at any time, to liquidate any class of shares or merge any class of shares into another class of shares, or to cease investment operations entirely.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
By Check
•	Make your check payable and send to Transamerica Fund Services, Inc.

•	If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica fund(s) in which you wish to invest. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.
•	Redemption proceeds will be withheld for up to 10 calendar days from the date of purchase for funds to clear.
•	Transamerica Funds does not accept cash, money orders, traveler’s checks, credit card convenience checks, or starter checks without pre-printed information. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Funds. We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
•	If you are opening a new account, send your completed application along with your check.
By Automatic Investment Plan
•	With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.
By Telephone
•	You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website at www.transamerica.com for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.
Through an Authorized Dealer
•	If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.
By Internet
•	You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website at www.transamerica.com for information on how to establish an electronic bank link.
By Payroll Deduction
•	You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this option.
By Wire Transfer
•	You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:
State Street Bank and Trust Company, Boston, MA, ABA#011000028 Credit: Transamerica Funds Acct #00418533 Ref: Shareholder name, Transamerica fund and account numbers.
•	Shares will be purchased at the next determined public offering price after receipt of your wire if you have supplied all other required information.
Other Information
If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.
Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order, including, but not limited to, any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer.
Selling Shares

Shares may be sold (or “redeemed”) on any day the New York Stock Exchange is open for business. Proceeds from the redemption of shares will normally be sent to redeeming shareholders within three business days after receipt of a redemption request in good order, but in any event within seven days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, Transamerica Funds may postpone payment under certain circumstances, such as when the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC or authorized by law.
If you have recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the fund is reasonably satisfied that the check or electronic funds transfer has cleared (which may take up to ten calendar days). This delay may be avoided if you purchase shares by Federal Funds wire or certified check.
Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee for all shareholders. Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee.
The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.
Shares are redeemed at NAV, minus any applicable sales charge.
To request your redemption and receive payment:
Direct Deposit – ACH
•	You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.
Direct Deposit – Wire
•	You may request an expedited wire redemption in writing or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.
Check to Address of Record
•	Written Request – Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.
•	Telephone or Internet Request – You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.
Check to Another Party/Address
•	This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.
Systematic Withdrawal Plan (by Direct Deposit – ACH or Check)
•	You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP, or visit our website to obtain the appropriate form to complete.
Through an Authorized Dealer
•	You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.
Your Request to Sell Your Shares and Receive Payment May Be Subject to:
•	The type of account you have and if there is more than one shareholder.
•	The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.
•	A written request and original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.
•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.
•	Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
•	Redemption proceeds will be withheld for up to 10 calendar days from the date of purchase for funds to clear.

•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged.
Please see additional information relating to original signature guarantee later in this prospectus.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.
Involuntary Redemptions
Each fund reserves the right, to the fullest extent permitted by law, to close your account if the account value falls below the fund’s minimum account balance, including solely due to declines in NAV, or you are deemed to engage in activities that are illegal (such as late trading), activity that is believed to be detrimental to the fund (such as market timing), or other potential criminal or fraudulent activity.
Exchanging Shares

•	You may request an exchange in writing, by phone, or by accessing your account through the internet.
•	You can exchange shares in one fund for shares in the same class of another fund.
•	Class A, Class C and Class T shares minimum exchange to a new fund account is $1,000. This minimum is reduced to $500 per fund account if you elect to establish an AIP and invest a minimum of $50 per month, per fund account. If you want to exchange between existing fund accounts, the required minimum will be $50 per fund account.
•	Class I shares minimum exchange to a new fund account is $1,000,000 per fund account but will be waived for certain investors as outlined within the Minimum Investment Section.
•	An exchange is treated as a redemption of a fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus for that fund carefully.
•	If you exchange all your shares to a new fund, any active systematic plan that you maintain with Transamerica Funds will also carry over to this new fund unless otherwise instructed.
•	In certain circumstances, shares of one class of a fund may also be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information.
•	Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days’ written notice.
•	Transamerica Funds reserves the right to deny any exchange request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.
•	The minimum exchange amount may be waived with respect to transactions in omnibus accounts maintained on behalf of certain 401(k) and other retirement plans.
•	For Class R1 and R6 shares, if authorized by your plan, you can request an exchange of your shares in one fund for corresponding shares of another fund. Please refer to your plan’s documents for additional information. An exchange is treated as a redemption of a fund’s shares followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund you do not own, please read the prospectus of that fund.
•	Class T shares of Transamerica US Growth may be exchanged for only Class A shares of any Transamerica fund, other than Transamerica US Growth.
•	You may not exchange other classes of shares of the Transamerica Funds for Class T shares of Transamerica US Growth.
An exchange of shares in one fund for shares of another fund is considered a redemption followed by a purchase and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should consult your tax advisor before making an exchange.
Converting Shares
If you hold Class A, Class B, Class C, Class T or Class I2 shares and are eligible for purchase of Class I shares as described under the Minimum Investment section, you may be eligible to convert your Class A, Class B, Class C, Class T or Class I2 shares to Class I shares (or, under certain circumstances, convert to Class A shares) of the same fund, subject to the discretion of Transamerica Fund Services, Inc., to permit or reject such a conversion. If you hold Class I shares and are eligible to purchase Class R6 shares, you may be eligible to convert Class I shares to Class R6 shares of the same fund, subject to certain conditions. If you hold Class I shares and are eligible to purchase Class I2 shares, you may be eligible to convert Class I shares to Class I2 shares of the same fund, subject to certain conditions. If you hold Class A shares and are eligible to purchase Advisor Class shares, you may be eligible to convert Class A shares to Advisor Class shares, subject to certain conditions. Class I2 shares and Advisor Class shares are not offered in this prospectus. Please contact your financial adviser or Customer Service for conversion requirements and instructions.
A conversion between share classes of the same fund is a nontaxable event.
If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.
Choosing a Share Class

Individual investors can generally invest in Class A and Class C shares. The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.
If you are investing a large amount and/or plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class C shares if you plan to invest for a period of less than 5 years.
Transamerica Funds may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.
Information regarding sales charges can also be found (free of charge) on the Transamerica Funds website at https://www.transamerica.com/individual/what-we-offer/products/mutual-funds/.
Class A Shares – Front Load
With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.) Initial sales charges do not apply to Transamerica Government Money Market.
There are 12b-1 distribution and service fees of up to 0.25% per year.
If you are investing $1 million or more in a Transamerica Fund (other than Transamerica Short-Term Bond), you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% contingent deferred sales charge (“CDSC”), unless they were purchased through a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code with assets of $1 million or more and whose accounts are held through an omnibus or plan level arrangement, or through a “wrap” account or fee-based program for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI and did not receive an upfront commission (finder’s fee) the CDSC may be waived. In the event that you exchange Class A shares purchased in an amount of $1 million or more for shares of another fund, you will be charged the CDSC imposed by the fund into which you exchange your shares. The term of this CDSC will commence on the date that you initially purchase Class A shares of a Transamerica fund in an amount of $1 million or more.
If you invest $250,000 or more in Transamerica Short-Term Bond, you can purchase Class A shares without any sales charge. However, if you redeem any of these shares within the first 12 months after buying them, you will pay a 0.75% CDSC, unless they were purchased in a retirement plan or “wrap” account or fee-based program as described above and did not receive an upfront commission (finder’s fee). In the event that you exchange any of these shares for shares of another fund, you will be charged the CDSC imposed by the fund into which you exchange your shares. The term of this CDSC will commence on the date that you initially purchase Class A shares of Transamerica Short-Term Bond without any sales charge as described in this paragraph.
Sales charge (“load”) waivers may be available for eligible purchases made through financial intermediaries that offer Transamerica Funds Class A shares on a load-waived basis to certain investors in accordance with the intermediary’s policies and procedures. Sales charge waivers may also be available for certain employee benefits or retirement plans, other than employee benefits or retirement plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed.
Whether a sales charge waiver is available depends upon the policies and procedures of your brokerage firm or intermediary. Purchasers must notify their financial intermediary if they believe they are eligible for a discount or waiver before the placement of an order, and provide information requested by the financial intermediary. Not all financial intermediaries that sell the funds may offer any or all of the discounts or waivers. See the section Waivers and/or Reductions of Charges for further details.

Class B Shares – Back Load
Class B shares are closed to new and existing shareholders, except as provided in the “Buying Shares” section above.
Existing Class B shareholders may continue to hold their shares until they automatically convert to Class A shares after 8 years, as provided in the existing conversion schedule.
Existing Class B shareholders will be charged a CDSC upon redemption according to the table below:
Contingent Deferred Sales Charge – Class B Shares
Year after Purchasing	As a % of Dollar Amount (Subject to Change)
First	5%
Second	4%
Third	3%
Fourth	2%
Fifth	1%
Sixth and Later	0%
Class B shares automatically convert to Class A shares after eight years, lowering annual expenses after conversion.
Class C Shares – Level Load
With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year.
The maximum purchase order in Class C shares is $999,999.99.
Class T Shares – Front Load (Transamerica US Growth)
(Closed to new investors)
When you buy Class T shares of Transamerica US Growth, you pay an initial sales charge (the offering price includes the sales charge). You can reduce the sales charge percentage in the same ways that are described under Class A shares. Class T shares are not subject to annual 12b-1 distribution and service fees.
You pay no sales charge when you redeem Class T shares. As with Class A shares, if you pay no up-front sales charge because you are purchasing $1 million or more of Class T shares, you will pay a deferred sales charge of 1.00% if you redeem any of those shares within the first 24 months after buying them, unless they were purchased through a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code. The charge is assessed on an amount equal to the lesser of the then current market value or the original cost of the shares being redeemed. No sales charge is imposed on net asset value above the initial purchase.
Waivers of the sales charges are granted under certain conditions. Persons eligible to buy Class T shares at NAV may not impose a sales charge when they re-sell those shares.
Contingent Deferred Sales Charge
Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. Transamerica Funds will always use the first in, first out method to fulfill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.
Waivers and/or Reductions of Charges
You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. In addition, certain intermediaries may provide different sales charge discounts and/or waivers. These sales charge variations and the applicable intermediaries are described in an Appendix to this prospectus, “Waivers and Discounts Available from Intermediaries.” You should consult your broker or financial advisor or TAM for assistance.
Class A and Class T Sales Charge Reductions
You can lower the sales charge percentage in the following ways:
•	Substantial investments receive lower sales charge rates (see tables below).

•	The “rights of accumulation” allows you, your spouse and children under age 21 to include the value of your existing holdings in any class of shares of the Transamerica Funds to determine your Class A or Class T sales charge. Breakpoints are derived from the daily NAV at the market close, the current combined NAV value at the time of the purchase and the gross amount of the new purchase.
•	A Letter of Intent (“LOI”) allows you, your spouse and children under age 21 to count all share investments, up to a maximum of $1 million, in a Transamerica fund (except as noted below for Transamerica Short-Term Bond) over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges on your Class A or Class T investments. The 13 month period will begin on the date of your first purchase following the execution of your LOI. The market value of your existing holdings eligible to be aggregated as of the trading day immediately before the start of your LOI period will be credited toward satisfying your LOI. Purchases made at NAV after the establishment of your LOI (as a result of another waiver or sales charge reduction) shall not count toward meeting the amount stated in your LOI. Transamerica Funds will reserve a portion of your shares to cover any additional sales charge that may apply if your LOI amount is not met.
•	You may purchase shares of Transamerica Short-Term Bond pursuant to the LOI terms described above. However, an LOI for such purchases of Transamerica Short-Term Bond may be used only to aggregate investments in Transamerica Short-Term Bond up to a maximum of $250,000. Purchases of other Transamerica funds may not be aggregated with purchases of Transamerica Short-Term Bond for purposes of reaching the $250,000 threshold described in this paragraph. Additionally, purchases of Transamerica Short-Term Bond will not count towards satisfying the amount stated in your LOI for any other Transamerica fund.
•	By investing as part of a qualified group. An individual who is a member of a qualified group may purchase Class A or Class T shares at the reduced sales charge applicable to that group as a whole. A “qualified group” is one which has at least ten members; has been in existence for at least six months; has some purpose in addition to the purchase of mutual fund shares at a discount; has agreed to include fund sales publications in mailings to members; has arrangements made for access to the group which are satisfactory to Transamerica Funds’ transfer agent; has arrangements satisfactory to Transamerica Funds’ transfer agent established for verification that the group meets these requirements; and the group’s sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or a broker-dealer, clients of an investment manager or security holders of a company. Transamerica Funds reserves the right to waive the requirement that the group continue to meet the minimum membership requirement or the requirement that an investor continues to belong to the group in order to qualify for lower sales charges (but not to waive either of these requirements initially). To establish a group purchase program, both the group itself and each participant must complete an application. Please contact Customer Service (1-888-233-4339) for further information and assistance. Qualified group accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified group.
•	By investing in a SIMPLE IRA plan held by Transamerica Fund Services, Inc. with UMB Bank, N.A. as custodian, you and all plan participants will receive a reduced sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted toward a sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan.
•	Your Class I share investments may count toward a reduction of sales charge paid on Class A and Class T shares. You may be able to lower the sales charge percentage on Class A and Class T by requesting “rights of accumulation” or a “letter of intent”. If you would like to add one of these features to your Class A or Class T share account, please contact Customer Service.

Class A Share Quantity Discounts (all funds except Transamerica bond funds1)
Amount of Purchase*	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
Under $50,000	5.50%	5.82%
$50,000 to under $100,000	4.75%	4.99%
$100,000 to under $250,000	3.50%	3.63%
$250,000 to under $500,000	2.75%	2.83%
$500,000 to under $1,000,000	2.00%	2.04%
$1,000,000 and over	0.00%	0.00%

Class A Share Quantity Discounts (Transamerica bond funds[1] except Transamerica Short-Term Bond, Transamerica High Yield Muni and Transamerica Intermediate Muni)
Amount of Purchase*	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
Under $50,000	4.75%	4.99%
$50,000 to under $100,000	4.00%	4.17%
$100,000 to under $250,000	3.50%	3.63%
$250,000 to under $500,000	2.25%	2.30%
$500,000 to under $1,000,000	1.25%	1.27%
$1,000,000 and over	0.00%	0.00%

Class A Share Quantity Discounts (Transamerica High Yield Muni and Transamerica Intermediate Muni)
Amount of Purchase*	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
Under $50,000	3.25%	3.36%
$50,000 to under $100,000	2.50%	2.56%
$100,000 to under $250,000	2.00%	2.04%
$250,000 to under $500,000	1.50%	1.52%
$500,000 to under $1,000,000	0.75%	0.76%
$1,000,000 and over	0.00%	0.00%

Class A Share Quantity Discounts (Transamerica Short-Term Bond)
Amount of Purchase*	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
Under $250,000	2.50%	2.56%
$250,000 and over	0.00%	0.00%

Class T Share Quantity Discounts (Transamerica US Growth)
Amount of Purchase*	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
Under $10,000	8.50%	9.29%
$10,000 to under $25,000	7.75%	8.40%
$25,000 to under $50,000	6.25%	6.67%
$50,000 to under $75,000	5.75%	6.10%
$75,000 to under $100,000	5.00%	5.26%
$100,000 to under $250,000	4.25%	4.44%
$250,000 to under $500,000	3.00%	3.09%
$500,000 to under $1,000,000	1.25%	1.27%
$1,000,000 and over	0.00%	0.00%

[1]	Transamerica bond funds include Transamerica Dynamic Income, Transamerica Emerging Markets Debt, Transamerica Flexible Income, Transamerica Floating Rate, , Transamerica High Yield Bond, (Transamerica High Yield Muni, Transamerica Intermediate Muni Transamerica Inflation Opportunities, Transamerica Short-Term Bond and Transamerica Unconstrained Bond.
*	The transfer agent, Transamerica Fund Services, Inc. must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a purchaser acquires shares directly from Transamerica Funds, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a purchaser acquires shares through a dealer or other financial intermediary, he/she must inform his/her dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A or Class T shares of the funds that the purchaser has, directly with Transamerica Funds, or through other accounts with dealers or financial intermediaries. To substantiate a claim, it may be necessary for a purchaser to provide TFS or his/her dealer or other financial intermediary information or records regarding shares of Transamerica Funds held in all accounts (e.g., retirement plan accounts) of the purchaser directly with Transamerica Funds or with one or several dealers or other financial intermediaries, including to substantiate “rights of accumulation” accounts held by a spouse and children under age 21.
Waiver of Class A and Class T Initial Sales Charges
Class A and Class T shares may be purchased without a sales charge by:
•	Current and former trustees, directors, officers, and employees of Transamerica Funds and its affiliates; employees of Transamerica Funds sub-advisers; sales representatives and employees of dealers having a sales agreement with Transamerica Funds’ distributor, TCI; and any family members thereof;
•	Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons;
•	“Wrap” accounts or fee-based programs for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI;
•	Employer-sponsored retirement plans described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code with assets of $1 million or more and whose accounts are held through an Omnibus or plan level arrangement;
•	Retirement plans described in Section 401(a), 401(k), 401(m), 403(b), or 457 of the Internal Revenue Code whose accounts are held through an Omnibus or plan level arrangement that purchased Class A shares without a sales charge prior to August 31, 2007;
•	Other retirement plans that purchased Class A shares without a sales charge prior to April 28, 2006;
•	Other retirement plans whose accounts are held through an arrangement with Morgan Stanley & Co. Incorporated;
•	Other retirement plans whose accounts are held through an arrangement with Ascensus (formerly BISYS Retirement);
•	Other retirement plans whose accounts are held through an arrangement with Sammons Financial NetworkSM LLC.
•	Other retirement plans, non-qualified brokerage accounts, and other accounts that are opened through an arrangement with Transamerica Retirement Advisors, Inc., Transamerica Retirement Solutions Corporation, Transamerica Investors Securities Corporation or Clark Consulting, LLC;
•	Other individual retirement accounts held in the Merrill Lynch Investor Choice Annuity (IRA Series) with Transamerica Advisors Life Insurance Company and Transamerica Financial Life Insurance Company; and
•	Certain financial intermediaries who have entered into an agreement with Transamerica Capital, Inc. to offer shares to self-directed investment brokerage accounts or on self-directed platforms that may or may not charge a transaction fee to their customers.
Investments by the retirement plan accounts mentioned above are not eligible to be counted under a rights of accumulation or letter of intent sales charge reduction or waiver with accounts other than accounts in the retirement plan.
Any person listed above (including retirement plan accounts and retirement plans) who requests a waiver of sales charges must provide adequate information to his/her broker-dealer or other financial intermediary or the funds’ distributor to substantiate such request.
Persons eligible to buy Class A and Class T shares at NAV may not impose a sales charge when they re-sell those shares.
Waiver of Class A, Class C and Class T Contingent Deferred Sales Charges
You will not be assessed a sales charge in the following situations:
•	Following the death of the shareholder on redemptions from the deceased person’s account only. If this deceased person’s account is re-registered to another name, sales charges would continue to apply to this new account. The transfer agent will require satisfactory proof of death before it determines to waive the CDSC fee.
•	Following the total disability of the shareholder (as determined by the Social Security Administration — applies only to shares held at the time the disability is determined). The transfer agent will require satisfactory proof of disability before it determines to waive the CDSC fee.
•	On redemptions made under Transamerica Funds’ systematic withdrawal plan (may not exceed an annualized 12% of the account value per fund on the day the systematic withdrawal plan was established).
•	If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.
•	For clients of broker-dealers that redeem Class C shares for which the selling broker-dealer was not paid an up-front commission by TCI.

Information on sales charge reductions and/or waivers can also be found (free of charge) on the Transamerica Funds website at https://www.transamerica.com/individual/what-we-offer/products/mutual-funds/.
The Following Information Applies to Class R1 and R6 Shares
Class R1 and R6 Availability
Class R1 and R6 shares of the funds are intended for purchase by participants in certain retirement plans described below and under the following conditions:
•	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).
•	Class R1 and R6 shares are available only to eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
•	The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R1 and R6 shares in certain investment products or programs.
The financial service firm serving as an intermediary can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts or to obtain an application to participate in a plan, participants should contact their financial service firm serving as an intermediary, employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee charges and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the return of investments in Class R1 and R6 shares of the funds.
Opening an Account and Purchasing Shares
Eligible retirement plans generally may open an account and purchase Class R1 and R6 shares by contacting any broker, dealer or other financial service firm authorized to sell Class R1 and R6 shares of the funds. Additional shares may be purchased through a retirement plan’s administrator, record-keeper or financial service firm serving as an intermediary. There is no minimum initial investment for Class R1 and R6 shares.
Please refer to the retirement plan documents for information on how to purchase Class R1 and R6 shares of the funds and any fees that may apply.
Transamerica Funds must receive your payment within three business days after your order is accepted.
Selling Shares
If you own Class R1 and R6 shares, please refer to the retirement plan documents for information on how to redeem those shares of the funds.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.
Exchanging Shares
For Class R1 and R6 shares, if authorized by your plan, you can request an exchange of your shares in one fund for the same class of shares of another fund. Please refer to your plan’s documents for additional information. An exchange is treated as a redemption of a fund’s shares followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund you do not own, please read the prospectus of that fund.

Features and Policies

Checkwriting Service (For Class A and I shares of Transamerica Government Money Market only)
If you would like to use the checkwriting service, mark the appropriate box on the application or authorization form. Your Transamerica Government Money Market fund account must have a minimum balance of $1,000 to establish check writing privileges. The fund will send you checks when it receives these properly completed documents, and your check has cleared the up to 10 calendar day holding period. Checks must be written for at least $250, or, a $10 service fee will be assessed to your account. Investments made by check or ACH must have been in your account for at least 15 calendar days before you can write checks against them. A service fee of $10 applies for those checks written under $250. When the check is presented for payment, the fund will redeem a sufficient number of full and fractional shares in your account at that day’s net asset value to cover the amount of the check. Checks presented against your account in an amount that exceeds your available balance will be returned for “insufficient funds”, and your account will incur a $20 service fee. Due to dividends accruing on your account, it is not possible to determine your account’s value in advance so you should not write a check for the entire value or try to close your account by writing a check. A stop payment on a check may be requested for a $20 service fee. The payment of funds is authorized by the signature(s) appearing on the Transamerica Funds application or authorization form. Each signatory guarantees the genuineness of the other signatures.
The use of checks is subject to the rules of the Transamerica Funds designated bank for its checkwriting service. Transamerica Funds has chosen UMB Bank, N.A. as its designated bank for this service. UMB Bank, N.A., or its bank affiliate (the Bank), is appointed agent by the person(s) signing the Transamerica Funds application or authorization form (the Investor(s)) and, as agent, is authorized and directed upon presentment of checks to the Bank to transmit such checks to Transamerica Funds as requests to redeem shares registered in the name of the Investor(s) in the amounts of such checks.
This checkwriting service is subject to the applicable terms and restrictions, including charges, set forth in this prospectus. The Investor(s) agrees that he/she is subject to the rules, regulations, and laws governing check collection including the Uniform Commercial Code as enacted in the state of Missouri, pertaining to this checkwriting service, as amended from time to time. The Bank and/or Transamerica Funds has the right not to honor checks presented to it and the right to change, modify or terminate this checkwriting service at any time.
The checkwriting service is not available for IRAs, Coverdell ESAs, qualified retirement plans or Class B, Class C, or Class R shares of Transamerica Government Money Market.
Shareholders who previously had checkwriting privileges in Transamerica Government Money Market Class P and received Transamerica Government Money Market Class I shares as a result of the conversion of Class P shares to Class I shares on February 10, 2012 may continue to utilize their checkwriting privileges in Class I.
Customer Service
Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamerica.com.
You may also send instructions by mail, by fax, or by using our automated phone system at 1-888-233-4339.
Uncashed Checks Issued on Your Account
If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the NAV next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the original funds that you held, for example, if a fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in Transamerica Government Money Market.
Minimum Dividend Check Amounts
To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

Minimum Account Balance
Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:
Account Balance (per fund account)	Fee Assessment (per fund account)
If your balance is below $1,000 per fund account, including solely due to declines in NAV	$25 annual fee assessed, until balance reaches $1,000
No fees will be charged on:
•	accounts opened within the preceding 12 months
•	accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)
•	accounts owned by an individual that, when combined by Social Security Number, have a balance of $5,000 or more
•	accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more
•	accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements
•	UTMA/UGMA accounts (held at Transamerica Funds)
•	UMB Bank, N.A. Custodial Accounts (held at Transamerica Funds)
•	Coverdell ESA accounts (held at Transamerica Funds)
•	Omnibus and Network Level 3 accounts
While there is currently no minimum account size for maintaining a Class I share account, the funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.
Telephone Transactions
Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.
Retirement and ESA UMB Bank, N.A. Account Maintenance Fees
Retirement plan and Coverdell ESA UMB Bank, N.A. accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’ value per Social Security Number is more than $50,000.
An A share account that holds shares converted from a B-share account shall be considered as part of the original B share account for purposes of this fee.
Professional Fees
Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.
Signature Guarantee
An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. For certain requests, a notary may be accepted.
An original signature guarantee is typically required if any of the following is applicable:
•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.

•	You would like your redemption proceeds wired to a bank account other than a bank account of record.
•	You are adding or removing a shareholder from an account.
•	You are changing ownership of an account.
•	When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.
•	Transactions requiring supporting legal documentation.
The funds reserve the right to require an original signature guarantee or a notary under other circumstances or to reject or delay a redemption on certain legal grounds.
An original signature guarantee or notary may be refused if any of the following is applicable:
•	It does not appear valid or in good form.
•	The transaction amount exceeds the surety bond limit of the signature guarantee.
•	The guarantee stamp has been reported as stolen, missing or counterfeit.
Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee with prior approval from Transamerica. Contact Transamerica for additional details.
Note:  For certain maintenance and non-financial requests, Transamerica Funds may require a Signature Validation Program Stamp for your protection. When an institution provides a Signature Validation Program Stamp, it assures Transamerica Funds that the signature and instructions are yours and that you have the authority to provide the instruction(s) contained within the request.
Electronic Signatures
Transamerica may accept electronic signatures in certain circumstances. Please contact Customer Service (1-888-233-4339) to see if you are eligible for this feature.
Paperless Legal Program
Transamerica may accept requests to transfer or redeem accounts having an original signature guarantee without the necessity to include additional legal documentation. The shareholder should contact their signature guarantor regarding all documentation that may be required to obtain an original signature guarantee.
Employer Sponsored Accounts
If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)
E-Mail Communication
As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all account specific requests be submitted only via telephone, mail or fax.
Reinvestment Privilege (Does not apply to Class I shares)
Within a 90-day period after you sell your shares, you have the right to “reinvest” your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any CDSC you paid on your shares will be credited to your account. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.
You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge.
Statements and Reports
Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of the prior year’s income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.
eDelivery
By enrolling in eDelivery, you are notified via e-mail when shareholder documents are available for viewing on our website such as account statements, financial transaction confirmations, prospectuses, tax forms, and annual and semi-annual reports. With eDelivery, you can save time by receiving e-mail notifications days before documents might be received through the postal service; reduce clutter by reducing the amount of paper for filing, shredding, or recycling; lower environmental impact by cutting paper waste and transportation requirements; and enjoy added security by accessing your information electronically through our secure website link.
Once your account is established, visit our website at www.transamerica.com. Click on “Login,” select “Mutual Funds” from the drop down menu, select “Individual Investor” and log into your account. When you have logged into your account, select the “Electronic Delivery” option and follow the simple enrollment steps provided.
Right to Terminate or Suspend Account Privileges
The fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the fund’s policy to detect and deter frequent purchases, redemptions and exchanges, the fund may review and consider the history of frequent trading activity in all accounts in the Transamerica Funds known to be under common ownership or control. The fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the fund determines, in the exercise of its discretion, has engaged in such trading activity.
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.
The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.
While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements.
The funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by the capabilities of operational and information systems. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.
Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.
Reallocations in underlying series of Transamerica Funds by an Asset Allocation Fund that invests in other series of Transamerica Funds in furtherance of a fund’s objective are not considered to be market timing or excessive trading.

Additional Information
This prospectus and the SAI provide information concerning the funds that you should consider in determining whether to purchase shares of a fund. A fund may make changes to this information from time to time. Each fund’s investment objective may be changed by the Board without shareholder approval. Each fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the SAI.
A fund that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities suggested by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights of any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
The funds enter into contractual arrangements with various parties, including the funds’ investment manager, who provides services to the funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
To the extent authorized by law, the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for customers, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us. Individual states may have their own requirements. For more information regarding escheatment and unclaimed property in your state, ask your salesperson or visit your financial intermediary’s website.
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the funds until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the transaction amount (in dollars, shares or percentage terms); the names, fund and account number(s) and allocations to and/or from the fund accounts affected by the requested transaction; the signatures of all owners (exactly as registered on the account) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents and signature guarantees. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect any purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. “Received” or receipt in good order generally means that everything necessary must be received by the funds, at our mailing address specified in this prospectus. We reserve the right to reject electronic transactions that do not meet our requirements.
Pricing of Shares

How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of all funds (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus any applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the Asset Allocation Funds are received and accepted. For purchases of shares of the Asset Allocation Funds through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Asset Allocation Funds.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

Distribution of Shares

Distributor
Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202 underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. TCI is an affiliate of the investment manager and the funds.
The funds may pay TCI, or its agent, fees for its services. Of the distribution and service fees it usually receives for Class A and B shares, TCI, or its agent, may reallow or pay to brokers or dealers who sold them 0.25% of the average daily net assets of those shares. In the case of Class C, R, R1 and R6 shares, TCI, or its agent, reallows or pays to brokers, dealers or intermediaries its entire fee to those entities who sold them.
Distribution Plan
Each fund has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940 (the “Plan”) for each class of shares (except Class I, Class R6 and Class T Shares).
The Plan permits the use of fund assets to pay distribution and service fees for the sale and distribution of its shares. These fees are used to pay TCI, broker-dealers, financial intermediaries and other professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses.
Under the Plan, each fund pays the following distribution and service fees (as a percentage of the fund’s average daily net assets):
•	Class A Shares – Up to 0.25% (Transamerica High Yield Muni and Transamerica Intermediate Muni will waive 0.10% of the 0.25% 12b-1 fee on Class A shares through March 1, 2019)
•	Class B Shares – Up to 1.00%
•	Class C Shares – Up to 1.00% (Transamerica High Yield Muni and Transamerica Intermediate Muni will waive 0.25% of the 1.00% 12b-1 fee on Class C shares through March 1, 2019)
•	Class R and Class R1 Shares – Up to 0.50%
Because these fees are paid out of each fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Even though Class B and C shares do not carry up-front sales loads, the higher distribution and service fees payable by those shares under the Rule 12b-1 Plan, may over time, be higher than the total fees paid by owners of Class A shares.
Other Distribution and Service Arrangements
TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.
TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of the funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, the funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.
TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to unaffiliated brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related distribution or shareholder servicing activities. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the funds.
Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or fund shareholders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a fund on a sales list or mutual fund trading platform, including a preferred or select sales list or trading platform, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI, TAM and the other parties making these payments generally assess the advisability of continuing making these payments periodically.
These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation based on sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales for a particular period; (ii) as a percentage of gross or net assets under management; (iii) as a fixed or negotiated flat fee dollar amount; or (iv) based on a combination of any of these methods. These payments are made on a periodic basis, such as monthly or quarterly. During 2017, in general, payments calculated as a percentage of sales ranged from 10 basis points (0.10%) to 45 basis points (0.45%), payments calculated as a percentage of assets under management ranged from 3 basis point (0.03%) to 15 basis points (0.15%), and flat annual fees ranged from $50,000 to $500,000, which included at times payments for a series of meetings and/or events of other broker-dealers and banks.
As of December 31, 2017, TCI had revenue sharing agreements with approximately 50 brokers and other financial intermediaries. Some of the most significant intermediaries were: Ameriprise Financial Services, Inc.; AXA Advisors, LLC; Centaurus Financial, Inc.; Cetera Financial Group; Morgan Stanley Wealth Management; Hantz Financial Services, Inc.; LPL Financial; National Planning Holdings; Raymond James and Associates; Raymond James Financial Services; UBS Financial Services, Inc.; US Bancorp Investments, Inc.; and Wells Fargo Advisors, LLC. For the calendar year ended December 31, 2017, TCI paid approximately $29 million to various brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2018, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.
For the same period, TCI received revenue sharing payments totaling approximately $2.9 million from various financial services firms for their participation in functions, events and meetings sponsored by TCI. Some of the most significant firms were: American Century; American Funds; Aegon USA Investment Management, LLC; Barrow, Hanley, Mewhinney & Strauss, LLC; Belle Haven Investments L.P.; BlackRock Investment Management, LLC; Fidelity Investments; Franklin Templeton; Janus Capital Management LLC; JP Morgan Asset Management; Kayne Anderson Capital Advisors L.P.; Legg Mason Global Asset Allocation, LLC; MFS Investment Management; Milliman Financial Risk Management LLC; Morgan Stanley Investment Management; Morningstar Investment Management LLC; OppenheimerFunds, Inc.; Pacific Investment Management Company LLC; PineBridge Investments LLC; Pioneer Investments; RidgeWorth; Rockefeller & Co, Inc.; Schroder Investment Management; Systematic Financial Management L.P.; Thompson, Siegel & Walmsley LLC; Vanguard; and Wellington Management Company LLP.
As of December 31, 2017, TAM made revenue sharing payments to approximately six financial intermediaries with respect to the funds, the most sizeable of which were to TCI and Transamerica Retirement Solutions Corporation. For the same period, TAM did not receive any revenue sharing payments from financial services firms.
TAM also serves as investment manager to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates make revenue sharing payments to, or receive revenue sharing payments from, affiliates of certain underlying unaffiliated funds within Transamerica insurance products for the provision of services to investors and distribution activities. These amounts are in addition to any revenue sharing programs described above with respect to mutual fund distributors. A financial intermediary may receive both mutual fund-related and insurance-related revenue sharing payments.
In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)
Also, TAM pays, out of its own assets, a “trail” fee to financial intermediaries for servicing and maintenance of accounts of Class T shareholders in Transamerica US Growth in an amount equal, on an annual basis, up to 0.10% of average daily net assets held by such Class T shareholders.
From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also, to the extent permitted by applicable law, pay non-cash compensation or revenue sharing to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) ad hoc sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law. TCI and TAM may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries. Such non-cash compensation is in addition to the overall revenue sharing arrangements described above.

The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.
Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this prospectus and the SAI. A shareholder should ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates and fund sub-advisers to the extent the payments result in more assets being invested in the funds on which fees are being charged.
Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment manager or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.
Class I shares of the funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with Transamerica Funds on behalf of their customers. Service agents may impose additional or different conditions than Transamerica Funds on purchases, redemptions or exchanges of fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees or other amounts in connection with purchases, sales and redemptions of fund shares in addition to any fees charged by Transamerica Funds. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom Transamerica Funds may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize TAM’s investment management services or invest in the funds or in other products sponsored by TAM and its affiliates.

Distributions and Taxes

Dividends and Distributions
Each fund intends to distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. Each fund generally pays any distributions of net capital gains annually.
Each fund generally pays any dividends from net investment income annually, except the following:
Fund	Pay quarterly dividends	Pay monthly dividends	Declare dividends daily and pay monthly
Transamerica Asset Allocation-Conservative Portfolio	X
Transamerica Bond	X
Transamerica Dividend Focused	X
Transamerica Dynamic Income		X
Transamerica Emerging Markets Debt	X
Transamerica Flexible Income			X
Transamerica Floating Rate			X
Transamerica Government Money Market			X
Transamerica High Yield Bond			X
Transamerica High Yield Muni			X
Transamerica Inflation Opportunities		X
Transamerica Intermediate Muni			X
Transamerica MLP & Energy Income	X
Transamerica Multi-Managed Balanced	X
Transamerica Large Cap Value	X
Transamerica Short-Term Bond			X
Transamerica Strategic High Income	X
Transamerica Unconstrained Bond			X
If necessary, each fund may make distributions at other times as well.
Taxes on Distributions in General
A fund will not generally have to pay income tax on amounts it distributes to shareholders. Shareholders will generally be taxed on distributions (other than exempt-interest dividends paid by Transamerica High Yield Muni and Transamerica Intermediate Muni and any distributions treated as a return of capital), whether such distributions are paid in cash or reinvested in additional shares.
The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:
•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains, generally at rates of up to 20%, regardless of how long the shareholders have held their shares.
•	Distributions reported as paid from a fund’s “qualified dividend income” may be taxable to shareholders as qualified dividend income at rates of up to 20%. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order for the shareholder to obtain the benefit of the tax rates applicable to qualified dividend income.
•	Distributions from tax-exempt interest income earned by Transamerica High Yield Muni and Transamerica Intermediate Muni, called “exempt-interest dividends,” are exempt from regular federal income tax and, in general, are not tax preference items for purposes of the federal alternative minimum tax (the “AMT”).
•	Distributions in excess of a fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss) that will be recognized on a subsequent sale or exchange of the shares.
•	Other distributions generally will be taxed at ordinary income tax rates.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends (other than exempt-interest dividends), interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
If a fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.
Each fund in which you invest will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of a fund shortly before it makes a taxable distribution (other than regular monthly distributions paid by Transamerica Floating Rate or Transamerica Short-Term Bond), the distribution will be generally taxable to you even though it may effectively represent a return of a portion of your investment. This is known as “buying a dividend.”
Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income, even if the distribution is wholly or in part attributable to exempt-interest dividends received by the tax-deferred account. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.
Funds that invest in other funds (“asset allocation funds”) may recognize income on distributions from underlying funds in which they invest and may also recognize gains and losses if they redeem or sell shares in underlying funds. Distributions of net capital gains or qualified dividend income of either the asset allocation funds or underlying funds will generally be taxed at long-term capital gain rates of up to 20% when distributed to noncorporate shareholders of the asset allocation funds. Other distributions, including short-term capital gains, generally will be taxed as ordinary income. The structure of such asset allocation funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.
Taxes on the Sale or Exchange of Shares
If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.
Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.
Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.
Withholding Taxes
A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you (including exempt-interest dividends) if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (the “IRS”) that you are subject to backup withholding.
The backup withholding rate is currently 24%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.
Non-Resident Alien Withholding
Dividends and certain other payments (but not distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. The 30% withholding described in this paragraph will not be imposed on any dividends reported as interest-related dividends or as short-term capital gain dividends. Each fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty.

If you are a Non-U.S. Person, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Additionally, those shareholders will need to provide an appropriate tax form (e.g., Form W-8BEN) and documentary evidence and letter of explanation.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions (but not distributions of exempt-interest dividends) payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a fund. More information is provided in the SAI of the funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the funds.

List and Description of Certain Underlying Funds

This section lists the underlying funds in which some or all of the Asset Allocation Funds may invest and describes those that are not otherwise discussed in this prospectus. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying funds is contained in these underlying funds’ prospectuses, available at www.transamerica.com.
Fund Name	Transamerica Asset Allocation-Conservative Portfolio	Transamerica Asset Allocation-Growth Portfolio	Transamerica Asset Allocation-Moderate Growth Portfolio	Transamerica Asset Allocation-Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Bond	X		X	X	X
Transamerica Capital Growth	X	X	X	X	X
Transamerica Concentrated Growth	X	X	X	X	X
Transamerica Core Bond	X		X	X	X
Transamerica Developing Markets Equity	X	X	X	X	X
Transamerica Dividend Focused	X	X	X	X	X
Transamerica Emerging Markets Debt	X		X	X	X
Transamerica Emerging Markets Equity	X	X	X	X	X
Transamerica Event Driven	X	X	X	X	X
Transamerica Flexible Income	X		X	X	X
Transamerica Floating Rate	X		X	X	X
Transamerica Global Equity	X	X	X	X	X
Transamerica Global Multifactor Macro	X	X	X	X	X
Transamerica Global Real Estate Securities	X	X	X	X	X
Transamerica Government Money Market	X	X	X	X	X
Transamerica Growth	X	X	X	X	X
Transamerica High Yield Bond	X		X	X	X
Transamerica High Yield Muni	X	X	X	X	X
Transamerica Inflation Opportunities	X		X	X	X
Transamerica Intermediate Bond	X		X	X	X
Transamerica Intermediate Muni	X	X	X	X	X
Transamerica International Equity	X	X	X	X	X
Transamerica International Growth	X	X	X	X	X
Transamerica International Small Cap	X	X	X	X	X
Transamerica International Small Cap Value	X	X	X	X	X
Transamerica Large Cap Value	X	X	X	X	X
Transamerica Long/Short Strategy	X	X	X	X	X
Transamerica Managed Futures Strategy	X	X	X	X	X
Transamerica Mid Cap Growth	X	X	X	X	X
Transamerica Mid Cap Value	X	X	X	X	X
Transamerica Mid Cap Value Opportunities	X	X	X	X	X
Transamerica MLP & Energy Income	X	X	X	X	X
Transamerica Multi-Cap Growth	X	X	X	X	X
Transamerica Multi-Managed Balanced	X	X	X	X	X
Transamerica Short-Term Bond	X		X	X	X
Transamerica Small Cap Core	X	X	X	X	X
Transamerica Small Cap Growth	X	X	X	X	X
Transamerica Small Cap Value	X	X	X	X	X
Transamerica Small/Mid Cap Value	X	X	X	X	X
Transamerica Strategic High Income	X		X	X	X

Fund Name	Transamerica Asset Allocation-Conservative Portfolio	Transamerica Asset Allocation-Growth Portfolio	Transamerica Asset Allocation-Moderate Growth Portfolio	Transamerica Asset Allocation-Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Total Return	X		X	X	X
Transamerica Unconstrained Bond	X		X	X	X
Transamerica US Growth	X	X	X	X	X
Transamerica Core Bond
Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds, including (without limitation):
•	U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
•	Medium- to high-quality corporate bonds
•	Mortgage-backed securities, including U.S. agency and non-agency pass through and collateralized mortgage obligations (“CMOs”)
•	Asset-backed securities
•	Commercial mortgage-backed securities (“CMBS”)
Generally, such bonds will have intermediate to long maturities.
To a lesser extent, the fund may invest in:
•	U.S. dollar-denominated foreign bonds
•	Short-term securities, including agency discount notes, commercial paper and money market funds
The fund may invest in bonds and other debt securities that are rated in the lowest investment grade category (commonly known as “junk” bonds). The fund’s average weighted maturity will ordinarily range between four and 12 years. The sub-adviser analyzes four major factors in managing and constructing the fund’s portfolio: duration, market sector, maturity concentrations and individual securities. The sub-adviser looks for market sectors and individual securities that it believes will perform well over time. The sub-adviser is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. The fund may use futures contracts, options, swaps and other derivatives as tools in the management of fund assets. The fund may use derivatives as a substitute for various investments, to alter the investment characteristics of the fund, for risk management and/or to increase income or gain to the fund.
Transamerica Developing Markets Equity
Principal Investment Strategies: The fund’s sub-adviser, OppenheimerFunds, Inc. (the “sub-adviser”), mainly invests in common stocks of issuers in developing and emerging markets throughout the world. The sub-adviser invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are economically tied to one or more emerging market countries. The fund will normally invest in at least three different emerging market countries. The fund may have significant investments in one or more countries. The fund can (but is not required to) invest up to 100% of its total assets in foreign securities. The fund focuses on companies with above-average earnings growth.
In selecting investments for the fund, the sub-adviser evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record, and capital structure, operations, product development, and competitive position in its industry. The sub-adviser also looks for newer or established businesses that are entering into a growth cycle, have the potential for accelerating earnings growth or cash flow, and possess reasonable valuations. The sub-adviser considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The sub-adviser may invest in growth companies of different capitalization ranges in any developing market country. This may include small, unseasoned companies. The sub-adviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.
In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries and stock markets with similar characteristics. For purposes of the fund’s investments, a determination that an issuer is economically tied to a developing market country is based on factors including, but not limited to, geographic location of its primary trading markets, location of its assets, its domicile or its principal offices, or whether it receives revenues from a developing market. Such a determination can also be based, in whole or in part, on inclusion of an issuer or its securities in an Index representative of developing or emerging markets.
The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.
The fund may purchase American Depositary Shares (“ADSs”) as part of American Depositary Receipt (“ADR”) issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks that apply to foreign securities traded and held abroad.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Transamerica Global Multifactor Macro
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC (the “sub-adviser”), pursues the fund’s investment objective by investing globally across a wide range of asset classes, including equities, fixed income, currencies and commodities. The fund may take both “long” and “short” positions in each of the asset classes using derivative instruments. The sub-adviser generally expects that the fund will have exposure in long and short positions across four major asset classes (commodities, currencies, fixed income and equities), but at any one time the fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
The fund obtains exposure to asset classes primarily through derivative instruments, such as forwards and futures contracts, options and swaps, including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures, equity swaps, options, global developed and emerging market currency forwards and futures, commodity futures and swaps, global developed and emerging market fixed income futures, and bond and interest rate futures and swaps (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments. The fund may also gain asset class exposures through direct investments.
The fund has the flexibility to shift its allocation across asset classes and markets around the world, including emerging markets, based on the sub-adviser’s assessment of their relative attractiveness. Under normal market conditions, the fund invests at least 40% of its assets (or, if conditions are not favorable, at least 30% of its assets) outside of the U.S. through direct investments, the Instruments or depositary receipts (“Foreign Securities”). The fund’s portfolio normally will be composed of investments that are economically tied to no less than three different countries, including the United States. Foreign Securities may include foreign currencies and interest rates, sovereign debt, equity indices representing countries other than the United States and through exposure to companies (i) organized or located outside the United States, (ii) whose primary trading market is located outside the United States or (iii) doing a substantial amount of business outside the United States, which the fund considers as a company that derives at least 50% of its revenue from business outside the United States or has at least 50% of its assets outside the United States.
The sub-adviser allocates among the different asset classes based on their assessed contribution to the fund’s risk budget—i.e., the targeted level of risk or volatility. The allocation process allows the sub-adviser to make tactical risk adjustments while maintaining long-term strategic risk weights. Within each asset class, approximately 50% of the fund’s target risk is expected to be allocated based on the macroeconomic indicators, and the remaining 50% of target risk is expected to be allocated based on the value, momentum, and carry indicators discussed below. These relative weights, and the relative weights to each of the value, momentum and carry indicators, can vary depending on market conditions.
The sub-adviser will use quantitative and qualitative methods to assess the level of risk (i.e., volatility of return) for the fund. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The sub-adviser, on average, will target an annualized volatility level for the fund of 8%. The sub-adviser expects that the fund’s targeted annualized forecasted volatility will typically range between 4% and 12%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
The fund may take a long or short position in an Instrument. The owner/holder of a “long” position in an Instrument will benefit from an increase in the price of the underlying security or instrument. The owner/holder of a “short” position in an Instrument will benefit from a decrease in the price of the underlying security or instrument. The fund goes long Instruments deemed overall attractive, and short Instruments deemed overall unattractive. When there is strong agreement among the indicators of attractiveness discussed below, the long or short position in an Instrument or asset class will generally be given a greater weighting in the portfolio, while conflicting indicators will generally result in a lesser weighting. Individual investments are bought or sold in accordance with periodic re-ranking and rebalancing, the frequency of which is expected to vary depending on the sub-adviser’s assessment of the investment’s attractiveness and global market conditions.
The sub-adviser uses a bottom up systematic process that considers four primary indicators of attractiveness in determining whether to take a long and/or short position in an asset class through a direct investment or an Instrument: macroeconomic data, value, momentum, and carry.
Macroeconomic Data: The sub-adviser seeks to evaluate the impact of macroeconomic news and macroeconomic trends on the attractiveness of Instruments and asset classes around the world. Macroeconomic themes considered include, but are not limited to, business cycles, international trade, monetary policy, investor sentiment and asset-specific fundamentals.
The evaluation of macroeconomic attractiveness includes both quantitative and qualitative components.
•	Quantitative analysis measures an Instrument’s attractiveness based on the current level and historical evolution of key macroeconomic measures. These measures include, but are not limited to, growth and inflation forecasts, demand for exports, central bank actions and equity market performance.
•	Qualitative input adds a perspective not available through quantitative analysis. These considerations include, but are not limited to, the sub-adviser’s assessment of fiscal and monetary policy, trade policy, geo-political risks and supply and demand conditions.
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The fund will seek to buy assets that are cheap and sell those that are expensive relative to similar investments globally and relative to their historical averages. Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term, seeking to capture the tendency that an asset’s recent performance will continue in the near future. The fund will seek to buy assets that recently outperformed and sell those that recently underperformed relative to similar investments globally and relative to their historical averages. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The fund will seek to buy high-yielding assets and sell low-yielding assets relative to similar investments globally and relative to their historical averages. An example of carry measures includes using interest rates to select currencies and bonds.
The sub-adviser generally expects that the fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets over any given market cycle; however, the fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.
A significant portion of the fund’s assets may be invested directly or indirectly in short-term investments, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the fund takes and also earn income for the fund. While the fund normally does not engage in any direct borrowing, leverage is implicit in the futures and other derivatives it trades. The fund’s returns may be volatile due to the significant use of Instruments that have a leveraging effect.
The fund generally intends to gain exposure to commodities by investing up to 25% of its total assets in the Subsidiary. The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities, commodity index-linked securities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary may also invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for its derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. The Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in derivatives that are applicable to the fund’s transactions in derivatives.
The fund may invest in exchange traded funds or exchange traded notes.
The fund is non-diversified.

Transamerica Global Real Estate Securities
Principal Investment Strategies: Under normal conditions, the fund’s sub-adviser, CBRE Clarion Securities LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are principally engaged in the real estate industry. The sub-adviser considers issuers principally engaged in the real estate industry to be companies that derive their intrinsic value from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities. Under normal market conditions, the fund invests at least 40% of its assets (or, if conditions are not favorable, at least 30% of its assets) in non-U.S. issuers directly or through depositary receipts. The fund's portfolio normally will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. As a general matter, the sub-adviser intends to invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”).
The sub-adviser may engage in frequent and active trading of fund investments to achieve the fund’s investment objective. The fund does not directly invest in real estate.
This fund is non-diversified.
Transamerica Intermediate Bond
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed income securities. The fund’s portfolio weighted average duration will typically range from 3 to 10 years. The fund may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fund’s investments may include debt securities of foreign issuers, including emerging market debt securities. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund’s sub-adviser.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine sector, security, yield curve, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Transamerica International Small Cap
Principal Investment Strategies: The fund’s sub-adviser, Schroder Investment Management North America Inc. (the “sub-adviser”), together with its affiliate, Schroder Investment Management North America Limited, under normal circumstances, invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies (currently considered by the sub-adviser to be those with market capitalizations, based on the number of shares readily available in the market, of $5 billion or less at the time of investment) that it believes offer the potential for capital appreciation. The fund primarily invests in equity securities of small-cap companies located outside the United States (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)).

The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors. The sub-adviser generally sells a security when its market price approaches the sub-adviser’s estimate of fair value or when the sub-adviser identifies a significantly more attractive investment candidate. The fund generally emphasizes developed markets in Europe and the Pacific, with a limited allocation to emerging markets. Stocks of emerging market countries can be substantially more volatile and substantially less liquid than those of both U.S. and more developed foreign markets.
The fund may invest in preferred stocks and closed-end investment companies that invest primarily in foreign securities. The fund may also invest in convertible securities and warrants. The fund may invest, to a limited extent, in derivatives. Investments in derivatives may subject the fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The fund does not intend to use derivatives for speculation or for the purpose of leveraging, or magnifying, investment returns.
The fund may enter into forward foreign currency exchange contracts, which are a type of derivative contract.
Transamerica Long/Short Strategy
Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), employs a long-short equity strategy by investing the fund’s assets in long and short positions in equity securities selected from a universe of mid- to large capitalization stocks. The equity securities will have market characteristics and capitalizations similar to those included in the Russell 1000® Index1 and/or the S&P 500® at the time of purchase. In implementing its strategy, the fund invests primarily in common stocks, real estate investment trusts (“REITs”) and depositary receipts. The fund may also invest, long or short, in stocks of small capitalization companies.
The fund purchases securities that the sub-adviser believes are undervalued and sells short securities that the sub-adviser believes are overvalued. The fund’s net equity market exposure will typically range from approximately 20% to 40%; however, in response to market conditions, the fund may adjust its equity market exposure. Under normal market conditions, the fund’s net long equity market exposure will not exceed 60% and its net short equity market exposure will not exceed 20%. Further, the fund’s gross equity market exposure is limited to 200%. The fund may hold a substantial portion of its total assets in cash when it holds significant short positions. By taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.
Selling stocks short allows the fund to more fully exploit insights into stocks that the fund’s sub-adviser expects to underperform. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund.
On behalf of the fund, the sub-adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis for its decisions. In general, the sub-adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued.
Transamerica Managed Futures Strategy
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC (the “sub-adviser”), invests the fund’s assets primarily in a portfolio of futures contracts, futures-related instruments, forwards and swaps. The fund’s universe of investments currently includes more than 100 global developed and emerging market exchange-traded futures, futures-related instruments, forward contracts and swaps across four major asset classes (commodities, currencies, fixed-income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time.
Generally, the fund invests in futures contracts, futures-related instruments, forwards and swaps, and may include, but will not be limited to, global equity index futures, swaps on equity index futures and equity swaps, global currency forwards and futures, commodity futures, commodity swaps, global interest rate and bond futures and swaps (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments. There are no geographic limits on the market exposure of the fund’s assets. This flexibility allows the sub-adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the fund’s ability to meet its objective. The fund may also invest in exchange traded funds or exchange traded notes through which the fund can participate in the performance of one or more Instruments. The fund may also take a short position in a derivative instrument such as a future, forward or swap.
The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. In addition, the Subsidiary may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.
The fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The sub-adviser uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity Instruments. Once a trend is determined, the fund will take either a long or short position in the given Instrument. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying security or instrument. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying security or instrument. The size of the position taken will relate to the sub-adviser’s systematic assessment of the trend and its likelihood of continuing as well as the sub-adviser’s estimate of the Instrument’s risk. The sub-adviser generally expects that the fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class. The fund may take a short position in a derivative instrument, such as a future, forward or swap. The fund may enter into derivatives transactions, including swap agreements or taking short positions in futures contracts, which have similar economic effects as short sales.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s NAV to be volatile. For example, if the sub-adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the fund will be magnified; however, if that investment decreases in value, the loss to the fund will be magnified. A decline in the fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the fund’s use of Instruments providing enhanced exposure will enable the fund to achieve its investment objective.
The sub-adviser will primarily use quantitative methods to assess the level of risk (i.e., volatility of return) for the fund. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The sub-adviser, on average, will target an annualized volatility level for the fund of 10%. The sub-adviser expects that the fund’s targeted annualized forecasted volatility will typically range between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the fund’s strategy, the fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the fund’s ability to use leverage; however, the fund is not subject to any additional limitations on its net long and short exposures. For example, the fund, on average, could hold instruments that provide three to four times the net return of a broad or narrow-based securities index. When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%).
A significant portion of the assets of the fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the fund takes and also earn income for the fund.
This fund is non-diversified.
Transamerica Mid Cap Value
Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the date of the last reconstitution of the Russell Midcap® Value Index on June 23, 2017, the market capitalizations of the companies in the index ranged from $1.70 billion to $31.28 billion. The fund will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The fund may also invest up to 15% of its net assets in real estate investment trusts (“REITs”). Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater.
The sub-adviser may use derivatives, including futures contracts, covered call options, options on futures contracts and stock index futures and options, for the purpose of remaining fully invested, equitizing cash, reducing transaction costs or managing interest rate risk.
Transamerica Total Return
Principal Investment Strategies: The fund’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the fund’s total assets in fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average duration of the fund normally varies within two years (plus or minus) of the duration of the Bloomberg Barclays US Aggregate Bond Index, as calculated by the sub-adviser, which as of December 31, 2017, was 5.57 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates.
The sub-adviser invests the fund’s assets primarily in investment grade debt securities, but may invest up to 20% of the fund’s total assets in high yield securities rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by the sub-adviser to be of comparable quality (except that within such 20% limitation, the fund may invest in mortgage-related securities rated below B). The sub-adviser may invest up to 30% of the fund’s total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund’s total assets. The fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis.
The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the fund consists of income earned on the fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.
Except as noted below, each fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, each fund may take temporary defensive positions in cash and short-term debt securities without limit. Although a fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that a fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Principal Risks of the Underlying Funds
Underlying Fund Name
Principal Risks	Transamerica Core Bond	Transamerica Developing Markets Equity	Transamerica Global Multifactor Macro	Transamerica Global Real Estate Securities
Active Trading			X	X
Aggressive Investment		X	X
CFTC Regulation			X
China A-Shares		X
Commodities and Commodity-Related Securities			X
Convertible Securities				X
Counterparty	X		X	X
Credit	X		X
Currency	X	X	X	X
Depository Receipts		X	X	X

Underlying Fund Name
Principal Risks	Transamerica Core Bond	Transamerica Developing Markets Equity	Transamerica Global Multifactor Macro	Transamerica Global Real Estate Securities
Derivatives	X		X
Emerging Markets		X	X	X
Equity Securities		X	X	X
Exchange-Traded Notes			X
Extension	X		X	X
Fixed-Income Securities	X		X	X
Focused Investing		X		X
Foreign Investments	X	X	X	X
Growth Stocks		X
Hedging			X
Industry Concentration				X
Interest Rate	X		X
Investment Companies			X
Legal and Regulatory	X	X	X	X
Leveraging	X		X
Liquidity	X	X	X
Management	X	X	X	X
Market	X	X	X	X
Model and Data			X
Momentum Style			X
Mortgage-Related and Asset-Backed Securities	X			X
Non-Diversification			X	X
Prepayment or Call	X		X	X
Real Estate Securities				X
REITs				X
Russian Securities		X
Short Sales			X
Short Positions			X
Small Capitalization Companies			X
Small and Medium Capitalization Companies		X		X
Sovereign Debt			X
Subsidiary			X
Underlying Exchange Traded Funds			X
Tax			X
U.S. Government Agency Obligations	X		X
Valuation	X	X	X	X
Value Investing			X
Volatility Target			X

Principal Risks	Transamerica Intermediate Bond	Transamerica International Small Cap
Active Trading	X
China A-Shares
Convertible Securities		X
Counterparty	X	X
Credit	X
Currency	X	X
Currency Hedging	X	X

Principal Risks	Transamerica Intermediate Bond	Transamerica International Small Cap
Depository Receipts
Derivatives	X	X
Dollar Rolls	X
Emerging Markets	X	X
Equity Securities		X
Extension	X
Fixed-Income Securities	X
Focused Investing		X
Foreign Investments	X	X
Growth Stocks		X
Hedging	X
High-Yield Debt Securities	X
Inflation Protected Securities	X
Interest Rate	X
Investment Companies		X
Legal and Regulatory	X	X
Leveraging	X	X
Liquidity	X	X
Loans	X
Management	X	X
Market	X	X
Medium Capitalization Companies
Mortgage-Related and Asset-Backed Securities	X
Municipal Securities	X
Preferred Stock		X
Prepayment or Call	X
Real Estate Securities
REITs
Repurchase Agreements	X
Short Sales
Structured Instruments
Small Capitalization Companies		X
Small and Medium Capitalization Companies
Sovereign Debt	X
U.S. Government Agency Obligations	X
Valuation	X	X
Value Investing
Warrants and Rights		X
Yield	X

Underlying Fund Name
Principal Risks	Transamerica Managed Futures Strategy	Transamerica Mid Cap Value	Transamerica Total Return
Active Trading	X		X
Aggressive Investment	X
CFTC Regulation	X
Commodities and Commodity-Related Securities	X
Convertible Securities		X	X
Counterparty	X		X

Underlying Fund Name
Principal Risks	Transamerica Managed Futures Strategy	Transamerica Mid Cap Value	Transamerica Total Return
Credit	X		X
Currency	X	X	X
Currency Hedging	X		X
Depository Receipts		X
Derivatives	X	X	X
Dollar Rolls			X
Emerging Markets	X		X
Equity Securities		X	X
Exchange Traded Notes	X
Extension			X
Fixed-Income Securities	X		X
Focused Investing		X
Foreign Investments	X	X	X
Hedging	X
High-Yield Debt Securities			X
Interest Rate	X		X
Investment Companies	X
Legal and Regulatory	X	X	X
Leveraging	X		X
Liquidity	X		X
Management	X	X	X
Market	X	X	X
Medium Capitalization Companies		X
Model and Data	X
Mortgage-Related and Asset-Backed Securities			X
Non-Diversification	X
Preferred Stock		X	X
Prepayment or Call	X		X
REITs		X
Repurchase Agreements			X
Rule 144A and Privately Placed Securities			X
Short Positions	X
Short Sales	X		X
Small Capitalization Companies	X
Sovereign Debt			X
Structured Instruments	X
Subsidiary	X
Tax	X
Underlying Exchange Traded Funds	X
To be Announced (TBA) Transactions			X
U.S. Government Agency Obligations	X		X
Valuation	X	X	X
Value Investing		X
Volatility Target	X

Financial Highlights

The Financial Highlights tables are intended to help you understand a fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the fund’s financial statements, is included in the October 31, 2017 Annual Report, which is available to you upon request.
Financial highlights for Class I of Transamerica Concentrated Growth through December 31, 2013 are based on the historical financial highlights of The Torray Resolute Fund, a separate series of The Torray Fund (the “predecessor fund”). The information has been derived from financial statements, audited by another Independent Registered Public Accounting firm, whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s Annual Report for the fiscal year ended December 31, 2013, which is available to you upon request.
Information is shown for Class I2 shares of Transamerica International Growth, because the fund had not issued Class A, Class C, Class I or Class R6 shares as of October 31, 2017. Class I2 shares are offered in a separate prospectus.
Financial highlights for Class R4 shares of Transamerica Mid Cap Growth are based in part on the historical financial highlights of Transamerica Partners Institutional Mid Growth Horizon (the “predecessor fund”). For the periods through March 10, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Small Cap Core are based in part on the historical financial highlights of Transamerica Partners Institutional Small Core (the “predecessor fund”). For the periods through March 10, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Small Cap Value are based in part on the historical financial highlights of Transamerica Partners Institutional Small Value (the “predecessor fund”). For the periods through April 21, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
For a share outstanding during the years indicated:	Transamerica Asset Allocation– Conservative Portfolio
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$11.18	$11.40	$12.38	$12.33	$11.73
Investment operations:
Net investment income (loss)(A),(B)	0.24	0.23 (C)	0.23	0.29	0.27
Net realized and unrealized gain (loss)	0.71	0.18	(0.11)	0.39	0.64
Total investment operations	0.95	0.41	0.12	0.68	0.91
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.25)	(0.23)	(0.30)	(0.27)
Net realized gains	(0.29)	(0.38)	(0.87)	(0.33)	(0.04)
Total dividends and/or distributions to shareholders	(0.54)	(0.63)	(1.10)	(0.63)	(0.31)
Net asset value, end of year	$11.59	$11.18	$11.40	$12.38	$12.33
Total return(D)	8.78%	3.83%	1.07%	5.65%	7.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$734,113	$622,495	$449,574	$416,116	$451,868
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.47%	0.48%	0.51%	0.53%	0.58%
Including waiver and/or reimbursement and recapture	0.47%	0.47% (C)	0.51%	0.53%	0.58%
Net investment income (loss) to average net assets(B)	2.15%	2.12% (C)	1.94%	2.38%	2.30%
Portfolio turnover rate(F)	18%	4%	11%	26%	6%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Conservative Portfolio
	Class B
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$11.12	$11.34	$12.32	$12.26	$11.66
Investment operations:
Net investment income (loss)(A),(B)	0.17	0.18 (C)	0.15	0.21	0.19
Net realized and unrealized gain (loss)	0.68	0.14	(0.12)	0.38	0.63
Total investment operations	0.85	0.32	0.03	0.59	0.82
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.16)	(0.14)	(0.20)	(0.18)
Net realized gains	(0.29)	(0.38)	(0.87)	(0.33)	(0.04)
Total dividends and/or distributions to shareholders	(0.43)	(0.54)	(1.01)	(0.53)	(0.22)
Net asset value, end of year	$11.54	$11.12	$11.34	$12.32	$12.26
Total return(D)	7.86%	3.01%	0.23%	4.96%	7.13%
Ratio and supplemental data:
Net assets end of year (000’s)	$6,731	$14,366	$23,943	$37,192	$52,694
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	1.34%	1.30%	1.29%	1.28%	1.29%
Including waiver and/or reimbursement and recapture	1.34%	1.29% (C)	1.29%	1.28%	1.29%
Net investment income (loss) to average net assets(B)	1.52%	1.66% (C)	1.31%	1.73%	1.62%
Portfolio turnover rate(F)	18%	4%	11%	26%	6%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Conservative Portfolio
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$11.08	$11.30	$12.29	$12.24	$11.64
Investment operations:
Net investment income (loss)(A),(B)	0.17	0.17 (C)	0.15	0.21	0.19
Net realized and unrealized gain (loss)	0.69	0.16	(0.12)	0.38	0.64
Total investment operations	0.86	0.33	0.03	0.59	0.83
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.17)	(0.15)	(0.21)	(0.19)
Net realized gains	(0.29)	(0.38)	(0.87)	(0.33)	(0.04)
Total dividends and/or distributions to shareholders	(0.45)	(0.55)	(1.02)	(0.54)	(0.23)
Net asset value, end of year	$11.49	$11.08	$11.30	$12.29	$12.24
Total return(D)	7.99%	3.10%	0.26%	4.97%	7.24%
Ratio and supplemental data:
Net assets end of year (000’s)	$331,669	$405,546	$453,483	$508,285	$548,471
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	1.23%	1.22%	1.22%	1.22%	1.23%
Including waiver and/or reimbursement and recapture	1.23%	1.21% (C)	1.22%	1.22%	1.23%
Net investment income (loss) to average net assets(B)	1.51%	1.56% (C)	1.26%	1.69%	1.63%
Portfolio turnover rate(F)	18%	4%	11%	26%	6%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Conservative Portfolio
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$11.21	$11.42	$12.40	$12.35	$11.75
Investment operations:
Net investment income (loss)(A),(B)	0.28	0.28 (C)	0.27	0.32	0.30
Net realized and unrealized gain (loss)	0.69	0.16	(0.12)	0.39	0.65
Total investment operations	0.97	0.44	0.15	0.71	0.95
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.27)	(0.26)	(0.33)	(0.31)
Net realized gains	(0.29)	(0.38)	(0.87)	(0.33)	(0.04)
Total dividends and/or distributions to shareholders	(0.56)	(0.65)	(1.13)	(0.66)	(0.35)
Net asset value, end of year	$11.62	$11.21	$11.42	$12.40	$12.35
Total return	8.97%	4.13%	1.33%	5.94%	8.24%
Ratio and supplemental data:
Net assets end of year (000’s)	$29,213	$25,946	$28,126	$32,814	$28,551
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.26%	0.26%	0.26%	0.26%	0.26%
Including waiver and/or reimbursement and recapture	0.26%	0.25% (C)	0.26%	0.26%	0.26%
Net investment income (loss) to average net assets(B)	2.46%	2.50% (C)	2.28%	2.58%	2.47%
Portfolio turnover rate(E)	18%	4%	11%	26%	6%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Conservative Portfolio
	Class R
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$11.28	$11.49	$12.47	$12.41	$11.81
Investment operations:
Net investment income (loss)(A),(B)	0.21	0.22 (C)	0.21	0.25	0.27
Net realized and unrealized gain (loss)	0.70	0.15	(0.13)	0.40	0.61
Total investment operations	0.91	0.37	0.08	0.65	0.88
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.20)	(0.19)	(0.26)	(0.24)
Net realized gains	(0.29)	(0.38)	(0.87)	(0.33)	(0.04)
Total dividends and/or distributions to shareholders	(0.49)	(0.58)	(1.06)	(0.59)	(0.28)
Net asset value, end of year	$11.70	$11.28	$11.49	$12.47	$12.41
Total return	8.35%	3.44%	0.68%	5.40%	7.61%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,359	$1,209	$1,532	$2,051	$2,439
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.85%	0.86%	0.86%	0.82%	0.81%
Including waiver and/or reimbursement and recapture	0.85%	0.85% (C)	0.86%	0.82%	0.81%
Net investment income (loss) to average net assets(B)	1.88%	1.97% (C)	1.77%	2.06%	2.21%
Portfolio turnover rate(E)	18%	4%	11%	26%	6%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Growth Portfolio
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$14.71	$15.57	$16.35	$15.26	$12.37
Investment operations:
Net investment income (loss)(A),(B)	0.23	0.23 (C)	0.20	0.32	0.16
Net realized and unrealized gain (loss)	2.55	0.24	0.23	1.08	2.87
Total investment operations	2.78	0.47	0.43	1.40	3.03
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.23)	(0.22)	(0.31)	(0.14)
Net realized gains	(0.90)	(1.10)	(0.99)	–	–
Total dividends and/or distributions to shareholders	(1.14)	(1.33)	(1.21)	(0.31)	(0.14)
Net asset value, end of year	$16.35	$14.71	$15.57	$16.35	$15.26
Total return(D)	20.19%	3.28%	2.65%	9.30%	24.75%
Ratio and supplemental data:
Net assets end of year (000’s)	$830,875	$727,751	$729,547	$728,850	$693,517
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.52%	0.53%	0.53%	0.55%	0.62%
Including waiver and/or reimbursement and recapture	0.52%	0.52% (C)	0.53%	0.55%	0.62%
Net investment income (loss) to average net assets (B)	1.53%	1.63% (C)	1.26%	2.02%	1.18%
Portfolio turnover rate (F)	9%	1%	6%	31%	22%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Growth Portfolio
	Class B
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$14.40	$15.22	$15.98	$14.91	$12.07
Investment operations:
Net investment income (loss) (A),(B)	0.16	0.15 (C)	0.10	0.23	0.07
Net realized and unrealized gain (loss)	2.45	0.18	0.19	1.03	2.80
Total investment operations	2.61	0.33	0.29	1.26	2.87
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.05)	(0.06)	(0.19)	(0.03)
Net realized gains	(0.90)	(1.10)	(0.99)	–	–
Total dividends and/or distributions to shareholders	(0.97)	(1.15)	(1.05)	(0.19)	(0.03)
Net asset value, end of year	$16.04	$14.40	$15.22	$15.98	$14.91
Total return (D)	19.16%	2.39%	1.79%	8.49%	23.83%
Ratio and supplemental data:
Net assets end of year (000’s)	$14,456	$26,931	$47,506	$73,479	$98,099
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.41%	1.37%	1.35%	1.34%	1.38%
Including waiver and/or reimbursement and recapture	1.41%	1.36% (C)	1.35%	1.34%	1.38%
Net investment income (loss) to average net assets (B)	1.06%	1.10% (C)	0.64%	1.51%	0.51%
Portfolio turnover rate (F)	9%	1%	6%	31%	22%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Growth Portfolio
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$14.26	$15.13	$15.92	$14.88	$12.06
Investment operations:
Net investment income (loss) (A),(B)	0.13	0.13 (C)	0.08	0.20	0.07
Net realized and unrealized gain (loss)	2.46	0.21	0.23	1.06	2.81
Total investment operations	2.59	0.34	0.31	1.26	2.88
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.11)	(0.11)	(0.22)	(0.06)
Net realized gains	(0.90)	(1.10)	(0.99)	–	–
Total dividends and/or distributions to shareholders	(1.03)	(1.21)	(1.10)	(0.22)	(0.06)
Net asset value, end of year	$15.82	$14.26	$15.13	$15.92	$14.88
Total return (D)	19.31%	2.49%	1.91%	8.51%	23.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$628,621	$660,687	$716,039	$736,246	$710,928
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.26%	1.27%	1.26%	1.26%	1.30%
Including waiver and/or reimbursement and recapture	1.26%	1.26% (C)	1.26%	1.26%	1.30%
Net investment income (loss) to average net assets (B)	0.91%	0.93% (C)	0.54%	1.32%	0.51%
Portfolio turnover rate (F)	9%	1%	6%	31%	22%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Growth Portfolio
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$14.72	$15.59	$16.37	$15.28	$12.39
Investment operations:
Net investment income (loss) (A),(B)	0.23	0.28 (C)	0.23	0.35	0.20
Net realized and unrealized gain (loss)	2.59	0.22	0.25	1.11	2.88
Total investment operations	2.82	0.50	0.48	1.46	3.08
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.27)	(0.27)	(0.37)	(0.19)
Net realized gains	(0.90)	(1.10)	(0.99)	–	–
Total dividends and/or distributions to shareholders	(1.18)	(1.37)	(1.26)	(0.37)	(0.19)
Net asset value, end of year	$16.36	$14.72	$15.59	$16.37	$15.28
Total return	20.52%	3.52%	2.96%	9.64%	25.21%
Ratio and supplemental data:
Net assets end of year (000’s)	$56,253	$32,116	$34,547	$30,595	$23,052
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.26%	0.26%	0.26%	0.26%	0.27%
Including waiver and/or reimbursement and recapture	0.26%	0.25% (C)	0.26%	0.26%	0.27%
Net investment income (loss) to average net assets (B)	1.50%	1.96% (C)	1.48%	2.19%	1.49%
Portfolio turnover rate (E)	9%	1%	6%	31%	22%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Growth Portfolio
	Class R
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$14.57	$15.45	$16.24	$15.16	$12.27
Investment operations:
Net investment income (loss) (A),(B)	0.18	0.21 (C)	0.15	0.23	0.13
Net realized and unrealized gain (loss)	2.55	0.20	0.23	1.12	2.86
Total investment operations	2.73	0.41	0.38	1.35	2.99
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.19)	(0.18)	(0.27)	(0.10)
Net realized gains	(0.90)	(1.10)	(0.99)	–	–
Total dividends and/or distributions to shareholders	(1.10)	(1.29)	(1.17)	(0.27)	(0.10)
Net asset value, end of year	$16.20	$14.57	$15.45	$16.24	$15.16
Total return	19.94%	2.90%	2.29%	9.01%	24.51%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,702	$2,142	$2,260	$2,127	$2,541
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.80%	0.86%	0.83%	0.85%	0.84%
Including waiver and/or reimbursement and recapture	0.80%	0.85% (C)	0.83%	0.85%	0.84%
Net investment income (loss) to average net assets (B)	1.19%	1.47% (C)	0.93%	1.47%	0.97%
Portfolio turnover rate (E)	9%	1%	6%	31%	22%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Growth Portfolio
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$13.34	$13.93	$15.23	$14.39	$12.34
Investment operations:
Net investment income (loss) (A),(B)	0.26	0.23 (C)	0.24	0.31	0.21
Net realized and unrealized gain (loss)	1.67	0.20	0.05	0.83	2.06
Total investment operations	1.93	0.43	0.29	1.14	2.27
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.23)	(0.27)	(0.30)	(0.22)
Net realized gains	(0.64)	(0.79)	(1.32)	–	–
Total dividends and/or distributions to shareholders	(0.89)	(1.02)	(1.59)	(0.30)	(0.22)
Net asset value, end of year	$14.38	$13.34	$13.93	$15.23	$14.39
Total return (D)	15.32%	3.35%	1.93%	8.01%	18.67%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,434,214	$1,315,381	$1,301,591	$1,319,226	$1,269,265
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.49%	0.50%	0.50%	0.52%	0.58%
Including waiver and/or reimbursement and recapture	0.49%	0.49% (C)	0.50%	0.52%	0.58%
Net investment income (loss) to average net assets (B)	1.89%	1.76% (C)	1.68%	2.09%	1.60%
Portfolio turnover rate (F)	14%	1%	7%	33%	19%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Growth Portfolio
	Class B
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$13.44	$13.97	$15.23	$14.38	$12.32
Investment operations:
Net investment income (loss) (A),(B)	0.18	0.15 (C)	0.15	0.23	0.12
Net realized and unrealized gain (loss)	1.65	0.18	0.02	0.79	2.05
Total investment operations	1.83	0.33	0.17	1.02	2.17
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.07)	(0.11)	(0.17)	(0.11)
Net realized gains	(0.64)	(0.79)	(1.32)	–	–
Total dividends and/or distributions to shareholders	(0.72)	(0.86)	(1.43)	(0.17)	(0.11)
Net asset value, end of year	$14.55	$13.44	$13.97	$15.23	$14.38
Total return (D)	14.26%	2.55%	1.11%	7.16%	17.72%
Ratio and supplemental data:
Net assets end of year (000’s)	$24,269	$47,691	$84,073	$133,060	$182,030
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.37%	1.34%	1.32%	1.30%	1.33%
Including waiver and/or reimbursement and recapture	1.37%	1.33% (C)	1.32%	1.30%	1.33%
Net investment income (loss) to average net assets (B)	1.31%	1.15% (C)	1.06%	1.52%	0.94%
Portfolio turnover rate (F)	14%	1%	7%	33%	19%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Growth Portfolio
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$13.24	$13.82	$15.12	$14.30	$12.26
Investment operations:
Net investment income (loss) (A),(B)	0.17	0.14 (C)	0.14	0.21	0.12
Net realized and unrealized gain (loss)	1.65	0.19	0.04	0.82	2.05
Total investment operations	1.82	0.33	0.18	1.03	2.17
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.12)	(0.16)	(0.21)	(0.13)
Net realized gains	(0.64)	(0.79)	(1.32)	–	–
Total dividends and/or distributions to shareholders	(0.78)	(0.91)	(1.48)	(0.21)	(0.13)
Net asset value, end of year	$14.28	$13.24	$13.82	$15.12	$14.30
Total return (D)	14.48%	2.60%	1.16%	7.23%	17.88%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,123,771	$1,286,726	$1,431,708	$1,526,267	$1,506,825
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.24%	1.24%	1.23%	1.23%	1.26%
Including waiver and/or reimbursement and recapture	1.24%	1.23% (C)	1.23%	1.23%	1.26%
Net investment income (loss) to average net assets (B)	1.25%	1.05% (C)	0.96%	1.39%	0.92%
Portfolio turnover rate (F)	14%	1%	7%	33%	19%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Growth Portfolio
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$13.34	$13.93	$15.23	$14.40	$12.36
Investment operations:
Net investment income (loss) (A),(B)	0.27	0.27 (C)	0.28	0.34	0.24
Net realized and unrealized gain (loss)	1.69	0.19	0.05	0.84	2.06
Total investment operations	1.96	0.46	0.33	1.18	2.30
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.26)	(0.31)	(0.35)	(0.26)
Net realized gains	(0.64)	(0.79)	(1.32)	–	–
Total dividends and/or distributions to shareholders	(0.92)	(1.05)	(1.63)	(0.35)	(0.26)
Net asset value, end of year	$14.38	$13.34	$13.93	$15.23	$14.40
Total return	15.62%	3.63%	2.22%	8.27%	19.00%
Ratio and supplemental data:
Net assets end of year (000’s)	$85,959	$53,166	$55,554	$54,952	$46,067
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.25%	0.25%	0.25%	0.25%	0.26%
Including waiver and/or reimbursement and recapture	0.25%	0.24% (C)	0.25%	0.25%	0.26%
Net investment income (loss) to average net assets (B)	1.96%	2.04% (C)	1.94%	2.30%	1.84%
Portfolio turnover rate (E)	14%	1%	7%	33%	19%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Growth Portfolio
	Class R
	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$13.26	$13.85
Investment operations:
Net investment income (loss) (A),(B)	0.18	0.21 (C)
Net realized and unrealized gain (loss)	1.70	0.18
Total investment operations	1.88	0.39
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.19)
Net realized gains	(0.64)	(0.79)
Total dividends and/or distributions to shareholders	(0.84)	(0.98)
Net asset value, end of year	$14.30	$13.26
Total return	15.03%	3.10%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,246	$4,483
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.76%	0.79%
Including waiver and/or reimbursement and recapture	0.76%	0.78% (C)
Net investment income (loss) to average net assets (B)	1.36%	1.61% (C)
Portfolio turnover rate (E)	14%	1%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Portfolio
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.11	$12.46	$13.56	$13.58	$12.26
Investment operations:
Net investment income (loss) (A),(B)	0.25	0.24 (C)	0.24	0.27	0.24
Net realized and unrealized gain (loss)	1.08	0.18	(0.06)	0.54	1.34
Total investment operations	1.33	0.42	0.18	0.81	1.58
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.25)	(0.28)	(0.27)	(0.26)
Net realized gains	(0.41)	(0.52)	(1.00)	(0.56)	–
Total dividends and/or distributions to shareholders	(0.64)	(0.77)	(1.28)	(0.83)	(0.26)
Net asset value, end of year	$12.80	$12.11	$12.46	$13.56	$13.58
Total return (D)	11.54%	3.71%	1.32%	6.20%	13.13%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,094,724	$1,000,707	$890,270	$899,852	$900,887
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture (E)	0.48%	0.48%	0.49%	0.52%	0.56%
Including waiver and/or reimbursement and recapture	0.48%	0.47% (C)	0.49%	0.52%	0.56%
Net investment income (loss) to average net assets (B)	2.07%	2.04% (C)	1.90%	1.99%	1.89%
Portfolio turnover rate (F)	13%	2%	10%	27%	21
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Portfolio
	Class B
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.23	$12.54	$13.60	$13.61	$12.26
Investment operations:
Net investment income (loss) (A),(B)	0.18	0.18 (C)	0.16	0.18	0.16
Net realized and unrealized gain (loss)	1.06	0.15	(0.08)	0.52	1.34
Total investment operations	1.24	0.33	0.08	0.70	1.50
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.12)	(0.14)	(0.15)	(0.15)
Net realized gains	(0.41)	(0.52)	(1.00)	(0.56)	–
Total dividends and/or distributions to shareholders	(0.50)	(0.64)	(1.14)	(0.71)	(0.15)
Net asset value, end of year	$12.97	$12.23	$12.54	$13.60	$13.61
Total return (D)	10.53%	2.83%	0.54%	5.32%	12.36%
Ratio and supplemental data:
Net assets end of year (000’s)	$13,987	$29,432	$47,833	$71,121	$95,350
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.34%	1.31%	1.30%	1.30%	1.31%
Including waiver and/or reimbursement and recapture	1.34%	1.30% (C)	1.30%	1.30%	1.31%
Net investment income (loss) to average net assets (B)	1.47%	1.47% (C)	1.22%	1.32%	1.21%
Portfolio turnover rate (F)	13%	2%	10%	27%	21%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Portfolio
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.01	$12.36	$13.44	$13.48	$12.17
Investment operations:
Net investment income (loss) (A),(B)	0.17	0.16 (C)	0.15	0.17	0.15
Net realized and unrealized gain (loss)	1.06	0.17	(0.05)	0.53	1.34
Total investment operations	1.23	0.33	0.10	0.70	1.49
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.16)	(0.18)	(0.18)	(0.18)
Net realized gains	(0.41)	(0.52)	(1.00)	(0.56)	–
Total dividends and/or distributions to shareholders	(0.54)	(0.68)	(1.18)	(0.74)	(0.18)
Net asset value, end of year	$12.70	$12.01	$12.36	$13.44	$13.48
Total return (D)	10.69%	2.88%	0.70%	5.39%	12.37%
Ratio and supplemental data:
Net assets end of year (000’s)	$786,977	$939,970	$1,051,486	$1,138,082	$1,142,473
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.22%	1.22%	1.22%	1.22%	1.24%
Including waiver and/or reimbursement and recapture	1.22%	1.21% (C)	1.22%	1.22%	1.24%
Net investment income (loss) to average net assets (B)	1.43%	1.40% (C)	1.18%	1.29%	1.21%
Portfolio turnover rate (F)	13%	2%	10%	27%	21%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Portfolio
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.11	$12.46	$13.56	$13.59	$12.28
Investment operations:
Net investment income (loss) (A),(B)	0.28	0.28 (C)	0.27	0.30	0.28
Net realized and unrealized gain (loss)	1.08	0.17	(0.06)	0.54	1.33
Total investment operations	1.36	0.45	0.21	0.84	1.61
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.28)	(0.31)	(0.31)	(0.30)
Net realized gains	(0.41)	(0.52)	(1.00)	(0.56)	–
Total dividends and/or distributions to shareholders	(0.67)	(0.80)	(1.31)	(0.87)	(0.30)
Net asset value, end of year	$12.80	$12.11	$12.46	$13.56	$13.59
Total return	11.80%	3.97%	1.60%	6.45%	13.41%
Ratio and supplemental data:
Net assets end of year (000’s)	$59,664	$43,818	$48,780	$47,590	$41,286
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.25%	0.25%	0.25%	0.25%	0.26%
Including waiver and/or reimbursement and recapture	0.25%	0.24% (C)	0.25%	0.25%	0.26%
Net investment income (loss) to average net assets (B)	2.26%	2.40% (C)	2.13%	2.21%	2.17%
Portfolio turnover rate (E)	13%	2%	10%	27%	21%
(A)	Calculated based on average number of shares outstanding.

(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Portfolio
	Class R
	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.03	$12.39
Investment operations:
Net investment income (loss) (A),(B)	0.17	0.21 (C)
Net realized and unrealized gain (loss)	1.13	0.17
Total investment operations	1.30	0.38
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.22)
Net realized gains	(0.41)	(0.52)
Total dividends and/or distributions to shareholders	(0.61)	(0.74)
Net asset value, end of year	$12.72	$12.03
Total return	11.20%	3.40%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,693	$5,256
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.73%	0.74%
Including waiver and/or reimbursement and recapture	0.73%	0.72% (C)
Net investment income (loss) to average net assets (B)	1.38%	1.80% (C)
Portfolio turnover rate (E)	13%	2%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests

For a share outstanding during the years indicated:	Transamerica Bond
	Class R6
	October 31, 2017	October 31, 2016	October 31, 2015(A)
Net asset value, beginning of year	$9.71	$9.90	$10.43
Investment operations:
Net investment income (loss)(B)	0.41	0.40 (C)	0.17
Net realized and unrealized gain (loss)	0.13	0.28	(0.50)
Total investment operations	0.54	0.68	(0.33)
Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.34)	(0.20)
Net realized gains	(0.41)	(0.53)	–
Total dividends and/or distributions to shareholders	(0.72)	(0.87)	(0.20)
Net asset value, end of year	$9.53	$9.71	$9.90
Total return	6.02%	7.80%	(3.17)% (D)
Ratio and supplemental data:
Net assets end of year (000’s)	$5,793	$480	$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.72%	0.70% (E)
Including waiver and/or reimbursement and recapture	0.71%	0.68% (C)	0.70% (E)
Net investment income (loss) to average net assets	4.33%	4.24% (C)	3.87% (E)
Portfolio turnover rate	43%	38%	46%
(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.

(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$25.70	$25.35	$24.40	$21.40	$15.34
Investment operations:
Net investment income (loss)(A)	(0.24)	(0.14) (B)	(0.19)	(0.15)	(0.07)
Net realized and unrealized gain (loss)	7.40	1.33	1.80	3.64	6.49
Total investment operations	7.16	1.19	1.61	3.49	6.42
Dividends and/or distributions to shareholders:
Net realized gains	(4.54)	(0.84)	(0.66)	(0.49)	(0.36)
Net asset value, end of year	$28.32	$25.70	$25.35	$24.40	$21.40
Total return(C)	34.66%	4.77%	6.77%	16.52%	42.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$223,299	$170,198	$160,269	$124,413	$88,843
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.23%	1.23%	1.21%	1.26%	1.41%
Including waiver and/or reimbursement and recapture	1.23%	1.22% (B)	1.21%	1.26%	1.48%
Net investment income (loss) to average net assets	(0.95)%	(0.57)% (B)	(0.75)%	(0.63)%	(0.38)%
Portfolio turnover rate	66%	32%	24%	30%	29%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class B
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$22.28	$22.30	$21.76	$19.31	$13.96
Investment operations:
Net investment income (loss)(A)	(0.39)	(0.33) (B)	(0.38)	(0.32)	(0.17)
Net realized and unrealized gain (loss)	6.13	1.15	1.58	3.26	5.88
Total investment operations	5.74	0.82	1.20	2.94	5.71
Dividends and/or distributions to shareholders:
Net realized gains	(4.54)	(0.84)	(0.66)	(0.49)	(0.36)
Net asset value, end of year	$23.48	$22.28	$22.30	$21.76	$19.31
Total return(C)	33.36%	3.78%	5.72%	15.44%	41.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,694	$2,584	$3,870	$4,932	$6,020
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.32%	2.20%	2.13%	2.16%	2.28%
Including waiver and/or reimbursement and recapture	2.20%	2.19% (B)	2.20%	2.20%	2.20%
Net investment income (loss) to average net assets	(1.89)%	(1.54)% (B)	(1.73)%	(1.54)%	(1.07)%
Portfolio turnover rate	66%	32%	24%	30%	29%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$22.50	$22.46	$21.84	$19.33	$13.96
Investment operations:
Net investment income (loss)(A)	(0.35)	(0.28) (B)	(0.33)	(0.28)	(0.15)
Net realized and unrealized gain (loss)	6.22	1.16	1.61	3.28	5.88
Total investment operations	5.87	0.88	1.28	3.00	5.73
Dividends and/or distributions to shareholders:
Net realized gains	(4.54)	(0.84)	(0.66)	(0.49)	(0.36)
Net asset value, end of year	$23.83	$22.50	$22.46	$21.84	$19.33
Total return(C)	33.68%	4.03%	5.98%	15.74%	42.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$84,852	$69,159	$68,922	$50,879	$27,535
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.97%	1.96%	1.92%	1.95%	2.04%
Including waiver and/or reimbursement and recapture	1.97%	1.95% (B)	1.92%	1.95%	2.04%
Net investment income (loss) to average net assets	(1.69)%	(1.30)% (B)	(1.47)%	(1.34)%	(0.95)%
Portfolio turnover rate	66%	32%	24%	30%	29%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$26.43	$25.98	$24.92	$21.78	$15.61
Investment operations:
Net investment income (loss)(A)	(0.18)	(0.07) (B)	(0.12)	(0.07)	0.02
Net realized and unrealized gain (loss)	7.68	1.36	1.84	3.70	6.59
Total investment operations	7.50	1.29	1.72	3.63	6.61
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	–	(0.08)
Net realized gains	(4.54)	(0.84)	(0.66)	(0.49)	(0.36)
Total dividends and/or distributions to shareholders	(4.54)	(0.84)	(0.66)	(0.49)	(0.44)
Net asset value, end of year	$29.39	$26.43	$25.98	$24.92	$21.78
Total return	35.03%	5.09%	7.07%	16.88%	43.45%
Ratio and supplemental data:
Net assets end of year (000’s)	$292,452	$164,575	$153,719	$161,858	$105,747
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96%	0.94%	0.92%	0.95%	0.99%
Including waiver and/or reimbursement and recapture	0.96%	0.93% (B)	0.92%	0.95%	0.99%
Net investment income (loss) to average net assets	(0.69)%	(0.28)% (B)	(0.46)%	(0.31)%	0.11%
Portfolio turnover rate	66%	32%	24%	30%	29%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$17.38	$16.80	$16.22	$15.57
Investment operations:
Net investment income (loss)(B)	(0.04)	(0.02) (C)	0.01	0.00 (D)
Net realized and unrealized gain (loss)	3.13	0.62	0.61	0.65
Total investment operations	3.09	0.60	0.62	0.65
Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.02)	–	–
Net realized gains	(2.48)	–	(0.04)	–
Total dividends and/or distributions to shareholders	(2.54)	(0.02)	(0.04)	–
Net asset value, end of period/year	$17.93	$17.38	$16.80	$16.22
Total return(E)	20.50%	3.59%	3.81%	4.17% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,018	$768	$681	$444
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.79%	1.12%	1.06%	1.18% (G)
Including waiver and/or reimbursement and recapture	1.20%	1.11% (C)	1.06%	1.18% (G)
Net investment income (loss) to average net assets	(0.21)%	(0.10)% (C)	0.07%	0.03% (G)
Portfolio turnover rate	15%	83%	34%	18% (F)
(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$17.06	$16.59	$16.14	$15.57
Investment operations:
Net investment income (loss)(B)	(0.14)	(0.13) (C)	(0.11)	(0.07)
Net realized and unrealized gain (loss)	3.06	0.60	0.60	0.64
Total investment operations	2.92	0.47	0.49	0.57
Dividends and/or distributions to shareholders:
Net realized gains	(2.48)	–	(0.04)	–
Net asset value, end of period/year	$17.50	$17.06	$16.59	$16.14
Total return(D)	19.75%	2.83%	3.02%	3.66% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,033	$721	$421	$274
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.85%	1.81%	1.80%	1.93% (F)
Including waiver and/or reimbursement and recapture	1.85%	1.81% (C)	1.80%	1.93% (F)
Net investment income (loss) to average net assets	(0.86)%	(0.81)% (C)	(0.67)%	(0.67)% (F)
Portfolio turnover rate	15%	83%	34%	18% (E)
(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
	Class I(A)
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(B)	December 31, 2013
Net asset value, beginning of period/year	$17.26	$16.67	$16.09	$15.76	$12.24
Investment operations:
Net investment income (loss)(C)	0.02	0.03 (D)	0.04	0.02	(0.00) (E)
Net realized and unrealized gain (loss)	3.10	0.61	0.60	0.76	3.87
Total investment operations	3.12	0.64	0.64	0.78	3.87
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.05)	(0.02)	–	(0.00) (E)
Net realized gains	(2.48)	–	(0.04)	(0.45)	(0.34)
Total dividends and/or distributions to shareholders	(2.59)	(0.05)	(0.06)	(0.45)	(0.35)
Net asset value, end of period/year	$17.79	$17.26	$16.67	$16.09	$15.76
Total return	20.97%	3.87%	3.95%	6.13% (F)	31.84%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$33,077	$24,424	$23,460	$19,643	$13,761
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.83%	0.83%	1.08% (G)	2.18%
Including waiver and/or reimbursement and recapture	0.87%	0.82% (D)	0.88%	1.00% (G)	1.25%
Net investment income (loss) to average net assets	0.13%	0.19% (D)	0.27%	0.16% (G)	(0.02)%
Portfolio turnover rate	15%	83%	34%	18% (F)	15%
(A)	Prior to February 28, 2014, information provided in previous periods reflects The Torray Resolute Fund, which was the accounting and performance survivor pursuant to a Plan of Reorganization. Prior to January 1, 2014, the financial highlights were audited by another independent registered public accounting firm.
(B)	Effective at the close of business on February 28, 2014, the fiscal year end of the Fund changed to October 31. The Financial Highlights represent activity for the ten months of January 1, 2014 - October 31, 2014. Refer to the notes to the financial statements for details.
(C)	Calculated based on average number of shares outstanding.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$11.15	$12.75	$13.35	$11.98	$10.00
Investment operations:
Net investment income (loss)(B)	0.20	0.23 (C)	0.23	0.20	0.14
Net realized and unrealized gain (loss)	1.92	0.23	(0.18)	1.47	1.97
Total investment operations	2.12	0.46	0.05	1.67	2.11
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.23)	(0.22)	(0.20)	(0.13)
Net realized gains	(1.50)	(1.83)	(0.43)	(0.10)	–
Total dividends and/or distributions to shareholders	(1.74)	(2.06)	(0.65)	(0.30)	(0.13)
Net asset value, end of period/year	$11.53	$11.15	$12.75	$13.35	$11.98
Total return(D)	20.35%	4.30%	0.32%	14.14%	21.25% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$94,083	$86,943	$51,809	$63,639	$1,245
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	0.97%	0.97%	0.96%	1.07% (F)
Including waiver and/or reimbursement and recapture	1.01%	0.97% (C)	0.97%	0.96%	1.07% (F)
Net investment income (loss) to average net assets	1.77%	2.09% (C)	1.74%	1.55%	1.47% (F)
Portfolio turnover rate	14%	54%	15%	21%	23% (E)
(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$11.09	$12.70	$13.32	$11.96	$10.00
Investment operations:
Net investment income (loss)(B)	0.11	0.14 (C)	0.12	0.09	0.08
Net realized and unrealized gain (loss)	1.91	0.22	(0.19)	1.49	1.96
Total investment operations	2.02	0.36	(0.07)	1.58	2.04
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.14)	(0.12)	(0.12)	(0.08)
Net realized gains	(1.50)	(1.83)	(0.43)	(0.10)	–
Total dividends and/or distributions to shareholders	(1.64)	(1.97)	(0.55)	(0.22)	(0.08)
Net asset value, end of period/year	$11.47	$11.09	$12.70	$13.32	$11.96
Total return(D)	19.42%	3.41%	(0.62)%	13.30%	20.50% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$7,080	$7,755	$4,749	$4,419	$1,297
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.84%	1.80%	1.81%	1.81%	1.78% (F)
Including waiver and/or reimbursement and recapture	1.84%	1.80% (C)	1.81%	1.81%	1.78% (F)
Net investment income (loss) to average net assets	0.96%	1.23% (C)	0.89%	0.74%	0.83% (F)
Portfolio turnover rate	14%	54%	15%	21%	23% (E)
(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$11.14	$12.75	$13.35	$11.98	$10.00
Investment operations:
Net investment income (loss)(B)	0.21	0.25 (C)	0.25	0.23	0.17
Net realized and unrealized gain (loss)	1.93	0.22	(0.18)	1.47	1.96
Total investment operations	2.14	0.47	0.07	1.70	2.13
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.25)	(0.24)	(0.23)	(0.15)
Net realized gains	(1.50)	(1.83)	(0.43)	(0.10)	–
Total dividends and/or distributions to shareholders	(1.76)	(2.08)	(0.67)	(0.33)	(0.15)
Net asset value, end of period/year	$11.52	$11.14	$12.75	$13.35	$11.98
Total return	20.56%	4.38%	0.49%	14.37%	21.40% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$17,286	$10,559	$6,318	$6,311	$1,715
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.81%	0.81%	0.80%	0.82% (E)
Including waiver and/or reimbursement and recapture	0.84%	0.80% (C)	0.81%	0.80%	0.82% (E)
Net investment income (loss) to average net assets	1.91%	2.26% (C)	1.88%	1.80%	1.82% (E)
Portfolio turnover rate	14%	54%	15%	21%	23% (D)
(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class R6
	October 31, 2017	October 31, 2016	October 31, 2015(A)
Net asset value, beginning of period/year	$11.15	$12.75	$13.25
Investment operations:
Net investment income (loss)(B)	0.21	0.27 (C)	0.11
Net realized and unrealized gain (loss)	1.93	0.22	(0.48)
Total investment operations	2.14	0.49	(0.37)
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.26)	(0.13)
Net realized gains	(1.50)	(1.83)	–
Total dividends and/or distributions to shareholders	(1.77)	(2.09)	(0.13)
Net asset value, end of period/year	$11.52	$11.15	$12.75
Total return	20.67%	4.57%	(2.79)% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,524	$474	$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.71%	0.72% (E)
Including waiver and/or reimbursement and recapture	0.74%	0.70% (C)	0.72% (E)
Net investment income (loss) to average net assets	1.90%	2.39% (C)	1.99% (E)
Portfolio turnover rate	14%	54%	15%
(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of year	$10.48	$11.10	$11.73	$11.12	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.11	0.12 (D)	0.07	0.08	0.05
Net realized and unrealized gain (loss)	1.32	(0.23)	0.04 (E)	0.61	1.56
Total investment operations	1.43	(0.11)	0.11	0.69	1.61
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.05)	(0.11)	(0.05)	(0.49)
Net realized gains	–	(0.46)	(0.63)	(0.03)	–
Total dividends and/or distributions to shareholders	(0.14)	(0.51)	(0.74)	(0.08)	(0.49)
Net asset value, end of year	$11.77	$10.48	$11.10	$11.73	$11.12
Total return(F)	13.73%	(0.99)%	0.91%	6.31%	16.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$8,560	$9,348	$14,100	$12,115	$6,456
Expenses to average net assets(G)
Excluding waiver and/or reimbursement and recapture	1.59%	1.33%	1.36%	1.32%	3.94%
Including waiver and/or reimbursement and recapture	1.10%	1.09% (D)	1.10%	1.11%	1.15%
Net investment income (loss) to average net assets(C)	0.96%	1.14% (D)	0.63%	0.70%	0.45%
Portfolio turnover rate(H)	3%	142%	308%	194%	301%
(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.

(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of year	$10.32	$10.96	$11.60	$11.05	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.02	0.04 (D)	(0.01)	(0.00) (E)	(0.03)
Net realized and unrealized gain (loss)	1.30	(0.22)	0.04 (F)	0.60	1.56
Total investment operations	1.32	(0.18)	0.03	0.60	1.53
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	–	(0.04)	(0.02)	(0.48)
Net realized gains	–	(0.46)	(0.63)	(0.03)	–
Total dividends and/or distributions to shareholders	(0.05)	(0.46)	(0.67)	(0.05)	(0.48)
Net asset value, end of year	$11.59	$10.32	$10.96	$11.60	$11.05
Total return(G)	12.82%	(1.64)%	0.15%	5.46%	16.03%
Ratio and supplemental data:
Net assets end of year (000’s)	$7,231	$8,710	$11,492	$7,266	$3,840
Expenses to average net assets(H)
Excluding waiver and/or reimbursement and recapture	2.32%	2.06%	2.12%	2.09%	4.69%
Including waiver and/or reimbursement and recapture	1.85%	1.83% (D)	1.85%	1.85%	1.85%
Net investment income (loss) to average net assets(C)	0.21%	0.37% (D)	(0.13)%	(0.03)%	(0.28)%
Portfolio turnover rate(I)	3%	142%	308%	194%	301%
(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(G)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of year	$10.47	$11.08	$11.71	$11.09	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.13	0.15 (D)	0.10	0.11	0.07
Net realized and unrealized gain (loss)	1.31	(0.23)	0.04 (E)	0.61	1.57
Total investment operations	1.44	(0.08)	0.14	0.72	1.64
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.07)	(0.14)	(0.07)	(0.55)
Net realized gains	–	(0.46)	(0.63)	(0.03)	–
Total dividends and/or distributions to shareholders	(0.17)	(0.53)	(0.77)	(0.10)	(0.55)
Net asset value, end of year	$11.74	$10.47	$11.08	$11.71	$11.09
Total return	13.89%	(0.65)%	1.15%	6.57%	17.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,012	$2,324	$3,889	$3,521	$2,824
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	1.29%	1.03%	1.08%	1.03%	3.63%
Including waiver and/or reimbursement and recapture	0.85%	0.83% (D)	0.85%	0.85%	0.85%
Net investment income (loss) to average net assets(C)	1.21%	1.39% (D)	0.91%	0.98%	0.67%
Portfolio turnover rate(G)	3%	142%	308%	194%	301%
(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.

(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.46	$9.38	$10.48	$10.16	$10.25
Investment operations:
Net investment income (loss)(A)(B)	0.32	0.36 (C)	0.39	0.38	0.34
Net realized and unrealized gain (loss)	0.06	0.32	(0.87)	0.26	0.10
Total investment operations	0.38	0.68	(0.48)	0.64	0.44
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.33)	(0.45)	(0.32)	(0.47)
Net realized gains	–	(0.20)	(0.17)	–	(0.04)
Return of capital	(0.07)	(0.07)	–	–	(0.02)
Total dividends and/or distributions to shareholders	(0.39)	(0.60)	(0.62)	(0.32)	(0.53)
Net asset value, end of year	$9.45	$9.46	$9.38	$10.48	$10.16
Total return(D)	4.12%	7.79%	(4.78)%	6.39%	4.49%
Ratio and supplemental data:
Net assets end of year (000’s)	$97,964	$122,240	$175,092	$259,348	$342,367
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.89%	0.89%	0.89%	0.89%	0.93%
Including waiver and/or reimbursement and recapture	0.89%	0.88% (C)	0.89%	0.87%	0.88%
Net investment income (loss) to average net assets(B)	3.41%	3.89% (C)	3.84%	3.63%	3.32%
Portfolio turnover rate(F)	9%	27%	159%	102%	237%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.42	$9.34	$10.44	$10.12	$10.22
Investment operations:
Net investment income (loss)(A)(B)	0.25	0.28 (C)	0.31	0.29	0.25
Net realized and unrealized gain (loss)	0.06	0.33	(0.87)	0.27	0.11
Total investment operations	0.31	0.61	(0.56)	0.56	0.36
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.28)	(0.37)	(0.24)	(0.40)
Net realized gains	–	(0.20)	(0.17)	–	(0.04)
Return of capital	(0.06)	(0.05)	–	–	(0.02)
Total dividends and/or distributions to shareholders	(0.32)	(0.53)	(0.54)	(0.24)	(0.46)
Net asset value, end of year	$9.41	$9.42	$9.34	$10.44	$10.12
Total return(D)	3.34%	7.00%	(5.53)%	5.61%	3.63%
Ratio and supplemental data:
Net assets end of year (000’s)	$161,999	$210,600	$289,060	$400,142	$464,339
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	1.65%	1.65%	1.65%	1.63%	1.63%
Including waiver and/or reimbursement and recapture	1.65%	1.64% (C)	1.65%	1.63%	1.63%
Net investment income (loss) to average net assets(B)	2.68%	3.11% (C)	3.09%	2.86%	2.54%
Portfolio turnover rate(F)	9%	27%	159%	102%	237%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.46	$9.38	$10.48	$10.16	$10.26
Investment operations:
Net investment income (loss)(A)(B)	0.35	0.39 (C)	0.41	0.40	0.36
Net realized and unrealized gain (loss)	0.06	0.31	(0.87)	0.26	0.10
Total investment operations	0.41	0.70	(0.46)	0.66	0.46
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.35)	(0.47)	(0.34)	(0.50)
Net realized gains	–	(0.20)	(0.17)	–	(0.04)
Return of capital	(0.08)	(0.07)	–	–	(0.02)
Total dividends and/or distributions to shareholders	(0.42)	(0.62)	(0.64)	(0.34)	(0.56)
Net asset value, end of year	$9.45	$9.46	$9.38	$10.48	$10.16
Total return	4.37%	8.06%	(4.56)%	6.64%	4.62%
Ratio and supplemental data:
Net assets end of year (000’s)	$66,235	$83,297	$144,733	$242,703	$270,502
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.66%	0.65%	0.66%	0.64%	0.65%
Including waiver and/or reimbursement and recapture	0.66%	0.64% (C)	0.66%	0.64%	0.67%
Net investment income (loss) to average net assets(B)	3.66%	4.25% (C)	4.05%	3.83%	3.57%
Portfolio turnover rate(E)	9%	27%	159%	102%	237%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.

(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.50	$9.70	$10.75	$10.83	$11.54
Investment operations:
Net investment income (loss)(A)	0.55	0.63 (B)	0.60	0.61	0.56
Net realized and unrealized gain (loss)	0.38	0.49	(1.26)	(0.11)	(0.55)
Total investment operations	0.93	1.12	(0.66)	0.50	0.01
Dividends and/or distributions to shareholders:
Net investment income	(0.51)	(0.30)	(0.39)	(0.58)	(0.47)
Net realized gains	–	–	–	–	(0.25)
Return of capital	–	(0.02)	–	–	–
Total dividends and/or distributions to shareholders	(0.51)	(0.32)	(0.39)	(0.58)	(0.72)
Net asset value, end of year	$10.92	$10.50	$9.70	$10.75	$10.83
Total return(C)	8.96%	11.86%	(6.30)%	4.81%	(0.07)%
Ratio and supplemental data:
Net assets end of year (000’s)	$21,804	$35,765	$59,093	$81,684	$129,805
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.15%	1.11%	1.18%	1.11%
Including waiver and/or reimbursement and recapture	1.12%	1.15% (B)	1.11%	1.18%	1.11%
Net investment income (loss) to average net assets	5.20%	6.39% (B)	5.94%	5.68%	5.02%
Portfolio turnover rate	247%	257%	237%	321%	326%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.43	$9.66	$10.72	$10.80	$11.51
Investment operations:
Net investment income (loss)(A)	0.48	0.55 (B)	0.53	0.54	0.48
Net realized and unrealized gain (loss)	0.36	0.49	(1.26)	(0.11)	(0.54)
Total investment operations	0.84	1.04	(0.73)	0.43	(0.06)
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.25)	(0.33)	(0.51)	(0.40)
Net realized gains	–	–	–	–	(0.25)
Return of capital	–	(0.02)	–	–	–
Total dividends and/or distributions to shareholders	(0.42)	(0.27)	(0.33)	(0.51)	(0.65)
Net asset value, end of year	$10.85	$10.43	$9.66	$10.72	$10.80
Total return(C)	8.26%	11.01%	(7.02)%	4.12%	(0.69)%
Ratio and supplemental data:
Net assets end of year (000’s)	$14,023	$14,363	$17,462	$27,202	$30,547
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.87%	1.89%	1.84%	1.84%	1.81%
Including waiver and/or reimbursement and recapture	1.87%	1.88% (B)	1.84%	1.84%	1.81%
Net investment income (loss) to average net assets	4.53%	5.56% (B)	5.23%	5.02%	4.36%
Portfolio turnover rate	247%	257%	237%	321%	326%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.52	$9.72	$10.78	$10.85	$11.56
Investment operations:
Net investment income (loss)(A)	0.60	0.66 (B)	0.64	0.65	0.60
Net realized and unrealized gain (loss)	0.37	0.49	(1.27)	(0.10)	(0.56)
Total investment operations	0.97	1.15	(0.63)	0.55	0.04
Dividends and/or distributions to shareholders:
Net investment income	(0.54)	(0.33)	(0.43)	(0.62)	(0.50)
Net realized gains	–	–	–	–	(0.25)
Return of capital	–	(0.02)	–	–	–
Total dividends and/or distributions to shareholders	(0.54)	(0.35)	(0.43)	(0.62)	(0.75)
Net asset value, end of year	$10.95	$10.52	$9.72	$10.78	$10.85
Total return	9.33%	12.27%	(6.03)%	5.30%	0.23%
Ratio and supplemental data:
Net assets end of year (000’s)	$682,535	$618,258	$581,888	$340,068	$133,449
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.82%	0.81%	0.81%	0.79%
Including waiver and/or reimbursement and recapture	0.82%	0.82% (B)	0.81%	0.81%	0.79%
Net investment income (loss) to average net assets	5.62%	6.60% (B)	6.39%	6.00%	5.38%
Portfolio turnover rate	247%	257%	237%	321%	326%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Emerging Markets Debt
	Class R6
	October 31, 2017	October 31, 2016	October 31, 2015(A)
Net asset value, beginning of period/year	$10.52	$9.71	$10.37
Investment operations:
Net investment income (loss)(B)	0.64	0.66 (C)	0.28
Net realized and unrealized gain (loss)	0.33	0.51	(0.66)
Total investment operations	0.97	1.17	(0.38)
Dividends and/or distributions to shareholders:
Net investment income	(0.55)	(0.33)	(0.28)
Return of capital	–	(0.03)	–
Total dividends and/or distributions to shareholders	(0.55)	(0.36)	(0.28)
Net asset value, end of period/year	$10.94	$10.52	$9.71
Total return	9.45%	12.36%	(3.71)% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,933	$87	$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.72%	0.71% (E)
Including waiver and/or reimbursement and recapture	0.72%	0.72% (C)	0.71% (E)
Net investment income (loss) to average net assets	5.87%	6.62% (C)	6.66% (E)
Portfolio turnover rate	247%	257%	237%
(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Equity
	Class A
	October 31,2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$8.83	$8.50	$10.25	$10.40	$9.42
Investment operations:
Net investment income (loss)(A)	0.12	0.07 (B)	0.06	0.11	0.12
Net realized and unrealized gain (loss)	2.20	0.34	(1.70)	(0.16)	0.88
Total investment operations	2.32	0.41	(1.64)	(0.05)	1.00
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.08)	(0.11)	(0.10)	(0.02)
Net asset value, end of year	$11.01	$8.83	$8.50	$10.25	$10.40
Total return(C)	26.75%	4.88%	(16.17)%	(0.40)%	10.68%
Ratio and supplemental data:
Net assets end of year (000’s)	$10,421	$2,368	$1,669	$1,495	$805
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.59%	1.73%	1.60%	1.62%	1.60%
Including waiver and/or reimbursement and recapture	1.59%	1.72% (B)	1.60%	1.62%	1.60%
Net investment income (loss) to average net assets	1.16%	0.87% (B)	0.63%	1.05%	1.19%
Portfolio turnover rate	49%	61%	89%	69%	63%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Equity
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$8.74	$8.41	$10.14	$10.32	$9.39
Investment operations:
Net investment income (loss)(A)	0.02	0.02 (B)	0.01	0.04	0.06
Net realized and unrealized gain (loss)	2.22	0.34	(1.70)	(0.15)	0.87
Total investment operations	2.24	0.36	(1.69)	(0.11)	0.93
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.03)	(0.04)	(0.07)	–
Net asset value, end of year	$10.89	$8.74	$8.41	$10.14	$10.32
Total return(C)	25.97%	4.28%	(16.73)%	(1.05)%	9.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,552	$1,846	$1,882	$1,424	$916
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.28%	2.33%	2.28%	2.29%	2.23%
Including waiver and/or reimbursement and recapture	2.28%	2.32% (B)	2.28%	2.29%	2.23%
Net investment income (loss) to average net assets	0.23%	0.23% (B)	0.08%	0.36%	0.57%
Portfolio turnover rate	49%	61%	89%	69%	63%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Equity
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$8.88	$8.55	$10.30	$10.43	$9.43
Investment operations:
Net investment income (loss)(A)	0.17	0.08 (B)	0.10	0.12	0.17
Net realized and unrealized gain (loss)	2.19	0.36	(1.72)	(0.13)	0.87
Total investment operations	2.36	0.44	(1.62)	(0.01)	1.04
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.11)	(0.13)	(0.12)	(0.04)
Net asset value, end of year	$11.07	$8.88	$8.55	$10.30	$10.43
Total return	27.20%	5.30%	(15.89)%	(0.04)%	11.03%
Ratio and supplemental data:
Net assets end of year (000’s)	$8,072	$476	$1,281	$1,147	$505
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.27%	1.31%	1.25%	1.29%	1.26%
Including waiver and/or reimbursement and recapture	1.27%	1.31% (B)	1.25%	1.29%	1.26%
Net investment income (loss) to average net assets	1.64%	1.04% (B)	1.01%	1.22%	1.74%
Portfolio turnover rate	49%	61%	89%	69%	63%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period indicated:	Transamerica Event Driven
Class I
October 31, 2017(A)
Net asset value, beginning of period	$9.78
Investment operations:
Net investment income (loss)(B)(C)	0.10
Net realized and unrealized gain (loss)	0.60
Total investment operations	0.70
Dividends and/or distributions to shareholders:
Net investment income	(0.02)
Net asset value, end of period	$10.46
Total return	7.19% (D)
Ratio and supplemental data:
Net assets end of period (000’s)	$60
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.81% (F)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.44% (F)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees from borrowings from securities sold short	1.38% (F)
Net investment income (loss) to average net assets(C)	1.03% (F)
Portfolio turnover rate(G)	633%
(A)	Commenced operations on November 11, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.31	$9.22	$9.46	$9.38	$9.37
Investment operations:
Net investment income (loss)(A)	0.33	0.36 (B)	0.28	0.29	0.41
Net realized and unrealized gain (loss)	0.05	0.07	(0.23)	0.08	0.03
Total investment operations	0.38	0.43	0.05	0.37	0.44
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.34)	(0.29)	(0.29)	(0.43)
Net asset value, end of year	$9.34	$9.31	$9.22	$9.46	$9.38
Total return(C)	4.12%	4.78%	0.56%	3.98%	4.85%
Ratio and supplemental data:
Net assets end of year (000’s)	$83,251	$86,305	$68,304	$73,829	$78,512
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.93%	0.88%	0.91%	1.00%
Including waiver and/or reimbursement and recapture	0.97%	0.91% (B)	0.88%	0.89%	0.95%
Net investment income (loss) to average net assets	3.59%	3.92% (B)	3.03%	3.04%	4.32%
Portfolio turnover rate	34%	47%	27%	26%	32%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class B
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.32	$9.22	$9.46	$9.39	$9.37
Investment operations:
Net investment income (loss)(A)	0.25	0.28 (B)	0.21	0.21	0.32
Net realized and unrealized gain (loss)	0.05	0.08	(0.24)	0.07	0.05
Total investment operations	0.30	0.36	(0.03)	0.28	0.37
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.26)	(0.21)	(0.21)	(0.35)
Net asset value, end of year	$9.35	$9.32	$9.22	$9.46	$9.39
Total return(C)	3.20%	3.95%	(0.28)%	2.98%	4.00%
Ratio and supplemental data:
Net assets end of year (000’s)	$531	$1,355	$2,164	$3,644	$4,819
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.87%	1.80%	1.71%	1.72%	1.85%
Including waiver and/or reimbursement and recapture	1.85%	1.79% (B)	1.71%	1.72%	1.85%
Net investment income (loss) to average net assets	2.69%	3.03% (B)	2.18%	2.24%	3.42%
Portfolio turnover rate	34%	47%	27%	26%	32%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.25	$9.16	$9.40	$9.32	$9.31
Investment operations:
Net investment income (loss)(A)	0.27	0.29 (B)	0.22	0.22	0.34
Net realized and unrealized gain (loss)	0.05	0.07	(0.23)	0.08	0.04
Total investment operations	0.32	0.36	(0.01)	0.30	0.38
Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.27)	(0.23)	(0.22)	(0.37)
Net asset value, end of year	$9.28	$9.25	$9.16	$9.40	$9.32
Total return(C)	3.41%	4.18%	(0.15)%	3.26%	4.10%
Ratio and supplemental data:
Net assets end of year (000’s)	$49,394	$60,126	$64,995	$68,629	$71,692
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.65%	1.64%	1.59%	1.60%	1.67%
Including waiver and/or reimbursement and recapture	1.65%	1.62% (B)	1.59%	1.60%	1.67%
Net investment income (loss) to average net assets	2.90%	3.20% (B)	2.32%	2.33%	3.60%
Portfolio turnover rate	34%	47%	27%	26%	32%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.32	$9.23	$9.47	$9.39	$9.38
Investment operations:
Net investment income (loss)(A)	0.36	0.38 (B)	0.31	0.31	0.43
Net realized and unrealized gain (loss)	0.06	0.07	(0.23)	0.08	0.04
Total investment operations	0.42	0.45	0.08	0.39	0.47
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.36)	(0.32)	(0.31)	(0.46)
Net asset value, end of year	$9.36	$9.32	$9.23	$9.47	$9.39
Total return	4.54%	5.05%	0.84%	4.25%	5.13%
Ratio and supplemental data:
Net assets end of year (000’s)	$181,977	$162,875	$55,370	$42,545	$33,036
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.67%	0.67%	0.61%	0.62%	0.68%
Including waiver and/or reimbursement and recapture	0.67%	0.65% (B)	0.61%	0.62%	0.68%
Net investment income (loss) to average net assets	3.88%	4.20% (B)	3.33%	3.29%	4.58%
Portfolio turnover rate	34%	47%	27%	26%	32%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Flexible Income
	Class R6
	October 31, 2017	October 31, 2016	October 31, 2015(A)
Net asset value, beginning of period/year	$9.32	$9.23	$9.45
Investment operations:
Net investment income (loss)(B)	0.37	0.40 (C)	0.14
Net realized and unrealized gain (loss)	0.06	0.06	(0.21)
Total investment operations	0.43	0.46	(0.07)
Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.37)	(0.15)
Net asset value, end of period/year	$9.36	$9.32	$9.23
Total return	4.65%	5.16%	(0.79)% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,283	$3,028	$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.56%	0.55%	0.52% (E)
Including waiver and/or reimbursement and recapture	0.56%	0.52% (C)	0.52% (E)
Net investment income (loss) to average net assets	4.01%	4.38% (C)	3.55% (E)
Portfolio turnover rate	34%	47%	27% (D)
(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of year	$9.95	$9.82	$9.92	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.38	0.40 (D)	0.34	0.31
Net realized and unrealized gain (loss)	0.03	0.12	(0.08)	(0.10)
Total investment operations	0.41	0.52	0.26	0.21
Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.39)	(0.35)	(0.29)
Net realized gains	–	–	(0.01)	–
Total dividends and/or distributions to shareholders	(0.39)	(0.39)	(0.36)	(0.29)
Net asset value, end of year	$9.97	$9.95	$9.82	$9.92
Total return(E)	4.14%	5.50%	2.73%	2.17%
Ratio and supplemental data:
Net assets end of year (000’s)	$38,312	$6,327	$3,360	$633
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	1.08%	1.11%	1.11%	1.21%
Including waiver and/or reimbursement and recapture	1.05%	1.05% (D)	1.05%	1.06%
Net investment income (loss) to average net assets(C)	3.79%	4.05% (D)	3.46%	3.08%
Portfolio turnover rate(G)	55%	50%	41%	73%
(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of year	$9.95	$9.82	$9.92	$10.00
Investment operations:
Net investment income (loss)(B)(D)	0.30	0.32 (C)	0.27	0.24
Net realized and unrealized gain (loss)	0.04	0.13	(0.08)	(0.10)
Total investment operations	0.34	0.45	0.19	0.14
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.32)	(0.28)	(0.22)
Net realized gains	–	–	(0.01)	–
Total dividends and/or distributions to shareholders	(0.32)	(0.32)	(0.29)	(0.22)
Net asset value, end of year	$9.97	$9.95	$9.82	$9.92
Total return(E)	3.36%	4.70%	1.98%	1.43%
Ratio and supplemental data:
Net assets end of year (000’s)	$17,549	$6,669	$2,904	$1,672
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	1.83%	1.84%	1.86%	1.97%
Including waiver and/or reimbursement and recapture	1.80%	1.80% (C)	1.80%	1.80%
Net investment income (loss) to average net assets(D)	3.05%	3.30% (C)	2.78%	2.45%
Portfolio turnover rate(G)	55%	50%	41%	73%
(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of year	$9.92	$9.79	$9.92	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.40	0.41 (D)	0.35	0.33
Net realized and unrealized gain (loss)	0.04	0.14	(0.09)	(0.09)
Total investment operations	0.44	0.55	0.26	0.24
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.42)	(0.38)	(0.32)
Net realized gains	–	–	(0.01)	–
Total dividends and/or distributions to shareholders	(0.42)	(0.42)	(0.39)	(0.32)
Net asset value, end of year	$9.94	$9.92	$9.79	$9.92
Total return	4.40%	5.75%	2.66%	2.45%
Ratio and supplemental data:
Net assets end of year (000’s)	$72,316	$13,061	$787	$412
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.85%	0.85%	0.87%	0.97%
Including waiver and/or reimbursement and recapture	0.80%	0.80% (D)	0.80%	0.80%
Net investment income (loss) to average net assets(C)	4.02%	4.21% (D)	3.57%	3.27%
Portfolio turnover rate(F)	55%	50%	41%	73%
(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.

(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$11.14	$11.15	$11.08	$10.96	$9.22
Investment operations:
Net investment income (loss)(A)	0.08	0.08 (B)	0.05 (C)	0.18 (C)	0.11 (C)
Net realized and unrealized gain (loss)	2.64	(0.09)	0.02	0.10	1.73
Total investment operations	2.72	(0.01)	0.07	0.28	1.84
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	–	–	(0.16)	(0.10)
Net asset value, end of year	$13.58	$11.14	$11.15	$11.08	$10.96
Total return(D)	24.92%	(0.09)%	0.63%	2.54%	20.08%
Ratio and supplemental data:
Net assets end of year (000’s)	$42,264	$39,699	$48,311	$56,663	$82,534
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.49%	1.39%	1.36% (E)	0.75% (E)	0.69% (E)
Including waiver and/or reimbursement and recapture	1.35%	1.34% (B)	1.35% (E)	0.74% (E)	0.69% (E)
Net investment income (loss) to average net assets	0.68%	0.74% (B)	0.46% (C)	1.64% (C)	1.09% (C)
Portfolio turnover rate	38%	63%	51% (F)	150% (F)	18% (F)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class B
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.90	$10.99	$11.00	$10.89	$9.16
Investment operations:
Net investment income (loss)(A)	(0.01)	0.00 (B),(C)	(0.03) (D)	0.10 (D)	0.04 (D)
Net realized and unrealized gain (loss)	2.59	(0.09)	0.02	0.08	1.71
Total investment operations	2.58	(0.09)	(0.01)	0.18	1.75
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	–	–	(0.07)	(0.02)
Net asset value, end of year	$13.33	$10.90	$10.99	$11.00	$10.89
Total return(E)	23.96%	(0.82)%	(0.09)%	1.64%	19.11%
Ratio and supplemental data:
Net assets end of year (000’s)	$910	$1,642	$3,380	$6,460	$9,191
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.44%	2.31%	2.27% (F)	1.63% (F)	1.54% (F)
Including waiver and/or reimbursement and recapture	2.10%	2.09% (C)	2.10% (F)	1.53% (F)	1.45% (F)
Net investment income (loss) to average net assets	(0.08)%	0.03% (C)	(0.28)% (D)	0.95% (D)	0.37% (D)
Portfolio turnover rate	38%	63%	51% (G)	150% (G)	18% (G)
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Total return has been calculated without deduction of the contingent deferred maximum sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.89	$10.98	$10.99	$10.88	$9.15
Investment operations:
Net investment income (loss)(A)	(0.01)	(0.00) (B),(C)	(0.03) (D)	0.09 (D)	0.04 (D)
Net realized and unrealized gain (loss)	2.58	(0.09)	0.02	0.10	1.72
Total investment operations	2.57	(0.09)	(0.01)	0.19	1.76
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	–	–	(0.08)	(0.03)
Net asset value, end of year	$13.27	$10.89	$10.98	$10.99	$10.88
Total return(E)	23.90%	(0.82)%	(0.09)%	1.73%	19.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$44,450	$48,720	$61,427	$74,772	$88,681
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.21%	2.13%	2.10% (F)	1.49% (F)	1.40% (F)
Including waiver and/or reimbursement and recapture	2.10%	2.09% (C)	2.10% (F),(G)	1.47% (F)	1.40% (F)
Net investment income (loss) to average net assets	(0.07)%	(0.01)% (C)	(0.29)% (D)	0.87% (D)	0.40% (D)
Portfolio turnover rate	38%	63%	51% (H)	150% (H)	18% (H)
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$11.19	$11.17	$11.06	$10.96	$9.23
Investment operations:
Net investment income (loss)(A)	0.11	0.11 (B)	0.09 (C)	0.21 (C)	0.14 (C)
Net realized and unrealized gain (loss)	2.64	(0.08)	0.02	0.09	1.73
Total investment operations	2.75	0.03	0.11	0.30	1.87
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.01)	–	(0.20)	(0.14)
Net asset value, end of year	$13.61	$11.19	$11.17	$11.06	$10.96
Total return	25.20%	0.24%	0.99%	2.75%	20.53%
Ratio and supplemental data:
Net assets end of year (000’s)	$34,572	$28,605	$37,576	$33,329	$32,954
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.14%	1.04%	1.03% (D)	0.46% (D)	0.31% (D)
Including waiver and/or reimbursement and recapture	1.10%	1.02% (B)	1.04% (D)	0.44% (D)	0.31% (D)
Net investment income (loss) to average net assets	0.93%	1.04% (B)	0.78% (C)	1.88% (C)	1.39% (C)
Portfolio turnover rate	38%	63%	51% (E)	150% (E)	18% (E)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31,2014	October 31, 2013
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(A)	0.00 (B)	0.00 (B),(C)	0.00 (B)	0.00 (B)	0.00 (B)
Total investment operations	0.00 (B)	0.00 (B)	0.00 (B)	0.00 (B)	0.00 (B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00) (B)	(0.00) (B)	(0.00) (B)	(0.00) (B)	(0.00) (B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(D)	0.01%	0.01%	0.01%	0.01%	0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$191,477	$192,607	$105,532	$100,310	$90,423
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.87%	1.07%	1.09%	1.09%
Including waiver and/or reimbursement and recapture(E)	0.82%	0.43% (C)	0.27%	0.22%	0.24%
Net investment income (loss) to average net assets	0.01%	0.01% (C)	0.00% (F)	0.01%	0.00% (F)
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(F)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class B
	October 31, 2017	October 31, 2016	October 31, 2015	October 31,2014	October 31, 2013
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(A)	0.00 (B)	0.00 (B),(C)	0.00 (B)	0.00 (B)	0.00 (B)
Total investment operations	0.00 (B)	0.00 (B)	0.00 (B)	0.00 (B)	0.00 (B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00) (B)	(0.00) (B)	(0.00) (B)	(0.00) (B)	(0.00) (B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(D)	0.01%	0.01%	0.01%	0.01%	0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$764	$1,383	$2,418	$3,820	$6,189
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.80%	1.79%	1.83%	1.86%	1.82%
Including waiver and/or reimbursement and recapture(E)	0.79%	0.43% (C)	0.26%	0.22%	0.24%
Net investment income (loss) to average net assets	0.01%	0.01% (C)	0.01%	0.01%	0.00% (F)
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(F)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(A)	0.00 (B)	0.00 (B),(C)	0.00 (B)	0.00 (B)	0.00 (B)
Total investment operations	0.00 (B)	0.00 (B)	0.00 (B)	0.00 (B)	0.00 (B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00) (B)	(0.00) (B)	(0.00) (B)	(0.00) (B)	(0.00) (B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(D)	0.01%	0.01%	0.01%	0.01%	0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$19,707	$22,189	$21,500	$24,180	$30,196
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.56%	1.61%	1.68%	1.67%	1.64%
Including waiver and/or reimbursement and recapture(E)	0.81%	0.43% (C)	0.27%	0.22%	0.24%
Net investment income (loss) to average net assets	0.01%	0.01% (C)	0.00% (F)	0.01%	0.00% (F)
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(F)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(A)	0.00 (B)	0.00 (B),(C)	0.00 (B)	0.00 (B)	0.00 (B)
Total investment operations	0.00 (B)	0.00 (B)	0.00 (B)	0.00 (B)	0.00 (B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00) (B)	(0.00) (B)	(0.00) (B)	(0.00) (B)	(0.00) (B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.01%	0.02%	0.01%	0.04%
Ratio and supplemental data:
Net assets end of year (000’s)	$21,578	$21,185	$18,529	$19,325	$22,305
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%	0.69%	0.78%	0.77%	0.71%
Including waiver and/or reimbursement and recapture(D)	0.82%	0.43% (C)	0.26%	0.21%	0.21%
Net investment income (loss) to average net assets	0.01%	0.01% (C)	0.01%	0.02%	0.04%
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the period and years indicated:	Transamerica Growth
	Class R6
	October 31, 2017	October 31, 2016	October 31, 2015(A)
Net asset value, beginning of period/year	$13.02	$15.06	$14.59
Investment operations:
Net investment income (loss)(B)	(0.01)	(0.00) (C),(D)	(0.02)
Net realized and unrealized gain (loss)	3.42	(0.15)	0.49
Total investment operations	3.41	(0.15)	0.47
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	–	–
Net realized gains	(2.57)	(1.89)	–
Total dividends and/or distributions to shareholders	(2.58)	(1.89)	–
Net asset value, end of period/year	$13.85	$13.02	$15.06
Total return	32.29%	(1.13)%	3.22% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$8,586	$2,287	$52
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.85%	0.84% (F)
Including waiver and/or reimbursement and recapture	0.87%	0.83% (D)	0.84% (F)
Net investment income (loss) to average net assets	(0.05)%	(0.03)% (D)	(0.31)% (F)
Portfolio turnover rate	50%	36%	33%
(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.06	$8.97	$9.68	$9.75	$9.59
Investment operations:
Net investment income (loss)(A)	0.48	0.49 (B)	0.48	0.50	0.54
Net realized and unrealized gain (loss)	0.30	0.10	(0.58)	0.05	0.17
Total investment operations	0.78	0.59	(0.10)	0.55	0.71
Dividends and/or distributions to shareholders:
Net investment income	(0.50)	(0.50)	(0.49)	(0.49)	(0.55)
Net realized gains	–	–	(0.12)	(0.13)	–
Total dividends and/or distributions to shareholders	(0.50)	(0.50)	(0.61)	(0.62)	(0.55)
Net asset value, end of year	$9.34	$9.06	$8.97	$9.68	$9.75
Total return(C)	8.63%	6.95%	(1.11)%	5.85%	7.58%
Ratio and supplemental data:
Net assets end of year (000’s)	$104,904	$114,761	$127,509	$135,250	$404,077
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%	1.02%	1.00%	0.97%	1.04%
Including waiver and/or reimbursement and recapture	1.04%	1.01% (B)	1.00%	0.97%	1.04%
Net investment income (loss) to average net assets	5.24%	5.64% (B)	5.14%	5.10%	5.49%
Portfolio turnover rate	39%	49%	61%	48%	64%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class B
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.07	$8.97	$9.69	$9.76	$9.60
Investment operations:
Net investment income (loss)(A)	0.41	0.42 (B)	0.40	0.42	0.46
Net realized and unrealized gain (loss)	0.29	0.10	(0.59)	0.05	0.17
Total investment operations	0.70	0.52	(0.19)	0.47	0.63
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.42)	(0.41)	(0.41)	(0.47)
Net realized gains	–	–	(0.12)	(0.13)	–
Total dividends and/or distributions to shareholders	(0.42)	(0.42)	(0.53)	(0.54)	(0.47)
Net asset value, end of year	$9.35	$9.07	$8.97	$9.69	$9.76
Total return(C)	7.75%	6.18%	(2.03)%	4.99%	6.69%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,307	$2,723	$3,977	$6,435	$8,234
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.85%	1.83%	1.80%	1.80%	1.83%
Including waiver and/or reimbursement and recapture	1.85%	1.82% (B)	1.80%	1.80%	1.83%
Net investment income (loss) to average net assets	4.43%	4.86% (B)	4.32%	4.28%	4.72%
Portfolio turnover rate	39%	49%	61%	48%	64%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.02	$8.92	$9.64	$9.72	$9.56
Investment operations:
Net investment income (loss)(A)	0.42	0.43 (B)	0.41	0.42	0.47
Net realized and unrealized gain (loss)	0.29	0.10	(0.59)	0.05	0.17
Total investment operations	0.71	0.53	(0.18)	0.47	0.64
Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.43)	(0.42)	(0.42)	(0.48)
Net realized gains	–	–	(0.12)	(0.13)	–
Total dividends and/or distributions to shareholders	(0.43)	(0.43)	(0.54)	(0.55)	(0.48)
Net asset value, end of year	$9.30	$9.02	$8.92	$9.64	$9.72
Total return(C)	7.91%	6.34%	(1.95)%	4.98%	6.80%
Ratio and supplemental data:
Net assets end of year (000’s)	$46,129	$51,787	$58,147	$69,198	$75,630
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.73%	1.74%	1.74%	1.74%	1.77%
Including waiver and/or reimbursement and recapture	1.73%	1.73% (B)	1.74%	1.74%	1.77%
Net investment income (loss) to average net assets	4.56%	4.93% (B)	4.41%	4.33%	4.78%
Portfolio turnover rate	39%	49%	61%	48%	64%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.13	$9.03	$9.74	$9.82	$9.66
Investment operations:
Net investment income (loss)(A)	0.52	0.52 (B)	0.51	0.52	0.57
Net realized and unrealized gain (loss)	0.28	0.10	(0.59)	0.05	0.17
Total investment operations	0.80	0.62	(0.08)	0.57	0.74
Dividends and/or distributions to shareholders:
Net investment income	(0.53)	(0.52)	(0.51)	(0.52)	(0.58)
Net realized gains	–	–	(0.12)	(0.13)	–
Total dividends and/or distributions to shareholders	(0.53)	(0.52)	(0.63)	(0.65)	(0.58)
Net asset value, end of year	$9.40	$9.13	$9.03	$9.74	$9.82
Total return	8.83%	7.33%	(0.85)%	5.95%	7.80%
Ratio and supplemental data:
Net assets end of year (000’s)	$164,626	$155,777	$127,675	$305,992	$82,840
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.73%	0.74%	0.75%	0.79%
Including waiver and/or reimbursement and recapture	0.73%	0.72% (B)	0.74%	0.75%	0.79%
Net investment income (loss) to average net assets	5.54%	5.86% (B)	5.32%	5.32%	5.78%
Portfolio turnover rate	39%	49%	61%	48%	64%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica High Yield Bond
	Class R6
	October 31, 2017	October 31, 2016	October 31, 2015(A)
Net asset value, beginning of period/year	$9.15	$9.05	$9.56
Investment operations:
Net investment income (loss)(B)	0.54	0.52 (C)	0.22
Net realized and unrealized gain (loss)	0.28	0.11	(0.51)
Total investment operations	0.82	0.63	(0.29)
Dividends and/or distributions to shareholders:
Net investment income	(0.54)	(0.53)	(0.22)
Net asset value, end of period/year	$9.43	$9.15	$9.05
Total return	9.06%	7.43%	(3.04)% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$34,335	$4,086	$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%	0.63%	0.63% (E)
Including waiver and/or reimbursement and recapture	0.63%	0.61% (C)	0.63% (E)
Net investment income (loss) to average net assets	5.73%	5.81% (C)	5.64% (E)
Portfolio turnover rate	39%	49%	61%
(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$11.88	$11.47	$11.46	$10.21	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.34	0.31 (D)	0.33	0.34	0.09
Net realized and unrealized gain (loss)	(0.11)	0.47	0.36	1.31	0.21
Total investment operations	0.23	0.78	0.69	1.65	0.30
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.30)	(0.32)	(0.38)	(0.09)
Net realized gains	(0.16)	(0.07)	(0.36)	(0.02)	–
Total dividends and/or distributions to shareholders	(0.51)	(0.37)	(0.68)	(0.40)	(0.09)
Net asset value, end of period/year	$11.60	$11.88	$11.47	$11.46	$10.21
Total return(E)	2.26%	6.72%	6.24%	16.49%	2.96% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$34,191	$58,848	$24,700	$4,492	$262
Expenses to average net assets(G)
Excluding waiver and/or reimbursement and recapture	1.04%	0.98%	1.29%	2.27%	43.10% (H)
Including waiver and/or reimbursement and recapture	0.91%	0.91% (D)	0.91%	0.91%	0.91% (H)
Net investment income (loss) to average net assets(C)	3.02%	2.59% (D)	2.88%	3.11%	3.50% (H)
Portfolio turnover rate(I)	115%	61%	78%	266%	52% (F)
(A)	Commenced operations on July 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$11.88	$11.48	$11.47	$10.21	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.28	0.24 (D)	0.26	0.34	0.07
Net realized and unrealized gain (loss)	(0.11)	0.46	0.37	1.26	0.21
Total investment operations	0.17	0.70	0.63	1.60	0.28
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.23)	(0.26)	(0.32)	(0.07)
Net realized gains	(0.16)	(0.07)	(0.36)	(0.02)	–
Total dividends and/or distributions to shareholders	(0.44)	(0.30)	(0.62)	(0.34)	(0.07)
Net asset value, end of period/year	$11.61	$11.88	$11.48	$11.47	$10.21
Total return(E)	1.64%	6.12%	5.62%	15.94%	2.83% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,109	$13,670	$3,708	$1,398	$496
Expenses to average net assets(G)
Excluding waiver and/or reimbursement and recapture	1.80%	1.73%	2.04%	2.98%	43.79% (H)
Including waiver and/or reimbursement and recapture	1.51%	1.51% (D)	1.51%	1.51%	1.51% (H)
Net investment income (loss) to average net assets(C)	2.42%	2.02% (D)	2.31%	3.08%	2.88% (H)
Portfolio turnover rate(I)	115%	61%	78%	266%	52% (F)
(A)	Commenced operations on July 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$11.89	$11.48	$11.47	$10.21	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.36	0.33 (D)	0.34	0.43	0.09
Net realized and unrealized gain (loss)	(0.10)	0.46	0.37	1.25	0.21
Total investment operations	0.26	0.79	0.71	1.68	0.30
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.31)	(0.34)	(0.40)	(0.09)
Net realized gains	(0.16)	(0.07)	(0.36)	(0.02)	–
Total dividends and/or distributions to shareholders	(0.53)	(0.38)	(0.70)	(0.42)	(0.09)
Net asset value, end of period/year	$11.62	$11.89	$11.48	$11.47	$10.21
Total return	2.41%	6.96%	6.38%	16.76%	3.00% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$57,151	$55,795	$19,085	$5,042	$258
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	0.83%	0.77%	1.07%	2.04%	42.89% (G)
Including waiver and/or reimbursement and recapture	0.76%	0.76% (D)	0.76%	0.76%	0.76% (G)
Net investment income (loss) to average net assets(C)	3.17%	2.76% (D)	3.04%	3.91%	3.64% (G)
Portfolio turnover rate(H)	115%	61%	78%	266%	52% (E)
(A)	Commenced operations on July 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$9.99	$9.57	$9.95	$10.00
Investment operations:
Net investment income (loss)(B)	0.14	0.08 (C)	0.00 (D)	0.16
Net realized and unrealized gain (loss)	(0.03)	0.34	(0.34)	(0.06)
Total investment operations	0.11	0.42	(0.34)	0.10
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	–	(0.02)	(0.15)
Net realized gains	–	–	(0.01)	–
Return of capital	–	–	(0.01)	–
Total dividends and/or distributions to shareholders	(0.13)	–	(0.04)	(0.15)
Net asset value, end of period/year	$9.97	$9.99	$9.57	$9.95
Total return(E)	1.11%	4.39%	(3.48)%	1.01% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$634	$645	$516	$299
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.55%	1.00%	0.99%	1.01% (G)
Including waiver and/or reimbursement and recapture	1.00%	0.99% (C)	1.00%	1.00% (G)
Net investment income (loss) to average net assets	1.39%	0.81% (C)	0.01%	2.30% (G)
Portfolio turnover rate	41%	39%	35%	57% (F)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$9.84	$9.50	$9.94	$10.00
Investment operations:
Net investment income (loss)(B)	0.07	0.01 (C)	(0.08)	0.09
Net realized and unrealized gain (loss)	(0.03)	0.33	(0.34)	(0.04)
Total investment operations	0.04	0.34	(0.42)	0.05
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	–	(0.01)	(0.11)
Net realized gains	–	–	(0.01)	–
Return of capital	–	–	(0.00) (D)	–
Total dividends and/or distributions to shareholders	(0.07)	–	(0.02)	(0.11)
Net asset value, end of period/year	$9.81	$9.84	$9.50	$9.94
Total return(E)	0.46%	3.58%	(4.22)%	0.52% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$709	$517	$371	$380
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.80%	1.77%	1.77%	1.77% (G)
Including waiver and/or reimbursement and recapture	1.75%	1.74% (C)	1.75%	1.75% (G)
Net investment income (loss) to average net assets	0.70%	0.12% (C)	(0.85)%	1.39% (G)
Portfolio turnover rate	41%	39%	35%	57% (F)
(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$10.03	$9.59	$9.95	$10.00
Investment operations:
Net investment income (loss)(B)	0.17	0.10 (C)	0.01	0.18
Net realized and unrealized gain (loss)	(0.03)	0.34	(0.33)	(0.06)
Total investment operations	0.14	0.44	(0.32)	0.12
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	–	(0.02)	(0.17)
Net realized gains	–	–	(0.01)	–
Return of capital	–	–	(0.01)	–
Total dividends and/or distributions to shareholders	(0.14)	–	(0.04)	(0.17)
Net asset value, end of period/year	$10.03	$10.03	$9.59	$9.95
Total return	1.47%	4.59%	(3.22)%	1.16% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$270	$1,336	$259	$277
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.79%	0.78%	0.84% (E)
Including waiver and/or reimbursement and recapture	0.75%	0.74% (C)	0.75%	0.75% (E)
Net investment income (loss) to average net assets	1.76%	0.98% (C)	0.05%	2.67% (E)
Portfolio turnover rate	41%	39%	35%	57% (D)
(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Inflation Opportunities
	Class R6
	October 31, 2017	October 31, 2016(A)
Net asset value, beginning of period/year	$10.05	$9.92
Investment operations:
Net investment income (loss)(B)	0.17	0.03 (C)
Net realized and unrealized gain (loss)	(0.02)	0.10
Total investment operations	0.15	0.13
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	–
Net asset value, end of period/year	$10.05	$10.05
Total return	1.53%	1.31% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$51	$51
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%	0.66% (E)
Including waiver and/or reimbursement and recapture	0.70%	0.64% (C),(E)
Net investment income (loss) to average net assets	1.69%	1.15% (C),(E)
Portfolio turnover rate	41%	39%
(A)	Commenced operations on July 25, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Intermediate Muni
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of year	$11.57	$11.31	$11.16	$10.37	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.23	0.21 (D)	0.19	0.25	0.22
Net realized and unrealized gain (loss)	(0.10)	0.30	0.29	0.78	0.38 (E)
Total investment operations	0.13	0.51	0.48	1.03	0.60
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.20)	(0.18)	(0.24)	(0.23)
Net realized gains	(0.07)	(0.05)	(0.15)	–	–
Total dividends and/or distributions to shareholders	(0.30)	(0.25)	(0.33)	(0.24)	(0.23)
Net asset value, end of year	$11.40	$11.57	$11.31	$11.16	$10.37
Total return(F)	1.20%	4.58%	4.37%	10.05%	6.05%
Ratio and supplemental data:
Net assets end of year (000’s)	$312,347	$426,748	$117,387	$35,974	$6,241
Expenses to average net assets(G)
Excluding waiver and/or reimbursement and recapture	0.78%	0.78%	0.89%	1.12%	2.36%
Including waiver and/or reimbursement and recapture	0.68%	0.68% (D)	0.86%	0.86%	0.86%
Net investment income (loss) to average net assets(C)	2.00%	1.79% (D)	1.69%	2.27%	2.12%
Portfolio turnover rate(H)	55%	34%	55%	107%	111%
(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Intermediate Muni
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of year	$11.54	$11.28	$11.14	$10.36	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.16	0.14 (D)	0.12	0.18	0.15
Net realized and unrealized gain (loss)	(0.09)	0.31	0.29	0.78	0.39 (E)
Total investment operations	0.07	0.45	0.41	0.96	0.54
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.14)	(0.12)	(0.18)	(0.18)
Net realized gains	(0.07)	(0.05)	(0.15)	–	–
Total dividends and/or distributions to shareholders	(0.23)	(0.19)	(0.27)	(0.18)	(0.18)
Net asset value, end of year	$11.38	$11.54	$11.28	$11.14	$10.36
Total return(F)	0.67%	4.00%	3.70%	9.35%	5.42%
Ratio and supplemental data:
Net assets end of year (000’s)	$180,744	$199,784	$47,543	$9,960	$1,778
Expenses to average net assets(G)
Excluding waiver and/or reimbursement and recapture	1.54%	1.53%	1.65%	1.87%	3.08%
Including waiver and/or reimbursement and recapture	1.29%	1.29% (D)	1.46%	1.46%	1.46%
Net investment income (loss) to average net assets(C)	1.39%	1.18% (D)	1.09%	1.69%	1.47%
Portfolio turnover rate(H)	55%	34%	55%	107%	111%
(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Intermediate Muni
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of year	$11.62	$11.36	$11.20	$10.41	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.24	0.22 (D)	0.20	0.26	0.23
Net realized and unrealized gain (loss)	(0.09)	0.30	0.31	0.78	0.38 (E)
Total investment operations	0.15	0.52	0.51	1.04	0.61
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.21)	(0.20)	(0.25)	(0.20)
Net realized gains	(0.07)	(0.05)	(0.15)	–	–
Total dividends and/or distributions to shareholders	(0.31)	(0.26)	(0.35)	(0.25)	(0.20)
Net asset value, end of year	$11.46	$11.62	$11.36	$11.20	$10.41
Total return	1.39%	4.62%	4.59%	10.16%	6.10%
Ratio and supplemental data:
Net assets end of year (000’s)	$914,290	$833,151	$215,560	$22,007	$6,632
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	0.59%	0.59%	0.70%	0.92%	2.12%
Including waiver and/or reimbursement and recapture	0.59%	0.61% (D)	0.71%	0.71%	0.71%
Net investment income (loss) to average net assets(C)	2.09%	1.86% (D)	1.82%	2.44%	2.21%
Portfolio turnover rate(G)	55%	34%	55%	107%	111%
(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$16.49	$17.37	$17.61	$18.44	$14.57
Investment operations:
Net investment income (loss)(A)	0.43	0.29 (B)	0.33	0.48	0.30
Net realized and unrealized gain (loss)	2.61	(0.78)	(0.00) (C)	(0.58)	3.81
Total investment operations	3.04	(0.49)	0.33	(0.10)	4.11
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.30)	(0.29)	(0.34)	(0.24)
Net realized gains	(0.04)	(0.09)	(0.28)	(0.39)	–
Total dividends and/or distributions to shareholders	(0.24)	(0.39)	(0.57)	(0.73)	(0.24)
Net asset value, end of year	$19.29	$16.49	$17.37	$17.61	$18.44
Total return(D)	18.72%	(2.83)%	1.94%	(0.51)%	28.61%
Ratio and supplemental data:
Net assets end of year (000’s)	$274,610	$313,394	$249,773	$61,566	$21,102
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20%	1.24%	1.42%	1.29%	1.42%
Including waiver and/or reimbursement and recapture	1.20%	1.30% (B)	1.32%	1.29%	1.42%
Net investment income (loss) to average net assets	2.43%	1.78% (B)	1.87%	2.62%	1.82%
Portfolio turnover rate	22%	19%	21%	19%	34%
(A)	Calculated based on average number of shares outstanding.

(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$16.22	$17.11	$17.34	$18.21	$14.45
Investment operations:
Net investment income (loss)(A)	0.29	0.17 (B)	0.20	0.33	0.22
Net realized and unrealized gain (loss)	2.58	(0.76)	(0.00) (C)	(0.54)	3.76
Total investment operations	2.87	(0.59)	0.20	(0.21)	3.98
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.21)	(0.15)	(0.27)	(0.22)
Net realized gains	(0.04)	(0.09)	(0.28)	(0.39)	–
Total dividends and/or distributions to shareholders	(0.12)	(0.30)	(0.43)	(0.66)	(0.22)
Net asset value, end of year	$18.97	$16.22	$17.11	$17.34	$18.21
Total return(D)	17.88%	(3.47)%	1.21%	(1.19)%	27.87%
Ratio and supplemental data:
Net assets end of year (000’s)	$72,542	$60,630	$62,013	$36,867	$17,537
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.94%	1.96%	1.96%	1.98%	2.06%
Including waiver and/or reimbursement and recapture	1.94%	1.96% (B)	1.96%	1.98%	2.06%
Net investment income (loss) to average net assets	1.64%	1.07% (B)	1.13%	1.82%	1.35%
Portfolio turnover rate	22%	19%	21%	19%	34%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$16.73	$17.60	$17.80	$18.60	$14.65
Investment operations:
Net investment income (loss)(A)	0.50	0.36 (B)	0.39	0.48	0.40
Net realized and unrealized gain (loss)	2.63	(0.79)	(0.00) (C)	(0.52)	3.81
Total investment operations	3.13	(0.43)	0.39	(0.04)	4.21
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.35)	(0.31)	(0.37)	(0.26)
Net realized gains	(0.04)	(0.09)	(0.28)	(0.39)	–
Total dividends and/or distributions to shareholders	(0.31)	(0.44)	(0.59)	(0.76)	(0.26)
Net asset value, end of year	$19.55	$16.73	$17.60	$17.80	$18.60
Total return	19.09%	(2.46)%	2.29%	(0.20)%	29.14%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,242,175	$1,552,632	$1,043,345	$567,267	$168,782
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%	0.90%	0.93%	0.95%	1.02%
Including waiver and/or reimbursement and recapture	0.89%	0.90% (B)	0.93%	0.95%	1.02%
Net investment income (loss) to average net assets	2.77%	2.20% (B)	2.20%	2.63%	2.40%
Portfolio turnover rate	22%	19%	21%	19%	34%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class R6
	October 31, 2017	October 31, 2016	October 31, 2015(A)
Net asset value, beginning of period/year	$16.90	$17.62	$18.65
Investment operations:
Net investment income (loss)(B)	0.56	0.42 (C)	0.10
Net realized and unrealized gain (loss)	2.62	(0.84)	(1.13)
Total investment operations	3.18	(0.42)	(1.03)
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.21)	–
Net realized gains	(0.04)	(0.09)	–
Total dividends and/or distributions to shareholders	(0.32)	(0.30)	–
Net asset value, end of period/year	$19.76	$16.90	$17.62
Total return	19.24%	(2.37)%	(5.52)% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$180,679	$56,917	$47
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.81%	0.83% (E)
Including waiver and/or reimbursement and recapture	0.79%	0.80% (C)	0.83% (E)
Net investment income (loss) to average net assets	3.06%	2.53% (C)	1.35% (E)
Portfolio turnover rate	22%	19%	21%
(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica International Growth
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$7.27	$7.80	$8.51	$8.65	$7.42
Investment operations:
Net investment income (loss) (A)	0.11	0.11 (B)	0.13	0.13	0.11
Net realized and unrealized gain (loss)	1.72	(0.40)	(0.08)	(0.13)	1.58
Total investment operations	1.83	(0.29)	0.05	–	1.69
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.08)	(0.15)	(0.06)	(0.17)
Net realized gains	–	(0.16)	(0.61)	(0.08)	(0.29)
Total dividends and/or distributions to shareholders	(0.08)	(0.24)	(0.76)	(0.14)	(0.46)
Net asset value, end of year	$9.02	$7.27	$7.80	$8.51	$8.65
Total return	25.45%	(3.75)%	0.74%	0.05%	23.72%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,368,414	$1,164,016	$675,208	$564,135	$248,015
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%	0.97%	1.00%	1.00%	1.02%
Including waiver and/or reimbursement and recapture	0.95%	0.96% (B)	1.00%	1.00%	1.02%
Net investment income (loss) to average net assets	1.36%	1.52% (B)	1.58%	1.53%	1.44%
Portfolio turnover rate	15%	15%	39%	39%	19%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica International Small Cap Value
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$11.39	$12.40	$11.81	$12.24	$10.00
Investment operations:
Net investment income (loss)(B)	0.18	0.25 (C)	0.22	0.25	0.20
Net realized and unrealized gain (loss)	2.42	(0.55)	0.64	(0.44)	2.04
Total investment operations	2.60	(0.30)	0.86	(0.19)	2.24
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.29)	(0.18)	(0.15)	–
Net realized gains	(0.08)	(0.42)	(0.09)	(0.09)	–
Total dividends and/or distributions to shareholders	(0.32)	(0.71)	(0.27)	(0.24)	–
Net asset value, end of period/year	$13.67	$11.39	$12.40	$11.81	$12.24
Total return	23.51%	(2.48)%	7.52%	(1.67)%	22.40% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$326,445	$273,540	$367,502	$214,170	$4,186
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.12%	1.12%	1.15%	1.23% (E)
Including waiver and/or reimbursement and recapture	1.12%	1.11% (C)	1.12%	1.15%	1.22% (E)
Net investment income (loss) to average net assets	1.48%	2.18% (C)	1.78%	2.03%	2.16% (E)
Portfolio turnover rate	25%	20%	26%	21%	23% (D)
(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.36	$12.71	$13.30	$14.24	$11.77
Investment operations:
Net investment income (loss)(A)	0.14	0.14 (B)	0.16	0.15	0.17
Net realized and unrealized gain (loss)	2.28	0.98	0.54	1.40	3.13
Total investment operations	2.42	1.12	0.70	1.55	3.30
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.15)	(0.15)	(0.17)	(0.19)
Net realized gains	(1.05)	(1.32)	(1.14)	(2.32)	(0.64)
Total dividends and/or distributions to shareholders	(1.22)	(1.47)	(1.29)	(2.49)	(0.83)
Net asset value, end of year	$13.56	$12.36	$12.71	$13.30	$14.24
Total return(C)	20.29%	9.83%	5.44%	12.09%	29.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$103,851	$71,700	$31,566	$31,677	$8,605
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06%	1.05%	1.05%	1.07%	1.13%
Including waiver and/or reimbursement and recapture	1.06%	1.04% (B)	1.05%	1.07%	1.13%
Net investment income (loss) to average net assets	1.11%	1.16% (B)	1.23%	1.13%	1.32%
Portfolio turnover rate	128%	127%	129%	87%	121%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.31	$12.67	$13.26	$14.20	$11.76
Investment operations:
Net investment income (loss)(A)	0.04	0.05 (B)	0.06	0.06	0.09
Net realized and unrealized gain (loss)	2.27	0.98	0.55	1.39	3.12
Total investment operations	2.31	1.03	0.61	1.45	3.21
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.07)	(0.06)	(0.07)	(0.13)
Net realized gains	(1.05)	(1.32)	(1.14)	(2.32)	(0.64)
Total dividends and/or distributions to shareholders	(1.14)	(1.39)	(1.20)	(2.39)	(0.77)
Net asset value, end of year	$13.48	$12.31	$12.67	$13.26	$14.20
Total return(C)	19.37%	9.00%	4.68%	11.30%	28.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$49,014	$22,482	$11,128	$9,402	$7,783
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.79%	1.80%	1.81%	1.79%	1.79%
Including waiver and/or reimbursement and recapture	1.79%	1.80% (B)	1.81%	1.79%	1.79%
Net investment income (loss) to average net assets	0.30%	0.43% (B)	0.45%	0.49%	0.68%
Portfolio turnover rate	128%	127%	129%	87%	121%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.43	$12.77	$13.35	$14.28	$11.81
Investment operations:
Net investment income (loss)(A)	0.15	0.17 (B)	0.19	0.20	0.22
Net realized and unrealized gain (loss)	2.31	0.99	0.56	1.39	3.13
Total investment operations	2.46	1.16	0.75	1.59	3.35
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.18)	(0.19)	(0.20)	(0.24)
Net realized gains	(1.05)	(1.32)	(1.14)	(2.32)	(0.64)
Total dividends and/or distributions to shareholders	(1.25)	(1.50)	(1.33)	(2.52)	(0.88)
Net asset value, end of year	$13.64	$12.43	$12.77	$13.35	$14.28
Total return	20.55%	10.14%	5.78%	12.40%	30.11%
Ratio and supplemental data:
Net assets end of year (000’s)	$245,508	$56,161	$15,090	$13,348	$16,805
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.79%	0.78%	0.79%	0.79%
Including waiver and/or reimbursement and recapture	0.79%	0.78% (B)	0.78%	0.79%	0.79%
Net investment income (loss) to average net assets	1.17%	1.37% (B)	1.49%	1.55%	1.64%
Portfolio turnover rate	128%	127%	129%	87%	121%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Large Cap Value
	Class R6
	October 31, 2017	October 31, 2016	October 31, 2015(A)
Net asset value, beginning of period/year	$12.42	$12.76	$13.07
Investment operations:
Net investment income (loss)(B)	0.17	0.15 (C)	0.08
Net realized and unrealized gain (loss)	2.30	1.02	(0.28) (D)
Total investment operations	2.47	1.17	(0.20)
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.19)	(0.11)
Net realized gains	(1.05)	(1.32)	–
Total dividends and/or distributions to shareholders	(1.26)	(1.51)	(0.11)
Net asset value, end of period/year	$13.63	$12.42	$12.76
Total return	20.66%	10.25%	(1.53)% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$16,356	$3,391	$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.69%	0.69% (F)
Including waiver and/or reimbursement and recapture	0.69%	0.68% (C)	0.69% (F)
Net investment income (loss) to average net assets	1.29%	1.25% (C)	1.48% (F)
Portfolio turnover rate	128%	127%	129% (E)
(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period indicated:	Transamerica Mid Cap Growth
	Class A	Class C	Class I
	October 31, 2017(A)	October 31, 2017(A)	October 31, 2017(A)
Net asset value, beginning of year	$13.12	$12.84	$13.21
Investment operations:
Net investment income (loss)(B)	(0.01)	(0.07)	0.02
Net realized and unrealized gain (loss)	1.03	1.00	1.04
Total investment operations	1.02	0.93	1.06
Net asset value, end of year	$14.14	$13.77	$14.27
Total return	7.77% (C),(D)	7.24% (D),(E)	8.02% (D)
Ratio and supplemental data:
Net assets end of year (000’s)	$9,903	$1,448	$664
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.30% (F)	2.05% (F)	0.98% (F)
Including waiver and/or reimbursement and recapture	1.30% (F)	2.05% (F)	0.98% (F)
Net investment income (loss) to average net assets	(0.10)% (F)	(0.85)% (F)	0.22% (F)
Portfolio turnover rate	30% (D)	30% (D)	30% (D)
(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$12.70	$12.50	$15.44	$16.72	$16.25	$14.29
Investment operations:
Net investment income (loss)(D)	0.01	(0.01)	(0.05)	0.06	(0.04)	(0.01)
Net realized and unrealized gain (loss)	1.92	1.48	(0.24)	1.16	4.73	1.97
Total investment operations	1.93	1.47	(0.29)	1.22	4.69	1.96
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	(0.07)	–	–
Net realized gains	(0.33)	(1.27)	(2.65)	(2.34)	(4.22)	–
Return of capital	–	–	–	(0.09)	–	–
Net asset value, end of period/year	$14.30	$12.70	$12.50	$15.44	$16.72	$16.25
Total return	15.34% (E)	12.13%	(1.60)%	7.83%	30.10%	13.70%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10,232	$16,767	$17,075	$22,686	$33,879	$37,985
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20% (F)	1.36%	1.22%	1.24%	1.18%	1.19%
Including waiver and/or reimbursement and recapture	0.98% (F),(G)	0.95% (H)	0.95%	0.95%	0.95%	0.95%
Net investment income (loss) to average net assets	0.13% (F)	(0.09)%	(0.31)%	0.34%	(0.21)%	(0.09)%
Portfolio turnover rate	30% (E)	79%	70%	60%	234%	178%
(A)	Transamerica Partners Institutional Mid Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Mid Growth, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 0.84-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$11.80	$11.37	$10.68	$10.00
Investment operations:
Net investment income (loss)(B)	0.07	0.06 (C)	0.11	0.07
Net realized and unrealized gain (loss)	0.95	0.78	0.68	0.69
Total investment operations	1.02	0.84	0.79	0.76
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.14)	(0.03)	(0.08)
Net realized gains	(0.84)	(0.27)	(0.07)	–
Total dividends and/or distributions to shareholders	(0.96)	(0.41)	(0.10)	(0.08)
Net asset value, end of period/year	$11.86	$11.80	$11.37	$10.68
Total return(D)	8.77%	7.72%	7.50%	7.62% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$116,047	$75,556	$18,794	$703
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	1.08%	1.05%	1.18% (F)
Including waiver and/or reimbursement and recapture	1.09%	1.08% (C)	1.05%	1.18% (F)
Net investment income (loss) to average net assets	0.57%	0.55% (C)	1.02%	1.38% (F)
Portfolio turnover rate	76%	95%	31%	23% (E)
(A)	Commenced operations on April 30, 2014

(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$11.70	$11.31	$10.68	$10.00
Investment operations:
Net investment income (loss)(B)	(0.03)	(0.04) (C)	0.03	0.04
Net realized and unrealized gain (loss)	0.95	0.79	0.68	0.69
Total investment operations	0.92	0.75	0.71	0.73
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.09)	(0.01)	(0.05)
Net realized gains	(0.84)	(0.27)	(0.07)	–
Total dividends and/or distributions to shareholders	(0.91)	(0.36)	(0.08)	(0.05)
Net asset value, end of period/year	$11.71	$11.70	$11.31	$10.68
Total return(D)	7.95%	6.87%	6.72%	7.29% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$17,808	$7,104	$1,241	$278
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.89%	1.90%	1.80%	1.93% (F)
Including waiver and/or reimbursement and recapture	1.89%	1.90% (C)	1.80%	1.93% (F)
Net investment income (loss) to average net assets	(0.29)%	(0.37)% (C)	0.30%	0.71% (F)
Portfolio turnover rate	76%	95%	31%	23% (E)
(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$11.85	$11.41	$10.69	$10.00
Investment operations:
Net investment income (loss)(B)	0.10	0.11 (C)	0.13	0.06
Net realized and unrealized gain (loss)	0.95	0.75	0.69	0.72
Total investment operations	1.05	0.86	0.82	0.78
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.15)	(0.03)	(0.09)
Net realized gains	(0.84)	(0.27)	(0.07)	–
Total dividends and/or distributions to shareholders	(0.97)	(0.42)	(0.10)	(0.09)
Net asset value, end of period/year	$11.93	$11.85	$11.41	$10.69
Total return	8.94%	8.00%	7.78%	7.83% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$394,378	$298,589	$147,712	$5,979
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.86%	0.84%	0.96% (E)
Including waiver and/or reimbursement and recapture	0.86%	0.86% (C)	0.84%	0.95% (E)
Net investment income (loss) to average net assets	0.79%	0.97% (C)	1.19%	1.13% (E)
Portfolio turnover rate	76%	95%	31%	23% (D)
(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.

(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class R6
	October 31, 2017	October 31, 2016(A)
Net asset value, beginning of period/year	$11.87	$11.87
Investment operations:
Net investment income (loss)(B)	0.08	0.01 (C)
Net realized and unrealized gain (loss)	0.98	(0.01) (D)
Total investment operations	1.06	–
Dividends and/or distributions to shareholders:
Net investment income	(0.06)	–
Net realized gains	(0.84)	–
Total dividends and/or distributions to shareholders	(0.90)	–
Net asset value, end of period/year	$12.03	$11.87
Total return	9.09%	0.00% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$16,391	$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.79% (F)
Including waiver and/or reimbursement and recapture	0.76%	0.78% (C),(F)
Net investment income (loss) to average net assets	0.68%	0.18% (C)
Portfolio turnover rate	76%	95%
(A)	Commenced operations on July 25, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$7.59	$7.94	$11.62	$10.28	$10.00
Investment operations:
Net investment income (loss)(B)	0.15	0.24 (C)	0.29	0.26	0.13
Net realized and unrealized gain (loss)	0.04	(0.33) (D)	(3.62)	1.40	0.20
Total investment operations	0.19	(0.09)	(3.33)	1.66	0.33
Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.26)	(0.09)	(0.27)	(0.05)
Net realized gains	–	–	(0.07)	(0.05)	–
Return of capital	(0.11)	–	(0.19)	–	–
Total dividends and/or distributions to shareholders	(0.41)	(0.26)	(0.35)	(0.32)	(0.05)
Net asset value, end of period/year	$7.37	$7.59	$7.94	$11.62	$10.28
Total return(E)	2.30%	(0.87)%	(29.17)%	16.36%	3.35% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$32,083	$43,221	$46,624	$64,300	$16,419
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.58%	1.57%	1.52%	1.54%	1.65% (G)
Including waiver and/or reimbursement and recapture	1.58%	1.56% (C)	1.52%	1.54%	1.65% (G)
Net investment income (loss) to average net assets	1.97%	3.50% (C)	2.84%	2.24%	2.67% (G)
Portfolio turnover rate	41%	79%	67%	46%	28% (F)
(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.

(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$7.55	$7.91	$11.57	$10.25	$10.00
Investment operations:
Net investment income (loss)(B)	0.09	0.19 (C)	0.21	0.17	0.09
Net realized and unrealized gain (loss)	0.05	(0.35) (D)	(3.60)	1.41	0.20
Total investment operations	0.14	(0.16)	(3.39)	1.58	0.29
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.20)	(0.06)	(0.21)	(0.04)
Net realized gains	–	–	(0.07)	(0.05)	–
Return of capital	(0.10)	–	(0.14)	–	–
Total dividends and/or distributions to shareholders	(0.35)	(0.20)	(0.27)	(0.26)	(0.04)
Net asset value, end of period/year	$7.34	$7.55	$7.91	$11.57	$10.25
Total return(E)	1.64%	(1.79)%	(29.61)%	15.59%	2.90% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$23,673	$31,067	$37,877	$53,064	$5,008
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.36%	2.36%	2.27%	2.26%	2.39% (G)
Including waiver and/or reimbursement and recapture	2.35%	2.35% (C)	2.27%	2.26%	2.35% (G)
Net investment income (loss) to average net assets	1.10%	2.73% (C)	2.11%	1.47%	1.71% (G)
Portfolio turnover rate	41%	79%	67%	46%	28% (F)
(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$7.59	$7.95	$11.63	$10.28	$10.00
Investment operations:
Net investment income (loss)(B)	0.16	0.26 (C)	0.31	0.29	0.14
Net realized and unrealized gain (loss)	0.05	(0.34) (D)	(3.61)	1.41	0.20
Total investment operations	0.21	(0.08)	(3.30)	1.70	0.34
Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.28)	(0.10)	(0.30)	(0.06)
Net realized gains	–	–	(0.07)	(0.05)	–
Return of capital	(0.12)	–	(0.21)	–	–
Total dividends and/or distributions to shareholders	(0.43)	(0.28)	(0.38)	(0.35)	(0.06)
Net asset value, end of period/year	$7.37	$7.59	$7.95	$11.63	$10.28
Total return	2.61%	(0.68)%	(28.92)%	16.69%	3.40% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$48,023	$39,716	$63,695	$112,833	$9,582
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.29%	1.26%	1.23%	1.27%	1.42% (F)
Including waiver and/or reimbursement and recapture	1.29%	1.25% (C)	1.23%	1.27%	1.35% (F)
Net investment income (loss) to average net assets	2.05%	3.79% (C)	3.08%	2.52%	2.82% (F)
Portfolio turnover rate	41%	79%	67%	46%	28% (E)
(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$7.20	$8.99	$11.29	$10.73	$8.15
Investment operations:
Net investment income (loss)(A)	(0.01)	(0.03) (B)	(0.09)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	1.34	(0.93)	(0.99)	1.05	2.71
Total investment operations	1.33	(0.96)	(1.08)	1.01	2.68
Dividends and/or distributions to shareholders:
Net investment income	–	(0.00) (C)	–	–	(0.02)
Net realized gains	(1.45)	(0.83)	(1.22)	(0.45)	(0.08)
Total dividends and/or distributions to shareholders	(1.45)	(0.83)	(1.22)	(0.45)	(0.10)
Net asset value, end of year	$7.08	$7.20	$8.99	$11.29	$10.73
Total return(D)	21.44%	(12.04)%	(10.56)%	9.57%	33.31%
Ratio and supplemental data:
Net assets end of year (000’s)	$50,449	$46,433	$71,255	$104,933	$105,245
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.48%	1.44%	1.35%	1.37%	1.46%
Including waiver and/or reimbursement and recapture	1.25%	1.32% (B)	1.35%	1.37%	1.46%
Net investment income (loss) to average net assets	(0.14)%	(0.38)% (B)	(0.94)%	(0.39)%	(0.27)%
Portfolio turnover rate	16%	101%	27%	53%	45%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth
	Class B
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$5.90	$7.57	$9.78	$9.43	$7.21
Investment operations:
Net investment income (loss)(A)	(0.05)	(0.08) (B)	(0.16)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	1.06	(0.76)	(0.83)	0.92	2.39
Total investment operations	1.01	(0.84)	(0.99)	0.80	2.30
Dividends and/or distributions to shareholders:
Net investment income	–	(0.00) (C)	–	–	–
Net realized gains	(1.45)	(0.83)	(1.22)	(0.45)	(0.08)
Total dividends and/or distributions to shareholders	(1.45)	(0.83)	(1.22)	(0.45)	(0.08)
Net asset value, end of year	$5.46	$5.90	$7.57	$9.78	$9.43
Total return(D)	20.55%	(12.78)%	(11.37)%	8.63%	32.23%
Ratio and supplemental data:
Net assets end of year (000’s)	$657	$1,141	$2,257	$4,079	$5,507
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.78%	2.52%	2.30%	2.23%	2.27%
Including waiver and/or reimbursement and recapture	2.00%	2.14% (B)	2.30%	2.23%	2.27%
Net investment income (loss) to average net assets	(0.88)%	(1.22)% (B)	(1.90)%	(1.27)%	(1.06)%
Portfolio turnover rate	16%	101%	27%	53%	45%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$5.97	$7.64	$9.85	$9.48	$7.25
Investment operations:
Net investment income (loss)(A)	(0.05)	(0.07) (B)	(0.15)	(0.11)	(0.09)
Net realized and unrealized gain (loss)	1.07	(0.77)	(0.84)	0.93	2.40
Total investment operations	1.02	(0.84)	(0.99)	0.82	2.31
Dividends and/or distributions to shareholders:
Net realized gains	(1.45)	(0.83)	(1.22)	(0.45)	(0.08)
Net asset value, end of year	$5.54	$5.97	$7.64	$9.85	$9.48
Total return(C)	20.54%	(12.64)%	(11.27)%	8.80%	32.19%
Ratio and supplemental data:
Net assets end of year (000’s)	$7,943	$7,695	$10,378	$13,296	$13,099
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.16%	2.19%	2.15%	2.14%	2.25%
Including waiver and/or reimbursement and recapture	2.00%	2.07% (B)	2.15%	2.14%	2.25%
Net investment income (loss) to average net assets	(0.89)%	(1.14)% (B)	(1.74)%	(1.16)%	(1.06)%
Portfolio turnover rate	16%	101%	27%	53%	45%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$7.81	$9.65	$11.98	$11.32	$8.61
Investment operations:
Net investment income (loss)(A)	0.01	(0.00) (B),(C)	(0.06)	(0.00) (B)	0.02
Net realized and unrealized gain (loss)	1.47	(1.01)	(1.05)	1.11	2.85
Total investment operations	1.48	(1.01)	(1.11)	1.11	2.87
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.00) (B)	–	–	(0.08)
Net realized gains	(1.45)	(0.83)	(1.22)	(0.45)	(0.08)
Total dividends and/or distributions to shareholders	(1.46)	(0.83)	(1.22)	(0.45)	(0.16)
Net asset value, end of year	$7.83	$7.81	$9.65	$11.98	$11.32
Total return	21.71%	(11.71)%	(10.17)%	9.97%	33.87%
Ratio and supplemental data:
Net assets end of year (000’s)	$59,218	$38,914	$51,011	$65,747	$68,609
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.99%	1.00%	0.99%	1.01%
Including waiver and/or reimbursement and recapture	0.94%	0.96% (C)	1.00%	0.99%	1.01%
Net investment income (loss) to average net assets	0.17%	(0.03)% (C)	(0.58)%	(0.02)%	0.22%
Portfolio turnover rate	16%	101%	27%	53%	45%
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$24.88	$24.86	$25.61	$24.23	$22.15
Investment operations:
Net investment income (loss)(A)	0.28	0.25 (B)	0.24	0.24 (C)	0.23 (C)
Net realized and unrealized gain (loss)	3.15	0.61	0.41	2.57	2.88
Total investment operations	3.43	0.86	0.65	2.81	3.11
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.26)	(0.25)	(0.31)	(0.25)
Net realized gains	(0.09)	(0.58)	(1.15)	(1.12)	(0.78)
Total dividends and/or distributions to shareholders	(0.41)	(0.84)	(1.40)	(1.43)	(1.03)
Net asset value, end of year	$27.90	$24.88	$24.86	$25.61	$24.23
Total return(D)	13.89%	3.57%	2.58%	12.11%	14.61%
Ratio and supplemental data:
Net assets end of year (000’s)	$573,224	$406,606	$210,457	$174,817	$152,382
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.10%	1.14%	1.23% (E)	1.36% (E)
Including waiver and/or reimbursement and recapture	1.03%	1.08% (B)	1.14%	1.23% (E)	1.36% (E)
Net investment income (loss) to average net assets	1.07%	1.04% (B)	0.97%	1.00% (C)	0.99% (C)
Portfolio turnover rate	39%	35%	39%	102% (F)	126% (F)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class B
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$24.72	$24.70	$25.45	$24.09	$22.01
Investment operations:
Net investment income (loss)(A)	(0.00) (B)	0.01 (C)	0.01	0.02 (D)	0.03 (D)
Net realized and unrealized gain (loss)	3.12	0.59	0.40	2.55	2.87
Total investment operations	3.12	0.60	0.41	2.57	2.90
Dividends and/or distributions to shareholders:
Net investment income	(0.03)	(0.00) (B)	(0.01)	(0.09)	(0.04)
Net realized gains	(0.09)	(0.58)	(1.15)	(1.12)	(0.78)
Total dividends and/or distributions to shareholders	(0.12)	(0.58)	(1.16)	(1.21)	(0.82)
Net asset value, end of year	$27.72	$24.72	$24.70	$25.45	$24.09
Total return(E)	12.63%	2.52%	1.62%	11.07%	13.66%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,242	$3,470	$5,344	$6,579	$8,186
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.14%	2.12%	2.08%	2.15% (F)	2.24% (F)
Including waiver and/or reimbursement and recapture	2.14%	2.11% (C)	2.08%	2.15% (F)	2.24% (F)
Net investment income (loss) to average net assets	(0.01)%	0.06% (C)	0.05%	0.10% (D)	0.13% (D)
Portfolio turnover rate	39%	35%	39%	102% (G)	126% (G)
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$24.45	$24.44	$25.21	$23.88	$21.85
Investment operations:
Net investment income (loss)(A)	0.08	0.08 (B)	0.07	0.08 (C)	0.08 (C)
Net realized and unrealized gain (loss)	3.09	0.59	0.40	2.53	2.85
Total investment operations	3.17	0.67	0.47	2.61	2.93
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.08)	(0.09)	(0.16)	(0.12)
Net realized gains	(0.09)	(0.58)	(1.15)	(1.12)	(0.78)
Total dividends and/or distributions to shareholders	(0.21)	(0.66)	(1.24)	(1.28)	(0.90)
Net asset value, end of year	$27.41	$24.45	$24.44	$25.21	$23.88
Total return(D)	13.02%	2.84%	1.87%	11.38%	13.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$222,884	$208,410	$184,907	$132,473	$95,601
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.79%	1.83%	1.84%	1.90% (E)	1.98% (E)
Including waiver and/or reimbursement and recapture	1.79%	1.82% (B)	1.84%	1.90% (E)	1.98% (E)
Net investment income (loss) to average net assets	0.32%	0.33% (B)	0.27%	0.32% (C)	0.36% (C)
Portfolio turnover rate	39%	35%	39%	102% (F)	126% (F)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.

(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$24.99	$24.96	$25.70	$24.31	$22.22
Investment operations:
Net investment income (loss)(A)	0.34	0.32 (B)	0.31	0.33 (C)	0.32 (C)
Net realized and unrealized gain (loss)	3.16	0.60	0.42	2.57	2.89
Total investment operations	3.50	0.92	0.73	2.90	3.21
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.31)	(0.32)	(0.39)	(0.34)
Net realized gains	(0.09)	(0.58)	(1.15)	(1.12)	(0.78)
Total dividends and/or distributions to shareholders	(0.46)	(0.89)	(1.47)	1.51	(1.12)
Net asset value, end of year	$28.03	$24.99	$24.96	$25.70	$24.31
Total return	14.13%	3.83%	2.90%	12.46%	15.07%
Ratio and supplemental data:
Net assets end of year (000’s)	$266,637	$208,512	$199,378	$176,667	$174,902
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.84%	0.86%	0.92% (D)	0.98% (D)
Including waiver and/or reimbursement and recapture	0.82%	0.84% (B)	0.86%	0.92% (D)	0.98% (D)
Net investment income (loss) to average net assets	1.28%	1.32% (B)	1.26%	1.32% (C)	1.39% (C)
Portfolio turnover rate	39%	35%	39%	102% (E)	126% (E)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Multi-Managed Balanced
	Class R6
	October 31, 2017	October 31,2016	October 31, 2015(A)
Net asset value, beginning of period/year	$24.99	$24.95	$25.40
Investment operations:
Net investment income (loss)(B)	0.37	0.25 (C)	0.13
Net realized and unrealized gain (loss)	3.16	0.71	(0.40) (D)
Total investment operations	3.53	0.96	(0.27)
Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.34)	(0.18)
Net realized gains	(0.09)	(0.58)	–
Total dividends and/or distributions to shareholders	(0.49)	(0.92)	(0.18)
Net asset value, end of period/year	$28.03	$24.99	$24.95
Total return	14.25%	3.99%	(1.07)% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$9,749	$6,316	$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%	0.73%	0.75% (F)
Including waiver and/or reimbursement and recapture	0.71%	0.73% (C)	0.75% (F)
Net investment income (loss) to average net assets	1.39%	1.02% (C)	1.19% (F)
Portfolio turnover rate	39%	35%	39%
(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.

(F)	Annualized.

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.71	$10.07	$10.50	$10.01	$9.92
Investment operations:
Net investment income (loss) (A),(B)	0.10	0.31 (C)	0.11	0.05	0.14
Net realized and unrealized gain (loss)	0.19	(0.22)	(0.47)	0.49	0.14
Total investment operations	0.29	0.09	(0.36)	0.54	0.28
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.28)	(0.07)	(0.05)	(0.19)
Net realized gains	–	(0.17)	–	–	–
Total dividends and/or distributions to shareholders	(0.11)	(0.45)	(0.07)	(0.05)	(0.19)
Net asset value, end of year	$9.89	$9.71	$10.07	$10.50	$10.01
Total return (D)	3.04%	1.07%	(3.42)%	5.46%	2.89%
Ratio and supplemental data:
Net assets end of year (000’s)	$32,240	$61,341	$91,684	$129,568	$200,903
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.73%	0.70%	0.66%	0.72%	0.72%
Including waiver and/or reimbursement and recapture	0.73%	0.69% (C)	0.66%	0.72%	0.72%
Net investment income (loss) to average net assets (B)	1.04%	3.28% (C)	1.06%	0.46%	1.42%
Portfolio turnover rate (F)	65%	42%	80%	79%	116%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.60	$9.94	$10.37	$9.91	$9.82
Investment operations:
Net investment income (loss) (A),(B)	0.02	0.23 (C)	0.03	(0.03)	0.08
Net realized and unrealized gain (loss)	0.18	(0.20)	(0.46)	0.49	0.13
Total investment operations	0.20	0.03	(0.43)	0.46	0.21
Dividends and/or distributions to shareholders:
Net investment income	(0.02)	(0.20)	(0.00) (D)	–	(0.12)
Net realized gains	–	(0.17)	–	–	–
Total dividends and/or distributions to shareholders	(0.02)	(0.37)	(0.00) (D)	–	(0.12)
Net asset value, end of year	$9.78	$9.60	$9.94	$10.37	$9.91
Total return (E)	2.22%	0.39%	(4.11)%	4.64%	2.18%
Ratio and supplemental data:
Net assets end of year (000’s)	$47,545	$72,959	$101,656	$125,950	$140,309
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.47%	1.45%	1.42%	1.45%	1.44%
Including waiver and/or reimbursement and recapture	1.47%	1.44% (C)	1.42%	1.45%	1.44%
Net investment income (loss) to average net assets (B)	0.21%	2.39% (C)	0.28%	(0.29)%	0.80%
Portfolio turnover rate (G)	65%	42%	80%	79%	116%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).

(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.71	$10.07	$10.52	$10.03	$9.94
Investment operations:
Net investment income (loss) (A),(B)	0.12	0.36 (C)	0.14	0.08	0.17
Net realized and unrealized gain (loss)	0.20	(0.24)	(0.47)	0.50	0.15
Total investment operations	0.32	0.12	(0.33)	0.58	0.32
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.31)	(0.12)	(0.09)	(0.23)
Net realized gains	–	(0.17)	–	–	–
Total dividends and/or distributions to shareholders	(0.15)	(0.48)	(0.12)	(0.09)	(0.23)
Net asset value, end of year	$9.88	$9.71	$10.07	$10.52	$10.03
Total return	3.32%	1.44%	(3.19)%	5.81%	3.25%
Ratio and supplemental data:
Net assets end of year (000’s)	$82,742	$108,591	$191,022	$238,046	$207,733
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.40%	0.38%	0.38%	0.41%	0.39%
Including waiver and/or reimbursement and recapture	0.40%	0.37% (C)	0.38%	0.41%	0.39%
Net investment income (loss) to average net assets (B)	1.24%	3.71% (C)	1.31%	0.74%	1.74%
Portfolio turnover rate (E)	65%	42%	80%	79%	116%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class R6
	October 31, 2017	October 31, 2016	October 31, 2015(A)
Net asset value, beginning of period/year	$9.85	$10.07	$10.59
Investment operations:
Net investment income (loss) (B),(C)	0.11	0.30 (D)	0.04
Net realized and unrealized gain (loss)	0.22	(0.16)	(0.56)
Total investment operations	0.33	0.14	(0.52)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.19)	–
Net realized gains	–	(0.17)	–
Total dividends and/or distributions to shareholders	(0.16)	(0.36)	–
Net asset value, end of period/year	$10.02	$9.85	$10.07
Total return	3.41%	1.59%	(4.91)% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$99	$55	$47
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.31%	0.28%	0.28% (G)
Including waiver and/or reimbursement and recapture	0.31%	0.26% (D)	0.28% (G)
Net investment income (loss) to average net assets (C)	1.15%	3.08% (D)	0.86% (G)
Portfolio turnover rate (H)	65%	42%	80%
(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.23	$10.19	$10.37	$10.45	$10.51
Investment operations:
Net investment income (loss)(A)	0.19	0.20 (B)	0.20	0.21	0.25
Net realized and unrealized gain (loss)	0.01	0.06	(0.15)	0.00 (C)	0.01
Total investment operations	0.20	0.26	0.05	0.21	0.26
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.20)	(0.21)	(0.23)	(0.27)
Net realized gains	–	–	(0.02)	(0.06)	(0.05)
Return of capital	–	(0.02)	–	–	–
Total dividends and/or distributions to shareholders	(0.21)	(0.22)	(0.23)	(0.29)	(0.32)
Net asset value, end of year	$10.22	$10.23	$10.19	$10.37	$10.45
Total return(D)	1.90%	2.60%	0.53%	1.97%	2.46%
Ratio and supplemental data:
Net assets end of year (000’s)	$940,515	$934,615	$976,715	$1,012,764	$953,044
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.85%	0.84%	0.86%	0.88%
Including waiver and/or reimbursement and recapture	0.84%	0.84% (B)	0.84%	0.84%	0.83%
Net investment income (loss) to average net assets	1.84%	1.95% (B)	1.94%	2.05%	2.38%
Portfolio turnover rate	52%	45%	66%	52%	73%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.21	$10.17	$10.35	$10.43	$10.49
Investment operations:
Net investment income (loss)(A)	0.11	0.12 (B)	0.12	0.14	0.17
Net realized and unrealized gain (loss)	0.01	0.06	(0.14)	(0.01)	0.01
Total investment operations	0.12	0.18	(0.02)	0.13	0.18
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.12)	(0.14)	(0.15)	(0.19)
Net realized gains	–	–	(0.02)	(0.06)	(0.05)
Return of capital	–	(0.02)	–	–	–
Total dividends and/or distributions to shareholders	(0.13)	(0.14)	(0.16)	(0.21)	(0.24)
Net asset value, end of year	$10.20	$10.21	$10.17	$10.35	$10.43
Total return(C)	1.12%	1.82%	(0.23)%	1.20%	1.67%
Ratio and supplemental data:
Net assets end of year (000’s)	$517,918	$621,425	$721,293	$847,407	$867,319
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.61%	1.61%	1.60%	1.59%	1.60%
Including waiver and/or reimbursement and recapture	1.61%	1.60% (B)	1.60%	1.59%	1.60%
Net investment income (loss) to average net assets	1.07%	1.18% (B)	1.19%	1.30%	1.63%
Portfolio turnover rate	52%	45%	66%	52%	73%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.05	$10.01	$10.19	$10.27	$10.33
Investment operations:
Net investment income (loss)(A)	0.20	0.21 (B)	0.22	0.23	0.26
Net realized and unrealized gain (loss)	0.02	0.07	(0.15)	(0.01)	0.01
Total investment operations	0.22	0.28	0.07	0.22	0.27
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.21)	(0.23)	(0.24)	(0.28)
Net realized gains	–	–	(0.02)	(0.06)	(0.05)
Return of capital	–	(0.03)	–	–	–
Total dividends and/or distributions to shareholders	(0.22)	(0.24)	(0.25)	(0.30)	(0.33)
Net asset value, end of year	$10.05	$10.05	$10.01	$10.19	$10.27
Total return	2.21%	2.82%	0.71%	2.18%	2.66%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,312,220	$979,858	$822,063	$804,004	$485,299
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.64%	0.64%	0.63%	0.63%	0.63%
Including waiver and/or reimbursement and recapture	0.64%	0.63% (B)	0.63%	0.63%	0.63%
Net investment income (loss) to average net assets	2.04%	2.15% (B)	2.15%	2.25%	2.58%
Portfolio turnover rate	52%	45%	66%	52%	73%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Short-Term Bond
	Class R6
	October 31, 2017	October 31, 2016	October 31, 2015(A)
Net asset value, beginning of period/year	$10.04	$10.01	$10.12
Investment operations:
Net investment income (loss)(B)	0.21	0.23 (C)	0.09
Net realized and unrealized gain (loss)	0.01	0.05	(0.10)
Total investment operations	0.22	0.28	(0.01)
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.22)	(0.10)
Return of capital	–	(0.03)	–
Total dividends and/or distributions to shareholders	(0.23)	(0.25)	(0.10)
Net asset value, end of period/year	$10.03	$10.04	$10.01
Total return	2.21%	2.82%	(0.09)% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,412	$372	$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.54%	0.54%	0.53% (E)
Including waiver and/or reimbursement and recapture	0.54%	0.52% (C)	0.53% (E)
Net investment income (loss) to average net assets	2.14%	2.26% (C)	2.22% (E)
Portfolio turnover rate	52%	45%	66% (D)
(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period indicated:	Transamerica Small Cap Core
	Class A	Class C	Class I
	October 31, 2017(A)	October 31, 2017(A)	October 31, 2017(A)
Net asset value, beginning of period	$11.36	$11.24	$11.40
Investment operations:
Net investment income (loss)(B)	0.02	(0.04)	0.04
Net realized and unrealized gain (loss)	0.34	0.34	0.34
Total investment operations	0.36	0.30	0.38
Net asset value, end of period	$11.72	$11.54	$11.78
Total return	3.17% (C),(D)	2.67% (D),(E)	3.33% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,490	$638	$1,689
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.35% (F)	2.07% (F)	0.99% (F)
Including waiver and/or reimbursement and recapture	1.30% (F)	2.05% (F)	1.05% (F)
Net investment income (loss) to average net assets	0.22% (F)	(0.49)% (F)	0.48% (F)
Portfolio turnover rate	53% (D)	53% (D)	53% (D)
(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Core(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.53	$9.45	$10.57	$10.25	$7.73	$6.79
Investment operations:
Net investment income (loss)(D)	0.04	0.08	0.08	0.08	0.04	0.06
Net realized and unrealized gain (loss)	0.22	2.08	(1.11)	0.32	2.52	0.94
Total investment operations	0.26	2.16	(1.03)	0.40	2.56	1.00
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.08)	(0.09)	(0.08)	(0.04)	(0.06)
Net asset value, end of period/year	$11.78	$11.53	$9.45	$10.57	$10.25	$7.73
Total return	2.27% (E)	23.08%	(9.72)%	3.94%	33.23%	14.84%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$8,970	$14,540	$12,719	$27,550	$30,567	$32,600
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.30% (F)	1.50%	1.32%	1.28%	1.27%	1.31%
Including waiver and/or reimbursement and recapture	1.11% (F),(G)	1.07% (H)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	0.34% (F)	0.80%	0.82%	0.78%	0.46%	0.85%
Portfolio turnover rate	53% (E)	122%	132%	148%	195%	59%
(A)	Transamerica Partners Institutional Small Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Small Core, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 1.44-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.15	$12.82	$12.87	$12.37	$9.38
Investment operations:
Net investment income (loss)(A)	(0.06)	(0.10) (B)	(0.03)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	2.42	0.49	1.03	0.61	3.07
Total investment operations	2.36	0.39	1.00	0.50	2.99
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	–	(0.00) (C)
Net realized gains	(7.62)	(1.06)	(1.05)	–	–
Total dividends and/or distributions to shareholders	(7.62)	(1.06)	(1.05)	–	(0.00) (C)
Net asset value, end of year	$6.89	$12.15	$12.82	$12.87	$12.37
Total return(D)	26.31%	3.42%	8.27%	4.04%	31.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$15,520	$8,835	$2,882	$862	$591
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.51%	1.36%	1.30%	1.35%	1.29%
Including waiver and/or reimbursement and recapture	1.41% (E)	1.35% (B)	1.30%	1.35%	1.29%
Net investment income (loss) to average net assets	(0.92)%	(0.82)% (B)	(0.26)%	(0.87)%	(0.70)%
Portfolio turnover rate	80%	43%	60%	73%	74%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$11.77	$12.55	$12.70	$12.28	$9.37
Investment operations:
Net investment income (loss)(A)	(0.10)	(0.18) (B)	(0.15)	(0.19)	(0.14)
Net realized and unrealized gain (loss)	2.30	0.46	1.05	0.61	3.05
Total investment operations	2.20	0.28	0.90	0.42	2.91
Dividends and/or distributions to shareholders:
Net realized gains	(7.62)	(1.06)	(1.05)	–	–
Net asset value, end of year	$6.35	$11.77	$12.55	$12.70	$12.28
Total return(C)	25.22%	2.56%	7.54%	3.42%	31.06%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,588	$1,369	$1,380	$628	$404
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.23%	2.10%	2.02%	1.99%	1.95%
Including waiver and/or reimbursement and recapture	2.16% (D)	2.09% (B)	2.02%	1.99%	1.95%
Net investment income (loss) to average net assets	(1.69)%	(1.54)% (B)	(1.20)%	(1.51)%	(1.32)%
Portfolio turnover rate	80%	43%	60%	73%	74%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(D)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.30	$12.94	$12.94	$12.39	$9.39
Investment operations:
Net investment income (loss)(A)	(0.05)	(0.06) (B)	(0.06)	(0.07)	(0.04)
Net realized and unrealized gain (loss)	2.46	0.48	1.11	0.62	3.05
Total investment operations	2.41	0.42	1.05	0.55	3.01
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	–	(0.01)
Net realized gains	(7.62)	(1.06)	(1.05)	–	–
Net asset value, end of year	$7.09	$12.30	$12.94	$12.94	$12.39
Total return	26.40%	3.64%	8.63%	4.44%	32.08%
Ratio and supplemental data:
Net assets end of year (000’s)	$27,564	$2,042	$2,540	$510	$490
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%	1.03%	1.00%	1.03%	1.02%
Including waiver and/or reimbursement and recapture	1.16% (C)	1.03% (B)	1.00%	1.03%	1.04%
Net investment income (loss) to average net assets	(0.69)%	(0.48)% (B)	(0.44)%	(0.54)%	(0.41)%
Portfolio turnover rate	80%	43%	60%	73%	74%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class R6
	October 31, 2017	October 31, 2016(A)
Net asset value, beginning of period/year	$12.36	$12.65
Investment operations:
Net investment income (loss)(B)	(0.04)	(0.01) (C)
Net realized and unrealized gain (loss)	2.48	(0.28) (D)
Total investment operations	2.44	(0.29)
Dividends and/or distributions to shareholders:
Net realized gains	(7.62)	–
Net asset value, end of period/year	$7.18	$12.36
Total return	26.63%	(2.29)% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$62	$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	0.97% (F)
Including waiver and/or reimbursement and recapture	1.09%	0.95% (C),(F)
Net investment income (loss) to average net assets	(0.58)%	(0.37)% (C),(F)
Portfolio turnover rate	80%	43%
(A)	Commenced operations on July 25, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period indicated:	Transamerica Small Cap Value
	Class A	Class C	Class I
	October 31, 2017(A)	October 31, 2017(A)	October 31, 2017(A)
Net asset value, beginning of period	$11.07	$11.03	$11.14
Investment operations:
Net investment income (loss)(B)	0.01	(0.03)	0.00 (C)
Net realized and unrealized gain (loss)	0.86	0.85	0.89
Total investment operations	0.87	0.82	0.89
Net asset value, end of period	$11.94	$11.85	$12.03
Total return	7.76% (D),(E)	7.34% (D),(F)	7.89% (D)
Ratio and supplemental data:
Net assets end of period (000’s)	$2,757	$891	$2,521
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.49% (G)	2.05% (G)	1.05% (G)
Including waiver and/or reimbursement and recapture	1.30% (G)	2.05% (G)	1.05% (G)
Net investment income (loss) to average net assets	0.19% (G)	(0.56)% (G)	0.01% (G)
Portfolio turnover rate	35% (D)	35% (D)	35% (D)
(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.25	$9.52	$10.23	$9.62	$7.24	$6.31
Investment operations:
Net investment income (loss)(D)	0.01	0.06	0.07	0.07	0.03	0.08
Net realized and unrealized gain (loss)	0.76	1.75	(0.72)	0.61	2.42	0.91
Total investment operations	0.77	1.81	(0.65)	0.68	2.45	0.99
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.08)	(0.06)	(0.07)	(0.07)	(0.06)
Net asset value, end of period/year	$12.01	$11.25	$9.52	$10.23	$9.62	$7.24
Total return	6.85% (E)	19.24%	(6.33)%	7.08%	33.88%	15.81%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$345	$7,065	$6,709	$8,537	$11,948	$13,475
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.06% (F)	1.72%	1.73%	1.67%	1.41%	1.47%
Including waiver and/or reimbursement and recapture	1.17% (F),(G)	1.11% (G),(H)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	0.06% (F)	0.67%	0.73%	0.73%	0.31%	1.22%
Portfolio turnover rate	35% (E)	89%	133%	18%	16%	15%
(A)	Transamerica Partners Institutional Small Value reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Small Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 2.16-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Small Cap Value
Class R6
October 31, 2017(A)
Net asset value, beginning of period	$11.20
Investment operations:
Net investment income (loss)(B)	0.00 (C)
Net realized and unrealized gain (loss)	0.90
Total investment operations	0.90
Net asset value, end of period	$12.10
Total return	7.93% (D)
Ratio and supplemental data:
Net assets end of period (000’s)	$61
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93% (E)
Including waiver and/or reimbursement and recapture	0.93% (E)
Net investment income (loss) to average net assets	0.55% (E)
Portfolio turnover rate	35% (D)
(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$25.09	$26.18	$28.88	$29.05	$21.86
Investment operations:
Net investment income (loss)(A)	0.03	0.24 (B)	0.05	0.07	0.11
Net realized and unrealized gain (loss)	5.92	0.87	0.04	2.18	7.18
Total investment operations	5.95	1.11	0.09	2.25	7.29
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.03)	(0.03)	(0.10)	(0.10)
Net realized gains	(1.36)	(2.17)	(2.76)	(2.32)	–
Total dividends and/or distributions to shareholders	(1.58)	(2.20)	(2.79)	(2.42)	(0.10)
Net asset value, end of year	$29.46	$25.09	$26.18	$28.88	$29.05
Total return(C)	24.23%	4.69%	0.17%	8.13%	33.47%
Ratio and supplemental data:
Net assets end of year (000’s)	$362,890	$338,577	$400,506	$473,644	$519,376
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.28%	1.34%	1.31%	1.30%	1.38%
Including waiver and/or reimbursement and recapture	1.28%	1.33% (B)	1.31%	1.30%	1.38%
Net investment income (loss) to average net assets	0.09%	0.99% (B)	0.20%	0.24%	0.44%
Portfolio turnover rate	104%	74%	68%	96%	97%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class B
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$22.64	$23.98	$26.83	$27.23	$20.55
Investment operations:
Net investment income (loss)(A)	(0.16)	0.03 (B)	(0.12)	(0.12)	(0.05)
Net realized and unrealized gain (loss)	5.33	0.80	0.03	2.04	6.73
Total investment operations	5.17	0.83	(0.09)	1.92	6.68
Dividends and/or distributions to shareholders:
Net realized gains	(1.36)	(2.17)	(2.76)	(2.32)	–
Net asset value, end of year	$26.45	$22.64	$23.98	$26.83	$27.23
Total return(C)	23.29%	3.90%	(0.56)%	7.38%	32.51%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,617	$9,174	$18,644	$27,010	$32,286
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.04%	2.09%	2.02%	2.01%	2.08%
Including waiver and/or reimbursement and recapture	2.04%	2.08% (B)	2.02%	2.01%	2.08%
Net investment income (loss) to average net assets	(0.64)%	0.16% (B)	(0.49)%	(0.47)%	(0.22)%
Portfolio turnover rate	104%	74%	68%	96%	97%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$22.37	$23.70	$26.54	$26.95	$20.33
Investment operations:
Net investment income (loss)(A)	(0.15)	0.07 (B)	(0.12)	(0.12)	(0.05)
Net realized and unrealized gain (loss)	5.28	0.77	0.04	2.03	6.67
Total investment operations	5.13	0.84	(0.08)	1.91	6.62
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	–	–	(0.00) (C)	–
Net realized gains	(1.36)	(2.17)	(2.76)	(2.32)	–
Total dividends and/or distributions to shareholders	(1.43)	(2.17)	(2.76)	(2.32)	–
Net asset value, end of year	$26.07	$22.37	$23.70	$26.54	$26.95
Total return(D)	23.43%	3.99%	(0.53)%	7.42%	32.56%
Ratio and supplemental data:
Net assets end of year (000’s)	$241,737	$237,404	$278,388	$314,999	$288,038
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.95%	2.02%	1.98%	1.97%	2.03%
Including waiver and/or reimbursement and recapture	1.95%	2.01% (B)	1.98%	1.97%	2.03%
Net investment income (loss) to average net assets	(0.59)%	0.31% (B)	(0.47)%	(0.44)%	(0.20)%
Portfolio turnover rate	104%	74%	68%	96%	97%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$25.84	$26.91	$29.63	$29.74	$22.38
Investment operations:
Net investment income (loss)(A)	0.10	0.34 (B)	0.16	0.17	0.22
Net realized and unrealized gain (loss)	6.14	0.89	0.03	2.24	7.34
Total investment operations	6.24	1.23	0.19	2.41	7.56
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.13)	(0.15)	(0.20)	(0.20)
Net realized gains	(1.36)	(2.17)	(2.76)	(2.32)	–
Total dividends and/or distributions to shareholders	(1.68)	(2.30)	(2.91)	(2.52)	(0.20)
Net asset value, end of year	$30.40	$25.84	$26.91	$29.63	$29.74
Total return	24.68%	5.06%	0.51%	8.51%	34.02%
Ratio and supplemental data:
Net assets end of year (000’s)	$242,460	$158,538	$188,583	$235,418	$180,096
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.98%	0.95%	0.96%	0.98%
Including waiver and/or reimbursement and recapture	0.94%	0.97% (B)	0.95%	0.96%	0.98%
Net investment income (loss) to average net assets	0.35%	1.35% (B)	0.57%	0.57%	0.84%
Portfolio turnover rate	104%	74%	68%	96%	97%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Small/Mid Cap Value
	Class R6
	October 31, 2017	October 31, 2016	October 31, 2015(A)
Net asset value, beginning of period/year	$25.97	$26.95	$28.36
Investment operations:
Net investment income (loss)(B)	0.10	0.44 (C)	0.05
Net realized and unrealized gain (loss)	6.19	0.82	(1.46) (D)
Total investment operations	6.29	1.26	(1.41)
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.07)	–
Net realized gains	(1.36)	(2.17)	–
Total dividends and/or distributions to shareholders	(1.70)	(2.24)	–
Net asset value, end of period/year	$30.56	$25.97	$26.95
Total return	24.79%	5.18%	(4.97)% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,961	$941	$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.88%	0.86% (F)
Including waiver and/or reimbursement and recapture	0.84%	0.86% (C)	0.86% (F)
Net investment income (loss) to average net assets	0.33%	1.72% (C)	0.43% (F)
Portfolio turnover rate	104%	74%	68%
(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Strategic High Income
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$9.97	$9.97	$10.30	$10.00
Investment operations:
Net investment income (loss)(B)	0.39	0.35 (C),(D)	0.37 (C)	0.24 (C)
Net realized and unrealized gain (loss)	0.96	0.03	(0.20)	0.26
Total investment operations	1.35	0.38	0.17	0.50
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.34)	(0.39)	(0.20)
Net realized gains	–	(0.04)	(0.11)	–
Total dividends and/or distributions to shareholders	(0.36)	(0.38)	(0.50)	(0.20)
Net asset value, end of period/year	$10.96	$9.97	$9.97	$10.30
Total return(E)	13.77%	3.88%	1.60%	4.99% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$20,733	$2,153	$1,600	$1,200
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%	1.21% (G)	1.31% (G)	1.40% (G),(H)
Including waiver and/or reimbursement and recapture	1.21% (I)	1.20% (D),(G)	1.20% (G)	1.20% (G),(H)
Net investment income (loss) to average net assets	3.74%	3.60% (C),(D)	3.67% (C)	3.43% (C),(H)
Portfolio turnover rate	79%	51% (I)	77% (J)	61% (F),(J)
(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Strategic High Income
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$9.94	$9.94	$10.29	$10.00
Investment operations:
Net investment income (loss)(B)	0.31	0.28 (C),(D)	0.28 (D)	0.18 (D)
Net realized and unrealized gain (loss)	0.97	0.03	(0.20)	0.26
Total investment operations	1.28	0.31	0.08	0.44
Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.27)	(0.32)	(0.15)
Net realized gains	–	(0.04)	(0.11)	–
Total dividends and/or distributions to shareholders	(0.30)	(0.31)	(0.43)	(0.15)
Net asset value, end of period/year	$10.92	$9.94	$9.94	$10.29
Total return(E)	12.97%	3.17%	0.78%	4.46% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$43,076	$4,173	$3,024	$1,073
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.94%	1.94% (G)	2.01% (G)	2.14% (G),(H)
Including waiver and/or reimbursement and recapture	1.94%	1.95% (C),(G)	1.95% (G)	1.95% (G),(H)
Net investment income (loss) to average net assets	2.99%	2.86% (C),(D)	2.78% (D)	2.66% (D),(H)
Portfolio turnover rate	79%	51% (I)	77% (I)	61% (F),(I)
(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Strategic High Income
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$9.97	$9.97	$10.31	$10.00
Investment operations:
Net investment income (loss)(B)	0.42	0.38 (C),(D)	0.40 (C)	0.26 (C)
Net realized and unrealized gain (loss)	0.97	0.02	(0.22)	0.26
Total investment operations	1.39	0.40	0.18	0.52
Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.36)	(0.41)	(0.21)
Net realized gains	–	(0.04)	(0.11)	–
Total dividends and/or distributions to shareholders	(0.39)	(0.40)	(0.52)	(0.21)
Net asset value, end of period/year	$10.97	$9.97	$9.97	$10.31
Total return	14.10%	4.13%	1.77%	5.24% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$71,827	$41,691	$30,300	$13,897
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	1.01% (F)	1.09% (F)	1.23% (F),(G)
Including waiver and/or reimbursement and recapture	0.96% (H)	0.95% (D),(F)	0.95% (F)	0.95% (F),(G)
Net investment income (loss) to average net assets	4.02%	3.83% (C),(D)	3.90% (C)	3.80% (C),(G)
Portfolio turnover rate	79%	51% (I)	77% (I)	61% (E),(I)
(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Unconstrained Bond
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015(A)
Net asset value, beginning of period/year	$9.92	$9.83	$10.00
Investment operations:
Net investment income (loss)(B)	0.22	0.42 (C)	0.27
Net realized and unrealized gain (loss)	0.38	0.04	(0.18)
Total investment operations	0.60	0.46	0.09
Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.37)	(0.26)
Net asset value, end of period/year	$10.23	$9.92	$9.83
Total return	6.07%	4.86%	0.95% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,110	$287	$288
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%	0.95%	1.05% (E)
Including waiver and/or reimbursement and recapture	0.93%	0.95% (C),(F)	0.95% (E)
Net investment income (loss) to average net assets	2.18%	4.33% (C)	3.03% (E)
Portfolio turnover rate	87%	141%	95% (D)

(A)	Commenced operations on December 8, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$16.87	$17.45	$19.22	$16.95	$13.41
Investment operations:
Net investment income (loss)(A)	0.01	0.00 (B),(C)	0.00 (C)	0.02	0.07
Net realized and unrealized gain (loss)	4.25	(0.17)	1.95	2.38	3.50
Total investment operations	4.26	(0.17)	1.95	2.40	3.57
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.00) (C)	(0.02)	(0.13)	(0.03)
Net realized gains	(0.37)	(0.41)	(3.70)	–	–
Total dividends and/or distributions to shareholders	(0.38)	(0.41)	(3.72)	(0.13)	(0.03)
Net asset value, end of year	$20.75	$16.87	$17.45	$19.22	$16.95
Total return(D)	25.76%	(0.95)%	11.59%	14.25%	26.62%
Ratio and supplemental data:
Net assets end of year (000’s)	$500,587	$432,130	$470,702	$459,677	$447,645
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%	1.20%	1.19%	1.27%	1.36%
Including waiver and/or reimbursement and recapture	1.18%	1.18% (B)	1.19%	1.27%	1.36%
Net investment income (loss) to average net assets	0.07%	0.03% (B)	0.01%	0.13%	0.49%
Portfolio turnover rate	35%	34%	38%	111%	55%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of maximum sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class B
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$16.16	$16.89	$18.85	$16.64	$13.25
Investment operations:
Net investment income (loss)(A)	(0.16)	(0.15) (B)	(0.15)	(0.13)	(0.05)
Net realized and unrealized gain (loss)	4.05	(0.17)	1.89	2.34	3.44
Total investment operations	3.89	(0.32)	1.74	2.21	3.39
Dividends and/or distributions to shareholders:
Net realized gains	(0.37)	(0.41)	(3.70)	–	–
Net asset value, end of year	$19.68	$16.16	$16.89	$18.85	$16.64
Total return(C)	24.55%	(1.89)%	10.52%	13.28%	25.59%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,437	$7,520	$11,324	$16,421	$19,658
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.21%	2.17%	2.09%	2.11%	2.17%
Including waiver and/or reimbursement and recapture	2.17%	2.15% (B)	2.12%	2.17%	2.17%
Net investment income (loss) to average net assets	(0.91)%	(0.94)% (B)	(0.90)%	(0.76)%	(0.31)%
Portfolio turnover rate	35%	34%	38%	111%	55%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

(C)	Total return has been calculated without deduction of the maximum sales charge.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class C
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$16.18	$16.89	$18.82	$16.61	$13.22
Investment operations:
Net investment income (loss)(A)	(0.13)	(0.12) (B)	(0.13)	(0.12)	(0.05)
Net realized and unrealized gain (loss)	4.07	(0.18)	1.90	2.34	3.44
Total investment operations	3.94	(0.30)	1.77	2.22	3.39
Dividends and/or distributions to shareholders:
Net investment income	(0.00) (C)	–	–	(0.01)	–
Net realized gains	(0.37)	(0.41)	(3.70)	–	–
Net asset value, end of year	$19.75	$16.18	$16.89	$18.82	$16.61
Total return(D)	24.84%	(1.77)%	10.72%	13.37%	25.64%
Ratio and supplemental data:
Net assets end of year (000’s)	$48,087	$44,877	$53,482	$49,041	$47,397
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.97%	1.99%	1.98%	2.05%	2.14%
Including waiver and/or reimbursement and recapture	1.97%	1.97% (B)	1.98%	2.05%	2.16%
Net investment income (loss) to average net assets	(0.72)%	(0.76)% (B)	(0.78)%	(0.65)%	(0.32)%
Portfolio turnover rate	35%	34%	38%	111%	55%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$17.15	$17.74	$19.49	$17.19	$13.60
Investment operations:
Net investment income (loss)(A)	0.07	0.06 (B)	0.06	0.09	0.15
Net realized and unrealized gain (loss)	4.33	(0.18)	1.98	2.41	3.54
Total investment operations	4.40	(0.12)	2.04	2.50	3.69
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.06)	(0.09)	(0.20)	(0.10)
Net realized gains	(0.37)	(0.41)	(3.70)	–	–
Total dividends and/or distributions to shareholders	(0.44)	(0.47)	(3.79)	(0.20)	(0.10)
Net asset value, end of year	$21.11	$17.15	$17.74	$19.49	$17.19
Total return	26.21%	(0.67)%	11.96%	14.67%	27.16%
Ratio and supplemental data:
Net assets end of year (000’s)	$183,788	$160,628	$182,714	$212,866	$249,718
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%	0.87%	0.86%	0.90%	0.91%
Including waiver and/or reimbursement and recapture	0.88%	0.85% (B)	0.86%	0.90%	0.91%
Net investment income (loss) to average net assets	0.37%	0.35% (B)	0.34%	0.51%	0.97%
Portfolio turnover rate	35%	34%	38%	111%	55%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class T
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$41.76	$42.47	$41.55	$36.39	$28.69
Investment operations:
Net investment income (loss)(A)	0.20	0.17 (B)	0.16	0.21	0.30
Net realized and unrealized gain (loss)	10.66	(0.43)	4.54	5.14	7.49
Total investment operations	10.86	(0.26)	4.70	5.35	7.79
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.04)	(0.08)	(0.19)	(0.09)
Net realized gains	(0.37)	(0.41)	(3.70)	–	–
Total dividends and/or distributions to shareholders	(0.42)	(0.45)	(3.78)	(0.19)	(0.09)
Net asset value, end of year	$52.20	$41.76	$42.47	$41.55	$36.39
Total return(C)	26.24%	(0.59)%	12.01%	14.74%	27.16%
Ratios and supplemental data:
Net assets end of year (000’s)	$109,183	$94,877	$105,379	$101,029	$94,866
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.82%	0.82%	0.87%	0.91%
Including waiver and/or reimbursement and recapture	0.82%	0.80% (B)	0.82%	0.87%	0.91%
Net investment income (loss) to average net assets	0.43%	0.40% (B)	0.38%	0.53%	0.93%
Portfolio turnover rate	35%	34%	38%	111%	55%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge.

Appendix - Waivers and Discounts Available from Intermediaries

The availability of certain sales charge waivers and discounts will depend on how you purchase your shares, including whether you purchase your shares through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, certain of which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. The sales charge waivers and discounts described in this Appendix are available only if you purchase your shares through the following designated intermediaries:
▪	Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):
Effective April 10, 2017, shareholders who are customers of Merrill Lynch purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or statement of additional information (“SAI”). Contact your financial advisor to determine if you are eligible for any of the following waivers or discounts.
Front-end Sales Load Waivers on Class A shares available at Merrill Lynch
•	employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held in for the benefit of the plan;
•	shares purchased by or through a 529 Plan (Transamerica does not currently offer 529 Plans);
•	shares purchased through a Merrill Lynch affiliated investment advisory program;
•	shares purchased by third party investment advisers on behalf of their advisory clients through a Merrill Lynch platform;
•	shares purchased through the Merrill Edge Self-Directed platform;
•	shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
•	shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10 year anniversary of the purchase date;
•	employees and registered representatives of Merrill Lynch or its affiliates and their family members;
•	Trustees of the Trust and employees of the fund’s investment adviser or any of its affiliates, as described in the fund’s prospectus; and
•	shares purchased from the proceeds of redemptions from any of the funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
CDSC Waivers on Class A, B and Class C Shares available at Merrill Lynch
•	shares redeemed following the death or disability of the shareholder;
•	shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus;
•	redemptions that constitute a return of excess contributions from an individual retirement account (“IRA account”);
•	shares redeemed as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½;
•	shares redeemed to pay Merrill Lynch fees, but only if the redemption is initiated by Merrill Lynch;
•	shares redeemed through a right of reinstatement;
•	the redemption of shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to the transfer to certain fee-based accounts or platforms (applicable to Class A and Class C shares only).
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•	Breakpoints are available as described in the fund’s prospectus.
•	If you purchase fund shares through a Merrill Lynch platform or account, Rights of Accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts with the purchaser’s householder at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of Intent (“LOI”), which allow for breakpoint discounts based on anticipated purchases over a 13-month period in any of the funds, are also available through Merrill Lynch, as described in the fund’s prospectus.

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Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.
Transamerica Funds
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service: 1-888-233-4339
Shareholder inquiries and transaction requests should be mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945
ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information dated March 1, 2018, as may be further supplemented or revised from time to time, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus.
Information about the funds (including the Statement of Additional Information) has been filed with and is available from the SEC, and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520. Reports and other information about the funds are also available on the SEC’s Internet site at http://www.sec.gov.
To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about the funds, call or write to Transamerica Funds at the phone number or address above or visit Transamerica Funds website at www.transamerica.com. In the Transamerica Funds annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year. Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders.
Each fund’s current net asset value per share is available on our website at www.transamerica.com.
www.transamerica.com
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.
The Investment Company Act File Number for Transamerica Funds is 811-04556.

Transamerica Funds
Prospectus March 1, 2018
Class I2 Shares
Fund	Ticker
Transamerica Bond	None
Transamerica Capital Growth	None
Transamerica Concentrated Growth	None
Transamerica Core Bond	None
Transamerica Developing Markets Equity	TDMIX
Transamerica Dividend Focused	TRDIX
Transamerica Emerging Markets Debt	None
Transamerica Emerging Markets Equity	None
Transamerica Event Driven	None
Transamerica Flexible Income	None
Transamerica Floating Rate	None
Transamerica Global Equity	None
Transamerica Global Multifactor Macro	None
Transamerica Global Real Estate Securities	TRSIX
Transamerica Government Money Market	None
Transamerica Growth	TJNIX
Transamerica High Yield Bond	None
Transamerica High Yield Muni	THYTX
Transamerica Inflation Opportunities	None
Transamerica Intermediate Bond	None
Transamerica Intermediate Muni	TIMTX
Transamerica International Equity	TRWIX
Fund	Ticker
Transamerica International Growth	None
Transamerica International Small Cap	None
Transamerica International Small Cap Value	None
Transamerica Large Cap Value	TWQZX
Transamerica Long/Short Strategy	None
Transamerica Managed Futures Strategy	None
Transamerica Mid Cap Growth	None
Transamerica Mid Cap Value	None
Transamerica Mid Cap Value Opportunities	None
Transamerica MLP & Energy Income	None
Transamerica Multi-Cap Growth	None
Transamerica Multi-Managed Balanced	None
Transamerica Short-Term Bond	None
Transamerica Small Cap Core	None
Transamerica Small Cap Growth	None
Transamerica Small Cap Value	None
Transamerica Small/Mid Cap Value	TSMVX
Transamerica Strategic High Income	None
Transamerica Total Return	None
Transamerica Unconstrained Bond	None
Transamerica US Growth	None
Neither the U.S. Securities and Exchange Commission nor U.S. Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
MPCAI20318

Transamerica Bond

Investment Objective: Seeks high total investment return through a combination of current income and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Total annual fund operating expenses	0.77%
Fee waiver and/or expense reimbursement[1]	0.06%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.71%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.71% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’ total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$73	$240	$422	$949
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 43% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Loomis, Sayles & Company, L.P. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund invests primarily in investment grade fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in equity securities, such as common stocks and preferred stocks (with up to 10% of its assets in common stocks). The fund may invest in fixed-income securities of any maturity. The fund may also invest up to 10% of its assets in bank loans, which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. The fund may invest any portion of its assets in securities of Canadian issuers (denominated in any currency) and up to 20% of its assets in other foreign securities (excluding Canadian dollar denominated securities), including emerging market securities. The fund may invest without limit in obligations of supranational entities (e.g., the World Bank). The fixed-income securities in which the fund may invest include without limitation: corporate securities, U.S. government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, foreign currency denominated securities, asset-backed securities, when issued securities, real estate investment trusts (“REITs”), Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The fund may engage in options and futures transactions, foreign currency hedging transactions and swap transactions.
The fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators. Structured notes can be used to increase a fund’s exposure to changes in the value of assets or to hedge the risks of other investments that a fund holds.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Bank Obligations – To the extent the fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly
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regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect
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the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
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In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition,
4

if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Rule 144A and Privately Placed Securities – The fund’s investments may include privately placed securities such as Rule 144A securities, which are subject to resale restrictions. Rule 144A permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A and other privately placed securities may be deemed illiquid, and the fund might be unable to dispose of such securities promptly or at reasonable prices.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	06/30/2009	19.39%
Worst Quarter:	09/30/2008	-10.47%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class I2				01/03/2007
Return before taxes	7.26%	4.59%	7.20%
Return after taxes on distributions	5.04%	2.08%	4.62%
Return after taxes on distributions and sale of fund shares	4.33%	2.66%	4.77%
Bloomberg Barclays US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	4.00%	2.13%	4.08%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Loomis, Sayles & Company, L.P. Portfolio Managers:
Mathew J. Eagan, CFA	Co-Portfolio Manager	since 2007
Daniel J. Fuss, CFA	Co-Portfolio Manager	since 2007
Brian P. Kennedy	Co-Portfolio Manager	since 2016
Elaine M. Stokes	Co-Portfolio Manager	since 2007
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have
5

entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
6

Transamerica Capital Growth

Investment Objective: Seeks to maximize long-term growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.79%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Total annual fund operating expenses	0.85%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$87	$271	$471	$1,049
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 66% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index1, which as of December 31, 2017, was between $388.9 million and $868.2 billion. The fund typically invests in a relatively small number of companies.
The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investment in foreign securities. The fund’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.
The sub-adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks
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as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest
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rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	03/31/2012	20.59%
Worst Quarter:	06/30/2012	-8.11%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				09/30/2011
Return before taxes	44.43%	20.04%	18.90%
Return after taxes on distributions	33.40%	15.95%	15.38%
Return after taxes on distributions and sale of fund shares	33.49%	15.75%	15.06%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	15.32%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Inc. Portfolio Managers:
Dennis P. Lynch	Lead Portfolio Manager	since 2011
Sam G. Chainani, CFA	Portfolio Manager	since 2011
David S. Cohen	Portfolio Manager	since 2011
Armistead B. Nash	Portfolio Manager	since 2011
Alexander T. Norton	Portfolio Manager	since 2011
Jason C. Yeung, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Concentrated Growth

Investment Objective: Seeks to achieve long-term growth of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.68%
Distribution and service (12b-1) fees	None
Other expenses	0.09%
Total annual fund operating expenses	0.77%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$79	$246	$428	$954
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 15% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Torray LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. The fund considers large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. Sustainable growth is a product of businesses generally characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.
The fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered in an effort to minimize risk within the fund. Initial positions range from 2% to 3% of assets and may be increased over time to between 5% and 7%. Individual positions will not exceed 7%. Sector weights are independent of benchmarks, ranging from 0% to 35%, and cash is not employed in a tactical or strategic manner.
Risk control is an integral part of the sub-adviser’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates a review of a security by the sub-adviser.
Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible
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to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
13

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	03/31/2017	8.70%
Worst Quarter:	09/30/2015	-8.32%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I2			03/01/2014
Return before taxes	24.48%	9.22%
Return after taxes on distributions	22.76%	7.76%
Return after taxes on distributions and sale of fund shares	15.27%	7.07%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	14.78%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Torray LLC Portfolio Manager:
Nicholas C. Haffenreffer[1]	Portfolio Manager	since 2014
1 Portfolio Manager of the predecessor fund since 2010
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Core Bond

Investment Objective: Seeks total return, consisting of current income and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.42%
Distribution and service (12b-1) fees	None
Other expenses	0.04%
Total annual fund operating expenses	0.46%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$47	$148	$258	$579
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 29% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds, including (without limitation):
•	U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
•	Medium- to high-quality corporate bonds
•	Mortgage-backed securities, including U.S. agency and non-agency pass through and collateralized mortgage obligations (“CMOs”)
•	Asset-backed securities
•	Commercial mortgage-backed securities (“CMBS”)
Generally, such bonds will have intermediate to long maturities.
To a lesser extent, the fund may invest in:
•	U.S. dollar-denominated foreign bonds
•	Short-term securities, including agency discount notes, commercial paper and money market funds
The fund may invest in bonds and other debt securities that are rated in the lowest investment grade category (commonly known as “junk” bonds). The fund’s average weighted maturity will ordinarily range between four and 12 years. The sub-adviser analyzes four major factors in managing and constructing the fund’s portfolio: duration, market sector, maturity concentrations and individual securities. The sub-adviser looks for market sectors and individual securities that it believes will perform well over time. The sub-adviser is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. The fund may use futures contracts, options, swaps and other derivatives as tools in the management of fund assets. The fund may use derivatives as a substitute for various investments, to alter the investment characteristics of the fund, for risk management and/or to increase income or gain to the fund.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the
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value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
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Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become
17

more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	06/30/2010	3.40%
Worst Quarter:	12/31/2016	-3.02%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				07/01/2009
Return before taxes	3.67%	2.17%	3.67%
Return after taxes on distributions	2.38%	0.66%	2.23%
Return after taxes on distributions and sale of fund shares	2.07%	1.01%	2.26%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.87%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those
18

shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Richard Figuly	Portfolio Manager	since 2016
Barbara Miller	Portfolio Manager	since 2015
Peter Simons, CFA	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
19

Transamerica Developing Markets Equity

Investment Objective: Seeks capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.07%
Distribution and service (12b-1) fees	None
Other expenses	0.16%
Total annual fund operating expenses	1.23%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$125	$390	$676	$1,489
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 44% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, OppenheimerFunds, Inc. (the “sub-adviser”), mainly invests in common stocks of issuers in developing and emerging markets throughout the world. The sub-adviser invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are economically tied to one or more emerging market countries. The fund will normally invest in at least three different emerging market countries. The fund may have significant investments in one or more countries. The fund can (but is not required to) invest up to 100% of its total assets in foreign securities. The fund focuses on companies with above-average earnings growth.
In selecting investments for the fund, the sub-adviser evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record, and capital structure, operations, product development, and competitive position in its industry. The sub-adviser also looks for newer or established businesses that are entering into a growth cycle, have the potential for accelerating earnings growth or cash flow, and possess reasonable valuations. The sub-adviser considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The sub-adviser may invest in growth companies of different capitalization ranges in any developing market country. This may include small, unseasoned companies. The sub-adviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.
In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries and stock markets with similar characteristics. For purposes of the fund’s investments, a determination that an issuer is economically tied to a developing market country is based on factors including, but not limited to, geographic location of its primary trading markets, location of its assets, its domicile or its principal offices, or whether it receives revenues from a developing market. Such a determination can also be based, in whole or in part, on inclusion of an issuer or its securities in an Index representative of developing or emerging markets.
The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.
The fund may purchase American Depositary Shares (“ADSs”) as part of American Depositary Receipt (“ADR”) issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks that apply to foreign securities traded and held abroad.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
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Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
China A–Shares – The fund may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict the fund’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when the fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the fund’s investments through the Programs. There is no guarantee that all three exchanges will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
In addition, uncertainties in China tax rules governing taxation of income and gains from investments in China A-Shares via the Programs could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the fund.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more
21

volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other
22

U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Russian Securities – In response to political and military actions undertaken by Russia, the United States and the European Union have instituted numerous sanctions against certain Russian officials and Bank Rossiya. These sanctions, and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of securities offered by Russian issuers. These sanctions and any other intergovernmental actions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the fund to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could push Russia’s economy into a recession. These sanctions and any other intergovernmental actions, and the continued disruption of the Russian economy, could have a negative effect on the performance of funds that have significant exposure to Russia, including the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	06/30/2009	38.39%
Worst Quarter:	12/31/2008	-28.14%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class I2				12/06/2005
Return before taxes	33.37%	4.18%	3.78%
Return after taxes on distributions	33.37%	3.73%	2.92%
Return after taxes on distributions and sale of fund shares	19.13%	3.24%	2.97%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	37.75%	4.73%	2.02%
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The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc. Portfolio Manager:
Justin Leverenz, CFA	Portfolio Manager	since 2007
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Dividend Focused

Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.69%
Distribution and service (12b-1) fees	None
Other expenses	0.05%
Total annual fund operating expenses	0.74%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$76	$237	$411	$918
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 14% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Barrow, Hanley, Mewhinney & Strauss, LLC (the “sub-adviser”), deploys an active strategy that seeks large and middle capitalization U.S.-listed stocks, including American Depositary Receipts (“ADRs”), which make up a portfolio that generally exhibits the following value characteristics: price/earnings and price/book ratios at or below the market (S&P 500®) and dividend yields at or above the market. In addition, the sub-adviser considers stocks for the fund that not only currently pay a dividend, but also have a consecutive 25 year history of paying cash dividends. The sub-adviser also seeks stocks that have long established histories of dividend increases in an effort to ensure that the growth of the dividend stream of the fund’s holdings will be greater than that of the market as a whole.
The sub-adviser utilizes a conservative orientation based on the belief that above-average returns can be achieved while taking below-average risks. The sub-adviser’s investment approach is based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom-up basis. Accordingly, the sub-adviser constructs a portfolio of individual stocks, selected on a bottom-up basis, using fundamental analysis. The sub-adviser seeks to identify companies that are undervalued and temporarily out-of-favor for reasons it can identify and understand. The sub-adviser does not attempt to time the market or rotate in and out of broad market sectors, as it believes that it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.
The fund’s portfolio will generally consist of 30 to 45 stocks with position sizes of 1% to 5% (8% maximum position weighting). Annual portfolio turnover is anticipated to be less than 25%. If a stock held in the fund omits its dividend, the fund is not required to immediately sell the stock, but the fund will not purchase any stock that does not have a 25 year record of paying cash dividends.
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the fund’s assets.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary
25

receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced
26

increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	12/31/2016	7.79%
Worst Quarter:	09/30/2015	-7.12%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I2			01/04/2013
Return before taxes	16.22%	13.10%
Return after taxes on distributions	13.89%	10.47%
Return after taxes on distributions and sale of fund shares	10.96%	10.05%
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	13.66%	13.53%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC Portfolio Managers:
Ray Nixon, Jr.	Portfolio Manager	since 2013
Brian Quinn, CFA	Portfolio Manager	since 2013
Lewis Ropp	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Emerging Markets Debt

Investment Objective: Seeks to generate a high total return through a combination of capital appreciation and income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.62%
Distribution and service (12b-1) fees	None
Other expenses	0.10%
Total annual fund operating expenses	0.72%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$74	$230	$401	$894
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 247% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Logan Circle Partners, LP (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging market countries.
The sub-adviser seeks to identify companies in developing countries that are believed to be undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The fund will normally invest its assets in local currency and hard currency (such as U.S. dollars) emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar denominated sovereign exposure should range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures should range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.
The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies. The fund may use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. The sub-adviser generally considers selling a security when it determines that the holding no longer satisfies its investment criteria.
The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.
The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
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Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating
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downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities
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also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
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Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	03/31/2012	8.90%
Worst Quarter:	06/30/2013	-6.69%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				08/31/2011
Return before taxes	12.90%	3.62%	6.69%
Return after taxes on distributions	10.38%	1.56%	4.52%
Return after taxes on distributions and sale of fund shares	7.26%	1.77%	4.20%
J.P. Morgan Emerging Markets Bond Index Global (reflects no deduction for fees, expenses or taxes)	9.59%	3.80%	6.00%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Logan Circle Partners, LP Portfolio Managers:
Todd Howard, CFA	Portfolio Manager	since 2011
Scott Moses, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica
Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Emerging Markets Equity

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.98%
Distribution and service (12b-1) fees	None
Other expenses	0.19%
Total annual fund operating expenses	1.17%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$119	$372	$644	$1,420
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 49% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, ClariVest Asset Management LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)) of issuers economically tied to one or more emerging market countries. Issuers considered to be economically tied to emerging market countries include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more emerging markets; (2) an issuer of securities that are principally traded in one or more emerging markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more emerging markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more emerging markets; (4) a governmental or quasi-governmental entity of an emerging market; or (5) any other issuer that the sub-adviser believes may expose the fund’s assets to the economic fortunes and risks of emerging markets. The sub-adviser may consider any one of the five factors when making a determination that an issuer is “economically tied” to emerging markets. The sub-adviser may consider an issuer to be economically tied to emerging markets even though it may be based in a developed market such as the United States. The sub-adviser considers emerging market countries to be countries included in the MSCI Emerging Markets Index.
The fund may (but is not required to) invest up to 100% of its total assets in foreign securities. The fund will normally emphasize investments in common stocks and other equity securities. The fund may invest in companies that exhibit growth characteristics and companies that exhibit value characteristics.
In selecting securities for the fund, the sub-adviser utilizes quantitative tools in a bottom-up investment process. Using an internally developed algorithm, the sub-adviser constructs a portfolio that seeks to maximize expected alpha, subject to constraints designed to meet long-run expected active risk goals. The annual portfolio turnover rate of the fund may exceed 125%.
The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the fund to additional
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risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly,
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fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can
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fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any limitation of the fund’s expenses, total returns would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	03/31/2017	14.77%
Worst Quarter:	09/30/2015	-17.87%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				04/30/2012
Return before taxes	37.82%	3.55%	3.54%
Return after taxes on distributions	37.71%	3.41%	3.41%
Return after taxes on distributions and sale of fund shares	21.89%	2.90%	2.89%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	37.75%	4.73%	5.21%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: ClariVest Asset Management LLC Portfolio Managers:
Stacey Nutt	Portfolio Manager	since 2014
David R. Vaughn, CFA	Portfolio Manager	since 2012
Priyanshu Mutreja, CFA	Portfolio Manager Assistant Portfolio Manager	since 2017 since 2014
Alex Turner, CFA	Portfolio Manager Assistant Portfolio Manager	since 2014 since 2012
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have
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entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Event Driven

Investment Objective: Seeks positive absolute returns.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.19%
Distribution and service (12b-1) fees	None
Other expenses	0.47%
Dividend and interest expenses on securities sold short[1]	0.17%
All other expenses	0.30%
Acquired fund fees and expenses	0.04%
Total annual fund operating expenses	1.70%
Fee waiver and/or expense reimbursement[2]	0.14%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[3]	1.56%
1	Dividend expense on securities sold short refers to paying the value of dividends to the securities' lenders. Interest expense on securities sold short arises from the use of short sale proceeds to invest more than 100% of the fund's net assets in long positions.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.35% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’ total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
3	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses or borrowing expenses on securities sold short.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$159	$522	$910	$1,997
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 633% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Advent Capital Management, LLC (the “sub-adviser”), normally invests the fund’s assets, directly or synthetically through derivatives, in securities of companies the sub-adviser believes are involved in a corporate or special situation event. Events may include, but are not limited to, stock repurchase programs, spinoffs, asset sales, restructurings, refinancings, mergers and acquisitions, earnings announcements, and investments driven by special features in bond indentures (such as ratchet clauses and poison puts). The sub-adviser may also invest in opportunities related to securities the sub-adviser believes are mispriced due to market volatility, the economic cycle or market liquidity. The fund may invest in a variety of securities within a company’s capital structure, including, but not limited to, debt instruments, convertible securities, preferred securities, equity securities and warrants. Such securities may be senior or subordinated securities.
The fund’s strategy normally employs a substantial amount of leverage. A large portion of the fund’s long investment exposure to a company’s securities may be established through total return swaps or other derivative instruments that have a leveraging effect on the fund. The fund may also take short positions which involve leverage.
The sub-adviser utilizes fundamental research to select investments and seeks to attain the most optimal implementation of its fundamental views in the current market environment through direct investments and/or synthetically through derivatives. In executing its strategy, the fund generally seeks to capture the price difference between a security’s current market price and the anticipated value to be delivered through the successful completion of an extraordinary corporate transaction or a unique event-driven opportunity. Intensive fundamental and security valuation analysis is applied by the sub-adviser in an effort to identify value and manage risk, as well as to calculate rates of return and monitor investment thesis progress. The fund will generally invest in transactions with identifiable time-frames and high expected returns.
To execute the fund’s strategy, the sub-adviser may take long or short positions in the securities of a company based on fundamental research or technical factors, which may include, but are not limited to, valuation, anticipated earnings releases, technical trading characteristics, and specific corporate events (such as strikes, contract awards, FDA approvals, new product announcements, industry dynamics, or the effects of news from a competitor).
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The fund generally uses derivatives as part of the overall implementation of its strategy, and derivatives usage may be substantial. Such derivatives may include total return swaps, credit default swaps, interest rate swaps, forward currency contracts, options on securities and futures transactions. Derivatives may be used in different ways within the fund. For example, derivatives may be used as a substitute for a direct investment in stocks, bonds or convertible securities. Derivatives also may be used for speculative or hedging purposes. Derivatives used by the fund may involve leverage.
When the fund uses derivatives with a leveraging effect, changes in the value of the fund’s investments will have a larger effect on its share price than if it did not use such derivatives. Other risks also are magnified and there are costs associated with using leverage. The fund may have to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to comply with the applicable segregation requirements.
The fund will invest primarily in companies in developed markets, but may invest up to 20% of its assets in companies located in emerging markets. The fund may invest without limit in companies in non-U.S. developed markets and in lower investment grade and non-investment grade fixed income securities (commonly known as “junk bonds”). The sub-adviser expects the average duration of the fixed income securities within the fund’s portfolio, including the negative duration of short positions in fixed income securities, to be between 3 and 4 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security to changes in interest rates. The fund may invest in companies of any capitalization.
The fund may have a portfolio turnover rate that is significantly higher than a comparable fund.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Arbitrage – Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund
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volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater
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impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and
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increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	06/30/2016	3.32%
Worst Quarter:	09/30/2015	-3.25%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I2			03/31/2015
Return before taxes	5.37%	2.13%
Return after taxes on distributions	4.69%	1.61%
Return after taxes on distributions and sale of fund shares	3.07%	1.40%
BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	1.11%	1.07%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Advent Capital Management, LLC Portfolio Managers:
Odell Lambroza	Portfolio Manager	since 2015
Tracy V. Maitland	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Flexible Income

Investment Objective: Seeks to provide high total return through a combination of current income and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.48%
Distribution and service (12b-1) fees	None
Other expenses	0.08%
Total annual fund operating expenses	0.56%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$57	$179	$313	$701
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 34% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.
Under normal circumstances, at least 50% of the fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the fund’s sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). The fund may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environments and global asset classes and proprietary “bottom up” research of sectors, industries, issuers and individual securities. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement and relative value of markets and securities prices worldwide. In its proprietary “bottom up” research of corporate and sovereign debt and other fixed income securities, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine asset class, sector, security, yield curve and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
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Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
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Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage.
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Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
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Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
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Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	06/30/2009	12.63%
Worst Quarter:	12/31/2008	-12.67%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/08/2004
Return before taxes	5.35%	3.83%	5.50%
Return after taxes on distributions	3.49%	2.08%	3.49%
Return after taxes on distributions and sale of fund shares	3.02%	2.12%	3.40%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Jeremy Mead, CFA	Portfolio Manager	since 2017
James K. Schaeffer, Jr.	Portfolio Manager	since 2011
Doug Weih, CFA	Portfolio Manager	since 2014
Brian W. Westhoff, CFA	Portfolio Manager	since 2005
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Floating Rate

Investment Objective: Seeks to achieve a high level of current income with capital appreciation as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.64%
Distribution and service (12b-1) fees	None
Other expenses	0.11%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.76%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$78	$243	$422	$942
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 55% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances the fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”) seeks to achieve the fund’s objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans or floating rate debt securities. Floating rate loans and floating rate debt securities have interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of sectors, industries and securities. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, collateral and covenants specific to individual issuers and loans.
The fund will primarily invest in first lien, senior secured term floating rate loans (“senior loans”) to corporate issuers, partnerships and other entities. The fund can invest in senior loans of any maturity and quality. The majority of the fund’s total assets generally will be invested in loans or securities rated below investment grade (that is, loans or securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser), and the fund may invest without limitation in such loans and securities (commonly known as “junk bonds”). The issuers of the loans in which the fund invests may themselves be rated below investment grade even if the loan itself is not.
The fund may invest up to 15% of its net assets in unsecured floating rate loans and floating rate debt securities and up to 15% of its net assets in second lien floating rate loans. The fund may also invest up to 20% of its net assets in subordinated bridge loans, unsecured fixed rate high yield bonds, money market instruments and other fixed rate debt securities, including distressed securities that may be in default and have any or no credit rating.
The fund may invest in loans of foreign borrowers and foreign debt securities, including emerging market debt securities, but expects that the majority of its total assets will be invested in loans and debt securities of U.S. borrowers or issuers. The fund may invest in exchange traded funds (“ETF”) to create exposure to asset classes.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
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Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest
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rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Junior Loans – Junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also
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subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing
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in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	06/30/2016	2.17%
Worst Quarter:	12/31/2015	-0.84%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I2			10/31/2013
Return before taxes	3.78%	3.86%
Return after taxes on distributions	1.94%	2.10%
Return after taxes on distributions and sale of fund shares	2.12%	2.14%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	4.25%	3.97%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
John F. Bailey, CFA	Portfolio Manager	since 2013
Jason P. Felderman, CFA	Portfolio Manager	since 2013
Zach Halstead	Portfolio Manager	since 2018
James K. Schaeffer, Jr.	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica
55

Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Global Equity

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.84%
Distribution and service (12b-1) fees	None
Other expenses	0.20% [1]
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	1.05%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$107	$334	$579	$1,283
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 38% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Rockefeller & Co., Inc. (the “sub-adviser”) invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The fund may invest in securities of U.S. and non-U.S. issuers of any size, but generally focuses on larger, more established companies. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets, as classified using the MSCI classifications of emerging and frontier markets. Under normal conditions, the fund will invest in at least four countries including the U.S. Securities held by the fund may be denominated in both U.S. dollars as well as the local currency.
The sub-adviser selects investments for the fund’s portfolio using a bottom-up security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition and compelling valuations.
Equity securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants for equity securities, depositary receipts such as American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, and interests in other investment companies, including exchange traded funds, that invest in equity securities.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to
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convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
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In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
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Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
The past performance information shown below is for Class A shares, which are offered in a separate prospectus. Although Class I2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class I2 shares because Class I2 shares have different expenses and are not subject to sales charges. As of the fiscal year ended October 31, 2017, the fund had not issued Class I2 shares. Performance information for Class I2 shares will be included after the share class has been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
Index returns are since the inception of the oldest share class.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to September 4, 2014, the fund was named Transamerica Multi-Manager International Portfolio, had a portfolio construction manager, used different investment strategies and had a different benchmark index. The performance set forth prior to that date is attributable to the portfolio construction manager.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	25.56%
Worst Quarter:	12/31/2008	-22.43%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				03/01/2006
Return before taxes	19.56%	7.54%	2.22%
Return after taxes on distributions	19.06%	7.24%	1.96%
Return after taxes on distributions and sale of fund shares	11.54%	5.89%	1.70%
MSCI All Country World Index Net	23.97%	10.80%	4.65%
MSCI World Index ex-U.S. (reflects no deduction for fees, expenses or taxes)	24.81%	7.97%	2.38%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Rockefeller & Co., Inc. Portfolio Managers:
Jimmy C. Chang, CFA	Portfolio Manager	since 2014
David P. Harris, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents.
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Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
The fund does not currently offer Class I2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Global Multifactor Macro

Investment Objective: Seeks positive absolute returns.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.53%
Distribution and service (12b-1) fees	None
Other expenses	0.94%
Acquired fund fees and expenses	0.11%
Total annual fund operating expenses	2.58%
Fee waiver and/or expense reimbursement[1,2]	0.97%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[3]	1.61%
1	Management fees include the management fees borne by the fund as the sole shareholder of the Subsidiary (defined below). Transamerica Asset Management, Inc. (TAM) has contractually agreed to waive a portion of the fund's management fee in an amount equal to the management fee paid to TAM by the Subsidiary. The Subsidiary has entered into a separate contract with the fund's investment adviser, TAM, for the management of the Subsidiary portfolio pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the fund. This management fee waiver, which is reflected in the fee waiver and/or expense reimbursement line, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.50% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’ total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
3	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$164	$710	$1,283	$2,842
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 0% of the average value of its portfolio. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the portfolio turnover rate.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC (the “sub-adviser”), pursues the fund’s investment objective by investing globally across a wide range of asset classes, including equities, fixed income, currencies and commodities. The fund may take both “long” and “short” positions in each of the asset classes using derivative instruments. The sub-adviser generally expects that the fund will have exposure in long and short positions across four major asset classes (commodities, currencies, fixed income and equities), but at any one time the fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
The fund obtains exposure to asset classes primarily through derivative instruments, such as forwards and futures contracts, options and swaps, including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures, equity swaps, options, global developed and emerging market currency forwards and futures, commodity futures and swaps, global developed and emerging market fixed income futures, and bond and interest rate futures and swaps (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments. The fund may also gain asset class exposures through direct investments.
The fund has the flexibility to shift its allocation across asset classes and markets around the world, including emerging markets, based on the sub-adviser’s assessment of their relative attractiveness. Under normal market conditions, the fund invests at least 40% of its assets (or, if conditions are not favorable, at least 30% of its assets) outside of the U.S. through direct investments, the Instruments or depositary receipts (“Foreign Securities”). The fund’s portfolio normally will be composed of investments that are economically tied to no less than three different countries, including the United States. Foreign Securities may include foreign
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currencies and interest rates, sovereign debt, equity indices representing countries other than the United States and through exposure to companies (i) organized or located outside the United States, (ii) whose primary trading market is located outside the United States or (iii) doing a substantial amount of business outside the United States, which the fund considers as a company that derives at least 50% of its revenue from business outside the United States or has at least 50% of its assets outside the United States.
The sub-adviser allocates among the different asset classes based on their assessed contribution to the fund’s risk budget—i.e., the targeted level of risk or volatility. The allocation process allows the sub-adviser to make tactical risk adjustments while maintaining long-term strategic risk weights. Within each asset class, approximately 50% of the fund’s target risk is expected to be allocated based on the macroeconomic indicators, and the remaining 50% of target risk is expected to be allocated based on the value, momentum, and carry indicators discussed below. These relative weights, and the relative weights to each of the value, momentum and carry indicators, can vary depending on market conditions.
The sub-adviser will use quantitative and qualitative methods to assess the level of risk (i.e., volatility of return) for the fund. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The sub-adviser, on average, will target an annualized volatility level for the fund of 8%. The sub-adviser expects that the fund’s targeted annualized forecasted volatility will typically range between 4% and 12%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
The fund may take a long or short position in an Instrument. The owner/holder of a “long” position in an Instrument will benefit from an increase in the price of the underlying security or instrument. The owner/holder of a “short” position in an Instrument will benefit from a decrease in the price of the underlying security or instrument. The fund goes long Instruments deemed overall attractive, and short Instruments deemed overall unattractive. When there is strong agreement among the indicators of attractiveness discussed below, the long or short position in an Instrument or asset class will generally be given a greater weighting in the portfolio, while conflicting indicators will generally result in a lesser weighting. Individual investments are bought or sold in accordance with periodic re-ranking and rebalancing, the frequency of which is expected to vary depending on the sub-adviser’s assessment of the investment’s attractiveness and global market conditions.
The sub-adviser uses a bottom up systematic process that considers four primary indicators of attractiveness in determining whether to take a long and/or short position in an asset class through a direct investment or an Instrument: macroeconomic data, value, momentum, and carry.
Macroeconomic Data: The sub-adviser seeks to evaluate the impact of macroeconomic news and macroeconomic trends on the attractiveness of Instruments and asset classes around the world. Macroeconomic themes considered include, but are not limited to, business cycles, international trade, monetary policy, investor sentiment and asset-specific fundamentals.
The evaluation of macroeconomic attractiveness includes both quantitative and qualitative components.
•	Quantitative analysis measures an Instrument’s attractiveness based on the current level and historical evolution of key macroeconomic measures. These measures include, but are not limited to, growth and inflation forecasts, demand for exports, central bank actions and equity market performance.
•	Qualitative input adds a perspective not available through quantitative analysis. These considerations include, but are not limited to, the sub-adviser’s assessment of fiscal and monetary policy, trade policy, geo-political risks and supply and demand conditions.
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The fund will seek to buy assets that are cheap and sell those that are expensive relative to similar investments globally and relative to their historical averages. Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term, seeking to capture the tendency that an asset’s recent performance will continue in the near future. The fund will seek to buy assets that recently outperformed and sell those that recently underperformed relative to similar investments globally and relative to their historical averages. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The fund will seek to buy high-yielding assets and sell low-yielding assets relative to similar investments globally and relative to their historical averages. An example of carry measures includes using interest rates to select currencies and bonds.
The sub-adviser generally expects that the fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets over any given market cycle; however, the fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.
A significant portion of the fund’s assets may be invested directly or indirectly in short-term investments, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as
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collateral for the positions the fund takes and also earn income for the fund. While the fund normally does not engage in any direct borrowing, leverage is implicit in the futures and other derivatives it trades. The fund’s returns may be volatile due to the significant use of Instruments that have a leveraging effect.
The fund generally intends to gain exposure to commodities by investing up to 25% of its total assets in the Subsidiary. The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities, commodity index-linked securities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary may also invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for its derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. The Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in derivatives that are applicable to the fund’s transactions in derivatives.
The fund may invest in exchange traded funds or exchange traded notes.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund (either directly or through its investments in underlying funds, including the Subsidiary). An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
CFTC Regulation – The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the fund. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”),
and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
Commodities and Commodity-Related Securities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to
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convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Exchange-Traded Notes (ETNs) – Exchange-Traded Notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. They differ from other types of bonds and notes because ETN returns are based upon the performance of a reference asset or benchmark minus applicable fees, no period coupon payments are distributed and no principal protections exist. The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying market, changes in the applicable interest rates and changes in the issuer’s credit rating.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used
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to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Investment Companies – To the extent that the fund invests in other investment companies, such as closed-end or exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions
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may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Momentum Style – Investing in or having exposure to securities considered to have positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of a fund using a momentum strategy may suffer.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Short Positions – The fund may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the sub-adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
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Subsidiary – By investing in the Subsidiary, the fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the fund and will be subject to the same risks that apply to similar investments if held directly by the fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. Although certain regulated investment companies received private letter rulings from the Internal Revenue Service (“IRS”) with respect to their investment in entities similar to the Subsidiary, the fund has not received such a ruling. The IRS is no longer issuing private letter rulings on structures of this kind. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the fund.
Tax – The fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. Under proposed Treasury regulations, certain income derived by a regulated investment company from a foreign wholly-owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives would generally constitute “qualifying income” for purposes of the source-of-income restrictions applicable to regulated investment companies, only to the extent the wholly-owned subsidiary makes distributions to the regulated investment company. If the proposed Treasury regulations are finalized in their current form, the Subsidiary intends to make all necessary distributions such that the fund’s income derived from the Subsidiary will constitute “qualifying income.” The tax treatment of commodity-linked notes, other commodity-linked derivatives and the fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the fund’s taxable income or gains and of distributions made by the fund.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Volatility Target – The fund utilizes an investment strategy that focuses on the management of fund volatility. There can be no assurance that the fund will meet its annualized volatility target. The annualized volatility target is intended to reduce the overall risk of investing in the fund but may not work as intended, may
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result in periods of underperformance and may limit the fund's ability to participate in rising markets. The fund's performance may be lower than similar funds that are not managed to an annualized volatility target.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	09/30/2016	2.23%
Worst Quarter:	06/30/2016	-2.79%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I2			03/03/2015
Return before taxes	-3.52%	-1.30%
Return after taxes on distributions	-5.17%	-2.77%
Return after taxes on distributions and sale of fund shares	-1.99%	-1.50%
BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	1.11%	0.69%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: AQR Capital Management, LLC Portfolio Managers:
Jordan Brooks	Portfolio Manager	since 2015
Michael Katz	Portfolio Manager	since 2015
David Kupersmith	Portfolio Manager	since 2015
John M. Liew	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Global Real Estate Securities

Investment Objective: Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.83%
Distribution and service (12b-1) fees	None
Other expenses	0.61%
Total annual fund operating expenses	1.44%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$147	$456	$787	$1,724
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 109% of the average value of its portfolio.
Principal Investment Strategies: Under normal conditions, the fund’s sub-adviser, CBRE Clarion Securities LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are principally engaged in the real estate industry. The sub-adviser considers issuers principally engaged in the real estate industry to be companies that derive their intrinsic value from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities. Under normal market conditions, the fund invests at least 40% of its assets (or, if conditions are not favorable, at least 30% of its assets) in non-U.S. issuers directly or through depositary receipts. The fund's portfolio normally will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. As a general matter, the sub-adviser intends to invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”).
The sub-adviser may engage in frequent and active trading of fund investments to achieve the fund’s investment objective. The fund does not directly invest in real estate.
This fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency
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exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Industry Concentration – The fund concentrates its investments in a specific industry or industries. Concentration in a particular industry subjects the fund to the risks associated with that industry. As a result, the fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses
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employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
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Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	06/30/2009	31.76%
Worst Quarter:	12/31/2008	-29.19%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/15/2005
Return before taxes	10.60%	5.37%	3.43%
Return after taxes on distributions	9.25%	4.07%	1.96%
Return after taxes on distributions and sale of fund shares	6.11%	3.58%	1.99%
S&P Developed Property Index (reflects no deduction for fees, expenses or taxes)	13.23%	7.97%	4.59%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
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Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: CBRE Clarion Securities LLC Portfolio Managers:
Steven D. Burton, CFA	Portfolio Manager	since 2005
T. Ritson Ferguson, CFA	Portfolio Manager	since 2005
Joseph P. Smith, CFA	Portfolio Manager	since 2005
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Government Money Market

Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.25%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.23%
Recaptured expense	0.08%
All other expenses	0.15%
Total annual fund operating expenses	0.48%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.48% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’ total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$49	$154	$269	$604
Principal Investment Strategies: The fund is a government money market fund. The fund seeks to maintain a stable net asset value of $1.00 per share by investing in:
•	High-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
•	repurchase agreements that are fully collateralized by U.S. government securities or cash; and
•	cash.
The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the fund's total assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized as described above. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities. U.S. government securities in which the fund may invest include obligations of, or guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by Ginnie Mae. A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks. A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac.
The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
In managing the fund’s assets, the sub-adviser starts with a global “top down” analysis and then considers various fundamental factors, such as creditworthiness, duration, yield, interest rate and liquidity.
The fund invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by the fund’s sub-adviser. Where required by applicable regulations, the fund’s sub-adviser or Board of Trustees will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average fund maturity of 60 days or less.
The fund may invest in other government money market funds to the extent permitted by law.
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As prevailing market conditions warrant, and at the discretion of the sub-adviser, the fund may hold cash uninvested and, if so, may be subject to risk with respect to the depository institution holding the cash. Cash assets are not income-generating and would impact the fund’s current yield.
If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the sub-adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Principal Risks:    You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
You should be aware that money market funds have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and this could happen again. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the fund to maintain a $1.00 per share net asset value.
As a government money market fund, the fund is not required to impose a fee upon sale of your shares (liquidity fees) or temporarily suspend your ability to sell shares if the fund liquidity falls below required minimums (redemption gates), and has no current intention to voluntarily impose such liquidity fees or redemption gates. However, the Board of Trustees reserves the right to impose liquidity fees and/or redemption gates in the future.
There is no assurance that the fund will meet its investment objective. The fund could underperform short-term debt instruments or other money market funds, or you could lose money, as a result of risks (in alphabetical order) such as:
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or may be perceived to be less creditworthy, or the value of assets underlying a security may decline. A decline may be significant, particularly in certain market environments.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have been at historically low levels and should be expected to go up. The fund's yield will tend to lag behind general changes in interest rates. The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the
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fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry or sector, or about the economy or interest rates, may be incorrect. The fund is also subject to the risk of imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the sub-adviser’s investment style fails to produce the desired results. The fund’s investment strategies designed by the investment manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager and could have an adverse effect on the performance of the fund. Any of these things could cause the fund to lag relevant benchmarks or other funds with similar objectives.
Market – A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets, real or perceived adverse economic or political conditions, inflation, or other market events could cause the value of your investment in the fund, or its yield, to decline. While the fund seeks to maintain a $1.00 share price, when market prices fall, the value of your investment could go down.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected.
Money Market Fund Reform – The fund operates as a “government” money market fund under new federal regulations. The fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the fund will be able to maintain a $1.00 share price. The fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on fund redemptions, as permitted under the new regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future.
Mortgage-Related Securities – The value of mortgage-related securities will be influenced by factors affecting the housing market. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans. Mortgage-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Redemption – The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. In addition, the fund may suspend redemptions when permitted by applicable regulations.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the
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agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Underlying Government Money Market Funds – The fund may invest in other government money market funds. Each of the underlying government money market funds in which the fund may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income. If interest rates increase, the fund's yield may not increase proportionately. For example, TAM or its affiliates may discontinue any temporary voluntary fee limitation or recoup amounts previously waived or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on yields. The fund may hold cash uninvested and, if so, will not earn income on those assets.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows the fund’s average annual total returns for different periods.
Absent any applicable fee waivers and/or expense limitations, performance would be lower. Prior to May 1, 2016, the fund operated as a “prime” money market fund and invested in certain types of securities that the fund is no longer permitted to hold. Consequently, the performance information below might have been different if the current investment limitations had been in effect prior to the conversion to a government money market fund. Performance shown for periods prior to May 1, 2016 reflects the fund’s former investment strategy.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

7-DAY YIELD (as of December 31, 2017)
Class I2 = 0.01%
	Quarter Ended	Return
Best Quarter:	03/31/2008	0.82%
Worst Quarter:	06/30/2013	0.00%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/15/2005
Return before taxes	0.01%	0.02%	0.26%
Return after taxes on distributions	0.00%	0.01%	0.17%
Return after taxes on distributions and sale of fund shares	0.00%	0.01%	0.17%
Actual returns may depend on the investor’s individual tax situation and may differ from those shown.
Call customer service (1-888-233-4339) for the current 7-day yield.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica
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Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Growth

Investment Objective: Seeks long-term growth of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.81%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Total annual fund operating expenses	0.87%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$89	$278	$482	$1,073
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 50% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Jennison Associates LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the fund’s total assets in equity and equity-related securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.
The sub-adviser uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macro-economic factors, in seeking to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.
The fund may invest up to 20% of its assets in the securities of foreign issuers, of which 10% may be invested in emerging markets issuers.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price
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volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
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Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	03/31/2012	19.48%
Worst Quarter:	12/31/2008	-20.88%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/15/2005
Return before taxes	36.29%	17.82%	10.18%
Return after taxes on distributions	27.47%	12.79%	7.55%
Return after taxes on distributions and sale of fund shares	27.81%	13.62%	7.95%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	10.00%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Jennison Associates LLC Portfolio Managers:
Blair A. Boyer	Portfolio Manager	since 2006
Michael A. Del Balso	Portfolio Manager	since 2004
Spiros Segalas	Portfolio Manager	since 2004
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class
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I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica High Yield Bond

Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.57%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Total annual fund operating expenses	0.63%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$64	$202	$351	$786
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 39% of the average value of its portfolio.
Principal Investment Strategies: The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund's sub-adviser). The sub-adviser’s strategy is to seek to achieve high returns for the fund while maintaining a reasonable risk profile.
In managing the fund's assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Bank Obligations – To the extent the fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
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Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the
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market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
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The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
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As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	06/30/2009	22.95%
Worst Quarter:	12/31/2008	-16.73%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/08/2004
Return before taxes	7.20%	5.41%	7.89%
Return after taxes on distributions	4.62%	2.71%	5.01%
Return after taxes on distributions and sale of fund shares	4.07%	2.91%	4.89%
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	7.50%	5.78%	8.09%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Kevin Bakker, CFA	Portfolio Manager	since 2007
Benjamin D. Miller, CFA	Portfolio Manager	since 2006
James K. Schaeffer, Jr.	Portfolio Manager	since 2011
Derek Thoms	Portfolio Manager	since 2016
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica High Yield Muni

Investment Objective: Seeks to maximize total return through investment in medium- and lower-grade municipal securities that are exempt from federal income tax.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.54%
Distribution and service (12b-1) fees	None
Other expenses	0.18%
Total annual fund operating expenses	0.72%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$74	$230	$401	$894
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 115% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”) applicable to individuals. Interest income from some of the municipal obligations in which the fund may invest may be subject to AMT. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions. The fund may invest 25% or more of its total assets in any sector or sub-sector of the municipal bond market.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The process is engineered to seek to exploit mispricing that may be apparent at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve positioning. Investment decisions are made to maximize total return while balancing portfolio risk. The fund’s investments generally include higher yielding municipal bonds, specifically medium- to- lower-grade municipal bonds. High-yield, lower-grade debt securities (commonly known as “junk bonds”) are those rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by Standard & Poor’s Rating Services (“S&P”) or comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined by the sub-adviser to be of comparable quality). The fund has the flexibility to invest the remainder of its assets in a broad array of issuers across the credit spectrum.
The fund may also invest up to 15% of its assets in municipal bonds that are distressed securities. Distressed securities are securities that are the subject of bankruptcy proceedings or are rated in the lowest rating categories by at least one independent rating agency (“CC” or lower by S&P or Fitch or “Ca” or lower by Moody’s), or if unrated, judged to be of comparable quality by the sub-adviser. The fund may also invest in higher quality debt securities.
Under normal conditions, the duration of the fund will generally vary between three and 20 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates. The fund does not limit the maturity of the securities in which it invests. The maturity of a fixed income security is the measure of time remaining until the final payment on the security is due. However, under normal circumstances, the fund may focus on longer-term maturities in an effort to capture the higher yields generally associated with such maturities. The fund may invest more than 25% of its assets in securities relating to one political subdivision, such as any state or U.S. territory. The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”) as well as municipal bond closed-end funds.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the
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fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
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Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments
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could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
The fund may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than tax-exempt securities issued by other issuers. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Puerto Rico Municipal Securities – Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. Recently, Puerto Rico has defaulted on certain general obligation bonds and agency debt payments and there may be additional defaults. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code. It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt restructuring process itself, could adversely affect the value of Puerto Rico municipal securities. To the extent the fund holds any Puerto Rico municipal securities, the fund may lose some or all of the value of those investments.
Taxable Investments – Although distributions of interest income from the fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your fund distributions.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the
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underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	06/30/2017	3.42%
Worst Quarter:	09/30/2017	1.75%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I2			09/30/2016
Return before taxes	9.70%	2.03%
Return after taxes on distributions	8.85%	0.94%
Return after taxes on distributions and sale of fund shares	6.11%	1.47%
Bloomberg Barclays High Yield Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	9.69%	6.00%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Belle Haven Investments, L.P. Portfolio Manager:
Matthew Dalton	Portfolio Manager	since 2013
Brian Steeves	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents.
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Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: The fund intends to distribute income that is exempt from regular federal income tax and the AMT. A portion of the fund’s distributions may be subject to taxes.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Inflation Opportunities

Investment Objective: Seeks maximum real return, consistent with appreciation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.58%
Distribution and service (12b-1) fees	None
Other expenses	0.12%
Total annual fund operating expenses	0.70%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$72	$224	$390	$871
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 41% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing the fund’s assets primarily in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.
Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers with respect to domestic issuers.
The fund may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and mortgage-backed asset-backed securities. The fund may invest in securities of any maturity and does not have a target average duration. The fund also may invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents.
The fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (often referred to as “junk bonds”) rated BB or below by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Corporation or Fitch, Inc., or, if unrated, determined by the sub-advisor to be of comparable quality.
The fund may use derivatives, including swaps, currency forward contracts, and futures, in an effort to mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. The fund may invest in swaps, including interest rate swaps, inflation-based swaps and credit default swaps, provided that the fund’s maximum swap underlying notional value exposure does not exceed 40% of the underlying market value of the fund’s portfolio. The fund may also invest in hybrid instruments.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial
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contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or
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central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Hybrid Instruments – Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage.
Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned
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by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds generally seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree
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of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - I2
	Quarter Ended	Return
Best Quarter:	03/31/2016	3.08%
Worst Quarter:	09/30/2015	-2.15%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I2			03/01/2014
Return before taxes	4.08%	1.33%
Return after taxes on distributions	3.37%	0.87%
Return after taxes on distributions and sale of fund shares	2.31%	0.80%
Bloomberg Barclays Global Inflation Linked Bond Index (reflects no deduction for fees, expenses or taxes)	8.67%	2.08%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: PineBridge Investments LLC Portfolio Managers:
Roberto Coronado	Co-Portfolio Manager	since 2016
Gunter H. Seeger	Co-Portfolio Manager	since 2018
Robert A. Vanden Assem, CFA	Co-Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These
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payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Intermediate Bond

Investment Objective: Seeks to achieve maximum total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.38%
Distribution and service (12b-1) fees	None
Other expenses	0.04%
Total annual fund operating expenses	0.42%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$43	$135	$235	$530
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 22% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed income securities. The fund’s portfolio weighted average duration will typically range from 3 to 10 years. The fund may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fund’s investments may include debt securities of foreign issuers, including emerging market debt securities. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund’s sub-adviser.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine sector, security, yield curve, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs
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and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
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Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value
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of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening.
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Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Core Bond (the “predecessor fund”), on March 24, 2017, and the predecessor fund is the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Prior to May 1, 2014, the predecessor fund had a different sub-adviser. The performance set forth prior to that date is attributable to the previous sub-adviser.
The past performance shown below is for Class R4 shares. Class R4 shares are offered in a separate prospectus. Although Class I2 shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class I2 shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class I2 shares will be included in a future prospectus after the class has been in operation for one calendar year. following the reorganizations
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
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As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	09/30/2009	5.44%
Worst Quarter:	09/30/2008	-3.77%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				09/11/2000
Return before taxes	4.04%	2.41%	4.37%
Return after taxes on distributions	3.02%	1.05%	2.81%
Return after taxes on distributions and sale of fund shares	2.28%	1.22%	2.77%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Tyler A. Knight, CFA	Portfolio Manager	since 2015
Sivakumar N. Rajan	Portfolio Manager	since 2017
Doug Weih, CFA	Portfolio Manager	since 2014
Brian W. Westhoff, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class
I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Intermediate Muni

Investment Objective: Seeks to maximize total return through a combination of current income that is exempt from federal income tax and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.43%
Distribution and service (12b-1) fees	None
Other expenses	0.05%
Total annual fund operating expenses	0.48%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$49	$154	$269	$604
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 55% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”) applicable to individuals. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The fund will invest utilizing a process that seeks to maximize total return, while adhering to longer term strategic risk management through a disciplined commitment to the diversification benefits of investment in a number of security types within the municipal bond market. The fund does this by taking a flexible approach to where it identifies value opportunities regardless of the par value. The sub-adviser also has the flexibility to invest in a broad array of issuers across the credit spectrum, although the fund is expected to have an investment grade bias.
Under normal conditions, the fund’s dollar-weighted average maturity is more than 3 years and less than 10 years. A fixed income security’s maturity is the date at which the security’s issuer legally agrees to repay the principal.
The fund may invest no more than 25% of its assets in securities of issuers in the same state, political subdivision or U.S. territory. The fund may invest up to 20% of its net assets in taxable investments, including U.S. high yield fixed income securities (commonly known as “junk bonds”) rated B or higher. Junk bonds are those securities rated below investment grade by at least one nationally recognized statistical rating organization, or, if unrated, determined by the sub-adviser to be of comparable quality.
The fund may invest in derivative instruments such as options and futures contracts on U.S. Treasury securities for hedging purposes. The fund may also invest in exchange-traded funds (“ETFs”).
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults
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or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
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Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which
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are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
The fund may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than tax-exempt securities issued by other issuers. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Puerto Rico Municipal Securities – Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. Recently, Puerto Rico has defaulted on certain general obligation bonds and agency debt payments and there may be additional defaults. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code. It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt restructuring process itself, could adversely affect the value of
Puerto Rico municipal securities. To the extent the fund holds any Puerto Rico municipal securities, the fund may lose some or all of the value of those investments.
Taxable Investments – Although distributions of interest income from the fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your fund distributions.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided
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by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
Index returns are since the inception of the oldest share class.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	06/30/2017	2.04%
Worst Quarter:	12/31/2017	0.75%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I2			09/30/2016
Return before taxes	5.72%	0.68%
Return after taxes on distributions	5.71%	0.46%
Return after taxes on distributions and sale of fund shares	4.21%	0.94%
Bloomberg Barclays Muni Managed Money Intermediate Index (reflects no deduction for fees, expenses or taxes)	4.88%	2.51%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Belle Haven Investments, L.P. Portfolio Managers:
Matthew Dalton	Portfolio Manager	since 2012
Brian Steeves	Portfolio Manager	since 2012
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: The fund intends to distribute income that is exempt from regular federal income tax and the AMT. A portion of the fund’s distributions may be subject to taxes.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Equity

Investment Objective: Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.71%
Distribution and service (12b-1) fees	None
Other expenses	0.08%
Total annual fund operating expenses	0.79%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$81	$252	$439	$978
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 22% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed countries, but may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of approximately 80-110 stocks is selected as a result of this process. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to
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convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
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In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	03/31/2012	12.88%
Worst Quarter:	09/30/2015	-8.70%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				03/01/2011
Return before taxes	22.67%	8.58%	7.02%
Return after taxes on distributions	21.67%	7.70%	6.27%
Return after taxes on distributions and sale of fund shares	13.47%	6.59%	5.44%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.62%	8.39%	6.86%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brandon H. Harrell, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Growth (formerly, Transamerica International Equity Opportunities)

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Total annual fund operating expenses[2]	0.82%
1	Management fees have been restated to reflect a reduction in advisory fees effective March 1, 2018.
2	Total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the financial highlights table, which do not reflect the reflect the reduction in management fees effective March 1, 2018.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$84	$262	$455	$1,014
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 15% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Greystone Managed Investments Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities—such as preferred stock, convertible securities and depositary receipts—of issuers economically tied to a number of countries throughout the world, including emerging market countries. The fund normally invests primarily in equity securities of foreign companies, including emerging market equity securities. In selecting investments for the fund, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. The sub-adviser may invest the fund’s assets in companies of any size. The fund may also invest in warrants and rights.
The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser will normally invest the fund’s assets in investments economically tied to at least three countries not including the United States. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country.
The sub-adviser normally allocates the fund's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
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Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
China A–Shares – The fund may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict the fund’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when the fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the fund’s investments through the Programs. There is no guarantee that all three exchanges will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
In addition, uncertainties in China tax rules governing taxation of income and gains from investments in China A-Shares via the Programs could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
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Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments
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could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 1, 2018, the fund was named Transamerica International Equity Opportunities, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	09/30/2009	21.17%
Worst Quarter:	09/30/2011	-20.57%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				06/10/2008
Return before taxes	27.58%	7.41%	4.46%
Return after taxes on distributions	27.19%	6.55%	3.38%
Return after taxes on distributions and sale of fund shares	16.12%	5.69%	3.39%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.62%	8.39%	3.08%
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The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Greystone Managed Investments Inc. Portfolio Managers:
Alfred Li, CFA	Portfolio Manager	since 2018
Jeff Tiefenbach, CFA	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Small Cap

Investment Objective: Seeks to provide long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.10%
Distribution and service (12b-1) fees	None
Other expenses	0.30%
Total annual fund operating expenses	1.40%
Fee waiver and/or expense reimbursement[1]	0.13%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.27%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.27% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’ total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$129	$430	$753	$1,668
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 40% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Schroder Investment Management North America Inc. (the “sub-adviser”), together with its affiliate, Schroder Investment Management North America Limited, under normal circumstances, invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies (currently considered by the sub-adviser to be those with market capitalizations, based on the number of shares readily available in the market, of $5 billion or less at the time of investment) that it believes offer the potential for capital appreciation. The fund primarily invests in equity securities of small-cap companies located outside the United States (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)).
The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors. The sub-adviser generally sells a security when its market price approaches the sub-adviser’s estimate of fair value or when the sub-adviser identifies a significantly more attractive investment candidate. The fund generally emphasizes developed markets in Europe and the Pacific, with a limited allocation to emerging markets. Stocks of emerging market countries can be substantially more volatile and substantially less liquid than those of both U.S. and more developed foreign markets.
The fund may invest in preferred stocks and closed-end investment companies that invest primarily in foreign securities. The fund may also invest in convertible securities and warrants. The fund may invest, to a limited extent, in derivatives. Investments in derivatives may subject the fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The fund does not intend to use derivatives for speculation or for the purpose of leveraging, or magnifying, investment returns.
The fund may enter into forward foreign currency exchange contracts, which are a type of derivative contract.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be
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less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to
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market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Investment Companies – To the extent that the fund invests in other investment companies, such as closed-end or exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments
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could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	06/30/2009	31.88%
Worst Quarter:	09/30/2011	-22.07%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				03/01/2008
Return before taxes	39.67%	13.02%	6.61%
Return after taxes on distributions	36.75%	9.40%	4.48%
Return after taxes on distributions and sale of fund shares	24.47%	9.74%	4.92%
S&P EPAC SmallCap Index (reflects no deduction for fees, expenses or taxes)	33.97%	13.07%	6.38%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
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Management:
Investment Manager: Transamerica Asset Management, Inc.
Sub-Adviser: Schroder Investment Management North America Inc.
Sub-Sub Adviser: Schroder Investment Management North America Limited
Portfolio Manager:
Matthew Dobbs	Portfolio Manager	since 2008
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Small Cap Value

Investment Objective: Seeks maximum long-term total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.94%
Distribution and service (12b-1) fees	None
Other expenses	0.08%
Total annual fund operating expenses	1.02%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$104	$325	$563	$1,248
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 25% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies. The fund considers small-cap companies to be those with market capitalizations between $200 million and $6 billion at the time of investment. The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser will seek stocks that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary
Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize small cap companies, it may also invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its assets in securities of companies in emerging markets. It is expected that investments will generally be diversified throughout the world and within markets in an effort to moderate specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Small Cap Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of approximately 80-120 securities is selected as a result of this process.
The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the MSCI EAFE Small Cap Index.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to
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convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
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In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	06/30/2017	7.72%
Worst Quarter:	09/30/2014	-9.04%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I2			01/04/2013
Return before taxes	30.64%	10.67%
Return after taxes on distributions	29.48%	9.79%
Return after taxes on distributions and sale of fund shares	17.89%	8.31%
MSCI EAFE Small Cap Index Gross (reflects no deduction for fees, expenses or taxes)	33.50%	12.90%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Managers:
Brandon H. Harrell, CFA	Portfolio Manager	since 2013
Stedman D. Oakey, CFA	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Shares of the fund are not available for purchase to new investors. Existing shareholders may continue to invest in the fund as described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Large Cap Value

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.65%
Distribution and service (12b-1) fees	None
Other expenses	0.04%
Total annual fund operating expenses	0.69%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$70	$221	$384	$859
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 128% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The fund considers large cap companies to be companies with capitalizations within the range of companies included in the Russell 1000® Value Index1. As of December 31, 2017, the market capitalization range of the Russell 1000® Value Index was between approximately $1.1 billion and $489 billion. The fund’s sub-adviser, Levin Capital Strategies, L.P.
(the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $10 billion. The fund typically holds between 25 and 40 positions.
The fund will employ a value-oriented, contrarian approach and a bottom-up fundamental research process combining stock specific insight with a contra momentum discipline. Employing a contra momentum discipline is a practice through which the sub-adviser will seek to purchase securities trading lower than recent highs and at modest multiples of cash flow, reflecting low asset valuations and indicating that the securities may be undervalued. The sub-adviser emphasizes capital preservation, risk control and downside protection. The goal of the systematic evaluation is to identify and buy stocks that are undervalued but have an identifiable catalyst, such as a potentially profitable product in the issuer’s production pipeline, that has the potential to unlock value.
The fund will generally invest in companies across a variety of industries and sectors. Valuation is assessed on both a relative and absolute basis. The fund will invest primarily in common stock and depositary receipts. The fund may invest up to 20% of its assets in non-U.S. securities. The fund considers non-U.S. securities to include issuers organized or located outside the U.S. and trade primarily in a market located outside the U.S. The fund may invest up to 20% of its net assets in small and/or medium capitalization companies.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
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In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to July 31, 2012, the fund was named Transamerica Quality Value, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.
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Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	12/31/2011	12.62%
Worst Quarter:	09/30/2011	-15.85%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				11/15/2010
Return before taxes	12.49%	15.82%	14.30%
Return after taxes on distributions	8.71%	11.68%	11.14%
Return after taxes on distributions and sale of fund shares	9.02%	11.34%	10.67%
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	13.66%	14.04%	13.11%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Levin Capital Strategies, L.P. Portfolio Managers:
John Levin	Portfolio Manager	since 2012
Jack Murphy	Portfolio Manager	since 2012
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents.
Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Long/Short Strategy

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.23%
Distribution and service (12b-1) fees	None
Other expenses	2.80%
Dividend and interest expenses on securities sold short[1]	2.30%
All other expenses	0.50%
Total annual fund operating expenses	4.03%
Fee waiver and/or expense reimbursement[2]	0.14%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	3.89%
1	Dividend expense on securities sold short refers to paying the value of dividends to the securities' lenders. Interest expense on securities sold short arises from the use of short sale proceeds to invest more than 100% of the fund's net assets in long positions.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.59% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’ total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$391	$1,214	$2,053	$4,222
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 915% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), employs a long-short equity strategy by investing the fund’s assets in long and short positions in equity securities selected from a universe of mid- to large capitalization stocks. The equity securities will have market characteristics and capitalizations similar to those included in the Russell 1000® Index1 and/or the S&P 500® at the time of purchase. In implementing its strategy, the fund invests primarily in common stocks, real estate investment trusts (“REITs”) and depositary receipts. The fund may also invest, long or short, in stocks of small capitalization companies.
The fund purchases securities that the sub-adviser believes are undervalued and sells short securities that the sub-adviser believes are overvalued. The fund’s net equity market exposure will typically range from approximately 20% to 40%; however, in response to market conditions, the fund may adjust its equity market exposure. Under normal market conditions, the fund’s net long equity market exposure will not exceed 60% and its net short equity market exposure will not exceed 20%. Further, the fund’s gross equity market exposure is limited to 200%. The fund may hold a substantial portion of its total assets in cash when it holds significant short positions. By taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.
Selling stocks short allows the fund to more fully exploit insights into stocks that the fund’s sub-adviser expects to underperform. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund.
On behalf of the fund, the sub-adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis for its decisions. In general, the sub-adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general
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rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and
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increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to January 6, 2011, the fund was named Transamerica BNY Mellon Market Neutral Strategy, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	03/31/2012	6.34%
Worst Quarter:	09/30/2011	-6.44%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class I2				01/03/2007
Return before taxes	11.36%	5.00%	1.47%
Return after taxes on distributions	8.89%	2.63%	0.30%
Return after taxes on distributions and sale of fund shares	8.46%	3.68%	1.04%
BofA Merrill Lynch 3-Month US Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.85%	0.27%	0.39%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Steven G. Lee	Portfolio Manager	since 2014
Raffaele Zingone, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Managed Futures Strategy

Investment Objective: Seeks to generate positive absolute returns.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.38%
Distribution and service (12b-1) fees	None
Other expenses	0.90%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	2.29%
Fee waiver and/or expense reimbursement[1]	0.83%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[2]	1.46%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.45% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’ total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$149	$636	$1,150	$2,561
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 0% of the average value of its portfolio.
Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the portfolio turnover rate.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC (the “sub-adviser”), invests the fund’s assets primarily in a portfolio of futures contracts, futures-related instruments, forwards and swaps. The fund’s universe of investments currently includes more than 100 global developed and emerging market exchange-traded futures, futures-related instruments, forward contracts and swaps across four major asset classes (commodities, currencies, fixed-income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time.
Generally, the fund invests in futures contracts, futures-related instruments, forwards and swaps, and may include, but will not be limited to, global equity index futures, swaps on equity index futures and equity swaps, global currency forwards and futures, commodity futures, commodity swaps, global interest rate and bond futures and swaps (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments. There are no geographic limits on the market exposure of the fund’s assets. This flexibility allows the sub-adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the fund’s ability to meet its objective. The fund may also invest in exchange traded funds or exchange traded notes through which the fund can participate in the performance of one or more Instruments. The fund may also take a short position in a derivative instrument such as a future, forward or swap.
The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. In addition, the Subsidiary may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.
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The fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The sub-adviser uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity Instruments. Once a trend is determined, the fund will take either a long or short position in the given Instrument. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying security or instrument. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying security or instrument. The size of the position taken will relate to the sub-adviser’s systematic assessment of the trend and its likelihood of continuing as well as the sub-adviser’s estimate of the Instrument’s risk. The sub-adviser generally expects that the fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class. The fund may take a short position in a derivative instrument, such as a future, forward or swap. The fund may enter into derivatives transactions, including swap agreements or taking short positions in futures contracts, which have similar economic effects as short sales.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s NAV to be volatile. For example, if the sub-adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the fund will be magnified; however, if that investment decreases in value, the loss to the fund will be magnified. A decline in the fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the fund’s use of Instruments providing enhanced exposure will enable the fund to achieve its investment objective.
The sub-adviser will primarily use quantitative methods to assess the level of risk (i.e., volatility of return) for the fund. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The sub-adviser, on average, will target an annualized volatility level for the fund of 10%. The sub-adviser expects that the fund’s targeted annualized forecasted volatility will typically range between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the fund’s strategy, the fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the fund’s ability to use leverage; however, the fund is not subject to any additional limitations on its net long and short exposures. For example, the fund, on average, could hold instruments that provide three to four times the net return of a broad or narrow-based securities index. When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%).
A significant portion of the assets of the fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the fund takes and also earn income for the fund.
This fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund (either directly or through its investments in the Subsidiary). An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
CFTC Regulation – The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the fund. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”),
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and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
Commodities and Commodity-Related Securities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Exchange-Traded Notes (ETNs) – Exchange-Traded Notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. They differ from other types of bonds and notes because ETN returns are based upon the performance of a reference asset or benchmark minus applicable fees, no period coupon payments are distributed and no principal protections exist. The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying market, changes in the applicable interest rates and changes in the issuer’s credit rating.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your
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investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Investment Companies – To the extent that the fund invests in other investment companies, such as closed-end or exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities
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also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Short Positions – The fund may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the sub-adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend
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on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
Subsidiary – By investing in the Subsidiary, the fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the fund and will be subject to the same risks that apply to similar investments if held directly by the fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. The fund relies on a private letter ruling from the Internal Revenue Service (the “IRS”) with respect to the investment in the Subsidiary. There can be no assurance that the IRS will not revoke the private letter ruling it issued to the fund. It is possible that any such revocation could be retroactive to a date to be specified by the IRS. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the fund.
Tax – The fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. Under proposed Treasury regulations, certain income derived by a regulated investment company from a foreign wholly-owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives would generally constitute “qualifying income” for purposes of the source-of-income restrictions applicable to regulated investment companies, only to the extent the wholly-owned subsidiary makes distributions to the regulated investment company. If the proposed Treasury regulations are finalized in their current form, the Subsidiary intends to make all necessary distributions such that the fund’s income derived from the Subsidiary will constitute “qualifying income.” The tax treatment of commodity-linked notes, other commodity-linked derivatives and the fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the fund’s taxable income or gains and of distributions made by the fund.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is
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holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Volatility Target – The fund utilizes an investment strategy that focuses on the management of fund volatility. There can be no assurance that the fund will meet its annualized volatility target. The annualized volatility target is intended to reduce the overall risk of investing in the fund but may not work as intended, may result in periods of underperformance and may limit the fund's ability to participate in rising markets. The fund's performance may be lower than similar funds that are not managed to an annualized volatility target.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	12/31/2014	9.37%
Worst Quarter:	06/30/2015	-8.32%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				09/30/2010
Return before taxes	-0.99%	1.78%	1.22%
Return after taxes on distributions	-0.99%	-0.34%	-0.31%
Return after taxes on distributions and sale of fund shares	-0.56%	0.73%	0.48%
Citigroup 3-Month Treasury Bill + 7% Wrap Index (reflects no deduction for fees, expenses or taxes)	8.13%	7.49%	7.43%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: AQR Capital Management, LLC Portfolio Managers:
Clifford S. Asness	Portfolio Manager	since 2010
Brian K. Hurst	Portfolio Manager	since 2010
Ari Levine	Portfolio Manager	since 2015
John M. Liew	Portfolio Manager	since 2010
Yao Hua Ooi	Portfolio Manager	since 2010
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Mid Cap Growth

Investment Objective: Seeks long term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.12%
Total annual fund operating expenses	0.87%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$89	$278	$482	$1,073
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 30% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser believes have the potential to deliver earnings growth in excess of the market average, or to become market leaders. Under normal circumstances, the fund’s sub-adviser, Quantum Capital Management (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index1. As of December 31, 2017, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $1.2 billion to $36.7 billion. Over time, the capitalizations of the companies in the Russell Midcap® Growth Index will change. As they do, the size of the companies in which the fund invests may change.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The fund emphasizes common stocks. The fund may also invest in foreign securities.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or
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not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Mid Growth (the “predecessor fund”), on March 10, 2017, and the predecessor fund is the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Prior to June 28, 2013, the predecessor fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.
The past performance shown below is for Class R4 shares. Class R4 shares are offered in a separate prospectus. Although Class I2 shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class I2 shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class I2 shares will be included in a future prospectus after the class has been in operation for one calendar year.  following the reorganizations
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	12/31/2010	17.62%
Worst Quarter:	12/31/2008	-25.45%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				11/07/2001
Return before taxes	21.29%	13.43%	6.48%
Return after taxes on distributions	19.97%	8.62%	4.19%
Return after taxes on distributions and sale of fund shares	12.76%	8.82%	4.29%
Russell Midcap® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	25.27%	15.30%	9.10%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Quantum Capital Management Portfolio Managers:
Howard Aschwald, CFA	Portfolio Manager	since 2013
Timothy D. Chatard, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Mid Cap Value

Investment Objective: Seeks growth from capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%
Distribution and service (12b-1) fees	None
Other expenses	0.04%
Total annual fund operating expenses	0.89%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$91	$284	$493	$1,096
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 11% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Value Index1 and/or between $1 billion and $20 billion at the time of purchase. As of the date of the last reconstitution of the Russell Midcap® Value Index on June 23, 2017, the market capitalizations of the companies in the index ranged from $1.70 billion to $31.28 billion. The fund will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The fund may also invest up to 15% of its net assets in real estate investment trusts (“REITs”). Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater.
The sub-adviser may use derivatives, including futures contracts, covered call options, options on futures contracts and stock index futures and options, for the purpose of remaining fully invested, equitizing cash, reducing transaction costs or managing interest rate risk.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
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Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
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In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
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As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	09/30/2009	18.16%
Worst Quarter:	12/31/2008	-21.96%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/15/2005
Return before taxes	13.81%	14.19%	9.62%
Return after taxes on distributions	11.30%	11.80%	8.33%
Return after taxes on distributions and sale of fund shares	9.86%	11.09%	7.73%
Russell Midcap® Value Index[1] (reflects no deduction for fees, expenses or taxes)	13.34%	14.68%	9.10%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Gloria Fu, CFA	Portfolio Manager	since 2006
Lawrence Playford, CFA	Portfolio Manager	since 2004
Jonathan K. L. Simon	Portfolio Manager	since 2004
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class
I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Mid Cap Value Opportunities

Investment Objective: Seeks to provide investors with long term capital growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Total annual fund operating expenses	0.76%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$78	$243	$422	$942
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 76% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund's sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Value Index1 (between approximately $4.4 billion and $29 billion as of its most recent reconstitution on June 23, 2017). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.
The fund primarily invests in common stocks. The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser's mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action.
The sub-adviser's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates
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at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	03/31/2016	5.13%
Worst Quarter:	09/30/2015	-2.71%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I2			04/30/2014
Return before taxes	9.66%	10.59%
Return after taxes on distributions	7.66%	8.70%
Return after taxes on distributions and sale of fund shares	7.09%	7.82%
Russell Midcap® Value Index[1] (reflects no deduction for fees, expenses or taxes)	13.34%	9.91%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brett P. Hawkins, CFA	Portfolio Manager	since 2014
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Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica MLP & Energy Income

Investment Objective: Seeks long-term growth of capital while providing current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.11%
Distribution and service (12b-1) fees	None
Other expenses	0.08%
Total annual fund operating expenses	1.19%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$121	$378	$654	$1,443
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 41% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “sub-adviser”), seeks to achieve the fund’s stated objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and debt securities of energy master limited partnerships (“MLPs”), MLP-related entities, energy infrastructure companies and other issuers in the energy sector. The sub-adviser considers the “energy sector” to consist of companies involved in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity (“energy-related assets”).
MLPs are publicly traded partnerships that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products (“midstream assets”). MLPs also include general partner MLPs whose assets consist of ownership interests of an affiliated MLP (which may include general partnership interests, incentive distribution rights, common units and subordinated units).
MLP-related entities include companies structured as MLPs that have elected to be taxed as corporations for federal income tax purposes and affiliates of MLPs, substantially all of whose assets consist of i-units and instruments that are derivatives of interests in MLPs. MLP affiliates are not treated as publicly traded partnerships for federal income tax purposes. Energy infrastructure companies are companies, other than MLPs, that own or operate midstream assets. This includes companies that (i) derive at least 50% of their revenues or operating income from midstream assets or (ii) have midstream assets that represent a majority of their assets. Energy infrastructure companies are not structured as MLPs and are taxed as corporations. Investments in other issuers in the energy sector will consist of companies that own, operate or provide services to energy-related assets.
MLP and MLP-related equity investments by the fund may include securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, including MLP and limited liability company common units; the equity securities issued by MLP-related entities, such as I-shares of MLP-related entities and common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in MLPs and energy infrastructure companies.
The fund may invest in the debt securities of issuers in the energy sector, but not more than 10% of its total assets may be invested in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities.
The fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to I-shares of MLP-related entities, substantially all of whose assets consist of limited partnership interests in MLPs in the form of i-units, which are not treated as publicly traded partnerships for federal income tax purposes. MLP-related entities receive additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-shares will receive additional I-shares, in the same proportion as the MLP-related entities’ receipt of i-units, rather than cash distributions.
The fund may use short sales, arbitrage and other strategies to try to generate additional return, the maximum exposure to which may not exceed 20% of the fund’s net assets. As part of such strategies, the fund may (1) engage in paired long short trades in an attempt to arbitrage pricing disparities in securities held in the fund (e.g., establishing a long or short position in the equity of an
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MLP issuer while simultaneously establishing an opposite position in an affiliated MLP-related entity or other affiliated equity security); (2) trade call or put options; (3) enter into total return swaps or credit default contracts; or (4) sell securities short. The fund may also invest in foreign securities, but generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. and Canadian exchanges.
Options trading is not a core strategy of the fund, but may be used to monetize existing positions when price targets are reached, to generate income and to help hedge the fund. In addition, by taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.
The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes.
The above investment restrictions apply at the time of purchase, and the fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Arbitrage – Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
Capital Markets – Energy companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, energy companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
Cash Flow – A substantial portion of the income received by the fund is expected to be derived from investments in equity securities of energy companies. The amount and tax characterization of cash that any such company has available for distribution depends on the amount of cash generated from such company’s operations. Cash from operations may vary widely from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. In addition, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs, borrowing costs and other costs of expenditures may reduce the amount of cash that a company has available for distribution in a given period.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial
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restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Energy Sector – Under normal circumstances, the fund concentrates its investments in industries in the energy sector. Investing in the energy sector involves a number of risks, including:
•	Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies.
•	Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated.
•	Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons.
•	Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and (v) the prices they may charge for the products and services they provide.
•	Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices.
•	Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that energy companies are unable to make such acquisitions, whether because they are unable to identify attractive acquisition candidates and negotiate and close acceptable purchase contracts or to raise financing for such acquisitions on economically acceptable terms, or otherwise, their future growth may be limited.
•	Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
•	Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions.
•	Terrorism/Market Disruption . Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets.
•	Weather. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
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Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Industry Concentration – The fund concentrates its investments in a specific industry or industries. Concentration in a particular industry subjects the fund to the risks associated with that industry. As a result, the fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The yields for equity securities of MLPs and certain midstream companies (companies that own and operate midstream assets, which are used in energy logistics, including, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products) are susceptible in the short-term to fluctuations in interest rates and the prices of such equity securities may decline when interest rates rise. This is also true for investments in debt instruments of energy companies. Rising interest rates can adversely impact the financial performance of energy companies by increasing the cost of capital. This may reduce such companies’ ability to execute acquisitions or expansion projects in a cost-effective manner.
IPOs – Initial public offerings (“IPOs”) are subject to specific risks which include, among others:
•	high volatility;
•	no track record for consideration;
•	securities may be illiquid; and
•	earnings are less predictable.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are
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imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Master Limited Partnerships – Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of the fund’s investments in such securities may decline if interest rates rise. The value of the fund’s investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Privately Held Companies – Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally
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accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the sub-adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the fund invests. Investments in privately held companies may be illiquid and difficult to value.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Tax – In order to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. If the fund were to fail to meet any of these requirements, the fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would generally be taxable to shareholders as ordinary dividend income to the extent attributable to the fund’s earnings and profits. If the fund were to fail to qualify as a RIC, shareholders of the fund could realize significantly diminished returns from their investment in the fund. In the alternative, the fund may be able to preserve its RIC qualification under those circumstances by meeting certain conditions, in which case it may be subject to certain additional taxes.
The fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes. An MLP is an entity treated as a partnership under the Internal Revenue Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. If it does not so qualify, it will generally be subject to tax as a corporation and there could be a material decrease in the value of its securities.
Depreciation or other cost recovery deductions passed through to the fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the fund may need to liquidate investments, which may lead to additional recapture income.
Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the fund or the issuers in which the fund invests. Any such changes could negatively impact the value of the fund’s investments and the amount and tax characterization of distributions paid by the fund.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
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As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	06/30/2016	16.02%
Worst Quarter:	09/30/2015	-26.38%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I2			04/30/2013
Return before taxes	-0.11%	-1.83%
Return after taxes on distributions	-1.17%	-2.82%
Return after taxes on distributions and sale of fund shares	0.56%	-1.61%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	14.08%
Alerian MLP Total Return Index (reflects no deduction for fees, expenses or taxes)	-6.52%	-4.02%
Transamerica MLP & Energy Income Blended Benchmark (reflects no deduction for fees, expenses or taxes)	-0.21%	-0.16%
Prior to November 1, 2017, the secondary benchmark of the fund was the Transamerica MLP & Energy Income Blended Benchmark, which consisted of the Alerian MLP Total Return Index (50%) and Bloomberg Barclays Investment Grade Credit Index (50%). As of November 1, 2017, the secondary benchmark is the Alerian MLP Total Return Index. This change to the secondary benchmark was made to more accurately reflect the principal investment strategies of the fund.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Kayne Anderson Capital Advisors, L.P. Portfolio Manager:
John C. Frey	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. Some fund distributions may be treated as a return of capital, which is not currently taxable. Distributions treated as a return of capital will reduce your tax basis in your shares.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Multi-Cap Growth

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses	0.08%
Total annual fund operating expenses	0.78%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$80	$249	$433	$966
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 16% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Alta Capital Management, LLC (the “sub-adviser”), under normal conditions, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies of any size. The sub-adviser seeks to achieve the fund’s investment objective by building a portfolio focused primarily on growth stocks of U.S. companies of any capitalization that the sub-adviser believes will generate above-benchmark returns over a full market cycle.
The sub-adviser utilizes a bottom-up, fundamental approach to identify a group of approximately 30-35 stocks which it believes will outperform the Russell 3000® Growth Index1. The sub-adviser anticipates making investments in companies representing a broad range of market capitalizations, which generally may include large-, mid-, and small-capitalization companies. The sub-adviser may invest up to 20% of the fund’s assets in securities of foreign companies, including emerging market securities, primarily indirectly through American Depositary Receipts (ADRs).
The sub-adviser seeks to invest in what the sub-adviser believes are quality companies with a demonstrated history of consistent growth and stability in earnings that they believe are selling at an attractive valuation relative to future growth expectations. Quality is measured by, among other factors, a company’s demonstrated ability to consistently grow earnings and free cash flow. Other characteristics of quality companies generally include high returns on capital; attractive profit margins; financial flexibility; and a leading industry position. The sub-adviser seeks to purchase stocks of companies capable of sustaining these competitive advantages well into the future.
Research is primarily performed in-house by the sub-adviser and relies on proprietary screens and valuation models. A security may be sold as it reaches the sub-adviser’s fair valuation, its growth or quality attributes are undermined or it underperforms beyond a set limit.
Risk control is inherent to the investment management process. The sub-adviser believes a strict screening process, rigorous assessment of a company’s competitive advantages, and conservative valuation assumptions minimize risk at the individual stock level. Additional risk control measures at the portfolio level include placing bands on individual stock and sector weightings, normally investing no more than 20% of the fund’s net assets in small capitalization companies, and generally maintaining a minimum of 40% of the fund’s net assets invested in large capitalization companies.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the
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investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Prior to March 1, 2016, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period between March 22, 2011 and February 29, 2016 is attributable to that previous sub-adviser.
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Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	06/30/2009	20.47%
Worst Quarter:	12/31/2008	-23.67%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/15/2005
Return before taxes	23.46%	7.60%	4.66%
Return after taxes on distributions	21.74%	5.24%	3.12%
Return after taxes on distributions and sale of fund shares	13.95%	5.73%	3.62%
Russell 3000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	29.59%	17.16%	9.93%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Alta Capital Management, LLC Portfolio Managers:
Melanie H. Peche, CFA	Portfolio Manager	since 2016
Michael O. Tempest	Portfolio Manager	since 2016
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents.
Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Multi-Managed Balanced

Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.65%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.06%
Total annual fund operating expenses	0.71%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$73	$227	$395	$883
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 39% of the average value of its portfolio.
Principal Investment Strategies: The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund. The fund varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.
Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The fund's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®.
Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund's sub-adviser.
In managing the fund's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s qualitative “top down” approach, the fixed-income sub-adviser
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analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined approach to determine sector, security, yield curve positioning, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds)
have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
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Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed
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income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
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The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller
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becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The past performance information shown below is for Class A shares, which are offered in a separate prospectus. Although Class I2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class I2 shares because Class I2 shares have different expenses and are not subject to sales charges. As of the fiscal year ended October 31, 2017, the fund had not issued Class I2 shares. Performance information for Class I2 shares will be included after the share class has been in operation for one complete calendar year.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
Index returns are since the inception of the oldest share class.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund was named Transamerica Balanced, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period prior to that date is attributable to that previous sub-adviser. Prior to May 1, 2014, the fund had a different fixed-income sub-adviser and used different investment strategies. The performance set forth for the period between March 22, 2011 and April 30, 2014 is attributable to that previous fixed-income sub-adviser.
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Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	13.89%
Worst Quarter:	12/31/2008	-16.46%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				12/02/1994
Return before taxes	7.57%	8.37%	6.29%
Return after taxes on distributions	6.73%	7.31%	5.09%
Return after taxes on distributions and sale of fund shares	4.90%	6.39%	4.76%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Tyler A. Knight, CFA	Portfolio Manager	since 2015
Sivakumar N. Rajan	Portfolio Manager	since 2017
Doug Weih, CFA	Portfolio Manager	since 2014
Brian Westhoff, CFA	Portfolio Manager	since 2014
Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Steven G. Lee	Portfolio Manager	since 2014
Tim Snyder, CFA	Portfolio Manager	since 2013
Raffaele Zingone, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
The fund does not currently offer Class I2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Short-Term Bond

Investment Objective: Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution and service (12b-1) fees	None
Other expenses	0.04%
Total annual fund operating expenses	0.54%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$55	$173	$302	$677
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 52% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s portfolio weighted average duration will typically range from 1 to 2.5 years.
Securities in which the fund may invest include:
•	corporate debt securities of U.S. issuers;
•	debt securities of foreign issuers that are denominated in U.S. dollars, including foreign corporate issuers and foreign governments;
•	obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;
•	asset-backed securities and mortgage-backed securities, including commercial mortgage-backed securities; and
•	bank loans.
The fund expects to typically invest no more than 10% of its net assets, but may invest up to 20% of its net assets, in high-yield debt securities (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser). The fund may invest up to 10% of its net assets in emerging market securities.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. This information helps to inform the sub-adviser’s decisions regarding the fund’s duration, yield-curve positioning and level of exposure to various asset classes. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs
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and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Bank Obligations – To the extent the fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may
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have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as
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intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
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Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	06/30/2009	4.82%
Worst Quarter:	12/31/2008	-2.28%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/08/2004
Return before taxes	2.39%	2.09%	3.88%
Return after taxes on distributions	1.39%	0.98%	2.52%
Return after taxes on distributions and sale of fund shares	1.35%	1.09%	2.47%
BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index (reflects no deduction for fees, expenses or taxes)	0.85%	0.86%	1.86%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Norbert King	Portfolio Manager	since 2017
Glen Kneeland	Portfolio Manager	since 2014
Tyler A. Knight, CFA	Portfolio Manager	since 2017
Doug Weih, CFA	Portfolio Manager	since 2011
Brian W. Westhoff, CFA	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans
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whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Small Cap Core

Investment Objective: Seeks long term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.83%
Distribution and service (12b-1) fees	None
Other expenses	0.15%
Total annual fund operating expenses	0.98%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$100	$312	$542	$1,201
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 53% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in stocks of companies with small market capitalizations which, in the opinion of the fund’s sub-adviser, Systematic Financial Management, L.P. (the “sub-adviser”), present an opportunity for significant increases in value, without consideration for current income. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies with small market capitalizations (or small-cap companies) and other investments with similar economic characteristics. The sub-adviser considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000® Index1 over time. On December 31, 2017, the market capitalizations of companies in the Russell 2000®Index ranged from $23 million and $9.4 billion. Over time, the capitalizations of the companies in the Russell 2000® Index will change. As they do, the size of the companies in which the fund invests may change.
The fund may invest in American Depositary Receipts (“ADRs”) and/or foreign securities trading on U.S. exchanges, which generally stay under 10% of portfolio assets. It will not trade securities on a non-U.S. exchange. The fund may also invest in real estate investment trusts (“REITs”). Investment in derivatives, futures and swaps are not permitted.
Portfolio construction and management are rules-based. Generally, securities are purchased and sold when they meet defined ranking levels. Companies in the portfolio are also sold if they fall outside the general market capitalization range of the Russell 2000® Index. The portfolio is rebalanced periodically with securities qualifying for purchase or sale added or removed at such time. This process yields a portfolio with exposure to all economic sectors through approximately equally weighted positions in about 250 to 400 companies. The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has
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begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as a comparison to a secondary index.
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The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Small Core (the “predecessor fund”), on March 10, 2017, and the predecessor fund is the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Prior to July 3, 2008, the predecessor fund had different sub-advisers. The performance set forth for the period prior to that date is attributable to those previous sub-advisers. From July 3, 2008 to February 27, 2009, the predecessor fund had different sub-advisers. The performance set forth for that period is attributable to those previous sub-advisers. From February 28, 2009 to June 27, 2013, the predecessor fund had different sub-advisers. The performance set forth for that period is attributable to those previous sub-advisers. Prior to June 28, 2018, the predecessor fund had a different investment objective and used different investment strategies.
The past performance shown below is for Class R4 shares. Class R4 shares are offered in a separate prospectus. Although Class I2 shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class I2 shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class I2 shares will be included in a future prospectus after the class has been in operation for one calendar year.  following the reorganizations
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	09/30/2009	18.96%
Worst Quarter:	12/31/2008	-25.54%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				09/11/2000
Return before taxes	6.27%	10.33%	6.77%
Return after taxes on distributions	5.36%	9.85%	6.44%
Return after taxes on distributions and sale of fund shares	4.24%	8.05%	5.34%
Russell 2000® Index[1] (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Systematic Financial Management, L.P. Portfolio Managers:
Eoin E. Middaugh, CFA	Lead-Portfolio Manager	since 2013
D. Kevin McCreesh, CFA	Co-Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Small Cap Growth

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.87%
Distribution and service (12b-1) fees	None
Other expenses	0.20%
Total annual fund operating expenses	1.07%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$109	$340	$590	$1,306
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 80% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index1, which as of June 23, 2017, the most recent reconstitution date of the index, was between $91 million and $5.86 billion.
The sub-adviser’s approach to security selection seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital. In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment.
The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United
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Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any limitation of the fund’s expenses, total returns would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	09/30/2013	12.37%
Worst Quarter:	09/30/2015	-7.01%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				08/31/2012
Return before taxes	15.66%	15.22%	12.79%
Return after taxes on distributions	13.09%	10.64%	8.58%
Return after taxes on distributions and sale of fund shares	10.97%	11.70%	9.75%
Russell 2000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	22.17%	15.21%	15.01%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those
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shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Ranger Investment Management, L.P. Portfolio Managers:
W. Conrad Doenges	Portfolio Manager	since 2012
Andrew Hill	Portfolio Manager	since 2017
Joseph LaBate	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Small Cap Value

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.84%
Distribution and service (12b-1) fees	None
Other expenses	0.10%
Total annual fund operating expenses	0.94%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$96	$300	$520	$1,155
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 35% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Boston Advisors, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. The fund generally considers a small capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index1 at the time of initial purchase. As of December 31, 2017, the market capitalization range of the Russell 2000® Value Index was between $22 million and $8.9 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
In selecting investments for the fund, the sub-adviser combines quantitative modeling, fundamental research and qualitative analysis. The sub-adviser first ranks the individual stocks in which the fund may invest through the use of a proprietary model that incorporates multiple fundamental factors, with the weightings of the factors in the model varying in relation to the stock’s industry group and the current market environment. The sub-adviser also considers industry groups using a fundamental research process which takes into account macroeconomic considerations and other factors. The sub-adviser selects stocks on behalf of the fund based on the stock rankings which are derived from the sub-adviser’s proprietary process. The sub-adviser will generally sell a stock on behalf of the fund if the stock experiences a rankings decline or extreme price movements, or for risk management purposes.
From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and timing issues.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the
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Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Small Value (the “predecessor fund”), on April 21, 2017, and the predecessor fund is the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
The past performance shown below is for Class R4 shares. Class R4 shares are offered in a separate prospectus. Although Class I2 shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class I2 shares will differ from Class R4 shares to the
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extent that the classes have different expenses. Performance information for Class I2 shares will be included in a future prospectus after the class has been in operation for one calendar year.  following the reorganizations
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to February 27, 2009, the predecessor fund had a different sub-adviser. The performance set forth for the period prior to that date is partly attributable to that previous sub-adviser.
Prior to July 9, 2010, a different sub-adviser managed the predecessor fund and it used different investment strategies. The performance set forth for the period between February 27, 2009 and July 8, 2010 is attributable to that previous sub-adviser.
Prior to September 28, 2015, the predecessor fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period between July 9, 2010 and September 27, 2015 is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	12/31/2011	17.69%
Worst Quarter:	12/31/2008	-22.42%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				01/23/2003
Return before taxes	8.44%	11.67%	8.12%
Return after taxes on distributions	7.40%	11.16%	7.68%
Return after taxes on distributions and sale of fund shares	5.59%	9.14%	6.43%
Russell 2000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	7.84%	13.01%	8.17%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Boston Advisors, LLC Portfolio Managers:
James W. Gaul, CFA	Portfolio Manager	since 2015
David Hanna	Portfolio Manager	since 2015
Douglas A. Riley, CFA	Portfolio Manager	since 2015
Michael J. Vogelzang, CFA	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Small/Mid Cap Value

Investment Objective: Seeks to maximize total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.78%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Total annual fund operating expenses	0.84%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$86	$268	$466	$1,037
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 104% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-advisers, Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley LLC (the “sub-advisers”), seek to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets).
The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of securities comprising the Russell 2000® Index and the Russell Midcap Index respectively, or within the range of the Russell 2500TM Index1, whichever is broader at the time of purchase. Over time, the capitalizations of the companies in the index will change. As they do, the size of the companies in which the fund invests may change. As of December 31, 2017, the market capitalization range of securities comprising the Russell 2000® Index was between $23 million and $9.4 billion, the market capitalization range of securities comprising the Russell Midcap Index was between $568 million and $36.7 billion, and the market capitalization range of securities comprising the Russell 2500TM Index was between $23 million and $17.2 billion.
The fund emphasizes investments in common stocks. The fund generally will invest in small- and mid-cap equities. Thompson, Siegel & Walmsley LLC is the sub-adviser for the mid cap sleeve. In the mid-cap sleeve, the sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Factors one and two of the screen attempt to assess a company’s discount to private market value relative to other mid-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action.
Systematic Financial Management, L.P. is the sub-adviser for the small cap sleeve. In the small-cap sleeve, the sub-adviser generally will invest in common stocks of companies with small capitalizations that are attractively valued and possess low price cash flow ratios or, in the case of certain financial stocks, low price/earnings ratios and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management.
The fund’s investment methodology unifies what both sub-advisers deem to be the best attributes of quantitative screening and fundamental research in an integrated and repeatable process designed to outperform the Russell 2500TM Value Index over the long term. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The fund may also invest in real estate investment trusts (“REITs”), and may invest up to 5% of its total assets in exchange traded funds (“ETFs”).
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned
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by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the
Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the
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underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund had a different sub-adviser and used different investment strategies. The performance set forth for prior to that date is attributable to that previous sub-adviser.
From March 22, 2011 until December 4, 2016, Systematic Financial Management, L.P. served as the fund's sole sub-adviser and the fund used different investment strategies.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	06/30/2009	27.13%
Worst Quarter:	12/31/2008	-25.08%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/15/2005
Return before taxes	15.62%	14.37%	9.77%
Return after taxes on distributions	11.01%	11.53%	8.16%
Return after taxes on distributions and sale of fund shares	10.10%	10.75%	7.54%
Russell 2500™ Value Index[1] (reflects no deduction for fees, expenses or taxes)	10.36%	13.27%	8.82%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Systematic Financial Management, L.P. Portfolio Manager:
Kenneth Burgess, CFA	Portfolio Manager	since 2011
Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brett P. Hawkins, CFA	Portfolio Manager	since 2016
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Strategic High Income

Investment Objective: Seeks current income while providing long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.69%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.26%
Recaptured expense	0.12%
All other expenses	0.14%
Total annual fund operating expenses[2]	0.95%
1	Other expenses have been restated to reflect current expenses, including expenses related to borrowings by the fund.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’ total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$97	$303	$525	$1,166
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 79% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), deploys an active strategy that normally seeks to invest in a range of securities, including primarily U.S. stocks with market capitalizations in excess of $3 billion, preferred stocks, and income producing fixed income securities. Under normal market conditions, the fund invests in a diversified portfolio of credit and equity securities and may shift its investments from one asset class to another in order to achieve the fund’s income objective.
The sub-adviser employs a strategic approach to asset allocation and uses a bottom-up fundamental investment approach to security selection. The sub-adviser expects to invest the fund’s portfolio in a mix of common stock, preferred stock and fixed income securities, targeting allocations of 40%, 20% and 40%, respectively for these asset classes. Depending on market factors, these allocations may range from approximately 20% to approximately 60% for common stock, 0% to approximately 40% for preferred stock and approximately 20% to approximately 60% for fixed income securities.
The equity securities in which the fund invests consist primarily of common stocks. Debt securities in which the fund invests include primarily high yield bonds (also known as “junk bonds”), although the fund may hold other fixed income securities including various fixed, floating and variable rate instruments, secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, debentures, shorter term instruments and closed-end funds. The fund may invest all of its fixed income allocation in securities that are rated below investment grade.
The fund may invest in securities of any maturity and does not have a target average duration. The fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the fund may have significant investments in particular sectors. The fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts. The fund may also invest in exchange-traded funds (“ETFs”).
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs
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and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not
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be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Investment Companies – To the extent that the fund invests in other investment companies, such as closed-end or exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
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In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading
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generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	12/31/2017	4.08%
Worst Quarter:	09/30/2015	-4.69%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I2			03/01/2014
Return before taxes	13.65%	5.79%
Return after taxes on distributions	12.06%	4.30%
Return after taxes on distributions and sale of fund shares	8.21%	3.88%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	12.23%
Transamerica Strategic High Income Blended Benchmark (reflects no deduction for fees, expenses or taxes)	15.69%	9.30%
The Transamerica Strategic High Income Blended Benchmark consists of the following: BofA Merrill Lynch U.S. High Yield BB-B Rated Constrained Index: 40% and S&P 500®: 60%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
William M. Bellamy, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Total Return

Investment Objective: Seeks maximum total return consistent with preservation of capital and prudent investment management.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.67%
Distribution and service (12b-1) fees	None
Other expenses	0.09%
Total annual fund operating expenses	0.76%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$78	$243	$422	$942
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 84% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the fund’s total assets in fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average duration of the fund normally varies within two years (plus or minus) of the duration of the Bloomberg Barclays US Aggregate
Bond Index, as calculated by the sub-adviser, which as of December 31, 2017, was 5.57 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates.
The sub-adviser invests the fund’s assets primarily in investment grade debt securities, but may invest up to 20% of the fund’s total assets in high yield securities rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by the sub-adviser to be of comparable quality (except that within such 20% limitation, the fund may invest in mortgage-related securities rated below B). The sub-adviser may invest up to 30% of the fund’s total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund’s total assets. The fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis.
The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the fund consists of income earned on the fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs
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and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market
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interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to
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time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced
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to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Rule 144A and Privately Placed Securities – The fund’s investments may include privately placed securities such as Rule 144A securities, which are subject to resale restrictions. Rule 144A permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A and other privately placed securities may be deemed illiquid, and the fund might be unable to dispose of such securities promptly or at reasonable prices.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	09/30/2009	8.38%
Worst Quarter:	09/30/2008	-3.40%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/15/2005
Return before taxes	4.92%	2.07%	4.68%
Return after taxes on distributions	4.18%	0.78%	2.88%
Return after taxes on distributions and sale of fund shares	2.78%	1.02%	2.92%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Pacific Investment Management Company LLC Portfolio Managers:
Mark R. Kiesel	Portfolio Manager	since 2014
Scott A. Mather	Portfolio Manager	since 2014
Mihir P. Worah	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Unconstrained Bond

Investment Objective: Seeks to maximize total return through a combination of interest income and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.67%
Distribution and service (12b-1) fees	None
Other expenses	0.14%
Total annual fund operating expenses	0.81%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$83	$259	$450	$1,002
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 87% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds. The fund may invest in investment grade and below investment grade (commonly known as “junk bonds”) fixed income securities issued by domestic and foreign issuers, including those in emerging market countries. The bonds in which the fund may invest may be issued by governments, their agencies or instrumentalities, and corporate issuers. The fund will not be constrained by management against an index.
The fund may invest opportunistically across a broad array of fixed income segments including but not limited to U.S. government bonds, inflation-protected securities, international government bonds, municipal bonds, intermediate maturity corporate bonds, long maturity corporate bonds, bank loans (including loan participations and loan assignments), high yield bonds, emerging markets sovereign bonds, emerging market corporate bonds, emerging market local currency debt, asset-backed securities (including collateralized loan obligations (“CLO”s)), mortgage-backed securities, commercial mortgage-backed securities, other securitized assets, and cash/cash equivalents. The fund has a broad investment universe that covers multiple sectors, quality segments, and security types. Yield curve exposure can be from U.S. or non-U.S. sectors. On a portfolio level, the fund actively manages duration and yield curve positioning. The average portfolio duration of the fund will normally vary from -3 to 10 years. During periods of market volatility, duration may deviate outside this range.
Based on fundamental macroeconomic research and the resulting asset allocation output, the fund may rotate between the different fixed income segments and may exclude certain sectors based on relative attractiveness. No fixed income segment is expected to constitute more than 35% of the fund. While the fund will normally invest primarily in investment grade securities, it may invest without limit in below investment grade issues during periods when the sub-adviser believes there are attractive valuations supported by strong economic fundamentals. Each segment will be actively managed, with a well-diversified and risk managed sub portfolio of directly invested securities with no more than 5% invested in any non-government issuer. Investments in preferred and convertible securities generally will not exceed 15% of the fund’s assets. The fund may invest up to 10% of its assets in CLOs. The fund may invest significantly in non-dollar denominated developed and emerging market bonds on a hedged or unhedged basis. The fund’s bank loan investments may include senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt and other types of secured or unsecured loans with fixed, floating or variable interest rates. The fund may also invest in To Be Announced (“TBA”) mortgages and dollar rolls.
The fund may use derivatives such as swaps, futures, forwards and structured investments, for investment purposes or in an effort to hedge and mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. Swaps, such as interest rate, inflation, or credit default (on indices or individual issues) are allowed as long as the maximum underlying notional value does not exceed 33% of the underlying market value of the fund. When segments are believed to be overvalued, the fund may short indices or individual issues.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well
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as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Bank Obligations – To the extent the fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
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Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial
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amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or
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not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds generally seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
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Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	03/31/2017	3.41%
Worst Quarter:	09/30/2015	-2.04%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I2			12/08/2014
Return before taxes	6.19%	4.13%
Return after taxes on distributions	4.86%	2.61%
Return after taxes on distributions and sale of fund shares	3.49%	2.44%
BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	1.11%	0.66%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: PineBridge Investments LLC Portfolio Managers:
Roberto Coronado	Portfolio Manager	since 2016
Peter Hu, CFA	Portfolio Manager	since 2014
Michael J. Kelly, CFA	Portfolio Manager	since 2014
Steven Oh, CFA	Portfolio Manager	since 2014
Robert A. Vanden Assem, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica
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Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica US Growth

Investment Objective: Seeks to maximize long-term growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses	0.05%
Total annual fund operating expenses	0.75%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$77	$240	$417	$930
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 35% of the average value of its portfolio.
Principal Investment Strategies: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The fund invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy.
The initial investment universe is comprised of:
•	Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes[1]
•	Equity securities within the market-cap range of the index with historical or projected growth rates greater than the Russell 1000® Index median
•	Stocks that meet other growth criteria as determined by the team
Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are
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imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
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As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.
Prior to July 1, 2014, the fund was named Transamerica Diversified Equity and used different investment strategies. The performance set forth for the period between March 22, 2011 and June 30, 2014 is attributable to the previous investment strategies.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	03/31/2012	17.21%
Worst Quarter:	09/30/2011	-17.04%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				11/13/2009
Return before taxes	29.32%	15.92%	12.95%
Return after taxes on distributions	26.21%	13.89%	11.39%
Return after taxes on distributions and sale of fund shares	19.13%	12.52%	10.42%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	15.32%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Wellington Management Company LLP Portfolio Manager:
Mammen Chally, CFA	Lead Portfolio Manager	since 2014
Douglas McLane, CFA	Portfolio Manager	since 2017
David Siegle, CFA	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More on Each Fund’s Strategies and Investments

The following provides additional information regarding each fund’s strategies and investments described at the front of this prospectus. Except as otherwise expressly stated for a particular fund in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of each fund’s assets that may be invested in a particular type of security or investment.
Transamerica Bond: The fund's sub-adviser, Loomis, Sayles & Company, L.P. (the “sub-adviser”), seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, primarily in investment-grade fixed-income securities.
The fund invests up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in equity securities, such as common stocks and preferred stocks (with up to 10% of its assets in common stocks). Generally, at least 65% of the fund's assets will be invested in investment grade securities rated BBB-or higher by Standard & Poor’s Ratings Group (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), as determined at the time of purchase. The fund may invest in fixed-income securities of any maturity. The fund may also invest up to 10% of its assets in bank loans, which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. These loans generally will not be rated investment-grade.
The sub-adviser performs extensive credit analyses, relying on its in-house team of more than 30 fixed-income analysts to cover a broad universe of industries, companies, and markets. The portfolio managers take advantage of these extensive resources to seek bonds trading at attractive levels from a risk/return perspective. In deciding which securities to buy and sell, the sub-adviser considers, among other things, the financial strength of the issuer, current interest rates, expectations regarding general trends in interest rates, and comparisons of the level of risk associated with the potential return of those investments. Three themes typically drive the fund's investment approach. First, the fund generally seeks securities of issuers whose credit profiles are improving. Second, the fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. The sub-adviser believes that the fund may generate positive returns by having a portion of assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns. Third, the sub-adviser analyzes different sectors of the economy and differences in the yields of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the fund in comparison to their risk.
The fund may invest any portion of its assets in securities of Canadian issuers (denominated in any currency) and up to 20% of its assets in other foreign securities (excluding Canadian dollar denominated securities), including emerging market securities. The fund may invest without limit in obligations of supranational entities (e.g., the World Bank).
The fixed-income securities in which the fund may invest include without limitation: corporate securities, U.S. government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, foreign currency denominated securities, asset-backed securities, when-issued securities, real estate investment trusts (“REITs”), Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The fund may engage in options and futures transactions, foreign currency hedging transactions and swap transactions (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security). The fund may invest in U.S. Treasury forwards or futures contracts for duration management or hedging purposes.
The fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators (“reference instruments”). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase a fund's exposure to changes in the value of assets or to hedge the risks of other investments that a fund holds. The fund may also invest in equity securities, including common stocks, preferred stocks and similar securities.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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Transamerica Capital Growth: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index, which as of December 31, 2017, was between $388.9 million and $868.2 billion. The fund typically invests in a relatively small number of companies.
The fund may purchase and sell certain derivative instruments, such as options, future contracts, options on futures contracts or foreign currency, contracts for difference, swaps and structured investments, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Foreign currency option contracts may be used for hedging purposes or non-hedging purposes in pursuing the fund’s investment objective. In determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, the fund will take into account derivative or synthetic instruments or other positions that, in the judgment of the sub-adviser, have economic characteristics similar to the applicable category of investments.
The fund may invest in initial public offerings. The fund may also invest up to 10% of its assets in real estate investment trusts (“REITs”) and foreign real estate companies.
The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investment in foreign securities. The fund’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.
The sub-adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Concentrated Growth: Under normal circumstances, the fund’s sub-adviser, Torray LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. The fund considers large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. Sustainable growth is a product of businesses generally characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.
The fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered in an effort to minimize risk within the fund. Initial positions range from 2% to 3% of assets and may be increased over time to between 5% and 7%. Individual positions will not exceed 7%. Sector weights are independent of benchmarks, ranging from 0% to 35%, and cash is not employed in a tactical or strategic manner.
Risk control is an integral part of the sub-adviser’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates a review of a security by the sub-adviser.
Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Core Bond: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s assets (plus the amount of borrowings, if any, for investment purposes) in bonds, including (without limitation):
•	U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
•	Medium- to high-quality corporate bonds
•	Mortgage-backed securities, including U.S. agency and non-agency pass through and collateralized mortgage obligations (“CMOs”)
•	Asset-backed securities
•	Commercial-mortgage backed securities (“CMBS”)
Generally, such bonds will have intermediate to long maturities.
To a lesser extent it may invest in:
•	U.S. dollar-denominated foreign bonds
•	Short-term securities, including agency discount notes, commercial paper and money market funds
The fund may invest in bonds and other debt securities that are rated in the lowest investment grade category (commonly known as “junk” bonds). The fund’s average weighted maturity will ordinarily range between four and 12 years, although the fund may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the fund’s portfolio. Therefore, in the case of the fund, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the fund given certain prepayment assumptions.
The sub-adviser analyzes four major factors in managing and constructing the fund’s portfolio: duration, market sector, maturity concentrations and individual securities. The sub-adviser looks for market sectors and individual securities that it believes will perform well over time. The sub-adviser is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the fund can invest. The fund may use futures contracts, options, swaps and other derivatives as tools in the management of fund assets. The fund may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the fund.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Developing Markets Equity: The fund’s sub-adviser, OppenheimerFunds, Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are economically tied to one or more emerging market countries. The fund will normally invest in at least three different emerging market countries. The fund may have significant investments in one or more countries.
•	The fund can (but is not required to) invest up to 100% of its total assets in foreign securities.
•	The fund mainly invests in common stocks of issuers in developing and emerging markets throughout the world.
•	The fund focuses on companies with above-average earnings growth.
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In selecting investments for the fund, the sub-adviser evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record, and capital structure, operations, product development, and competitive position in its industry. The sub-adviser also looks for newer or established businesses that are entering into a growth cycle, have the potential for accelerating earnings growth or cash flow, and possess reasonable valuations. The sub-adviser considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The sub-adviser may invest in growth companies of different capitalization ranges in any developing market country. This may include small, unseasoned companies. The sub-adviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.
In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries and stock markets with similar characteristics. For purposes of the fund’s investments, a determination that an issuer is economically tied to a developing market country is based on factors including, but not limited to, geographic location of its primary trading markets, location of its assets, its domicile or its principal offices, or whether it receives revenues from a developing market. Such a determination can also be based, in whole or in part, on inclusion of an issuer or its securities in an Index representative of developing or emerging markets.
The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.
The fund looks for stocks of companies that have growth potential. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.
To seek its investment objective, the fund can also use the investment techniques and strategies described below:
•	Other Equity Securities – While the fund mainly buys common stocks, it can also buy preferred stocks and securities convertible into common stock and can hold rights and warrants.
•	Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund's exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments.
•	Portfolio Turnover – The fund’s investment process may cause the fund to engage in active and frequent trading. Therefore, the fund may engage in short-term trading while trying to achieve its objective.
•	Debt/Fixed-Income Securities – The fund can invest in debt securities, including convertible securities, which can include securities of foreign companies and governments.
•	Illiquid and Restricted Securities – The fund will not invest more than 15% of its net assets in illiquid or restricted securities.
•	Derivatives – The fund can invest in a number of different derivative instruments to hedge investment risks or to seek increased returns.
The fund may purchase American Depositary Shares (“ADS”) as part of American Depositary Receipt (“ADR”) issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks that apply to foreign securities traded and held abroad.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
The allocation of the fund’s portfolio among different investments will vary over time based upon an evaluation of economic and market trends. The fund’s portfolio might not always include all of the different types of investments described in this prospectus.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Dividend Focused: The fund’s sub-adviser, Barrow, Hanley, Mewhinney & Strauss, LLC (the “sub-adviser”), deploys an active strategy that seeks large and middle capitalization U.S.-listed stocks, including American Depositary Receipts (“ADRs”), which make up a portfolio that generally exhibits the following value characteristics: price/earnings and price/book ratios at or below the market (S&P 500®) and dividend yields at or above the market. In addition, the sub-adviser considers stocks for the fund that not only currently pay a dividend, but also have a consecutive 25 year history of paying cash dividends. The sub-adviser also seeks stocks that have long established histories of dividend increases in an effort to ensure that the growth of the dividend stream of the fund’s holdings will be greater than that of the market as a whole. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders.
The sub-adviser utilizes a conservative orientation based on the belief that above-average returns can be achieved while taking below-average risks. The sub-adviser’s investment approach is based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom-up basis. Accordingly, the sub-adviser constructs a portfolio of individual stocks, selected on a bottom-up basis, using fundamental analysis. The sub-adviser seeks to identify companies that are undervalued and temporarily out-of-favor for reasons it can identify and understand. The sub-adviser does not attempt to time the market or rotate in and out of broad market sectors, as it believes that it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.
The fund’s portfolio will generally consist of 30 to 45 stocks with position sizes of 1% to 5% (8% maximum position weighting). Annual portfolio turnover is anticipated to be less than 25%. If a stock held in the fund omits its dividend, the fund is not required to immediately sell the stock, but the fund will not purchase any stock that does not have a 25 year record of paying cash dividends.
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the fund’s assets.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Emerging Markets Debt: Under normal circumstances, the fund’s sub-adviser Logan Circle Partners, LP (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging market countries.
The sub-adviser seeks to identify companies in developing countries that are believed to be undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The sub-adviser determines the investment merit of sovereign securities using quantitative and qualitative factors, taking into consideration a sovereign’s reliance on external capital, distribution of wealth, and inflation volatility as well as the fiscal and monetary policy credibility, political environment and access to capital markets and current reforms that could affect the sovereign security’s valuation in the future. The sub-adviser determines the investment merit of corporate securities primarily by analyzing the credit quality of the issuer, employing cash flow models specific to the issuer and its industry and assessing issuer prospects under varying scenarios and sensitivities.
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The fund will normally invest its assets in local currency and hard currency (such as U.S. dollars) emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar denominated sovereign exposure should range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures should range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.
The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies. The fund may use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. The sub-adviser generally considers selling a security when it determines that the holding no longer satisfies its investment criteria.
The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.
The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
The fund is non-diversified.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Emerging Markets Equity: Under normal circumstances, the fund’s sub-adviser, ClariVest Asset Management LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)) of issuers economically tied to one or more emerging market countries. Issuers considered to be economically tied to emerging market countries include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more emerging markets; (2) an issuer of securities that are principally traded in one or more emerging markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more emerging markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more emerging markets; (4) a governmental or quasi-governmental entity of an emerging market; or (5) any other issuer that the sub-adviser believes may expose the fund’s assets to the economic fortunes and risks of emerging markets. The sub-adviser may consider any one of the five factors when making a determination that an issuer is “economically tied” to emerging markets. The sub-adviser may consider an issuer to be economically tied to emerging markets even though it may be based in a developed market such as the United States. The sub-adviser considers emerging market countries to be countries included in the MSCI Emerging Markets Index.
The fund may (but is not required to) invest up to 100% of its total assets in foreign securities. The fund will normally emphasize investments in common stocks and other equity securities. The fund may invest in companies that exhibit growth characteristics and companies that exhibit value characteristics.
In selecting securities for the fund, the sub-adviser utilizes quantitative tools in a bottom-up investment process. Using an internally developed algorithm, the sub-adviser constructs a portfolio that seeks to maximize expected alpha, subject to constraints designed to meet long-run expected active risk goals. The annual portfolio turnover rate of the fund may exceed 125%.
The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Event Driven: The fund’s sub-adviser, Advent Capital Management, LLC (the “sub-adviser”), normally invests the fund’s assets, directly or synthetically through derivatives, in securities of companies the sub-adviser believes are involved in a corporate or special situation event. Events may include, but are not limited to, stock repurchase programs, spinoffs, asset sales, restructurings, refinancings, mergers and acquisitions, earnings announcements, and investments driven by special features in bond indentures (such as ratchet clauses and poison puts). The sub-adviser may also invest in opportunities related to securities the sub-adviser believes are mispriced due to market volatility, the economic cycle or market liquidity. The fund may invest in a variety of securities within a company’s capital structure, including, but not limited to, debt instruments, convertible securities, preferred securities, equity securities and warrants. Such securities may be senior or subordinated securities.
The fund’s strategy normally employs a substantial amount of leverage. A large portion of the fund’s long investment exposure to a company’s securities may be established through total return swaps or other derivative instruments that have a leveraging effect on the fund. The fund may also take short positions which involve leverage.
The sub-adviser utilizes fundamental research to select investments and seeks to attain the most optimal implementation of its fundamental views in the current market environment through direct investments and/or synthetically through derivatives. In executing its strategy, the fund generally seeks to capture the price difference between a security’s current market price and the anticipated value to be delivered through the successful completion of an extraordinary corporate transaction or a unique event-driven opportunity. Intensive fundamental and security valuation analysis is applied by the sub-adviser in an effort to identify value and manage risk, as well as to calculate rates of return and monitor investment thesis progress. The fund will generally invest in transactions with identifiable time-frames and high expected returns.
To execute the fund’s strategy, the sub-adviser may take long or short positions in the securities of a company based on fundamental research or technical factors, which may include, but are not limited to, valuation, anticipated earnings releases, technical trading characteristics, and specific corporate events (such as strikes, contract awards, FDA approvals, new product announcements, industry dynamics, or the effects of news from a competitor).
The fund generally uses derivatives as part of the overall implementation of its strategy, and derivatives usage may be substantial. Such derivatives may include total return swaps, credit default swaps, interest rate swaps, forward currency contracts, options on securities and futures transactions. Derivatives may be used in different ways within the fund. For example, derivatives may be used as a substitute for a direct investment in stocks, bonds or convertible securities. Derivatives also may be used for speculative or hedging purposes. Derivatives used by the fund may involve leverage.
When the fund uses derivatives with a leveraging effect, changes in the value of the fund’s investments will have a larger effect on its share price than if it did not use such derivatives. Other risks also are magnified and there are costs associated with using leverage. The fund may have to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to comply with the applicable segregation requirements.
The fund will invest primarily in companies in developed markets, but may invest up to 20% of its assets in companies located in emerging markets. The fund may invest without limit in companies in non-U.S. developed markets and in lower investment grade and non-investment grade fixed income securities (commonly known as “junk bonds”). The sub-adviser expects the average duration of the fixed income securities within the fund’s portfolio, including the negative duration of short positions in fixed income securities, to be between 3 and 4 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security to the changes in interest rates. The fund may invest in companies of any capitalization.
The fund may have a portfolio turnover rate that is significantly higher than a comparable fund.
The fund is non-diversified.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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Transamerica Flexible Income: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.
Under normal circumstances, at least 50% of the fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the fund’s sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). The fund may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environments and global asset classes and proprietary “bottom up” research of sectors, industries, issuers and individual securities. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement and relative value of markets and securities prices worldwide. In its proprietary “bottom up” research of corporate and sovereign debt and other fixed income securities, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine asset class, sector, security, yield curve and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Floating Rate: Under normal circumstances the fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”) seeks to achieve the fund’s objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans or floating rate debt securities. Floating rate loans and floating rate debt securities have interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of sectors, industries and securities. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, collateral and covenants specific to individual issuers and loans.
The fund will primarily invest in first lien, senior secured term floating rate loans (“senior loans”) to corporate issuers, partnerships and other entities. The fund can invest in senior loans of any maturity and quality. The majority of the fund’s total assets generally will be invested in loans or securities rated below investment grade (that is, loans or securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser), and the fund may invest without limitation in such loans and securities (commonly known as “junk bonds”). The issuers of the loans in which the fund invests may themselves be rated below investment grade even if the loan itself is not.
The fund may invest up to 15% of its net assets in unsecured loans and securities and up to 15% of its net assets in second lien loans. The fund may also invest up to 20% of its net assets in subordinated bridge loans, unsecured fixed rate high yield bonds, money market instruments and other fixed rate debt securities, including distressed securities that may be in default and have any or no credit rating.
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The fund may invest in loans of foreign borrowers and foreign debt securities, including emerging market debt securities, but expects that the majority of its total assets will be invested in loans and debt securities of U.S. borrowers or issuers. The fund may invest in exchange traded funds (“ETF”) to create exposure to asset classes.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging techniqueas a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Global Equity: Under normal circumstances, the fund’s sub-adviser, Rockefeller & Co., Inc. (the “sub-adviser”) invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The fund may invest in securities of U.S. and non-U.S. issuers of any size, but generally focuses on larger, more established companies. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets, as classified using the MSCI classifications of emerging and frontier markets. Under normal conditions, the fund will invest in at least four countries including the U.S.
The sub-adviser selects investments for the fund’s portfolio using a bottom-up security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition and compelling valuations.
Equity securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants for equity securities, depositary receipts such as American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, and interests in other investment companies, including exchange traded funds, that invest in equity securities.
Securities held by the fund may be denominated in both U.S. dollars as well as the local currency. The fund generally will not seek to hedge against currency risks, although the fund may engage in such hedging strategies if the sub-adviser determines that it may be advantageous to do so.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Global Multifactor Macro: Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC (the “sub-adviser”), pursues the fund’s investment objective by investing globally across a wide range of asset classes, including equities, fixed income, currencies and commodities. The fund may take both “long” and “short” positions in each of the asset classes using derivative instruments. The sub-adviser generally expects that the fund will have exposure in long and short positions across four major asset classes (commodities, currencies, fixed income and equities), but at any one time the fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
The fund obtains exposure to asset classes primarily through derivative instruments, such as forwards and futures contracts, options and swaps, including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures, equity swaps, options, global developed and emerging market currency forwards and futures, commodity futures and swaps, global developed and emerging market fixed income futures, and bond and interest rate futures and swaps (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments. The fund may also gain asset class exposures through direct investments.
The fund has the flexibility to shift its allocation across asset classes and markets around the world, including emerging markets, based on the sub-adviser’s assessment of their relative attractiveness. Under normal market conditions, the fund invests at least 40% of its assets (or, if conditions are not favorable, at least 30% of its assets) outside of the U.S. through direct investments, the Instruments or depositary receipts (“Foreign Securities”). The fund’s portfolio normally will be composed of investments that are economically tied to no less than three different countries, including the United States. Foreign Securities may include foreign currencies and interest rates, sovereign debt, equity indices representing countries other than the United States and through exposure to companies (i) organized or
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located outside the United States, (ii) whose primary trading market is located outside the United States or (iii) doing a substantial amount of business outside the United States, which the fund considers as a company that derives at least 50% of its revenue from business outside the United States or has at least 50% of its assets outside the United States.
The sub-adviser allocates among the different asset classes based on their assessed contribution to the fund’s risk budget—i.e., the targeted level of risk or volatility. The allocation process allows the sub-adviser to make tactical risk adjustments while maintaining long-term strategic risk weights. Within each asset class, approximately 50% of the fund’s target risk is expected to be allocated based on the macroeconomic indicators, and the remaining 50% of target risk is expected to be allocated based on the value, momentum, and carry indicators discussed below. These relative weights, and the relative weights to each of the value, momentum and carry indicators, can vary depending on market conditions.
The sub-adviser will use quantitative and qualitative methods to assess the level of risk (i.e., volatility of return) for the fund. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The sub-adviser, on average, will target an annualized volatility level for the fund of 8%. The sub-adviser expects that the fund’s targeted annualized forecasted volatility will typically range between 4% and 12%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
The fund may take a long or short position in an Instrument. The owner holder of a “long” position in an Instrument will benefit from an increase in the price of the underlying security or instrument. The owner holder of a “short” position in an Instrument will benefit from a decrease in the price of the underlying security or instrument. The fund goes long Instruments deemed overall attractive, and short Instruments deemed overall unattractive. When there is strong agreement among the indicators of attractiveness discussed below, the long or short position in an Instrument or asset class will generally be given a greater weighting in the portfolio, while conflicting indicators will generally result in a lesser weighting. Individual investments are bought or sold in accordance with periodic re-ranking and rebalancing, the frequency of which is expected to vary depending on the sub-adviser’s assessment of the investment’s attractiveness and global market conditions.
The sub-adviser uses a bottom up systematic process that considers four primary indicators of attractiveness in determining whether to take a long and/or short position in an asset class through a direct investment or an Instrument: macroeconomic data, value, momentum, and carry.
Macroeconomic Data: The sub-adviser seeks to evaluate the impact of macroeconomic news and macroeconomic trends on the attractiveness of Instruments and asset classes around the world. Macroeconomic themes considered include, but are not limited to, business cycles, international trade, monetary policy, investor sentiment and asset-specific fundamentals.
The evaluation of macroeconomic attractiveness includes both quantitative and qualitative components.
•	Quantitative analysis measures an Instrument’s attractiveness based on the current level and historical evolution of key macroeconomic measures. These measures include, but are not limited to, growth and inflation forecasts, demand for exports, central bank actions and equity market performance.
•	Qualitative input adds a perspective not available through quantitative analysis. These considerations include, but are not limited to, the sub-adviser’s assessment of fiscal and monetary policy, trade policy, geo-political risks and supply and demand conditions.
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The fund will seek to buy assets that are cheap and sell those that are expensive relative to similar investments globally and relative to their historical averages. Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term, seeking to capture the tendency that an asset’s recent performance will continue in the near future. The fund will seek to buy assets that recently outperformed and sell those that recently underperformed relative to similar investments globally and relative to their historical averages. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The fund will seek to buy high-yielding assets and sell low-yielding assets relative to similar investments globally and relative to their historical averages. An example of carry measures includes using interest rates to select currencies and bonds.
The sub-adviser generally expects that the fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets over any given market cycle; however, the fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.
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A significant portion of the fund’s assets may be invested directly or indirectly in short-term investments, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the fund takes and also earn income for the fund. While the fund normally does not engage in any direct borrowing, leverage is implicit in the futures and other derivatives it trades. The fund’s returns may be volatile due to the significant use of Instruments that have a leveraging effect.
The fund generally intends to gain exposure to commodities by investing up to 25% of its total assets in the Subsidiary. The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities, commodity index-linked securities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary may also invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for its derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. The Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in derivatives that are applicable to the fund’s transactions in derivatives.
The fund may invest in exchange traded funds or exchange traded notes.
The fund is non-diversified.
The fund may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
The fund may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Global Real Estate Securities: Under normal circumstances, the fund’s sub-adviser, CBRE Clarion Securities LLC (the “sub-adviser”), will invest at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. The sub-adviser considers issuers principally engaged in the real estate industry to be companies that derive their intrinsic value from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities. Under normal market conditions, the fund invests at least 40% of its assets (or, if conditions are not favorable, at least 30% of its assets) in non-U.S. issuers directly or through depositary receipts. The fund's portfolio normally will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies that include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities. The fund may also invest in preferred stocks.
The sub-adviser uses a disciplined two-step process for constructing the fund’s portfolio. First, the sub-adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the sub-adviser uses an in-house valuation process to identify investments that it believes have superior current income and growth potential relative to their peers. The sub-adviser’s valuation process examines several factors, including value and property, capital structure, and management and strategy. The sub-adviser may decide to sell investments held by the fund for a variety of reasons, such as to secure gains, limit losses, or redeploy fund investments into opportunities believed to be more promising. The sub-adviser also may engage in frequent and active trading of fund investments to achieve the fund's investment objective.
The fund may invest in initial public offerings (“IPOs”), which are subject to specific risks, including high volatility, no track record, illiquidity and less predictable earnings. The fund does not directly invest in real estate.
This fund is non-diversified.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Government Money Market: The fund is a government money market fund. The fund seeks to maintain a stable net asset value of $1.00 per share by investing in:
•	high-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
•	repurchase agreements that are fully collateralized by U.S. government securities or cash; and
•	cash.
The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of its total assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized as described above. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities. U.S. government securities in which the fund may invest include obligations of, or guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by Ginnie Mae. A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks. A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac.
The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
In managing the fund’s assets, the sub-adviser starts with a global “top down” analysis and then considers various fundamental factors, such as creditworthiness, duration, yield, interest rate and liquidity.
The fund invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by the fund’s sub-adviser. Where required by applicable regulations, the fund’s sub-adviser or Board of Trustees will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average fund maturity of 60 days or less.
The fund may invest in other government money market funds to the extent permitted by law.
As prevailing market conditions warrant, and at the discretion of the sub-adviser, the fund may hold cash uninvested and, if so, may be subject to risk with respect to the depository institution holding the cash. Cash assets are not income-generating and would impact the fund’s current yield.
If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the sub-adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Transamerica Growth: The fund’s sub-adviser, Jennison Associates LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 65% of the fund’s total assets in equity and equity-related securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.
The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the fund’s investments. The sub-adviser looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.
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When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.
In selecting stocks for the fund, the sub-adviser looks for companies with the following financial characteristics:
•	superior absolute and relative earnings growth
•	above average revenue and earnings per share growth
•	sustainable or improving profitability
•	strong balance sheets
In addition, the sub-adviser looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the fund invests have historically been more volatile than the S&P 500®. In addition, companies that have an earnings growth ratio higher than that of the average S&P 500®company tend to reinvest their earnings rather than distribute them, so the fund is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:
•	strong market position with a defensible franchise
•	unique marketing competence
•	strong research and development leading to superior new product flow
•	capable and disciplined management
Such companies generally trade at high prices relative to their current earnings.
The fund may invest up to 20% of its assets in the securities of foreign issuers, of which 10% may be invested in emerging markets issuers.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica High Yield Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund's sub-adviser). The sub-adviser’s strategy is to seek to achieve high returns for the fund while maintaining a reasonable risk profile.
In managing the fund's assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica High Yield Muni: Under normal circumstances, the fund’s sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and federal alternative minimum tax (“AMT”) applicable to individuals. Interest income from some of
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the municipal obligations in which the fund may invest may be subject to the AMT. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions. The fund may invest 25% or more of its total assets in any sector or sub-sector of the municipal bond market.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The process is engineered to seek to exploit mispricing that may be apparent at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve positioning. Investment decisions are made to maximize total return while balancing portfolio risk. The fund’s investments generally include higher yielding municipal bonds, specifically medium- to- lower-grade municipal bonds. High-yield lower-grade debt securities (commonly known as “junk bonds”) are those rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by Standard & Poor’s Rating Services (“S&P”) or comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined by the sub-adviser to be of comparable quality). The fund has the flexibility to invest the remainder of its assets in a broad array of issuers across the credit spectrum.
The fund may also invest up to 15% of its assets in municipal bonds that are distressed securities. Distressed securities are securities that are the subject of bankruptcy proceedings or are rated in the lowest rating categories by at least one independent rating agency (“CC” or lower by S&P or Fitch or “Ca” or lower by Moody’s), or if unrated, judged to be of comparable quality by the sub-adviser. The fund may also invest in higher quality debt securities.
Under normal conditions, the duration of the fund will generally vary between three and 20 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates. The fund does not limit the maturity of the securities in which it invests. The maturity of a fixed income security is the measure of time remaining until the final payment on the security is due. However, under normal circumstances, the fund may focus on longer-term maturities in an effort to capture the higher yields generally associated with such maturities. The fund may invest more than 25% of its assets in securities relating to one political subdivision, such as any state or U.S. territory. The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”) as well as municipal bond closed-end funds.
The fund is non-diversified.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Inflation Opportunities: The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing the fund’s assets primarily in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.
Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers with respect to domestic issuers.
The fund may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and mortgage-backed asset-backed securities. The fund may invest in securities of any maturity and does not have a target average duration. The fund also may invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents.
The fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (often referred to as “junk bonds”) rated BB or below by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Corporation or Fitch, Inc., or, if unrated, determined by the sub-advisor to be of comparable quality.
The fund may use derivatives, including swaps, currency forward contracts, and futures, in an effort to mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. The fund may invest in swaps, including interest rate swaps, inflation-based swaps and credit default swaps, provided that the fund’s maximum swap underlying notional value exposure does not exceed 40% of the underlying market value of the fund’s portfolio. The fund may also invest in hybrid instruments.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Intermediate Bond: Under normal circumstances, the fund invests primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed income securities. The fund’s portfolio weighted average duration will typically range from 3 to 10 years. The fund may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fund’s investments may include debt securities of foreign issuers, including emerging market debt securities. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund’s sub-adviser.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine sector, security, yield curve, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Intermediate Muni: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”). The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The fund will invest utilizing a process that seeks to maximize total return, while adhering to longer term strategic risk management through a disciplined commitment to the diversification benefits of investment in a number of security types within the municipal bond market. The fund does this by taking a flexible approach to where it identifies value opportunities regardless of the par value. The sub-adviser also has the flexibility to invest in a broad array of issuers across the credit spectrum, although the fund is expected to have an investment grade bias. The process is engineered to seek to exploit mispricing within the fixed income markets that may be apparent at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve in an attempt to ensure that the fund’s securities have attractive historical valuations and limited exposure to unanticipated market events that may negatively impact fund performance. Investment decisions are made to maintain a balance between total return and portfolio risk.
Under normal conditions, the fund’s dollar-weighted average maturity is more than 3 years and less than 10 years. A fixed income security’s maturity is the date at which the security’s issuer legally agrees to repay the principal.
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The fund may invest no more than 25% of its assets in securities of issuers in the same state, political subdivision or U.S. territory. The fund may invest up to 20% of its net assets in taxable investments, including U.S. high yield fixed income securities (commonly known as “junk bonds”) rated B or higher. Junk bonds are those securities rated below investment grade by at least one nationally recognized statistical rating organization, or, if unrated, determined by the sub-adviser to be of comparable quality.
The fund may invest in derivative instruments such as options and futures contracts on U.S. Treasury securities for hedging purposes. The fund may also invest in exchange-traded funds (“ETFs”).
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Equity: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed countries, but may also invest in developing countries. The fund may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI EAFE Index. The initial universe consists of approximately 3,000 actively traded non-U.S. stocks. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. From the model, approximately 300 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history.
The sub-adviser’s analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. A portfolio composed of approximately 80-110 stocks is selected as a result of this process.
Established positions in the fund are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock’s place in the fund. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
The sub-adviser may use derivatives for a variety of purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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Transamerica International Growth (formerly, Transamerica International Equity Opportunities): The fund’s sub-adviser, Greystone Managed Investments Inc. (the “sub-adviser”), seeks to achieve the fund’s objective (capital growth) by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts, of issuers economically tied to a number of countries throughout the world, including emerging market countries.
The fund normally invests primarily in equity securities of foreign companies, including emerging market equity securities.
In selecting investments for the fund, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. The sub-adviser may invest the fund’s assets in companies of any size. The fund may also invest in warrants and rights.
The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser will normally invest the fund’s assets in investments economically tied to at least three countries not including the United States. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country. For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated. For purposes of determining if a security or other investment is considered an emerging market security, revenues from goods sold or services performed in all emerging market countries and assets in all emerging market countries may be aggregated.
The sub-adviser normally allocates the fund's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Small Cap: The fund’s sub-adviser, Schroder Investment Management North America Inc. (the “sub-adviser”), together with its affiliate, Schroder Investment Management North America Limited, invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies (currently considered by the sub-adviser to be those with market capitalizations, based on the number of shares readily available in the market, of $5 billion or less at the time of investment) that it believes offer the potential for capital appreciation. The fund invests primarily in the equity securities of small-cap companies located outside the United States.
The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors. These company-specific factors include the company’s potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared with those of other companies and the market as a whole. In selecting investments for the fund, the sub-adviser considers, among other things, whether a company is likely to have above-average earnings growth, whether its securities are attractively valued, and whether the company has any proprietary advantages. The sub-adviser generally sells a security when its market price approaches the sub-adviser’s estimate of fair value or when the sub-adviser identifies a significantly more attractive investment candidate.
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The fund generally emphasizes developed markets in Europe and the Pacific, with a limited allocation to emerging markets. Stocks of emerging market countries can be substantially more volatile and substantially less liquid than those of both U.S. and more developed foreign markets.
The fund invests in companies that are smaller and less well-known than larger, more widely held companies. Small companies tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or they may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared with larger companies, and it may take longer for the prices of these securities to reflect the full value of their issuers’ earnings potential or assets.
It is important to note that market capitalization ranges change over time, and interpretations of size vary. Therefore, there is no standard definition of “small-cap” and definitions may change over time.
Besides investing in stocks of foreign companies, the fund may make other kinds of investments to achieve its objective.
The fund may invest in preferred stocks and closed-end investment companies that invest primarily in foreign securities. The fund may also invest in convertible securities and warrants.
The fund may invest, to a limited extent, in derivatives. Investments in derivatives may subject the fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The fund does not intend to use derivatives for speculation or for the purpose of leveraging, or magnifying, investment returns.
The fund may enter into forward foreign currency exchange contracts, which are a type of derivative contract.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Small Cap Value: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies. The fund considers small-cap companies to be those with market capitalizations between $200 million and $6 billion at the time of investment. The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser will seek stocks that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize small cap companies, it may also invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its assets in securities of companies in emerging markets. It is expected that investments will generally be diversified throughout the world and within markets in an effort to moderate specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australia and Far East (“EAFE”) Small Cap Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of approximately 80-120 securities is selected as a result of this process.
The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the MSCI EAFE Small Cap Index.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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Transamerica Large Cap Value: Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The fund considers large cap companies to be companies with capitalizations within the range of companies included in the Russell 1000® Value Index. As of December 31, 2017, the market capitalization range of the Russell 1000® Value Index was between approximately $1.1 billion and $489 billion. The fund’s sub-adviser, Levin Capital Strategies, L.P. (the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $10 billion. The fund typically holds between 25 and 40 positions.
The fund will employ a value-oriented, contrarian approach and a bottom-up fundamental research process combining stock specific insight with a contra momentum discipline. Employing a contra momentum discipline is a practice through which the sub-adviser will seek to purchase securities trading lower than recent highs and at modest multiples of cash flow, reflecting low asset valuations and indicating that the securities may be undervalued. The sub-adviser emphasizes capital preservation, risk control and downside protection. The goal of the systematic evaluation is to identify and buy stocks that are undervalued but have an identifiable catalyst, such as a potentially profitable product in the issuer’s production pipeline, that has the potential to unlock value.
The fund will generally invest in companies across a variety of industries and sectors. Valuation is assessed on both a relative and absolute basis. The fund will invest primarily in common stock and depositary receipts. The fund may invest up to 20% of its assets in non-U.S. securities. The fund considers non-U.S. securities to include issuers organized or located outside the U.S. and trade primarily in a market located outside the U.S. The fund may invest up to 20% of its net assets in small and/or medium capitalization companies.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Long/Short Strategy: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), employs a long-short equity strategy by investing the fund’s assets in long and short positions in equity securities selected primarily from a universe of mid- to large capitalization stocks. The equity securities will have market characteristics and capitalizations similar to those included in the Russell 1000® Index and/or the S&P 500® at the time of purchase. In implementing its strategy, the fund invests primarily in common stocks, real estate investment trusts (REITs) and depositary receipts. The fund may also invest, long or short, in stocks of small capitalization companies.
The fund purchases securities that the sub-adviser believes are undervalued and sells short securities that the sub-adviser believes are overvalued. The fund’s net equity market exposure will typically range from approximately 20% to 40%; however, in response to market conditions, the fund may adjust its equity market exposure. Under normal market conditions, the fund’s net long equity market exposure will not exceed 60% and its net short equity market exposure will not exceed 20%. Further, the fund’s gross equity market exposure is limited to 200%. The fund may hold a substantial portion of its total assets in cash when it holds significant short positions. By taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.
Selling stocks short allows the fund to more fully exploit insights into stocks that the fund’s sub-adviser expects to underperform. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund.
On behalf of the fund, the sub-adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis for its decisions. In general, the sub-adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Managed Futures Strategy: Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC (the “sub-adviser”), invests the fund’s assets primarily in a portfolio of futures contracts, futures-related instruments, forwards and swaps. The fund’s universe of investments currently includes more than 100 global developed and emerging market exchange-traded
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futures, futures-related instruments, forward contracts and swaps across four major asset classes (commodities, currencies, fixed-income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time.
The use of the term “positive absolute return” in the fund’s investment objective is intended to distinguish its investment objective from the relative returns sought by other mutual funds. Funds seeking relative returns are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their investment objectives, their investment returns may be positive or negative and will tend to reflect the general direction of the securities markets. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the fund may have positive or negative returns over shorter periods. The fund may also take a short position in a derivative instrument such as a future, forward or swap.
Generally, the fund invests in futures contracts, futures-related instruments, forwards and swaps, and may include, but will not be limited to, global equity index futures, swaps on equity index futures and equity swaps, global currency forwards and futures, commodity futures, commodity swaps, global interest rate and bond futures and swaps (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments. There are no geographic limits on the market exposure of the fund’s assets. This flexibility allows the sub-adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the fund’s ability to meet its objective. The fund may also invest in exchange traded funds or exchange traded notes through which the fund can participate in the performance of one or more Instruments.
The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. In addition, the Subsidiary may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.
The fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The sub-adviser uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity Instruments. Once a trend is determined, the fund will take either a long or short position in the given Instrument. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying security or instrument. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying security or instrument. The size of the position taken will relate to the sub-adviser’s systematic assessment of the trend and its likelihood of continuing as well as the sub-adviser’s estimate of the Instrument’s risk. The sub-adviser generally expects that the fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class. The fund may take a short position in a derivative instrument, such as a future, forward or swap. The fund may enter into derivatives transactions, including swap agreements or taking short positions in futures contracts, which have similar economic effects as short sales.
The fund bears the risk that the proprietary quantitative models used by the sub-adviser will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the fund to achieve its investment objective.
The sub-adviser generally expects that the fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets over any given market cycle; however, the fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s NAV to be volatile. For example, if the sub-adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the fund will be magnified; however, if that investment decreases in value, the loss to the fund will be magnified. A decline in the fund’s assets due to losses magnified by the
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Instruments providing leveraged exposure may require the fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the fund’s use of Instruments providing enhanced exposure will enable the fund to achieve its investment objective.
The sub-adviser will primarily use quantitative methods to assess the level of risk (i.e., volatility of return) for the fund. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The sub-adviser, on average, will target an annualized volatility level for the fund of 10%. The sub-adviser expects that the fund’s targeted annualized forecasted volatility will typically range between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the fund’s strategy, the fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the fund’s ability to use leverage; however, the fund is not subject to any additional limitations on its net long and short exposures. For example, the fund, on average, could hold instruments that provide three to four times the net return of a broad or narrow-based securities index. When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%).
The sub-adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Instrument. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the fund, and may have adverse tax consequences. The fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the fund.
This fund is non-diversified.
A significant portion of the assets of the fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the fund takes and also earn income for the fund. While the fund normally does not engage in any direct borrowing, leverage is implicit in the futures and other derivatives it trades.
Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Mid Cap Growth: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser believes have the potential to deliver earnings growth in excess of the market average, or to become market leaders. Under normal circumstances, the fund’s sub-adviser, Quantum Capital Management (the “sub-adviser”) invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index. As of December 31, 2017, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $1.2 billion to $36.7 billion. Over time, the capitalizations of the companies in the Russell Midcap®Growth Index will change. As they do, the size of the companies in which the fund invests may change.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The fund emphasizes common stocks. The fund may also invest in foreign securities.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Mid Cap Value: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal
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to those within the universe of the Russell Midcap® Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the date of the last reconstitution of the Russell Midcap® Value Index on June 23, 2017, the market capitalizations of the companies in the index ranged from $1.70 billion to $31.28 billion.
The fund will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.
The sub-adviser may use derivatives to hedge various market risks or to increase the fund’s income. The fund may also invest in master limited partnerships, although their use will not be a principal investment strategy. The fund may invest up to 15% of its net assets in real estate investment trusts (“REITs”). Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater.
The sub-adviser may use derivatives, including futures contracts, covered call options, options on futures contracts and stock index futures and options, for the purpose of remaining fully invested, equitizing cash, reducing transaction costs or managing interest rate risk.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Mid Cap Value Opportunities: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund's sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Value Index (between approximately $4.4 billion and $29 billion as of its most recent reconstitution on June 23, 2017). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.
The fund primarily invests in common stocks. The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser's mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action.
The sub-adviser's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica MLP & Energy Income: Under normal circumstances, the fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “sub-adviser”), seeks to achieve the fund’s stated objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and debt securities of energy master limited partnerships (“MLPs”), MLP-related entities, energy infrastructure companies and other issuers in the energy sector. The sub-adviser considers the “energy sector” to consist of companies involved in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity (“energy-related assets”).
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MLPs are publicly traded partnerships that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products (“midstream assets”). MLPs also include general partner MLPs whose assets consist of ownership interests of an affiliated MLP (which may include general partnership interests, incentive distribution rights, common units and subordinated units).
MLP-related entities include companies structured as MLPs that have elected to be taxed as corporations for federal income tax purposes and affiliates of MLPs, substantially all of whose assets consist of i-units and instruments that are derivatives of interests in MLPs. MLP affiliates are not treated as publicly traded partnerships for federal income tax purposes. Energy infrastructure companies are companies, other than MLPs, that own or operate midstream assets. This includes companies that (i) derive at least 50% of their revenues or operating income from midstream assets or (ii) have midstream assets that represent a majority of their assets. Energy infrastructure companies are not structured as MLPs and are taxed as corporations. Investments in other issuers in the energy sector will consist of companies that own, operate or provide services to energy-related assets.
MLP and MLP-related equity investments by the fund may include securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, including MLP and limited liability company common units; the equity securities issued by MLP-related entities, such as I-shares of MLP-related entities and common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in MLPs and energy infrastructure companies.
The fund may invest in the debt securities of issuers in the energy sector, but not more than 10% of its total assets may be invested in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities.
The fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to I-shares of MLP-related entities, substantially all of whose assets consist of limited partnership interests in MLPs in the form of i-units, which are not treated as publicly traded partnerships for federal income tax purposes. MLP-related entities receive additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-shares will receive additional I-shares, in the same proportion as the MLP-related entities’ receipt of i-units, rather than cash distributions.
The fund may use short sales, arbitrage and other strategies to try to generate additional return, the maximum exposure to which may not exceed 20% of the fund’s net assets. As part of such strategies, the fund may (1) engage in paired long short trades in an attempt to arbitrage pricing disparities in securities held in the fund (e.g., establishing a long or short position in the equity of an MLP issuer while simultaneously establishing an opposite position in an affiliated MLP-related entity or other affiliated equity security); (2) trade call or put options; (3) enter into total return swaps or credit default contracts; or (4) sell securities short. The fund may also invest in foreign securities, but generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. and Canadian exchanges.
Options trading is not a core strategy of the fund, but may be used to monetize existing positions when price targets are reached, to generate income and to help hedge the fund. In addition, by taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.
The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes.
The above investment restrictions apply at the time of purchase, and the fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.
The fund is non-diversified.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Cap Growth: The fund’s sub-adviser, Alta Capital Management, LLC (the “sub-adviser”), under normal conditions, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies of any size. The sub-adviser seeks to achieve the fund’s investment objective by building a portfolio focused primarily on growth stocks of U.S. companies of any capitalization that the sub-adviser believes will generate above-benchmark returns over a full market cycle.
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The sub-adviser utilizes a bottom-up, fundamental approach to identify a group of approximately 30-35 stocks which it believes will outperform the Russell 3000® Growth Index. The sub-adviser anticipates making investments in companies representing a broad range of market capitalizations, which generally may include large-, mid-, and small capitalization companies. The sub-adviser may invest up to 20% of the fund’s assets in securities of foreign companies, including emerging market securities, primarily indirectly through American Depositary Receipts (ADRs).
The sub-adviser seeks to invest in what the sub-adviser believes are quality companies with a demonstrated history of consistent growth and stability in earnings that they believe are selling at an attractive valuation relative to future growth expectations. Quality is measured by, among other factors, a company’s demonstrated ability to consistently grow earnings and free cash flow. Other characteristics of quality companies generally include high returns on capital; attractive profit margins; financial flexibility; and a leading industry position. The sub-adviser seeks to purchase stocks of companies capable of sustaining these competitive advantages well into the future.
Research is primarily performed in-house by the sub-adviser and relies on proprietary screens and valuation models. A security may be sold as it reaches the sub-adviser’s fair valuation, its growth or quality attributes are undermined or it underperforms beyond a set limit.
Risk control is inherent to the investment management process. The sub-adviser believes a strict screening process, rigorous assessment of a company’s competitive advantages, and conservative valuation assumptions minimize risk at the individual stock level. Additional risk control measures at the portfolio level include placing bands on individual stock and sector weightings, normally investing no more than 20% of the fund’s net assets in small capitalization companies, and generally maintaining a minimum of 40% of the fund’s net assets invested in large capitalization companies.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments.
Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Managed Balanced: The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund.
The fund varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The fund's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
•	Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®. The equity sub-adviser may use stock index futures to equitize cash.
•	Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
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The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund's sub-adviser.
In managing the fund's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s qualitative “top down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined approach to determine sector, security, yield curve positioning, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Short-Term Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s portfolio weighted average duration will typically range from 1 to 2.5 years.
Securities in which the fund may invest include:
•	corporate debt securities of U.S. issuers;
•	debt securities of foreign issuers that are denominated in U.S. dollars, including foreign corporate issuers and foreign governments;
•	obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;
•	asset-backed securities and mortgage-backed securities, including commercial mortgage-backed securities; and
•	bank loans.
The fund expects to typically invest no more than 10% of its net assets, but may invest up to 20% of its net assets, in high-yield debt securities (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser). The fund may invest up to 10% of its net assets in emerging market securities.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. This information helps to inform the sub-adviser’s decisions regarding the fund’s duration, yield-curve positioning and level of exposure to various asset classes. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Core: The fund normally invests primarily in stocks of companies with small market capitalizations which, in the opinion of the fund’s sub-adviser, Systematic Financial Management, L.P. (the “sub-adviser”), present an opportunity for significant increases in value, without consideration for current income. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies with small market capitalizations (or small-cap companies) and other investments with similar economic characteristics. The sub-adviser considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000® Index over time. As of December 31, 2017, the market capitalizations of companies in the Russell 2000®Index ranged from $23 million and $9.4 billion. Over time, the capitalizations of the companies in the Russell 2000® Index will change. As they do, the size of the companies in which the fund invests may change.
The fund may invest in ADRs and/or foreign securities trading on U.S. exchanges, which generally stay under 10% of portfolio assets. It will not trade securities on a non-U.S. exchange. The fund may also invest in real estate investment trusts (“REITs”). Investment in derivatives, futures and swaps are not permitted.
Portfolio construction and management are rules-based. Generally, securities are purchased and sold when they meet defined ranking levels. Companies in the portfolio are also sold if they fall outside the general market capitalization range of the Russell 2000® Index. The portfolio is rebalanced periodically with securities qualifying for purchase or sale added or removed at such time. This process yields a portfolio with exposure to all economic sectors through approximately equally weighted positions in about 250 to 400 companies. The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Growth: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index, which as of June 23, 2017, the most recent reconstitution date of the index, was between $91 million and $5.86 billion.
The sub-adviser’s approach to security selection seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital. In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment.
The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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Transamerica Small Cap Value: The fund’s sub-adviser, Boston Advisors, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. The fund generally considers a small capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index at the time of initial purchase. As of December 31, 2017, the market capitalization range of the Russell 2000® Value Index was between $22 million and $8.9 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
In selecting investments for the fund, the sub-adviser combines quantitative modeling, fundamental research and qualitative analysis. The sub-adviser first ranks the individual stocks in which the fund may invest through the use of a proprietary model that incorporates multiple fundamental factors, with the weightings of the factors in the model varying in relation to the stock’s industry group and the current market environment. The sub-adviser also considers industry groups using a fundamental research process which takes into account macroeconomic considerations and other factors. The sub-adviser selects stocks on behalf of the fund based on the stock rankings which are derived from the sub-adviser’s proprietary process. The sub-adviser will generally sell a stock on behalf of the fund if the stock experiences a rankings decline or extreme price movements, or for risk management purposes.
From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and timing issues.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small/Mid Cap Value: The fund’s sub-advisers, Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley LLC (the “sub-advisers”), seek to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets).
The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of securities comprising the Russell 2000® Index and the Russell Midcap Index respectively, or within the range of the Russell 2500TM Index, whichever is broader at the time of purchase. Over time, the capitalizations of the companies in the index will change. As they do, the size of the companies in which the fund invests may change. As of December 31, 2017, the market capitalization range of securities comprising the Russell 2000® Index was between $23 million and $9.4 billion, the market capitalization range of securities comprising the Russell Midcap Index was between $568 million and $36.7 billion, and the market capitalization range of securities comprising the Russell 2500TM Index was between $23 million and $17.2 billion.
The fund emphasizes investments in common stocks. The fund generally will invest in small- and mid-cap equities. Thompson, Siegel & Walmsley LLC is the sub-adviser for the mid cap sleeve. In the mid-cap sleeve the sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Factors one and two of the screen attempt to assess a company’s discount to private market value relative to other mid-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action.
Systematic Financial Management, L.P. is the sub-adviser for the small cap sleeve. In the small-cap sleeve, the sub-adviser generally will invest in common stocks of companies with small capitalizations that are attractively valued and possess low price cash flow ratios or, in the case of certain financial stocks, low price/earnings ratios and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management.
The fund’s investment methodology unifies what both sub-advisers deem to be the best attributes of quantitative screening and fundamental research in an integrated and repeatable process designed to outperform the Russell 2500TM Value Index over the long term. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.
The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The fund may also invest in real estate investment trusts (“REITs”), and may invest up to 5% of its total assets in exchange traded funds (“ETFs”).
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Strategic High Income: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), deploys an active strategy that normally seeks to invest in a range of securities, including primarily U.S. stocks with market capitalizations in excess of $3 billion, preferred stocks, and income producing fixed income securities. Under normal market conditions, the fund invests in a diversified portfolio of credit and equity securities and may shift its investments from one asset class to another in order to achieve the fund’s income objective.
The sub-adviser employs a strategic approach to asset allocation and uses a bottom-up fundamental investment approach to security selection. The sub-adviser expects to invest the fund’s portfolio in a mix of common stock, preferred stock and fixed income securities, targeting allocations of 40%, 20% and 40%, respectively for these asset classes. Depending on market factors, these allocations may range from approximately 20% to approximately 60% for common stock, 0% to approximately 40% for preferred stock and approximately 20% to approximately 60% for fixed income securities.
The equity securities in which the fund invests consist primarily of common stocks. Debt securities in which the fund invests include primarily high yield bonds (also known as “junk bonds”), although the fund may hold other fixed income securities including various fixed, floating and variable rate instruments, secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, debentures, shorter term instruments and closed-end funds. The fund may invest all of its fixed income allocation in securities that are rated below investment grade. The fund may invest in securities of any maturity and does not have a target average duration. The fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the fund may have significant investments in particular sectors. The fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts. The fund may also invest in exchange-traded funds.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Total Return: The fund’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 65% of the fund’s total assets in fixed-income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments”, as used generally in this prospectus, include:
•	securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities and event linked bonds;
•	bank capital and trust preferred securities;
•	loan participations and assignments;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.
Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The fund may invest in derivatives based on Fixed Income Instruments.
The average duration of this fund normally varies within two years (plus or minus) of the duration of the Barclays US Aggregate Bond Index, as calculated by the sub-adviser, which as of December 31, 2017, was 5.57 years.
The sub-adviser invests the fund’s assets primarily in investment grade debt securities, but may invest up to 20% of the total assets in high yield securities rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by the sub-adviser to be of comparable quality (except that within such 20% limitation, the fund may invest in mortgage-related securities rated below B). The sub-adviser
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may invest up to 30% of the fund’s total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt dominated in the local currency with less than 1 year remaining to maturity, which means the fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund’s total assets. The fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis.
The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the fund consists of income earned on the fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Unconstrained Bond: Under normal circumstances, the fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds. The fund may invest in investment grade and below investment grade (commonly known as “junk bonds”) fixed income securities issued by domestic and foreign issuers, including those in emerging market countries. The bonds in which the fund may invest may be issued by governments, their agencies or instrumentalities, and corporate issuers. The fund will not be constrained by management against an index.
The fund may invest opportunistically across a broad array of fixed income segments including but not limited to U.S. government bonds, inflation-protected securities, international government bonds, municipal bonds, intermediate maturity corporate bonds, long maturity corporate bonds, bank loans (including loan participations and loan assignments), high yield bonds, emerging markets sovereign bonds, emerging market corporate bonds, emerging market local currency debt, asset-backed securities (including collateralized loan obligations (“CLO”s)), mortgage-backed securities, commercial mortgage-backed securities, other securitized assets, and cash/cash equivalents. The fund has a broad investment universe that covers multiple sectors, quality segments, and security types. Yield curve exposure can be from U.S. or non-U.S. sectors. On a portfolio level, the fund actively manages duration and yield curve positioning. The average portfolio duration of the fund will normally vary from -3 to 10 years. During periods of market volatility, duration may deviate outside this range.
Based on fundamental macroeconomic research and the resulting asset allocation output, the fund may rotate between the different fixed income segments and may exclude certain sectors based on relative attractiveness. No fixed income segment is expected to constitute more than 35% of the fund. While the fund will normally invest primarily in investment grade securities, it may invest without limit in below investment grade issues during periods when the sub-adviser believes there are attractive valuations supported by strong economic fundamentals. Each segment will be actively managed, with a well-diversified and risk managed sub portfolio of directly invested securities with no more than 5% invested in any non-government issuer. Investments in preferred and convertible securities generally will not exceed 15% of the fund’s assets. The fund may invest up to 10% of its assets in CLOs. The fund may invest significantly in non-dollar denominated developed and emerging market bonds on a hedged or unhedged basis. The fund’s bank loan investments may include senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt and other types of secured or unsecured loans with fixed, floating or variable interest rates. The fund may also invest in To Be Announced (“TBA”) mortgages and dollar rolls.
The fund may use derivatives such as swaps, futures, forwards and structured investments, for investment purposes or in an effort to hedge and mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. Swaps, such as interest rate, inflation, or credit default (on indices or individual issues) are allowed as long as the maximum underlying notional value does not exceed 33% of the underlying market value of the fund. When segments are believed to be overvalued, the fund may short indices or individual issues.
For liquidity purposes, exchange traded funds (“ETFs”) may be used but will normally constitute no more than 5% of the fund. The fund may also invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica US Growth: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The fund invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy.
The initial investment universe is comprised of:
•	Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes
•	Equity securities within the market-cap range of the index with historical or projected growth rates greater than the Russell 1000® Index median
•	Stocks that meet other growth criteria as determined by the team
Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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More on Risks of Investing in the Funds

The value of your investment in a fund changes with the values of that fund’s investments. Many factors can affect those values. There is no guarantee that a fund will be able to achieve its investment objective. It is possible to lose money by investing in a fund. Each fund may be subject to risks other than those identified in this prospectus.
MORE ON PRINCIPAL RISKS:
The following provides additional information regarding the principal risks of investing in each fund.
Active Trading: Certain funds may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment: Certain funds’ investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose a fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Arbitrage: Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
Bank Obligations: To the extent a fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Capital Markets: Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. In volatile times, the cost of raising capital in the debt and equity capital markets and the ability to raise capital has diminished. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, energy companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet obligations as they come due. Moreover, without adequate funding, energy companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
Cash Flow: A substantial portion of the income received by certain funds is expected to be derived from investments in equity securities of energy companies. The amount and tax characterization of cash that any such company has available for distribution depends on the amount of cash generated from such company’s operations. Cash from operations may vary widely from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. In addition, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs, borrowing costs and other costs of expenditures may reduce the amount of cash that a company has available for distribution in a given period.
CFTC Regulation: The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to certain funds. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
China A–Shares: Certain funds may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict a fund’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when a fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai
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Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or a fund’s investments through the Programs. There is no guarantee that all three exchanges will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
Currently, the capital gain from disposal of China A-shares by foreign investors via the Programs is temporarily exempt from withholding income tax. There is no indication of how long the temporary exemption will remain in effect and a fund may be subject to such withholding income tax in the future. Uncertainties in China tax rules governing taxation of income and gains from investments in China A-shares via the Programs could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the fund. Also, a fund’s investments in securities, including China A-shares, issued by Chinese companies may cause a fund to become subject to withholding and other taxes imposed by China tax authorities. China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China.
Investments in China A-shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, a fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Programs in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, funds investing through the Programs must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
The Programs are novel in nature and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. The regulations are untested so far and there is no certainty as to how they will be applied. China A-shares purchased through the Programs are held in nominee name and not a fund’s name as the beneficial owner. It is possible, therefore, that a fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a fund may not be able to participate in corporate actions affecting China A-shares held through the Programs due to time constraints or for other operational reasons.
Trades on the Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A- share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a fund holds 5% or more of the total shares of a China A-share issuer through its Program investments, its profits may be subject to these limitations. All accounts managed by the TAM and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a fund’s profits may be subject to these limitations.
Commodities and Commodity-Related Securities: Because a fund may invest in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, a fund may be subject to the risks of investing in commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence and market disruptions. A fund’s investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
To the extent a fund invests in companies principally engaged in the commodities industries (including the agriculture, energy, materials and commodity-related industrial sectors) (“commodity-related companies”), the fund will be subject to the risk factors particular to each such industry. Commodity-related companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, tax and other government regulations, and natural phenomena such as drought, floods and other adverse weather conditions and livestock disease. Cyclical industries can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and companies engaged in such industries can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, the commodities industries can be significantly affected by the level and volatility of commodity prices, which have historically been among the most volatile of
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international prices, often exceeding the volatility of exchange rates and interest rates. Investments in commodity-related companies are also subject to the risk that the performance of such companies may not correlate with broader equity market returns or with returns on commodity investments to the extent expected by a fund’s sub-adviser.
Convertible Securities: Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty: A fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit: The value of your investment in a fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party providing insurance or other credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in a fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. A decline may be significant, particularly in certain market environments. If a single entity provides credit enhancement to more than one fund’s investments, the adverse effects resulting from the downgrade or default will increase the adverse effects on a fund. If a fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, a fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB or Baa-/BBB-) may possess certain speculative characteristics.
A fund is subject to greater levels of credit risk to the extent it invests in below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk” bonds. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve significant risk of exposure to adverse conditions and negative sentiments. These securities may be in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.
A fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.
Currency: The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging: A fund may use currency futures, forwards or options to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument. Shifting a fund's currency exposure from one currency to another may remove a fund's opportunity to profit from the original currency and involves a risk of increased losses for a fund if the sub-adviser’s projection of future exchange rates is inaccurate.
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Depositary Receipts: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives: Derivatives involve special risks and costs and may result in losses to a fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivatives themselves, behave in a way not anticipated by a fund, especially in abnormal market conditions. Using derivatives may have a leveraging effect, which may increase investment losses and may increase fund volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Even a small investment in derivatives can have a disproportionate impact on a fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. The other parties to derivatives transactions present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing and on-facility execution of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For derivatives that are required to be cleared by a regulated clearinghouse, a fund may be exposed to risks arising from its relationship with a brokerage firm through which it would submit derivatives trades for clearing. A fund would also be exposed to counterparty risk with respect to the clearinghouse. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Derivatives may be used by a fund for a variety of purposes, including:
•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
Using derivatives, especially for non-hedging purposes, may involve greater risks to a fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives. Use of derivatives or similar instruments may have different tax consequences for a fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders.
When a fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.
Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A fund's sub-adviser may not make use of derivatives for a variety of reasons.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of a fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Derivatives may include, but are not limited to, the following:
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•	Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund.
Investments in foreign currency options may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as a sub-adviser expects. There is a risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to a fund and poorer overall performance for the fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing a fund's investment objective, such as when a sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
•	Forwards and Futures Contracts. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as US exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the fund's NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the fund) and pricing risk (i.e., the instrument may be difficult to value).
•	Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, a fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a fund may use cross currency hedging or proxy hedging with respect to currencies in which the fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Investments in foreign currency forward exchange contracts may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as its sub-adviser expects. A sub-adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the applicable fund's investment objectives, such as when the sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in
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foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
•	Swaps. Swap contracts, including credit default swaps, involve heightened risks and may result in losses to the fund. Swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller's payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either their counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Distressed or Defaulted Securities: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. A fund may suffer significant losses if a reorganization or restructuring is not completed as anticipated. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Distressed or defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Dollar Rolls: Fixed income securities with buy-back features enable a fund to recover principal upon tendering the securities to the issuer or a third party. A dollar roll transaction involves a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.
The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities a fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets: Investments in the securities of issuers located in or principally doing business in emerging markets bear heightened foreign investments risks. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Some emerging market countries are especially vulnerable to economic conditions in other countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. A fund investing in emerging market countries may be required to establish special custody or other arrangements before investing. An investment in emerging market securities should be considered speculative.
Energy Sector: Certain risks inherent in investing in energy companies include the following:
•	Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies. Energy companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in
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domestic or foreign production, accidents or catastrophic events and economic conditions, among others. The United States relies heavily on foreign imports of energy such as crude oil and refined products. If a supply source decides to restrict supply to the United States or is unable to meet demand, some energy companies’ cash flows may be adversely impacted.
•	Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. Energy companies that are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.
•	Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.
•	Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy companies. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of energy companies.
•	Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). These prices may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
•	Acquisition . The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distributions. Recently, the acquisition market has become more competitive as a result of the increased amount of energy companies, as well as significant private equity interest in midstream energy assets. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLP Entities may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors. Such circumstances may limit future growth and their ability to raise distributions could be reduced. Furthermore, even if energy companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.
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•	Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
•	Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These hazards could result in substantial losses, severe damage to and destruction of property and equipment, and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Energy companies may not be insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition.
•	Terrorism/Market Disruption. Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets. Energy assets could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.
•	Weather . Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
Equity Securities: Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and, consequently, may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a fund fall, the value of your investment in the fund will decline. If a fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Exchange-Traded Notes (ETNs): ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that generally track specified market indices. Like other index-tracking instruments, ETNs are subject to the risk that the value of the index may decline, at times sharply and unpredictably. In addition, ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market index remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political or geographic events that affect the referenced underlying asset. ETNs do not make periodic interest payments and principal is not protected. An ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. When the fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.
Extension: When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause a fund’s share price to be more volatile or go down.
Fixed-Income Securities: The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
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If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.
Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, a fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.
Floating Rate Loans: Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments. Certain courts have determined that floating rate loans are not securities and, therefore, purchasers such as a fund may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading.
Focused Investing: To the extent a fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments: Investments in securities of foreign issuers (including those denominated in U.S. dollars) or issuers with significant exposure to foreign markets are subject to additional risks. Foreign countries in which a fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a fund’s investments may decline because of factors affecting the particular issuers as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.
Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. In addition, a fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes, and special U.S. tax considerations may apply.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a fund's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the fund's ability to purchase or sell foreign securities or transfer a fund's assets back into the United States, or otherwise adversely affect the fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a fund holds illiquid investments, its portfolio may be harder to value.
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Investment in securities of foreign issuers may also be subject to foreign custody risk which refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets outside the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non-U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities market is, or the more difficult communication is with that location, the greater the likelihood of custody problems.
American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to the same risks as direct investments in foreign securities.
Frontier Markets: Frontier market countries generally have smaller economies and less developed capital markets than emerging market countries, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are generally less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a fund’s shares to decline.
Growth Stocks: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging: A fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. A fund’s hedging strategies may not work as intended, and a fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are determined to be below investment grade by the sub-adviser. High-yield debt securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A fund with high-yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. High-yield securities are not generally meant for short-term investing. Unrated securities of comparable quality share these risks.
Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.
Industry Concentration: Certain funds will concentrate their investments in specific industries. Concentration in a particular industry subjects a fund to the risks associated with that industry. As a result, the fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
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Inflation-Protected Securities: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate (Transamerica Government Money Market): The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The fund's yield will tend to lag behind general changes in interest rates. The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Interest Rate: Interest rates in the United States have been at historically low levels and should be expected to go up. A fund faces a heightened risk that interest rates may rise. When interest rates rise, the value of fixed income securities will generally fall. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a fund, and the fund’s yield, may decline. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Similarly, a fund with a longer average portfolio duration will generally be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. A fund’s yield may decline due to a decrease in market interest rates.
Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Investment Companies: To the extent that an underlying fund invests in other investment companies such as closed-end or exchange-traded funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. Further, the fund is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.
IPOs: Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to a fund.
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Junior Loans: Junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
Large Capitalization Companies: A fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory: Legal and regulatory changes could occur that may adversely affect a fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect a fund. A fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging: The value of your investment may be more volatile to the extent a fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have , potentially resulting in the loss of all assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements. The use of leverage is considered to be a speculative investment practice that may result in the loss of a substantial amount, and possibly all, of the fund’s assets.
Liquidity: A fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for a fund to sell, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Illiquid investments can be difficult to value. If a fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. In addition, securities, once sold by a fund, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders). Further, when there is illiquidity in the market for certain investments, a fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector or asset class.
Loans: Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
A fund may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund.
Junior loans, which have a lower place in the borrower's capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
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There may be no active trading market for loans. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain a fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Certain courts have determined that loans are not securities and, therefore, purchasers such as a fund may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading.
Management: Each fund is subject to the risk that the investment manager’s or sub-adviser's judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment in a fund may decrease if its investment manager’s or sub-adviser's judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. A fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by its investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. A fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, a fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause a fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market: The value of a fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. A fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a fund's investments may be negatively affected.
Europe. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, on June 23, 2016, voters in the United Kingdom approved withdrawal from the European Union. On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the European Union; as a result, the United Kingdom will remain a member state, subject to European Union law with privileges to provide services under the single market directives, for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling
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with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.
Master Limited Partnerships: Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.
The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of the fund’s investments in such securities may decline if interest rates rise. Further, rising interest rates could adversely impact the financial performance of MLPs and other issuers in the energy sector by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs are generally considered interest-rate sensitive investments, and during period of interest rate volatility, may not provide attractive returns.
The value of a fund’s investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities. In that case, the MLP would be subject to U.S. federal income taxation, and distributions received by the fund generally would be taxed as dividend income. If any of the MLPs owned by a fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the fund with respect to its investment in such MLPs could be materially reduced, which could cause a substantial decline in the value of the fund’s shares.
Depreciation or other cost recovery deductions passed through to a fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund's income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a fund may need to liquidate investments, which may lead to additional recapture income.
Medium Capitalization Companies: Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Model and Data: Certain sub-advisers may utilize quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the fund's investments.
If Models and Data prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose a fund to additional risks. For example, by utilizing Models or Data, a sub-adviser may buy certain investments at prices that are priced too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. A fund bears the risk that Models or Data used by its sub-adviser will not be successful in determining the size, direction, and/or weighting of investment positions that will enable the fund to achieve its investment objective.
Models can be predictive in nature. The use of predictive Models has inherent risks. For example, such Models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such Models may produce unexpected results, which can result in losses for a fund. Furthermore, the success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data.
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Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. To address these issues, a sub-adviser evaluates the performance of the Models utilized, including Model prices and outputs versus recent transactions or similar securities, and as a result, such Models may be modified from time to time. There also can be no assurance that the use of Models will result in effective investment decisions for a fund.
Momentum Style: Investing in or having exposure to securities considered to have positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of a fund using a momentum strategy may suffer.
Government Money Market Fund: Transamerica Government Money Market operates as a “government” money market fund under new federal regulations. The fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the fund will be able to maintain a $1.00 share price. The fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on fund redemptions, as permitted under the new regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future.
Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as Federal National Mortgage Association) or Freddie Mac (formally known as Federal Home Loan Mortgage Corporation) or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. For mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.
Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Mortgage-Related Securities (Transamerica Government Money Market): The value of mortgage-related securities will be influenced by factors affecting the housing market. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans. Mortgage-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of
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mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities: Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, housing, water or sewer and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse effect on the broader municipal securities market. To the extent a fund invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, such as health care, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue to worsen.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.
The rate of interest paid on municipal securities normally is lower than the rate of interest paid on fully taxable securities. Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The municipal market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening.
To the extent that the fund invests in municipal securities whose issuers are located in a single state, such as California, the fund will be more susceptible to economic, political and other developments that may adversely affect issuers in that state than are funds whose portfolios are more geographically diverse. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the state or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the state generally or any individual locality. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development, are all adversely affected by the recent economic recession. Unfavorable developments in any economic sector may adversely affect a particular state’s overall municipal market. Historically, California’s economy has been more volatile than that of the nation as a whole. Although California has a relatively diversified economy, California has concentrations in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services.
Certain funds may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than tax-exempt securities issued by other issuers. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.
On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt, which caused Puerto Rico municipal securities to drop in value. In early August 2015, Puerto Rico failed to pay certain debts. The Commonwealth undertook extraordinary measures to avoid an additional default on December 1, 2015. However, Puerto Rico defaulted on certain of its debt payments on January 4, 2016. If issuers of Puerto Rico municipal securities held by a fund default on their obligations, the fund may lose the value of those investments.
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In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code and it is not clear whether a debt restructuring process will ultimately be approved. To the extent a fund holds any Puerto Rico municipal securities, the fund may lose some or all of the value of those investments.
Non-Diversification: A fund that is classified as “non-diversified” means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence or other negative events affecting those issuers than a diversified fund.
Precious Metals-Related Securities: Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.
Prepayment or Call: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. This may adversely affect a fund’s net asset value. In addition, if a fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.
Privately Held Companies: Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the sub-adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the fund invests. Investments in privately held companies may be illiquid and difficult to value.
Puerto Rico Municipal Securities: Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of its ability to meet additional pending obligations, including under general obligation bonds.
The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code.
It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt restructuring process itself, could adversely affect the value of Puerto Rico municipal securities. The court filing made by Puerto Rico
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could also have a negative impact on the value of Puerto Rico municipal securities that are not subject to the debt restructuring process. In addition, Puerto Rico municipal securities remain subject to all of the other risks applicable to fixed income securities, including the risk of nonpayment.
These challenges and uncertainties have been exasperated by Hurricane Maria, which directly hit Puerto Rico on September 20, 2017, causing significant damage to the island country’s infrastructure (including water, power and telecommunications) and to governmental, personal and business property. Moody’s Analytics has estimated that the island suffered $95 billion in hurricane-related damages and suggested that Puerto Rico’s economy may be set back decades by this natural disaster. It is unknown what impact this disaster will have on the ongoing restructuring of Puerto Rico’s debt and on the funds that hold such debt.
To the extent that a fund holds any Puerto Rico municipal securities, the fund may lose some or all of the value of those investments.
Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:
•	declining real estate value
•	risks relating to general and local economic conditions
•	over-building
•	increased competition for assets in local and regional markets
•	increases in property taxes
•	increases in operating expenses or interest rates
•	change in neighborhood value or the appeal of properties to tenants
•	insufficient levels of occupancy
•	inadequate rents to cover operating expenses
The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.
Redemption (Transamerica Government Money Market): A money market fund may experience periods of heavy redemptions that could cause the money market fund to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the money market fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the money market fund could hurt performance and/or cause the remaining shareholders in the money market fund to lose money. If the money market fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the money market fund's ability to maintain a stable $1.00 share price may be affected. In addition, the money market fund may suspend redemptions when permitted by applicable regulations.
REITs: Investing in real estate investment trusts (“REITs”) involves unique risks. When a fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements. A failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs, or changes in the treatment of U.S. REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.
Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Rule 144A and Privately Placed Securities: “Rule 144A” and other privately placed securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a fund could adversely affect the marketability of such security and a fund might be unable to dispose of such security promptly or at reasonable prices.
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Russian Securities: In response to political and military actions undertaken by Russia, the United States and the European Union have instituted numerous sanctions against certain Russian officials and Bank Rossiya. These sanctions, and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of securities offered by Russian issuers. These sanctions and any other intergovernmental actions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of a fund to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could push Russia’s economy into a recession. These sanctions and any other intergovernmental actions, and the continued disruption of the Russian economy, could have a negative effect on the performance of funds that have significant exposure to Russia.
Short Positions: Certain funds may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Short Sales: A short sale may be effected by selling a security that a fund does not own. In order to deliver the security to the purchaser, a fund borrows the security, typically from a broker-dealer or an institutional investor. A fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, a fund would incur a loss; conversely, if the price declines, a fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A fund's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a fund held only long positions. A fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing. A fund may also take a short position in a derivative instrument, such as a forward, future or swap.
A short sale may also be effected “against the box” if, at all times when the short position is open, a fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a fund would forego the potential realization of the increased value of the shares sold short.
Small Capitalization Companies: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Small and Medium Capitalization Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Smaller capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be
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no established legal process for a U.S. bondholder (such as a fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain countries in Europe currently have large sovereign debts and/or fiscal deficits which has led to significant uncertainties in the market as to whether or not the governments of those countries will be able pay in full and on time the amounts due in respect of those debts.
Structured Instruments: A fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk. Structured instruments may behave in ways not anticipated by the fund, or they may not receive the tax, accounting or regulatory treatment anticipated by the fund.
Subsidiary: Certain funds invest in wholly-owned subsidiaries organized under the laws of the Cayman Islands (a “Subsidiary”). By investing in a Subsidiary, a fund will be indirectly exposed to the risks associated with a Subsidiary’s investments. The derivatives and other investments that will be held by a Subsidiary are generally similar to those that are permitted to be held by the applicable fund and will be subject to the same risks that apply to similar investments if held directly by the fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiaries are not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, are not subject to the investor protections of the Investment Company Act. Certain regulated investment companies received private letter rulings from the IRS with respect to their investments in Cayman entities. The IRS is no longer issuing private letter rulings on structures of this kind. Under proposed Treasury regulations, certain income derived by a fund from a foreign wholly-owned subsidiary, such as a Subsidiary, that invests in commodities and commodity-linked derivatives would generally constitute “qualifying income” for purposes of the source-of-income restrictions applicable to regulated investment companies, only to the extent the wholly-owned subsidiary makes distributions to the fund. If the proposed Treasury regulations are finalized in their current form, each Subsidiary intends to make all necessary distributions such that a fund’s income derived from the Subsidiary will constitute “qualifying income.” There can be no assurance that the IRS will not revoke the private letter ruling it issued to Transamerica Managed Futures Strategy. It is possible that any such revocation could be retroactive to a date to be specified by the IRS. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a fund and/or a Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the applicable fund.
To Be Announced (TBA) Transactions: Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by a fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Underlying Exchange Traded Funds: When a fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the
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ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Underlying Government Money Market Funds (Transamerica Government Money Market): A fund may invest in other government money market funds. Each of the underlying government money market funds in which a fund may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, a fund will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.
U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.
Valuation: Many factors may influence the price at which a fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund's last valuation, and such differences could be significant, particularly for illiquid securities, securities priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a fund determines its net asset value. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, undervaluation may become more severe, or that a stock considered to be undervalued may actually be appropriately priced. A fund may underperform other equity funds that use different investing styles. A fund may also underperform other equity funds using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Volatility Target: Certain funds utilize an investment strategy that focuses on the management of fund volatility. There can be no assurance that the fund will meet its annualized volatility target. The annualized volatility target is intended to reduce the overall risk of investing in the fund but may not work as intended, may result in periods of underperformance and may limit the fund's ability to participate in rising markets. The fund's performance may be lower than similar funds that are not managed to an annualized volatility target.
Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.
Yield (Transamerica Government Money Market): A money market fund invests in short-term money market instruments. As a result, the amount of income received by the money market fund will go up or down depending on variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the money market fund's expenses could absorb all or a significant portion of the money market fund's income, and, if a money market fund's expenses exceed the money market fund's income, a money market fund may be unable to maintain its $1.00 share price. If interest rates increase, a money market fund's yield may not increase proportionately. For example, TAM may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone or reimbursed. A money market fund is also required to maintain liquidity levels based on the characteristics and anticipated liquidity needs of its shareholders and a fund with greater liquidity needs may have a lower yield than money market funds with a different shareholder base. A money market fund may hold cash uninvested and, if so, will not earn income on those assets.
Yield: The amount of income received by a fund will go up or down depending on variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
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MORE ON CERTAIN ADDITIONAL RISKS:
The following provides additional risk information regarding investing in the funds.
Absence of Regulation: A fund may engage in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. Transactions in the OTC markets also are subject to the credit risk of the counterparty.
Cash Management and Defensive Investing: The value of investments held by a fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.
Conflicts of Interest: Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) and its affiliates are engaged in a variety of businesses and have interests other than that of managing the funds. The broad range of activities and interests of TAM and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders. Certain actual and potential conflicts are described below.
TAM serves as investment manager to certain funds of funds that invest in affiliated underlying funds and is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds. TAM may have an incentive to allocate the funds of funds' assets to those underlying funds for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or to those underlying funds for which an affiliate of TAM serves as the sub-adviser. Sub-advisers to certain funds of funds may also be conflicted in allocating the funds of funds’ assets among underlying funds.
TAM may have a financial incentive to implement or not to implement certain changes to the funds. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. TAM will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. The aggregation of assets of multiple funds for purposes of calculating breakpoints in sub-advisory fees may also give rise to conflicts of interest.
TAM manages other funds and products that have investment objectives similar to those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. These other accounts and products may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by TAM, on behalf of one or more other funds or products, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested.
A further discussion of conflicts of interest appears in the Statement of Additional Information.
Cybersecurity: Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause a fund, TAM, a sub-adviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality.
Expenses: Your actual costs of investing in a fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated, or with respect to a newly offered fund or class, if average net assets are lower than estimated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Inflation: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a fund’s assets can decline as can the value of the fund’s distributions.
Investments by Asset Allocation Funds and Unaffiliated Funds: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon, Transamerica Asset Allocation Short Horizon, Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, as well as Transamerica JPMorgan Asset Allocation – Conservative VP, Transamerica JPMorgan Asset Allocation – Growth VP, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Transamerica JPMorgan Asset Allocation – Moderate VP, Transamerica BlackRock Tactical Allocation VP, Transamerica JPMorgan International Moderate Growth VP, Transamerica Madison Balanced Allocation VP, Transamerica Madison Conservative Allocation VP and Transamerica Multi-Manager Alternative Strategies VP, each separate series of Transamerica Series Trust, are asset allocation funds (the “Asset Allocation Funds”) that invest in certain series of Transamerica Funds and may own a significant portion of the shares of an underlying fund.
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Unaffiliated funds (the “Unaffiliated Funds”) may invest in series of Transamerica Funds subject to the fund of funds restrictions of Section 12(d)(1) of the 1940 Act. Unaffiliated Funds with exemptive relief from the SEC may invest in an underlying fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions. An Unaffiliated Fund may own a significant portion of the shares of an underlying fund.
Transactions by the Asset Allocation Funds and/or the Unaffiliated Funds may be disruptive to the management of an underlying fund. An underlying fund may experience large redemptions or investments due to transactions in fund shares by the Asset Allocation Funds and/or the Unaffiliated Funds. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs. In addition, when the Asset Allocation Funds and/or the Unaffiliated Funds own a substantial portion of an underlying fund's shares, a large redemption by an Asset Allocation Fund and/or an Unaffiliated Fund could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio.
Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in an underlying fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when an Asset Allocation Fund and/or an Unaffiliated Fund purchases, redeems, or owns a substantial portion of an underlying fund's shares.
When possible, TAM, the sub-adviser and/or the portfolio construction manager will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.
Operational: Your ability to transact with a fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including as a result of cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result.
Redemption: A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. In that event, the value of your investment in the fund would go down. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, if one decision maker exercises control over fund shares owned by other fund shareholders, including clients or affiliates of the Investment Manager and/or sub-advisers, redemptions by these shareholders may further increase the impact on the fund.
Regulatory: The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Wall Street Reform Act (the “Reform Act”) substantially increases regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives, and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, a fund may be subject to additional recordkeeping and reporting requirements. Other future regulatory developments may also impact a fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a fund itself is regulated. The impact of any new governmental regulation that may be implemented on the ability of a fund to use swaps or any other financial derivative product is not known at this time, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objective.
Securities Lending: Each fund, except as noted below, may lend securities to other financial institutions that provide cash, cash equivalents, or U.S. government or agency securities as collateral. When a fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a fund.
Transamerica Government Money Market does not participate in securities lending.
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Strategy: Securities and investment strategies with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different style or strategy. A fund may employ a combination of styles that impact its risk characteristics.
Tax: In order to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), each fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. In particular, a fund must generally diversify its holdings so that, at the end of each quarter of each taxable year, at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. If a fund were to fail to meet any of these requirements, the fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at corporate rates (without reduction for distributions to shareholders). The fund may be able to preserve its RIC qualification by meeting certain conditions, in which case it may be subject to certain additional taxes.
Any income a fund derives from investments in certain hard asset ETFs, such as certain commodity ETFs, and from other non-qualifying sources must be limited to a maximum of 10% of the fund’s gross income. If a fund fails to meet the 10% requirement, the fund may be subject to the federal income tax consequences described in the preceding paragraph. A fund may invest no more than 25% of its total assets in the securities of entities treated as qualified publicly traded partnerships for federal income tax purposes. If a fund fails to meet the 25% requirement, the fund may be subject to the federal income tax consequences described in the preceding paragraph.
An MLP is an entity treated as a partnership under the Internal Revenue Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. If it does not so qualify, it will generally be subject to tax as a corporation.

     Depreciation or other cost recovery deductions passed through to a fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a fund may need to liquidate investments, which may lead to additional recapture income.
Taxable Investments: Although distributions of interest income from Transamerica Intermediate Muni and Transamerica High Yield Muni’s tax-exempt securities are generally exempt from regular federal income tax, Transamerica Intermediate Muni and Transamerica High Yield Muni’s distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on a fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your fund distributions.
Please note that there are other factors that could adversely affect your investment in a fund and that could prevent the fund from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.
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Shareholder Information

Management of Transamerica Funds
The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Funds. It oversees the operation of Transamerica Funds by its officers. It also reviews the management of each fund’s assets by the investment manager and sub-advisers. Information about the Trustees and executive officers of Transamerica Funds is contained in the Statement of Additional Information (“SAI”).
Investment Manager
Transamerica Asset Management, Inc. (“TAM” ), located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for Transamerica Funds. TAM provides continuous and regular investment management services to the funds. For each of the funds, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the funds and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each fund. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid investment management fees for its service as investment manager to each fund. These fees are calculated on the average daily net assets of each fund.
TAM has been a registered investment adviser since 1996. As of December 31, 2017, TAM has approximately $83.9 billion in total assets under management. TAM is also registered as a commodity pool operator under the Commodity Exchange Act with respect to Transamerica Global Multifactor Macro, Transamerica Managed Futures Strategy and Transamerica Multi-Manager Alternative Strategies Portfolio (along with their respective Subsidiaries, where applicable). The remaining funds are operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.
TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.
TAM acts as a manager of managers for the funds pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable fund’s shareholders, to:
(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)	materially change the terms of any sub-advisory agreement; and
(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
Pursuant to the exemptive order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.
Legal Proceedings
A previously disclosed ongoing investigation by the Securities and Exchange Commission’s Division of Enforcement may lead to legal proceedings against Aegon USA Investment Management, LLC (“AUIM”), Transamerica Asset Management, Inc. (“TAM”) and/or Transamerica Capital, Inc. (“TCI”). These legal proceedings could have a material adverse effect on one or more of these entities. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds. The funds do not know the timing or outcome of any possible proceeding, including whether any proceeding is likely to have a material adverse impact on the funds, AUIM, TAM or TCI.
The investigation relates to errors in the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds, as well as in the operation and/or implementation of an asset allocation model and volatility guidelines utilized by AUIM when it served as sub-adviser to certain Transamerica asset allocation funds. The
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investigation also concerns whether appropriate disclosures were made regarding these matters. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP (formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP).
AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015. Expert analyses provided to the funds indicate that errors in the models and guidelines did not have a material adverse impact on fund performance.
The funds are affected by many factors and risks: for example, the risk that sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.
Management Fees Paid for the Fiscal Year Ended October 31, 2017
For the fiscal year ended October 31, 2017, each fund paid the following management fee as a percentage of its average daily net assets:
Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica Bond	0.65%
Transamerica Capital Growth	0.79%
Transamerica Concentrated Growth	0.67%
Transamerica Core Bond	0.45%
Transamerica Developing Markets Equity	1.10%
Transamerica Dividend Focused	0.69%
Transamerica Emerging Markets Debt	0.62%
Transamerica Emerging Markets Equity	0.98%
Transamerica Event Driven	1.05%
Transamerica Flexible Income	0.48%
Transamerica Floating Rate	0.63%
Transamerica Global Equity	0.74%
Transamerica Global Multifactor Macro	0.56%
Transamerica Global Real Estate Securities	0.83%
Transamerica Government Money Market	0.21%
Transamerica Growth	0.81%
Transamerica High Yield Bond	0.56%
Transamerica High Yield Muni	0.49%
Transamerica Inflation Opportunities	0.58%
Transamerica Intermediate Bond	0.35%
Transamerica Intermediate Muni	0.43%
Transamerica International Equity	0.71%
Transamerica International Growth	0.88%
Transamerica International Small Cap	0.97%
Transamerica International Small Cap Value	0.94%
Transamerica Large Cap Value	0.65%
Transamerica Long/Short Strategy	1.09%
Transamerica Managed Futures Strategy	0.55%
Transamerica Mid Cap Growth	0.70%
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Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica Mid Cap Value	0.85%
Transamerica Mid Cap Value Opportunities	0.67%
Transamerica MLP & Energy Income	1.11%
Transamerica Multi-Cap Growth	0.65%
Transamerica Multi-Managed Balanced	0.65%
Transamerica Short-Term Bond	0.50%
Transamerica Small Cap Core	0.74%
Transamerica Small Cap Growth	0.81%
Transamerica Small Cap Value	0.80%
Transamerica Small/Mid Cap Value	0.78%
Transamerica Strategic High Income	0.70%
Transamerica Total Return	0.67%
Transamerica Unconstrained Bond	0.67%
Transamerica US Growth	0.70%
Recent Management Fee Changes
Transamerica Core Bond: Effective August 1, 2017, the management fee is 0.45% of the first $750 million; 0.39% over $750 million up to $1 billion; 0.375% over $1 billion up to $1.5 billion; 0.37% over $1.5 billion up to $3 billion; and 0.365% in excess of $3 billion in average daily net assets. Prior to August 1, 2017, the management fee was 0.48% of the first $750 million; 0.43% over $750 million up to $1 billion; and 0.405% in excess of $1 billion.
Transamerica Developing Markets Equity: Effective August 1, 2017, the management fee is 1.13% of the first $500 million; 1.03% over $500 million up to $1 billion; 0.98% over $1 billion up to $1.5 billion; 0.96% over $1.5 billion up to $2 billion; and 0.95% in excess of $2 billion in average daily net assets. Prior to August 1, 2017, the management fee was 1.23% of the first $50 million; 1.18% over $50 million up to $200 million; 1.13% over $200 million up to $500 million; and 1.08% in excess of $500 million.
Transamerica Government Money Market: Effective as of October 13, 2017, the management fee is 0.25% of the first $1 billion; 0.24% over $1 billion up to $3 billion; and 0.23% in excess of $3 billion of average daily net assets. Prior to October 13, 2017, the management fee was 0.28% of the first $1 billion; 0.27% over $1 billion up to $3 billion; and 0.26% in excess of $3 billion.
Transamerica International Growth: Effective March 1, 2018, the management fee is 0.77% of the first $500 million; 0.76% over $500 million up to $1 billion; 0.71% over $1 billion up to $2 billion; 0.695% over $2 billion up to $3 billion; and 0.68% in excess of $3 billion of average daily net assets. For the period beginning August 1, 2017 through March 1, 2018, the management fee was 0.905% of the first $500 million; 0.88% over $500 million up to $1 billion; 0.83% over $1 billion up to $1.5 billion; 0.805% over $1.5 billion up to $2 billion; and 0.78% in excess of $2 billion in average daily net assets. Prior to August 1, 2017, the management fee was 0.93% of the first $250 million; 0.905% over $250 million up to $500 million; 0.88% over $500 million up to $1 billion; and 0.83% in excess of $1 billion in average daily net assets.
A discussion regarding the Board of Trustees’ approval of each fund’s investment management agreement is available in each fund’s annual report for the fiscal year ended October 31, 2017.
Sub-Adviser(s)
Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective fund, each sub-adviser shall provide day-to-day investment advice and recommendations for the fund.
Each sub-adviser receives compensation from TAM.
Fund	Sub-Adviser	Sub-Adviser Address
Transamerica Event Driven	Advent Capital Management, LLC	888 Seventh Avenue, 31st Floor New York, NY 10019

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Fund	Sub-Adviser	Sub-Adviser Address
Transamerica Flexible Income	Aegon USA Investment Management, LLC	4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica Floating Rate
Transamerica Government Money Market
Transamerica High Yield Bond
Transamerica Intermediate Bond
Transamerica Multi-Managed Balanced
Transamerica Short-Term Bond

Transamerica Multi-Cap Growth	Alta Capital Management, LLC	6440 South Wasatch Boulevard, Suite 260 Salt Lake City, UT 84121

Transamerica Managed Futures Strategy	AQR Capital Management, LLC	Two Greenwich Plaza Greenwich, CT 06830
Transamerica Global Multifactor Macro

Transamerica Dividend Focused	Barrow, Hanley, Mewhinney & Strauss, LLC	Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, TX 75201

Transamerica Small Cap Value	Boston Advisors, LLC	1 Liberty Square Boston, MA 02109

Transamerica Global Real Estate Securities	CBRE Clarion Securities LLC	201 King of Prussia Road Suite 600 Radnor, PA 19087

Transamerica High Yield Muni	Belle Haven Investments, L.P.	800 Westchester Avenue, Suite N607 Rye Brook, NY 10573
Transamerica Intermediate Muni

Transamerica Emerging Markets Equity	ClariVest Asset Management LLC	3611 Valley Centre Drive, Suite 100, San Diego, CA 92130

Transamerica International Growth	Greystone Managed Investments Inc.	300-1230 Blackfoot Drive Regina, Saskatchewan S4S 7G4, Canada

Transamerica Growth	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

Transamerica Core Bond	J.P. Morgan Investment Management Inc.	270 Park Avenue New York, NY 10017
Transamerica Long/Short Strategy
Transamerica Mid Cap Value
Transamerica Multi-Managed Balanced

Transamerica MLP & Energy Income	Kayne Anderson Capital Advisors, L.P.	1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067

Transamerica Large Cap Value	Levin Capital Strategies, L.P.	595 Madison Avenue, 17th Floor, New York, NY 10022

Transamerica Emerging Markets Debt	Logan Circle Partners, LP	1717 Arch Street Suite 1500 Philadelphia, PA 19103

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Fund	Sub-Adviser	Sub-Adviser Address
Transamerica Bond	Loomis, Sayles & Company, L.P.	One Financial Center Boston, MA 02111

Transamerica Capital Growth	Morgan Stanley Investment Management Inc.	522 Fifth Avenue New York, NY 10036

Transamerica Developing Markets Equity	OppenheimerFunds, Inc.	225 Liberty Street New York, NY 10281

Transamerica Total Return	Pacific Investment Management Company LLC	650 Newport Center Drive Newport Beach, CA 92660

Transamerica Inflation Opportunities	PineBridge Investments LLC	399 Park Avenue, 4th Floor New York, NY 10022
Transamerica Unconstrained Bond

Transamerica Mid Cap Growth	Quantum Capital Management	311 California Street, Suite 510 San Francisco, CA 94104

Transamerica Small Cap Growth	Ranger Investment Management, L.P.	2828 N. Harwood Street, Suite 1900, Dallas, TX 75201

Transamerica Global Equity	Rockefeller & Co., Inc.	10 Rockefeller Plaza, Floor 3, New York, NY 10020

Transamerica International Small Cap	Schroder Investment Management North America Inc.	7 Bryant Park New York, NY 10018-3706

Transamerica Small/Mid Cap Value	Systematic Financial Management, L.P.	300 Frank W. Burr Blvd. Glenpointe East 7th Floor Teaneck, NJ 07666
Transamerica Small Cap Core

Transamerica International Equity	Thompson, Siegel & Walmsley LLC	6641 West Broad Street, Suite 600 Richmond, VA 23230
Transamerica International Small Cap Value
Transamerica Mid Cap Value Opportunities
Transamerica Small/Mid Cap Value
Transamerica Strategic High Income

Transamerica Concentrated Growth	Torray LLC	7501 Wisconsin Avenue Suite 750W Bethesda, Maryland 20814

Transamerica US Growth	Wellington Management Company LLP	280 Congress Street Boston, MA 02210

Further Information About Each Sub-Adviser
Advent Capital Management, LLC has been a registered investment adviser since 2001. As of December 31, 2017, Advent Capital Management, LLC had approximately $9.3 billion in total assets under management.
Aegon USA Investment Management, LLC, a wholly-owned and indirect subsidiary of Aegon N.V., has been a registered investment adviser since December 2001. As of December 31, 2017, Aegon USA Investment Management, LLC has approximately $104.6 billion in total assets under management.
Alta Capital Management, LLC has been a registered investment adviser since 1981. As of December 31, 2017, Alta Capital Management, LLC has approximately $3.33 billion in total assets under management.
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AQR Capital Management, LLC, a wholly-owned subsidiary of AQR Capital Management Holdings, LLC, has been a registered investment adviser since May 1998. As of December 31, 2017, AQR Capital Management, LLC and its affiliates have approximately $224 billion in total assets under management.
Barrow, Hanley, Mewhinney & Strauss, LLC, a subsidiary of OM Asset Management Plc, a New York Stock Exchange listed company, has been a registered investment adviser since 1979. As of December 31, 2017, Barrow, Hanley, Mewhinney & Strauss, LLC has approximately $91.7 billion in total assets under management.
Belle Haven Investments, L.P. has been a registered investment adviser since 2006. As of December 31, 2017, Belle Haven Investments, L.P. has approximately $6.86 billion in total assets under management.
Boston Advisors, LLC has been a registered investment adviser since 1982. As of December 31, 2017, Boston Advisors, LLC has approximately $5 billion in total assets under management.
CBRE Clarion Securities LLC, a subsidiary of CBRE Group, Inc., has been a registered investment adviser since 1969 (including its predecessor firm). As of December 31, 2017, CBRE Clarion Securities LLC has approximately $14.7 billion in total assets under management.
ClariVest Asset Management LLC, a Delaware limited liability company, has been a registered investment adviser since 2006. As of December 31, 2017, ClariVest Asset Management LLC has approximately $7.6 billion in total assets under management.
Greystone Managed Investments Inc. (“Greystone”) has been a registered investment adviser since March 2016. As of December 31, 2017, Greystone had approximately $26.9 billion in total assets under management. Greystone is a wholly-owned subsidiary of Greystone Capital Management Inc., a company formed in 1988 and registered in Saskatchewan as an adviser in the category of portfolio manager.
Jennison Associates LLC is organized under the laws of Delaware as a single member limited liability company whose sole member is PGIM, Inc. (formerly, Prudential Investment Management, Inc.), which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC (formerly, Prudential Asset Management Holding Company LLC), which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.), has been a registered investment adviser since 1969. As of December 31, 2017, Jennison Associates LLC has approximately $175.4 billion in total assets under management.
J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2017, J.P. Morgan Investment Management Inc. and its affiliates has $1.7 trillion in assets under management.
Kayne Anderson Capital Advisors, L.P. was founded in 1984 and is registered with the SEC as an investment adviser. Kayne Anderson Capital Advisors, L.P. is an independent alternative investment management firm focused on niche investing in upstream oil and gas companies, energy infrastructure, growth private equity, specialty real estate, middle market credit and municipal opportunities. Kayne Anderson Capital Advisors, L.P. and its affiliates currently manage approximately $26 billion in assets as of December 31, 2017 (including over $16 billion in assets invested in the energy sector) for institutional investors, family offices and high-net-worth individuals, with offices in Los Angeles, Houston, New York, Chicago, Denver, Atlanta, Boca Raton, Dallas and Portland.
Levin Capital Strategies, L.P. has been a registered investment adviser since 2006. As of December 31, 2017, Levin Capital Strategies, L.P. has approximately $7.3 billion in total assets under management.
Logan Circle Partners, LP, a subsidiary of MetLife, Inc., has been a registered investment adviser since 2007. As of December 31, 2017, Logan Circle Partners, LP has approximately $38.46 billion in total assets under management.
Loomis, Sayles & Company, L.P., a subsidiary of Natixis Investment Managers, L.P., has been a registered investment adviser since 1940. As of December 31, 2017, Loomis, Sayles & Company, L.P. has approximately $268.1 billion in total assets under management.
Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley, has been a registered investment adviser since 1981. As of December 31, 2017, Morgan Stanley Investment Management Inc. has approximately $481.5 billion in total assets under management.
OppenheimerFunds, Inc., a subsidiary of MassMutual, has been a registered investment adviser since 1960. As of December 31, 2017, Oppenheimer Funds, Inc., including subsidiaries, managed more than $249.1 billion in assets, including mutual funds having more than 11 million shareholder accounts (including sub-accounts).
Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of
284

PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. PIMCO has been a registered investment adviser since 1971. As of December 31, 2017, PIMCO managed $1.75 trillion in assets, including $1.33 trillion in third-party client assets.
PineBridge Investments LLC has been a registered investment adviser since 1983. As of December 31, 2017, PineBridge Investments LLC, including its affiliates, has approximately $85.3 billion in total assets under management.
Quantum Capital Management has been a registered investment adviser since October 1996. As of December 31, 2017, Quantum Capital Management had approximately $496 million in assets under management.
Ranger Investment Management, L.P. has been a registered investment adviser since 2003. As of December 31, 2017, Ranger Investment Management, L.P. has approximately $1.4 billion in total assets under management.
Rockefeller is a global asset management and investment advisory firm that was founded in 1882 by John D. Rockefeller to manage the Rockefeller Family’s personal and philanthropic interests. Rockefeller was incorporated in 1979 and registered with the U.S. Securities and Exchange Commission in 1980 as an investment adviser. Today, Rockefeller provides investment management services and wealth advice to institutions, foundations and endowments, non-profits, individuals, trusts and families. Rockefeller had approximately $12.7 billion in assets under management as of December 31, 2017. Rockefeller & Co., Inc. is a wholly-owned subsidiary of Rockefeller Financial Services, Inc.
Schroder Investment Management North America Inc., a subsidiary of Schroders Plc., has been a registered investment adviser since 1980. As of September 30, 2017, Schroder Investment Management North America Inc. had approximately $109.79 billion in total assets under management and administration and Schroders plc, with its affiliates, had approximately $577.267 billion under management and administration.
Systematic Financial Management, L.P. has been a registered investment adviser since 1982. Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds a majority interest in Systematic Financial Management, L.P. through its wholly-owned subsidiary, Titan NJ LP Holdings LLC. As of December 31, 2017, Systematic Financial Management, L.P. has approximately $5.3 billion in total assets under management.
Thompson, Siegel & Walmsley LLC is a majority-owned subsidiary of OM Asset Management plc, a NYSE listed company. Thompson, Siegel & Walmsley LLC has been a registered investment adviser since 1970. As of December 31, 2017, Thompson, Siegel & Walmsley LLC has approximately $25 billion in total assets under management.
Torray LLC was formed in 2006. Through its predecessor entities, Torray LLC has been a registered investment adviser since 1972. As of December 31, 2017, Torray LLC has approximately $1.1 billion in total assets under management.
Wellington Management Company LLP, a Delaware limited liability partnership, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management Company LLP and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management Company LLP is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2017, Wellington Management Company LLP and its investment advisory affiliates had investment management authority with respect to approximately $1.08 trillion in client assets.
Portfolio Manager(s)
Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.
Transamerica Bond
Name	Sub-Adviser	Positions Over Past Five Years
Mathew J. Eagan, CFA	Loomis, Sayles & Company, L.P.	Co-Portfolio Manager of the fund since 2007; employee of Loomis, Sayles & Company, L.P. since 1997; Vice President
Daniel J. Fuss, CFA	Loomis, Sayles & Company, L.P.	Co-Portfolio Manager of the fund since 2007; employee of Loomis, Sayles & Company, L.P. since 1976; Vice Chairman
Brian P. Kennedy	Loomis, Sayles & Company, L.P.	Co-Portfolio Manager of the fund since 2016; employee of Loomis, Sayles & Company, L.P. since 1994; Vice President
285

Name	Sub-Adviser	Positions Over Past Five Years
Elaine M. Stokes	Loomis, Sayles & Company, L.P.	Co-Portfolio Manager of the fund since 2007; employee of Loomis, Sayles & Company, L.P. since 1988; Vice President
Transamerica Capital Growth
Name	Sub-Adviser	Positions Over Past Five Years
Dennis P. Lynch	Morgan Stanley Investment Management Inc.	Lead Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1998; Managing Director; Team leader for the Growth team
Sam G. Chainani, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1996; Managing Director; Investor on the Growth team
David S. Cohen	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1993; Managing Director; Investor on the Growth team
Armistead B. Nash	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Investor on the Growth team
Alexander T. Norton	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2000; Executive Director; Investor on the Growth team
Jason C. Yeung, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Investor on the Growth team
Transamerica Concentrated Growth
Name	Sub-Adviser	Positions Over Past Five Years
Nicholas C. Haffenreffer	Torray LLC	Portfolio Manager of the fund since 2014; Portfolio Manager of the predecessor fund since 2010; Principal of Torray LLC since 2010; President of Torray Resolute, LLC (2014 to 2016); President of Resolute Capital Management LLC (1998 to 2010)
Transamerica Core Bond
Name	Sub-Adviser	Positions Over Past Five Years
Richard Figuly	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2016; Employee of J.P. Morgan Investment Management Inc. since 1993; Managing Director; Member of the Global Fixed Income, Currency & Commodities Group and Portfolio Manager for the U.S. Value Driven Team
286

Name	Sub-Adviser	Positions Over Past Five Years
Barbara Miller	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2015; Employee of J.P. Morgan Investment Management Inc. since 1994; Managing Director; Portfolio Manager and Head of the U.S Value Driven Fixed Income Team. Senior Location Officer of the Global Fixed Income, Currency & Commodities Group
Peter Simons, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2015; Employee of J.P. Morgan Investment Management Inc. since 2001; Managing Director; Member of the Global Fixed Income, Currency & Commodities Group and Portfolio Manager for the U.S. Value Driven Team
Transamerica Developing Markets Equity
Name	Sub-Adviser	Positions Over Past Five Years
Justin Leverenz, CFA	OppenheimerFunds, Inc.	Portfolio Manager of the fund since 2007; Director of Emerging Markets Equities of the sub-adviser since January 2013; Senior Vice President of the sub-adviser since November 2009; Vice President of the sub-adviser from July 2004 to October 2009; Head of Research in Taiwan and Director of Pan-Asian Technology for Goldman Sachs from 2002-2004; Analyst and Head of Equity Research in Taiwan for Barclays de Zoete Wedd (now Credit Suisse) from 1993 to 1995 and 1997 to 2000, respectively
Transamerica Dividend Focused
Name	Sub-Adviser	Positions Over Past Five Years
Ray Nixon, Jr.	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Barrow, Hanley, Mewhinney & Strauss, LLC since 1994
Brian Quinn, CFA	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Barrow, Hanley, Mewhinney & Strauss, LLC since 2012; Equity Analyst (2005 – 2012)
Lewis Ropp	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Barrow, Hanley, Mewhinney & Strauss, LLC since 2011; Equity Analyst (2001 – 2011)
Transamerica Emerging Markets Debt
Name	Sub-Adviser	Positions Over Past Five Years
Todd Howard, CFA	Logan Circle Partners, LP	Portfolio Manager of the fund since 2011; Employee of Logan Circle Partners, LP since 2007; Portfolio Manager for the Logan Circle international strategies
Scott Moses, CFA	Logan Circle Partners, LP	Portfolio Manager of the fund since 2011; Employee of Logan Circle Partners, LP since 2007; Portfolio Manager for the Logan Circle emerging markets fixed income strategies
287

Transamerica Emerging Markets Equity
Name	Sub-Adviser	Positions Over Past Five Years
Stacey Nutt	ClariVest Asset Management LLC	Portfolio Manager of the fund since 2014; President and Chief Investment Officer of ClariVest Asset Management LLC; founder and owner of ClariVest Asset Management LLC since 2006
David R. Vaughn, CFA	ClariVest Asset Management LLC	Portfolio Manager of the fund since 2012; founder and owner of ClariVest Asset Management LLC since 2006; primarily responsible for international, global and emerging market strategies
Priyanshu Mutreja, CFA	ClariVest Asset Management LLC	Owner of ClariVest Asset Management LLC since 2015; Portfolio Manager of the fund since 2017; Assistant Portfolio Manager of the fund since 2014; joined ClariVest Asset Management LLC in 2009
Alex Turner, CFA	ClariVest Asset Management LLC	Owner of ClariVest Asset Management LLC since 2015; Portfolio Manager of the fund since 2014; Assistant Portfolio Manager of the fund since 2012; joined ClariVest Asset Management LLC in 2008; Prior to 2008, Quantitative Analytic Specialist at Factset Research Systems, Inc.
Transamerica Event Driven
Name	Sub-Adviser	Positions Over Past Five Years
Odell Lambroza	Advent Capital Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager at Advent Capital Management, LLC since 2001
Tracy V. Maitland	Advent Capital Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager of Advent Capital Management, LLC since 1995
Transamerica Flexible Income
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Head of Investment Grade Credit
Jeremy Mead, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC from 1994-2010 and again since 2016; between tenures with Aegon USA Investment Management, LLC, advised individuals, families and small business as an Investment Advisor Representative
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004, Head of Leveraged Finance since 2014, Co-Head of Public Fixed Income since 2017 and Deputy Chief Investment Officer since 2018
Doug Weih, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009 and Co-Head of Public Fixed Income since 2017
288

Name	Sub-Adviser	Positions Over Past Five Years
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2005; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Transamerica Floating Rate
Name	Sub-Adviser	Positions Over Past Five Years
John F. Bailey, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager and Head of Leveraged Loans with Aegon USA Investment Management, LLC since 1997
Jason P. Felderman, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Aegon USA Investment Management, LLC since 2007
Zach Halstead	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2018; Portfolio Manager with Aegon USA Investment Management, LLC since 2016 and Credit Research Analyst from 2013-2016
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2013;
Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004, Head of Leveraged Finance since 2014, Co-Head of Public Fixed Income since 2017 and Deputy Chief Investment Officer since 2018
Transamerica Global Equity
Name	Sub-Adviser	Positions Over Past Five Years
Jimmy C. Chang, CFA	Rockefeller & Co., Inc.	Portfolio Manager of the fund since 2014; Portfolio Manager at Rockefeller & Co., Inc. since 2004
David P. Harris, CFA	Rockefeller & Co., Inc.	Portfolio Manager of the fund since 2014; Portfolio Manager at Rockefeller & Co., Inc. since 1999
Transamerica Global Multifactor Macro
Name	Sub-Adviser	Positions Over Past Five Years
Jordan Brooks	AQR Capital Management, LLC	Portfolio Manager of the fund since 2015; Managing Director of AQR Capital Management, LLC; joined AQR Capital Management, LLC in 2009
Michael Katz	AQR Capital Management, LLC	Portfolio Manager of the fund since 2015; Principal of AQR Capital Management, LLC; joined AQR Capital Management, LLC in 2007
David Kupersmith	AQR Capital Management, LLC	Portfolio Manager of the fund since 2015; Principal of AQR Capital Management, LLC; joined AQR Capital Management, LLC in 2011
John M. Liew	AQR Capital Management, LLC	Portfolio Manager of the fund since 2015; Founding Principal of AQR Capital Management, LLC in 1998
289

Transamerica Global Real Estate Securities
Name	Sub-Adviser	Positions Over Past Five Years
Steven D. Burton, CFA	CBRE Clarion Securities LLC	Portfolio Manager of the fund since 2005; Co-Chief Investment Officer of CBRE Clarion Securities LLC and member of the firm’s Management Committee
T. Ritson Ferguson, CFA	CBRE Clarion Securities LLC	Portfolio Manager of the fund since 2005; Chief Executive Officer and Global Chief Investment Officer of CBRE Global Investors and CBRE Clarion Securities LLC; Member of the firm’s Management Committee
Joseph P. Smith, CFA	CBRE Clarion Securities LLC	Portfolio Manager of the fund since 2005; President and Co-Chief Investment Officer of CBRE Clarion Securities LLC and member of the firm’s Management Committee
Transamerica Growth
Name	Sub-Adviser	Positions Over Past Five Years
Blair A. Boyer	Jennison Associates LLC	Portfolio Manager of the fund since 2006; Managing Director of Jennison Associates LLC
Michael A. Del Balso	Jennison Associates LLC	Portfolio Manager of the fund since 2004; Managing Director; Director of Research for Growth Equity of Jennison Associates LLC
Spiros Segalas	Jennison Associates LLC	Portfolio Manager of the fund since 2004; Director, President and Chief Investment Officer of Jennison Associates LLC
Transamerica High Yield Bond
Name	Sub-Adviser	Positions Over Past Five Years
Kevin Bakker, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2007; Co-Head of High-Yield; Portfolio Manager with Aegon USA Investment Management, LLC since 2007; Senior Research Analyst 2003 – 2007
Benjamin D. Miller, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2006; Co-Head of High-Yield; Senior Research Analyst with Aegon USA Investment Management, LLC 1993 – 2006
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004, Head of Leveraged Finance since 2014, Co-Head of Public Fixed Income since 2017 and Deputy Chief Investment Officer since 2018
Derek Thoms	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager with Aegon USA Investment Management, LLC since 2015. High Yield Trader with Aegon USA Investment Management, LLC 2013 - 2015
290

Transamerica High Yield Muni
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Dalton	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2013; joined Belle Haven Investments, L.P. in 1996; Chief Executive Officer since 2002
Brian Steeves	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2018; joined Belle Haven Investments, L.P. in 2008
Transamerica Inflation Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
Roberto Coronado	PineBridge Investments LLC	Portfolio Manager of the fund since 2016; Employee of PineBridge Investments LLC since 2014; Senior Vice President and Senior Portfolio Manager of Investment Grade Fixed Income
Gunter H. Seeger	PineBridge Investments LLC	Portfolio Manager of the fund since 2018; Employee of PineBridge Investments LLC since 2009; Senior Vice President, Senior Portfolio Manager and Research Analyst, U.S. Rates and Securitized Products
Robert A. Vanden Assem, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Employee of PineBridge Investments LLC since 2001; Managing Director and Head of Investment Grade Fixed Income
Transamerica Intermediate Bond
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Head of Investment Grade Credit
Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2015, Portfolio Analyst since 2013 and Risk Analyst since 2007
Doug Weih, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009 and Co-Head of Public Fixed Income since 2017
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Transamerica Intermediate Muni
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Dalton	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2013; joined Belle Haven Investments, L.P. in 1996; Chief Executive Officer since 2002
Brian Steeves	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2012; joined Belle Haven Investments, L.P. in 2008
291

Transamerica International Equity
Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2011; Portfolio Manager of TS&W International Equity Portfolio from October 31, 2005 to February 28, 2011; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 1996
Transamerica International Growth
Name	Sub-Adviser	Positions Over Past Five Years
Alfred Li, CFA	Greystone Managed Investments Inc.	Portfolio Manager of the fund since 2018; employee of Greystone Managed Investments Inc. since 2006; Vice-President & Co-Lead, International Equity
Jeff Tiefenbach, CFA	Greystone Managed Investments Inc.	Portfolio Manager of the fund since 2018; employee of Greystone Managed Investments Inc. since 2005; Chief Investment Officer, Public Equities
Transamerica International Small Cap
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Dobbs	Schroder Investment Management North America Inc.	Portfolio Manager of the fund since 2008; Employee of an affiliate of Schroder Investment Management North America Inc. since 1981; Specialties include global and Pacific Basin portfolio management
Transamerica International Small Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 1996
Stedman D. Oakey, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2011 and International Research Analyst since 2005
Transamerica Large Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
John Levin	Levin Capital Strategies, L.P.	Portfolio Manager of the fund since 2012; Chief Executive Officer and Senior Portfolio Manager at Levin Capital Strategies, L.P. since 2006
Jack Murphy	Levin Capital Strategies, L.P.	Portfolio Manager of the fund since 2012; Portfolio Manager and Senior Securities Analyst at Levin Capital Strategies, L.P. since 2006
292

Transamerica Long/Short Strategy
Name	Sub-Adviser	Positions Over Past Five Years
Steven G. Lee	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2014; Employee of J.P. Morgan Investment Management Inc. since 2004; Managing Director; Portfolio Manager on the U.S. Disciplined Equity Team
Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2014; Employee of J.P. Morgan Investment Management Inc. since 1991; Managing Director; Portfolio Manager on the U.S. Disciplined Equity Team; Specialties include Research Enhanced Index (REI) strategies
Transamerica Managed Futures Strategy
Name	Sub-Adviser	Positions Over Past Five Years
Clifford S. Asness	AQR Capital Management, LLC	Portfolio Manager of the fund since 2010; Managing and Founding Principal of AQR Capital Management, LLC in 1998
Brian K. Hurst	AQR Capital Management, LLC	Portfolio Manager of the fund since 2010; Principal of AQR Capital Management, LLC; joined AQR Capital Management, LLC in 1998
Ari Levine	AQR Capital Management, LLC	Portfolio Manager of the fund since 2015; Principal of AQR Capital Management, LLC; joined AQR Capital Management, LLC in 2007
John M. Liew	AQR Capital Management, LLC	Portfolio Manager of the fund since 2010; Founding Principal of AQR Capital Management, LLC in 1998
Yao Hua Ooi	AQR Capital Management, LLC	Portfolio Manager of the fund since 2010; Principal of AQR Capital Management, LLC; joined AQR Capital Management, LLC in 2004
Transamerica Mid Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
Howard Aschwald, CFA	Quantum Capital Management	Portfolio Manager of the fund since 2013; Co- Founder, Chief Investment Officer & Director of Research with Quantum Capital Management since 1996
Timothy Chatard, CFA	Quantum Capital Management	Portfolio Manager of the fund since 2014; Employed with Quantum Capital Management since 2013 as part of the investment research team responsible for equity analysis in several economic sectors. Prior to joining Quantum Capital Management, he was an analyst at Morgan Stanley from 1991 to 1994; Portfolio Manager at Franklin Templeton Group from 1996 to 1999; Portfolio Manager at Sterling Johnston Capital Management from 1999 to 2009; and Portfolio Manager at Tano Capital from 2010 to 2013
293

Transamerica Mid Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Gloria Fu, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2006; Employee of J.P. Morgan Investment Management Inc. since 2002; Managing Director; Member of the U.S. Equity Value Group
Lawrence Playford, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2004; Employee of J.P. Morgan Investment Management Inc. since 1993; Managing Director; Chief Investment Officer of the U.S. Equity Value Group
Jonathan K. L. Simon	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2004; Employee of J.P. Morgan Investment Management Inc. since 1980; Managing Director; Member of the U.S. Equity Value Group
Transamerica Mid Cap Value Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2014; Chief Investment Officer; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2001
Transamerica MLP & Energy Income
Name	Sub-Adviser	Positions Over Past Five Years
John C. Frey	Kayne Anderson Capital Advisors, L.P.	Portfolio Manager of the fund since 2013; Employed with Kayne Anderson Capital Advisors, L.P. since 1997 in various capacities, including portfolio manager, research analyst and controller
Transamerica Multi-Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
Melanie H. Peche, CFA	Alta Capital Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager and Principal with Alta Capital Management, LLC since 2009
Michael O. Tempest	Alta Capital Management, LLC	Portfolio Manager of the fund since 2016; Managing Principal and Chief Investment Officer with Alta Capital Management, LLC since 1996
Transamerica Multi-Managed Balanced
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Head of Investment Grade Credit
Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2015, Portfolio Analyst since 2013 and Risk Analyst since 2007
294

Name	Sub-Adviser	Positions Over Past Five Years
Doug Weih, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009 and Co-Head of Public Fixed Income since 2017
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Steven G. Lee	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2014; Employee of J.P. Morgan Investment Management Inc. since 2004; Managing Director; Portfolio Manager on the U.S. Disciplined Equity Team
Tim Snyder, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2013; Employee of J.P. Morgan Investment Management Inc. since 2003; Executive Director; Portfolio Manager on the U.S. Disciplined Equity Team; Specialties include Research Enhanced Index (REI) strategies
Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2011; Employee of J.P. Morgan Investment Management Inc. since 1991; Managing Director; Portfolio Manager on the U.S. Disciplined Equity Team; Specialties include Research Enhanced Index (REI) strategies
Transamerica Short-Term Bond
Name	Sub-Adviser	Positions Over Past Five Years
Norbert King	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2017, Investment Grade Trader since 2015 and Institutional Markets Analyst with Transamerica Stable Value Services since 2011
Glen Kneeland	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2006
Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Doug Weih, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with Aegon USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009 and Co-Head of Public Fixed Income since 2017
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015. Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Transamerica Small Cap Core
Name	Sub-Adviser	Positions Over Past Five Years
Eoin E. Middaugh, CFA	Systematic Financial Management, L.P.	Lead-Portfolio Manager of the fund since 2013; Employed by Systematic Financial Management, L.P. since 2002; Portfolio Manager since 2006; Managing Partner since 2010
295

Name	Sub-Adviser	Positions Over Past Five Years
D. Kevin McCreesh, CFA	Systematic Financial Management, L.P.	Co-Portfolio Manager of the fund since 2013; Managing Partner of Systematic Financial Management, L.P. since 1996
Transamerica Small Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
W. Conrad Doenges	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2012; Portfolio Manager at Ranger Investment Management, L.P. since 2004
Andrew Hill	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2017; Sector Manager at Ranger Investment Management, L.P. since 2002
Joseph LaBate	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2017; Sector Manager at Ranger Investment Management, L.P. since 2002
Transamerica Small Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
James W. Gaul, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2005; Vice President and Portfolio Manager
David Hanna	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2007; Senior Vice President and Director of Institutional Portfolio Management
Douglas A. Riley, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2002; Senior Vice President and Director of Growith Equity Investing
Michael J. Vogelzang, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 1997; President and Chief Investment Officer
Transamerica Small/Mid Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Kenneth Burgess, CFA	Systematic Financial Management, L.P.	Portfolio Manager of the fund since 2011; Managing Partner of Systematic Financial Management, L.P. since 1997, and employed with the Firm since 1993; Specialties include cash flow analysis and small cap equities
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2016; Chief Investment Officer; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2001
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Transamerica Strategic High Income
Name	Sub-Adviser	Positions Over Past Five Years
William M. Bellamy, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2014; Director of Income Strategies at Thompson, Siegel & Walmsley LLC since 2002
Transamerica Total Return
Name	Sub-Adviser	Positions Over Past Five Years
Mark Kiesel	Pacific Investment Management Company LLC	Portfolio Manager of the fund since 2014; Employee of Pacific Investment Management Company LLC since 1996; Managing Director, global head of corporate bond portfolio management
Scott Mather	Pacific Investment Management Company LLC	Portfolio Manager of the fund since 2014; Employee of Pacific Investment Management Company LLC since 1998; Managing Director, previously head of global portfolio management
Mihir Worah	Pacific Investment Management Company LLC	Portfolio Manager of the fund since 2014; Employee of Pacific Investment Management Company LLC since 2001; Managing Director, head of the real return and multi-asset portfolio management teams
Transamerica Unconstrained Bond
Name	Sub-Adviser	Positions Over Past Five Years
Roberto Coronado	PineBridge Investments LLC	Portfolio Manager of the fund since 2016; Portfolio Manager at PineBridge Investments LLC since 2014
Peter Hu, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 2006
Michael J. Kelly, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 1999
Steven Oh, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 2000
Robert A. Vanden Assem, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 2001
Transamerica US Growth
Name	Sub-Adviser	Positions Over Past Five Years
Mammen Chally, CFA	Wellington Management Company LLP	Lead Portfolio Manager of the fund since 2014; Senior Managing Director and Equity Portfolio Manager of Wellington Management Company LLP; joined the firm as an investment professional in 1994
Douglas McLane, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2017; Managing Director and Equity Research Analyst of Wellington Management Company LLP; joined the firm in 2011
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Name	Sub-Adviser	Positions Over Past Five Years
David Siegle, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2017; Managing Director and Equity Research Analyst of Wellington Management Company LLP; joined the firm in 2001
Trustees’ Approval of Sub-Advisory Agreements
With the exception of Transamerica International Growth, a discussion regarding the Board of Trustees’ renewal of each fund’s investment sub-advisory agreement is available in each fund’s annual report for the fiscal year ended October 31, 2017. With respect to Transamerica International Growth, a discussion regarding the Board of Trustees’ approval of the fund’s investment sub-advisory agreement will be available in the fund’s semi-annual report for the six-month period ended April 30, 2018.
Disclosure of Portfolio Holdings
A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Funds website at www.transamerica.com.
Fund Expenses
During times of market volatility or decline, assets of your fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in your fund’s Annual Fund Operating Expenses table under “Fees and Expenses” in this prospectus.
The “Other expenses” items in the Annual Fund Operating Expenses table for your fund include fees for custodial, legal and transfer agency services. “Other expenses” also include various other expenses applicable to each share class of your fund. Class I2 shares do not pay sub-transfer agency fees directly, but the transfer agent may use its available resources to pay for sub-transfer agency services for any share classes.
How To Contact the Funds

•	Customer Service: 1-888-233-4339
•	Internet: www.transamerica.com
•	Fax: 1-888-329-4339

Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945
Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105

Opening an Account

Federal regulations may require the fund to obtain, verify and record certain information from you and persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth (for an individual), permanent residential address or principal place of business and Social Security Number or Employer Identification Number. The fund may also ask to see other identifying documents. If you do not provide the information, the fund may not be able to open your account. Identifying information must be provided for each trader on an account. The fund may also place limits on account transactions while it is in the process of verifying your identity. If the fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the fund believes it has identified potentially criminal activity, the fund reserves the right to take action it deems appropriate or as required by law, which may include redeeming your shares and closing your account.
Buying Shares

Class I2 shares of the funds in this prospectus are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements
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with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. Purchase requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted by check or via bank wire.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege, without notice and regardless of size. Each fund reserves the right to discontinue offering any class of shares at any time, to liquidate any class of shares or merge any class of shares into another class of shares, or to cease investment operations entirely.
Shares of Transamerica International Small Cap Value are not available to new investors; only existing shareholders may purchase additional shares.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
Shares are purchased at the net asset value per share (“NAV”), without a sales charge.
By Check
•	Make your check payable and send to Transamerica Fund Services, Inc.
•	If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica fund(s) in which you wish to invest. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.
•	Redemption proceeds will be withheld for up to 10 calendar days from the date of purchase for funds to clear.
•	Transamerica Funds does not accept cash, money orders, traveler’s checks, credit card convenience checks, or starter checks without pre-printed information. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Funds. We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
By Automatic Investment Plan
•	With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.
By Telephone
•	You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website at www.transamerica.com for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.
Through an Authorized Dealer
•	If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.
By Internet
•	You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website at www.transamerica.com for information on how to establish an electronic bank link.
By Payroll Deduction
•	You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this option.
By Wire Transfer
•	You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:
State Street Bank and Trust Company, Boston, MA, ABA#011000028 Credit: Transamerica Funds Acct #00418533 Ref: Shareholder name, Transamerica fund and account numbers.
•	Shares will be purchased at the next determined public offering price after receipt of your wire if you have supplied all other required information.
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Other Information
If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.
Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order, including, but not limited to, any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer.
Selling Shares

Shares may be sold (or “redeemed”) on any day the New York Stock Exchange is open for business. Proceeds from the redemption of shares will normally be sent to redeeming shareholders within three business days after receipt of a redemption request in good order, but in any event within seven days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, Transamerica Funds may postpone payment under certain circumstances, such as when the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC or authorized by law.
If you have recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the fund is reasonably satisfied that the check or electronic funds transfer has cleared (which may take up to ten calendar days). This delay may be avoided if you purchase shares by Federal Funds wire or certified check.
Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee for all shareholders. Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee.
The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.
Shares are redeemed at NAV.
To request your redemption and receive payment:
Direct Deposit – ACH
•	You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.
Direct Deposit – Wire
•	You may request an expedited wire redemption in writing or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.
Check to Address of Record
•	Written Request – Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.
•	Telephone or Internet Request – You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.
Check to Another Party/Address
•	This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.
Systematic Withdrawal Plan (by Direct Deposit – ACH or Check)
•	You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP, or visit our website to obtain the appropriate form to complete.
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Through an Authorized Dealer
•	You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.
Your Request to Sell Your Shares and Receive Payment May Be Subject to:
•	The type of account you have and if there is more than one shareholder.
•	The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.
•	A written request and original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.
•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.
•	Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
•	Redemption proceeds will be withheld for up to 10 calendar days from the date of purchase for funds to clear.
•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged.
Please see additional information relating to original signature guarantee later in this prospectus.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.
Involuntary Redemptions
Each fund reserves the right, to the fullest extent permitted by law, to close your account if the account value falls below the fund’s minimum account balance, including solely due to declines in NAV, or you are deemed to engage in activities that are illegal (such as late trading), activity that is believed to be detrimental to the fund (such as market timing), or other potential criminal or fraudulent activity.
Exchanging Shares

Transamerica High Yield Bond and Transamerica US Growth Class I2 shareholders who received their shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund have no exchange privileges within Class I2.

In certain circumstances, shares of one class of a fund may be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information.
An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should consult your tax advisor before making an exchange.
Converting Shares
If you hold Class I2 shares and are eligible for purchase of Class I shares, you may be eligible to convert your Class I2 shares to Class I shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc., to permit or reject such a conversion. If you hold Class I shares and are eligible to purchase Class I2 shares, you may be eligible to convert Class I shares to Class I2 shares of the same fund, subject to certain conditions. Class I shares are not offered in this prospectus. Please contact your financial adviser or Customer Service for conversion requirements and instructions.
A conversion between share classes of the same fund is a nontaxable event.
If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.
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Features and Policies

Customer Service
Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamerica.com.
You may also send instructions by mail or by fax.
Uncashed Checks Issued on Your Account
If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the NAV next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the original funds that you held, for example, if a fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in Transamerica Government Money Market.
Minimum Dividend Check Amounts
To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.
Telephone Transactions
Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.
Retirement and ESA UMB Bank, N.A. Account Maintenance Fees
Retirement plan and Coverdell ESA UMB Bank, N.A. accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’ value per Social Security Number is more than $50,000.
Professional Fees
Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.
Signature Guarantee
An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. For certain requests, a notary may be accepted.
An original signature guarantee is typically required if any of the following is applicable:
•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.
•	You would like your redemption proceeds wired to a bank account other than a bank account of record.
•	You are adding or removing a shareholder from an account.
•	You are changing ownership of an account.
•	When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.
•	Transactions requiring supporting legal documentation.
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The funds reserve the right to require an original signature guarantee or a notary under other circumstances or to reject or delay a redemption on certain legal grounds.
An original signature guarantee or notary may be refused if any of the following is applicable:
•	It does not appear valid or in good form.
•	The transaction amount exceeds the surety bond limit of the signature guarantee.
•	The guarantee stamp has been reported as stolen, missing or counterfeit.
Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee with prior approval from Transamerica. Contact Transamerica for additional details.
Note:  For certain maintenance and non-financial requests, Transamerica Funds may require a Signature Validation Program Stamp for your protection. When an institution provides a Signature Validation Program Stamp, it assures Transamerica Funds that the signature and instructions are yours and that you have the authority to provide the instruction(s) contained within the request.
Electronic Signatures
Transamerica may accept electronic signatures in certain circumstances. Please contact Customer Service (1-888-233-4339) to see if you are eligible for this feature.
Paperless Legal Program
Transamerica may accept requests to transfer or redeem accounts having an original signature guarantee without the necessity to include additional legal documentation. The shareholder should contact their signature guarantor regarding all documentation that may be required to obtain an original signature guarantee.
E-Mail Communication
As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all account specific requests be submitted only via telephone, mail or fax.
Statements and Reports
Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of the prior year’s income dividends and capital gains distributions will be mailed to shareholders early each year.
Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.
Right to Terminate or Suspend Account Privileges
The fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the fund’s policy to detect and deter frequent purchases, redemptions and exchanges, the fund may review and consider the history of frequent trading activity in all accounts in the Transamerica Funds known to be under common ownership or control. The fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the fund determines, in the exercise of its discretion, has engaged in such trading activity.
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.
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The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.
However, because the shares of the funds may be sold to strategic asset allocation funds, other investors (including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts), and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents, the funds’ policies and procedures to discourage market timing or excessive trading are enforced by those entities, as appropriate, rather than the funds. In addition, transactions by certain institutional investors, such as asset allocators, wrap programs, other advisory programs and non-Transamerica fund of funds products, may be excepted by the funds’ Chief Compliance Officer from the transaction limit set forth in the funds’ policies and procedures.
Additional information about the strategic asset allocation funds’ policies and procedures are available in the prospectus of the strategic asset allocation funds. Furthermore, reallocations in the funds by a strategic asset allocation fund in furtherance of a fund’s investment objective are not considered to be market timing or excessive trading.
Orders to purchase, redeem or exchange shares forwarded by accounts maintained on behalf of institutional investors or insurers (for example, separate accounts of insurance companies) with respect to their accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these investors/insurers (or their accounts) may apply to transactions by persons who, in turn, invest through these investors/insurers (or through their accounts).
Additional Information
This prospectus and the SAI provide information concerning the funds that you should consider in determining whether to purchase shares of a fund. A fund may make changes to this information from time to time. Each fund’s investment objective may be changed by the Board without shareholder approval. Each fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the SAI.
A fund that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities suggested by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights of any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
The funds enter into contractual arrangements with various parties, including the funds’ investment manager, who provides services to the funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
To the extent authorized by law, the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for customers, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us. Individual states may have their own requirements. For more information regarding escheatment and unclaimed property in your state, ask your salesperson or visit your financial intermediary’s website.
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the funds until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the transaction amount (in dollars, shares or percentage terms); the names, fund and account number(s) and allocations to and/or from the fund accounts affected by the requested transaction; the signatures of all owners (exactly as registered on the account) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents and signature guarantees. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds
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to effect any purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. “Received” or receipt in good order generally means that everything necessary must be received by the funds, at our mailing address specified in this prospectus. We reserve the right to reject electronic transactions that do not meet our requirements.
Pricing of Shares

How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of all funds (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus any applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the Asset Allocation Funds are received and accepted. For purchases of shares of the Asset Allocation Funds through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Asset Allocation Funds.
For investments in separate accounts of insurance companies that invest in Class I2 shares of the funds, orders for Class I2 shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are
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converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
Distribution of Shares

Distributor
Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202 underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. TCI is an affiliate of the investment manager and the funds.
Other Distribution and Service Arrangements
TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.
TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of the funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, the funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.
TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to unaffiliated brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related distribution or shareholder servicing activities. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the funds.
Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or fund shareholders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a fund on a sales list or mutual fund trading platform, including a preferred or select sales list or trading platform, in other sales programs, or as an expense reimbursement or compensation in cases
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where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI, TAM and the other parties making these payments generally assess the advisability of continuing making these payments periodically.
These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation based on sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales for a particular period; (ii) as a percentage of gross or net assets under management; (iii) as a fixed or negotiated flat fee dollar amount; or (iv) based on a combination of any of these methods. These payments are made on a periodic basis, such as monthly or quarterly. During 2017, in general, payments calculated as a percentage of sales ranged from 10 basis points (0.10%) to 45 basis points (0.45%), payments calculated as a percentage of assets under management ranged from 3 basis point (0.03%) to 15 basis points (0.15%), and flat annual fees ranged from $50,000 to $500,000, which included at times payments for a series of meetings and/or events of other broker-dealers and banks.
As of December 31, 2017, TCI had revenue sharing agreements with approximately 50 brokers and other financial intermediaries. Some of the most significant intermediaries were: Ameriprise Financial Services, Inc.; AXA Advisors, LLC; Centaurus Financial, Inc.; Cetera Financial Group; Morgan Stanley Wealth Management; Hantz Financial Services, Inc.; LPL Financial; National Planning Holdings; Raymond James and Associates; Raymond James Financial Services; UBS Financial Services, Inc.; US Bancorp Investments, Inc.; and Wells Fargo Advisors, LLC. For the calendar year ended December 31, 2017, TCI paid approximately $29 million to various brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2018, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.
For the same period, TCI received revenue sharing payments totaling approximately $2.9 million from various financial services firms for their participation in functions, events and meetings sponsored by TCI. Some of the most significant firms were: American Century; American Funds; Aegon USA Investment Management, LLC; Barrow, Hanley, Mewhinney & Strauss, LLC; Belle Haven Investments L.P.; BlackRock Investment Management, LLC; Fidelity Investments; Franklin Templeton; Janus Capital Management LLC; JP Morgan Asset Management; Kayne Anderson Capital Advisors L.P.; Legg Mason Global Asset Allocation, LLC; MFS Investment Management; Milliman Financial Risk Management LLC; Morgan Stanley Investment Management; Morningstar Investment Management LLC; OppenheimerFunds, Inc.; Pacific Investment Management Company LLC; PineBridge Investments LLC; Pioneer Investments; RidgeWorth; Rockefeller & Co, Inc.; Schroder Investment Management; Systematic Financial Management L.P.; Thompson, Siegel & Walmsley LLC; Vanguard; and Wellington Management Company LLP.
As of December 31, 2017, TAM made revenue sharing payments to approximately six financial intermediaries with respect to the funds, the most sizeable of which were to TCI and Transamerica Retirement Solutions Corporation. For the same period, TAM did not receive any revenue sharing payments from financial services firms.
TAM also serves as investment manager to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates make revenue sharing payments to, or receive revenue sharing payments from, affiliates of certain underlying unaffiliated funds within Transamerica insurance products for the provision of services to investors and distribution activities. These amounts are in addition to any revenue sharing programs described above with respect to mutual fund distributors. A financial intermediary may receive both mutual fund-related and insurance-related revenue sharing payments.
In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)
As of the date of this prospectus, TAM has agreed to pay Universal Life Insurance Company (“Universal Life”) a fee equal, on an annual basis, to 0.25% of the average daily net assets attributable to investments by Universal Life’s separate accounts in the Class I2 shares of the funds for administrative and other services provided or procured by Universal Life in connection with such investments in the funds. Investors may be able to obtain more information about these arrangements from their financial intermediaries.
From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also, to the extent permitted by applicable law, pay non-cash compensation or revenue sharing to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) ad hoc sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law. TCI and TAM may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries. Such non-cash compensation is in addition to the overall revenue sharing arrangements described above.
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The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.
Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this prospectus and the SAI. A shareholder should ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates and fund sub-advisers to the extent the payments result in more assets being invested in the funds on which fees are being charged.
Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment manager or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.
Distributions and Taxes

Dividends and Distributions
Each fund intends to distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. Each fund generally pays any distributions of net capital gains annually.
Each fund generally pays any dividends from net investment income annually, except the following:
Fund	Pay quarterly dividends	Pay monthly dividends	Declare dividends daily and pay monthly
Transamerica Bond	X
Transamerica Core Bond		X
Transamerica Dividend Focused	X
Transamerica Emerging Markets Debt	X
Transamerica Flexible Income			X
Transamerica Global Real Estate Securities	X
Transamerica Government Money Market		X
Transamerica High Yield Bond			X
Transamerica High Yield Muni			X
Transamerica Intermediate Bond		X
Transamerica Intermediate Muni			X
Transamerica Large Cap Value	X
Transamerica MLP & Energy Income	X
Transamerica Multi-Managed Balanced	X
Transamerica Short-Term Bond			X
Transamerica Total Return		X
Transamerica Unconstrained Bond			X
If necessary, each fund may make distributions at other times as well.
Taxes on Distributions in General
A fund will not generally have to pay income tax on amounts it distributes to shareholders. Shareholders will generally be taxed on distributions (other than exempt-interest dividends paid by Transamerica High Yield Muni and Transamerica Intermediate Muni and any distributions treated as a return of capital), whether such distributions are paid in cash or reinvested in additional shares.
The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:
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•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains, generally at rates of up to 20%, regardless of how long the shareholders have held their shares.
•	Distributions reported as paid from a fund’s “qualified dividend income” may be taxable to shareholders as qualified dividend income at rates of up to 20%. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order for the shareholder to obtain the benefit of the tax rates applicable to qualified dividend income.
•	Distributions from tax-exempt interest income earned by Transamerica High Yield Muni and Transamerica Intermediate Muni, called “exempt-interest dividends,” are exempt from regular federal income tax and, in general, are not tax preference items for purposes of the federal alternative minimum tax (the “AMT”).
•	Distributions in excess of a fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss) that will be recognized on a subsequent sale or exchange of the shares.
•	Other distributions generally will be taxed at ordinary income tax rates.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends (other than exempt-interest dividends), interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
If a fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.
Each fund in which you invest will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of a fund shortly before it makes a taxable distribution (other than regular monthly distributions paid by Transamerica Short-Term Bond), the distribution will be generally taxable to you even though it may effectively represent a return of a portion of your investment. This is known as “buying a dividend.”
Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income, even if the distribution is wholly or in part attributable to exempt-interest dividends received by the tax-deferred account. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.
Taxes on the Sale or Exchange of Shares
If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.
Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.
Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.
Withholding Taxes
A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you (including exempt-interest dividends) if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (the “IRS”) that you are subject to backup withholding.
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The backup withholding rate is currently 24%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.
Non-Resident Alien Withholding
Dividends and certain other payments (but not distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. The 30% withholding described in this paragraph will not be imposed on any dividends reported as interest-related dividends or as short-term capital gain dividends. Each fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty.
If you are a Non-U.S. Person, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Additionally, those shareholders will need to provide an appropriate tax form (e.g., Form W-8BEN) and documentary evidence and letter of explanation.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions (but not distributions of exempt-interest dividends) payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a fund. More information is provided in the SAI of the funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the funds.
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Financial Highlights

The Financial Highlights tables are intended to help you understand a fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the fund’s financial statements, is included in the October 31, 2017 Annual Report, which is available to you upon request.
Information for Class I2 shares is not shown for Transamerica Global Equity and Transamerica Multi-Managed Balanced because the funds did not issue Class I2 shares as of October 31, 2017.
Financial highlights for Transamerica Intermediate Bond through December 31, 2016 are based on the historical financial highlights of Transamerica Partners Institutional Core Bond (the “predecessor fund”). For the periods prior to March 24, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Transamerica Mid Cap Growth through December 31, 2016 are based on the historical financial highlights of Transamerica Partners Institutional Mid Growth (the “predecessor fund”). For the periods prior to March 10, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Transamerica Small Cap Core through December 31, 2016 are based on the historical financial highlights of Transamerica Partners Institutional Small Core (the “predecessor fund”). For the periods prior to March 10, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Transamerica Small Cap Value through December 31, 2016 are based on the historical financial highlights of Transamerica Partners Institutional Small Value (the “predecessor fund”). For the periods prior to April 10, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
For a share outstanding during the years indicated:	Transamerica Bond
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.70	$9.89	$10.81	$10.60	$10.70
Investment operations:
Net investment income (loss)(A)	0.40	0.41 (B)	0.40	0.42	0.46
Net realized and unrealized gain (loss)	0.15	0.27	(0.54)	0.38	0.02
Total investment operations	0.55	0.68	(0.14)	0.80	0.48
Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.34)	(0.42)	(0.45)	(0.49)
Net realized gains	(0.41)	(0.53)	(0.36)	(0.14)	(0.09)
Total dividends and/or distributions to shareholders	(0.72)	(0.87)	(0.78)	(0.59)	(0.58)
Net asset value, end of year	$9.53	$9.70	$9.89	$10.81	$10.60
Total return	6.13%	7.80%	(1.31)%	7.77%	4.62%
Ratio and supplemental data:
Net assets end of year (000’s)	$203,166	$223,935	$777,767	$780,308	$857,807
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.73%	0.70%	0.70%	0.70%
Including waiver and/or reimbursement and recapture	0.71%	0.70% (B)	0.70%	0.70%	0.70%
Net investment income (loss) to average net assets	4.26%	4.39% (B)	3.93%	3.95%	4.28%
Portfolio turnover rate	43%	38%	46%	36%	54%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

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For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$17.43	$17.40	$16.88	$14.88	$10.80
Investment operations:
Net investment income (loss)(A)	(0.08)	(0.03) (B)	(0.06)	(0.03)	0.04
Net realized and unrealized gain (loss)	4.45	0.90	1.24	2.52	4.50
Total investment operations	4.37	0.87	1.18	2.49	4.54
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	–	(0.10)
Net realized gains	(4.54)	(0.84)	(0.66)	(0.49)	(0.36)
Total dividends and/or distributions to shareholders	(4.54)	(0.84)	(0.66)	(0.49)	(0.46)
Net asset value, end of year	$17.26	$17.43	$17.40	$16.88	$14.88
Total return	35.14%	5.25%	7.19%	17.05%	43.65%
Ratio and supplemental data:
Net assets end of year (000’s)	$230,981	$241,857	$1,039,343	$836,984	$509,700
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.81%	0.79%	0.81%	0.84%
Including waiver and/or reimbursement and recapture	0.85%	0.81% (B)	0.79%	0.81%	0.84%
Net investment income (loss) to average net assets	(0.56)%	(0.18)% (B)	(0.34)%	(0.20)%	0.32%
Portfolio turnover rate	66%	32%	24%	30%	29%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$17.45	$16.85	$16.26	$15.57
Investment operations:
Net investment income (loss)(B)	0.04	0.06 (C)	0.07	0.04
Net realized and unrealized gain (loss)	3.13	0.61	0.60	0.65
Total investment operations	3.17	0.67	0.67	0.69
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.07)	(0.04)	–
Net realized gains	(2.48)	–	(0.04)	–
Total dividends and/or distributions to shareholders	(2.61)	(0.07)	(0.08)	–
Net asset value, end of period/year	$18.01	$17.45	$16.85	$16.26
Total return	21.02%	4.02%	4.11%	4.43% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$190,788	$222,753	$390,712	$353,480
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.72%	0.73%	0.77% (E)
Including waiver and/or reimbursement and recapture	0.77%	0.72% (C)	0.73%	0.77% (E)
Net investment income (loss) to average net assets	0.27%	0.36% (C)	0.41%	0.42% (E)
Portfolio turnover rate	15%	83%	34%	18% (D)
(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

312

For a share outstanding during the years indicated:	Transamerica Core Bond
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.15	$10.02	$10.16	$10.32	$10.86
Investment operations:
Net investment income (loss) (A)	0.26	0.24 (B)	0.27	0.30	0.32
Net realized and unrealized gain (loss)	(0.15)	0.16	(0.03)	0.12	(0.41)
Total investment operations	0.11	0.40	0.24	0.42	(0.09)
Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.27)	(0.30)	(0.39)	(0.41)
Net realized gains	–	–	(0.08)	(0.19)	(0.04)
Total dividends and/or distributions to shareholders	(0.29)	(0.27)	(0.38)	(0.58)	(0.45)
Net asset value, end of year	$9.97	$10.15	$10.02	$10.16	$10.32
Total return	1.11%	4.03%	2.44%	4.26%	(0.89)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,309,829	$1,267,278	$930,168	$824,328	$1,133,793
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.49%	0.49%	0.52%	0.51%	0.50%
Including waiver and/or reimbursement and recapture	0.49% (C)	0.48% (B)	0.52%	0.51%	0.50%
Net investment income (loss) to average net assets	2.60%	2.40% (B)	2.65%	2.99%	2.99%
Portfolio turnover rate	29%	22%	17%	14%	3%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Developing Markets Equity
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.91	$9.19	$12.24	$12.19	$11.99
Investment operations:
Net investment income (loss) (A)	0.05	0.02 (B)	0.04	0.04	0.04
Net realized and unrealized gain (loss)	2.23	0.70	(2.25)	0.28	1.28
Total investment operations	2.28	0.72	(2.21)	0.32	1.32
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	–	(0.01)	(0.02)	(0.04)
Net realized gains	–	–	(0.83)	(0.25)	(1.08)
Return of capital	–	–	(0.00) (C)	–	–
Total dividends and/or distributions to shareholders	(0.01)	–	(0.84)	(0.27)	(1.12)
Net asset value, end of year	$12.18	$9.91	$9.19	$12.24	$12.19
Total return	23.04%	7.83%	(18.83)%	2.79%	11.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,199,129	$1,009,399	$371,003	$963,173	$610,896
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.26%	1.29%	1.38%	1.32%	1.36%
Including waiver and/or reimbursement and recapture	1.26%	1.27% (B)	1.38%	1.32%	1.36%
Net investment income (loss) to average net assets	0.47%	0.26% (B)	0.42%	0.37%	0.32%
Portfolio turnover rate	44%	27%	52%	57%	42%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

313

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$11.15	$12.75	$13.36	$11.98	$10.00
Investment operations:
Net investment income (loss)(B)	0.23	0.26 (C)	0.26	0.24	0.17
Net realized and unrealized gain (loss)	1.92	0.23	(0.18)	1.48	1.97
Total investment operations	2.15	0.49	0.08	1.72	2.14
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.26)	(0.26)	(0.24)	(0.16)
Net realized gains	(1.50)	(1.83)	(0.43)	(0.10)	–
Total dividends and/or distributions to shareholders	(1.77)	(2.09)	(0.69)	(0.34)	(0.16)
Net asset value, end of period/year	$11.53	$11.15	$12.75	$13.36	$11.98
Total return	20.67%	4.57%	0.52%	14.56%	21.49% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$576,947	$672,378	$852,448	$1,402,739	$1,023,268
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.70%	0.71%	0.70%	0.71% (E)
Including waiver and/or reimbursement and recapture	0.74%	0.70% (C)	0.71%	0.70%	0.71% (E)
Net investment income (loss) to average net assets	2.07%	2.31% (C)	1.98%	1.88%	1.91% (E)
Portfolio turnover rate	14%	54%	15%	21%	23% (D)
(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.52	$9.72	$10.78	$10.85	$11.56
Investment operations:
Net investment income (loss)(A)	0.62	0.65 (B)	0.64	0.66	0.61
Net realized and unrealized gain (loss)	0.36	0.51	(1.26)	(0.10)	(0.56)
Total investment operations	0.98	1.16	(0.62)	0.56	0.05
Dividends and/or distributions to shareholders:
Net investment income	(0.55)	(0.33)	(0.44)	(0.63)	(0.51)
Net realized gains	–	–	–	–	(0.25)
Return of capital	–	(0.03)	–	–	–
Total dividends and/or distributions to shareholders	(0.55)	(0.36)	(0.44)	(0.63)	(0.76)
Net asset value, end of year	$10.95	$10.52	$9.72	$10.78	$10.85
Total return	9.44%	12.25%	(5.86)%	5.39%	0.33%
Ratio and supplemental data:
Net assets end of year (000’s)	$214,450	$169,122	$60,406	$143,512	$339,967
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.72%	0.70%	0.71%	0.69%
Including waiver and/or reimbursement and recapture	0.72%	0.72% (B)	0.70%	0.71%	0.69%
Net investment income (loss) to average net assets	5.83%	6.48% (B)	6.29%	6.16%	5.38%
Portfolio turnover rate	247%	257%	237%	321%	326%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

314

For a share outstanding during the years indicated:	Transamerica Emerging Markets Equity
	Class I2
	October 31, 2017	October 31, 2016	October 31,2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$8.89	$8.56	$10.30	$10.44	$9.44
Investment operations:
Net investment income (loss)(A)	0.13	0.12 (B)	0.12	0.15	0.16
Net realized and unrealized gain (loss)	2.24	0.33	(1.72)	(0.16)	0.88
Total investment operations	2.37	0.45	(1.60)	(0.01)	1.04
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.12)	(0.14)	(0.13)	(0.04)
Net asset value, end of year	$11.08	$8.89	$8.56	$10.30	$10.44
Total return	27.35%	5.41%	(15.74)%	(0.02)%	11.09%
Ratio and supplemental data:
Net assets end of year (000’s)	$217,617	$146,458	$270,402	$241,658	$220,261
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.17%	1.19%	1.14%	1.17%	1.15%
Including waiver and/or reimbursement and recapture	1.17%	1.18% (B)	1.14%	1.17%	1.15%
Net investment income (loss) to average net assets	1.37%	1.46% (B)	1.26%	1.44%	1.66%
Portfolio turnover rate	49%	61%	89%	69%	63%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Event Driven
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015(A)
Net asset value, beginning of period/year	$9.83	$9.66	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.16	0.15 (D)	(0.03) (E)
Net realized and unrealized gain (loss)	0.48	0.04 (F)	(0.31) (E)
Total investment operations	0.64	0.19	(0.34)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.02)	–
Net asset value, end of period/year	$10.31	$9.83	$9.66
Total return	6.55%	1.98%	(3.30)% (G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$90,175	$97,399	$125,039
Expenses to average net assets(H)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.76%	2.57%	2.96% (E),(I)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.62%	2.53% (D)	2.77% (E),(I)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees from borrowings from securities sold short	1.45%	1.73% (D)	1.66% (I)
Net investment income (loss) to average net assets(C)	1.55%	1.62% (D)	(0.44)% (E),(I)
Portfolio turnover rate(J)	633%	579%	305% (G)
(A)	Commenced operations on March 31, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short ratio, Expenses to average net assets including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short ratio and Net investment income (loss) to average net assets ratio would have been 0.00% higher, 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Reclassified fees for borrowings from securities sold short from net realized gain (loss) to expenses. Please reference the Reclassification section of the Notes to Financial Statements for additional information.
(F)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(G)	Not annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
315

(I)	Annualized.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.32	$9.23	$9.48	$9.40	$9.38
Investment operations:
Net investment income (loss)(A)	0.37	0.39 (B)	0.32	0.31	0.44
Net realized and unrealized gain (loss)	0.06	0.07	(0.24)	0.09	0.05
Total investment operations	0.43	0.46	0.08	0.40	0.49
Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.37)	(0.33)	(0.32)	(0.47)
Net asset value, end of year	$9.36	$9.32	$9.23	$9.48	$9.40
Total return	4.65%	5.17%	0.83%	4.35%	5.35%
Ratio and supplemental data:
Net assets end of year (000’s)	$118,738	$137,246	$355,272	$540,719	$56,421
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.56%	0.55%	0.51%	0.52%	0.58%
Including waiver and/or reimbursement and recapture	0.56%	0.53% (B)	0.51%	0.52%	0.58%
Net investment income (loss) to average net assets	3.99%	4.23% (B)	3.40%	3.26%	4.65%
Portfolio turnover rate	34%	47%	27%	26%	32%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of year	$9.95	$9.82	$9.92	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.41	0.42 (D)	0.38	0.34
Net realized and unrealized gain (loss)	0.03	0.13	(0.09)	(0.10)
Total investment operations	0.44	0.55	0.29	0.24
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.42)	(0.38)	(0.32)
Net realized gains	–	–	(0.01)	–
Total dividends and/or distributions to shareholders	(0.42)	(0.42)	(0.39)	(0.32)
Net asset value, end of year	$9.97	$9.95	$9.82	$9.92
Total return	4.45%	5.81%	2.99%	2.47%
Ratio and supplemental data:
Net assets end of year (000’s)	$512,061	$374,908	$336,546	$213,481
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%	0.77%	0.87%
Including waiver and/or reimbursement and recapture	0.75%	0.75% (D),(F)	0.80%	0.80%
Net investment income (loss) to average net assets(C)	4.12%	4.32% (D)	3.79%	3.37%
Portfolio turnover rate(G)	55%	50%	41%	73%
(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

316

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$11.14	$11.15	$11.08	$10.96	$9.22
Investment operations:
Net investment income (loss)(A)	0.08	0.08 (B)	0.05 (C)	0.18 (C)	0.11 (C)
Net realized and unrealized gain (loss)	2.64	(0.09)	0.02	0.10	1.73
Total investment operations	2.72	(0.01)	0.07	0.28	1.84
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	–	–	(0.16)	(0.10)
Net asset value, end of year	$13.58	$11.14	$11.15	$11.08	$10.96
Total return(D)	24.92%	(0.09)%	0.63%	2.54%	20.08%
Ratio and supplemental data:
Net assets end of year (000’s)	$42,264	$39,699	$48,311	$56,663	$82,534
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.49%	1.39%	1.36% (E)	0.75% (E)	0.69% (E)
Including waiver and/or reimbursement and recapture	1.35%	1.34% (B)	1.35% (E)	0.74% (E)	0.69% (E)
Net investment income (loss) to average net assets	0.68%	0.74% (B)	0.46% (C)	1.64% (C)	1.09% (C)
Portfolio turnover rate	38%	63%	51% (F)	150% (F)	18% (F)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Global Multifactor Macro
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015(A)
Net asset value, beginning of period/year	$9.77	$10.06	$10.00
Investment operations:
Net investment income (loss) (B),(C)	(0.09)	(0.13) (D)	(0.10)
Net realized and unrealized gain (loss)	(0.37)	0.23	0.16
Total investment operations	(0.46)	0.10	0.06
Dividends and/or distributions to shareholders:
Net investment income	–	(0.39)	–
Net realized gains	(0.33)	–	–
Total dividends and/or distributions to shareholders	(0.33)	(0.39)	–
Net asset value, end of period/year	$8.98	$9.77	$10.06
Total return	(5.09)%	1.01%	0.60% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$124,357	$166,685	$222,239
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	2.49%	2.22%	1.93% (G)
Including waiver and/or reimbursement and recapture	1.50%	1.50% (D)	1.50% (G)
Net investment income (loss) to average net assets (C)	(0.96)%	(1.36)% (D)	(1.49)% (G)
Portfolio turnover rate (H)	–%	–%	–% (E)
(A)	Commenced operations on March 3, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

317

For a share outstanding during the years indicated:	Transamerica Global Real Estate Securities
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$13.84	$14.26	$14.42	$13.34	$12.88
Investment operations:
Net investment income (loss) (A)	0.19	0.30 (B)	0.22	0.24	0.24
Net realized and unrealized gain (loss)	0.51	(0.39)	(0.06)	1.15	1.21
Total investment operations	0.70	(0.09)	0.16	1.39	1.45
Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.33)	(0.32)	(0.31)	(0.99)
Net asset value, end of year	$14.07	$13.84	$14.26	$14.42	$13.34
Total return	5.26%	(0.65)%	1.13%	10.61%	11.76%
Ratio and supplemental data:
Net assets end of year (000’s)	$27,333	$38,432	$51,635	$56,478	$69,274
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.44%	1.22%	1.15%	1.11%	0.99%
Including waiver and/or reimbursement and recapture	1.44%	1.16% (B)	1.15%	1.11%	0.99%
Net investment income (loss) to average net assets	1.39%	2.12% (B)	1.52%	1.73%	1.82%
Portfolio turnover rate	109%	52%	49%	60%	50%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was 0.01 to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.06% higher and 0.06% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(A)	0.00 (B)	0.00 (B),(C)	0.00 (B)	0.00 (B)	0.00 (B)
Total investment operations	0.00 (B)	0.00 (B)	0.00 (B)	0.00 (B)	0.00 (B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00) (B)	(0.00) (B)	(0.00) (B)	(0.00) (B)	(0.00) (B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.01%	0.02%	0.01%	0.04%
Ratio and supplemental data:
Net assets end of year (000’s)	$7,850	$11,954	$35,245	$31,522	$130,531
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.43%	0.48%	0.54%	0.53%	0.49%
Including waiver and/or reimbursement and recapture(D)	0.79%	0.43% (C)	0.26%	0.21%	0.21%
Net investment income (loss) to average net assets	0.01%	0.01% (C)	0.01%	0.02%	0.03%
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

318

For a share outstanding during the years indicated:	Transamerica Growth
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$13.02	$15.06	$16.18	$15.89	$13.42
Investment operations:
Net investment income (loss)(A)	(0.00) (B)	0.00 (B),(C)	(0.01)	(0.01)	0.03
Net realized and unrealized gain (loss)	3.41	(0.15)	1.69	2.50	3.90
Total investment operations	3.41	(0.15)	1.68	2.49	3.93
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	–	–	(0.00) (B)	(0.04)
Net realized gains	(2.57)	(1.89)	(2.80)	(2.20)	(1.42)
Total dividends and/or distributions to shareholders	(2.58)	(1.89)	(2.80)	(2.20)	(1.46)
Net asset value, end of year	$13.85	$13.02	$15.06	$16.18	$15.89
Total return	32.38%	(1.13)%	12.30%	17.17%	32.38%
Ratio and supplemental data:
Net assets end of year (000’s)	$344,218	$369,391	$516,868	$529,426	$573,545
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.85%	0.84%	0.84%	0.84%
Including waiver and/or reimbursement and recapture	0.87%	0.84% (C)	0.84%	0.84%	0.84%
Net investment income (loss) to average net assets	(0.02)%	0.01% (C)	(0.07)%	(0.06)%	0.20%
Portfolio turnover rate	50%	36%	33%	31%	41%
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.15	$9.05	$9.77	$9.84	$9.67
Investment operations:
Net investment income (loss)(A)	0.53	0.53 (B)	0.52	0.53	0.57
Net realized and unrealized gain (loss)	0.29	0.10	(0.60)	0.06	0.19
Total investment operations	0.82	0.63	(0.08)	0.59	0.76
Dividends and/or distributions to shareholders:
Net investment income	(0.54)	(0.53)	(0.52)	(0.53)	(0.59)
Net realized gains	–	–	(0.12)	(0.13)	–
Total dividends and/or distributions to shareholders	(0.54)	(0.53)	(0.64)	(0.66)	(0.59)
Net asset value, end of year	$9.43	$9.15	$9.05	$9.77	$9.84
Total return	9.05%	7.43%	(0.84)%	6.16%	8.03%
Ratio and supplemental data:
Net assets end of year (000’s)	$858,441	$958,137	$788,225	$806,431	$566,100
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%	0.63%	0.64%	0.65%	0.67%
Including waiver and/or reimbursement and recapture	0.63%	0.62% (B)	0.64%	0.65%	0.67%
Net investment income (loss) to average net assets	5.65%	6.01% (B)	5.51%	5.43%	5.83%
Portfolio turnover rate	39%	49%	61%	48%	64%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

319

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class I2
	October 31, 2017	October 31, 2016(A)
Net asset value, beginning of period/year	$11.89	$12.10
Investment operations:
Net investment income (loss)(B)(C)	0.37	0.03
Net realized and unrealized gain (loss)	(0.11)	(0.21) (D)
Total investment operations	0.26	(0.18)
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.03)
Net realized gains	(0.16)	–
Total dividends and/or distributions to shareholders	(0.53)	(0.03)
Net asset value, end of period/year	$11.62	$11.89
Total return	2.44%	(1.47)% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$10
Expenses to average net assets(F)	0.72%	0.66% (G)
Net investment income (loss) to average net assets(C)	3.21%	3.22% (G)
Portfolio turnover rate(H)	115%	61%
(A)	Commenced operations on September 30, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$10.05	$9.60	$9.96	$10.00
Investment operations:
Net investment income (loss)(B)	0.17	0.10 (C)	0.02	0.14
Net realized and unrealized gain (loss)	(0.02)	0.35	(0.34)	(0.01)
Total investment operations	0.15	0.45	(0.32)	0.13
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	–	(0.02)	(0.17)
Net realized gains	–	–	(0.01)	–
Return of capital	–	–	(0.01)	–
Total dividends and/or distributions to shareholders	(0.15)	–	(0.04)	(0.17)
Net asset value, end of period/year	$10.05	$10.05	$9.60	$9.96
Total return	1.53%	4.69%	(3.19)%	1.26% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$171,965	$178,853	$234,802	$245,715
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%	0.68%	0.66%	0.72% (E)
Including waiver and/or reimbursement and recapture	0.70%	0.67% (C)	0.66%	0.72% (E)
Net investment income (loss) to average net assets	1.67%	0.99% (C)	0.21%	2.11% (E)
Portfolio turnover rate	41%	39%	35%	57% (D)
(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

320

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$10.03	$10.04	$10.32	$10.10	$10.62	$10.50
Investment operations:
Net investment income (loss)(D)	0.17	0.22	0.21	0.24	0.25	0.29
Net realized and unrealized gain (loss)	0.21	0.10	(0.18)	0.37	(0.38)	0.52
Total investment operations	0.38	0.32	0.03	0.61	(0.13)	0.81
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.24)	(0.23)	(0.27)	(0.36)	(0.35)
Net realized gains	–	(0.09)	(0.08)	0.12	(0.03)	(0.34)
Return of capital	–	–	–	–	(0.00) (E)	–
Total dividends and/or distributions to shareholders	(0.19)	(0.33)	(0.31)	(0.39)	(0.39)	(0.69)
Net asset value, end of period/year	$10.22	$10.03	$10.04	$10.32	$10.10	$10.62
Total return	3.75% (F)	3.21%	0.21%	5.99%	(1.22)%	7.97%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$291,565	$317,150	$373,605	$410,662	$400,409	$445,634
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68% (G)	0.71%	0.71%	0.72%	0.72%	0.73%
Including waiver and/or reimbursement and recapture	0.65% (G)	0.63% (H)	0.65%	0.65%	0.65%	0.65%
Net investment income (loss) to average net assets	1.99% (G)	2.08%	1.99%	2.32%	2.39%	2.78%
Portfolio turnover rate	22% (F)	50%	46%	184%	200%	297%
(A)	Transamerica Partners Institutional Core Bond reorganized into the Fund on March 24, 2017. Prior to March 24, 2017, information provided reflects Transamerica Partners Institutional Core Bond, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 24, 2017, the Fund underwent a 1.06-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 24, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Annualized.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Intermediate Bond
Class I2
October 31, 2017(A)
Net asset value, beginning of period	$10.08
Investment operations:
Net investment income (loss)(B)	0.14
Net realized and unrealized gain (loss)	0.14
Total investment operations	0.28
Dividends and/or distributions to shareholders:
Net investment income	(0.16)
Net asset value, end of period	$10.20
Total return	2.92% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$2,058,090
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.43% (D)
Including waiver and/or reimbursement and recapture	0.43% (D)
Net investment income (loss) to average net assets	2.29% (D)
Portfolio turnover rate	22%
(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

321

For a share outstanding during the period and year indicated:	Transamerica Intermediate Muni
	Class I2
	October 31, 2017	October 31, 2016(A)
Net asset value, beginning of period/year	$11.62	$11.78
Investment operations:
Net investment income (loss)(B)(C)	0.25	0.02
Net realized and unrealized gain (loss)	(0.09)	(0.16) (D)
Total investment operations	0.16	(0.14)
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.02)
Net realized gains	(0.07)	–
Total dividends and/or distributions to shareholders	(0.32)	(0.02)
Net asset value, end of period/year	$11.46	$11.62
Total return	1.49%	(1.18)% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$10
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	0.48%	0.48% (G)
Including waiver and/or reimbursement and recapture	0.48%	0.48% (G)
Net investment income (loss) to average net assets(C)	2.20%	2.02% (G)
Portfolio turnover rate(H)	55%	34%
(A)	Commenced operations on September 30, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$16.75	$17.62	$17.81	$18.60	$14.65
Investment operations:
Net investment income (loss)(A)	0.52	0.37 (B)	0.41	0.52	0.43
Net realized and unrealized gain (loss)	2.63	(0.79)	(0.00) (C)	(0.54)	3.79
Total investment operations	3.15	(0.42)	0.41	(0.02)	4.22
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.36)	(0.32)	(0.38)	(0.27)
Net realized gains	(0.04)	(0.09)	(0.28)	(0.39)	–
Total dividends and/or distributions to shareholders	(0.32)	(0.45)	(0.60)	(0.77)	(0.27)
Net asset value, end of year	$19.58	$16.75	$17.62	$17.81	$18.60
Total return	19.23%	(2.38)%	2.40%	(0.07)%	29.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,298,782	$1,704,610	$573,806	$595,742	$279,652
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.81%	0.83%	0.85%	0.91%
Including waiver and/or reimbursement and recapture	0.79%	0.80% (B)	0.83%	0.85%	0.91%
Net investment income (loss) to average net assets	2.87%	2.27% (B)	2.28%	2.83%	2.63%
Portfolio turnover rate	22%	19%	21%	19%	34%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

322

For a share outstanding during the years indicated:	Transamerica International Growth
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$7.27	$7.80	$8.51	$8.65	$7.42
Investment operations:
Net investment income (loss) (A)	0.11	0.11 (B)	0.13	0.13	0.11
Net realized and unrealized gain (loss)	1.72	(0.40)	(0.08)	(0.13)	1.58
Total investment operations	1.83	(0.29)	0.05	–	1.69
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.08)	(0.15)	(0.06)	(0.17)
Net realized gains	–	(0.16)	(0.61)	(0.08)	(0.29)
Total dividends and/or distributions to shareholders	(0.08)	(0.24)	(0.76)	(0.14)	(0.46)
Net asset value, end of year	$9.02	$7.27	$7.80	$8.51	$8.65
Total return	25.45%	(3.75)%	0.74%	0.05%	23.72%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,368,414	$1,164,016	$675,208	$564,135	$248,015
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%	0.97%	1.00%	1.00%	1.02%
Including waiver and/or reimbursement and recapture	0.95%	0.96% (B)	1.00%	1.00%	1.02%
Net investment income (loss) to average net assets	1.36%	1.52% (B)	1.58%	1.53%	1.44%
Portfolio turnover rate	15%	15%	39%	39%	19%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica International Small Cap
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.16	$9.84	$9.96	$10.07	$7.90
Investment operations:
Net investment income (loss) (A)	0.07	0.11 (B)	0.11	0.13	0.13
Net realized and unrealized gain (loss)	1.52	(0.16) (C)	0.46	(0.02)	2.21
Total investment operations	1.59	(0.05)	0.57	0.11	2.34
Dividends and/or distributions to shareholders:
Net investment income	(0.58)	(0.22)	(0.13)	(0.15)	(0.17)
Net realized gains	(3.31)	(0.41)	(0.56)	(0.07)	–
Total dividends and/or distributions to shareholders	(3.89)	(0.63)	(0.69)	(0.22)	(0.17)
Net asset value, end of year	$6.86	$9.16	$9.84	$9.96	$10.07
Total return	32.49%	(0.58)%	6.35%	1.08%	30.12%
Ratio and supplemental data:
Net assets end of year (000’s)	$153,285	$109,783	$879,476	$861,838	$436,299
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.40%	1.17%	1.13%	1.15%	1.20%
Including waiver and/or reimbursement and recapture	1.27%	1.16% (B)	1.13%	1.15%	1.20%
Net investment income (loss) to average net assets	1.15%	1.15% (B)	1.15%	1.29%	1.52%
Portfolio turnover rate	40%	17%	36%	34%	34%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

323

For a share outstanding during the period and years indicated:	Transamerica International Small Cap Value
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$11.42	$12.43	$11.82	$12.25	$10.00
Investment operations:
Net investment income (loss)(B)	0.19	0.27 (C)	0.22	0.24	0.24
Net realized and unrealized gain (loss)	2.42	(0.56)	0.66	(0.43)	2.01
Total investment operations	2.61	(0.29)	0.88	(0.19)	2.25
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.30)	(0.18)	(0.15)	–
Net realized gains	(0.08)	(0.42)	(0.09)	(0.09)	–
Total dividends and/or distributions to shareholders	(0.33)	(0.72)	(0.27)	(0.24)	–
Net asset value, end of period/year	$13.70	$11.42	$12.43	$11.82	$12.25
Total return	23.58%	(2.38)%	7.73%	(1.66)%	22.50% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$525,571	$440,438	$598,764	$533,058	$207,569
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.02%	1.02%	1.05%	1.12% (E)
Including waiver and/or reimbursement and recapture	1.02%	1.01% (C)	1.02%	1.05%	1.12% (E)
Net investment income (loss) to average net assets	1.56%	2.36% (C)	1.84%	1.91%	2.63% (E)
Portfolio turnover rate	25%	20%	26%	21%	23% (D)
(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.42	$12.76	$13.34	$14.27	$11.80
Investment operations:
Net investment income (loss)(A)	0.19	0.19 (B)	0.20	0.21	0.24
Net realized and unrealized gain (loss)	2.28	0.98	0.56	1.39	3.12
Total investment operations	2.47	1.17	0.76	1.60	3.36
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.19)	(0.20)	(0.21)	(0.25)
Net realized gains	(1.05)	(1.32)	(1.14)	(2.32)	(0.64)
Total dividends and/or distributions to shareholders	(1.26)	(1.51)	(1.34)	(2.53)	(0.89)
Net asset value, end of year	$13.63	$12.42	$12.76	$13.34	$14.27
Total return	20.66%	10.25%	5.90%	12.53%	30.25%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,899,205	$1,898,665	$1,818,476	$1,739,472	$1,505,170
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.69%	0.68%	0.69%	0.69%
Including waiver and/or reimbursement and recapture	0.69%	0.68% (B)	0.68%	0.69%	0.69%
Net investment income (loss) to average net assets	1.44%	1.60% (B)	1.58%	1.59%	1.89%
Portfolio turnover rate	128%	127%	129%	87%	121%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

324

For a share outstanding during the years indicated:	Transamerica Long/Short Strategy
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$6.02	$9.18	$9.56	$8.80	$8.16
Investment operations:
Net investment income (loss) (A)	(0.12)	(0.15) (B)	(0.14) (C)	(0.15) (C)	(0.15) (C)
Net realized and unrealized gain (loss)	0.92	0.09 (D)	(0.12) (C)	0.91 (C)	0.79 (C)
Total investment operations	0.80	(0.06)	(0.26)	0.76	0.64
Dividends and/or distributions to shareholders:
Net investment income	–	(0.08)	–	–	–
Net realized gains	(0.04)	(3.02)	(0.12)	–	–
Total dividends and/or distributions to shareholders	(0.04)	(3.10)	(0.12)	–	–
Net asset value, end of year	$6.78	$6.02	$9.18	$9.56	$8.80
Total return	13.32%	(0.73)%	(2.81)%	8.64%	7.84%
Ratio and supplemental data:
Net assets end of year (000’s)	$17,731	$14,328	$35,474	$160,910	$122,388
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	4.03%	3.67%	3.42% (C)	3.46% (C)	3.72% (C)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	3.89%	3.55% (B)	3.42% (C)	3.46% (C)	3.72% (C)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short	1.59%	1.49% (B)	1.42%	1.37%	1.42%
Net investment income (loss) to average net assets	(1.82)%	(2.24)% (B)	(1.50)% (C)	(1.65)% (C)	(1.70)% (C)
Portfolio turnover rate	915%	955%	1,158%	339%	280%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was $0.01. The Expenses to average net assets including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short ratio, Expenses to average net assets including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short ratio and Net investment income (loss) to average net assets ratio would have been 0.10% higher, 0.10% higher and 0.10% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Reclassified fees for borrowings from securities sold short from net realized gain (loss) to expenses. Please reference the Reclassification section of the Notes to Financial Statements for additional information.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

For a share outstanding during the years indicated:	Transamerica Managed Futures Strategy
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$8.47	$11.06	$10.28	$10.10	$9.36
Investment operations:
Net investment income (loss) (A),(B)	(0.06)	(0.10) (C)	(0.15)	(0.14)	(0.13)
Net realized and unrealized gain (loss)	(0.55)	(0.37)	1.46	0.64	0.87
Total investment operations	(0.61)	(0.47)	1.31	0.50	0.74
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(1.11)	(0.08)	(0.04)	–
Net realized gains	–	(1.01)	(0.45)	(0.28)	–
Return of capital	(0.08)	–	–	–	–
Total dividends and/or distributions to shareholders	(0.09)	(2.12)	(0.53)	(0.32)	–
Net asset value, end of year	$7.77	$8.47	$11.06	$10.28	$10.10
Total return	(7.22)%	(5.00)%	12.89%	4.97%	7.91%
Ratio and supplemental data:
Net assets end of year (000’s)	$160,881	$202,184	$325,631	$413,887	$441,775
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	2.29%	2.02%	1.68%	1.68%	1.57%
Including waiver and/or reimbursement and recapture	1.45%	1.44% (C)	1.42%	1.42%	1.32%
Net investment income (loss) to average net assets (B)	(0.72)%	(1.13)% (C)	(1.37)%	(1.39)%	(1.30)%
Portfolio turnover rate (E)	–%	–%	–%	–%	–%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the
325

reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$12.70	$12.50	$15.44	$16.72	$16.25	$14.29
Investment operations:
Net investment income (loss)(D)	0.01	(0.01)	(0.05)	0.06	(0.04)	(0.01)
Net realized and unrealized gain (loss)	1.92	1.48	(0.24)	1.16	4.73	1.97
Total investment operations	1.93	1.47	(0.29)	1.22	4.69	1.96
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	(0.07)	–	–
Net realized gains	(0.33)	(1.27)	(2.65)	(2.34)	(4.22)	–
Return of capital	–	–	–	(0.09)	–	–
Net asset value, end of period/year	$14.30	$12.70	$12.50	$15.44	$16.72	$16.25
Total return	15.34% (E)	12.13%	(1.60)%	7.83%	30.10%	13.70%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10,232	$16,767	$17,075	$22,686	$33,879	$37,985
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20% (F)	1.36%	1.22%	1.24%	1.18%	1.19%
Including waiver and/or reimbursement and recapture	0.98% (F),(G)	0.95% (H)	0.95%	0.95%	0.95%	0.95%
Net investment income (loss) to average net assets	0.13% (F)	(0.09)%	(0.31)%	0.34%	(0.21)%	(0.09)%
Portfolio turnover rate	30% (E)	79%	70%	60%	234%	178%
(A)	Transamerica Partners Institutional Mid Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Mid Growth, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 0.84-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

326

For a share outstanding during the period indicated:	Transamerica Mid Cap Growth
Class I2
October 31, 2017(A)
Net asset value, beginning of year	$13.24
Investment operations:
Net investment income (loss)(B)	0.03
Net realized and unrealized gain (loss)	1.04
Total investment operations	1.07
Net asset value, end of year	$14.31
Total return	8.08% (C)
Ratio and supplemental data:
Net assets end of year (000’s)	$155,629
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87% (D)
Including waiver and/or reimbursement and recapture	0.87% (D)
Net investment income (loss) to average net assets	0.35% (D)
Portfolio turnover rate	30% (C)
(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica Mid Cap Value
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$15.60	$15.95	$17.77	$16.58	$13.03
Investment operations:
Net investment income (loss) (A)	0.14	0.13 (B)	0.17	0.12	0.16
Net realized and unrealized gain (loss)	2.44	0.64	0.57	2.29	3.54
Total investment operations	2.58	0.77	0.74	2.41	3.70
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.13)	(0.17)	(0.15)	(0.15)
Net realized gains	(1.01)	(0.99)	(2.39)	(1.07)	–
Total dividends and/or distributions to shareholders	(1.16)	(1.12)	(2.56)	(1.22)	(0.15)
Net asset value, end of year	$17.02	$15.60	$15.95	$17.77	$16.58
Total return	17.08%	5.24%	3.96%	15.36%	28.70%
Ratio and supplemental data:
Net assets end of year (000’s)	$215,915	$260,300	$271,303	$271,912	$251,409
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%	0.89%	0.88%	0.89%	0.89%
Including waiver and/or reimbursement and recapture	0.89%	0.88% (B)	0.88%	0.89%	0.89%
Net investment income (loss) to average net assets	0.84%	0.84% (B)	1.02%	0.73%	1.07%
Portfolio turnover rate	11%	23%	14%	44%	23%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

327

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$11.87	$11.41	$10.69	$10.00
Investment operations:
Net investment income (loss)(B)	0.11	0.15 (C)	0.16	0.09
Net realized and unrealized gain (loss)	0.95	0.74	0.67	0.69
Total investment operations	1.06	0.89	0.83	0.78
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.16)	(0.04)	(0.09)
Net realized gains	(0.84)	(0.27)	(0.07)	–
Total dividends and/or distributions to shareholders	(0.98)	(0.43)	(0.11)	(0.09)
Net asset value, end of period/year	$11.95	$11.87	$11.41	$10.69
Total return	9.09%	8.12%	7.80%	7.86% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$298,655	$323,275	$465,775	$166,170
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.74%	0.74%	0.86% (E)
Including waiver and/or reimbursement and recapture	0.76%	0.74% (C)	0.74%	0.86% (E)
Net investment income (loss) to average net assets	0.92%	1.37% (C)	1.42%	1.71% (E)
Portfolio turnover rate	76%	95%	31%	23% (D)
(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$7.60	$7.95	$11.63	$10.28	$10.00
Investment operations:
Net investment income (loss)(B)	0.17	0.25 (C)	0.33	0.31	0.12
Net realized and unrealized gain (loss)	0.05	(0.31) (D)	(3.62)	1.40	0.22
Total investment operations	0.22	(0.06)	(3.29)	1.71	0.34
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.29)	(0.10)	(0.31)	(0.06)
Net realized gains	–	–	(0.07)	(0.05)	–
Return of capital	(0.12)	–	(0.22)	–	–
Total dividends and/or distributions to shareholders	(0.44)	(0.29)	(0.39)	(0.36)	(0.06)
Net asset value, end of period/year	$7.38	$7.60	$7.95	$11.63	$10.28
Total return	2.70%	(0.45)%	(28.84)%	16.79%	3.42% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$209,277	$268,516	$346,050	$463,787	$206,668
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%	1.16%	1.14%	1.17%	1.29% (F)
Including waiver and/or reimbursement and recapture	1.19%	1.15% (C)	1.14%	1.17%	1.29% (F)
Net investment income (loss) to average net assets	2.18%	3.69% (C)	3.26%	2.73%	2.29% (F)
Portfolio turnover rate	41%	79%	67%	46%	28% (E)
(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

328

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$7.92	$9.76	$12.10	$11.41	$8.68
Investment operations:
Net investment income (loss)(A)	0.03	0.01 (B)	(0.05)	0.02	0.03
Net realized and unrealized gain (loss)	1.48	(1.02)	(1.06)	1.12	2.87
Total investment operations	1.51	(1.01)	(1.11)	1.14	2.90
Dividends and/or distributions to shareholders:
Net investment income	(0.02)	–	(0.01)	–	(0.09)
Net realized gains	(1.45)	(0.83)	(1.22)	(0.45)	(0.08)
Total dividends and/or distributions to shareholders	(1.47)	(0.83)	(1.23)	(0.45)	(0.17)
Net asset value, end of year	$7.96	$7.92	$9.76	$12.10	$11.41
Total return	21.90%	(11.56)%	(10.05)%	10.16%	34.04%
Ratio and supplemental data:
Net assets end of year (000’s)	$139,215	$164,552	$312,108	$593,507	$529,348
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.81%	0.83%	0.83%	0.84%
Including waiver and/or reimbursement and recapture	0.78%	0.78% (B)	0.83%	0.83%	0.84%
Net investment income (loss) to average net assets	0.33%	0.15% (B)	(0.43)%	0.14%	0.32%
Portfolio turnover rate	16%	101%	27%	53%	45%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$24.88	$24.86	$25.61	$24.23	$22.15
Investment operations:
Net investment income (loss)(A)	0.28	0.25 (B)	0.24	0.24 (C)	0.23 (C)
Net realized and unrealized gain (loss)	3.15	0.61	0.41	2.57	2.88
Total investment operations	3.43	0.86	0.65	2.81	3.11
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.26)	(0.25)	(0.31)	(0.25)
Net realized gains	(0.09)	(0.58)	(1.15)	(1.12)	(0.78)
Total dividends and/or distributions to shareholders	(0.41)	(0.84)	(1.40)	(1.43)	(1.03)
Net asset value, end of year	$27.90	$24.88	$24.86	$25.61	$24.23
Total return(D)	13.89%	3.57%	2.58%	12.11%	14.61%
Ratio and supplemental data:
Net assets end of year (000’s)	$573,224	$406,606	$210,457	$174,817	$152,382
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.10%	1.14%	1.23% (E)	1.36% (E)
Including waiver and/or reimbursement and recapture	1.03%	1.08% (B)	1.14%	1.23% (E)	1.36% (E)
Net investment income (loss) to average net assets	1.07%	1.04% (B)	0.97%	1.00% (C)	0.99% (C)
Portfolio turnover rate	39%	35%	39%	102% (F)	126% (F)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

329

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.04	$10.01	$10.18	$10.27	$10.32
Investment operations:
Net investment income (loss)(A)	0.22	0.22 (B)	0.23	0.24	0.28
Net realized and unrealized gain (loss)	0.01	0.06	(0.14)	(0.02)	0.01
Total investment operations	0.23	0.28	0.09	0.22	0.29
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.22)	(0.24)	(0.25)	(0.29)
Net realized gains	–	–	(0.02)	(0.06)	(0.05)
Return of capital	–	(0.03)	–	–	–
Total dividends and/or distributions to shareholders	(0.23)	(0.25)	(0.26)	(0.31)	(0.34)
Net asset value, end of year	$10.04	$10.04	$10.01	$10.18	$10.27
Total return	2.31%	2.81%	0.91%	2.18%	2.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$427,397	$282,016	$1,223,002	$1,400,475	$1,561,883
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.54%	0.54%	0.53%	0.53%	0.53%
Including waiver and/or reimbursement and recapture	0.54%	0.54% (B)	0.53%	0.53%	0.53%
Net investment income (loss) to average net assets	2.15%	2.21% (B)	2.25%	2.37%	2.71%
Portfolio turnover rate	52%	45%	66%	52%	73%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Core(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.53	$9.45	$10.57	$10.25	$7.73	$6.79
Investment operations:
Net investment income (loss)(D)	0.04	0.08	0.08	0.08	0.04	0.06
Net realized and unrealized gain (loss)	0.22	2.08	(1.11)	0.32	2.52	0.94
Total investment operations	0.26	2.16	(1.03)	0.40	2.56	1.00
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.08)	(0.09)	(0.08)	(0.04)	(0.06)
Net asset value, end of period/year	$11.78	$11.53	$9.45	$10.57	$10.25	$7.73
Total return	2.27% (E)	23.08%	(9.72)%	3.94%	33.23%	14.84%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$8,970	$14,540	$12,719	$27,550	$30,567	$32,600
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.30% (F)	1.50%	1.32%	1.28%	1.27%	1.31%
Including waiver and/or reimbursement and recapture	1.11% (F),(G)	1.07% (H)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	0.34% (F)	0.80%	0.82%	0.78%	0.46%	0.85%
Portfolio turnover rate	53% (E)	122%	132%	148%	195%	59%
(A)	Transamerica Partners Institutional Small Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Small Core, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 1.44-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
330

(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Small Cap Core
Class I2
October 31, 2017(A)
Net asset value, beginning of period	$11.40
Investment operations:
Net investment income (loss)(B)	0.05
Net realized and unrealized gain (loss)	0.34
Total investment operations	0.39
Net asset value, end of period	$11.79
Total return	3.42% (C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$29,564
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85% (D)
Including waiver and/or reimbursement and recapture	0.93% (D)
Net investment income (loss) to average net assets	0.63% (D)
Portfolio turnover rate	53% (C)
(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.36	$12.99	$12.97	$12.41	$9.39
Investment operations:
Net investment income (loss)(A)	(0.04)	(0.04) (B)	0.01	(0.05)	(0.04)
Net realized and unrealized gain (loss)	2.48	0.47	1.06	0.61	3.07
Total investment operations	2.44	0.43	1.07	0.56	3.03
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	(0.00) (C)	(0.01)
Net realized gains	(7.62)	(1.06)	(1.05)	–	–
Total dividends and/or distributions to shareholders	(7.62)	(1.06)	(1.05)	(0.00) (C)	(0.01)
Net asset value, end of year	$7.18	$12.36	$12.99	$12.97	$12.41
Total return	26.63%	3.71%	8.78%	4.51%	32.32%
Ratio and supplemental data:
Net assets end of year (000’s)	$47,690	$53,790	$539,006	$528,891	$562,770
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	0.92%	0.89%	0.89%	0.90%
Including waiver and/or reimbursement and recapture	1.09%	0.91% (B)	0.89%	0.89%	0.91%
Net investment income (loss) to average net assets	(0.57)%	(0.32)% (B)	0.07%	(0.41)%	(0.33)%
Portfolio turnover rate	80%	43%	60%	73%	74%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

331

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.25	$9.52	$10.23	$9.62	$7.24	$6.31
Investment operations:
Net investment income (loss)(D)	0.01	0.06	0.07	0.07	0.03	0.08
Net realized and unrealized gain (loss)	0.76	1.75	(0.72)	0.61	2.42	0.91
Total investment operations	0.77	1.81	(0.65)	0.68	2.45	0.99
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.08)	(0.06)	(0.07)	(0.07)	(0.06)
Net asset value, end of period/year	$12.01	$11.25	$9.52	$10.23	$9.62	$7.24
Total return	6.85% (E)	19.24%	(6.33)%	7.08%	33.88%	15.81%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$345	$7,065	$6,709	$8,537	$11,948	$13,475
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.06% (F)	1.72%	1.73%	1.67%	1.41%	1.47%
Including waiver and/or reimbursement and recapture	1.17% (F),(G)	1.11% (G),(H)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	0.06% (F)	0.67%	0.73%	0.73%	0.31%	1.22%
Portfolio turnover rate	35% (E)	89%	133%	18%	16%	15%
(A)	Transamerica Partners Institutional Small Value reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Small Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 2.16-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Small Cap Value
Class I2
October 31, 2017(A)
Net asset value, beginning of period	$11.15
Investment operations:
Net investment income (loss)(B)	0.03
Net realized and unrealized gain (loss)	0.86
Total investment operations	0.89
Net asset value, end of period	$12.04
Total return	7.89% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$255,161
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93% (D)
Including waiver and/or reimbursement and recapture	0.93% (D)
Net investment income (loss) to average net assets	0.55% (D)
Portfolio turnover rate	35% (C)
(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

332

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$25.88	$26.95	$29.68	$29.78	$22.41
Investment operations:
Net investment income (loss)(A)	0.15	0.36 (B)	0.18	0.20	0.25
Net realized and unrealized gain (loss)	6.12	0.90	0.03	2.25	7.34
Total investment operations	6.27	1.26	0.21	2.45	7.59
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.16)	(0.18)	(0.23)	(0.22)
Net realized gains	(1.36)	(2.17)	(2.76)	(2.32)	–
Total dividends and/or distributions to shareholders	(1.70)	(2.33)	(2.94)	(2.55)	(0.22)
Net asset value, end of year	$30.45	$25.88	$26.95	$29.68	$29.78
Total return	24.80%	5.18%	0.57%	8.63%	34.14%
Ratio and supplemental data:
Net assets end of year (000’s)	$20,628	$18,082	$19,012	$22,282	$21,692
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.88%	0.86%	0.85%	0.87%
Including waiver and/or reimbursement and recapture	0.84%	0.87% (B)	0.86%	0.85%	0.87%
Net investment income (loss) to average net assets	0.51%	1.46% (B)	0.66%	0.68%	0.96%
Portfolio turnover rate	104%	74%	68%	96%	97%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Strategic High Income
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$9.62	$9.89	$10.30	$10.00
Investment operations:
Net investment income (loss)(B)	0.40	0.09 (C),(D)	0.42 (C)	0.26 (C)
Net realized and unrealized gain (loss)	0.90	0.04	(0.44)	0.25
Total investment operations	1.30	0.13	(0.02)	0.51
Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.36)	(0.28)	(0.21)
Net realized gains	–	(0.04)	(0.11)	–
Total dividends and/or distributions to shareholders	(0.40)	(0.40)	(0.39)	(0.21)
Net asset value, end of period/year	$10.52	$9.62	$9.89	$10.30
Total return	13.70%	1.38%	(0.28)%	5.14% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$0 (F)	$0 (F)	$22,618
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.00% (G),(H)	1.00% (G)	1.13% (G),(I)
Including waiver and/or reimbursement and recapture	0.96% (J)	0.00% (D),(G)(H)	0.95% (G)	0.95% (G),(I)
Net investment income (loss) to average net assets	3.94%	0.96% (C),(D)	4.02% (C)	3.82% (C),(I)
Portfolio turnover rate	79%	51% (K)	77% (K)	61% (E),(K)
(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Rounds to less than $1,000.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Rounds to less than 0.01% or (0.01)%.
(I)	Annualized.
(J)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
333

(K)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Total Return
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.43	$10.46	$10.65	$10.51	$10.89
Investment operations:
Net investment income (loss) (A)	0.22	0.24 (B)	0.19	0.14	0.16
Net realized and unrealized gain (loss)	0.06	0.23	(0.02)	0.14	(0.27)
Total investment operations	0.28	0.47	0.17	0.28	(0.11)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.31)	(0.18)	(0.14)	(0.16)
Net realized gains	(0.27)	(0.19)	(0.18)	–	(0.10)
Return of capital	–	–	–	–	(0.01)
Total dividends and/or distributions to shareholders	(0.43)	(0.50)	(0.36)	(0.14)	(0.27)
Net asset value, end of year	$10.28	$10.43	$10.46	$10.65	$10.51
Total return	2.87%	4.70%	1.62%	2.69%	(1.07)%
Ratio and supplemental data:
Net assets end of year (000’s)	$625,067	$556,626	$608,634	$1,075,042	$946,120
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.78%	0.79%	0.73%	0.74%
Including waiver and/or reimbursement and recapture	0.76%	0.76% (B)	0.79%	0.73%	0.74%
Net investment income (loss) to average net assets	2.13%	2.35% (B)	1.78%	1.30%	1.50%
Portfolio turnover rate	84% (C)	31% (C)	62% (C)	178% (C)	221%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Excludes sale-buyback transactions.

For a share outstanding during the period and years indicated:	Transamerica Unconstrained Bond
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015(A)
Net asset value, beginning of period/year	$9.91	$9.83	$10.00
Investment operations:
Net investment income (loss)(B)	0.27	0.43 (C)	0.27
Net realized and unrealized gain (loss)	0.35	0.03	(0.17)
Total investment operations	0.62	0.46	0.10
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.38)	(0.27)
Net asset value, end of period/year	$10.20	$9.91	$9.83
Total return	6.32%	4.87%	0.99% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$266,887	$219,009	$202,883
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.84%	0.94% (E)
Including waiver and/or reimbursement and recapture	0.81%	0.84% (C)	0.94% (E)
Net investment income (loss) to average net assets	2.70%	4.40% (C)	3.04% (E)
Portfolio turnover rate	87%	141%	95% (D)
(A)	Commenced operations on December 8, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

334

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$17.13	$17.72	$19.48	$17.17	$13.59
Investment operations:
Net investment income (loss)(A)	0.09	0.08 (B)	0.08	0.12	0.16
Net realized and unrealized gain (loss)	4.31	(0.18)	1.98	2.42	3.54
Total investment operations	4.40	(0.10)	2.06	2.54	3.70
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.08)	(0.12)	(0.23)	(0.12)
Net realized gains	(0.37)	(0.41)	(3.70)	–	–
Total dividends and/or distributions to shareholders	(0.46)	(0.49)	(3.82)	(0.23)	(0.12)
Net asset value, end of year	$21.07	$17.13	$17.72	$19.48	$17.17
Total return	26.29%	(0.53)%	12.10%	14.91%	27.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$230,952	$258,722	$361,470	$370,161	$555,040
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.74%	0.73%	0.77%	0.79%
Including waiver and/or reimbursement and recapture	0.75%	0.72% (B)	0.73%	0.77%	0.79%
Net investment income (loss) to average net assets	0.50%	0.48% (B)	0.47%	0.66%	1.08%
Portfolio turnover rate	35%	34%	38%	111%	55%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
335

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Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.
Transamerica Funds
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service: 1-888-233-4339
Shareholder inquiries and transaction requests should be mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945
ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information dated March 1, 2018, as may be further supplemented or revised from time to time, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus.
Information about the funds (including the Statement of Additional Information) has been filed with and is available from the SEC, and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520. Reports and other information about the funds are also available on the SEC’s Internet site at http://www.sec.gov.
To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about the funds, call or write to Transamerica Funds at the phone number or address above or visit Transamerica Funds website at www.transamerica.com. In the Transamerica Funds annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year. Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders.
Each fund’s current net asset value per share is available on our website at www.transamerica.com.
www.transamerica.com
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.
The Investment Company Act File Number for Transamerica Funds is 811-04556.

Transamerica Funds
Prospectus March 1, 2018
Fund | Ticker	Class R Ticker	Class R4 Ticker	Class I3 Ticker
Transamerica Asset Allocation Intermediate Horizon	TAARX	TAAFX	-
Transamerica Asset Allocation Long Horizon	TALRX	TALFX	-
Transamerica Asset Allocation Short Horizon	TSHRX	TSHFX	-
Transamerica Balanced II	TBLRX	TBLFX	TBLTX
Transamerica Government Money Market[1]	-	TFGXX	TGTXX
Transamerica High Quality Bond	TBDRX	TBDFX	TBDTX
Transamerica High Yield Bond	TAHRX	TAHFX	TAHTX
Transamerica Inflation-Protected Securities	TPRRX	TPRFX	TPRTX
Transamerica Intermediate Bond	TMBRX	TMBFX	TMBTX
Transamerica International Equity	TRWRX	TRWFX	TRWTX
Transamerica International Growth	TIGSX	TIGFX	-
Transamerica Large Core	TLARX	TLAFX	TLATX
Transamerica Large Growth	TGWRX	TGWFX	TGWTX
Transamerica Large Value Opportunities	TLORX	TLOFX	TLOTX
Transamerica Mid Cap Growth	TMIRX	TMIFX	TMITX
Transamerica Mid Cap Value Opportunities	TOTRX	TOTFX	TOTTX
Transamerica Small Cap Core	TCCRX	TCCFX	TCCTX
Transamerica Small Cap Growth	TSPRX	TSPFX	TSPTX
Transamerica Small Cap Value	TRSLX	TSLFX	TSLTX

Each of the funds listed above is a series of Transamerica Funds. Each fund with “–” listed above indicates that share class is not currently offered.
1
Class R2: TGRXX

Neither the U.S. Securities and Exchange Commission nor U.S. Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
MPCA0318

Transamerica Asset Allocation Intermediate Horizon

Investment Objective: Seeks to achieve long-term returns from a combination of investment income and capital appreciation with slightly less than average volatility as compared to other balanced funds.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	0.50%	0.25%
Other expenses	0.00%	0.01%
Acquired fund fees and expenses	0.54%	0.54%
Total annual fund operating expenses	1.16%	0.92%
Fee waiver and/or expense reimbursement[1]	0.02%	0.03%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[2]	1.14%	0.89%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.60% for Class R shares and 0.35% for Class R4 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$116	$366	$636	$1,407
Class R4	$ 91	$290	$506	$1,129
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

For the period beginning May 19, 2017 and ending October 31, 2017, the portfolio turnover rate for the fund was 26% of the average value of its portfolio.
Principal Investment Strategies: Transamerica Asset Allocation Intermediate Horizon invests in a combination of Transamerica Funds (“underlying funds”). Transamerica Asset Management, Inc. (the “Investment Manager”) selects the combination and amount of underlying funds to invest in based on the fund’s investment objective.
The following chart shows approximately how much of the assets of the fund are invested in underlying bond, stock and money market funds. These allocations reflect the Investment Manager’s present strategy for asset allocation during normal market conditions, and may be changed at any time without notice to shareholders and without shareholder approval. In the short-term, actual asset allocations may vary due to short-term changes in cash flows caused by purchases and redemptions in the fund.
	Normal Approximate Allocations
	Bond Funds	Stock Funds	Money Market Fund
Intermediate Horizon	49.8%	50%	0.2%
The underlying bond funds normally invest principally in fixed income securities, the underlying stock funds normally invest principally in equity securities, and the underlying money market fund, Transamerica Government Money Market, normally invests principally in U.S. government securities and/or repurchase agreements collateralized by U.S. government securities. In attempting to respond to adverse market or other conditions or to process a large purchase or redemption within the fund, the Investment Manager may allocate assets of the fund without limit to the underlying money market fund.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests.
The fund may be a significant shareholder in certain underlying funds.
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Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Asset Allocation – The Investment Manager allocates the fund's assets among various asset classes and underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
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Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The fund is subject to the risk that the Investment Manager’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the Investment Manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the Investment Manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the Investment Manager’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the Investment Manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Investment Manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
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The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Funds – When the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. See “Appendix A – Asset Allocation Funds” in this prospectus for additional information regarding each underlying fund.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares
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or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser to an underlying fund believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The fund acquired the assets and assumed the liabilities of four Transamerica Partners asset allocation funds, including Transamerica Institutional Asset Allocation - Intermediate Horizon (the “predecessor fund”), on May 19, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
The past performance shown below is for Class R4 shares. Although Class R shares would have similar annual returns as Class R4 shares because the classes are invested in the same combination and amount of underlying funds, the returns for Class R shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class R shares will be included in a future prospectus after the class has been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	06/30/2009	11.57%
Worst Quarter:	12/31/2008	-12.87%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				09/11/2000
Return before taxes	11.72%	7.13%	4.97%
Return after taxes on distributions	11.00%	6.26%	4.03%
Return after taxes on distributions and sale of fund shares	6.73%	5.16%	3.48%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
Transamerica Asset Allocation Intermediate Horizon Blended Benchmark (reflects no deduction for fees, expenses or taxes)	12.32%	7.77%	5.80%
The blended benchmark consists of the following: 38% Russell 3000® Index1, 24% Bloomberg Barclays US Aggregate Bond Index, 12% MSCI World Index ex-U.S., 10% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 8% BofA Merrill Lynch 1-3 Year U.S. Treasury Index, 6% BofA Merrill Lynch High Yield Master II Index and 2% Citigroup 3-Month Treasury Bill Index. Prior to February 1, 2008, the blended benchmark was comprised of 42% Russell 3000® Equity Index, 30% Bloomberg Barclays US Aggregate Bond Index, 15% BofA Merrill Lynch 1-3 Year U.S. Treasury Index, 8% MSCI World Index ex-U.S. and 5% BofA Merrill Lynch High Yield Master II Index. The returns of these blended benchmarks have been linked.
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Managers:
Christopher A. Staples, CFA	Lead Portfolio Manager	since 2016[1]
Kane Cotton, CFA	Associate Portfolio Manager	since 2016[2]
Sean Serrell, CFA	Associate Portfolio Manager	since 2018
1 Lead Portfolio Manager of the predecessor fund since 2007
2 Associate Portfolio Manager of the predecessor fund since 2014
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application.
The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Asset Allocation Long Horizon

Investment Objective: Seeks to provide long-term returns from growth of capital and growth of income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	0.50%	0.25%
Other expenses	0.00%	0.01%
Acquired fund fees and expenses	0.66%	0.66%
Total annual fund operating expenses	1.28%	1.04%
Fee waiver and/or expense reimbursement[1]	0.02%	0.03%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[2]	1.26%	1.01%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.60% for Class R shares and 0.35% for Class R4 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$128	$404	$700	$1,543
Class R4	$103	$328	$571	$1,268
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

For the period beginning May 19, 2017 and ending October 31, 2017, the portfolio turnover rate for the fund was 35% of the average value of its portfolio.
Principal Investment Strategies: Transamerica Asset Allocation Long Horizon invests in a combination of Transamerica Funds (“underlying funds”). Transamerica Asset Management, Inc. (the “Investment Manager”) selects the combination and amount of underlying funds to invest in based on the fund’s investment objective.
The following chart shows approximately how much of the assets of the fund are invested in underlying bond, stock and money market funds. These allocations reflect the Investment Manager’s present strategy for asset allocation during normal market conditions, and may be changed at any time without notice to shareholders and without shareholder approval. In the short-term, actual asset allocations may vary due to short-term changes in cash flows caused by purchases and redemptions in the fund.
	Normal Approximate Allocations
	Bond Funds	Stock Funds	Money Market Fund
Long Horizon	9.8%	90%	0.2%
The underlying bond funds normally invest principally in fixed income securities, the underlying stock funds normally invest principally in equity securities, and the underlying money market fund, Transamerica Government Money Market, normally invests principally in U.S. government securities and/or repurchase agreements collateralized by U.S. government securities. In attempting to respond to adverse market or other conditions or to process a large purchase or redemption within the fund, the Investment Manager may allocate assets of the fund without limit to the underlying money market fund.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests.
The fund may be a significant shareholder in certain underlying funds.
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Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Asset Allocation – The Investment Manager allocates the fund's assets among various asset classes and underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
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Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The fund is subject to the risk that the Investment Manager’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the Investment Manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the Investment Manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the Investment Manager’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the Investment Manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Investment Manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
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The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Funds – When the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. See “Appendix A – Asset Allocation Funds” in this prospectus for additional information regarding each underlying fund.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares
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or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser to an underlying fund believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The fund acquired the assets and assumed the liabilities of four Transamerica Partners asset allocation funds, including Transamerica Institutional Asset Allocation - Long Horizon (the “predecessor fund”), on May 19, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
The past performance shown below is for Class R4 shares. Although Class R shares would have similar annual returns as Class R4 shares because the classes are invested in the same combination and amount of underlying funds, the returns for Class R shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class R shares will be included in a future prospectus after the class has been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	06/30/2009	16.03%
Worst Quarter:	12/31/2008	-21.99%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				09/11/2000
Return before taxes	18.48%	11.01%	5.17%
Return after taxes on distributions	17.96%	10.32%	4.55%
Return after taxes on distributions and sale of fund shares	10.68%	8.41%	3.81%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Transamerica Asset Allocation Long Horizon Blended Benchmark (reflects no deduction for fees, expenses or taxes)	20.17%	12.40%	6.82%
The blended benchmark consists of the following: 66% Russell 3000® Index1, 24% MSCI World Index ex-U.S., 4% Bloomberg Barclays US Aggregate Bond Index, 2% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 2% Citigroup 3-Month Treasury Bill Index and 2% BofA Merrill Lynch High Yield Master II Index. Prior to February 1, 2008, the blended benchmark was comprised of 76% Russell 3000® Index, 14% MSCI World Index ex-U.S., 6% Bloomberg Barclays US Aggregate Bond Index, 3% BofA Merrill Lynch 1-3 Year U.S. Treasury Index and 1% BofA Merrill Lynch High Yield Master II Index. The returns of these blended benchmarks have been linked.
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
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Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Manager:
Christopher A. Staples, CFA	Lead Portfolio Manager	since 2016[1]
Kane Cotton, CFA	Associate Portfolio Manager	since 2016[2]
Sean Serrell, CFA	Associate Portfolio Manager	since 2018
1 Lead Portfolio Manager of the predecessor fund since 2007
2 Associate Portfolio Manager of the predecessor fund since 2014
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Asset Allocation Short Horizon

Investment Objective: Seeks to provide a high level of income and preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	0.50%	0.25%
Other expenses	0.00%	0.01%
Acquired fund fees and expenses	0.45%	0.45%
Total annual fund operating expenses	1.07%	0.83%
Fee waiver and/or expense reimbursement[1]	0.02%	0.03%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[2]	1.05%	0.80%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.60% for Class R shares and 0.35% for Class R4 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$107	$338	$588	$1,304
Class R4	$ 82	$262	$458	$1,023
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

For the period beginning May 19, 2017 and ending October 31, 2017, the portfolio turnover rate for the fund was 22% of the average value of its portfolio.
Principal Investment Strategies: Transamerica Asset Allocation Short Horizon invests in a combination of Transamerica Funds (“underlying funds”). Transamerica Asset Management, Inc. (the “Investment Manager”) selects the combination and amount of underlying funds to invest in based on the fund’s investment objective.
The following chart shows approximately how much of the assets of the fund are invested in underlying bond, stock and money market funds. These allocations reflect the Investment Manager’s present strategy for asset allocation during normal market conditions, and may be changed at any time without notice to shareholders and without shareholder approval. In the short-term, actual asset allocations may vary due to short-term changes in cash flows caused by purchases and redemptions in the fund.
	Normal Approximate Allocations
	Bond Funds	Stock Funds	Money Market Fund
Short Horizon	89.8%	10%	0.2%
The underlying bond funds normally invest principally in fixed income securities, the underlying stock funds normally invest principally in equity securities, and the underlying money market fund, Transamerica Government Money Market, normally invests principally in U.S. government securities and/or repurchase agreements collateralized by U.S. government securities. In attempting to respond to adverse market or other conditions or to process a large purchase or redemption within the fund, the Investment Manager may allocate assets of the fund without limit to the underlying money market fund.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests.
The fund may be a significant shareholder in certain underlying funds.
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Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Asset Allocation – The Investment Manager allocates the fund's assets among various asset classes and underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
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Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The fund is subject to the risk that the Investment Manager’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the Investment Manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the Investment Manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the Investment Manager’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the Investment Manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Investment Manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
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The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Funds – When the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. See “Appendix A – Asset Allocation Funds” in this prospectus for additional information regarding each underlying fund.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares
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or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser to an underlying fund believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The fund acquired the assets and assumed the liabilities of two Transamerica Partners asset allocation funds, including Transamerica Institutional Asset Allocation - Short Horizon (the “predecessor fund”), on May 19, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
The past performance shown below is for Class R4 shares. Although Class R shares would have similar annual returns as Class R4 shares because the classes are invested in the same combination and amount of underlying funds, the returns for Class R shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class R shares will be included in a future prospectus after the class has been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	06/30/2009	6.88%
Worst Quarter:	09/30/2008	-4.81%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				09/11/2000
Return before taxes	5.20%	2.92%	4.22%
Return after taxes on distributions	4.22%	1.82%	2.92%
Return after taxes on distributions and sale of fund shares	2.96%	1.73%	2.73%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
Transamerica Asset Allocation Short Horizon Blended Benchmark (reflects no deduction for fees, expenses or taxes)	4.97%	3.07%	4.28%
The blended benchmark consists of the following: 46% Bloomberg Barclays US Aggregate Bond Index, 17% BofA Merrill Lynch 1-3 Year U.S. Treasury Index, 15% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 10% BofA Merrill Lynch High Yield Master II Index, 8% Russell 3000® Index1, 2% MSCI World Index ex-U.S. and 2% Citigroup 3-Month Treasury Bill Index. Prior to February 1, 2008, the blended benchmark was comprised of 54% Bloomberg Barclays US Aggregate Bond Index, 27% BofA Merrill Lynch 1-3 Year U.S. Treasury Index, 9% BofA Merrill Lynch HighYield Master II Index, 9% Russell 3000® Index and 1% MSCI World Index ex-U.S. The returns of these blended benchmarks have been linked.
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those
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shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Managers:
Christopher A. Staples, CFA	Lead Portfolio Manager	since 2016[1]
Kane Cotton, CFA	Associate Portfolio Manager	since 2016[2]
Sean Serrell, CFA	Associate Portfolio Manager	since 2018
1 Lead Portfolio Manager of the predecessor fund since 2007
2 Associate Portfolio Manager of the predecessor fund since 2014
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Balanced II

Investment Objective: Seeks to provide a high total investment return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4	I3
Management fees	0.48%	0.48%	0.48%
Distribution and service (12b-1) fees	0.50%	0.25%	None
Other expenses	0.17%	0.18% [1]	0.18%
Total annual fund operating expenses	1.15%	0.91%	0.66%
Fee waiver and/or expense reimbursement[2]	0.05%	0.16%	0.16%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.10%	0.75%	0.50%
1	Other expenses are based on estimates for the current fiscal year.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.10% for Class R shares, 0.75% for Class R4 shares and 0.50% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$112	$360	$628	$1,393
Class R4	$ 77	$274	$488	$1,105
Class I3	$ 51	$195	$352	$ 807
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

For the period beginning September 15, 2017 and ending October 31, 2017, the portfolio turnover rate for the fund was 40% of the average value of its portfolio.
Principal Investment Strategies: The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund.
The fund varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities). The fund’s investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub- adviser and rebalances the allocation periodically to maintain these approximate allocations.
•	Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium- capitalization U.S. companies. The fund may invest in foreign companies. The equity sub- adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®.
•	Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial
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mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed- income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund's sub- adviser.
In managing the fund's fixed- income component, the fixed- income sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s qualitative “top down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the fixed-income sub- adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined approach to determine sector, security, yield curve positioning, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in
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the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
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Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United
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Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.
Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
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Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The fund acquired the assets and assumed the liabilities of two Transamerica Partners funds, including Transamerica Partners Balanced (the “predecessor fund”), on September 15, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R shares of the fund. The performance of Class R shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R shares.
The past performance shown below is for Class R shares. Although Class I3 shares would have similar annual returns as Class R shares because the classes are invested in the same portfolio of securities, the returns for Class I3 shares will differ from Class R shares to the extent that the classes have different expenses. Performance information for Class I3 shares will be included in a future prospectus after the class has been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to July 9, 2010, different sub-advisers managed the predecessor fund and used different investment strategies. The performance set forth prior to that date is attributable to those previous sub-advisers.
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Prior to May 1, 2014, the predecessor fund had a different fixed-income sub-adviser and used different investment strategies for the predecessor fund’s fixed-income component. The performance set forth for the period between July 9, 2010 and April 30, 2014 is partly attributable to that previous fixed-income sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class R
	Quarter Ended	Return
Best Quarter:	06/30/2009	13.49%
Worst Quarter:	12/31/2008	-14.11%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R				07/05/1994
Return before taxes	13.64%	9.69%	6.43%
Return after taxes on distributions	10.65%	8.48%	5.41%
Return after taxes on distributions and sale of fund shares	9.39%	7.29%	4.73%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2016[1]
Tyler A. Knight, CFA	Portfolio Manager	since 2016[1]
Sivakumar N. Rajan	Portfolio Manager	since 2017
Doug Weih, CFA	Portfolio Manager	since 2016[2]
Brian W. Westhoff, CFA	Portfolio Manager	since 2016[2]

Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Steven G. Lee	Portfolio Manager	since 2016[2]
Tim Snyder, CFA	Portfolio Manager	since 2016[3]
Raffaele Zingone, CFA	Portfolio Manager	since 2016[4]
1 Portfolio Manager of the predecessor fund since 2015
2 Portfolio Manager of the predecessor fund since 2014
3 Portfolio Manager of the predecessor fund since 2013
4 Portfolio Manager of the predecessor fund since 2010
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application.
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The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class R shares of the fund are available only to the shareholders of Transamerica Partners Balanced at the time of the reorganization into the fund. Class I3 shares of the fund are only available to shareholders of Transamerica Partners Balanced Portfolio at the time of the reorganization into the fund. Class R4 shares of the fund are not currently available for purchase.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Government Money Market

Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R2	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R2	R4	I3
Management fees[1]	0.25%	0.25%	0.25%
Distribution and service (12b-1) fees	0.25%	0.25%	None
Other expenses	0.41%	0.15%	0.15%
Total annual fund operating expenses	0.91%	0.65%	0.40%
Fee waiver and/or expense reimbursement[2]	0.11%	0.15%	0.10%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.80%	0.50%	0.30%
1	Management fees have been restated to reflect a reduction in contractual management fees effective October 13, 2017.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.80% for Class R2 shares, 0.50% for Class R4 shares and 0.30% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R2	$82	$279	$493	$1,109
Class R4	$51	$193	$347	$ 796
	1 year	3 years	5 years	10 years
Class I3	$31	$118	$214	$495
Principal Investment Strategies: The fund is a government money market fund. The fund seeks to maintain a stable net asset value of $1.00 per share by investing in:
•	High-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
•	repurchase agreements that are fully collateralized by U.S. government securities or cash; and
•	cash.
The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the fund's total assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized as described above. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities. U.S. government securities in which the fund may invest include obligations of, or guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by Ginnie Mae. A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks. A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac.
The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
In managing the fund’s assets, the sub-adviser starts with a global “top down” analysis and then considers various fundamental factors, such as creditworthiness, duration, yield, interest rate and liquidity.
The fund invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by the fund’s sub-adviser. Where required by applicable regulations, the fund’s sub-adviser or Board of Trustees will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
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The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average fund maturity of 60 days or less.

The fund may invest in other government money market funds to the extent permitted by law.
As prevailing market conditions warrant, and at the discretion of the sub-adviser, the fund may hold cash uninvested and, if so, may be subject to risk with respect to the depository institution holding the cash. Cash assets are not income-generating and would impact the fund’s current yield.
If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the sub-adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Principal Risks:    You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
You should be aware that money market funds have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and this could happen again. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the fund to maintain a $1.00 per share net asset value.
As a government money market fund, the fund is not required to impose a fee upon sale of your shares (liquidity fees) or temporarily suspend your ability to sell shares if the fund liquidity falls below required minimums (redemption gates), and has no current intention to voluntarily impose such liquidity fees or redemption gates. However, the Board of Trustees reserves the right to impose liquidity fees and/or redemption gates in the future.
There is no assurance that the fund will meet its investment objective. The fund could underperform short-term debt instruments or other money market funds, or you could lose money, as a result of risks (in alphabetical order) such as:
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or may be perceived to be less creditworthy, or the value of assets underlying a security may decline. A decline may be significant, particularly in certain market environments.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have been at historically low levels and should be expected to go up. The fund's yield will tend to lag behind general changes in interest rates. The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers
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are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry or sector, or about the economy or interest rates, may be incorrect. The fund is also subject to the risk of imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the sub-adviser’s investment style fails to produce the desired results. The fund’s investment strategies designed by the investment manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager and could have an adverse effect on the performance of the fund. Any of these things could cause the fund to lag relevant benchmarks or other funds with similar objectives.
Market – A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets, real or perceived adverse economic or political conditions, inflation, or other market events could cause the value of your investment in the fund, or its yield, to decline. While the fund seeks to maintain a $1.00 share price, when market prices fall, the value of your investment could go down.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected.
Money Market Fund Reform – The fund operates as a “government” money market fund under new federal regulations. The fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the fund will be able to maintain a $1.00 share price. The fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on fund redemptions, as permitted under the new regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future.
Mortgage-Related Securities – The value of mortgage-related securities will be influenced by factors affecting the housing market. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans. Mortgage-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Redemption – The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. In addition, the fund may suspend redemptions when permitted by applicable regulations.
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Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Underlying Government Money Market Funds – A fund may invest in other government money market funds. Each of the underlying government money market funds in which a fund may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, a fund will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income. If interest rates increase, the fund's yield may not increase proportionately. For example, TAM or its affiliates may discontinue any temporary voluntary fee limitation or recoup amounts previously waived or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on yields. The fund may hold cash uninvested and, if so, will not earn income on those assets.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows the fund’s average annual total returns for different periods. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower returns. The table includes deduction of applicable sales charges..
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds on October 13, 2017, and the fund was the accounting and performance survivor of the reorganizations. Transamerica Partners fund shareholders received Class R2, Class R4 or Class I3 shares of the fund in the reorganizations.
The past performance shown below is for Class A shares. Class A shares are not offered in this prospectus. Although Class R2, Class R4 and Class I3 shares would have similar annual returns as Class A shares because the classes are invested in the same portfolio of securities, the returns for Class R2, Class R4 and Class I3 shares will differ from Class A shares to the extent that the classes have different expenses. Performance information for Class R2, Class R4 and Class I3 shares will be included in a future prospectus after the classes have been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower. Prior to May 1, 2016, the fund operated as a “prime” money market fund and invested in certain types of securities that the fund is no longer permitted to hold. Consequently, the performance information below might have been different if the current investment limitations had been in effect prior to the conversion to a government money market fund. Performance shown for periods prior to May 1, 2016 reflects the fund's former investment strategy.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

7-DAY YIELD (as of December 31, 2017)
Class A = 0.01%
	Quarter Ended	Return
Best Quarter:	03/31/2008	0.73%
Worst Quarter:	03/31/2013	0.00%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				03/01/2002
Return before taxes	0.01%	0.01%	0.20%
Return after taxes on distributions	0.00%	0.00%	0.13%
Return after taxes on distributions and sale of fund shares	0.00%	0.00%	0.13%
Actual returns may depend on the investor’s individual tax situation and may differ from those shown.
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Call customer service (1-888-233-4339) for the current 7-day yield.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum investment for those that qualify for the share class.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica High Quality Bond

Investment Objective: Seeks to provide a high risk-adjusted return while focusing on the preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4	I3
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	0.50%	0.25%	None
Other expenses	0.09%	0.10%	0.10%
Total annual fund operating expenses	0.97%	0.73%	0.48%
Fee waiver and/or expense reimbursement[1]	0.00%	0.08%	0.08%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.97%	0.65%	0.40%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.00% for Class R shares, 0.65% for Class R4 shares and 0.40% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$99	$309	$536	$1,190
Class R4	$66	$225	$398	$ 899
Class I3	$41	$146	$261	$ 596
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

For the period beginning April 21, 2017 and ending October 31, 2017, the portfolio turnover rate for the fund was 31% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in high quality bonds and other investments with similar economic characteristics.
The dollar-weighted average effective maturity of the fund generally does not exceed three years under normal circumstances. Individual securities held by the fund may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The fund’s duration generally is between one and three years. Duration is a way of measuring the fund’s overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.
The fund considers securities rated BBB- or better by Standard and Poor’s or Fitch or Baa3 or better by Moody’s (and securities that the fund’s sub-adviser believes are of comparable quality) to be high quality. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.
The portfolio managers of the fund use a “bottom-up” analysis, focusing on the relative value of individual securities. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of the fund then attempt to select securities that will enable the fund to maintain a stable share price and at the same time to achieve a high level of income. The managers use the same bottom-up approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the fund’s goal.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well
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as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers
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are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized
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by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional High Quality Bond (the “predecessor fund”), on April 21, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
The past performance shown below is for Class R4 shares. Although Class I3 and Class R shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class I3 and Class R shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class I3 and Class R shares will be included in a future prospectus after the classes have been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	06/30/2009	3.52%
Worst Quarter:	09/30/2008	-1.67%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				09/11/2000
Return before taxes	1.05%	0.69%	2.13%
Return after taxes on distributions	0.32%	-0.09%	1.18%
Return after taxes on distributions and sale of fund shares	0.59%	0.17%	1.26%
BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index (reflects no deduction for fees, expenses or taxes)	0.85%	0.86%	1.86%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Merganser Capital Management, LLC Portfolio Managers:
Peter S. Kaplan, CFA,	Portfolio Manager	since 2016[1]
Jennifer K. Wynn, CFA	Portfolio Manager	since 2016
1 Portfolio Manager of the predecessor fund since 1990
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum investment for those that qualify for the share class.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica High Yield Bond

Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4	I3
Management fees	0.57%	0.57%	0.57%
Distribution and service (12b-1) fees	0.50%	0.25%	None
Other expenses	0.07%	0.06%	0.06%
Total annual fund operating expenses	1.14%	0.88%	0.63%
Fee waiver and/or expense reimbursement[1]	0.04%	0.03%	0.03%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.10%	0.85%	0.60%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.10% for Class R shares, 0.85% for Class R4 shares and 0.60% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$112	$358	$624	$1,383
Class R4	$ 87	$278	$485	$1,082
Class I3	$ 61	$199	$348	$ 783
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 39% of the average value of its portfolio.
Principal Investment Strategies: The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund's sub-adviser). The sub-adviser’s strategy is to seek to achieve high returns for the fund while maintaining a reasonable risk profile.
In managing the fund's assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not
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insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Bank Obligations – To the extent the fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no
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public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse
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effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
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Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower returns. The table includes deduction of applicable sales charges.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 24, 2017, and the fund was the accounting and performance survivor of the reorganizations. Transamerica Partners fund shareholders received Class R, Class R4 or Class I3 shares of the fund in the reorganizations.
The past performance shown below is for Class A shares. Class A shares are not offered in this prospectus. Although Class R, Class R4 and Class I3 shares would have similar annual returns as Class A shares because the classes are invested in the same portfolio of securities, the returns for Class R, Class R4 and Class I3 shares will differ from Class A shares to the extent that the classes have different expenses. Performance information for Class R, Class R4 and Class I3 shares will be included in a future prospectus after the classes have been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	22.80%
Worst Quarter:	12/31/2008	-16.73%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				06/14/1985
Return before taxes	1.86%	4.02%	6.92%
Return after taxes on distributions	-0.41%	1.50%	4.22%
Return after taxes on distributions and sale of fund shares	1.05%	1.91%	4.19%
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	7.50%	5.78%	8.09%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Kevin Bakker, CFA	Portfolio Manager	since 2007
Benjamin D. Miller, CFA	Portfolio Manager	since 2006
James K. Schaeffer, Jr.	Portfolio Manager	since 2011
Derek Thoms	Portfolio Manager	since 2016
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator,
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recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum investment for those that qualify for the share class.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Inflation-Protected Securities

Investment Objective: Seeks maximum real return consistent with the preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4	I3
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	0.50%	0.25%	None
Other expenses	0.13%	0.14%	0.14%
Total annual fund operating expenses	1.01%	0.77%	0.52%
Fee waiver and/or expense reimbursement[1]	0.01%	0.12%	0.12%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%	0.65%	0.40%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.00% for Class R shares, 0.65% for Class R4 shares and 0.40% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$102	$321	$557	$1,235
Class R4	$ 66	$234	$416	$ 943
Class I3	$ 41	$155	$279	$ 641
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

For the period beginning April 21, 2017 and ending October 31, 2017, the portfolio turnover rate for the fund was 51% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in inflation-protected securities issued by the U.S. government, its agencies and instrumentalities. The fund also invests in inflation-protected securities of U.S. issuers, foreign governments, and other foreign issuers. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in inflation-protected securities and other investments with similar economic characteristics.
The fund may also invest in securities that pay nominal rates of interest (i.e., that are not inflation-protected), including U.S. Treasury and agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, floating rate securities, high quality, short-term obligations, and repurchase agreements. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The fund invests primarily in investment-grade securities, but may also invest in lower quality securities. The fund may not invest more than 10% of its net assets in below investment- grade securities (commonly referred to as “junk” bonds). Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund’s sub- adviser.
The fund seeks to maintain an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays US Treasury Inflation Protected Securities Index, an index of inflation-protected securities. As of December 31, 2017, the duration of the index was 7.59 years. The fund may invest in securities of any maturity.
The portfolio managers of the fund use both “top down” and “bottom up” analysis to determine security and duration positions for the fund. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate or foreign currency transactions, total return and credit default swaps. These investment strategies may be employed to attempt to alter investment characteristics of the fund’s portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”), but they also may be used to generate income.
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Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
CFTC Regulation – The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the fund. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Deflation - Deflation risk is the possibility that prices throughout the economy decline over time — the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the
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effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity
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risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories
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of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Inflation-Protected Securities (the “predecessor fund”), on April 21, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund’s financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
The past performance shown below is for Class R4 shares. Although Class I3 and Class R shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class I3 and Class R shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class I3 and Class R shares will be included in a future prospectus after the classes have been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	12/31/2007	5.35%
Worst Quarter:	06/30/2013	-6.53%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				09/11/2000
Return before taxes	2.40%	-0.46%	2.88%
Return after taxes on distributions	1.94%	-0.98%	1.94%
Return after taxes on distributions and sale of fund shares	1.35%	-0.53%	1.98%
Bloomberg Barclays US Treasury Inflation Protected Securities Index (reflects no deduction for fees, expenses or taxes)	3.01%	0.13%	3.53%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Financial Management, Inc. (“BFM”) Sub-Sub-Adviser: BlackRock International, Ltd. (“BIL”) Portfolio Managers:
Christopher Allen, CFA	Portfolio Manager (BIL)	since 2017
Martin Hegarty	Portfolio Manager (BFM)	since 2016[1]
1 Portfolio Manager of the predecessor fund since 2010
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum investment for those that qualify for the share class.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Intermediate Bond

Investment Objective: Seeks to achieve maximum total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4	I3
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	0.50%	0.25%	None
Other expenses	0.03%	0.04%	0.04%
Total annual fund operating expenses	0.91%	0.67%	0.42%
Fee waiver and/or expense reimbursement[1]	0.00%	0.02%	0.02%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.91%	0.65%	0.40%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.00% for Class R shares, 0.65% for Class R4 shares and 0.40% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$93	$290	$504	$1,120
Class R4	$66	$212	$371	$ 833
Class I3	$41	$133	$233	$ 528
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 22% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed income securities. The fund’s portfolio weighted average duration will typically range from 3 to 10 years. The fund may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fund’s investments may include debt securities of foreign issuers, including emerging market debt securities. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund’s sub-adviser.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine sector, security, yield curve, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest
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rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market
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interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the
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fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized
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by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
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The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Core Bond (the “predecessor fund”), on March 24, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Prior to May 1, 2014, the predecessor fund had a different sub-adviser. The performance set forth prior to that date is attributable to the previous sub-adviser.
The past performance shown below is for R4 shares. Although Class I3 and Class R shares would have similar annual returns as R4 shares because the classes are invested in the same portfolio of securities, the returns for Class I3 and Class R shares will differ from R4 shares to the extent that the classes have different expenses. Performance information for Class I3 and Class R shares will be included in a future prospectus after the classes have been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	09/30/2009	5.44%
Worst Quarter:	09/30/2008	-3.77%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				09/11/2000
Return before taxes	4.04%	2.41%	4.37%
Return after taxes on distributions	3.02%	1.05%	2.81%
Return after taxes on distributions and sale of fund shares	2.28%	1.22%	2.77%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Tyler A. Knight, CFA	Portfolio Manager	since 2015
Sivakumar N. Rajan	Portfolio Manager	since 2017
Doug Weih, CFA	Portfolio Manager	since 2014
Brian W. Westhoff, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please
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call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum investment for those that qualify for the share class.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Equity

Investment Objective: Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4	I3
Management fees	0.71%	0.71%	0.71%
Distribution and service (12b-1) fees	0.50%	0.25%	None
Other expenses	0.08%	0.08%	0.08%
Total annual fund operating expenses	1.29%	1.04%	0.79%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$131	$409	$708	$1,556
Class R4	$106	$331	$574	$1,271
Class I3	$ 81	$252	$439	$ 978
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 22% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the
“sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed countries, but may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of approximately 80-110 stocks is selected as a result of this process. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually
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subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the
Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
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In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017, and the fund was the accounting and performance survivor of the reorganizations. Transamerica Partners fund shareholders received Class R, Class R4 or Class I3 shares of the fund in the reorganizations.
The past performance shown below is for Class I shares. Class I shares are not offered in this prospectus. Although Class R, Class R4 and Class I3 shares would have similar annual returns as Class I shares because the classes are invested in the same portfolio of securities, the returns for Class R, Class R4 and Class I3 shares will differ from Class I shares to the extent that the classes have different expenses. Performance information for Class R, Class R4 and Class I3 shares will be included in a future prospectus after the classes have been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
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Annual Total Returns (calendar years ended December 31) - Class I
	Quarter Ended	Return
Best Quarter:	06/30/2009	24.59%
Worst Quarter:	09/30/2008	-21.12%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class I				12/18/1992
Return before taxes	22.58%	8.48%	3.59%
Return after taxes on distributions	21.61%	7.62%	3.04%
Return after taxes on distributions and sale of fund shares	13.41%	6.51%	2.74%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.62%	8.39%	2.42%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brandon H. Harrell, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum investment for those that qualify for the share class.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Growth (formerly, Transamerica International Equity Opportunities)

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4
Management fees[1]	0.75%	0.75%
Distribution and service (12b-1) fees	0.50%	0.25%
Other expenses[2]	0.06%	0.07%
Total annual fund operating expenses[3]	1.31%	1.07%
1	Management fees have been restated to reflect a reduction in management fees effective March 1, 2018.
2	Other expenses are based on estimates for the current fiscal year.
3	Total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the financial highlights table, which do not reflect the reduction in management fees effective March 1, 2018.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$133	$415	$718	$1,579
Class R4	$109	$340	$590	$1,306
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 15% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Greystone Managed Investments Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities—such as preferred stock, convertible securities and depositary receipts—of issuers economically tied to a number of countries throughout the world, including emerging market countries. The fund normally invests primarily in equity securities of foreign companies, including emerging market equity securities. In selecting investments for the fund, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. The sub-adviser may invest the fund’s assets in companies of any size. The fund may also invest in warrants and rights.
The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser will normally invest the fund’s assets in investments economically tied to at least three countries not including the United States. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country.
The sub-adviser normally allocates the fund's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well
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as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
China A–Shares – The fund may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict the fund’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when the fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the fund’s investments through the Programs. There is no guarantee that all three exchanges will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
In addition, uncertainties in China tax rules governing taxation of income and gains from investments in China A-Shares via the Programs could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
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Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions
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may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The past performance information shown below is for Class I2 shares, which are not available through this prospectus. Although Class R and Class R4 shares would have similar annual returns to Class I2 shares because the classes are invested in the same portfolio of securities, the returns for Class R and Class R4 shares will vary from Class I2 shares because Class I2 shares have lower expenses. Performance information for Class R and Class R4 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 1, 2018, the fund was named Transamerica International Equity Opportunities, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	09/30/2009	21.17%
Worst Quarter:	09/30/2011	-20.57%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				06/10/2008
Return before taxes	27.58%	7.41%	4.46%
Return after taxes on distributions	27.19%	6.55%	3.38%
Return after taxes on distributions and sale of fund shares	16.12%	5.69%	3.39%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.62%	8.39%	3.08%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Greystone Managed Investments Inc. Portfolio Managers:
Alfred Li, CFA	Portfolio Manager	since 2018
Jeff Tiefenbach, CFA	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares.
The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum investment for those that qualify for the share class.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Large Core

Investment Objective: Seeks to provide capital appreciation and current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4	I3
Management fees	0.63%	0.63%	0.63%
Distribution and service (12b-1) fees	0.50%	0.25%	None
Other expenses	0.09%	0.09%	0.09%
Total annual fund operating expenses	1.22%	0.97%	0.72%
Fee waiver and/or expense reimbursement[1]	0.07%	0.07%	0.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.15%	0.90%	0.65%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.15% for Class R shares, 0.90% for Class R4 shares and 0.65% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$117	$380	$664	$1,471
Class R4	$ 92	$302	$529	$1,183
Class I3	$ 66	$223	$394	$ 888
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

For the period beginning March 10, 2017 and ending October 31, 2017, the portfolio turnover rate for the fund was 41% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in issuers listed on U.S. exchanges that the fund’s sub- adviser, AJO, LP, believes are seasoned, liquid and low priced, with effective management, positive momentum, and favorable sentiment. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of large-cap companies and other investments with similar economic characteristics. The fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the Russell 1000® Index1. As of December 31, 2017, the market capitalization of the smallest company in the Russell 1000® Index was $654 million.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The fund emphasizes common stocks. The fund may also invest in foreign securities and real estate investment trusts (REITs).
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your
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investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the
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Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as a secondary index.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Large Core (the “predecessor fund”), on March 10, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganization, and has not been restated to reflect the annual operating expenses of Class R4 shares.
The past performance shown below is for Class R4 shares. Although Class I3 and Class R shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class I3 and Class R shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class I3 and Class R shares will be included in a future prospectus after the classes have been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	06/30/2009	14.30%
Worst Quarter:	12/31/2008	-21.39%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				09/11/2000
Return before taxes	23.00%	15.62%	8.02%
Return after taxes on distributions	21.43%	14.86%	6.27%
Return after taxes on distributions and sale of fund shares	14.10%	12.32%	5.50%
Russell 1000® Index[1] (reflects no deduction for fees, expenses or taxes)	21.69%	15.71%	8.59%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: AJO, LP Portfolio Managers:
Theodore R. Aronson	Portfolio Manager	since 2016[1]
Stefani Cranston	Portfolio Manager	since 2016[2]
Gina Marie N. Moore	Portfolio Manager	since 2016[1]
Gregory J. Rogers	Portfolio Manager	since 2016[3]
Christopher J. W. Whitehead	Portfolio Manager	since 2016[4]
1 Portfolio Manager of the predecessor fund since 2004
2 Portfolio Manager of the predecessor fund since 2007
3 Portfolio Manager of the predecessor fund since 2012
4 Portfolio Manager of the predecessor fund since 2009
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum investment for those that qualify for the share class.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Large Growth

Investment Objective: Seek to provide a high level of capital appreciation. Current income is a secondary goal.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4	I3
Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.50%	0.25%	None
Other expenses	0.07%	0.07%	0.07%
Total annual fund operating expenses	1.22%	0.97%	0.72%
Fee waiver and/or expense reimbursement[1]	0.00%	0.07%	0.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.22%	0.90%	0.65%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.25% for Class R shares, 0.90% for Class R4 shares and 0.65% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$124	$387	$670	$1,477
Class R4	$ 92	$302	$529	$1,183
Class I3	$ 66	$223	$394	$ 888
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

For the period beginning March 10, 2017 and ending October 31, 2017, the portfolio turnover rate for the fund was 21% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in common stocks of companies that its sub-advisers, Jennison Associates LLC and Wellington Management Company LLP, believe have the potential for above average growth in earnings and dividends. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies and other investments with similar economic characteristics. The fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the Russell 1000® Index1. As of December 31, 2017, the market capitalization of the smallest company in the Russell 1000® Index was $654 million. The fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other U.S. securities exchanges and, to a lesser extent, equity securities that are listed on foreign securities exchanges and those traded over-the-counter. The fund uses multiple sub-advisers to try to control the volatility often associated with growth funds, but there can be no assurance that this strategy will succeed.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to
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convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments
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could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as a secondary index.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Large Growth (the “predecessor fund”), on March 10, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganization, and has not been restated to reflect the annual operating expenses of Class R4 shares.
The past performance shown below is for Class R4 shares. Although Class I3 and Class R shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class I3 and Class R shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class I3 and Class R shares will be included in a future prospectus after the classes have been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	03/31/2012	18.59%
Worst Quarter:	12/31/2008	-22.89%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				09/11/2000
Return before taxes	32.49%	16.73%	8.67%
Return after taxes on distributions	31.11%	16.41%	8.42%
Return after taxes on distributions and sale of fund shares	19.42%	13.52%	7.02%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	10.00%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Advisers: Jennison Associates LLC Portfolio Managers:
Blair A. Boyer	Portfolio Manager	since 2016[1]
Michael A. Del Balso	Portfolio Manager	since 2016[1]
Spiros Segalas	Portfolio Manager	since 2016[1]

Sub-Adviser: Wellington Management Company LLP Portfolio Managers:
Mammen Chally, CFA	Lead Portfolio Manager	since 2016[2]
Douglas McLane, CFA	Portfolio Manager	since 2016
David Siegle, CFA	Portfolio Manager	since 2016
1 Portfolio Manager of the predecessor fund since 2009
2 Portfolio Manager of the predecessor fund since 2014
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum investment for those that qualify for the share class.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Large Value Opportunities

Investment Objective: Seeks to provide long-term capital appreciation. Current income is a secondary goal.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4	I3
Management fees	0.48%	0.48%	0.48%
Distribution and service (12b-1) fees	0.50%	0.25%	None
Other expenses	0.08%	0.08%	0.09%
Total annual fund operating expenses	1.06%	0.81%	0.57%
Fee waiver and/or expense reimbursement[1]	0.06%	0.06%	0.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%	0.75%	0.50%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.00% for Class R shares, 0.75% for Class R4 shares and 0.50% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$102	$331	$579	$1,289
Class R4	$ 77	$253	$444	$ 996
Class I3	$ 51	$176	$311	$ 707
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

For the period beginning May 5, 2017 and ending October 31, 2017, the portfolio turnover rate for the fund was 33% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in issuers listed on U.S. exchanges that the fund’s sub- adviser, AJO, LP, believes are seasoned, liquid and low priced, with effective management, positive momentum, and favorable sentiment. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of large-cap companies and other investments with similar economic characteristics. The fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the Russell 1000® Index1. As of December 31, 2017, the market capitalization of the smallest company in the Russell 1000® Index was $654 million. The fund emphasizes value-oriented investments.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The fund emphasizes common stocks. The fund may also invest in foreign securities and real estate investment trusts (REITs).
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your
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investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently
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than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Large Value (the “predecessor fund”), on May 5, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
The past performance shown below is for Class R4 shares. Although Class I3 and Class R shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class I3 and Class R shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class I3 and Class R shares will be included in a future prospectus after the classes have been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to December 31, 2008, the predecessor fund had different sub-advisers. The performance set forth prior for the periods prior to that date is attributable to those previous sub-advisers.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	09/30/2009	15.01%
Worst Quarter:	12/31/2008	-24.51%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				09/11/2000
Return before taxes	15.28%	13.52%	5.45%
Return after taxes on distributions	14.33%	12.79%	4.75%
Return after taxes on distributions and sale of fund shares	9.19%	10.52%	3.98%
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	13.66%	14.04%	7.10%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: AJO, LP Portfolio Managers:
Theodore R. Aronson	Portfolio Manager	since 2016[1]
Stefani Cranston	Portfolio Manager	since 2016[1]
Gina Marie N. Moore	Portfolio Manager	since 2016[1]
Gregory J. Rogers	Portfolio Manager	since 2016[2]
Christopher J. W. Whitehead	Portfolio Manager	since 2016[1]
1 Portfolio Manager of the predecessor fund since 2009
2 Portfolio Manager of the predecessor fund since 2012
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum investment for those that qualify for the share class.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Mid Cap Growth

Investment Objective: Seeks long term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4	I3
Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.50%	0.25%	None
Other expenses	0.12%	0.12%	0.12%
Total annual fund operating expenses	1.37%	1.12%	0.87%
Fee waiver and/or expense reimbursement[1]	0.02%	0.17%	0.12%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.35%	0.95%	0.75%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.35% for Class R shares, 0.95% for Class R4 shares and 0.75% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$137	$432	$748	$1,645
Class R4	$ 97	$339	$600	$1,348
Class I3	$ 77	$266	$470	$1,061
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 30% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser believes have the potential to deliver earnings growth in excess of the market average, or to become market leaders. Under normal circumstances, the fund’s sub-adviser, Quantum Capital Management (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index1. As of December 31, 2017, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $1.2 billion to $36.7 billion. Over time, the capitalizations of the companies in the Russell Midcap® Growth Index will change. As they do, the size of the companies in which the fund invests may change.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The fund emphasizes common stocks. The fund may also invest in foreign securities.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates
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at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Mid Growth (the “predecessor fund”), on March 10, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Prior to June 28, 2013, the predecessor fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.
The past performance shown below is for Class R4 shares. Although Class I3 and Class R shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class I3 and Class R shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class I3 and Class R shares will be included in a future prospectus after the classes have been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	12/31/2010	17.62%
Worst Quarter:	12/31/2008	-25.45%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				11/07/2001
Return before taxes	21.29%	13.43%	6.48%
Return after taxes on distributions	19.97%	8.62%	4.19%
Return after taxes on distributions and sale of fund shares	12.76%	8.82%	4.29%
Russell Midcap® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	25.27%	15.30%	9.10%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Quantum Capital Management Portfolio Managers:
Howard Aschwald, CFA	Portfolio Manager	since 2013
Timothy D. Chatard, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum investment for those that qualify for the share class.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Mid Cap Value Opportunities

Investment Objective: Seeks to provide investors with long term capital growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4	I3
Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.50%	0.25%	None
Other expenses	0.07%	0.06%	0.06%
Total annual fund operating expenses	1.27%	1.01%	0.76%
Fee waiver and/or expense reimbursement[1]	0.02%	0.11%	0.06%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.25%	0.90%	0.70%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.25% for Class R shares, 0.90% for Class R4 shares and 0.70% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$127	$401	$695	$1,532
Class R4	$ 92	$311	$547	$1,226
Class I3	$ 72	$237	$416	$ 937
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 76% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund's sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Value Index1 (between approximately $4.4 billion and $29 billion as of its most recent reconstitution on June 23, 2017). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.
The fund primarily invests in common stocks. The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser's mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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The sub-adviser's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as
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intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower returns. The table includes deduction of applicable sales charges. The bar chart does not reflect the impact of sales charges which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 24, 2017, and the fund was the accounting and performance survivor of the reorganizations. Transamerica Partners fund shareholders received Class R, Class R4 or Class I3 shares of the fund in the reorganizations.
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The past performance shown below is for Class A shares. Class A shares are not offered in this prospectus. Although Class R, Class R4 and Class I3 shares would have similar annual returns as Class A shares because the classes are invested in the same portfolio of securities, the returns for Class R, Class R4 and Class I3 shares will differ from Class A shares to the extent that the classes have different expenses. Performance information for Class R, Class R4 and Class I3 shares will be included in a future prospectus after the classes have been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2016	5.15%
Worst Quarter:	09/30/2015	-2.71%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class A			04/30/2014
Return before taxes	3.30%	8.54%
Return after taxes on distributions	1.49%	6.76%
Return after taxes on distributions and sale of fund shares	3.34%	6.22%
Russell Midcap® Value Index[1] (reflects no deduction for fees, expenses or taxes)	13.34%	9.91%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brett P. Hawkins, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum investment for those that qualify for the share class.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged
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investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Small Cap Core

Investment Objective: Seeks long term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4	I3
Management fees	0.83%	0.83%	0.83%
Distribution and service (12b-1) fees	0.50%	0.25%	None
Other expenses	0.15%	0.15%	0.15%
Total annual fund operating expenses	1.48%	1.23%	0.98%
Fee waiver and/or expense reimbursement[1]	0.00%	0.13%	0.13%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.48%	1.10%	0.85%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.50% for Class R shares, 1.10% for Class R4 shares and 0.85% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$151	$468	$808	$1,768
Class R4	$112	$377	$663	$1,477
Class I3	$ 87	$299	$529	$1,190
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 53% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in stocks of companies with small market capitalizations which, in the opinion of the fund’s sub-adviser, Systematic Financial Management, L.P. (the “sub-adviser”), present an opportunity for significant increases in value, without consideration for current income. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies with small market capitalizations (or small-cap companies) and other investments with similar economic characteristics. The sub-adviser considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000® Index1 over time. On December 31, 2017, the market capitalizations of companies in the Russell 2000 Index ranged from $23 million and $9.4 billion. Over time, the capitalizations of the companies in the Russell 2000® Index will change. As they do, the size of the companies in which the fund invests may change.
The fund may invest in American Depositary Receipts (“ADRs”) and/or foreign securities trading on U.S. exchanges, which generally stay under 10% of portfolio assets. It will not trade securities on a non-U.S. exchange. The fund may also invest in real estate investment trusts (“REITs”). Investment in derivatives, futures and swaps are not permitted.
Portfolio construction and management are rules-based. Generally, securities are purchased and sold when they meet defined ranking levels. Companies in the fund are also sold if they fall outside the general market capitalization range of the Russell 2000® Index. The fund is rebalanced periodically with securities qualifying for purchase or sale added or removed at such time. This process yields the fund with exposure to all economic sectors through approximately equally weighted positions in about 250 to 400 companies. The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned
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by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the
Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
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Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as a comparison to a secondary index.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Small Core (the “predecessor fund”), on March 10, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Prior to July 3, 2008, the predecessor fund had different sub-advisers. The performance set forth for the period prior to that date is attributable to those previous sub-advisers. From July 3, 2008 to February 27, 2009, the predecessor fund had different sub-advisers. The performance set forth for that period is attributable to those previous sub-advisers. From February 28, 2009 to June 27, 2013, the predecessor fund had different sub-advisers. The performance set forth for that period is attributable to those previous sub-advisers. Prior to June 28, 2018, the predecessor fund had a different investment objective and used different investment strategies.
The past performance shown below is for Class R4 shares. Although Class I3 and Class R shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class I3 and Class R shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class I3 and Class R shares will be included in a future prospectus after the classes have been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	09/30/2009	18.96%
Worst Quarter:	12/31/2008	-25.54%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				09/11/2000
Return before taxes	6.27%	10.33%	6.77%
Return after taxes on distributions	5.36%	9.85%	6.44%
Return after taxes on distributions and sale of fund shares	4.24%	8.05%	5.34%
Russell 2000® Index[1] (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Systematic Financial Management, L.P. Portfolio Managers:
Eoin E. Middaugh, CFA	Lead-Portfolio Manager	since 2013
D. Kevin McCreesh, CFA	Co-Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator,
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recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum investment for those that qualify for the share class.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Small Cap Growth

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4	I3
Management fees	0.87%	0.87%	0.87%
Distribution and service (12b-1) fees	0.50%	0.25%	None
Other expenses	0.20%	0.20%	0.20%
Total annual fund operating expenses	1.57%	1.32%	1.07%
Fee waiver and/or expense reimbursement[1]	0.02%	0.17%	0.17%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.55%	1.15%	0.90%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.55% for Class R shares, 1.15% for Class R4 shares and 0.90% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$158	$494	$853	$1,866
Class R4	$117	$402	$707	$1,575
Class I3	$ 92	$323	$574	$1,290
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 80% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index1, which as of June 23, 2017, the most recent reconstitution date of the index, was between $91 million and $5.86 billion.
The sub-adviser’s approach to security selection seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital. In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment.
The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities
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also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower returns. The table includes deduction of applicable sales charges.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017, and the fund was the accounting and performance survivor of the reorganizations. Transamerica Partners fund shareholders received Class R, Class R4 or Class I3 shares of the fund in the reorganizations.
The past performance shown below is for Class A shares. Class A shares are not offered in this prospectus. Although Class R, Class R4 and Class I3 shares would have similar annual returns as Class A shares because the classes are invested in the same portfolio of securities, the returns for Class R, Class R4 and Class I3 shares will differ from Class A shares to the extent that the classes have different expenses. Performance information for Class R, Class R4 and Class I3 shares will be included in a future prospectus after the classes have been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
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Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	09/30/2013	12.30%
Worst Quarter:	09/30/2015	-7.16%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				08/31/2012
Return before taxes	8.72%	13.48%	11.17%
Return after taxes on distributions	6.20%	8.88%	6.94%
Return after taxes on distributions and sale of fund shares	7.00%	10.26%	8.41%
Russell 2000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	22.17%	15.21%	15.01%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Ranger Investment Management, L.P. Portfolio Managers:
W. Conrad Doenges	Portfolio Manager	since 2012
Andrew Hill	Portfolio Manager	since 2017
Joseph LaBate	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum investment for those that qualify for the share class.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Small Cap Value

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4	I3
Management fees	0.84%	0.84%	0.84%
Distribution and service (12b-1) fees	0.50%	0.25%	None
Other expenses	0.09%	0.10%	0.10%
Total annual fund operating expenses	1.43%	1.19%	0.94%
Fee waiver and/or expense reimbursement[1]	0.00%	0.09%	0.09%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.43%	1.10%	0.85%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.50% for Class R shares, 1.10% for Class R4 shares and 0.85% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$146	$452	$782	$1,713
Class R4	$112	$369	$646	$1,435
Class I3	$ 87	$291	$511	$1,146
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 35% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Boston Advisors, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. The fund generally considers a small capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index1 at the time of initial purchase. As of December 31, 2017, the market capitalization range of the Russell 2000® Value Index was between $22 million and $8.9 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
In selecting investments for the fund, the sub-adviser combines quantitative modeling, fundamental research and qualitative analysis. The sub-adviser first ranks the individual stocks in which the fund may invest through the use of a proprietary model that incorporates multiple fundamental factors, with the weightings of the factors in the model varying in relation to the stock’s industry group and the current market environment. The sub-adviser also considers industry groups using a fundamental research process which takes into account macroeconomic considerations and other factors. The sub-adviser selects stocks on behalf of the fund based on the stock rankings which are derived from the sub-adviser’s proprietary process. The sub-adviser will generally sell a stock on behalf of the fund if the stock experiences a rankings decline or extreme price movements, or for risk management purposes.
From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and timing issues.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
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Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
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Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Small Value (the “predecessor fund”), on April 21, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
The past performance shown below is for Class R4 shares. Although Class I3 and Class R shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class I3 and Class R shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class I3 and Class R shares will be included in a future prospectus after the classes have been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to February 27, 2009, the predecessor fund had a different sub-adviser. The performance set forth for the period prior to that date is partly attributable to that previous sub-adviser.
Prior to July 9, 2010, a different sub-adviser managed the predecessor fund and it used different investment strategies. The performance set forth for the period between February 27, 2009 and July 8, 2010 is attributable to that previous sub-adviser.
Prior to September 28, 2015, the predecessor fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period between July 9, 2010 and September 27, 2015 is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	12/31/2011	17.69%
Worst Quarter:	12/31/2008	-22.42%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				01/23/2003
Return before taxes	8.44%	11.67%	8.12%
Return after taxes on distributions	7.40%	11.16%	7.68%
Return after taxes on distributions and sale of fund shares	5.59%	9.14%	6.43%
Russell 2000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	7.84%	13.01%	8.17%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Boston Advisors, LLC Portfolio Managers:
James W. Gaul, CFA	Portfolio Manager	since 2015
David Hanna	Portfolio Manager	since 2015
Douglas A. Riley, CFA	Portfolio Manager	since 2015
Michael J. Vogelzang, CFA	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator,
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recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum investment for those that qualify for the share class.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More on Each Fund’s Strategies and Investments

The following provides additional information regarding each fund’s strategies and investments described at the front of this prospectus. Except as otherwise expressly stated for a particular fund in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of each fund’s assets that may be invested in a particular type of security or investment.
Transamerica Asset Allocation Intermediate Horizon: Transamerica Asset Allocation Intermediate Horizon invests in a combination of Transamerica Funds (“underlying funds”). Transamerica Asset Management, Inc. (the “Investment Manager”) selects the combination and amount of underlying funds to invest in based on the fund’s investment objective.
The following chart shows approximately how much of the assets of the fund are invested in underlying bond, stock and money market funds. These allocations reflect the Investment Manager’s present strategy for asset allocation during normal market conditions, and may be changed at any time without notice to shareholders and without shareholder approval. In the short-term, actual asset allocations may vary due to short-term changes in cash flows caused by purchases and redemptions in the fund.
	Normal Approximate Allocations
	Bond Funds	Stock Funds	Money Market Fund
Intermediate Horizon	49.8%	50%	0.2%
The underlying bond funds normally invest principally in fixed income securities, the underlying stock funds normally invest principally in equity securities, and the underlying money market fund, Transamerica Government Money Market, normally invests principally in U.S. government securities and/or repurchase agreements collateralized by U.S. government securities. In attempting to respond to adverse market or other conditions or to process a large purchase or redemption within the fund, the Investment Manager may allocate assets of the fund without limit to the underlying money market fund.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests.
The fund may be a significant shareholder in certain underlying funds.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Asset Allocation Long Horizon: Transamerica Asset Allocation Long Horizon invests in a combination of Transamerica Funds (“underlying funds”). Transamerica Asset Management, Inc. (the “Investment Manager”) selects the combination and amount of underlying funds to invest in based on the fund’s investment objective.
The following chart shows approximately how much of the assets of the fund are invested in underlying bond, stock and money market funds. These allocations reflect the Investment Manager’s present strategy for asset allocation during normal market conditions, and may be changed at any time without notice to shareholders and without shareholder approval. In the short-term, actual asset allocations may vary due to short-term changes in cash flows caused by purchases and redemptions in the fund.
	Normal Approximate Allocations
	Bond Funds	Stock Funds	Money Market Fund
Long Horizon	9.8%	90%	0.2%
The underlying bond funds normally invest principally in fixed income securities, the underlying stock funds normally invest principally in equity securities, and the underlying money market fund, Transamerica Government Money Market, normally invests principally in U.S. government securities and/or repurchase agreements collateralized by U.S. government securities. In attempting to respond to adverse market or other conditions or to process a large purchase or redemption within the fund, the Investment Manager may allocate assets of the fund without limit to the underlying money market fund.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests.
The fund may be a significant shareholder in certain underlying funds.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Asset Allocation Short Horizon: Transamerica Asset Allocation Short Horizon invests in a combination of Transamerica Funds (“underlying funds”). Transamerica Asset Management, Inc. (the “Investment Manager”) selects the combination and amount of underlying funds to invest in based on the fund’s investment objective.
The following chart shows approximately how much of the assets of the fund are invested in underlying bond, stock and money market funds. These allocations reflect the Investment Manager’s present strategy for asset allocation during normal market conditions, and may be changed at any time without notice to shareholders and without shareholder approval. In the short-term, actual asset allocations may vary due to short-term changes in cash flows caused by purchases and redemptions in the fund.
	Normal Approximate Allocations
	Bond Funds	Stock Funds	Money Market Fund
Short Horizon	89.8%	10%	0.2%
The underlying bond funds normally invest principally in fixed income securities, the underlying stock funds normally invest principally in equity securities, and the underlying money market fund, Transamerica Government Money Market, normally invests principally in U.S. government securities and/or repurchase agreements collateralized by U.S. government securities. In attempting to respond to adverse market or other conditions or to process a large purchase or redemption within the fund, the Investment Manager may allocate assets of the fund without limit to the underlying money market fund.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests.
The fund may be a significant shareholder in certain underlying funds.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Balanced II: The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund.
The fund varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities). The fund’s investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
•	Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium- capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®.
•	Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
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The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund's sub-adviser.
In managing the fund's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s qualitative “top down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined approach to determine sector, security, yield curve positioning, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Government Money Market: The fund is a government money market fund. The fund seeks to maintain a stable net asset value of $1.00 per share by investing in:
•	high-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
•	repurchase agreements that are fully collateralized by U.S. government securities or cash; and
•	cash.
The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of its total assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized as described above. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities. U.S. government securities in which the fund may invest include obligations of, or guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by Ginnie Mae. A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks. A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac.
The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
In managing the fund’s assets, the sub-adviser starts with a global “top down” analysis and then considers various fundamental factors, such as creditworthiness, duration, yield, interest rate and liquidity.
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The fund invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by the fund’s sub-adviser. Where required by applicable regulations, the fund’s sub-adviser or Board of Trustees will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average fund maturity of 60 days or less.

The fund may invest in other government money market funds to the extent permitted by law.
As prevailing market conditions warrant, and at the discretion of the sub-adviser, the fund may hold cash uninvested and, if so, may be subject to risk with respect to the depository institution holding the cash. Cash assets are not income-generating and would impact the fund’s current yield.
If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the sub-adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Transamerica High Quality Bond: The fund normally invests primarily in high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset- backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in high quality bonds and other investments with similar economic characteristics.
The dollar-weighted average effective maturity of the fund generally does not exceed three years under normal circumstances. Individual securities held by the fund may have longer maturities. Short- term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The fund’s duration generally is between one and three years. Duration is a way of measuring the fund’s overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.
The fund considers securities rated BBB- or better by Standard and Poor’s or Fitch or Baa3 or better by Moody’s (and securities that the fund’s sub-adviser believes are of comparable quality) to be high quality. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.
The portfolio managers of the fund use a “bottom-up” analysis, focusing on the relative value of individual securities. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of the fund then attempt to select securities that will enable the fund to maintain a stable share price and at the same time to achieve a high level of income. The managers use the same bottom-up approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the fund’s goal.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica High Yield Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund's sub-adviser). The sub-adviser’s strategy is to seek to achieve high returns for the fund while maintaining a reasonable risk profile.
In managing the fund's assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure.
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The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Inflation-Protected Securities: The fund normally invests primarily in inflation-protected securities issued by the U.S. government, its agencies and instrumentalities. The fund also invests in inflation-protected securities of U.S. issuers, foreign governments, and other foreign issuers. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in inflation-protected securities and other investments with similar economic characteristics.
The fund may also invest in securities that pay nominal rates of interest (i.e., that are not inflation-protected), including U.S. Treasury and agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, floating rate securities, high quality, short-term obligations, and repurchase agreements. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The fund invests primarily in investment-grade securities, but may also invest in lower quality securities. The fund may not invest more than 10% of its net assets in below investment- grade securities (commonly referred to as “junk bonds”). Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund’s sub- adviser.
The fund seeks to maintain an average portfolio duration that is within ±20% of the duration of the Barclays US Treasury Inflation Protected Securities Index, an index of inflation-protected securities. As of December 31, 2017, the duration of the index was 7.59 years. The fund may invest in securities of any maturity.
The portfolio managers of the fund use both “top down” and “bottom up” analysis to determine security and duration positions for the fund. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed to attempt to alter investment characteristics of the fund’s portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”), but they also may be used to generate income.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Intermediate Bond: Under normal circumstances, the fund invests primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed income securities. The fund’s portfolio weighted average duration will typically range from 3 to 10 years. The fund may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fund’s investments may include debt securities of foreign issuers, including emerging market debt securities. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund’s sub-adviser.
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In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine sector, security, yield curve, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Equity: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed countries, but may also invest in developing countries. The fund may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI EAFE Index. The initial universe consists of approximately 3,000 actively traded non-U.S. stocks. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. From the model, approximately 300 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history.
The sub-adviser’s analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. A portfolio composed of approximately 80-110 stocks is selected as a result of this process.
Established positions in the fund are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock’s place in the fund. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
The sub-adviser may use derivatives for a variety of purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Growth (formerly, Transamerica International Equity Opportunities): The fund’s sub-adviser, Greystone Managed Investments Inc. (the “sub-adviser”), seeks to achieve the fund’s objective (capital growth) by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts, of issuers economically tied to a number of countries throughout the world, including emerging market countries.
The fund normally invests primarily in equity securities of foreign companies, including emerging market equity securities.
In selecting investments for the fund, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. The sub-adviser may invest the fund’s assets in companies of any size. The fund may also invest in warrants and rights.
The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser will normally invest the fund’s assets in investments economically tied to at least three countries not including the United States. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country. For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated. For purposes of determining if a security or other investment is considered an emerging market security, revenues from goods sold or services performed in all emerging market countries and assets in all emerging market countries may be aggregated.
The sub-adviser normally allocates the fund's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Large Core: The fund normally invests primarily in issuers listed on U.S. exchanges that the fund’s sub- adviser believes are seasoned, liquid and low priced, with effective management, positive momentum, and favorable sentiment. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of large-cap companies and other investments with similar economic characteristics. The fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the Russell 1000® Index. As of December 31, 2017, the market capitalization of the smallest company in the Russell 1000® Index was $654 million.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Large Growth: The fund normally invests primarily in common stocks of companies that its sub-advisers believe have the potential for above average growth in earnings and dividends. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies and other investments with similar economic characteristics. The fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the Russell 1000® Index. As of December 31, 2017, the market capitalization of the smallest company in the Russell 1000® Index was $654 million. The fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other U.S. securities exchanges and, to a lesser extent, equity securities that are listed on foreign securities exchanges and those traded over-the-counter. The fund uses multiple sub- advisers to try to control the volatility often associated with growth funds, but there can be no assurance that this strategy will succeed.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Large Value Opportunities: The fund normally invests primarily in issuers listed on U.S. exchanges that the fund’s sub-adviser believes are seasoned, liquid and low priced, with effective management, positive momentum, and favorable sentiment. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of large-cap companies and other investments with similar economic characteristics. The fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the Russell 1000® Index. As of December 31, 2017, the market capitalization of the smallest company in the Russell 1000® Index was $654 million. The fund emphasizes value-oriented investments.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Mid Cap Growth: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser believes have the potential to deliver earnings growth in excess of the market average, or to become market leaders. Under normal circumstances, the fund’s sub-adviser, Quantum Capital Management (the “sub-adviser”) invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index. As of December 31, 2017, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $1.2 billion to $36.7 billion. Over time, the capitalizations of the companies in the Russell Midcap®Growth Index will change. As they do, the size of the companies in which the fund invests may change.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The fund emphasizes common stocks. The fund may also invest in foreign securities.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Mid Cap Value Opportunities: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund's sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Value Index (between approximately $4.4 billion and $29 billion as of its most recent reconstitution on June 23, 2017). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.
The fund primarily invests in common stocks. The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser's mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action.
The sub-adviser's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Core: The fund normally invests primarily in stocks of companies with small market capitalizations which, in the opinion of the fund’s sub-adviser, Systematic Financial Management, L.P. (the “sub-adviser”), present an opportunity for significant increases in value, without consideration for current income. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies with small market capitalizations (or small-cap companies) and other investments with similar economic characteristics. The sub-adviser considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000® Index over time. As of December 31, 2017, the market capitalizations of companies in the Russell 2000 Index ranged from $23 million and $9.4 billion. Over time, the capitalizations of the companies in the Russell 2000® Index will change. As they do, the size of the companies in which the fund invests may change.
The fund may invest in ADRs and/or foreign securities trading on U.S. exchanges, which generally stay under 10% of portfolio assets. It will not trade securities on a non-U.S. exchange. The fund may also invest in real estate investment trusts (“REITs”). Investment in derivatives, futures and swaps are not permitted.
Portfolio construction and management are rules-based. Generally, securities are purchased and sold when they meet defined ranking levels. Companies in the fund are also sold if they fall outside the general market capitalization range of the Russell 2000® Index. The fund is rebalanced periodically with securities qualifying for purchase or sale added or removed at such time. This process yields the fund with exposure to all economic sectors through approximately equally weighted positions in about 250 to 400 companies. The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Growth: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index, which as of June 23, 2017, the most recent reconstitution date of the index, was between $91 million and $5.86 billion.
The sub-adviser’s approach to security selection seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital. In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment.
The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Value: The fund’s sub-adviser, Boston Advisors, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. The fund generally considers a small capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index at the time of initial purchase. As of December 31, 2017, the market capitalization range of the Russell 2000® Value Index was between $22 million and $8.9 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
In selecting investments for the fund, the sub-adviser combines quantitative modeling, fundamental research and qualitative analysis. The sub-adviser first ranks the individual stocks in which the fund may invest through the use of a proprietary model that incorporates multiple fundamental factors, with the weightings of the factors in the model varying in relation to the stock’s industry group and the current market environment. The sub-adviser also considers industry groups using a fundamental research process which takes into account macroeconomic considerations and other factors. The sub-adviser selects stocks on behalf of the fund based on the stock rankings which are derived from the sub-adviser’s proprietary process. The sub-adviser will generally sell a stock on behalf of the fund if the stock experiences a rankings decline or extreme price movements, or for risk management purposes.
From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and timing issues.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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More on Risks of Investing in the Funds

The value of your investment in a fund changes with the values of that fund’s investments. Many factors can affect those values. There is no guarantee that a fund will be able to achieve its investment objective. It is possible to lose money by investing in a fund. Each fund may be subject to risks other than those identified in this prospectus.
MORE ON PRINCIPAL RISKS:
The following provides additional information regarding the principal risks of investing in each fund.
Active Trading: Certain funds may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Asset Allocation: A sub-adviser may allocate a fund's assets among various asset classes and underlying funds. These allocations may be unsuccessful in maximizing a fund's return and/or avoiding investment losses, and may cause a fund to underperform.
Asset Class Variation: Certain funds may invest in underlying funds. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Bank Obligations: To the extent a fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
CFTC Regulation: The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to certain funds. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
China A–Shares: Certain funds may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict a fund’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when a fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or a fund’s investments through the Programs. There is no guarantee that all three exchanges will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
Currently, the capital gain from disposal of China A-shares by foreign investors via the Programs is temporarily exempt from withholding income tax. There is no indication of how long the temporary exemption will remain in effect and a fund may be subject to such withholding income tax in the future. Uncertainties in China tax rules governing taxation of income and gains from investments in China A-shares via the Programs could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the fund. Also, a fund’s investments in securities, including China A-shares, issued by Chinese companies may cause a fund to become subject
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to withholding and other taxes imposed by China tax authorities. China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China.
Investments in China A-shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, a fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Programs in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, funds investing through the Programs must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
The Programs are novel in nature and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. The regulations are untested so far and there is no certainty as to how they will be applied. China A-shares purchased through the Programs are held in nominee name and not a fund’s name as the beneficial owner. It is possible, therefore, that a fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a fund may not be able to participate in corporate actions affecting China A-shares held through the Programs due to time constraints or for other operational reasons.
Trades on the Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A- share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a fund holds 5% or more of the total shares of a China A-share issuer through its Program investments, its profits may be subject to these limitations. All accounts managed by the TAM and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a fund’s profits may be subject to these limitations.
Convertible Securities: Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty: A fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit: The value of your investment in a fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party providing insurance or other credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in a fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. A decline may be significant, particularly in certain market environments. If a single entity provides credit enhancement to more than one fund’s investments, the adverse effects resulting from the downgrade or default will increase the adverse effects on a fund. If a fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, a fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB or Baa-/BBB-) may possess certain speculative characteristics.
A fund is subject to greater levels of credit risk to the extent it invests in below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk” bonds. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve significant risk of exposure to adverse conditions and negative sentiments. These securities may be in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.
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A fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.
Currency: The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging: A fund may use currency futures, forwards or options to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument. Shifting a fund's currency exposure from one currency to another may remove a fund's opportunity to profit from the original currency and involves a risk of increased losses for a fund if the sub-adviser’s projection of future exchange rates is inaccurate.
Deflation: Deflation risk is the possibility that prices throughout the economy decline over time — the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.
Depositary Receipts: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives: Derivatives involve special risks and costs and may result in losses to a fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivatives themselves, behave in a way not anticipated by a fund, especially in abnormal market conditions. Using derivatives may have a leveraging effect, which may increase investment losses and may increase fund volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Even a small investment in derivatives can have a disproportionate impact on a fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. The other parties to derivatives transactions present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing and on-facility execution of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For derivatives that are required to be cleared by a regulated clearinghouse, a fund may be exposed to risks arising from its relationship with a brokerage firm through which it would submit derivatives trades for clearing. A fund would also be exposed to counterparty risk with respect to the clearinghouse. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Derivatives may be used by a fund for a variety of purposes, including:
•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
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Using derivatives, especially for non-hedging purposes, may involve greater risks to a fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives. Use of derivatives or similar instruments may have different tax consequences for a fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders.
When a fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.
Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A fund's sub-adviser may not make use of derivatives for a variety of reasons.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of a fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Derivatives may include, but are not limited to, the following:
•	Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund.
Investments in foreign currency options may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as a sub-adviser expects. There is a risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to a fund and poorer overall performance for the fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing a fund's investment objective, such as when a sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
•	Forwards and Futures Contracts. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as US exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the fund's NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund. Investment in these instruments
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involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the fund) and pricing risk (i.e., the instrument may be difficult to value).
•	Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, a fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a fund may use cross currency hedging or proxy hedging with respect to currencies in which the fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Investments in foreign currency forward exchange contracts may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as its sub-adviser expects. A sub-adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the applicable fund's investment objectives, such as when the sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
•	Swaps. Swap contracts, including credit default swaps, involve heightened risks and may result in losses to the fund. Swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller's payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either their counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Distressed or Defaulted Securities: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. A fund may suffer significant losses if a reorganization or restructuring is not completed as anticipated. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Distressed or defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Dollar Rolls: Fixed income securities with buy-back features enable a fund to recover principal upon tendering the securities to the issuer or a third party. A dollar roll transaction involves a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.
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The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities a fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets: Investments in the securities of issuers located in or principally doing business in emerging markets bear heightened foreign investments risks. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Some emerging market countries are especially vulnerable to economic conditions in other countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. A fund investing in emerging market countries may be required to establish special custody or other arrangements before investing. An investment in emerging market securities should be considered speculative.
Equity Securities: Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and, consequently, may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a fund fall, the value of your investment in the fund will decline. If a fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension: When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause a fund’s share price to be more volatile or go down.
Fixed-Income Securities: The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.
Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, a fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.
Focused Investing: To the extent a fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments: Investments in securities of foreign issuers (including those denominated in U.S. dollars) or issuers with significant exposure to foreign markets are subject to additional risks. Foreign countries in which a fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a fund’s investments may decline because of factors affecting the particular issuers as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.
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Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. In addition, a fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes, and special U.S. tax considerations may apply.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a fund's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the fund's ability to purchase or sell foreign securities or transfer a fund's assets back into the United States, or otherwise adversely affect the fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a fund holds illiquid investments, its portfolio may be harder to value.
Investment in securities of foreign issuers may also be subject to foreign custody risk which refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets outside the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non-U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities market is, or the more difficult communication is with that location, the greater the likelihood of custody problems.
American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to the same risks as direct investments in foreign securities.
Growth Stocks: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging: A fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. A fund’s hedging strategies may not work as intended, and a fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are determined to be below investment grade by the sub-adviser. High-yield debt securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often
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have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A fund with high-yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. High-yield securities are not generally meant for short-term investing. Unrated securities of comparable quality share these risks.
Industry Concentration: Certain funds will concentrate their investments in specific industries. Concentration in a particular industry subjects a fund to the risks associated with that industry. As a result, the fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Inflation-Protected Securities: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate (Transamerica Government Money Market): The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The fund's yield will tend to lag behind general changes in interest rates. The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Interest Rate: Interest rates in the United States have been at historically low levels and should be expected to go up. A fund faces a heightened risk that interest rates may rise. When interest rates rise, the value of fixed income securities will generally fall. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a fund, and the fund’s yield, may decline. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Similarly, a fund with a longer average portfolio duration will generally be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. A fund’s yield may decline due to a decrease in market interest rates.
Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
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Legal and Regulatory: Legal and regulatory changes could occur that may adversely affect a fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect a fund. A fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging: The value of your investment may be more volatile to the extent a fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have , potentially resulting in the loss of all assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements. The use of leverage is considered to be a speculative investment practice that may result in the loss of a substantial amount, and possibly all, of the fund’s assets.
Liquidity: A fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for a fund to sell, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Illiquid investments can be difficult to value. If a fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. In addition, securities, once sold by a fund, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders). Further, when there is illiquidity in the market for certain investments, a fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector or asset class.
Loans: Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
A fund may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund.
Junior loans, which have a lower place in the borrower's capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
There may be no active trading market for loans. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain a fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Certain courts have determined that loans are not securities and, therefore, purchasers such as a fund may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading.
Management: Each fund is subject to the risk that the investment manager’s or sub-adviser's judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment in a fund may decrease if its investment manager’s or sub-adviser's judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. A fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by its investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. A fund’s investment strategies designed by the
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investment manager or sub-adviser may not work as intended. In addition, a fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause a fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market: The value of a fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. A fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a fund's investments may be negatively affected.
Europe. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, on June 23, 2016, voters in the United Kingdom approved withdrawal from the European Union. On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the European Union; as a result, the United Kingdom will remain a member state, subject to European Union law with privileges to provide services under the single market directives, for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.
Medium Capitalization Companies: Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
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Model and Data: Certain sub-advisers may utilize quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the fund's investments.
If Models and Data prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose a fund to additional risks. For example, by utilizing Models or Data, a sub-adviser may buy certain investments at prices that are priced too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. A fund bears the risk that Models or Data used by its sub-adviser will not be successful in determining the size, direction, and/or weighting of investment positions that will enable the fund to achieve its investment objective.
Models can be predictive in nature. The use of predictive Models has inherent risks. For example, such Models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such Models may produce unexpected results, which can result in losses for a fund. Furthermore, the success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data.
Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. To address these issues, a sub-adviser evaluates the performance of the Models utilized, including Model prices and outputs versus recent transactions or similar securities, and as a result, such Models may be modified from time to time. There also can be no assurance that the use of Models will result in effective investment decisions for a fund.
Government Money Market Fund: Transamerica Government Money Market operates as a “government” money market fund under new federal regulations. The fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the fund will be able to maintain a $1.00 share price. The fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on fund redemptions, as permitted under the new regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future.
Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as Federal National Mortgage Association) or Freddie Mac (formally known as Federal Home Loan Mortgage Corporation) or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. For mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.
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Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Mortgage-Related Securities (Transamerica Government Money Market): The value of mortgage-related securities will be influenced by factors affecting the housing market. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans. Mortgage-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities: Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, housing, water or sewer and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse effect on the broader municipal securities market. To the extent a fund invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, such as health care, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue to worsen.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.
The rate of interest paid on municipal securities normally is lower than the rate of interest paid on fully taxable securities. Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The municipal market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening.
To the extent that the fund invests in municipal securities whose issuers are located in a single state, such as California, the fund will be more susceptible to economic, political and other developments that may adversely affect issuers in that state than are funds whose portfolios are more geographically diverse. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the state or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the state generally or any individual locality. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development, are all adversely affected by the recent economic recession. Unfavorable developments in any economic sector may adversely affect a particular state’s overall municipal market. Historically, California’s economy has been more volatile than that of the nation as a whole. Although California has a relatively diversified economy, California has concentrations in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services.
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Portfolio Turnover: Daily rebalancing of portfolio holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Also, active trading of the fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.
Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.
Prepayment or Call: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. This may adversely affect a fund’s net asset value. In addition, if a fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.
REITs: Investing in real estate investment trusts (“REITs”) involves unique risks. When a fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements. A failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs, or changes in the treatment of U.S. REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.
Redemption (Transamerica Government Money Market): A money market fund may experience periods of heavy redemptions that could cause the money market fund to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the money market fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the money market fund could hurt performance and/or cause the remaining shareholders in the money market fund to lose money. If the money market fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the money market fund's ability to maintain a stable $1.00 share price may be affected. In addition, the money market fund may suspend redemptions when permitted by applicable regulations.
Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Short Sales: A short sale may be effected by selling a security that a fund does not own. In order to deliver the security to the purchaser, a fund borrows the security, typically from a broker-dealer or an institutional investor. A fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, a fund would incur a loss; conversely, if the price declines, a fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A fund's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a fund held only long positions. A fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing. A fund may also take a short position in a derivative instrument, such as a forward, future or swap.
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A short sale may also be effected “against the box” if, at all times when the short position is open, a fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a fund would forego the potential realization of the increased value of the shares sold short.
Small and Medium Capitalization Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Smaller capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Small Capitalization Companies: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as a fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain countries in Europe currently have large sovereign debts and/or fiscal deficits which has led to significant uncertainties in the market as to whether or not the governments of those countries will be able pay in full and on time the amounts due in respect of those debts.
Tracking Error : Imperfect correlation between the underlying fund securities held by the fund and those in the index that the fund tracks, fund fees and expenses, maintenance of cash balances to meet redemption requests, rounding of prices and changes to an index and regulatory policies may cause tracking error, which is the divergence of a fund's performance from that of the fund's benchmark index.
Underlying Exchange Traded Funds: When a fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the
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ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Underlying Funds: When a fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests.
Underlying Government Money Market Funds (Transamerica Government Money Market): A fund may invest in other government money market funds. Each of the underlying government money market funds in which a fund may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, a fund will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.
U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.
Valuation: Many factors may influence the price at which a fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund's last valuation, and such differences could be significant, particularly for illiquid securities, securities priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a fund determines its net asset value. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, undervaluation may become more severe, or that a stock considered to be undervalued may actually be appropriately priced. A fund may underperform other equity funds that use different investing styles. A fund may also underperform other equity funds using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.
Yield (Transamerica Government Money Market): A money market fund invests in short-term money market instruments. As a result, the amount of income received by the money market fund will go up or down depending on variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the money market fund's expenses could absorb all or a significant portion of the money market fund's income, and, if a money market fund's expenses exceed the money market fund's income, a money market fund may be unable to maintain its $1.00 share price. If interest rates increase, a money market fund's yield may not increase proportionately. For example, TAM may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone or reimbursed. A money market fund is also required to maintain liquidity levels based on the characteristics and anticipated liquidity needs of its shareholders and a fund with greater liquidity needs may have a lower yield than money market funds with a different shareholder base. A money market fund may hold cash uninvested and, if so, will not earn income on those assets.
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Yield: The amount of income received by a fund will go up or down depending on variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
MORE ON CERTAIN ADDITIONAL RISKS:
The following provides additional risk information regarding investing in the funds.
Absence of Regulation: A fund may engage in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. Transactions in the OTC markets also are subject to the credit risk of the counterparty.
Cash Management and Defensive Investing: The value of investments held by a fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.
Conflicts of Interest: Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) and its affiliates are engaged in a variety of businesses and have interests other than that of managing the funds. The broad range of activities and interests of TAM and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders. Certain actual and potential conflicts are described below.
TAM serves as investment manager to certain funds of funds that invest in affiliated underlying funds and is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds. TAM may have an incentive to allocate the funds of funds' assets to those underlying funds for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or to those underlying funds for which an affiliate of TAM serves as the sub-adviser. Sub-advisers to certain funds of funds may also be conflicted in allocating the funds of funds’ assets among underlying funds.
TAM may have a financial incentive to implement or not to implement certain changes to the funds. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. TAM will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. The aggregation of assets of multiple funds for purposes of calculating breakpoints in sub-advisory fees may also give rise to conflicts of interest.
TAM manages other funds and products that have investment objectives similar to those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. These other accounts and products may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by TAM, on behalf of one or more other funds or products, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested.
A further discussion of conflicts of interest appears in the Statement of Additional Information.
Cybersecurity: Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause a fund, TAM, a sub-adviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality.
Expenses: Your actual costs of investing in a fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated, or with respect to a newly offered fund or class, if average net assets are lower than estimated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Inflation: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a fund’s assets can decline as can the value of the fund’s distributions.
Investments by Asset Allocation Funds and Unaffiliated Funds: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon, Transamerica Asset Allocation Short Horizon, Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, as well as Transamerica JPMorgan Asset Allocation – Conservative VP, Transamerica JPMorgan Asset Allocation – Growth VP, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Transamerica JPMorgan Asset Allocation – Moderate VP, Transamerica BlackRock Tactical Allocation VP, Transamerica JPMorgan International Moderate Growth VP, Transamerica
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Madison Balanced Allocation VP, Transamerica Madison Conservative Allocation VP and Transamerica Multi-Manager Alternative Strategies VP, each separate series of Transamerica Series Trust, are asset allocation funds (the “Asset Allocation Funds”) that invest in certain series of Transamerica Funds and may own a significant portion of the shares of an underlying fund.
Unaffiliated funds (the “Unaffiliated Funds”) may invest in series of Transamerica Funds subject to the fund of funds restrictions of Section 12(d)(1) of the 1940 Act. Unaffiliated Funds with exemptive relief from the SEC may invest in an underlying fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions. An Unaffiliated Fund may own a significant portion of the shares of an underlying fund.
Transactions by the Asset Allocation Funds and/or the Unaffiliated Funds may be disruptive to the management of an underlying fund. An underlying fund may experience large redemptions or investments due to transactions in fund shares by the Asset Allocation Funds and/or the Unaffiliated Funds. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs. In addition, when the Asset Allocation Funds and/or the Unaffiliated Funds own a substantial portion of an underlying fund's shares, a large redemption by an Asset Allocation Fund and/or an Unaffiliated Fund could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio.
Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in an underlying fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when an Asset Allocation Fund and/or an Unaffiliated Fund purchases, redeems, or owns a substantial portion of an underlying fund's shares.
When possible, TAM, the sub-adviser and/or the portfolio construction manager will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.
Operational: Your ability to transact with a fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including as a result of cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result.
Redemption: A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. In that event, the value of your investment in the fund would go down. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, if one decision maker exercises control over fund shares owned by other fund shareholders, including clients or affiliates of the Investment Manager and/or sub-advisers, redemptions by these shareholders may further increase the impact on the fund.
Regulatory: The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Wall Street Reform Act (the “Reform Act”) substantially increases regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives, and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, a fund may be subject to additional recordkeeping and reporting requirements. Other future regulatory developments may also impact a fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a fund itself is regulated. The impact of any new governmental regulation that may be implemented on the ability of a fund to use swaps or any other financial derivative product is not known at this time, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objective.
Securities Lending: Each fund, except as noted below, may lend securities to other financial institutions that provide cash, cash equivalents, or U.S. government or agency securities as collateral. When a fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund
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may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a fund.
The Asset Allocation Funds and Transamerica Government Money Market do not participate in securities lending.
Strategy: Securities and investment strategies with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different style or strategy. A fund may employ a combination of styles that impact its risk characteristics.
Tax: In order to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), each fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. In particular, a fund must generally diversify its holdings so that, at the end of each quarter of each taxable year, at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. If a fund were to fail to meet any of these requirements, the fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at corporate rates (without reduction for distributions to shareholders). The fund may be able to preserve its RIC qualification by meeting certain conditions, in which case it may be subject to certain additional taxes.
Any income a fund derives from investments in certain hard asset ETFs, such as certain commodity ETFs, and from other non-qualifying sources must be limited to a maximum of 10% of the fund’s gross income. If a fund fails to meet the 10% requirement, the fund may be subject to the federal income tax consequences described in the preceding paragraph. A fund may invest no more than 25% of its total assets in the securities of entities treated as qualified publicly traded partnerships for federal income tax purposes. If a fund fails to meet the 25% requirement, the fund may be subject to the federal income tax consequences described in the preceding paragraph.
Please note that there are other factors that could adversely affect your investment in a fund and that could prevent the fund from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.
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Shareholder Information

Management of Transamerica Funds
The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Funds. It oversees the operation of Transamerica Funds by its officers. It also reviews the management of each fund’s assets by the investment manager and sub-advisers. Information about the Trustees and executive officers of Transamerica Funds is contained in the Statement of Additional Information (“SAI”).
Investment Manager
Transamerica Asset Management, Inc. (“TAM” ), located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for Transamerica Funds. TAM provides continuous and regular investment management services to the funds. TAM is responsible for all aspects of the day-to-day management of Transamerica Asset Allocation – Intermediate Horizon, Transamerica Asset Allocation – Long Horizon and Transamerica Asset Allocation – Short Horizon. For each of the  other funds, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the funds and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each fund. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid investment management fees for its service as investment manager to each fund. These fees are calculated on the average daily net assets of each fund.
TAM has been a registered investment adviser since 1996. As of December 31, 2017, TAM has approximately $83.9 billion in total assets under management. TAM is also registered as a commodity pool operator under the Commodity Exchange Act with respect to Transamerica Inflation-Protected Securities. The remaining funds are operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.
TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.
TAM acts as a manager of managers for the funds pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable fund’s shareholders, to:
(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)	materially change the terms of any sub-advisory agreement; and
(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
Pursuant to the exemptive order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.
Legal Proceedings
A previously disclosed ongoing investigation by the Securities and Exchange Commission’s Division of Enforcement may lead to legal proceedings against Aegon USA Investment Management, LLC (“AUIM”), Transamerica Asset Management, Inc. (“TAM”) and/or Transamerica Capital, Inc. (“TCI”). These legal proceedings could have a material adverse effect on one or more of these entities. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds. The funds do not know the timing or outcome of any possible proceeding, including whether any proceeding is likely to have a material adverse impact on the funds, AUIM, TAM or TCI.
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The investigation relates to errors in the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds, as well as in the operation and/or implementation of an asset allocation model and volatility guidelines utilized by AUIM when it served as sub-adviser to certain Transamerica asset allocation funds. The investigation also concerns whether appropriate disclosures were made regarding these matters. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP (formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP).
AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015. Expert analyses provided to the funds indicate that errors in the models and guidelines did not have a material adverse impact on fund performance.
The funds are affected by many factors and risks: for example, the risk that sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.
Management Fees Paid for the Fiscal Year Ended October 31, 2017
For the fiscal year ended October 31, 2017, each fund paid the following management fee as a percentage of its average daily net assets:
Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica Asset Allocation Intermediate Horizon	0.10%
Transamerica Asset Allocation Long Horizon	0.10%
Transamerica Asset Allocation Short Horizon	0.10%
Transamerica Balanced II	0.07%
Transamerica Government Money Market	0.21%
Transamerica High Quality Bond	0.27%
Transamerica High Yield Bond	0.56%
Transamerica Inflation-Protected Securities	0.21%
Transamerica Intermediate Bond	0.35%
Transamerica International Equity	0.71%
Transamerica International Growth	0.88%
Transamerica Large Core	0.54%
Transamerica Large Growth	0.57%
Transamerica Large Value Opportunities	0.36%
Transamerica Mid Cap Growth	0.70%
Transamerica Mid Cap Value Opportunities	0.67%
Transamerica Small Cap Core	0.74%
Transamerica Small Cap Growth	0.81%
Transamerica Small Cap Value	0.80%
Recent Management Fee Changes
Transamerica Government Money Market: Effective as of October 13, 2017, the management fee is 0.25% of the first $1 billion; 0.24% over $1 billion up to $3 billion; and 0.23% in excess of $3 billion of average daily net assets. Prior to October 13, 2017, the management fee was 0.28% of the first $1 billion; 0.27% over $1 billion up to $3 billion; and 0.26% in excess of $3 billion.
Transamerica International Growth: Effective March 1, 2018, the management fee is 0.77% of the first $500 million; 0.76% over $500 million up to $1 billion; 0.71% over $1 billion up to $2 billion; 0.695% over $2 billion up to $3 billion; and 0.68% in excess of $3 billion of average daily net assets. For the period beginning August 1, 2017 through March 1, 2018, the management fee was 0.905%
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of the first $500 million; 0.88% over $500 million up to $1 billion; 0.83% over $1 billion up to $1.5 billion; 0.805% over $1.5 billion up to $2 billion; and 0.78% in excess of $2 billion in average daily net assets. Prior to August 1, 2017, the management fee was 0.93% of the first $250 million; 0.905% over $250 million up to $500 million; 0.88% over $500 million up to $1 billion; and 0.83% in excess of $1 billion in average daily net assets.
A discussion regarding the Board of Trustees’ renewal of each fund’s investment management agreement is available in each fund’s annual report for the fiscal year ended October 31, 2017.
Sub-Adviser(s)
Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective fund, each sub-adviser shall provide day-to-day investment advice and recommendations for the fund.
Each sub-adviser receives compensation from TAM.
Funds	Sub-Adviser	Sub-Adviser Address
Transamerica Balanced II	Aegon USA Investment Management, LLC	4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica Government Money Market
Transamerica High Yield Bond
Transamerica Intermediate Bond

Transamerica Large Core	AJO, LP	230 South Broad Street, 20th Floor Philadelphia, PA 19102
Transamerica Large Value Opportunities

Transamerica Inflation-Protected Securities	BlackRock Financial Management, Inc.	55 East 52nd Street New York, NY 10055

Transamerica Small Cap Value	Boston Advisors, LLC	1 Liberty Square Boston, Massachusetts 02109

Transamerica International Growth	Greystone Managed Investments Inc.	300-1230 Blackfoot Drive Regina, Saskatchewan S4S 7G4, Canada

Transamerica Large Growth	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

Transamerica Balanced II	J.P. Morgan Investment Management Inc.	270 Park Avenue New York, NY 10017

Transamerica High Quality Bond	Merganser Capital Management, LLC	99 High Street Boston, MA 02110

Transamerica Mid Cap Growth	Quantum Capital Management	311 California Street, Suite 510 San Francisco, CA 94104

Transamerica Small Cap Growth	Ranger Investment Management, L.P.	2828 N. Harwood Street, Suite 1900, Dallas, TX 75201

Transamerica Small Cap Core	Systematic Financial Management, L.P.	300 Frank W. Burr Blvd. Glenpointe East, 7th Floor Teaneck, NJ 07666

Transamerica International Equity Transamerica Mid Cap Value Opportunities	Thompson, Siegel & Walmsley LLC	6641 West Broad Street, Suite 600 Richmond, VA 23230

Transamerica Large Growth	Wellington Management Company LLP	280 Congress Street Boston, MA 02210
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Further Information About Each Sub-Adviser
Aegon USA Investment Management, LLC, a wholly-owned and indirect subsidiary of Aegon N.V., has been a registered investment adviser since December 2001. As of December 31, 2017, Aegon USA Investment Management, LLC has approximately $104.6 billion in total assets under management.
AJO, LP has been a registered investment adviser since 1984. As of December 31, 2017, AJO, LP has approximately $27.1 billion in total assets under management.
BlackRock Financial Management, Inc., a wholly owned and indirect subsidiary of BlackRock, Inc., has been a registered investment adviser since 1988. As of December 31, 2017, BlackRock, Inc. has approximately $6.288 trillion in total assets under management.
Boston Advisors, LLC has been a registered investment adviser since 1982. As of December 31, 2017, Boston Advisors, LLC has approximately $5 billion in total assets under management.
Greystone Managed Investments Inc. (“Greystone”) has been a registered investment adviser since March 2016. As of December 31, 2017, Greystone had approximately $26.9 billion in total assets under management. Greystone is a wholly-owned subsidiary of Greystone Capital Management Inc., a company formed in 1988 and registered in Saskatchewan as an adviser in the category of portfolio manager.
Jennison Associates LLC is organized under the laws of Delaware as a single member limited liability company whose sole member is PGIM, Inc. (formerly, Prudential Investment Management, Inc.), which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC (formerly, Prudential Asset Management Holding Company LLC), which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.), has been a registered investment adviser since 1969. As of December 31, 2017, Jennison Associates LLC has approximately $175.4 billion in total assets under management.
J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2017, J.P. Morgan Investment Management Inc. and its affiliates has $1.7 trillion in assets under management.
Merganser Capital Management, LLC, an operating subsidiary of Providence Equity Partners, has been a registered investment adviser since 1984. As of December 31, 2017, Merganser Capital Management, LLC has approximately $10.0 billion in total assets under management.
Quantum Capital Management has been a registered investment adviser since October 1996. As of December 31, 2017, Quantum Capital Management had approximately $496 million in assets under management.
Ranger Investment Management, L.P. has been a registered investment adviser since 2003. As of December 31, 2017, Ranger Investment Management, L.P. has approximately $1.4 billion in total assets under management.
Systematic Financial Management, L.P. has been a registered investment adviser since 1982. Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds a majority interest in Systematic Financial Management, L.P. through its wholly-owned subsidiary, Titan NJ LP Holdings LLC. As of December 31, 2017, Systematic Financial Management, L.P. has approximately $5.3 billion in total assets under management.
Thompson, Siegel & Walmsley LLC is a majority-owned subsidiary of OM Asset Management plc, a NYSE listed company. Thompson, Siegel & Walmsley LLC has been a registered investment adviser since 1970. As of December 31, 2017, Thompson, Siegel & Walmsley LLC has approximately $25 billion in total assets under management.
Wellington Management Company LLP, a Delaware limited liability partnership, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management Company LLP and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management Company LLP is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2017, Wellington Management Company LLP and its investment advisory affiliates had investment management authority with respect to approximately $1.08 trillion in client assets.
Portfolio Manager(s)
Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.
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Transamerica Asset Allocation Intermediate Horizon
Name	Adviser	Positions Over Past Five Years
Christopher A. Staples, CFA	Transamerica Asset Management, Inc.	Lead Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2007; Employed by Transamerica Asset Management, Inc. since 2004; Senior Vice President and Chief Investment Officer – Advisory Services
Kane Cotton, CFA	Transamerica Asset Management, Inc.	Associate Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2014; Employed by Transamerica Asset Management, Inc. since 2014
Sean Serrell, CFA	Transamerica Asset Management, Inc.	Associate Portfolio Manager of the fund since 2018; Employed by Transamerica Asset Management, Inc. since 2015
Transamerica Asset Allocation Long Horizon
Name	Adviser	Positions Over Past Five Years
Christopher A. Staples, CFA	Transamerica Asset Management, Inc.	Lead Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2007; Employed by Transamerica Asset Management, Inc. since 2004; Senior Vice President and Chief Investment Officer – Advisory Services
Kane Cotton, CFA	Transamerica Asset Management, Inc.	Associate Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2014; Employed by Transamerica Asset Management, Inc. since 2014
Sean Serrell, CFA	Transamerica Asset Management, Inc.	Associate Portfolio Manager of the fund since 2018; Employed by Transamerica Asset Management, Inc. since 2015
Transamerica Asset Allocation Short Horizon
Name	Adviser	Positions Over Past Five Years
Christopher A. Staples, CFA	Transamerica Asset Management, Inc.	Lead Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2007; Employed by Transamerica Asset Management, Inc. since 2004; Senior Vice President and Chief Investment Officer – Advisory Services
Kane Cotton, CFA	Transamerica Asset Management, Inc.	Associate Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2014; Employed by Transamerica Asset Management, Inc. since 2014
Sean Serrell, CFA	Transamerica Asset Management, Inc.	Associate Portfolio Manager of the fund since 2018; Employed by Transamerica Asset Management, Inc. since 2015
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Transamerica Balanced II
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Head of Investment Grade Credit
Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2015, Portfolio Analyst since 2013 and Risk Analyst since 2007
Doug Weih, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009 and Co-Head of Public Fixed Income since 2017
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Steven G. Lee	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2014; Employee of J.P. Morgan Investment Management Inc. since 2004; Managing Director; Portfolio Manager on the U.S. Disciplined Equity Team
Tim Snyder, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2013; Employee of J.P. Morgan Investment Management Inc. since 2003; Executive Director; Portfolio Manager on the U.S. Disciplined Equity Team; Specialties include Research Enhanced Index (REI) strategies
Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2010; Employee of J.P. Morgan Investment Management Inc. since 1991; Managing Director; Portfolio Manager on the U.S. Disciplined Equity Team; Specialties include Research Enhanced Index (REI) strategies
Transamerica High Quality Bond
Name	Sub-Adviser	Positions Over Past Five Years
Peter S. Kaplan, CFA,	Merganser Capital Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 1990; Employee of Merganser Capital Management, LLC since 1986
Jennifer K. Wynn, CFA	Merganser Capital Management, LLC	Portfolio Manager of the fund since 2016; Employee of Merganser Capital Management, LLC since 2000; Lead of Short Term product.
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Transamerica High Yield Bond
Name	Sub-Adviser	Positions Over Past Five Years
Kevin Bakker, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2007; Co-Head of High-Yield; Portfolio Manager with Aegon USA Investment Management, LLC since 2007; Senior Research Analyst 2003 – 2007
Benjamin D. Miller, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2006; Co-Head of High-Yield; Senior Research Analyst with Aegon USA Investment Management, LLC 1993 – 2006
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004, Head of Leveraged Finance since 2014, Co-Head of Public Fixed Income since 2017 and Deputy Chief Investment Officer since 2018
Derek Thoms	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager with Aegon USA Investment Management, LLC since 2015. High Yield Trader with Aegon USA Investment Management, LLC 2013 - 2015
Transamerica Inflation-Protected Securities
Name	Sub-Adviser	Positions Over Past Five Years
Christopher Allen, CFA	BlackRock International, Ltd.	Portfolio Manager of the fund since 2017; Portfolio Manager with BlackRock International, Ltd. since 2004; Senior Portfolio Manager; Lead Manager
Martin Hegarty	BlackRock Financial Management, Inc.	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2010; Portfolio Manager with BlackRock Financial Management, Inc. since 2010; Managing Director; Senior Portfolio Manager; From 2003 – 2010, Bank of America Merrill Lynch, Director, Global Rates and Currency Group
Transamerica Intermediate Bond
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Head of Investment Grade Credit
Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2015, Portfolio Analyst since 2013 and Risk Analyst since 2007
Doug Weih, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009 and Co-Head of Public Fixed Income since 2017
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Name	Sub-Adviser	Positions Over Past Five Years
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Transamerica International Equity
Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2011; Portfolio Manager of TS&W International Equity Portfolio from October 31, 2005 to February 28, 2011; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 1996
Transamerica International Growth
Name	Sub-Adviser	Positions Over Past Five Years
Alfred Li, CFA	Greystone Managed Investments Inc.	Portfolio Manager of the fund since 2018; employee of Greystone Managed Investments Inc. since 2006; Vice-President & Co-Lead, International Equity
Jeff Tiefenbach, CFA	Greystone Managed Investments Inc.	Portfolio Manager of the fund since 2018; employee of Greystone Managed Investments Inc. since 2005; Chief Investment Officer, Public Equities
Transamerica Large Core
Name	Sub-Adviser	Positions Over Past Five Years
Theodore R. Aronson	AJO, LP	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2004; Employee of AJO, LP since 1984
Stefani Cranston	AJO, LP	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2007; Employee of AJO, LP since 1991
Gina Marie N. Moore	AJO, LP	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2004; Employee of AJO, LP since 1998
Gregory J. Rogers	AJO, LP	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2012; Employee of AJO, LP since 1993
Christopher J. W. Whitehead	AJO, LP	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2009; Research Analyst from 2004 – 2009; Employee of AJO, LP since 2000
Transamerica Large Growth
Name	Sub-Adviser	Positions Over Past Five Years
Blair A. Boyer	Jennison Associates LLC	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2009; Managing Director of Jennison Associates LLC
Michael A. Del Balso	Jennison Associates LLC	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2009; Managing Director and Director of Research for Growth Equity of Jennison Associates LLC
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Name	Sub-Adviser	Positions Over Past Five Years
Spiros Segalas	Jennison Associates LLC	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2009; Director, President and Chief Investment Officer of Jennison Associates LLC
Mammen Chally, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2014; Senior Managing Director and Equity Portfolio Manager of Wellington Management Company LLP; joined the firm as an investment professional in 1994
Douglas McLane, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2016; Managing Director and Equity Research Analyst of Wellington Management Company LLP; joined the firm in 2011
David Siegle, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2016; Managing Director and Equity Research Analyst of Wellington Management Company LLP; joined the firm in 2001
Transamerica Large Value Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
Theodore R. Aronson	AJO, LP	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2009; Employee of AJO, LP since 1984
Stefani Cranston	AJO, LP	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2009; Employee of AJO, LP since 1991
Gina Marie N. Moore	AJO, LP	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2009; Employee of AJO, LP since 1998
Gregory J. Rogers	AJO, LP	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2012; Employee of AJO, LP since 1993
Christopher J. W. Whitehead	AJO, LP	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2009; Research Analyst from 2004 – 2009; Employee of AJO, LP since 2000
Transamerica Mid Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
Howard Aschwald, CFA	Quantum Capital Management	Portfolio Manager of the fund since 2013; Co- Founder, Chief Investment Officer & Director of Research with Quantum Capital Management since 1996
Timothy Chatard, CFA	Quantum Capital Management	Portfolio Manager of the fund since 2014; Employed with Quantum Capital Management since 2013 as part of the investment research team responsible for equity analysis in several economic sectors. Prior to joining Quantum Capital Management, he was an analyst at Morgan Stanley from 1991 to 1994; Portfolio Manager at Franklin Templeton Group from 1996 to 1999; Portfolio Manager at Sterling Johnston Capital Management from 1999 to 2009; and Portfolio Manager at Tano Capital from 2010 to 2013
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Transamerica Mid Cap Value Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2014; Chief Investment Officer; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2001
Transamerica Small Cap Core
Name	Sub-Adviser	Positions Over Past Five Years
Eoin E. Middaugh, CFA	Systematic Financial Management, L.P.	Co-Portfolio Manager of the fund since 2013; Employed by Systematic Financial Management, L.P. since 2002; Portfolio Manager since 2006; Managing Partner since 2010
D. Kevin McCreesh, CFA	Systematic Financial Management, L.P.	Co-Portfolio Manager of the fund since 2013; Managing Partner of Systematic Financial Management, L.P. since 1996
Transamerica Small Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
W. Conrad Doenges	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2012; Portfolio Manager at Ranger Investment Management, L.P. since 2004
Andrew Hill	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2017; Sector Manager at Ranger Investment Management, L.P. since 2002
Joseph LaBate	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2017; Sector Manager at Ranger Investment Management, L.P. since 2002
Transamerica Small Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
James W. Gaul, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2005; Vice President and Portfolio Manager.
David Hanna	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2007; Senior Vice President and Director of Institutional Portfolio Management
Douglas A. Riley, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2002; Senior Vice President and Director of Growith Equity Investing.
Michael J. Vogelzang, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 1997; President and Chief Investment Officer.
Trustees’ Approval of Sub-Advisory Agreements
With the exception of Transamerica International Growth, a discussion regarding the Board of Trustees’ renewal of each fund’s investment sub-advisory agreement is available in each fund’s annual report for the fiscal year ended October 31, 2017. With respect to Transamerica International Growth, a discussion regarding the Board of Trustees’ approval of the fund’s investment sub-advisory agreement will be available in the fund’s semi-annual report for the six-month period ended April 30, 2018.
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Disclosure of Portfolio Holdings
A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Funds website at www.transamerica.com.
Fund Expenses
During times of market volatility or decline, assets of your fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in your fund’s Annual Fund Operating Expenses table under “Fees and Expenses” in this prospectus.
The “Other expenses” items in the Annual Fund Operating Expenses table for your fund include fees for custodial, legal, transfer agency, and, as applicable, sub-transfer agency services. “Other expenses” also include various other expenses applicable to each share class of your fund.
Sub-Transfer Agency Fees
Class R2 shares pay sub-transfer agency fees of $11.00 per account to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services with respect to shareholder accounts in lieu of the transfer agent providing such services. The other share classes offered in this prospectus do not pay sub-transfer agency fees directly, but, the transfer agent may use its available resources to pay for sub-transfer agency services for any share class, including those that pay sub-transfer agency fees directly.
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How To Contact the Funds

•	Customer Service: 1-888-233-4339
•	Internet: www.transamerica.com
•	Fax: 1-888-329-4339

Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945
Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105
Retirement plan participants in a retirement plan administered by Transamerica Retirement Solutions, TAM’s affiliate, should contact 1-800-755-5801 for additional information.
The following information applies to Class R, Class R2, Class R4 and Class I3 Shares.
Availability

Class R shares, Class R2 shares and Class R4 shares are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. A plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R and Class R2 shares in certain investment products or programs.
A financial service firm serving as an intermediary can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts or to obtain an application to participate in a plan, participants should contact their financial service firm serving as an intermediary, employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee charges and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the return of investments in Class R and Class R2 shares of the funds.
Class R, Class R2 and Class R4 shares are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly.
Each fund reserves the right to discontinue offering Class R, Class R2, Class R4 and Class I3 shares at any time, to liquidate or merge such share classes into another class of shares, or to cease investment operations entirely.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts.
Opening an Account

Fill out the New Account Application, which is available on our website. Transamerica Funds requires all applications to include an investment representative or an approved broker-dealer of record. An approved broker-dealer is one that is providing services under a valid dealer sales agreement with the funds’ distributor. If you are an institutional entity or an employee of Transamerica and its affiliates that qualifies for Class I share purchases, Transamerica may not require a broker-dealer on your application at the time the account is established.
IRAs and other retirement plan accounts require different applications, which you can request by calling Customer Service or by visiting our website at www.transamerica.com.
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Federal regulations may require the fund to obtain, verify and record certain information from you and persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth (for an individual), permanent residential address or principal place of business and Social Security Number or Employer Identification Number. The fund may also ask to see other identifying documents. If you do not provide the information, the fund may not be able to open your account. Identifying information must be provided for each trader on an account. The fund may also place limits on account transactions while it is in the process of verifying your identity. If the fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the fund believes it has identified potentially criminal activity, the fund reserves the right to take action it deems appropriate or as required by law, which may include redeeming your shares and closing your account.
Additional shares may be purchased through a retirement plan’s administrator, record-keeper or financial service firm serving as an intermediary.
Minimum Investment
There is no minimum investment for eligible retirement plans investing in Class R or Class R2 shares. The minimum initial investment for Class R4 shares is $5,000. The funds are currently waiving this minimum. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
There is no minimum investment for Class I3 shares for those that qualify for the share class.
By Mail
•	Send your completed application and check may payable to Transamerica Fund Services, Inc.
Through an Authorized Dealer
•	The dealer is responsible for opening your account and providing Transamerica Funds with your taxpayer identification number.

Buying Shares

Investors may purchase shares of the funds at the “offering price” of the shares, which is the net asset value per share (“NAV”). Please note that purchase requests initiated through an automated service that exceed $50,000 per day may be rejected and must be submitted by check or via bank wire.
Please refer to the retirement plan documents for information on how to purchase Class R, Class R2 and R4 shares of the funds and any fees that may apply.
Transamerica Funds must receive your payment within three business days after your order is accepted.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege, without notice and regardless of size. Each fund reserves the right to discontinue offering any class of shares at any time, to liquidate any class of shares or merge any class of shares into another class of shares, or to cease investment operations entirely.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
By Check
•	Make your check payable and send to Transamerica Fund Services, Inc.
•	If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica fund(s) in which you wish to invest. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.
•	Redemption proceeds will be withheld for up to 10 calendar days from the date of purchase for funds to clear.
•	Transamerica Funds does not accept cash, money orders, traveler’s checks, credit card convenience checks, or starter checks without pre-printed information. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Funds. We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
•	If you are opening a new account, send your completed application along with your check.
By Automatic Investment Plan
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•	With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.
By Telephone
•	You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website at www.transamerica.com for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.
Through an Authorized Dealer
•	If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.
By Internet
•	You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website at www.transamerica.com for information on how to establish an electronic bank link.

By Payroll Deduction
•	You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this option.
By Wire Transfer
•	You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:
State Street Bank and Trust Company, Boston, MA, ABA#011000028 Credit: Transamerica Funds Acct #00418533 Ref: Shareholder name, Transamerica fund and account numbers.
•	Shares will be purchased at the next determined public offering price after receipt of your wire if you have supplied all other required information.
Other Information
If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.
Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order, including, but not limited to, any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer.
Selling Shares

Shares may be sold (or “redeemed”) on any day the New York Stock Exchange is open for business. Proceeds from the redemption of shares will normally be sent to redeeming shareholders within three business days after receipt of a redemption request in good order, but in any event within seven days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, Transamerica Funds may postpone payment under certain circumstances, such as when the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC or authorized by law.
If you have recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the fund is reasonably satisfied that the check or electronic funds transfer has cleared (which may take up to ten calendar days). This delay may be avoided if you purchase shares by Federal Funds wire or certified check.
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Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee for all shareholders. Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee.
The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.
If you own Class R, Class R2 or R4 shares, please refer to the retirement plan documents for information on how to redeem Class R, Class R2 and R4 shares of the funds.
Please see the SAI for more details.
Shares are redeemed at NAV.
To request your redemption and receive payment by:
Direct Deposit – ACH
•	You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.
Direct Deposit – Wire
•	You may request an expedited wire redemption in writing or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.
Check to Address of Record
•	Written Request – Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.
•	Telephone or Internet Request – You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.
Check to Another Party/Address
•	This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.
Systematic Withdrawal Plan (by Direct Deposit – ACH or Check)
•	You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP, or visit our website to obtain the appropriate form to complete.
Through an Authorized Dealer
•	You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.
Your Request to Sell Your Shares and Receive Payment May Be Subject to:
•	The type of account you have and if there is more than one shareholder.
•	The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.
•	A written request and original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.
•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.
•	Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
•	Redemption proceeds will be withheld for up to 10 calendar days from the date of purchase for funds to clear.
•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged.
Please see additional information relating to original signature guarantee later in this prospectus.
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Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If a fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.
Involuntary Redemptions
Each fund reserves the right, to the fullest extent permitted by law, to close your account if the account value falls below the fund’s minimum account balance, including solely due to declines in NAV, or you are deemed to engage in activities that are illegal (such as late trading), activity that is believed to be detrimental to the fund (such as market timing), or other potential criminal or fraudulent activity.
Exchanging Shares

• You may request an exchange in writing, by phone, or by accessing your account through the internet.
• You can exchange shares in one fund for shares in the same class of another fund.
• An exchange is treated as a redemption of a fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus for that fund carefully.
• If you exchange all your shares to a new fund, any active systematic plan that you maintain with Transamerica Funds will also carry over to this new fund unless otherwise instructed.
• In certain circumstances, shares of one class of a fund may also be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information.
• Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days’ written notice.
• Transamerica Funds reserves the right to deny any exchange request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.
• The minimum exchange amount may be waived with respect to transactions in omnibus accounts maintained on behalf of certain 401(k) and other retirement plans.
• For Class R, R2 and R4 shares, if authorized by your plan, you can request an exchange of your shares in one fund for corresponding shares of another fund. Please refer to you plan’s documents for additional information. An exchange is treated as a redemption of a fund’s shares followed by a purchase of shares of the fund into which you exchanged. Prior to making exchanges into a fund you do not own, please read the prospectus of that fund.
An exchange of shares in one fund for shares of another fund is considered a redemption followed by a purchase and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. You should consult your tax advisor before making an exchange.
Converting Shares
If you hold Class R, Class R2, Class R4 or Class I3 shares and are eligible for purchase of Class I shares as described in the Class I prospectus, you may be eligible to convert your shares to Class I shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc. to permit or reject such a conversion. Please contact your financial adviser or Customer Service for conversion requirements and instructions. Class I shares are not available in this prospectus.
A conversion between share classes of the same fund is a nontaxable event.
If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.
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Choosing a Share Class

The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.
Class R and Class R2 Shares
Class R and Class R2 shares are generally intended for purchase by smaller retirement plan clients of Transamerica Retirement Solutions, LLC. For Class R shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.50% of the average daily net assets of the fund’s Class R shares. For Class R2 shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.25% of the average daily net assets of the fund’s Class R2 shares. Class R and Class R2 shares are only offered through 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R and Class R2 shares are available only to eligible retirement plans where either Class R or Class R2 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
Class R4 Shares
Class R4 shares are generally intended for purchase by larger retirement plan clients of Transamerica Retirement Solutions, LLC. Class R4 shares of a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.25% of the average daily net assets of the fund’s Class R4 shares. Class R4 shares of are intended for purchase by participants in certain retirement plans described below and under the following conditions:
°	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).
°	Class R4 shares are available only to eligible retirement plans where Class R4 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
°	The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R4 shares in certain investment products or programs.
Class I3 Shares
Class I3 shares are intended for purchase by certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares are not subject to distribution and service fees.
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Features and Policies

Customer Service
Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamerica.com.
You may also send instructions by mail, by fax, or by using our automated phone system at 1-888-233-4339.
Uncashed Checks Issued on Your Account
If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the NAV next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the original funds that you held, for example, if a fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in Transamerica Government Money Market.
Minimum Dividend Check Amounts
To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.
Minimum Account Balance
Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:
Account Balance (per fund account)	Fee Assessment (per fund account)
If your balance is below $1,000 per fund account, including solely due to declines in NAV	$25 annual fee assessed, until balance reaches $1,000
No fees will be charged on:
•	accounts opened within the preceding 12 months
•	accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)
•	accounts owned by an individual that, when combined by Social Security Number, have a balance of $5,000 or more
•	accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more
•	accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements
•	UTMA/UGMA accounts (held at Transamerica Funds)
•	UMB Bank, N.A. Custodial Accounts (held at Transamerica Funds)
•	Coverdell ESA accounts (held at Transamerica Funds)
•	Omnibus and Network Level 3 accounts
While there is currently no minimum account size for maintaining a Class R or Class R2 share account, the funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.
Telephone Transactions
Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.
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Retirement and ESA UMB Bank, N.A. Account Maintenance Fees
Retirement plan and Coverdell ESA UMB Bank, N.A. accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’ value per Social Security Number is more than $50,000.
Professional Fees
Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.
Signature Guarantee
An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. For certain requests, a notary may be accepted.
An original signature guarantee is typically required if any of the following is applicable:
•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.
•	You would like your redemption proceeds wired to a bank account other than a bank account of record.
•	You are adding or removing a shareholder from an account.
•	You are changing ownership of an account.
•	When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.
•	Transactions requiring supporting legal documentation.
The funds reserve the right to require an original signature guarantee or a notary under other circumstances or to reject or delay a redemption on certain legal grounds.
An original signature guarantee or notary may be refused if any of the following is applicable:
•	It does not appear valid or in good form.
•	The transaction amount exceeds the surety bond limit of the signature guarantee.
•	The guarantee stamp has been reported as stolen, missing or counterfeit.
Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee with prior approval from Transamerica. Contact Transamerica for additional details.
Note: For certain maintenance and non-financial requests, Transamerica Funds may require a Signature Validation Program Stamp for your protection. When an institution provides a Signature Validation Program Stamp, it assures Transamerica Funds that the signature and instructions are yours and that you have the authority to provide the instruction(s) contained within the request.
Electronic Signatures
Transamerica may accept electronic signatures in certain circumstances. Please contact Customer Service (1-888-233-4339) to see if you are eligible for this feature.
Paperless Legal Program
Transamerica may accept requests to transfer or redeem accounts having an original signature guarantee without the necessity to include additional legal documentation. The shareholder should contact their signature guarantor regarding all documentation that may be required to obtain an original signature guarantee.
Employer Sponsored Accounts
If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)
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E-Mail Communication
As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all account specific requests be submitted only via telephone, mail or through the secure link on our website.
Reinvestment Privilege
Within a 90-day period after you sell your shares, you have the right to “reinvest” your money in any fund of the same class. Any CDSC you paid on your shares will be credited to your account. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.
Statements and Reports
Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of the prior year’s income dividends and capital gains distributions will be mailed to shareholders early each year.
Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.
eDelivery
By enrolling in eDelivery, you are notified via e-mail when shareholder documents are available for viewing on our website such as account statements, financial transaction confirmations, prospectuses, tax forms, and annual and semi-annual reports. With eDelivery, you can save time by receiving e-mail notifications days before documents might be received through the postal service; reduce clutter by reducing the amount of paper for filing, shredding, or recycling; lower environmental impact by cutting paper waste and transportation requirements; and enjoy added security by accessing your information electronically through our secure website link.
Once your account is established, visit our website at www.transamerica.com. Click on “Login,” select “Mutual Funds” from the drop down menu, select “Individual Investor” and log into your account. When you have logged into your account, select the “Electronic Delivery” option and follow the simple enrollment steps provided.
Right to Terminate or Suspend Account Privileges
The fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the fund’s policy to detect and deter frequent purchases, redemptions and exchanges, the fund may review and consider the history of frequent trading activity in all accounts in the Transamerica Funds known to be under common ownership or control. The fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the fund determines, in the exercise of its discretion, has engaged in such trading activity.
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.
The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.
The funds rely primarily on the retirement plan recordkeepers and administrators that make the funds available to retirement plans and their participants (including recordkeepers affiliated with TAM) to monitor market timing and excessive trading by plan participants. The funds seek periodic certifications from these retirement plan recordkeepers that they have policies and procedures in place
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designed to monitor and prevent market timing and excessive trading activity by plan participants and that they will use their best efforts to prevent market timing and excessive trading activity that appears to be in contravention of the funds’ policies on market timing or excessive trading as disclosed in this prospectus. The funds also may instruct retirement plan recordkeepers from time to time to scrutinize purchases, including purchases in connection with exchange transactions that exceed a certain size. Each fund reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or excessive trading by a plan participant or by accounts of plan participants under common control (for example, related plan participants, or a financial adviser with discretionary trading authority over multiple accounts). The funds apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or excessive trading.
While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements.
The funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by the capabilities of operational and information systems. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.
Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.
Reallocations in underlying series of Transamerica Funds by an Asset Allocation Fund that invests in other series of Transamerica Funds in furtherance of a fund’s objective are not considered to be market timing or excessive trading.
Additional Information
This prospectus and the SAI provide information concerning the funds that you should consider in determining whether to purchase shares of a fund. A fund may make changes to this information from time to time. Each fund’s investment objective may be changed by the Board without shareholder approval. Each fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the SAI.
A fund that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities suggested by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights of any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
The funds enter into contractual arrangements with various parties, including the funds’ investment manager, who provides services to the funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
To the extent authorized by law, the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for customers, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us. Individual states may have their own requirements. For more information regarding escheatment and unclaimed property in your state, ask your salesperson or visit your financial intermediary’s website.
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the funds until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and
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documentation generally includes, to the extent applicable to the transaction: your completed application; the transaction amount (in dollars, shares or percentage terms); the names, fund and account number(s) and allocations to and/or from the fund accounts affected by the requested transaction; the signatures of all owners (exactly as registered on the account) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents and signature guarantees. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect any purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. “Received” or receipt in good order generally means that everything necessary must be received by the funds, at our mailing address specified in this prospectus. We reserve the right to reject electronic transactions that do not meet our requirements.
Pricing of Shares

How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of all funds (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus any applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the Asset Allocation Funds are received and accepted. For purchases of shares of the Asset Allocation Funds through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Asset Allocation Funds.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s
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fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
Distribution of Shares

Distributor
Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202 underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. TCI is an affiliate of the investment manager and the funds.
The funds may pay TCI, or its agent, fees for its services. Of the distribution and service fees it usually receives for Class R, Class R2 or Class R4 shares, TCI, or its agent, may reallow or pay to brokers or dealers who sold them 0.50%, 0.25% and 0.25%, respectively, of the average daily net assets of those shares.
Distribution Plan
Each fund has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940 (the “Plan”) for each class of shares .
The Plan permits the use of fund assets to pay distribution and service fees for the sale and distribution of its shares. These fees are used to pay TCI, broker-dealers, financial intermediaries and other professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses.
Under the Plan, each fund pays the following distribution and service fees (as a percentage of the fund’s average daily net assets):
•	Class R Shares – Up to 0.50%
•	Class R2 and Class R4 Shares – Up to 0.25%
•	Class I3 Shares – N/A
Because these fees are paid out of each fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Other Distribution and Service Arrangements
TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.
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TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of the funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, the funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.
TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to unaffiliated brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related distribution or shareholder servicing activities. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the funds.
Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or fund shareholders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a fund on a sales list or mutual fund trading platform, including a preferred or select sales list or trading platform, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI, TAM and the other parties making these payments generally assess the advisability of continuing making these payments periodically.
These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation based on sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales for a particular period; (ii) as a percentage of gross or net assets under management; (iii) as a fixed or negotiated flat fee dollar amount; or (iv) based on a combination of any of these methods. These payments are made on a periodic basis, such as monthly or quarterly. During 2017, in general, payments calculated as a percentage of sales ranged from 10 basis points (0.10%) to 45 basis points (0.45%), payments calculated as a percentage of assets under management ranged from 3 basis point (0.03%) to 15 basis points (0.15%), and flat annual fees ranged from $50,000 to $500,000, which included at times payments for a series of meetings and/or events of other broker-dealers and banks.
As of December 31, 2017, TCI had revenue sharing agreements with approximately 50 brokers and other financial intermediaries. Some of the most significant intermediaries were: Ameriprise Financial Services, Inc.; AXA Advisors, LLC; Centaurus Financial, Inc.; Cetera Financial Group; Morgan Stanley Wealth Management; Hantz Financial Services, Inc.; LPL Financial; National Planning Holdings; Raymond James and Associates; Raymond James Financial Services; UBS Financial Services, Inc.; US Bancorp Investments, Inc.; and Wells Fargo Advisors, LLC. For the calendar year ended December 31, 2017, TCI paid approximately $29 million to various brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2018, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.
For the same period, TCI received revenue sharing payments totaling approximately $2.9 million from various financial services firms for their participation in functions, events and meetings sponsored by TCI. Some of the most significant firms were: American Century; American Funds; Aegon USA Investment Management, LLC; Barrow, Hanley, Mewhinney & Strauss, LLC; Belle Haven Investments L.P.; BlackRock Investment Management, LLC; Fidelity Investments; Franklin Templeton; Janus Capital Management LLC; JP Morgan Asset Management; Kayne Anderson Capital Advisors L.P.; Legg Mason Global Asset Allocation, LLC; MFS Investment Management; Milliman Financial Risk Management LLC; Morgan Stanley Investment Management; Morningstar Investment Management LLC; OppenheimerFunds, Inc.; Pacific Investment Management Company LLC; PineBridge Investments LLC; Pioneer Investments; RidgeWorth; Rockefeller & Co, Inc.; Schroder Investment Management; Systematic Financial Management L.P.; Thompson, Siegel & Walmsley LLC; Vanguard; and Wellington Management Company LLP.
As of December 31, 2017, TAM made revenue sharing payments to approximately six financial intermediaries with respect to the funds, the most sizeable of which were to TCI and Transamerica Retirement Solutions Corporation. For the same period, TAM did not receive any revenue sharing payments from financial services firms.
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TAM also serves as investment manager to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates make revenue sharing payments to, or receive revenue sharing payments from, affiliates of certain underlying unaffiliated funds within Transamerica insurance products for the provision of services to investors and distribution activities. These amounts are in addition to any revenue sharing programs described above with respect to mutual fund distributors. A financial intermediary may receive both mutual fund-related and insurance-related revenue sharing payments.
In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)
From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also, to the extent permitted by applicable law, pay non-cash compensation or revenue sharing to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) ad hoc sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law. TCI and TAM may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries. Such non-cash compensation is in addition to the overall revenue sharing arrangements described above.
The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.
Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this prospectus and the SAI. A shareholder should ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates and fund sub-advisers to the extent the payments result in more assets being invested in the funds on which fees are being charged.
Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment manager or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.
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Distributions and Taxes

Dividends and Distributions
Each fund intends to distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. Each fund generally pays any distributions of net capital gains annually.
Each fund generally pays any dividends from net investment income annually, except the following:
Fund	Pay quarterly dividends	Pay monthly dividends	Declare dividends daily and pay monthly
Transamerica Asset Allocation Intermediate Horizon	X
Transamerica Asset Allocation Long Horizon	X
Transamerica Asset Allocation Short Horizon	X
Transamerica Balanced II	X
Transamerica Government Money Market		X
Transamerica High Quality Bond	X
Transamerica High Yield Bond			X
Transamerica Inflation-Protected Securities	X
Transamerica Intermediate Bond		X
Transamerica Large Core	X
Transamerica Large Growth	X
Transamerica Large Value Opportunities	X
If necessary, each fund may make distributions at other times as well.
A fund will not generally have to pay income tax on amounts it distributes to shareholders. Shareholders will generally be taxed on distributions (other than exempt-interest dividends paid by Transamerica High Yield Muni and Transamerica Intermediate Muni and any distributions treated as a return of capital), whether such distributions are paid in cash or reinvested in additional shares.
The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:
•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains, generally at rates of up to 20%, regardless of how long the shareholders have held their shares.
•	Distributions reported as paid from a fund’s “qualified dividend income” may be taxable to shareholders as qualified dividend income at rates of up to 20%. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order for the shareholder to obtain the benefit of the tax rates applicable to qualified dividend income.
•	Distributions in excess of a fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss) that will be recognized on a subsequent sale or exchange of the shares.
•	Other distributions generally will be taxed at ordinary income tax rates.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends (other than exempt-interest dividends), interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
If a fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.
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Each fund in which you invest will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of a fund shortly before it makes a taxable distribution, the distribution will be generally taxable to you even though it may effectively represent a return of a portion of your investment. This is known as “buying a dividend.”
Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.
Funds that invest in other funds (“asset allocation funds”) may recognize income on distributions from underlying funds in which they invest and may also recognize gains and losses if they redeem or sell shares in underlying funds. Distributions of net capital gains or qualified dividend income of either the asset allocation funds or underlying funds will generally be taxed at long-term capital gain rates of up to 20% when distributed to noncorporate shareholders of the asset allocation funds. Other distributions, including short-term capital gains, generally will be taxed as ordinary income. The structure of such asset allocation funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.
Taxes on the Sale or Exchange of Shares
If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.
Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.
Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.
Withholding Taxes
A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (the “IRS”) that you are subject to backup withholding.
The backup withholding rate is currently 24%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.
Non-Resident Alien Withholding
Dividends and certain other payments (but not distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. The 30% withholding described in this paragraph will not be imposed on any dividends reported as interest-related dividends or as short-term capital gain dividends. Each fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty.
If you are a Non-U.S. Person, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Additionally, those shareholders will need to provide an appropriate tax form (e.g., Form W-8BEN) and documentary evidence and letter of explanation.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions (but not distributions of exempt-interest dividends) payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
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Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a fund. More information is provided in the SAI of the funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the funds.
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Financial Highlights

The Financial Highlights tables are intended to help you understand a fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the fund’s financial statements, is included in the October 31, 2017 Annual Report, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Asset Allocation Intermediate Horizon are based in part on the historical financial highlights of Transamerica Institutional Asset Allocation – Intermediate Horizon (the “predecessor fund”). For the periods through May 19, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Asset Allocation Long Horizon are based in part on the historical financial highlights of Transamerica Institutional Asset Allocation – Long Horizon (the “predecessor fund”). For the periods through May 19, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Asset Allocation Short Horizon are based in part on the historical financial highlights of Transamerica Institutional Asset Allocation – Short Horizon (the “predecessor fund”). For the periods through May 19, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R shares of Transamerica Balanced II are based in part on the historical financial highlights of Transamerica Partners Balanced (the “predecessor fund”). For the periods through September 15, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Information shown for Transamerica Government Money Market includes financial highlights for Class A shares of the fund. Class A shares of the fund are not offered in this prospectus.
Financial highlights for Class R4 shares of Transamerica High Quality Bond are based in part on the historical financial highlights of Transamerica Partners Institutional High Quality Bond (the “predecessor fund”). For the periods through April 21, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Information shown for Transamerica High Yield Bond includes financial highlights for Class A shares of the fund. Class A shares of the fund are not offered in this prospectus.
Financial highlights for Class R4 shares of Transamerica Inflation-Protected Securities are based in part on the historical financial highlights of Transamerica Partners Institutional Inflation-Protected Securities (the “predecessor fund”). For the periods through April 21, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Intermediate Bond are based in part on the historical financial highlights of Transamerica Partners Institutional Core Bond (the “predecessor fund”). For the periods through March 24, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Information shown for Transamerica International Equity includes financial highlights for Class I shares of the fund. Class I shares of the fund are not offered in this prospectus.
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Information is shown for Class I2 shares of Transamerica International Growth because Class R and Class R4 shares of the fund have not commenced operation as of the date of this prospectus.
Financial highlights for Class R4 shares of Transamerica Large Core are based in part on the historical financial highlights of Transamerica Partners Institutional Large Core (the “predecessor fund”). For the periods through March 10, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Large Growth are based in part on the historical financial highlights of Transamerica Partners Institutional Large Growth (the “predecessor fund”). For the periods through March 10, 2017, the information is that of the predecessor fund. The information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Large Value Opportunities are based in part on the historical financial highlights of Transamerica Partners Institutional Large Value (the “predecessor fund”). For the periods through May 5, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Mid Cap Growth are based in part on the historical financial highlights of Transamerica Partners Institutional Mid Growth (the “predecessor fund”). For the periods through March 10, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Information shown for Transamerica Mid Cap Value Opportunities includes financial highlights for Class A shares of the fund. Class A shares of the fund are not offered in this prospectus.
Financial highlights for Class R4 shares of Transamerica Small Cap Core are based in part on the historical financial highlights of Transamerica Partners Institutional Small Core (the “predecessor fund”). For the periods through March 10, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Information shown for Transamerica Small Cap Growth includes financial highlights for Class A shares of the fund. Class A shares of the fund are not offered in this prospectus.
Financial highlights for Class R4 shares of Transamerica Small Cap Value are based in part on the historical financial highlights of Transamerica Partners Institutional Small Value (the “predecessor fund”). For the periods through April 21, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
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For a share outstanding during the period indicated:	Transamerica Asset Allocation Intermediate Horizon
Class R
October 31, 2017(A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss) (B),(C)	0.05
Net realized and unrealized gain (loss)	0.37
Total investment operations	0.42
Dividends and/or distributions to shareholders:
Net investment income	(0.04)
Net asset value, end of period	$10.38
Total return	4.24% (D)
Ratio and supplemental data:
Net assets end of period (000’s)	$424,721
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.62% (F)
Including waiver and/or reimbursement and recapture	0.60% (F)
Net investment income (loss) to average net assets (C)	0.99% (F)
Portfolio turnover rate (G)	26% (D)
(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Intermediate Horizon(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.58	$9.23	$9.35	$9.16	$8.21	$7.60
Investment operations:
Net investment income (loss) (D),(E)	0.13	0.18	0.15	0.20	0.18	0.25
Net realized and unrealized gain (loss)	0.78	0.35	(0.12)	0.21	0.96	0.61
Total investment operations	0.91	0.53	0.03	0.41	1.14	0.86
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.18)	(0.15)	(0.22)	(0.19)	(0.25)
Net asset value, end of period/year	$10.38	$9.58	$9.23	$9.35	$9.16	$8.21
Total return	9.53% (F)	5.74%	0.26%	4.50%	14.04%	11.40%
Ratio and supplemental data:
Net assets end of year (000’s)	$20,852	$78,806	$79,613	$92,989	$121,450	$158,181
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.21% (H)	0.10%	0.10%	0.10%	0.10%	0.10%
Including waiver and/or reimbursement and recapture	0.20% (H)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (E)	1.37% (H)	1.88%	1.57%	2.19%	2.07%	3.08%
Portfolio turnover rate (I)	26% (F)	45%	42%	76%	69%	62%
(A)	Transamerica Institutional Asset Allocation – Intermediate Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Intermediate Horizon, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective May 19, 2017, the Fund underwent a 1.23-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
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(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Asset Allocation Long Horizon
Class R
October 31, 2017(A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss) (B),(C)	0.01
Net realized and unrealized gain (loss)	0.68
Total investment operations	0.69
Dividends and/or distributions to shareholders:
Net investment income	(0.01)
Net asset value, end of period	$10.68
Total return	6.90% (D)
Ratio and supplemental data:
Net assets end of period (000’s)	$225,869
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.62% (F)
Including waiver and/or reimbursement and recapture	0.60% (F)
Net investment income (loss) to average net assets (C)	0.14% (F)
Portfolio turnover rate (G)	35% (D)
(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Long Horizon(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.38	$8.87	$8.92	$8.71	$7.01	$6.23
Investment operations:
Net investment income (loss) (D),(E)	0.06	0.11	0.11	0.17	0.12	0.11
Net realized and unrealized gain (loss)	1.31	0.51	(0.05)	0.22	1.72	0.78
Total investment operations	1.37	0.62	0.06	0.39	1.84	0.89
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.11)	(0.11)	(0.18)	(0.14)	(0.11)
Net asset value, end of period/year	$10.68	$9.38	$8.87	$8.92	$8.71	$7.01
Total return	14.69% (F)	7.07%	0.63%	4.55%	26.33%	14.36%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$32,618	$28,489	$28,659	$35,325	$32,711	$36,047
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.28% (H)	0.10%	0.10%	0.10%	0.10%	0.10%
Including waiver and/or reimbursement and recapture	0.26% (H)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (E)	0.64% (H)	1.29%	1.19%	1.98%	1.61%	1.54%
Portfolio turnover rate (I)	35% (F)	28%	43%	69%	58%	119%
(A)	Transamerica Institutional Asset Allocation – Long Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Long Horizon, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective May 19, 2017, the Fund underwent a 1.22-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
159

(D)	Calculated based on average number of shares outstanding.
(E)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Asset Allocation Short Horizon
Class R
October 31, 2017(A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss) (B),(C)	0.08
Net realized and unrealized gain (loss)	0.09
Total investment operations	0.17
Dividends and/or distributions to shareholders:
Net investment income	(0.07)
Net asset value, end of period	$10.10
Total return	1.72% (D)
Ratio and supplemental data:
Net assets end of period (000’s)	$181,866
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.62% (F)
Including waiver and/or reimbursement and recapture	0.60% (F)
Net investment income (loss) to average net assets (C)	1.77% (F)
Portfolio turnover rate (G)	22% (D)
(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Short Horizon(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.81	$9.63	$9.92	$9.80	$9.91	$9.60
Investment operations:
Net investment income (loss) (D),(E)	0.17	0.25	0.21	0.25	0.27	0.44
Net realized and unrealized gain (loss)	0.28	0.18	(0.28)	0.14	(0.11)	0.34
Total investment operations	0.45	0.43	(0.07)	0.39	0.16	0.78
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.25)	(0.22)	(0.27)	(0.27)	(0.47)
Net asset value, end of period/year	$10.10	$9.81	$9.63	$9.92	$9.80	$9.91
Total return	4.49% (F)	4.48%	(0.72)%	4.07%	1.67%	8.27%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,959	$11,896	$12,349	$17,622	$24,002	$28,713
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.23% (H)	0.10%	0.10%	0.10%	0.10%	0.10%
Including waiver and/or reimbursement and recapture	0.22% (H)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (E)	1.98% (H)	2.53%	2.07%	2.55%	2.70%	4.49%
Portfolio turnover rate (I)	22% (F)	49%	60%	133%	75%	110%
(A)	Transamerica Institutional Asset Allocation – Short Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Short Horizon, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective May 19, 2017, the Fund underwent a 1.11-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
160

(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Balanced II
Class I3
October 31, 2017(A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss)(B)	0.02
Net realized and unrealized gain (loss)	0.15
Total investment operations	0.17
Net asset value, end of period	$10.17
Total return	1.70% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$56,169
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66% (D)
Including waiver and/or reimbursement and recapture	0.50% (D)
Net investment income (loss) to average net assets	1.23% (D)
Portfolio turnover rate	40% (C)
(A)	Commenced operations on September 15, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica Balanced II
	Class R(A),(B)
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.11	$9.68	$9.85	$9.04	$7.80	$7.01
Investment operations:
Net investment income (loss)(D)	0.14	0.11	0.10	0.10	0.07	0.09
Net realized and unrealized gain (loss)	0.91	0.63	(0.11)	0.82	1.30	0.80
Total investment operations	1.05	0.74	(0.01)	0.92	1.37	0.89
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.12)	(0.10)	(0.11)	(0.13)	(0.10)
Net realized gains	(0.90)	(0.19)	(0.06)	–	–	–
Total dividends and/or distributions to shareholders	(0.99)	(0.31)	(0.16)	(0.11)	(0.13)	(0.10)
Net asset value, end of year	$10.17	$10.11	$9.68	$9.85	$9.04	$7.80
Total return	10.68% (E)	7.69%	(0.08)%	10.35%	17.65%	12.80%
Ratio and supplemental data:
Net assets end of year (000’s)	$91,171	$90,455	$90,541	$77,447	$52,672	$41,680
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20% (F)	1.18%	1.16%	1.21%	1.28%	1.30%
Including waiver and/or reimbursement and recapture	1.13% (F),(G)	1.09% (G),(H)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	0.95% (F)	1.13%	1.00%	1.09%	0.85%	1.22%
Portfolio turnover rate	40% (E)	37%	50%	92%	123%	150%
(A)	Transamerica Partners Balanced reorganized into the Fund on September 15, 2017. Prior to September 15, 2017, information provided reflects Transamerica Partners Balanced, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 2.01-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on September 15, 2017, the accounting and
161

performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31,2014	October 31, 2013
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(A)	0.00 (B)	0.00 (B),(C)	0.00 (B)	0.00 (B)	0.00 (B)
Total investment operations	0.00 (B)	0.00 (B)	0.00 (B)	0.00 (B)	0.00 (B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00) (B)	(0.00) (B)	(0.00) (B)	(0.00) (B)	(0.00) (B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(D)	0.01%	0.01%	0.01%	0.01%	0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$191,477	$192,607	$105,532	$100,310	$90,423
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.87%	1.07%	1.09%	1.09%
Including waiver and/or reimbursement and recapture(E)	0.82%	0.43% (C)	0.27%	0.22%	0.24%
Net investment income (loss) to average net assets	0.01%	0.01% (C)	0.00% (F)	0.01%	0.00% (F)
(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(F)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the period indicated:	Transamerica Government Money Market
	Class I3	Class R2	Class R4
	October 31, 2017(A)	October 31, 2017(B)	October 31, 2017(B)
Net asset value, beginning of period	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(C)	0.00 (D)	0.00 (D)	0.00 (D)
Total investment operations	0.00 (D)	0.00 (D)	0.00 (D)
Dividends and/or distributions to shareholders:
Net investment income	(0.00) (D)	(0.00) (D)	(0.00) (D)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return	0.34% (E)	0.02% (E)	0.03% (E)
Ratio and supplemental data:
Net assets end of period (000’s)	$122,549	$634,919	$190,300
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.40% (F)	0.91% (F)	0.65% (F)
Including waiver and/or reimbursement and recapture(G)	0.30% (F)	0.80% (F)	0.50% (F)
Net investment income (loss) to average net assets	0.86% (F)	0.30% (F)	0.61% (F)
(A)	Commenced operations on May 19, 2017.
(B)	Commenced operations on October 13, 2017.
(C)	Calculated based on average number of shares outstanding.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Annualized.
(G)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

162

For a share outstanding during the period indicated:	Transamerica High Quality Bond
	Class I3	Class R
	October 31, 2017(A)	October 31, 2017(A)
Net asset value, beginning of period	$10.00	$10.00
Investment operations:
Net investment income (loss)(B)	0.09	0.06
Net realized and unrealized gain (loss)	(0.04)	(0.03)
Total investment operations	0.05	0.03
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.04)
Net asset value, end of period	$9.97	$9.99
Total return	0.51% (C)	0.32% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$242,577	$19,443
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.48% (D)	0.97% (D)
Including waiver and/or reimbursement and recapture	0.40% (D)	0.97% (D)
Net investment income (loss) to average net assets	1.63% (D)	1.03% (D)
Portfolio turnover rate	31% (C)	31% (C)
(A)	Commencement operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica High Quality Bond(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.98	$10.03	$10.17	$10.29	$10.49	$10.43
Investment operations:
Net investment income (loss)(D)	0.11	0.14	0.10	0.13	0.16	0.19
Net realized and unrealized gain (loss)	0.01 (E)	(0.01)	(0.06)	(0.07)	(0.14)	0.08
Total investment operations	0.12	0.13	0.04	0.06	0.02	0.27
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.18)	(0.18)	(0.18)	(0.22)	(0.21)
Net asset value, end of period/year	$9.97	$9.98	$10.03	$10.17	$10.29	$10.49
Total return	1.13% (F)	1.31%	0.38%	0.55%	0.19%	2.63%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$40,216	$56,312	$57,227	$58,080	$64,958	$85,258
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75% (G)	0.78%	0.76%	0.77%	0.75%	0.76%
Including waiver and/or reimbursement and recapture	0.66% (G),(H)	0.64% (I)	0.65%	0.65%	0.65%	0.65%
Net investment income (loss) to average net assets	1.33% (G)	1.34%	1.01%	1.21%	1.56%	1.83%
Portfolio turnover rate	31% (F)	92%	70%	92%	77%	68%
(A)	Transamerica Partners Institutional High Quality Bond reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional High Quality Bond, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 1.01-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Not annualized.
(G)	Annualized.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

163

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.06	$8.97	$9.68	$9.75	$9.59
Investment operations:
Net investment income (loss)(A)	0.48	0.49 (B)	0.48	0.50	0.54
Net realized and unrealized gain (loss)	0.30	0.10	(0.58)	0.05	0.17
Total investment operations	0.78	0.59	(0.10)	0.55	0.71
Dividends and/or distributions to shareholders:
Net investment income	(0.50)	(0.50)	(0.49)	(0.49)	(0.55)
Net realized gains	–	–	(0.12)	(0.13)	–
Total dividends and/or distributions to shareholders	(0.50)	(0.50)	(0.61)	(0.62)	(0.55)
Net asset value, end of year	$9.34	$9.06	$8.97	$9.68	$9.75
Total return(C)	8.63%	6.95%	(1.11)%	5.85%	7.58%
Ratio and supplemental data:
Net assets end of year (000’s)	$104,904	$114,761	$127,509	$135,250	$404,077
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%	1.02%	1.00%	0.97%	1.04%
Including waiver and/or reimbursement and recapture	1.04%	1.01% (B)	1.00%	0.97%	1.04%
Net investment income (loss) to average net assets	5.24%	5.64% (B)	5.14%	5.10%	5.49%
Portfolio turnover rate	39%	49%	61%	48%	64%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the period indicated:	Transamerica High Yield Bond
	Class I3	Class R	Class R4
	October 31, 2017(A)	October 31, 2017(A)	October 31, 2017(A)
Net asset value, beginning of period	$9.25	9.25	$9.25
Investment operations:
Net investment income (loss)(B)	0.32	0.29	0.31
Net realized and unrealized gain (loss)	0.18	0.19	0.18
Total investment operations	0.50	0.48	0.49
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.30)	(0.31)
Net asset value, end of period	$9.43	$9.43	$9.43
Total return	5.51% (C)	5.19% (C)	5.35% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$380,900	$55,724	$369,181
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63% (D)	1.14% (D)	0.88% (D)
Including waiver and/or reimbursement and recapture	0.60% (D)	1.10% (D)	0.85% (D)
Net investment income (loss) to average net assets	5.69% (D)	5.12% (D)	5.43% (D)
Portfolio turnover rate	39%	39%	39%
(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

164

For a share outstanding during the period indicated:	Transamerica Inflation-Protected Securities
	Class I3	Class R
	October 31, 2017(A)	October 31, 2017(A)
Net asset value, beginning of period/year	$10.00	$10.00
Net investment income (loss)(B)(C)	0.08	0.05
Net realized and unrealized gain (loss)	(0.06)	(0.07)
Total investment operations	0.02	(0.02)
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.00) (D)
Net asset value, end of period	$9.97	$9.98
Total return	0.16% (E)	(0.20)% (E)
Net assets end of period/year (000’s)	$144,334	$12,683
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	0.52% (G)	1.01% (G)
Including waiver and/or reimbursement and recapture	0.40% (G)	1.00% (G)
Net investment income (loss) to average net assets(C)	1.45% (G)	0.85% (G)
Portfolio turnover rate(H)	51% (E)	51% (E)
(A)	Commencement operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Inflation-Protected Securities(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.93	$9.69	$9.93	$9.85	$11.09	$11.42
Investment operations:
Net investment income (loss)(D)	0.12 (E)	0.11	(0.01)	0.09	0.02	0.13
Net realized and unrealized gain (loss)	0.01 (F)	0.26	(0.21)	0.19	(0.97)	0.65
Total investment operations	0.13	0.37	(0.22)	0.28	(0.95)	0.78
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.13)	–	(0.14)	(0.03)	(0.17)
Net realized gains	–	–	–	(0.03)	(0.26)	(0.94)
Return of capital	–	–	(0.02)	(0.03)	–	–
Total dividends and/or distributions to shareholders	(0.09)	(0.13)	(0.02)	(0.20)	(0.29)	(1.11)
Net asset value, end of period/year	$9.97	$9.93	$9.69	$9.93	$9.85	$11.09
Total return	1.37% (G)	3.76%	(2.18)%	2.74%	(8.55)%	6.88%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$23,203	$63,638	$76,421	$85,490	$86,788	$122,166
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81% (H),(I)	0.82%	0.80%	0.78%	0.76%	0.77%
Including waiver and/or reimbursement and recapture	0.66% (H),(I)(J)	0.64% (K)	0.65%	0.65%	0.65%	0.65%
Net investment income (loss) to average net assets	1.41% (E),(H)	1.13%	(0.13)%	0.93%	0.23%	1.15%
Portfolio turnover rate	51% (G),(L)	52%	54%	81%	99%	103%
(A)	Transamerica Partners Institutional Inflation-Protected Securities reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Inflation-Protected Securities, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 0.97-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
165

(E)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(F)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(G)	Not annualized.
(H)	Annualized.
(I)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(J)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(K)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(L)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Intermediate Bond
	Class I3	Class R
	October 31, 2017(A)	October 31, 2017(A)
Net asset value, beginning of period	$10.08	$10.08
Investment operations:
Net investment income (loss)(B)	0.14	0.11
Net realized and unrealized gain (loss)	0.15	0.14
Total investment operations	0.29	0.25
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.11)
Net asset value, end of period	$10.22	$10.22
Total return	2.87% (C)	2.50% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$628,055	$112,450
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42% (D)	0.91% (D)
Including waiver and/or reimbursement and recapture	0.40% (D)	0.91% (D)
Net investment income (loss) to average net assets	2.33% (D)	1.75% (D)
Portfolio turnover rate	22% (C)	22% (C)
(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$10.03	$10.04	$10.32	$10.10	$10.62	$10.50
Investment operations:
Net investment income (loss)(D)	0.17	0.22	0.21	0.24	0.25	0.29
Net realized and unrealized gain (loss)	0.21	0.10	(0.18)	0.37	(0.38)	0.52
Total investment operations	0.38	0.32	0.03	0.61	(0.13)	0.81
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.24)	(0.23)	(0.27)	(0.36)	(0.35)
Net realized gains	–	(0.09)	(0.08)	0.12	(0.03)	(0.34)
Return of capital	–	–	–	–	(0.00) (E)	–
Total dividends and/or distributions to shareholders	(0.19)	(0.33)	(0.31)	(0.39)	(0.39)	(0.69)
Net asset value, end of period/year	$10.22	$10.03	$10.04	$10.32	$10.10	$10.62
Total return	3.75% (F)	3.21%	0.21%	5.99%	(1.22)%	7.97%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$291,565	$317,150	$373,605	$410,662	$400,409	$445,634
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68% (G)	0.71%	0.71%	0.72%	0.72%	0.73%
Including waiver and/or reimbursement and recapture	0.65% (G)	0.63% (H)	0.65%	0.65%	0.65%	0.65%
Net investment income (loss) to average net assets	1.99% (G)	2.08%	1.99%	2.32%	2.39%	2.78%
Portfolio turnover rate	22% (F)	50%	46%	184%	200%	297%
(A)	Transamerica Partners Institutional Core Bond reorganized into the Fund on March 24, 2017. Prior to March 24, 2017, information provided reflects Transamerica Partners Institutional Core Bond, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 24, 2017, the Fund underwent a 1.06-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the
166

closing of the applicable Transamerica Partners reorganization as of the close of business on March 24, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Annualized.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$16.73	$17.60	$17.80	$18.60	$14.65
Investment operations:
Net investment income (loss)(A)	0.50	0.36 (B)	0.39	0.48	0.40
Net realized and unrealized gain (loss)	2.63	(0.79)	(0.00) (C)	(0.52)	3.81
Total investment operations	3.13	(0.43)	0.39	(0.04)	4.21
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.35)	(0.31)	(0.37)	(0.26)
Net realized gains	(0.04)	(0.09)	(0.28)	(0.39)	–
Total dividends and/or distributions to shareholders	(0.31)	(0.44)	(0.59)	(0.76)	(0.26)
Net asset value, end of year	$19.55	$16.73	$17.60	$17.80	$18.60
Total return	19.09%	(2.46)%	2.29%	(0.20)%	29.14%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,242,175	$1,552,632	$1,043,345	$567,267	$168,782
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%	0.90%	0.93%	0.95%	1.02%
Including waiver and/or reimbursement and recapture	0.89%	0.90% (B)	0.93%	0.95%	1.02%
Net investment income (loss) to average net assets	2.77%	2.20% (B)	2.20%	2.63%	2.40%
Portfolio turnover rate	22%	19%	21%	19%	34%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

For a share outstanding during the period indicated:	Transamerica International Equity
	Class I3	Class R	Class R4
	October 31, 2017(A)	October 31, 2017(A)	October 31, 2017(A)
Net asset value, beginning of period	$17.24	$17.24	$17.24
Investment operations:
Net investment income (loss)(B)	0.45	0.48	0.48
Net realized and unrealized gain (loss)	1.89	1.79	1.82
Total investment operations	2.34	2.27	2.30
Dividends and/or distributions to shareholders:
Net investment income	–	–	–
Net realized gains	–	–	–
Total dividends and/or distributions to shareholders	–	–	–
Net asset value, end of period	$19.58	$19.51	$19.54
Total return	13.57% (C)	13.22% (C)	13.34% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$270,144	$45,713	$21,339
Expenses to average net assets	0.79% (D)	1.29% (D)	1.04% (D)
Net investment income (loss) to average net assets	3.70% (D)	4.08% (D)	4.04% (D)
Portfolio turnover rate	22%	22%	22%
(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

167

For a share outstanding during the years indicated:	Transamerica International Growth
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$7.27	$7.80	$8.51	$8.65	$7.42
Investment operations:
Net investment income (loss) (A)	0.11	0.11 (B)	0.13	0.13	0.11
Net realized and unrealized gain (loss)	1.72	(0.40)	(0.08)	(0.13)	1.58
Total investment operations	1.83	(0.29)	0.05	–	1.69
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.08)	(0.15)	(0.06)	(0.17)
Net realized gains	–	(0.16)	(0.61)	(0.08)	(0.29)
Total dividends and/or distributions to shareholders	(0.08)	(0.24)	(0.76)	(0.14)	(0.46)
Net asset value, end of year	$9.02	$7.27	$7.80	$8.51	$8.65
Total return	25.45%	(3.75)%	0.74%	0.05%	23.72%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,368,414	$1,164,016	$675,208	$564,135	$248,015
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%	0.97%	1.00%	1.00%	1.02%
Including waiver and/or reimbursement and recapture	0.95%	0.96% (B)	1.00%	1.00%	1.02%
Net investment income (loss) to average net assets	1.36%	1.52% (B)	1.58%	1.53%	1.44%
Portfolio turnover rate	15%	15%	39%	39%	19%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period indicated:	Transamerica Large Core
	Class I3	Class R
	October 31, 2017(A)	October 31, 2017(A)
Net asset value, beginning of period	$10.00	$10.00
Investment operations:
Net investment income (loss)(B)	0.09	0.05
Net realized and unrealized gain (loss)	1.01	1.01
Total investment operations	1.10	1.06
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.05)
Net asset value, end of period	$11.02	$11.01
Total return	11.09% (C)	10.68% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$200,790	$76,828
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72% (D)	1.22% (D)
Including waiver and/or reimbursement and recapture	0.64% (D)	1.14% (D)
Net investment income (loss) to average net assets	1.32% (D)	0.82% (D)
Portfolio turnover rate	41% (C)	41% (C)
(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

168

For a share outstanding during the period and years indicated:	Transamerica Large Core(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.52	$8.98	$9.17	$8.05	$5.94	$5.15
Investment operations:
Net investment income (loss)(D)	0.09	0.15	0.10	0.06	0.09	0.09
Net realized and unrealized gain (loss)	1.50	0.54	(0.20)	1.12	2.11	0.79
Total investment operations	1.59	0.69	(0.10)	1.18	2.20	0.88
Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.15)	(0.09)	(0.06)	(0.09)	(0.09)
Net asset value, end of period/year	$11.01	$9.52	$8.98	$9.17	$8.05	$5.94
Total return	16.72% (E)	7.79%	(1.02)%	14.80%	37.13%	16.95%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11,636	$10,633	$11,995	$7,872	$7,478	$6,159
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.05% (F)	1.34%	1.28%	1.43%	1.46%	1.74%
Including waiver and/or reimbursement and recapture	0.90% (F)	0.90% (G)	0.90%	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets	1.10% (F)	1.65%	1.04%	0.75%	1.16%	1.43%
Portfolio turnover rate	41% (E)	47%	64%	70%	116%	54%
(A)	Transamerica Partners Institutional Large Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Core, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 0.81-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Large Growth
	Class I3	Class R
	October 31, 2017(A)	October 31, 2017(A)
Net asset value, beginning of period	$10.00	$10.00
Investment operations:
Net investment income (loss)(B)	0.03	(0.01)
Net realized and unrealized gain (loss)	1.72	1.72
Total investment operations	1.75	1.71
Dividends and/or distributions to shareholders:
Net investment income	(0.03)	–
Net asset value, end of period	$11.72	$11.71
Total return	17.49% (C)	17.10% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$666,225	$146,404
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72% (D)	1.22% (D)
Including waiver and/or reimbursement and recapture	0.65% (D)	1.22% (D)
Net investment income (loss) to average net assets	0.40% (D)	(0.10)% (D)
Portfolio turnover rate	21% (C)	21% (C)
(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

169

For a share outstanding during the period and years indicated:	Transamerica Large Growth(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.14	$9.08	$8.35	$7.57	$5.63	$4.93
Investment operations:
Net investment income (loss)(D)	0.01	0.01	0.01	0.01	0.02	0.03
Net realized and unrealized gain (loss)	2.58	0.06	0.73	0.78	1.94	0.70
Total investment operations	2.59	0.07	0.74	0.79	1.96	0.73
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.01)	(0.01)	(0.01)	(0.02)	(0.03)
Net asset value, end of period/year	$11.72	$9.14	$9.08	$8.35	$7.57	$5.63
Total return	28.42% (E)	0.84%	8.89%	10.46%	35.00%	14.76%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$38,038	$82,546	$107,369	$110,430	$130,443	$137,751
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99% (F)	1.01%	0.99%	1.01%	1.00%	1.01%
Including waiver and/or reimbursement and recapture	0.90% (F)	0.88% (G)	0.90%	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets	0.14% (F)	0.15%	0.07%	0.17%	0.32%	0.49%
Portfolio turnover rate	21% (E)	36%	33%	73%	49%	53%
(A)	Transamerica Partners Institutional Large Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Growth, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 1.35-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Large Value Opportunities
	Class I3	Class R
	October 31, 2017(A)	October 31, 2017(A)
Net asset value, beginning of period	$10.00	$10.00
Investment operations:
Net investment income (loss)(B)	0.08	0.08
Net realized and unrealized gain (loss)	0.71	0.69
Total investment operations	0.79	0.77
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.06)
Net asset value, end of period	$10.71	$10.71
Total return	7.94% (C)	7.69% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$520,709	$113,861
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.57% (D)	1.06% (D)
Including waiver and/or reimbursement and recapture	0.49% (D)	0.99% (D)
Net investment income (loss) to average net assets	1.69% (D)	1.36% (D)
Portfolio turnover rate	33% (C)	33% (C)
(A)	Commenced operations on May 5, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

170

For a share outstanding during the period indicated:	Transamerica Large Value Opportunities(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period	$9.84	$9.18	$9.36	$8.63	$6.36	$5.54
Investment operations:
Net investment income (loss)(D)	0.14	0.16	0.12	0.08	0.11	0.11
Net realized and unrealized gain (loss)	0.85	0.67	(0.18)	0.74	2.28	0.83
Total investment operations	0.99	0.83	(0.06)	0.82	2.39	0.94
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.17)	(0.12)	(0.09)	(0.12)	(0.12)
Net asset value, end of period	$10.71	$9.84	$9.18	$9.36	$8.63	$6.36
Total return	9.99% (E)	9.14%	(0.69)%	9.54%	37.73%	17.08%
Ratio and supplemental data:
Net assets end of period (000’s)	$53,449	$99,292	$99,418	$102,791	$120,005	$107,969
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83% (F)	0.84%	0.83%	0.83%	0.83%	0.84%
Including waiver and/or reimbursement and recapture	0.74% (F)	0.74% (G)	0.75%	0.75%	0.75%	0.75%
Net investment income (loss) to average net assets	1.35% (F)	1.80%	1.21%	0.96%	1.43%	1.81%
Portfolio turnover rate	33% (E)	48%	65%	69%	99%	48%
(A)	Transamerica Partners Institutional Large Value reorganized into the Fund on May 5, 2017. Prior to May 5, 2017, information provided reflects Transamerica Partners Institutional Large Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective May 5, 2017, the Fund underwent a 1.56-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on May 5, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Mid Cap Growth
	Class I3	Class R
	October 31, 2017(A)	October 31, 2017(A)
Net asset value, beginning of year	$13.24	$13.24
Investment operations:
Net investment income (loss)(B)	0.04	(0.01)
Net realized and unrealized gain (loss)	1.04	1.03
Total investment operations	1.08	1.02
Net asset value, end of year	$14.32	$14.26
Total return	8.16% (C)	7.70% (C)
Ratio and supplemental data:
Net assets end of year (000’s)	$48,330	$26,153
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87% (D)	1.37% (D)
Including waiver and/or reimbursement and recapture	0.75% (D)	1.35% (D)
Net investment income (loss) to average net assets	0.50% (D)	(0.16)% (D)
Portfolio turnover rate	30% (C)	30% (C)
(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

171

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$12.70	$12.50	$15.44	$16.72	$16.25	$14.29
Investment operations:
Net investment income (loss)(D)	0.01	(0.01)	(0.05)	0.06	(0.04)	(0.01)
Net realized and unrealized gain (loss)	1.92	1.48	(0.24)	1.16	4.73	1.97
Total investment operations	1.93	1.47	(0.29)	1.22	4.69	1.96
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	(0.07)	–	–
Net realized gains	(0.33)	(1.27)	(2.65)	(2.34)	(4.22)	–
Return of capital	–	–	–	(0.09)	–	–
Net asset value, end of period/year	$14.30	$12.70	$12.50	$15.44	$16.72	$16.25
Total return	15.34% (E)	12.13%	(1.60)%	7.83%	30.10%	13.70%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10,232	$16,767	$17,075	$22,686	$33,879	$37,985
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20% (F)	1.36%	1.22%	1.24%	1.18%	1.19%
Including waiver and/or reimbursement and recapture	0.98% (F),(G)	0.95% (H)	0.95%	0.95%	0.95%	0.95%
Net investment income (loss) to average net assets	0.13% (F)	(0.09)%	(0.31)%	0.34%	(0.21)%	(0.09)%
Portfolio turnover rate	30% (E)	79%	70%	60%	234%	178%
(A)	Transamerica Partners Institutional Mid Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Mid Growth, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 0.84-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$11.80	$11.37	$10.68	$10.00
Investment operations:
Net investment income (loss)(B)	0.07	0.06 (C)	0.11	0.07
Net realized and unrealized gain (loss)	0.95	0.78	0.68	0.69
Total investment operations	1.02	0.84	0.79	0.76
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.14)	(0.03)	(0.08)
Net realized gains	(0.84)	(0.27)	(0.07)	–
Total dividends and/or distributions to shareholders	(0.96)	(0.41)	(0.10)	(0.08)
Net asset value, end of period/year	$11.86	$11.80	$11.37	$10.68
Total return(D)	8.77%	7.72%	7.50%	7.62% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$116,047	$75,556	$18,794	$703
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	1.08%	1.05%	1.18% (F)
Including waiver and/or reimbursement and recapture	1.09%	1.08% (C)	1.05%	1.18% (F)
Net investment income (loss) to average net assets	0.57%	0.55% (C)	1.02%	1.38% (F)
Portfolio turnover rate	76%	95%	31%	23% (E)
(A)	Commenced operations on April 30, 2014
172

(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period indicated:	Transamerica Mid Cap Value Opportunities
	Class I3	Class R	Class R4
	October 31, 2017(A)	October 31, 2017(A)	October 31, 2017(A)
Net asset value, beginning of period	$11.93	$11.93	$11.93
Investment operations:
Net investment income (loss)(B)	0.06	0.02	0.04
Net realized and unrealized gain (loss)	(0.03) (C)	(0.03) (C)	(0.03) (C)
Total investment operations	0.03	(0.01)	0.01
Net asset value, end of period	$11.96	$11.92	$11.94
Total return	0.25% (D)	(0.08)% (D)	0.08% (D)
Ratio and supplemental data:
Net assets end of period (000’s)	$275,016	$88,909	$424,122
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76% (E)	1.27% (E)	1.01% (E)
Including waiver and/or reimbursement and recapture	0.70% (E)	1.25% (E)	0.90% (E)
Net investment income (loss) to average net assets	0.79% (E)	0.26% (E)	0.58% (E)
Portfolio turnover rate	76%	76%	76%
(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period indicated:	Transamerica Small Cap Core
	Class I3	Class R
	October 31, 2017(A)	October 31, 2017(A)
Net asset value, beginning of period	$11.40	$11.40
Investment operations:
Net investment income (loss)(B)	0.05	0.01
Net realized and unrealized gain (loss)	0.35	0.34
Total investment operations	0.40	0.35
Net asset value, end of period	$11.80	$11.75
Total return	3.51% (C)	3.07% (C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$153,587	$53,017
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.98% (D)	1.48% (D)
Including waiver and/or reimbursement and recapture	0.85% (D)	1.48% (D)
Net investment income (loss) to average net assets	0.70% (D)	0.08% (D)
Portfolio turnover rate	53% (C)	53% (C)
(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

173

For a share outstanding during the period and years indicated:	Transamerica Small Cap Core(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.53	$9.45	$10.57	$10.25	$7.73	$6.79
Investment operations:
Net investment income (loss)(D)	0.04	0.08	0.08	0.08	0.04	0.06
Net realized and unrealized gain (loss)	0.22	2.08	(1.11)	0.32	2.52	0.94
Total investment operations	0.26	2.16	(1.03)	0.40	2.56	1.00
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.08)	(0.09)	(0.08)	(0.04)	(0.06)
Net asset value, end of period/year	$11.78	$11.53	$9.45	$10.57	$10.25	$7.73
Total return	2.27% (E)	23.08%	(9.72)%	3.94%	33.23%	14.84%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$8,970	$14,540	$12,719	$27,550	$30,567	$32,600
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.30% (F)	1.50%	1.32%	1.28%	1.27%	1.31%
Including waiver and/or reimbursement and recapture	1.11% (F),(G)	1.07% (H)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	0.34% (F)	0.80%	0.82%	0.78%	0.46%	0.85%
Portfolio turnover rate	53% (E)	122%	132%	148%	195%	59%
(A)	Transamerica Partners Institutional Small Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Small Core, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 1.44-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.15	$12.82	$12.87	$12.37	$9.38
Investment operations:
Net investment income (loss)(A)	(0.06)	(0.10) (B)	(0.03)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	2.42	0.49	1.03	0.61	3.07
Total investment operations	2.36	0.39	1.00	0.50	2.99
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	–	(0.00) (C)
Net realized gains	(7.62)	(1.06)	(1.05)	–	–
Total dividends and/or distributions to shareholders	(7.62)	(1.06)	(1.05)	–	(0.00) (C)
Net asset value, end of year	$6.89	$12.15	$12.82	$12.87	$12.37
Total return(D)	26.31%	3.42%	8.27%	4.04%	31.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$15,520	$8,835	$2,882	$862	$591
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.51%	1.36%	1.30%	1.35%	1.29%
Including waiver and/or reimbursement and recapture	1.41% (E)	1.35% (B)	1.30%	1.35%	1.29%
Net investment income (loss) to average net assets	(0.92)%	(0.82)% (B)	(0.26)%	(0.87)%	(0.70)%
Portfolio turnover rate	80%	43%	60%	73%	74%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
174

(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.

For a share outstanding during the period indicated:	Transamerica Small Cap Growth
	Class I3	Class R	Class R4
	October 31, 2017(A)	October 31, 2017(A)	October 31, 2017(A)
Net asset value, beginning of year	$6.44	$6.44	$6.44
Investment operations:
Net investment income (loss)(B)	(0.02)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	0.77	0.77	0.77
Total investment operations	0.75	0.72	0.74
Net asset value, end of period	$7.19	$7.16	$7.18
Total return	11.65% (C)	11.18% (C)	11.49% (C)
Ratio and supplemental data:
Net assets end of year (000’s)	$34,587	$17,479	$5,943
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07% (D)	1.57% (D)	1.32% (D)
Including waiver and/or reimbursement and recapture	0.90% (D)	1.55% (D)	1.15% (D)
Net investment income (loss) to average net assets	(0.47)% (D)	(1.17)% (D)	(0.77)% (D)
Portfolio turnover rate	80%	80%	80%
(A)	Commenced operations on March 10, 2017
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period indicated:	Transamerica Small Cap Value
	Class I3	Class R
	October 31, 2017(A)	October 31, 2017(A)
Net asset value, beginning of period	$11.15	$11.15
Investment operations:
Net investment income (loss)(B)	0.05	0.00 (C)
Net realized and unrealized gain (loss)	0.85	0.86
Total investment operations	0.90	0.86
Net asset value, end of period	$12.05	$12.01
Total return	8.07% (D)	7.71% (D)
Ratio and supplemental data:
Net assets end of period (000’s)	$35,000	$11,811
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94% (E)	1.43% (E)
Including waiver and/or reimbursement and recapture	0.85% (E)	1.43% (E)
Net investment income (loss) to average net assets	0.82% (E)	0.01% (E)
Portfolio turnover rate	35% (D)	35% (D)
(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.

175

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.25	$9.52	$10.23	$9.62	$7.24	$6.31
Investment operations:
Net investment income (loss)(D)	0.01	0.06	0.07	0.07	0.03	0.08
Net realized and unrealized gain (loss)	0.76	1.75	(0.72)	0.61	2.42	0.91
Total investment operations	0.77	1.81	(0.65)	0.68	2.45	0.99
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.08)	(0.06)	(0.07)	(0.07)	(0.06)
Net asset value, end of period/year	$12.01	$11.25	$9.52	$10.23	$9.62	$7.24
Total return	6.85% (E)	19.24%	(6.33)%	7.08%	33.88%	15.81%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$345	$7,065	$6,709	$8,537	$11,948	$13,475
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.06% (F)	1.72%	1.73%	1.67%	1.41%	1.47%
Including waiver and/or reimbursement and recapture	1.17% (F),(G)	1.11% (G),(H)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	0.06% (F)	0.67%	0.73%	0.73%	0.31%	1.22%
Portfolio turnover rate	35% (E)	89%	133%	18%	16%	15%
(A)	Transamerica Partners Institutional Small Value reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Small Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 2.16-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
176

Appendix A - Asset Allocation Funds

As described in this prospectus, under normal market conditions the assets of each Asset Allocation Fund are invested in underlying bond, stock and money market funds approximately as follows:
	Long-Term Expected Average Allocations
	Bond Funds	Stock Funds	Government Money Market Fund
Transamerica Asset Allocation Short Horizon	89.8%	10%	0.2%
Transamerica Asset Allocation Intermediate Horizon	49.8%	50%	0.2%
Transamerica Asset Allocation Long Horizon	9.8%	90%	0.2%
TAM selects the underlying funds and the relative amounts to be invested in them. The underlying bond funds reflect a mix of short-term bonds, intermediate-term bonds, and high yield bonds. The underlying stock funds reflect a mix of large, mid, and small cap domestic stocks as well as international stocks.
Currently, TAM seeks to allocate an Asset Allocation Fund’s bond investments among sub-asset classes according to the following target percentages, under normal market conditions:
Sub-Asset Class	Potential Asset Allocation Range	Underlying Funds Available
Intermediate-term bonds	55 – 90%	Transamerica Intermediate Bond Transamerica Inflation-Protected Securities
Short-term bonds	0 – 25%	Transamerica High Quality Bond
High-yield bonds	0 – 20%	Transamerica High Yield Bond
Currently, TAM seeks to allocate an Asset Allocation Fund’s stock investments among sub-asset classes according to the following target percentages, under normal market conditions:
Sub-Asset Class	Potential Asset Allocation Range	Underlying Funds Available
Large cap stocks	35 – 70%	Transamerica Stock Index Transamerica Large Core Transamerica Large Value Opportunities Transamerica Large Growth
Small and mid cap stocks	10 – 40%	Transamerica Mid Cap Growth Transamerica Mid Cap Value Opportunities Transamerica Small Cap Value Transamerica Small Cap Core Transamerica Small Cap Growth
International stocks	10 – 40%	Transamerica International Equity
In the short-term, actual asset allocations may vary due to short-term changes in cash flows caused by purchases and redemptions in the Asset Allocation Funds. Under normal circumstances, each Asset Allocation Fund invests in Transamerica Government Money Market in minimal amounts for cash management and liquidity purposes. However, TAM may allocate the assets of each Asset Allocation Fund without limit to Transamerica Government Money Market in attempting to respond to adverse market, political or other conditions or to process a large purchase or redemption within an Asset Allocation Fund.
The Asset Allocation Funds are not required to invest in all of the underlying funds available, nor are they required to invest in any particular underlying Fund. TAM may change the overall asset allocations between underlying bond and stock funds at any time to reflect TAM’s current strategy for asset allocation, and also may change the relative amounts invested in a particular sub-asset class, at any time. From time to time, TAM may select new or different underlying funds than those listed in this Appendix A, without prior approval or notice to shareholders.
The following is a summary of the principal investment strategies and risks for the underlying funds not described elsewhere in this prospectus. Further information about the underlying funds not described elsewhere in this prospectus can be found in those underlying funds’ prospectuses, available at www.transamerica.com.
177

Transamerica Stock Index
Principal Investment Strategies: The fund invests in securities through an underlying master fund having the same investment goals and strategies. BlackRock Fund Advisors (“BFA”) is the investment adviser of the S&P 500 Index Master Portfolio, the underlying master fund in which the fund invests.
The fund seeks its objective by investing in the stocks comprising the Standard & Poor’s (“S&P”) 500® Index1. The weightings of stocks in the S&P 500® Index are based on each stock’s relative total market capitalization; that is, its market price per share times the number of shares outstanding. The fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500®Index. Under normal circumstances, the fund invests at least 90% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities comprising the S&P 500®Index and other investments with similar economic characteristics.
The fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500®Index. The fund’s ability to match the investment performance of the S&P 500® Index may be affected by, among other things, fund expenses, the amount of cash and cash equivalents held by the fund, the manner in which the total return of the S&P 500® Index is calculated, the size of the fund’s investment portfolio and the timing, frequency and size of cash flows into and out of the fund. In the unlikely event that the fund cannot achieve a correlation of at least 95%, the fund’s Trustees will consider alternative arrangements.
In the future, the fund may select another index if it is deemed to be more representative of the performance of publicly traded common stocks in the aggregate.
In seeking to replicate or match the performance of the S&P 500®Index, the fund may use various investment techniques, such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities. The fund may also lend its portfolio securities. These techniques may increase the fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.
The fund may invest not more than 10% of its total assets, under normal market conditions, in cash and high-quality money market instruments. These investments are made to provide liquidity and when there is an unexpected or abnormal level of investments in or redemptions from the fund.
Principal Risks of the Underlying Funds
Principal Risks	Transamerica Stock Index
Active Trading
Aggressive Investment
CFTC Regulation
China A-Shares
Commodities and Commodity-Related Securities
Convertible Securities
Counterparty	X
Credit
Currency
Depository Receipts
Derivatives	X
Emerging Markets
Equity Securities	X
Exchange-Traded Notes
Extension
Fixed-Income Securities
Focused Investing
Foreign Investments
Growth Stocks
Hedging
Index Tracking	X
Industry Concentration	X
Interest Rate
Investment Companies
Legal and Regulatory	X
Leveraging	X
Liquidity	X
[1]	Standard & Poor’s does not sponsor the fund, nor is it affiliated in any way with the fund or the fund’s advisers. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of McGraw-Hill, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation or warranty, express or implied, regarding the advisability of investing in the fund.
178

Principal Risks	Transamerica Stock Index
Management	X
Market	X
Model and Data
Momentum Style
Mortgage-Related and Asset-Backed Securities
Non-Diversification
Passive Investment	X
Prepayment or Call
Real Estate Securities
REITs
Russian Securities
Short Sales
Short Positions
Small Capitalization Companies
Small and Medium Capitalization Companies
Sovereign Debt
Subsidiary
Underlying Exchange Traded Funds
Tax
U.S. Government Agency Obligations
Valuation
Value Investing
Volatility Target
179

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Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.
Transamerica Funds
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service: 1-888-233-4339
Shareholder inquiries and transaction requests should be mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945
ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information dated March 1, 2018, as may be further supplemented or revised from time to time, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus.
Information about the funds (including the Statement of Additional Information) has been filed with and is available from the SEC, and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520. Reports and other information about the funds are also available on the SEC’s Internet site at http://www.sec.gov.
To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about the funds, call or write to Transamerica Funds at the phone number or address above or visit Transamerica Funds website at www.transamerica.com. In the Transamerica Funds annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year. Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders.
Each fund’s current net asset value per share is available on our website at www.transamerica.com.
www.transamerica.com
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.
The Investment Company Act File Number for Transamerica Funds is 811-04556.

Transamerica Funds
Prospectus March 1, 2018
Fund | Ticker	Advisor Class
Transamerica Asset Allocation-Conservative Portfolio	TACVX
Transamerica Asset Allocation-Growth Portfolio	TAGVX
Transamerica Asset Allocation-Moderate Growth Portfolio	TMGQX
Transamerica Asset Allocation-Moderate Portfolio	TMMVX
Transamerica Capital Growth	TACGX
Transamerica Concentrated Growth	TACNX
Transamerica Dividend Focused	TADVX
Transamerica Dynamic Allocation	ATTVX
Transamerica Dynamic Income	IGTVX
Transamerica Emerging Markets Debt	TAETX
Transamerica Emerging Markets Equity	TAEEX
Transamerica Event Driven	TAEVX
Transamerica Flexible Income	TAFKX
Transamerica Floating Rate	TAFRX
Transamerica Global Equity	TAGQX
Transamerica High Yield Bond	TAHDX
Transamerica High Yield Muni	TAHMX
Transamerica Inflation Opportunities	TAIOX
Transamerica Intermediate Bond	TMBAX
Transamerica Intermediate Muni	TAITX
Transamerica International Equity	TAIQX
Transamerica International Growth	TIGDX
Transamerica International Small Cap Value	TSLVX
Transamerica Large Cap Value	TALPX
Transamerica Mid Cap Growth	TAMGX
Transamerica Mid Cap Value Opportunities	TAMOX
Transamerica MLP & Energy Income	TAMLX
Transamerica Multi-Cap Growth	TAMHX
Transamerica Multi-Managed Balanced	IBAVX
Transamerica Multi-Manager Alternative Strategies Portfolio	IMUVX
Transamerica Short-Term Bond	TASBX
Transamerica Small Cap Core	TASOX
Transamerica Small Cap Growth	TASPX
Transamerica Small Cap Value	TASLX
Transamerica Small/Mid Cap Value	TASDX
Transamerica Strategic High Income	TASKX
Transamerica Unconstrained Bond	TAUNX
Transamerica US Growth	TAUGX

Neither the U.S. Securities and Exchange Commission nor U.S. Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
MPCA0318

Transamerica Asset Allocation-Conservative Portfolio

Investment Objective: Seeks current income and preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.23%
Acquired fund fees and expenses	0.75%
Total annual fund operating expenses[1]	1.10%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$112	$350	$606	$1,340
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 18% of the average value of its portfolio.
Principal Investment Strategies: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 35% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 65% of net assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
The portfolio construction manager, Morningstar Investment Management LLC, may change the fund's asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Allocation – The fund’s ability to achieve its investment objectives depends, in large part, upon the portfolio construction manager’s skill in determining the fund’s asset class allocation, deciding whether to tactically overweight or underweight asset classes and selecting a mix of underlying funds. These allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the portfolio construction manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other
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issuer is incorrect. The portfolio construction manager may favor an asset class that performs poorly relative to other asset classes. The underlying funds selected by the portfolio construction manager may underperform the market or similar funds.
Commodities and Commodity-Related Securities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market
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interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
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Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or portfolio construction manager's judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or portfolio construction manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or portfolio construction manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or portfolio construction manager’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or portfolio construction manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or portfolio construction manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In
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addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Underlying Funds – When the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
The past performance information shown below is for Class A shares, which are offered in a separate prospectus. Although Advisor Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Advisor Class shares to the extent the classes have different expenses. Performance information for Advisor Class shares will be included after the share class has been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	12.20%
Worst Quarter:	12/31/2008	-10.98%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				03/01/2002
Return before taxes	3.80%	4.22%	3.74%
Return after taxes on distributions	1.93%	2.36%	2.27%
Return after taxes on distributions and sale of fund shares	3.07%	2.80%	2.46%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	20.99%	15.43%	8.63%
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The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Construction Manager: Morningstar Investment Management LLC Portfolio Construction Team:
John McLaughlin, CFA	Co-Portfolio Manager	since 2017
Dan McNeela, CFA	Co-Portfolio Manager	since 2010
Michael Stout, CFA	Co-Portfolio Manager	since 2006
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Asset Allocation-Growth Portfolio

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.23%
Acquired fund fees and expenses	0.93%
Total annual fund operating expenses[1]	1.28%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$130	$406	$702	$1,545
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 9% of the average value of its portfolio.
Principal Investment Strategies: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, the fund expects to invest primarily in underlying funds that invest in U.S. and foreign (including emerging market) equities, commodity-related securities, and alternative investments.
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks, historical performance, current valuations, and other global economic factors. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
The portfolio construction manager, Morningstar Investment Management LLC, may change the fund’s asset allocations and underlying funds at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Allocation – The fund’s ability to achieve its investment objectives depends, in large part, upon the portfolio construction manager’s skill in determining the fund’s asset class allocation, deciding whether to tactically overweight or underweight asset classes and selecting a mix of underlying funds. These allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the portfolio construction manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The portfolio construction manager may favor an asset class that performs poorly relative to other asset classes. The underlying funds selected by the portfolio construction manager may underperform the market or similar funds.
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Commodities and Commodity-Related Securities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
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Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The fund is subject to the risk that the investment manager’s or portfolio construction manager's judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or portfolio construction manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or portfolio construction manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or portfolio construction manager’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or portfolio construction manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or portfolio construction manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or
9

not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Underlying Funds – When the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
The past performance information shown below is for Class A shares, which are offered in a separate prospectus. Although Advisor Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Advisor Class shares to the extent the classes have different expenses. Performance information for Advisor Class shares will be included after the share class has been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	18.83%
Worst Quarter:	12/31/2008	-22.63%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				03/01/2002
Return before taxes	13.52%	10.50%	4.54%
Return after taxes on distributions	10.79%	8.62%	3.55%
Return after taxes on distributions and sale of fund shares	9.81%	8.10%	3.47%
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	20.99%	15.43%	8.63%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
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Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Construction Manager: Morningstar Investment Management LLC Portfolio Construction Team:
John McLaughlin, CFA	Co-Portfolio Manager	since 2017
Dan McNeela, CFA	Co-Portfolio Manager	since 2010
Michael Stout, CFA	Co-Portfolio Manager	since 2006
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
11

Transamerica Asset Allocation-Moderate Growth Portfolio

Investment Objective: Seeks capital appreciation with current income as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.23%
Acquired fund fees and expenses	0.85%
Total annual fund operating expenses[1]	1.20%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$122	$381	$660	$1,455
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 14% of the average value of its portfolio.
Principal Investment Strategies: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 70% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 30% of net assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
The portfolio construction manager, Morningstar Investment Management LLC, may change the fund's asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Allocation – The fund’s ability to achieve its investment objectives depends, in large part, upon the portfolio construction manager’s skill in determining the fund’s asset class allocation, deciding whether to tactically overweight or underweight asset classes and selecting a mix of underlying funds. These allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the portfolio construction manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other
12

issuer is incorrect. The portfolio construction manager may favor an asset class that performs poorly relative to other asset classes. The underlying funds selected by the portfolio construction manager may underperform the market or similar funds.
Commodities and Commodity-Related Securities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay
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principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also
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subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or portfolio construction manager's judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or portfolio construction manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or portfolio construction manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or portfolio construction manager’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or portfolio construction manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or portfolio construction manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Underlying Funds – When the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to
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the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
The past performance information shown below is for Class A shares, which are offered in a separate prospectus. Although Advisor Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Advisor Class shares to the extent the classes have different expenses. Performance information for Advisor Class shares will be included after the share class has been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	15.57%
Worst Quarter:	12/31/2008	-17.63%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				03/01/2002
Return before taxes	9.50%	8.07%	4.33%
Return after taxes on distributions	6.83%	6.10%	3.10%
Return after taxes on distributions and sale of fund shares	7.02%	6.02%	3.16%
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	20.99%	15.43%	8.63%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Construction Manager: Morningstar Investment Management LLC Portfolio Construction Team:
John McLaughlin, CFA	Co-Portfolio Manager	since 2017
Dan McNeela, CFA	Co-Portfolio Manager	since 2010
Michael Stout, CFA	Co-Portfolio Manager	since 2006
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Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Asset Allocation-Moderate Portfolio

Investment Objective: Seeks capital appreciation and current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.23%
Acquired fund fees and expenses	0.79%
Total annual fund operating expenses[1]	1.14%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$116	$362	$628	$1,386
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 13% of the average value of its portfolio.
Principal Investment Strategies: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 50% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 50% of net assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	The underlying funds may invest in a variety of U.S. and foreign (including emerging market) equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks, historical performance, current valuations, and other global economic factors.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
The portfolio construction manager, Morningstar Investment Management LLC, may change the fund's asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Allocation – The fund’s ability to achieve its investment objectives depends, in large part, upon the portfolio construction manager’s skill in determining the fund’s asset class allocation, deciding whether to tactically overweight or underweight asset classes and selecting a mix of underlying funds. These allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the portfolio construction manager’s judgment about the attractiveness, value or market trends affecting a particular asset class,
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investment style, technique or strategy, underlying fund or other issuer is incorrect. The portfolio construction manager may favor an asset class that performs poorly relative to other asset classes. The underlying funds selected by the portfolio construction manager may underperform the market or similar funds.
Commodities and Commodity-Related Securities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor
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sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be
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unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or portfolio construction manager's judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or portfolio construction manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or portfolio construction manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or portfolio construction manager’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or portfolio construction manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or portfolio construction manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United
Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
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Underlying Funds – When the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
The past performance information shown below is for Class A shares, which are offered in a separate prospectus. Although Advisor Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Advisor Class shares to the extent the classes have different expenses. Performance information for Advisor Class shares will be included after the share class has been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	13.29%
Worst Quarter:	12/31/2008	-13.46%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				03/01/2002
Return before taxes	6.30%	5.89%	4.09%
Return after taxes on distributions	4.18%	3.89%	2.67%
Return after taxes on distributions and sale of fund shares	4.80%	4.17%	2.82%
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	20.99%	15.43%	8.63%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
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Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Construction Manager: Morningstar Investment Management LLC Portfolio Construction Team:
John McLaughlin, CFA	Co-Portfolio Manager	since 2017
Dan McNeela, CFA	Co-Portfolio Manager	since 2010
Michael Stout, CFA	Co-Portfolio Manager	since 2006
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Capital Growth

Investment Objective: Seeks to maximize long-term growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.79%
Distribution and service (12b-1) fees	None
Other expenses	0.25%
Total annual fund operating expenses	1.04%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$106	$331	$574	$1,271
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 66% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index1, which as of December 31, 2017, was between $388.9 million and $868.2 billion. The fund typically invests in a relatively small number of companies.
The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investment in foreign securities. The fund’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.
The sub-adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks
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as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest
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rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	03/31/2017	16.47%
Worst Quarter:	09/30/2017	4.66%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	44.18%	39.29%
Return after taxes on distributions	37.71%	27.93%
Return after taxes on distributions and sale of fund shares	29.90%	28.55%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	27.45%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
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Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Inc. Portfolio Managers:
Dennis P. Lynch	Lead Portfolio Manager	since 2011
Sam G. Chainani, CFA	Portfolio Manager	since 2011
David S. Cohen	Portfolio Manager	since 2011
Armistead B. Nash	Portfolio Manager	since 2011
Alexander T. Norton	Portfolio Manager	since 2011
Jason C. Yeung, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Concentrated Growth

Investment Objective: Seeks to achieve long-term growth of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.68%
Distribution and service (12b-1) fees	None
Other expenses	0.28%
Total annual fund operating expenses	0.96%
Fee waiver and/or expense reimbursement[1]	0.01%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Advisor Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$97	$305	$530	$1,177
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 15% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Torray LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. The fund considers large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. Sustainable growth is a product of businesses generally characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.
The fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered in an effort to minimize risk within the fund. Initial positions range from 2% to 3% of assets and may be increased over time to between 5% and 7%. Individual positions will not exceed 7%. Sector weights are independent of benchmarks, ranging from 0% to 35%, and cash is not employed in a tactical or strategic manner.
Risk control is an integral part of the sub-adviser’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates a review of a security by the sub-adviser.
Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
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Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments
30

could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	03/31/2017	8.67%
Worst Quarter:	06/30/2017	4.18%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	24.31%	21.08%
Return after taxes on distributions	22.64%	15.65%
Return after taxes on distributions and sale of fund shares	15.14%	15.55%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	30.21%	27.45%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Torray LLC Portfolio Manager:
Nicholas C. Haffenreffer[1]	Portfolio Manager	since 2014
1 Portfolio Manager of the predecessor fund since 2010
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These
31

payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
32

Transamerica Dividend Focused

Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.69%
Distribution and service (12b-1) fees	None
Other expenses	0.25%
Total annual fund operating expenses	0.94%
Fee waiver and/or expense reimbursement[1]	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.90%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.90% for Advisor Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$92	$296	$516	$1,151
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 14% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Barrow, Hanley, Mewhinney & Strauss, LLC (the “sub-adviser”), deploys an active strategy that seeks large and middle capitalization U.S.-listed stocks, including American Depositary Receipts (“ADRs”), which make up a portfolio that generally exhibits the following value characteristics: price/earnings and price/book ratios at or below the market (S&P 500®) and dividend yields at or above the market. In addition, the sub-adviser considers stocks for the fund that not only currently pay a dividend, but also have a consecutive 25 year history of paying cash dividends. The sub-adviser also seeks stocks that have long established histories of dividend increases in an effort to ensure that the growth of the dividend stream of the fund’s holdings will be greater than that of the market as a whole.
The sub-adviser utilizes a conservative orientation based on the belief that above-average returns can be achieved while taking below-average risks. The sub-adviser’s investment approach is based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom-up basis. Accordingly, the sub-adviser constructs a portfolio of individual stocks, selected on a bottom-up basis, using fundamental analysis. The sub-adviser seeks to identify companies that are undervalued and temporarily out-of-favor for reasons it can identify and understand. The sub-adviser does not attempt to time the market or rotate in and out of broad market sectors, as it believes that it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.
The fund’s portfolio will generally consist of 30 to 45 stocks with position sizes of 1% to 5% (8% maximum position weighting). Annual portfolio turnover is anticipated to be less than 25%. If a stock held in the fund omits its dividend, the fund is not required to immediately sell the stock, but the fund will not purchase any stock that does not have a 25 year record of paying cash dividends.
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the fund’s assets.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not
33

insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have
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the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	12/31/2017	5.38%
Worst Quarter:	06/30/2017	2.83%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	16.01%	14.60%
Return after taxes on distributions	13.75%	9.32%
Return after taxes on distributions and sale of fund shares	10.79%	10.75%
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	13.66%	12.22%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC Portfolio Managers:
Ray Nixon, Jr.	Portfolio Manager	since 2013
Brian Quinn, CFA	Portfolio Manager	since 2013
Lewis Ropp	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Dynamic Allocation

Investment Objective: The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The fund will seek to reduce volatility as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.58%
Distribution and service (12b-1) fees	None
Other expenses	0.80%
Acquired fund fees and expenses	0.18%
Total annual fund operating expenses	1.56%
Fee waiver and/or expense reimbursement[1]	0.53%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.03%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.85% for Advisor Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$105	$441	$800	$1,811
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 3% of the average value of its portfolio.
Principal Investment Strategies: The fund seeks to achieve its objective by investing primarily in a combination of exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment advisers.
QS Investors, LLC (the “sub-adviser”), the fund’s sub-adviser, is responsible for implementation of the fund’s overall asset allocation and the “Dynamic Risk Management” strategy described below. Western Asset Management Company (“Western Asset”), the fund’s sub-sub-adviser, is responsible for the fund’s “Event Risk Management” strategy described below.
The fund seeks to achieve its objective by normally investing in a combination of underlying ETFs representing a broad range of asset classes and investment styles and focuses, combined with multiple layers of risk management strategies. The underlying equity ETFs may include large, mid and small cap ETFs, growth and value-oriented ETFs, international ETFs, and ETFs that are based on equity indexes. The underlying long-term fixed income ETFs may include ETFs that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, securities rated below investment grade (commonly known as “junk” bonds) and ETFs that are based on fixed income indexes.
The fund generally seeks to maintain a certain target allocation for long-term investments (the “Target Allocation”). The fund’s current Target Allocation is 70% in equity and 30% in fixed income securities. However, the sub-adviser may from time to time make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. The sub-adviser may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, the sub-adviser will examine relative values and prospects among the underlying ETFs’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow. The fund’s tactical overweights or underweights may range from 60% of its net assets in equity ETFs and 40% of its net assets in long-term fixed income ETFs to 75% of its net assets in equity ETFs and 25% of its net assets in long-term fixed income ETFs as, in the sub-adviser’s opinion, market conditions warrant.
The sub-adviser will employ the Dynamic Risk Management strategy and, in its discretion, may adjust the fund’s asset mix as often as intra-day and may vary the fund’s allocation substantially from the Target Allocation. Western Asset will implement the Event Risk Management strategy in an effort to lessen the impact to the fund of steep market declines. As result, the fund’s asset mix may be significantly different than the Target Allocation.
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In addition to these long-term investments, the fund may invest in short-term defensive instruments, including money market funds, Treasury bills and cash, and may enter into derivative transactions involving options, futures and swaps as a part of its risk management strategies.
Risk Management
The sub-adviser and Western Asset will implement a combination of risk management strategies that will attempt to reduce downside volatility within the fund. These strategies include Dynamic Risk Management and Event Risk Management, as described below. Through both strategies, the fund gives up some of the potential for high total return that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.
Dynamic Risk Management. The Dynamic Risk Management strategy seeks to reduce the fund’s market risk exposure and volatility. As frequently as intra-day, the Dynamic Risk Management strategy may increase the fund’s exposure to short-term defensive instruments in response to certain levels of negative fund performance. At other times, Dynamic Risk Management may decrease the fund’s exposure to short-term defensive instruments and increase its exposure to equity ETFs and long-term fixed income ETFs in order to return to the fund’s Target Allocation in response to certain levels of positive fund performance. The maximum daily allocation to short-term defensive instruments will be 95% of the fund’s net assets.
In response to certain levels of negative fund performance, the sub-adviser may increase the fund’s exposure to short-term defensive instruments (“derisking”) based on a formula that takes into account the fund’s current NAV, macro-economic conditions, and the fund’s underlying volatility. In order to implement this strategy, the sub-adviser anticipates that it will sell shares of equity and longer-term fixed-income ETFs and other liquid securities or engage in short sale transactions involving index options and index futures contracts. In response to certain levels of positive fund performance, the fund may purchase equity and longer-term fixed-income ETFs or cover short futures positions (when the fund is not managed strictly according to the standard Target Allocation). The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management. If the sub-adviser determines that de-risking is no longer appropriate, the fund will reverse this process, sell short-term defensive instruments and purchase equity and longer-term fixed income ETFs in accordance with the fund’s Target Allocation.
Event Risk Management. The Event Risk Management strategy seeks to reduce the impact to the fund of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads.
The fund may invest up to 7% of its net assets at the time of purchase in this strategy (as measured by the aggregate premiums paid on options and initial margin on futures contracts). If the fund’s holdings in this strategy increase in value to over 7% of its net assets as a result of market movements, the fund will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 7% of its net assets. The value of the fund’s assets invested in this strategy may be substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the fund has engaged in “de-risking,” the fund’s NAV could decline even if the broader markets rise in value. Conversely, if the value of the instruments in the Event Risk Management strategy increases after the fund has engaged in “de-risking,” the fund’s NAV could increase even if the broader markets fall in value.
Western Asset’s views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, the fund will implement the Event Risk Management strategy through investments in options, futures, swaps or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements, there may be times when the investment and transaction costs related to hedging will result in losses to the fund. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Asset Allocation – The sub-adviser allocates the fund's assets among various asset classes and underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable
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regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the fund holds in equity and fixed income ETFs and may be more concentrated in short-term defensive instruments. The fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. If the fund increases its exposure to short-term defensive instruments at inopportune times or for extended periods of time, the fund may experience lower performance and greater losses. There is no guarantee that the Dynamic Risk Management strategy will work as intended.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Event Risk Management – The Event Risk Management strategy may utilizing options, futures and swaps that are expected to increase in value during the occurrence of certain market events. An instrument used to hedge market event risk could lose all or a portion of its value even in a period of severe market stress. Implementation of the strategy may result in the fund holding options, futures and swaps positions that take contradictory views on market movements. The costs of purchasing and selling these instruments may reduce the fund’s return. The fund may not be able to close out a position at the desired time or price. There is no guarantee that the Event Risk Management strategy will work as intended.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market
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interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity
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and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
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Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
Tactical and Strategic Asset Allocation – The  fund’s tactical asset allocation strategy involves making short-term adjustments to the fund’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The fund’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The fund may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during
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periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
The past performance information shown below is for Class A shares, which are offered in a separate prospectus. Although Advisor Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Advisor Class shares to the extent the classes have different expenses. Performance information for Advisor Class shares will be included after the share class has been in operation for one complete calendar year.
Absent any limitation of the fund's expenses, total returns would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to May 1, 2015, the fund was named Transamerica Tactical Rotation, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2013	6.50%
Worst Quarter:	09/30/2015	-5.45%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				10/31/2012
Return before taxes	6.35%	6.05%	6.22%
Return after taxes on distributions	6.14%	5.25%	5.09%
Return after taxes on distributions and sale of fund shares	3.76%	4.55%	4.53%
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	15.51%
Transamerica Dynamic Allocation Blended Benchmark (reflects no deduction for fees, expenses or taxes)	16.98%	10.23%	10.28%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The Transamerica Dynamic Allocation Blended Benchmark consists of the following: Russell 1000® Index, 50%; Bloomberg Barclays Global Aggregate Index ex-US, 15%; Bloomberg Barclays US Aggregate Bond Index, 15%; MSCI All Country World Index
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ex-U.S., 10%; and the Russell 2000® Index, 10%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Adam J. Petryk, CFA	Portfolio Manager	since 2016
Thomas Picciochi	Portfolio Manager	since 2015
Ellen Tesler	Portfolio Manager	since 2015

Sub-Sub-Adviser: Western Asset Management Company Portfolio Managers:
Prashant Chandran	Portfolio Manager	since 2015
Jim K. Huynh	Portfolio Manager	since 2017
S. Kenneth Leech	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Advisor Class shares of the fund are not currently offered for sale to the public.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Dynamic Income

Investment Objective: Seeks high current income as the primary objective with capital appreciation as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution and service (12b-1) fees	None
Other expenses	0.27%
Acquired fund fees and expenses	0.34%
Total annual fund operating expenses[1]	1.11%
Fee waiver and/or expense reimbursement[2]	0.10%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.01%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.67% for Advisor Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$103	$343	$602	$1,343
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 9% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing primarily in a combination of underlying exchange-traded funds (“ETFs”).
The sub-adviser utilizes a dynamic optimization approach that seeks to maximize current income though the use of a proprietary quantitative model. The dynamic approach reallocates the portfolio’s assets in an effort to maximize income, within the context of the level of risk taken. The model is used as a tool by the sub-adviser in seeking to achieve the fund’s objective, however the sub-adviser has the ability to use discretion throughout the portfolio implementation process.
The sub-adviser’s asset allocation strategy involves making adjustments to the fund’s asset mix, utilizing among other things the sub-adviser’s research on various risk and income considerations, in an effort to maximize yields relative to risks as market and economic conditions change. The sub-adviser’s selections of individual ETFs to a given asset class may be driven by income, risk, diversification, liquidity, fees, or other investment considerations.
Under normal circumstances, the fund’s equity allocation will generally vary between approximately 30% and 35% of its net assets. The equity allocation normally involves a combination of domestic and non-U.S. ETFs, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The fund’s allocation to non-U.S. equity ETFs will generally not exceed more than 18% of the total net assets of the fund. The fund’s allocation to bond ETFs (which may include domestic and non-U.S. government, corporate, high yield and structured bonds, including emerging markets) will generally vary between approximately 65% and 70% of net assets. The sum of the fund’s allocation to high yield (commonly known as “junk” bonds) and emerging market fixed income asset classes will generally not exceed 60% of the fund’s net assets. The fund’s allocation to non-U.S. fixed income ETFs will generally not exceed 35% of the net assets of the fund.
The sub-adviser dynamically rebalances assets on a monthly basis and rotates the fund’s assets semi-annually, or as needed dependent upon market conditions, among various asset classes in an effort to take advantage of changing conditions that the sub-adviser believes favor one asset class over another. Based on the analysis of risk and income characteristics, the sub-adviser will increase the allocation to the asset classes that the sub-adviser believes have a higher probability of contributing to a higher yield at a reasonable risk level. The investment process incorporates a limit of 20% to any single ETF and also employs diversification measures in an effort to ensure the fund includes exposure to multiple asset classes.
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The sub-adviser uses a largely quantitative process to seek an income focused portfolio that has a high yield and corresponds to a desired risk level. As part of the investment process, the sub-adviser defines a universe of ETFs that generate regular income and then estimates the yield on each ETF. The sub-adviser incorporates various inputs focused on income and risk into the model and includes constraints and metrics that limit asset class exposures to ensure portfolio diversification. The sub-adviser may exercise its judgment in managing the fund and may, in its discretion, adjust, change, or even disregard the quantitative model at any time. The desired output of the process is a well-diversified income portfolio.
It is the fund's goal to pay a monthly dividend that is generally consistent in amount based on current market conditions, including current interest rates. The dividend will be calculated based on estimates of expected dividends from the fund’s holdings. Actual dividends received by the fund may vary from the estimates, and subsequent monthly dividends will be adjusted accordingly.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. It is not possible to predict the extent to which the fund will be invested in a particular underlying ETF at any time. The fund may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the fund’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Asset Allocation – The sub-adviser allocates the fund's assets among various asset classes and underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains
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unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs
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of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or
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not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
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Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
Tactical and Strategic Asset Allocation – The  fund’s tactical asset allocation strategy involves making short-term adjustments to the fund’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The fund’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The fund may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
The past performance information shown below is for Class A shares, which are offered in a separate prospectus. Although Advisor Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Advisor Class shares to the extent the classes have different expenses. Performance information for Advisor Class shares will be included after the share class has been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
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As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to May 1, 2015, the fund was named Transamerica Tactical Income, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2016	7.82%
Worst Quarter:	09/30/2015	-6.00%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				10/31/2011
Return before taxes	1.85%	2.68%	3.66%
Return after taxes on distributions	0.30%	0.76%	1.71%
Return after taxes on distributions and sale of fund shares	1.16%	1.20%	1.99%
iBoxx $ Liquid High Yield Index (reflects no deduction for fees, expenses or taxes)	6.32%	4.72%	6.10%
Transamerica Dynamic Income Blended Benchmark (reflects no deduction for fees, expenses or taxes)	9.92%	7.22%	7.74%
The Transamerica Dynamic Income Blended Benchmark consists of the following: iBoxx $ Liquid High Yield Index, 40%, Bloomberg Barclays US Aggregate Bond Index, 30% and S&P 500®, 30%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager:Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Adam J. Petryk, CFA	Portfolio Manager	since 2016
Thomas Picciochi	Portfolio Manager	since 2015
Ellen Tesler	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Emerging Markets Debt

Investment Objective: Seeks to generate a high total return through a combination of capital appreciation and income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.62%
Distribution and service (12b-1) fees	None
Other expenses	0.29%
Total annual fund operating expenses	0.91%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$93	$290	$504	$1,120
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 247% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Logan Circle Partners, LP (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging market countries.
The sub-adviser seeks to identify companies in developing countries that are believed to be undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The fund will normally invest its assets in local currency and hard currency (such as U.S. dollars) emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar denominated sovereign exposure should range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures should range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.
The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies. The fund may use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. The sub-adviser generally considers selling a security when it determines that the holding no longer satisfies its investment criteria.
The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.
The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not
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insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest
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rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political
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conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
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Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	03/31/2017	5.05%
Worst Quarter:	12/31/2017	0.69%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	12.52%	13.38%
Return after taxes on distributions	10.13%	11.05%
Return after taxes on distributions and sale of fund shares	7.05%	9.12%
J.P. Morgan Emerging Markets Bond Index Global (reflects no deduction for fees, expenses or taxes)	9.59%	10.50%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Logan Circle Partners, LP Portfolio Managers:
Todd Howard, CFA	Portfolio Manager	since 2011
Scott Moses, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Emerging Markets Equity

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.98%
Distribution and service (12b-1) fees	None
Other expenses	0.38%
Total annual fund operating expenses	1.36%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$138	$431	$745	$1,635
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 49% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, ClariVest Asset Management LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)) of issuers economically tied to one or more emerging market countries. Issuers considered to be economically tied to emerging market countries include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more emerging markets; (2) an issuer of securities that are principally traded in one or more emerging markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more emerging markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more emerging markets; (4) a governmental or quasi-governmental entity of an emerging market; or (5) any other issuer that the sub-adviser believes may expose the fund’s assets to the economic fortunes and risks of emerging markets. The sub-adviser may consider any one of the five factors when making a determination that an issuer is “economically tied” to emerging markets. The sub-adviser may consider an issuer to be economically tied to emerging markets even though it may be based in a developed market such as the United States. The sub-adviser considers emerging market countries to be countries included in the MSCI Emerging Markets Index.
The fund may (but is not required to) invest up to 100% of its total assets in foreign securities. The fund will normally emphasize investments in common stocks and other equity securities. The fund may invest in companies that exhibit growth characteristics and companies that exhibit value characteristics.
In selecting securities for the fund, the sub-adviser utilizes quantitative tools in a bottom-up investment process. Using an internally developed algorithm, the sub-adviser constructs a portfolio that seeks to maximize expected alpha, subject to constraints designed to meet long-run expected active risk goals. The annual portfolio turnover rate of the fund may exceed 125%.
The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the fund to additional
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risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly,
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fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can
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fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	03/31/2017	14.73%
Worst Quarter:	06/30/2017	5.28%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	37.57%	36.48%
Return after taxes on distributions	37.53%	36.91%
Return after taxes on distributions and sale of fund shares	21.70%	28.50%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	37.75%	36.89%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: ClariVest Asset Management LLC Portfolio Managers:
Stacey Nutt	Portfolio Manager	since 2014
David R. Vaughn, CFA	Portfolio Manager	since 2012
Priyanshu Mutreja, CFA	Portfolio Manager Assistant Portfolio Manager	since 2017 since 2014
Alex Turner, CFA	Portfolio Manager Assistant Portfolio Manager	since 2014 since 2012
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted
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under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Event Driven

Investment Objective: Seeks positive absolute returns.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.19%
Distribution and service (12b-1) fees	None
Other expenses	0.67%
Dividend and interest expenses on securities sold short[1]	0.17%
All other expenses	0.50%
Acquired fund fees and expenses	0.04%
Total annual fund operating expenses[2]	1.90%
Fee waiver and/or expense reimbursement[3]	0.34%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.56%
1	Dividend expense on securities sold short refers to paying the value of dividends to the securities' lenders. Interest expense on securities sold short arises from the use of short sale proceeds to invest more than 100% of the fund's net assets in long positions.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
3	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.35% for Advisor Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$159	$564	$995	$2,195
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 633% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Advent Capital Management, LLC (the “sub-adviser”), normally invests the fund’s assets, directly or synthetically through derivatives, in securities of companies the sub-adviser believes are involved in a corporate or special situation event. Events may include, but are not limited to, stock repurchase programs, spinoffs, asset sales, restructurings, refinancings, mergers and acquisitions, earnings announcements, and investments driven by special features in bond indentures (such as ratchet clauses and poison puts). The sub-adviser may also invest in opportunities related to securities the sub-adviser believes are mispriced due to market volatility, the economic cycle or market liquidity. The fund may invest in a variety of securities within a company’s capital structure, including, but not limited to, debt instruments, convertible securities, preferred securities, equity securities and warrants. Such securities may be senior or subordinated securities.
The fund’s strategy normally employs a substantial amount of leverage. A large portion of the fund’s long investment exposure to a company’s securities may be established through total return swaps or other derivative instruments that have a leveraging effect on the fund. The fund may also take short positions which involve leverage.
The sub-adviser utilizes fundamental research to select investments and seeks to attain the most optimal implementation of its fundamental views in the current market environment through direct investments and/or synthetically through derivatives. In executing its strategy, the fund generally seeks to capture the price difference between a security’s current market price and the anticipated value to be delivered through the successful completion of an extraordinary corporate transaction or a unique event-driven opportunity. Intensive fundamental and security valuation analysis is applied by the sub-adviser in an effort to identify value and manage risk, as well as to calculate rates of return and monitor investment thesis progress. The fund will generally invest in transactions with identifiable time-frames and high expected returns.
To execute the fund’s strategy, the sub-adviser may take long or short positions in the securities of a company based on fundamental research or technical factors, which may include, but are not limited to, valuation, anticipated earnings releases, technical trading characteristics, and specific corporate events (such as strikes, contract awards, FDA approvals, new product announcements, industry dynamics, or the effects of news from a competitor).
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The fund generally uses derivatives as part of the overall implementation of its strategy, and derivatives usage may be substantial. Such derivatives may include total return swaps, credit default swaps, interest rate swaps, forward currency contracts, options on securities and futures transactions. Derivatives may be used in different ways within the fund. For example, derivatives may be used as a substitute for a direct investment in stocks, bonds or convertible securities. Derivatives also may be used for speculative or hedging purposes. Derivatives used by the fund may involve leverage.
When the fund uses derivatives with a leveraging effect, changes in the value of the fund’s investments will have a larger effect on its share price than if it did not use such derivatives. Other risks also are magnified and there are costs associated with using leverage. The fund may have to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to comply with the applicable segregation requirements.
The fund will invest primarily in companies in developed markets, but may invest up to 20% of its assets in companies located in emerging markets. The fund may invest without limit in companies in non-U.S. developed markets and in lower investment grade and non-investment grade fixed income securities (commonly known as “junk bonds”). The sub-adviser expects the average duration of the fixed income securities within the fund’s portfolio, including the negative duration of short positions in fixed income securities, to be between 3 and 4 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security to changes in interest rates. The fund may invest in companies of any capitalization.
The fund may have a portfolio turnover rate that is significantly higher than a comparable fund.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Arbitrage – Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility
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and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater
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impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and
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increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	09/30/2017	1.56%
Worst Quarter:	03/31/2017	1.10%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	5.39%	4.82%
Return after taxes on distributions	4.72%	4.16%
Return after taxes on distributions and sale of fund shares	3.08%	3.40%
BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	1.11%	1.10%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Advent Capital Management, LLC Portfolio Managers:
Odell Lambroza	Portfolio Manager	since 2015
Tracy V. Maitland	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Flexible Income

Investment Objective: Seeks to provide high total return through a combination of current income and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.48%
Distribution and service (12b-1) fees	None
Other expenses	0.29%
Total annual fund operating expenses	0.77%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$79	$246	$428	$954
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 34% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.
Under normal circumstances, at least 50% of the fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the fund’s sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). The fund may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environments and global asset classes and proprietary “bottom up” research of sectors, industries, issuers and individual securities. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement and relative value of markets and securities prices worldwide. In its proprietary “bottom up” research of corporate and sovereign debt and other fixed income securities, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine asset class, sector, security, yield curve and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
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Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
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Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage.
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Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
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Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
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Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	03/31/2017	1.75%
Worst Quarter:	12/31/2017	0.32%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	5.12%	5.61%
Return after taxes on distributions	3.36%	3.85%
Return after taxes on distributions and sale of fund shares	2.89%	3.48%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	4.39%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Jeremy Mead, CFA	Portfolio Manager	since 2017
James K. Schaeffer, Jr.	Portfolio Manager	since 2011
Doug Weih, CFA	Portfolio Manager	since 2014
Brian W. Westhoff, CFA	Portfolio Manager	since 2005
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services,
Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Floating Rate

Investment Objective: Seeks to achieve a high level of current income with capital appreciation as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.64%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.30%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.95%
Fee waiver and/or expense reimbursement[2]	0.14%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.81%
1	Other expenses are based on estimates for the current fiscal year.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.80% for Advisor Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$83	$289	$512	$1,154
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 55% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances the fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”) seeks to achieve the fund’s objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans or floating rate debt securities. Floating rate loans and floating rate debt securities have interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of sectors, industries and securities. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, collateral and covenants specific to individual issuers and loans.
The fund will primarily invest in first lien, senior secured term floating rate loans (“senior loans”) to corporate issuers, partnerships and other entities. The fund can invest in senior loans of any maturity and quality. The majority of the fund’s total assets generally will be invested in loans or securities rated below investment grade (that is, loans or securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser), and the fund may invest without limitation in such loans and securities (commonly known as “junk bonds”). The issuers of the loans in which the fund invests may themselves be rated below investment grade even if the loan itself is not.
The fund may invest up to 15% of its net assets in unsecured floating rate loans and floating rate debt securities and up to 15% of its net assets in second lien floating rate loans. The fund may also invest up to 20% of its net assets in subordinated bridge loans, unsecured fixed rate high yield bonds, money market instruments and other fixed rate debt securities, including distressed securities that may be in default and have any or no credit rating.
The fund may invest in loans of foreign borrowers and foreign debt securities, including emerging market debt securities, but expects that the majority of its total assets will be invested in loans and debt securities of U.S. borrowers or issuers. The fund may invest in exchange traded funds (“ETF”) to create exposure to asset classes.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest
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rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
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Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Junior Loans – Junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity
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and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced
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to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
The past performance information shown below is for Class A shares, which are offered in a separate prospectus. Although Advisor Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Advisor Class shares to the extent the classes have different expenses. Performance information for Advisor Class shares will be included after the share class has been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2016	2.09%
Worst Quarter:	12/31/2015	-0.91%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class A			10/31/2013
Return before taxes	-1.38%	2.36%
Return after taxes on distributions	-2.99%	0.75%
Return after taxes on distributions and sale of fund shares	-0.79%	1.05%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	4.25%	3.97%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend
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on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
John F. Bailey, CFA	Portfolio Manager	since 2013
Jason P. Felderman, CFA	Portfolio Manager	since 2013
Zach Halstead	Portfolio Manager	since 2018
James K. Schaeffer, Jr.	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Advisor Class shares of the fund are not currently offered for sale to the public.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Global Equity

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.84%
Distribution and service (12b-1) fees	None
Other expenses	0.39%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses[1]	1.24%
Fee waiver and/or expense reimbursement[2]	0.13%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.11%
1	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.10% for Advisor Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$113	$381	$668	$1,489
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 38% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Rockefeller & Co., Inc. (the “sub-adviser”) invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The fund may invest in securities of U.S. and non-U.S. issuers of any size, but generally focuses on larger, more established companies. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets, as classified using the MSCI classifications of emerging and frontier markets. Under normal conditions, the fund will invest in at least four countries including the U.S. Securities held by the fund may be denominated in both U.S. dollars as well as the local currency.
The sub-adviser selects investments for the fund’s portfolio using a bottom-up security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition and compelling valuations.
Equity securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants for equity securities, depositary receipts such as American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, and interests in other investment companies, including exchange traded funds, that invest in equity securities.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
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Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse
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effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of
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an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	03/31/2017	7.87%
Worst Quarter:	09/30/2017	4.56%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	26.88%	24.92%
Return after taxes on distributions	26.30%	24.34%
Return after taxes on distributions and sale of fund shares	15.75%	19.04%
MSCI All Country World Index Net	23.97%	22.81%
MSCI World Index ex-U.S. (reflects no deduction for fees, expenses or taxes)	24.81%	25.03%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Rockefeller & Co., Inc. Portfolio Managers:
Jimmy C. Chang, CFA	Portfolio Manager	since 2014
David P. Harris, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in
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its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica High Yield Bond

Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.57%
Distribution and service (12b-1) fees	None
Other expenses	0.26%
Total annual fund operating expenses	0.83%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$85	$265	$460	$1,025
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 39% of the average value of its portfolio.
Principal Investment Strategies: The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund's sub-adviser). The sub-adviser’s strategy is to seek to achieve high returns for the fund while maintaining a reasonable risk profile.
In managing the fund's assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Bank Obligations – To the extent the fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles.
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Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or
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central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange
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rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
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Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	03/31/2017	2.59%
Worst Quarter:	12/31/2017	0.17%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	7.10%	7.56%
Return after taxes on distributions	4.62%	5.08%
Return after taxes on distributions and sale of fund shares	4.02%	4.64%
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	7.50%	7.73%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Kevin Bakker, CFA	Portfolio Manager	since 2007
Benjamin D. Miller, CFA	Portfolio Manager	since 2006
James K. Schaeffer, Jr.	Portfolio Manager	since 2011
Derek Thoms	Portfolio Manager	since 2016
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica High Yield Muni

Investment Objective: Seeks to maximize total return through investment in medium- and lower-grade municipal securities that are exempt from federal income tax.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.54%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.38%
Total annual fund operating expenses	0.92%
Fee waiver and/or expense reimbursement[2]	0.16%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.76%
1	Other expenses are based on estimates for the current fiscal year.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.76% for Advisor Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$78	$277	$494	$1,117
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 115% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”) applicable to individuals. Interest income from some of the municipal obligations in which the fund may invest may be subject to AMT. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions. The fund may invest 25% or more of its total assets in any sector or sub-sector of the municipal bond market.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The process is engineered to seek to exploit mispricing that may be apparent at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve positioning. Investment decisions are made to maximize total return while balancing portfolio risk. The fund’s investments generally include higher yielding municipal bonds, specifically medium- to- lower-grade municipal bonds. High-yield, lower-grade debt securities (commonly known as “junk bonds”) are those rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by Standard & Poor’s Rating Services (“S&P”) or comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined by the sub-adviser to be of comparable quality). The fund has the flexibility to invest the remainder of its assets in a broad array of issuers across the credit spectrum.
The fund may also invest up to 15% of its assets in municipal bonds that are distressed securities. Distressed securities are securities that are the subject of bankruptcy proceedings or are rated in the lowest rating categories by at least one independent rating agency (“CC” or lower by S&P or Fitch or “Ca” or lower by Moody’s), or if unrated, judged to be of comparable quality by the sub-adviser. The fund may also invest in higher quality debt securities.
Under normal conditions, the duration of the fund will generally vary between three and 20 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates. The fund does not limit the maturity of the securities in which it invests. The maturity of a fixed income security is the measure of time remaining until the final payment on the security is due. However, under normal circumstances, the fund may focus on longer-term maturities in an effort to capture the higher yields generally associated with such maturities. The fund may invest more than 25% of its
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assets in securities relating to one political subdivision, such as any state or U.S. territory. The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”) as well as municipal bond closed-end funds.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general
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rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United
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Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
The fund may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than tax-exempt securities issued by other issuers. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Puerto Rico Municipal Securities – Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. Recently, Puerto Rico has defaulted on certain general obligation bonds and agency debt payments and there may be additional defaults. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code. It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt
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restructuring process itself, could adversely affect the value of Puerto Rico municipal securities. To the extent the fund holds any Puerto Rico municipal securities, the fund may lose some or all of the value of those investments.
Taxable Investments – Although distributions of interest income from the fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your fund distributions.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
The past performance information shown below is for Class A shares, which are offered in a separate prospectus. Although Advisor Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Advisor Class shares to the extent the classes have different expenses. Performance information for Advisor Class shares will be included after the share class has been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2014	5.31%
Worst Quarter:	12/31/2016	-6.64%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class A			07/31/2013
Return before taxes	5.96%	7.33%
Return after taxes on distributions	5.19%	6.53%
Return after taxes on distributions and sale of fund shares	3.95%	5.91%
Bloomberg Barclays High Yield Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	9.69%	6.00%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Belle Haven Investments, L.P. Portfolio Manager:
Matthew Dalton	Portfolio Manager	since 2013
Brian Steeves	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Advisor Class shares of the fund are not currently offered for sale to the public.
Tax Information: The fund intends to distribute income that is exempt from regular federal income tax and the AMT. A portion of the fund’s distributions may be subject to taxes.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Inflation Opportunities

Investment Objective: Seeks maximum real return, consistent with appreciation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.58%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.32%
Total annual fund operating expenses	0.90%
Fee waiver and/or expense reimbursement[2]	0.15%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.75%
1	Other expenses are based on estimates for the current fiscal year.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.75% for Advisor Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$77	$272	$484	$1,094
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 41% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing the fund’s assets primarily in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.
Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers with respect to domestic issuers.
The fund may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and mortgage-backed asset-backed securities. The fund may invest in securities of any maturity and does not have a target average duration. The fund also may invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents.
The fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (often referred to as “junk bonds”) rated BB or below by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Corporation or Fitch, Inc., or, if unrated, determined by the sub-advisor to be of comparable quality.
The fund may use derivatives, including swaps, currency forward contracts, and futures, in an effort to mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. The fund may invest in swaps, including interest rate swaps, inflation-based swaps and credit default swaps, provided that the fund’s maximum swap underlying notional value exposure does not exceed 40% of the underlying market value of the fund’s portfolio. The fund may also invest in hybrid instruments.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not
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insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect
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the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Hybrid Instruments – Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as
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intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds generally seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced
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to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
The past performance information shown below is for Class A shares, which are offered in a separate prospectus. Although Advisor Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Advisor Class shares to the extent the classes have different expenses. Performance information for Advisor Class shares will be included after the share class has been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2016	2.98%
Worst Quarter:	09/30/2015	-2.26%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class A			03/01/2014
Return before taxes	-1.14%	-0.25%
Return after taxes on distributions	-1.74%	-0.66%
Return after taxes on distributions and sale of fund shares	-0.65%	-0.38%
Bloomberg Barclays Global Inflation Linked Bond Index (reflects no deduction for fees, expenses or taxes)	8.67%	2.08%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: PineBridge Investments LLC Portfolio Managers:
Roberto Coronado	Co-Portfolio Manager	since 2016
Gunter H. Seeger	Co-Portfolio Manager	since 2018
Robert A. Vanden Assem, CFA	Co-Portfolio Manager	since 2014
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Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Advisor Class shares of the fund are not currently offered for sale to the public.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Intermediate Bond

Investment Objective: Seeks to achieve maximum total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.38%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.24%
Total annual fund operating expenses	0.62%
Fee waiver and/or expense reimbursement[2]	0.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.55%
1	Other expenses are based on estimates for the current fiscal year.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.55% for Advisor Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$56	$191	$339	$768
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 22% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed income securities. The fund’s portfolio weighted average duration will typically range from 3 to 10 years. The fund may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fund’s investments may include debt securities of foreign issuers, including emerging market debt securities. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund’s sub-adviser.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine sector, security, yield curve, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of
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altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market
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interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the
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fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized
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by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
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The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Core Bond (the “predecessor fund”), on March 24, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Prior to May 1, 2014, the predecessor fund had a different sub-adviser. The performance set forth prior to that date is attributable to that previous sub-adviser.
The past performance shown below is for Class R4 shares. Class R4 shares are offered in a separate prospectus. Although Advisor Class shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Advisor Class shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Advisor Class shares will be included in a future prospectus after the class has been in operation for one calendar year. following the reorganizations
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	09/30/2009	5.44%
Worst Quarter:	09/30/2008	-3.77%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				09/11/2000
Return before taxes	4.04%	2.41%	4.37%
Return after taxes on distributions	3.02%	1.05%	2.81%
Return after taxes on distributions and sale of fund shares	2.28%	1.22%	2.77%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Tyler A. Knight, CFA	Portfolio Manager	since 2015
Sivakumar N. Rajan	Portfolio Manager	since 2017
Doug Weih, CFA	Portfolio Manager	since 2014
Brian W. Westhoff, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Advisor Class shares of the fund are not currently offered for sale to the public.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you
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may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Intermediate Muni

Investment Objective: Seeks to maximize total return through a combination of current income that is exempt from federal income tax and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.43%
Distribution and service (12b-1) fees	None
Other expenses	0.26%
Total annual fund operating expenses	0.69%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$70	$221	$384	$859
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 55% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”) applicable to individuals. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The fund will invest utilizing a process that seeks to maximize total return, while adhering to longer term strategic risk management through a disciplined commitment to the diversification benefits of investment in a number of security types within the municipal bond market. The fund does this by taking a flexible approach to where it identifies value opportunities regardless of the par value. The sub-adviser also has the flexibility to invest in a broad array of issuers across the credit spectrum, although the fund is expected to have an investment grade bias.
Under normal conditions, the fund’s dollar-weighted average maturity is more than 3 years and less than 10 years. A fixed income security’s maturity is the date at which the security’s issuer legally agrees to repay the principal.
The fund may invest no more than 25% of its assets in securities of issuers in the same state, political subdivision or U.S. territory. The fund may invest up to 20% of its net assets in taxable investments, including U.S. high yield fixed income securities (commonly known as “junk bonds”) rated B or higher. Junk bonds are those securities rated below investment grade by at least one nationally recognized statistical rating organization, or, if unrated, determined by the sub-adviser to be of comparable quality.
The fund may invest in derivative instruments such as options and futures contracts on U.S. Treasury securities for hedging purposes. The fund may also invest in exchange-traded funds (“ETFs”).
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
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Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial
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amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be
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adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
The fund may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than tax-exempt securities issued by other issuers. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Puerto Rico Municipal Securities – Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. Recently, Puerto Rico has defaulted on certain general obligation bonds and agency debt payments and there may be additional defaults. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code. It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt restructuring process itself, could adversely affect the value of Puerto Rico municipal securities. To the extent the fund holds any Puerto Rico municipal securities, the fund may lose some or all of the value of those investments.
Taxable Investments – Although distributions of interest income from the fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your fund distributions.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In
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the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	06/30/2017	2.08%
Worst Quarter:	12/31/2017	0.70%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	5.51%	6.29%
Return after taxes on distributions	5.50%	6.02%
Return after taxes on distributions and sale of fund shares	4.01%	5.17%
Bloomberg Barclays Muni Managed Money Intermediate Index (reflects no deduction for fees, expenses or taxes)	4.88%	5.61%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Belle Haven Investments, L.P. Portfolio Managers:
Matthew Dalton	Portfolio Manager	since 2012
Brian Steeves	Portfolio Manager	since 2012
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: The fund intends to distribute income that is exempt from regular federal income tax and the AMT. A portion of the fund’s distributions may be subject to taxes.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Equity

Investment Objective: Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.71%
Distribution and service (12b-1) fees	None
Other expenses	0.28%
Total annual fund operating expenses	0.99%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$101	$315	$547	$1,213
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 22% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed countries, but may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of approximately 80-110 stocks is selected as a result of this process. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary
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receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
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In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions.
Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	03/31/2017	7.13%
Worst Quarter:	09/30/2017	3.65%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	22.48%	21.61%
Return after taxes on distributions	21.50%	20.68%
Return after taxes on distributions and sale of fund shares	13.35%	16.46%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.62%	25.92%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brandon H. Harrell, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Growth (formerly, Transamerica International Equity Opportunities)

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.75%
Distribution and service (12b-1) fees	None
Other expenses[2]	0.26%
Total annual fund operating expenses	1.01%
1	Management fees have been restated to reflect a reduction in management fees effective March 1, 2018.
2	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$103	$322	$558	$1,236
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 15% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Greystone Managed Investments Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities—such as preferred stock, convertible securities and depositary receipts—of issuers economically tied to a number of countries throughout the world, including emerging market countries. The fund normally invests primarily in equity securities of foreign companies, including emerging market equity securities. In selecting investments for the fund, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. The sub-adviser may invest the fund’s assets in companies of any size. The fund may also invest in warrants and rights.
The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser will normally invest the fund’s assets in investments economically tied to at least three countries not including the United States. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country.
The sub-adviser normally allocates the fund's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
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Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
China A–Shares – The fund may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict the fund’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when the fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the fund’s investments through the Programs. There is no guarantee that all three exchanges will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
In addition, uncertainties in China tax rules governing taxation of income and gains from investments in China A-Shares via the Programs could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
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Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments
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could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The past performance information shown below is for Class I2 shares, which are not available through this prospectus. Although Advisor Class shares would have similar annual returns to Class I2 shares because the classes are invested in the same portfolio of securities, the returns for Class I2 shares will vary from Advisor Class shares because Advisor Class shares have different expenses. Performance information for Advisor Class shares will be included after the share class has been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 1, 2018, the fund was named Transamerica International Equity Opportunities, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	09/30/2009	21.17%
Worst Quarter:	09/30/2011	-20.57%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				06/10/2008
Return before taxes	27.58%	7.41%	4.46%
Return after taxes on distributions	27.19%	6.55%	3.38%
Return after taxes on distributions and sale of fund shares	16.12%	5.69%	3.39%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.62%	8.39%	3.08%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Greystone Managed Investments Inc. Portfolio Managers:
Alfred Li, CFA	Portfolio Manager	since 2018
Jeff Tiefenbach, CFA	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Small Cap Value

Investment Objective: Seeks maximum long-term total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.94%
Distribution and service (12b-1) fees	None
Other expenses	0.28%
Total annual fund operating expenses	1.22%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$124	$387	$670	$1,477
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 25% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies. The fund considers small-cap companies to be those with market capitalizations between $200 million and $6 billion at the time of investment. The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser will seek stocks that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize small cap companies, it may also invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its assets in securities of companies in emerging markets. It is expected that investments will generally be diversified throughout the world and within markets in an effort to moderate specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Small Cap Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of approximately 80-120 securities is selected as a result of this process.
The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the MSCI EAFE Small Cap Index.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary
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receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
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In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The past performance information shown below is for Class I shares, which are not available through this prospectus. Although Advisor Class shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class I shares will vary from Advisor Class shares because Advisor Class shares have different expenses. Performance information for Advisor Class shares will be included after the share class has been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
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Annual Total Returns (calendar years ended December 31) - Class I
	Quarter Ended	Return
Best Quarter:	06/30/2017	7.65%
Worst Quarter:	09/30/2014	-9.05%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I			01/04/2013
Return before taxes	30.47%	10.57%
Return after taxes on distributions	29.35%	9.71%
Return after taxes on distributions and sale of fund shares	17.79%	8.24%
MSCI EAFE Small Cap Index Gross (reflects no deduction for fees, expenses or taxes)	33.50%	12.90%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Managers:
Brandon H. Harrell, CFA	Portfolio Manager	since 2013
Stedman D. Oakey, CFA	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Advisor Class shares of the fund are not currently offered for sale to the public.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Large Cap Value

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.65%
Distribution and service (12b-1) fees	None
Other expenses	0.23%
Total annual fund operating expenses	0.88%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$90	$281	$488	$1,084
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 128% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The fund considers large cap companies to be companies with capitalizations within the range of companies included in the Russell 1000® Value Index1. As of December 31, 2017, the market capitalization range of the Russell 1000® Value Index was between approximately $1.1 billion and $489 billion. The fund’s sub-adviser, Levin Capital Strategies, L.P.
(the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $10 billion. The fund typically holds between 25 and 40 positions.
The fund will employ a value-oriented, contrarian approach and a bottom-up fundamental research process combining stock specific insight with a contra momentum discipline. Employing a contra momentum discipline is a practice through which the sub-adviser will seek to purchase securities trading lower than recent highs and at modest multiples of cash flow, reflecting low asset valuations and indicating that the securities may be undervalued. The sub-adviser emphasizes capital preservation, risk control and downside protection. The goal of the systematic evaluation is to identify and buy stocks that are undervalued but have an identifiable catalyst, such as a potentially profitable product in the issuer’s production pipeline, that has the potential to unlock value.
The fund will generally invest in companies across a variety of industries and sectors. Valuation is assessed on both a relative and absolute basis. The fund will invest primarily in common stock and depositary receipts. The fund may invest up to 20% of its assets in non-U.S. securities. The fund considers non-U.S. securities to include issuers organized or located outside the U.S. and trade primarily in a market located outside the U.S. The fund may invest up to 20% of its net assets in small and/or medium capitalization companies.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
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In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions.
Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	09/30/2017	3.81%
Worst Quarter:	06/30/2017	2.22%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	12.29%	11.00%
Return after taxes on distributions	8.61%	5.25%
Return after taxes on distributions and sale of fund shares	8.88%	7.27%
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	13.66%	12.22%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Levin Capital Strategies, L.P. Portfolio Managers:
John Levin	Portfolio Manager	since 2012
Jack Murphy	Portfolio Manager	since 2012
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
130

Transamerica Mid Cap Growth

Investment Objective: Seeks long term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.31%
Total annual fund operating expenses	1.06%
Fee waiver and/or expense reimbursement[1]	0.01%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.05%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.05% for Advisor Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$107	$336	$584	$1,293
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 30% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser believes have the potential to deliver earnings growth in excess of the market average, or to become market leaders. Under normal circumstances, the fund’s sub-adviser, Quantum Capital Management (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index1. As of December 31, 2017, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $1.2 billion to $36.7 billion. Over time, the capitalizations of the companies in the Russell Midcap® Growth Index will change. As they do, the size of the companies in which the fund invests may change.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The fund emphasizes common stocks. The fund may also invest in foreign securities.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments
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could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Mid Growth (the “predecessor fund”), on March 10, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Prior to June 28, 2013, the predecessor fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.
The past performance shown below is for Class R4 shares. Class R4 shares are offered in a separate prospectus. Although Advisor Class shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Advisor Class shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Advisor Class shares will be included in a future prospectus after the class has been in operation for one calendar year. following the reorganizations
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/ individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	12/31/2010	17.62%
Worst Quarter:	12/31/2008	-25.45%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				11/07/2001
Return before taxes	21.29%	13.43%	6.48%
Return after taxes on distributions	19.97%	8.62%	4.19%
Return after taxes on distributions and sale of fund shares	12.76%	8.82%	4.29%
Russell Midcap® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	25.27%	15.30%	9.10%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Quantum Capital Management Portfolio Managers:
Howard Aschwald, CFA	Portfolio Manager	since 2013
Timothy D. Chatard, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Mid Cap Value Opportunities

Investment Objective: Seeks to provide investors with long term capital growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses	0.26%
Total annual fund operating expenses	0.96%
Fee waiver and/or expense reimbursement[1]	0.01%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Advisor Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$97	$305	$530	$1,177
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 76% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund's sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Value Index1 (between approximately $4.4 billion and $29 billion as of its most recent reconstitution on June 23, 2017). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.
The fund primarily invests in common stocks. The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser's mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action.
The sub-adviser's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned
136

by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	03/31/2017	4.82%
Worst Quarter:	09/30/2017	-2.10%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	9.45%	8.03%
Return after taxes on distributions	7.52%	4.08%
Return after taxes on distributions and sale of fund shares	6.91%	5.51%
Russell Midcap® Value Index[1] (reflects no deduction for fees, expenses or taxes)	13.34%	12.17%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brett P. Hawkins, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
138

Transamerica MLP & Energy Income

Investment Objective: Seeks long-term growth of capital while providing current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.11%
Distribution and service (12b-1) fees	None
Other expenses	0.27%
Total annual fund operating expenses	1.38%
Fee waiver and/or expense reimbursement[1]	0.03%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.35%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.35% for Advisor Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$137	$434	$752	$1,655
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 41% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “sub-adviser”), seeks to achieve the fund’s stated objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and debt securities of energy master limited partnerships (“MLPs”), MLP-related entities, energy infrastructure companies and other issuers in the energy sector. The sub-adviser considers the “energy sector” to consist of companies involved in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity (“energy-related assets”).
MLPs are publicly traded partnerships that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products (“midstream assets”). MLPs also include general partner MLPs whose assets consist of ownership interests of an affiliated MLP (which may include general partnership interests, incentive distribution rights, common units and subordinated units).
MLP-related entities include companies structured as MLPs that have elected to be taxed as corporations for federal income tax purposes and affiliates of MLPs, substantially all of whose assets consist of i-units and instruments that are derivatives of interests in MLPs. MLP affiliates are not treated as publicly traded partnerships for federal income tax purposes. Energy infrastructure companies are companies, other than MLPs, that own or operate midstream assets. This includes companies that (i) derive at least 50% of their revenues or operating income from midstream assets or (ii) have midstream assets that represent a majority of their assets. Energy infrastructure companies are not structured as MLPs and are taxed as corporations. Investments in other issuers in the energy sector will consist of companies that own, operate or provide services to energy-related assets.
MLP and MLP-related equity investments by the fund may include securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, including MLP and limited liability company common units; the equity securities issued by MLP-related entities, such as I-shares of MLP-related entities and common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in MLPs and energy infrastructure companies.
The fund may invest in the debt securities of issuers in the energy sector, but not more than 10% of its total assets may be invested in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities.
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The fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to I-shares of MLP-related entities, substantially all of whose assets consist of limited partnership interests in MLPs in the form of i-units, which are not treated as publicly traded partnerships for federal income tax purposes. MLP-related entities receive additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-shares will receive additional I-shares, in the same proportion as the MLP-related entities’ receipt of i-units, rather than cash distributions.
The fund may use short sales, arbitrage and other strategies to try to generate additional return, the maximum exposure to which may not exceed 20% of the fund’s net assets. As part of such strategies, the fund may (1) engage in paired long short trades in an attempt to arbitrage pricing disparities in securities held in the fund (e.g., establishing a long or short position in the equity of an MLP issuer while simultaneously establishing an opposite position in an affiliated MLP-related entity or other affiliated equity security); (2) trade call or put options; (3) enter into total return swaps or credit default contracts; or (4) sell securities short. The fund may also invest in foreign securities, but generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. and Canadian exchanges.
Options trading is not a core strategy of the fund, but may be used to monetize existing positions when price targets are reached, to generate income and to help hedge the fund. In addition, by taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.
The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes.
The above investment restrictions apply at the time of purchase, and the fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Arbitrage – Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
Capital Markets – Energy companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, energy companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
Cash Flow – A substantial portion of the income received by the fund is expected to be derived from investments in equity securities of energy companies. The amount and tax characterization of cash that any such company has available for distribution depends on the amount of cash generated from such company’s operations. Cash from operations may vary widely from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. In addition, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs, borrowing costs and other costs of expenditures may reduce the amount of cash that a company has available for distribution in a given period.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators
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to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Energy Sector – Under normal circumstances, the fund concentrates its investments in industries in the energy sector. Investing in the energy sector involves a number of risks, including:
•	Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies.
•	Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated.
•	Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons.
•	Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled,
(iii) how services are provided, (iv) environmental and safety controls, and (v) the prices they may charge for the products and services they provide.
•	Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices.
•	Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that energy companies are unable to make such acquisitions, whether because they are unable to identify attractive acquisition candidates and negotiate and close acceptable purchase contracts or to raise financing for such acquisitions on economically acceptable terms, or otherwise, their future growth may be limited.
•	Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
•	Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions.
•	Terrorism/Market Disruption . Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets.
•	Weather. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your
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investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Industry Concentration – The fund concentrates its investments in a specific industry or industries. Concentration in a particular industry subjects the fund to the risks associated with that industry. As a result, the fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The yields for equity securities of MLPs and certain midstream companies (companies that own and operate midstream assets, which are used in energy logistics, including, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products) are susceptible in the short-term to fluctuations in interest rates and the prices of such equity securities may decline when interest rates rise. This is also true for investments in debt instruments of energy companies. Rising interest rates can adversely impact the financial performance of energy companies by increasing the cost of capital. This may reduce such companies’ ability to execute acquisitions or expansion projects in a cost-effective manner.
IPOs – Initial public offerings (“IPOs”) are subject to specific risks which include, among others:
•	high volatility;
•	no track record for consideration;
•	securities may be illiquid; and
•	earnings are less predictable.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
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Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Master Limited Partnerships – Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of the fund’s investments in such securities may decline if interest rates rise. The value of the
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fund’s investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Privately Held Companies – Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the sub-adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the fund invests. Investments in privately held companies may be illiquid and difficult to value.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Tax – In order to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. If the fund were to fail to meet any of these requirements, the fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would generally be taxable to shareholders as ordinary dividend income to the extent attributable to the fund’s earnings and profits. If the fund were to fail to qualify as a RIC, shareholders of the fund could realize significantly diminished returns from their investment in the fund. In the alternative, the fund may be able to preserve its RIC qualification under those circumstances by meeting certain conditions, in which case it may be subject to certain additional taxes.
The fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes. An MLP is an entity treated as a partnership under the Internal Revenue Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. If it does not so qualify, it will generally be subject to tax as a corporation and there could be a material decrease in the value of its securities.
Depreciation or other cost recovery deductions passed through to the fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the fund may need to liquidate investments, which may lead to additional recapture income.
Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the fund or the issuers in which the fund invests. Any such changes could negatively impact the value of the fund’s investments and the amount and tax characterization of distributions paid by the fund.
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Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	03/31/2017	2.75%
Worst Quarter:	06/30/2017	-4.64%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	-0.14%	1.71%
Return after taxes on distributions	-1.16%	0.71%
Return after taxes on distributions and sale of fund shares	0.51%	1.17%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	19.72%
Alerian MLP Total Return Index (reflects no deduction for fees, expenses or taxes)	-6.52%	-2.02%
Transamerica MLP & Energy Income Blended Benchmark (reflects no deduction for fees, expenses or taxes)	-0.21%	-0.16%
Prior to November 1, 2017, the secondary benchmark of the fund was the Transamerica MLP & Energy Income Blended Benchmark, which consisted of the Alerian MLP Total Return Index (50%) and Bloomberg Barclays Investment Grade Credit Index (50%). As of November 1, 2017, the secondary benchmark is the Alerian MLP Total Return Index. This change to the secondary benchmark was made to more accurately reflect the principal investment strategies of the fund.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Kayne Anderson Capital Advisors, L.P. Portfolio Manager:
John C. Frey	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
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Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. Some fund distributions may be treated as a return of capital, which is not currently taxable. Distributions treated as a return of capital will reduce your tax basis in your shares.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Multi-Cap Growth

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses	0.28%
Total annual fund operating expenses	0.98%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$100	$312	$542	$1,201
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 16% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Alta Capital Management, LLC (the “sub-adviser”), under normal conditions, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies of any size. The sub-adviser seeks to achieve the fund’s investment objective by building a portfolio focused primarily on growth stocks of U.S. companies of any capitalization that the sub-adviser believes will generate above-benchmark returns over a full market cycle.
The sub-adviser utilizes a bottom-up, fundamental approach to identify a group of approximately 30-35 stocks which it believes will outperform the Russell 3000® Growth Index1. The sub-adviser anticipates making investments in companies representing a broad range of market capitalizations, which generally may include large-, mid-, and small-capitalization companies. The sub-adviser may invest up to 20% of the fund’s assets in securities of foreign companies, including emerging market securities, primarily indirectly through American Depositary Receipts (ADRs).
The sub-adviser seeks to invest in what the sub-adviser believes are quality companies with a demonstrated history of consistent growth and stability in earnings that they believe are selling at an attractive valuation relative to future growth expectations. Quality is measured by, among other factors, a company’s demonstrated ability to consistently grow earnings and free cash flow. Other characteristics of quality companies generally include high returns on capital; attractive profit margins; financial flexibility; and a leading industry position. The sub-adviser seeks to purchase stocks of companies capable of sustaining these competitive advantages well into the future.
Research is primarily performed in-house by the sub-adviser and relies on proprietary screens and valuation models. A security may be sold as it reaches the sub-adviser’s fair valuation, its growth or quality attributes are undermined or it underperforms beyond a set limit.
Risk control is inherent to the investment management process. The sub-adviser believes a strict screening process, rigorous assessment of a company’s competitive advantages, and conservative valuation assumptions minimize risk at the individual stock level. Additional risk control measures at the portfolio level include placing bands on individual stock and sector weightings, normally investing no more than 20% of the fund’s net assets in small capitalization companies, and generally maintaining a minimum of 40% of the fund’s net assets invested in large capitalization companies.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to
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time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/ individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
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Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	03/31/2017	7.77%
Worst Quarter:	06/30/2017	2.22%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	23.14%	20.71%
Return after taxes on distributions	21.48%	14.37%
Return after taxes on distributions and sale of fund shares	13.76%	14.81%
Russell 3000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	29.59%	26.87%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Alta Capital Management, LLC Portfolio Managers:
Melanie H. Peche, CFA	Portfolio Manager	since 2016
Michael O. Tempest	Portfolio Manager	since 2016
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Multi-Managed Balanced

Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.65%
Distribution and service (12b-1) fees	None
Other expenses	0.25%
Total annual fund operating expenses	0.90%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$92	$287	$498	$1,108
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 39% of the average value of its portfolio.
Principal Investment Strategies: The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund. The fund varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.
Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The fund's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®.
Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund's sub-adviser.
In managing the fund's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s qualitative “top down” approach, the fixed-income sub-adviser
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analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined approach to determine sector, security, yield curve positioning, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds)
have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
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Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed
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income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
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The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller
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becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
The past performance information shown below is for Class A shares, which are offered in a separate prospectus. Although Advisor Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Advisor Class shares to the extent the classes have different expenses. Performance information for Advisor Class shares will be included after the share class has been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund was named Transamerica Balanced, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period prior to that date is attributable to that previous sub-adviser. Prior to May 1, 2014, the fund had a different fixed-income sub-adviser and used different investment strategies. The performance set forth for the period between March 22, 2011 and April 30, 2014 is attributable to the previous fixed-income sub-adviser.
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Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	13.89%
Worst Quarter:	12/31/2008	-16.46%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				12/02/1994
Return before taxes	7.57%	8.37%	6.29%
Return after taxes on distributions	6.73%	7.31%	5.09%
Return after taxes on distributions and sale of fund shares	4.90%	6.39%	4.76%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Tyler A. Knight, CFA	Portfolio Manager	since 2015
Sivakumar N. Rajan	Portfolio Manager	since 2017
Doug Weih, CFA	Portfolio Manager	since 2014
Brian Westhoff, CFA	Portfolio Manager	since 2014
Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Steven G. Lee	Portfolio Manager	since 2014
Tim Snyder, CFA	Portfolio Manager	since 2013
Raffaele Zingone, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Multi-Manager Alternative Strategies Portfolio

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.19%
Distribution and service (12b-1) fees	None
Other expenses	0.29%
Acquired fund fees and expenses	1.45%
Total annual fund operating expenses[2]	1.93%
1	Management fees have been restated to reflect a reduction in management fees effective July 7, 2017.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses and do not fully reflect the reduction in management fees effective July 7, 2017.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$196	$606	$1,042	$2,254
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 65% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing its assets primarily in underlying Transamerica funds (“underlying Transamerica funds”).
Under normal circumstances, the fund expects to invest primarily in underlying Transamerica funds that use alternative investment strategies as their principal investment strategies and/or invest primarily in alternative asset classes which may include, but are not limited to:
•	Long-short and market-neutral strategies;
•	Tactical, strategic or dynamic investment strategies (bond and/or equity);
•	Arbitrage strategies;
•	Event driven strategies;
•	Real estate strategies;
•	Managed futures strategies;
•	Global macro strategies;
•	Commodities and/or natural resources and/or precious metals;
•	Foreign currency trading strategies; and/or
•	Non-core investments (such as micro-cap stocks, international small cap stocks, high yield credit, emerging markets equities and debt, Treasury Inflation-Protected Securities (TIPS), master limited partnerships (MLPs) and foreign bonds).
The fund may invest from time to time in underlying Transamerica funds that use traditional core investment strategies (e.g., invest in developed market equity securities or U.S. investment grade fixed income securities). The fund may also invest directly in U.S. government securities, short-term commercial paper and/or repurchase agreements.
In managing the fund’s portfolio of investments, the sub-adviser will develop a target asset allocation for the fund using quantitative and qualitative techniques and factors. The sub-adviser’s approach to asset allocation seeks to budget the fund’s long term investment risk exposure across risk factors, such as equity risk, interest rate risk, convexity/credit risk, emerging markets risk, commodities risk, equity style factor risk, time series momentum risk and active risk. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.
The sub-adviser may change the fund’s asset allocation at any time without notice to shareholders. The sub-adviser normally adjusts the fund’s strategic asset allocation as part of its tactical investment process in order to react to changes in the markets, the economic cycle and the macroeconomic environment. The fund’s portfolio positioning may therefore change over time based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities.
The fund’s investment manager, Transamerica Asset Management, Inc. (the “manager”) will, among other things, oversee and monitor the sub-adviser and will be solely responsible for selecting the underlying Transamerica funds among which the sub-adviser may allocate the fund’s assets and overseeing the management of the underlying Transamerica funds. Each underlying Transamerica fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying Transamerica fund decides which securities to purchase and sell
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for that underlying Transamerica fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying Transamerica funds.
The sub-adviser may determine (in its sole discretion) that there are multiple Transamerica funds pursuing an investment strategy or investing principally in an asset class represented in the sub-adviser’s target asset allocation; in those cases, the sub-adviser may allocate the portion of the fund’s assets allocated to that strategy or asset class equally among those Transamerica funds using the risk budgeting approach described above.
The “Underlying Funds” section of the prospectus lists the Transamerica funds currently available for investment by the fund and provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the Transamerica funds. It is not possible to predict the extent to which the fund will be invested in a particular Transamerica fund at any time, and the fund may be a significant shareholder in certain Transamerica funds.
The sub-adviser may invest in index-based underlying exchange-traded funds (“underlying ETFs”) that it selects to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available Transamerica funds.
The fund may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s tactical asset allocation and to express the sub-adviser’s short or medium-term investment views. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the Transamerica funds and underlying ETFs.
The fund may invest without restriction as to issuer capitalization, country, market, currency, maturity or credit rating.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Arbitrage – Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
Asset Allocation – The sub-adviser allocates the fund's assets among various asset classes and underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
CFTC Regulation – The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the fund. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
Commodities and Commodity-Related Securities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the
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value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Energy Sector – Under normal circumstances, the fund concentrates its investments in industries in the energy sector. Investing in the energy sector involves a number of risks, including:
•	Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies.
•	Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated.
•	Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons.
•	Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and (v) the prices they may charge for the products and services they provide.
•	Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices.
•	Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that energy companies are unable to make such acquisitions, whether because they are unable to identify attractive acquisition candidates and negotiate and close acceptable purchase contracts or to raise financing for such acquisitions on economically acceptable terms, or otherwise, their future growth may be limited.
•	Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
•	Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural
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disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions.
•	Terrorism/Market Disruption . Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets.
•	Weather. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed
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income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative
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interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Natural Resource-Related Securities – Because the fund invests in natural resource related securities, the fund is subject to the risks associated with natural resource investments in addition to the general risk of the stock market. This means the fund is more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors than a more broadly diversified fund. Because the fund invests primarily in companies with natural resource assets, there is the risk that the fund will perform poorly during a downturn in natural resource prices.
Precious Metals-Related Securities – Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition,
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if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Short Positions – The fund may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the sub-adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a fund’s asset allocation. The fund’s tactical asset management discipline may not work as intended. The fund may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying funds, underlying ETFs or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Underlying Funds – When the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided
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by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
The past performance information shown below is for Class A shares, which are offered in a separate prospectus. Although Advisor Class shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Advisor Class shares to the extent the classes have different expenses. Performance information for Advisor Class shares will be included after the share class has been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to July 7, 2017, the fund had a different sub-adviser and used different investment strategies. The performance set forth from June 11, 2014 to that date is attributable to that previous sub-adviser. From March 1, 2012 to June 11, 2014, the fund was directly managed by TAM, and performance during that period is attributable to TAM. Prior to March 1, 2012, the fund had a different sub-adviser, and performance prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	12.16%
Worst Quarter:	12/31/2008	-10.35%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				12/28/2006
Return before taxes	-0.80%	0.42%	0.95%
Return after taxes on distributions	-1.33%	-0.18%	0.32%
Return after taxes on distributions and sale of fund shares	-0.42%	0.10%	0.53%
BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index (reflects no deduction for fees, expenses or taxes)	3.92%	3.32%	3.45%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	5.99%	2.12%	-0.41%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Goldman Sachs Asset Management, L.P. Portfolio Managers:
Raymond Chan, CFA	Portfolio Manager	since 2017
Christopher Lvoff, CFA	Portfolio Manager	since 2017
Lucy Xin	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Advisor Class shares of the fund are not currently offered for sale to the public.
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Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Short-Term Bond

Investment Objective: Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution and service (12b-1) fees	None
Other expenses	0.24%
Total annual fund operating expenses	0.74%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$76	$237	$411	$918
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 52% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s portfolio weighted average duration will typically range from 1 to 2.5 years.
Securities in which the fund may invest include:
•	corporate debt securities of U.S. issuers;
•	debt securities of foreign issuers that are denominated in U.S. dollars, including foreign corporate issuers and foreign governments;
•	obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;
•	asset-backed securities and mortgage-backed securities, including commercial mortgage-backed securities; and
•	bank loans.
The fund expects to typically invest no more than 10% of its net assets, but may invest up to 20% of its net assets, in high-yield debt securities (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser). The fund may invest up to 10% of its net assets in emerging market securities.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. This information helps to inform the sub-adviser’s decisions regarding the fund’s duration, yield-curve positioning and level of exposure to various asset classes. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs
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and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Bank Obligations – To the extent the fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may
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have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as
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intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
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Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	03/31/2017	0.84%
Worst Quarter:	12/31/2017	0.19%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	2.39%	2.57%
Return after taxes on distributions	1.48%	1.66%
Return after taxes on distributions and sale of fund shares	1.35%	1.54%
BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index (reflects no deduction for fees, expenses or taxes)	0.85%	1.08%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Norbert King	Portfolio Manager	since 2017
Glen Kneeland	Portfolio Manager	since 2014
Tyler A. Knight, CFA	Portfolio Manager	since 2017
Doug Weih, CFA	Portfolio Manager	since 2011
Brian W. Westhoff, CFA	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares
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on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Small Cap Core

Investment Objective: Seeks long term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.83%
Distribution and service (12b-1) fees	None
Other expenses	0.33%
Total annual fund operating expenses	1.16%
Fee waiver and/or expense reimbursement[1]	0.11%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.05%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.05% for Advisor Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$107	$358	$628	$1,399
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 53% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in stocks of companies with small market capitalizations which, in the opinion of the fund’s sub-adviser, Systematic Financial Management, L.P. (the “sub-adviser”), present an opportunity for significant increases in value, without consideration for current income. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies with small market capitalizations (or small-cap companies) and other investments with similar economic characteristics. The sub-adviser considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000® Index1 over time. On December 31, 2017, the market capitalizations of companies in the Russell 2000®Index ranged from $23 million and $9.4 billion. Over time, the capitalizations of the companies in the Russell 2000® Index will change. As they do, the size of the companies in which the fund invests may change.
The fund may invest in American Depositary Receipts (“ADRs”) and/or foreign securities trading on U.S. exchanges, which generally stay under 10% of portfolio assets. It will not trade securities on a non-U.S. exchange. The fund may also invest in real estate investment trusts (“REITs”). Investment in derivatives, futures and swaps are not permitted.
Portfolio construction and management are rules-based. Generally, securities are purchased and sold when they meet defined ranking levels. Companies in the portfolio are also sold if they fall outside the general market capitalization range of the Russell 2000® Index. The portfolio is rebalanced periodically with securities qualifying for purchase or sale added or removed at such time. This process yields a portfolio with exposure to all economic sectors through approximately equally weighted positions in about 250 to 400 companies. The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to
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address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a
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different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as a comparison to a secondary index.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Small Core (the “predecessor fund”), on March 10, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Prior to July 3, 2008, the predecessor fund had different sub-advisers. The performance set forth for the period prior to that date is attributable to those previous sub-advisers. From July 3, 2008 to February 27, 2009, the predecessor fund had different sub-advisers. The performance set forth for that period is attributable to those previous sub-advisers. From February 28, 2009 to June 27, 2013, the predecessor fund had different sub-advisers. The performance set forth for that period is attributable to those previous sub-advisers. Prior to June 28, 2018, the predecessor fund had a different investment objective and used different investment strategies.
The past performance shown below is for Class R4 shares. Class R4 shares are offered in a separate prospectus. Although Advisor Class shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Advisor Class shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Advisor Class shares will be included in a future prospectus after the class has been in operation for one calendar year. following the reorganizations
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/ individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	09/30/2009	18.96%
Worst Quarter:	12/31/2008	-25.54%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				09/11/2000
Return before taxes	6.27%	10.33%	6.77%
Return after taxes on distributions	5.36%	9.85%	6.44%
Return after taxes on distributions and sale of fund shares	4.24%	8.05%	5.34%
Russell 2000® Index[1] (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Systematic Financial Management, L.P. Portfolio Managers:
Eoin E. Middaugh, CFA	Lead-Portfolio Manager	since 2013
D. Kevin McCreesh, CFA	Co-Portfolio Manager	since 2013
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Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Small Cap Growth

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.87%
Distribution and service (12b-1) fees	None
Other expenses	0.40%
Total annual fund operating expenses	1.27%
Fee waiver and/or expense reimbursement[1]	0.12%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.15%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.15% for Advisor Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$117	$391	$685	$1,523
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 80% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index1, which as of June 23, 2017, the most recent reconstitution date of the index, was between $91 million and $5.86 billion.
The sub-adviser’s approach to security selection seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital. In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment.
The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
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In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/ individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	03/31/2017	4.61%
Worst Quarter:	06/30/2017	2.74%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	15.50%	14.43%
Return after taxes on distributions	12.91%	-2.29%
Return after taxes on distributions and sale of fund shares	10.90%	9.36%
Russell 2000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	22.17%	19.97%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Ranger Investment Management, L.P. Portfolio Managers:
W. Conrad Doenges	Portfolio Manager	since 2012
Andrew Hill	Portfolio Manager	since 2017
Joseph LaBate	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Small Cap Value

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.84%
Distribution and service (12b-1) fees	None
Other expenses	0.30%
Total annual fund operating expenses	1.14%
Fee waiver and/or expense reimbursement[1]	0.09%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.05%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.05% for Advisor Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$107	$353	$619	$1,378
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 35% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Boston Advisors, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. The fund generally considers a small capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index1 at the time of initial purchase. As of December 31, 2017, the market capitalization range of the Russell 2000® Value Index was between $22 million and $8.9 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
In selecting investments for the fund, the sub-adviser combines quantitative modeling, fundamental research and qualitative analysis. The sub-adviser first ranks the individual stocks in which the fund may invest through the use of a proprietary model that incorporates multiple fundamental factors, with the weightings of the factors in the model varying in relation to the stock’s industry group and the current market environment. The sub-adviser also considers industry groups using a fundamental research process which takes into account macroeconomic considerations and other factors. The sub-adviser selects stocks on behalf of the fund based on the stock rankings which are derived from the sub-adviser’s proprietary process. The sub-adviser will generally sell a stock on behalf of the fund if the stock experiences a rankings decline or extreme price movements, or for risk management purposes.
From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and timing issues.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
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Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
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The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Small Value (the “predecessor fund”), on April 21, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
The past performance shown below is for Class R4 shares. Class R4 shares are offered in a separate prospectus. Although Advisor Class shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Advisor Class shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Advisor Class shares will be included in a future prospectus after the class has been in operation for one calendar year. following the reorganizations
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/ individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to February 27, 2009, the predecessor fund had a different sub-adviser. The performance set forth for the period prior to that date is partly attributable to that previous sub-adviser.
Prior to July 9, 2010, a different sub-adviser managed the predecessor fund and it used different investment strategies. The performance set forth for the period between February 27, 2009 and July 8, 2010 is attributable to that previous sub-adviser.
Prior to September 28, 2015, the predecessor fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period between July 9, 2010 and September 27, 2015 is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	12/31/2011	17.69%
Worst Quarter:	12/31/2008	-22.42%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				01/23/2003
Return before taxes	8.44%	11.67%	8.12%
Return after taxes on distributions	7.40%	11.16%	7.68%
Return after taxes on distributions and sale of fund shares	5.59%	9.14%	6.43%
Russell 2000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	7.84%	13.01%	8.17%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Boston Advisors, LLC Portfolio Managers:
James W. Gaul, CFA	Portfolio Manager	since 2015
David Hanna	Portfolio Manager	since 2015
Douglas A. Riley, CFA	Portfolio Manager	since 2015
Michael J. Vogelzang, CFA	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged
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investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
186

Transamerica Small/Mid Cap Value

Investment Objective: Seeks to maximize total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.78%
Distribution and service (12b-1) fees	None
Other expenses	0.26%
Total annual fund operating expenses	1.04%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$106	$331	$574	$1,271
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 104% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-advisers, Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley LLC (the “sub-advisers”), seek to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets).
The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of securities comprising the Russell 2000® Index and the Russell Midcap Index respectively, or within the range of the Russell 2500TM Index1, whichever is broader at the time of purchase. Over time, the capitalizations of the companies in the index will change. As they do, the size of the companies in which the fund invests may change. As of December 31, 2017, the market capitalization range of securities comprising the Russell 2000® Index was between $23 million and $9.4 billion, the market capitalization range of securities comprising the Russell Midcap Index was between $568 million and $36.7 billion, and the market capitalization range of securities comprising the Russell 2500TM Index was between $23 million and $17.2 billion.
The fund emphasizes investments in common stocks. The fund generally will invest in small- and mid-cap equities. Thompson, Siegel & Walmsley LLC is the sub-adviser for the mid cap sleeve. In the mid-cap sleeve, the sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Factors one and two of the screen attempt to assess a company’s discount to private market value relative to other mid-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action.
Systematic Financial Management, L.P. is the sub-adviser for the small cap sleeve. In the small-cap sleeve, the sub-adviser generally will invest in common stocks of companies with small capitalizations that are attractively valued and possess low price cash flow ratios or, in the case of certain financial stocks, low price/earnings ratios and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management.
The fund’s investment methodology unifies what both sub-advisers deem to be the best attributes of quantitative screening and fundamental research in an integrated and repeatable process designed to outperform the Russell 2500TM Value Index over the long term. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The fund may also invest in real estate investment trusts (“REITs”), and may invest up to 5% of its total assets in exchange traded funds (“ETFs”).
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned
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by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the
Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the
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underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
From March 22, 2011 until December 4, 2016, Systematic Financial Management, L.P. served as the fund's sole sub-adviser and the fund used different investment strategies.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	12/31/2017	5.59%
Worst Quarter:	09/30/2017	2.01%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	15.39%	13.74%
Return after taxes on distributions	10.87%	8.25%
Return after taxes on distributions and sale of fund shares	9.95%	9.03%
Russell 2500™ Value Index[1] (reflects no deduction for fees, expenses or taxes)	10.36%	9.74%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
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Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Systematic Financial Management, L.P. Portfolio Manager:
Kenneth Burgess, CFA	Portfolio Manager	since 2011
Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brett P. Hawkins, CFA	Portfolio Manager	since 2016
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Strategic High Income

Investment Objective: Seeks current income while providing long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.69%
Distribution and service (12b-1) fees	None
Other expenses	0.34%
Total annual fund operating expenses	1.03%
Fee waiver and/or expense reimbursement[1]	0.08%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Advisor Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$97	$320	$561	$1,252
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 79% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), deploys an active strategy that normally seeks to invest in a range of securities, including primarily U.S. stocks with market capitalizations in excess of $3 billion, preferred stocks, and income producing fixed income securities. Under normal market conditions, the fund invests in a diversified portfolio of credit and equity securities and may shift its investments from one asset class to another in order to achieve the fund’s income objective.
The sub-adviser employs a strategic approach to asset allocation and uses a bottom-up fundamental investment approach to security selection. The sub-adviser expects to invest the fund’s portfolio in a mix of common stock, preferred stock and fixed income securities, targeting allocations of 40%, 20% and 40%, respectively for these asset classes. Depending on market factors, these allocations may range from approximately 20% to approximately 60% for common stock, 0% to approximately 40% for preferred stock and approximately 20% to approximately 60% for fixed income securities.
The equity securities in which the fund invests consist primarily of common stocks. Debt securities in which the fund invests include primarily high yield bonds (also known as “junk bonds”), although the fund may hold other fixed income securities including various fixed, floating and variable rate instruments, secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, debentures, shorter term instruments and closed-end funds. The fund may invest all of its fixed income allocation in securities that are rated below investment grade.
The fund may invest in securities of any maturity and does not have a target average duration. The fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the fund may have significant investments in particular sectors. The fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts. The fund may also invest in exchange-traded funds (“ETFs”).
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
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Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
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Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Investment Companies – To the extent that the fund invests in other investment companies, such as closed-end or exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
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In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading
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generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	12/31/2017	4.19%
Worst Quarter:	06/30/2017	2.30%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	13.68%	13.30%
Return after taxes on distributions	12.14%	11.83%
Return after taxes on distributions and sale of fund shares	8.21%	9.70%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	19.72%
Transamerica Strategic High Income Blended Benchmark (reflects no deduction for fees, expenses or taxes)	15.69%	14.62%
The Transamerica Strategic High Income Blended Benchmark consists of the following: BofA Merrill Lynch U.S. High Yield BB-B Rated Constrained Index: 40% and S&P 500®: 60%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
William M. Bellamy, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Unconstrained Bond

Investment Objective: Seeks to maximize total return through a combination of interest income and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.67%
Distribution and service (12b-1) fees	None
Other expenses	0.34%
Total annual fund operating expenses	1.01%
Fee waiver and/or expense reimbursement[1]	0.06%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Advisor Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$97	$316	$552	$1,231
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 87% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds. The fund may invest in investment grade and below investment grade (commonly known as “junk bonds”) fixed income securities issued by domestic and foreign issuers, including those in emerging market countries. The bonds in which the fund may invest may be issued by governments, their agencies or instrumentalities, and corporate issuers. The fund will not be constrained by management against an index.
The fund may invest opportunistically across a broad array of fixed income segments including but not limited to U.S. government bonds, inflation-protected securities, international government bonds, municipal bonds, intermediate maturity corporate bonds, long maturity corporate bonds, bank loans (including loan participations and loan assignments), high yield bonds, emerging markets sovereign bonds, emerging market corporate bonds, emerging market local currency debt, asset-backed securities (including collateralized loan obligations (“CLO”s)), mortgage-backed securities, commercial mortgage-backed securities, other securitized assets, and cash/cash equivalents. The fund has a broad investment universe that covers multiple sectors, quality segments, and security types. Yield curve exposure can be from U.S. or non-U.S. sectors. On a portfolio level, the fund actively manages duration and yield curve positioning. The average portfolio duration of the fund will normally vary from -3 to 10 years. During periods of market volatility, duration may deviate outside this range.
Based on fundamental macroeconomic research and the resulting asset allocation output, the fund may rotate between the different fixed income segments and may exclude certain sectors based on relative attractiveness. No fixed income segment is expected to constitute more than 35% of the fund. While the fund will normally invest primarily in investment grade securities, it may invest without limit in below investment grade issues during periods when the sub-adviser believes there are attractive valuations supported by strong economic fundamentals. Each segment will be actively managed, with a well-diversified and risk managed sub portfolio of directly invested securities with no more than 5% invested in any non-government issuer. Investments in preferred and convertible securities generally will not exceed 15% of the fund’s assets. The fund may invest up to 10% of its assets in CLOs. The fund may invest significantly in non-dollar denominated developed and emerging market bonds on a hedged or unhedged basis. The fund’s bank loan investments may include senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt and other
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types of secured or unsecured loans with fixed, floating or variable interest rates. The fund may also invest in To Be Announced (“TBA”) mortgages and dollar rolls.
The fund may use derivatives such as swaps, futures, forwards and structured investments, for investment purposes or in an effort to hedge and mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. Swaps, such as interest rate, inflation, or credit default (on indices or individual issues) are allowed as long as the maximum underlying notional value does not exceed 33% of the underlying market value of the fund. When segments are believed to be overvalued, the fund may short indices or individual issues.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Bank Obligations – To the extent the fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
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Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs
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of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including
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interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds generally seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition,
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if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	03/31/2017	3.36%
Worst Quarter:	06/30/2017	0.63%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	5.96%	6.75%
Return after taxes on distributions	4.68%	5.46%
Return after taxes on distributions and sale of fund shares	3.36%	4.55%
BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	1.11%	1.10%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
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Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: PineBridge Investments LLC Portfolio Managers:
Roberto Coronado	Portfolio Manager	since 2016
Peter Hu, CFA	Portfolio Manager	since 2014
Michael J. Kelly, CFA	Portfolio Manager	since 2014
Steven Oh, CFA	Portfolio Manager	since 2014
Robert A. Vanden Assem, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica US Growth

Investment Objective: Seeks to maximize long-term growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses	0.23%
Total annual fund operating expenses	0.93%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$95	$296	$515	$1,143
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 35% of the average value of its portfolio.
Principal Investment Strategies: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The fund invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy.
The initial investment universe is comprised of:
•	Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes[1]
•	Equity securities within the market-cap range of the index with historical or projected growth rates greater than the Russell 1000® Index median
•	Stocks that meet other growth criteria as determined by the team
Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are
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imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
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As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Advisor Class
	Quarter Ended	Return
Best Quarter:	03/31/2017	9.52%
Worst Quarter:	09/30/2017	4.15%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Advisor Class			12/16/2016
Return before taxes	29.03%	26.23%
Return after taxes on distributions	26.00%	22.79%
Return after taxes on distributions and sale of fund shares	18.91%	19.90%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	27.45%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Wellington Management Company LLP Portfolio Managers:
Mammen Chally, CFA	Lead Portfolio Manager	since 2014
Douglas McLane, CFA	Portfolio Manager	since 2017
David Siegle, CFA	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund
Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. The minimum initial purchase for Advisor Class shares is $1,000. The minimum subsequent purchase for Advisor Class shares is $50.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More on Each Fund’s Strategies and Investments

The following provides additional information regarding each fund’s strategies and investments described at the front of this prospectus. Except as otherwise expressly stated for a particular fund in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of each fund’s assets that may be invested in a particular type of security or investment.
Transamerica Asset Allocation-Conservative Portfolio: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 35% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 65% of net assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors.
•	The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the funds, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.
As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.
The fund’s Portfolio Construction Manager, Morningstar Investment Management LLC (the “Portfolio Construction Manager”), determines the fund’s asset allocation and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Asset Allocation-Growth Portfolio: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, it expects to invest primarily in underlying funds that invest in U.S. and foreign (including emerging market) equities, which may include stocks, commodity-related securities and alternative investments.
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
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Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.
As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.
The fund’s Portfolio Construction Manager, Morningstar Investment Management LLC (the “Portfolio Construction Manager”), determines the fund’s asset allocation and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Asset Allocation-Moderate Growth Portfolio: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 70% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 30% of net assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors.
•	The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the funds, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.
As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.
The fund’s Portfolio Construction Manager, Morningstar Investment Management LLC (the “Portfolio Construction Manager”), determines the fund’s asset allocation and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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Transamerica Asset Allocation-Moderate Portfolio: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 50% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 50% of net assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	The underlying funds may invest in a variety of U.S. and foreign (including emerging market) equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors.
•	The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the funds, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.
As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.
The fund’s Portfolio Construction Manager, Morningstar Investment Management LLC (the “Portfolio Construction Manager”), determines the fund’s asset allocation and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Capital Growth: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index, which as of December 31, 2017, was between $388.9 million and $868.2 billion. The fund typically invests in a relatively small number of companies.
The fund may purchase and sell certain derivative instruments, such as options, future contracts, options on futures contracts or foreign currency, contracts for difference, swaps and structured investments, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Foreign currency option contracts may be used for hedging purposes or non-hedging purposes in pursuing the fund’s investment objective. In determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, the fund will take into account derivative or synthetic instruments or other positions that, in the judgment of the sub-adviser, have economic characteristics similar to the applicable category of investments.
The fund may invest in initial public offerings. The fund may also invest up to 10% of its assets in real estate investment trusts (“REITs”) and foreign real estate companies.
The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.
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The fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investment in foreign securities. The fund’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.
The sub-adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Concentrated Growth: Under normal circumstances, the fund’s sub-adviser, Torray LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. The fund considers large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. Sustainable growth is a product of businesses generally characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.
The fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered in an effort to minimize risk within the fund. Initial positions range from 2% to 3% of assets and may be increased over time to between 5% and 7%. Individual positions will not exceed 7%. Sector weights are independent of benchmarks, ranging from 0% to 35%, and cash is not employed in a tactical or strategic manner.
Risk control is an integral part of the sub-adviser’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates a review of a security by the sub-adviser.
Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Dividend Focused: The fund’s sub-adviser, Barrow, Hanley, Mewhinney & Strauss, LLC (the “sub-adviser”), deploys an active strategy that seeks large and middle capitalization U.S.-listed stocks, including American Depositary Receipts (“ADRs”), which make up a portfolio that generally exhibits the following value characteristics: price/earnings and price/book ratios at or below the market (S&P 500®) and dividend yields at or above the market. In addition, the sub-adviser considers stocks for the fund that not only currently pay a dividend, but also have a consecutive 25 year history of paying cash dividends. The sub-adviser also seeks stocks that have long established histories of dividend increases in an effort to ensure that the growth of the dividend stream of the fund’s holdings will be greater than that of the market as a whole. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders.
The sub-adviser utilizes a conservative orientation based on the belief that above-average returns can be achieved while taking below-average risks. The sub-adviser’s investment approach is based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom-up basis. Accordingly, the sub-adviser constructs a portfolio of individual stocks, selected on
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a bottom-up basis, using fundamental analysis. The sub-adviser seeks to identify companies that are undervalued and temporarily out-of-favor for reasons it can identify and understand. The sub-adviser does not attempt to time the market or rotate in and out of broad market sectors, as it believes that it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.
The fund’s portfolio will generally consist of 30 to 45 stocks with position sizes of 1% to 5% (8% maximum position weighting). Annual portfolio turnover is anticipated to be less than 25%. If a stock held in the fund omits its dividend, the fund is not required to immediately sell the stock, but the fund will not purchase any stock that does not have a 25 year record of paying cash dividends.
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the fund’s assets.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Dynamic Allocation: The fund seeks to achieve its objective by investing primarily in a combination of exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment managers.
QS Investors, LLC (the “sub-adviser”), the fund’s sub-adviser, is responsible for implementation of the fund’s overall asset allocation and the “Dynamic Risk Management” strategy described below. Western Asset Management Company (“Western Asset”), the fund’s sub-sub-adviser, is responsible for the fund’s “Event Risk Management” strategy described below.
The fund seeks to achieve its objective by normally investing in a combination of underlying ETFs representing a broad range of asset classes and investment styles and focuses, combined with multiple layers of risk management strategies. The underlying equity ETFs may include large, mid and small cap ETFs, growth and value-oriented ETFs, international ETFs, and ETFs that are based on equity indexes. The underlying long-term fixed income ETFs may include ETFs that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, securities rated below investment grade (commonly known as “junk” bonds) and ETFs that are based on fixed income indexes.
The fund generally seeks to maintain a certain target allocation for long-term investments (the “Target Allocation”). The fund’s current Target Allocation is 70% in equity and 30% in fixed income securities. However, the sub-adviser may from time to time make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. The sub-adviser may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, the sub-adviser will examine relative values and prospects among the underlying ETFs’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow. The fund’s tactical overweights or underweights may range from 60% of its net assets in equity ETFs and 40% of its net assets in long-term fixed income ETFs to 75% of its net assets in equity ETFs and 25% of its net assets in long-term fixed income ETFs as, in the sub-adviser’s opinion, market conditions warrant.
The sub-adviser will employ the Dynamic Risk Management strategy and, in its discretion, may adjust the fund’s asset mix as often as intra-day and may vary the fund’s allocation substantially from the Target Allocation. Western Asset will implement the Event Risk Management strategy in an effort to lessen the impact to the fund of steep market declines. As result, the fund’s asset mix may be significantly different than the Target Allocation.
In addition to these long-term investments, the fund may invest in short-term defensive instruments, including money market funds, Treasury bills and cash, and may enter into derivative transactions involving options, futures and swaps as a part of its risk management strategies.
Risk Management
The sub-adviser and Western Asset will implement a combination of risk management strategies that will attempt to reduce downside volatility within the fund. These strategies include Dynamic Risk Management and Event Risk Management, as described below. Through both strategies, the fund gives up some of the potential for high total return that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.
Dynamic Risk Management. The Dynamic Risk Management strategy seeks to reduce the fund’s market risk exposure and volatility. As frequently as intra-day, the Dynamic Risk Management strategy may increase the fund’s exposure to short-term defensive instruments in response to certain levels of negative fund performance. At other times, Dynamic Risk Management may decrease the
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fund’s exposure to short-term defensive instruments and increase its exposure to equity ETFs and long-term fixed income ETFs in order to return to the fund’s Target Allocation in response to certain levels of positive fund performance. The maximum daily allocation to short-term defensive instruments will be 95% of the fund’s net assets.
In response to certain levels of negative fund performance, the sub-adviser may increase the fund’s exposure to short-term defensive instruments (“derisking”) based on a formula that takes into account the fund’s current NAV, macro-economic conditions, and the fund’s underlying volatility. In order to implement this strategy, the sub-adviser anticipates that it will sell shares of equity and longer-term fixed-income ETFs and other liquid securities or engage in short sale transactions involving index options and index futures contracts. In response to certain levels of positive fund performance, the fund may purchase equity and longer-term fixed-income ETFs or cover short futures positions (when the fund is not managed strictly according to the standard Target Allocation). The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management. If the sub-adviser determines that de-risking is no longer appropriate, the fund will reverse this process, sell short-term defensive instruments and purchase equity and longer-term fixed income ETFs in accordance with the fund’s Target Allocation.
The fund may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Event Risk Management. The Event Risk Management strategy seeks to reduce the impact to the fund of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads.
The fund may invest up to 7% of its net assets at the time of purchase in this strategy (as measured by the initial premiums paid and options or initial margin on futures contracts). If the fund’s holdings in this strategy increase in value to over 7% of its net assets as a result of market movements, the fund will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 7% of its net assets. The value of the fund’s assets invested in this strategy may be substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the fund has engaged in “de-risking,” the fund’s NAV could decline even if the broader markets rise in value. Conversely, if the value of the instruments in the Event Risk Management strategy increases after the fund has engaged in “de-risking,” the fund’s NAV could increase even if the broader markets fall in value.
Western Asset’s views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, the fund will implement the Event Risk Management strategy through investments in options, futures, swaps or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements, there may be times when the investment and transaction costs related to hedging will result in losses to the fund. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.
The fund may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Dynamic Income: The fund’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing primarily in a combination of underlying exchange-traded funds (“ETFs”).
The sub-adviser utilizes a dynamic optimization approach that seeks to maximize current income though the use of a proprietary quantitative model. The dynamic approach reallocates the portfolio’s assets in an effort to maximize income, within the context of the level of risk taken. The model is used as a tool by the sub-adviser in seeking to achieve the fund’s objective, however the sub-adviser has the ability to use discretion throughout the portfolio implementation process.
The sub-adviser’s asset allocation strategy involves making adjustments to the fund’s asset mix, utilizing among other things the sub-adviser’s research on various risk and income considerations, in an effort to maximize yields relative to risks as market and economic conditions change. The sub-adviser’s selections of individual ETFs to a given asset class may be driven by income, risk, diversification, liquidity, fees, or other investment considerations.
Under normal circumstances, the fund’s equity allocation will generally vary between approximately 30% and 35% of its net assets. The equity allocation normally involves a combination of domestic and non-U.S. ETFs, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The fund’s allocation to non-U.S. equity ETFs will generally not exceed
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more than 18% of the total net assets of the fund. The fund’s allocation to bond ETFs (which may include domestic and non-U.S. government, corporate, high yield and structured bonds, including emerging markets) will generally vary between approximately 65% and 70% of net assets. The sum of the fund’s allocation to high yield (commonly known as “junk” bonds) and emerging market fixed income asset classes will generally not exceed 60% of the fund’s net assets. The fund’s allocation to non-U.S. fixed income ETFs will generally not exceed 35% of the net assets of the fund.
The sub-adviser dynamically rebalances assets on a monthly basis and rotates the fund’s assets semi-annually, or as needed dependent upon market conditions, among various asset classes in an effort to take advantage of changing conditions that the sub-adviser believes favor one asset class over another. Based on the analysis of risk and income characteristics, the sub-adviser will increase the allocation to the asset classes that the sub-adviser believes have a higher probability of contributing to a higher yield at a reasonable risk level. The investment process incorporates a limit of 20% to any single ETF and also employs diversification measures in an effort to ensure the fund includes exposure to multiple asset classes.
The sub-adviser uses a largely quantitative process to seek an income focused portfolio that has a high yield and corresponds to a desired risk level. As part of the investment process, the sub-adviser defines a universe of ETFs that generate regular income and then estimates the yield on each ETF. The sub-adviser incorporates various inputs focused on income and risk into the model and includes constraints and metrics that limit asset class exposures to ensure portfolio diversification. The sub-adviser may exercise its judgment in managing the fund and may, in its discretion, adjust, change, or even disregard the quantitative model at any time. The desired output of the process is a well-diversified income portfolio.
It is the fund's goal to pay a monthly dividend that is generally consistent in amount based on current market conditions, including current interest rates. The dividend will be calculated based on estimates of expected dividends from the fund’s holdings. Actual dividends received by the fund may vary from the estimates, and subsequent monthly dividends will be adjusted accordingly.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. It is not possible to predict the extent to which the fund will be invested in a particular underlying ETF at any time. The fund may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the fund’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
The fund may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Emerging Markets Debt: Under normal circumstances, the fund’s sub-adviser Logan Circle Partners, LP (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging market countries.
The sub-adviser seeks to identify companies in developing countries that are believed to be undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The sub-adviser determines the investment merit of sovereign securities using quantitative and qualitative factors, taking into consideration a sovereign’s reliance on external capital, distribution of wealth, and inflation volatility as well as the fiscal and monetary policy credibility, political environment and access to capital markets and current reforms that could affect the sovereign security’s valuation in the future. The sub-adviser determines the investment merit of corporate securities primarily by analyzing the credit quality of the issuer, employing cash flow models specific to the issuer and its industry and assessing issuer prospects under varying scenarios and sensitivities.
The fund will normally invest its assets in local currency and hard currency (such as U.S. dollars) emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar denominated sovereign exposure should range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures should range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.
The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from
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what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies. The fund may use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. The sub-adviser generally considers selling a security when it determines that the holding no longer satisfies its investment criteria.
The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.
The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
The fund is non-diversified.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Emerging Markets Equity: Under normal circumstances, the fund’s sub-adviser, ClariVest Asset Management LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)) of issuers economically tied to one or more emerging market countries. Issuers considered to be economically tied to emerging market countries include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more emerging markets; (2) an issuer of securities that are principally traded in one or more emerging markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more emerging markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more emerging markets; (4) a governmental or quasi-governmental entity of an emerging market; or (5) any other issuer that the sub-adviser believes may expose the fund’s assets to the economic fortunes and risks of emerging markets. The sub-adviser may consider any one of the five factors when making a determination that an issuer is “economically tied” to emerging markets. The sub-adviser may consider an issuer to be economically tied to emerging markets even though it may be based in a developed market such as the United States. The sub-adviser considers emerging market countries to be countries included in the MSCI Emerging Markets Index.
The fund may (but is not required to) invest up to 100% of its total assets in foreign securities. The fund will normally emphasize investments in common stocks and other equity securities. The fund may invest in companies that exhibit growth characteristics and companies that exhibit value characteristics.
In selecting securities for the fund, the sub-adviser utilizes quantitative tools in a bottom-up investment process. Using an internally developed algorithm, the sub-adviser constructs a portfolio that seeks to maximize expected alpha, subject to constraints designed to meet long-run expected active risk goals. The annual portfolio turnover rate of the fund may exceed 125%.
The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Event Driven: The fund’s sub-adviser, Advent Capital Management, LLC (the “sub-adviser”), normally invests the fund’s assets, directly or synthetically through derivatives, in securities of companies the sub-adviser believes are involved in a corporate or special situation event. Events may include, but are not limited to, stock repurchase programs, spinoffs, asset sales, restructurings, refinancings, mergers and acquisitions, earnings announcements, and investments driven by special features in bond indentures (such as ratchet clauses and poison puts). The sub-adviser may also invest in opportunities related to securities the sub-adviser believes are mispriced due to market volatility, the economic cycle or market liquidity. The fund may invest in a variety of securities within a company’s capital structure, including, but not limited to, debt instruments, convertible securities, preferred securities, equity securities and warrants. Such securities may be senior or subordinated securities.
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The fund’s strategy normally employs a substantial amount of leverage. A large portion of the fund’s long investment exposure to a company’s securities may be established through total return swaps or other derivative instruments that have a leveraging effect on the fund. The fund may also take short positions which involve leverage.
The sub-adviser utilizes fundamental research to select investments and seeks to attain the most optimal implementation of its fundamental views in the current market environment through direct investments and/or synthetically through derivatives. In executing its strategy, the fund generally seeks to capture the price difference between a security’s current market price and the anticipated value to be delivered through the successful completion of an extraordinary corporate transaction or a unique event-driven opportunity. Intensive fundamental and security valuation analysis is applied by the sub-adviser in an effort to identify value and manage risk, as well as to calculate rates of return and monitor investment thesis progress. The fund will generally invest in transactions with identifiable time-frames and high expected returns.
To execute the fund’s strategy, the sub-adviser may take long or short positions in the securities of a company based on fundamental research or technical factors, which may include, but are not limited to, valuation, anticipated earnings releases, technical trading characteristics, and specific corporate events (such as strikes, contract awards, FDA approvals, new product announcements, industry dynamics, or the effects of news from a competitor).
The fund generally uses derivatives as part of the overall implementation of its strategy, and derivatives usage may be substantial. Such derivatives may include total return swaps, credit default swaps, interest rate swaps, forward currency contracts, options on securities and futures transactions. Derivatives may be used in different ways within the fund. For example, derivatives may be used as a substitute for a direct investment in stocks, bonds or convertible securities. Derivatives also may be used for speculative or hedging purposes. Derivatives used by the fund may involve leverage.
When the fund uses derivatives with a leveraging effect, changes in the value of the fund’s investments will have a larger effect on its share price than if it did not use such derivatives. Other risks also are magnified and there are costs associated with using leverage. The fund may have to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to comply with the applicable segregation requirements.
The fund will invest primarily in companies in developed markets, but may invest up to 20% of its assets in companies located in emerging markets. The fund may invest without limit in companies in non-U.S. developed markets and in lower investment grade and non-investment grade fixed income securities (commonly known as “junk bonds”). The sub-adviser expects the average duration of the fixed income securities within the fund’s portfolio, including the negative duration of short positions in fixed income securities, to be between 3 and 4 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security to the changes in interest rates. The fund may invest in companies of any capitalization.
The fund may have a portfolio turnover rate that is significantly higher than a comparable fund.
The fund is non-diversified.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Flexible Income: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.
Under normal circumstances, at least 50% of the fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the fund’s sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). The fund may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.
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In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environments and global asset classes and proprietary “bottom up” research of sectors, industries, issuers and individual securities. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement and relative value of markets and securities prices worldwide. In its proprietary “bottom up” research of corporate and sovereign debt and other fixed income securities, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine asset class, sector, security, yield curve and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Floating Rate: Under normal circumstances the fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”) seeks to achieve the fund’s objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans or floating rate debt securities. Floating rate loans and floating rate debt securities have interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of sectors, industries and securities. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, collateral and covenants specific to individual issuers and loans.
The fund will primarily invest in first lien, senior secured term floating rate loans (“senior loans”) to corporate issuers, partnerships and other entities. The fund can invest in senior loans of any maturity and quality. The majority of the fund’s total assets generally will be invested in loans or securities rated below investment grade (that is, loans or securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser), and the fund may invest without limitation in such loans and securities (commonly known as “junk bonds”). The issuers of the loans in which the fund invests may themselves be rated below investment grade even if the loan itself is not.
The fund may invest up to 15% of its net assets in unsecured loans and securities and up to 15% of its net assets in second lien loans. The fund may also invest up to 20% of its net assets in subordinated bridge loans, unsecured fixed rate high yield bonds, money market instruments and other fixed rate debt securities, including distressed securities that may be in default and have any or no credit rating.
The fund may invest in loans of foreign borrowers and foreign debt securities, including emerging market debt securities, but expects that the majority of its total assets will be invested in loans and debt securities of U.S. borrowers or issuers. The fund may invest in exchange traded funds (“ETF”) to create exposure to asset classes.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging techniqueas a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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Transamerica Global Equity: Under normal circumstances, the fund’s sub-adviser, Rockefeller & Co., Inc. (the “sub-adviser”) invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The fund may invest in securities of U.S. and non-U.S. issuers of any size, but generally focuses on larger, more established companies. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets, as classified using the MSCI classifications of emerging and frontier markets. Under normal conditions, the fund will invest in at least four countries including the U.S.
The sub-adviser selects investments for the fund’s portfolio using a bottom-up security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition and compelling valuations.
Equity securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants for equity securities, depositary receipts such as American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, and interests in other investment companies, including exchange traded funds, that invest in equity securities.
Securities held by the fund may be denominated in both U.S. dollars as well as the local currency. The fund generally will not seek to hedge against currency risks, although the fund may engage in such hedging strategies if the sub-adviser determines that it may be advantageous to do so.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica High Yield Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund's sub-adviser). The sub-adviser’s strategy is to seek to achieve high returns for the fund while maintaining a reasonable risk profile.
In managing the fund's assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica High Yield Muni: Under normal circumstances, the fund’s sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and federal alternative minimum tax (“AMT”) applicable to individuals. Interest income from some of the municipal obligations in which the fund may invest may be subject to the AMT. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions. The fund may invest 25% or more of its total assets in any sector or sub-sector of the municipal bond market.
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The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The process is engineered to seek to exploit mispricing that may be apparent at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve positioning. Investment decisions are made to maximize total return while balancing portfolio risk. The fund’s investments generally include higher yielding municipal bonds, specifically medium- to- lower-grade municipal bonds. High-yield lower-grade debt securities (commonly known as “junk bonds”) are those rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by Standard & Poor’s Rating Services (“S&P”) or comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined by the sub-adviser to be of comparable quality). The fund has the flexibility to invest the remainder of its assets in a broad array of issuers across the credit spectrum.
The fund may also invest up to 15% of its assets in municipal bonds that are distressed securities. Distressed securities are securities that are the subject of bankruptcy proceedings or are rated in the lowest rating categories by at least one independent rating agency (“CC” or lower by S&P or Fitch or “Ca” or lower by Moody’s), or if unrated, judged to be of comparable quality by the sub-adviser. The fund may also invest in higher quality debt securities.
Under normal conditions, the duration of the fund will generally vary between three and 20 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates. The fund does not limit the maturity of the securities in which it invests. The maturity of a fixed income security is the measure of time remaining until the final payment on the security is due. However, under normal circumstances, the fund may focus on longer-term maturities in an effort to capture the higher yields generally associated with such maturities. The fund may invest more than 25% of its assets in securities relating to one political subdivision, such as any state or U.S. territory. The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”) as well as municipal bond closed-end funds.
The fund is non-diversified.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Inflation Opportunities: The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing the fund’s assets primarily in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.
Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers with respect to domestic issuers.
The fund may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and mortgage-backed asset-backed securities. The fund may invest in securities of any maturity and does not have a target average duration. The fund also may invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents.
The fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (often referred to as “junk bonds”) rated BB or below by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Corporation or Fitch, Inc., or, if unrated, determined by the sub-advisor to be of comparable quality.
The fund may use derivatives, including swaps, currency forward contracts, and futures, in an effort to mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. The fund may invest in swaps, including interest rate swaps, inflation-based swaps and credit default swaps, provided that the fund’s maximum swap underlying notional value exposure does not exceed 40% of the underlying market value of the fund’s portfolio. The fund may also invest in hybrid instruments.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the
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fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Intermediate Bond: Under normal circumstances, the fund invests primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed income securities. The fund’s portfolio weighted average duration will typically range from 3 to 10 years. The fund may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fund’s investments may include debt securities of foreign issuers, including emerging market debt securities. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund’s sub-adviser.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine sector, security, yield curve, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Intermediate Muni: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”). The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The fund will invest utilizing a process that seeks to maximize total return, while adhering to longer term strategic risk management through a disciplined commitment to the diversification benefits of investment in a number of security types within the municipal bond market. The fund does this by taking a flexible approach to where it identifies value opportunities regardless of the par value. The sub-adviser also has the flexibility to invest in a broad array of issuers across the credit spectrum, although the fund is expected to have an investment grade bias. The process is engineered to seek to exploit mispricing within the fixed income markets that may be apparent at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve in an attempt to ensure that the fund’s securities have attractive historical valuations and limited exposure to unanticipated market events that may negatively impact fund performance. Investment decisions are made to maintain a balance between total return and portfolio risk.
Under normal conditions, the fund’s dollar-weighted average maturity is more than 3 years and less than 10 years. A fixed income security’s maturity is the date at which the security’s issuer legally agrees to repay the principal.
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The fund may invest no more than 25% of its assets in securities of issuers in the same state, political subdivision or U.S. territory. The fund may invest up to 20% of its net assets in taxable investments, including U.S. high yield fixed income securities (commonly known as “junk bonds”) rated B or higher. Junk bonds are those securities rated below investment grade by at least one nationally recognized statistical rating organization, or, if unrated, determined by the sub-adviser to be of comparable quality.
The fund may invest in derivative instruments such as options and futures contracts on U.S. Treasury securities for hedging purposes. The fund may also invest in exchange-traded funds (“ETFs”).
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Equity: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed countries, but may also invest in developing countries. The fund may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI EAFE Index. The initial universe consists of approximately 3,000 actively traded non-U.S. stocks. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. From the model, approximately 300 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history.
The sub-adviser’s analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. A portfolio composed of approximately 80-110 stocks is selected as a result of this process.
Established positions in the fund are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock’s place in the fund. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
The sub-adviser may use derivatives for a variety of purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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Transamerica International Growth (formerly, Transamerica International Equity Opportunities): The fund’s sub-adviser, Greystone Managed Investments Inc. (the “sub-adviser”), seeks to achieve the fund’s objective (capital growth) by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts, of issuers economically tied to a number of countries throughout the world, including emerging market countries.
The fund normally invests primarily in equity securities of foreign companies, including emerging market equity securities.
In selecting investments for the fund, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. The sub-adviser may invest the fund’s assets in companies of any size. The fund may also invest in warrants and rights.
The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser will normally invest the fund’s assets in investments economically tied to at least three countries not including the United States. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country. For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated. For purposes of determining if a security or other investment is considered an emerging market security, revenues from goods sold or services performed in all emerging market countries and assets in all emerging market countries may be aggregated.
The sub-adviser normally allocates the fund's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Small Cap Value: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies. The fund considers small-cap companies to be those with market capitalizations between $200 million and $6 billion at the time of investment. The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser will seek stocks that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize small cap companies, it may also invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its assets in securities of companies in emerging markets. It is expected that investments will generally be diversified throughout the world and within markets in an effort to moderate specific country and currency risks.
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The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australia and Far East (“EAFE”) Small Cap Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of approximately 80-120 securities is selected as a result of this process.
The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the MSCI EAFE Small Cap Index.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Large Cap Value: Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The fund considers large cap companies to be companies with capitalizations within the range of companies included in the Russell 1000® Value Index. As of December 31, 2017, the market capitalization range of the Russell 1000® Value Index was between approximately $1.1 billion and $489 billion. The fund’s sub-adviser, Levin Capital Strategies, L.P. (the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $10 billion. The fund typically holds between 25 and 40 positions.
The fund will employ a value-oriented, contrarian approach and a bottom-up fundamental research process combining stock specific insight with a contra momentum discipline. Employing a contra momentum discipline is a practice through which the sub-adviser will seek to purchase securities trading lower than recent highs and at modest multiples of cash flow, reflecting low asset valuations and indicating that the securities may be undervalued. The sub-adviser emphasizes capital preservation, risk control and downside protection. The goal of the systematic evaluation is to identify and buy stocks that are undervalued but have an identifiable catalyst, such as a potentially profitable product in the issuer’s production pipeline, that has the potential to unlock value.
The fund will generally invest in companies across a variety of industries and sectors. Valuation is assessed on both a relative and absolute basis. The fund will invest primarily in common stock and depositary receipts. The fund may invest up to 20% of its assets in non-U.S. securities. The fund considers non-U.S. securities to include issuers organized or located outside the U.S. and trade primarily in a market located outside the U.S. The fund may invest up to 20% of its net assets in small and/or medium capitalization companies.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Mid Cap Growth: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser believes have the potential to deliver earnings growth in excess of the market average, or to become market leaders. Under normal circumstances, the fund’s sub-adviser, Quantum Capital Management (the “sub-adviser”) invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index. As of December 31, 2017, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $1.2 billion to $36.7 billion. Over time, the capitalizations of the companies in the Russell Midcap®Growth Index will change. As they do, the size of the companies in which the fund invests may change.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The fund emphasizes common stocks. The fund may also invest in foreign securities.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the
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fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Mid Cap Value Opportunities: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund's sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Value Index (between approximately $4.4 billion and $29 billion as of its most recent reconstitution on June 23, 2017). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.
The fund primarily invests in common stocks. The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser's mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action.
The sub-adviser's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica MLP & Energy Income: Under normal circumstances, the fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “sub-adviser”), seeks to achieve the fund’s stated objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and debt securities of energy master limited partnerships (“MLPs”), MLP-related entities, energy infrastructure companies and other issuers in the energy sector. The sub-adviser considers the “energy sector” to consist of companies involved in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity (“energy-related assets”).
MLPs are publicly traded partnerships that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products (“midstream assets”). MLPs also include general partner MLPs whose assets consist of ownership interests of an affiliated MLP (which may include general partnership interests, incentive distribution rights, common units and subordinated units).
MLP-related entities include companies structured as MLPs that have elected to be taxed as corporations for federal income tax purposes and affiliates of MLPs, substantially all of whose assets consist of i-units and instruments that are derivatives of interests in MLPs. MLP affiliates are not treated as publicly traded partnerships for federal income tax purposes. Energy infrastructure companies are companies, other than MLPs, that own or operate midstream assets. This includes companies that (i) derive at least 50% of their revenues or operating income from midstream assets or (ii) have midstream assets that represent a majority of their assets. Energy infrastructure companies are not structured as MLPs and are taxed as corporations. Investments in other issuers in the energy sector will consist of companies that own, operate or provide services to energy-related assets.
MLP and MLP-related equity investments by the fund may include securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, including MLP and limited liability company common units; the equity securities issued by MLP-related entities, such as I-shares of MLP-related entities and common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in MLPs and energy infrastructure companies.
The fund may invest in the debt securities of issuers in the energy sector, but not more than 10% of its total assets may be invested in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities.
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The fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to I-shares of MLP-related entities, substantially all of whose assets consist of limited partnership interests in MLPs in the form of i-units, which are not treated as publicly traded partnerships for federal income tax purposes. MLP-related entities receive additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-shares will receive additional I-shares, in the same proportion as the MLP-related entities’ receipt of i-units, rather than cash distributions.
The fund may use short sales, arbitrage and other strategies to try to generate additional return, the maximum exposure to which may not exceed 20% of the fund’s net assets. As part of such strategies, the fund may (1) engage in paired long short trades in an attempt to arbitrage pricing disparities in securities held in the fund (e.g., establishing a long or short position in the equity of an MLP issuer while simultaneously establishing an opposite position in an affiliated MLP-related entity or other affiliated equity security); (2) trade call or put options; (3) enter into total return swaps or credit default contracts; or (4) sell securities short. The fund may also invest in foreign securities, but generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. and Canadian exchanges.
Options trading is not a core strategy of the fund, but may be used to monetize existing positions when price targets are reached, to generate income and to help hedge the fund. In addition, by taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.
The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes.
The above investment restrictions apply at the time of purchase, and the fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.
The fund is non-diversified.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Cap Growth: The fund’s sub-adviser, Alta Capital Management, LLC (the “sub-adviser”), under normal conditions, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies of any size. The sub-adviser seeks to achieve the fund’s investment objective by building a portfolio focused primarily on growth stocks of U.S. companies of any capitalization that the sub-adviser believes will generate above-benchmark returns over a full market cycle.
The sub-adviser utilizes a bottom-up, fundamental approach to identify a group of approximately 30-35 stocks which it believes will outperform the Russell 3000® Growth Index. The sub-adviser anticipates making investments in companies representing a broad range of market capitalizations, which generally may include large-, mid-, and small capitalization companies. The sub-adviser may invest up to 20% of the fund’s assets in securities of foreign companies, including emerging market securities, primarily indirectly through American Depositary Receipts (ADRs).
The sub-adviser seeks to invest in what the sub-adviser believes are quality companies with a demonstrated history of consistent growth and stability in earnings that they believe are selling at an attractive valuation relative to future growth expectations. Quality is measured by, among other factors, a company’s demonstrated ability to consistently grow earnings and free cash flow. Other characteristics of quality companies generally include high returns on capital; attractive profit margins; financial flexibility; and a leading industry position. The sub-adviser seeks to purchase stocks of companies capable of sustaining these competitive advantages well into the future.
Research is primarily performed in-house by the sub-adviser and relies on proprietary screens and valuation models. A security may be sold as it reaches the sub-adviser’s fair valuation, its growth or quality attributes are undermined or it underperforms beyond a set limit.
Risk control is inherent to the investment management process. The sub-adviser believes a strict screening process, rigorous assessment of a company’s competitive advantages, and conservative valuation assumptions minimize risk at the individual stock level. Additional risk control measures at the portfolio level include placing bands on individual stock and sector weightings, normally investing no more than 20% of the fund’s net assets in small capitalization companies, and generally maintaining a minimum of 40% of the fund’s net assets invested in large capitalization companies.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments.
Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Managed Balanced: The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund.
The fund varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The fund's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
•	Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®. The equity sub-adviser may use stock index futures to equitize cash.
•	Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund's sub-adviser.
In managing the fund's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s qualitative “top down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined approach to determine sector, security, yield curve positioning, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the
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fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Manager Alternative Strategies Portfolio: The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing its assets primarily in underlying Transamerica funds (“underlying Transamerica funds”).
Under normal circumstances, the fund expects to invest primarily in underlying Transamerica funds that use alternative investment strategies as their principal investment strategies and/or invest primarily in alternative asset classes which may include, but are not limited to:
•	Long-short and market-neutral strategies;
•	Tactical, strategic or dynamic investment strategies (bond and/or equity);
•	Arbitrage strategies;
•	Event driven strategies;
•	Real estate strategies;
•	Managed futures strategies;
•	Global macro strategies;
•	Commodities and/or natural resources and/or precious metals;
•	Foreign currency trading strategies; and/or
•	Non-core investments (such as micro-cap stocks, international small cap stocks, high yield credit, emerging markets equities and debt, Treasury Inflation-Protected Securities (TIPS), master limited partnerships (MLPs) and foreign bonds).
The fund may invest from time to time in underlying Transamerica funds that use traditional core investment strategies (e.g., invest in developed market equity securities or U.S. investment grade fixed income securities). The fund may also invest directly in U.S. government securities, short-term commercial paper and/or repurchase agreements.
In managing the fund’s portfolio of investments, the sub-adviser will develop a target asset allocation for the fund using quantitative and qualitative techniques and factors. The sub-adviser’s approach to asset allocation seeks to budget the fund’s long term investment risk exposure across risk factors, such as equity risk, interest rate risk, convexity/credit risk, emerging markets risk, commodities risk, equity style factor risk, time series momentum risk and active risk. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.
The sub-adviser may change the fund’s asset allocation at any time without notice to shareholders. The sub-adviser normally adjusts the fund’s strategic asset allocation as part of its tactical investment process in order to react to changes in the markets, the economic cycle and the macroeconomic environment. The fund’s portfolio positioning may therefore change over time based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities.
The fund’s investment manager, Transamerica Asset Management, Inc. (the “manager”) will, among other things, oversee and monitor the sub-adviser and will be solely responsible for selecting the underlying Transamerica funds among which the sub-adviser may allocate the fund’s assets and overseeing the management of the underlying Transamerica funds. Each underlying Transamerica fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying Transamerica fund decides which securities to purchase and sell for that underlying Transamerica fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying Transamerica funds.
The sub-adviser may determine (in its sole discretion) that there are multiple Transamerica funds pursuing an investment strategy or investing principally in an asset class represented in the sub-adviser’s target asset allocation; in those cases, the sub-adviser may allocate the portion of the fund’s assets allocated to that strategy or asset class equally among those Transamerica funds using the risk budgeting approach described above.
The “Underlying Funds” section of the prospectus lists the Transamerica funds currently available for investment by the fund and provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the Transamerica funds. It is not possible to predict the extent to which the fund will be invested in a particular Transamerica fund at any time, and the fund may be a significant shareholder in certain Transamerica funds.
The sub-adviser may invest in index-based underlying exchange-traded funds (“underlying ETFs”) that it selects to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available Transamerica funds.
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The fund may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s tactical asset allocation and to express the sub-adviser’s short or medium-term investment views. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the Transamerica funds and underlying ETFs.
The fund may invest without restriction as to issuer capitalization, country, market, currency, maturity or credit rating.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Short-Term Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s portfolio weighted average duration will typically range from 1 to 2.5 years.
Securities in which the fund may invest include:
•	corporate debt securities of U.S. issuers;
•	debt securities of foreign issuers that are denominated in U.S. dollars, including foreign corporate issuers and foreign governments;
•	obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;
•	asset-backed securities and mortgage-backed securities, including commercial mortgage-backed securities; and
•	bank loans.
The fund expects to typically invest no more than 10% of its net assets, but may invest up to 20% of its net assets, in high-yield debt securities (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser). The fund may invest up to 10% of its net assets in emerging market securities.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. This information helps to inform the sub-adviser’s decisions regarding the fund’s duration, yield-curve positioning and level of exposure to various asset classes. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Core: The fund normally invests primarily in stocks of companies with small market capitalizations which, in the opinion of the fund’s sub-adviser, Systematic Financial Management, L.P. (the “sub-adviser”), present an opportunity for significant increases in value, without consideration for current income. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies with small market capitalizations (or small-cap companies) and other investments with similar economic characteristics. The sub-adviser considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of
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capitalization of the companies that are included in the Russell 2000® Index over time. As of December 31, 2017, the market capitalizations of companies in the Russell 2000®Index ranged from $23 million and $9.4 billion. Over time, the capitalizations of the companies in the Russell 2000® Index will change. As they do, the size of the companies in which the fund invests may change.
The fund may invest in ADRs and/or foreign securities trading on U.S. exchanges, which generally stay under 10% of portfolio assets. It will not trade securities on a non-U.S. exchange. The fund may also invest in real estate investment trusts (“REITs”). Investment in derivatives, futures and swaps are not permitted.
Portfolio construction and management are rules-based. Generally, securities are purchased and sold when they meet defined ranking levels. Companies in the portfolio are also sold if they fall outside the general market capitalization range of the Russell 2000® Index. The portfolio is rebalanced periodically with securities qualifying for purchase or sale added or removed at such time. This process yields a portfolio with exposure to all economic sectors through approximately equally weighted positions in about 250 to 400 companies. The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Growth: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index, which as of June 23, 2017, the most recent reconstitution date of the index, was between $91 million and $5.86 billion.
The sub-adviser’s approach to security selection seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital. In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment.
The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Value: The fund’s sub-adviser, Boston Advisors, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. The fund generally considers a small capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index at the time of initial purchase. As of December 31, 2017, the market capitalization range of the Russell 2000® Value Index was between $22 million and $8.9 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
In selecting investments for the fund, the sub-adviser combines quantitative modeling, fundamental research and qualitative analysis. The sub-adviser first ranks the individual stocks in which the fund may invest through the use of a proprietary model that incorporates multiple fundamental factors, with the weightings of the factors in the model varying in relation to the stock’s industry group and the current market environment. The sub-adviser also considers industry groups using a fundamental research process which takes into account macroeconomic considerations and other factors. The sub-adviser selects stocks on behalf of the fund based on the stock rankings which are derived from the sub-adviser’s proprietary process. The sub-adviser will generally sell a stock on behalf of the fund if the stock experiences a rankings decline or extreme price movements, or for risk management purposes.
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From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and timing issues.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small/Mid Cap Value: The fund’s sub-advisers, Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley LLC (the “sub-advisers”), seek to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets).
The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of securities comprising the Russell 2000® Index and the Russell Midcap Index respectively, or within the range of the Russell 2500TM Index, whichever is broader at the time of purchase. Over time, the capitalizations of the companies in the index will change. As they do, the size of the companies in which the fund invests may change. As of December 31, 2017, the market capitalization range of securities comprising the Russell 2000® Index was between $23 million and $9.4 billion, the market capitalization range of securities comprising the Russell Midcap Index was between $568 million and $36.7 billion, and the market capitalization range of securities comprising the Russell 2500TM Index was between $23 million and $17.2 billion.
The fund emphasizes investments in common stocks. The fund generally will invest in small- and mid-cap equities. Thompson, Siegel & Walmsley LLC is the sub-adviser for the mid cap sleeve. In the mid-cap sleeve the sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Factors one and two of the screen attempt to assess a company’s discount to private market value relative to other mid-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action.
Systematic Financial Management, L.P. is the sub-adviser for the small cap sleeve. In the small-cap sleeve, the sub-adviser generally will invest in common stocks of companies with small capitalizations that are attractively valued and possess low price cash flow ratios or, in the case of certain financial stocks, low price/earnings ratios and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management.
The fund’s investment methodology unifies what both sub-advisers deem to be the best attributes of quantitative screening and fundamental research in an integrated and repeatable process designed to outperform the Russell 2500TM Value Index over the long term. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.
The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The fund may also invest in real estate investment trusts (“REITs”), and may invest up to 5% of its total assets in exchange traded funds (“ETFs”).
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Strategic High Income: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), deploys an active strategy that normally seeks to invest in a range of securities, including primarily U.S. stocks with market capitalizations in excess of $3 billion, preferred stocks, and income producing fixed income securities. Under normal market conditions, the fund invests in a diversified portfolio of credit and equity securities and may shift its investments from one asset class to another in order to achieve the fund’s income objective.
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The sub-adviser employs a strategic approach to asset allocation and uses a bottom-up fundamental investment approach to security selection. The sub-adviser expects to invest the fund’s portfolio in a mix of common stock, preferred stock and fixed income securities, targeting allocations of 40%, 20% and 40%, respectively for these asset classes. Depending on market factors, these allocations may range from approximately 20% to approximately 60% for common stock, 0% to approximately 40% for preferred stock and approximately 20% to approximately 60% for fixed income securities.
The equity securities in which the fund invests consist primarily of common stocks. Debt securities in which the fund invests include primarily high yield bonds (also known as “junk bonds”), although the fund may hold other fixed income securities including various fixed, floating and variable rate instruments, secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, debentures, shorter term instruments and closed-end funds. The fund may invest all of its fixed income allocation in securities that are rated below investment grade. The fund may invest in securities of any maturity and does not have a target average duration. The fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the fund may have significant investments in particular sectors. The fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts. The fund may also invest in exchange-traded funds.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
The fund may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Unconstrained Bond: Under normal circumstances, the fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds. The fund may invest in investment grade and below investment grade (commonly known as “junk bonds”) fixed income securities issued by domestic and foreign issuers, including those in emerging market countries. The bonds in which the fund may invest may be issued by governments, their agencies or instrumentalities, and corporate issuers. The fund will not be constrained by management against an index.
The fund may invest opportunistically across a broad array of fixed income segments including but not limited to U.S. government bonds, inflation-protected securities, international government bonds, municipal bonds, intermediate maturity corporate bonds, long maturity corporate bonds, bank loans (including loan participations and loan assignments), high yield bonds, emerging markets sovereign bonds, emerging market corporate bonds, emerging market local currency debt, asset-backed securities (including collateralized loan obligations (“CLO”s)), mortgage-backed securities, commercial mortgage-backed securities, other securitized assets, and cash/cash equivalents. The fund has a broad investment universe that covers multiple sectors, quality segments, and security types. Yield curve exposure can be from U.S. or non-U.S. sectors. On a portfolio level, the fund actively manages duration and yield curve positioning. The average portfolio duration of the fund will normally vary from -3 to 10 years. During periods of market volatility, duration may deviate outside this range.
Based on fundamental macroeconomic research and the resulting asset allocation output, the fund may rotate between the different fixed income segments and may exclude certain sectors based on relative attractiveness. No fixed income segment is expected to constitute more than 35% of the fund. While the fund will normally invest primarily in investment grade securities, it may invest without limit in below investment grade issues during periods when the sub-adviser believes there are attractive valuations supported by strong economic fundamentals. Each segment will be actively managed, with a well-diversified and risk managed sub portfolio of directly invested securities with no more than 5% invested in any non-government issuer. Investments in preferred and convertible securities generally will not exceed 15% of the fund’s assets. The fund may invest up to 10% of its assets in CLOs. The fund may invest significantly in non-dollar denominated developed and emerging market bonds on a hedged or unhedged basis. The fund’s bank loan investments may include senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt and other types of secured or unsecured loans with fixed, floating or variable interest rates. The fund may also invest in To Be Announced (“TBA”) mortgages and dollar rolls.
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The fund may use derivatives such as swaps, futures, forwards and structured investments, for investment purposes or in an effort to hedge and mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. Swaps, such as interest rate, inflation, or credit default (on indices or individual issues) are allowed as long as the maximum underlying notional value does not exceed 33% of the underlying market value of the fund. When segments are believed to be overvalued, the fund may short indices or individual issues.
For liquidity purposes, exchange traded funds (“ETFs”) may be used but will normally constitute no more than 5% of the fund. The fund may also invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica US Growth: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The fund invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy.
The initial investment universe is comprised of:
•	Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes
•	Equity securities within the market-cap range of the index with historical or projected growth rates greater than the Russell 1000® Index median
•	Stocks that meet other growth criteria as determined by the team
Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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More on Risks of Investing in the Funds

The value of your investment in a fund changes with the values of that fund’s investments. Many factors can affect those values. There is no guarantee that a fund will be able to achieve its investment objective. It is possible to lose money by investing in a fund. Each fund may be subject to risks other than those identified in this prospectus.
MORE ON PRINCIPAL RISKS:
The following provides additional information regarding the principal risks of investing in each fund.
Active Trading: Certain funds may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment: Certain funds’ investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose a fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Allocation: A fund’s ability to achieve its investment objectives depends, in large part, upon the sub-adviser’s skill in determining, as applicable, the fund’s asset class allocation, deciding whether to tactically overweight or underweight asset classes, creating and applying formulas for de-risking or ending de-risking and selecting a mix of underlying funds. These allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The underlying funds selected by the sub-adviser may underperform the market or similar funds.
Arbitrage: Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
Asset Allocation: A sub-adviser or portfolio construction manager may allocate a fund's assets among various asset classes and underlying funds. These allocations may be unsuccessful in maximizing a fund's return and/or avoiding investment losses, and may cause a fund to underperform.
Asset Class Variation: Certain funds may invest in underlying funds. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Bank Obligations: To the extent a fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Capital Markets: Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. In volatile times, the cost of raising capital in the debt and equity capital markets and the ability to raise capital has diminished. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, energy companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet obligations as they come due. Moreover, without adequate funding, energy companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
Cash Flow: A substantial portion of the income received by certain funds is expected to be derived from investments in equity securities of energy companies. The amount and tax characterization of cash that any such company has available for distribution depends on the amount of cash generated from such company’s operations. Cash from operations may vary widely from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. In addition, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs, borrowing costs and other costs of expenditures may reduce the amount of cash that a company has available for distribution in a given period.
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CFTC Regulation: The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to certain funds. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
China A–Shares: Certain funds may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict a fund’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when a fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or a fund’s investments through the Programs. There is no guarantee that all three exchanges will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
Currently, the capital gain from disposal of China A-shares by foreign investors via the Programs is temporarily exempt from withholding income tax. There is no indication of how long the temporary exemption will remain in effect and a fund may be subject to such withholding income tax in the future. Uncertainties in China tax rules governing taxation of income and gains from investments in China A-shares via the Programs could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the fund. Also, a fund’s investments in securities, including China A-shares, issued by Chinese companies may cause a fund to become subject to withholding and other taxes imposed by China tax authorities. China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China.
Investments in China A-shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, a fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Programs in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, funds investing through the Programs must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
The Programs are novel in nature and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. The regulations are untested so far and there is no certainty as to how they will be applied. China A-shares purchased through the Programs are held in nominee name and not a fund’s name as the beneficial owner. It is possible, therefore, that a fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a fund may not be able to participate in corporate actions affecting China A-shares held through the Programs due to time constraints or for other operational reasons.
Trades on the Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A- share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a fund holds 5% or more of the total shares of a China A-share issuer through its Program investments, its profits may be subject to these limitations. All accounts managed by the TAM and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a fund’s profits may be subject to these limitations.
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Commodities and Commodity-Related Securities: Because a fund may invest in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, a fund may be subject to the risks of investing in commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence and market disruptions. A fund’s investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
To the extent a fund invests in companies principally engaged in the commodities industries (including the agriculture, energy, materials and commodity-related industrial sectors) (“commodity-related companies”), the fund will be subject to the risk factors particular to each such industry. Commodity-related companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, tax and other government regulations, and natural phenomena such as drought, floods and other adverse weather conditions and livestock disease. Cyclical industries can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and companies engaged in such industries can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, the commodities industries can be significantly affected by the level and volatility of commodity prices, which have historically been among the most volatile of international prices, often exceeding the volatility of exchange rates and interest rates. Investments in commodity-related companies are also subject to the risk that the performance of such companies may not correlate with broader equity market returns or with returns on commodity investments to the extent expected by a fund’s sub-adviser.
Convertible Securities: Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty: A fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit: The value of your investment in a fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party providing insurance or other credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in a fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. A decline may be significant, particularly in certain market environments. If a single entity provides credit enhancement to more than one fund’s investments, the adverse effects resulting from the downgrade or default will increase the adverse effects on a fund. If a fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, a fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB or Baa-/BBB-) may possess certain speculative characteristics.
A fund is subject to greater levels of credit risk to the extent it invests in below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk” bonds. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve significant risk of exposure to adverse conditions and negative sentiments. These securities may be in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.
A fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.
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Currency: The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging: A fund may use currency futures, forwards or options to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument. Shifting a fund's currency exposure from one currency to another may remove a fund's opportunity to profit from the original currency and involves a risk of increased losses for a fund if the sub-adviser’s projection of future exchange rates is inaccurate.
Depositary Receipts: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives: Derivatives involve special risks and costs and may result in losses to a fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivatives themselves, behave in a way not anticipated by a fund, especially in abnormal market conditions. Using derivatives may have a leveraging effect, which may increase investment losses and may increase fund volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Even a small investment in derivatives can have a disproportionate impact on a fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. The other parties to derivatives transactions present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing and on-facility execution of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For derivatives that are required to be cleared by a regulated clearinghouse, a fund may be exposed to risks arising from its relationship with a brokerage firm through which it would submit derivatives trades for clearing. A fund would also be exposed to counterparty risk with respect to the clearinghouse. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Derivatives may be used by a fund for a variety of purposes, including:
•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
Using derivatives, especially for non-hedging purposes, may involve greater risks to a fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives. Use of derivatives or similar instruments may have different tax consequences for a fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders.
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When a fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.
Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A fund's sub-adviser may not make use of derivatives for a variety of reasons.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of a fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Derivatives may include, but are not limited to, the following:
•	Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund.
Investments in foreign currency options may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as a sub-adviser expects. There is a risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to a fund and poorer overall performance for the fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing a fund's investment objective, such as when a sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
•	Forwards and Futures Contracts. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as US exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the fund's NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the fund) and pricing risk (i.e., the instrument may be difficult to value).
•	Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, a fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the
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subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a fund may use cross currency hedging or proxy hedging with respect to currencies in which the fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Investments in foreign currency forward exchange contracts may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as its sub-adviser expects. A sub-adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the applicable fund's investment objectives, such as when the sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
•	Swaps. Swap contracts, including credit default swaps, involve heightened risks and may result in losses to the fund. Swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller's payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either their counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Distressed or Defaulted Securities: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. A fund may suffer significant losses if a reorganization or restructuring is not completed as anticipated. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Distressed or defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Dollar Rolls: Fixed income securities with buy-back features enable a fund to recover principal upon tendering the securities to the issuer or a third party. A dollar roll transaction involves a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.
The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities a fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Dynamic Risk Management: Certain funds utilize a Dynamic Risk Management strategy. In implementing the Dynamic Risk Management strategy (other than ClearTrack Retirement Income), the sub-adviser anticipates that it will sell shares the fund holds in equity and fixed income ETFs and may be more concentrated in short-term defensive instruments. The fund may incur additional
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trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. If the fund increases its exposure to short-term defensive instruments at inopportune times or for extended periods of time, the fund may experience lower performance and greater losses. There is no guarantee that the Dynamic Risk Management strategy will work as intended.
Emerging Markets: Investments in the securities of issuers located in or principally doing business in emerging markets bear heightened foreign investments risks. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Some emerging market countries are especially vulnerable to economic conditions in other countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. A fund investing in emerging market countries may be required to establish special custody or other arrangements before investing. An investment in emerging market securities should be considered speculative.
Energy Sector: Certain risks inherent in investing in energy companies include the following:
•	Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies. Energy companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. The United States relies heavily on foreign imports of energy such as crude oil and refined products. If a supply source decides to restrict supply to the United States or is unable to meet demand, some energy companies’ cash flows may be adversely impacted.
•	Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. Energy companies that are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.
•	Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.
•	Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy companies. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of energy companies.
•	Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). These prices may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability,
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transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
•	Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distributions. Recently, the acquisition market has become more competitive as a result of the increased amount of energy companies, as well as significant private equity interest in midstream energy assets. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLP Entities may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors. Such circumstances may limit future growth and their ability to raise distributions could be reduced. Furthermore, even if energy companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.
•	Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
•	Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These hazards could result in substantial losses, severe damage to and destruction of property and equipment, and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Energy companies may not be insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition.
•	Terrorism/Market Disruption. Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets. Energy assets could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.
•	Weather . Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
Equity Securities: Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and, consequently, may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a fund fall, the value of your investment in the fund will decline. If a fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Event Risk Management: Certain funds utilize an Event Risk Management strategy. The Event Risk Management strategy may involve utilizing options, futures and swaps that are expected to increase in value during the occurrence of certain market events. An instrument used to hedge market event risk could lose all or a portion of its value even in a period of severe market stress. Implementation of the strategy may result in the fund holding options, futures and swaps positions that take contradictory views on market movements. The costs of purchasing and selling these instruments may reduce the fund’s return. The fund may not be able to close out a position at the desired time or price. There is no guarantee that the Event Risk Management strategy will work as intended.
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Extension: When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause a fund’s share price to be more volatile or go down.
Fixed-Income Securities: The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.
Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, a fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.
Floating Rate Loans: Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments. Certain courts have determined that floating rate loans are not securities and, therefore, purchasers such as a fund may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading.
Focused Investing: To the extent a fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments: Investments in securities of foreign issuers (including those denominated in U.S. dollars) or issuers with significant exposure to foreign markets are subject to additional risks. Foreign countries in which a fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a fund’s investments may decline because of factors affecting the particular issuers as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.
Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. In addition, a fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes, and special U.S. tax considerations may apply.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a fund's ability to purchase or sell securities or groups of
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securities for a substantial period of time, and may make the fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a fund's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the fund's ability to purchase or sell foreign securities or transfer a fund's assets back into the United States, or otherwise adversely affect the fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a fund holds illiquid investments, its portfolio may be harder to value.
Investment in securities of foreign issuers may also be subject to foreign custody risk which refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets outside the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non-U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities market is, or the more difficult communication is with that location, the greater the likelihood of custody problems.
American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to the same risks as direct investments in foreign securities.
Frontier Markets: Frontier market countries generally have smaller economies and less developed capital markets than emerging market countries, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are generally less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a fund’s shares to decline.
Growth Stocks: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging: A fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. A fund’s hedging strategies may not work as intended, and a fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are determined to be below investment grade by the sub-adviser. High-yield debt securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A fund with high-yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. High-yield securities are not generally meant for short-term investing. Unrated securities of comparable quality share these risks.
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Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.
Industry Concentration: Certain funds will concentrate their investments in specific industries. Concentration in a particular industry subjects a fund to the risks associated with that industry. As a result, the fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Inflation-Protected Securities: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate: Interest rates in the United States have been at historically low levels and should be expected to go up. A fund faces a heightened risk that interest rates may rise. When interest rates rise, the value of fixed income securities will generally fall. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a fund, and the fund’s yield, may decline. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Similarly, a fund with a longer average portfolio duration will generally be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. A fund’s yield may decline due to a decrease in market interest rates.
Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Investment Companies: To the extent that an underlying fund invests in other investment companies such as closed-end or exchange-traded funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. Further, the fund is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.
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IPOs: Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to a fund.
Junior Loans: Junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
Large Capitalization Companies: A fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory: Legal and regulatory changes could occur that may adversely affect a fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect a fund. A fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging: The value of your investment may be more volatile to the extent a fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have , potentially resulting in the loss of all assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements. The use of leverage is considered to be a speculative investment practice that may result in the loss of a substantial amount, and possibly all, of the fund’s assets.
Liquidity: A fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for a fund to sell, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Illiquid investments can be difficult to value. If a fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. In addition, securities, once sold by a fund, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders). Further, when there is illiquidity in the market for certain investments, a fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector or asset class.
Loans: Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
A fund may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund.
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Junior loans, which have a lower place in the borrower's capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
There may be no active trading market for loans. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain a fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Certain courts have determined that loans are not securities and, therefore, purchasers such as a fund may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading.
Management: Each fund is subject to the risk that the investment manager’s or sub-adviser'sor portfolio construction manager's judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment in a fund may decrease if its investment manager’s or sub-adviser'sor portfolio construction manager's judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. A fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by its investment manager or sub-adviser or portfolio construction manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s or portfolio construction manager's investment style is out of favor or otherwise fails to produce the desired results. A fund’s investment strategies designed by the investment manager or sub-adviser or portfolio construction manager may not work as intended. In addition, a fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser or portfolio construction manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause a fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market: The value of a fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. A fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a fund's investments may be negatively affected.
Europe. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, on June 23, 2016, voters
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in the United Kingdom approved withdrawal from the European Union. On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the European Union; as a result, the United Kingdom will remain a member state, subject to European Union law with privileges to provide services under the single market directives, for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.
Master Limited Partnerships: Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.
The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of the fund’s investments in such securities may decline if interest rates rise. Further, rising interest rates could adversely impact the financial performance of MLPs and other issuers in the energy sector by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs are generally considered interest-rate sensitive investments, and during period of interest rate volatility, may not provide attractive returns.
The value of a fund’s investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities. In that case, the MLP would be subject to U.S. federal income taxation, and distributions received by the fund generally would be taxed as dividend income. If any of the MLPs owned by a fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the fund with respect to its investment in such MLPs could be materially reduced, which could cause a substantial decline in the value of the fund’s shares.
Depreciation or other cost recovery deductions passed through to a fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund's income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a fund may need to liquidate investments, which may lead to additional recapture income.
Medium Capitalization Companies: Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Model and Data: Certain sub-advisers may utilize quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the fund's investments.
If Models and Data prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose a fund to additional risks. For example, by utilizing Models or Data, a sub-adviser may buy certain investments at prices that are priced too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. A fund bears the risk that Models or Data used by its sub-adviser will not be successful in determining the size, direction, and/or weighting of investment positions that will enable the fund to achieve its investment objective.
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Models can be predictive in nature. The use of predictive Models has inherent risks. For example, such Models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such Models may produce unexpected results, which can result in losses for a fund. Furthermore, the success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data.
Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. To address these issues, a sub-adviser evaluates the performance of the Models utilized, including Model prices and outputs versus recent transactions or similar securities, and as a result, such Models may be modified from time to time. There also can be no assurance that the use of Models will result in effective investment decisions for a fund.
Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as Federal National Mortgage Association) or Freddie Mac (formally known as Federal Home Loan Mortgage Corporation) or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. For mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.
Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities: Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, housing, water or sewer and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse effect on the broader municipal securities market. To the extent a fund invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, such as health care, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue to worsen.
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There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.
The rate of interest paid on municipal securities normally is lower than the rate of interest paid on fully taxable securities. Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The municipal market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening.
To the extent that the fund invests in municipal securities whose issuers are located in a single state, such as California, the fund will be more susceptible to economic, political and other developments that may adversely affect issuers in that state than are funds whose portfolios are more geographically diverse. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the state or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the state generally or any individual locality. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development, are all adversely affected by the recent economic recession. Unfavorable developments in any economic sector may adversely affect a particular state’s overall municipal market. Historically, California’s economy has been more volatile than that of the nation as a whole. Although California has a relatively diversified economy, California has concentrations in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services.
Certain funds may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than tax-exempt securities issued by other issuers. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.
On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt, which caused Puerto Rico municipal securities to drop in value. In early August 2015, Puerto Rico failed to pay certain debts. The Commonwealth undertook extraordinary measures to avoid an additional default on December 1, 2015. However, Puerto Rico defaulted on certain of its debt payments on January 4, 2016. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code and it is not clear whether a debt restructuring process will ultimately be approved. To the extent a fund holds any Puerto Rico municipal securities, the fund may lose some or all of the value of those investments.
Natural Resource-Related Securities: Securities of companies involved with natural resources may be subject to significant price fluctuations, reflecting the volatility of energy and basic materials’ prices, possible instability of supply and changes in demand or inflation. In addition, some companies may be subject to the risks generally associated with extraction of natural resources and the risks of the hazards associated with natural resources.
Non-Diversification: A fund that is classified as “non-diversified” means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence or other negative events affecting those issuers than a diversified fund.
Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity
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securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.
Precious Metals-Related Securities: Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Prepayment or Call: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. This may adversely affect a fund’s net asset value. In addition, if a fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.
Privately Held Companies: Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the sub-adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the fund invests. Investments in privately held companies may be illiquid and difficult to value.
Puerto Rico Municipal Securities: Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of its ability to meet additional pending obligations, including under general obligation bonds.
The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code.
It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt restructuring process itself, could adversely affect the value of Puerto Rico municipal securities. The court filing made by Puerto Rico could also have a negative impact on the value of Puerto Rico municipal securities that are not subject to the debt restructuring process. In addition, Puerto Rico municipal securities remain subject to all of the other risks applicable to fixed income securities, including the risk of nonpayment.
These challenges and uncertainties have been exasperated by Hurricane Maria, which directly hit Puerto Rico on September 20, 2017, causing significant damage to the island country’s infrastructure (including water, power and telecommunications) and to governmental, personal and business property. Moody’s Analytics has estimated that the island suffered $95 billion in hurricane-related damages and suggested that Puerto Rico’s economy may be set back decades by this natural disaster. It is unknown what impact this disaster will have on the ongoing restructuring of Puerto Rico’s debt and on the funds that hold such debt.
To the extent that a fund holds any Puerto Rico municipal securities, the fund may lose some or all of the value of those investments.
Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:
•	declining real estate value
•	risks relating to general and local economic conditions
•	over-building
•	increased competition for assets in local and regional markets
•	increases in property taxes
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•	increases in operating expenses or interest rates
•	change in neighborhood value or the appeal of properties to tenants
•	insufficient levels of occupancy
•	inadequate rents to cover operating expenses
The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.
REITs: Investing in real estate investment trusts (“REITs”) involves unique risks. When a fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements. A failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs, or changes in the treatment of U.S. REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.
Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Short Positions: Certain funds may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Short Sales: A short sale may be effected by selling a security that a fund does not own. In order to deliver the security to the purchaser, a fund borrows the security, typically from a broker-dealer or an institutional investor. A fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, a fund would incur a loss; conversely, if the price declines, a fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A fund's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a fund held only long positions. A fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing. A fund may also take a short position in a derivative instrument, such as a forward, future or swap.
A short sale may also be effected “against the box” if, at all times when the short position is open, a fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a fund would forego the potential realization of the increased value of the shares sold short.
Small and Medium Capitalization Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Smaller capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
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Small Capitalization Companies: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as a fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain countries in Europe currently have large sovereign debts and/or fiscal deficits which has led to significant uncertainties in the market as to whether or not the governments of those countries will be able pay in full and on time the amounts due in respect of those debts.
Structured Instruments: A fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk. Structured instruments may behave in ways not anticipated by the fund, or they may not receive the tax, accounting or regulatory treatment anticipated by the fund.
Tactical and Strategic Asset Allocation: Certain funds may utilize a tactical asset allocation strategy, which involves making short-term adjustments to a fund's asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. Strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. A fund may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Tactical Asset Allocation: Tactical asset allocation is an investment strategy that actively adjusts a fund’s asset allocation. The fund’s tactical asset management discipline may not work as intended. The fund may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the fund in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities. The management process might also result in the fund having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the fund’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.
Taxable Investments: Although distributions of interest income from Transamerica Intermediate Muni and Transamerica High Yield Muni’s tax-exempt securities are generally exempt from regular federal income tax, Transamerica Intermediate Muni and Transamerica High Yield Muni’s distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on a fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your fund distributions.
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To Be Announced (TBA) Transactions: Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by a fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Underlying Exchange Traded Funds: When a fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Underlying Funds: When a fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests.
U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.
Valuation: Many factors may influence the price at which a fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund's last valuation, and such differences could be significant, particularly for illiquid securities, securities priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a fund determines its net asset value. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, undervaluation may become more severe, or that a stock considered to be undervalued may actually be appropriately priced. A fund may underperform other equity funds that use different investing styles. A fund may also underperform other equity funds using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
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Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.
Yield: The amount of income received by a fund will go up or down depending on variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
MORE ON CERTAIN ADDITIONAL RISKS:
The following provides additional risk information regarding investing in the funds.
Absence of Regulation: A fund may engage in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. Transactions in the OTC markets also are subject to the credit risk of the counterparty.
Cash Management and Defensive Investing: The value of investments held by a fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.
Conflicts of Interest: Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) and its affiliates are engaged in a variety of businesses and have interests other than that of managing the funds. The broad range of activities and interests of TAM and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders. Certain actual and potential conflicts are described below.
TAM serves as investment manager to certain funds of funds that invest in affiliated underlying funds and is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds. TAM may have an incentive to allocate the funds of funds' assets to those underlying funds for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or to those underlying funds for which an affiliate of TAM serves as the sub-adviser. Sub-advisers to certain funds of funds may also be conflicted in allocating the funds of funds’ assets among underlying funds.
TAM may have a financial incentive to implement or not to implement certain changes to the funds. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. TAM will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. The aggregation of assets of multiple funds for purposes of calculating breakpoints in sub-advisory fees may also give rise to conflicts of interest.
TAM manages other funds and products that have investment objectives similar to those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. These other accounts and products may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by TAM, on behalf of one or more other funds or products, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested.
A further discussion of conflicts of interest appears in the Statement of Additional Information.
Cybersecurity: Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause a fund, TAM, a sub-adviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality.
Expenses: Your actual costs of investing in a fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated, or with respect to a newly offered fund or class, if average net assets are lower than estimated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Inflation: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a fund’s assets can decline as can the value of the fund’s distributions.
Investments by Asset Allocation Funds and Unaffiliated Funds: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon,
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Transamerica Asset Allocation Short Horizon, Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, as well as Transamerica JPMorgan Asset Allocation – Conservative VP, Transamerica JPMorgan Asset Allocation – Growth VP, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Transamerica JPMorgan Asset Allocation – Moderate VP, Transamerica BlackRock Tactical Allocation VP, Transamerica JPMorgan International Moderate Growth VP, Transamerica Madison Balanced Allocation VP, Transamerica Madison Conservative Allocation VP and Transamerica Multi-Manager Alternative Strategies VP, each separate series of Transamerica Series Trust, are asset allocation funds (the “Asset Allocation Funds”) that invest in certain series of Transamerica Funds and may own a significant portion of the shares of an underlying fund.
Unaffiliated funds (the “Unaffiliated Funds”) may invest in series of Transamerica Funds subject to the fund of funds restrictions of Section 12(d)(1) of the 1940 Act. Unaffiliated Funds with exemptive relief from the SEC may invest in an underlying fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions. An Unaffiliated Fund may own a significant portion of the shares of an underlying fund.
Transactions by the Asset Allocation Funds and/or the Unaffiliated Funds may be disruptive to the management of an underlying fund. An underlying fund may experience large redemptions or investments due to transactions in fund shares by the Asset Allocation Funds and/or the Unaffiliated Funds. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs. In addition, when the Asset Allocation Funds and/or the Unaffiliated Funds own a substantial portion of an underlying fund's shares, a large redemption by an Asset Allocation Fund and/or an Unaffiliated Fund could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio.
Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in an underlying fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when an Asset Allocation Fund and/or an Unaffiliated Fund purchases, redeems, or owns a substantial portion of an underlying fund's shares.
When possible, TAM, the sub-adviser and/or the portfolio construction manager will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.
Operational: Your ability to transact with a fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including as a result of cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result.
Redemption: A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. In that event, the value of your investment in the fund would go down. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, if one decision maker exercises control over fund shares owned by other fund shareholders, including clients or affiliates of the Investment Manager and/or sub-advisers, redemptions by these shareholders may further increase the impact on the fund.
Regulatory: The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Wall Street Reform Act (the “Reform Act”) substantially increases regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives, and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, a fund may be subject to additional recordkeeping and reporting requirements. Other future regulatory developments may also impact a fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a fund itself is regulated. The impact of any new governmental regulation that may be implemented on the ability of a fund to use swaps or any other financial derivative product is not known at this time, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objective.
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Securities Lending: Each fund, except as noted below, may lend securities to other financial institutions that provide cash, cash equivalents, or U.S. government or agency securities as collateral. When a fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a fund.
The Asset Allocation Funds do not participate in securities lending.
Strategy: Securities and investment strategies with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different style or strategy. A fund may employ a combination of styles that impact its risk characteristics.
Tax: In order to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), each fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. In particular, a fund must generally diversify its holdings so that, at the end of each quarter of each taxable year, at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. If a fund were to fail to meet any of these requirements, the fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at corporate rates (without reduction for distributions to shareholders). The fund may be able to preserve its RIC qualification by meeting certain conditions, in which case it may be subject to certain additional taxes.
Any income a fund derives from investments in certain hard asset ETFs, such as certain commodity ETFs, and from other non-qualifying sources must be limited to a maximum of 10% of the fund’s gross income. If a fund fails to meet the 10% requirement, the fund may be subject to the federal income tax consequences described in the preceding paragraph. A fund may invest no more than 25% of its total assets in the securities of entities treated as qualified publicly traded partnerships for federal income tax purposes. If a fund fails to meet the 25% requirement, the fund may be subject to the federal income tax consequences described in the preceding paragraph.
An MLP is an entity treated as a partnership under the Internal Revenue Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. If it does not so qualify, it will generally be subject to tax as a corporation.

     Depreciation or other cost recovery deductions passed through to a fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a fund may need to liquidate investments, which may lead to additional recapture income.
Please note that there are other factors that could adversely affect your investment in a fund and that could prevent the fund from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.
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Shareholder Information

Management of Transamerica Funds
The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Funds. It oversees the operation of Transamerica Funds by its officers. It also reviews the management of each fund’s assets by the investment manager and sub-advisers. Information about the Trustees and executive officers of Transamerica Funds is contained in the Statement of Additional Information (“SAI”).
Investment Manager
Transamerica Asset Management, Inc. (“TAM” ), located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for Transamerica Funds. TAM provides continuous and regular investment management services to the funds. For each of the funds, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the funds and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each fund. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid investment management fees for its service as investment manager to each fund. These fees are calculated on the average daily net assets of each fund.
TAM has been a registered investment adviser since 1996. As of December 31, 2017, TAM has approximately $83.9 billion in total assets under management. TAM is also registered as a commodity pool operator under the Commodity Exchange Act with respect to Transamerica Multi-Manager Alternative Strategies Portfolio. The remaining funds are operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.
TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.
TAM acts as a manager of managers for the funds pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable fund’s shareholders, to:
(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)	materially change the terms of any sub-advisory agreement; and
(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
Pursuant to the exemptive order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.
Legal Proceedings
A previously disclosed ongoing investigation by the Securities and Exchange Commission’s Division of Enforcement may lead to legal proceedings against Aegon USA Investment Management, LLC (“AUIM”), Transamerica Asset Management, Inc. (“TAM”) and/or Transamerica Capital, Inc. (“TCI”). These legal proceedings could have a material adverse effect on one or more of these entities. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds. The funds do not know the timing or outcome of any possible proceeding, including whether any proceeding is likely to have a material adverse impact on the funds, AUIM, TAM or TCI.
The investigation relates to errors in the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds, as well as in the operation and/or implementation of an asset allocation model and volatility guidelines utilized by AUIM when it served as sub-adviser to certain Transamerica asset allocation funds. The investigation also concerns whether appropriate disclosures were made regarding these matters. The tactical funds are Transamerica
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Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP (formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP).
AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015. Expert analyses provided to the funds indicate that errors in the models and guidelines did not have a material adverse impact on fund performance.
The funds are affected by many factors and risks: for example, the risk that sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.
Management Fees Paid for the Fiscal Year Ended October 31, 2017
For the fiscal year ended October 31, 2017, each fund paid the following management fee as a percentage of its average daily net assets:
Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica Asset Allocation – Conservative Portfolio	0.12%
Transamerica Asset Allocation – Growth Portfolio	0.12%
Transamerica Asset Allocation – Moderate Growth Portfolio	0.12%
Transamerica Asset Allocation – Moderate Portfolio	0.12%
Transamerica Capital Growth	0.79%
Transamerica Concentrated Growth	0.67%
Transamerica Dividend Focused	0.69%
Transamerica Dynamic Allocation	0.11%
Transamerica Dynamic Income	0.50%
Transamerica Emerging Markets Debt	0.62%
Transamerica Emerging Markets Equity	0.98%
Transamerica Event Driven	1.05%
Transamerica Flexible Income	0.48%
Transamerica Floating Rate	0.63%
Transamerica Global Equity	0.74%
Transamerica High Yield Bond	0.56%
Transamerica High Yield Muni	0.49%
Transamerica Inflation Opportunities	0.58%
Transamerica Intermediate Bond	0.35%
Transamerica Intermediate Muni	0.43%
Transamerica International Equity	0.71%
Transamerica International Growth	0.88%
Transamerica International Small Cap Value	0.94%
Transamerica Large Cap Value	0.65%
Transamerica Mid Cap Growth	0.70%
Transamerica Mid Cap Value Opportunities	0.67%
Transamerica MLP & Energy Income	1.11%
Transamerica Multi-Cap Growth	0.65%
Transamerica Multi-Managed Balanced	0.65%
Transamerica Multi-Manager Alternative Strategies Portfolio	0.21%
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Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica Short-Term Bond	0.50%
Transamerica Small Cap Core	0.74%
Transamerica Small Cap Growth	0.81%
Transamerica Small Cap Value	0.80%
Transamerica Small/Mid Cap Value	0.78%
Transamerica Strategic High Income	0.70%
Transamerica Unconstrained Bond	0.67%
Transamerica US Growth	0.70%
Recent Management Fee Changes
Transamerica International Growth: Effective March 1, 2018, the management fee is 0.77% of the first $500 million; 0.76% over $500 million up to $1 billion; 0.71% over $1 billion up to $2 billion; 0.695% over $2 billion up to $3 billion; and 0.68% in excess of $3 billion of average daily net assets. For the period beginning August 1, 2017 through March 1, 2018, the management fee was 0.905% of the first $500 million; 0.88% over $500 million up to $1 billion; 0.83% over $1 billion up to $1.5 billion; 0.805% over $1.5 billion up to $2 billion; and 0.78% in excess of $2 billion in average daily net assets. Prior to August 1, 2017, the management fee was 0.93% of the first $250 million; 0.905% over $250 million up to $500 million; 0.88% over $500 million up to $1 billion; and 0.83% in excess of $1 billion in average daily net assets.
Transamerica Multi-Manager Alternative Strategies Portfolio: Effective July 7, 2017, the management fee is 0.1925% of the first $500 million; 0.1725% over $500 million up to $1 billion; 0.1525% over $1 billion up to $2 billion; and 0.1425% in excess of $2 billion of average daily net assets. Prior to July 7, 2017, the management fee was 0.2225% of the first $500 million; 0.2125% over $500 million up to $1 billion; and 0.2025% in excess of $1 billion of average daily net assets.
A discussion regarding the Board of Trustees’ approval of each fund’s investment management agreement is available in each fund’s annual report for the fiscal year ended October 31, 2017.
Portfolio Construction Manager
Morningstar Investment Management LLC, 22 West Washington Street, Chicago, IL 60602, is the Portfolio Construction Manager for each fund listed below. Morningstar Investment Management LLC has been a registered investment adviser since 1999 and is a wholly owned subsidiary of Morningstar, Inc. As of December 31, 2017, Morningstar Investment Management LLC has approximately $79.5 billion in total assets under management.
Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar Investment Management LLC, the Portfolio Construction Manager will furnish investment advice and recommendations concerning what portion of each fund should be in the underlying funds and what portion, if any, should be held in U.S. government securities, short-term commercial paper or other assets such as cash. The Portfolio Construction Manager receives compensation from TAM.
Transamerica Asset Allocation-Conservative Portfolio
Transamerica Asset Allocation-Growth Portfolio
Transamerica Asset Allocation-Moderate Portfolio
Transamerica Asset Allocation-Moderate Growth Portfolio
Portfolio Construction Team
Each fund listed above is managed by a portfolio construction team. In addition to this team, Morningstar Investment Management LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each fund.
Name	Employer	Positions Over Past Five Years
John McLaughlin, CFA	Morningstar Investment Management LLC	Co-Portfolio Manager of the fund since 2017; Employee of Morningstar Investment Management LLC since 2014
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Name	Employer	Positions Over Past Five Years
Dan McNeela, CFA	Morningstar Investment Management LLC	Co-Portfolio Manager of the fund since 2010; Employee of Morningstar, Inc. since 2000; Employee of Morningstar Investment Management LLC since 2006
Michael Stout, CFA	Morningstar Investment Management LLC	Co-Portfolio Manager of the fund since 2006; Employee of Morningstar, Inc. since 1993, then employee of Morningstar Investment Management LLC since 1999
Sub-Adviser(s)
Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective fund, each sub-adviser shall provide day-to-day investment advice and recommendations for the fund.
Each sub-adviser receives compensation from TAM.
Fund	Sub-Adviser	Sub-Adviser Address
Transamerica Event Driven	Advent Capital Management, LLC	888 Seventh Avenue, 31st FloorNew York, NY 10019

Transamerica Flexible Income	Aegon USA Investment Management, LLC	4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica Floating Rate
Transamerica High Yield Bond
Transamerica Intermediate Bond
Transamerica Multi-Managed Balanced
Transamerica Short-Term Bond

Transamerica Multi-Cap Growth	Alta Capital Management, LLC	6440 South Wasatch Boulevard Suite 260 Salt Lake City, UT 84121

Transamerica Dividend Focused	Barrow, Hanley, Mewhinney & Strauss, LLC	Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, TX 75201

Transamerica High Yield Muni	Belle Haven Investments, L.P.	800 Westchester Avenue, Suite N607 Rye Brook, NY 10573
Transamerica Intermediate Muni

Transamerica Small Cap Value	Boston Advisors, LLC	1 Liberty Square Boston, MA 02109

Transamerica Emerging Markets Equity	ClariVest Asset Management LLC	3611 Valley Centre Drive, Suite 100, San Diego, CA 92130

Transamerica Multi-Manager Alternative Strategies Portfolio	Goldman Sachs Asset Management, L.P.	200 West Street New York, NY 10282

Transamerica International Growth	Greystone Managed Investments Inc.	300-1230 Blackfoot Drive Regina, Saskatchewan S4S 7G4, Canada

Transamerica Multi-Managed Balanced	J.P. Morgan Investment Management Inc.	270 Park Avenue New York, NY 10017

Transamerica MLP & Energy Income	Kayne Anderson Capital Advisors, L.P.	1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067

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Fund	Sub-Adviser	Sub-Adviser Address
Transamerica Large Cap Value	Levin Capital Strategies, L.P.	595 Madison Avenue, 17th Floor, New York, NY 10022

Transamerica Emerging Markets Debt	Logan Circle Partners, LP	1717 Arch Street Suite 1500 Philadelphia, PA 19103

Transamerica Capital Growth	Morgan Stanley Investment Management Inc.	522 Fifth Avenue New York, NY 10036

Transamerica Inflation Opportunities Transamerica Unconstrained Bond	PineBridge Investments LLC	399 Park Avenue, 4th Floor New York, NY 10022

Transamerica Mid Cap Growth	Quantum Capital Management	311 California Street, Suite 510 San Francisco, CA 94104

Transamerica Dynamic Allocation Transamerica Dynamic Income	QS Investors, LLC	880 Third Avenue New York, NY 10022

Transamerica Small Cap Growth	Ranger Investment Management, L.P.	2828 N. Harwood Street, Suite 1900, Dallas, TX 75201

Transamerica Global Equity	Rockefeller & Co., Inc.	10 Rockefeller Plaza, Floor 3, New York, NY 10020

Transamerica Small Cap Core	Systematic Financial Management, L.P.	300 Frank W. Burr Blvd. Glenpointe East 7th Floor Teaneck, NJ 07666
Transamerica Small/Mid Cap Value

Transamerica International Equity Transamerica International Small Cap Value	Thompson, Siegel & Walmsley LLC	6641 West Broad Street, Suite 600 Richmond, VA 23230
Transamerica Mid Cap Value Opportunities
Transamerica Small/Mid Cap Value
Transamerica Strategic High Income

Transamerica Concentrated Growth	Torray LLC	7501 Wisconsin Avenue Suite 750W Bethesda, Maryland 20814

Transamerica US Growth	Wellington Management Company LLP	280 Congress Street Boston, MA 02210

Further Information About Each Sub-Adviser
Advent Capital Management, LLC has been a registered investment adviser since 2001. As of December 31, 2017, Advent Capital Management, LLC had approximately $9.3 billion in total assets under management.
Aegon USA Investment Management, LLC, a wholly-owned and indirect subsidiary of Aegon N.V., has been a registered investment adviser since December 2001. As of December 31, 2017, Aegon USA Investment Management, LLC has approximately $104.6 billion in total assets under management.
Alta Capital Management, LLC has been a registered investment adviser since 1981. As of December 31, 2017, Alta Capital Management, LLC has approximately $3.33 billion in total assets under management.
Barrow, Hanley, Mewhinney & Strauss, LLC, a subsidiary of OM Asset Management Plc, a New York Stock Exchange listed company, has been a registered investment adviser since 1979. As of December 31, 2017, Barrow, Hanley, Mewhinney & Strauss, LLC has approximately $91.7 billion in total assets under management.
261

Belle Haven Investments, L.P. has been a registered investment adviser since 2006. As of December 31, 2017, Belle Haven Investments, L.P. has approximately $6.86 billion in total assets under management.
Boston Advisors, LLC has been a registered investment adviser since 1982. As of December 31, 2017, Boston Advisors, LLC has approximately $5 billion in total assets under management.
ClariVest Asset Management LLC, a Delaware limited liability company, has been a registered investment adviser since 2006. As of December 31, 2017, ClariVest Asset Management LLC has approximately $7.6 billion in total assets under management.
Goldman Sachs Asset Management, L.P., an affiliate of Goldman Sachs & Co. LLC, has been a registered investment adviser since 1990. As of December 31, 2017, Goldman Sachs Asset Management, L.P. had approximately $1.29 trillion in total assets under management.
Greystone Managed Investments Inc. (“Greystone”) has been a registered investment adviser since March 2016. As of December 31, 2017, Greystone had approximately $26.9 billion in total assets under management. Greystone is a wholly-owned subsidiary of Greystone Capital Management Inc., a company formed in 1988 and registered in Saskatchewan as an adviser in the category of portfolio manager.
J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2017, J.P. Morgan Investment Management Inc. and its affiliates has $1.7 trillion in assets under management.
Kayne Anderson Capital Advisors, L.P. was founded in 1984 and is registered with the SEC as an investment adviser. Kayne Anderson Capital Advisors, L.P. is an independent alternative investment management firm focused on niche investing in upstream oil and gas companies, energy infrastructure, growth private equity, specialty real estate, middle market credit and municipal opportunities. Kayne Anderson Capital Advisors, L.P. and its affiliates currently manage approximately $26 billion in assets as of December 31, 2017 (including over $16 billion in assets invested in the energy sector) for institutional investors, family offices and high-net-worth individuals, with offices in Los Angeles, Houston, New York, Chicago, Denver, Atlanta, Boca Raton, Dallas and Portland.
Levin Capital Strategies, L.P. has been a registered investment adviser since 2006. As of December 31, 2017, Levin Capital Strategies, L.P. has approximately $7.3 billion in total assets under management.
Logan Circle Partners, LP, a subsidiary of MetLife, Inc., has been a registered investment adviser since 2007. As of December 31, 2017, Logan Circle Partners, LP has approximately $38.46 billion in total assets under management.
Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley, has been a registered investment adviser since 1981. As of December 31, 2017, Morgan Stanley Investment Management Inc. has approximately $481.5 billion in total assets under management.
PineBridge Investments LLC has been a registered investment adviser since 1983. As of December 31, 2017, PineBridge Investments LLC, including its affiliates, has approximately $85.3 billion in total assets under management.
Quantum Capital Management has been a registered investment adviser since October 1996. As of December 31, 2017, Quantum Capital Management had approximately $496 million in assets under management.
QS Investors, LLC, a wholly-owned subsidiary of Legg Mason, Inc., has been a registered investment adviser since 2010. As of December 31, 2017, QS Investors, LLC had assets under management of approximately $20.8 billion.
Ranger Investment Management, L.P. has been a registered investment adviser since 2003. As of December 31, 2017, Ranger Investment Management, L.P. has approximately $1.4 billion in total assets under management.
Rockefeller is a global asset management and investment advisory firm that was founded in 1882 by John D. Rockefeller to manage the Rockefeller Family’s personal and philanthropic interests. Rockefeller was incorporated in 1979 and registered with the U.S. Securities and Exchange Commission in 1980 as an investment adviser. Today, Rockefeller provides investment management services and wealth advice to institutions, foundations and endowments, non-profits, individuals, trusts and families. Rockefeller had approximately $12.7 billion in assets under management as of December 31, 2017. Rockefeller & Co., Inc. is a wholly-owned subsidiary of Rockefeller Financial Services, Inc.
Systematic Financial Management, L.P. has been a registered investment adviser since 1982. Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds a majority interest in Systematic Financial Management, L.P. through its wholly-owned subsidiary, Titan NJ LP Holdings LLC. As of December 31, 2017, Systematic Financial Management, L.P. has approximately $5.3 billion in total assets under management.
Thompson, Siegel & Walmsley LLC is a majority-owned subsidiary of OM Asset Management plc, a NYSE listed company. Thompson, Siegel & Walmsley LLC has been a registered investment adviser since 1970. As of December 31, 2017, Thompson, Siegel & Walmsley LLC has approximately $25 billion in total assets under management.
262

Torray LLC was formed in 2006. Through its predecessor entities, Torray LLC has been a registered investment adviser since 1972. As of December 31, 2017, Torray LLC has approximately $1.1 billion in total assets under management.
Wellington Management Company LLP, a Delaware limited liability partnership, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management Company LLP and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management Company LLP is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2017, Wellington Management Company LLP and its investment advisory affiliates had investment management authority with respect to approximately $1.08 trillion in client assets.
Portfolio Manager(s)
Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.
Transamerica Capital Growth
Name	Sub-Adviser	Positions Over Past Five Years
Dennis P. Lynch	Morgan Stanley Investment Management Inc.	Lead Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1998; Managing Director; Team leader for the Growth team
Sam G. Chainani, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1996; Managing Director; Investor on the Growth team
David S. Cohen	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1993; Managing Director; Investor on the Growth team
Armistead B. Nash	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Investor on the Growth team
Alexander T. Norton	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2000; Executive Director; Investor on the Growth team
Jason C. Yeung, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Investor on the Growth team
Transamerica Concentrated Growth
Name	Sub-Adviser	Positions Over Past Five Years
Nicholas C. Haffenreffer	Torray LLC	Portfolio Manager of the fund since 2014; Portfolio Manager of the predecessor fund since 2010; Principal of Torray LLC since 2010; President of Torray Resolute, LLC (2014 to 2016); President of Resolute Capital Management LLC (1998 to 2010)
263

Transamerica Dividend Focused
Name	Sub-Adviser	Positions Over Past Five Years
Ray Nixon, Jr.	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Barrow, Hanley, Mewhinney & Strauss, LLC since 1994
Brian Quinn, CFA	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Barrow, Hanley, Mewhinney & Strauss, LLC since 2012; Equity Analyst (2005 – 2012)
Lewis Ropp	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Barrow, Hanley, Mewhinney & Strauss, LLC since 2011; Equity Analyst (2001 – 2011)
Transamerica Dynamic Allocation
Name	Sub-Adviser	Positions Over Past Five Years
Thomas Picciochi	QS Investors, LLC	Portfolio Manager of the fund since 2015; Head of Multi-Asset Portfolio Management Implementation at QS Investors, LLC since 2010; Senior Portfolio Manager for Deutsche Asset Management from 1999-2010
Ellen Tesler	QS Investors, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager at QS Investors, LLC since 2010; Portfolio Manager for Deutsche Asset Management from 2003-2010
Adam J. Petryk, CFA	QS Investors, LLC	Portfolio Manager of the fund since 2016; Head of Multi-Asset and Solutions at QS Investors, LLC since 2014; Chief Investment Officer for Batterymarch Financial Management, Inc. (“Batterymarch”) from 2012-2014; Deputy Chief Investment Officer and co-head of the Developed Markets investment team for Batterymarch from 2010-2012
S. Kenneth Leech	Western Asset Management Company	Portfolio Manager of the fund since 2015; Co-Chief Investment Officer with Western Asset Management Company since 1990
Prashant Chandran	Western Asset Management Company	Portfolio Manager of the fund since 2015; Global Head of Derivatives at Western Asset Management Company; Employed by Western Asset Management Company since 2005
Jim K. Huynh	Western Asset Management Company	Portfolio Manager of the fund since 2017; Portfolio Manager/Research Analyst at Western Asset Management Company; Employed by Western Asset Management Company since 2003
Transamerica Dynamic Income
Name	Sub-Adviser	Positions Over Past Five Years
Thomas Picciochi	QS Investors, LLC	Portfolio Manager of the fund since 2015; Head of Multi-Asset Portfolio Management Implementation at QS Investors, LLC since 2010; Senior Portfolio Manager for Deutsche Asset Management from 1999-2010
264

Name	Sub-Adviser	Positions Over Past Five Years
Ellen Tesler	QS Investors, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager at QS Investors, LLC since 2010; Portfolio Manager for Deutsche Asset Management from 2003-2010
Adam J. Petryk, CFA	QS Investors, LLC	Portfolio Manager of the fund since 2016; Head of Multi-Asset and Solutions at QS Investors, LLC since 2014; Chief Investment Officer for Batterymarch Financial Management, Inc. (“Batterymarch”) from 2012-2014; Deputy Chief Investment Officer and co-head of the Developed Markets investment team for Batterymarch from 2010-2012
Transamerica Emerging Markets Debt
Name	Sub-Adviser	Positions Over Past Five Years
Todd Howard, CFA	Logan Circle Partners, LP	Portfolio Manager of the fund since 2011; Employee of Logan Circle Partners, LP since 2007; Portfolio Manager for the Logan Circle international strategies
Scott Moses, CFA	Logan Circle Partners, LP	Portfolio Manager of the fund since 2011; Employee of Logan Circle Partners, LP since 2007; Portfolio Manager for the Logan Circle emerging markets fixed income strategies
Transamerica Emerging Markets Equity
Name	Sub-Adviser	Positions Over Past Five Years
David R. Vaughn, CFA	ClariVest Asset Management LLC	Portfolio Manager of the fund since 2012; founder and owner of ClariVest Asset Management LLC since 2006; primarily responsible for international, global and emerging market strategies
Stacey Nutt	ClariVest Asset Management LLC	Portfolio Manager of the fund since 2014; President and Chief Investment Officer of ClariVest Asset Management LLC; founder and owner of ClariVest Asset Management LLC since 2006
Alex Turner, CFA	ClariVest Asset Management LLC	Owner of ClariVest Asset Management LLC since 2015; Portfolio Manager of the fund since 2014; Assistant Portfolio Manager of the fund since 2012; joined ClariVest Asset Management LLC in 2008; Prior to 2008, Quantitative Analytic Specialist at Factset Research Systems, Inc.
Priyanshu Mutreja, CFA	ClariVest Asset Management LLC	Owner of ClariVest Asset Management LLC since 2015; Portfolio Manager of the fund since 2017; Assistant Portfolio Manager of the fund since 2014; joined ClariVest Asset Management LLC in 2009
Transamerica Event Driven
Name	Sub-Adviser	Positions Over Past Five Years
Odell Lambroza	Advent Capital Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager at Advent Capital Management, LLC since 2001
265

Name	Sub-Adviser	Positions Over Past Five Years
Tracy V. Maitland	Advent Capital Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager of Advent Capital Management, LLC since 1995
Transamerica Flexible Income
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Head of Investment Grade Credit
Jeremy Mead, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC from 1994-2010 and again since 2016; between tenures with Aegon USA Investment Management, LLC, advised individuals, families and small business as an Investment Advisor Representative
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004, Head of Leveraged Finance since 2014, Co-Head of Public Fixed Income since 2017 and Deputy Chief Investment Officer since 2018
Doug Weih, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009 and Co-Head of Public Fixed Income since 2017
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2005; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Transamerica Floating Rate
Name	Sub-Adviser	Positions Over Past Five Years
John F. Bailey, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager and Head of Leveraged Loans with Aegon USA Investment Management, LLC since 1997
Jason P. Felderman, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Aegon USA Investment Management, LLC since 2007
Zach Halstead	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2018; Portfolio Manager with Aegon USA Investment Management, LLC since 2016 and Credit Research Analyst from 2013-2016
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004, Head of Leveraged Finance since 2014, Co-Head of Public Fixed Income since 2017 and Deputy Chief Investment Officer since 2018
266

Transamerica Global Equity
Name	Sub-Adviser	Positions Over Past Five Years
David P. Harris, CFA	Rockefeller & Co., Inc.	Portfolio Manager of the fund since 2014; Portfolio Manager at Rockefeller & Co., Inc. since 1999
Jimmy C. Chang, CFA	Rockefeller & Co., Inc.	Portfolio Manager of the fund since 2014; Portfolio Manager at Rockefeller & Co., Inc. since 2004
Transamerica High Yield Bond
Name	Sub-Adviser	Positions Over Past Five Years
Kevin Bakker, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2007; Co-Head of High-Yield; Portfolio Manager with Aegon USA Investment Management, LLC since 2007; Senior Research Analyst 2003 – 2007
Benjamin D. Miller, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2006; Co-Head of High-Yield; Senior Research Analyst with Aegon USA Investment Management, LLC 1993 – 2006
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004, Head of Leveraged Finance since 2014, Co-Head of Public Fixed Income since 2017 and Deputy Chief Investment Officer since 2018
Derek Thoms	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager with Aegon USA Investment Management, LLC since 2015. High Yield Trader with Aegon USA Investment Management, LLC 2013 - 2015
Transamerica High Yield Muni
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Dalton	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2013; joined Belle Haven Investments, L.P. in 1996; Chief Executive Officer since 2002
Brian Steeves	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2018; joined Belle Haven Investments, L.P. in 2008
Transamerica Inflation Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
Robert A. Vanden Assem, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Employee of PineBridge Investments LLC since 2001; Managing Director and Head of Investment Grade Fixed Income
Gunter H. Seeger	PineBridge Investments LLC	Portfolio Manager of the fund since 2018; Employee of PineBridge Investments LLC since 2009; Senior Vice President, Senior Portfolio Manager and Research Analyst, U.S. Rates and Securitized Products
Roberto Coronado	PineBridge Investments LLC	Portfolio Manager of the fund since 2016; Employee of PineBridge Investments LLC since 2014; Senior Vice President and Senior Portfolio Manager of Investment Grade Fixed Income
267

Transamerica Intermediate Bond
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Head of Investment Grade Credit
Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2015, Portfolio Analyst since 2013 and Risk Analyst since 2007
Doug Weih, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009 and Co-Head of Public Fixed Income since 2017
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Transamerica Intermediate Muni
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Dalton	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2012; joined Belle Haven Investments, L.P. in 1996; Chief Executive Officer since 2002
Brian Steeves	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2012; joined Belle Haven Investments, L.P. in 2008
Transamerica International Equity
Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2011; Portfolio Manager of TS&W International Equity Portfolio from October 31, 2005 to February 28, 2011; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 1996
Transamerica International Growth
Name	Sub-Adviser	Positions Over Past Five Years
Alfred Li, CFA	Greystone Managed Investments Inc.	Portfolio Manager of the fund since 2018; employee of Greystone Managed Investments Inc. since 2006; Vice-President & Co-Lead, International Equity
Jeff Tiefenbach, CFA	Greystone Managed Investments Inc.	Portfolio Manager of the fund since 2018; employee of Greystone Managed Investments Inc. since 2005; Chief Investment Officer, Public Equities
268

Transamerica International Small Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 1996
Stedman D. Oakey, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2011 and International Research Analyst since 2005
Transamerica Large Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
John Levin	Levin Capital Strategies, L.P.	Portfolio Manager of the fund since 2012; Chief Executive Officer and Senior Portfolio Manager at Levin Capital Strategies, L.P. since 2006
Jack Murphy	Levin Capital Strategies, L.P.	Portfolio Manager of the fund since 2012; Porfolio Manager and Senior Securities Analyst at Levin Capital Strategies, L.P. since 2006
Transamerica Mid Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
Howard Aschwald, CFA	Quantum Capital Management	Portfolio Manager of the fund since 2013; Co- Founder, Chief Investment Officer & Director of Research with Quantum Capital Management since 1996
Timothy Chatard, CFA	Quantum Capital Management	Portfolio Manager of the fund since 2014; Employed with Quantum Capital Management since 2013 as part of the investment research team responsible for equity analysis in several economic sectors. Prior to joining Quantum Capital Management, he was an analyst at Morgan Stanley from 1991 to 1994; Portfolio Manager at Franklin Templeton Group from 1996 to 1999; Portfolio Manager at Sterling Johnston Capital Management from 1999 to 2009; and Portfolio Manager at Tano Capital from 2010 to 2013
Transamerica Mid Cap Value Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2014; Chief Investment Officer; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2001
Transamerica MLP & Energy Income
Name	Sub-Adviser	Positions Over Past Five Years
John C. Frey	Kayne Anderson Capital Advisors, L.P.	Portfolio Manager of the fund since 2013; Employed with Kayne Anderson Capital Advisors, L.P. since 1997 in various capacities, including portfolio manager, research analyst and controller
269

Transamerica Multi-Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
Michael O. Tempest	Alta Capital Management, LLC	Portfolio Manager of the fund since 2016; Managing Principal and Chief Investment Officer with Alta Capital Management, LLC since 1996
Melanie H. Peche, CFA	Alta Capital Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager and Principal with Alta Capital Management, LLC since 2009
Transamerica Multi-Managed Balanced
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Head of Investment Grade Credit
Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2015, Portfolio Analyst since 2013 and Risk Analyst since 2007
Doug Weih, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009 and Co-Head of Public Fixed Income since 2017
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Steven G. Lee	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2014; Employee of J.P. Morgan Investment Management Inc. since 2004; Managing Director; Portfolio Manager on the U.S. Disciplined Equity Team
Tim Snyder, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2013; Employee of J.P. Morgan Investment Management Inc. since 2003; Executive Director; Portfolio Manager on the U.S. Disciplined Equity Team; Specialties include Research Enhanced Index (REI) strategies
Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2011; Employee of J.P. Morgan Investment Management Inc. since 1991; Managing Director; Portfolio Manager on the U.S. Disciplined Equity Team; Specialties include Research Enhanced Index (REI) strategies
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Transamerica Multi-Manager Alternative Strategies Portfolio
Name	Sub-Adviser	Positions Over Past Five Years
Christopher Lvoff, CFA	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the fund since 2017; Managing Director, Senior Portfolio Manager, Global Portfolio Solution Group; employed with Goldman Sachs Asset Management, L.P. since 2007
Raymond Chan, CFA	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the fund since 2017; Managing Director, Senior Portfolio Manager, Global Portfolio Solution Group; employed with Goldman Sachs Asset Management, L.P. since 2004
Lucy Xin	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the fund since 2017; Vice President, Global Portfolio Solution Group; employed with Goldman Sachs Asset Management, L.P. since 2011
Transamerica Short-Term Bond
Name	Sub-Adviser	Positions Over Past Five Years
Norbert King	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2017, Investment Grade Trader since 2015 and Institutional Markets Analyst with Transamerica Stable Value Services since 2011
Glen Kneeland	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2006
Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Doug Weih, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with Aegon USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009 and Co-Head of Public Fixed Income since 2017
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Transamerica Small Cap Core
Name	Sub-Adviser	Positions Over Past Five Years
Eoin E. Middaugh, CFA	Systematic Financial Management, L.P.	Lead-Portfolio Manager of the fund since 2013; Employed by Systematic Financial Management, L.P. since 2002; Portfolio Manager since 2006; Managing Partner since 2010
D. Kevin McCreesh, CFA	Systematic Financial Management, L.P.	Co-Portfolio Manager of the fund since 2013; Managing Partner of Systematic Financial Management, L.P. since 1996
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Transamerica Small Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
W. Conrad Doenges	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2012; Portfolio Manager at Ranger Investment Management, L.P. since 2004
Andrew Hill	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2017; Sector Manager at Ranger Investment Management, L.P. since 2002
Joseph LaBate	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2017; Sector Manager at Ranger Investment Management, L.P. since 2002
Transamerica Small Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
David Hanna	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2007; Senior Vice President and Director of Institutional Portfolio Management
James W. Gaul, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2005; Vice President and Portfolio Manager.
Michael J. Vogelzang, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 1997; President and Chief Investment Officer.
Douglas A. Riley, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2002; Senior Vice President and Director of Growith Equity Investing.
Transamerica Small/Mid Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Kenneth Burgess, CFA	Systematic Financial Management, L.P.	Portfolio Manager of the fund since 2011; Managing Partner of Systematic Financial Management, L.P. since 1997, and employed with them since 1993; Specialties include cash flow analysis and small cap equities
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2016; Chief Investment Officer; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2001
Transamerica Strategic High Income
Name	Sub-Adviser	Positions Over Past Five Years
William M. Bellamy, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2014; Director of Income Strategies at Thompson, Siegel & Walmsley LLC since 2002
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Transamerica Unconstrained Bond
Name	Sub-Adviser	Positions Over Past Five Years
Michael J. Kelly, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 1999
Robert A. Vanden Assem, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 2001
Steven Oh, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 2000
Peter Hu, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 2006
Roberto Coronado	PineBridge Investments LLC	Portfolio Manager of the fund since 2016; Portfolio Manager at PineBridge Investments LLC since 2014
Transamerica US Growth
Name	Sub-Adviser	Positions Over Past Five Years
Mammen Chally, CFA	Wellington Management Company LLP	Lead Portfolio Manager of the fund since 2014; Senior Managing Director and Equity Portfolio Manager of Wellington Management Company LLP; joined the firm as an investment professional in 1994
David Siegle, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2017; Managing Director and Equity Research Analyst of Wellington Management Company LLP; joined the firm in 2001
Douglas McLane, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2017; Managing Director and Equity Research Analyst of Wellington Management Company LLP; joined the firm in 2011
Trustees’ Approval of Sub-Advisory Agreements
With the exception of Transamerica International Growth, a discussion regarding the Board of Trustees’ renewal of each fund’s investment sub-advisory agreement is available in each fund’s annual report for the fiscal year ended October 31, 2017. With respect to Transamerica International Growth, a discussion regarding the Board of Trustees’ approval of the fund’s investment sub-advisory agreement will be available in the fund’s semi-annual report for the six-month period ended April 30, 2018.
Disclosure of Portfolio Holdings
A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Funds website at www.transamerica.com.
Fund Expenses
During times of market volatility or decline, assets of your fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in your fund’s Annual Fund Operating Expenses table under “Fees and Expenses” in this prospectus.
The “Other expenses” items in the Annual Fund Operating Expenses table for your fund include fees for custodial, legal, transfer agency and sub-transfer agency services. “Other expenses” also include various other expenses applicable to each share class of your fund.
Sub-Transfer Agency Fees
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Advisor Class shares may pay sub-transfer agency fees of up to 0.20% to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The transfer agent may also use its available resources to pay for sub-transfer agency services for any share class.
How To Contact the Funds

•	Customer Service: 1-888-233-4339
•	Internet: www.transamerica.com
•	Fax: 1-888-329-4339

Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945
Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105
Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion. If you are eligible to purchase and do purchase Advisor Class Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Advisor Class shares.
Certain of the funds also offer other classes of shares in separate prospectuses.
Opening an Account

Eligible investors generally may open an account and purchase Advisor Class shares by contacting any broker, dealer or other financial service firm authorized to sell Advisor Class shares of the funds.
Federal regulations may require the fund to obtain, verify and record certain information from you and persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth (for an individual), permanent residential address or principal place of business and Social Security Number or Employer Identification Number. The fund may also ask to see other identifying documents. If you do not provide the information, the fund may not be able to open your account. Identifying information must be provided for each trader on an account. The fund may also place limits on account transactions while it is in the process of verifying your identity. If the fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the fund believes it has identified potentially criminal activity, the fund reserves the right to take action it deems appropriate or as required by law, which may include redeeming your shares and closing your account.
Additional shares may be purchased through a retirement plan’s administrator, record-keeper or financial service firm serving as an intermediary.
Minimum Investment
Advisor Class Shares:
Type of Account	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
Regular Accounts	$1000	$50
IRA, Roth IRA or Coverdell ESA	$1000	$50
Employer-sponsored Retirement Plans (includes 403(b), SEP and SIMPLE IRA plans)	$1000	$50
Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”)	$1000	$50
Payroll Deduction and Automatic Investment Plans	$ 500	$50*
*	Minimum monthly per fund account investment.
Note: Transamerica Funds reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Omnibus accounts maintained on behalf of certain 401(k) and other retirement plans are not subject to these account minimum requirements. The minimums may be waived for certain employer-sponsored retirement plans under which the employee limits his or her salary deferral purchase to one fund account. There are no minimums for
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“wrap” accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or Transamerica Capital, Inc., and for investments made by a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code.
Through an Authorized Dealer
•	The dealer is responsible for opening your account and providing Transamerica Funds with your taxpayer identification number.

Buying Shares

Transamerica Funds must receive your payment within three business days after your order is accepted.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege, without notice and regardless of size. Each fund reserves the right to discontinue offering any class of shares at any time, to liquidate any class of shares or merge any class of shares into another class of shares, or to cease investment operations entirely.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
Through an Authorized Dealer
•	If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.
By Wire Transfer
•	You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:
State Street Bank and Trust Company, Boston, MA, ABA#011000028 Credit: Transamerica Funds Acct #00418533 Ref: Shareholder name, Transamerica fund and account numbers.
•	Shares will be purchased at the next determined public offering price after receipt of your wire if you have supplied all other required information.
Other Information
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order, including, but not limited to, any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer.
Selling Shares

Shares may be sold (or “redeemed”) on any day the New York Stock Exchange is open for business. Proceeds from the redemption of shares will normally be sent to redeeming shareholders within three business days after receipt of a redemption request in good order, but in any event within seven days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, Transamerica Funds may postpone payment under certain circumstances, such as when the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC or authorized by law.
Shares are redeemed at NAV.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.
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To request your redemption and receive payment:
Through an Authorized Dealer
•	You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.
Please see additional information relating to original signature guarantee later in this prospectus.
Involuntary Redemptions
Each fund reserves the right, to the fullest extent permitted by law, to close your account if the account value falls below the fund’s minimum account balance, including solely due to declines in NAV, or you are deemed to engage in activities that are illegal (such as late trading), activity that is believed to be detrimental to the fund (such as market timing), or other potential criminal or fraudulent activity.
Exchanging Shares

•	You can exchange shares in one fund for shares in the same class of another fund.
•	An exchange is treated as a redemption of a fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus for that fund carefully.
•	In certain circumstances, shares of one class of a fund may also be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information.
•	Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days’ written notice.
•	Transamerica Funds reserves the right to deny any exchange request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.
•	An exchange of shares in one fund for shares of another fund is considered a redemption followed by a purchase and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should consult your tax advisor before making an exchange.
Converting Shares
If you hold Class A shares that are subject to a waiver of the applicable front-end sales charge and you are eligible to purchase Advisor Class shares, you may be eligible to convert your shares to Advisor Class shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc. to permit or reject such a conversion. Please contact your financial adviser or Customer Service for conversion instructions.
A conversion between share classes of the same fund is a nontaxable event.
If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.
Choosing a Share Class

When a purchaser acquires shares through a dealer or other financial intermediary, he/she must inform his/her dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A or Class T shares of the funds that the purchaser has, directly with Transamerica Funds, or through other accounts with dealers or financial intermediaries. To substantiate a claim, it may be necessary for a purchaser to provide TFS or his/her dealer or other financial intermediary information or records regarding shares of Transamerica Funds held in all accounts (e.g., retirement plan accounts) of the purchaser directly with Transamerica Funds or with one or several dealers or other financial intermediaries, including to substantiate “rights of accumulation” accounts held by a spouse and children under age 21.
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Features and Policies

Customer Service
Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamerica.com.
You may also send instructions by mail, by fax, or by using our automated phone system at 1-888-233-4339.
Uncashed Checks Issued on Your Account
If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the NAV next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the original funds that you held, for example, if a fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in Transamerica Government Money Market.
Minimum Dividend Check Amounts
To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.
Minimum Account Balance
Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:
Account Balance (per fund account)	Fee Assessment (per fund account)
If your balance is below $1,000 per fund account, including solely due to declines in NAV	$25 annual fee assessed, until balance reaches $1,000
No fees will be charged on:
•	accounts opened within the preceding 12 months
•	accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)
•	accounts owned by an individual that, when combined by Social Security Number, have a balance of $5,000 or more
•	accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more
•	accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements
•	UTMA/UGMA accounts (held at Transamerica Funds)
•	UMB Bank, N.A. Custodial Accounts (held at Transamerica Funds)
•	Coverdell ESA accounts (held at Transamerica Funds)
•	Omnibus and Network Level 3 accounts
Professional Fees
Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.
Signature Guarantee
An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. For certain requests, a notary may be accepted.
An original signature guarantee is typically required if any of the following is applicable:
•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
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•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.
•	You would like your redemption proceeds wired to a bank account other than a bank account of record.
•	You are adding or removing a shareholder from an account.
•	You are changing ownership of an account.
•	When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.
•	Transactions requiring supporting legal documentation.
The funds reserve the right to require an original signature guarantee or a notary under other circumstances or to reject or delay a redemption on certain legal grounds.
An original signature guarantee or notary may be refused if any of the following is applicable:
•	It does not appear valid or in good form.
•	The transaction amount exceeds the surety bond limit of the signature guarantee.
•	The guarantee stamp has been reported as stolen, missing or counterfeit.
Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee with prior approval from Transamerica. Contact Transamerica for additional details.
Note:  For certain maintenance and non-financial requests, Transamerica Funds may require a Signature Validation Program Stamp for your protection. When an institution provides a Signature Validation Program Stamp, it assures Transamerica Funds that the signature and instructions are yours and that you have the authority to provide the instruction(s) contained within the request.
Electronic Signatures
Transamerica may accept electronic signatures in certain circumstances. Please contact Customer Service (1-888-233-4339) to see if you are eligible for this feature.
Paperless Legal Program
Transamerica may accept requests to transfer or redeem accounts having an original signature guarantee without the necessity to include additional legal documentation. The shareholder should contact their signature guarantor regarding all documentation that may be required to obtain an original signature guarantee.
E-Mail Communication
As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all account specific requests be submitted only via telephone, mail or fax.
Right to Terminate or Suspend Account Privileges
The fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the fund’s policy to detect and deter frequent purchases, redemptions and exchanges, the fund may review and consider the history of frequent trading activity in all accounts in the Transamerica Funds known to be under common ownership or control. The fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the fund determines, in the exercise of its discretion, has engaged in such trading activity.
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.
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The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.
While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements.
The funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by the capabilities of operational and information systems. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.
Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.
Additional Information
This prospectus and the SAI provide information concerning the funds that you should consider in determining whether to purchase shares of a fund. A fund may make changes to this information from time to time. Each fund’s investment objective may be changed by the Board without shareholder approval. Each fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the SAI.
A fund that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities suggested by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights of any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
The funds enter into contractual arrangements with various parties, including the funds’ investment manager, who provides services to the funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
To the extent authorized by law, the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for customers, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us. Individual states may have their own requirements. For more information regarding escheatment and unclaimed property in your state, ask your salesperson or visit your financial intermediary’s website.
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the funds until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the transaction amount (in dollars, shares or percentage terms); the names, fund and account number(s) and allocations to and/or from the fund accounts affected by the requested transaction; the signatures of all owners (exactly as registered on the account) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents and signature guarantees. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect any purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we
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reserve the right to change or waive any good order requirements at any time. “Received” or receipt in good order generally means that everything necessary must be received by the funds, at our mailing address specified in this prospectus. We reserve the right to reject electronic transactions that do not meet our requirements.
Pricing of Shares

How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of all funds (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus any applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the Asset Allocation Funds are received and accepted. For purchases of shares of the Asset Allocation Funds through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Asset Allocation Funds.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are
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converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
Distribution of Shares

Distributor
Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202 underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. TCI is an affiliate of the investment manager and the funds.
Other Distribution and Service Arrangements
TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.
TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of the funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, the funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.
TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to unaffiliated brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related distribution or shareholder servicing activities. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the funds.
Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or fund shareholders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a fund on a sales list or mutual fund trading platform, including a preferred or select sales list or trading platform, in other sales programs, or as an expense reimbursement or compensation in cases
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where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI, TAM and the other parties making these payments generally assess the advisability of continuing making these payments periodically.
These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation based on sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales for a particular period; (ii) as a percentage of gross or net assets under management; (iii) as a fixed or negotiated flat fee dollar amount; or (iv) based on a combination of any of these methods. These payments are made on a periodic basis, such as monthly or quarterly. During 2017, in general, payments calculated as a percentage of sales ranged from 10 basis points (0.10%) to 45 basis points (0.45%), payments calculated as a percentage of assets under management ranged from 3 basis point (0.03%) to 15 basis points (0.15%), and flat annual fees ranged from $50,000 to $500,000, which included at times payments for a series of meetings and/or events of other broker-dealers and banks.
As of December 31, 2017, TCI had revenue sharing agreements with approximately 50 brokers and other financial intermediaries. Some of the most significant intermediaries were: Ameriprise Financial Services, Inc.; AXA Advisors, LLC; Centaurus Financial, Inc.; Cetera Financial Group; Morgan Stanley Wealth Management; Hantz Financial Services, Inc.; LPL Financial; National Planning Holdings; Raymond James and Associates; Raymond James Financial Services; UBS Financial Services, Inc.; US Bancorp Investments, Inc.; and Wells Fargo Advisors, LLC. For the calendar year ended December 31, 2017, TCI paid approximately $29 million to various brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2018, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.
For the same period, TCI received revenue sharing payments totaling approximately $2.9 million from various financial services firms for their participation in functions, events and meetings sponsored by TCI. Some of the most significant firms were: American Century; American Funds; Aegon USA Investment Management, LLC; Barrow, Hanley, Mewhinney & Strauss, LLC; Belle Haven Investments L.P.; BlackRock Investment Management, LLC; Fidelity Investments; Franklin Templeton; Janus Capital Management LLC; JP Morgan Asset Management; Kayne Anderson Capital Advisors L.P.; Legg Mason Global Asset Allocation, LLC; MFS Investment Management; Milliman Financial Risk Management LLC; Morgan Stanley Investment Management; Morningstar Investment Management LLC; OppenheimerFunds, Inc.; Pacific Investment Management Company LLC; PineBridge Investments LLC; Pioneer Investments; RidgeWorth; Rockefeller & Co, Inc.; Schroder Investment Management; Systematic Financial Management L.P.; Thompson, Siegel & Walmsley LLC; Vanguard; and Wellington Management Company LLP.
As of December 31, 2017, TAM made revenue sharing payments to approximately six financial intermediaries with respect to the funds, the most sizeable of which were to TCI and Transamerica Retirement Solutions Corporation. For the same period, TAM did not receive any revenue sharing payments from financial services firms.
TAM also serves as investment manager to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates make revenue sharing payments to, or receive revenue sharing payments from, affiliates of certain underlying unaffiliated funds within Transamerica insurance products for the provision of services to investors and distribution activities. These amounts are in addition to any revenue sharing programs described above with respect to mutual fund distributors. A financial intermediary may receive both mutual fund-related and insurance-related revenue sharing payments.
In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)
From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also, to the extent permitted by applicable law, pay non-cash compensation or revenue sharing to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) ad hoc sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law. TCI and TAM may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries. Such non-cash compensation is in addition to the overall revenue sharing arrangements described above.
The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.
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Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this prospectus and the SAI. A shareholder should ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates and fund sub-advisers to the extent the payments result in more assets being invested in the funds on which fees are being charged.
Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment manager or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.
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Distributions and Taxes

Dividends and Distributions
Each fund intends to distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. Each fund generally pays any distributions of net capital gains annually.
Each fund generally pays any dividends from net investment income annually.
If necessary, each fund may make distributions at other times as well.
Taxes on Distributions in General
A fund will not generally have to pay income tax on amounts it distributes to shareholders. Shareholders will generally be taxed on distributions (other than exempt-interest dividends paid by Transamerica Intermediate Muni and Transamerica High Yield Muni and any distributions treated as a return of capital), whether such distributions are paid in cash or reinvested in additional shares.
The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:
•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains, generally at rates of up to 20%, regardless of how long the shareholders have held their shares.
•	Distributions reported as paid from a fund’s “qualified dividend income” may be taxable to shareholders as qualified dividend income at rates of up to 20%. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order for the shareholder to obtain the benefit of the tax rates applicable to qualified dividend income.
•	Distributions from tax-exempt interest income earned by Transamerica Intermediate Muni and Transamerica High Yield Muni, called “exempt-interest dividends,” are exempt from regular federal income tax and, in general, are not tax preference items for purposes of the federal alternative minimum tax (the “AMT”).
•	Distributions in excess of a fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss) that will be recognized on a subsequent sale or exchange of the shares.
•	Other distributions generally will be taxed at ordinary income tax rates.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends (other than exempt-interest dividends), interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
If a fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.
Each fund in which you invest will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of a fund shortly before it makes a taxable distribution (other than regular monthly distributions paid by Transamerica Floating Rate or Transamerica Short-Term Bond), the distribution will be generally taxable to you even though it may effectively represent a return of a portion of your investment. This is known as “buying a dividend.”
Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income, even if the distribution is wholly or partly attributable to exempt-interest dividends received by the tax-deferred account. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.
Funds that invest in other funds (“asset allocation funds”) may recognize income on distributions from underlying funds in which they invest and may also recognize gains and losses if they redeem or sell shares in underlying funds. Distributions of net capital gains or qualified dividend income of either the asset allocation funds or underlying funds will generally be taxed at long-term capital gain
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rates of up to 20% when distributed to noncorporate shareholders of the asset allocation funds. Other distributions, including short-term capital gains, generally will be taxed as ordinary income. The structure of such asset allocation funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.
Taxes on the Sale or Exchange of Shares
If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.
Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.
Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.
Withholding Taxes
A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you (including exempt-interest dividends) if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (the “IRS”) that you are subject to backup withholding.
The backup withholding rate is currently 24%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.
Non-Resident Alien Withholding
Dividends and certain other payments (but not distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. The 30% withholding described in this paragraph will not be imposed on any dividends reported as interest-related dividends or as short-term capital gain dividends. Each fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty.
If you are a Non-U.S. Person, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Additionally, those shareholders will need to provide an appropriate tax form (e.g., Form W-8BEN) and documentary evidence and letter of explanation.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions (but not distributions of exempt-interest dividends) payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a fund. More information is provided in the SAI of the funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the funds.
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List and Description of Certain Underlying Funds

This section lists the underlying funds in which some or all of the Asset Allocation Funds may invest and describes those that are not otherwise discussed in this prospectus. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying funds is contained in these underlying funds’ prospectuses, available at www.transamerica.com.
Fund Name	Transamerica Asset Allocation-Conservative Portfolio	Transamerica Asset Allocation-Growth Portfolio	Transamerica Asset Allocation-Moderate Growth Portfolio	Transamerica Asset Allocation-Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Bond	X		X	X	X
Transamerica Capital Growth	X	X	X	X	X
Transamerica Concentrated Growth	X	X	X	X	X
Transamerica Core Bond	X		X	X	X
Transamerica Developing Markets Equity	X	X	X	X	X
Transamerica Dividend Focused	X	X	X	X	X
Transamerica Emerging Markets Debt	X		X	X	X
Transamerica Emerging Markets Equity	X	X	X	X	X
Transamerica Event Driven	X	X	X	X	X
Transamerica Flexible Income	X		X	X	X
Transamerica Floating Rate	X		X	X	X
Transamerica Global Equity	X	X	X	X	X
Transamerica Global Multifactor Macro	X	X	X	X	X
Transamerica Global Real Estate Securities	X	X	X	X	X
Transamerica Government Money Market	X	X	X	X	X
Transamerica Growth	X	X	X	X	X
Transamerica High Yield Bond	X		X	X	X
Transamerica High Yield Muni	X	X	X	X	X
Transamerica Inflation Opportunities	X		X	X	X
Transamerica Intermediate Bond	X		X	X	X
Transamerica Intermediate Muni	X	X	X	X	X
Transamerica International Equity	X	X	X	X	X
Transamerica International Growth	X	X	X	X	X
Transamerica International Small Cap	X	X	X	X	X
Transamerica International Small Cap Value	X	X	X	X	X
Transamerica Large Cap Value	X	X	X	X	X
Transamerica Long/Short Strategy	X	X	X	X	X
Transamerica Managed Futures Strategy	X	X	X	X	X
Transamerica Mid Cap Growth	X	X	X	X	X
Transamerica Mid Cap Value	X	X	X	X	X
Transamerica Mid Cap Value Opportunities	X	X	X	X	X
Transamerica MLP & Energy Income	X	X	X	X	X
Transamerica Multi-Cap Growth	X	X	X	X	X
Transamerica Multi-Managed Balanced	X	X	X	X	X
Transamerica Short-Term Bond	X		X	X	X
Transamerica Small Cap Core	X	X	X	X	X
Transamerica Small Cap Growth	X	X	X	X	X
Transamerica Small Cap Value	X	X	X	X	X
Transamerica Small/Mid Cap Value	X	X	X	X	X
Transamerica Strategic High Income	X		X	X	X
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Fund Name	Transamerica Asset Allocation-Conservative Portfolio	Transamerica Asset Allocation-Growth Portfolio	Transamerica Asset Allocation-Moderate Growth Portfolio	Transamerica Asset Allocation-Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Total Return	X		X	X	X
Transamerica Unconstrained Bond	X		X	X	X
Transamerica US Growth	X	X	X	X	X
Transamerica Bond
Principal Investment Strategies: The fund’s sub-adviser, Loomis, Sayles & Company, L.P. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund invests primarily in investment grade fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in equity securities, such as common stocks and preferred stocks (with up to 10% of its assets in common stocks). The fund may invest in fixed-income securities of any maturity. The fund may also invest up to 10% of its assets in bank loans, which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. The fund may invest any portion of its assets in securities of Canadian issuers (denominated in any currency) and up to 20% of its assets in other foreign securities (excluding Canadian dollar denominated securities), including emerging market securities. The fund may invest without limit in obligations of supranational entities (e.g., the World Bank). The fixed-income securities in which the fund may invest include without limitation: corporate securities, U.S. government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, foreign currency denominated securities, asset-backed securities, when issued securities, real estate investment trusts (“REITs”), Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The fund may engage in options and futures transactions, foreign currency hedging transactions and swap transactions.
The fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators. Structured notes can be used to increase a fund’s exposure to changes in the value of assets or to hedge the risks of other investments that a fund holds.
Transamerica Core Bond
Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds, including (without limitation):
•	U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
•	Medium- to high-quality corporate bonds
•	Mortgage-backed securities, including U.S. agency and non-agency pass through and collateralized mortgage obligations (“CMOs”)
•	Asset-backed securities
•	Commercial mortgage-backed securities (“CMBS”)
Generally, such bonds will have intermediate to long maturities.
To a lesser extent, the fund may invest in:
•	U.S. dollar-denominated foreign bonds
•	Short-term securities, including agency discount notes, commercial paper and money market funds
The fund may invest in bonds and other debt securities that are rated in the lowest investment grade category (commonly known as “junk” bonds). The fund’s average weighted maturity will ordinarily range between four and 12 years. The sub-adviser analyzes four major factors in managing and constructing the fund’s portfolio: duration, market sector, maturity concentrations and individual securities. The sub-adviser looks for market sectors and individual securities that it believes will perform well over time. The sub-adviser is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. The fund may use futures contracts, options, swaps and other derivatives as tools in the management of fund assets. The fund may use derivatives as a substitute for various investments, to alter the investment characteristics of the fund, for risk management and/or to increase income or gain to the fund.
Transamerica Developing Markets Equity
Principal Investment Strategies: The fund’s sub-adviser, OppenheimerFunds, Inc. (the “sub-adviser”), mainly invests in common stocks of issuers in developing and emerging markets throughout the world. The sub-adviser invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that
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are economically tied to one or more emerging market countries. The fund will normally invest in at least three different emerging market countries. The fund may have significant investments in one or more countries. The fund can (but is not required to) invest up to 100% of its total assets in foreign securities. The fund focuses on companies with above-average earnings growth.
In selecting investments for the fund, the sub-adviser evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record, and capital structure, operations, product development, and competitive position in its industry. The sub-adviser also looks for newer or established businesses that are entering into a growth cycle, have the potential for accelerating earnings growth or cash flow, and possess reasonable valuations. The sub-adviser considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The sub-adviser may invest in growth companies of different capitalization ranges in any developing market country. This may include small, unseasoned companies. The sub-adviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.
In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries and stock markets with similar characteristics. For purposes of the fund’s investments, a determination that an issuer is economically tied to a developing market country is based on factors including, but not limited to, geographic location of its primary trading markets, location of its assets, its domicile or its principal offices, or whether it receives revenues from a developing market. Such a determination can also be based, in whole or in part, on inclusion of an issuer or its securities in an Index representative of developing or emerging markets.
The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.
The fund may purchase American Depositary Shares (“ADSs”) as part of American Depositary Receipt (“ADR”) issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks that apply to foreign securities traded and held abroad.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Transamerica Global Multifactor Macro
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC (the “sub-adviser”), pursues the fund’s investment objective by investing globally across a wide range of asset classes, including equities, fixed income, currencies and commodities. The fund may take both “long” and “short” positions in each of the asset classes using derivative instruments. The sub-adviser generally expects that the fund will have exposure in long and short positions across four major asset classes (commodities, currencies, fixed income and equities), but at any one time the fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
The fund obtains exposure to asset classes primarily through derivative instruments, such as forwards and futures contracts, options and swaps, including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures, equity swaps, options, global developed and emerging market currency forwards and futures, commodity futures and swaps, global developed and emerging market fixed income futures, and bond and interest rate futures and swaps (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments. The fund may also gain asset class exposures through direct investments.
The fund has the flexibility to shift its allocation across asset classes and markets around the world, including emerging markets, based on the sub-adviser’s assessment of their relative attractiveness. Under normal market conditions, the fund invests at least 40% of its assets (or, if conditions are not favorable, at least 30% of its assets) outside of the U.S. through direct investments, the Instruments or depositary receipts (“Foreign Securities”). The fund’s portfolio normally will be composed of investments that are economically tied to no less than three different countries, including the United States. Foreign Securities may include foreign currencies and interest rates, sovereign debt, equity indices representing countries other than the United States and through exposure to companies (i) organized or located outside the United States, (ii) whose primary trading market is located outside the United States or (iii) doing a substantial amount of business outside the United States, which the fund considers as a company that derives at least 50% of its revenue from business outside the United States or has at least 50% of its assets outside the United States.
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The sub-adviser allocates among the different asset classes based on their assessed contribution to the fund’s risk budget—i.e., the targeted level of risk or volatility. The allocation process allows the sub-adviser to make tactical risk adjustments while maintaining long-term strategic risk weights. Within each asset class, approximately 50% of the fund’s target risk is expected to be allocated based on the macroeconomic indicators, and the remaining 50% of target risk is expected to be allocated based on the value, momentum, and carry indicators discussed below. These relative weights, and the relative weights to each of the value, momentum and carry indicators, can vary depending on market conditions.
The sub-adviser will use quantitative and qualitative methods to assess the level of risk (i.e., volatility of return) for the fund. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The sub-adviser, on average, will target an annualized volatility level for the fund of 8%. The sub-adviser expects that the fund’s targeted annualized forecasted volatility will typically range between 4% and 12%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
The fund may take a long or short position in an Instrument. The owner/holder of a “long” position in an Instrument will benefit from an increase in the price of the underlying security or instrument. The owner/holder of a “short” position in an Instrument will benefit from a decrease in the price of the underlying security or instrument. The fund goes long Instruments deemed overall attractive, and short Instruments deemed overall unattractive. When there is strong agreement among the indicators of attractiveness discussed below, the long or short position in an Instrument or asset class will generally be given a greater weighting in the portfolio, while conflicting indicators will generally result in a lesser weighting. Individual investments are bought or sold in accordance with periodic re-ranking and rebalancing, the frequency of which is expected to vary depending on the sub-adviser’s assessment of the investment’s attractiveness and global market conditions.
The sub-adviser uses a bottom up systematic process that considers four primary indicators of attractiveness in determining whether to take a long and/or short position in an asset class through a direct investment or an Instrument: macroeconomic data, value, momentum, and carry.
Macroeconomic Data: The sub-adviser seeks to evaluate the impact of macroeconomic news and macroeconomic trends on the attractiveness of Instruments and asset classes around the world. Macroeconomic themes considered include, but are not limited to, business cycles, international trade, monetary policy, investor sentiment and asset-specific fundamentals.
The evaluation of macroeconomic attractiveness includes both quantitative and qualitative components.
•	Quantitative analysis measures an Instrument’s attractiveness based on the current level and historical evolution of key macroeconomic measures. These measures include, but are not limited to, growth and inflation forecasts, demand for exports, central bank actions and equity market performance.
•	Qualitative input adds a perspective not available through quantitative analysis. These considerations include, but are not limited to, the sub-adviser’s assessment of fiscal and monetary policy, trade policy, geo-political risks and supply and demand conditions.
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The fund will seek to buy assets that are cheap and sell those that are expensive relative to similar investments globally and relative to their historical averages. Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term, seeking to capture the tendency that an asset’s recent performance will continue in the near future. The fund will seek to buy assets that recently outperformed and sell those that recently underperformed relative to similar investments globally and relative to their historical averages. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The fund will seek to buy high-yielding assets and sell low-yielding assets relative to similar investments globally and relative to their historical averages. An example of carry measures includes using interest rates to select currencies and bonds.
The sub-adviser generally expects that the fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets over any given market cycle; however, the fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.
A significant portion of the fund’s assets may be invested directly or indirectly in short-term investments, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to
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maturity. These cash or cash equivalent holdings serve as collateral for the positions the fund takes and also earn income for the fund. While the fund normally does not engage in any direct borrowing, leverage is implicit in the futures and other derivatives it trades. The fund’s returns may be volatile due to the significant use of Instruments that have a leveraging effect.
The fund generally intends to gain exposure to commodities by investing up to 25% of its total assets in the Subsidiary. The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities, commodity index-linked securities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary may also invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for its derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. The Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in derivatives that are applicable to the fund’s transactions in derivatives.
The fund may invest in exchange traded funds or exchange traded notes.
The fund is non-diversified.
Transamerica Global Real Estate Securities
Principal Investment Strategies: Under normal conditions, the fund’s sub-adviser, CBRE Clarion Securities LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are principally engaged in the real estate industry. The sub-adviser considers issuers principally engaged in the real estate industry to be companies that derive their intrinsic value from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities. Under normal market conditions, the fund invests at least 40% of its assets (or, if conditions are not favorable, at least 30% of its assets) in non-U.S. issuers directly or through depositary receipts. The fund's portfolio normally will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. As a general matter, the sub-adviser intends to invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”).
The sub-adviser may engage in frequent and active trading of fund investments to achieve the fund’s investment objective. The fund does not directly invest in real estate.
This fund is non-diversified.
Transamerica Government Money Market
Principal Investment Strategies: The fund is a government money market fund. The fund seeks to maintain a stable net asset value of $1.00 per share by investing in:
•	High-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
•	repurchase agreements that are fully collateralized by U.S. government securities or cash; and
•	cash.
The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the fund's total assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized as described above. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities. U.S. government securities in which the fund may invest include obligations of, or guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by Ginnie Mae. A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks. A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac.
The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
In managing the fund’s assets, the sub-adviser starts with a global “top down” analysis and then considers various fundamental factors, such as creditworthiness, duration, yield, interest rate and liquidity.
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The fund invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by the fund’s sub-adviser. Where required by applicable regulations, the fund’s sub-adviser or Board of Trustees will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average fund maturity of 60 days or less.
The fund may invest in other government money market funds to the extent permitted by law.
As prevailing market conditions warrant, and at the discretion of the sub-adviser, the fund may hold cash uninvested and, if so, may be subject to risk with respect to the depository institution holding the cash. Cash assets are not income-generating and would impact the fund’s current yield.
If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the sub-adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Transamerica Growth
Principal Investment Strategies: The fund’s sub-adviser, Jennison Associates LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the fund’s total assets in equity and equity-related securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.
The sub-adviser uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macro-economic factors, in seeking to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.
The fund may invest up to 20% of its assets in the securities of foreign issuers, of which 10% may be invested in emerging markets issuers.
Transamerica International Small Cap
Principal Investment Strategies: The fund’s sub-adviser, Schroder Investment Management North America Inc. (the “sub-adviser”), together with its affiliate, Schroder Investment Management North America Limited, under normal circumstances, invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies (currently considered by the sub-adviser to be those with market capitalizations, based on the number of shares readily available in the market, of $5 billion or less at the time of investment) that it believes offer the potential for capital appreciation. The fund primarily invests in equity securities of small-cap companies located outside the United States (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)).
The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors. The sub-adviser generally sells a security when its market price approaches the sub-adviser’s estimate of fair value or when the sub-adviser identifies a significantly more attractive investment candidate. The fund generally emphasizes developed markets in Europe and the Pacific, with a limited allocation to emerging markets. Stocks of emerging market countries can be substantially more volatile and substantially less liquid than those of both U.S. and more developed foreign markets.
The fund may invest in preferred stocks and closed-end investment companies that invest primarily in foreign securities. The fund may also invest in convertible securities and warrants. The fund may invest, to a limited extent, in derivatives. Investments in derivatives may subject the fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The fund does not intend to use derivatives for speculation or for the purpose of leveraging, or magnifying, investment returns.
The fund may enter into forward foreign currency exchange contracts, which are a type of derivative contract.
Transamerica Long/Short Strategy
Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), employs a long-short equity strategy by investing the fund’s assets in long and short positions in equity securities selected from a universe of mid- to large capitalization stocks. The equity securities will have market characteristics and capitalizations similar to those included in the Russell 1000® Index1 and/or the S&P 500® at the time of purchase. In implementing its strategy, the fund invests primarily in common stocks, real estate investment trusts (“REITs”) and depositary receipts. The fund may also invest, long or short, in stocks of small capitalization companies.
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The fund purchases securities that the sub-adviser believes are undervalued and sells short securities that the sub-adviser believes are overvalued. The fund’s net equity market exposure will typically range from approximately 20% to 40%; however, in response to market conditions, the fund may adjust its equity market exposure. Under normal market conditions, the fund’s net long equity market exposure will not exceed 60% and its net short equity market exposure will not exceed 20%. Further, the fund’s gross equity market exposure is limited to 200%. The fund may hold a substantial portion of its total assets in cash when it holds significant short positions. By taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.
Selling stocks short allows the fund to more fully exploit insights into stocks that the fund’s sub-adviser expects to underperform. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund.
On behalf of the fund, the sub-adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis for its decisions. In general, the sub-adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued.
Transamerica Managed Futures Strategy
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC (the “sub-adviser”), invests the fund’s assets primarily in a portfolio of futures contracts, futures-related instruments, forwards and swaps. The fund’s universe of investments currently includes more than 100 global developed and emerging market exchange-traded futures, futures-related instruments, forward contracts and swaps across four major asset classes (commodities, currencies, fixed-income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time.
Generally, the fund invests in futures contracts, futures-related instruments, forwards and swaps, and may include, but will not be limited to, global equity index futures, swaps on equity index futures and equity swaps, global currency forwards and futures, commodity futures, commodity swaps, global interest rate and bond futures and swaps (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments. There are no geographic limits on the market exposure of the fund’s assets. This flexibility allows the sub-adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the fund’s ability to meet its objective. The fund may also invest in exchange traded funds or exchange traded notes through which the fund can participate in the performance of one or more Instruments. The fund may also take a short position in a derivative instrument such as a future, forward or swap.
The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. In addition, the Subsidiary may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.
The fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The sub-adviser uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity Instruments. Once a trend is determined, the fund will take either a long or short position in the given Instrument. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying security or instrument. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying security or instrument. The size of the position taken will relate to the sub-adviser’s systematic assessment of the trend and its likelihood of continuing as well as the sub-adviser’s estimate of the Instrument’s risk. The sub-adviser generally expects that the fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class. The fund may take a short position in a derivative instrument, such as a future, forward or swap. The fund may enter into derivatives transactions, including swap agreements or taking short positions in futures contracts, which have similar economic effects as short sales.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class
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underlying an Instrument and results in increased volatility, which means the fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s NAV to be volatile. For example, if the sub-adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the fund will be magnified; however, if that investment decreases in value, the loss to the fund will be magnified. A decline in the fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the fund’s use of Instruments providing enhanced exposure will enable the fund to achieve its investment objective.
The sub-adviser will primarily use quantitative methods to assess the level of risk (i.e., volatility of return) for the fund. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The sub-adviser, on average, will target an annualized volatility level for the fund of 10%. The sub-adviser expects that the fund’s targeted annualized forecasted volatility will typically range between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the fund’s strategy, the fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the fund’s ability to use leverage; however, the fund is not subject to any additional limitations on its net long and short exposures. For example, the fund, on average, could hold instruments that provide three to four times the net return of a broad or narrow-based securities index. When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%).
A significant portion of the assets of the fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the fund takes and also earn income for the fund.
This fund is non-diversified.
Transamerica Mid Cap Value
Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the date of the last reconstitution of the Russell Midcap® Value Index on June 23, 2017, the market capitalizations of the companies in the index ranged from $1.70 billion to $31.28 billion. The fund will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The fund may also invest up to 15% of its net assets in real estate investment trusts (“REITs”). Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater.
The sub-adviser may use derivatives, including futures contracts, covered call options, options on futures contracts and stock index futures and options, for the purpose of remaining fully invested, equitizing cash, reducing transaction costs or managing interest rate risk.
Transamerica Total Return
Principal Investment Strategies: The fund’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the fund’s total assets in fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average duration of the fund normally varies within two years (plus or minus) of the duration of the Bloomberg Barclays US Aggregate Bond Index, as calculated by the sub-adviser, which as of December 31, 2017, was 5.57 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates.
The sub-adviser invests the fund’s assets primarily in investment grade debt securities, but may invest up to 20% of the fund’s total assets in high yield securities rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by the sub-adviser to be of comparable quality (except that within such 20% limitation, the fund may invest in mortgage-related securities rated below B). The sub-adviser may invest up to 30% of the fund’s total assets in securities denominated in foreign currencies, and may invest beyond this
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limit in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund’s total assets. The fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis.
The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the fund consists of income earned on the fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.
Except as noted below, each fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, each fund may take temporary defensive positions in cash and short-term debt securities without limit. Although a fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that a fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Principal Risks of the Underlying Funds
Underlying Fund Name
Principal Risks	Transamerica Bond	Transamerica Core Bond	Transamerica Developing Markets Equity	Transamerica Global Multifactor Macro	Transamerica Global Real Estate Securities
Active Trading				X	X
Aggressive Investment			X	X
Bank Obligations	X
CFTC Regulation				X
China A-Shares			X
Commodities and Commodity-Related Securities				X
Convertible Securities	X				X
Counterparty	X	X		X	X
Credit	X	X		X
Currency	X	X	X	X	X
Currency Hedging	X
Depository Receipts			X	X	X
Derivatives	X	X		X
Emerging Markets	X		X	X	X
Equity Securities			X	X	X
Exchange-Traded Notes				X
Extension	X	X		X	X
Fixed-Income Securities	X	X		X	X
Focused Investing			X		X
Foreign Investments	X	X	X	X	X
Growth Stocks			X
Hedging				X
High-Yield Debt Securities	X
Industry Concentration					X
Interest Rate	X	X		X
Investment Companies				X
Legal and Regulatory	X	X	X	X	X
Leveraging	X	X		X
Liquidity	X	X	X	X
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Underlying Fund Name
Principal Risks	Transamerica Bond	Transamerica Core Bond	Transamerica Developing Markets Equity	Transamerica Global Multifactor Macro	Transamerica Global Real Estate Securities
Management	X	X	X	X	X
Market	X	X	X	X	X
Model and Data				X
Momentum Style				X
Mortgage-Related and Asset-Backed Securities	X	X			X
Non-Diversification				X	X
Prepayment or Call	X	X		X	X
Real Estate Securities					X
REITs	X				X
Repurchase Agreements	X
Rule 144A and Privately Placed Securities	X
Russian Securities			X
Short Sales				X
Short Positions				X
Structured Instruments	X
Small Capitalization Companies				X
Small and Medium Capitalization Companies			X		X
Sovereign Debt				X
Subsidiary				X
Tax				X
Underlying Exchange Traded Funds				X
U.S. Government Agency Obligations		X		X
Valuation	X	X	X	X	X
Value Investing				X
Volatility Target				X

Principal Risks	Transamerica Government Money Market	Transamerica Growth	Transamerica International Small Cap	Transamerica Long/Short Strategy
Active Trading		X		X
China A-Shares
Convertible Securities			X
Counterparty	X		X	X
Credit	X
Currency		X	X	X
Currency Hedging			X
Depository Receipts		X		X
Derivatives			X	X
Emerging Markets		X	X
Equity Securities		X	X	X
Fixed-Income Securities	X
Focused Investing			X
Foreign Investments		X	X	X
Growth Stocks		X	X	X
Interest Rate	X			X
Investment Companies			X
Legal and Regulatory	X	X	X	X
Leveraging			X	X
Liquidity	X		X	X
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Principal Risks	Transamerica Government Money Market	Transamerica Growth	Transamerica International Small Cap	Transamerica Long/Short Strategy
Management	X	X	X	X
Market	X	X	X	X
Money Market Fund Reform	X
Medium Capitalization Companies		X
Mortgage-Related Securities	X
Preferred Stock		X	X
Prepayment or Call	X
Real Estate Securities				X
Redemption	X
REITs				X
Repurchase Agreements	X
Short Sales				X
Structured Instruments				X
Small Capitalization Companies			X
Small and Medium Capitalization Companies				X
Underlying Government Money Market Funds	X
U.S. Government Agency Obligations	X
Valuation		X	X	X
Value Investing
Warrants and Rights		X	X
Yield	X

Underlying Fund Name
Principal Risks	Transamerica Managed Futures Strategy	Transamerica Mid Cap Value	Transamerica Total Return
Active Trading	X		X
Aggressive Investment	X
CFTC Regulation	X
Commodities and Commodity-Related Securities	X
Convertible Securities		X	X
Counterparty	X		X
Credit	X		X
Currency	X	X	X
Currency Hedging	X		X
Depository Receipts		X
Derivatives	X	X	X
Dollar Rolls			X
Emerging Markets	X		X
Equity Securities		X	X
Exchange Traded Notes	X
Extension			X
Fixed-Income Securities	X		X
Focused Investing		X
Foreign Investments	X	X	X
Hedging	X
High-Yield Debt Securities			X
Interest Rate	X		X
Investment Companies	X
Legal and Regulatory	X	X	X
296

Underlying Fund Name
Principal Risks	Transamerica Managed Futures Strategy	Transamerica Mid Cap Value	Transamerica Total Return
Leveraging	X		X
Liquidity	X		X
Management	X	X	X
Market	X	X	X
Medium Capitalization Companies		X
Model and Data	X
Mortgage-Related and Asset-Backed Securities			X
Non-Diversification	X
Preferred Stock		X	X
Prepayment or Call	X		X
REITs		X
Repurchase Agreements			X
Rule 144A and Privately Placed Securities			X
Short Positions	X
Short Sales	X		X
Small Capitalization Companies	X
Sovereign Debt			X
Structured Instruments	X
Subsidiary	X
Tax	X
Underlying Exchange Traded Funds	X
To be Announced (TBA) Transactions			X
U.S. Government Agency Obligations	X		X
Valuation	X	X	X
Value Investing		X
Volatility Target	X
297

Financial Highlights

The Financial Highlights tables are intended to help you understand a fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the fund’s financial statements, is included in the October 31, 2017 Annual Report, which is available to you upon request.
For Transamerica Asset Allocation-Conservative Portfolio, Transamerica Asset Allocation-Growth Portfolio, Transamerica Asset Allocation-Moderate Growth Portfolio, Transamerica Asset Allocation-Moderate Portfolio, Transamerica Dynamic Allocation, Transamerica Dynamic Income, Transamerica Floating Rate, Transamerica High Yield Muni, Transamerica Inflation Opportunities, Transamerica Multi-Managed Balanced, Transamerica Multi-Manager Alternative Strategies Portfolio, information is shown for Class A shares, which are offered in a separate prospectus.
For Transamerica International Small Cap Value, information is shown for Class I shares (which are offered in a separate prospectus), because the fund had less than one year’s performance for Advisor Class shares.
For Transamerica Intermediate Bond, Transamerica Mid Cap Growth, Transamerica Small Cap Core, and Transamerica Small/Mid Cap Value, information is shown for Class R4 shares, (which are offered in a separate prospectus), because these funds had either not issued Advisor Class shares as of October 31, 2017 or had less than one year’s performance for Advisor Class shares.
Information is shown for Class I2 shares of Transamerica International Growth (which are offered in a separate prospectus), because the fund had not issued Advisor Class shares as of October 31, 2017.
Financial highlights for Class R4 shares of Transamerica Intermediate Bond are based in part on the historical financial highlights of Transamerica Partners Institutional Mid Growth Horizon (the “predecessor fund”). For the periods through March 24, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Mid Cap Growth are based in part on the historical financial highlights of Transamerica Partners Institutional Mid Growth Horizon (the “predecessor fund”). For the periods through March 10, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Small Cap Core are based in part on the historical financial highlights of Transamerica Partners Institutional Small Core (the “predecessor fund”). For the periods through March 10, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Small Cap Value are based in part on the historical financial highlights of Transamerica Partners Institutional Small Value (the “predecessor fund”). For the periods through April 21, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
298

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Conservative Portfolio
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$11.18	$11.40	$12.38	$12.33	$11.73
Investment operations:
Net investment income (loss)(A),(B)	0.24	0.23 (C)	0.23	0.29	0.27
Net realized and unrealized gain (loss)	0.71	0.18	(0.11)	0.39	0.64
Total investment operations	0.95	0.41	0.12	0.68	0.91
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.25)	(0.23)	(0.30)	(0.27)
Net realized gains	(0.29)	(0.38)	(0.87)	(0.33)	(0.04)
Total dividends and/or distributions to shareholders	(0.54)	(0.63)	(1.10)	(0.63)	(0.31)
Net asset value, end of year	$11.59	$11.18	$11.40	$12.38	$12.33
Total return(D)	8.78%	3.83%	1.07%	5.65%	7.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$734,113	$622,495	$449,574	$416,116	$451,868
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.47%	0.48%	0.51%	0.53%	0.58%
Including waiver and/or reimbursement and recapture	0.47%	0.47% (C)	0.51%	0.53%	0.58%
Net investment income (loss) to average net assets(B)	2.15%	2.12% (C)	1.94%	2.38%	2.30%
Portfolio turnover rate(F)	18%	4%	11%	26%	6%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Asset Allocation– Conservative Portfolio
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$11.12
Investment operations:
Net investment income (loss)(B),(C)	0.12
Net realized and unrealized gain (loss)	0.51
Total investment operations	0.63
Dividends and/or distributions to shareholders:
Net investment income	(0.10)
Net asset value, end of period	$11.65
Total return	5.68% (D)
Ratio and supplemental data:
Net assets end of period (000’s)	$23
Expenses to average net assets(E)	0.35% (F)
Net investment income (loss) to average net assets(D)	1.63% (F)
Portfolio turnover rate(G)	18%
(A)	Commenced operations on March 3, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

299

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Growth Portfolio
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$14.71	$15.57	$16.35	$15.26	$12.37
Investment operations:
Net investment income (loss)(A),(B)	0.23	0.23 (C)	0.20	0.32	0.16
Net realized and unrealized gain (loss)	2.55	0.24	0.23	1.08	2.87
Total investment operations	2.78	0.47	0.43	1.40	3.03
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.23)	(0.22)	(0.31)	(0.14)
Net realized gains	(0.90)	(1.10)	(0.99)	–	–
Total dividends and/or distributions to shareholders	(1.14)	(1.33)	(1.21)	(0.31)	(0.14)
Net asset value, end of year	$16.35	$14.71	$15.57	$16.35	$15.26
Total return(D)	20.19%	3.28%	2.65%	9.30%	24.75%
Ratio and supplemental data:
Net assets end of year (000’s)	$830,875	$727,751	$729,547	$728,850	$693,517
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.52%	0.53%	0.53%	0.55%	0.62%
Including waiver and/or reimbursement and recapture	0.52%	0.52% (C)	0.53%	0.55%	0.62%
Net investment income (loss) to average net assets (B)	1.53%	1.63% (C)	1.26%	2.02%	1.18%
Portfolio turnover rate (F)	9%	1%	6%	31%	22%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Asset Allocation– Growth Portfolio
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$14.81
Investment operations:
Net investment income (loss) (B),(C)	0.04
Net realized and unrealized gain (loss)	1.50
Total investment operations	1.54
Net asset value, end of period	$16.35
Total return	10.40% (D)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (E)	0.35% (F)
Net investment income (loss) to average net assets (D)	0.43% (F)
Portfolio turnover rate (G)	9%
(A)	Commenced operations on March 3, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

300

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Growth Portfolio
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$13.34	$13.93	$15.23	$14.39	$12.34
Investment operations:
Net investment income (loss) (A),(B)	0.26	0.23 (C)	0.24	0.31	0.21
Net realized and unrealized gain (loss)	1.67	0.20	0.05	0.83	2.06
Total investment operations	1.93	0.43	0.29	1.14	2.27
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.23)	(0.27)	(0.30)	(0.22)
Net realized gains	(0.64)	(0.79)	(1.32)	–	–
Total dividends and/or distributions to shareholders	(0.89)	(1.02)	(1.59)	(0.30)	(0.22)
Net asset value, end of year	$14.38	$13.34	$13.93	$15.23	$14.39
Total return (D)	15.32%	3.35%	1.93%	8.01%	18.67%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,434,214	$1,315,381	$1,301,591	$1,319,226	$1,269,265
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.49%	0.50%	0.50%	0.52%	0.58%
Including waiver and/or reimbursement and recapture	0.49%	0.49% (C)	0.50%	0.52%	0.58%
Net investment income (loss) to average net assets (B)	1.89%	1.76% (C)	1.68%	2.09%	1.60%
Portfolio turnover rate (F)	14%	1%	7%	33%	19%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Asset Allocation– Moderate Growth Portfolio
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$13.27
Investment operations:
Net investment income (loss) (B),(C)	0.09
Net realized and unrealized gain (loss)	1.01
Total investment operations	1.10
Net asset value, end of period	$14.37
Total return	8.29% (D)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (E)	0.35% (F)
Net investment income (loss) to average net assets (D)	1.01% (F)
Portfolio turnover rate (G)	14%
(A)	Commenced operations on March 3, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

301

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Portfolio
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.11	$12.46	$13.56	$13.58	$12.26
Investment operations:
Net investment income (loss) (A),(B)	0.25	0.24 (C)	0.24	0.27	0.24
Net realized and unrealized gain (loss)	1.08	0.18	(0.06)	0.54	1.34
Total investment operations	1.33	0.42	0.18	0.81	1.58
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.25)	(0.28)	(0.27)	(0.26)
Net realized gains	(0.41)	(0.52)	(1.00)	(0.56)	–
Total dividends and/or distributions to shareholders	(0.64)	(0.77)	(1.28)	(0.83)	(0.26)
Net asset value, end of year	$12.80	$12.11	$12.46	$13.56	$13.58
Total return (D)	11.54%	3.71%	1.32%	6.20%	13.13%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,094,724	$1,000,707	$890,270	$899,852	$900,887
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture (E)	0.48%	0.48%	0.49%	0.52%	0.56%
Including waiver and/or reimbursement and recapture	0.48%	0.47% (C)	0.49%	0.52%	0.56%
Net investment income (loss) to average net assets (B)	2.07%	2.04% (C)	1.90%	1.99%	1.89%
Portfolio turnover rate (F)	13%	2%	10%	27%	21
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Asset Allocation– Moderate Portfolio
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$11.97
Investment operations:
Net investment income (loss) (B),(C)	0.11
Net realized and unrealized gain (loss)	0.70
Total investment operations	0.81
Net asset value, end of period	$12.78
Total return	6.77% (D)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (E)	0.35% (F)
Net investment income (loss) to average net assets (D)	1.36% (F)
Portfolio turnover rate (G)	13%
(A)	Commenced operations on March 3, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

302

For a share outstanding during the period indicated:	Transamerica Capital Growth
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$25.71
Investment operations:
Net investment income (loss)(B)	(0.19)
Net realized and unrealized gain (loss)	8.39
Total investment operations	8.20
Dividends and/or distributions to shareholders:
Net realized gains	(4.54)
Net asset value, end of period	$29.37
Total return	38.67% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$29
Expenses to average net assets	1.04% (D)
Net investment income (loss) to average net assets	(0.81)% (D)
Portfolio turnover rate	66%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period indicated:	Transamerica Concentrated Growth
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$17.51
Investment operations:
Net investment income (loss)(B)	0.00 (C)
Net realized and unrealized gain (loss)	2.87
Total investment operations	2.87
Dividends and/or distributions to shareholders:
Net investment income	(0.00) (C)
Net realized gains	(2.48)
Total dividends and/or distributions to shareholders	(2.48)
Net asset value, end of period	$17.90
Total return	19.12% (D)
Ratio and supplemental data:
Net assets end of period (000’s)	$12
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96% (E)
Including waiver and/or reimbursement and recapture	0.95% (E)
Net investment income (loss) to average net assets	0.00% (E),(F)
Portfolio turnover rate	15%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.
(F)	Rounds to less than 0.01% or (0.01)%.

303

For a share outstanding during the period indicated:	Transamerica Dividend Focused
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$12.19
Investment operations:
Net investment income (loss)(B)	0.17
Net realized and unrealized gain (loss)	0.92
Total investment operations	1.09
Dividends and/or distributions to shareholders:
Net investment income	(0.17)
Net realized gains	(1.50)
Total dividends and/or distributions to shareholders	(1.67)
Net asset value, end of period	$11.61
Total return	10.16% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94% (D)
Including waiver and/or reimbursement and recapture	0.90% (D)
Net investment income (loss) to average net assets	1.78% (D)
Portfolio turnover rate	14%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of year	$10.48	$11.10	$11.73	$11.12	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.11	0.12 (D)	0.07	0.08	0.05
Net realized and unrealized gain (loss)	1.32	(0.23)	0.04 (E)	0.61	1.56
Total investment operations	1.43	(0.11)	0.11	0.69	1.61
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.05)	(0.11)	(0.05)	(0.49)
Net realized gains	–	(0.46)	(0.63)	(0.03)	–
Total dividends and/or distributions to shareholders	(0.14)	(0.51)	(0.74)	(0.08)	(0.49)
Net asset value, end of year	$11.77	$10.48	$11.10	$11.73	$11.12
Total return(F)	13.73%	(0.99)%	0.91%	6.31%	16.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$8,560	$9,348	$14,100	$12,115	$6,456
Expenses to average net assets(G)
Excluding waiver and/or reimbursement and recapture	1.59%	1.33%	1.36%	1.32%	3.94%
Including waiver and/or reimbursement and recapture	1.10%	1.09% (D)	1.10%	1.11%	1.15%
Net investment income (loss) to average net assets(C)	0.96%	1.14% (D)	0.63%	0.70%	0.45%
Portfolio turnover rate(H)	3%	142%	308%	194%	301%
(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

304

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.46	$9.38	$10.48	$10.16	$10.25
Investment operations:
Net investment income (loss)(A)(B)	0.32	0.36 (C)	0.39	0.38	0.34
Net realized and unrealized gain (loss)	0.06	0.32	(0.87)	0.26	0.10
Total investment operations	0.38	0.68	(0.48)	0.64	0.44
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.33)	(0.45)	(0.32)	(0.47)
Net realized gains	–	(0.20)	(0.17)	–	(0.04)
Return of capital	(0.07)	(0.07)	–	–	(0.02)
Total dividends and/or distributions to shareholders	(0.39)	(0.60)	(0.62)	(0.32)	(0.53)
Net asset value, end of year	$9.45	$9.46	$9.38	$10.48	$10.16
Total return(D)	4.12%	7.79%	(4.78)%	6.39%	4.49%
Ratio and supplemental data:
Net assets end of year (000’s)	$97,964	$122,240	$175,092	$259,348	$342,367
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.89%	0.89%	0.89%	0.89%	0.93%
Including waiver and/or reimbursement and recapture	0.89%	0.88% (C)	0.89%	0.87%	0.88%
Net investment income (loss) to average net assets(B)	3.41%	3.89% (C)	3.84%	3.63%	3.32%
Portfolio turnover rate(F)	9%	27%	159%	102%	237%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Dynamic Income
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$9.48
Investment operations:
Net investment income (loss)(B)(C)	0.16
Net realized and unrealized gain (loss)	0.08
Total investment operations	0.24
Dividends and/or distributions to shareholders:
Net investment income	(0.22)
Return of capital	(0.05)
Total dividends and/or distributions to shareholders	(0.27)
Net asset value, end of period	$9.45
Total return	2.59% (D)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.77% (F)
Including waiver and/or reimbursement and recapture	0.67% (F)
Net investment income (loss) to average net assets(C)	2.50% (F)
Portfolio turnover rate(G)	9%
(B)	Commenced operations on March 3, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
305

(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Emerging Markets Debt
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$10.20
Investment operations:
Net investment income (loss)(B)	0.57
Net realized and unrealized gain (loss)	0.72
Total investment operations	1.29
Dividends and/or distributions to shareholders:
Net investment income	(0.42)
Net asset value, end of period	$11.07
Total return	12.71% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets	0.92% (D)
Net investment income (loss) to average net assets	6.01% (D)
Portfolio turnover rate	247%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period indicated:	Transamerica Emerging Markets Equity
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$8.38
Investment operations:
Net investment income (loss)(B)	0.12
Net realized and unrealized gain (loss)	2.79
Total investment operations	2.91
Dividends and/or distributions to shareholders:
Net investment income	(0.01)
Net asset value, end of period	$11.28
Total return	34.72% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$13
Expenses to average net assets	1.36% (D)
Net investment income (loss) to average net assets	1.34% (D)
Portfolio turnover rate	49%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

306

For a share outstanding during the period indicated:	Transamerica Event Driven
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$10.07
Investment operations:
Net investment income (loss)(B)(C)	0.11
Net realized and unrealized gain (loss)	0.30
Total investment operations	0.41
Dividends and/or distributions to shareholders:
Net investment income	(0.01)
Net asset value, end of period	$10.47
Total return	4.04% (D)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.91% (F)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.58% (F)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees from borrowings from securities sold short	1.42% (F)
Net investment income (loss) to average net assets(C)	1.22% (F)
Portfolio turnover rate(G)	633%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Flexible Income
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$9.15
Investment operations:
Net investment income (loss)(B)	0.31
Net realized and unrealized gain (loss)	0.22
Total investment operations	0.53
Dividends and/or distributions to shareholders:
Net investment income	(0.32)
Net asset value, end of period	$9.36
Total return	5.85% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets	0.77% (D)
Net investment income (loss) to average net assets	3.78% (D)
Portfolio turnover rate	34%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

307

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of year	$9.95	$9.82	$9.92	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.38	0.40 (D)	0.34	0.31
Net realized and unrealized gain (loss)	0.03	0.12	(0.08)	(0.10)
Total investment operations	0.41	0.52	0.26	0.21
Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.39)	(0.35)	(0.29)
Net realized gains	–	–	(0.01)	–
Total dividends and/or distributions to shareholders	(0.39)	(0.39)	(0.36)	(0.29)
Net asset value, end of year	$9.97	$9.95	$9.82	$9.92
Total return(E)	4.14%	5.50%	2.73%	2.17%
Ratio and supplemental data:
Net assets end of year (000’s)	$38,312	$6,327	$3,360	$633
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	1.08%	1.11%	1.11%	1.21%
Including waiver and/or reimbursement and recapture	1.05%	1.05% (D)	1.05%	1.06%
Net investment income (loss) to average net assets(C)	3.79%	4.05% (D)	3.46%	3.08%
Portfolio turnover rate(G)	55%	50%	41%	73%
(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Global Equity
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$11.52
Investment operations:
Net investment income (loss)(B)	0.12
Net realized and unrealized gain (loss)	2.36
Total investment operations	2.48
Dividends and/or distributions to shareholders:
Net investment income	(0.01)
Net asset value, end of period	$13.99
Total return	21.59% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$12
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.23% (D)
Including waiver and/or reimbursement and recapture	1.10% (D)
Net investment income (loss) to average net assets	1.06% (D)
Portfolio turnover rate	38%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(D)	Not annualized.
(E)	Annualized.

308

For a share outstanding during the period indicated:	Transamerica High Yield Bond
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$9.13
Investment operations:
Net investment income (loss)(B)	0.45
Net realized and unrealized gain (loss)	0.28
Total investment operations	0.73
Dividends and/or distributions to shareholders:
Net investment income	(0.45)
Net asset value, end of period	$9.41
Total return	8.09% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$16
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83% (D)
Including waiver and/or reimbursement and recapture	0.83% (D)
Net investment income (loss) to average net assets	5.46% (D)
Portfolio turnover rate	39%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$11.88	$11.47	$11.46	$10.21	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.34	0.31 (D)	0.33	0.34	0.09
Net realized and unrealized gain (loss)	(0.11)	0.47	0.36	1.31	0.21
Total investment operations	0.23	0.78	0.69	1.65	0.30
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.30)	(0.32)	(0.38)	(0.09)
Net realized gains	(0.16)	(0.07)	(0.36)	(0.02)	–
Total dividends and/or distributions to shareholders	(0.51)	(0.37)	(0.68)	(0.40)	(0.09)
Net asset value, end of period/year	$11.60	$11.88	$11.47	$11.46	$10.21
Total return(E)	2.26%	6.72%	6.24%	16.49%	2.96% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$34,191	$58,848	$24,700	$4,492	$262
Expenses to average net assets(G)
Excluding waiver and/or reimbursement and recapture	1.04%	0.98%	1.29%	2.27%	43.10% (H)
Including waiver and/or reimbursement and recapture	0.91%	0.91% (D)	0.91%	0.91%	0.91% (H)
Net investment income (loss) to average net assets(C)	3.02%	2.59% (D)	2.88%	3.11%	3.50% (H)
Portfolio turnover rate(I)	115%	61%	78%	266%	52% (F)
(A)	Commenced operations on July 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

309

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$9.99	$9.57	$9.95	$10.00
Investment operations:
Net investment income (loss)(B)	0.14	0.08 (C)	0.00 (D)	0.16
Net realized and unrealized gain (loss)	(0.03)	0.34	(0.34)	(0.06)
Total investment operations	0.11	0.42	(0.34)	0.10
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	–	(0.02)	(0.15)
Net realized gains	–	–	(0.01)	–
Return of capital	–	–	(0.01)	–
Total dividends and/or distributions to shareholders	(0.13)	–	(0.04)	(0.15)
Net asset value, end of period/year	$9.97	$9.99	$9.57	$9.95
Total return(E)	1.11%	4.39%	(3.48)%	1.01% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$634	$645	$516	$299
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.55%	1.00%	0.99%	1.01% (G)
Including waiver and/or reimbursement and recapture	1.00%	0.99% (C)	1.00%	1.00% (G)
Net investment income (loss) to average net assets	1.39%	0.81% (C)	0.01%	2.30% (G)
Portfolio turnover rate	41%	39%	35%	57% (F)
(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$10.03	$10.04	$10.32	$10.10	$10.62	$10.50
Investment operations:
Net investment income (loss)(D)	0.17	0.22	0.21	0.24	0.25	0.29
Net realized and unrealized gain (loss)	0.21	0.10	(0.18)	0.37	(0.38)	0.52
Total investment operations	0.38	0.32	0.03	0.61	(0.13)	0.81
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.24)	(0.23)	(0.27)	(0.36)	(0.35)
Net realized gains	–	(0.09)	(0.08)	0.12	(0.03)	(0.34)
Return of capital	–	–	–	–	(0.00) (E)	–
Total dividends and/or distributions to shareholders	(0.19)	(0.33)	(0.31)	(0.39)	(0.39)	(0.69)
Net asset value, end of period/year	$10.22	$10.03	$10.04	$10.32	$10.10	$10.62
Total return	3.75% (F)	3.21%	0.21%	5.99%	(1.22)%	7.97%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$291,565	$317,150	$373,605	$410,662	$400,409	$445,634
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68% (G)	0.71%	0.71%	0.72%	0.72%	0.73%
Including waiver and/or reimbursement and recapture	0.65% (G)	0.63% (H)	0.65%	0.65%	0.65%	0.65%
Net investment income (loss) to average net assets	1.99% (G)	2.08%	1.99%	2.32%	2.39%	2.78%
Portfolio turnover rate	22% (F)	50%	46%	184%	200%	297%
(A)	Transamerica Partners Institutional Core Bond reorganized into the Fund on March 24, 2017. Prior to March 24, 2017, information provided reflects Transamerica Partners Institutional Core Bond, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 24, 2017, the Fund underwent a 1.06-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 24, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The
310

Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Annualized.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Intermediate Muni
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$11.06
Investment operations:
Net investment income (loss)(B)(C)	0.20
Net realized and unrealized gain (loss)	0.46 (D)
Total investment operations	0.66
Dividends and/or distributions to shareholders:
Net investment income	(0.20)
Net realized gains	(0.07)
Total dividends and/or distributions to shareholders	(0.27)
Net asset value, end of period	$11.45
Total return	6.02% (E)
Ratio and supplemental data:
Net assets end of period (000’s)	298
Expenses to average net assets(F)	0.69% (G)
Net investment income (loss) to average net assets(D)	2.01% (G)
Portfolio turnover rate(H)	55%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica International Equity
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$16.71
Investment operations:
Net investment income (loss)(B)	0.33
Net realized and unrealized gain (loss)	2.86
Total investment operations	3.19
Dividends and/or distributions to shareholders:
Net investment income	(0.01)
Net realized gains	(0.04)
Total dividends and/or distributions to shareholders	(0.05)
Net asset value, end of period	$19.85
Total return	19.18% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$248
Expenses to average net assets	0.99% (D)
Net investment income (loss) to average net assets	1.99% (D)
Portfolio turnover rate	22%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
311

(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica International Growth
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$7.27	$7.80	$8.51	$8.65	$7.42
Investment operations:
Net investment income (loss) (A)	0.11	0.11 (B)	0.13	0.13	0.11
Net realized and unrealized gain (loss)	1.72	(0.40)	(0.08)	(0.13)	1.58
Total investment operations	1.83	(0.29)	0.05	–	1.69
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.08)	(0.15)	(0.06)	(0.17)
Net realized gains	–	(0.16)	(0.61)	(0.08)	(0.29)
Total dividends and/or distributions to shareholders	(0.08)	(0.24)	(0.76)	(0.14)	(0.46)
Net asset value, end of year	$9.02	$7.27	$7.80	$8.51	$8.65
Total return	25.45%	(3.75)%	0.74%	0.05%	23.72%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,368,414	$1,164,016	$675,208	$564,135	$248,015
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%	0.97%	1.00%	1.00%	1.02%
Including waiver and/or reimbursement and recapture	0.95%	0.96% (B)	1.00%	1.00%	1.02%
Net investment income (loss) to average net assets	1.36%	1.52% (B)	1.58%	1.53%	1.44%
Portfolio turnover rate	15%	15%	39%	39%	19%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica International Small Cap Value
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$11.39	$12.40	$11.81	$12.24	$10.00
Investment operations:
Net investment income (loss)(B)	0.18	0.25 (C)	0.22	0.25	0.20
Net realized and unrealized gain (loss)	2.42	(0.55)	0.64	(0.44)	2.04
Total investment operations	2.60	(0.30)	0.86	(0.19)	2.24
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.29)	(0.18)	(0.15)	–
Net realized gains	(0.08)	(0.42)	(0.09)	(0.09)	–
Total dividends and/or distributions to shareholders	(0.32)	(0.71)	(0.27)	(0.24)	–
Net asset value, end of period/year	$13.67	$11.39	$12.40	$11.81	$12.24
Total return	23.51%	(2.48)%	7.52%	(1.67)%	22.40% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$326,445	$273,540	$367,502	$214,170	$4,186
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.12%	1.12%	1.15%	1.23% (E)
Including waiver and/or reimbursement and recapture	1.12%	1.11% (C)	1.12%	1.15%	1.22% (E)
Net investment income (loss) to average net assets	1.48%	2.18% (C)	1.78%	2.03%	2.16% (E)
Portfolio turnover rate	25%	20%	26%	21%	23% (D)
(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

312

For a share outstanding during the period indicated:	Transamerica Large Cap Value
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$13.78
Investment operations:
Net investment income (loss)(B)	(0.02)
Net realized and unrealized gain (loss)	1.12
Total investment operations	1.10
Dividends and/or distributions to shareholders:
Net investment income	(0.13)
Net realized gains	(1.05)
Total dividends and/or distributions to shareholders	(1.18)
Net asset value, end of period	$13.70
Total return	8.62% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	1,989
Expenses to average net assets	0.88% (D)
Net investment income (loss) to average net assets	(0.17)% (D)
Portfolio turnover rate	128%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$12.70	$12.50	$15.44	$16.72	$16.25	$14.29
Investment operations:
Net investment income (loss)(D)	0.01	(0.01)	(0.05)	0.06	(0.04)	(0.01)
Net realized and unrealized gain (loss)	1.92	1.48	(0.24)	1.16	4.73	1.97
Total investment operations	1.93	1.47	(0.29)	1.22	4.69	1.96
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	(0.07)	–	–
Net realized gains	(0.33)	(1.27)	(2.65)	(2.34)	(4.22)	–
Return of capital	–	–	–	(0.09)	–	–
Net asset value, end of period/year	$14.30	$12.70	$12.50	$15.44	$16.72	$16.25
Total return	15.34% (E)	12.13%	(1.60)%	7.83%	30.10%	13.70%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10,232	$16,767	$17,075	$22,686	$33,879	$37,985
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20% (F)	1.36%	1.22%	1.24%	1.18%	1.19%
Including waiver and/or reimbursement and recapture	0.98% (F),(G)	0.95% (H)	0.95%	0.95%	0.95%	0.95%
Net investment income (loss) to average net assets	0.13% (F)	(0.09)%	(0.31)%	0.34%	(0.21)%	(0.09)%
Portfolio turnover rate	30% (E)	79%	70%	60%	234%	178%
(A)	Transamerica Partners Institutional Mid Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Mid Growth, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 0.84-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to
313

Financial Statements for more information regarding the reorganization.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Mid Cap Growth
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$13.20
Investment operations:
Net investment income (loss)(B)	0.01
Net realized and unrealized gain (loss)	1.05
Total investment operations	1.06
Net asset value, end of period	$14.26
Total return	8.03% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06% (D)
Including waiver and/or reimbursement and recapture	1.04% (D)
Net investment income (loss) to average net assets	0.16% (D)
Portfolio turnover rate	30% (C)
(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period indicated:	Transamerica Mid Cap Value Opportunities
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$12.56
Investment operations:
Net investment income (loss)(B)	0.08
Net realized and unrealized gain (loss)	0.25
Total investment operations	0.33
Dividends and/or distributions to shareholders:
Net investment income	(0.01)
Net realized gains	(0.84)
Total dividends and/or distributions to shareholders	(0.85)
Net asset value, end of period	$12.04
Total return	2.71% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96% (D)
Including waiver and/or reimbursement and recapture	0.95% (D)
Net investment income (loss) to average net assets	0.79% (D)
Portfolio turnover rate	76%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

314

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$7.99
Investment operations:
Net investment income (loss)(B)	0.12
Net realized and unrealized gain (loss)	(0.32) (C)
Total investment operations	(0.20)
Dividends and/or distributions to shareholders:
Net investment income	(0.23)
Return of capital	(0.09)
Total dividends and/or distributions to shareholders	(0.32)
Net asset value, end of period	$7.47
Total return	(2.63)% (D)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.38% (E)
Including waiver and/or reimbursement and recapture	1.35% (E)
Net investment income (loss) to average net assets	1.66% (E)
Portfolio turnover rate	41%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period indicated:	Transamerica Multi-Cap Growth
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$8.21
Investment operations:
Net investment income (loss)	0.00 (B)
Net realized and unrealized gain (loss)	1.08
Total investment operations	1.08
Dividends and/or distributions to shareholders:
Net realized gains	(1.45)
Net asset value, end of period	$7.84
Total return	15.82% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets	0.98% (D)
Net investment income (loss) to average net assets	0.06% (D)
Portfolio turnover rate	16%
(A)	Commenced operations on December 16, 2016.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Not annualized.
(D)	Annualized.

315

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$24.88	$24.86	$25.61	$24.23	$22.15
Investment operations:
Net investment income (loss)(A)	0.28	0.25 (B)	0.24	0.24 (C)	0.23 (C)
Net realized and unrealized gain (loss)	3.15	0.61	0.41	2.57	2.88
Total investment operations	3.43	0.86	0.65	2.81	3.11
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.26)	(0.25)	(0.31)	(0.25)
Net realized gains	(0.09)	(0.58)	(1.15)	(1.12)	(0.78)
Total dividends and/or distributions to shareholders	(0.41)	(0.84)	(1.40)	(1.43)	(1.03)
Net asset value, end of year	$27.90	$24.88	$24.86	$25.61	$24.23
Total return(D)	13.89%	3.57%	2.58%	12.11%	14.61%
Ratio and supplemental data:
Net assets end of year (000’s)	$573,224	$406,606	$210,457	$174,817	$152,382
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.10%	1.14%	1.23% (E)	1.36% (E)
Including waiver and/or reimbursement and recapture	1.03%	1.08% (B)	1.14%	1.23% (E)	1.36% (E)
Net investment income (loss) to average net assets	1.07%	1.04% (B)	0.97%	1.00% (C)	0.99% (C)
Portfolio turnover rate	39%	35%	39%	102% (F)	126% (F)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Multi-Managed Balanced
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$26.63
Investment operations:
Net investment income (loss)(B)	0.20
Net realized and unrealized gain (loss)	1.45
Total investment operations	1.65
Dividends and/or distributions to shareholders:
Net investment income	(0.20)
Net asset value, end of period	$28.08
Total return	6.20% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90% (D)
Including waiver and/or reimbursement and recapture	0.90% (D)
Net investment income (loss) to average net assets	1.11% (D)
Portfolio turnover rate	39%
(A)	Commenced operations on March 3, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

316

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.71	$10.07	$10.50	$10.01	$9.92
Investment operations:
Net investment income (loss) (A),(B)	0.10	0.31 (C)	0.11	0.05	0.14
Net realized and unrealized gain (loss)	0.19	(0.22)	(0.47)	0.49	0.14
Total investment operations	0.29	0.09	(0.36)	0.54	0.28
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.28)	(0.07)	(0.05)	(0.19)
Net realized gains	–	(0.17)	–	–	–
Total dividends and/or distributions to shareholders	(0.11)	(0.45)	(0.07)	(0.05)	(0.19)
Net asset value, end of year	$9.89	$9.71	$10.07	$10.50	$10.01
Total return (D)	3.04%	1.07%	(3.42)%	5.46%	2.89%
Ratio and supplemental data:
Net assets end of year (000’s)	$32,240	$61,341	$91,684	$129,568	$200,903
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.73%	0.70%	0.66%	0.72%	0.72%
Including waiver and/or reimbursement and recapture	0.73%	0.69% (C)	0.66%	0.72%	0.72%
Net investment income (loss) to average net assets (B)	1.04%	3.28% (C)	1.06%	0.46%	1.42%
Portfolio turnover rate (F)	65%	42%	80%	79%	116%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Short-Term Bond
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$9.98
Investment operations:
Net investment income (loss)(B)	0.17
Net realized and unrealized gain (loss)	0.08
Total investment operations	0.25
Dividends and/or distributions to shareholders:
Net investment income	(0.18)
Net asset value, end of period	$10.05
Total return	2.55% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$41
Expenses to average net assets	0.74% (D)
Net investment income (loss) to average net assets	1.94% (D)
Portfolio turnover rate	52%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

317

For a share outstanding during the period and years indicated:	Transamerica Small Cap Core(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.53	$9.45	$10.57	$10.25	$7.73	$6.79
Investment operations:
Net investment income (loss)(D)	0.04	0.08	0.08	0.08	0.04	0.06
Net realized and unrealized gain (loss)	0.22	2.08	(1.11)	0.32	2.52	0.94
Total investment operations	0.26	2.16	(1.03)	0.40	2.56	1.00
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.08)	(0.09)	(0.08)	(0.04)	(0.06)
Net asset value, end of period/year	$11.78	$11.53	$9.45	$10.57	$10.25	$7.73
Total return	2.27% (E)	23.08%	(9.72)%	3.94%	33.23%	14.84%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$8,970	$14,540	$12,719	$27,550	$30,567	$32,600
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.30% (F)	1.50%	1.32%	1.28%	1.27%	1.31%
Including waiver and/or reimbursement and recapture	1.11% (F),(G)	1.07% (H)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	0.34% (F)	0.80%	0.82%	0.78%	0.46%	0.85%
Portfolio turnover rate	53% (E)	122%	132%	148%	195%	59%
(A)	Transamerica Partners Institutional Small Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Small Core, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 1.44-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Small Cap Core
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$11.43
Investment operations:
Net investment income (loss)(B)	0.03
Net realized and unrealized gain (loss)	0.34
Total investment operations	0.37
Net asset value, end of period	$11.80
Total return	3.24% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09% (D)
Including waiver and/or reimbursement and recapture	1.05% (D)
Net investment income (loss) to average net assets	0.49% (D)
Portfolio turnover rate	53% (C)
(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

318

For a share outstanding during the period indicated:	Transamerica Small Cap Growth
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$13.84
Investment operations:
Net investment income (loss)(B)	(0.04)
Net realized and unrealized gain (loss)	0.92
Total investment operations	0.88
Dividends and/or distributions to shareholders:
Net realized gains	(7.62)
Net asset value, end of period	$7.10
Total return	12.50% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$16
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.28% (D)
Including waiver and/or reimbursement and recapture	1.16% (D),(E)
Net investment income (loss) to average net assets	(0.71)% (D)
Portfolio turnover rate	80% (C)
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.25	$9.52	$10.23	$9.62	$7.24	$6.31
Investment operations:
Net investment income (loss)(D)	0.01	0.06	0.07	0.07	0.03	0.08
Net realized and unrealized gain (loss)	0.76	1.75	(0.72)	0.61	2.42	0.91
Total investment operations	0.77	1.81	(0.65)	0.68	2.45	0.99
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.08)	(0.06)	(0.07)	(0.07)	(0.06)
Net asset value, end of period/year	$12.01	$11.25	$9.52	$10.23	$9.62	$7.24
Total return	6.85% (E)	19.24%	(6.33)%	7.08%	33.88%	15.81%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$345	$7,065	$6,709	$8,537	$11,948	$13,475
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.06% (F)	1.72%	1.73%	1.67%	1.41%	1.47%
Including waiver and/or reimbursement and recapture	1.17% (F),(G)	1.11% (G),(H)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	0.06% (F)	0.67%	0.73%	0.73%	0.31%	1.22%
Portfolio turnover rate	35% (E)	89%	133%	18%	16%	15%
(A)	Transamerica Partners Institutional Small Value reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Small Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 2.16-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
319

(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Small Cap Value
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$11.22
Investment operations:
Net investment income (loss)(B)	0.03
Net realized and unrealized gain (loss)	0.87
Total investment operations	0.90
Net asset value, end of period	$12.12
Total return	7.93% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12% (D)
Including waiver and/or reimbursement and recapture	1.05% (D)
Net investment income (loss) to average net assets	0.43% (D)
Portfolio turnover rate	35% (C)
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D	Annualized.

For a share outstanding during the period indicated:	Transamerica Small/Mid Cap Value
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$29.53
Investment operations:
Net investment income (loss)(B)	0.05
Net realized and unrealized gain (loss)	2.49
Total investment operations	2.54
Dividends and/or distributions to shareholders:
Net investment income	(0.01)
Net realized gains	(1.36)
Total dividends and/or distributions to shareholders	(1.37)
Net asset value, end of period	$30.70
Total return	9.00% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$139
Expenses to average net assets	1.04% (D)
Net investment income (loss) to average net assets	0.18% (D)
Portfolio turnover rate	104%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

320

For a share outstanding during the period indicated:	Transamerica Strategic High Income
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$10.25
Investment operations:
Net investment income (loss)(B)	0.38
Net realized and unrealized gain (loss)	0.72
Total investment operations	1.10
Dividends and/or distributions to shareholders:
Net investment income	(0.33)
Net asset value, end of period	$11.02
Total return	10.85% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$16
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04% (D)
Including waiver and/or reimbursement and recapture	0.96% (D),(E)
Net investment income (loss) to average net assets	4.04% (D)
Portfolio turnover rate	79%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.

For a share outstanding during the period indicated:	Transamerica Unconstrained Bond
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$9.84
Investment operations:
Net investment income (loss)(B)	0.25
Net realized and unrealized gain (loss)	0.39
Total investment operations	0.64
Dividends and/or distributions to shareholders:
Net investment income	(0.25)
Net asset value, end of period	$10.23
Total return	6.49% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01% (D)
Including waiver and/or reimbursement and recapture	0.95% (D)
Net investment income (loss) to average net assets	2.83% (D)
Portfolio turnover rate	87%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

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For a share outstanding during the period indicated:	Transamerica US Growth
Advisor Class
October 31, 2017(A)
Net asset value, beginning of period	$17.59
Investment operations:
Net investment income (loss)(B)	0.04
Net realized and unrealized gain (loss)	3.91
Total investment operations	3.95
Dividends and/or distributions to shareholders:
Net realized gains	(0.37)
Net asset value, end of period	$21.17
Total return	22.92% (C)
Ratio and supplemental data:
Net assets end of period (000’s)	$12
Expenses to average net assets	0.93% (D)
Net investment income (loss) to average net assets	0.26% (D)
Portfolio turnover rate	35%
(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
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Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.
Transamerica Funds
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service: 1-888-233-4339
Shareholder inquiries and transaction requests should be mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945
ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information dated March 1, 2018, as may be further supplemented or revised from time to time, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus.
Information about the funds (including the Statement of Additional Information) has been filed with and is available from the SEC, and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520. Reports and other information about the funds are also available on the SEC’s Internet site at http://www.sec.gov.
To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about the funds, call or write to Transamerica Funds at the phone number or address above or visit Transamerica Funds website at www.transamerica.com. In the Transamerica Funds annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year. Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders.
Each fund’s current net asset value per share is available on our website at www.transamerica.com.
www.transamerica.com
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.
The Investment Company Act File Number for Transamerica Funds is 811-04556.

Transamerica Funds
Prospectus March 1, 2018
Fund | Ticker	Class T1	Class T2
Transamerica Asset Allocation-Conservative Portfolio	TACQX	TACUX
Transamerica Asset Allocation-Growth Portfolio	TAGTX	TAGUX
Transamerica Asset Allocation-Moderate Growth Portfolio	TMGUX	TMGWX
Transamerica Asset Allocation-Moderate Portfolio	TMMTX	TMMUX
Transamerica Capital Growth	TFOTX	TFOUX
Transamerica Concentrated Growth	TORQX	TORUX
Transamerica Dividend Focused	TADTX	TADUX
Transamerica Dynamic Allocation	ATTTX	ATTUX
Transamerica Dynamic Income	IGTTX	IGTUX
Transamerica Emerging Markets Debt	EMTTX	EMTUX
Transamerica Emerging Markets Equity	AEMQX	AEMUX
Transamerica Event Driven	TEDOX	TEDWX
Transamerica Flexible Income	TFXTX	TFXUX
Transamerica Floating Rate	TFLTX	TFLUX
Transamerica Global Equity	TMUTX	TMUWX
Transamerica High Yield Bond	TAHWX	TAHUX
Transamerica High Yield Muni	THCTX	THCUX
Transamerica Inflation Opportunities	TIOWX	TIOUX
Transamerica Intermediate Muni	TAMTX	TIMWX
Transamerica International Equity	TRWWX	TRWUX
Transamerica International Growth	TIGNX	TIGWX
Transamerica Large Cap Value	TWQTX	TWQUX
Transamerica Mid Cap Growth	IMCTX	IMCUX
Transamerica Mid Cap Value Opportunities	MVTTX	MVTUX
Transamerica MLP & Energy Income	TMLTX	TMLUX
Transamerica Multi-Cap Growth	TGPTX	TGPUX
Transamerica Multi-Managed Balanced	IBATX	IBAUX
Transamerica Multi-Manager Alternative Strategies Portfolio	IMUTX	IMUUX
Transamerica Short-Term Bond	ITATX	ITAUX
Transamerica Small Cap Core	ISMQX	ISMUX
Transamerica Small Cap Growth	RTSTX	RTSUX
Transamerica Small Cap Value	TSLWX	TSLUX
Transamerica Small/Mid Cap Value	TASWX	TASUX
Transamerica Strategic High Income	TCSWX	TCSQX
Transamerica Unconstrained Bond	TUNTX	TUNUX
Transamerica US Growth	TJNTX	TJNUX
Each of the funds listed above is a series of Transamerica Funds.
Neither the U.S. Securities and Exchange Commission nor U.S. Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
MPCADOL0318

Transamerica Asset Allocation-Conservative Portfolio

Investment Objective: Seeks current income and preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.03%	0.03% [1]
Acquired fund fees and expenses	0.75%	0.75%
Total annual fund operating expenses[2]	1.15%	1.15%
1	Other expenses are based on estimates for the current fiscal year.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$364	$606	$867	$1,613
Class T2	$414	$654	$914	$1,656
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 18% of the average value of its portfolio.
Principal Investment Strategies: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 35% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 65% of net assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
The portfolio construction manager, Morningstar Investment Management LLC, may change the fund's asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the
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fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Allocation – The fund’s ability to achieve its investment objectives depends, in large part, upon the portfolio construction manager’s skill in determining the fund’s asset class allocation, deciding whether to tactically overweight or underweight asset classes and selecting a mix of underlying funds. These allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the portfolio construction manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The portfolio construction manager may favor an asset class that performs poorly relative to other asset classes. The underlying funds selected by the portfolio construction manager may underperform the market or similar funds.
Commodities and Commodity-Related Securities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds)
have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock
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markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity
3

and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or portfolio construction manager's judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or portfolio construction manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or portfolio construction manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or portfolio construction manager’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or portfolio construction manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or portfolio construction manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment.
Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced
4

to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Underlying Funds – When the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	12.20%
Worst Quarter:	12/31/2008	-10.98%
5

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				03/01/2002
Return before taxes	3.80%	4.22%	3.74%
Return after taxes on distributions	1.93%	2.36%	2.27%
Return after taxes on distributions and sale of fund shares	3.07%	2.80%	2.46%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	20.99%	15.43%	8.63%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Construction Manager: Morningstar Investment Management LLC Portfolio Construction Team:
John McLaughlin, CFA	Co-Portfolio Manager	since 2017
Dan McNeela, CFA	Co-Portfolio Manager	since 2010
Michael Stout, CFA	Co-Portfolio Manager	since 2006
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
6

Transamerica Asset Allocation-Growth Portfolio

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.03%	0.03% [1]
Acquired fund fees and expenses	0.93%	0.93%
Total annual fund operating expenses[2]	1.33%	1.33%
1	Other expenses are based on estimates for the current fiscal year.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$382	$661	$ 961	$1,811
Class T2	$431	$709	$1,007	$1,853
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 9% of the average value of its portfolio.
Principal Investment Strategies: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, the fund expects to invest primarily in underlying funds that invest in U.S. and foreign (including emerging market) equities, commodity-related securities, and alternative investments.
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks, historical performance, current valuations, and other global economic factors. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
The portfolio construction manager, Morningstar Investment Management LLC, may change the fund’s asset allocations and underlying funds at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Allocation – The fund’s ability to achieve its investment objectives depends, in large part, upon the portfolio construction manager’s skill in determining the fund’s asset class allocation, deciding whether to tactically overweight or underweight asset classes and selecting a mix of underlying funds. These allocations
7

may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the portfolio construction manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The portfolio construction manager may favor an asset class that performs poorly relative to other asset classes. The underlying funds selected by the portfolio construction manager may underperform the market or similar funds.
Commodities and Commodity-Related Securities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest
8

may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The fund is subject to the risk that the investment manager’s or portfolio construction manager's judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or portfolio construction manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or portfolio construction manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or portfolio construction manager’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or portfolio construction manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or portfolio construction manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and
9

increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Underlying Funds – When the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	18.83%
Worst Quarter:	12/31/2008	-22.63%
10

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				03/01/2002
Return before taxes	13.52%	10.50%	4.54%
Return after taxes on distributions	10.79%	8.62%	3.55%
Return after taxes on distributions and sale of fund shares	9.81%	8.10%	3.47%
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	20.99%	15.43%	8.63%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Construction Manager: Morningstar Investment Management LLC Portfolio Construction Team:
John McLaughlin, CFA	Co-Portfolio Manager	since 2017
Dan McNeela, CFA	Co-Portfolio Manager	since 2010
Michael Stout, CFA	Co-Portfolio Manager	since 2006
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
11

Transamerica Asset Allocation-Moderate Growth Portfolio

Investment Objective: Seeks capital appreciation with current income as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.02%	0.02% [1]
Acquired fund fees and expenses	0.85%	0.85%
Total annual fund operating expenses[2]	1.24%	1.24%
1	Other expenses are based on estimates for the current fiscal year.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$373	$634	$914	$1,712
Class T2	$423	$682	$961	$1,755
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 14% of the average value of its portfolio.
Principal Investment Strategies: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 70% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 30% of net assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
The portfolio construction manager, Morningstar Investment Management LLC, may change the fund's asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the
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fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Allocation – The fund’s ability to achieve its investment objectives depends, in large part, upon the portfolio construction manager’s skill in determining the fund’s asset class allocation, deciding whether to tactically overweight or underweight asset classes and selecting a mix of underlying funds. These allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the portfolio construction manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The portfolio construction manager may favor an asset class that performs poorly relative to other asset classes. The underlying funds selected by the portfolio construction manager may underperform the market or similar funds.
Commodities and Commodity-Related Securities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
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Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid
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investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or portfolio construction manager's judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or portfolio construction manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or portfolio construction manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or portfolio construction manager’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or portfolio construction manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or portfolio construction manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s
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performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Underlying Funds – When the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	15.57%
Worst Quarter:	12/31/2008	-17.63%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				03/01/2002
Return before taxes	9.50%	8.07%	4.33%
Return after taxes on distributions	6.83%	6.10%	3.10%
Return after taxes on distributions and sale of fund shares	7.02%	6.02%	3.16%
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	20.99%	15.43%	8.63%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Construction Manager: Morningstar Investment Management LLC Portfolio Construction Team:
John McLaughlin, CFA	Co-Portfolio Manager	since 2017
Dan McNeela, CFA	Co-Portfolio Manager	since 2010
Michael Stout, CFA	Co-Portfolio Manager	since 2006
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Asset Allocation-Moderate Portfolio

Investment Objective: Seeks capital appreciation and current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.03%	0.03% [1]
Acquired fund fees and expenses	0.79%	0.79%
Total annual fund operating expenses[2]	1.19%	1.19%
1	Other expenses are based on estimates for the current fiscal year.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$368	$618	$888	$1,657
Class T2	$418	$667	$935	$1,700
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 13% of the average value of its portfolio.
Principal Investment Strategies: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 50% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 50% of net assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	The underlying funds may invest in a variety of U.S. and foreign (including emerging market) equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks, historical performance, current valuations, and other global economic factors.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
The portfolio construction manager, Morningstar Investment Management LLC, may change the fund's asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or
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different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Allocation – The fund’s ability to achieve its investment objectives depends, in large part, upon the portfolio construction manager’s skill in determining the fund’s asset class allocation, deciding whether to tactically overweight or underweight asset classes and selecting a mix of underlying funds. These allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the portfolio construction manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The portfolio construction manager may favor an asset class that performs poorly relative to other asset classes. The underlying funds selected by the portfolio construction manager may underperform the market or similar funds.
Commodities and Commodity-Related Securities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
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Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid
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investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or portfolio construction manager's judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or portfolio construction manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or portfolio construction manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or portfolio construction manager’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or portfolio construction manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or portfolio construction manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s
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performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Underlying Funds – When the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	13.29%
Worst Quarter:	12/31/2008	-13.46%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				03/01/2002
Return before taxes	6.30%	5.89%	4.09%
Return after taxes on distributions	4.18%	3.89%	2.67%
Return after taxes on distributions and sale of fund shares	4.80%	4.17%	2.82%
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	20.99%	15.43%	8.63%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Construction Manager: Morningstar Investment Management LLC Portfolio Construction Team:
John McLaughlin, CFA	Co-Portfolio Manager	since 2017
Dan McNeela, CFA	Co-Portfolio Manager	since 2010
Michael Stout, CFA	Co-Portfolio Manager	since 2006
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Capital Growth

Investment Objective: Seeks to maximize long-term growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.05%	0.05% [1]
Total annual fund operating expenses	1.09%	1.09%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$358	$588	$836	$1,545
Class T2	$408	$636	$883	$1,589
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 66% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index1, which as of December 31, 2017, was between $388.9 million and $868.2 billion. The fund typically invests in a relatively small number of companies.
The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investment in foreign securities. The fund’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.
The sub-adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as
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well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or
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not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund was named Transamerica Focus, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.
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Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2012	20.41%
Worst Quarter:	09/30/2011	-13.96%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				11/13/2009
Return before taxes	35.96%	18.16%	15.59%
Return after taxes on distributions	29.63%	15.57%	13.90%
Return after taxes on distributions and sale of fund shares	25.14%	14.37%	12.75%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	15.32%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Inc. Portfolio Managers:
Dennis P. Lynch	Lead Portfolio Manager	since 2011
Sam G. Chainani, CFA	Portfolio Manager	since 2011
David S. Cohen	Portfolio Manager	since 2011
Armistead B. Nash	Portfolio Manager	since 2011
Alexander T. Norton	Portfolio Manager	since 2011
Jason C. Yeung, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Concentrated Growth

Investment Objective: Seeks to achieve long-term growth of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.68%	0.68%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.08%	0.08% [1]
Total annual fund operating expenses	1.01%	1.01%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$350	$564	$794	$1,455
Class T2	$400	$612	$841	$1,499
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 15% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Torray LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. The fund considers large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. Sustainable growth is a product of businesses generally characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.
The fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered in an effort to minimize risk within the fund. Initial positions range from 2% to 3% of assets and may be increased over time to between 5% and 7%. Individual positions will not exceed 7%. Sector weights are independent of benchmarks, ranging from 0% to 35%, and cash is not employed in a tactical or strategic manner.
Risk control is an integral part of the sub-adviser’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates a review of a security by the sub-adviser.
Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price
29

volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and
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increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The past performance information shown below is for Class I shares, which are not available through this prospectus. Although Class T2 and Class T2 shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class I shares will vary from Class T1 and Class T2 shares because Class I shares have lower expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one compete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance (as set out in the bar chart below) would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
The fund acquired the assets and assumed the liabilities of The Torray Resolute Fund (the “predecessor fund”) on March 1, 2014, and the predecessor fund is the accounting and performance survivor of the reorganization. This means that the predecessor fund’s performance and financial history have been adopted by the fund. In the reorganization, former shareholders of the predecessor fund received Class I shares of the fund. The performance of Class I shares of the fund includes the performance of the predecessor fund prior to the reorganization. The performance of the predecessor fund has not been restated to reflect the current annual operating expenses of Class I shares. The inception date shown in the table for Class I shares is that of the predecessor fund.
Index returns are since inception of the predecessor fund.

Annual Total Returns (calendar years ended December 31) - Class I
	Quarter Ended	Return
Best Quarter:	03/31/2012	15.66%
Worst Quarter:	09/30/2011	-13.01%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class I				12/31/2010
Return before taxes	24.47%	13.15%	12.49%
Return after taxes on distributions	22.76%	11.71%	11.46%
Return after taxes on distributions and sale of fund shares	15.26%	10.35%	10.06%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	14.78%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Torray LLC Portfolio Manager:
Nicholas C. Haffenreffer[1]	Portfolio Manager	since 2014
1 Portfolio Manager of the predecessor fund since 2010
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
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Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Dividend Focused

Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.69%	0.69%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.04%	0.04% [1]
Total annual fund operating expenses	0.98%	0.98%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$347	$554	$778	$1,421
Class T2	$397	$603	$825	$1,465
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 14% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Barrow, Hanley, Mewhinney & Strauss, LLC (the “sub-adviser”), deploys an active strategy that seeks large and middle capitalization U.S.-listed stocks, including American Depositary Receipts (“ADRs”), which make up a portfolio that generally exhibits the following value characteristics: price/earnings and price/book ratios at or below the market (S&P 500®) and dividend yields at or above the market. In addition, the sub-adviser considers stocks for the fund that not only currently pay a dividend, but also have a consecutive 25 year history of paying cash dividends. The sub-adviser also seeks stocks that have long established histories of dividend increases in an effort to ensure that the growth of the dividend stream of the fund’s holdings will be greater than that of the market as a whole.
The sub-adviser utilizes a conservative orientation based on the belief that above-average returns can be achieved while taking below-average risks. The sub-adviser’s investment approach is based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom-up basis. Accordingly, the sub-adviser constructs a portfolio of individual stocks, selected on a bottom-up basis, using fundamental analysis. The sub-adviser seeks to identify companies that are undervalued and temporarily out-of-favor for reasons it can identify and understand. The sub-adviser does not attempt to time the market or rotate in and out of broad market sectors, as it believes that it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.
The fund’s portfolio will generally consist of 30 to 45 stocks with position sizes of 1% to 5% (8% maximum position weighting). Annual portfolio turnover is anticipated to be less than 25%. If a stock held in the fund omits its dividend, the fund is not required to immediately sell the stock, but the fund will not purchase any stock that does not have a 25 year record of paying cash dividends.
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the fund’s assets.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce
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or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
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In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
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Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	12/31/2016	7.72%
Worst Quarter:	09/30/2015	-7.18%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class A			01/04/2013
Return before taxes	9.58%	11.53%
Return after taxes on distributions	7.45%	9.02%
Return after taxes on distributions and sale of fund shares	7.05%	8.78%
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	13.66%	13.53%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC Portfolio Managers:
Ray Nixon, Jr.	Portfolio Manager	since 2013
Brian Quinn, CFA	Portfolio Manager	since 2013
Lewis Ropp	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Dynamic Allocation

Investment Objective: The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The fund will seek to reduce volatility as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.58%	0.58%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.60%	0.60% [1]
Acquired fund fees and expenses	0.18%	0.18%
Total annual fund operating expenses	1.61%	1.61%
Fee waiver and/or expense reimbursement[2]	0.33%	0.33%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[3]	1.28%	1.28%
1	Other expenses are based on estimates for the current fiscal year.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.10% for Class T1 shares and 1.10% for Class T2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
3	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$377	$714	$1,074	$2,086
Class T2	$426	$762	$1,120	$2,127
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 3% of the average value of its portfolio.
Principal Investment Strategies: The fund seeks to achieve its objective by investing primarily in a combination of exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment advisers.
QS Investors, LLC (the “sub-adviser”), the fund’s sub-adviser, is responsible for implementation of the fund’s overall asset allocation and the “Dynamic Risk Management” strategy described below. Western Asset Management Company (“Western Asset”), the fund’s sub-sub-adviser, is responsible for the fund’s “Event Risk Management” strategy described below.
The fund seeks to achieve its objective by normally investing in a combination of underlying ETFs representing a broad range of asset classes and investment styles and focuses, combined with multiple layers of risk management strategies. The underlying equity ETFs may include large, mid and small cap ETFs, growth and value-oriented ETFs, international ETFs, and ETFs that are based on equity indexes. The underlying long-term fixed income ETFs may include ETFs that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, securities rated below investment grade (commonly known as “junk” bonds) and ETFs that are based on fixed income indexes.
The fund generally seeks to maintain a certain target allocation for long-term investments (the “Target Allocation”). The fund’s current Target Allocation is 70% in equity and 30% in fixed income securities. However, the sub-adviser may from time to time make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. The sub-adviser may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response
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to the markets. When varying exposures among underlying funds, the sub-adviser will examine relative values and prospects among the underlying ETFs’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow. The fund’s tactical overweights or underweights may range from 60% of its net assets in equity ETFs and 40% of its net assets in long-term fixed income ETFs to 75% of its net assets in equity ETFs and 25% of its net assets in long-term fixed income ETFs as, in the sub-adviser’s opinion, market conditions warrant.
The sub-adviser will employ the Dynamic Risk Management strategy and, in its discretion, may adjust the fund’s asset mix as often as intra-day and may vary the fund’s allocation substantially from the Target Allocation. Western Asset will implement the Event Risk Management strategy in an effort to lessen the impact to the fund of steep market declines. As result, the fund’s asset mix may be significantly different than the Target Allocation.
In addition to these long-term investments, the fund may invest in short-term defensive instruments, including money market funds, Treasury bills and cash, and may enter into derivative transactions involving options, futures and swaps as a part of its risk management strategies.
Risk Management
The sub-adviser and Western Asset will implement a combination of risk management strategies that will attempt to reduce downside volatility within the fund. These strategies include Dynamic Risk Management and Event Risk Management, as described below. Through both strategies, the fund gives up some of the potential for high total return that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.
Dynamic Risk Management. The Dynamic Risk Management strategy seeks to reduce the fund’s market risk exposure and volatility. As frequently as intra-day, the Dynamic Risk Management strategy may increase the fund’s exposure to short-term defensive instruments in response to certain levels of negative fund performance. At other times, Dynamic Risk Management may decrease the fund’s exposure to short-term defensive instruments and increase its exposure to equity ETFs and long-term fixed income ETFs in order to return to the fund’s Target Allocation in response to certain levels of positive fund performance. The maximum daily allocation to short-term defensive instruments will be 95% of the fund’s net assets.
In response to certain levels of negative fund performance, the sub-adviser may increase the fund’s exposure to short-term defensive instruments (“derisking”) based on a formula that takes into account the fund’s current NAV, macro-economic conditions, and the fund’s underlying volatility. In order to implement this strategy, the sub-adviser anticipates that it will sell shares of equity and longer-term fixed-income ETFs and other liquid securities or engage in short sale transactions involving index options and index futures contracts. In response to certain levels of positive fund performance, the fund may purchase equity and longer-term fixed-income ETFs or cover short futures positions (when the fund is not managed strictly according to the standard Target Allocation). The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management. If the sub-adviser determines that de-risking is no longer appropriate, the fund will reverse this process, sell short-term defensive instruments and purchase equity and longer-term fixed income ETFs in accordance with the fund’s Target Allocation.
Event Risk Management. The Event Risk Management strategy seeks to reduce the impact to the fund of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads.
The fund may invest up to 7% of its net assets at the time of purchase in this strategy (as measured by the aggregate premiums paid on options and initial margin on futures contracts). If the fund’s holdings in this strategy increase in value to over 7% of its net assets as a result of market movements, the fund will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 7% of its net assets. The value of the fund’s assets invested in this strategy may be substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the fund has engaged in “de-risking,” the fund’s NAV could decline even if the broader markets rise in value. Conversely, if the value of the instruments in the Event Risk Management strategy increases after the fund has engaged in “de-risking,” the fund’s NAV could increase even if the broader markets fall in value.
Western Asset’s views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, the fund will implement the Event Risk Management strategy through investments in options, futures, swaps or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements, there may be times when the investment and transaction costs related to hedging will result in losses to the fund. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
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Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Asset Allocation – The sub-adviser allocates the fund's assets among various asset classes and underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the fund holds in equity and fixed income ETFs and may be more concentrated in short-term defensive instruments. The fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. If the fund increases its exposure to short-term defensive instruments at inopportune times or for extended periods of time, the fund may experience lower performance and greater losses. There is no guarantee that the Dynamic Risk Management strategy will work as intended.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your
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investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Event Risk Management – The Event Risk Management strategy may utilizing options, futures and swaps that are expected to increase in value during the occurrence of certain market events. An instrument used to hedge market event risk could lose all or a portion of its value even in a period of severe market stress. Implementation of the strategy may result in the fund holding options, futures and swaps positions that take contradictory views on market movements. The costs of purchasing and selling these instruments may reduce the fund’s return. The fund may not be able to close out a position at the desired time or price. There is no guarantee that the Event Risk Management strategy will work as intended.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely
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affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data
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supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
Tactical and Strategic Asset Allocation – The fund’s tactical asset allocation strategy involves making short-term adjustments to the fund’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The fund’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The fund may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and
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those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to May 1, 2015, the fund was named Transamerica Tactical Rotation, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2013	6.50%
Worst Quarter:	09/30/2015	-5.45%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				10/31/2012
Return before taxes	6.35%	6.05%	6.22%
Return after taxes on distributions	6.14%	5.25%	5.09%
Return after taxes on distributions and sale of fund shares	3.76%	4.55%	4.53%
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	15.51%
Transamerica Dynamic Allocation Blended Benchmark (reflects no deduction for fees, expenses or taxes)	16.98%	10.23%	10.28%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The Transamerica Dynamic Allocation Blended Benchmark consists of the following: Russell 1000® Index, 50%; Bloomberg Barclays Global Aggregate Index ex-US, 15%; Bloomberg Barclays US Aggregate Bond Index, 15%; MSCI All Country World Index ex-U.S., 10%; and the Russell 2000® Index, 10%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Adam J. Petryk, CFA	Portfolio Manager	since 2016
Thomas Picciochi	Portfolio Manager	since 2015
Ellen Tesler	Portfolio Manager	since 2015

Sub-Sub-Adviser: Western Asset Management Company Portfolio Managers:
Prashant Chandran	Portfolio Manager	since 2015
Jim K. Huynh	Portfolio Manager	since 2017
S. Kenneth Leech	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with
Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Dynamic Income

Investment Objective: Seeks high current income as the primary objective with capital appreciation as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.05%	0.05% [1]
Acquired fund fees and expenses	0.34%	0.34%
Total annual fund operating expenses[2]	1.14%	1.14%
1	Other expenses are based on estimates for the current fiscal year.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$363	$603	$862	$1,601
Class T2	$413	$651	$909	$1,645
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 9% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing primarily in a combination of underlying exchange-traded funds (“ETFs”).
The sub-adviser utilizes a dynamic optimization approach that seeks to maximize current income though the use of a proprietary quantitative model. The dynamic approach reallocates the portfolio’s assets in an effort to maximize income, within the context of the level of risk taken. The model is used as a tool by the sub-adviser in seeking to achieve the fund’s objective, however the sub-adviser has the ability to use discretion throughout the portfolio implementation process.
The sub-adviser’s asset allocation strategy involves making adjustments to the fund’s asset mix, utilizing among other things the sub-adviser’s research on various risk and income considerations, in an effort to maximize yields relative to risks as market and economic conditions change. The sub-adviser’s selections of individual ETFs to a given asset class may be driven by income, risk, diversification, liquidity, fees, or other investment considerations.
Under normal circumstances, the fund’s equity allocation will generally vary between approximately 30% and 35% of its net assets. The equity allocation normally involves a combination of domestic and non-U.S. ETFs, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The fund’s allocation to non-U.S. equity ETFs will generally not exceed more than 18% of the total net assets of the fund. The fund’s allocation to bond ETFs (which may include domestic and non-U.S. government, corporate, high yield and structured bonds, including emerging markets) will generally vary between approximately 65% and 70% of net assets. The sum of the fund’s allocation to high yield (commonly known as “junk” bonds) and emerging market fixed income asset classes will generally not exceed 60% of the fund’s net assets. The fund’s allocation to non-U.S. fixed income ETFs will generally not exceed 35% of the net assets of the fund.
The sub-adviser dynamically rebalances assets on a monthly basis and rotates the fund’s assets semi-annually, or as needed dependent upon market conditions, among various asset classes in an effort to take advantage of changing conditions that the sub-adviser believes favor one asset class over another. Based on the analysis of risk and income characteristics, the sub-adviser will increase the allocation to the asset classes that the sub-adviser believes have a higher probability of contributing to a higher yield at a reasonable risk level. The investment process incorporates a limit of 20% to any single ETF and also employs diversification measures in an effort to ensure the fund includes exposure to multiple asset classes.
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The sub-adviser uses a largely quantitative process to seek an income focused portfolio that has a high yield and corresponds to a desired risk level. As part of the investment process, the sub-adviser defines a universe of ETFs that generate regular income and then estimates the yield on each ETF. The sub-adviser incorporates various inputs focused on income and risk into the model and includes constraints and metrics that limit asset class exposures to ensure portfolio diversification. The sub-adviser may exercise its judgment in managing the fund and may, in its discretion, adjust, change, or even disregard the quantitative model at any time. The desired output of the process is a well-diversified income portfolio.
It is the fund's goal to pay a monthly dividend that is generally consistent in amount based on current market conditions, including current interest rates. The dividend will be calculated based on estimates of expected dividends from the fund’s holdings. Actual dividends received by the fund may vary from the estimates, and subsequent monthly dividends will be adjusted accordingly.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. It is not possible to predict the extent to which the fund will be invested in a particular underlying ETF at any time. The fund may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the fund’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Asset Allocation – The sub-adviser allocates the fund's assets among various asset classes and underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains
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unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs
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of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or
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not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
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Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
Tactical and Strategic Asset Allocation – The fund’s tactical asset allocation strategy involves making short-term adjustments to the fund’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The fund’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The fund may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
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As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to May 1, 2015, the fund was named Transamerica Tactical Income, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2016	7.82%
Worst Quarter:	09/30/2015	-6.00%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				10/31/2011
Return before taxes	1.85%	2.68%	3.66%
Return after taxes on distributions	0.30%	0.76%	1.71%
Return after taxes on distributions and sale of fund shares	1.16%	1.20%	1.99%
iBoxx $ Liquid High Yield Index (reflects no deduction for fees, expenses or taxes)	6.32%	4.72%	6.10%
Transamerica Dynamic Income Blended Benchmark (reflects no deduction for fees, expenses or taxes)	9.92%	7.22%	7.74%
The Transamerica Dynamic Income Blended Benchmark consists of the following: iBoxx $ Liquid High Yield Index, 40%, Bloomberg Barclays US Aggregate Bond Index, 30% and S&P 500®, 30%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
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Management:
Investment Manager:Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Adam J. Petryk, CFA	Portfolio Manager	since 2016
Thomas Picciochi	Portfolio Manager	since 2015
Ellen Tesler	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Emerging Markets Debt

Investment Objective: Seeks to generate a high total return through a combination of capital appreciation and income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.62%	0.62%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.09%	0.09% [1]
Total annual fund operating expenses	0.96%	0.96%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$345	$548	$768	$1,399
Class T2	$395	$597	$815	$1,443
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 247% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Logan Circle Partners, LP (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging market countries.
The sub-adviser seeks to identify companies in developing countries that are believed to be undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The fund will normally invest its assets in local currency and hard currency (such as U.S. dollars) emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar denominated sovereign exposure should range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures should range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.
The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies. The fund may use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. The sub-adviser generally considers selling a security when it determines that the holding no longer satisfies its investment criteria.
The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.
The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
The fund is non-diversified.
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Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
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Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as
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intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
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The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2012	8.84%
Worst Quarter:	06/30/2013	-6.82%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				08/31/2011
Return before taxes	7.04%	2.19%	5.43%
Return after taxes on distributions	4.81%	0.33%	3.44%
Return after taxes on distributions and sale of fund shares	3.95%	0.77%	3.29%
J.P. Morgan Emerging Markets Bond Index Global (reflects no deduction for fees, expenses or taxes)	9.59%	3.80%	6.00%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Logan Circle Partners, LP Portfolio Managers:
Todd Howard, CFA	Portfolio Manager	since 2011
Scott Moses, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
57

Transamerica Emerging Markets Equity

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.98%	0.98%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.18%	0.18% [1]
Total annual fund operating expenses	1.41%	1.41%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$390	$685	$1,002	$1,899
Class T2	$439	$733	$1,048	$1,940
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 49% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, ClariVest Asset Management LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)) of issuers economically tied to one or more emerging market countries. Issuers considered to be economically tied to emerging market countries include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more emerging markets; (2) an issuer of securities that are principally traded in one or more emerging markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more emerging markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more emerging markets; (4) a governmental or quasi-governmental entity of an emerging market; or (5) any other issuer that the sub-adviser believes may expose the fund’s assets to the economic fortunes and risks of emerging markets. The sub-adviser may consider any one of the five factors when making a determination that an issuer is “economically tied” to emerging markets. The sub-adviser may consider an issuer to be economically tied to emerging markets even though it may be based in a developed market such as the United States. The sub-adviser considers emerging market countries to be countries included in the MSCI Emerging Markets Index.
The fund may (but is not required to) invest up to 100% of its total assets in foreign securities. The fund will normally emphasize investments in common stocks and other equity securities. The fund may invest in companies that exhibit growth characteristics and companies that exhibit value characteristics.
In selecting securities for the fund, the sub-adviser utilizes quantitative tools in a bottom-up investment process. Using an internally developed algorithm, the sub-adviser constructs a portfolio that seeks to maximize expected alpha, subject to constraints designed to meet long-run expected active risk goals. The annual portfolio turnover rate of the fund may exceed 125%.
The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not
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insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for
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fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
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Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2017	14.70%
Worst Quarter:	09/30/2015	-18.06%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				04/30/2012
Return before taxes	29.60%	1.90%	2.06%
Return after taxes on distributions	29.61%	1.86%	2.01%
Return after taxes on distributions and sale of fund shares	17.14%	1.63%	1.74%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	37.75%	4.73%	5.21%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: ClariVest Asset Management LLC Portfolio Managers:
Stacey Nutt	Portfolio Manager	since 2014
David R. Vaughn, CFA	Portfolio Manager	since 2012
Priyanshu Mutreja, CFA	Portfolio Manager Assistant Portfolio Manager	since 2017 since 2014
Alex Turner, CFA	Portfolio Manager Assistant Portfolio Manager	since 2014 since 2012
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Event Driven

Investment Objective: Seeks positive absolute returns.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	1.19%	1.19%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses[1]	0.46%	0.46%
Dividend and interest expenses on securities sold short[2]	0.17%	0.17%
All other expenses	0.29%	0.29%
Acquired fund fees and expenses	0.04%	0.04%
Total annual fund operating expenses	1.94%	1.94%
Fee waiver and/or expense reimbursement[3]	0.13%	0.13%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.81%	1.81%
1	Other expenses are based on estimates for the current fiscal year.
2	Dividend expense on securities sold short refers to paying the value of dividends to the securities' lenders. Interest expense on securities sold short arises from the use of short sale proceeds to invest more than 100% of the fund's net assets in long positions.
3	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.60% for Class T1 shares and 1.60% for Class T2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$429	$832	$1,259	$2,447
Class T2	$478	$879	$1,304	$2,486
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 633% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Advent Capital Management, LLC (the “sub-adviser”), normally invests the fund’s assets, directly or synthetically through derivatives, in securities of companies the sub-adviser believes are involved in a corporate or special situation event. Events may include, but are not limited to, stock repurchase programs, spinoffs, asset sales, restructurings, refinancings, mergers and acquisitions, earnings announcements, and investments driven by special features in bond indentures (such as ratchet clauses and poison puts). The sub-adviser may also invest in opportunities related to securities the sub-adviser believes are mispriced due to market volatility, the economic cycle or market liquidity. The fund may invest in a variety of securities within a company’s capital structure, including, but not limited to, debt instruments, convertible securities, preferred securities, equity securities and warrants. Such securities may be senior or subordinated securities.
The fund’s strategy normally employs a substantial amount of leverage. A large portion of the fund’s long investment exposure to a company’s securities may be established through total return swaps or other derivative instruments that have a leveraging effect on the fund. The fund may also take short positions which involve leverage.
The sub-adviser utilizes fundamental research to select investments and seeks to attain the most optimal implementation of its fundamental views in the current market environment through direct investments and/or synthetically through derivatives. In executing its strategy, the fund generally seeks to capture the price difference between a security’s current market price and the anticipated value to be delivered through the successful completion of an extraordinary corporate transaction or a unique event-driven opportunity. Intensive fundamental and security valuation analysis is applied by the sub-adviser in an effort to identify value and manage risk,
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as well as to calculate rates of return and monitor investment thesis progress. The fund will generally invest in transactions with identifiable time-frames and high expected returns.
To execute the fund’s strategy, the sub-adviser may take long or short positions in the securities of a company based on fundamental research or technical factors, which may include, but are not limited to, valuation, anticipated earnings releases, technical trading characteristics, and specific corporate events (such as strikes, contract awards, FDA approvals, new product announcements, industry dynamics, or the effects of news from a competitor).
The fund generally uses derivatives as part of the overall implementation of its strategy, and derivatives usage may be substantial. Such derivatives may include total return swaps, credit default swaps, interest rate swaps, forward currency contracts, options on securities and futures transactions. Derivatives may be used in different ways within the fund. For example, derivatives may be used as a substitute for a direct investment in stocks, bonds or convertible securities. Derivatives also may be used for speculative or hedging purposes. Derivatives used by the fund may involve leverage.
When the fund uses derivatives with a leveraging effect, changes in the value of the fund’s investments will have a larger effect on its share price than if it did not use such derivatives. Other risks also are magnified and there are costs associated with using leverage. The fund may have to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to comply with the applicable segregation requirements.
The fund will invest primarily in companies in developed markets, but may invest up to 20% of its assets in companies located in emerging markets. The fund may invest without limit in companies in non-U.S. developed markets and in lower investment grade and non-investment grade fixed income securities (commonly known as “junk bonds”). The sub-adviser expects the average duration of the fixed income securities within the fund’s portfolio, including the negative duration of short positions in fixed income securities, to be between 3 and 4 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security to changes in interest rates. The fund may invest in companies of any capitalization.
The fund may have a portfolio turnover rate that is significantly higher than a comparable fund.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Arbitrage – Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
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Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default,
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tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a
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bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The past performance information shown below is for Class I2 shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class I2 shares because the classes are invested in the same portfolio of securities, the returns for Class I2 shares will vary from Class T1 and Class T2 shares because Class I2 shares have lower expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
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Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	06/30/2016	3.32%
Worst Quarter:	09/30/2015	-3.25%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I2			03/31/2015
Return before taxes	5.37%	2.13%
Return after taxes on distributions	4.69%	1.61%
Return after taxes on distributions and sale of fund shares	3.07%	1.40%
BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	1.11%	1.07%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Advent Capital Management, LLC Portfolio Managers:
Odell Lambroza	Portfolio Manager	since 2015
Tracy V. Maitland	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T1 or Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Flexible Income

Investment Objective: Seeks to provide high total return through a combination of current income and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.48%	0.48%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.08%	0.08% [1]
Total annual fund operating expenses	0.81%	0.81%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$331	$502	$688	$1,227
Class T2	$380	$551	$736	$1,272
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 34% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.
Under normal circumstances, at least 50% of the fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the fund’s sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). The fund may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environments and global asset classes and proprietary “bottom up” research of sectors, industries, issuers and individual securities. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement and relative value of markets and securities prices worldwide. In its proprietary “bottom up” research of corporate and sovereign debt and other fixed income securities, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine asset class, sector, security, yield curve and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
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Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
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Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs
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of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including
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interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
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Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	12.36%
Worst Quarter:	12/31/2008	-12.66%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				06/29/1987
Return before taxes	-0.09%	2.43%	4.53%
Return after taxes on distributions	-1.68%	0.87%	2.72%
Return after taxes on distributions and sale of fund shares	-0.05%	1.13%	2.72%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Jeremy Mead, CFA	Portfolio Manager	since 2017
James K. Schaeffer, Jr.	Portfolio Manager	since 2011
Doug Weih, CFA	Portfolio Manager	since 2014
Brian W. Westhoff, CFA	Portfolio Manager	since 2005
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
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Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Floating Rate

Investment Objective: Seeks to achieve a high level of current income with capital appreciation as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.64%	0.64%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.11%	0.11% [1]
Acquired fund fees and expenses	0.01%	0.01%
Total annual fund operating expenses[2]	1.01%	1.01%
1	Other expenses are based on estimates for the current fiscal year.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$350	$564	$794	$1,455
Class T2	$400	$612	$841	$1,499
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 55% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances the fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”) seeks to achieve the fund’s objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans or floating rate debt securities. Floating rate loans and floating rate debt securities have interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of sectors, industries and securities. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, collateral and covenants specific to individual issuers and loans.
The fund will primarily invest in first lien, senior secured term floating rate loans (“senior loans”) to corporate issuers, partnerships and other entities. The fund can invest in senior loans of any maturity and quality. The majority of the fund’s total assets generally will be invested in loans or securities rated below investment grade (that is, loans or securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser), and the fund may invest without limitation in such loans and securities (commonly known as “junk bonds”). The issuers of the loans in which the fund invests may themselves be rated below investment grade even if the loan itself is not.
The fund may invest up to 15% of its net assets in unsecured floating rate loans and floating rate debt securities and up to 15% of its net assets in second lien floating rate loans. The fund may also invest up to 20% of its net assets in subordinated bridge loans, unsecured fixed rate high yield bonds, money market instruments and other fixed rate debt securities, including distressed securities that may be in default and have any or no credit rating.
The fund may invest in loans of foreign borrowers and foreign debt securities, including emerging market debt securities, but expects that the majority of its total assets will be invested in loans and debt securities of U.S. borrowers or issuers. The fund may invest in exchange traded funds (“ETF”) to create exposure to asset classes.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest
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rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
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Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Junior Loans – Junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity
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and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced
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to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2016	2.09%
Worst Quarter:	12/31/2015	-0.91%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class A			10/31/2013
Return before taxes	-1.38%	2.36%
Return after taxes on distributions	-2.99%	0.75%
Return after taxes on distributions and sale of fund shares	-0.79%	1.05%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	4.25%	3.97%
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The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
John F. Bailey, CFA	Portfolio Manager	since 2013
Jason P. Felderman, CFA	Portfolio Manager	since 2013
Zach Halstead	Portfolio Manager	since 2018
James K. Schaeffer, Jr.	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Global Equity

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.84%	0.84%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.19%	0.19% [1]
Acquired fund fees and expenses	0.01%	0.01%
Total annual fund operating expenses[2]	1.29%	1.29%
1	Other expenses are based on estimates for the current fiscal year.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$378	$649	$940	$1,768
Class T2	$427	$697	$986	$1,810
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 38% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Rockefeller & Co., Inc. (the “sub-adviser”) invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The fund may invest in securities of U.S. and non-U.S. issuers of any size, but generally focuses on larger, more established companies. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets, as classified using the MSCI classifications of emerging and frontier markets. Under normal conditions, the fund will invest in at least four countries including the U.S. Securities held by the fund may be denominated in both U.S. dollars as well as the local currency.
The sub-adviser selects investments for the fund’s portfolio using a bottom-up security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition and compelling valuations.
Equity securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants for equity securities, depositary receipts such as American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, and interests in other investment companies, including exchange traded funds, that invest in equity securities.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency
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exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates,
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lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile;
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or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to September 4, 2014, the fund was named Transamerica Multi-Manager International Portfolio, had a portfolio construction manager and used different investment strategies. The performance set forth prior to that date is attributable to the previous portfolio construction manager.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	25.56%
Worst Quarter:	12/31/2008	-22.43%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				03/01/2006
Return before taxes	19.56%	7.54%	2.22%
Return after taxes on distributions	19.06%	7.24%	1.96%
Return after taxes on distributions and sale of fund shares	11.54%	5.89%	1.70%
MSCI All Country World Index Net	23.97%	10.80%	4.65%
MSCI World Index ex-U.S. (reflects no deduction for fees, expenses or taxes)	24.81%	7.97%	2.38%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Rockefeller & Co., Inc. Portfolio Managers:
Jimmy C. Chang, CFA	Portfolio Manager	since 2014
David P. Harris, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
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Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica High Yield Bond

Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.57%	0.57%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.05%	0.05% [1]
Total annual fund operating expenses	0.87%	0.87%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$337	$521	$720	$1,296
Class T2	$386	$569	$768	$1,340
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 39% of the average value of its portfolio.
Principal Investment Strategies: The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund's sub-adviser). The sub-adviser’s strategy is to seek to achieve high returns for the fund while maintaining a reasonable risk profile.
In managing the fund's assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
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Bank Obligations – To the extent the fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
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Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
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In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is
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holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	22.80%
Worst Quarter:	12/31/2008	-16.73%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				06/14/1985
Return before taxes	1.86%	4.02%	6.92%
Return after taxes on distributions	-0.41%	1.50%	4.22%
Return after taxes on distributions and sale of fund shares	1.05%	1.91%	4.19%
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	7.50%	5.78%	8.09%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Kevin Bakker, CFA	Portfolio Manager	since 2007
Benjamin D. Miller, CFA	Portfolio Manager	since 2006
James K. Schaeffer, Jr.	Portfolio Manager	since 2011
Derek Thoms	Portfolio Manager	since 2016
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
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Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica High Yield Muni

Investment Objective: Seeks to maximize total return through investment in medium- and lower-grade municipal securities that are exempt from federal income tax.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.54%	0.54%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.18%	0.18% [1]
Total annual fund operating expenses	0.97%	0.97%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$346	$551	$773	$1,410
Class T2	$396	$600	$820	$1,454
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 115% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”) applicable to individuals. Interest income from some of the municipal obligations in which the fund may invest may be subject to AMT. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions. The fund may invest 25% or more of its total assets in any sector or sub-sector of the municipal bond market.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The process is engineered to seek to exploit mispricing that may be apparent at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve positioning. Investment decisions are made to maximize total return while balancing portfolio risk. The fund’s investments generally include higher yielding municipal bonds, specifically medium- to- lower-grade municipal bonds. High-yield, lower-grade debt securities (commonly known as “junk bonds”) are those rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by Standard & Poor’s Rating Services (“S&P”) or comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined by the sub-adviser to be of comparable quality). The fund has the flexibility to invest the remainder of its assets in a broad array of issuers across the credit spectrum.
The fund may also invest up to 15% of its assets in municipal bonds that are distressed securities. Distressed securities are securities that are the subject of bankruptcy proceedings or are rated in the lowest rating categories by at least one independent rating agency (“CC” or lower by S&P or Fitch or “Ca” or lower by Moody’s), or if unrated, judged to be of comparable quality by the sub-adviser. The fund may also invest in higher quality debt securities.
Under normal conditions, the duration of the fund will generally vary between three and 20 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates. The fund does not limit the maturity of the securities in which it invests. The maturity of a fixed income security is the measure of time remaining until the final payment on the security is due. However, under normal circumstances, the fund may focus on longer-term maturities in an effort to capture the higher yields generally associated with such maturities. The fund may invest more than 25% of its assets in securities relating to one political subdivision, such as any state or U.S. territory. The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”) as well as municipal bond closed-end funds.
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The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the
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market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has
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begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
The fund may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than tax-exempt securities issued by other issuers. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Puerto Rico Municipal Securities – Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. Recently, Puerto Rico has defaulted on certain general obligation bonds and agency debt payments and there may be additional defaults. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code. It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt restructuring process itself, could adversely affect the value of Puerto Rico municipal securities. To the extent the fund holds any Puerto Rico municipal securities, the fund may lose some or all of the value of those investments.
Taxable Investments – Although distributions of interest income from the fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You
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should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your fund distributions.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2014	5.31%
Worst Quarter:	12/31/2016	-6.64%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class A			07/31/2013
Return before taxes	5.96%	7.33%
Return after taxes on distributions	5.19%	6.53%
Return after taxes on distributions and sale of fund shares	3.95%	5.91%
Bloomberg Barclays High Yield Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	9.69%	6.00%
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The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Belle Haven Investments, L.P. Portfolio Manager:
Matthew Dalton	Portfolio Manager	since 2013
Brian Steeves	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: The fund intends to distribute income that is exempt from regular federal income tax and the AMT. A portion of the fund’s distributions may be subject to taxes.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Inflation Opportunities

Investment Objective: Seeks maximum real return, consistent with appreciation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.58%	0.58%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.12%	0.12% [1]
Total annual fund operating expenses	0.95%	0.95%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$345	$545	$762	$1,387
Class T2	$394	$594	$810	$1,431
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 41% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing the fund’s assets primarily in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.
Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers with respect to domestic issuers.
The fund may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and mortgage-backed asset-backed securities. The fund may invest in securities of any maturity and does not have a target average duration. The fund also may invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents.
The fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (often referred to as “junk bonds”) rated BB or below by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Corporation or Fitch, Inc., or, if unrated, determined by the sub-advisor to be of comparable quality.
The fund may use derivatives, including swaps, currency forward contracts, and futures, in an effort to mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. The fund may invest in swaps, including interest rate swaps, inflation-based swaps and credit default swaps, provided that the fund’s maximum swap underlying notional value exposure does not exceed 40% of the underlying market value of the fund’s portfolio. The fund may also invest in hybrid instruments.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in
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the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more
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volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Hybrid Instruments – Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse
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effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds generally seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the
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market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2016	2.98%
Worst Quarter:	09/30/2015	-2.26%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class A			03/01/2014
Return before taxes	-1.14%	-0.25%
Return after taxes on distributions	-1.74%	-0.66%
Return after taxes on distributions and sale of fund shares	-0.65%	-0.38%
Bloomberg Barclays Global Inflation Linked Bond Index (reflects no deduction for fees, expenses or taxes)	8.67%	2.08%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: PineBridge Investments LLC Portfolio Managers:
Roberto Coronado	Co-Portfolio Manager	since 2016
Gunter H. Seeger	Co-Portfolio Manager	since 2018
Robert A. Vanden Assem, CFA	Co-Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with
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Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Intermediate Muni

Investment Objective: Seeks to maximize total return through a combination of current income that is exempt from federal income tax and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.43%	0.43%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.05%	0.05% [1]
Total annual fund operating expenses	0.73%	0.73%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$323	$478	$646	$1,134
Class T2	$372	$526	$694	$1,179
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 55% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”) applicable to individuals. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The fund will invest utilizing a process that seeks to maximize total return, while adhering to longer term strategic risk management through a disciplined commitment to the diversification benefits of investment in a number of security types within the municipal bond market. The fund does this by taking a flexible approach to where it identifies value opportunities regardless of the par value. The sub-adviser also has the flexibility to invest in a broad array of issuers across the credit spectrum, although the fund is expected to have an investment grade bias.
Under normal conditions, the fund’s dollar-weighted average maturity is more than 3 years and less than 10 years. A fixed income security’s maturity is the date at which the security’s issuer legally agrees to repay the principal.
The fund may invest no more than 25% of its assets in securities of issuers in the same state, political subdivision or U.S. territory. The fund may invest up to 20% of its net assets in taxable investments, including U.S. high yield fixed income securities (commonly known as “junk bonds”) rated B or higher. Junk bonds are those securities rated below investment grade by at least one nationally recognized statistical rating organization, or, if unrated, determined by the sub-adviser to be of comparable quality.
The fund may invest in derivative instruments such as options and futures contracts on U.S. Treasury securities for hedging purposes. The fund may also invest in exchange-traded funds (“ETFs”).
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
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Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
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Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable
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conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
The fund may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than tax-exempt securities issued by other issuers. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Puerto Rico Municipal Securities – Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. Recently, Puerto Rico has defaulted on certain general obligation bonds and agency debt payments and there may be additional defaults. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code. It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt restructuring process itself, could adversely affect the value of Puerto Rico municipal securities. To the extent the fund holds any Puerto Rico municipal securities, the fund may lose some or all of the value of those investments.
Taxable Investments – Although distributions of interest income from the fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your fund distributions.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading
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generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2014	3.48%
Worst Quarter:	12/31/2016	-4.75%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				10/31/2012
Return before taxes	2.19%	3.71%	4.48%
Return after taxes on distributions	2.18%	3.49%	4.27%
Return after taxes on distributions and sale of fund shares	2.10%	3.22%	3.84%
Bloomberg Barclays Muni Managed Money Intermediate Index (reflects no deduction for fees, expenses or taxes)	4.88%	2.55%	2.51%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Belle Haven Investments, L.P. Portfolio Managers:
Matthew Dalton	Portfolio Manager	since 2012
Brian Steeves	Portfolio Manager	since 2012
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
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Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: The fund intends to distribute income that is exempt from regular federal income tax and the AMT. A portion of the fund’s distributions may be subject to taxes.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Equity

Investment Objective: Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.71%	0.71%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.07%	0.07% [1]
Total annual fund operating expenses	1.03%	1.03%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$352	$570	$804	$1,478
Class T2	$402	$618	$852	$1,522
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 22% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed countries, but may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of approximately 80-110 stocks is selected as a result of this process. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as
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general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have
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the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The past performance information shown below is for Class I shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class I shares will vary from Class T1 and Class T2 shares because Class I shares have lower expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
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The fund acquired the assets and assumed the liabilities of TS&W International Equity Portfolio (the “predecessor fund”) on February 28, 2011, and the predecessor fund is the accounting and performance survivor of the reorganization. This means that the predecessor fund’s performance and financial history have been adopted by the fund. In the reorganization, former shareholders of the predecessor fund received Class I shares of the fund. The performance of Class I shares of the fund includes the performance of the predecessor fund prior to the reorganization. The performance of the predecessor fund has not been restated to reflect the current annual operating expenses of Class I shares. The inception date shown in the table for Class I shares is that of the predecessor fund.

Annual Total Returns (calendar years ended December 31) - Class I
	Quarter Ended	Return
Best Quarter:	06/30/2009	24.59%
Worst Quarter:	09/30/2008	-21.12%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class I				12/18/1992
Return before taxes	22.58%	8.48%	3.59%
Return after taxes on distributions	21.61%	7.62%	3.04%
Return after taxes on distributions and sale of fund shares	13.41%	6.51%	2.74%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.62%	8.39%	2.42%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brandon H. Harrell, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Growth (formerly, Transamerica International Equity Opportunities)

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees[1]	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses[2]	0.06%	0.06%
Total annual fund operating expenses[3]	1.06%	1.06%
1	Management fees have been restated to reflect a reduction in management fees effective March 1, 2018.
2	Other expenses are based on estimates for the current fiscal year.
3	Total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the financial highlights table, which do not reflect the reduction in management fees effective March 1, 2018.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$355	$579	$820	$1,512
Class T2	$405	$627	$867	$1,555
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 15% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Greystone Managed Investments Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities—such as preferred stock, convertible securities and depositary receipts—of issuers economically tied to a number of countries throughout the world, including emerging market countries. The fund normally invests primarily in equity securities of foreign companies, including emerging market equity securities. In selecting investments for the fund, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. The sub-adviser may invest the fund’s assets in companies of any size. The fund may also invest in warrants and rights.
The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser will normally invest the fund’s assets in investments economically tied to at least three countries not including the United States. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country.
The sub-adviser normally allocates the fund's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well
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as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
China A–Shares – The fund may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict the fund’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when the fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the fund’s investments through the Programs. There is no guarantee that all three exchanges will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
In addition, uncertainties in China tax rules governing taxation of income and gains from investments in China A-Shares via the Programs could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the fund.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
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Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions
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may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Warrants and Rights –Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The past performance information shown below is for Class I2 shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class I2 shares because the classes are invested in the same portfolio of securities, the returns for Class I2 shares will vary from Class T1 and Class T2 shares because Class I2 shares have lower expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 1, 2018, the fund was named Transamerica International Equity Opportunities, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	09/30/2009	21.17%
Worst Quarter:	09/30/2011	-20.57%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				06/10/2008
Return before taxes	27.58%	7.41%	4.46%
Return after taxes on distributions	27.19%	6.55%	3.38%
Return after taxes on distributions and sale of fund shares	16.12%	5.69%	3.39%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.62%	8.39%	3.08%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Greystone Managed Investments Inc. Portfolio Managers:
Alfred Li, CFA	Portfolio Manager	since 2018
Jeff Tiefenbach, CFA	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Large Cap Value

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.03%	0.03% [1]
Total annual fund operating expenses	0.93%	0.93%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$343	$539	$752	$1,364
Class T2	$392	$588	$799	$1,409
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 128% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The fund considers large cap companies to be companies with capitalizations within the range of companies included in the Russell 1000® Value Index1. As of December 31, 2017, the market capitalization range of the Russell 1000® Value Index was between approximately $1.1 billion and $489 billion. The fund’s sub-adviser, Levin Capital Strategies, L.P. (the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $10 billion. The fund typically holds between 25 and 40 positions.
The fund will employ a value-oriented, contrarian approach and a bottom-up fundamental research process combining stock specific insight with a contra momentum discipline. Employing a contra momentum discipline is a practice through which the sub-adviser will seek to purchase securities trading lower than recent highs and at modest multiples of cash flow, reflecting low asset valuations and indicating that the securities may be undervalued. The sub-adviser emphasizes capital preservation, risk control and downside protection. The goal of the systematic evaluation is to identify and buy stocks that are undervalued but have an identifiable catalyst, such as a potentially profitable product in the issuer’s production pipeline, that has the potential to unlock value.
The fund will generally invest in companies across a variety of industries and sectors. Valuation is assessed on both a relative and absolute basis. The fund will invest primarily in common stock and depositary receipts. The fund may invest up to 20% of its assets in non-U.S. securities. The fund considers non-U.S. securities to include issuers organized or located outside the U.S. and trade primarily in a market located outside the U.S. The fund may invest up to 20% of its net assets in small and/or medium capitalization companies.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political
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conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies.
Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
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As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to July 31, 2012, the fund was named Transamerica Quality Value, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	12/31/2011	12.47%
Worst Quarter:	09/30/2011	-15.99%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				11/15/2010
Return before taxes	5.88%	14.09%	12.91%
Return after taxes on distributions	2.43%	10.05%	9.85%
Return after taxes on distributions and sale of fund shares	5.15%	9.90%	9.49%
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	13.66%	14.04%	13.11%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Levin Capital Strategies, L.P. Portfolio Managers:
John Levin	Portfolio Manager	since 2012
Jack Murphy	Portfolio Manager	since 2012
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Mid Cap Growth

Investment Objective: Seeks long term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.11%	0.11% [1]
Total annual fund operating expenses	1.11%	1.11%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$360	$594	$846	$1,568
Class T2	$410	$642	$893	$1,611
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 30% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser believes have the potential to deliver earnings growth in excess of the market average, or to become market leaders. Under normal circumstances, the fund’s sub-adviser, Quantum Capital Management (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index1. As of December 31, 2017, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $1.2 billion to $36.7 billion. Over time, the capitalizations of the companies in the Russell Midcap® Growth Index will change. As they do, the size of the companies in which the fund invests may change.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The fund emphasizes common stocks. The fund may also invest in foreign securities.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments
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could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Mid Growth (the “predecessor fund”), on March 10, 2017, and the predecessor fund is the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Prior to June 28, 2013, the predecessor fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.
The past performance shown below is for Class R4 shares. Although Class T1 and Class T2 shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class T1 and Class T2 shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included in a future prospectus after the classes have been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	12/31/2010	17.62%
Worst Quarter:	12/31/2008	-25.45%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				11/07/2001
Return before taxes	21.29%	13.43%	6.48%
Return after taxes on distributions	19.97%	8.62%	4.19%
Return after taxes on distributions and sale of fund shares	12.76%	8.82%	4.29%
Russell Midcap® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	25.27%	15.30%	9.10%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Quantum Capital Management Portfolio Managers:
Howard Aschwald, CFA	Portfolio Manager	since 2013
Timothy D. Chatard, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Mid Cap Value Opportunities

Investment Objective: Seeks to provide investors with long term capital growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.05%	0.05% [1]
Total annual fund operating expenses	1.00%	1.00%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$349	$560	$789	$1,444
Class T2	$399	$609	$836	$1,488
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 76% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund's sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Value Index1 (between approximately $4.4 billion and $29 billion as of its most recent reconstitution on June 23, 2017). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.
The fund primarily invests in common stocks. The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser's mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action.
The sub-adviser's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions
129

include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2016	5.15%
Worst Quarter:	09/30/2015	-2.71%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class A			04/30/2014
Return before taxes	3.30%	8.54%
Return after taxes on distributions	1.49%	6.76%
Return after taxes on distributions and sale of fund shares	3.34%	6.22%
Russell Midcap® Value Index[1] (reflects no deduction for fees, expenses or taxes)	13.34%	9.91%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brett P. Hawkins, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
131

Transamerica MLP & Energy Income

Investment Objective: Seeks long-term growth of capital while providing current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	1.11%	1.11%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.08%	0.08% [1]
Total annual fund operating expenses	1.44%	1.44%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$393	$694	$1,017	$1,931
Class T2	$442	$742	$1,063	$1,972
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 41% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “sub-adviser”), seeks to achieve the fund’s stated objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and debt securities of energy master limited partnerships (“MLPs”), MLP-related entities, energy infrastructure companies and other issuers in the energy sector. The sub-adviser considers the “energy sector” to consist of companies involved in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity (“energy-related assets”).
MLPs are publicly traded partnerships that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products (“midstream assets”). MLPs also include general partner MLPs whose assets consist of ownership interests of an affiliated MLP (which may include general partnership interests, incentive distribution rights, common units and subordinated units).
MLP-related entities include companies structured as MLPs that have elected to be taxed as corporations for federal income tax purposes and affiliates of MLPs, substantially all of whose assets consist of i-units and instruments that are derivatives of interests in MLPs. MLP affiliates are not treated as publicly traded partnerships for federal income tax purposes. Energy infrastructure companies are companies, other than MLPs, that own or operate midstream assets. This includes companies that (i) derive at least 50% of their revenues or operating income from midstream assets or (ii) have midstream assets that represent a majority of their assets. Energy infrastructure companies are not structured as MLPs and are taxed as corporations. Investments in other issuers in the energy sector will consist of companies that own, operate or provide services to energy-related assets.
MLP and MLP-related equity investments by the fund may include securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, including MLP and limited liability company common units; the equity securities issued by MLP-related entities, such as I-shares of MLP-related entities and common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in MLPs and energy infrastructure companies.
The fund may invest in the debt securities of issuers in the energy sector, but not more than 10% of its total assets may be invested in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities.
The fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to I-shares of MLP-related entities, substantially all of whose assets consist of
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limited partnership interests in MLPs in the form of i-units, which are not treated as publicly traded partnerships for federal income tax purposes. MLP-related entities receive additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-shares will receive additional I-shares, in the same proportion as the MLP-related entities’ receipt of i-units, rather than cash distributions.
The fund may use short sales, arbitrage and other strategies to try to generate additional return, the maximum exposure to which may not exceed 20% of the fund’s net assets. As part of such strategies, the fund may (1) engage in paired long short trades in an attempt to arbitrage pricing disparities in securities held in the fund (e.g., establishing a long or short position in the equity of an MLP issuer while simultaneously establishing an opposite position in an affiliated MLP-related entity or other affiliated equity security); (2) trade call or put options; (3) enter into total return swaps or credit default contracts; or (4) sell securities short. The fund may also invest in foreign securities, but generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. and Canadian exchanges.
Options trading is not a core strategy of the fund, but may be used to monetize existing positions when price targets are reached, to generate income and to help hedge the fund. In addition, by taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.
The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes.
The above investment restrictions apply at the time of purchase, and the fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Arbitrage – Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
Capital Markets – Energy companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, energy companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
Cash Flow – A substantial portion of the income received by the fund is expected to be derived from investments in equity securities of energy companies. The amount and tax characterization of cash that any such company has available for distribution depends on the amount of cash generated from such company’s operations. Cash from operations may vary widely from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. In addition, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs, borrowing costs and other costs of expenditures may reduce the amount of cash that a company has available for distribution in a given period.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains
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unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
Energy Sector – Under normal circumstances, the fund concentrates its investments in industries in the energy sector. Investing in the energy sector involves a number of risks, including:
•	Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies.
•	Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated.
•	Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons.
•	Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and (v) the prices they may charge for the products and services they provide.
•	Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices.
•	Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that energy companies are unable to make such acquisitions, whether because they are unable to identify attractive acquisition candidates and negotiate and close acceptable purchase contracts or to raise financing for such acquisitions on economically acceptable terms, or otherwise, their future growth may be limited.
•	Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
•	Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions.
•	Terrorism/Market Disruption . Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets.
•	Weather. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating
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downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Industry Concentration – The fund concentrates its investments in a specific industry or industries. Concentration in a particular industry subjects the fund to the risks associated with that industry. As a result, the fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The yields for equity securities of MLPs and certain midstream companies (companies that own and operate midstream assets, which are used in energy logistics, including, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products) are susceptible in the short-term to fluctuations in interest rates and the prices of such equity securities may decline when interest rates rise. This is also true for investments in debt instruments of energy companies. Rising interest rates can adversely impact the financial performance of energy companies by increasing the cost of capital. This may reduce such companies’ ability to execute acquisitions or expansion projects in a cost-effective manner.
IPOs – Initial public offerings (“IPOs”) are subject to specific risks which include, among others:
•	high volatility;
•	no track record for consideration;
•	securities may be illiquid; and
•	earnings are less predictable.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid
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investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Master Limited Partnerships – Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of the fund’s investments in such securities may decline if interest rates rise. The value of the fund’s investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
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Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Privately Held Companies – Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the sub-adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the fund invests. Investments in privately held companies may be illiquid and difficult to value.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Tax – In order to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. If the fund were to fail to meet any of these requirements, the fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would generally be taxable to shareholders as ordinary dividend income to the extent attributable to the fund’s earnings and profits. If the fund were to fail to qualify as a RIC, shareholders of the fund could realize significantly diminished returns from their investment in the fund. In the alternative, the fund may be able to preserve its RIC qualification under those circumstances by meeting certain conditions, in which case it may be subject to certain additional taxes.
The fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes. An MLP is an entity treated as a partnership under the Internal Revenue Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. If it does not so qualify, it will generally be subject to tax as a corporation and there could be a material decrease in the value of its securities.
Depreciation or other cost recovery deductions passed through to the fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the fund may need to liquidate investments, which may lead to additional recapture income.
Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the fund or the issuers in which the fund invests. Any such changes could negatively impact the value of the fund’s investments and the amount and tax characterization of distributions paid by the fund.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a
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different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2016	15.90%
Worst Quarter:	09/30/2015	-26.47%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class A			04/30/2013
Return before taxes	-5.89%	-3.36%
Return after taxes on distributions	-6.81%	-4.24%
Return after taxes on distributions and sale of fund shares	-2.79%	-2.71%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	14.08%
Alerian MLP Total Return Index (reflects no deduction for fees, expenses or taxes)	-6.52%	-4.02%
Transamerica MLP & Energy Income Blended Benchmark (reflects no deduction for fees, expenses or taxes)	-0.21%	-0.16%
Prior to November 1, 2017, the secondary benchmark of the fund was the Transamerica MLP & Energy Income Blended Benchmark, which consisted of the Alerian MLP Total Return Index (50%) and Bloomberg Barclays Investment Grade Credit Index (50%). As of November 1, 2017, the secondary benchmark is the Alerian MLP Total Return Index. This change to the secondary benchmark was made to more accurately reflect the principal investment strategies of the fund.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Kayne Anderson Capital Advisors, L.P. Portfolio Manager:
John C. Frey	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative
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or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. Some fund distributions may be treated as a return of capital, which is not currently taxable. Distributions treated as a return of capital will reduce your tax basis in your shares.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Multi-Cap Growth

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.07%	0.07% [1]
Total annual fund operating expenses	1.02%	1.02%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$351	$567	$799	$1,467
Class T2	$401	$615	$846	$1,510
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 16% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Alta Capital Management, LLC (the “sub-adviser”), under normal conditions, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies of any size. The sub-adviser seeks to achieve the fund’s investment objective by building a portfolio focused primarily on growth stocks of U.S. companies of any capitalization that the sub-adviser believes will generate above-benchmark returns over a full market cycle.
The sub-adviser utilizes a bottom-up, fundamental approach to identify a group of approximately 30-35 stocks which it believes will outperform the Russell 3000® Growth Index1. The sub-adviser anticipates making investments in companies representing a broad range of market capitalizations, which generally may include large-, mid-, and small-capitalization companies. The sub-adviser may invest up to 20% of the fund’s assets in securities of foreign companies, including emerging market securities, primarily indirectly through American Depositary Receipts (ADRs).
The sub-adviser seeks to invest in what the sub-adviser believes are quality companies with a demonstrated history of consistent growth and stability in earnings that they believe are selling at an attractive valuation relative to future growth expectations. Quality is measured by, among other factors, a company’s demonstrated ability to consistently grow earnings and free cash flow. Other characteristics of quality companies generally include high returns on capital; attractive profit margins; financial flexibility; and a leading industry position. The sub-adviser seeks to purchase stocks of companies capable of sustaining these competitive advantages well into the future.
Research is primarily performed in-house by the sub-adviser and relies on proprietary screens and valuation models. A security may be sold as it reaches the sub-adviser’s fair valuation, its growth or quality attributes are undermined or it underperforms beyond a set limit.
Risk control is inherent to the investment management process. The sub-adviser believes a strict screening process, rigorous assessment of a company’s competitive advantages, and conservative valuation assumptions minimize risk at the individual stock level. Additional risk control measures at the portfolio level include placing bands on individual stock and sector weightings, normally investing no more than 20% of the fund’s net assets in small capitalization companies, and generally maintaining a minimum of 40% of the fund’s net assets invested in large capitalization companies.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or
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other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have
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different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Prior to March 1, 2016, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period between March 22, 2011 and February 29, 2016 is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	20.38%
Worst Quarter:	12/31/2008	-23.89%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				03/01/2000
Return before taxes	16.14%	5.82%	3.38%
Return after taxes on distributions	14.42%	3.33%	1.78%
Return after taxes on distributions and sale of fund shares	9.82%	4.31%	2.59%
Russell 3000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	29.59%	17.16%	9.93%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Alta Capital Management, LLC Portfolio Managers:
Melanie H. Peche, CFA	Portfolio Manager	since 2016
Michael O. Tempest	Portfolio Manager	since 2016
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Multi-Managed Balanced

Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.05%	0.05% [1]
Total annual fund operating expenses	0.95%	0.95%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$345	$545	$762	$1,387
Class T2	$394	$594	$810	$1,431
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 39% of the average value of its portfolio.
Principal Investment Strategies: The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund. The fund varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.
Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The fund's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®.
Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities
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combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund's sub-adviser.
In managing the fund's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s qualitative “top down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined approach to determine sector, security, yield curve positioning, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
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Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation
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index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange
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rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
The fund may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than tax-exempt securities issued by other issuers. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during a recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors
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that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
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Prior to March 22, 2011, the fund was named Transamerica Balanced, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period prior to that date is attributable to that previous sub-adviser. Prior to May 1, 2014, the fund had a different fixed-income sub-adviser and used different investment strategies. The performance set forth for the period between March 22, 2011 and April 30, 2014 is attributable to this previous fixed-income sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	13.89%
Worst Quarter:	12/31/2008	-16.46%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				12/02/1994
Return before taxes	7.57%	8.37%	6.29%
Return after taxes on distributions	6.73%	7.31%	5.09%
Return after taxes on distributions and sale of fund shares	4.90%	6.39%	4.76%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Tyler A. Knight, CFA	Portfolio Manager	since 2015
Sivakumar N. Rajan	Portfolio Manager	since 2017
Doug Weih, CFA	Portfolio Manager	since 2014
Brian Westhoff, CFA	Portfolio Manager	since 2014
Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Steven G. Lee	Portfolio Manager	since 2014
Tim Snyder, CFA	Portfolio Manager	since 2013
Raffaele Zingone, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Multi-Manager Alternative Strategies Portfolio

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees[1]	0.19%	0.19%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.09%	0.09% [2]
Acquired fund fees and expenses	1.45%	1.45%
Total annual fund operating expenses[3]	1.98%	1.98%
1	Management fees have been restated to reflect a reduction in management fees effective July 7, 2017.
2	Other expenses are based on estimates for the current fiscal year.
3	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses and do not fully reflect the reduction in management fees effective July 7, 2017.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$446	$856	$1,291	$2,499
Class T2	$495	$903	$1,335	$2,537
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 65% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing its assets primarily in underlying Transamerica funds (“underlying Transamerica funds”).
Under normal circumstances, the fund expects to invest primarily in underlying Transamerica funds that use alternative investment strategies as their principal investment strategies and/or invest primarily in alternative asset classes which may include, but are not limited to:
•	Long-short and market-neutral strategies;
•	Tactical, strategic or dynamic investment strategies (bond and/or equity);
•	Arbitrage strategies;
•	Event driven strategies;
•	Real estate strategies;
•	Managed futures strategies;
•	Global macro strategies;
•	Commodities and/or natural resources and/or precious metals;
•	Foreign currency trading strategies; and/or
•	Non-core investments (such as micro-cap stocks, international small cap stocks, high yield credit, emerging markets equities and debt, Treasury Inflation-Protected Securities (TIPS), master limited partnerships (MLPs) and foreign bonds).
The fund may invest from time to time in underlying Transamerica funds that use traditional core investment strategies (e.g., invest in developed market equity securities or U.S. investment grade fixed income securities). The fund may also invest directly in U.S. government securities, short-term commercial paper and/or repurchase agreements.
In managing the fund’s portfolio of investments, the sub-adviser will develop a target asset allocation for the fund using quantitative and qualitative techniques and factors. The sub-adviser’s approach to asset allocation seeks to budget the fund’s long term investment risk exposure across risk factors, such as equity risk, interest rate risk, convexity/credit risk, emerging markets risk, commodities risk, equity style factor risk, time series momentum risk and active risk. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.
The sub-adviser may change the fund’s asset allocation at any time without notice to shareholders. The sub-adviser normally adjusts the fund’s strategic asset allocation as part of its tactical investment process in order to react to changes in the markets, the economic cycle and the macroeconomic environment. The fund’s portfolio
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positioning may therefore change over time based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities.
The fund’s investment manager, Transamerica Asset Management, Inc. (the “manager”) will, among other things, oversee and monitor the sub-adviser and will be solely responsible for selecting the underlying Transamerica funds among which the sub-adviser may allocate the fund’s assets and overseeing the management of the underlying Transamerica funds. Each underlying Transamerica fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying Transamerica fund decides which securities to purchase and sell for that underlying Transamerica fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying Transamerica funds.
The sub-adviser may determine (in its sole discretion) that there are multiple Transamerica funds pursuing an investment strategy or investing principally in an asset class represented in the sub-adviser’s target asset allocation; in those cases, the sub-adviser may allocate the portion of the fund’s assets allocated to that strategy or asset class equally among those Transamerica funds using the risk budgeting approach described above.
The “Underlying Funds” section of the prospectus lists the Transamerica funds currently available for investment by the fund and provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the Transamerica funds. It is not possible to predict the extent to which the fund will be invested in a particular Transamerica fund at any time, and the fund may be a significant shareholder in certain Transamerica funds.
The sub-adviser may invest in index-based underlying exchange-traded funds (“underlying ETFs”) that it selects to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available Transamerica funds.
The fund may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s tactical asset allocation and to express the sub-adviser’s short or medium-term investment views. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the Transamerica funds and underlying ETFs.
The fund may invest without restriction as to issuer capitalization, country, market, currency, maturity or credit rating.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose the fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Arbitrage – Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
Asset Allocation – The sub-adviser allocates the fund's assets among various asset classes and underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses, and may cause the fund to underperform.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
CFTC Regulation – The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the fund. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
Commodities and Commodity-Related Securities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
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Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Energy Sector – Under normal circumstances, the fund concentrates its investments in industries in the energy sector. Investing in the energy sector involves a number of risks, including:
•	Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies.
•	Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated.
•	Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons.
•	Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and (v) the prices they may charge for the products and services they provide.
•	Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices.
•	Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that energy companies are unable to make such acquisitions, whether because they are unable to identify attractive acquisition candidates and negotiate and close acceptable purchase contracts or to raise financing for such acquisitions on economically acceptable terms, or otherwise, their future growth may be limited.
•	Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their
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payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
•	Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions.
•	Terrorism/Market Disruption . Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets.
•	Weather. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
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Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
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The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.
The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Natural Resource-Related Securities – Because the fund invests in natural resource related securities, the fund is subject to the risks associated with natural resource investments in addition to the general risk of the stock market. This means the fund is more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors than a more broadly diversified fund. Because the fund invests primarily in companies with natural resource assets, there is the risk that the fund will perform poorly during a downturn in natural resource prices.
Precious Metals-Related Securities – Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
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Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Short Positions – The fund may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the sub-adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a fund’s asset allocation. The fund’s tactical asset management discipline may not work as intended. The fund may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying funds, underlying ETFs or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Underlying Funds – When the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only
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by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to July 7, 2017, the fund had a different sub-adviser and used different investment strategies. The performance set forth from June 11, 2014 to that date is attributable to that previous sub-adviser. From March 1, 2012 to June 11, 2014, the fund was directly managed by TAM, and performance during that period is attributable to TAM. Prior to March 1, 2012, the fund had a different sub-adviser, and performance prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	12.16%
Worst Quarter:	12/31/2008	-10.35%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				12/28/2006
Return before taxes	-0.80%	0.42%	0.95%
Return after taxes on distributions	-1.33%	-0.18%	0.32%
Return after taxes on distributions and sale of fund shares	-0.42%	0.10%	0.53%
BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index (reflects no deduction for fees, expenses or taxes)	3.92%	3.32%	3.45%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	5.99%	2.12%	-0.41%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Goldman Sachs Asset Management, L.P. Portfolio Managers:
Raymond Chan, CFA	Portfolio Manager	since 2017
Christopher Lvoff, CFA	Portfolio Manager	since 2017
Lucy Xin	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through
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certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Short-Term Bond

Investment Objective: Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.04%	0.04% [1]
Total annual fund operating expenses	0.79%	0.79%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$329	$496	$678	$1,203
Class T2	$378	$545	$726	$1,249
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 52% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s portfolio weighted average duration will typically range from 1 to 2.5 years.
Securities in which the fund may invest include:
•	corporate debt securities of U.S. issuers;
•	debt securities of foreign issuers that are denominated in U.S. dollars, including foreign corporate issuers and foreign governments;
•	obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;
•	asset-backed securities and mortgage-backed securities, including commercial mortgage-backed securities; and
•	bank loans.
The fund expects to typically invest no more than 10% of its net assets, but may invest up to 20% of its net assets, in high-yield debt securities (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser). The fund may invest up to 10% of its net assets in emerging market securities.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. This information helps to inform the sub-adviser’s decisions regarding the fund’s duration, yield-curve positioning and level of exposure to various asset classes. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well
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as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Bank Obligations – To the extent the fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect
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the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value
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of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that
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normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	4.77%
Worst Quarter:	12/31/2008	-2.36%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				11/01/2007
Return before taxes	-0.37%	1.27%	3.32%
Return after taxes on distributions	-1.21%	0.30%	2.09%
Return after taxes on distributions and sale of fund shares	-0.21%	0.53%	2.09%
BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index (reflects no deduction for fees, expenses or taxes)	0.85%	0.86%	1.86%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
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Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Norbert King	Portfolio Manager	since 2017
Glen Kneeland	Portfolio Manager	since 2014
Tyler A. Knight, CFA	Portfolio Manager	since 2017
Doug Weih, CFA	Portfolio Manager	since 2011
Brian W. Westhoff, CFA	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Small Cap Core

Investment Objective: Seeks long term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.83%	0.83%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.15%	0.15% [1]
Total annual fund operating expenses	1.23%	1.23%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$372	$631	$909	$1,701
Class T2	$422	$679	$955	$1,744
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 53% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in stocks of companies with small market capitalizations which, in the opinion of the fund’s sub-adviser, Systematic Financial Management, L.P. (the “sub-adviser”), present an opportunity for significant increases in value, without consideration for current income. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies with small market capitalizations (or small-cap companies) and other investments with similar economic characteristics. The sub-adviser considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000® Index1 over time. On December 31, 2017, the market capitalizations of companies in the Russell 2000®Index ranged from $23 million and $9.4 billion. Over time, the capitalizations of the companies in the Russell 2000® Index will change. As they do, the size of the companies in which the fund invests may change.
The fund may invest in American Depositary Receipts (“ADRs”) and/or foreign securities trading on U.S. exchanges, which generally stay under 10% of portfolio assets. It will not trade securities on a non-U.S. exchange. The fund may also invest in real estate investment trusts (“REITs”). Investment in derivatives, futures and swaps are not permitted.
Portfolio construction and management are rules-based. Generally, securities are purchased and sold when they meet defined ranking levels. Companies in the portfolio are also sold if they fall outside the general market capitalization range of the Russell 2000® Index. The portfolio is rebalanced periodically with securities qualifying for purchase or sale added or removed at such time. This process yields a portfolio with exposure to all economic sectors through approximately equally weighted positions in about 250 to 400 companies. The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced
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increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that
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stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as a comparison to a secondary index.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Small Core (the “predecessor fund”), on March 10, 2017, and the predecessor fund is the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Prior to July 3, 2008, the predecessor fund had different sub-advisers. The performance set forth for the period prior to that date is attributable to those previous sub-advisers. From July 3, 2008 to February 27, 2009, the predecessor fund had different sub-advisers. The performance set forth for that period is attributable to those previous sub-advisers. From February 28, 2009 to June 27, 2013, the predecessor fund had different sub-advisers. The performance set forth for that period is attributable to those previous sub-advisers. Prior to June 28, 2018, the predecessor fund had a different investment objective and used different investment strategies.
The past performance shown below is for Class R4 shares. Although Class T1 and Class T2 shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class T1 and Class T2 shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included in a future prospectus after the classes have been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	09/30/2009	18.96%
Worst Quarter:	12/31/2008	-25.54%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				09/11/2000
Return before taxes	6.27%	10.33%	6.77%
Return after taxes on distributions	5.36%	9.85%	6.44%
Return after taxes on distributions and sale of fund shares	4.24%	8.05%	5.34%
Russell 2000® Index[1] (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Systematic Financial Management, L.P. Portfolio Managers:
Eoin E. Middaugh, CFA	Lead-Portfolio Manager	since 2013
D. Kevin McCreesh, CFA	Co-Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with
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Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
170

Transamerica Small Cap Growth

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.87%	0.87%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.20%	0.20% [1]
Total annual fund operating expenses	1.32%	1.32%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$381	$658	$ 955	$1,800
Class T2	$430	$706	$1,002	$1,843
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 80% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index1, which as of June 23, 2017, the most recent reconstitution date of the index, was between $91 million and $5.86 billion.
The sub-adviser’s approach to security selection seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital. In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment.
The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions
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include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	09/30/2013	12.30%
Worst Quarter:	09/30/2015	-7.16%
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Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				08/31/2012
Return before taxes	8.72%	13.48%	11.17%
Return after taxes on distributions	6.20%	8.88%	6.94%
Return after taxes on distributions and sale of fund shares	7.00%	10.26%	8.41%
Russell 2000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	22.17%	15.21%	15.01%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Ranger Investment Management, L.P. Portfolio Managers:
W. Conrad Doenges	Portfolio Manager	since 2012
Andrew Hill	Portfolio Manager	since 2017
Joseph LaBate	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Small Cap Value

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.84%	0.84%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.09%	0.09% [1]
Total annual fund operating expenses	1.18%	1.18%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$367	$615	$883	$1,646
Class T2	$417	$663	$930	$1,689
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 35% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Boston Advisors, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. The fund generally considers a small capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index1 at the time of initial purchase. As of December 31, 2017, the market capitalization range of the Russell 2000® Value Index was between $22 million and $8.9 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
In selecting investments for the fund, the sub-adviser combines quantitative modeling, fundamental research and qualitative analysis. The sub-adviser first ranks the individual stocks in which the fund may invest through the use of a proprietary model that incorporates multiple fundamental factors, with the weightings of the factors in the model varying in relation to the stock’s industry group and the current market environment. The sub-adviser also considers industry groups using a fundamental research process which takes into account macroeconomic considerations and other factors. The sub-adviser selects stocks on behalf of the fund based on the stock rankings which are derived from the sub-adviser’s proprietary process. The sub-adviser will generally sell a stock on behalf of the fund if the stock experiences a rankings decline or extreme price movements, or for risk management purposes.
From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and timing issues.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or
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not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Small Value (the “predecessor fund”), on April 21, 2017, and the predecessor fund is the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received
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Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
The past performance shown below is for Class R4 shares. Although Class T1 and Class T2 shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class T1 and Class T2 shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included in a future prospectus after the classes have been in operation for one calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to February 27, 2009, the predecessor fund had a different sub-adviser. The performance set forth for the period prior to that date is partly attributable to that previous sub-adviser.
Prior to July 9, 2010, a different sub-adviser managed the predecessor fund and it used different investment strategies. The performance set forth for the period between February 27, 2009 and July 8, 2010 is attributable to that previous sub-adviser.
Prior to September 28, 2015, the predecessor fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period between July 9, 2010 and September 27, 2015 is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	12/31/2011	17.69%
Worst Quarter:	12/31/2008	-22.42%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class R4				01/23/2003
Return before taxes	8.44%	11.67%	8.12%
Return after taxes on distributions	7.40%	11.16%	7.68%
Return after taxes on distributions and sale of fund shares	5.59%	9.14%	6.43%
Russell 2000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	7.84%	13.01%	8.17%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Boston Advisors, LLC Portfolio Managers:
James W. Gaul, CFA	Portfolio Manager	since 2015
David Hanna	Portfolio Manager	since 2015
Douglas A. Riley, CFA	Portfolio Manager	since 2015
Michael J. Vogelzang, CFA	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
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Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Small/Mid Cap Value

Investment Objective: Seeks to maximize total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.78%	0.78%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.06%	0.06% [1]
Total annual fund operating expenses	1.09%	1.09%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$358	$588	$836	$1,545
Class T2	$408	$636	$883	$1,589
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 104% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-advisers, Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley LLC (the “sub-advisers”), seek to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets).
The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of securities comprising the Russell 2000® Index and the Russell Midcap Index respectively, or within the range of the Russell 2500TM Index1, whichever is broader at the time of purchase. Over time, the capitalizations of the companies in the index will change. As they do, the size of the companies in which the fund invests may change. As of December 31, 2017, the market capitalization range of securities comprising the Russell 2000® Index was between $23 million and $9.4 billion, the market capitalization range of securities comprising the Russell Midcap Index was between $568 million and $36.7 billion, and the market capitalization range of securities comprising the Russell 2500TM Index was between $23 million and $17.2 billion.
The fund emphasizes investments in common stocks. The fund generally will invest in small- and mid-cap equities. Thompson, Siegel & Walmsley LLC is the sub-adviser for the mid cap sleeve. In the mid-cap sleeve, the sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Factors one and two of the screen attempt to assess a company’s discount to private market value relative to other mid-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action.
Systematic Financial Management, L.P. is the sub-adviser for the small cap sleeve. In the small-cap sleeve, the sub-adviser generally will invest in common stocks of companies with small capitalizations that are attractively valued and possess low price cash flow ratios or, in the case of certain financial stocks, low price/earnings ratios and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management.
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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The fund’s investment methodology unifies what both sub-advisers deem to be the best attributes of quantitative screening and fundamental research in an integrated and repeatable process designed to outperform the Russell 2500TM Value Index over the long term. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.
The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The fund may also invest in real estate investment trusts (“REITs”), and may invest up to 5% of its total assets in exchange traded funds (“ETFs”).
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment.
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Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can
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fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund had a different sub-adviser and used different investment strategies. The performance set forth for prior to that date is attributable to that previous sub-adviser.
From March 22, 2011 until December 4, 2016, Systematic Financial Management, L.P. served as the fund's sole sub-adviser and the fund used different investment strategies.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	06/30/2009	26.95%
Worst Quarter:	12/31/2008	-25.24%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Inception Date
Class A				04/02/2001
Return before taxes	8.82%	12.57%	8.59%
Return after taxes on distributions	4.52%	9.85%	7.13%
Return after taxes on distributions and sale of fund shares	6.20%	9.31%	6.63%
Russell 2500™ Value Index[1] (reflects no deduction for fees, expenses or taxes)	10.36%	13.27%	8.82%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those
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shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Systematic Financial Management, L.P. Portfolio Manager:
Kenneth Burgess, CFA	Portfolio Manager	since 2011
Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brett P. Hawkins, CFA	Portfolio Manager	since 2016
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Strategic High Income

Investment Objective: Seeks current income while providing long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.69%	0.69%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.14%	0.14% [1]
Total annual fund operating expenses	1.08%	1.08%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$357	$585	$831	$1,534
Class T2	$407	$633	$878	$1,578
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 79% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), deploys an active strategy that normally seeks to invest in a range of securities, including primarily U.S. stocks with market capitalizations in excess of $3 billion, preferred stocks, and income producing fixed income securities. Under normal market conditions, the fund invests in a diversified portfolio of credit and equity securities and may shift its investments from one asset class to another in order to achieve the fund’s income objective.
The sub-adviser employs a strategic approach to asset allocation and uses a bottom-up fundamental investment approach to security selection. The sub-adviser expects to invest the fund’s portfolio in a mix of common stock, preferred stock and fixed income securities, targeting allocations of 40%, 20% and 40%, respectively for these asset classes. Depending on market factors, these allocations may range from approximately 20% to approximately 60% for common stock, 0% to approximately 40% for preferred stock and approximately 20% to approximately 60% for fixed income securities.
The equity securities in which the fund invests consist primarily of common stocks. Debt securities in which the fund invests include primarily high yield bonds (also known as “junk bonds”), although the fund may hold other fixed income securities including various fixed, floating and variable rate instruments, secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, debentures, shorter term instruments and closed-end funds. The fund may invest all of its fixed income allocation in securities that are rated below investment grade.
The fund may invest in securities of any maturity and does not have a target average duration. The fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the fund may have significant investments in particular sectors. The fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts. The fund may also invest in exchange-traded funds (“ETFs”).
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs
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and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not
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be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange
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rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies.
Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange Traded Funds – When the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing
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systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	12/31/2017	4.10%
Worst Quarter:	09/30/2015	-4.05%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class A			03/01/2014
Return before taxes	7.11%	5.39%
Return after taxes on distributions	5.77%	3.90%
Return after taxes on distributions and sale of fund shares	4.44%	3.56%
S&P 500® (reflects no deduction for fees, expenses or taxes)	21.83%	12.23%
Transamerica Strategic High Income Blended Benchmark (reflects no deduction for fees, expenses or taxes)	15.69%	9.30%
The Transamerica Strategic High Income Blended Benchmark consists of the following: BofA Merrill Lynch U.S. High Yield BB-B Rated Constrained Index: 40% and S&P 500®: 60%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
William M. Bellamy, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged
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investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Unconstrained Bond

Investment Objective: Seeks to maximize total return through a combination of interest income and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.67%	0.67%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses[1]	0.13%	0.13%
Total annual fund operating expenses	1.05%	1.05%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$354	$576	$815	$1,500
Class T2	$404	$624	$862	$1,544
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 87% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds. The fund may invest in investment grade and below investment grade (commonly known as “junk bonds”) fixed income securities issued by domestic and foreign issuers, including those in emerging market countries. The bonds in which the fund may invest may be issued by governments, their agencies or instrumentalities, and corporate issuers. The fund will not be constrained by management against an index.
The fund may invest opportunistically across a broad array of fixed income segments including but not limited to U.S. government bonds, inflation-protected securities, international government bonds, municipal bonds, intermediate maturity corporate bonds, long maturity corporate bonds, bank loans (including loan participations and loan assignments), high yield bonds, emerging markets sovereign bonds, emerging market corporate bonds, emerging market local currency debt, asset-backed securities (including collateralized loan obligations (“CLO”s)), mortgage-backed securities, commercial mortgage-backed securities, other securitized assets, and cash/cash equivalents. The fund has a broad investment universe that covers multiple sectors, quality segments, and security types. Yield curve exposure can be from U.S. or non-U.S. sectors. On a portfolio level, the fund actively manages duration and yield curve positioning. The average portfolio duration of the fund will normally vary from -3 to 10 years. During periods of market volatility, duration may deviate outside this range.
Based on fundamental macroeconomic research and the resulting asset allocation output, the fund may rotate between the different fixed income segments and may exclude certain sectors based on relative attractiveness. No fixed income segment is expected to constitute more than 35% of the fund. While the fund will normally invest primarily in investment grade securities, it may invest without limit in below investment grade issues during periods when the sub-adviser believes there are attractive valuations supported by strong economic fundamentals. Each segment will be actively managed, with a well-diversified and risk managed sub portfolio of directly invested securities with no more than 5% invested in any non-government issuer. Investments in preferred and convertible securities generally will not exceed 15% of the fund’s assets. The fund may invest up to 10% of its assets in CLOs. The fund may invest significantly in non-dollar denominated developed and emerging market bonds on a hedged or unhedged basis. The fund’s bank loan investments may include senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt and other types of secured or unsecured loans with fixed, floating or variable interest rates. The fund may also invest in To Be Announced (“TBA”) mortgages and dollar rolls.
The fund may use derivatives such as swaps, futures, forwards and structured investments, for investment purposes or in an effort to hedge and mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. Swaps, such
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as interest rate, inflation, or credit default (on indices or individual issues) are allowed as long as the maximum underlying notional value does not exceed 33% of the underlying market value of the fund. When segments are believed to be overvalued, the fund may short indices or individual issues.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Bank Obligations – To the extent the fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds)
have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
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Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely
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affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of securities for an extended period (for example, several weeks or even longer).
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund's investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund's ability to meet its obligations (including obligations to redeeming shareholders).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
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Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds generally seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
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Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The past performance information shown below is for Class I shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class I shares will vary from Class T1 and Class T2 shares because Class I shares have lower expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I
	Quarter Ended	Return
Best Quarter:	03/31/2017	3.47%
Worst Quarter:	09/30/2015	-2.06%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	Since Inception	Inception Date
Class I			12/08/2014
Return before taxes	6.12%	4.05%
Return after taxes on distributions	4.95%	2.62%
Return after taxes on distributions and sale of fund shares	3.46%	2.42%
BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	1.11%	0.66%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those
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shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: PineBridge Investments LLC Portfolio Managers:
Roberto Coronado	Portfolio Manager	since 2016
Peter Hu, CFA	Portfolio Manager	since 2014
Michael J. Kelly, CFA	Portfolio Manager	since 2014
Steven Oh, CFA	Portfolio Manager	since 2014
Robert A. Vanden Assem, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T1 or Class T2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica US Growth

Investment Objective: Seeks to maximize long-term growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and/or Reductions of Charges” section on page 268 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
Class:	T1	T2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	3.00%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T1	T2
Management fees	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.03%	0.03% [1]
Total annual fund operating expenses	0.98%	0.98%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class T1	$347	$554	$778	$1,421
Class T2	$397	$603	$825	$1,465
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 35% of the average value of its portfolio.
Principal Investment Strategies: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The fund invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy.
The initial investment universe is comprised of:
•	Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes[1]
•	Equity securities within the market-cap range of the index with historical or projected growth rates greater than the Russell 1000® Index median
•	Stocks that meet other growth criteria as determined by the team
Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs
1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
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and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would
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otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the investment manager’s or sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the investment manager or sub-adviser may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a
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different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.

The past performance information shown below is for Class A shares, which are not available through this prospectus. Although Class T1 and Class T2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class T1 and Class T2 shares to the extent that the classes have different expenses. Performance information for Class T1 and Class T2 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.
Prior to July 1, 2014, the fund was named Transamerica Diversified Equity and used different investment strategies. The performance set forth for the period between March 22, 2011 and June 30, 2014 is attributable to the previous investment strategies.

Annual Total Returns (calendar years ended December 31) - Class A
	Quarter Ended	Return
Best Quarter:	03/31/2012	17.01%
Worst Quarter:	09/30/2011	-17.17%

Average Annual Total Returns (periods ended December 31, 2017)
	1 Year	5 Years	Since Inception	Inception Date
Class A				11/13/2009
Return before taxes	21.67%	14.06%	11.53%
Return after taxes on distributions	18.82%	12.20%	10.09%
Return after taxes on distributions and sale of fund shares	14.60%	11.01%	9.23%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	15.32%
1Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Wellington Management Company LLP Portfolio Managers:
Mammen Chally, CFA	Lead Portfolio Manager	since 2014
Douglas McLane, CFA	Portfolio Manager	since 2017
David Siegle, CFA	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T1 and Class T2 shares are available only to investors who are investing through certain financial intermediaries who have an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. The minimum initial purchase for Class T1 and Class T2 shares is $1,000; and the minimum subsequent investment is $50.
Financial intermediaries through whom you may invest in Class T1 or Class T2 shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or in the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative or your financial intermediary about the availability of Class T1 and Class T2 shares of the fund and the intermediary’s policies, procedures and other information.
The fund does not currently offer Class T2 shares.
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Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More on Each Fund’s Strategies and Investments

The following provides additional information regarding each fund’s strategies and investments described at the front of this prospectus. Except as otherwise expressly stated for a particular fund in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of each fund’s assets that may be invested in a particular type of security or investment.
Transamerica Asset Allocation-Conservative Portfolio: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 35% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 65% of net assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors.
•	The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the funds, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.
As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.
The fund’s Portfolio Construction Manager, Morningstar Investment Management LLC (the “Portfolio Construction Manager”), determines the fund’s asset allocation and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Asset Allocation-Growth Portfolio: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, it expects to invest primarily in underlying funds that invest in U.S. and foreign (including emerging market) equities, which may include stocks, commodity-related securities and alternative investments.
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
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Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.
As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.
The fund’s Portfolio Construction Manager, Morningstar Investment Management LLC (the “Portfolio Construction Manager”), determines the fund’s asset allocation and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Asset Allocation-Moderate Growth Portfolio: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 70% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 30% of net assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors.
•	The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the funds, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.
As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.
The fund’s Portfolio Construction Manager, Morningstar Investment Management LLC (the “Portfolio Construction Manager”), determines the fund’s asset allocation and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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Transamerica Asset Allocation-Moderate Portfolio: The fund seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica Funds (“underlying funds”).
•	Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 50% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 50% of net assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.
•	The underlying funds may invest in a variety of U.S. and foreign (including emerging market) equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”).
•	Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors.
•	The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
•	The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The “Underlying Funds” section of the prospectus lists the underlying funds currently available for investment by the funds, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying funds.
The fund may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.
As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.
The fund’s Portfolio Construction Manager, Morningstar Investment Management LLC (the “Portfolio Construction Manager”), determines the fund’s asset allocation and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund’s asset allocation and underlying funds at any time without notice to shareholders and without shareholder approval.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Capital Growth: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index, which as of December 31, 2017, was between $388.9 million and $868.2 billion. The fund typically invests in a relatively small number of companies.
The fund may purchase and sell certain derivative instruments, such as options, future contracts, options on futures contracts or foreign currency, contracts for difference, swaps and structured investments, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Foreign currency option contracts may be used for hedging purposes or non-hedging purposes in pursuing the fund’s investment objective. In determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, the fund will take into account derivative or synthetic instruments or other positions that, in the judgment of the sub-adviser, have economic characteristics similar to the applicable category of investments.
The fund may invest in initial public offerings. The fund may also invest up to 10% of its assets in real estate investment trusts (“REITs”) and foreign real estate companies.
The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.
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The fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investment in foreign securities. The fund’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.
The sub-adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Concentrated Growth: Under normal circumstances, the fund’s sub-adviser, Torray LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. The fund considers large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. Sustainable growth is a product of businesses generally characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.
The fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered in an effort to minimize risk within the fund. Initial positions range from 2% to 3% of assets and may be increased over time to between 5% and 7%. Individual positions will not exceed 7%. Sector weights are independent of benchmarks, ranging from 0% to 35%, and cash is not employed in a tactical or strategic manner.
Risk control is an integral part of the sub-adviser’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates a review of a security by the sub-adviser.
Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Dividend Focused: The fund’s sub-adviser, Barrow, Hanley, Mewhinney & Strauss, LLC (the “sub-adviser”), deploys an active strategy that seeks large and middle capitalization U.S.-listed stocks, including American Depositary Receipts (“ADRs”), which make up a portfolio that generally exhibits the following value characteristics: price/earnings and price/book ratios at or below the market (S&P 500®) and dividend yields at or above the market. In addition, the sub-adviser considers stocks for the fund that not only currently pay a dividend, but also have a consecutive 25 year history of paying cash dividends. The sub-adviser also seeks stocks that have long established histories of dividend increases in an effort to ensure that the growth of the dividend stream of the fund’s holdings will be greater than that of the market as a whole. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders.
The sub-adviser utilizes a conservative orientation based on the belief that above-average returns can be achieved while taking below-average risks. The sub-adviser’s investment approach is based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom-up basis. Accordingly, the sub-adviser constructs a portfolio of individual stocks, selected on
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a bottom-up basis, using fundamental analysis. The sub-adviser seeks to identify companies that are undervalued and temporarily out-of-favor for reasons it can identify and understand. The sub-adviser does not attempt to time the market or rotate in and out of broad market sectors, as it believes that it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.
The fund’s portfolio will generally consist of 30 to 45 stocks with position sizes of 1% to 5% (8% maximum position weighting). Annual portfolio turnover is anticipated to be less than 25%. If a stock held in the fund omits its dividend, the fund is not required to immediately sell the stock, but the fund will not purchase any stock that does not have a 25 year record of paying cash dividends.
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the fund’s assets.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Dynamic Allocation: The fund seeks to achieve its objective by investing primarily in a combination of exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment managers.
QS Investors, LLC (the “sub-adviser”), the fund’s sub-adviser, is responsible for implementation of the fund’s overall asset allocation and the “Dynamic Risk Management” strategy described below. Western Asset Management Company (“Western Asset”), the fund’s sub-sub-adviser, is responsible for the fund’s “Event Risk Management” strategy described below.
The fund seeks to achieve its objective by normally investing in a combination of underlying ETFs representing a broad range of asset classes and investment styles and focuses, combined with multiple layers of risk management strategies. The underlying equity ETFs may include large, mid and small cap ETFs, growth and value-oriented ETFs, international ETFs, and ETFs that are based on equity indexes. The underlying long-term fixed income ETFs may include ETFs that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, securities rated below investment grade (commonly known as “junk” bonds) and ETFs that are based on fixed income indexes.
The fund generally seeks to maintain a certain target allocation for long-term investments (the “Target Allocation”). The fund’s current Target Allocation is 70% in equity and 30% in fixed income securities. However, the sub-adviser may from time to time make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. The sub-adviser may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, the sub-adviser will examine relative values and prospects among the underlying ETFs’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow. The fund’s tactical overweights or underweights may range from 60% of its net assets in equity ETFs and 40% of its net assets in long-term fixed income ETFs to 75% of its net assets in equity ETFs and 25% of its net assets in long-term fixed income ETFs as, in the sub-adviser’s opinion, market conditions warrant.
The sub-adviser will employ the Dynamic Risk Management strategy and, in its discretion, may adjust the fund’s asset mix as often as intra-day and may vary the fund’s allocation substantially from the Target Allocation. Western Asset will implement the Event Risk Management strategy in an effort to lessen the impact to the fund of steep market declines. As result, the fund’s asset mix may be significantly different than the Target Allocation.
In addition to these long-term investments, the fund may invest in short-term defensive instruments, including money market funds, Treasury bills and cash, and may enter into derivative transactions involving options, futures and swaps as a part of its risk management strategies.
Risk Management
The sub-adviser and Western Asset will implement a combination of risk management strategies that will attempt to reduce downside volatility within the fund. These strategies include Dynamic Risk Management and Event Risk Management, as described below. Through both strategies, the fund gives up some of the potential for high total return that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.
Dynamic Risk Management. The Dynamic Risk Management strategy seeks to reduce the fund’s market risk exposure and volatility. As frequently as intra-day, the Dynamic Risk Management strategy may increase the fund’s exposure to short-term defensive instruments in response to certain levels of negative fund performance. At other times, Dynamic Risk Management may decrease the
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fund’s exposure to short-term defensive instruments and increase its exposure to equity ETFs and long-term fixed income ETFs in order to return to the fund’s Target Allocation in response to certain levels of positive fund performance. The maximum daily allocation to short-term defensive instruments will be 95% of the fund’s net assets.
In response to certain levels of negative fund performance, the sub-adviser may increase the fund’s exposure to short-term defensive instruments (“derisking”) based on a formula that takes into account the fund’s current NAV, macro-economic conditions, and the fund’s underlying volatility. In order to implement this strategy, the sub-adviser anticipates that it will sell shares of equity and longer-term fixed-income ETFs and other liquid securities or engage in short sale transactions involving index options and index futures contracts. In response to certain levels of positive fund performance, the fund may purchase equity and longer-term fixed-income ETFs or cover short futures positions (when the fund is not managed strictly according to the standard Target Allocation). The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management. If the sub-adviser determines that de-risking is no longer appropriate, the fund will reverse this process, sell short-term defensive instruments and purchase equity and longer-term fixed income ETFs in accordance with the fund’s Target Allocation.
The fund may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Event Risk Management. The Event Risk Management strategy seeks to reduce the impact to the fund of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads.
The fund may invest up to 7% of its net assets at the time of purchase in this strategy (as measured by the initial premiums paid and options or initial margin on futures contracts). If the fund’s holdings in this strategy increase in value to over 7% of its net assets as a result of market movements, the fund will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 7% of its net assets. The value of the fund’s assets invested in this strategy may be substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the fund has engaged in “de-risking,” the fund’s NAV could decline even if the broader markets rise in value. Conversely, if the value of the instruments in the Event Risk Management strategy increases after the fund has engaged in “de-risking,” the fund’s NAV could increase even if the broader markets fall in value.
Western Asset’s views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, the fund will implement the Event Risk Management strategy through investments in options, futures, swaps or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements, there may be times when the investment and transaction costs related to hedging will result in losses to the fund. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.
Transamerica Dynamic Income: The fund’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing primarily in a combination of underlying exchange-traded funds (“ETFs”).
The sub-adviser utilizes a dynamic optimization approach that seeks to maximize current income though the use of a proprietary quantitative model. The dynamic approach reallocates the portfolio’s assets in an effort to maximize income, within the context of the level of risk taken. The model is used as a tool by the sub-adviser in seeking to achieve the fund’s objective, however the sub-adviser has the ability to use discretion throughout the portfolio implementation process.
The sub-adviser’s asset allocation strategy involves making adjustments to the fund’s asset mix, utilizing among other things the sub-adviser’s research on various risk and income considerations, in an effort to maximize yields relative to risks as market and economic conditions change. The sub-adviser’s selections of individual ETFs to a given asset class may be driven by income, risk, diversification, liquidity, fees, or other investment considerations.
Under normal circumstances, the fund’s equity allocation will generally vary between approximately 30% and 35% of its net assets. The equity allocation normally involves a combination of domestic and non-U.S. ETFs, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The fund’s allocation to non-U.S. equity ETFs will generally not exceed more than 18% of the total net assets of the fund. The fund’s allocation to bond ETFs (which may include domestic and non-U.S. government, corporate, high yield and structured bonds, including emerging markets) will generally vary between approximately 65% and 70% of net assets. The sum of the fund’s allocation to high yield (commonly known as “junk” bonds) and emerging market fixed income asset classes will generally not exceed 60% of the fund’s net assets. The fund’s allocation to non-U.S. fixed income ETFs will generally not exceed 35% of the net assets of the fund.
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The sub-adviser dynamically rebalances assets on a monthly basis and rotates the fund’s assets semi-annually, or as needed dependent upon market conditions, among various asset classes in an effort to take advantage of changing conditions that the sub-adviser believes favor one asset class over another. Based on the analysis of risk and income characteristics, the sub-adviser will increase the allocation to the asset classes that the sub-adviser believes have a higher probability of contributing to a higher yield at a reasonable risk level. The investment process incorporates a limit of 20% to any single ETF and also employs diversification measures in an effort to ensure the fund includes exposure to multiple asset classes.
The sub-adviser uses a largely quantitative process to seek an income focused portfolio that has a high yield and corresponds to a desired risk level. As part of the investment process, the sub-adviser defines a universe of ETFs that generate regular income and then estimates the yield on each ETF. The sub-adviser incorporates various inputs focused on income and risk into the model and includes constraints and metrics that limit asset class exposures to ensure portfolio diversification. The sub-adviser may exercise its judgment in managing the fund and may, in its discretion, adjust, change, or even disregard the quantitative model at any time. The desired output of the process is a well-diversified income portfolio.
It is the fund's goal to pay a monthly dividend that is generally consistent in amount based on current market conditions, including current interest rates. The dividend will be calculated based on estimates of expected dividends from the fund’s holdings. Actual dividends received by the fund may vary from the estimates, and subsequent monthly dividends will be adjusted accordingly.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. It is not possible to predict the extent to which the fund will be invested in a particular underlying ETF at any time. The fund may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the fund’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
The fund may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Emerging Markets Debt: Under normal circumstances, the fund’s sub-adviser Logan Circle Partners, LP (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging market countries.
The sub-adviser seeks to identify companies in developing countries that are believed to be undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The sub-adviser determines the investment merit of sovereign securities using quantitative and qualitative factors, taking into consideration a sovereign’s reliance on external capital, distribution of wealth, and inflation volatility as well as the fiscal and monetary policy credibility, political environment and access to capital markets and current reforms that could affect the sovereign security’s valuation in the future. The sub-adviser determines the investment merit of corporate securities primarily by analyzing the credit quality of the issuer, employing cash flow models specific to the issuer and its industry and assessing issuer prospects under varying scenarios and sensitivities.
The fund will normally invest its assets in local currency and hard currency (such as U.S. dollars) emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar denominated sovereign exposure should range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures should range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.
The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies. The fund may use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. The sub-adviser generally considers selling a security when it determines that the holding no longer satisfies its investment criteria.
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The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.
The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
The fund is non-diversified.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Emerging Markets Equity: Under normal circumstances, the fund’s sub-adviser, ClariVest Asset Management LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)) of issuers economically tied to one or more emerging market countries. Issuers considered to be economically tied to emerging market countries include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more emerging markets; (2) an issuer of securities that are principally traded in one or more emerging markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more emerging markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more emerging markets; (4) a governmental or quasi-governmental entity of an emerging market; or (5) any other issuer that the sub-adviser believes may expose the fund’s assets to the economic fortunes and risks of emerging markets. The sub-adviser may consider any one of the five factors when making a determination that an issuer is “economically tied” to emerging markets. The sub-adviser may consider an issuer to be economically tied to emerging markets even though it may be based in a developed market such as the United States. The sub-adviser considers emerging market countries to be countries included in the MSCI Emerging Markets Index.
The fund may (but is not required to) invest up to 100% of its total assets in foreign securities. The fund will normally emphasize investments in common stocks and other equity securities. The fund may invest in companies that exhibit growth characteristics and companies that exhibit value characteristics.
In selecting securities for the fund, the sub-adviser utilizes quantitative tools in a bottom-up investment process. Using an internally developed algorithm, the sub-adviser constructs a portfolio that seeks to maximize expected alpha, subject to constraints designed to meet long-run expected active risk goals. The annual portfolio turnover rate of the fund may exceed 125%.
The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Event Driven: The fund’s sub-adviser, Advent Capital Management, LLC (the “sub-adviser”), normally invests the fund’s assets, directly or synthetically through derivatives, in securities of companies the sub-adviser believes are involved in a corporate or special situation event. Events may include, but are not limited to, stock repurchase programs, spinoffs, asset sales, restructurings, refinancings, mergers and acquisitions, earnings announcements, and investments driven by special features in bond indentures (such as ratchet clauses and poison puts). The sub-adviser may also invest in opportunities related to securities the sub-adviser believes are mispriced due to market volatility, the economic cycle or market liquidity. The fund may invest in a variety of securities within a company’s capital structure, including, but not limited to, debt instruments, convertible securities, preferred securities, equity securities and warrants. Such securities may be senior or subordinated securities.
The fund’s strategy normally employs a substantial amount of leverage. A large portion of the fund’s long investment exposure to a company’s securities may be established through total return swaps or other derivative instruments that have a leveraging effect on the fund. The fund may also take short positions which involve leverage.
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The sub-adviser utilizes fundamental research to select investments and seeks to attain the most optimal implementation of its fundamental views in the current market environment through direct investments and/or synthetically through derivatives. In executing its strategy, the fund generally seeks to capture the price difference between a security’s current market price and the anticipated value to be delivered through the successful completion of an extraordinary corporate transaction or a unique event-driven opportunity. Intensive fundamental and security valuation analysis is applied by the sub-adviser in an effort to identify value and manage risk, as well as to calculate rates of return and monitor investment thesis progress. The fund will generally invest in transactions with identifiable time-frames and high expected returns.
To execute the fund’s strategy, the sub-adviser may take long or short positions in the securities of a company based on fundamental research or technical factors, which may include, but are not limited to, valuation, anticipated earnings releases, technical trading characteristics, and specific corporate events (such as strikes, contract awards, FDA approvals, new product announcements, industry dynamics, or the effects of news from a competitor).
The fund generally uses derivatives as part of the overall implementation of its strategy, and derivatives usage may be substantial. Such derivatives may include total return swaps, credit default swaps, interest rate swaps, forward currency contracts, options on securities and futures transactions. Derivatives may be used in different ways within the fund. For example, derivatives may be used as a substitute for a direct investment in stocks, bonds or convertible securities. Derivatives also may be used for speculative or hedging purposes. Derivatives used by the fund may involve leverage.
When the fund uses derivatives with a leveraging effect, changes in the value of the fund’s investments will have a larger effect on its share price than if it did not use such derivatives. Other risks also are magnified and there are costs associated with using leverage. The fund may have to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to comply with the applicable segregation requirements.
The fund will invest primarily in companies in developed markets, but may invest up to 20% of its assets in companies located in emerging markets. The fund may invest without limit in companies in non-U.S. developed markets and in lower investment grade and non-investment grade fixed income securities (commonly known as “junk bonds”). The sub-adviser expects the average duration of the fixed income securities within the fund’s portfolio, including the negative duration of short positions in fixed income securities, to be between 3 and 4 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security to the changes in interest rates. The fund may invest in companies of any capitalization.
The fund may have a portfolio turnover rate that is significantly higher than a comparable fund.
The fund is non-diversified.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Flexible Income: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.
Under normal circumstances, at least 50% of the fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the fund’s sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). The fund may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environments and global asset classes and proprietary “bottom up” research of sectors, industries, issuers and individual securities. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement and relative value of markets and securities prices worldwide. In its proprietary “bottom up” research
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of corporate and sovereign debt and other fixed income securities, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine asset class, sector, security, yield curve and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Floating Rate: Under normal circumstances the fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”) seeks to achieve the fund’s objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans or floating rate debt securities. Floating rate loans and floating rate debt securities have interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of sectors, industries and securities. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, collateral and covenants specific to individual issuers and loans.
The fund will primarily invest in first lien, senior secured term floating rate loans (“senior loans”) to corporate issuers, partnerships and other entities. The fund can invest in senior loans of any maturity and quality. The majority of the fund’s total assets generally will be invested in loans or securities rated below investment grade (that is, loans or securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser), and the fund may invest without limitation in such loans and securities (commonly known as “junk bonds”). The issuers of the loans in which the fund invests may themselves be rated below investment grade even if the loan itself is not.
The fund may invest up to 15% of its net assets in unsecured loans and securities and up to 15% of its net assets in second lien loans. The fund may also invest up to 20% of its net assets in subordinated bridge loans, unsecured fixed rate high yield bonds, money market instruments and other fixed rate debt securities, including distressed securities that may be in default and have any or no credit rating.
The fund may invest in loans of foreign borrowers and foreign debt securities, including emerging market debt securities, but expects that the majority of its total assets will be invested in loans and debt securities of U.S. borrowers or issuers. The fund may invest in exchange traded funds (“ETF”) to create exposure to asset classes.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging techniqueas a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Global Equity: Under normal circumstances, the fund’s sub-adviser, Rockefeller & Co., Inc. (the “sub-adviser”) invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The fund may invest in securities of U.S. and non-U.S. issuers of any size, but generally focuses on larger, more established companies. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets, as classified using the MSCI classifications of emerging and frontier markets. Under normal conditions, the fund will invest in at least four countries including the U.S.
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The sub-adviser selects investments for the fund’s portfolio using a bottom-up security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition and compelling valuations.
Equity securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants for equity securities, depositary receipts such as American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, and interests in other investment companies, including exchange traded funds, that invest in equity securities.
Securities held by the fund may be denominated in both U.S. dollars as well as the local currency. The fund generally will not seek to hedge against currency risks, although the fund may engage in such hedging strategies if the sub-adviser determines that it may be advantageous to do so.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica High Yield Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund's sub-adviser). The sub-adviser’s strategy is to seek to achieve high returns for the fund while maintaining a reasonable risk profile.
In managing the fund's assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica High Yield Muni: Under normal circumstances, the fund’s sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and federal alternative minimum tax (“AMT”) applicable to individuals. Interest income from some of the municipal obligations in which the fund may invest may be subject to the AMT. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions. The fund may invest 25% or more of its total assets in any sector or sub-sector of the municipal bond market.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The process is engineered to seek to exploit mispricing that may be apparent at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve positioning. Investment decisions are made to maximize total return while balancing portfolio risk. The fund’s investments generally include higher yielding municipal bonds, specifically medium- to- lower-grade municipal bonds. High-yield lower-grade debt securities (commonly known as “junk bonds”) are those rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by Standard & Poor’s Rating Services (“S&P”) or comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined by the sub-adviser to be of comparable quality). The fund has the flexibility to invest the remainder of its assets in a broad array of issuers across the credit spectrum.
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The fund may also invest up to 15% of its assets in municipal bonds that are distressed securities. Distressed securities are securities that are the subject of bankruptcy proceedings or are rated in the lowest rating categories by at least one independent rating agency (“CC” or lower by S&P or Fitch or “Ca” or lower by Moody’s), or if unrated, judged to be of comparable quality by the sub-adviser. The fund may also invest in higher quality debt securities.
Under normal conditions, the duration of the fund will generally vary between three and 20 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates. The fund does not limit the maturity of the securities in which it invests. The maturity of a fixed income security is the measure of time remaining until the final payment on the security is due. However, under normal circumstances, the fund may focus on longer-term maturities in an effort to capture the higher yields generally associated with such maturities. The fund may invest more than 25% of its assets in securities relating to one political subdivision, such as any state or U.S. territory. The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”) as well as municipal bond closed-end funds.
The fund is non-diversified.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Inflation Opportunities: The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing the fund’s assets primarily in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.
Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers with respect to domestic issuers.
The fund may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and mortgage-backed asset-backed securities. The fund may invest in securities of any maturity and does not have a target average duration. The fund also may invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents.
The fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (often referred to as “junk bonds”) rated BB or below by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Corporation or Fitch, Inc., or, if unrated, determined by the sub-advisor to be of comparable quality.
The fund may use derivatives, including swaps, currency forward contracts, and futures, in an effort to mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. The fund may invest in swaps, including interest rate swaps, inflation-based swaps and credit default swaps, provided that the fund’s maximum swap underlying notional value exposure does not exceed 40% of the underlying market value of the fund’s portfolio. The fund may also invest in hybrid instruments.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Intermediate Muni: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”). The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The fund will invest utilizing a process that seeks to maximize total return, while adhering to longer term strategic risk management through a disciplined commitment to the diversification benefits of investment in a number of security types within the municipal bond market.
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The fund does this by taking a flexible approach to where it identifies value opportunities regardless of the par value. The sub-adviser also has the flexibility to invest in a broad array of issuers across the credit spectrum, although the fund is expected to have an investment grade bias. The process is engineered to seek to exploit mispricing within the fixed income markets that may be apparent at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve in an attempt to ensure that the fund’s securities have attractive historical valuations and limited exposure to unanticipated market events that may negatively impact fund performance. Investment decisions are made to maintain a balance between total return and portfolio risk.
Under normal conditions, the fund’s dollar-weighted average maturity is more than 3 years and less than 10 years. A fixed income security’s maturity is the date at which the security’s issuer legally agrees to repay the principal.
The fund may invest no more than 25% of its assets in securities of issuers in the same state, political subdivision or U.S. territory. The fund may invest up to 20% of its net assets in taxable investments, including U.S. high yield fixed income securities (commonly known as “junk bonds”) rated B or higher. Junk bonds are those securities rated below investment grade by at least one nationally recognized statistical rating organization, or, if unrated, determined by the sub-adviser to be of comparable quality.
The fund may invest in derivative instruments such as options and futures contracts on U.S. Treasury securities for hedging purposes. The fund may also invest in exchange-traded funds (“ETFs”).
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Equity: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed countries, but may also invest in developing countries. The fund may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI EAFE Index. The initial universe consists of approximately 3,000 actively traded non-U.S. stocks. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. From the model, approximately 300 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history.
The sub-adviser’s analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. A portfolio composed of approximately 80-110 stocks is selected as a result of this process.
Established positions in the fund are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock’s place in the fund. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
The sub-adviser may use derivatives for a variety of purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Growth (formerly, Transamerica International Equity Opportunities): The fund’s sub-adviser, Greystone Managed Investments Inc. (the “sub-adviser”), seeks to achieve the fund’s objective (capital growth) by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts, of issuers economically tied to a number of countries throughout the world, including emerging market countries.
The fund normally invests primarily in equity securities of foreign companies, including emerging market equity securities.
In selecting investments for the fund, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. The sub-adviser may invest the fund’s assets in companies of any size. The fund may also invest in warrants and rights.
The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser will normally invest the fund’s assets in investments economically tied to at least three countries not including the United States. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country. For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated. For purposes of determining if a security or other investment is considered an emerging market security, revenues from goods sold or services performed in all emerging market countries and assets in all emerging market countries may be aggregated.
The sub-adviser normally allocates the fund's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Large Cap Value: Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The fund considers large cap companies to be companies with capitalizations within the range of companies included in the Russell 1000® Value Index. As of December 31, 2017, the market capitalization range of the Russell 1000® Value Index was between approximately $1.1 billion and $489 billion. The fund’s sub-adviser, Levin Capital Strategies, L.P. (the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $10 billion. The fund typically holds between 25 and 40 positions.
The fund will employ a value-oriented, contrarian approach and a bottom-up fundamental research process combining stock specific insight with a contra momentum discipline. Employing a contra momentum discipline is a practice through which the sub-adviser will seek to purchase securities trading lower than recent highs and at modest multiples of cash flow, reflecting low asset valuations and
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indicating that the securities may be undervalued. The sub-adviser emphasizes capital preservation, risk control and downside protection. The goal of the systematic evaluation is to identify and buy stocks that are undervalued but have an identifiable catalyst, such as a potentially profitable product in the issuer’s production pipeline, that has the potential to unlock value.
The fund will generally invest in companies across a variety of industries and sectors. Valuation is assessed on both a relative and absolute basis. The fund will invest primarily in common stock and depositary receipts. The fund may invest up to 20% of its assets in non-U.S. securities. The fund considers non-U.S. securities to include issuers organized or located outside the U.S. and trade primarily in a market located outside the U.S. The fund may invest up to 20% of its net assets in small and/or medium capitalization companies.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Mid Cap Growth: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser believes have the potential to deliver earnings growth in excess of the market average, or to become market leaders. Under normal circumstances, the fund’s sub-adviser, Quantum Capital Management (the “sub-adviser”) invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index. As of December 31, 2017, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $1.2 billion to $36.7 billion. Over time, the capitalizations of the companies in the Russell Midcap®Growth Index will change. As they do, the size of the companies in which the fund invests may change.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The fund emphasizes common stocks. The fund may also invest in foreign securities.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Mid Cap Value Opportunities: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund's sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Value Index (between approximately $4.4 billion and $29 billion as of its most recent reconstitution on June 23, 2017). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.
The fund primarily invests in common stocks. The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser's mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action.
The sub-adviser's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica MLP & Energy Income: Under normal circumstances, the fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “sub-adviser”), seeks to achieve the fund’s stated objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and debt securities of energy master limited partnerships (“MLPs”), MLP-related entities, energy infrastructure companies and other issuers in the energy sector. The sub-adviser considers the “energy sector” to consist of companies involved in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity (“energy-related assets”).
MLPs are publicly traded partnerships that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products (“midstream assets”). MLPs also include general partner MLPs whose assets consist of ownership interests of an affiliated MLP (which may include general partnership interests, incentive distribution rights, common units and subordinated units).
MLP-related entities include companies structured as MLPs that have elected to be taxed as corporations for federal income tax purposes and affiliates of MLPs, substantially all of whose assets consist of i-units and instruments that are derivatives of interests in MLPs. MLP affiliates are not treated as publicly traded partnerships for federal income tax purposes. Energy infrastructure companies are companies, other than MLPs, that own or operate midstream assets. This includes companies that (i) derive at least 50% of their revenues or operating income from midstream assets or (ii) have midstream assets that represent a majority of their assets. Energy infrastructure companies are not structured as MLPs and are taxed as corporations. Investments in other issuers in the energy sector will consist of companies that own, operate or provide services to energy-related assets.
MLP and MLP-related equity investments by the fund may include securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, including MLP and limited liability company common units; the equity securities issued by MLP-related entities, such as I-shares of MLP-related entities and common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in MLPs and energy infrastructure companies.
The fund may invest in the debt securities of issuers in the energy sector, but not more than 10% of its total assets may be invested in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities.
The fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to I-shares of MLP-related entities, substantially all of whose assets consist of limited partnership interests in MLPs in the form of i-units, which are not treated as publicly traded partnerships for federal income tax purposes. MLP-related entities receive additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-shares will receive additional I-shares, in the same proportion as the MLP-related entities’ receipt of i-units, rather than cash distributions.
The fund may use short sales, arbitrage and other strategies to try to generate additional return, the maximum exposure to which may not exceed 20% of the fund’s net assets. As part of such strategies, the fund may (1) engage in paired long short trades in an attempt to arbitrage pricing disparities in securities held in the fund (e.g., establishing a long or short position in the equity of an MLP issuer while simultaneously establishing an opposite position in an affiliated MLP-related entity or other affiliated equity security); (2) trade call or put options; (3) enter into total return swaps or credit default contracts; or (4) sell securities short. The fund may also invest in foreign securities, but generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. and Canadian exchanges.
Options trading is not a core strategy of the fund, but may be used to monetize existing positions when price targets are reached, to generate income and to help hedge the fund. In addition, by taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.
The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes.
The above investment restrictions apply at the time of purchase, and the fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.
The fund is non-diversified.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Cap Growth: The fund’s sub-adviser, Alta Capital Management, LLC (the “sub-adviser”), under normal conditions, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies of any size. The sub-adviser seeks to achieve the fund’s investment objective by building a portfolio focused primarily on growth stocks of U.S. companies of any capitalization that the sub-adviser believes will generate above-benchmark returns over a full market cycle.
The sub-adviser utilizes a bottom-up, fundamental approach to identify a group of approximately 30-35 stocks which it believes will outperform the Russell 3000® Growth Index. The sub-adviser anticipates making investments in companies representing a broad range of market capitalizations, which generally may include large-, mid-, and small capitalization companies. The sub-adviser may invest up to 20% of the fund’s assets in securities of foreign companies, including emerging market securities, primarily indirectly through American Depositary Receipts (ADRs).
The sub-adviser seeks to invest in what the sub-adviser believes are quality companies with a demonstrated history of consistent growth and stability in earnings that they believe are selling at an attractive valuation relative to future growth expectations. Quality is measured by, among other factors, a company’s demonstrated ability to consistently grow earnings and free cash flow. Other characteristics of quality companies generally include high returns on capital; attractive profit margins; financial flexibility; and a leading industry position. The sub-adviser seeks to purchase stocks of companies capable of sustaining these competitive advantages well into the future.
Research is primarily performed in-house by the sub-adviser and relies on proprietary screens and valuation models. A security may be sold as it reaches the sub-adviser’s fair valuation, its growth or quality attributes are undermined or it underperforms beyond a set limit.
Risk control is inherent to the investment management process. The sub-adviser believes a strict screening process, rigorous assessment of a company’s competitive advantages, and conservative valuation assumptions minimize risk at the individual stock level. Additional risk control measures at the portfolio level include placing bands on individual stock and sector weightings, normally investing no more than 20% of the fund’s net assets in small capitalization companies, and generally maintaining a minimum of 40% of the fund’s net assets invested in large capitalization companies.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments.
Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Managed Balanced: The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund.
The fund varies the percentage of assets invested in any one type of security in accordance with its sub-advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The fund's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
•	Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®. The equity sub-adviser may use stock index futures to equitize cash.
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•	Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund's sub-adviser.
In managing the fund's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s qualitative “top down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined approach to determine sector, security, yield curve positioning, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Manager Alternative Strategies Portfolio: The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), seeks to achieve the fund’s investment objective by investing its assets primarily in underlying Transamerica funds (“underlying Transamerica funds”).
Under normal circumstances, the fund expects to invest primarily in underlying Transamerica funds that use alternative investment strategies as their principal investment strategies and/or invest primarily in alternative asset classes which may include, but are not limited to:
•	Long-short and market-neutral strategies;
•	Tactical, strategic or dynamic investment strategies (bond and/or equity);
•	Arbitrage strategies;
•	Event driven strategies;
•	Real estate strategies;
•	Managed futures strategies;
•	Global macro strategies;
•	Commodities and/or natural resources and/or precious metals;
•	Foreign currency trading strategies; and/or
•	Non-core investments (such as micro-cap stocks, international small cap stocks, high yield credit, emerging markets equities and debt, Treasury Inflation-Protected Securities (TIPS), master limited partnerships (MLPs) and foreign bonds).
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The fund may invest from time to time in underlying Transamerica funds that use traditional core investment strategies (e.g., invest in developed market equity securities or U.S. investment grade fixed income securities). The fund may also invest directly in U.S. government securities, short-term commercial paper and/or repurchase agreements.
In managing the fund’s portfolio of investments, the sub-adviser will develop a target asset allocation for the fund using quantitative and qualitative techniques and factors. The sub-adviser’s approach to asset allocation seeks to budget the fund’s long term investment risk exposure across risk factors, such as equity risk, interest rate risk, convexity/credit risk, emerging markets risk, commodities risk, equity style factor risk, time series momentum risk and active risk. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.
The sub-adviser may change the fund’s asset allocation at any time without notice to shareholders. The sub-adviser normally adjusts the fund’s strategic asset allocation as part of its tactical investment process in order to react to changes in the markets, the economic cycle and the macroeconomic environment. The fund’s portfolio positioning may therefore change over time based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities.
The fund’s investment manager, Transamerica Asset Management, Inc. (the “manager”) will, among other things, oversee and monitor the sub-adviser and will be solely responsible for selecting the underlying Transamerica funds among which the sub-adviser may allocate the fund’s assets and overseeing the management of the underlying Transamerica funds. Each underlying Transamerica fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying Transamerica fund decides which securities to purchase and sell for that underlying Transamerica fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying Transamerica funds.
The sub-adviser may determine (in its sole discretion) that there are multiple Transamerica funds pursuing an investment strategy or investing principally in an asset class represented in the sub-adviser’s target asset allocation; in those cases, the sub-adviser may allocate the portion of the fund’s assets allocated to that strategy or asset class equally among those Transamerica funds using the risk budgeting approach described above.
The “Underlying Funds” section of the prospectus lists the Transamerica funds currently available for investment by the fund and provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the Transamerica funds. It is not possible to predict the extent to which the fund will be invested in a particular Transamerica fund at any time, and the fund may be a significant shareholder in certain Transamerica funds.
The sub-adviser may invest in index-based underlying exchange-traded funds (“underlying ETFs”) that it selects to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available Transamerica funds.
The fund may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s tactical asset allocation and to express the sub-adviser’s short or medium-term investment views. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the Transamerica funds and underlying ETFs.
The fund may invest without restriction as to issuer capitalization, country, market, currency, maturity or credit rating.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Short-Term Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s portfolio weighted average duration will typically range from 1 to 2.5 years.
Securities in which the fund may invest include:
•	corporate debt securities of U.S. issuers;
•	debt securities of foreign issuers that are denominated in U.S. dollars, including foreign corporate issuers and foreign governments;
•	obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;
•	asset-backed securities and mortgage-backed securities, including commercial mortgage-backed securities; and
•	bank loans.
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The fund expects to typically invest no more than 10% of its net assets, but may invest up to 20% of its net assets, in high-yield debt securities (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser). The fund may invest up to 10% of its net assets in emerging market securities.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate and government debt, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. This information helps to inform the sub-adviser’s decisions regarding the fund’s duration, yield-curve positioning and level of exposure to various asset classes. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Core: The fund normally invests primarily in stocks of companies with small market capitalizations which, in the opinion of the fund’s sub-adviser, Systematic Financial Management, L.P. (the “sub-adviser”), present an opportunity for significant increases in value, without consideration for current income. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies with small market capitalizations (or small-cap companies) and other investments with similar economic characteristics. The sub-adviser considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000® Index over time. As of December 31, 2017, the market capitalizations of companies in the Russell 2000®Index ranged from $23 million and $9.4 billion. Over time, the capitalizations of the companies in the Russell 2000® Index will change. As they do, the size of the companies in which the fund invests may change.
The fund may invest in ADRs and/or foreign securities trading on U.S. exchanges, which generally stay under 10% of portfolio assets. It will not trade securities on a non-U.S. exchange. The fund may also invest in real estate investment trusts (“REITs”). Investment in derivatives, futures and swaps are not permitted.
Portfolio construction and management are rules-based. Generally, securities are purchased and sold when they meet defined ranking levels. Companies in the portfolio are also sold if they fall outside the general market capitalization range of the Russell 2000® Index. The portfolio is rebalanced periodically with securities qualifying for purchase or sale added or removed at such time. This process yields a portfolio with exposure to all economic sectors through approximately equally weighted positions in about 250 to 400 companies. The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Growth: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization
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companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index, which as of June 23, 2017, the most recent reconstitution date of the index, was between $91 million and $5.86 billion.
The sub-adviser’s approach to security selection seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital. In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment.
The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Value: The fund’s sub-adviser, Boston Advisors, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. The fund generally considers a small capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index at the time of initial purchase. As of December 31, 2017, the market capitalization range of the Russell 2000® Value Index was between $22 million and $8.9 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
In selecting investments for the fund, the sub-adviser combines quantitative modeling, fundamental research and qualitative analysis. The sub-adviser first ranks the individual stocks in which the fund may invest through the use of a proprietary model that incorporates multiple fundamental factors, with the weightings of the factors in the model varying in relation to the stock’s industry group and the current market environment. The sub-adviser also considers industry groups using a fundamental research process which takes into account macroeconomic considerations and other factors. The sub-adviser selects stocks on behalf of the fund based on the stock rankings which are derived from the sub-adviser’s proprietary process. The sub-adviser will generally sell a stock on behalf of the fund if the stock experiences a rankings decline or extreme price movements, or for risk management purposes.
From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and timing issues.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small/Mid Cap Value: The fund’s sub-advisers, Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley LLC (the “sub-advisers”), seek to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets).
The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of securities comprising the Russell 2000® Index and the Russell Midcap Index respectively, or within the range of the Russell 2500TM Index, whichever is broader at the time of purchase. Over time, the capitalizations of the companies in the index will change. As they do, the size of the companies in which the fund invests may change. As of December 31, 2017, the market capitalization range of securities comprising the Russell 2000® Index was between $23 million and $9.4 billion, the market capitalization range of securities comprising the Russell Midcap Index was between $568 million and $36.7 billion, and the market capitalization range of securities comprising the Russell 2500TM Index was between $23 million and $17.2 billion.
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The fund emphasizes investments in common stocks. The fund generally will invest in small- and mid-cap equities. Thompson, Siegel & Walmsley LLC is the sub-adviser for the mid cap sleeve. In the mid-cap sleeve the sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Factors one and two of the screen attempt to assess a company’s discount to private market value relative to other mid-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action.
Systematic Financial Management, L.P. is the sub-adviser for the small cap sleeve. In the small-cap sleeve, the sub-adviser generally will invest in common stocks of companies with small capitalizations that are attractively valued and possess low price cash flow ratios or, in the case of certain financial stocks, low price/earnings ratios and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management.
The fund’s investment methodology unifies what both sub-advisers deem to be the best attributes of quantitative screening and fundamental research in an integrated and repeatable process designed to outperform the Russell 2500TM Value Index over the long term. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.
The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The fund may also invest in real estate investment trusts (“REITs”), and may invest up to 5% of its total assets in exchange traded funds (“ETFs”).
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Strategic High Income: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), deploys an active strategy that normally seeks to invest in a range of securities, including primarily U.S. stocks with market capitalizations in excess of $3 billion, preferred stocks, and income producing fixed income securities. Under normal market conditions, the fund invests in a diversified portfolio of credit and equity securities and may shift its investments from one asset class to another in order to achieve the fund’s income objective.
The sub-adviser employs a strategic approach to asset allocation and uses a bottom-up fundamental investment approach to security selection. The sub-adviser expects to invest the fund’s portfolio in a mix of common stock, preferred stock and fixed income securities, targeting allocations of 40%, 20% and 40%, respectively for these asset classes. Depending on market factors, these allocations may range from approximately 20% to approximately 60% for common stock, 0% to approximately 40% for preferred stock and approximately 20% to approximately 60% for fixed income securities.
The equity securities in which the fund invests consist primarily of common stocks. Debt securities in which the fund invests include primarily high yield bonds (also known as “junk bonds”), although the fund may hold other fixed income securities including various fixed, floating and variable rate instruments, secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, debentures, shorter term instruments and closed-end funds. The fund may invest all of its fixed income allocation in securities that are rated below investment grade. The fund may invest in securities of any maturity and does not have a target average duration. The fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the fund may have significant investments in particular sectors. The fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts. The fund may also invest in exchange-traded funds.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
The fund may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to
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avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Unconstrained Bond: Under normal circumstances, the fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds. The fund may invest in investment grade and below investment grade (commonly known as “junk bonds”) fixed income securities issued by domestic and foreign issuers, including those in emerging market countries. The bonds in which the fund may invest may be issued by governments, their agencies or instrumentalities, and corporate issuers. The fund will not be constrained by management against an index.
The fund may invest opportunistically across a broad array of fixed income segments including but not limited to U.S. government bonds, inflation-protected securities, international government bonds, municipal bonds, intermediate maturity corporate bonds, long maturity corporate bonds, bank loans (including loan participations and loan assignments), high yield bonds, emerging markets sovereign bonds, emerging market corporate bonds, emerging market local currency debt, asset-backed securities (including collateralized loan obligations (“CLO”s)), mortgage-backed securities, commercial mortgage-backed securities, other securitized assets, and cash/cash equivalents. The fund has a broad investment universe that covers multiple sectors, quality segments, and security types. Yield curve exposure can be from U.S. or non-U.S. sectors. On a portfolio level, the fund actively manages duration and yield curve positioning. The average portfolio duration of the fund will normally vary from -3 to 10 years. During periods of market volatility, duration may deviate outside this range.
Based on fundamental macroeconomic research and the resulting asset allocation output, the fund may rotate between the different fixed income segments and may exclude certain sectors based on relative attractiveness. No fixed income segment is expected to constitute more than 35% of the fund. While the fund will normally invest primarily in investment grade securities, it may invest without limit in below investment grade issues during periods when the sub-adviser believes there are attractive valuations supported by strong economic fundamentals. Each segment will be actively managed, with a well-diversified and risk managed sub portfolio of directly invested securities with no more than 5% invested in any non-government issuer. Investments in preferred and convertible securities generally will not exceed 15% of the fund’s assets. The fund may invest up to 10% of its assets in CLOs. The fund may invest significantly in non-dollar denominated developed and emerging market bonds on a hedged or unhedged basis. The fund’s bank loan investments may include senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt and other types of secured or unsecured loans with fixed, floating or variable interest rates. The fund may also invest in To Be Announced (“TBA”) mortgages and dollar rolls.
The fund may use derivatives such as swaps, futures, forwards and structured investments, for investment purposes or in an effort to hedge and mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. Swaps, such as interest rate, inflation, or credit default (on indices or individual issues) are allowed as long as the maximum underlying notional value does not exceed 33% of the underlying market value of the fund. When segments are believed to be overvalued, the fund may short indices or individual issues.
For liquidity purposes, exchange traded funds (“ETFs”) may be used but will normally constitute no more than 5% of the fund. The fund may also invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica US Growth: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The fund invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy.
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The initial investment universe is comprised of:
•	Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes
•	Equity securities within the market-cap range of the index with historical or projected growth rates greater than the Russell 1000® Index median
•	Stocks that meet other growth criteria as determined by the team
Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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More on Risks of Investing in the Funds

The value of your investment in a fund changes with the values of that fund’s investments. Many factors can affect those values. There is no guarantee that a fund will be able to achieve its investment objective. It is possible to lose money by investing in a fund. Each fund may be subject to risks other than those identified in this prospectus.
MORE ON PRINCIPAL RISKS:
The following provides additional information regarding the principal risks of investing in each fund.
Active Trading: Certain funds may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment: Certain funds’ investment strategies, techniques and/or portfolio investments may be considered aggressive. This approach to investing may expose a fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
Allocation: A fund’s ability to achieve its investment objectives depends, in large part, upon the sub-adviser’s skill in determining, as applicable, the fund’s asset class allocation, deciding whether to tactically overweight or underweight asset classes, creating and applying formulas for de-risking or ending de-risking and selecting a mix of underlying funds. These allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The underlying funds selected by the sub-adviser may underperform the market or similar funds.
Arbitrage: Securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two or more securities may not perform as expected.
Asset Allocation: A sub-adviser or portfolio construction manager may allocate a fund's assets among various asset classes and underlying funds. These allocations may be unsuccessful in maximizing a fund's return and/or avoiding investment losses, and may cause a fund to underperform.
Asset Class Variation: Certain funds may invest in underlying funds. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Bank Obligations: To the extent a fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Capital Markets: Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. In volatile times, the cost of raising capital in the debt and equity capital markets and the ability to raise capital has diminished. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, energy companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet obligations as they come due. Moreover, without adequate funding, energy companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
Cash Flow: A substantial portion of the income received by certain funds is expected to be derived from investments in equity securities of energy companies. The amount and tax characterization of cash that any such company has available for distribution depends on the amount of cash generated from such company’s operations. Cash from operations may vary widely from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. In addition, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs, borrowing costs and other costs of expenditures may reduce the amount of cash that a company has available for distribution in a given period.
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CFTC Regulation: The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to certain funds. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
China A–Shares: Certain funds may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict a fund’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when a fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or a fund’s investments through the Programs. There is no guarantee that all three exchanges will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
Currently, the capital gain from disposal of China A-shares by foreign investors via the Programs is temporarily exempt from withholding income tax. There is no indication of how long the temporary exemption will remain in effect and a fund may be subject to such withholding income tax in the future. Uncertainties in China tax rules governing taxation of income and gains from investments in China A-shares via the Programs could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the fund. Also, a fund’s investments in securities, including China A-shares, issued by Chinese companies may cause a fund to become subject to withholding and other taxes imposed by China tax authorities. China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China.
Investments in China A-shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, a fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Programs in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, funds investing through the Programs must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
The Programs are novel in nature and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. The regulations are untested so far and there is no certainty as to how they will be applied. China A-shares purchased through the Programs are held in nominee name and not a fund’s name as the beneficial owner. It is possible, therefore, that a fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a fund may not be able to participate in corporate actions affecting China A-shares held through the Programs due to time constraints or for other operational reasons.
Trades on the Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A- share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a fund holds 5% or more of the total shares of a China A-share issuer through its Program investments, its profits may be subject to these limitations. All accounts managed by the TAM and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a fund’s profits may be subject to these limitations.
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Commodities and Commodity-Related Securities: Because a fund may invest in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, a fund may be subject to the risks of investing in commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence and market disruptions. A fund’s investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
To the extent a fund invests in companies principally engaged in the commodities industries (including the agriculture, energy, materials and commodity-related industrial sectors) (“commodity-related companies”), the fund will be subject to the risk factors particular to each such industry. Commodity-related companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, tax and other government regulations, and natural phenomena such as drought, floods and other adverse weather conditions and livestock disease. Cyclical industries can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and companies engaged in such industries can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, the commodities industries can be significantly affected by the level and volatility of commodity prices, which have historically been among the most volatile of international prices, often exceeding the volatility of exchange rates and interest rates. Investments in commodity-related companies are also subject to the risk that the performance of such companies may not correlate with broader equity market returns or with returns on commodity investments to the extent expected by a fund’s sub-adviser.
Convertible Securities: Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
Counterparty: A fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit: The value of your investment in a fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party providing insurance or other credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in a fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. A decline may be significant, particularly in certain market environments. If a single entity provides credit enhancement to more than one fund’s investments, the adverse effects resulting from the downgrade or default will increase the adverse effects on a fund. If a fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, a fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB or Baa-/BBB-) may possess certain speculative characteristics.
A fund is subject to greater levels of credit risk to the extent it invests in below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk” bonds. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve significant risk of exposure to adverse conditions and negative sentiments. These securities may be in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.
A fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.
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Currency: The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging: A fund may use currency futures, forwards or options to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument. Shifting a fund's currency exposure from one currency to another may remove a fund's opportunity to profit from the original currency and involves a risk of increased losses for a fund if the sub-adviser’s projection of future exchange rates is inaccurate.
Depositary Receipts: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives: Derivatives involve special risks and costs and may result in losses to a fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivatives themselves, behave in a way not anticipated by a fund, especially in abnormal market conditions. Using derivatives may have a leveraging effect, which may increase investment losses and may increase fund volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Even a small investment in derivatives can have a disproportionate impact on a fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. The other parties to derivatives transactions present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing and on-facility execution of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For derivatives that are required to be cleared by a regulated clearinghouse, a fund may be exposed to risks arising from its relationship with a brokerage firm through which it would submit derivatives trades for clearing. A fund would also be exposed to counterparty risk with respect to the clearinghouse. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule, or a different rule, takes effect, it could limit the ability of the fund to invest in derivatives.
Derivatives may be used by a fund for a variety of purposes, including:
•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
Using derivatives, especially for non-hedging purposes, may involve greater risks to a fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives. Use of derivatives or similar instruments may have different tax consequences for a fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders.
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When a fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.
Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A fund's sub-adviser may not make use of derivatives for a variety of reasons.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of a fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Derivatives may include, but are not limited to, the following:
•	Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund.
Investments in foreign currency options may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as a sub-adviser expects. There is a risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to a fund and poorer overall performance for the fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing a fund's investment objective, such as when a sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
•	Forwards and Futures Contracts. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as US exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the fund's NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the fund) and pricing risk (i.e., the instrument may be difficult to value).
•	Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, a fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the
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subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a fund may use cross currency hedging or proxy hedging with respect to currencies in which the fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Investments in foreign currency forward exchange contracts may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as its sub-adviser expects. A sub-adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the applicable fund's investment objectives, such as when the sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
•	Swaps. Swap contracts, including credit default swaps, involve heightened risks and may result in losses to the fund. Swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller's payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either their counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Distressed or Defaulted Securities: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. A fund may suffer significant losses if a reorganization or restructuring is not completed as anticipated. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Distressed or defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Dollar Rolls: Fixed income securities with buy-back features enable a fund to recover principal upon tendering the securities to the issuer or a third party. A dollar roll transaction involves a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.
The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities a fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted.
Dynamic Risk Management: Certain funds utilize a Dynamic Risk Management strategy. In implementing the Dynamic Risk Management strategy (other than ClearTrack Retirement Income), the sub-adviser anticipates that it will sell shares the fund holds in equity and fixed income ETFs and may be more concentrated in short-term defensive instruments. The fund may incur additional
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trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. If the fund increases its exposure to short-term defensive instruments at inopportune times or for extended periods of time, the fund may experience lower performance and greater losses. There is no guarantee that the Dynamic Risk Management strategy will work as intended.
Emerging Markets: Investments in the securities of issuers located in or principally doing business in emerging markets bear heightened foreign investments risks. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Some emerging market countries are especially vulnerable to economic conditions in other countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. A fund investing in emerging market countries may be required to establish special custody or other arrangements before investing. An investment in emerging market securities should be considered speculative.
Energy Sector: Certain risks inherent in investing in energy companies include the following:
•	Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies. Energy companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. The United States relies heavily on foreign imports of energy such as crude oil and refined products. If a supply source decides to restrict supply to the United States or is unable to meet demand, some energy companies’ cash flows may be adversely impacted.
•	Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. Energy companies that are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.
•	Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.
•	Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy companies. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of energy companies.
•	Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). These prices may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability,
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transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
•	Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distributions. Recently, the acquisition market has become more competitive as a result of the increased amount of energy companies, as well as significant private equity interest in midstream energy assets. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLP Entities may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors. Such circumstances may limit future growth and their ability to raise distributions could be reduced. Furthermore, even if energy companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.
•	Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
•	Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These hazards could result in substantial losses, severe damage to and destruction of property and equipment, and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Energy companies may not be insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition.
•	Terrorism/Market Disruption. Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets. Energy assets could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.
•	Weather . Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
Equity Securities: Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and, consequently, may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a fund fall, the value of your investment in the fund will decline. If a fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Event Risk Management: Certain funds utilize an Event Risk Management strategy. The Event Risk Management strategy may involve utilizing options, futures and swaps that are expected to increase in value during the occurrence of certain market events. An instrument used to hedge market event risk could lose all or a portion of its value even in a period of severe market stress. Implementation of the strategy may result in the fund holding options, futures and swaps positions that take contradictory views on market movements. The costs of purchasing and selling these instruments may reduce the fund’s return. The fund may not be able to close out a position at the desired time or price. There is no guarantee that the Event Risk Management strategy will work as intended.
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Extension: When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause a fund’s share price to be more volatile or go down.
Fixed-Income Securities: The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been historically low. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.
Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, a fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.
Floating Rate Loans: Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates on floating rate loans, as borrowers find themselves faced with higher payments. Certain courts have determined that floating rate loans are not securities and, therefore, purchasers such as a fund may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading.
Focused Investing: To the extent a fund invests in a limited number of countries, regions, sectors, industries or market segments, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments: Investments in securities of foreign issuers (including those denominated in U.S. dollars) or issuers with significant exposure to foreign markets are subject to additional risks. Foreign countries in which a fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a fund’s investments may decline because of factors affecting the particular issuers as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.
Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. In addition, a fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes, and special U.S. tax considerations may apply.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a fund's ability to purchase or sell securities or groups of
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securities for a substantial period of time, and may make the fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a fund's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the fund's ability to purchase or sell foreign securities or transfer a fund's assets back into the United States, or otherwise adversely affect the fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a fund holds illiquid investments, its portfolio may be harder to value.
Investment in securities of foreign issuers may also be subject to foreign custody risk which refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets outside the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non-U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities market is, or the more difficult communication is with that location, the greater the likelihood of custody problems.
American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to the same risks as direct investments in foreign securities.
Frontier Markets: Frontier market countries generally have smaller economies and less developed capital markets than emerging market countries, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are generally less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a fund’s shares to decline.
Growth Stocks: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging: A fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. A fund’s hedging strategies may not work as intended, and a fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are determined to be below investment grade by the sub-adviser. High-yield debt securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A fund with high-yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. High-yield securities are not generally meant for short-term investing. Unrated securities of comparable quality share these risks.
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Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.
Industry Concentration: Certain funds will concentrate their investments in specific industries. Concentration in a particular industry subjects a fund to the risks associated with that industry. As a result, the fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Inflation-Protected Securities: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate: Interest rates in the United States have been at historically low levels and should be expected to go up. A fund faces a heightened risk that interest rates may rise. When interest rates rise, the value of fixed income securities will generally fall. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a fund, and the fund’s yield, may decline. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Similarly, a fund with a longer average portfolio duration will generally be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. A fund’s yield may decline due to a decrease in market interest rates.
Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Investment Companies: To the extent that an underlying fund invests in other investment companies such as closed-end or exchange-traded funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. Further, the fund is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.
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IPOs: Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to a fund.
Junior Loans: Junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
Large Capitalization Companies: A fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory: Legal and regulatory changes could occur that may adversely affect a fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect a fund. A fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging: The value of your investment may be more volatile to the extent a fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have , potentially resulting in the loss of all assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements. The use of leverage is considered to be a speculative investment practice that may result in the loss of a substantial amount, and possibly all, of the fund’s assets.
Liquidity: A fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for a fund to sell, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Illiquid investments can be difficult to value. If a fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. In addition, securities, once sold by a fund, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders). Further, when there is illiquidity in the market for certain investments, a fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector or asset class.
Loans: Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
A fund may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund.
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Junior loans, which have a lower place in the borrower's capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
There may be no active trading market for loans. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain a fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Certain courts have determined that loans are not securities and, therefore, purchasers such as a fund may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading.
Management: Each fund is subject to the risk that the investment manager’s or sub-adviser'sor portfolio construction manager's judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment in a fund may decrease if its investment manager’s or sub-adviser'sor portfolio construction manager's judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. A fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by its investment manager or sub-adviser or portfolio construction manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s or portfolio construction manager's investment style is out of favor or otherwise fails to produce the desired results. A fund’s investment strategies designed by the investment manager or sub-adviser or portfolio construction manager may not work as intended. In addition, a fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser or portfolio construction manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause a fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market: The value of a fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. A fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a fund's investments may be negatively affected.
Europe. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, on June 23, 2016, voters
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in the United Kingdom approved withdrawal from the European Union. On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the European Union; as a result, the United Kingdom will remain a member state, subject to European Union law with privileges to provide services under the single market directives, for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.
Master Limited Partnerships: Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.
The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of the fund’s investments in such securities may decline if interest rates rise. Further, rising interest rates could adversely impact the financial performance of MLPs and other issuers in the energy sector by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs are generally considered interest-rate sensitive investments, and during period of interest rate volatility, may not provide attractive returns.
The value of a fund’s investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities. In that case, the MLP would be subject to U.S. federal income taxation, and distributions received by the fund generally would be taxed as dividend income. If any of the MLPs owned by a fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the fund with respect to its investment in such MLPs could be materially reduced, which could cause a substantial decline in the value of the fund’s shares.
Depreciation or other cost recovery deductions passed through to a fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund's income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a fund may need to liquidate investments, which may lead to additional recapture income.
Medium Capitalization Companies: Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Model and Data: Certain sub-advisers may utilize quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the fund's investments.
If Models and Data prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose a fund to additional risks. For example, by utilizing Models or Data, a sub-adviser may buy certain investments at prices that are priced too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. A fund bears the risk that Models or Data used by its sub-adviser will not be successful in determining the size, direction, and/or weighting of investment positions that will enable the fund to achieve its investment objective.
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Models can be predictive in nature. The use of predictive Models has inherent risks. For example, such Models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such Models may produce unexpected results, which can result in losses for a fund. Furthermore, the success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data.
Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. To address these issues, a sub-adviser evaluates the performance of the Models utilized, including Model prices and outputs versus recent transactions or similar securities, and as a result, such Models may be modified from time to time. There also can be no assurance that the use of Models will result in effective investment decisions for a fund.
Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
Mortgage-Related and Asset-Backed Securities: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as Federal National Mortgage Association) or Freddie Mac (formally known as Federal Home Loan Mortgage Corporation) or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. For mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.
Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities: Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, housing, water or sewer and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse effect on the broader municipal securities market. To the extent a fund invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, such as health care, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue to worsen.
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There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.
The rate of interest paid on municipal securities normally is lower than the rate of interest paid on fully taxable securities. Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The municipal market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening.
To the extent that the fund invests in municipal securities whose issuers are located in a single state, such as California, the fund will be more susceptible to economic, political and other developments that may adversely affect issuers in that state than are funds whose portfolios are more geographically diverse. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the state or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the state generally or any individual locality. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development, are all adversely affected by the recent economic recession. Unfavorable developments in any economic sector may adversely affect a particular state’s overall municipal market. Historically, California’s economy has been more volatile than that of the nation as a whole. Although California has a relatively diversified economy, California has concentrations in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services.
Certain funds may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than tax-exempt securities issued by other issuers. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.
On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt, which caused Puerto Rico municipal securities to drop in value. In early August 2015, Puerto Rico failed to pay certain debts. The Commonwealth undertook extraordinary measures to avoid an additional default on December 1, 2015. However, Puerto Rico defaulted on certain of its debt payments on January 4, 2016. If issuers of Puerto Rico municipal securities held by a fund default on their obligations, the fund may lose the value of those investments.
In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code and it is not clear whether a debt restructuring process will ultimately be approved. To the extent a fund holds any Puerto Rico municipal securities, the fund may lose some or all of the value of those investments.
Natural Resource-Related Securities: Securities of companies involved with natural resources may be subject to significant price fluctuations, reflecting the volatility of energy and basic materials’ prices, possible instability of supply and changes in demand or inflation. In addition, some companies may be subject to the risks generally associated with extraction of natural resources and the risks of the hazards associated with natural resources.
Non-Diversification: A fund that is classified as “non-diversified” means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence or other negative events affecting those issuers than a diversified fund.
Precious Metals-Related Securities: Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of
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companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.
Prepayment or Call: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. This may adversely affect a fund’s net asset value. In addition, if a fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.
Privately Held Companies: Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the sub-adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the fund invests. Investments in privately held companies may be illiquid and difficult to value.
Puerto Rico Municipal Securities: Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of its ability to meet additional pending obligations, including under general obligation bonds.
The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code.
It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt restructuring process itself, could adversely affect the value of Puerto Rico municipal securities. The court filing made by Puerto Rico could also have a negative impact on the value of Puerto Rico municipal securities that are not subject to the debt restructuring process. In addition, Puerto Rico municipal securities remain subject to all of the other risks applicable to fixed income securities, including the risk of nonpayment.
These challenges and uncertainties have been exasperated by Hurricane Maria, which directly hit Puerto Rico on September 20, 2017, causing significant damage to the island country’s infrastructure (including water, power and telecommunications) and to governmental, personal and business property. Moody’s Analytics has estimated that the island suffered $95 billion in hurricane-related damages and suggested that Puerto Rico’s economy may be set back decades by this natural disaster. It is unknown what impact this disaster will have on the ongoing restructuring of Puerto Rico’s debt and on the funds that hold such debt.
To the extent that a fund holds any Puerto Rico municipal securities, the fund may lose some or all of the value of those investments.
Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:
•	declining real estate value
•	risks relating to general and local economic conditions
•	over-building
•	increased competition for assets in local and regional markets
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•	increases in property taxes
•	increases in operating expenses or interest rates
•	change in neighborhood value or the appeal of properties to tenants
•	insufficient levels of occupancy
•	inadequate rents to cover operating expenses
The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.
REITs: Investing in real estate investment trusts (“REITs”) involves unique risks. When a fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements. A failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs, or changes in the treatment of U.S. REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.
Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a fund's ability to dispose of the underlying securities may be restricted. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Rule 144A and Privately Placed Securities: “Rule 144A” and other privately placed securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a fund could adversely affect the marketability of such security and a fund might be unable to dispose of such security promptly or at reasonable prices.
Short Positions: Certain funds may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Short Sales: A short sale may be effected by selling a security that a fund does not own. In order to deliver the security to the purchaser, a fund borrows the security, typically from a broker-dealer or an institutional investor. A fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, a fund would incur a loss; conversely, if the price declines, a fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A fund's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a fund held only long positions. A fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing. A fund may also take a short position in a derivative instrument, such as a forward, future or swap.
A short sale may also be effected “against the box” if, at all times when the short position is open, a fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a fund would forego the potential realization of the increased value of the shares sold short.
Small and Medium Capitalization Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large
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capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Smaller capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Small Capitalization Companies: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as a fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain countries in Europe currently have large sovereign debts and/or fiscal deficits which has led to significant uncertainties in the market as to whether or not the governments of those countries will be able pay in full and on time the amounts due in respect of those debts.
Structured Instruments: A fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk. Structured instruments may behave in ways not anticipated by the fund, or they may not receive the tax, accounting or regulatory treatment anticipated by the fund.
Tactical and Strategic Asset Allocation: Certain funds may utilize a tactical asset allocation strategy, which involves making short-term adjustments to a fund's asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. Strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. A fund may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Tactical Asset Allocation: Tactical asset allocation is an investment strategy that actively adjusts a fund’s asset allocation. The fund’s tactical asset management discipline may not work as intended. The fund may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the fund in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities. The management process might also result in the fund having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the fund’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.
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Taxable Investments: Although distributions of interest income from Transamerica Intermediate Muni and Transamerica High Yield Muni’s tax-exempt securities are generally exempt from regular federal income tax, Transamerica Intermediate Muni and Transamerica High Yield Muni’s distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on a fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your fund distributions.
To Be Announced (TBA) Transactions: Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by a fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Underlying Exchange Traded Funds: When a fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
Underlying Funds: When a fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests.
U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.
Valuation: Many factors may influence the price at which a fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund's last valuation, and such differences could be significant, particularly for illiquid securities, securities priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a fund determines its net asset value. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
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Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, undervaluation may become more severe, or that a stock considered to be undervalued may actually be appropriately priced. A fund may underperform other equity funds that use different investing styles. A fund may also underperform other equity funds using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.
Yield: The amount of income received by a fund will go up or down depending on variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.
MORE ON CERTAIN ADDITIONAL RISKS:
The following provides additional risk information regarding investing in the funds.
Absence of Regulation: A fund may engage in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. Transactions in the OTC markets also are subject to the credit risk of the counterparty.
Cash Management and Defensive Investing: The value of investments held by a fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.
Conflicts of Interest: Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) and its affiliates are engaged in a variety of businesses and have interests other than that of managing the funds. The broad range of activities and interests of TAM and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders. Certain actual and potential conflicts are described below.
TAM serves as investment manager to certain funds of funds that invest in affiliated underlying funds and is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds. TAM may have an incentive to allocate the funds of funds' assets to those underlying funds for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or to those underlying funds for which an affiliate of TAM serves as the sub-adviser. Sub-advisers to certain funds of funds may also be conflicted in allocating the funds of funds’ assets among underlying funds.
TAM may have a financial incentive to implement or not to implement certain changes to the funds. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. TAM will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. The aggregation of assets of multiple funds for purposes of calculating breakpoints in sub-advisory fees may also give rise to conflicts of interest.
TAM manages other funds and products that have investment objectives similar to those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. These other accounts and products may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by TAM, on behalf of one or more other funds or products, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested.
A further discussion of conflicts of interest appears in the Statement of Additional Information.
Cybersecurity: Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause a fund, TAM, a sub-adviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality.
Expenses: Your actual costs of investing in a fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated, or with respect to a newly offered fund or class, if average net assets are lower than estimated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
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Inflation: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a fund’s assets can decline as can the value of the fund’s distributions.
Investments by Asset Allocation Funds and Unaffiliated Funds: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon, Transamerica Asset Allocation Short Horizon, Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, as well as Transamerica JPMorgan Asset Allocation – Conservative VP, Transamerica JPMorgan Asset Allocation – Growth VP, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Transamerica JPMorgan Asset Allocation – Moderate VP, Transamerica BlackRock Tactical Allocation VP, Transamerica JPMorgan International Moderate Growth VP, Transamerica Madison Balanced Allocation VP, Transamerica Madison Conservative Allocation VP and Transamerica Multi-Manager Alternative Strategies VP, each separate series of Transamerica Series Trust, are asset allocation funds (the “Asset Allocation Funds”) that invest in certain series of Transamerica Funds and may own a significant portion of the shares of an underlying fund.
Unaffiliated funds (the “Unaffiliated Funds”) may invest in series of Transamerica Funds subject to the fund of funds restrictions of Section 12(d)(1) of the 1940 Act. Unaffiliated Funds with exemptive relief from the SEC may invest in an underlying fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions. An Unaffiliated Fund may own a significant portion of the shares of an underlying fund.
Transactions by the Asset Allocation Funds and/or the Unaffiliated Funds may be disruptive to the management of an underlying fund. An underlying fund may experience large redemptions or investments due to transactions in fund shares by the Asset Allocation Funds and/or the Unaffiliated Funds. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs. In addition, when the Asset Allocation Funds and/or the Unaffiliated Funds own a substantial portion of an underlying fund's shares, a large redemption by an Asset Allocation Fund and/or an Unaffiliated Fund could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio.
Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in an underlying fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when an Asset Allocation Fund and/or an Unaffiliated Fund purchases, redeems, or owns a substantial portion of an underlying fund's shares.
When possible, TAM, the sub-adviser and/or the portfolio construction manager will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.
Operational: Your ability to transact with a fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including as a result of cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result.
Redemption: A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. In that event, the value of your investment in the fund would go down. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, if one decision maker exercises control over fund shares owned by other fund shareholders, including clients or affiliates of the Investment Manager and/or sub-advisers, redemptions by these shareholders may further increase the impact on the fund.
Regulatory: The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Wall Street Reform Act (the “Reform Act”) substantially increases regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives, and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, a fund may be subject to additional recordkeeping and reporting requirements. Other future regulatory developments may also impact a fund’s ability to invest
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or remain invested in certain derivatives. Legislation or regulation may also change the way in which a fund itself is regulated. The impact of any new governmental regulation that may be implemented on the ability of a fund to use swaps or any other financial derivative product is not known at this time, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objective.
Securities Lending: Each fund, except as noted below, may lend securities to other financial institutions that provide cash, cash equivalents, or U.S. government or agency securities as collateral. When a fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a fund.
The Asset Allocation Funds do not participate in securities lending.
Strategy: Securities and investment strategies with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different style or strategy. A fund may employ a combination of styles that impact its risk characteristics.
Tax: In order to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), each fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. In particular, a fund must generally diversify its holdings so that, at the end of each quarter of each taxable year, at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. If a fund were to fail to meet any of these requirements, the fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at corporate rates (without reduction for distributions to shareholders). The fund may be able to preserve its RIC qualification by meeting certain conditions, in which case it may be subject to certain additional taxes.
Any income a fund derives from investments in certain hard asset ETFs, such as certain commodity ETFs, and from other non-qualifying sources must be limited to a maximum of 10% of the fund’s gross income. If a fund fails to meet the 10% requirement, the fund may be subject to the federal income tax consequences described in the preceding paragraph. A fund may invest no more than 25% of its total assets in the securities of entities treated as qualified publicly traded partnerships for federal income tax purposes. If a fund fails to meet the 25% requirement, the fund may be subject to the federal income tax consequences described in the preceding paragraph.
An MLP is an entity treated as a partnership under the Internal Revenue Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. If it does not so qualify, it will generally be subject to tax as a corporation.

     Depreciation or other cost recovery deductions passed through to a fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a fund may need to liquidate investments, which may lead to additional recapture income.
Please note that there are other factors that could adversely affect your investment in a fund and that could prevent the fund from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.
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Shareholder Information

Management of Transamerica Funds
The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Funds. It oversees the operation of Transamerica Funds by its officers. It also reviews the management of each fund’s assets by the investment manager and sub-advisers. Information about the Trustees and executive officers of Transamerica Funds is contained in the Statement of Additional Information (“SAI”).
Investment Manager
Transamerica Asset Management, Inc. (“TAM” ), located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for Transamerica Funds. TAM provides continuous and regular investment management services to the funds. For each of the funds, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the funds and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each fund. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid investment management fees for its service as investment manager to each fund. These fees are calculated on the average daily net assets of each fund.
TAM has been a registered investment adviser since 1996. As of December 31, 2017, TAM has approximately $83.9 billion in total assets under management. TAM is also registered as a commodity pool operator under the Commodity Exchange Act with respect to Transamerica Multi-Manager Alternative Strategies Portfolio. The remaining funds are operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.
TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.
TAM acts as a manager of managers for the funds pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable fund’s shareholders, to:
(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)	materially change the terms of any sub-advisory agreement; and
(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
Pursuant to the exemptive order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.
Legal Proceedings
A previously disclosed ongoing investigation by the Securities and Exchange Commission’s Division of Enforcement may lead to legal proceedings against Aegon USA Investment Management, LLC (“AUIM”), Transamerica Asset Management, Inc. (“TAM”) and/or Transamerica Capital, Inc. (“TCI”). These legal proceedings could have a material adverse effect on one or more of these entities. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds. The funds do not know the timing or outcome of any possible proceeding, including whether any proceeding is likely to have a material adverse impact on the funds, AUIM, TAM or TCI.
The investigation relates to errors in the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds, as well as in the operation and/or implementation of an asset allocation model and volatility guidelines utilized by AUIM when it served as sub-adviser to certain Transamerica asset allocation funds. The investigation also concerns whether appropriate disclosures were made regarding these matters. The tactical funds are Transamerica
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Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP (formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP).
AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015. Expert analyses provided to the funds indicate that errors in the models and guidelines did not have a material adverse impact on fund performance.
The funds are affected by many factors and risks: for example, the risk that sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.
Management Fees Paid for the Fiscal Year Ended October 31, 2017
For the fiscal year ended October 31, 2017, each fund paid the following management fee as a percentage of its average daily net assets:
Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica Asset Allocation – Conservative Portfolio	0.12%
Transamerica Asset Allocation – Growth Portfolio	0.12%
Transamerica Asset Allocation – Moderate Growth Portfolio	0.12%
Transamerica Asset Allocation – Moderate Portfolio	0.12%
Transamerica Capital Growth	0.79%
Transamerica Concentrated Growth	0.67%
Transamerica Dividend Focused	0.69%
Transamerica Dynamic Allocation	0.11%
Transamerica Dynamic Income	0.50%
Transamerica Emerging Markets Debt	0.62%
Transamerica Emerging Markets Equity	0.98%
Transamerica Event Driven	1.05%
Transamerica Flexible Income	0.48%
Transamerica Floating Rate	0.63%
Transamerica Global Equity	0.74%
Transamerica High Yield Bond	0.56%
Transamerica High Yield Muni	0.49%
Transamerica Inflation Opportunities	0.58%
Transamerica Intermediate Muni	0.43%
Transamerica International Equity	0.71%
Transamerica International Growth	0.88%
Transamerica Large Cap Value	0.65%
Transamerica Mid Cap Growth	0.70%
Transamerica Mid Cap Value Opportunities	0.67%
Transamerica MLP & Energy Income	1.11%
Transamerica Multi-Cap Growth	0.65%
Transamerica Multi-Managed Balanced	0.65%
Transamerica Multi-Manager Alternative Strategies Portfolio	0.21%
Transamerica Short-Term Bond	0.50%
Transamerica Small Cap Core	0.74%
Transamerica Small Cap Growth	0.81%
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Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica Small Cap Value	0.80%
Transamerica Small/Mid Cap Value	0.78%
Transamerica Strategic High Income	0.70%
Transamerica Unconstrained Bond	0.67%
Transamerica US Growth	0.70%
Recent Management Fee Changes
Transamerica International Growth: Effective March 1, 2018, the management fee is 0.77% of the first $500 million; 0.76% over $500 million up to $1 billion; 0.71% over $1 billion up to $2 billion; 0.695% over $2 billion up to $3 billion; and 0.68% in excess of $3 billion of average daily net assets. For the period beginning August 1, 2017 through March 1, 2018, the management fee was 0.905% of the first $500 million; 0.88% over $500 million up to $1 billion; 0.83% over $1 billion up to $1.5 billion; 0.805% over $1.5 billion up to $2 billion; and 0.78% in excess of $2 billion in average daily net assets. Prior to August 1, 2017, the management fee was 0.93% of the first $250 million; 0.905% over $250 million up to $500 million; 0.88% over $500 million up to $1 billion; and 0.83% in excess of $1 billion in average daily net assets.
Transamerica Multi-Manager Alternative Strategies Portfolio: Effective July 7, 2017, the management fee is 0.1925% of the first $500 million; 0.1725% over $500 million up to $1 billion; 0.1525% over $1 billion up to $2 billion; and 0.1425% in excess of $2 billion of average daily net assets. Prior to July 7, 2017, the management fee was 0.2225% of the first $500 million; 0.2125% over $500 million up to $1 billion; and 0.2025% in excess of $1 billion of average daily net assets.
A discussion regarding the Board of Trustees’ approval of each fund’s investment management agreement is available in each fund’s annual report for the fiscal year ended October 31, 2017.
Portfolio Construction Manager
Morningstar Investment Management LLC, 22 West Washington Street, Chicago, IL 60602, is the Portfolio Construction Manager for each fund listed below. Morningstar Investment Management LLC has been a registered investment adviser since 1999 and is a wholly owned subsidiary of Morningstar, Inc. As of December 31, 2017, Morningstar Investment Management LLC has approximately $79.5 billion in total assets under management.
Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar Investment Management LLC, the Portfolio Construction Manager will furnish investment advice and recommendations concerning what portion of each fund should be in the underlying funds and what portion, if any, should be held in U.S. government securities, short-term commercial paper or other assets such as cash. The Portfolio Construction Manager receives compensation from TAM.
Transamerica Asset Allocation-Conservative Portfolio
Transamerica Asset Allocation-Growth Portfolio
Transamerica Asset Allocation-Moderate Portfolio
Transamerica Asset Allocation-Moderate Growth Portfolio
Portfolio Construction Team
Each fund listed above is managed by a portfolio construction team. In addition to this team, Morningstar Investment Management LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each fund.
Name	Employer	Positions Over Past Five Years
John McLaughlin, CFA	Morningstar Investment Management LLC	Co-Portfolio Manager of the fund since 2017; Employee of Morningstar Investment Management LLC since 2014
Dan McNeela, CFA	Morningstar Investment Management LLC	Co-Portfolio Manager of the fund since 2010; Employee of Morningstar, Inc. since 2000; Employee of Morningstar Investment Management LLC since 2006
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Name	Employer	Positions Over Past Five Years
Michael Stout, CFA	Morningstar Investment Management LLC	Co-Portfolio Manager of the fund since 2006; Employee of Morningstar, Inc. since 1993, then employee of Morningstar Investment Management LLC since 1999
Sub-Adviser(s)
Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective fund, each sub-adviser shall provide day-to-day investment advice and recommendations for the fund.
Each sub-adviser receives compensation from TAM.
Funds	Sub-Adviser	Sub-Adviser Address
Transamerica Event Driven	Advent Capital Management, LLC	888 Seventh Avenue 31st Floor New York, NY 10019

Transamerica Flexible Income	Aegon USA Investment Management, LLC	4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica Floating Rate
Transamerica High Yield Bond
Transamerica Multi-Managed Balanced
Transamerica Short-Term Bond

Transamerica Multi-Cap Growth	Alta Capital Management, LLC	6440 South Wasatch Boulevard Suite 260 Salt Lake City, UT 84121

Transamerica Dividend Focused	Barrow, Hanley, Mewhinney & Strauss, LLC	Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, TX 75201

Transamerica High Yield Muni	Belle Haven Investments, L.P.	800 Westchester Avenue, Suite N607 Rye Brook, NY 10573
Transamerica Intermediate Muni

Transamerica Small Cap Value	Boston Advisors, LLC	1 Liberty Square Boston, MA 02109

Transamerica Emerging Markets Equity	ClariVest Asset Management LLC	3611 Valley Centre Drive, Suite 100, San Diego, CA 92130

Transamerica Multi-Manager Alternative Strategies Portfolio	Goldman Sachs Asset Management, L.P.	200 West Street New York, NY 10282

Transamerica International Growth	Greystone Managed Investments Inc.	300-1230 Blackfoot Drive Regina, Saskatchewan S4S 7G4, Canada

Transamerica Multi-Managed Balanced	J.P. Morgan Investment Management Inc.	270 Park Avenue New York, NY 10017

Transamerica MLP & Energy Income	Kayne Anderson Capital Advisors, L.P.	1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067

Transamerica Large Cap Value	Levin Capital Strategies, L.P.	595 Madison Avenue, 17th Floor, New York, NY 10022

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Funds	Sub-Adviser	Sub-Adviser Address
Transamerica Emerging Markets Debt	Logan Circle Partners, LP	1717 Arch Street Suite 1500 Philadelphia, PA 19103

Transamerica Capital Growth	Morgan Stanley Investment Management Inc.	522 Fifth Avenue New York, NY 10036

Transamerica Inflation Opportunities Transamerica Unconstrained Bond	PineBridge Investments LLC	399 Park Avenue, 4th Floor New York, NY 10022

Transamerica Mid Cap Growth	Quantum Capital Management	311 California Street, Suite 510 San Francisco, CA 94104

Transamerica Dynamic Income	QS Investors, LLC	880 Third Avenue
Transamerica Dynamic Allocation		New York, NY 10022

Transamerica Small Cap Growth	Ranger Investment Management, L.P.	2828 N. Harwood Street, Suite 1900, Dallas, TX 75201

Transamerica Global Equity	Rockefeller & Co., Inc.	10 Rockefeller Plaza, Floor 3, New York, NY 10020

Transamerica Small Cap Core Transamerica Small/Mid Cap Value	Systematic Financial Management, L.P.	300 Frank W. Burr Blvd. Glenpointe East 7th Floor Teaneck, NJ 07666

Transamerica International Equity	Thompson, Siegel & Walmsley LLC	6641 West Broad Street, Suite 600 Richmond, VA 23230
Transamerica Mid Cap Value Opportunities
Transamerica Small/Mid Cap Value
Transamerica Strategic High Income

Transamerica Concentrated Growth	Torray LLC	7501 Wisconsin Avenue Suite 750W Bethesda, Maryland 20814

Transamerica US Growth	Wellington Management Company LLP	280 Congress Street Boston, MA 02210

Further Information About Each Sub-Adviser
Advent Capital Management, LLC has been a registered investment adviser since 2001. As of December 31, 2017, Advent Capital Management, LLC had approximately $9.3 billion in total assets under management.
Aegon USA Investment Management, LLC, a wholly-owned and indirect subsidiary of Aegon N.V., has been a registered investment adviser since December 2001. As of December 31, 2017, Aegon USA Investment Management, LLC has approximately $104.6 billion in total assets under management.
Alta Capital Management, LLC has been a registered investment adviser since 1981. As of December 31, 2017, Alta Capital Management, LLC has approximately $3.33 billion in total assets under management.
Barrow, Hanley, Mewhinney & Strauss, LLC, a subsidiary of OM Asset Management Plc, a New York Stock Exchange listed company, has been a registered investment adviser since 1979. As of December 31, 2017, Barrow, Hanley, Mewhinney & Strauss, LLC has approximately $91.7 billion in total assets under management.
Belle Haven Investments, L.P. has been a registered investment adviser since 2006. As of December 31, 2017, Belle Haven Investments, L.P. has approximately $6.86 billion in total assets under management.
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Boston Advisors, LLC has been a registered investment adviser since 1982. As of December 31, 2017, Boston Advisors, LLC has approximately $5 billion in total assets under management.
ClariVest Asset Management LLC, a Delaware limited liability company, has been a registered investment adviser since 2006. As of December 31, 2017, ClariVest Asset Management LLC has approximately $7.6 billion in total assets under management.
Goldman Sachs Asset Management, L.P., an affiliate of Goldman Sachs & Co. LLC, has been a registered investment adviser since 1990. As of December 31, 2017, Goldman Sachs Asset Management, L.P. had approximately $1.29 trillion in total assets under management.
Greystone Managed Investments Inc. (“Greystone”) has been a registered investment adviser since March 2016. As of December 31, 2017, Greystone had approximately $26.9 billion in total assets under management. Greystone is a wholly-owned subsidiary of Greystone Capital Management Inc., a company formed in 1988 and registered in Saskatchewan as an adviser in the category of portfolio manager.
J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2017, J.P. Morgan Investment Management Inc. and its affiliates has $1.7 trillion in assets under management.
Kayne Anderson Capital Advisors, L.P. was founded in 1984 and is registered with the SEC as an investment adviser. Kayne Anderson Capital Advisors, L.P. is an independent alternative investment management firm focused on niche investing in upstream oil and gas companies, energy infrastructure, growth private equity, specialty real estate, middle market credit and municipal opportunities. Kayne Anderson Capital Advisors, L.P. and its affiliates currently manage approximately $26 billion in assets as of December 31, 2017 (including over $16 billion in assets invested in the energy sector) for institutional investors, family offices and high-net-worth individuals, with offices in Los Angeles, Houston, New York, Chicago, Denver, Atlanta, Boca Raton, Dallas and Portland.
Levin Capital Strategies, L.P. has been a registered investment adviser since 2006. As of December 31, 2017, Levin Capital Strategies, L.P. has approximately $7.3 billion in total assets under management.
Logan Circle Partners, LP, a subsidiary of MetLife, Inc., has been a registered investment adviser since 2007. As of December 31, 2017, Logan Circle Partners, LP has approximately $38.46 billion in total assets under management.
Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley, has been a registered investment adviser since 1981. As of December 31, 2017, Morgan Stanley Investment Management Inc. has approximately $481.5 billion in total assets under management.
PineBridge Investments LLC has been a registered investment adviser since 1983. As of December 31, 2017, PineBridge Investments LLC, including its affiliates, has approximately $85.3 billion in total assets under management.
Quantum Capital Management has been a registered investment adviser since October 1996. As of December 31, 2017, Quantum Capital Management had approximately $496 million in assets under management.
QS Investors, LLC, a wholly-owned subsidiary of Legg Mason, Inc., has been a registered investment adviser since 2010. As of December 31, 2017, QS Investors, LLC had assets under management of approximately $20.8 billion.
Ranger Investment Management, L.P. has been a registered investment adviser since 2003. As of December 31, 2017, Ranger Investment Management, L.P. has approximately $1.4 billion in total assets under management.
Rockefeller is a global asset management and investment advisory firm that was founded in 1882 by John D. Rockefeller to manage the Rockefeller Family’s personal and philanthropic interests. Rockefeller was incorporated in 1979 and registered with the U.S. Securities and Exchange Commission in 1980 as an investment adviser. Today, Rockefeller provides investment management services and wealth advice to institutions, foundations and endowments, non-profits, individuals, trusts and families. Rockefeller had approximately $12.7 billion in assets under management as of December 31, 2017. Rockefeller & Co., Inc. is a wholly-owned subsidiary of Rockefeller Financial Services, Inc.
Systematic Financial Management, L.P. has been a registered investment adviser since 1982. Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds a majority interest in Systematic Financial Management, L.P. through its wholly-owned subsidiary, Titan NJ LP Holdings LLC. As of December 31, 2017, Systematic Financial Management, L.P. has approximately $5.3 billion in total assets under management.
Thompson, Siegel & Walmsley LLC is a majority-owned subsidiary of OM Asset Management plc, a NYSE listed company. Thompson, Siegel & Walmsley LLC has been a registered investment adviser since 1970. As of December 31, 2017, Thompson, Siegel & Walmsley LLC has approximately $25 billion in total assets under management.
Torray LLC was formed in 2006. Through its predecessor entities, Torray LLC has been a registered investment adviser since 1972. As of December 31, 2017, Torray LLC has approximately $1.1 billion in total assets under management.
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Wellington Management Company LLP, a Delaware limited liability partnership, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management Company LLP and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management Company LLP is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2017, Wellington Management Company LLP and its investment advisory affiliates had investment management authority with respect to approximately $1.08 trillion in client assets.
Portfolio Manager(s)
Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.
Transamerica Capital Growth
Name	Sub-Adviser	Positions Over Past Five Years
Dennis P. Lynch	Morgan Stanley Investment Management Inc.	Lead Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1998; Managing Director; Team leader for the Growth team
Sam G. Chainani, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1996; Managing Director; Investor on the Growth team
David S. Cohen	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1993; Managing Director; Investor on the Growth team
Armistead B. Nash	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Investor on the Growth team
Alexander T. Norton	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2000; Executive Director; Investor on the Growth team
Jason C. Yeung, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Investor on the Growth team
Transamerica Concentrated Growth
Name	Sub-Adviser	Positions Over Past Five Years
Nicholas C. Haffenreffer	Torray LLC	Portfolio Manager of the fund since 2014; Portfolio Manager of the predecessor fund since 2010; Principal of Torray LLC since 2010; President of Torray Resolute, LLC (2014 to 2016); President of Resolute Capital Management LLC (1998 to 2010)
256

Transamerica Dividend Focused
Name	Sub-Adviser	Positions Over Past Five Years
Ray Nixon, Jr.	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Barrow, Hanley, Mewhinney & Strauss, LLC since 1994
Brian Quinn, CFA	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Barrow, Hanley, Mewhinney & Strauss, LLC since 2012; Equity Analyst (2005 – 2012)
Lewis Ropp	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Barrow, Hanley, Mewhinney & Strauss, LLC since 2011; Equity Analyst (2001 – 2011)
Transamerica Dynamic Allocation
Name	Sub-Adviser	Positions Over Past Five Years
Thomas Picciochi	QS Investors, LLC	Portfolio Manager of the fund since 2015; Head of Multi-Asset Portfolio Management Implementation at QS Investors, LLC since 2010; Senior Portfolio Manager for Deutsche Asset Management from 1999-2010
Ellen Tesler	QS Investors, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager at QS Investors, LLC since 2010; Portfolio Manager for Deutsche Asset Management from 2003-2010
Adam J. Petryk, CFA	QS Investors, LLC	Portfolio Manager of the fund since 2016; Head of Multi-Asset and Solutions at QS Investors, LLC since 2014; Chief Investment Officer for Batterymarch Financial Management, Inc. (“Batterymarch”) from 2012-2014; Deputy Chief Investment Officer and co-head of the Developed Markets investment team for Batterymarch from 2010-2012
S. Kenneth Leech	Western Asset Management Company	Portfolio Manager of the fund since 2015; Co-Chief Investment Officer with Western Asset Management Company since 1990
Prashant Chandran	Western Asset Management Company	Portfolio Manager of the fund since 2015; Global Head of Derivatives at Western Asset Management Company; Employed by Western Asset Management Company since 2005
Jim K. Huynh	Western Asset Management Company	Portfolio Manager of the fund since 2017; Portfolio Manager/Research Analyst at Western Asset Management Company; Employed by Western Asset Management Company since 2003
Transamerica Dynamic Income
Name	Sub-Adviser	Positions Over Past Five Years
Thomas Picciochi	QS Investors, LLC	Portfolio Manager of the fund since 2015; Head of Multi-Asset Portfolio Management Implementation at QS Investors, LLC since 2010; Senior Portfolio Manager for Deutsche Asset Management from 1999-2010
Ellen Tesler	QS Investors, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager at QS Investors, LLC since 2010; Portfolio Manager for Deutsche Asset Management from 2003-2010
257

Name	Sub-Adviser	Positions Over Past Five Years
Adam J. Petryk, CFA	QS Investors, LLC	Portfolio Manager of the fund since 2016; Head of Multi-Asset and Solutions at QS Investors, LLC since 2014; Chief Investment Officer for Batterymarch Financial Management, Inc. (“Batterymarch”) from 2012-2014; Deputy Chief Investment Officer and co-head of the Developed Markets investment team for Batterymarch from 2010-2012
Transamerica Emerging Markets Debt
Name	Sub-Adviser	Positions Over Past Five Years
Todd Howard, CFA	Logan Circle Partners, LP	Portfolio Manager of the fund since 2011; Employee of Logan Circle Partners, LP since 2007; Portfolio Manager for the Logan Circle international strategies
Scott Moses, CFA	Logan Circle Partners, LP	Portfolio Manager of the fund since 2011; Employee of Logan Circle Partners, LP since 2007; Portfolio Manager for the Logan Circle emerging markets fixed income strategies
Transamerica Emerging Markets Equity
Name	Sub-Adviser	Positions Over Past Five Years
David R. Vaughn, CFA	ClariVest Asset Management LLC	Portfolio Manager of the fund since 2012; founder and owner of ClariVest Asset Management LLC since 2006; primarily responsible for international, global and emerging market strategies
Stacey Nutt	ClariVest Asset Management LLC	Portfolio Manager of the fund since 2014; President and Chief Investment Officer of ClariVest Asset Management LLC; founder and owner of ClariVest Asset Management LLC since 2006
Alex Turner, CFA	ClariVest Asset Management LLC	Owner of ClariVest Asset Management LLC since 2015; Portfolio Manager of the fund since 2014; Assistant Portfolio Manager of the fund since 2012; joined ClariVest Asset Management LLC in 2008; Prior to 2008, Quantitative Analytic Specialist at Factset Research Systems, Inc.
Priyanshu Mutreja, CFA	ClariVest Asset Management LLC	Owner of ClariVest Asset Management LLC since 2015; Portfolio Manager of the fund since 2017; Assistant Portfolio Manager of the fund since 2014; joined ClariVest Asset Management LLC in 2009
Transamerica Event Driven
Name	Sub-Adviser	Positions Over Past Five Years
Odell Lambroza	Advent Capital Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager at Advent Capital Management, LLC since 2001
Tracy V. Maitland	Advent Capital Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager of Advent Capital Management, LLC since 1995
258

Transamerica Flexible Income
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Co-Head of Investment Grade Credit
Jeremy Mead, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC from 1994-2010 and again since 2016; between tenures with Aegon USA Investment Management, LLC, advised individuals, families and small business as an Investment Advisor Representative
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004, Head of Leveraged Finance since 2014, Co-Head of Public Fixed Income since 2017 and Deputy Chief Investment Officer since 2018
Doug Weih, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009 and Co-Head of Public Fixed Income since 2017
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2005; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Transamerica Floating Rate
Name	Sub-Adviser	Positions Over Past Five Years
John F. Bailey, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager and Head of Leveraged Loans with Aegon USA Investment Management, LLC since 1997
Jason P. Felderman, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Aegon USA Investment Management, LLC since 2007
Zach Halstead	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2018; Portfolio Manager with Aegon USA Investment Management, LLC since 2016 and Credit Research Analyst from 2013-2016
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004, Head of Leveraged Finance since 2014, Co-Head of Public Fixed Income since 2017 and Deputy Chief Investment Officer since 2018
Transamerica Global Equity
Name	Sub-Adviser	Positions Over Past Five Years
David P. Harris, CFA	Rockefeller & Co., Inc.	Portfolio Manager of the fund since 2014; Portfolio Manager at Rockefeller & Co., Inc. since 1999
Jimmy C. Chang, CFA	Rockefeller & Co., Inc.	Portfolio Manager of the fund since 2014; Portfolio Manager at Rockefeller & Co., Inc. since 2004
259

Transamerica High Yield Bond
Name	Sub-Adviser	Positions Over Past Five Years
Kevin Bakker, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2007; Co-Head of High-Yield; Portfolio Manager with Aegon USA Investment Management, LLC since 2007; Senior Research Analyst 2003 – 2007
Benjamin D. Miller, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2006; Co-Head of High-Yield; Senior Research Analyst with Aegon USA Investment Management, LLC 1993 – 2006
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004, Head of Leveraged Finance since 2014, Co-Head of Public Fixed Income since 2017 and Deputy Chief Investment Officer since 2018
Derek Thoms	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager with Aegon USA Investment Management, LLC since 2015. High Yield Trader with Aegon USA Investment Management, LLC 2013-2015
Transamerica High Yield Muni
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Dalton	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2013; joined Belle Haven Investments, L.P. in 1996; Chief Executive Officer since 2002
Brian Steeves	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2018; joined Belle Haven Investments, L.P. in 2008
Transamerica Inflation Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
Robert A. Vanden Assem, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Employee of PineBridge Investments LLC since 2001; Managing Director and Head of Investment Grade Fixed Income
Gunter H. Seeger	PineBridge Investments LLC	Portfolio Manager of the fund since 2018; Employee of PineBridge Investments LLC since 2009; Senior Vice President, Senior Portfolio Manager and Research Analyst, U.S. Rates and Securitized Products
Roberto Coronado	PineBridge Investments LLC	Portfolio Manager of the fund since 2016; Employee of PineBridge Investments LLC since 2014; Senior Vice President and Senior Portfolio Manager of Investment Grade Fixed Income
Transamerica Intermediate Muni
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Dalton	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2012; joined Belle Haven Investments, L.P. in 1996; Chief Executive Officer since 2002
Brian Steeves	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2012; joined Belle Haven Investments, L.P. in 2008
260

Transamerica International Equity
Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2011; Portfolio Manager of TS&W International Equity Portfolio from October 31, 2005 to February 28, 2011; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 1996
Transamerica International Growth
Name	Sub-Adviser	Positions Over Past Five Years
Alfred Li, CFA	Greystone Managed Investments Inc.	Portfolio Manager of the fund since 2018; employee of Greystone Managed Investments Inc. since 2006; Vice-President & Co-Lead, International Equity
Jeff Tiefenbach, CFA	Greystone Managed Investments Inc.	Portfolio Manager of the fund since 2018; employee of Greystone Managed Investments Inc. since 2005; Chief Investment Officer, Public Equities
Transamerica Large Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
John Levin	Levin Capital Strategies, L.P.	Portfolio Manager of the fund since 2012; Chief Executive Officer and Senior Portfolio Manager at Levin Capital Strategies, L.P. since 2006
Jack Murphy	Levin Capital Strategies, L.P.	Portfolio Manager of the fund since 2012; Porfolio Manager and Senior Securities Analyst at Levin Capital Strategies, L.P. since 2006
Transamerica Mid Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
Howard Aschwald, CFA	Quantum Capital Management	Portfolio Manager of the fund since 2013; Co- Founder, Chief Investment Officer & Director of Research with Quantum Capital Management since 1996
Timothy Chatard, CFA	Quantum Capital Management	Portfolio Manager of the fund since 2014; Employed with Quantum Capital Management since 2013 as part of the investment research team responsible for equity analysis in several economic sectors. Prior to joining Quantum Capital Management, he was an analyst at Morgan Stanley from 1991 to 1994; Portfolio Manager at Franklin Templeton Group from 1996 to 1999; Portfolio Manager at Sterling Johnston Capital Management from 1999 to 2009; and Portfolio Manager at Tano Capital from 2010 to 2013
Transamerica Mid Cap Value Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2014; Chief Investment Officer; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2001
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Transamerica MLP & Energy Income
Name	Sub-Adviser	Positions Over Past Five Years
John C. Frey	Kayne Anderson Capital Advisors, L.P.	Portfolio Manager of the fund since 2013; Employed with Kayne Anderson Capital Advisors, L.P. since 1997 in various capacities, including portfolio manager, research analyst and controller
Transamerica Multi-Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
Michael O. Tempest	Alta Capital Management, LLC	Portfolio Manager of the fund since 2016; Managing Principal and Chief Investment Officer with Alta Capital Management, LLC since 1996
Melanie H. Peche, CFA	Alta Capital Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager and Principal with Alta Capital Management, LLC since 2009
Transamerica Multi-Managed Balanced
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Co-Head of Investment Grade Credit
Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2015, Portfolio Analyst since 2013 and Risk Analyst since 2007
Doug Weih, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009 and Co-Head of Public Fixed Income since 2017
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Steven G. Lee	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2014; Employee of J.P. Morgan Investment Management Inc. since 2004; Managing Director; Portfolio Manager on the U.S. Disciplined Equity Team
Tim Snyder, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2013; Employee of J.P. Morgan Investment Management Inc. since 2003; Executive Director; Portfolio Manager on the U.S. Disciplined Equity Team; Specialties include Research Enhanced Index (REI) strategies
Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2011; Employee of J.P. Morgan Investment Management Inc. since 1991; Managing Director; Portfolio Manager on the U.S. Disciplined Equity Team; Specialties include Research Enhanced Index (REI) strategies
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Transamerica Multi-Manager Alternative Strategies Portfolio
Name	Sub-Adviser	Positions Over Past Five Years
Christopher Lvoff, CFA	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the fund since 2017; Managing Director, Senior Portfolio Manager, Global Portfolio Solution Group; employed with Goldman Sachs Asset Management, L.P. since 2007
Raymond Chan, CFA	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the fund since 2017; Managing Director, Senior Portfolio Manager, Global Portfolio Solution Group; employed with Goldman Sachs Asset Management, L.P. since 2004
Lucy Xin	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the fund since 2017; Vice President, Global Portfolio Solution Group; employed with Goldman Sachs Asset Management, L.P. since 2011
Transamerica Short-Term Bond
Name	Sub-Adviser	Positions Over Past Five Years
Norbert King	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2017, Investment Grade Trader since 2015 and Institutional Markets Analyst with Transamerica Stable Value Services since 2011
Glen Kneeland	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2006
Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Doug Weih, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with Aegon USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009 and Co-Head of Public Fixed Income since 2017
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Transamerica Small Cap Core
Name	Sub-Adviser	Positions Over Past Five Years
Eoin E. Middaugh, CFA	Systematic Financial Management, L.P.	Lead-Portfolio Manager of the fund since 2013; Employed by Systematic Financial Management, L.P. since 2002; Portfolio Manager since 2006; Managing Partner since 2010
D. Kevin McCreesh, CFA	Systematic Financial Management, L.P.	Co-Portfolio Manager of the fund since 2013; Managing Partner of Systematic Financial Management, L.P. since 1996
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Transamerica Small Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
W. Conrad Doenges	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2012; Portfolio Manager at Ranger Investment Management, L.P. since 2004
Andrew Hill	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2017; Sector Manager at Ranger Investment Management, L.P. since 2002
Joseph LaBate	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2017; Sector Manager at Ranger Investment Management, L.P. since 2002
Transamerica Small Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
David Hanna	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2007; Senior Vice President and Director of Institutional Portfolio Management
James W. Gaul, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2005; Vice President and Portfolio Manager.
Michael J. Vogelzang, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 1997; President and Chief Investment Officer.
Douglas A. Riley, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2002; Senior Vice President and Director of Growith Equity Investing.
Transamerica Small/Mid Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Kenneth Burgess, CFA	Systematic Financial Management, L.P.	Co-Portfolio Manager of the fund since 2011; Managing Partner of Systematic Financial Management, L.P. since 1997, and employed with them since 1993; Specialties include cash flow analysis and small cap equities
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2016; Chief Investment Officer; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2001
Transamerica Strategic High Income
Name	Sub-Adviser	Positions Over Past Five Years
William M. Bellamy, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2014; Director of Income Strategies at Thompson, Siegel & Walmsley LLC since 2002
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Transamerica Unconstrained Bond
Name	Sub-Adviser	Positions Over Past Five Years
Michael J. Kelly, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 1999
Robert A. Vanden Assem, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 2001
Steven Oh, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 2000
Peter Hu, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 2006
Roberto Coronado	PineBridge Investments LLC	Portfolio Manager of the fund since 2016; Portfolio Manager at PineBridge Investments LLC since 2014
Transamerica US Growth
Name	Sub-Adviser	Positions Over Past Five Years
Mammen Chally, CFA	Wellington Management Company LLP	Lead Portfolio Manager of the fund since 2014; Senior Managing Director and Equity Portfolio Manager of Wellington Management Company LLP; joined the firm as an investment professional in 1994
David Siegle, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2017; Managing Director and Equity Research Analyst of Wellington Management Company LLP; joined the firm in 2001
Douglas McLane, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2017; Managing Director and Equity Research Analyst of Wellington Management Company LLP; joined the firm in 2011
Trustees’ Approval of Sub-Advisory Agreements
With the exception of Transamerica International Growth, a discussion regarding the Board of Trustees’ renewal of each fund’s investment sub-advisory agreement is available in each fund’s annual report for the fiscal year ended October 31, 2017. With respect to Transamerica International Growth, a discussion regarding the Board of Trustees’ approval of the fund’s investment sub-advisory agreement will be available in the fund’s semi-annual report for the six-month period ended April 30, 2018.
Disclosure of Portfolio Holdings
A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Funds website at www.transamerica.com.
Fund Expenses
During times of market volatility or decline, assets of your fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in your fund’s Annual Fund Operating Expenses table under “Fees and Expenses” in this prospectus.
The “Other expenses” items in the Annual Fund Operating Expenses table for your fund include fees for custodial, legal and transfer agency services. “Other expenses” also include various other expenses applicable to each share class of your fund. Class T1 and Class T2 shares do not pay sub-transfer agency fees directly, but the transfer agent may use its available resources to pay for sub-transfer agency services for any share class.
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How To Contact the Funds

•	Customer Service: 1-888-233-4339
•	Internet: www.transamerica.com
•	Fax: 1-888-329-4339

Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945
Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105
The following information applies to Class T1 and Class T2 Shares. Certain of the funds also offer other share classes in separate prospectuses. Please note the funds do not currently offer Class T2 shares.
Opening an Account

Class T1 and T2 shares are available through financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their platforms. The intermediary is responsible for opening your account and providing Transamerica Funds with your taxpayer identification number.
Minimum Investment
Class of Shares	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
T1	$1,000	$50
T2	$1,000	$50
The funds do not currently offer Class T2 shares.
Buying Shares

Investors may purchase shares of the funds at the “offering price” of the shares, which is the net asset value per share (“NAV”) plus any applicable initial sales charge. Please note that purchase requests initiated through an automated service that exceed $50,000 per day may be rejected and must be submitted by check or via bank wire.
Transamerica Funds must receive your payment within three business days after your order is accepted.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege, without notice and regardless of size. Each fund reserves the right to discontinue offering any class of shares at any time, to liquidate any class of shares or merge any class of shares into another class of shares, or to cease investment operations entirely.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
Through an Authorized Intermediary
•	If your Intermediary has already established your account for you, no additional documentation is needed. Call your Intermediary to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.
Other Information
Transamerica Funds or its agents may reject a request for purchase of shares, in whole or in part, in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order, including, but not limited to, any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer.
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Selling Shares

Shares may be sold (or “redeemed”) on any day the New York Stock Exchange is open for business. Proceeds from the redemption of shares will normally be sent to redeeming shareholders within three business days after receipt of a redemption request in good order, but in any event within seven days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, Transamerica Funds may postpone payment under certain circumstances, such as when the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC or authorized by law.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.
To request your redemption and receive payment:
Through an Authorized Intermediary
•	You may redeem your shares through an authorized Intermediary (they may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.
Please see additional information relating to original signature guarantee later in this prospectus.
Involuntary Redemptions
Each fund reserves the right, to the fullest extent permitted by law, to close your account if the account value falls below the fund’s minimum account balance, including solely due to declines in NAV, or you are deemed to engage in activities that are illegal (such as late trading), activity that is believed to be detrimental to the fund (such as market timing), or other potential criminal or fraudulent activity.
Exchanging Shares

(Applicable only to Class T2 shares.)
•	You can exchange shares in one fund for shares in the same class of another fund.
•	An exchange is treated as a redemption of a fund’s shares, followed by a purchase of the shares of the fund into which you exchanged and may give rise to a taxable event (as described more fully below). Prior to making exchanges into a fund that you do not own, please read the prospectus for that fund carefully.
•	In certain circumstances, shares of one class of a fund may also be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information.
•	Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days’ written notice.
•	Transamerica Funds reserves the right to deny any exchange request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.
•	The minimum exchange amount may be waived with respect to transactions in omnibus accounts maintained on behalf of certain 401(k) and other retirement plans.
•	An exchange of shares in one fund for shares of another fund is considered a redemption followed by a purchase and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should consult your tax advisor before making an exchange.
Converting Shares
If you hold Class A or Class C shares and you are eligible to purchase Class T1 or Class T2 shares, you may be eligible to convert your shares to Class T1 or Class T2 shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc. to permit or reject such a conversion. Please contact your financial advisor or Customer Service for conversion requirements and instructions.
A conversion between share classes of the same fund is a nontaxable event.
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If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.
Choosing a Share Class

The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.
Transamerica Funds may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class. Information regarding sales charges can also be found (free of charge) on the Transamerica Funds website at https://www.transamerica.com/individual/what-we-offer/products/mutual-funds/.
Class T1 and Class T2 shares are available only to investors who are investing through a financial intermediary who has an agreement with Transamerica Capital, Inc., the fund’s distributor, to sell shares of the fund. Not all financial intermediaries make Class T1 and Class T2 shares available to their clients. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. Certain financial intermediaries through which you may invest in fund shares may impose their own investment fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or the fund’s SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of fund shares and the financial intermediary's policies, procedures and other information.
Class T1 and T2 Shares – Front Load
With Class T1 and T2 shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.)
There are 12b-1 distribution and service fees of up to 0.25% per year.
Waivers and/or Reductions of Charges
You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. In addition, certain intermediaries may provide different sales charge discounts and/or waivers. Any of these applicable sales charge variations and the relevant intermediaries will be described in an appendix to this prospectus. You should consult your broker or financial advisor or TAM for assistance.
Sales Charge Reductions
You can lower the sales charge percentage in the following ways:
•	Substantial investments in Class T1 shares receive lower sales charge rates (see tables below).

Class T1 Share Quantity Discounts
Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
Under $249,999	2.50%	2.56%
$250,000 - $499,999	2.00%	2.04%
$500,000 - $999,999	1.50%	1.52%
$1,000,000 and over	1.00%	1.01%
Waiver of Initial Sales Charges
No sales charge is imposed on Class T1 or Class T2 shares of the fund if the shares were:
•	Purchased through the reinvestment of dividends and/or capital gains distributions;
•	Obtained in connection with a conversion from Class A or Class C shares of the fund; or
•	Obtained in connection with a plan of reorganization of a Transamerica fund, such as a merger, asset acquisition or exchange offer to which the fund is a party.
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Features and Policies

Customer Service
Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamerica.com.
You may also send instructions by mail, by fax, or by using our automated phone system at 1-888-233-4339.
Uncashed Checks Issued on Your Account
If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the NAV next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the original funds that you held, for example, if a fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in Transamerica Government Money Market.
Minimum Dividend Check Amounts
To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.
Minimum Account Balance
Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:
Account Balance (per fund account)	Fee Assessment (per fund account)
If your balance is below $1,000 per fund account, including solely due to declines in NAV	$25 annual fee assessed, until balance reaches $1,000
No fees will be charged on:
•	accounts opened within the preceding 12 months
•	accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)
•	accounts owned by an individual that, when combined by Social Security Number, have a balance of $5,000 or more
•	accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more
•	accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements
•	UTMA/UGMA accounts (held at Transamerica Funds)
•	UMB Bank, N.A. Custodial Accounts (held at Transamerica Funds)
•	Coverdell ESA accounts (held at Transamerica Funds)
•	Omnibus and Network Level 3 accounts
Telephone Transactions
Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.
Retirement and ESA UMB Bank, N.A. Account Maintenance Fees
Retirement plan and Coverdell ESA UMB Bank, N.A. accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’ value per Social Security Number is more than $50,000.
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Professional Fees
Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.
Signature Guarantee
An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. For certain requests, a notary may be accepted.
An original signature guarantee is typically required if any of the following is applicable:
•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.
•	You would like your redemption proceeds wired to a bank account other than a bank account of record.
•	You are adding or removing a shareholder from an account.
•	You are changing ownership of an account.
•	When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.
•	Transactions requiring supporting legal documentation.
The funds reserve the right to require an original signature guarantee or a notary under other circumstances or to reject or delay a redemption on certain legal grounds.
An original signature guarantee or notary may be refused if any of the following is applicable:
•	It does not appear valid or in good form.
•	The transaction amount exceeds the surety bond limit of the signature guarantee.
•	The guarantee stamp has been reported as stolen, missing or counterfeit.
Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee with prior approval from Transamerica. Contact Transamerica for additional details.
Note:  For certain maintenance and non-financial requests, Transamerica Funds may require a Signature Validation Program Stamp for your protection. When an institution provides a Signature Validation Program Stamp, it assures Transamerica Funds that the signature and instructions are yours and that you have the authority to provide the instruction(s) contained within the request.
Electronic Signatures
Transamerica may accept electronic signatures in certain circumstances. Please contact Customer Service (1-888-233-4339) to see if you are eligible for this feature.
Paperless Legal Program
Transamerica may accept requests to transfer or redeem accounts having an original signature guarantee without the necessity to include additional legal documentation. The shareholder should contact their signature guarantor regarding all documentation that may be required to obtain an original signature guarantee.
Employer Sponsored Accounts
If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)
E-Mail Communication
As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all account specific requests be submitted only via telephone, mail or fax.
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Statements and Reports
Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of the prior year’s income dividends and capital gains distributions will be mailed to shareholders early each year.
Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.
eDelivery
By enrolling in eDelivery, you are notified via e-mail when shareholder documents are available for viewing on our website such as account statements, financial transaction confirmations, prospectuses, tax forms, and annual and semi-annual reports. With eDelivery, you can save time by receiving e-mail notifications days before documents might be received through the postal service; reduce clutter by reducing the amount of paper for filing, shredding, or recycling; lower environmental impact by cutting paper waste and transportation requirements; and enjoy added security by accessing your information electronically through our secure website link.
Once your account is established, visit our website at www.transamerica.com. Click on “Login,” select “Mutual Funds” from the drop down menu, select “Individual Investor” and log into your account. When you have logged into your account, select the “Electronic Delivery” option and follow the simple enrollment steps provided.
Right to Terminate or Suspend Account Privileges
The fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the fund’s policy to detect and deter frequent purchases, redemptions and exchanges, the fund may review and consider the history of frequent trading activity in all accounts in the Transamerica Funds known to be under common ownership or control. The fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the fund determines, in the exercise of its discretion, has engaged in such trading activity.
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.
The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.
While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements.
The funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by the capabilities of operational and information systems. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.
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Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.
Reallocations in underlying series of Transamerica Funds by an Asset Allocation Fund that invests in other series of Transamerica Funds in furtherance of a fund’s objective are not considered to be market timing or excessive trading.
Additional Information
This prospectus and the SAI provide information concerning the funds that you should consider in determining whether to purchase shares of a fund. A fund may make changes to this information from time to time. Each fund’s investment objective may be changed by the Board without shareholder approval. Each fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the SAI.
A fund that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities suggested by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights of any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
The funds enter into contractual arrangements with various parties, including the funds’ investment manager, who provides services to the funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
To the extent authorized by law, the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for customers, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us. Individual states may have their own requirements. For more information regarding escheatment and unclaimed property in your state, ask your salesperson or visit your financial intermediary’s website.
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the funds until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the transaction amount (in dollars, shares or percentage terms); the names, fund and account number(s) and allocations to and/or from the fund accounts affected by the requested transaction; the signatures of all owners (exactly as registered on the account) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents and signature guarantees. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect any purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. “Received” or receipt in good order generally means that everything necessary must be received by the funds, at our mailing address specified in this prospectus. We reserve the right to reject electronic transactions that do not meet our requirements.
Pricing of Shares

How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
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When Share Price Is Determined
The NAV of all funds (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus any applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the Asset Allocation Funds are received and accepted. For purchases of shares of the Asset Allocation Funds through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Asset Allocation Funds.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
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Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
Distribution of Shares

Distributor
Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202 underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. TCI is an affiliate of the investment manager and the funds.
The funds may pay TCI, or its agent, fees for its services. Of the distribution and service fees it usually receives for Class T1 and Class T2 shares, TCI, or its agent, may reallow or pay to brokers or dealers who sold them 0.25% of the average daily net assets of those shares.
Distribution Plan
Each fund has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940 (the “Plan”) for each class of shares.
The Plan permits the use of fund assets to pay distribution and service fees for the sale and distribution of its shares. These fees are used to pay TCI, broker-dealers, financial intermediaries and other professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses.
Under the Plan, each fund pays the following distribution and service fees (as a percentage of the fund’s average daily net assets):
Class T1 and Class T2 Shares – Up to 0.25%
Because these fees are paid out of each fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Other Distribution and Service Arrangements
TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.
TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of the funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, the funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.
TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to unaffiliated brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related distribution or shareholder servicing activities. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the funds.
Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or fund shareholders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a fund on a sales list or mutual fund trading platform, including a preferred or select sales list or trading platform, in other sales programs, or as an expense reimbursement or compensation in cases
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where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI, TAM and the other parties making these payments generally assess the advisability of continuing making these payments periodically.
These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation based on sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales for a particular period; (ii) as a percentage of gross or net assets under management; (iii) as a fixed or negotiated flat fee dollar amount; or (iv) based on a combination of any of these methods. These payments are made on a periodic basis, such as monthly or quarterly. During 2017, in general, payments calculated as a percentage of sales ranged from 10 basis points (0.10%) to 45 basis points (0.45%), payments calculated as a percentage of assets under management ranged from 3 basis point (0.03%) to 15 basis points (0.15%), and flat annual fees ranged from $50,000 to $500,000, which included at times payments for a series of meetings and/or events of other broker-dealers and banks.
As of December 31, 2017, TCI had revenue sharing agreements with approximately 50 brokers and other financial intermediaries. Some of the most significant intermediaries were: Ameriprise Financial Services, Inc.; AXA Advisors, LLC; Centaurus Financial, Inc.; Cetera Financial Group; Morgan Stanley Wealth Management; Hantz Financial Services, Inc.; LPL Financial; National Planning Holdings; Raymond James and Associates; Raymond James Financial Services; UBS Financial Services, Inc.; US Bancorp Investments, Inc.; and Wells Fargo Advisors, LLC. For the calendar year ended December 31, 2017, TCI paid approximately $29 million to various brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2018, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.
For the same period, TCI received revenue sharing payments totaling approximately $2.9 million from various financial services firms for their participation in functions, events and meetings sponsored by TCI. Some of the most significant firms were: American Century; American Funds; Aegon USA Investment Management, LLC; Barrow, Hanley, Mewhinney & Strauss, LLC; Belle Haven Investments L.P.; BlackRock Investment Management, LLC; Fidelity Investments; Franklin Templeton; Janus Capital Management LLC; JP Morgan Asset Management; Kayne Anderson Capital Advisors L.P.; Legg Mason Global Asset Allocation, LLC; MFS Investment Management; Milliman Financial Risk Management LLC; Morgan Stanley Investment Management; Morningstar Investment Management LLC; OppenheimerFunds, Inc.; Pacific Investment Management Company LLC; PineBridge Investments LLC; Pioneer Investments; RidgeWorth; Rockefeller & Co, Inc.; Schroder Investment Management; Systematic Financial Management L.P.; Thompson, Siegel & Walmsley LLC; Vanguard; and Wellington Management Company LLP.
As of December 31, 2017, TAM made revenue sharing payments to approximately six financial intermediaries with respect to the funds, the most sizeable of which were to TCI and Transamerica Retirement Solutions Corporation. For the same period, TAM did not receive any revenue sharing payments from financial services firms.
TAM also serves as investment manager to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates make revenue sharing payments to, or receive revenue sharing payments from, affiliates of certain underlying unaffiliated funds within Transamerica insurance products for the provision of services to investors and distribution activities. These amounts are in addition to any revenue sharing programs described above with respect to mutual fund distributors. A financial intermediary may receive both mutual fund-related and insurance-related revenue sharing payments.
In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)
From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also, to the extent permitted by applicable law, pay non-cash compensation or revenue sharing to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) ad hoc sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law. TCI and TAM may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries. Such non-cash compensation is in addition to the overall revenue sharing arrangements described above.
The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.
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Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this prospectus and the SAI. A shareholder should ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates and fund sub-advisers to the extent the payments result in more assets being invested in the funds on which fees are being charged.
Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment manager or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.
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Distributions and Taxes

Dividends and Distributions
Each fund intends to distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. Each fund generally pays any distributions of net capital gains annually.
Each fund generally pays any dividends from net investment income annually, except the following:
Fund	Pay quarterly dividends	Pay monthly dividends	Declare dividends daily and pay monthly
Transamerica Asset Allocation-Conservative Portfolio	X
Transamerica Dividend Focused	X
Transamerica Dynamic Income		X
Transamerica Emerging Markets Debt	X
Transamerica Flexible Income			X
Transamerica Floating Rate			X
Transamerica High Yield Bond			X
Transamerica High Yield Muni			X
Transamerica Inflation Opportunities		X
Transamerica Intermediate Muni			X
Transamerica MLP & Energy Income	X
Transamerica Multi-Managed Balanced	X
Transamerica Large Cap Value	X
Transamerica Short-Term Bond			X
Transamerica Strategic High Income	X
Transamerica Unconstrained Bond			X
If necessary, each fund may make distributions at other times as well.
Taxes on Distributions in General
A fund will not generally have to pay income tax on amounts it distributes to shareholders. Shareholders will generally be taxed on distributions (other than exempt-interest dividends paid by Transamerica High Yield Muni and Transamerica Intermediate Muni and any distributions treated as a return of capital), whether such distributions are paid in cash or reinvested in additional shares.
The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:
•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains, generally at rates of up to 20%, regardless of how long the shareholders have held their shares.
•	Distributions reported as paid from a fund’s “qualified dividend income” may be taxable to shareholders as qualified dividend income at rates of up to 20%. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order for the shareholder to obtain the benefit of the tax rates applicable to qualified dividend income.
•	Distributions from tax-exempt interest income earned by Transamerica High Yield Muni and Transamerica Intermediate Muni, called “exempt-interest dividends,” are exempt from regular federal income tax and, in general, are not tax preference items for purposes of the federal alternative minimum tax (the “AMT”).
•	Distributions in excess of a fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss) that will be recognized on a subsequent sale or exchange of the shares.
•	Other distributions generally will be taxed at ordinary income tax rates.
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A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends (other than exempt-interest dividends), interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
If a fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.
Each fund in which you invest will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of a fund shortly before it makes a taxable distribution (other than regular monthly distributions paid by Transamerica Floating Rate or Transamerica Short-Term Bond), the distribution will be generally taxable to you even though it may effectively represent a return of a portion of your investment. This is known as “buying a dividend.”
Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income, even if the distribution is wholly or in part attributable to exempt-interest dividends received by the tax-deferred account. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.
Funds that invest in other funds (“asset allocation funds”) may recognize income on distributions from underlying funds in which they invest and may also recognize gains and losses if they redeem or sell shares in underlying funds. Distributions of net capital gains or qualified dividend income of either the asset allocation funds or underlying funds will generally be taxed at long-term capital gain rates of up to 20% when distributed to noncorporate shareholders of the asset allocation funds. Other distributions, including short-term capital gains, generally will be taxed as ordinary income. The structure of such asset allocation funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.
Taxes on the Sale or Exchange of Shares
If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.
Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.
Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.
Withholding Taxes
A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you (including exempt-interest dividends) if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (the “IRS”) that you are subject to backup withholding.
The backup withholding rate is currently 24%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.
Non-Resident Alien Withholding
Dividends and certain other payments (but not distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. The 30% withholding described in this paragraph will not be imposed on any dividends reported as interest-related dividends or as short-term capital gain dividends. Each fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty.
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If you are a Non-U.S. Person, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Additionally, those shareholders will need to provide an appropriate tax form (e.g., Form W-8BEN) and documentary evidence and letter of explanation.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions (but not distributions of exempt-interest dividends) payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a fund. More information is provided in the SAI of the funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the funds.
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List and Description of Certain Underlying Funds

This section lists the underlying funds in which some or all of the Asset Allocation Funds may invest and describes those that are not otherwise discussed in this prospectus. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying funds is contained in these underlying funds’ prospectuses, available at www.transamerica.com.
Fund Name	Transamerica Asset Allocation-Conservative Portfolio	Transamerica Asset Allocation-Growth Portfolio	Transamerica Asset Allocation-Moderate Growth Portfolio	Transamerica Asset Allocation-Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Bond	X		X	X	X
Transamerica Capital Growth	X	X	X	X	X
Transamerica Concentrated Growth	X	X	X	X	X
Transamerica Core Bond	X		X	X	X
Transamerica Developing Markets Equity	X	X	X	X	X
Transamerica Dividend Focused	X	X	X	X	X
Transamerica Emerging Markets Debt	X		X	X	X
Transamerica Emerging Markets Equity	X	X	X	X	X
Transamerica Event Driven	X	X	X	X	X
Transamerica Flexible Income	X		X	X	X
Transamerica Floating Rate	X		X	X	X
Transamerica Global Equity	X	X	X	X	X
Transamerica Global Multifactor Macro	X	X	X	X	X
Transamerica Global Real Estate Securities	X	X	X	X	X
Transamerica Government Money Market	X	X	X	X	X
Transamerica Growth	X	X	X	X	X
Transamerica High Yield Bond	X		X	X	X
Transamerica High Yield Muni	X	X	X	X	X
Transamerica Inflation Opportunities	X		X	X	X
Transamerica Intermediate Bond	X		X	X	X
Transamerica Intermediate Muni	X	X	X	X	X
Transamerica International Equity	X	X	X	X	X
Transamerica International Growth	X	X	X	X	X
Transamerica International Small Cap	X	X	X	X	X
Transamerica International Small Cap Value	X	X	X	X	X
Transamerica Large Cap Value	X	X	X	X	X
Transamerica Long/Short Strategy	X	X	X	X	X
Transamerica Managed Futures Strategy	X	X	X	X	X
Transamerica Mid Cap Growth	X	X	X	X	X
Transamerica Mid Cap Value	X	X	X	X	X
Transamerica Mid Cap Value Opportunities	X	X	X	X	X
Transamerica MLP & Energy Income	X	X	X	X	X
Transamerica Multi-Cap Growth	X	X	X	X	X
Transamerica Multi-Managed Balanced	X	X	X	X	X
Transamerica Short-Term Bond	X		X	X	X
Transamerica Small Cap Core	X	X	X	X	X
Transamerica Small Cap Growth	X	X	X	X	X
Transamerica Small Cap Value	X	X	X	X	X
Transamerica Small/Mid Cap Value	X	X	X	X	X
Transamerica Strategic High Income	X		X	X	X
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Fund Name	Transamerica Asset Allocation-Conservative Portfolio	Transamerica Asset Allocation-Growth Portfolio	Transamerica Asset Allocation-Moderate Growth Portfolio	Transamerica Asset Allocation-Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Total Return	X		X	X	X
Transamerica Unconstrained Bond	X		X	X	X
Transamerica US Growth	X	X	X	X	X
Transamerica Bond
Principal Investment Strategies: The fund’s sub-adviser, Loomis, Sayles & Company, L.P. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund invests primarily in investment grade fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in equity securities, such as common stocks and preferred stocks (with up to 10% of its assets in common stocks). The fund may invest in fixed-income securities of any maturity. The fund may also invest up to 10% of its assets in bank loans, which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. The fund may invest any portion of its assets in securities of Canadian issuers (denominated in any currency) and up to 20% of its assets in other foreign securities (excluding Canadian dollar denominated securities), including emerging market securities. The fund may invest without limit in obligations of supranational entities (e.g., the World Bank). The fixed-income securities in which the fund may invest include without limitation: corporate securities, U.S. government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, foreign currency denominated securities, asset-backed securities, when issued securities, real estate investment trusts (“REITs”), Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The fund may engage in options and futures transactions, foreign currency hedging transactions and swap transactions.
The fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators. Structured notes can be used to increase a fund’s exposure to changes in the value of assets or to hedge the risks of other investments that a fund holds.
Transamerica Core Bond
Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds, including (without limitation):
•	U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
•	Medium- to high-quality corporate bonds
•	Mortgage-backed securities, including U.S. agency and non-agency pass through and collateralized mortgage obligations (“CMOs”)
•	Asset-backed securities
•	Commercial mortgage-backed securities (“CMBS”)
Generally, such bonds will have intermediate to long maturities.
To a lesser extent, the fund may invest in:
•	U.S. dollar-denominated foreign bonds
•	Short-term securities, including agency discount notes, commercial paper and money market funds
The fund may invest in bonds and other debt securities that are rated in the lowest investment grade category (commonly known as “junk” bonds). The fund’s average weighted maturity will ordinarily range between four and 12 years. The sub-adviser analyzes four major factors in managing and constructing the fund’s portfolio: duration, market sector, maturity concentrations and individual securities. The sub-adviser looks for market sectors and individual securities that it believes will perform well over time. The sub-adviser is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. The fund may use futures contracts, options, swaps and other derivatives as tools in the management of fund assets. The fund may use derivatives as a substitute for various investments, to alter the investment characteristics of the fund, for risk management and/or to increase income or gain to the fund.
Transamerica Developing Markets Equity
Principal Investment Strategies: The fund’s sub-adviser, OppenheimerFunds, Inc. (the “sub-adviser”), mainly invests in common stocks of issuers in developing and emerging markets throughout the world. The sub-adviser invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that
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are economically tied to one or more emerging market countries. The fund will normally invest in at least three different emerging market countries. The fund may have significant investments in one or more countries. The fund can (but is not required to) invest up to 100% of its total assets in foreign securities. The fund focuses on companies with above-average earnings growth.
In selecting investments for the fund, the sub-adviser evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record, and capital structure, operations, product development, and competitive position in its industry. The sub-adviser also looks for newer or established businesses that are entering into a growth cycle, have the potential for accelerating earnings growth or cash flow, and possess reasonable valuations. The sub-adviser considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The sub-adviser may invest in growth companies of different capitalization ranges in any developing market country. This may include small, unseasoned companies. The sub-adviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.
In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries and stock markets with similar characteristics. For purposes of the fund’s investments, a determination that an issuer is economically tied to a developing market country is based on factors including, but not limited to, geographic location of its primary trading markets, location of its assets, its domicile or its principal offices, or whether it receives revenues from a developing market. Such a determination can also be based, in whole or in part, on inclusion of an issuer or its securities in an Index representative of developing or emerging markets.
The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.
The fund may purchase American Depositary Shares (“ADSs”) as part of American Depositary Receipt (“ADR”) issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks that apply to foreign securities traded and held abroad.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Transamerica Global Multifactor Macro
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC (the “sub-adviser”), pursues the fund’s investment objective by investing globally across a wide range of asset classes, including equities, fixed income, currencies and commodities. The fund may take both “long” and “short” positions in each of the asset classes using derivative instruments. The sub-adviser generally expects that the fund will have exposure in long and short positions across four major asset classes (commodities, currencies, fixed income and equities), but at any one time the fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
The fund obtains exposure to asset classes primarily through derivative instruments, such as forwards and futures contracts, options and swaps, including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures, equity swaps, options, global developed and emerging market currency forwards and futures, commodity futures and swaps, global developed and emerging market fixed income futures, and bond and interest rate futures and swaps (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments. The fund may also gain asset class exposures through direct investments.
The fund has the flexibility to shift its allocation across asset classes and markets around the world, including emerging markets, based on the sub-adviser’s assessment of their relative attractiveness. Under normal market conditions, the fund invests at least 40% of its assets (or, if conditions are not favorable, at least 30% of its assets) outside of the U.S. through direct investments, the Instruments or depositary receipts (“Foreign Securities”). The fund’s portfolio normally will be composed of investments that are economically tied to no less than three different countries, including the United States. Foreign Securities may include foreign currencies and interest rates, sovereign debt, equity indices representing countries other than the United States and through exposure to companies (i) organized or located outside the United States, (ii) whose primary trading market is located outside the United States or (iii) doing a substantial amount of business outside the United States, which the fund considers as a company that derives at least 50% of its revenue from business outside the United States or has at least 50% of its assets outside the United States.
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The sub-adviser allocates among the different asset classes based on their assessed contribution to the fund’s risk budget—i.e., the targeted level of risk or volatility. The allocation process allows the sub-adviser to make tactical risk adjustments while maintaining long-term strategic risk weights. Within each asset class, approximately 50% of the fund’s target risk is expected to be allocated based on the macroeconomic indicators, and the remaining 50% of target risk is expected to be allocated based on the value, momentum, and carry indicators discussed below. These relative weights, and the relative weights to each of the value, momentum and carry indicators, can vary depending on market conditions.
The sub-adviser will use quantitative and qualitative methods to assess the level of risk (i.e., volatility of return) for the fund. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The sub-adviser, on average, will target an annualized volatility level for the fund of 8%. The sub-adviser expects that the fund’s targeted annualized forecasted volatility will typically range between 4% and 12%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
The fund may take a long or short position in an Instrument. The owner/holder of a “long” position in an Instrument will benefit from an increase in the price of the underlying security or instrument. The owner/holder of a “short” position in an Instrument will benefit from a decrease in the price of the underlying security or instrument. The fund goes long Instruments deemed overall attractive, and short Instruments deemed overall unattractive. When there is strong agreement among the indicators of attractiveness discussed below, the long or short position in an Instrument or asset class will generally be given a greater weighting in the portfolio, while conflicting indicators will generally result in a lesser weighting. Individual investments are bought or sold in accordance with periodic re-ranking and rebalancing, the frequency of which is expected to vary depending on the sub-adviser’s assessment of the investment’s attractiveness and global market conditions.
The sub-adviser uses a bottom up systematic process that considers four primary indicators of attractiveness in determining whether to take a long and/or short position in an asset class through a direct investment or an Instrument: macroeconomic data, value, momentum, and carry.
Macroeconomic Data: The sub-adviser seeks to evaluate the impact of macroeconomic news and macroeconomic trends on the attractiveness of Instruments and asset classes around the world. Macroeconomic themes considered include, but are not limited to, business cycles, international trade, monetary policy, investor sentiment and asset-specific fundamentals.
The evaluation of macroeconomic attractiveness includes both quantitative and qualitative components.
•	Quantitative analysis measures an Instrument’s attractiveness based on the current level and historical evolution of key macroeconomic measures. These measures include, but are not limited to, growth and inflation forecasts, demand for exports, central bank actions and equity market performance.
•	Qualitative input adds a perspective not available through quantitative analysis. These considerations include, but are not limited to, the sub-adviser’s assessment of fiscal and monetary policy, trade policy, geo-political risks and supply and demand conditions.
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The fund will seek to buy assets that are cheap and sell those that are expensive relative to similar investments globally and relative to their historical averages. Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term, seeking to capture the tendency that an asset’s recent performance will continue in the near future. The fund will seek to buy assets that recently outperformed and sell those that recently underperformed relative to similar investments globally and relative to their historical averages. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The fund will seek to buy high-yielding assets and sell low-yielding assets relative to similar investments globally and relative to their historical averages. An example of carry measures includes using interest rates to select currencies and bonds.
The sub-adviser generally expects that the fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets over any given market cycle; however, the fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.
A significant portion of the fund’s assets may be invested directly or indirectly in short-term investments, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to
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maturity. These cash or cash equivalent holdings serve as collateral for the positions the fund takes and also earn income for the fund. While the fund normally does not engage in any direct borrowing, leverage is implicit in the futures and other derivatives it trades. The fund’s returns may be volatile due to the significant use of Instruments that have a leveraging effect.
The fund generally intends to gain exposure to commodities by investing up to 25% of its total assets in the Subsidiary. The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities, commodity index-linked securities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary may also invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for its derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. The Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in derivatives that are applicable to the fund’s transactions in derivatives.
The fund may invest in exchange traded funds or exchange traded notes.
The fund is non-diversified.
Transamerica Global Real Estate Securities
Principal Investment Strategies: Under normal conditions, the fund’s sub-adviser, CBRE Clarion Securities LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are principally engaged in the real estate industry. The sub-adviser considers issuers principally engaged in the real estate industry to be companies that derive their intrinsic value from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities. Under normal market conditions, the fund invests at least 40% of its assets (or, if conditions are not favorable, at least 30% of its assets) in non-U.S. issuers directly or through depositary receipts. The fund's portfolio normally will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. As a general matter, the sub-adviser intends to invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”).
The sub-adviser may engage in frequent and active trading of fund investments to achieve the fund’s investment objective. The fund does not directly invest in real estate.
This fund is non-diversified.
Transamerica Government Money Market
Principal Investment Strategies: The fund is a government money market fund. The fund seeks to maintain a stable net asset value of $1.00 per share by investing in:
•	High-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
•	repurchase agreements that are fully collateralized by U.S. government securities or cash; and
•	cash.
The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the fund's total assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized as described above. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities. U.S. government securities in which the fund may invest include obligations of, or guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by Ginnie Mae. A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks. A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac.
The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
In managing the fund’s assets, the sub-adviser starts with a global “top down” analysis and then considers various fundamental factors, such as creditworthiness, duration, yield, interest rate and liquidity.
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The fund invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by the fund’s sub-adviser. Where required by applicable regulations, the fund’s sub-adviser or Board of Trustees will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average fund maturity of 60 days or less.

The fund may invest in other government money market funds to the extent permitted by law.
As prevailing market conditions warrant, and at the discretion of the sub-adviser, the fund may hold cash uninvested and, if so, may be subject to risk with respect to the depository institution holding the cash. Cash assets are not income-generating and would impact the fund’s current yield.
If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the sub-adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Transamerica Intermediate Bond
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed income securities. The fund’s portfolio weighted average duration will typically range from 3 to 10 years. The fund may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fund’s investments may include debt securities of foreign issuers, including emerging market debt securities. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund’s sub-adviser.
In managing the fund’s assets, the sub-adviser uses a combination of a global “top down” analysis of the macroeconomic and interest rate environment and proprietary “bottom up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined approach to determine sector, security, yield curve, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Transamerica International Small Cap
Principal Investment Strategies: The fund’s sub-adviser, Schroder Investment Management North America Inc. (the “sub-adviser”), together with its affiliate, Schroder Investment Management North America Limited, under normal circumstances, invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies (currently considered by the sub-adviser to be those with market capitalizations, based on the number of shares readily available in the market, of $5 billion or less at the time of investment) that it believes offer the potential for capital appreciation. The fund primarily invests in equity securities of small-cap companies located outside the United States (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)).
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The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors. The sub-adviser generally sells a security when its market price approaches the sub-adviser’s estimate of fair value or when the sub-adviser identifies a significantly more attractive investment candidate. The fund generally emphasizes developed markets in Europe and the Pacific, with a limited allocation to emerging markets. Stocks of emerging market countries can be substantially more volatile and substantially less liquid than those of both U.S. and more developed foreign markets.
The fund may invest in preferred stocks and closed-end investment companies that invest primarily in foreign securities. The fund may also invest in convertible securities and warrants. The fund may invest, to a limited extent, in derivatives. Investments in derivatives may subject the fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The fund does not intend to use derivatives for speculation or for the purpose of leveraging, or magnifying, investment returns.
The fund may enter into forward foreign currency exchange contracts, which are a type of derivative contract.
Transamerica International Small Cap Value
Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies. The fund considers small-cap companies to be those with market capitalizations between $200 million and $6 billion at the time of investment. The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser will seek stocks that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize small cap companies, it may also invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its assets in securities of companies in emerging markets. It is expected that investments will generally be diversified throughout the world and within markets in an effort to moderate specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Small Cap Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of approximately 80-120 securities is selected as a result of this process.
The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the MSCI EAFE Small Cap Index.
Transamerica Long/Short Strategy
Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), employs a long-short equity strategy by investing the fund’s assets in long and short positions in equity securities selected from a universe of mid- to large capitalization stocks. The equity securities will have market characteristics and capitalizations similar to those included in the Russell 1000® Index1 and/or the S&P 500® at the time of purchase. In implementing its strategy, the fund invests primarily in common stocks, real estate investment trusts (“REITs”) and depositary receipts. The fund may also invest, long or short, in stocks of small capitalization companies.
The fund purchases securities that the sub-adviser believes are undervalued and sells short securities that the sub-adviser believes are overvalued. The fund’s net equity market exposure will typically range from approximately 20% to 40%; however, in response to market conditions, the fund may adjust its equity market exposure. Under normal market conditions, the fund’s net long equity market exposure will not exceed 60% and its net short equity market exposure will not exceed 20%. Further, the fund’s gross equity market exposure is limited to 200%. The fund may hold a substantial portion of its total assets in cash when it holds significant short positions. By taking both long and short positions, the fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.
Selling stocks short allows the fund to more fully exploit insights into stocks that the fund’s sub-adviser expects to underperform. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund.
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On behalf of the fund, the sub-adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis for its decisions. In general, the sub-adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued.
Transamerica Managed Futures Strategy
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC (the “sub-adviser”), invests the fund’s assets primarily in a portfolio of futures contracts, futures-related instruments, forwards and swaps. The fund’s universe of investments currently includes more than 100 global developed and emerging market exchange-traded futures, futures-related instruments, forward contracts and swaps across four major asset classes (commodities, currencies, fixed-income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time.
Generally, the fund invests in futures contracts, futures-related instruments, forwards and swaps, and may include, but will not be limited to, global equity index futures, swaps on equity index futures and equity swaps, global currency forwards and futures, commodity futures, commodity swaps, global interest rate and bond futures and swaps (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments. There are no geographic limits on the market exposure of the fund’s assets. This flexibility allows the sub-adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the fund’s ability to meet its objective. The fund may also invest in exchange traded funds or exchange traded notes through which the fund can participate in the performance of one or more Instruments. The fund may also take a short position in a derivative instrument such as a future, forward or swap.
The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. In addition, the Subsidiary may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.
The fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The sub-adviser uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity Instruments. Once a trend is determined, the fund will take either a long or short position in the given Instrument. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying security or instrument. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying security or instrument. The size of the position taken will relate to the sub-adviser’s systematic assessment of the trend and its likelihood of continuing as well as the sub-adviser’s estimate of the Instrument’s risk. The sub-adviser generally expects that the fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class. The fund may take a short position in a derivative instrument, such as a future, forward or swap. The fund may enter into derivatives transactions, including swap agreements or taking short positions in futures contracts, which have similar economic effects as short sales.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s NAV to be volatile. For example, if the sub-adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the fund will be magnified; however, if that investment decreases in value, the loss to the fund will be magnified. A decline in the fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the fund’s use of Instruments providing enhanced exposure will enable the fund to achieve its investment objective.
287

The sub-adviser will primarily use quantitative methods to assess the level of risk (i.e., volatility of return) for the fund. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The sub-adviser, on average, will target an annualized volatility level for the fund of 10%. The sub-adviser expects that the fund’s targeted annualized forecasted volatility will typically range between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the fund’s strategy, the fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the fund’s ability to use leverage; however, the fund is not subject to any additional limitations on its net long and short exposures. For example, the fund, on average, could hold instruments that provide three to four times the net return of a broad or narrow-based securities index. When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%).
A significant portion of the assets of the fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the fund takes and also earn income for the fund.
This fund is non-diversified.
Transamerica Mid Cap Value
Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the date of the last reconstitution of the Russell Midcap® Value Index on June 23, 2017, the market capitalizations of the companies in the index ranged from $1.70 billion to $31.28 billion. The fund will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The fund may also invest up to 15% of its net assets in real estate investment trusts (“REITs”). Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater.
The sub-adviser may use derivatives, including futures contracts, covered call options, options on futures contracts and stock index futures and options, for the purpose of remaining fully invested, equitizing cash, reducing transaction costs or managing interest rate risk.
Transamerica Total Return
Principal Investment Strategies: The fund’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the fund’s total assets in fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average duration of the fund normally varies within two years (plus or minus) of the duration of the Bloomberg Barclays US Aggregate Bond Index, as calculated by the sub-adviser, which as of December 31, 2017, was 5.57 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates.
The sub-adviser invests the fund’s assets primarily in investment grade debt securities, but may invest up to 20% of the fund’s total assets in high yield securities rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by the sub-adviser to be of comparable quality (except that within such 20% limitation, the fund may invest in mortgage-related securities rated below B). The sub-adviser may invest up to 30% of the fund’s total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund’s total assets. The fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis.
The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily
288

invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the fund consists of income earned on the fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.
Except as noted below, each fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, each fund may take temporary defensive positions in cash and short-term debt securities without limit. Although a fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that a fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Principal Risks of the Underlying Funds
Underlying Fund Name
Principal Risks	Transamerica Bond	Transamerica Core Bond	Transamerica Developing Markets Equity	Transamerica Global Multifactor Macro	Transamerica Global Real Estate Securities
Active Trading				X	X
Aggressive Investment			X	X
Bank Obligations	X
CFTC Regulation				X
China A-Shares			X
Commodities and Commodity-Related Securities				X
Convertible Securities	X				X
Counterparty	X	X		X	X
Credit	X	X		X
Currency	X	X	X	X	X
Currency Hedging	X
Depository Receipts			X	X	X
Derivatives	X	X		X
Emerging Markets	X		X	X	X
Equity Securities			X	X	X
Exchange-Traded Notes				X
Extension	X	X		X	X
Fixed-Income Securities	X	X		X	X
Focused Investing			X		X
Foreign Investments	X	X	X	X	X
Growth Stocks			X
Hedging				X
High-Yield Debt Securities	X
Industry Concentration					X
Interest Rate	X	X		X
Investment Companies				X
Legal and Regulatory	X	X	X	X	X
Leveraging	X	X		X
Liquidity	X	X	X	X
Management	X	X	X	X	X
Market	X	X	X	X	X
Model and Data				X
Momentum Style				X
Mortgage-Related and Asset-Backed Securities	X	X			X
Non-Diversification				X	X
Prepayment or Call	X	X		X	X
Real Estate Securities					X
REITs	X				X
289

Underlying Fund Name
Principal Risks	Transamerica Bond	Transamerica Core Bond	Transamerica Developing Markets Equity	Transamerica Global Multifactor Macro	Transamerica Global Real Estate Securities
Repurchase Agreements	X
Rule 144A and Privately Placed Securities	X
Russian Securities			X
Short Sales				X
Short Positions				X
Small Capitalization Companies				X
Small and Medium Capitalization Companies			X		X
Sovereign Debt				X
Structured Instruments	X
Subsidiary				X
Tax				X
Underlying Exchange Traded Funds				X
U.S. Government Agency Obligations		X		X
Valuation	X	X	X	X	X
Value Investing				X
Volatility Target				X

Principal Risks	Transamerica Government Money Market	Transamerica Intermediate Bond	Transamerica International Small Cap	Transamerica International Small Cap Value
Active Trading		X
China A-Shares
Convertible Securities			X
Counterparty	X	X	X
Credit	X	X
Currency		X	X	X
Currency Hedging		X	X
Depository Receipts				X
Derivatives		X	X
Dollar Rolls		X
Emerging Markets		X	X	X
Equity Securities			X	X
Extension		X
Fixed-Income Securities	X	X
Focused Investing			X	X
Foreign Investments		X	X	X
Growth Stocks			X
Hedging		X
High-Yield Debt Securities		X
Inflation Protected Securities		X
Interest Rate	X	X
Investment Companies			X
Legal and Regulatory	X	X	X	X
Leveraging		X	X
Liquidity	X	X	X	X
Loans		X
Management	X	X	X	X
Market	X	X	X	X
290

Principal Risks	Transamerica Government Money Market	Transamerica Intermediate Bond	Transamerica International Small Cap	Transamerica International Small Cap Value
Money Market Fund Reform	X
Mortgage-Related Securities	X
Mortgage-Related and Asset-Backed Securities		X
Municipal Securities		X
Preferred Stock			X
Prepayment or Call	X	X
Redemption	X
REITs
Repurchase Agreements	X	X
Short Sales
Structured Instruments
Small Capitalization Companies			X	X
Small and Medium Capitalization Companies
Sovereign Debt		X
Underlying Government Money Market Funds	X
U.S. Government Agency Obligations	X	X
Valuation		X	X	X
Value Investing				X
Warrants and Rights			X
Yield	X	X

Underlying Fund Name
Principal Risks	Transamerica Long/Short Strategy	Transamerica Managed Futures Strategy	Transamerica Mid Cap Value	Transamerica Total Return
Active Trading	X	X		X
Aggressive Investment		X
CFTC Regulation		X
Commodities and Commodity-Related Securities		X
Convertible Securities			X	X
Counterparty	X	X		X
Credit		X		X
Currency	X	X	X	X
Currency Hedging		X		X
Depository Receipts	X		X
Derivatives	X	X	X	X
Dollar Rolls				X
Emerging Markets		X		X
Equity Securities	X		X	X
Exchange Traded Notes		X
Extension				X
Fixed-Income Securities		X		X
Focused Investing			X
Foreign Investments	X	X	X	X
Growth Stocks	X
Hedging		X
High-Yield Debt Securities				X
Interest Rate	X	X		X
Investment Companies		X
Legal and Regulatory	X	X	X	X
291

Underlying Fund Name
Principal Risks	Transamerica Long/Short Strategy	Transamerica Managed Futures Strategy	Transamerica Mid Cap Value	Transamerica Total Return
Leveraging	X	X		X
Liquidity	X	X		X
Management	X	X	X	X
Market	X	X	X	X
Medium Capitalization Companies			X
Model and Data		X
Mortgage-Related and Asset-Backed Securities				X
Non-Diversification		X
Preferred Stock			X	X
Prepayment or Call		X		X
Real Estate Securities	X
REITs	X		X
Repurchase Agreements				X
Rule 144A and Privately Placed Securities				X
Short Positions		X
Short Sales	X	X		X
Small Capitalization Companies		X
Small and Medium Capitalization Companies	X
Sovereign Debt				X
Structured Instruments	X	X
Subsidiary		X
Tax		X
Underlying Exchange Traded Funds		X
To be Announced (TBA) Transactions				X
U.S. Government Agency Obligations		X		X
Valuation	X	X	X	X
Value Investing			X
Volatility Target		X
292

Financial Highlights

The Financial Highlights tables are intended to help you understand a fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with the fund’s financial statements, is included in the October 31, 2017 Annual Report, which is available to you upon request.
Information is shown for Class I2 shares of Transamerica Event Driven, Transamerica International Growth and for Class I shares of Transamerica Unconstrained Bond, because these funds had not issued Class T1 or Class T2 shares as of October 31, 2017.
For Transamerica Asset Allocation-Conservative Portfolio, Transamerica Asset Allocation-Growth Portfolio, Transamerica Asset Allocation-Moderate Growth Portfolio, Transamerica Asset Allocation-Moderate Portfolio, Transamerica Capital Growth, Transamerica Dividend Focused, Transamerica Dynamic Allocation, Transamerica Dynamic Income, Transamerica Emerging Markets Debt, Transamerica Emerging Market Equity, Transamerica Flexible Income, Transamerica Floating Rate, Transamerica Global Equity, Transamerica High Yield Muni, Transamerica Inflation Opportunities, Transamerica Intermediate Muni, Transamerica Large Cap Value, Transamerica Mid Cap Value Opportunities, Transamerica MLP & Energy Income, Transamerica Multi-Cap Growth, Transamerica Multi-Managed Balanced, Transamerica Multi-Manager Alternative Strategies Portfolio, Transamerica Short-Term Bond, Transamerica Small Cap Growth, Transamerica Small/Mid Cap Value, Transamerica Strategic High Income, and Transamerica US Growth, information is also shown for Class A shares, which are offered in a separate prospectus.
For Transamerica Concentrated Growth, Transamerica International Equity, and Transamerica Unconstrained Bond, information is also shown for Class I shares, which are offered in a separate prospectus.
For Transamerica Event Driven, and Transamerica International Growth, information is also shown for Class I2 shares, which are offered in a separate prospectus.
For Transamerica Mid Cap Growth, Transamerica Small Cap Core, and Transamerica Small Cap Value, information is also shown for Class R4 shares, which are offered in a separate prospectus.
Financial highlights for Class R4 shares of Transamerica Mid Cap Growth are based in part on the historical financial highlights of Transamerica Partners Institutional Mid Growth Horizon (the “predecessor fund”). For the periods through March 10, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Small Cap Core are based in part on the historical financial highlights of Transamerica Partners Institutional Small Core (the “predecessor fund”). For the periods through March 10, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Small Cap Value are based in part on the historical financial highlights of Transamerica Partners Institutional Small Value (the “predecessor fund”). For the periods through April 21, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial Highlights are not shown for Class T2 shares as they have not commenced operations as of the date of this Prospectus.
293

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Conservative Portfolio
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$11.18	$11.40	$12.38	$12.33	$11.73
Investment operations:
Net investment income (loss)(A),(B)	0.24	0.23 (C)	0.23	0.29	0.27
Net realized and unrealized gain (loss)	0.71	0.18	(0.11)	0.39	0.64
Total investment operations	0.95	0.41	0.12	0.68	0.91
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.25)	(0.23)	(0.30)	(0.27)
Net realized gains	(0.29)	(0.38)	(0.87)	(0.33)	(0.04)
Total dividends and/or distributions to shareholders	(0.54)	(0.63)	(1.10)	(0.63)	(0.31)
Net asset value, end of year	$11.59	$11.18	$11.40	$12.38	$12.33
Total return(D)	8.78%	3.83%	1.07%	5.65%	7.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$734,113	$622,495	$449,574	$416,116	$451,868
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.47%	0.48%	0.51%	0.53%	0.58%
Including waiver and/or reimbursement and recapture	0.47%	0.47% (C)	0.51%	0.53%	0.58%
Net investment income (loss) to average net assets(B)	2.15%	2.12% (C)	1.94%	2.38%	2.30%
Portfolio turnover rate(F)	18%	4%	11%	26%	6%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Asset Allocation– Conservative Portfolio
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$11.11
Investment operations:
Net investment income (loss)(B),(C)	0.11
Net realized and unrealized gain (loss)	0.49
Total investment operations	0.60
Dividends and/or distributions to shareholders:
Net investment income	(0.09)
Net asset value, end of period	$11.62
Total return	5.42% (D),(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets(F)	0.40% (G)
Net investment income (loss) to average net assets(C)	1.59% (G)
Portfolio turnover rate(H)	18%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

294

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Growth Portfolio
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$14.71	$15.57	$16.35	$15.26	$12.37
Investment operations:
Net investment income (loss)(A),(B)	0.23	0.23 (C)	0.20	0.32	0.16
Net realized and unrealized gain (loss)	2.55	0.24	0.23	1.08	2.87
Total investment operations	2.78	0.47	0.43	1.40	3.03
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.23)	(0.22)	(0.31)	(0.14)
Net realized gains	(0.90)	(1.10)	(0.99)	–	–
Total dividends and/or distributions to shareholders	(1.14)	(1.33)	(1.21)	(0.31)	(0.14)
Net asset value, end of year	$16.35	$14.71	$15.57	$16.35	$15.26
Total return(D)	20.19%	3.28%	2.65%	9.30%	24.75%
Ratio and supplemental data:
Net assets end of year (000’s)	$830,875	$727,751	$729,547	$728,850	$693,517
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.52%	0.53%	0.53%	0.55%	0.62%
Including waiver and/or reimbursement and recapture	0.52%	0.52% (C)	0.53%	0.55%	0.62%
Net investment income (loss) to average net assets (B)	1.53%	1.63% (C)	1.26%	2.02%	1.18%
Portfolio turnover rate (F)	9%	1%	6%	31%	22%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Asset Allocation– Growth Portfolio
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$14.92
Investment operations:
Net investment income (loss) (B),(C)	0.04
Net realized and unrealized gain (loss)	1.41
Total investment operations	1.45
Net asset value, end of period	$16.37
Total return	9.72% (D),(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (F)	0.40% (G)
Net investment income (loss) to average net assets (C)	0.43% (G)
Portfolio turnover rate (H)	9%
(A)	Commenced operations on March 17, 2017.
(B	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

295

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Growth Portfolio
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$13.34	$13.93	$15.23	$14.39	$12.34
Investment operations:
Net investment income (loss) (A),(B)	0.26	0.23 (C)	0.24	0.31	0.21
Net realized and unrealized gain (loss)	1.67	0.20	0.05	0.83	2.06
Total investment operations	1.93	0.43	0.29	1.14	2.27
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.23)	(0.27)	(0.30)	(0.22)
Net realized gains	(0.64)	(0.79)	(1.32)	–	–
Total dividends and/or distributions to shareholders	(0.89)	(1.02)	(1.59)	(0.30)	(0.22)
Net asset value, end of year	$14.38	$13.34	$13.93	$15.23	$14.39
Total return (D)	15.32%	3.35%	1.93%	8.01%	18.67%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,434,214	$1,315,381	$1,301,591	$1,319,226	$1,269,265
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.49%	0.50%	0.50%	0.52%	0.58%
Including waiver and/or reimbursement and recapture	0.49%	0.49% (C)	0.50%	0.52%	0.58%
Net investment income (loss) to average net assets (B)	1.89%	1.76% (C)	1.68%	2.09%	1.60%
Portfolio turnover rate (F)	14%	1%	7%	33%	19%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Asset Allocation– Moderate Growth Portfolio
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$13.35
Investment operations:
Net investment income (loss) (B),(C)	0.12
Net realized and unrealized gain (loss)	0.92
Total investment operations	1.04
Net asset value, end of period	$14.39
Total return	7.79% (D),(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (F)	0.39% (G)
Net investment income (loss) to average net assets (C)	1.36% (G)
Portfolio turnover rate (H)	14%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

296

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Portfolio
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.11	$12.46	$13.56	$13.58	$12.26
Investment operations:
Net investment income (loss) (A),(B)	0.25	0.24 (C)	0.24	0.27	0.24
Net realized and unrealized gain (loss)	1.08	0.18	(0.06)	0.54	1.34
Total investment operations	1.33	0.42	0.18	0.81	1.58
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.25)	(0.28)	(0.27)	(0.26)
Net realized gains	(0.41)	(0.52)	(1.00)	(0.56)	–
Total dividends and/or distributions to shareholders	(0.64)	(0.77)	(1.28)	(0.83)	(0.26)
Net asset value, end of year	$12.80	$12.11	$12.46	$13.56	$13.58
Total return (D)	11.54%	3.71%	1.32%	6.20%	13.13%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,094,724	$1,000,707	$890,270	$899,852	$900,887
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture (E)	0.48%	0.48%	0.49%	0.52%	0.56%
Including waiver and/or reimbursement and recapture	0.48%	0.47% (C)	0.49%	0.52%	0.56%
Net investment income (loss) to average net assets (B)	2.07%	2.04% (C)	1.90%	1.99%	1.89%
Portfolio turnover rate (F)	13%	2%	10%	27%	21
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Asset Allocation– Moderate Portfolio
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$12.03
Investment operations:
Net investment income (loss) (B),(C)	0.09
Net realized and unrealized gain (loss)	0.69
Total investment operations	0.78
Net asset value, end of period	$12.81
Total return	6.48% (D),(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (F)	0.40% (G)
Net investment income (loss) to average net assets (C)	1.21% (G)
Portfolio turnover rate (H)	13%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

297

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$25.70	$25.35	$24.40	$21.40	$15.34
Investment operations:
Net investment income (loss)(A)	(0.24)	(0.14) (B)	(0.19)	(0.15)	(0.07)
Net realized and unrealized gain (loss)	7.40	1.33	1.80	3.64	6.49
Total investment operations	7.16	1.19	1.61	3.49	6.42
Dividends and/or distributions to shareholders:
Net realized gains	(4.54)	(0.84)	(0.66)	(0.49)	(0.36)
Net asset value, end of year	$28.32	$25.70	$25.35	$24.40	$21.40
Total return(C)	34.66%	4.77%	6.77%	16.52%	42.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$223,299	$170,198	$160,269	$124,413	$88,843
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.23%	1.23%	1.21%	1.26%	1.41%
Including waiver and/or reimbursement and recapture	1.23%	1.22% (B)	1.21%	1.26%	1.48%
Net investment income (loss) to average net assets	(0.95)%	(0.57)% (B)	(0.75)%	(0.63)%	(0.38)%
Portfolio turnover rate	66%	32%	24%	30%	29%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the period indicated:	Transamerica Capital Growth
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$23.02
Investment operations:
Net investment income (loss)(B)	(0.14)
Net realized and unrealized gain (loss)	5.46
Total investment operations	5.32
Net asset value, end of period	$28.34
Total return	23.11% (C),(D
Ratio and supplemental data:
Net assets end of period (000’s)	$12
Expenses to average net assets	1.09% (E)
Net investment income (loss) to average net assets	(0.88)% (E)
Portfolio turnover rate	66%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

298

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
	Class I(A)
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(B)	December 31, 2013
Net asset value, beginning of period/year	$17.26	$16.67	$16.09	$15.76	$12.24
Investment operations:
Net investment income (loss)(C)	0.02	0.03 (D)	0.04	0.02	(0.00) (E)
Net realized and unrealized gain (loss)	3.10	0.61	0.60	0.76	3.87
Total investment operations	3.12	0.64	0.64	0.78	3.87
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.05)	(0.02)	–	(0.00) (E)
Net realized gains	(2.48)	–	(0.04)	(0.45)	(0.34)
Total dividends and/or distributions to shareholders	(2.59)	(0.05)	(0.06)	(0.45)	(0.35)
Net asset value, end of period/year	$17.79	$17.26	$16.67	$16.09	$15.76
Total return	20.97%	3.87%	3.95%	6.13% (F)	31.84%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$33,077	$24,424	$23,460	$19,643	$13,761
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.83%	0.83%	1.08% (G)	2.18%
Including waiver and/or reimbursement and recapture	0.87%	0.82% (D)	0.88%	1.00% (G)	1.25%
Net investment income (loss) to average net assets	0.13%	0.19% (D)	0.27%	0.16% (G)	(0.02)%
Portfolio turnover rate	15%	83%	34%	18% (F)	15%
(A)	Prior to February 28, 2014, information provided in previous periods reflects The Torray Resolute Fund, which was the accounting and performance survivor pursuant to a Plan of Reorganization. Prior to January 1, 2014, the financial highlights were audited by another independent registered public accounting firm.
(B)	Effective at the close of business on February 28, 2014, the fiscal year end of the Fund changed to October 31. The Financial Highlights represent activity for the ten months of January 1, 2014 - October 31, 2014. Refer to the notes to the financial statements for details.
(C)	Calculated based on average number of shares outstanding.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period indicated:	Transamerica Concentrated Growth
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$16.23
Investment operations:
Net investment income (loss)(B)	(0.02)
Net realized and unrealized gain (loss)	1.73
Total investment operations	1.71
Net asset value, end of period	$17.94
Total return	10.60% (C),(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01% (E)
Including waiver and/or reimbursement and recapture	1.01% (E),(F)
Net investment income (loss) to average net assets	(0.17)% (E)
Portfolio turnover rate	15%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

299

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$11.15	$12.75	$13.35	$11.98	$10.00
Investment operations:
Net investment income (loss)(B)	0.20	0.23 (C)	0.23	0.20	0.14
Net realized and unrealized gain (loss)	1.92	0.23	(0.18)	1.47	1.97
Total investment operations	2.12	0.46	0.05	1.67	2.11
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.23)	(0.22)	(0.20)	(0.13)
Net realized gains	(1.50)	(1.83)	(0.43)	(0.10)	–
Total dividends and/or distributions to shareholders	(1.74)	(2.06)	(0.65)	(0.30)	(0.13)
Net asset value, end of period/year	$11.53	$11.15	$12.75	$13.35	$11.98
Total return(D)	20.35%	4.30%	0.32%	14.14%	21.25% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$94,083	$86,943	$51,809	$63,639	$1,245
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	0.97%	0.97%	0.96%	1.07% (F)
Including waiver and/or reimbursement and recapture	1.01%	0.97% (C)	0.97%	0.96%	1.07% (F)
Net investment income (loss) to average net assets	1.77%	2.09% (C)	1.74%	1.55%	1.47% (F)
Portfolio turnover rate	14%	54%	15%	21%	23% (E)
(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period indicated:	Transamerica Dividend Focused
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$11.09
Investment operations:
Net investment income (loss)(B)	0.12
Net realized and unrealized gain (loss)	0.48
Total investment operations	0.60
Dividends and/or distributions to shareholders:
Net investment income	(0.13)
Net asset value, end of period	$11.56
Total return	5.50% (C),(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.98% (E)
Including waiver and/or reimbursement and recapture	0.98% (E)
Net investment income (loss) to average net assets	1.67% (E)
Portfolio turnover rate	14%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

300

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of year	$10.48	$11.10	$11.73	$11.12	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.11	0.12 (D)	0.07	0.08	0.05
Net realized and unrealized gain (loss)	1.32	(0.23)	0.04 (E)	0.61	1.56
Total investment operations	1.43	(0.11)	0.11	0.69	1.61
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.05)	(0.11)	(0.05)	(0.49)
Net realized gains	–	(0.46)	(0.63)	(0.03)	–
Total dividends and/or distributions to shareholders	(0.14)	(0.51)	(0.74)	(0.08)	(0.49)
Net asset value, end of year	$11.77	$10.48	$11.10	$11.73	$11.12
Total return(F)	13.73%	(0.99)%	0.91%	6.31%	16.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$8,560	$9,348	$14,100	$12,115	$6,456
Expenses to average net assets(G)
Excluding waiver and/or reimbursement and recapture	1.59%	1.33%	1.36%	1.32%	3.94%
Including waiver and/or reimbursement and recapture	1.10%	1.09% (D)	1.10%	1.11%	1.15%
Net investment income (loss) to average net assets(C)	0.96%	1.14% (D)	0.63%	0.70%	0.45%
Portfolio turnover rate(H)	3%	142%	308%	194%	301%
(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Dynamic Allocation
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$11.06
Investment operations:
Net investment income (loss)(B)(C)	0.07
Net realized and unrealized gain (loss)	0.64
Total investment operations	0.71
Net asset value, end of period	$11.77
Total return(D)	6.42% (E)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	1.43% (G)
Including waiver and/or reimbursement and recapture	1.10% (G)
Net investment income (loss) to average net assets(C)	0.97% (G)
Portfolio turnover rate(H)	3%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

301

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.46	$9.38	$10.48	$10.16	$10.25
Investment operations:
Net investment income (loss)(A)(B)	0.32	0.36 (C)	0.39	0.38	0.34
Net realized and unrealized gain (loss)	0.06	0.32	(0.87)	0.26	0.10
Total investment operations	0.38	0.68	(0.48)	0.64	0.44
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.33)	(0.45)	(0.32)	(0.47)
Net realized gains	–	(0.20)	(0.17)	–	(0.04)
Return of capital	(0.07)	(0.07)	–	–	(0.02)
Total dividends and/or distributions to shareholders	(0.39)	(0.60)	(0.62)	(0.32)	(0.53)
Net asset value, end of year	$9.45	$9.46	$9.38	$10.48	$10.16
Total return(D)	4.12%	7.79%	(4.78)%	6.39%	4.49%
Ratio and supplemental data:
Net assets end of year (000’s)	$97,964	$122,240	$175,092	$259,348	$342,367
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.89%	0.89%	0.89%	0.89%	0.93%
Including waiver and/or reimbursement and recapture	0.89%	0.88% (C)	0.89%	0.87%	0.88%
Net investment income (loss) to average net assets(B)	3.41%	3.89% (C)	3.84%	3.63%	3.32%
Portfolio turnover rate(F)	9%	27%	159%	102%	237%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Dynamic Income
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$9.46
Investment operations:
Net investment income (loss)(B)(C)	0.15
Net realized and unrealized gain (loss)	0.11
Total investment operations	0.26
Dividends and/or distributions to shareholders:
Net investment income	(0.20)
Return of capital	(0.05)
Total dividends and/or distributions to shareholders	(0.25)
Net asset value, end of period	$9.47
Total return	2.84% (D),(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	0.80% (G)
Including waiver and/or reimbursement and recapture	0.80% (G)
Net investment income (loss) to average net assets(C)	2.52% (G)
Portfolio turnover rate(H)	9%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
302

(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.50	$9.70	$10.75	$10.83	$11.54
Investment operations:
Net investment income (loss)(A)	0.55	0.63 (B)	0.60	0.61	0.56
Net realized and unrealized gain (loss)	0.38	0.49	(1.26)	(0.11)	(0.55)
Total investment operations	0.93	1.12	(0.66)	0.50	0.01
Dividends and/or distributions to shareholders:
Net investment income	(0.51)	(0.30)	(0.39)	(0.58)	(0.47)
Net realized gains	–	–	–	–	(0.25)
Return of capital	–	(0.02)	–	–	–
Total dividends and/or distributions to shareholders	(0.51)	(0.32)	(0.39)	(0.58)	(0.72)
Net asset value, end of year	$10.92	$10.50	$9.70	$10.75	$10.83
Total return(C)	8.96%	11.86%	(6.30)%	4.81%	(0.07)%
Ratio and supplemental data:
Net assets end of year (000’s)	$21,804	$35,765	$59,093	$81,684	$129,805
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.15%	1.11%	1.18%	1.11%
Including waiver and/or reimbursement and recapture	1.12%	1.15% (B)	1.11%	1.18%	1.11%
Net investment income (loss) to average net assets	5.20%	6.39% (B)	5.94%	5.68%	5.02%
Portfolio turnover rate	247%	257%	237%	321%	326%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the period indicated:	Transamerica Emerging Markets Debt
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$10.62
Investment operations:
Net investment income (loss)(B)	0.38
Net realized and unrealized gain (loss)	0.32
Total investment operations	0.70
Dividends and/or distributions to shareholders:
Net investment income	(0.30)
Net asset value, end of period	$11.02
Total return	6.64% (C),(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets	0.96% (E)
Net investment income (loss) to average net assets	5.58% (E)
Portfolio turnover rate	247%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

303

For a share outstanding during the years indicated:	Transamerica Emerging Markets Equity
	Class A
	October 31,2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$8.83	$8.50	$10.25	$10.40	$9.42
Investment operations:
Net investment income (loss)(A)	0.12	0.07 (B)	0.06	0.11	0.12
Net realized and unrealized gain (loss)	2.20	0.34	(1.70)	(0.16)	0.88
Total investment operations	2.32	0.41	(1.64)	(0.05)	1.00
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.08)	(0.11)	(0.10)	(0.02)
Net asset value, end of year	$11.01	$8.83	$8.50	$10.25	$10.40
Total return(C)	26.75%	4.88%	(16.17)%	(0.40)%	10.68%
Ratio and supplemental data:
Net assets end of year (000’s)	$10,421	$2,368	$1,669	$1,495	$805
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.59%	1.73%	1.60%	1.62%	1.60%
Including waiver and/or reimbursement and recapture	1.59%	1.72% (B)	1.60%	1.62%	1.60%
Net investment income (loss) to average net assets	1.16%	0.87% (B)	0.63%	1.05%	1.19%
Portfolio turnover rate	49%	61%	89%	69%	63%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the period indicated:	Transamerica Emerging Markets Equity
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$9.50
Investment operations:
Net investment income (loss)(B)	0.10
Net realized and unrealized gain (loss)	1.42
Total investment operations	1.52
Net asset value, end of period	$11.02
Total return	16.00% (C),(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$12
Expenses to average net assets	1.41% (E)
Net investment income (loss) to average net assets	1.59% (E)
Portfolio turnover rate	49%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

304

For a share outstanding during the period and years indicated:	Transamerica Event Driven
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015(A)
Net asset value, beginning of period/year	$9.83	$9.66	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.16	0.15 (D)	(0.03) (E)
Net realized and unrealized gain (loss)	0.48	0.04 (F)	(0.31) (E)
Total investment operations	0.64	0.19	(0.34)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.02)	–
Net asset value, end of period/year	$10.31	$9.83	$9.66
Total return	6.55%	1.98%	(3.30)% (G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$90,175	$97,399	$125,039
Expenses to average net assets(H)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.76%	2.57%	2.96% (E),(I)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.62%	2.53% (D)	2.77% (E),(I)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees from borrowings from securities sold short	1.45%	1.73% (D)	1.66% (I)
Net investment income (loss) to average net assets(C)	1.55%	1.62% (D)	(0.44)% (E),(I)
Portfolio turnover rate(J)	633%	579%	305% (G)
(A)	Commenced operations on March 31, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short ratio, Expenses to average net assets including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short ratio and Net investment income (loss) to average net assets ratio would have been 0.00% higher, 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Reclassified fees for borrowings from securities sold short from net realized gain (loss) to expenses. Please reference the Reclassification section of the Notes to Financial Statements for additional information.
(F)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(G)	Not annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.31	$9.22	$9.46	$9.38	$9.37
Investment operations:
Net investment income (loss)(A)	0.33	0.36 (B)	0.28	0.29	0.41
Net realized and unrealized gain (loss)	0.05	0.07	(0.23)	0.08	0.03
Total investment operations	0.38	0.43	0.05	0.37	0.44
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.34)	(0.29)	(0.29)	(0.43)
Net asset value, end of year	$9.34	$9.31	$9.22	$9.46	$9.38
Total return(C)	4.12%	4.78%	0.56%	3.98%	4.85%
Ratio and supplemental data:
Net assets end of year (000’s)	$83,251	$86,305	$68,304	$73,829	$78,512
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.93%	0.88%	0.91%	1.00%
Including waiver and/or reimbursement and recapture	0.97%	0.91% (B)	0.88%	0.89%	0.95%
Net investment income (loss) to average net assets	3.59%	3.92% (B)	3.03%	3.04%	4.32%
Portfolio turnover rate	34%	47%	27%	26%	32%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average
305

net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the period indicated:	Transamerica Flexible Income
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$9.22
Investment operations:
Net investment income (loss)(B)	0.22
Net realized and unrealized gain (loss)	0.12
Total investment operations	0.34
Dividends and/or distributions to shareholders:
Net investment income	(0.22)
Net asset value, end of period	$9.34
Total return	3.77% (C),(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$20
Expenses to average net assets	0.81% (E)
Net investment income (loss) to average net assets	3.71% (E)
Portfolio turnover rate	34%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of year	$9.95	$9.82	$9.92	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.38	0.40 (D)	0.34	0.31
Net realized and unrealized gain (loss)	0.03	0.12	(0.08)	(0.10)
Total investment operations	0.41	0.52	0.26	0.21
Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.39)	(0.35)	(0.29)
Net realized gains	–	–	(0.01)	–
Total dividends and/or distributions to shareholders	(0.39)	(0.39)	(0.36)	(0.29)
Net asset value, end of year	$9.97	$9.95	$9.82	$9.92
Total return(E)	4.14%	5.50%	2.73%	2.17%
Ratio and supplemental data:
Net assets end of year (000’s)	$38,312	$6,327	$3,360	$633
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	1.08%	1.11%	1.11%	1.21%
Including waiver and/or reimbursement and recapture	1.05%	1.05% (D)	1.05%	1.06%
Net investment income (loss) to average net assets(C)	3.79%	4.05% (D)	3.46%	3.08%
Portfolio turnover rate(G)	55%	50%	41%	73%
(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

306

For a share outstanding during the period indicated:	Transamerica Floating Rate
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$9.99
Investment operations:
Net investment income (loss)(B)(C)	0.24
Net realized and unrealized gain (loss)	(0.02) (D)
Total investment operations	0.22
Dividends and/or distributions to shareholders:
Net investment income	(0.24)
Net asset value, end of period	$9.97
Total return(E)	2.20% (F)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets(G)	1.00% (H)
Net investment income (loss) to average net assets(C)	3.73% (H)
Portfolio turnover rate(I)	55%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$11.14	$11.15	$11.08	$10.96	$9.22
Investment operations:
Net investment income (loss)(A)	0.08	0.08 (B)	0.05 (C)	0.18 (C)	0.11 (C)
Net realized and unrealized gain (loss)	2.64	(0.09)	0.02	0.10	1.73
Total investment operations	2.72	(0.01)	0.07	0.28	1.84
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	–	–	(0.16)	(0.10)
Net asset value, end of year	$13.58	$11.14	$11.15	$11.08	$10.96
Total return(D)	24.92%	(0.09)%	0.63%	2.54%	20.08%
Ratio and supplemental data:
Net assets end of year (000’s)	$42,264	$39,699	$48,311	$56,663	$82,534
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.49%	1.39%	1.36% (E)	0.75% (E)	0.69% (E)
Including waiver and/or reimbursement and recapture	1.35%	1.34% (B)	1.35% (E)	0.74% (E)	0.69% (E)
Net investment income (loss) to average net assets	0.68%	0.74% (B)	0.46% (C)	1.64% (C)	1.09% (C)
Portfolio turnover rate	38%	63%	51% (F)	150% (F)	18% (F)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

307

For a share outstanding during the period indicated:	Transamerica Global Equity
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$11.97
Investment operations:
Net investment income (loss)(B)	0.08
Net realized and unrealized gain (loss)	1.53
Total investment operations	1.61
Net asset value, end of period	$13.58
Total return	13.45% (C),(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.28% (E)
Including waiver and/or reimbursement and recapture	1.28% (E)
Net investment income (loss) to average net assets	0.96% (E)
Portfolio turnover rate	38%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.06	$8.97	$9.68	$9.75	$9.59
Investment operations:
Net investment income (loss)(A)	0.48	0.49 (B)	0.48	0.50	0.54
Net realized and unrealized gain (loss)	0.30	0.10	(0.58)	0.05	0.17
Total investment operations	0.78	0.59	(0.10)	0.55	0.71
Dividends and/or distributions to shareholders:
Net investment income	(0.50)	(0.50)	(0.49)	(0.49)	(0.55)
Net realized gains	–	–	(0.12)	(0.13)	–
Total dividends and/or distributions to shareholders	(0.50)	(0.50)	(0.61)	(0.62)	(0.55)
Net asset value, end of year	$9.34	$9.06	$8.97	$9.68	$9.75
Total return(C)	8.63%	6.95%	(1.11)%	5.85%	7.58%
Ratio and supplemental data:
Net assets end of year (000’s)	$104,904	$114,761	$127,509	$135,250	$404,077
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%	1.02%	1.00%	0.97%	1.04%
Including waiver and/or reimbursement and recapture	1.04%	1.01% (B)	1.00%	0.97%	1.04%
Net investment income (loss) to average net assets	5.24%	5.64% (B)	5.14%	5.10%	5.49%
Portfolio turnover rate	39%	49%	61%	48%	64%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

308

For a share outstanding during the period indicated:	Transamerica High Yield Bond
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$9.19
Investment operations:
Net investment income (loss)(B)	0.31
Net realized and unrealized gain (loss)	0.16
Total investment operations	0.47
Dividends and/or distributions to shareholders:
Net investment income	(0.32)
Net asset value, end of period	$9.34
Total return	5.12% (C),(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87% (E)
Including waiver and/or reimbursement and recapture	0.87% (E)
Net investment income (loss) to average net assets	5.43% (E)
Portfolio turnover rate	39%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$11.88	$11.47	$11.46	$10.21	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.34	0.31 (D)	0.33	0.34	0.09
Net realized and unrealized gain (loss)	(0.11)	0.47	0.36	1.31	0.21
Total investment operations	0.23	0.78	0.69	1.65	0.30
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.30)	(0.32)	(0.38)	(0.09)
Net realized gains	(0.16)	(0.07)	(0.36)	(0.02)	–
Total dividends and/or distributions to shareholders	(0.51)	(0.37)	(0.68)	(0.40)	(0.09)
Net asset value, end of period/year	$11.60	$11.88	$11.47	$11.46	$10.21
Total return(E)	2.26%	6.72%	6.24%	16.49%	2.96% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$34,191	$58,848	$24,700	$4,492	$262
Expenses to average net assets(G)
Excluding waiver and/or reimbursement and recapture	1.04%	0.98%	1.29%	2.27%	43.10% (H)
Including waiver and/or reimbursement and recapture	0.91%	0.91% (D)	0.91%	0.91%	0.91% (H)
Net investment income (loss) to average net assets(C)	3.02%	2.59% (D)	2.88%	3.11%	3.50% (H)
Portfolio turnover rate(I)	115%	61%	78%	266%	52% (F)
(A)	Commenced operations on July 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

309

For a share outstanding during the period indicated:	Transamerica High Yield Muni
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$11.10
Investment operations:
Net investment income (loss)(B)(C)	0.21
Net realized and unrealized gain (loss)	0.51 (D)
Total investment operations	0.72
Dividends and/or distributions to shareholders:
Net investment income	(0.22)
Net asset value, end of period	$11.60
Total return	6.48% (E),(F)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets(G)	0.97% (H)
Net investment income (loss) to average net assets(C)	2.99% (H)
Portfolio turnover rate(I)	115%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$9.99	$9.57	$9.95	$10.00
Investment operations:
Net investment income (loss)(B)	0.14	0.08 (C)	0.00 (D)	0.16
Net realized and unrealized gain (loss)	(0.03)	0.34	(0.34)	(0.06)
Total investment operations	0.11	0.42	(0.34)	0.10
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	–	(0.02)	(0.15)
Net realized gains	–	–	(0.01)	–
Return of capital	–	–	(0.01)	–
Total dividends and/or distributions to shareholders	(0.13)	–	(0.04)	(0.15)
Net asset value, end of period/year	$9.97	$9.99	$9.57	$9.95
Total return(E)	1.11%	4.39%	(3.48)%	1.01% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$634	$645	$516	$299
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.55%	1.00%	0.99%	1.01% (G)
Including waiver and/or reimbursement and recapture	1.00%	0.99% (C)	1.00%	1.00% (G)
Net investment income (loss) to average net assets	1.39%	0.81% (C)	0.01%	2.30% (G)
Portfolio turnover rate	41%	39%	35%	57% (F)
(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

310

For a share outstanding during the period indicated:	Transamerica Inflation Opportunities
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$9.86
Investment operations:
Net investment income (loss)(B)	0.10
Net realized and unrealized gain (loss)	0.12 (C)
Total investment operations	0.22
Dividends and/or distributions to shareholders:
Net investment income	(0.09)
Net asset value, end of period	$9.99
Total return(D)	2.23% (E)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets	0.95% (F)
Net investment income (loss) to average net assets	1.66% (F)
Portfolio turnover rate	41%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Intermediate Muni
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of year	$11.57	$11.31	$11.16	$10.37	$10.00
Investment operations:
Net investment income (loss)(B)(C)	0.23	0.21 (D)	0.19	0.25	0.22
Net realized and unrealized gain (loss)	(0.10)	0.30	0.29	0.78	0.38 (E)
Total investment operations	0.13	0.51	0.48	1.03	0.60
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.20)	(0.18)	(0.24)	(0.23)
Net realized gains	(0.07)	(0.05)	(0.15)	–	–
Total dividends and/or distributions to shareholders	(0.30)	(0.25)	(0.33)	(0.24)	(0.23)
Net asset value, end of year	$11.40	$11.57	$11.31	$11.16	$10.37
Total return(F)	1.20%	4.58%	4.37%	10.05%	6.05%
Ratio and supplemental data:
Net assets end of year (000’s)	$312,347	$426,748	$117,387	$35,974	$6,241
Expenses to average net assets(G)
Excluding waiver and/or reimbursement and recapture	0.78%	0.78%	0.89%	1.12%	2.36%
Including waiver and/or reimbursement and recapture	0.68%	0.68% (D)	0.86%	0.86%	0.86%
Net investment income (loss) to average net assets(C)	2.00%	1.79% (D)	1.69%	2.27%	2.12%
Portfolio turnover rate(H)	55%	34%	55%	107%	111%
(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

311

For a share outstanding during the period indicated:	Transamerica Intermediate Muni
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$11.08
Investment operations:
Net investment income (loss)(B)(C)	0.13
Net realized and unrealized gain (loss)	0.33 (D)
Total investment operations	0.46
Dividends and/or distributions to shareholders:
Net investment income	(0.13)
Net asset value, end of period	$11.41
Total return	4.20% (E),(F)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets(G)	0.73% (H)
Net investment income (loss) to average net assets(C)	1.89% (H)
Portfolio turnover rate(I)	55%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$16.73	$17.60	$17.80	$18.60	$14.65
Investment operations:
Net investment income (loss)(A)	0.50	0.36 (B)	0.39	0.48	0.40
Net realized and unrealized gain (loss)	2.63	(0.79)	(0.00) (C)	(0.52)	3.81
Total investment operations	3.13	(0.43)	0.39	(0.04)	4.21
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.35)	(0.31)	(0.37)	(0.26)
Net realized gains	(0.04)	(0.09)	(0.28)	(0.39)	–
Total dividends and/or distributions to shareholders	(0.31)	(0.44)	(0.59)	(0.76)	(0.26)
Net asset value, end of year	$19.55	$16.73	$17.60	$17.80	$18.60
Total return	19.09%	(2.46)%	2.29%	(0.20)%	29.14%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,242,175	$1,552,632	$1,043,345	$567,267	$168,782
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%	0.90%	0.93%	0.95%	1.02%
Including waiver and/or reimbursement and recapture	0.89%	0.90% (B)	0.93%	0.95%	1.02%
Net investment income (loss) to average net assets	2.77%	2.20% (B)	2.20%	2.63%	2.40%
Portfolio turnover rate	22%	19%	21%	19%	34%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

312

For a share outstanding during the period indicated:	Transamerica International Equity
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$17.38
Investment operations:
Net investment income (loss)(B)	0.43
Net realized and unrealized gain (loss)	1.50
Total investment operations	1.93
Net asset value, end of period	$19.31
Total return	11.10% (C),(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets	1.03% (E)
Net investment income (loss) to average net assets	3.72% (E)
Portfolio turnover rate	22%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica International Growth
	Class I2
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$7.27	$7.80	$8.51	$8.65	$7.42
Investment operations:
Net investment income (loss) (A)	0.11	0.11 (B)	0.13	0.13	0.11
Net realized and unrealized gain (loss)	1.72	(0.40)	(0.08)	(0.13)	1.58
Total investment operations	1.83	(0.29)	0.05	–	1.69
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.08)	(0.15)	(0.06)	(0.17)
Net realized gains	–	(0.16)	(0.61)	(0.08)	(0.29)
Total dividends and/or distributions to shareholders	(0.08)	(0.24)	(0.76)	(0.14)	(0.46)
Net asset value, end of year	$9.02	$7.27	$7.80	$8.51	$8.65
Total return	25.45%	(3.75)%	0.74%	0.05%	23.72%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,368,414	$1,164,016	$675,208	$564,135	$248,015
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%	0.97%	1.00%	1.00%	1.02%
Including waiver and/or reimbursement and recapture	0.95%	0.96% (B)	1.00%	1.00%	1.02%
Net investment income (loss) to average net assets	1.36%	1.52% (B)	1.58%	1.53%	1.44%
Portfolio turnover rate	15%	15%	39%	39%	19%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

313

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.36	$12.71	$13.30	$14.24	$11.77
Investment operations:
Net investment income (loss)(A)	0.14	0.14 (B)	0.16	0.15	0.17
Net realized and unrealized gain (loss)	2.28	0.98	0.54	1.40	3.13
Total investment operations	2.42	1.12	0.70	1.55	3.30
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.15)	(0.15)	(0.17)	(0.19)
Net realized gains	(1.05)	(1.32)	(1.14)	(2.32)	(0.64)
Total dividends and/or distributions to shareholders	(1.22)	(1.47)	(1.29)	(2.49)	(0.83)
Net asset value, end of year	$13.56	$12.36	$12.71	$13.30	$14.24
Total return(C)	20.29%	9.83%	5.44%	12.09%	29.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$103,851	$71,700	$31,566	$31,677	$8,605
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06%	1.05%	1.05%	1.07%	1.13%
Including waiver and/or reimbursement and recapture	1.06%	1.04% (B)	1.05%	1.07%	1.13%
Net investment income (loss) to average net assets	1.11%	1.16% (B)	1.23%	1.13%	1.32%
Portfolio turnover rate	128%	127%	129%	87%	121%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the period indicated:	Transamerica Large Cap Value
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$12.94
Investment operations:
Net investment income (loss)(B)	0.09
Net realized and unrealized gain (loss)	0.65
Total investment operations	0.74
Dividends and/or distributions to shareholders:
Net investment income	(0.11)
Net asset value, end of period	$13.57
Total return	5.77% (C),(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets	0.93% (E)
Net investment income (loss) to average net assets	1.13% (E)
Portfolio turnover rate	128%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

314

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$12.70	$12.50	$15.44	$16.72	$16.25	$14.29
Investment operations:
Net investment income (loss)(D)	0.01	(0.01)	(0.05)	0.06	(0.04)	(0.01)
Net realized and unrealized gain (loss)	1.92	1.48	(0.24)	1.16	4.73	1.97
Total investment operations	1.93	1.47	(0.29)	1.22	4.69	1.96
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	(0.07)	–	–
Net realized gains	(0.33)	(1.27)	(2.65)	(2.34)	(4.22)	–
Return of capital	–	–	–	(0.09)	–	–
Dividends and/or distributions to shareholders:
Net asset value, end of period/year	$14.30	$12.70	$12.50	$15.44	$16.72	$16.25
Total return	15.34% (E)	12.13%	(1.60)%	7.83%	30.10%	13.70%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10,232	$16,767	$17,075	$22,686	$33,879	$37,985
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20% (F)	1.36%	1.22%	1.24%	1.18%	1.19%
Including waiver and/or reimbursement and recapture	0.98% (F),(G)	0.95% (H)	0.95%	0.95%	0.95%	0.95%
Net investment income (loss) to average net assets	0.13% (F)	(0.09)%	(0.31)%	0.34%	(0.21)%	(0.09)%
Portfolio turnover rate	30% (E)	79%	70%	60%	234%	178%
(A)	Transamerica Partners Institutional Mid Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Mid Growth, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 0.84-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Mid Cap Growth
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$13.15
Investment operations:
Net investment income (loss)(B)	0.00 (C)
Net realized and unrealized gain (loss)	1.00
Total investment operations	1.00
Net asset value, end of period	$14.15
Total return	7.60% (D),(F)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.11% (E)
Including waiver and/or reimbursement and recapture	1.11% (E)
Net investment income (loss) to average net assets	0.03% (E)
Portfolio turnover rate	30% (F)
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
315

(E)	Annualized.
(F)	Not annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$11.80	$11.37	$10.68	$10.00
Investment operations:
Net investment income (loss)(B)	0.07	0.06 (C)	0.11	0.07
Net realized and unrealized gain (loss)	0.95	0.78	0.68	0.69
Total investment operations	1.02	0.84	0.79	0.76
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.14)	(0.03)	(0.08)
Net realized gains	(0.84)	(0.27)	(0.07)	–
Total dividends and/or distributions to shareholders	(0.96)	(0.41)	(0.10)	(0.08)
Net asset value, end of period/year	$11.86	$11.80	$11.37	$10.68
Total return(D)	8.77%	7.72%	7.50%	7.62% (E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$116,047	$75,556	$18,794	$703
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	1.08%	1.05%	1.18% (F)
Including waiver and/or reimbursement and recapture	1.09%	1.08% (C)	1.05%	1.18% (F)
Net investment income (loss) to average net assets	0.57%	0.55% (C)	1.02%	1.38% (F)
Portfolio turnover rate	76%	95%	31%	23% (E)
(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period indicated:	Transamerica Mid Cap Value Opportunities
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$12.00
Investment operations:
Net investment income (loss)(B)	0.03
Net realized and unrealized gain (loss)	(0.16) (C)
Total investment operations	(0.13)
Net asset value, end of period	$11.87
Total return	(1.08)% (D),(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00% (F)
Including waiver and/or reimbursement and recapture	1.00% (F)
Net investment income (loss) to average net assets	0.42% (F)
Portfolio turnover rate	76%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Annualized.

316

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$7.59	$7.94	$11.62	$10.28	$10.00
Investment operations:
Net investment income (loss)(B)	0.15	0.24 (C)	0.29	0.26	0.13
Net realized and unrealized gain (loss)	0.04	(0.33) (D)	(3.62)	1.40	0.20
Total investment operations	0.19	(0.09)	(3.33)	1.66	0.33
Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.26)	(0.09)	(0.27)	(0.05)
Net realized gains	–	–	(0.07)	(0.05)	–
Return of capital	(0.11)	–	(0.19)	–	–
Total dividends and/or distributions to shareholders	(0.41)	(0.26)	(0.35)	(0.32)	(0.05)
Net asset value, end of period/year	$7.37	$7.59	$7.94	$11.62	$10.28
Total return(E)	2.30%	(0.87)%	(29.17)%	16.36%	3.35% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$32,083	$43,221	$46,624	$64,300	$16,419
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.58%	1.57%	1.52%	1.54%	1.65% (G)
Including waiver and/or reimbursement and recapture	1.58%	1.56% (C)	1.52%	1.54%	1.65% (G)
Net investment income (loss) to average net assets	1.97%	3.50% (C)	2.84%	2.24%	2.67% (G)
Portfolio turnover rate	41%	79%	67%	46%	28% (F)
(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$8.10
Investment operations:
Net investment income (loss)(B)	0.03
Net realized and unrealized gain (loss)	(0.45) (C)
Total investment operations	(0.42)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)
Return of capital	(0.06)
Total dividends and/or distributions to shareholders	(0.22)
Net asset value, end of period	$7.46
Total return	(5.27)% (D),(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$9
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.44% (F)
Including waiver and/or reimbursement and recapture	1.44% (F)
Net investment income (loss) to average net assets	0.57% (F)
Portfolio turnover rate	41%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
317

(F)	Annualized.

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$7.20	$8.99	$11.29	$10.73	$8.15
Investment operations:
Net investment income (loss)(A)	(0.01)	(0.03) (B)	(0.09)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	1.34	(0.93)	(0.99)	1.05	2.71
Total investment operations	1.33	(0.96)	(1.08)	1.01	2.68
Dividends and/or distributions to shareholders:
Net investment income	–	(0.00) (C)	–	–	(0.02)
Net realized gains	(1.45)	(0.83)	(1.22)	(0.45)	(0.08)
Total dividends and/or distributions to shareholders	(1.45)	(0.83)	(1.22)	(0.45)	(0.10)
Net asset value, end of year	$7.08	$7.20	$8.99	$11.29	$10.73
Total return(D)	21.44%	(12.04)%	(10.56)%	9.57%	33.31%
Ratio and supplemental data:
Net assets end of year (000’s)	$50,449	$46,433	$71,255	$104,933	$105,245
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.48%	1.44%	1.35%	1.37%	1.46%
Including waiver and/or reimbursement and recapture	1.25%	1.32% (B)	1.35%	1.37%	1.46%
Net investment income (loss) to average net assets	(0.14)%	(0.38)% (B)	(0.94)%	(0.39)%	(0.27)%
Portfolio turnover rate	16%	101%	27%	53%	45%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the period indicated:	Transamerica Multi-Cap Growth
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$6.57
Investment operations:
Net investment income (loss)	(0.00) (B)
Net realized and unrealized gain (loss)	0.51
Total investment operations	0.51
Net asset value, end of period	$7.08
Total return	7.76% (C),(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets	1.02% (E)
Net investment income (loss) to average net assets	(0.02)% (E)
Portfolio turnover rate	16%
(A)	Commenced operations on March 17, 2017.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

318

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$24.88	$24.86	$25.61	$24.23	$22.15
Investment operations:
Net investment income (loss)(A)	0.28	0.25 (B)	0.24	0.24 (C)	0.23 (C)
Net realized and unrealized gain (loss)	3.15	0.61	0.41	2.57	2.88
Total investment operations	3.43	0.86	0.65	2.81	3.11
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.26)	(0.25)	(0.31)	(0.25)
Net realized gains	(0.09)	(0.58)	(1.15)	(1.12)	(0.78)
Total dividends and/or distributions to shareholders	(0.41)	(0.84)	(1.40)	(1.43)	(1.03)
Net asset value, end of year	$27.90	$24.88	$24.86	$25.61	$24.23
Total return(D)	13.89%	3.57%	2.58%	12.11%	14.61%
Ratio and supplemental data:
Net assets end of year (000’s)	$573,224	$406,606	$210,457	$174,817	$152,382
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.10%	1.14%	1.23% (E)	1.36% (E)
Including waiver and/or reimbursement and recapture	1.03%	1.08% (B)	1.14%	1.23% (E)	1.36% (E)
Net investment income (loss) to average net assets	1.07%	1.04% (B)	0.97%	1.00% (C)	0.99% (C)
Portfolio turnover rate	39%	35%	39%	102% (F)	126% (F)
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Multi-Managed Balanced
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$26.50
Investment operations:
Net investment income (loss)(B)	0.17
Net realized and unrealized gain (loss)	1.48
Total investment operations	1.65
Dividends and/or distributions to shareholders:
Net investment income	(0.18)
Net asset value, end of period	$27.97
Total return	6.24% (C),(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95% (E)
Including waiver and/or reimbursement and recapture	0.95% (E)
Net investment income (loss) to average net assets	1.03% (E)
Portfolio turnover rate	39%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

319

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.71	$10.07	$10.50	$10.01	$9.92
Investment operations:
Net investment income (loss) (A),(B)	0.10	0.31 (C)	0.11	0.05	0.14
Net realized and unrealized gain (loss)	0.19	(0.22)	(0.47)	0.49	0.14
Total investment operations	0.29	0.09	(0.36)	0.54	0.28
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.28)	(0.07)	(0.05)	(0.19)
Net realized gains	–	(0.17)	–	–	–
Total dividends and/or distributions to shareholders	(0.11)	(0.45)	(0.07)	(0.05)	(0.19)
Net asset value, end of year	$9.89	$9.71	$10.07	$10.50	$10.01
Total return (D)	3.04%	1.07%	(3.42)%	5.46%	2.89%
Ratio and supplemental data:
Net assets end of year (000’s)	$32,240	$61,341	$91,684	$129,568	$200,903
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.73%	0.70%	0.66%	0.72%	0.72%
Including waiver and/or reimbursement and recapture	0.73%	0.69% (C)	0.66%	0.72%	0.72%
Net investment income (loss) to average net assets (B)	1.04%	3.28% (C)	1.06%	0.46%	1.42%
Portfolio turnover rate (F)	65%	42%	80%	79%	116%
(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$9.67
Investment operations:
Net investment income (loss) (B),(C)	0.03
Net realized and unrealized gain (loss)	0.20
Total investment operations	0.23
Net asset value, end of period	$9.90
Total return (D)	2.38% (E)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.55% (G)
Including waiver and/or reimbursement and recapture	0.55% (G)
Net investment income (loss) to average net assets (C)	0.51% (G)
Portfolio turnover rate (H)	65%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

320

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.23	$10.19	$10.37	$10.45	$10.51
Investment operations:
Net investment income (loss)(A)	0.19	0.20 (B)	0.20	0.21	0.25
Net realized and unrealized gain (loss)	0.01	0.06	(0.15)	0.00 (C)	0.01
Total investment operations	0.20	0.26	0.05	0.21	0.26
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.20)	(0.21)	(0.23)	(0.27)
Net realized gains	–	–	(0.02)	(0.06)	(0.05)
Return of capital	–	(0.02)	–	–	–
Total dividends and/or distributions to shareholders	(0.21)	(0.22)	(0.23)	(0.29)	(0.32)
Net asset value, end of year	$10.22	$10.23	$10.19	$10.37	$10.45
Total return(D)	1.90%	2.60%	0.53%	1.97%	2.46%
Ratio and supplemental data:
Net assets end of year (000’s)	$940,515	$934,615	$976,715	$1,012,764	$953,044
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.85%	0.84%	0.86%	0.88%
Including waiver and/or reimbursement and recapture	0.84%	0.84% (B)	0.84%	0.84%	0.83%
Net investment income (loss) to average net assets	1.84%	1.95% (B)	1.94%	2.05%	2.38%
Portfolio turnover rate	52%	45%	66%	52%	73%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the period indicated:	Transamerica Short-Term Bond
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$10.19
Investment operations:
Net investment income (loss)(B)	0.12
Net realized and unrealized gain (loss)	0.04
Total investment operations	0.16
Dividends and/or distributions to shareholders:
Net investment income	(0.13)
Net asset value, end of period	$10.22
Total return	1.55% (C),(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets	0.79% (E)
Net investment income (loss) to average net assets	1.83% (E)
Portfolio turnover rate	52%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

321

For a share outstanding during the period and years indicated:	Transamerica Small Cap Core(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.53	$9.45	$10.57	$10.25	$7.73	$6.79
Investment operations:
Net investment income (loss)(D)	0.04	0.08	0.08	0.08	0.04	0.06
Net realized and unrealized gain (loss)	0.22	2.08	(1.11)	0.32	2.52	0.94
Total investment operations	0.26	2.16	(1.03)	0.40	2.56	1.00
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.08)	(0.09)	(0.08)	(0.04)	(0.06)
Net asset value, end of period/year	$11.78	$11.53	$9.45	$10.57	$10.25	$7.73
Total return	2.27% (E)	23.08%	(9.72)%	3.94%	33.23%	14.84%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$8,970	$14,540	$12,719	$27,550	$30,567	$32,600
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.30% (F)	1.50%	1.32%	1.28%	1.27%	1.31%
Including waiver and/or reimbursement and recapture	1.11% (F),(G)	1.07% (H)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	0.34% (F)	0.80%	0.82%	0.78%	0.46%	0.85%
Portfolio turnover rate	53% (E)	122%	132%	148%	195%	59%
(A)	Transamerica Partners Institutional Small Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Small Core, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 1.44-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Small Cap Core
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$11.58
Investment operations:
Net investment income (loss)(B)	0.02
Net realized and unrealized gain (loss)	0.12
Total investment operations	0.14
Net asset value, end of period	$11.72
Total return	1.21% (C),(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.23% (E)
Including waiver and/or reimbursement and recapture	1.23% (E)
Net investment income (loss) to average net assets	0.25% (E)
Portfolio turnover rate	53% (D)
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

322

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.15	$12.82	$12.87	$12.37	$9.38
Investment operations:
Net investment income (loss)(A)	(0.06)	(0.10) (B)	(0.03)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	2.42	0.49	1.03	0.61	3.07
Total investment operations	2.36	0.39	1.00	0.50	2.99
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	–	(0.00) (C)
Net realized gains	(7.62)	(1.06)	(1.05)	–	–
Total dividends and/or distributions to shareholders	(7.62)	(1.06)	(1.05)	–	(0.00) (C)
Net asset value, end of year	$6.89	$12.15	$12.82	$12.87	$12.37
Total return(D)	26.31%	3.42%	8.27%	4.04%	31.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$15,520	$8,835	$2,882	$862	$591
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.51%	1.36%	1.30%	1.35%	1.29%
Including waiver and/or reimbursement and recapture	1.41% (E)	1.35% (B)	1.30%	1.35%	1.29%
Net investment income (loss) to average net assets	(0.92)%	(0.82)% (B)	(0.26)%	(0.87)%	(0.70)%
Portfolio turnover rate	80%	43%	60%	73%	74%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.

For a share outstanding during the period indicated:	Transamerica Small Cap Growth
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$6.31
Investment operations:
Net investment income (loss)(B)	(0.04)
Net realized and unrealized gain (loss)	0.62
Total investment operations	0.58
Net asset value, end of period	$6.89
Total return	9.19% (C),(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.32% (E)
Including waiver and/or reimbursement and recapture	1.32% (E)
Net investment income (loss) to average net assets	(0.96)% (E)
Portfolio turnover rate	80% (C)
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Annualized.

323

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value(A),(B)
	Class R4
	October 31, 2017(C)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.25	$9.52	$10.23	$9.62	$7.24	$6.31
Investment operations:
Net investment income (loss)(D)	0.01	0.06	0.07	0.07	0.03	0.08
Net realized and unrealized gain (loss)	0.76	1.75	(0.72)	0.61	2.42	0.91
Total investment operations	0.77	1.81	(0.65)	0.68	2.45	0.99
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.08)	(0.06)	(0.07)	(0.07)	(0.06)
Net asset value, end of period/year	$12.01	$11.25	$9.52	$10.23	$9.62	$7.24
Total return	6.85% (E)	19.24%	(6.33)%	7.08%	33.88%	15.81%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$345	$7,065	$6,709	$8,537	$11,948	$13,475
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.06% (F)	1.72%	1.73%	1.67%	1.41%	1.47%
Including waiver and/or reimbursement and recapture	1.17% (F),(G)	1.11% (G),(H)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	0.06% (F)	0.67%	0.73%	0.73%	0.31%	1.22%
Portfolio turnover rate	35% (E)	89%	133%	18%	16%	15%
(A)	Transamerica Partners Institutional Small Value reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Small Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 2.16-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Small Cap Value
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$11.07
Investment operations:
Net investment income (loss)(B)	0.02
Net realized and unrealized gain (loss)	0.86
Total investment operations	0.88
Net asset value, end of period	$11.95
Total return	7.75% (C),(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.16% (E)
Including waiver and/or reimbursement and recapture	1.16% (E)
Net investment income (loss) to average net assets	0.31% (E)
Portfolio turnover rate	35% (C)
(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Annualized.

324

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$25.09	$26.18	$28.88	$29.05	$21.86
Investment operations:
Net investment income (loss)(A)	0.03	0.24 (B)	0.05	0.07	0.11
Net realized and unrealized gain (loss)	5.92	0.87	0.04	2.18	7.18
Total investment operations	5.95	1.11	0.09	2.25	7.29
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.03)	(0.03)	(0.10)	(0.10)
Net realized gains	(1.36)	(2.17)	(2.76)	(2.32)	–
Total dividends and/or distributions to shareholders	(1.58)	(2.20)	(2.79)	(2.42)	(0.10)
Net asset value, end of year	$29.46	$25.09	$26.18	$28.88	$29.05
Total return(C)	24.23%	4.69%	0.17%	8.13%	33.47%
Ratio and supplemental data:
Net assets end of year (000’s)	$362,890	$338,577	$400,506	$473,644	$519,376
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.28%	1.34%	1.31%	1.30%	1.38%
Including waiver and/or reimbursement and recapture	1.28%	1.33% (B)	1.31%	1.30%	1.38%
Net investment income (loss) to average net assets	0.09%	0.99% (B)	0.20%	0.24%	0.44%
Portfolio turnover rate	104%	74%	68%	96%	97%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the period indicated:	Transamerica Small/Mid Cap Value
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$28.14
Investment operations:
Net investment income (loss)(B)	(0.05)
Net realized and unrealized gain (loss)	1.41
Total investment operations	1.36
Net asset value, end of period	$29.50
Total return	4.83% (C),(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets	1.09% (E)
Net investment income (loss) to average net assets	(0.27)% (E)
Portfolio turnover rate	104%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

325

For a share outstanding during the period and years indicated:	Transamerica Strategic High Income
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$9.97	$9.97	$10.30	$10.00
Investment operations:
Net investment income (loss)(B)	0.39	0.35 (C),(D)	0.37 (C)	0.24 (C)
Net realized and unrealized gain (loss)	0.96	0.03	(0.20)	0.26
Total investment operations	1.35	0.38	0.17	0.50
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.34)	(0.39)	(0.20)
Net realized gains	–	(0.04)	(0.11)	–
Total dividends and/or distributions to shareholders	(0.36)	(0.38)	(0.50)	(0.20)
Net asset value, end of period/year	$10.96	$9.97	$9.97	$10.30
Total return(E)	13.77%	3.88%	1.60%	4.99% (F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$20,733	$2,153	$1,600	$1,200
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%	1.21% (G)	1.31% (G)	1.40% (G),(H)
Including waiver and/or reimbursement and recapture	1.21% (I)	1.20% (D),(G)	1.20% (G)	1.20% (G),(H)
Net investment income (loss) to average net assets	3.74%	3.60% (C),(D)	3.67% (C)	3.43% (C),(H)
Portfolio turnover rate	79%	51% (I)	77% (J)	61% (F),(J)
(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Strategic High Income
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$10.59
Investment operations:
Net investment income (loss)(B)	0.26
Net realized and unrealized gain (loss)	0.44
Total investment operations	0.70
Dividends and/or distributions to shareholders:
Net investment income	(0.23)
Net asset value, end of period	$11.06
Total return	6.66% (C),(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09% (E)
Including waiver and/or reimbursement and recapture	1.09% (E)
Net investment income (loss) to average net assets	3.89% (E)
Portfolio turnover rate	79%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

326

For a share outstanding during the period and years indicated:	Transamerica Unconstrained Bond
	Class I
	October 31, 2017	October 31, 2016	October 31, 2015(A)
Net asset value, beginning of period/year	$9.92	$9.83	$10.00
Investment operations:
Net investment income (loss)(B)	0.22	0.42 (C)	0.27
Net realized and unrealized gain (loss)	0.38	0.04	(0.18)
Total investment operations	0.60	0.46	0.09
Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.37)	(0.26)
Net asset value, end of period/year	$10.23	$9.92	$9.83
Total return	6.07%	4.86%	0.95% (D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,110	$287	$288
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%	0.95%	1.05% (E)
Including waiver and/or reimbursement and recapture	0.93%	0.95% (C),(F)	0.95% (E)
Net investment income (loss) to average net assets	2.18%	4.33% (C)	3.03% (E)
Portfolio turnover rate	87%	141%	95% (D)
(A)	Commenced operations on December 8, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class A
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$16.87	$17.45	$19.22	$16.95	$13.41
Investment operations:
Net investment income (loss)(A)	0.01	0.00 (B),(C)	0.00 (C)	0.02	0.07
Net realized and unrealized gain (loss)	4.25	(0.17)	1.95	2.38	3.50
Total investment operations	4.26	(0.17)	1.95	2.40	3.57
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.00) (C)	(0.02)	(0.13)	(0.03)
Net realized gains	(0.37)	(0.41)	(3.70)	–	–
Total dividends and/or distributions to shareholders	(0.38)	(0.41)	(3.72)	(0.13)	(0.03)
Net asset value, end of year	$20.75	$16.87	$17.45	$19.22	$16.95
Total return(D)	25.76%	(0.95)%	11.59%	14.25%	26.62%
Ratio and supplemental data:
Net assets end of year (000’s)	$500,587	$432,130	$470,702	$459,677	$447,645
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%	1.20%	1.19%	1.27%	1.36%
Including waiver and/or reimbursement and recapture	1.18%	1.18% (B)	1.19%	1.27%	1.36%
Net investment income (loss) to average net assets	0.07%	0.03% (B)	0.01%	0.13%	0.49%
Portfolio turnover rate	35%	34%	38%	111%	55%
(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

327

For a share outstanding during the period indicated:	Transamerica US Growth
Class T1
October 31, 2017(A)
Net asset value, beginning of period	$18.38
Investment operations:
Net investment income (loss)(B)	0.03
Net realized and unrealized gain (loss)	2.37
Total investment operations	2.40
Net asset value, end of period	$20.78
Total return	13.06% (C),(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$12
Expenses to average net assets	0.98% (E)
Net investment income (loss) to average net assets	0.23% (E)
Portfolio turnover rate	35%
(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.
328

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Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.
Transamerica Funds
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service: 1-888-233-4339
Shareholder inquiries and transaction requests should be mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945
ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information dated March 1, 2018, as may be further supplemented or revised from time to time, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus.
Information about the funds (including the Statement of Additional Information) has been filed with and is available from the SEC, and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520. Reports and other information about the funds are also available on the SEC’s Internet site at http://www.sec.gov.
To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about the funds, call or write to Transamerica Funds at the phone number or address above or visit Transamerica Funds website at www.transamerica.com. In the Transamerica Funds annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year. Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders.
Each fund’s current net asset value per share is available on our website at www.transamerica.com.
www.transamerica.com
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.
The Investment Company Act File Number for Transamerica Funds is 811-04556.

Transamerica Funds
Statement of Additional Information
March 1, 2018
Fund	Class A Ticker	Class C Ticker	Class I Ticker	Class I2 Ticker	Class R6 Ticker	Advisor Class Ticker	Class T1 Ticker	Class T2 Ticker
Transamerica Asset Allocation – Conservative Portfolio[1]	ICLAX	ICLLX	TACIX	-	-	TACVX	TACQX	TACUX
Transamerica Asset Allocation – Growth Portfolio[2]	IAAAX	IAALX	TAGIX	-	-	TAGVX	TAGTX	TAGUX
Transamerica Asset Allocation – Moderate Growth Portfolio[3]	IMLAX	IMLLX	TMGIX	-	-	TMGQX	TMGUX	TMGWX
Transamerica Asset Allocation – Moderate Portfolio[4]	IMOAX	IMOLX	TMMIX	-	-	TMMVX	TMMTX	TMMUX
Transamerica Bond	-	-	-	None	TABSX	-	-	-
Transamerica Capital Growth[5]	IALAX	ILLLX	TFOIX	None	-	TACGX	TFOTX	TFOUX
Transamerica Concentrated Growth	TORAX	TCCGX	TOREX	None	-	TACNX	TORQX	TORUX
Transamerica Core Bond	-	-	-	None	-	-	-	-
Transamerica Developing Markets Equity	-	-	-	TDMIX	-	-	-	-
Transamerica Dividend Focused	TDFAX	TDFCX	TDFIX	TRDIX	TADFX	TADVX	TADTX	TADUX
Transamerica Dynamic Allocation	ATTRX	CTTRX	ITTOX	-	-	ATTVX	ATTTX	ATTUX
Transamerica Dynamic Income	IGTAX	IGTCX	IGTIX	-	-	IGTVX	IGTTX	IGTUX
Transamerica Emerging Markets Debt	EMTAX	EMTCX	EMTIX	None	TAEDX	TAETX	EMTTX	EMTUX
Transamerica Emerging Markets Equity	AEMTX	CEMTX	IEMTX	None	-	TAEEX	AEMQX	AEMUX
Transamerica Event Driven	None	-	TENIX	None	-	TAEVX	TEDOX	TEDWX
Transamerica Flexible Income[6]	IDITX	IFLLX	TFXIX	None	TAFLX	TAFKX	TFXTX	TFXUX
Transamerica Floating Rate	TFLAX	TFLCX	TFLIX	None	-	TAFRX	TFLTX	TFLUX
Transamerica Global Equity[7]	IMNAX	IMNCX	TMUIX	None	TAGEX	TAGQX	TMUTX	TMUWX
Transamerica Global Multifactor Macro	-	-	-	None	-	-	-	-
Transamerica Global Real Estate Securities	-	-	-	TRSIX	-	-	-	-
Transamerica Government Money Market[8]	IATXX	IMLXX	TAMXX	None	-	-	-	-
Transamerica Growth	-	-	-	TJNIX	TAGOX	-	-	-
Transamerica High Yield Bond[9]	IHIYX	INCLX	TDHIX	None	TAHBX	TAHDX	TAHWX	TAHUX
Transamerica High Yield Muni	THAYX	THCYX	THYIX	THYTX	-	TAHMX	THCTX	THCUX
Transamerica Inflation Opportunities	TIOAX	TIOCX	ITIOX	None	RTIOX	TAIOX	TIOWX	TIOUX
Transamerica Intermediate Bond	-	-	-	None	-	TMBAX	-	-
Transamerica Intermediate Muni	TAMUX	TCMUX	TIMUX	TIMTX	-	TAITX	TAMTX	TIMWX
Transamerica International Equity	TRWAX	TRWCX	TSWIX	TRWIX	TAINX	TAIQX	TRWWX	TRWUX
Transamerica International Growth (formerly, Transamerica International Equity Opportunities)	TGRHX	TGRJX	TGRGX	None	TGRFX	TIGDX	TIGNX	TIGWX
Transamerica International Small Cap	-	-	-	None	-	-	-	-
Transamerica International Small Cap Value	-	-	TISVX	None	-	TSLVX	-	-
Transamerica Large Cap Value	TWQAX	TWQCX	TWQIX	TWQZX	TALCX	TALPX	TWQTX	TWQUX
Transamerica Long/Short Strategy	-	-	-	None	-	-	-	-
Transamerica Managed Futures Strategy	-	-	-	None	-	-	-	-
Transamerica Mid Cap Growth	MCGAX	MGTCX	IMCGX	None	-	TAMGX	IMCTX	IMCUX
Transamerica Mid Cap Value	-	-	-	None	-	-	-	-
Transamerica Mid Cap Value Opportunities	MCVAX	MCVCX	MVTIX	None	MVTRX	TAMOX	MVTTX	MVTUX
Transamerica MLP & Energy Income	TMLAX	TMCLX	TMLPX	None	-	TAMLX	TMLTX	TMLUX
Transamerica Multi-Cap Growth[10]	ITSAX	ITSLX	TGPIX	None	-	TAMHX	TGPTX	TGPUX
Transamerica Multi-Managed Balanced[11]	IBALX	IBLLX	TBLIX	None	TAMMX	IBAVX	IBATX	IBAUX
Transamerica Multi-Manager Alternative Strategies Portfolio	IMUAX	IMUCX	TASIX	-	TAMAX	IMUVX	IMUTX	IMUUX
Transamerica Short-Term Bond	ITAAX	ITACX	TSTIX	None	TASTX	TASBX	ITATX	ITAUX
Transamerica Small Cap Core	SCCAX	SCCCX	ISMTX	None	-	TASOX	ISMQX	ISMUX
Transamerica Small Cap Growth	ASGTX	CSGTX	ISCGX	None	RTSGX	TASPX	RTSTX	RTSUX
Transamerica Small Cap Value	TSLAX	TSLCX	TSLIX	None	TSLRX	TASLX	TSLWX	TSLUX
Transamerica Small/Mid Cap Value[12]	IIVAX	IIVLX	TSVIX	TSMVX	TASMX	TASDX	TASWX	TASUX
Transamerica Strategic High Income	TASHX	TCSHX	TSHIX	None	-	TASKX	TCSWX	TCSQX
Transamerica Total Return	-	-	-	None	-	-	-	-
Transamerica Unconstrained Bond	TUNAX	TUNBX	TUNIX	None	-	TAUNX	TUNTX	TUNUX
Transamerica US Growth[13]	TADAX	TADCX	TDEIX	None	-	TAUGX	TJNTX	TJNUX

1 Class B: ICLBX, Class R: ICVRX; 2 Class B: IAABX, Class R: IGWRX; 3 Class B: IMLBX, Class R: IMGRX; 4 Class B: IMOBX, Class R: IMDRX; 5 Class B: IACBX; 6 Class B: IFLBX; 7 Class B: IMNBX; 8 Class B: IBTXX; 9 Class B: INCBX; 10 Class B: ITCBX; 11 Class B: IBABX; 12 Class B: IIVBX; 13 Class B: TADBX, Class T: TWMTX. There are no ticker symbols for Class R1 shares, because Class R1 shares are not currently offered. Each fund with “None” listed above indicates that share class does not have a ticker symbol. Each fund with “–” listed for a share class above indicates that share class is not currently offered by the fund.
Each of the funds listed above is a series of Transamerica Funds. This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the funds’ prospectuses dated March 1, 2018, as they may be supplemented or revised from time to time.
This SAI is incorporated by reference in its entirety into the prospectus(es). The prospectus(es) and this SAI may be obtained free of charge by writing or calling the funds at the below address or toll-free telephone number. This SAI sets forth information that may be of interest to shareholders, but that is not necessarily included in the prospectus(es). Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders, which may be obtained free of charge by writing or calling the funds at the below address or telephone number. The Annual Reports contain financial statements that are incorporated herein by reference.
Investment Manager: Transamerica Asset Management, Inc.
1801 California Street, Suite 5200, Denver, CO 80202
Customer Service (888) 233-4339 (toll free)

General Description of the Trust and the Funds
Transamerica Funds (the “Trust”) is an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Trust are currently divided into separate series (each a “fund” or together, the “funds”) described herein. Each fund offers one or more classes. The Trust may create additional series and classes from time to time.
The Trust was organized as a Delaware statutory trust on February 25, 2005. Prior to March 1, 2008, the Trust’s name was Transamerica IDEX Mutual Funds. The Trust is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds.
Each fund is classified as diversified under the 1940 Act, except for Transamerica Emerging Markets Debt, Transamerica Event Driven, Transamerica Global Multifactor Macro, Transamerica Global Real Estate Securities, Transamerica High Yield Muni, Transamerica Managed Futures Strategy and Transamerica MLP & Energy Income, which are classified as non-diversified.
Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) is the investment manager for each fund.
During the last five years, the names of certain funds have changed as follows:
Fund Name	Fund Name History
Transamerica Asset Allocation – Conservative Portfolio	N/A
Transamerica Asset Allocation – Growth Portfolio	N/A
Transamerica Asset Allocation – Moderate Growth Portfolio	N/A
Transamerica Asset Allocation – Moderate Portfolio	N/A
Transamerica Bond	N/A
Transamerica Capital Growth	N/A
Transamerica Concentrated Growth	N/A
Transamerica Core Bond	N/A
Transamerica Developing Markets Equity	N/A
Transamerica Dividend Focused	N/A
Transamerica Dynamic Allocation	Transamerica Tactical Rotation was renamed Transamerica Dynamic Allocation on May 1, 2015
Transamerica Dynamic Income	Transamerica Tactical Income was renamed Transamerica Dynamic Income on May 1, 2015
Transamerica Emerging Markets Debt	N/A
Transamerica Emerging Markets Equity	N/A
Transamerica Event Driven	N/A
Transamerica Flexible Income	N/A
Transamerica Floating Rate	N/A
Transamerica Global Equity	Transamerica Multi-Manager International Portfolio was renamed Transamerica Global Equity on September 4, 2014.
Transamerica Global Multifactor Macro	N/A
Transamerica Global Real Estate Securities	N/A
Transamerica Government Money Market	Transamerica Money Market was renamed Transamerica Government Money Market on May 1, 2016.
Transamerica Growth	N/A
Transamerica High Yield Bond	N/A
Transamerica High Yield Muni	N/A
Transamerica Inflation Opportunities	N/A
Transamerica Intermediate Bond	N/A
Transamerica Intermediate Muni	Transamerica Enhanced Muni was renamed Transamerica Intermediate Muni on February 15, 2016.
Transamerica International Equity	N/A
Transamerica International Growth	Transamerica International Equity Opportunities was renamed Transamerica International Growth on March 1, 2018.
Transamerica International Small Cap	N/A
Transamerica International Small Cap Value	N/A
Transamerica Large Cap Value	Transamerica Quality Value was renamed Transamerica Large Cap Value on July 31, 2012.
Transamerica Long/Short Strategy	N/A
Transamerica Managed Futures Strategy	N/A
Transamerica Mid Cap Growth	N/A
Transamerica Mid Cap Value	N/A
Transamerica Mid Cap Value Opportunities	N/A
Transamerica MLP & Energy Income	N/A
2

Fund Name	Fund Name History
Transamerica Multi-Cap Growth	Transamerica Growth Opportunities was renamed Transamerica Multi-Cap Growth on March 1, 2016.
Transamerica Multi-Managed Balanced	N/A
Transamerica Multi-Manager Alternative Strategies Portfolio	N/A
Transamerica Short-Term Bond	N/A
Transamerica Small Cap Core	N/A
Transamerica Small Cap Growth	N/A
Transamerica Small Cap Value	N/A
Transamerica Small/Mid Cap Value	N/A
Transamerica Strategic High Income	N/A
Transamerica Total Return	N/A
Transamerica Unconstrained Bond	N/A
Transamerica US Growth	Transamerica Diversified Equity was renamed Transamerica US Growth on July 1, 2014.
Investment Objectives, Policies, Practices and Associated Risk Factors
The investment objective of each fund and the strategies each fund employs to achieve its objective are described in each fund’s prospectus. There can be no assurance that a fund will achieve its objective.
As indicated in each prospectus in the section entitled “Additional Information,” each fund’s investment objective and, unless otherwise noted in the prospectus or in this SAI, its investment policies and techniques may be changed by the funds’ Board of Trustees (the “Board”) without approval of shareholders. A change in the investment objective or policies of a fund may result in the fund having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.
Investment Policies
Fundamental Investment Policies
Fundamental investment policies of each fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund.
Each fund has adopted, except as otherwise noted, the following fundamental policies:
1. Borrowing
The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
2. Underwriting Securities
The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
3. Making Loans
The fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4. Senior Securities
The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.
5. Real Estate
The fund may not purchase or sell real estate except as permitted by the 1940 Act.
6. Commodities
The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
7. Concentration of Investments
The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
The fundamental policy above relating to concentration does not pertain to Transamerica Global Real Estate Securities or Transamerica MLP & Energy Income.
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The following fundamental policy pertains to Transamerica Global Real Estate Securities:
The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time; except that the fund will concentrate in securities of issuers in the real estate industry.
The following fundamental policy pertains to Transamerica MLP & Energy Income:
The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time; except that the fund will concentrate in industries in the energy sector.
Transamerica High Yield Muni and Transamerica Intermediate Muni have the following additional fundamental investment policy:
The fund will invest, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in investments the income from which will be exempt from federal income tax and the federal alternative minimum tax applicable to individuals.
Solely for purposes of the above fundamental investment policies, the “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time, or other successor law governing the regulation of investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority, or exemptive or other relief or permission from the SEC, SEC staff or other authority.
Additional Information about Fundamental Investment Policies
The following provides additional information about each fund’s fundamental investment policies. This information does not form part of the funds’ fundamental investment policies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. Each fund will be permitted by this policy to make loans of money, including to other funds, portfolio securities or other assets. A fund would have to obtain exemptive relief from the SEC to make loans of money to other funds.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in
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part of investing in real estate, mortgage-backed securities (“MBS”) instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (excluding private activity municipal securities backed principally by non-governmental issuers); and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers based solely on their domicile in a single jurisdiction or country as an issuer’s domicile will not be considered an industry for purposes of the policy. A type of investment (e.g., equity securities, fixed income securities, investment companies, etc.) will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a fund as to how to reasonably classify issuers within or among industries. For purposes of determining compliance with its concentration policy, each fund will consider the holdings of any underlying Transamerica-sponsored mutual funds in which the fund invests. The funds have been advised by the SEC staff that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.
The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.
Except for the fundamental policy on borrowing set forth in (1) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.
The investment practices described above involve risks. Please see your fund’s prospectus(es) and this SAI for a description of certain of these risks.
Non-Fundamental Policies
The funds have adopted the following non-fundamental policies, which may be changed by the Board without shareholder approval.
1.	Illiquid investments (all funds)
No fund may purchase any security if, as a result, more than 15% of its net assets (10% of net assets with respect to Transamerica High Yield Bond, and 5% of total assets with respect to Transamerica Government Money Market) would be invested in illiquid securities.
2.	Purchasing securities on margin (all funds except Transamerica Event Driven)
No fund may purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.
3.	Underlying funds in funds-of-funds investment limitation (applicable funds: all funds except Transamerica Asset Allocation-Conservative Portfolio, Transamerica Asset Allocation-Growth Portfolio, Transamerica Asset Allocation-Moderate Growth Portfolio, Transamerica Asset Allocation-Moderate Portfolio, Transamerica Dynamic Allocation, Transamerica Dynamic Income and Transamerica Multi-Manager Alternative Strategies Portfolio)
No fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on the provisions of Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended. This policy does not prevent a fund from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.
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Additional Information Regarding Investment Practices
Each fund’s principal investment strategies are set forth in its prospectus.
This section further explains policies and strategies utilized by the funds.
Please refer to each fund’s prospectus and investment restrictions for the policies and strategies pertinent to a particular fund.
Unless otherwise indicated, all limitations applicable to fund investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation. There is no limit on the ability of a fund to make any type of investment or to invest in any type of security, except as expressly stated in the prospectus or in this SAI or as imposed by law.
Recent Market Events
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected.
Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, on June 23, 2016 voters in the United Kingdom approved withdrawal from the European Union. On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the European Union; as a result, the United Kingdom will remain a member state, subject to European Union law with privileges to provide services under the single market directives, for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.
Debt Securities and Fixed-Income Investing
Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. government, its agencies and instrumentalities; or foreign governments; asset-backed securities; collateralized-mortgage obligations (“CMOs”); zero coupon bonds; floating rate, inverse floating rate and index obligations; “strips”; structured notes; and pay-in-kind and step securities.
Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change, at least for some period of time. When a debt security is purchased, the fund owns “debt” and becomes a creditor to the company or government.
Consistent with each fund’s investment policies, a fund may invest in debt securities, which may be referred to as fixed income instruments. These may include securities issued by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed
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securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Consistent with its investment policies, a fund may invest in derivatives based on fixed income instruments.
Generally, the funds use the terms “debt security,” “bond,” “fixed income instrument” and “fixed income security” interchangeably, and these terms are interpreted broadly by the funds and include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new debt securities are developed, a fund may invest in those securities as well.
Maturity and Duration: The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. For simple fixed income securities, duration indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity. The determination of duration becomes more complex when fixed income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. As a result, different investors may estimate duration differently.
Debt and fixed-income securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. If rates decline, when a fund’s fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, the values of fixed income securities fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.
Mortgage-Backed Securities
Mortgage-backed securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association (“GNMA”) certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federated National Mortgage Association (“Fannie Mae”) certificates, are not. The U.S. government has provided recent financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities’ weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.
The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency or private institution that issued or guarantees them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.
Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.
As noted above, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders.
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Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. In many cases, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a fund of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a fund may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, a fund could experience losses in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A fund may also buy mortgage-backed securities without insurance or guarantees.
If a fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
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In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
The funds may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund’s investment in such securities will be subject to the limitations on its investment in investment company securities.
Asset-Backed Securities
Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties.
Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) which may be affiliated or unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.
Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or “CBOs”), bank loans (such as collateralized loan obligations or “CLOs”) and other debt obligations (such as collateralized debt obligations or “CDOs”).
Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement and the exhaustion of any credit enhancement. The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a fund’s experiencing difficulty in selling or valuing asset-backed securities.
Corporate Debt Securities
Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have
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special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.
Commercial Paper
Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Group (“S&P”). Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing or rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.
Commercial paper includes asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
Bank Obligations
Bank obligations include dollar-denominated CDs, time deposits and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are short-term, unsecured, negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banks for specified periods of time at stated interest rates. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state institutions are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of obligations of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.
Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by state and federal regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve
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requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
Bank Capital Securities: Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high-risk, below-investment-grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.
For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the risks typically associated with fixed income securities discussed elsewhere in this SAI and a fund’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.
Zero Coupon, Step Coupon, Deferred Payment, Stripped and Pay-In-Kind Securities
Zero coupon bonds are issued and traded at a discount from their face values. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and trade at a discount from their face values and pay coupon interest. The coupon rate typically is low for an initial period and then increases to a higher coupon rate thereafter. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Stripped securities are securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.
Federal income tax law requires holders of zero coupon, step coupon and deferred payment securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even if prior to the receipt of the corresponding cash payment. In order to avoid a fund-level tax, each fund must distribute each year substantially all of its taxable income, including original issue discount accrued on zero coupon, step coupon or deferred payment securities. Because a fund may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero coupon, step coupon or deferred payment securities, in some years a fund may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A fund might obtain such cash from selling other fund holdings. These actions may reduce the assets to which a fund’s expenses could be allocated and may reduce the rate of return for the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the fund to sell the securities at the time.
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Generally, the market prices of zero coupon, step coupon, deferred payment, stripped and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Investments in zero coupon and step coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.
Repurchase Agreements
In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which typically is unrelated to the coupon rate or maturity of the purchased security and represents compensation to the seller for use of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a fund are fully collateralized at all times during the period of the agreement.
Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. Repurchase agreements involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.
A fund may, together with other registered investment companies managed by the fund’s sub-adviser or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.
Convertible Securities
Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.
As fixed income securities, convertible securities provide for a stream of income. The yields on convertible securities generally are higher than those of common stocks. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, a convertible security offers the potential for capital appreciation through the conversion feature, enabling the holder to benefit from increases in the market price of the underlying common stock.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.
PERCS (“Preferred Equity Redeemable Stock,” convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.
In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a fund may invest are subject to the same rating criteria as the fund’s investment in non-convertible debt securities.
Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities
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will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.
A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s or B- by Fitch, Inc., or, if not rated by S&P, Moody’s or Fitch, are of equivalent investment quality as determined by the sub-adviser.
High Yield Securities
Debt securities rated below investment grade (lower than Baa as determined by Moody’s, lower than BBB as determined by S&P or Fitch, Inc.) or, if unrated, determined to be below investment grade by a fund’s sub-adviser, are commonly referred to as “lower grade debt securities” or “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Lower grade debt securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
Lower rated debt securities also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a fund consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities.
Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require sale of these securities by a fund, but a sub-adviser will consider the event in determining whether the fund should continue to hold the security.
Except for certain funds, a fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment grade will comprise less than 35% of the fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations.
Distressed Debt Securities
Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high-yield securities are heightened by investing in distressed debt securities.
A fund will generally make such investments only when the fund’s sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.
Defaulted Securities
Defaulted securities are debt securities on which the issuer is not currently making interest payments. Generally, a fund will invest in defaulted securities only when its sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments, that the securities offer an unusual opportunity for capital
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appreciation or that other advantageous developments appear likely in the future. Notwithstanding a sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
The funds will limit holdings of any such securities to amounts that their respective sub-advisers believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds’ ability to readily dispose of securities to meet redemptions.
Structured Notes and Related Instruments
“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
U.S. Government Securities
U.S. Government obligations generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Examples of the types of U.S. government securities that a fund may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of Fannie Mae); or only by the credit of the issuing agency.
Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Fannie Mae.
Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the U.S., a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.
On August 5, 2011, S& P lowered the long-term sovereign credit rating assigned to the U.S. to AA+ with a negative outlook. On June 10, 2013, S&P revised the negative outlook to a stable outlook. The long-term impact of the downgrade or the impact of any potential future downgrades are unknown and could negatively impact the funds.
Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.
The interest rate on a floating rate debt instrument (a “floater”) is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset
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feature, floaters may provide a fund with a certain degree of protection against rising interest rates, although a fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The interest rate on an inverse floating rate debt instrument (an “inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.
Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and a fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not normally traded.
Although no active secondary market may exist for these notes, a fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.
In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.
In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
Municipal Securities
Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. A shareholder in a fund will generally exclude from gross income its allocable share of the interest the fund receives on municipal securities.
Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.
The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
Private Activity Bonds: Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment
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of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal alternative minimum tax (“AMT”). Bonds issued in 2009 and 2010 generally are not treated as private activity bonds, and interest earned on such bonds generally is not treated as a tax preference item. Investors may be subject to a federal AMT to the extent that the fund derives interest from private activity bonds.
Industrial Development Bonds: Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.
Municipal Notes: Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.
Municipal Commercial Paper: Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.
Participation Interests: A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.
Variable Rate Obligations: The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.
Municipal Lease Obligations: Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.
Residual Interest Bonds: Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”) are created by brokers by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the funds when short-term interest rates fall. RIBs have varying degrees of liquidity that
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approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.
Tax-Exempt Commercial Paper: Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.
Custodial Receipts and Certificates: Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.
Stand-By Commitments: Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations held by the fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.
Tender Option Bonds: A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.
Loan Participations and Assignments
Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a lender. A fund’s investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan.
When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Certain of the participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.
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Because there is no liquid market for commercial loans, the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
Subordinated Securities
Subordinated securities are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by a fund’s sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Participation Interests
A participation interest gives a fund an undivided interest in the security in the proportion that the fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the fund’s sub-adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the fund’s participation interest in the security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment fund.
Unsecured Promissory Notes
A fund also may purchase unsecured promissory notes which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the fund’s investment objective.
Guaranteed Investment Contracts
A fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a fund makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to the portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. Because a fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.
Credit-Linked Securities
Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a fund would receive as an investor in the trust. A fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among
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others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Event-Linked Bonds
A fund may invest a portion of its net assets in “event-linked bonds,” which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Equity Securities and Related Investments
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a fund.
Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.
There may be little trading in the secondary market for particular equity securities, which may adversely affect a fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.
Common Stocks: Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Preferred Stocks: A fund may purchase preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in Initial Public Offerings: A fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of a fund’s investment performance. A fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as a fund’s portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.
Warrants and Rights
A fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.
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Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Derivatives
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, swaps on futures contracts, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.
The U.S. government and certain foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. In December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the funds. If the proposed rule, or a different rule, is adopted and goes into effect, it could limit the ability of a fund to invest or remain invested in derivatives.
The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.
In addition to the instruments and strategies discussed in this section, a sub-adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.
This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.
The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.
•	Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the sub-adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if a sub-adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.
•	A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, a fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
•	A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to
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enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, a fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.
•	Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.
•	Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to a fund.
•	Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on illiquid investments.
•	In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, a fund might have been in a better position had it not attempted to hedge at all.
•	Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.
•	Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.
•	Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.
•	Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
•	Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The Dodd-Frank Act established a comprehensive new regulatory framework for swaps. Under this framework, regulation of the swap market is divided between the SEC and the CFTC. The SEC and CFTC have approved a number rules and interpretations as part of the establishment of this new regulatory regime. It is possible that developments in the swap market, including these new or additional regulations, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.
•	Certain derivatives, such as interest rate swaps and credit default swaps that are based on an index, are required under applicable law to be cleared by a regulated clearinghouse. Swaps subject to this requirement are typically submitted for clearing through brokerage firms
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that are members of the clearinghouse. A fund would establish an account with a brokerage firm to facilitate clearing such a swap, and the clearinghouse would become the fund’s counterparty. A brokerage firm would guarantee the fund’s performance on the swap to the clearinghouse. The fund would be exposed to the credit risk of the clearinghouse and the brokerage firm that holds the cleared swap. The brokerage firm also would impose margin requirements with respect to open cleared swap positions held by the fund, and the brokerage firm would be able to require termination of those positions in certain circumstances. These margin requirements and termination provisions may adversely affect the fund’s ability to trade cleared swaps. In addition, the fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. It is also possible that the fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.
•	Swaps that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. It is possible that a fund may not be able to enter into swaps that fully meet its investment needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.
•	Financial Instruments transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments transactions are also applicable to Financial Instruments used outside the U.S. Financial Instruments used outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments.
•	Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.
•	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.
Hedging: As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.
Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.
In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.
Options – Generally: A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.
Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to
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less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and a fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and a fund will be obligated to sell the security at less than its market value.
The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.
A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.
A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.
Transamerica High Yield Bond may not write covered put and call options or buy put and call options and warrants on securities that are traded on U.S. and foreign securities exchanges and over-the-counter.
Options on Indices: Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.
Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.
Futures Contracts and Options on Futures Contracts: A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.
Futures strategies can be used to change the duration of a fund’s portfolio. If a sub-adviser wishes to shorten the duration of the fund’s portfolio, a fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a sub-adviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.
Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.
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Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, a fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, a fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, a fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.
Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a sub-adviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Non-U.S. Currency Strategies: A fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.
Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Generally, OTC non-U.S. currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.
Forward Currency Contracts: A fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific
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currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.
If a fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.
Swaps, Caps, Floors and Collars: A fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, to attempt to enhance yield or total return, or as a substitute for other investments. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.
Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect a fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.
If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.
A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than a fund’s cost to enter into the credit default swap.
A fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a fund in the event of a default.
The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be earmarked or set aside as cover, as described below. A fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, including segregating assets to cover any potential obligation under a credit default swap sold by it, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by a fund.
Combined Positions: A fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Cover: Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” A fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate, set aside or earmark on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other
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methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.
Turnover: A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within a fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
Roll Timing
A fund may engage in roll-timing strategies where the fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a fund may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.”
Foreign Securities
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies.
The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets and frontier markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Unanticipated political or social developments may affect the values of a fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.
Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of a fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity.
The interest payable on a fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. In addition, the operating expenses of a fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.
There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in frontier markets and certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it
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may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.
A fund may invest in securities of emerging market and frontier market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets countries. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A fund may also invest in securities denominated in currencies of emerging market or frontier market countries. There is no minimum rating criteria for a fund’s investments in such securities.
Certain non-U.S. countries, including emerging markets and frontier markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of a fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases because of settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a fund against loss or theft of its assets.
A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by a fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.
The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A fund’s investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, a fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.
ADRs, EDRs and GDRs: A fund may also purchase ADRs, American Depositary Debentures, American Depositary Notes, American Depositary Bonds, EDRs, GDRs and FDRs, or other securities representing underlying shares of foreign companies. ADRs are publicly
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traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Eurodollar or Yankee Obligations: Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.
Sovereign Government and Supranational Debt: A fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Russian Securities
A fund may invest directly in the securities of Russian issuers or may have indirect exposure to Russian securities through its investment in one or more funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described above. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity. It is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. Each applicable fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration. Further, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to a counterparty’s failure to pay for securities the fund has delivered or the fund’s inability to complete its contractual obligations because of theft or other reasons.
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Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register.
Other Investments
Illiquid Securities
An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is being carried on the fund’s books. Illiquid securities may be difficult to value, and a fund may have difficulty disposing of such securities promptly.
Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the 1933 Act. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board has delegated to the funds’ sub-advisers authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing a fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.
The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A fund may be restricted in its ability to sell such securities at a time when a fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.
Each fund monitors the portion of the fund’s total assets that are invested in illiquid securities on an ongoing basis, not only at the time of the investment in such securities.
Investments in the Real Estate Industry and Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.
REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.
Certain funds may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the U.S. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.
Commodities and Natural Resources
Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and
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company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.
Commodity-Linked Investments
A fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by a fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall fund diversification benefits. Under favorable economic conditions, a fund's commodity-linked investments may be expected to underperform an investment in traditional securities.
Transamerica Global Multifactor Macro and Transamerica Managed Futures Strategy may also gain exposure to the commodity markets through investments in their respective wholly-owned subsidiaries organized under the laws of the Cayman Islands (each, a “Subsidiary”).
Hybrid Instruments
Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.
Trade Claims
Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are speculative and are subject to the risks associated with low-quality obligations.
Passive Foreign Investment Companies
Certain foreign entities called passive foreign investment companies have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of passive foreign investment companies in which the fund invests. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the shareholders may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned by a fund from these investments.
To avoid such tax and interest, each fund generally intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income.
Master Limited Partnerships
Master Limited Partnership (“MLPs”) are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and
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limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum quarterly dividend (“MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership’s cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP I-Shares
I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange and the NYSE AMEX. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. i-units generally receive no allocations of income, gain, loss or deduction unless and until the MLP is liquidated. In addition, rather than receiving cash distributions, the MLP affiliate receives additional i-units based on a formula. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates’ receipt of i-units, rather than cash distributions. Distributions of additional i-units and of additional I-Shares generally are not taxable events for the MLP affiliate and the holder of the I-Shares, respectively. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.
Energy Infrastructure Companies
Companies engaged in the energy infrastructure sector principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive a substantial portion of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”).
Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems.
A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. In addition, Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time.
Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.
Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.
Other Investment Companies
Subject to applicable statutory and regulatory limitations, a fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Pursuant to an exemptive order obtained from the SEC or under a statutory exemption or an exemptive rule adopted by the SEC, a fund may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act.
Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of a fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
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Certain sub-advisers have received an exemptive order from the SEC permitting funds that are sub-advised by the sub-adviser to invest in affiliated registered money market funds and ETFs, and in an affiliated private investment company; provided however, that, among other limitations, in all cases the fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.
Exchange-Traded Funds (“ETFs”)
ETFs are typically registered investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. Other ETFs are actively managed and seek to achieve a stated objective by investing in a portfolio of securities and other assets. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Moreover, a fund’s investments in index-based ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the funds held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and a fund will generally gain or lose value depending on the performance of the index. However, gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.
Exchange-Traded Notes (“ETNs”)
ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service (the “IRS”) and may also be affected by future legislation.
Dollar Roll Transactions
“Dollar roll” transactions consist of the sale by a fund to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.
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A fund will not use such transactions for leveraging purposes and will segregate liquid assets in an amount sufficient to meet its purchase obligations under the transactions.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. In addition, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds the transaction costs.
Short Sales
In short selling transactions, a fund sells a security it does not own in anticipation that the price of the security will decline. The fund must borrow the same security and deliver it to the buyer to complete the sale. The fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, possible losses from short sales may, theoretically, be unlimited (e.g., if the price of a stock sold short rises) and a fund may be unable to replace a borrowed security sold short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions.
Short sales also involve other costs. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. A fund secures its obligation to replace the borrowed security by depositing collateral with the lender or its custodian or qualified sub-custodian, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. All short sales will be fully collateralized.
A fund may sell securities “short against the box.” In short sales “against the box,” the fund, at all times when the short position is open, owns an equal amount of the securities sold short or has the right to obtain, at no added cost, securities identical to those sold short. When selling short against the box, if the price of such securities were to increase rather than decrease, the fund would forgo the potential realization of the increased value of the shares sold short.
International Agency Obligations
Bonds, notes or Eurobonds of international agencies include securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. A fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the U.S.
When-Issued, Delayed Settlement and Forward Delivery Securities
Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.
A fund may engage in when-issued or forward delivery transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).
“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party to any of the above transactions. A fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the fund’s records) until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.
New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.
At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may defaults on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.
Additional Information
Temporary Defensive Position
At times a fund’s sub-adviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that a sub-adviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks,
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U.S. government and agency obligations, cash or money market instruments, CDs, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.
Investments in Subsidiary (Transamerica Global Multifactor Macro and Transamerica Managed Futures Strategy)
A fund may invest up to 25% of its total assets in its Subsidiary. Investments in the Subsidiaries are expected to provide the funds with exposure to the commodity markets. The principal purpose of investment in the Subsidiaries is to allow the funds to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies. Transamerica Managed Futures Strategy received a private letter ruling from the IRS confirming that, in general, income derived from its Subsidiary would not jeopardize its ability to meet the source-of-income requirements applicable to regulated investment companies under federal tax law. There can be no assurance that the IRS will not revoke the private letter ruling it issued to Transamerica Managed Futures Strategy. It is possible that any such revocation could be retroactive to a date to be specified by the IRS. Transamerica Global Multifactor Macro has not received a private letter ruling from the IRS confirming that income derived from its subsidiary will constitute qualifying income to the fund. The IRS is no longer issuing private letter rulings to that effect. Under proposed Treasury regulations, certain income derived by a regulated investment company from a foreign wholly-owned subsidiary, such as a Subsidiary, that invests in commodities and commodity-linked derivatives would generally constitute “qualifying income” only to the extent the wholly-owned subsidiary makes distributions to the regulated investment company. If the proposed Treasury regulations are finalized in their current form, each Subsidiary intends to make all necessary distributions such that a fund’s income derived from the Subsidiary will constitute “qualifying income.” The tax treatment of a fund’s investment in commodity interests or in a Subsidiary could also be adversely affected by future legislation or Treasury regulations.
Each Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. Although each Subsidiary has its own board of directors, each Subsidiary is wholly-owned and controlled by a fund.
The Subsidiaries (unlike the funds) may invest without limit in commodities, commodity-linked derivatives, ETFs, leveraged or unleveraged commodity-linked notes and other investments that provide exposure to commodities. Although the funds may to some extent invest directly in commodity-linked derivative instruments and other investments that provide exposure to commodities, the funds may also gain exposure to these derivative instruments indirectly by investing in the Subsidiaries. Each Subsidiary also may invest in other instruments, including fixed income securities, cash and cash equivalents and U.S. government securities, either as investments or to serve as margin or collateral for the Subsidiary's derivatives positions. To the extent that a fund invests in a Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the prospectus and this SAI.
Each Subsidiary is managed by TAM and sub-advised by the corresponding fund’s sub-adviser. A Subsidiary (unlike a fund) may invest without limitation in commodities, commodity index-linked securities and other commodity-linked securities and derivative instruments. However, to the extent applicable to the investment activities of the Subsidiary, each Subsidiary otherwise is subject to the corresponding fund's investment restrictions and other policies. However, unlike the funds, the Subsidiaries will not seek to qualify as regulated investment companies under Subchapter M of the Code.
The Subsidiaries are not investment companies registered under the 1940 Act and, unless otherwise noted in the prospectus and this SAI, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the U.S. and/or the Cayman Islands could affect the ability of a fund and/or a Subsidiary to operate as described in the prospectus and this SAI and could negatively affect a fund and its shareholders.
Borrowings
A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
When a fund invests borrowing proceeds in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.
A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.
A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns.
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The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.
The 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Transamerica fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to TAM and the Trust permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in repurchase agreements or other short-term instruments.
If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Transamerica fund, the fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1⁄3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates (if such borrowing is available) or sell securities at a loss if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
Reverse Repurchase Agreements
A reverse repurchase agreement has the characteristics of a secured borrowing and creates leverage. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.
A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in its prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to satisfy the fund’s obligations under the reverse repurchase agreement. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. This could also result in the fund having to dispose
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of investments at inopportune times and at disadvantageous amounts. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.
When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.
In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in losses. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside or earmark on its books cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.
Lending
Consistent with applicable regulatory requirements and the limitations as set forth in each fund’s investment restrictions and policies, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.
The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board.
Voluntary Actions
From time to time, a fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a fund, and the acquisition is determined to be beneficial to fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this section or any percentage investment limitation of the 1940 Act or rules thereunder, if a fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering, but prior to the receipt of the securities or instruments, the fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Cybersecurity
With the increased use of technologies such as the Internet to conduct business, a fund is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s investment adviser, sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service
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providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been adequately identified or prepared for. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value. A fund and its shareholders could be negatively impacted as a result.
Portfolio Turnover
Portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.
Changes in security holdings are made by a fund’s investment manager or sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.
The investment manager or a sub-adviser may engage in a significant number of short-term transactions if such investing serves a fund’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a fund, these charges are ultimately borne by the shareholders.
In computing the portfolio turnover rate, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the fund during the fiscal year.
There are no fixed limitations regarding the portfolio turnover rates of the funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of a fund may be disposed of when they are no longer deemed suitable.
The following funds had a significant variation in their portfolio turnover rates over the fiscal years ended October 31, 2016 and October 31, 2017.
Transamerica Concentrated Growth had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica Dynamic Allocation had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica Global Real Estate Securities had increased trading in 2017, leading to a higher turnover rate for that year.
Transamerica High Quality Bond had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica High Yield Muni had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica Mid Cap Growth had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica Multi-Cap Growth underwent a sub-adviser change in 2016, leading to a higher turnover rate for that year.
Transamerica Small Cap Core had increased trading in 2016, leading to a higher turnover rate for that year.
Transamerica Small Cap Value had increased trading in 2016, leading to a higher turnover rate for that year.
Transamerica Total Return had increased trading in 2017, leading to a higher turnover rate for that year.
Transamerica Unconstrained Bond had increased trading in 2016, leading to a higher turnover rate for that year.
Historical turnover rates are included in the Financial Highlights tables in the prospectuses.
Disclosure of Portfolio Holdings
It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The funds’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with these policies.
The funds believe the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about portfolio holdings and the need to protect funds from potentially harmful disclosures. Any conflicts of interest between the interests of fund shareholders and those of TAM or its affiliates are addressed in a manner that places the interests of fund shareholders first.
The funds, or their duly authorized service providers, may publicly disclose holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund’s completed purchases and sales may only be made available after the public disclosure of portfolio holdings.
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The funds generally make publicly available their complete portfolio holdings no sooner than 15 days after month-end. Typically, the funds achieve public disclosure by publishing all holdings on their website at www.transamerica.com. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. Following public disclosure, the funds may then forward the information to investors and consultants requesting it.
Transamerica Government Money Market files monthly a schedule of portfolio holdings with the SEC on Form N-MFP. The information filed on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains. A schedule of portfolio holdings for Transamerica Government Money Market is posted each month to the fund’s website in accordance with Rule 2a-7(c)(12) under the 1940 Act.
There are numerous mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds and portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds and portfolios by these services and departments, the funds may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds’ investment manager and compliance department believe reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should provide that, among other things: the portfolio information is the confidential property of the funds (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.
The funds (or their authorized service providers) may disclose portfolio information before their public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The funds currently provide portfolio information to the following third parties at the stated frequency as part of ongoing arrangements that include the release of portfolio holdings information in accordance with the policy:
Name	Frequency
Advent Software, Inc.	Daily
Evare	Daily
FactSet	Daily
Morningstar Investment Management LLC	Daily
StarCompliance	Daily
Lipper, Inc.	Quarterly
Thompson Financial, Ltd.	Quarterly
Bloomberg	Quarterly
Portfolio holdings information may also be provided at any time (and as frequently as daily) to the funds’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as TAM, the sub-advisers, the custodian, administrator, sub-administrator, independent public accountants, attorneys, and the funds’ officers and trustees, subject to a duty of confidentiality with respect to any portfolio holdings information. TAM also receives portfolio holdings information to assist in the selection of underlying funds for certain asset allocation funds.
In addition to these ongoing arrangements, the policy permits the release by the funds (or their authorized service providers) of the following information concerning a fund before disclosure of full portfolio holdings is made publicly available, provided that the information has been publicly disclosed (via the funds’ website or otherwise):
•	Top Ten Holdings – A fund’s top ten holdings and the total percentage of the fund such aggregate holdings represent.
•	Sector Holdings – A fund’s sector information and the total percentage of the fund held in each sector.
•	Other Portfolio Characteristic Data – Any other analytical data with respect to a fund that does not identify any specific portfolio holding.
•	Funds of ETFs and Funds of Funds – For any fund whose investments (other than cash alternatives) consist solely of shares of ETFs or other Funds, no sooner than 10 days after the end of a month the names of the ETFs or Funds held as of the end of that month and the percentage of the fund’s net assets held in each ETF or Fund as of the end of that month.
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The Board and an appropriate officer of the Investment Manager’s compliance department or the Trust’s Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. The CCO reports to the Board material compliance violations of the funds’ policies and procedures on disclosure of portfolio holdings.
Morningstar Investment Management LLC, the portfolio construction manager of certain asset allocation funds, receives portfolio holdings information to assist in the selection of underlying funds for those asset allocation funds. Information concerning the portfolio holdings of certain portfolios may be disclosed to the risk assessment department of Transamerica insurance companies solely to allow them to hedge their obligations under variable annuity and life products. Morningstar Investment Management LLC and each applicable Transamerica insurance company have signed confidentiality agreements.
In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.
Certain information in the above section may not apply to all of the funds managed by the Investment Manager.
Commodity Exchange Act Registration
The Investment Manager has registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment manager to Transamerica Global Multifactor Macro and Transamerica Managed Futures Strategy (along with their respective Subsidiaries) as well as Transamerica Multi-Manager Alternative Strategies Portfolio. Compliance with applicable CFTC disclosure, reporting and recordkeeping regulations is expected to increase fund expenses.
The Investment Manager relies on CFTC Rule 4.12(c)(3) with respect to Transamerica Global Multifactor Macro, Transamerica Managed Futures Strategy and Transamerica Multi-Manager Alternative Strategies Portfolio (along with their respective Subsidiaries). CFTC Rule 4.12(c)(3) relieves the Investment Manager from certain CFTC recordkeeping, reporting and disclosure requirements.
The remaining funds are operated by the Investment Manager pursuant to an exclusion from registration as a CPO with respect to such funds under the CEA, and therefore, are not subject to registration or regulation with respect to the funds under the CEA. These funds are limited in their ability to enter into commodity interests positions subject to CFTC jurisdiction.
Management of the Trust
Each of the funds is supervised by the Board.
Board Members and Officers
The members of the Board (“Board Members”) and executive officers of the Trust are listed below.
Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”
The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.
The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). As of the date of this SAI, Transamerica Fund Family consists of 137 funds. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.
The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.
The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.
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Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);
Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);
Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);
Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);
Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);
President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);
Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);
Vice President, Transamerica Life Insurance Company (2010 – present);
Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);
Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);
Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and
President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).	137	Director, Massachusetts Fidelity Trust Company (2014 - present);
					Director, Aegon Global Funds (2016-present); Director – Akaan-Aegon, S.A.P.I. de C.V. (financial services joint venture in Mexico) (2017-present)
Alan F. Warrick (69)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	132	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (65)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	132	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (61)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present);	132	Ameris Bancorp (2013 – present); Ameris Bank (2013 –
40

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
Leo J. Hill (continued)	Board Member, TF (2002 – present);
Board Member, TPP, TPFG and TPFG II (2007 – 2018);
Board Member, TIS (2002 – 2015);
Board Member, TAAVF (2007 – present);
Board Member, TII (2008 – 2010);
Market President, Nations Bank of Sun Coast Florida (1998 – 1999);
Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);
Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and
			Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).		present)
David W. Jennings (71)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	132	N/A
Russell A. Kimball, Jr. (73)	Board Member	Since 1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2002 – 2015); Board Member, TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	132	N/A
Fredric A. Nelson III (61)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	132	N/A
John E. Pelletier (53)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy,	132	N/A
41

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
John E. Pelletier (continued)	Champlain College (2010 – present);
Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – present);
Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);
Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);
Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);
Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and
Executive Vice President and Chief Operating Officer, Natixis Global Associates (2004 - 2007);
			General Counsel (1997 – 2004).
Patricia L. Sawyer (67)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	132	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (66)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2004 – 2015); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	132	Operation PAR, Inc. (non-profit organization) (2008 – present);
Remember Honor Support, Inc. (non-profit organization)
(2013-present)
Board Member, WRH Income Properties, Inc. (real estate) (2014-present);
					Board Member, Boley PAR, Inc. (non-profit organization) (2016-present)
*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
Officers
The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.
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Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Table Above.
Tané T. Tyler (52)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014	Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST and TAAVF (2014 – present);
Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TPP, TPFG and TPFG II (2014 – 2018);
Assistant General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);
Director (2014 – present), Assistant Secretary (2016 – present), Vice President, Secretary, Associate General Counsel and Chief Legal Officer (2014 – 2016), TAM;
Director, Associate General Counsel, Chief Legal Officer, Secretary and Vice President, TFS (2014 – present);
Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and
Secretary, Liberty All-Star Funds (2005-2013).
Christopher A. Staples (47)	Vice President and Chief Investment Officer, Advisory Services	Since 2005	Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds and TST;
Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;
Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);
Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);
Vice President and Chief Investment Officer (2007 – 2010), Vice President – Investment Administration (2005 – 2007), TII;
Director (2005 – present), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016), TAM;
Director, TFS (2005 – present); and
Assistant Vice President, Raymond James & Associates (1999 – 2004).
Thomas R. Wald (57)	Chief Investment Officer	Since 2014	Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present);
Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);
Chief Investment Officer, TIS (2014 – 2015);
Senior Vice President and Chief Investment Officer, TAM (2014 – present);
Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);
Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);
Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);
Mutual Fund Manager, Munder Capital Management (2005 – 2008); and
Mutual Fund Manager, Invesco Ltd. (1997 – 2004).
Vincent J. Toner (47)	Vice President and Treasurer	Since 2014	Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present);
Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);
Vice President and Treasurer, TIS (2014 – 2015);
Vice President and Treasurer (2016 – present), Vice President, Administration and Treasurer (2014 – 2016), TAM;
Vice President, Administration and Treasurer, TFS (2014 –
present); Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and
Vice President, Fund Administration & Fund Accounting,
43

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (continued)			OppenheimerFunds (2007 - 2010).
Scott M. Lenhart (56)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST and TAAVF (2014 - present), TPP, TPFG and TPFG II (2014 – 2018), TIS (2014 - 2015);
Chief Compliance Officer (2014 - present), Anti-Money Laundering Officer (2014 - Present), TAM;
Vice President and Chief Compliance Officer, TFS (2014 - present);
Director of Compliance, Transamerica Investments & Retirement (2014 - present);
Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999-2006); and
Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989-1998).
Rhonda A. Mills (51)	Assistant General Counsel, Assistant Secretary	Since 2016	Assistant Secretary, Transamerica Funds, TST and TAAVF (2016 – present);
Assistant Secretary, TPP, TPFG and TPFG II (2016 – 2018);
Assistant Secretary, Vice President and High Level Specialist Attorney (2014 – 2016), Assistant General Counsel (2016 – present), TAM;
Assistant Secretary, High Level Specialist Attorney and Vice President (2014 – present), TFS;
Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014);
Managing Member, Mills Law, LLC (2010 – 2011);
Counsel, Old Mutual Capital (2006-2009);
Senior Counsel, Great-West Life and Annuity Insurance Company (2004-2006); and
Securities Counsel, J.D. Edwards (2000-2003).
*	Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Each of the Board Members, other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane, Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into the Transamerica Fund Family. Mr. Jennings joined the Board in 2009. Mr. Warrick joined the Board in 2012. Mr. Smit joined the Board in 2014. Mr. Nelson and Mr. Pelletier both joined the Board in 2017.
The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Smit and Mr. Warrick, his or her status as not being an “interested person” as defined in the 1940 Act; as to Mr. Smit, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Nelson, business experience, securities industry and fund executive experience; Mr. Pelletier, securities industry and fund legal experience, entrepreneurial experience as an executive, owner and consultant, and board experience; Ms. Sawyer, management
44

consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Smit, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Board is responsible for overseeing the management and operations of the funds. Mr. Smit serves as Chairman of the Board. Mr. Smit is an interested person of the funds. Independent Board Members constitute more than 75% of the Board.
The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and their shareholders, and that its committees, as further described below, help ensure that the funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members represent over 75% of the Board.
Board Committees
The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.
The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds’ board committees, the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management.
The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.
The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.
The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. The Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.
When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.
The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). The committee has, however, established (and reviews from time to time as it deems appropriate) certain desired qualities and qualifications for nominees, including certain personal attributes and certain skills and experience.
Risk Oversight
Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii)
45

meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.
The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the funds, TAM, its affiliates, the sub-advisers or other service providers.
In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
46

Additional Information about the Committees of the Board
Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended October 31, 2017, the Audit Committee met 4 times and the Nominating Committee met 1 time.
Trustee Ownership of Equity Securities
The table below gives the dollar range of shares of the funds, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Mutual Funds, owned by each current Trustee as of December 31, 2017.
Interested Trustees
Fund	Marijn P. Smit	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr.	Fredric A. Nelson III	John E. Pelletier	Patricia L. Sawyer	John W. Waechter
Transamerica Asset Allocation – Conservative Portfolio	None	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation – Growth Portfolio	None	None	None	None	None	$10,001 – $50,000	None	None	None	Over $100,000
Transamerica Asset Allocation – Moderate Growth Portfolio	None	None	None	None	None	Over $100,000	None	None	None	Over $100,000
Transamerica Asset Allocation – Moderate Portfolio	None	None	None	None	None	Over $100,000	None	None	None	None
Transamerica Bond	None	None	None	None	None	None	None	None	None	None
Transamerica Capital Growth	None	None	None	Over $100,000	None	Over $100,000	None	$50,001 – $100,000	None	None
Transamerica Concentrated Growth	None	None	None	None	None	None	None	None	None	None
Transamerica Core Bond	None	None	None	None	None	None	None	None	None	None
Transamerica Developing Markets Equity	None	None	None	None	None	None	None	None	None	None
Transamerica Dividend Focused	None	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica Dynamic Allocation	None	None	None	None	None	None	None	None	None	None
Transamerica Dynamic Income	None	None	None	None	None	None	None	None	None	None
Transamerica Emerging Markets Debt	None	None	None	None	None	None	None	$10,001 – $50,000	$10,001 – $50,000	None
Transamerica Emerging Markets Equity	None	None	None	None	None	None	None	None	None	None
Transamerica Event Driven	None	None	None	None	None	None	None	None	None	None
Transamerica Flexible Income	None	None	None	$50,001 – $100,000	None	$1 – $10,000	None	None	$10,001 – $50,000	$10,001 – $50,000
Transamerica Floating Rate	None	None	None	$10,001 – $50,000	None	None	None	None	None	None
Transamerica Global Equity	None	None	None	None	None	None	None	None	None	$50,001 – $100,000
Transamerica Global Multifactor Macro	None	None	None	None	None	None	None	None	None	None
Transamerica Global Real Estate Securities	None	None	None	None	None	None	None	None	None	None
Transamerica Government Money Market	None	None	None	None	None	None	None	None	None	None
Transamerica Growth	None	None	None	None	None	None	None	None	None	None
47

Interested Trustees
Fund	Marijn P. Smit	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr.	Fredric A. Nelson III	John E. Pelletier	Patricia L. Sawyer	John W. Waechter
Transamerica High Yield Bond	$10,001 – $50,000	None	None	None	None	None	None	Over $100,000	None	None
Transamerica High Yield Muni	None	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica Inflation Opportunities	None	None	None	None	None	None	None	None	None	None
Transamerica Intermediate Bond	None	None	None	None	None	None	None	None	None	None
Transamerica Intermediate Muni	None	None	None	None	None	None	None	None	None	None
Transamerica International Equity	Over $100,000	None	None	None	None	None	None	None	None	None
Transamerica International Growth	None	None	None	None	None	None	None	None	None	None
Transamerica International Small Cap	None	None	None	None	None	None	None	None	None	None
Transamerica International Small Cap Value	None	None	None	None	None	None	None	None	None	None
Transamerica Large Cap Value	None	None	None	$10,001 – $50,000	None	None	None	$50,001 – $100,000	$50,001 – $100,000	None
Transamerica Long/Short Strategy	None	None	None	None	None	None	None	None	None	None
Transamerica Managed Futures Strategy	None	None	None	None	None	None	None	None	None	None
Transamerica Mid Cap Growth	None	None	None	None	None	None	None	None	None	None
Transamerica Mid Cap Value	None	None	None	None	None	None	None	None	None	None
Transamerica Mid Cap Value Opportunities	$10,001 – $50,000	None	None	None	None	None	None	None	None	None
Transamerica MLP & Energy Income	None	None	None	None	None	None	None	None	None	None
Transamerica Multi-Cap Growth	None	None	None	None	None	$50,001 – $100,000	None	None	None	None
Transamerica Multi-Managed Balanced	None	None	None	None	None	Over $100,000	None	None	None	None
Transamerica Multi-Manager Alternative Strategies Portfolio	None	None	None	None	None	None	None	None	None	None
Transamerica Short-Term Bond	None	None	None	$10,001 – $50,000	None	Over $100,000	None	None	None	None
Transamerica Small Cap Core	None	None	None	None	None	None	None	None	None	None
Transamerica Small Cap Growth	None	None	None	None	None	None	None	None	None	None
Transamerica Small Cap Value	None	None	None	None	None	None	None	None	None	None
Transamerica Small/Mid Cap Value	None	None	None	None	None	None	None	$10,001 – $50,000	$50,001 – $100,000	None
Transamerica Strategic High Income	None	None	None	None	None	None	None	None	None	None
Transamerica Total Return	None	None	None	None	None	None	None	None	None	None
Transamerica Unconstrained Bond	None	None	None	None	None	None	None	None	None	None
Transamerica US Growth	None	None	None	None	None	Over $100,000	None	None	None	None
48

Transamerica Mutual Funds
Trustee	Aggregate Dollar Range of Equity Securities
Interested Trustees
Marijn P. Smit	Over $100,000
Alan F. Warrick	None
Independent Trustees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	None
Russell A. Kimball, Jr.	Over $100,000
Fredric A. Nelson III	None
John E. Pelletier	Over $100,000
Patricia L. Sawyer	Over $100,000
John W. Waechter	Over $100,000
As of December 31, 2017, none of the Independent Board Members or their immediate family members owned beneficially or of record any securities of the Investment Manager, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager, sub-advisers or Distributor of the funds.
Trustee Compensation
As of January 1, 2018, Independent Board compensation is determined as follows: Independent Board Members receive a total annual retainer fee of $220,000 from the funds/portfolios that make up the Transamerica Mutual Funds, as well as $9,000 for each regularly scheduled meeting attended and each special meeting requiring an in-person quorum (whether attended in-person or telephonically). The Independent Board Members receive $2,500 for each telephonic meeting attended. Additionally, each member of the Audit Committee and Nominating Committee receives a total annual retainer fee of $40,000.
The Trust pays a pro rata share of these fees allocable to each series of the Trust based on the relative assets of the series.
As of January 1, 2018, the Lead Independent Trustee of the Board receives an additional retainer of $55,000 per year. The Audit Committee Chairperson receives an additional retainer of $25,000 per year and the Nominating Committee Chairperson receives an additional retainer of $13,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Trustee, Audit Committee Chairperson and Nominating Committee Chairperson retainers.
Any fees and expenses paid to an Interested Trustee and officers are paid by TAM or an affiliate and not by the Trust, except for the Chief Compliance Officer.
Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated (the “Deferred Compensation Plan”), available to the Board Members, compensation may be deferred that would otherwise be payable by the Trust to an Independent Board Member on a current basis for services rendered as Board Member. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the Board Members.
Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.
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Compensation Table
The following table provides compensation amounts paid by the funds to the Independent Trustees for the fiscal year ended October 31, 2017. Interested Trustees are not compensated by the funds. Messrs. Smit and Warrick are compensated for their Board service by TAM or an affiliate of TAM.
Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from Transamerica Mutual Funds (including the Trust)(b)
Sandra N. Bane, Trustee	$96,291	N/A	N/A	$293,000
Leo J. Hill, Trustee	$112,064	N/A	N/A	$341,000
David W. Jennings, Trustee	$96,291	N/A	N/A	$293,000
Russell A. Kimball, Jr., Trustee	$96,291	N/A	N/A	$293,000
Fredric A. Nelson III, Trustee	$20,660	N/A	N/A	$57,000
John E. Pelletier, Trustee	$42,080	N/A	N/A	$116,500
Patricia L. Sawyer, Trustee	$101,058	N/A	N/A	$307,400
John W. Waechter, Trustee	$103,849	N/A	N/A	$316,000
(a)	The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.
(b)	Compensation expenses are allocated pro rata based on the relative net assets of each fund included in the Transamerica Mutual Funds complex. Of this aggregate compensation, there were no amounts deferred from the funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended October 31, 2017.
Shareholder Communication Procedures with the Board of Trustees
The Board of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:
Board of Trustees
Transamerica Funds
c/o Secretary
1801 California Street, Suite 5200
Denver, CO 80202
Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.
Code of Ethics
The Trust, TAM, each sub-adviser and TCI have each adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, TAM, each sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.
Pursuant to Rule 17j-1 under the 1940 Act, the funds, TAM, the sub-advisers and the distributor each have adopted a code of ethics that permits their personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.
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Proxy Voting Policies and Procedures
The respective sub-advisers determine how to vote proxies relating to securities held by the funds. The proxy voting policies and procedures of TAM and the sub-advisers are attached hereto as Appendix A.
TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM or its affiliates and the funds by either: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
The Trust files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
I. Statement of Principle
The funds seek to assure that proxies received by the funds are voted in the best interests of the funds’ stockholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Investment Manager and Sub-Adviser Policies
Each fund delegates the authority to vote proxies related to portfolio securities to TAM, as investment manager to each fund, which in turn delegates proxy voting authority for most funds of the Trust to the sub-adviser retained to provide day-to-day portfolio management for that fund. The Board of each fund adopts the proxy voting policies and procedures of the Investment Manager and sub-advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the fund. These policies and procedures are herein.
III. Annual Review of Proxy Voting Policies of Investment Manager and Sub-Advisers
No less frequently than once each calendar year, the Proxy Voting Administrator will request each sub-adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the funds and Investment Manager. Any inconsistency between the sub-adviser’s Proxy Voting Policy and that of the funds or TAM shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.
The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the legal department for inclusion in applicable SEC filings.
IV. Securities on Loan
The Board has authorized TAM, in conjunction with State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, MA 02111, to lend portfolio securities on behalf of the funds. Securities on loan generally are voted by the borrower of such securities. Should a sub-adviser to the fund wish to exercise its vote for a particular proxy, TAM will immediately contact State Street and terminate the loan.
Investment Management and Other Services
The Investment Manager
TAM serves as the investment manager for the funds. The Trust has entered into an Investment Management Agreement (“Management Agreement”), on behalf of each fund with TAM. TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, provides continuous and regular investment management services to the funds. TAM supervises each respective fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to each fund.
TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of any such fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of each fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance
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process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the funds’ Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the funds; oversight of other service providers to the funds, such as the custodian, the transfer agent, the funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services.
TAM’s investment management services also include the provision of supervisory and administrative services to each fund. These services include performing certain administrative services for the funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the funds by State Street, to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the funds from time to time, monitoring and verifying the custodian’s daily calculation of net asset values; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the funds’ custodian and dividend disbursing agent and monitoring their services to the funds; assisting the funds in preparing reports to shareholders; acting as liaison with the funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of Trustees and committees of Trustees; assisting in the preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the funds.
TAM is directly owned by Transamerica Premier Life Insurance Company (77%) (“TPLIC”) and AUSA Holding, LLC (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.
Management Agreement
TAM has agreed, under each fund’s Management Agreement, to regularly provide the fund with investment management services, including management, supervision and investment research and advice, and to furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, as stated in the fund’s prospectus and SAI. TAM also provides supervisory and administrative services to each fund, as well as services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. TAM has entered into sub-advisory agreements, as described below.
As compensation for services performed, each fund pays TAM a fee computed daily at an annual rate of the fund’s average daily net assets as described below. TAM bears all expenses incurred by it in the performance of its duties under each fund’s Management Agreement. A fund bears all expenses not expressly assumed by TAM incurred in the operation of the fund and the offering of its shares.
The Management Agreement for a fund will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of that fund.
Each Management Agreement provides that TAM may render services to others. Under each fund’s Management Agreement, TAM assumes no responsibility other than to render the services called for by the Management Agreement in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund or in the performance of its other services thereunder. TAM and its affiliates are not protected, however, against any liability to a fund to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.
Each Management Agreement provides that it may be terminated with respect to any fund at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the fund. A fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the fund, accompanied by appropriate notice. The Management Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).
TAM has outsourced the provision of certain specific administrative services to State Street. State Street performs back office services to support TAM, including furnishing financial and performance information about the funds for inclusion in regulatory filings and Trustee and shareholder reports; preparing drafts of regulatory filings, Trustee materials, tax returns, and reports and budgets; tax testing; and maintaining books and records. State Street’s address is One Lincoln Street, Boston, MA 02111.
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TAM and the Trust entered into a Management Agreement with respect to each fund effective March 1, 2016 under which TAM serves as investment manager performing investment advisory and administrative services for a single management fee. Prior to March 1, 2016, each fund paid investment advisory and administrative services fees pursuant to separate agreements.
Investment Manager Compensation
TAM receives compensation calculated daily and paid monthly from the funds, at the annual rates indicated below. TAM pays the sub-advisers their sub-advisory fees out of its management fees.
Fund Name	Percentage of Average Daily Net Assets
Transamerica Asset Allocation – Conservative Portfolio	0.1225%
Transamerica Asset Allocation – Growth Portfolio	0.1225%
Transamerica Asset Allocation – Moderate Growth Portfolio	0.1225%
Transamerica Asset Allocation – Moderate Portfolio	0.1225%
Transamerica Bond	0.705% of the first $200 million 0.655% over $200 million up to $750 million 0.605% in excess of $750 million
Transamerica Capital Growth	0.83% of the first $500 million 0.705% in excess of $500 million
Transamerica Concentrated Growth	0.68% of the first $650 million 0.66% over $650 million up to $1.15 billion 0.605% in excess of $1.15 billion
Transamerica Core Bond	0.45% of the first $750 million 0.39% over $750 million up to $1 billion 0.375% over $1 billion up to $1.5 billion 0.37% over $1.5 billion up to $3 billion 0.365% in excess of $3 billion
Transamerica Developing Markets Equity	1.13% of the first $500 million 1.03% over $500 million up to $1 billion 0.98% over $1 billion up to $1.5 billion 0.96% over $1.5 billion up to $2 billion 0.95% in excess of $2 billion
Transamerica Dividend Focused	0.78% of the first $200 million 0.68% over $200 million up to $500 million 0.63% in excess of $500 million
Transamerica Dynamic Allocation	0.58% of the first $250 million 0.57% over $250 million up to $500 million 0.56% over $500 million up to $1.5 billion 0.55% over $1.5 billion up to $2.5 billion 0.54% in excess of $2.5 billion
Transamerica Dynamic Income	0.50% of the first $500 million
0.49% over $500 million up to $1 billion
0.48% over $1 billion up to $1.5 billion
0.47% over $1.5 billion up to $2 billion
0.46% over $2 billion up to $2.5 billion
0.45% over $2.5 billion
Transamerica Emerging Markets Debt	0.63% of the first $400 million 0.61% in excess of $400 million
Transamerica Emerging Markets Equity	0.98% of the first $250 million 0.96% over $250 million up to $500 million 0.93% in excess of $500 million
Transamerica Event Driven	1.25% of the first $50 million 1.13% over $50 million up to $300 million 1.08% over $300 million up to $750 million 1.055% in excess of $750 million
Transamerica Flexible Income	0.505% of the first $250 million 0.455% over $250 million up to $350 million 0.43% in excess of $350 million
Transamerica Floating Rate	0.64% of the first $1 billion 0.62% over $1 billion up to $1.5 billion 0.60% over $1.5 billion up to $2 billion 0.59% in excess of $2 billion
Transamerica Global Equity	0.84% of the first $250 million
0.83% over $250 million up to $500 million
0.82% over $500 million up to $1 billion
0.81% over $1 billion up to $2 billion
0.795% over $2 billion up to $2.5 billion
0.79% in excess of $2.5 billion
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Fund Name	Percentage of Average Daily Net Assets
Transamerica Global Multifactor Macro	1.25% of the first $150 million 1.19% over $150 million up to $300 million 1.14% over $300 million up to $500 million 1.13% over $500 million up to $600 million 1.08% in excess of $600 million
Transamerica Global Real Estate Securities	0.83% of the first $250 million 0.805% over $250 million up to $500 million 0.73% over $500 million up to $1 billion 0.68% in excess of $1 billion[1]
Transamerica Government Money Market	0.25% of the first $1 billion 0.24% over $1 billion up to $3 billion 0.23% in excess of $3 billion
Transamerica Growth	0.83% of the first $250 million 0.78% over $250 million up to $500 million 0.73% over $500 million up to $1 billion 0.63% in excess of $1 billion
Transamerica High Yield Bond	0.58% of the first $1.25 billion 0.555% over $1.25 billion up to $2 billion 0.53% in excess of $2 billion
Transamerica High Yield Muni	0.54% of the first $500 million 0.53% over $500 million up to $1 billion 0.50% in excess of $1 billion
Transamerica Inflation Opportunities	0.58% of the first $200 million 0.57% over $200 million up to $500 million 0.54% in excess of $500 million
Transamerica Intermediate Bond	0.38% of the first $2 billion 0.365% in excess of $2 billion
Transamerica Intermediate Muni	0.47% of the first $150 million 0.45% over $150 million up to $350 million 0.44% over $350 million up to $650 million 0.42% over $650 million up to $1 billion 0.39% in excess of $1 billion
Transamerica International Equity	0.77% of the first $500 million 0.75% over $500 million up to $1 billion 0.72% over $1 billion up to $2 billion 0.69% in excess of $2 billion
Transamerica International Growth	0.77% of the first $500 million 0.76% over $500 million up to $1 billion 0.71% over $1 billion up to $2 billion 0.695% over $2 billion up to $3 billion 0.68% in excess of $3 billion
Transamerica International Small Cap	1.10% of the first $300 million 1.03% in excess of $300 million
Transamerica International Small Cap Value	0.955% of the first $300 million 0.93% over $300 million up to $750 million 0.88% in excess of $750 million
Transamerica Large Cap Value	0.68% of the first $750 million 0.65% over $750 million up to $1 billion 0.63% in excess of $1 billion
Transamerica Long/Short Strategy	1.23% of the first $300 million 1.18% over $300 million up to $1 billion 1.155% in excess of $1 billion
Transamerica Managed Futures Strategy	1.13% of the first $500 million 1.08% in excess of $500 million
Transamerica Mid Cap Growth	0.75% of the first $1 billion 0.73% in excess of $1 billion
Transamerica Mid Cap Value	0.88% of the first $100 million 0.83% in excess of $100 million
Transamerica Mid Cap Value Opportunities	0.70% of the first $750 million 0.695% over $750 million up to $1.5 billion 0.685% over $1.5 billion up to $2 billion 0.6775% in excess of $2 billion
Transamerica MLP & Energy Income	1.13% of the first $250 million 1.08% over $250 million up to $500 million 1.01% over $500 million up to $1 billion 0.91% over $1 billion up to $2 billion 0.85% in excess of $2 billion
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Fund Name	Percentage of Average Daily Net Assets
Transamerica Multi-Cap Growth	0.70% of the first $700 million 0.69% over $700 million up to $1.5 billion 0.67% over $1.5 billion up to $3 billion 0.63% in excess of $3 billion
Transamerica Multi-Managed Balanced	0.65% of the first $1 billion 0.59% over $1 billion up to $5 billion 0.58% in excess of $5 billion
Transamerica Multi-Manager Alternative Strategies Portfolio	0.1925% of the first $500 million 0.1725% over $500 million up to $1 billion 0.1525% over $1 billion up to $2 billion 0.1425% in excess of $2 billion
Transamerica Short-Term Bond	0.58% of the first $250 million 0.53% over $250 million up to $500 million 0.505% over $500 million up to $1 billion 0.48% in excess of $1 billion
Transamerica Small Cap Core	0.83% of the first $300 million 0.80% in excess of $300 million
Transamerica Small Cap Growth	0.87% of the first $300 million 0.83% in excess of $300 million
Transamerica Small Cap Value	0.85% of the first $250 million 0.81% over $250 million up to $500 million 0.78% over $500 million up to $750 million 0.755% in excess of $750 million
Transamerica Small/Mid Cap Value	0.79% of the first $350 million
0.78% over $350 million up to $500 million
0.765% over $500 million up to $750 million
0.755% over $750 million up to $1 billion
0.735% over $1 billion up to $1.5 billion
0.73% over $1.5 billion up to $2 billion
0.725% in excess of $2 billion
Transamerica Strategic High Income	0.69% of the first $600 million 0.66% over $600 million up to $1 billion 0.63% over $1 billion up to $2 billion 0.615% in excess of $2 billion
Transamerica Total Return	0.68% of the first $250 million
0.67% over $250 million up to $500 million
0.66% over $500 million up to $750 million
0.63% over $750 million up to $1 billion
0.60% over $1 billion up to $3 billion
0.57% in excess of $3 billion
Transamerica Unconstrained Bond	0.67% of the first $1 billion 0.655% over $1 billion up to $2 billion 0.65% in excess of $2 billion
Transamerica US Growth	0.73% of the first $150 million
0.70% over $150 million up to $650 million
0.68% over $650 million up to $1.15 billion
0.655% over $1.15 billion up to $2 billion
0.64% over $2 billion up to $3 billion
0.63% over $3 billion up to $4 billion
0.61% in excess of $4 billion
[1]	Effective January 1, 2018, CBRE Clarion Securities LLC (“CBRE”), the sub-adviser for Transamerica Global Real Estate Securities, agreed to voluntarily reduce its sub-advisory fee to 0.40% on the first $200 million of assets; 0.35% over $250 million up to $750 million; and 0.30% in excess of $750 million of the fund’s average daily net assets. Accordingly, effective January 1, 2018, TAM has agreed to voluntarily waive its management fee to reflect any savings resulting from CBRE’s voluntary reduction in its sub-advisory fee. These waivers by CBRE and TAM are voluntary and will continue through at least December 31, 2018, and thereafter may be discontinued by CBRE upon obtaining consent from TAM.
The following tables set forth the total amounts the funds paid to TAM (after waivers/expense reimbursements and recapture), Management Fees Waived/Expenses Reimbursed by TAM to the funds, and Management Fees Recaptured by TAM from the funds, if any, for the last three fiscal years. “N/A” in the tables below indicate that the fund was not in operation during the relevant fiscal year and, accordingly, no management fees are shown.
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Fund Name	Management Fees (after waivers/expense reimbursements and recapture)				Management Fees Waived/Expenses Reimbursed
	2017	After 03/01/2016	Before 03/01/2016	2015	2017	After 03/01/2016	Before 03/01/2016	2015
Transamerica Asset Allocation – Conservative Portfolio	$ 1,352,216	$ 849,013	$ 311,712	$ 954,474	-	-	-	-
Transamerica Asset Allocation – Growth Portfolio	$ 1,840,971	$ 1,210,199	$ 479,375	$ 1,572,111	-	-	-	-
Transamerica Asset Allocation – Moderate Growth Portfolio	$ 3,305,593	$ 2,273,659	$ 910,807	$ 2,973,953	-	-	-	-
Transamerica Asset Allocation – Moderate Portfolio	$ 2,442,533	$ 1,676,638	$ 656,818	$ 2,096,821	-	-	-	-
Transamerica Bond	$ 1,384,016	$ 1,945,635	$1,173,498	$ 5,096,897	$ 135,720	$ 67,813	$ 28,945	-
Transamerica Capital Growth	$ 5,684,283	$ 4,595,544	$3,031,081	$ 9,416,414	$ 2,652	$ 752	$ 187	$ 60
Transamerica Concentrated Growth	$ 1,597,508	$ 2,802,508	$ 809,014	$ 2,875,392	$ 12,893	-	-	$ 43
Transamerica Core Bond	$ 5,538,388	$ 3,992,078	$1,532,626	$ 4,020,182	$ 1,131	-	-	-
Transamerica Developing Markets Equity	$11,952,956	$ 4,900,854	$1,299,226	$ 5,622,038	-	-	-	-
Transamerica Dividend Focused	$ 5,307,057	$ 5,582,930	$2,174,834	$ 7,433,698	$ 4	-	-	-
Transamerica Dynamic Allocation	$ 21,332	$ 57,055	$ 29,041	$ 74,752	$ 95,092	$ 32,294	$ 21,046	$ 76,556
Transamerica Dynamic Income	$ 1,846,068	$ 1,480,419	$ 771,604	$ 3,725,952	$ 4,409	$ 17,395	$ 1,511	-
Transamerica Emerging Markets Debt	$ 4,798,046	$ 3,105,638	$1,342,141	$ 4,095,316	-	-	-	-
Transamerica Emerging Markets Equity	$ 1,855,316	$ 1,246,801	$ 697,834	$ 2,755,904	$ 113	-	-	-
Transamerica Event Driven	$ 1,000,126	$ 787,027	$ 425,858	$ 597,795	$ 162,147	$ 27,308	$ 21,350	$ 161,010
Transamerica Flexible Income	$ 2,105,653	$ 1,398,290	$ 641,399	$ 3,202,453	$ 442	$ 247	$ 23	-
Transamerica Floating Rate	$ 3,472,563	$ 1,550,667	$ 712,792	$ 1,830,614	$ 46,222	$ 6,835	$ 2,648	$ 31,322
Transamerica Global Equity	$ 888,424	$ 1,476,616	$ 883,050	$ 2,489,620	$ 167,198	$ 49,307	$ 4,905	$ 52,595
Transamerica Global Multifactor Macro	$ 779,544	$ 729,378	$ 827,172	$ 1,292,159	$1,511,647	$1,139,396	$273,291	$ 542,929
Transamerica Global Real Estate Securities	$ 275,297	$ 246,304	$ 124,966	$ 431,281	-	-	-	-
Transamerica Government Money Market	$ 734,649	$ 245,998	$ 104,473	($ 123,207)	$ 366,693	$ 315,674	$170,503	$ 773,648
Transamerica Growth	$ 2,922,720	$ 2,311,673	$1,200,320	$ 4,082,957	-	-	-	-
Transamerica High Yield Bond	$ 9,886,126	$ 4,289,726	$1,629,420	$ 6,646,792	$ 193,864	-	-	-
Transamerica High Yield Muni	$ 498,205	$ 428,531	$ 112,220	$ 53,853	$ 76,268	$ 19,838	$ 4,306	$ 72,059
Transamerica Inflation Opportunities	$ 994,230	$ 700,278	$ 355,574	$ 1,323,873	$ 4,392	$ 239	$ 80	$ 497
Transamerica Intermediate Bond	$ 6,958,849	$ 3,662,187	$1,181,925	$ 1,847,526	$ 177,176	-	-	-
Transamerica Intermediate Muni	$ 5,520,692	$ 3,363,023	$ 892,443	$ 878,666	-	-	-	$ 60,722
Transamerica International Equity	$32,024,204	$14,506,378	$4,975,558	$11,295,415	$ 800	-	$ 1,702	$ 201,854
Transamerica International Growth	$11,087,808	$ 5,033,399	$2,062,346	$ 5,082,431	-	-	-	-
Transamerica International Small Cap	$ 1,213,947	$ 3,493,313	$2,337,222	$ 8,337,101	$ 208,541	-	-	-
Transamerica International Small Cap Value	$ 7,211,914	$ 5,141,629	$2,724,855	$ 7,630,378	-	-	-	-
Transamerica Large Cap Value	$14,469,683	$ 8,718,816	$3,694,187	$11,531,073	-	-	-	-
Transamerica Long/Short Strategy	$ 211,903	$ 164,536	$ 56,235	$ 1,483,114	$ 33,286	$ 36,240	$ 45,491	-
Transamerica Managed Futures Strategy	$ 931,247	$ 1,112,405	$1,032,768	$ 4,538,502	$1,391,485	$1,162,572	$343,527	$1,046,205
Transamerica Mid Cap Growth	$ 1,246,483	$ 2,224,338	$1,101,001	$ 1,928,441	$ 100,036	-	-	$ 20
Transamerica Mid Cap Value	$ 2,109,504	$ 1,514,939	$ 689,932	$ 2,273,022	-	-	-	-
Transamerica Mid Cap Value Opportunities	$ 9,104,383	$ 4,105,600	$1,594,638	$ 2,892,111	$ 484,042	-	-	$ 6
Transamerica MLP & Energy Income	$ 4,155,755	$ 3,748,165	$1,649,478	$ 6,874,305	$ 8,288	$ 2,794	$ 11,126	-
Transamerica Multi-Cap Growth	$ 1,737,850	$ 1,291,849	$ 908,606	$ 5,038,103	$ 139,075	$ 83,508	$ 1,306	-
Transamerica Multi-Managed Balanced	$ 6,482,744	$ 3,232,048	$1,287,860	$ 3,667,239	$ 347	$ 110	-	-
Transamerica Multi-Manager Alternative Strategies Portfolio	$ 408,160	$ 413,546	$ 227,278	$ 910,602	-	-	-	-
Transamerica Short-Term Bond	$14,450,673	$10,183,370	$5,534,410	$17,869,134	-	-	-	-
56

Fund Name	Management Fees (after waivers/expense reimbursements and recapture)				Management Fees Waived/Expenses Reimbursed
	2017	After 03/01/2016	Before 03/01/2016	2015	2017	After 03/01/2016	Before 03/01/2016	2015
Transamerica Small Cap Core	$ 1,303,608	$ 409,820	$ 346,468	$ 1,907,457	$ 199,634	$ 2,864	$ 170	$ 15
Transamerica Small Cap Growth	$ 999,972	$ 1,794,392	$1,217,612	$ 4,486,201	$ 137,912	-	-	-
Transamerica Small Cap Value	$ 1,344,973	$ 1,658,262	$1,018,039	$ 4,760,149	$ 57,941	$ 1,212	$ 62	$ 34
Transamerica Small/Mid Cap Value	$ 6,728,801	$ 4,320,005	$2,138,099	$ 7,779,524	-	-	-	-
Transamerica Strategic High Income	$ 930,095	$ 189,021	$ 69,877	$ 174,763	$ 39,025	$ 22,417	$ 9,635	$ 79,493
Transamerica Total Return	$ 3,944,276	$ 2,590,990	$1,273,922	$ 4,512,633	-	-	-	-
Transamerica Unconstrained Bond	$ 1,657,042	$ 756,900	$ 360,416	$ 684,176	$ 386	$ 35	$ 5	$ 60,318
Transamerica US Growth	$ 7,235,854	$ 5,005,411	$2,413,598	$ 7,981,727	$ 3,845	$ 814	$ 680	$ 5
57

Fund Name	Management Fees Recaptured
	2017	After 03/01/2016	Before 03/01/2016	2015
Transamerica Asset Allocation – Conservative Portfolio	-	-	-	-
Transamerica Asset Allocation – Growth Portfolio	-	-	-	-
Transamerica Asset Allocation – Moderate Growth Portfolio	-	-	-	-
Transamerica Asset Allocation – Moderate Portfolio	-	-	-	-
Transamerica Bond	$ 15,781	$ 15,755	$ 1,844	-
Transamerica Capital Growth	$ 407	$ 460	$ 417	$ 3,080
Transamerica Concentrated Growth	$ 35	-	-	$ 10,516
Transamerica Core Bond	-	-	-	-
Transamerica Developing Markets Equity	-	-	-	-
Transamerica Dividend Focused	$ 1	-	-	-
Transamerica Dynamic Allocation	$ 1,258	$ 1,107	-	$ 10,256
Transamerica Dynamic Income	$ 4,403	$ 17,395	$ 1,511	-
Transamerica Emerging Markets Debt	-	-	-	-
Transamerica Emerging Markets Equity	$ 113	-	-	-
Transamerica Event Driven	$ 23,751	$ 9,814	-	$ 38,180
Transamerica Flexible Income	$ 302	$ 259	$ 11	-
Transamerica Floating Rate	$ 10,003	$ 134	$ 9,596	$120,180
Transamerica Global Equity	$ 45,080	$ 6,368	$ 8,302	$ 43,364
Transamerica Global Multifactor Macro	$154,377	$ 93	-	$ 19,710
Transamerica Global Real Estate Securities	-	-	-	-
Transamerica Government Money Market	$258,856	$ 62,678	-	-
Transamerica Growth	-	-	-	-
Transamerica High Yield Bond	$ 53,095	-	-	-
Transamerica High Yield Muni	$ 28,423	$ 34,941	$ 5,279	$ 968
Transamerica Inflation Opportunities	$ 333	$ 112	$ 5	$ 361
Transamerica Intermediate Bond	$ 16,777	-	-	-
Transamerica Intermediate Muni	-	$ 507	$135,097	$130,789
Transamerica International Equity	$ 800	$139,860	$ 51,991	$ 11,705
Transamerica International Growth	-	-	-	-
Transamerica International Small Cap	$ 46,282	-	-	-
Transamerica International Small Cap Value	-	-	-	-
Transamerica Large Cap Value	-	-	-	-
Transamerica Long/Short Strategy	$ 5,013	$ 78,084	-	-
Transamerica Managed Futures Strategy	-	-	-	-
Transamerica Mid Cap Growth	$ 30,837	-	-	$ 231
Transamerica Mid Cap Value	-	-	-	-
Transamerica Mid Cap Value Opportunities	$ 52,754	-	-	$ 110
Transamerica MLP & Energy Income	$ 6,499	$ 12,038	$ 210	-
Transamerica Multi-Cap Growth	$ 5,981	$ 9,979	-	-
Transamerica Multi-Managed Balanced	$ 347	$ 110	-	-
Transamerica Multi-Manager Alternative Strategies Portfolio	-	-	-	-
Transamerica Short-Term Bond	-	-	-	-
Transamerica Small Cap Core	$ 62,694	$ 970	$ 123	$ 203
Transamerica Small Cap Growth	$ 68,219	-	-	-
Transamerica Small Cap Value	$ 12,806	$ 179	$ 39	-
Transamerica Small/Mid Cap Value	-	-	-	-
Transamerica Strategic High Income	$ 54,532	$ 12,876	$ 87	$ 40,680
Transamerica Total Return	-	-	-	-
Transamerica Unconstrained Bond	$ 624	$ 20	$ 11	$ 60,083
Transamerica US Growth	$ 1,065	$ 1,494	-	$ 3,230
Prior to March 1, 2016, Transamerica Fund Services, Inc. (“TFS”) provided administrative services to the funds pursuant to an Administrative Services Agreement with the Trust.
The funds paid administrative services fees in the following amounts for the last three fiscal years:
58

Fund Name	Administrative Services Fees Paid
	2017	2016	2015
Transamerica Asset Allocation – Conservative Portfolio	N/A	$ 70,135	$ 178,840
Transamerica Asset Allocation – Growth Portfolio	N/A	$107,859	$ 294,165
Transamerica Asset Allocation – Moderate Growth Portfolio	N/A	$204,932	$ 556,384
Transamerica Asset Allocation – Moderate Portfolio	N/A	$147,784	$ 392,436
Transamerica Bond	N/A	$ 56,089	$ 210,884
Transamerica Capital Growth	N/A	$125,521	$ 343,104
Transamerica Concentrated Growth	N/A	$ 37,339	$ 115,484
Transamerica Core Bond	N/A	$106,358	$ 239,542
Transamerica Developing Markets Equity	N/A	$ 34,306	$ 130,410
Transamerica Dividend Focused	N/A	$101,303	$ 302,423
Transamerica Dynamic Allocation	N/A	$ 2,732	$ 6,795
Transamerica Dynamic Income	N/A	$ 49,999	$ 206,439
Transamerica Emerging Markets Debt	N/A	$ 68,053	$ 182,779
Transamerica Emerging Markets Equity	N/A	$ 22,049	$ 76,491
Transamerica Event Driven	N/A	$ 11,656	$ 17,183
Transamerica Flexible Income	N/A	$ 42,837	$ 196,009
Transamerica Floating Rate	N/A	$ 34,714	$ 75,717
Transamerica Global Equity	N/A	$ 32,677	$ 81,077
Transamerica Global Multifactor Macro	N/A	$ 22,273	$ 33,384
Transamerica Global Real Estate Securities	N/A	$ 4,686	$ 14,110
Transamerica Government Money Market	N/A	$ 20,623	$ 42,865
Transamerica Growth	N/A	$ 46,400	$ 138,837
Transamerica High Yield Bond	N/A	$ 88,877	$ 315,975
Transamerica High Yield Muni	N/A	$ 6,544	$ 6,560
Transamerica Inflation Opportunities	N/A	$ 19,414	$ 63,346
Transamerica Intermediate Bond	$36,006	$101,308	$ 139,436
Transamerica Intermediate Muni	N/A	$ 53,917	$ 50,574
Transamerica International Equity	N/A	$208,907	$ 424,373
Transamerica International Growth	N/A	$ 70,601	$ 152,380
Transamerica International Small Cap	N/A	68,034	$ 213,761
Transamerica International Small Cap Value	N/A	$ 90,921	$ 222,709
Transamerica Large Cap Value	N/A	$177,684	$ 485,392
Transamerica Long/Short Strategy	N/A	$ 2,543	$ 31,780
Transamerica Managed Futures Strategy	N/A	$ 30,480	$ 107,179
Transamerica Mid Cap Growth	$ 1,634	$ 45,875	$ 71,887
Transamerica Mid Cap Value	N/A	$ 25,253	$ 72,849
Transamerica Mid Cap Value Opportunities	N/A	$ 71,432	$ 114,999
Transamerica MLP & Energy Income	N/A	$ 46,263	$ 169,917
Transamerica Multi-Cap Growth	N/A	$ 34,744	$ 172,678
Transamerica Multi-Managed Balanced	N/A	$ 59,440	$ 148,417
Transamerica Multi-Manager Alternative Strategies Portfolio	N/A	$ 25,569	$ 84,805
Transamerica Short-Term Bond	N/A	$357,941	$1,012,117
Transamerica Small Cap Core	$ 1,350	$ 12,994	$ 62,585
Transamerica Small Cap Growth	N/A	$ 44,173	$ 143,433
Transamerica Small Cap Value	$ 1,004	$ 37,887	$ 146,714
Transamerica Small/Mid Cap Value	N/A	$ 82,218	$ 262,380
Transamerica Strategic High Income	N/A	$ 3,610	$ 8,494
Transamerica Total Return	N/A	$ 59,482	$ 181,124
Transamerica Unconstrained Bond	N/A	$ 16,894	$ 29,299
Transamerica US Growth	N/A	$108,791	$ 315,241
“N/A” in the above table indicates that no administrative service fees are shown. Effective March 1, 2016, administrative services fees are included with management fees. Fees shown are related to the merger of Transamerica Partners funds into Transamerica Funds for those funds.
Expense Limitation
TAM has entered into an expense limitation agreement with the Trust on behalf of certain funds, pursuant to which TAM has agreed to waive fees or reimburse a fund’s expenses, or both, whenever, in any fiscal year, the total cost of normal operating expenses chargeable to a share class of a fund, including investment management fees but excluding, as applicable, acquired fund fees and expenses, interest, taxes,
59

brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business, exceed a certain percentage of the fund’s average daily net assets (the “expense cap”). The share classes may, at a later date, reimburse TAM for operating expenses previously paid on behalf of such share classes during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the classes (i.e., 36-month reimbursement), but only if, after such reimbursement, the classes’ expense ratios do not exceed the current expense cap or any other lower limit then in effect. The expense limitation agreement continues automatically for one-year terms unless TAM provides written notice to the Trust prior to the end of the then-current term. In addition, the agreement will terminate automatically upon termination of the Management Agreement.
Currently, each fund is included in the 36-month reimbursement arrangement.
The expense caps for the applicable share classes of each fund are listed in the table appearing on the following pages of this SAI.
In addition, TAM or any of its affiliates, on a voluntary basis and in addition to any contractual waivers in effect from time to time, have agreed to waive fees and/or reimburse expenses of one or more classes of Transamerica Government Money Market to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time in order to prevent a negative yield. Any such waiver or expense reimbursement may be discontinued by TAM or its affiliates at any time. TAM or its affiliates are entitled to reimbursement by the fund of any amounts so waived or reimbursed during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the fund. Any such reimbursement shall not result in the fund’s effective daily yield to be negative. There is no guarantee that Transamerica Government Money Market will be able to prevent a negative yield.
60

Fund	Expense Cap										Expiration Date of Expense Cap
	Class A	Class B	Class C	Class I	Class I2	Class R1	Class R6	Advisor Class	Class T1	Class T2
Transamerica Asset Allocation – Conservative Portfolio[1]	0.60%	1.45%	1.35%	0.35%	N/A	N/A	N/A	0.45%	0.70%	0.70%	March 1, 2019
Transamerica Asset Allocation – Growth Portfolio[2]	0.60%	1.45%	1.35%	0.35%	N/A	N/A	N/A	0.45%	0.70%	0.70%	March 1, 2019
Transamerica Asset Allocation – Moderate Growth Portfolio[3]	0.60%	1.45%	1.35%	0.35%	N/A	N/A	N/A	0.45%	0.70%	0.70%	March 1, 2019
Transamerica Asset Allocation – Moderate Portfolio[4]	0.60%	1.45%	1.35%	0.35%	N/A	N/A	N/A	0.45%	0.70%	0.70%	March 1, 2019
Transamerica Bond	N/A	N/A	N/A	N/A	0.71%	1.21%	0.71%	N/A	N/A	N/A	March 1, 2019
Transamerica Capital Growth	1.45%	2.20%	2.20%	1.20%	1.20%	N/A	N/A	1.20%	1.45%	1.45%	March 1, 2019
Transamerica Concentrated Growth	1.20%	N/A	1.95%	0.95%	0.85%	N/A	N/A	0.95%	1.20%	1.20%	March 1, 2019
Transamerica Core Bond	N/A	N/A	N/A	N/A	0.60%	N/A	N/A	N/A	N/A	N/A	March 1, 2019
Transamerica Developing Markets Equity	N/A	N/A	N/A	N/A	1.45%	N/A	N/A	N/A	N/A	N/A	March 1, 2019
Transamerica Dividend Focused	1.15%	N/A	1.90%	0.90%	0.85%	1.40%	0.85%	0.90%	1.15%	1.15%	March 1, 2019
Transamerica Dynamic Allocation	1.10%	N/A	1.85%	0.85%	N/A	N/A	N/A	0.85%	1.10%	1.10%	March 1, 2019
Transamerica Dynamic Income	0.92%	N/A	1.67%	0.67%	N/A	N/A	N/A	0.67%	0.92%	0.92%	March 1, 2019
Transamerica Emerging Markets Debt	1.25%	N/A	2.00%	0.85%	0.85%	1.50%	0.85%	1.00%	1.25%	1.25%	March 1, 2019
Transamerica Emerging Markets Equity	1.65%	N/A	2.40%	1.40%	1.40%	N/A	N/A	1.50%	1.75%	1.75%	March 1, 2019
Transamerica Event Driven	1.60%	N/A	2.35%	1.35%	1.35%	N/A	N/A	1.35%	1.60%	1.60%	March 1, 2019
Transamerica Flexible Income	1.10%	1.85%	1.75%	0.75%	0.75%	1.35%	0.75%	0.85%	1.10%	1.10%	March 1, 2019
Transamerica Floating Rate	1.05%	N/A	1.80%	0.80%	0.80%	N/A	N/A	0.80%	1.05%	1.05%	March 1, 2019
Transamerica Global Equity	1.35%	2.10%	2.10%	1.10%	1.10%	1.60%	1.10%	1.10%	1.35%	1.35%	March 1, 2019
Transamerica Global Multifactor Macro	N/A	N/A	N/A	N/A	1.50%	N/A	N/A	N/A	N/A	N/A	March 1, 2019
Transamerica Government Money Market	0.73%	1.48%	1.48%	0.48%	0.48%	N/A	N/A	N/A	N/A	N/A	March 1, 2019
Transamerica High Yield Bond	1.15%	1.95%	1.85%	0.85%	0.85%	1.45%	0.85%	0.95%	1.20%	1.20%	March 1, 2019
Transamerica High Yield Muni*	1.01%	N/A	1.76%	0.76%	0.76%	N/A	N/A	0.76%	1.01%	1.01%	March 1, 2019
Transamerica Inflation Opportunities	1.00%	N/A	1.75%	0.75%	0.75%	N/A	0.75%	0.75%	1.00%	1.00%	March 1, 2019
Transamerica Intermediate Bond	N/A	N/A	N/A	N/A	0.55%	N/A	N/A	0.55%	N/A	N/A	March 1, 2019
Transamerica Intermediate Muni*	0.85%	N/A	1.60%	0.71%	0.71%	N/A	N/A	0.71%	0.96%	0.96%	March 1, 2019
Transamerica International Equity	1.25%	N/A	2.00%	1.00%	1.00%	1.10%	1.00%	1.10%	1.35%	1.35%	March 1, 2019
Transamerica International Growth	1.30%	N/A	2.05%	1.05%	1.05%	N/A	1.05%	1.05%	1.30%	1.30%	March 1, 2019
Transamerica International Small Cap	N/A	N/A	N/A	N/A	1.27%	N/A	N/A	N/A	N/A	N/A	March 1, 2019
Transamerica International Small Cap Value	N/A	N/A	N/A	1.22%	1.22%	N/A	N/A	1.22%	N/A	N/A	March 1, 2019
Transamerica Large Cap Value	1.15%	N/A	1.90%	0.90%	0.90%	1.40%	0.90%	0.90%	1.15%	1.15%	March 1, 2019
Transamerica Long/Short Strategy	N/A	N/A	N/A	N/A	1.59%	N/A	N/A	N/A	N/A	N/A	March 1, 2019
Transamerica Managed Futures Strategy	N/A	N/A	N/A	N/A	1.45%	N/A	N/A	N/A	N/A	N/A	March 1, 2019
Transamerica Mid Cap Growth	1.30%	N/A	2.05%	1.05%	1.00%	N/A	N/A	1.05%	1.30%	1.30%	March 1, 2019
Transamerica Mid Cap Value	N/A	N/A	N/A	N/A	1.05%	N/A	N/A	N/A	N/A	N/A	March 1, 2019
Transamerica Mid Cap Value Opportunities	1.20%	N/A	1.95%	0.95%	0.85%	N/A	0.95%	0.95%	1.20%	1.20%	March 1, 2019
Transamerica MLP & Energy Income	1.60%	N/A	2.35%	1.35%	1.25%	N/A	N/A	1.35%	1.60%	1.60%	March 1, 2019
Transamerica Multi-Cap Growth	1.25%	2.00%	2.00%	1.00%	0.90%	N/A	N/A	1.00%	1.25%	1.25%	March 1, 2019
Transamerica Multi-Managed Balanced	1.15%	2.15%	1.90%	0.90%	1.15%	1.65%	0.90%	1.15%	1.40%	1.40%	March 1, 2019
Transamerica Multi-Manager Alternative Strategies Portfolio	0.80%	N/A	1.55%	0.55%	N/A	1.05%	0.45%	0.55%	0.80%	0.80%	March 1, 2019
Transamerica Short-Term Bond	0.90%	N/A	1.75%	0.75%	0.65%	1.25%	0.65%	0.75%	1.00%	1.00%	March 1, 2019
Transamerica Small Cap Core	1.30%	N/A	2.05%	1.05%	1.05%	N/A	N/A	1.05%	1.30%	1.30%	March 1, 2019
Transamerica Small Cap Growth	1.40%	N/A	2.15%	1.15%	1.15%	N/A	1.15%	1.15%	1.40%	1.40%	March 1, 2019
61

Fund	Expense Cap										Expiration Date of Expense Cap
	Class A	Class B	Class C	Class I	Class I2	Class R1	Class R6	Advisor Class	Class T1	Class T2
Transamerica Small Cap Value	1.30%	N/A	2.05%	1.05%	1.05%	N/A	1.05%	1.05%	1.30%	1.30%	March 1, 2019
Transamerica Small/Mid Cap Value	1.40%	2.15%	2.05%	1.00%	1.00%	1.65%	1.00%	1.15%	1.40%	1.40%	March 1, 2019
Transamerica Strategic High Income	1.20%	N/A	1.95%	0.95%	0.95%	N/A	N/A	0.95%	1.20%	1.20%	March 1, 2019
Transamerica Unconstrained Bond	1.20%	N/A	1.20%	0.95%	0.95%	N/A	N/A	0.95%	1.20%	1.20%	March 1, 2019
Transamerica US Growth[5]	1.25%	2.17%	2.00%	1.00%	1.00%	N/A	N/A	1.17%	1.42%	1.42%	March 1, 2019
1 Class R: 0.95%; 2 Class R: 0.95%; 3 Class R: 0.85%; 4 Class R: 0.85%; 5 Class T: 1.00%.
*	The Investment Manager has agreed to further reduce Fund Operating Expenses by waiving 0.10% of the 0.25% 12b-1 fee for Class A, Class T1 and Class T2 shares and 0.25% of the 1.00% 12b-1 fee for Class C shares through March 1, 2019.
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Organization and Management of Subsidiary (Transamerica Global Multifactor Macro and Transamerica Managed Futures Strategy)
As discussed in “Other Investment Policies and Practices of the Funds” above, each of Transamerica Global Multifactor Macro and Transamerica Managed Futures Strategy may invest up to 25% of its total assets in its Subsidiary. Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, Cayman Islands. Each Subsidiary's affairs are overseen by a board consisting of one director, Marijn P. Smit. Mr. Smit is also a trustee and his biography is listed above.
Each Subsidiary has entered into a separate investment management agreement with TAM, and TAM has entered into a sub-advisory agreement with the applicable sub-adviser. Each management and sub-advisory agreement will continue in effect for two years, and thereafter shall continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the fund or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the fund, with such Independent Trustees casting votes in person at a meeting called for such purpose. The Trustees' approval of and the terms, continuance and termination of the management and sub-advisory agreements are governed by the 1940 Act.
Under its investment management agreement, each Subsidiary will pay a management fee to TAM with respect to the assets invested in the Subsidiary that is the same, as a percentage of net assets, as the management fee paid by its parent fund. Under each respective sub-advisory agreement, TAM will pay the sub-adviser a sub-advisory fee with respect to the assets invested in the Subsidiary that is the same, as a percentage of net assets, as the sub-advisory fee paid by TAM with respect to the parent fund. TAM has contractually agreed to waive its management fee with respect to each fund in an amount equal to the management fee paid by the applicable Subsidiary.
Conflicts of Interest
TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the funds are engaged in a variety of businesses and have interests other than that of managing the funds. Transamerica is a global financial services company with many lines of business providing a wide range of financial services. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders.
Certain actual and potential conflicts of interest are described below. This is not, and is not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise.
Transamerica manages or advises other funds and products in addition to the funds (collectively, the “Other Accounts”). In some cases Transamerica oversees sub-advisers who provide day-to-day investment advice and recommendations with respect to the Other Accounts, and in other cases Transamerica itself performs all aspects of the day-to-day management. Certain Other Accounts have investment objectives similar to those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. Other Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested.
The results of the investment activities of the funds may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, the funds. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the funds or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the funds.
Transamerica and other financial service providers have conflicts associated with their promotion of the funds or other dealings with the funds that would create incentives for them to promote the funds. Transamerica may directly or indirectly receive a portion of the fees and commissions charged to the funds or their shareholders. Transamerica will also benefit from increased amounts of assets under management. These compensation matters may create a financial incentive on the part of Transamerica to recommend the funds over other accounts or products or to effect transactions differently in the funds as compared to other accounts or products. Transamerica has an interest in increasing fund assets, including in circumstances when that may not be in the funds’ or their shareholders’ interests.
Transamerica and/or the funds’ sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the funds and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a
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particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds or Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the funds and Other Accounts on which fees are being charged.
A funds’ sub-adviser (or its affiliates) may make revenue sharing payments to Transamerica in connection with investments by holders of variable insurance contracts and other retirement products in funds advised by the sub-adviser (or its affiliates) that are offered in Transamerica insurance and retirement products. The sub-adviser’s funds that are offered in these products may also make Rule 12b-1 and other payments to Transamerica. The funds’ sub-advisers (or their affiliates) may also make revenue sharing payments to Transamerica for their participation in functions, events and meetings sponsored by Transamerica. These payments present certain conflicts of interest and may provide a disincentive for TAM to recommend the termination of such sub-advisers.
Certain Other Accounts are offered as investment options through variable insurance contracts and other retirement products offered and sold by Transamerica insurance companies. The performance of the Other Accounts may impact Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and the design of the Other Accounts may be influenced by these factors. For example, the Other Accounts being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them.
TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain funds and Other Accounts which operate as funds of funds that invest in affiliated underlying funds or Other Accounts, and TAM is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds or Other Accounts. TAM will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict may provide an incentive for TAM to include affiliated funds as investment options for funds of funds and to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. TAM may have an incentive to allocate the fund of funds’ assets to those underlying funds or Other Accounts for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or Other Accounts or to those underlying funds or Other Accounts for which an affiliate of TAM serves as the sub-adviser. TAM Compliance monitors allocation changes by the funds of funds.
TAM may have a financial incentive to implement certain changes to the funds or Other Accounts. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund or Other Account having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. Any recommendation to the Board concerning the appointment of or continued service of an affiliated sub-adviser for a fund, or a fund combination, is subject to TAM’s fiduciary duty to act in the best interests of a fund and its shareholders. Moreover, TAM's “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).
The aggregation of assets of multiple funds or Other Accounts for purposes of calculating breakpoints in management or sub-advisory fees, as applicable, may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the funds and their shareholders.
Transamerica has or may have existing or potential other business dealings or arrangements with current or proposed sub-advisers or other fund service providers (or their affiliates) recommended by TAM. Such other business dealings or arrangements present possible conflicts of interest. For example, TAM may have an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements.
Morningstar Investment Management LLC, the portfolio construction manager of the Asset Allocation funds, is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”). As part of its overall operation, Morningstar is engaged in the business of providing ratings and analysis on financial products. A potential conflict of interest exists since Morningstar could be providing ratings and analysis on products to which Morningstar Investment Management LLC provides services. First, Morningstar will not create analyst commentary for portfolios in which Morningstar’s subsidiaries act as a portfolio construction manager/sub-adviser. This commentary is generally subjective in nature and could represent a conflict of interest. This means that the funds in which Morningstar Investment Management LLC is involved with will not receive written analyst commentary from Morningstar. However, such funds will receive Morningstar RatingsTM. These ratings are purely quantitative and, therefore, cannot be biased by subjective factors. Also, the Morningstar Style BoxTM assignment is primarily based on quantitative characteristics of the underlying securities in the fund. The initial assignment and subsequent style box changes follow established procedures and are subject to review by personnel within the Morningstar Data business unit – a separate and distinct unit within Morningstar. A situation may occur where personnel of Morningstar Investment Management LLC provide information to the Morningstar Data unit to clarify style box assignment. However, the assignment process takes place and is monitored by a Morningstar business unit that is completely independent from Morningstar Investment Management LLC.
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Sub-advisers to certain funds of funds and certain funds of funds that are Other Accounts may also be conflicted in allocating the funds of funds’ assets among underlying funds.
Please see Appendix B for a further discussion of sub-adviser and portfolio construction manager conflicts of interest.
Sub-Advisers
Each sub-adviser listed below serves, pursuant to a sub-advisory agreement between TAM and such sub-adviser, as sub-adviser to the applicable fund. Pursuant to the sub-advisory agreements, each sub-adviser carries out and effectuates the investment strategy designed for the funds by TAM. Subject to review by TAM and the Board, the sub-advisers are responsible for providing day-to-day investment advice and recommendations for the fund(s) TAM assigns to them and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under its sub-advisory agreement such as compensating its officers and employees connected with investment and economic research, trading and investment management of the respective fund(s) and furnishing them office space.
Each sub-advisory agreement will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the particular fund.
Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-advisers’ allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.
It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.
Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).
Aegon USA Investment Management, LLC, located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499, is a registered investment adviser. Aegon USA Investment Management, LLC is a wholly owned, indirect subsidiary of Aegon NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM.
Sub-Advisory Fees
TAM, not the funds, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense. As a matter of administrative convenience, sub-advisory fees may be deducted directly from a fund’s bank account, in which case payment to TAM of the management fee would be net of amounts paid to the applicable sub-adviser.
Each sub-adviser receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of the applicable fund’s average daily net assets:
Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Bond(1)	Loomis, Sayles & Company, L.P.	0.325% of the first $200 million 0.30% over $200 million up to $750 million 0.275% in excess of $750 million
Transamerica Capital Growth(2)	Morgan Stanley Investment Management Inc.	0.30%
Transamerica Concentrated Growth(3)	Torray LLC	0.25% of the first $150 million 0.22% over $150 million up to $650 million 0.20% over $650 million up to $1.15 billion 0.175% in excess of $1.15 billion
Transamerica Core Bond(4)	J.P. Morgan Investment Management Inc.	0.11%
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Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Developing Markets Equity	OppenheimerFunds, Inc.	0.60% of the first $500 million 0.50% over $500 million up to $1 billion 0.45% in excess of $1 billion
Transamerica Dividend Focused(3)	Barrow, Hanley, Mewhinney & Strauss, LLC	0.30% of the first $200 million 0.20% over $200 million up to $500 million 0.15% in excess of $500 million
Transamerica Dynamic Allocation	QS Investors, LLC	0.10% of the first $250 million 0.09% over $250 million up to $500 million 0.08% over $500 million up to $1.5 billion 0.07% over $1.5 billion up to $2.5 billion 0.06% in excess of $2.5 billion
Transamerica Dynamic Income	QS Investors, LLC	0.07% of the first $250 million 0.06% over $250 million up to $500 million 0.05% over $500 million up to $1.5 billion 0.04% over $1.5 billion up to $2.5 billion 0.03% in excess of $2.5 billion
Transamerica Emerging Markets Debt	Logan Circle Partners, LP	0.22% of the first $250 million 0.19% over $250 million up to $400 million 0.18% in excess of $400 million
Transamerica Emerging Markets Equity	ClariVest Asset Management LLC	0.55% of the first $100 million 0.50% in excess of $100 million
Transamerica Event Driven	Advent Capital Management, LLC	0.75% of the first $50 million; 0.65% over $50 million up to $300 million; 0.60% in excess of $300 million
Transamerica Flexible Income	Aegon USA Investment Management, LLC	0.175% of the first $250 million 0.125% over $250 million up to $350 million 0.0875% in excess of $350 million, less 50% of any amount reimbursed pursuant to the fund’s expense limitation
Transamerica Floating Rate	Aegon USA Investment Management, LLC	0.25% of the first $1 billion 0.23% over $1 billion up to $1.5 billion 0.22% over $1.5 billion up to $2 billion 0.21% in excess of $2 billion
Transamerica Global Equity	Rockefeller & Co., Inc.	0.365% of the first $2 billion 0.355% in excess of $2 billion
Transamerica Global Multifactor Macro	AQR Capital Management, LLC	0.75% of the first $150 million 0.70% over $150 million up to $300 million 0.65% in excess of $300 million
Transamerica Global Real Estate Securities(5)	CBRE Clarion Securities LLC	0.40% of the first $200 million 0.35% over $200 million up to $750 million 0.30% in excess of $750 million
Transamerica Government Money Market(6)	Aegon USA Investment Management, LLC	0.05% of the first $1 billion 0.04% over $1 billion up to $3 billion 0.03% in excess of $3 billion
Transamerica Growth(7)	Jennison Associates LLC	0.40% of the first $300 million 0.35% over $300 million up to $500 million 0.25% over $500 million up to $1 billion 0.22% in excess of $1 billion
Transamerica High Yield Bond(8)	Aegon USA Investment Management, LLC	0.35% of the first $20 million 0.25% over $20 million up to $40 million 0.20% over $40 million up to $125 million 0.15% in excess of $125 million
Transamerica High Yield Muni	Belle Haven Investments, L.P.	0.25% of the first $500 million 0.24% over $500 million up to $1 billion 0.225% in excess of $1 billion
Transamerica Inflation Opportunities(3)	PineBridge Investments LLC	0.28% of the first $50 million 0.25% over $50 million up to $100 million 0.19% over $100 million up to $200 million 0.175% over $200 million up to $500 million 0.15% in excess of $500 million
Transamerica Intermediate Bond(9)	Aegon USA Investment Management, LLC	0.12% of the first $1 billion 0.05% in excess of $1 billion
Transamerica Intermediate Muni	Belle Haven Investments, L.P.	0.18% of the first $150 million 0.16% over $150 million up to $350 million 0.15% over $350 million up to $650 million 0.135% over $650 million up to $1 billion 0.12% in excess of $1 billion
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Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica International Equity(10)	Thompson, Siegel & Walmsley LLC	0.30% of the first $1 billion 0.28% over $1 billion up to $2 billion 0.265% in excess of $2 billion
Transamerica International Growth(11)	Greystone Managed Investments Inc.	0.27% of the first $1 billion 0.25% over $1 billion up to $2 billion 0.24% in excess of $2 billion
Transamerica International Small Cap	Schroder Investment Management North America Inc.	0.60% of the first $300 million 0.55% in excess of $300 million
Transamerica International Small Cap Value	Thompson, Siegel & Walmsley LLC	0.475% of the first $300 million 0.45% over $300 million up to $750 million 0.40% in excess of $750 million
Transamerica Large Cap Value (12)	Levin Capital Strategies, L.P.	0.20% of the first $750 million 0.17% over $750 million up to $1 billion 0.15% in excess of $1 billion
Transamerica Long/Short Strategy	J.P. Morgan Investment Management Inc.	0.70% of the first $300 million 0.65% over $300 million up to $1 billion 0.625% in excess of $1 billion
Transamerica Managed Futures Strategy	AQR Capital Management, LLC	0.65% of the first $500 million 0.55% over $500 million up to $700 million 0.50% in excess of $700 million
Transamerica Mid Cap Growth	Quantum Capital Management	0.375% of the first $500 million 0.35% over $500 million up to $1 billion 0.335% in excess of $1 billion
Transamerica Mid Cap Value	J.P. Morgan Investment Management Inc.	0.40%
Transamerica Mid Cap Value Opportunities	Thompson, Siegel & Walmsley LLC	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% in excess of $2 billion
Transamerica MLP & Energy Income	Kayne Anderson Capital Advisors, L.P.	0.70% of the first $250 million 0.62% over $250 million up to $500 million 0.55% over $500 million up to $1 billion 0.45% over $1 billion up to $2 billion 0.40% in excess of $2 billion
Transamerica Multi-Cap Growth	Alta Capital Management, LLC	0.25% of the first $700 million 0.24% over $700 million up to $1.5 billion 0.23% over $1.5 billion up to $3 billion 0.20% in excess of $3 billion
Transamerica Multi-Managed Balanced	Aegon USA Investment Management, LLC	0.12% of the first $1 billion 0.05% in excess of $1 billion
Transamerica Multi-Managed Balanced	J.P. Morgan Investment Management Inc.(3)	0.225% of the first $500 million 0.20% over $500 million up to $1 billion 0.16% over $1 billion up to $5 billion 0.15% in excess of $5 billion
Transamerica Multi-Manager Alternative Strategies Portfolio(13)	Goldman Sachs Asset Management, L.P.	0.10% of the first $1 billion 0.08% in excess of $1 billion
Transamerica Short-Term Bond(14)	Aegon USA Investment Management, LLC	0.25% of the first $250 million 0.20% over $250 million up to $500 million 0.175% over $500 million up to $1 billion 0.15% in excess of $1 billion
Transamerica Small Cap Core	Systematic Financial Management, L.P.	0.425% of the first $50 million 0.375% over $50 million up to $200 million 0.35% in excess of $200 million
Transamerica Small Cap Growth	Ranger Investment Management, L.P.	0.415% of the first $300 million 0.375% in excess of $300 million
Transamerica Small Cap Value	Boston Advisors, LLC	0.38% of the first $250 million 0.35% over $250 million up to $500 million 0.32% over $500 million up to $750 million 0.30% in excess of $750 million
Transamerica Small/Mid Cap Value	Systematic Financial Management, L.P.(3)	0.45% of the first $100 million 0.40% over $100 million up to $350 million 0.35% over $350 million up to $1 billion 0.30% in excess of $1 billion
Transamerica Small/Mid Cap Value	Thompson, Siegel & Walmsley LLC(15)	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% in excess of $2 billion
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Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Strategic High Income	Thompson, Siegel & Walmsley LLC	0.30% of the first $100 million 0.25% over $100 million up to $600 million 0.225% over $600 million up to $1 billion 0.20% over $1 billion up to $2 billion 0.185% in excess of $2 billion
Transamerica Total Return(16)	Pacific Investment Management Company LLC	0.25% of the first $1 billion 0.20% over $1 billion up to $3 billion 0.175% in excess of $3 billion
Transamerica Unconstrained Bond	PineBridge Investments LLC	0.25% of the first $1 billion 0.245% over $1 billion up to $2 billion 0.24% in excess of $2 billion
Transamerica US Growth(17)	Wellington Management Company LLP	0.25% of the first $150 million 0.22% over $150 million up to $650 million 0.20% over $650 million up to $1.15 billion 0.175% in excess of $1.15 billion
(1)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Loomis Sayles Bond Ret Opt, a separately managed account of Transamerica Life Insurance Company that is also advised by Loomis, Sayles & Company, L.P.
(2)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Morgan Stanley Capital Growth VP and Morgan Stanley Growth Ret Opt, a separately managed account of Transamerica Life Insurance Company that is also advised by Morgan Stanley Investment Management Inc.
(3)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with similar mandates of TST.
(4)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica JPMorgan Core Bond VP.
(5)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Clarion Global Real Estate Securities VP. Effective January 1, 2018, the sub-adviser agreed to voluntarily reduce its sub-advisory fee to 0.40% on the first $200 million of assets; 0.35% over $250 million up to $750 million; and 0.30% in excess of $750 million of the fund’s average daily net assets through at least December 31, 2018.
(6)	The sub-adviser has voluntarily agreed to waive its sub-advisory fees to 0.04% of the fund’s average daily net assets.
(7)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Jennison Growth VP.
(8)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Aegon High Yield Bond VP.
(9)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the portion of assets of Transamerica Multi-Managed Balanced VP that are sub-advised by Aegon USA Investment Management, LLC. Also included are the portion of assets of Balanced Ret Opt and Bond Ret Opt, each separately managed accounts of Transamerica Life Insurance Company that are advised by Aegon USA Investment Management, LLC.
(10)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica TS&W International Equity VP.
(11)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Greystone International Growth VP.
(12)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Levin Large Cap Value VP and Aegon Large Cap Value Fund, a sub-fund of Aegon Global Funds.
(13)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Multi-Manager Alternative Strategies VP.
(14)	The sub-adviser has voluntarily agreed to waive its sub-advisory fees to 0.20% of the first $250 million of average daily net assets; 0.15% of average daily net assets over $250 million up to $500 million; 0.125% of average daily net assets over $500 million up to $1 billion; 0.10% of average daily net assets in excess of $1 billion.
(15)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Small/Mid Cap Value VP for the portion of assets that are sub-advised by Thompson, Siegel & Walmsley LLC..
(16)	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica PIMCO Total Return VP.
(17)	The average daily net assets for the purpose of calculating sub-advisory fees will be aggregated with similar mandates of TST managed by Wellington Management Company LLP. Also included are WMC Core Equity and Disciplined U.S. Growth Equity, each separately managed accounts of Transamerica Life Insurance Company that are advised by Wellington Management Company LLP.
The following table sets forth the total amounts of sub-advisory fee paid by TAM, on behalf of a fund, to each sub-adviser for the last three fiscal years.
“N/A” in the table below indicates that the fund was not in operation or did not have a sub-adviser during the relevant fiscal year and, accordingly, no sub-advisory fees are shown.
Fund Name	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
	2017	2016	2015
Transamerica Bond	$ 672,551	$1,486,146	$2,404,849
Transamerica Capital Growth	$ 2,153,061	$3,046,473	$3,894,198
Transamerica Concentrated Growth	$ 544,094	$1,195,394	$ 988,187
Transamerica Core Bond	$ 1,655,475	$1,771,926	$1,349,241
Transamerica Developing Markets Equity	$ 6,198,650	$3,343,399	$3,101,757
Transamerica Dividend Focused	$ 1,361,851	$2,027,550	$1,986,555
Transamerica Dynamic Allocation	$ 19,847	$ 24,415	$ 25,565
Transamerica Dynamic Income	$ 246,409	$ 303,032	$ 470,340
Transamerica Emerging Markets Debt	$ 1,506,491	$1,428,431	$1,357,271
Transamerica Emerging Markets Equity	$ 996,240	$1,058,113	$1,501,634
Transamerica Event Driven	$ 670,080	$ 744,964	$ 431,927
Transamerica Flexible Income	$ 641,221	$ 639,091	$ 908,290
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Fund Name	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
	2017	2016	2015
Transamerica Floating Rate	$ 1,370,153	$ 900,382	$ 711,480
Transamerica Global Equity	$ 438,911	$1,062,787	$1,125,665
Transamerica Global Multifactor Macro	$ 1,044,957	$1,456,684	$ 897,411
Transamerica Global Real Estate Securities	$ 128,977	$ 176,746	$ 206,931
Transamerica Government Money Market	$ 122,829	$ 90,817	$ 64,834
Transamerica Growth	$ 970,601	$1,205,655	$1,392,316
Transamerica High Yield Bond	$ 2,785,608	$1,610,136	$1,863,001
Transamerica High Yield Muni	$ 252,668	$ 246,320	$ 60,925
Transamerica Inflation Opportunities	$ 350,114	$ 377,479	$ 479,068
Transamerica Intermediate Bond	$ 1,757,217	$ 898,588	$ 392,031
Transamerica Intermediate Muni	$ 1,858,029	$1,432,881	$ 321,960
Transamerica International Equity	$12,398,807	$7,535,802	$4,603,485
Transamerica International Growth	$ 5,010,509	$3,293,964	$2,408,407
Transamerica International Small Cap	$ 750,368	$3,201,064	$4,606,301
Transamerica International Small Cap Value	$ 3,516,581	$3,874,949	$3,817,098
Transamerica Large Cap Value	$ 3,766,046	$3,330,865	$3,191,687
Transamerica Long/Short Strategy	$ 136,634	$ 129,937	$ 864,467
Transamerica Managed Futures Strategy	$ 1,091,034	$1,731,266	$2,673,792
Transamerica Mid Cap Growth	$ 881,787	$1,673,666	$ 998,714
Transamerica Mid Cap Value	$ 992,046	$1,054,131	$1,108,533
Transamerica Mid Cap Value Opportunities	$ 3,768,032	$2,258,585	$1,178,716
Transamerica MLP & Energy Income	$ 2,513,765	$3,253,865	$4,131,848
Transamerica Multi-Cap Growth	$ 667,903	$ 953,949	$2,595,734
Transamerica Multi-Managed Balanced	$ 1,309,688	$1,135,397	$1,021,965
Transamerica Multi-Manager Alternative Strategies Portfolio	$ 327,119	$ 601,446	$ 908,495
Transamerica Short-Term Bond	$ 3,404,887	$3,758,451	$4,348,209
Transamerica Small Cap Core	$ 742,313	$ 348,567	$ 866,155
Transamerica Small Cap Growth	$ 518,160	$1,432,786	$2,147,079
Transamerica Small Cap Value	$ 1,095,819	$1,196,686	$2,345,510
Transamerica Small/Mid Cap Value	$ 2,763,642	$2,852,755	$3,397,982
Transamerica Strategic High Income	$ 400,737	$ 795,469	$ 96,793
Transamerica Total Return	$ 1,241,069	$1,257,719	$1,644,564
Transamerica Unconstrained Bond	$ 617,963	$ 424,816	$ 265,956
Transamerica US Growth	$ 1,927,297	$2,028,240	$2,239,129
Transamerica Dynamic Allocation and Transamerica Dynamic Income
On May 1, 2015, TAM hired QS Investors, LLC as sub-adviser to Transamerica Dynamic Allocation and Transamerica Dynamic Income to furnish day-to-day investment advice and recommendations to each fund. Prior to May 1, 2015, Aegon USA Investment Management, LLC (“AUIM”) served as sub-adviser to Transamerica Dynamic Allocation and Transamerica Dynamic Income. For the fiscal year ended October 31, 2015, AUIM was paid $17,517 with respect to Transamerica Dynamic Allocation and $253,059 with respect to Transamerica Dynamic Income.
Transamerica International Growth
On March 1, 2018, TAM hired Greystone Managed Investments Inc. as sub-adviser to Transamerica International Growth to furnish day-to-day investment advice and recommendations to the fund. Prior to March 1, 2018, MFS Investment Management served as sub-adviser to Transamerica International Growth.
Transamerica Multi-Cap Growth
On March 1, 2016, TAM hired Alta Capital Management, LLC as sub-adviser to Transamerica Multi-Cap Growth to furnish day-to-day investment advice and recommendations to the fund. Prior to March 1, 2016, Morgan Stanley Investment Management Inc. (“MSIM”) served as sub-adviser to Transamerica Multi-Cap Growth. MSIM was paid $466,314 for the fiscal year ended October 31, 2016.
Transamerica Multi-Manager Alternative Strategies Portfolio
On July 7, 2017, TAM hired Goldman Sachs Asset Management, L.P. as sub-adviser to Transamerica Multi-Manager Alternative Strategies Portfolio to furnish day-to-day investment advice and recommendations to the fund. Prior to July 7, 2017, AUIM served as sub-adviser to Transamerica Multi-Manager Alternative Strategies Portfolio. AUIM was paid $272,944 for the fiscal year ended October 31, 2017.
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Transamerica Small Cap Value
On September 28, 2015, TAM hired Boston Advisors, LLC as sub-adviser to Transamerica Small Cap Value to furnish day-to-day investment advice and recommendations to the fund. Prior to September 28, 2015, Lombardia Capital Partners, LLC (“Lombardia”) served as sub-adviser to Transamerica Small Cap Value. Lombardia was paid $2,194,438 for the fiscal year ended October 31, 2015.
Transamerica Small/Mid Cap Value
On December 5, 2016, TAM hired Thompson, Siegel & Walmsley, LLC (“TSW”) as an additional sub-adviser to Transamerica Small/Mid Cap Value. TSW furnishes day-to-day investment advice and recommendations with respect to the mid cap sleeve of the fund. Prior to December 5, 2016, Systematic Financial Management, L.P. (“Systematic”) served as the sole sub-adviser to Transamerica Small/Mid Cap Value. Systematic continues to serve as a sub-adviser with respect to the small cap sleeve of the fund.
Portfolio Construction Manager
Pursuant to an Asset Allocation Management Agreement with TAM, Morningstar Investment Management LLC (“Morningstar Investment Management”), located at 22 West Washington Street, Chicago, IL 60602, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Asset Allocation – Moderate Portfolio (the “Asset Allocation funds”).
TAM, not the Asset Allocation funds, is responsible for paying Morningstar Investment Management for its services as portfolio construction manager, and these fees are TAM’s expense. As a matter of administrative convenience, fees payable to Morningstar Investment Management may be deducted directly from an Asset Allocation funds bank account, in which case payment to TAM of the management fee would be net of the amounts paid to Morningstar Investment Management.
Morningstar Investment Management receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of an Asset Allocation fund’s average daily net assets:
0.1240% of the first $250 million
0.1085% over $250 million up to $500 million
0.0930% over $500 million up to $750 million
0.0775% over $750 million up to $1 billion
0.0620% over $1 billion up to $2 billion
0.0465% in excess of $2 billion
For the last three fiscal years, TAM paid Morningstar Investment Management the following amounts:
Fund Name	October 31
	2017	2016	2015
Transamerica Asset Allocation – Conservative Portfolio	$ 829,478	$ 782,113	$ 750,617
Transamerica Asset Allocation – Growth Portfolio	$1,020,908	$1,007,610	$1,051,770
Transamerica Asset Allocation – Moderate Growth Portfolio	$1,510,756	$1,541,103	$1,606,302
Transamerica Asset Allocation – Moderate Portfolio	$1,245,654	$1,272,031	$1,291,230
The Sub-Sub-Advisers
Western Asset Management Company (“Western Asset”) serves as sub-sub-adviser to Transamerica Dynamic Allocation. Western Asset, located at 385 East Colorado Boulevard, Pasadena, CA 91101, is a registered investment adviser. Western Asset is a wholly owned subsidiary of Legg Mason, Inc. Western Asset serves pursuant to a Sub-Sub-Advisory Agreement between Western Asset and QS Investors, LLC.
Schroder Investment Management North America Limited (“SIMNA Ltd.”) serves as sub-sub-adviser to Transamerica International Small Cap. SIMNA Ltd., located at 31 Gresham Street, London, EC2V 7QA, is a registered investment adviser. SIMNA Ltd. is a wholly owned subsidiary of SIM Ltd, which is owned by Schroder Administration Limited, which is owned by Schroders Plc. SIMNA Ltd. serves pursuant to a Sub-Sub-Advisory Agreement between SIMNA Ltd. and Schroder Investment Management North America Inc.
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Portfolio Manager Information
Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day investment advice and management or recommendations, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.
Transfer Agent
TFS serves as the transfer agent, withholding agent and dividend disbursing agent for each fund. As transfer agent, TFS maintains an account for each shareholder of a fund and performs other transfer agency functions. TFS has outsourced the provision of certain transfer agency services to DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169.
Class I, Class R1 and Advisor Class shares may pay sub-transfer agency fees to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of TFS providing such services. The other share classes do not pay sub-transfer agency fees directly, but TFS may use its available resources to pay for sub-transfer agency services for any share class, including those that pay sub-transfer agency fees directly.
Each share class pays the following transfer agency fees and, as applicable, sub-transfer agency fees:
Class A, B, C, R, T, T1, T2*
Open Account	$24.00 per account
Closed Account	$2.00 per account
Class I*
Open Direct Account	$24.00 per account
Open Networked Account	$12.00 per account
Closed Account	$2.00 per account
Sub-Transfer Agent and Omnibus Intermediary Fees	Up to 10 bps
Class I2, R6*
Asset Fee to TFS	0.75 bps
Class R1*
Asset Fee to TFS	0.75 bps
Sub-Transfer Agent and Omnibus Intermediary Fees	Up to 15 bps
Advisor Class*
Asset Fee to TFS	0.75 bps
Sub-Transfer Agent and Omnibus Intermediary Fees	Up to 20 bps
*	Applicable out-of pocket expenses, including, but not limited to, quarterly shareholder statements and postage, will be charged directly to the funds.
Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).
There were no brokerage credits received for the periods ended October 31, 2017, 2016 and 2015.
Custodian
State Street, located at One Lincoln Street, Boston, MA 02111, serves as the Trust’s custodian.
State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the funds’ securities lending agent and receives a share of the income generated by such activities.
Securities Lending Activities
The dollar amounts of income and fees and compensation paid to all service providers (including fees paid to State Street as securities lending agent and for cash collateral management) related to those funds that engaged in securities lending activities during the most recent fiscal year are provided in Appendix C of this SAI. The securities lending agent’s fees will be calculated on, and deducted from, the securities lending revenues of the applicable funds.
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To the extent a fund engaged in securities lending activities, the services provided by State Street as securities lending agent would include: selection of securities to be loaned; locating borrowers previously approved by the funds’ board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds’ instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds’ instructions; and arranging for return of loaned securities to the fund at loan termination.
Independent Registered Public Accounting Firm
Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the Trust’s independent registered public accounting firm.
Distributor and Distribution Plan
Distributor
Under the Underwriting Agreement, Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. TCI is an affiliate of TAM. TCI offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by TCI.
The Underwriting Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.
The Underwriting Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by TCI, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Underwriting Agreement will automatically and immediately terminate in the event of its assignment.
“N/A” in the tables below indicates that the fund was not in operation during the relevant fiscal year or had share classes with no underwriting commissions, accordingly, no information is shown.
Underwriting Commission
Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2017	2016	2015	2017	2016	2015
Transamerica Asset Allocation – Conservative Portfolio	$ 300,433	$ 607,209	$ 749,129	$ 48,889	$ 98,274	$123,594
Transamerica Asset Allocation – Growth Portfolio	$1,019,306	$1,227,428	$1,844,439	$155,415	$189,099	$285,316
Transamerica Asset Allocation – Moderate Growth Portfolio	$1,433,155	$2,021,739	$2,804,608	$225,386	$318,012	$443,820
Transamerica Asset Allocation – Moderate Portfolio	$ 814,079	$1,190,777	$1,755,597	$131,229	$188,267	$277,941
Transamerica Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Capital Growth	$ 702,535	$ 607,090	$ 606,917	$107,385	$ 94,247	$ 93,738
Transamerica Concentrated Growth	$ 3,682	$ 2,446	$ 2,941	$ 558	$ 389	$ 429
Transamerica Core Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Developing Markets Equity	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Dividend Focused	$ 74,632	$ 74,012	$ 59,248	$ 12,298	$ 11,095	$ 9,690
Transamerica Dynamic Allocation	$ 19,047	$ 28,332	$ 64,805	$ 2,855	$ 4,217	$ 9,878
Transamerica Dynamic Income	$ 71,051	$ 134,434	$ 320,112	$ 13,619	$ 25,161	$ 60,370
Transamerica Emerging Markets Debt	$ 33,144	$ 14,401	$ 72,532	$ 6,526	$ 2,902	$ 13,417
Transamerica Emerging Markets Equity	$ 11,813	$ 2,420	$ 9,715	$ 2,090	$ 382	$ 1,591
Transamerica Event Driven	N/A	-	N/A	N/A	-	N/A
Transamerica Flexible Income	$ 84,805	$ 131,350	$ 104,234	$ 15,550	$ 25,037	$ 19,776
Transamerica Floating Rate	$ 118,153	$ 28,837	$ 4,379	$ 21,052	$ 4,939	$ 801
Transamerica Global Equity	$ 32,447	$ 25,532	$ 103,624	$ 5,041	$ 4,151	$ 16,881
Transamerica Global Multifactor Macro	N/A	-	N/A	N/A	-	N/A
Transamerica Global Real Estate Securities	N/A	-	N/A	N/A	N/A	N/A
Transamerica Government Money Market	$ 1,193	$ 1,565	-	$ 124	$ 537	-
Transamerica Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica High Yield Bond	$ 201,271	$ 170,591	$ 148,578	$ 38,540	$ 31,711	$ 27,602
Transamerica High Yield Muni	$ 38,998	$ 189,986	$ 61,145	$ 9,236	$ 46,772	$ 14,093
Transamerica Inflation Opportunities	$ 324	$ 2,444	$ 1,012	$ 53	$ 482	$ 186
Transamerica Intermediate Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Intermediate Muni	$ 375,334	$1,204,168	$ 272,850	$ 92,292	$289,617	$ 61,563
Transamerica International Equity	$ 281,879	$ 185,108	$ 410,875	$ 44,976	$ 29,950	$ 62,711
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Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2017	2016	2015	2017	2016	2015
Transamerica International Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Small Cap	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Small Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Large Cap Value	$ 540,132	$ 255,964	$ 60,074	$ 81,118	$ 39,783	$ 9,542
Transamerica Long/Short Strategy	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Managed Futures Strategy	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Mid Cap Growth	$ 18,055	$ 11,646	$ 9,336	$ 3,011	$ 1,850	$ 1,369
Transamerica Mid Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Mid Cap Value Opportunities	$ 292,633	$ 96,510	$ 6,951	$ 46,084	$ 13,955	$ 1,018
Transamerica MLP & Energy Income	$ 75,388	$ 170,682	$ 463,774	$ 11,744	$ 26,869	$ 72,566
Transamerica Multi-Cap Growth	$ 32,663	$ 44,384	$ 54,329	$ 5,032	$ 6,741	$ 8,189
Transamerica Multi-Managed Balanced	$ 735,299	$ 893,481	$1,178,220	$121,329	$144,838	$186,302
Transamerica Multi-Manager Alternative Strategies Portfolio	$ 19,043	$ 41,553	$ 129,418	$ 3,169	$ 6,675	$ 20,522
Transamerica Short-Term Bond	$ 326,579	$ 299,422	$ 393,150	$ 60,355	$ 59,208	$ 76,083
Transamerica Small Cap Core	$ 1,103	$ 7,639	$ 2,063	$ 148	$ 1,172	$ 368
Transamerica Small Cap Growth	$ 32,716	$ 10,999	$ 5,972	$ 5,189	$ 1,777	$ 836
Transamerica Small Cap Value	$ 2,087	$ 3,238	$ 5,931	$ 304	$ 482	$ 959
Transamerica Small/Mid Cap Value	$ 441,252	$ 200,802	$ 385,731	$ 69,714	$ 31,416	$ 59,938
Transamerica Strategic High Income	$ 47,176	$ 14,335	$ 9,433	$ 7,869	$ 2,083	$ 1,534
Transamerica Total Return	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Unconstrained Bond	N/A	-	N/A	N/A	-	N/A
Transamerica US Growth	$ 219,283	$ 185,744	$ 246,601	$ 33,198	$ 28,321	$ 38,288

Fund Name	For the Period Ended October 31, 2017
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica Asset Allocation – Conservative Portfolio	$ 48,889	$ 17,276	$ 0	$ 425,254
Transamerica Asset Allocation – Growth Portfolio	$155,415	$ 44,697	$ 0	$ 630,646
Transamerica Asset Allocation – Moderate Growth Portfolio	$225,386	$ 65,750	$ 0	$1,264,067
Transamerica Asset Allocation – Moderate Portfolio	$131,229	$ 38,407	$ 0	$ 919,887
Transamerica Bond	N/A	N/A	N/A	N/A
Transamerica Capital Growth	$107,385	$ 15,070	$ 0	$ (65,442)
Transamerica Concentrated Growth	$ 558	$ 123	$ 0	$ (100)
Transamerica Core Bond	N/A	N/A	N/A	N/A
Transamerica Developing Markets Equity	N/A	N/A	N/A	N/A
Transamerica Dividend Focused	$ 12,298	$ 1,425	$ 0	$ 10,013
Transamerica Dynamic Allocation	$ 2,855	$ 327	$ 0	$ 8,544
Transamerica Dynamic Income	$ 13,619	$ 5,030	$ 0	$ 200,099
Transamerica Emerging Markets Debt	$ 6,526	$ 664	$ 0	$ 1,445
Transamerica Emerging Markets Equity	$ 2,090	$ 853	$ 0	$ 2,197
Transamerica Event Driven	N/A	N/A	$ 0	N/A
Transamerica Flexible Income	$ 15,550	$ 6,525	$ 0	$ 32,141
Transamerica Floating Rate	$ 21,052	$ 6,417	N/A	$ (75,712)
Transamerica Global Equity	$ 5,041	$ 1,079	$ 0	$ 57,038
Transamerica Global Multifactor Macro	N/A	N/A	N/A	N/A
Transamerica Global Real Estate Securities	N/A	N/A	N/A	N/A
Transamerica Government Money Market	$ 124	$ 11,461	$ 0	$ 26,375
Transamerica Growth	N/A	N/A	N/A	N/A
Transamerica High Yield Bond	$ 38,540	$ 7,218	$ 0	$ 29,900
Transamerica High Yield Muni	$ 9,236	$ 10,729	$ 0	$ (13,770)
Transamerica Inflation Opportunities	$ 53	$ 1	N/A	$ 492
Transamerica Intermediate Bond	N/A	N/A	$ 0	N/A
Transamerica Intermediate Muni	$ 92,292	$149,948	N/A	$ (193,900)
Transamerica International Equity	$ 44,976	$ 26,129	N/A	$ (127,028)
Transamerica International Growth	N/A	N/A	$ 0	N/A
Transamerica International Small Cap	N/A	N/A	$ 0	N/A
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Fund Name	For the Period Ended October 31, 2017
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica International Small Cap Value	N/A	N/A	$ 0	N/A
Transamerica Large Cap Value	$ 81,118	$ 16,040	$ 0	$ (244,764)
Transamerica Long/Short Strategy	N/A	N/A	$ 0	N/A
Transamerica Managed Futures Strategy	N/A	N/A	$ 0	N/A
Transamerica Mid Cap Growth	$ 3,011	$ 3	$ 0	$ 189
Transamerica Mid Cap Value	N/A	N/A	$ 0	N/A
Transamerica Mid Cap Value Opportunities	$ 46,084	$ 7,310	$ 0	$ (96,550)
Transamerica MLP & Energy Income	$ 11,744	$ 7,683	$ 0	$ 18,243
Transamerica Multi-Cap Growth	$ 5,032	$ 494	$ 0	$ 10,275
Transamerica Multi-Managed Balanced	$121,329	$ 34,402	N/A	$ (25,708)
Transamerica Multi-Manager Alternative Strategies Portfolio	$ 3,169	$ 1,967	$ 0	$ 68,685
Transamerica Short-Term Bond	$ 60,355	$113,220	$ 0	$ (209,835)
Transamerica Small Cap Core	$ 148	$ 99	$ 0	$ (70)
Transamerica Small Cap Growth	$ 5,189	$ 67	$ 0	$ (12,238)
Transamerica Small Cap Value	$ 304	$ 0	$ 0	$ (10)
Transamerica Small/Mid Cap Value	$ 69,714	$ 8,192	N/A	$ 185,156
Transamerica Strategic High Income	$ 7,869	$ 1,472	N/A	$ 52,079
Transamerica Total Return	N/A	N/A	N/A	N/A
Transamerica Unconstrained Bond	N/A	N/A	N/A	N/A
Transamerica US Growth	$ 33,198	$ 2,388	N/A	$ 100,615
Distribution Plan
The Trust adopted a distribution plan (“12b-1 Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act applicable to Class A, Class C, Class R, Class R1, Class T1 and Class T2 shares of the funds, as applicable. Advisor Class, Class I, Class I2, Class R6, and Class T shares are not subject to distribution and service fees. Effective November 1, 2013, Class B shares were no longer available to existing investors except for exchanges and dividend and capital gains reinvestment.
Each fund’s 12b-1 Distribution Plan permits the fund to pay fees to TCI and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Distribution Plan, the fund would not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Under each 12b-1 Distribution Plan, a fund may pay the fees to the Distributor and others until the 12b-1 Distribution Plan is terminated or not renewed.
The 12b-1 Distribution Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund’s Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. For so long as the 12b-1 Distribution Plan is in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.
The 12b-1 Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the 12b-1 Distribution Plan or any agreement relating thereto, cast in person at a meeting called for that purpose.
Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a particular class of shares of a fund also requires approval by the shareholders of that class.
A 12b-1 Distribution Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class.
Under the 12b-1 Distribution Plan for Class A, Class T1 and Class T2 shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.25% of the average daily net assets of the fund’s Class A, Class T1 and Class T2 shares. For Class B shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees up to 1.00% of the average daily net assets of the fund’s Class B shares. For Class C shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 1.00% of the average daily net assets of the fund’s Class C shares. For Class R and Class R1 shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.50% of the average daily net assets of the fund’s Class R and Class R1 shares.
Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Financial Intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. The prospectus contains a description of distribution and service fees payable under the 12b-1 Distribution Plan with respect to the shares offered in that prospectus.
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TCI may use the fees payable under the 12b-1 Distribution Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of Class A, Class C, Class R, Class R1, Class T1 or Class T2 shares, or in personal service to and/or maintenance of these shareholder accounts.
More specifically, these fees may be used by TCI or a financial intermediary for expenses related to a fund, including: costs of printing and distributing the fund prospectuses, statements of additional information and reports to prospective investors in the fund; costs involved in preparing, printing and distributing sales literature pertaining to the fund and reports for persons other than existing shareholders; an allocation of overhead and other branch office distribution-related expenses of TCI or a financial intermediary; payments made to, and expenses of, a TCI or a financial intermediary and other persons who provide support or personal services to shareholders in connection with the distribution of the fund’s shares; and interest-related expenses, or the cost of capital associated with, the financing of any of the foregoing. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the 12b-1 Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts.
In the case of a fund or a class of shares that is closed to new investors or investments, the fees are paid for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts.
In determining whether to approve the 12b-1 Distribution Plan and the Distribution Agreements, the Trustees considered the anticipated benefits to shareholders from adopting the 12b-1 Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of TCI that payments of distribution-related expenses by the funds under the 12b-1 Distribution Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe the 12b-1 Distribution Plan will enable each fund to promote sales of its shares and provide personal service and maintenance with respect to shareholder accounts as appropriate for the fund. In turn, these promotion efforts are expected to result in increased sales and lead to an increase in a fund’s net asset levels, which should enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund’s investment manager and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.
The 12b-1 Distribution Plan requires that at least quarterly the Trust and the Distributor shall provide to the Board of Trustees and the Board of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the 12b-1 Distribution Plan.
Distribution Fees Paid Under the 12b-1 Distribution Plan
The table below shows the total dollar amounts paid to the Distributor for the last three fiscal years.
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no distribution fees are shown.
Fund	2017	2016	2015
Transamerica Asset Allocation – Conservative Portfolio	$ 8,132,598	$ 8,370,669	$ 7,600,425
Transamerica Asset Allocation – Growth Portfolio	$10,519,293	$10,617,713	$11,330,179
Transamerica Asset Allocation – Moderate Growth Portfolio	$18,892,096	$20,355,409	$21,847,608
Transamerica Asset Allocation – Moderate Portfolio	$14,146,191	$15,746,587	$16,436,917
Transamerica Capital Growth	$ 2,651,085	$ 2,013,455	$ 1,794,961
Transamerica Concentrated Growth	$ 15,701	$ 10,130	$ 7,095
Transamerica Dividend Focused	$ 565,663	$ 638,893	$ 402,151
Transamerica Dynamic Allocation	$ 119,323	$ 155,624	$ 204,045
Transamerica Dynamic Income	$ 2,393,797	$ 2,976,522	$ 4,907,416
Transamerica Emerging Markets Debt	$ 482,529	$ 493,365	$ 1,164,140
Transamerica Emerging Markets Equity	$ 112,283	$ 34,174	$ 44,876
Transamerica Event Driven	$ 547	N/A	N/A
Transamerica Flexible Income	$ 1,372,111	$ 1,201,903	$ 1,165,585
Transamerica Floating Rate	$ 755,276	$ 164,915	$ 112,817
Transamerica Global Equity	$ 644,613	$ 714,003	$ 941,201
Transamerica Government Money Market	$ 2,130,594	$ 1,397,795	N/A
Transamerica High Yield Bond	$ 1,683,923	$ 1,827,507	$ 2,533,661
Transamerica High Yield Muni	$ 342,157	$ 873,267	$ 277,323
Transamerica Inflation Opportunities	$ 10,339	$ 8,299	$ 5,594
Transamerica Intermediate Muni	$ 4,619,520	$ 7,060,598	$ 1,742,191
Transamerica International Equity	$ 3,142,552	$ 3,633,061	$ 3,802,112
Transamerica International Growth	N/A	N/A	N/A
Transamerica Large Cap Value	$ 2,655,991	$ 727,842	$ 396,459
75

Fund	2017	2016	2015
Transamerica Mid Cap Growth	$ 105,519	$ 46,345	$ 33,356
Transamerica Mid Cap Value Opportunities	$ 1,692,523	$ 866,274	$ 198,675
Transamerica MLP & Energy Income	$ 502,135	$ 670,541	$ 1,420,965
Transamerica Multi-Cap Growth	$ 292,519	$ 357,196	N/A
Transamerica Multi-Managed Balanced	$ 7,056,205	$ 5,220,964	$ 3,895,076
Transamerica Multi-Manager Alternative Strategies Portfolio	$ 797,199	$ 1,198,415	$ 1,776,514
Transamerica Short-Term Bond	$15,200,066	$13,640,214	$16,654,561
Transamerica Small Cap Core	$ 32,683	$ 19,589	$ 8,690
Transamerica Small Cap Growth	$ 232,945	$ 88,961	$ 58,025
Transamerica Small Cap Value	$ 41,053	$ 21,075	$ 16,944
Transamerica Small/Mid Cap Value	$ 4,812,225	$ 4,209,483	$ 5,340,662
Transamerica Strategic High Income	$ 713,704	$ 953,931	$ 22,559
Transamerica Unconstrained Bond	N/A	N/A	N/A
Transamerica US Growth	$ 2,279,542	$ 2,191,973	$ 2,041,210
The table below shows total distribution and service fees and expenses paid to the Distributor for the fiscal year ended October 31, 2017 with respect to Class A, Class B, Class C and Class R shares of the funds. Class R1, Class T1 and Class T2 shares had not commenced operations as of October 31, 2017, so no amounts are shown for those share classes.
As of November 1, 2013, Class B shares were no longer available to new or existing investors except for exchanges and dividend and capital gains reinvestment.
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no distribution fees are shown.
Transamerica Asset Allocation – Conservative Portfolio
Promotion and Distribution Expenses	Class A	Class B	Class C	Class R
Compensation to dealers	$1,694,082	$23,989	$3,265,924	$ 7,938
Compensation to Sales Personnel	1,327,485	5,884	273,033	2,865
Printing and Postage	8,212	36	1,689	18
Promotional Expenses	307,538	1,363	63,253	664
Travel	150,713	668	30,998	325
Office and Other Expenses	796,789	3,532	163,881	1,719
TOTALS	$4,284,819	$35,472	$3,798,778	$13,529

Transamerica Asset Allocation – Growth Portfolio
Promotion and Distribution Expenses	Class A	Class B	Class C	Class R
Compensation to dealers	$1,897,661	$47,644	$5,952,080	$16,315
Compensation to Sales Personnel	783,116	11,207	533,897	6,877
Printing and Postage	4,844	69	3,303	43
Promotional Expenses	181,424	2,596	123,688	1,593
Travel	88,909	1,272	60,615	781
Office and Other Expenses	470,046	6,727	320,458	4,128
TOTALS	$3,426,000	$69,515	$6,994,041	$29,737

Transamerica Asset Allocation – Moderate Growth Portfolio
Promotion and Distribution Expenses	Class A	Class B	Class C	Class R
Compensation to dealers	$3,354,456	$ 83,075	$10,920,435	$29,277
Compensation to Sales Personnel	1,354,420	19,621	925,976	8,254
Printing and Postage	8,379	121	5,728	51
Promotional Expenses	313,778	4,546	214,520	1,912
Travel	153,771	2,228	105,129	937
Office and Other Expenses	812,957	11,777	555,794	4,954
TOTALS	$5,997,761	$121,368	$12,727,582	$45,385

Transamerica Asset Allocation – Moderate Portfolio
Promotion and Distribution Expenses	Class A	Class B	Class C	Class R
Compensation to dealers	$2,559,897	$51,324	$7,725,471	$36,366
Compensation to Sales Personnel	1,270,775	161	651,217	11,187
Printing and Postage	7,861	1	4,028	69
Promotional Expenses	294,400	37	150,867	2,592
76

Transamerica Asset Allocation – Moderate Portfolio
Promotion and Distribution Expenses	Class A	Class B	Class C	Class R
Travel	144,275	18	73,935	1,270
Office and Other Expenses	762,751	97	390,877	6,715
TOTALS	$5,039,959	$51,638	$8,996,395	$58,199

Transamerica Capital Growth
Promotion and Distribution Expenses	Class A	Class B	Class C
Compensation to dealers	$ 494,409	$4,517	$ 787,489
Compensation to Sales Personnel	560,292	1,051	137,909
Printing and Postage	3,466	7	853
Promotional Expenses	129,803	243	31,949
Travel	63,612	119	15,657
Office and Other Expenses	336,301	631	82,777
TOTALS	$1,587,883	$6,568	$1,056,634

Transamerica Concentrated Growth
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$1,943	$ 8,673
Compensation to Sales Personnel	1,406	1,199
Printing and Postage	9	7
Promotional Expenses	326	278
Travel	160	136
Office and Other Expenses	844	720
TOTALS	$4,688	$11,013

Transamerica Dividend Focused
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$228,311	$74,976
Compensation to Sales Personnel	126,058	8,382
Printing and Postage	780	52
Promotional Expenses	29,204	1,942
Travel	14,312	952
Office and Other Expenses	75,663	5,031
TOTALS	$474,328	$91,335

Transamerica Dynamic Allocation
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$21,662	$71,660
Compensation to Sales Personnel	6,728	6,594
Printing and Postage	42	41
Promotional Expenses	1,559	1,528
Travel	764	749
Office and Other Expenses	4,038	3,958
TOTALS	$34,793	$84,530

Transamerica Dynamic Income
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$267,575	$1,662,084
Compensation to Sales Personnel	109,444	128,379
Printing and Postage	677	794
Promotional Expenses	25,355	29,742
Travel	12,425	14,575
Office and Other Expenses	65,691	77,056
TOTALS	$481,167	$1,912,630

Transamerica Emerging Markets Debt
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$ 72,851	$138,033
Compensation to Sales Personnel	119,621	19,569
Printing and Postage	740	121
Promotional Expenses	27,712	4,534
77

Transamerica Emerging Markets Debt
Promotion and Distribution Expenses	Class A	Class C
Travel	13,581	2,222
Office and Other Expenses	71,799	11,746
TOTALS	$306,304	$176,225

Transamerica Emerging Markets Equity
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$15,470	$20,528
Compensation to Sales Personnel	37,222	1,866
Printing and Postage	230	12
Promotional Expenses	8,623	432
Travel	4,226	212
Office and Other Expenses	22,342	1,120
TOTALS	$88,113	$24,170

Transamerica Event Driven
Promotion and Distribution Expenses	Class A	Class I
Compensation to dealers	$0	$ 0
Compensation to Sales Personnel	0	280
Printing and Postage	0	2
Promotional Expenses	0	65
Travel	0	32
Office and Other Expenses	0	168
TOTALS	$0	$547

Transamerica Flexible Income
Promotion and Distribution Expenses	Class A	Class B	Class C
Compensation to dealers	$212,320	$1,938	$510,573
Compensation to Sales Personnel	274,233	471	56,960
Printing and Postage	1,696	3	352
Promotional Expenses	63,532	109	13,196
Travel	31,135	53	6,467
Office and Other Expenses	164,602	282	34,189
TOTALS	$747,518	$2,856	$621,737

Transamerica Floating Rate
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$ 75,269	$207,347
Compensation to Sales Personnel	182,714	59,476
Printing and Postage	1,130	368
Promotional Expenses	42,329	13,779
Travel	20,744	6,752
Office and Other Expenses	109,669	35,699
TOTALS	$431,855	$323,421

Transamerica Global Equity
Promotion and Distribution Expenses	Class A	Class B	Class C
Compensation to dealers	$ 97,817	$2,900	$409,884
Compensation to Sales Personnel	38,486	678	29,503
Printing and Postage	238	4	183
Promotional Expenses	8,916	157	6,835
Travel	4,369	77	3,350
Office and Other Expenses	23,100	407	17,709
TOTALS	$172,926	$4,223	$467,464

Transamerica Government Money Market
Promotion and Distribution Expenses	Class A	Class B	Class C
Compensation to dealers	$ 680,881	$2,038	$ 75,189
Compensation to Sales Personnel	674,849	608	27,800
Printing and Postage	4,175	4	172
Promotional Expenses	156,342	141	6,440
78

Transamerica Government Money Market
Promotion and Distribution Expenses	Class A	Class B	Class C
Travel	76,618	69	3,156
Office and Other Expenses	405,061	365	16,686
TOTALS	$1,997,926	$3,225	$129,443

Transamerica High Yield Bond
Promotion and Distribution Expenses	Class A	Class B	Class C
Compensation to dealers	$ 267,429	$4,846	$471,877
Compensation to Sales Personnel	426,429	1,145	53,962
Printing and Postage	2,638	7	334
Promotional Expenses	98,791	265	12,501
Travel	48,414	130	6,126
Office and Other Expenses	255,953	687	32,389
TOTALS	$1,099,654	$7,080	$577,189

Transamerica High Yield Muni
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$ 62,670	$105,000
Compensation to Sales Personnel	65,035	24,371
Printing and Postage	402	151
Promotional Expenses	15,067	5,646
Travel	7,384	2,767
Office and Other Expenses	39,036	14,628
TOTALS	$189,594	$152,563

Transamerica Inflation Opportunities
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$1,545	$6,289
Compensation to Sales Personnel	670	614
Printing and Postage	4	4
Promotional Expenses	155	142
Travel	76	70
Office and Other Expenses	402	368
TOTALS	$2,852	$7,487

Transamerica Intermediate Muni
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$ 562,114	$1,560,045
Compensation to Sales Personnel	908,434	371,206
Printing and Postage	5,620	2,296
Promotional Expenses	210,456	85,997
Travel	103,137	42,144
Office and Other Expenses	545,264	222,807
TOTALS	$2,335,025	$2,284,495

Transamerica International Equity
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$ 767,376	$712,535
Compensation to Sales Personnel	709,989	141,943
Printing and Postage	4,392	878
Promotional Expenses	164,483	32,884
Travel	80,607	16,115
Office and Other Expenses	426,153	85,197
TOTALS	$2,153,000	$989,552

79

Transamerica International Growth
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	N/A	N/A
Compensation to Sales Personnel	N/A	N/A
Printing and Postage	N/A	N/A
Promotional Expenses	N/A	N/A
Travel	N/A	N/A
Office and Other Expenses	N/A	N/A
TOTALS	N/A	N/A

Transamerica Large Cap Value
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$ 291,479	$ 641,396
Compensation to Sales Personnel	681,374	201,545
Printing and Postage	4,215	1,247
Promotional Expenses	157,854	46,692
Travel	77,358	22,882
Office and Other Expenses	408,977	120,972
TOTALS	$1,621,257	$1,034,734

Transamerica Mid Cap Growth
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$19,864	$12,194
Compensation to Sales Personnel	35,790	1,852
Printing and Postage	221	11
Promotional Expenses	8,291	429
Travel	4,063	210
Office and Other Expenses	21,482	1,112
TOTALS	$89,711	$15,808

Transamerica Mid Cap Value Opportunities
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$ 256,838	$235,958
Compensation to Sales Personnel	544,190	70,547
Printing and Postage	3,366	436
Promotional Expenses	126,072	16,344
Travel	61,783	8,009
Office and Other Expenses	326,636	42,344
TOTALS	$1,318,885	$373,638

Transamerica MLP & Energy Income
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$ 97,267	$269,074
Compensation to Sales Personnel	57,420	12,161
Printing and Postage	355	75
Promotional Expenses	13,302	2,817
Travel	6,519	1,381
Office and Other Expenses	34,465	7,299
TOTALS	$209,328	$292,807

Transamerica Multi-Cap Growth
Promotion and Distribution Expenses	Class A	Class B	Class C
Compensation to dealers	$117,262	$1,958	$74,376
Compensation to Sales Personnel	42,336	457	7,895
Printing and Postage	262	3	49
Promotional Expenses	9,808	106	1,829
Travel	4,806	52	896
Office and Other Expenses	25,411	274	4,739
TOTALS	$199,885	$2,850	$89,784

80

Transamerica Multi-Managed Balanced
Promotion and Distribution Expenses	Class A	Class B	Class C
Compensation to dealers	$1,301,922	$6,820	$2,232,012
Compensation to Sales Personnel	1,479,981	1,567	319,757
Printing and Postage	9,155	10	1,978
Promotional Expenses	342,866	363	74,078
Travel	168,027	178	36,303
Office and Other Expenses	888,321	941	191,926
TOTALS	$4,190,272	$9,879	$2,856,054

Transamerica Multi-Manager Alternative Strategies Portfolio
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$105,449	$509,132
Compensation to Sales Personnel	56,234	37,339
Printing and Postage	348	231
Promotional Expenses	13,028	8,650
Travel	6,384	4,239
Office and Other Expenses	33,753	22,412
TOTALS	$215,196	$582,003

Transamerica Short-Term Bond
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$2,834,656	$5,440,685
Compensation to Sales Personnel	2,927,229	620,977
Printing and Postage	18,108	3,841
Promotional Expenses	678,150	143,861
Travel	332,337	70,501
Office and Other Expenses	1,756,995	372,726
TOTALS	$8,547,475	$6,652,591

Transamerica Small Cap Core
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$ 7,379	$6,913
Compensation to Sales Personnel	8,817	606
Printing and Postage	55	4
Promotional Expenses	2,043	140
Travel	1,001	69
Office and Other Expenses	5,292	364
TOTALS	$24,587	$8,096

Transamerica Small Cap Growth
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$ 30,879	$41,157
Compensation to Sales Personnel	70,821	11,629
Printing and Postage	438	72
Promotional Expenses	16,407	2,694
Travel	8,040	1,320
Office and Other Expenses	42,508	6,980
TOTALS	$169,093	$63,852

Transamerica Small Cap Value
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$ 6,075	$ 9,020
Compensation to Sales Personnel	12,016	1,285
Printing and Postage	74	8
Promotional Expenses	2,784	298
Travel	1,364	146
Office and Other Expenses	7,212	771
TOTALS	$29,525	$11,528

81

Transamerica Small/Mid Cap Value
Promotion and Distribution Expenses	Class A	Class B	Class C
Compensation to dealers	$ 914,667	$18,490	$2,372,837
Compensation to Sales Personnel	525,794	4,404	241,590
Printing and Postage	3,253	27	1,494
Promotional Expenses	121,811	1,020	55,969
Travel	59,695	500	27,428
Office and Other Expenses	315,595	2,643	145,008
TOTALS	$1,940,815	$27,084	$2,844,326

Transamerica Strategic High Income
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	$ 64,871	$448,068
Compensation to Sales Personnel	40,323	62,548
Printing and Postage	249	387
Promotional Expenses	9,342	14,491
Travel	4,578	7,101
Office and Other Expenses	24,203	37,543
TOTALS	$143,566	$570,138

Transamerica Unconstrained Bond
Promotion and Distribution Expenses	Class A	Class C
Compensation to dealers	N/A	N/A
Compensation to Sales Personnel	N/A	N/A
Printing and Postage	N/A	N/A
Promotional Expenses	N/A	N/A
Travel	N/A	N/A
Office and Other Expenses	N/A	N/A
TOTALS	N/A	N/A

Transamerica US Growth
Promotion and Distribution Expenses	Class A	Class B	Class C
Compensation to dealers	$1,124,688	$14,650	$411,458
Compensation to Sales Personnel	341,241	3,348	28,818
Printing and Postage	2,111	21	178
Promotional Expenses	79,055	776	6,676
Travel	38,742	380	3,272
Office and Other Expenses	204,822	2,009	17,297
TOTALS	$1,790,659	$21,184	$467,699
Dealer Reallowances
Class A, Class B, Class C, and Class T Shares Only (not applicable to Advisor Class, Class I, Class I2, Class R, Class R1, Class R6, Class T1 or Class T2 Shares)
Transamerica Funds sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. TCI keeps the sales charge, then “reallows” a portion to the dealers through which shares were purchased. This is how dealers are compensated. From time to time, and particularly in connection with sales that are not subject to a sales charge, TCI may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.
Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by TCI, including lodging and travel expenses, in accordance with the rules of the FINRA.
Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.
82

Class A Share Dealer Reallowances
(all funds except Transamerica Dynamic Income, Transamerica Emerging Markets Debt, Transamerica Flexible Income, Transamerica Floating Rate, Transamerica High Yield Bond, Transamerica High Yield Muni, Transamerica Inflation Opportunities, Transamerica Intermediate Muni, Transamerica Government Money Market and Transamerica Short-Term Bond)
Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $50 Thousand	4.75%
$50 Thousand to under $100 Thousand	4.00%
$100 Thousand to under $250 Thousand	2.75%
$250 Thousand to under $500 Thousand	2.25%
$500 Thousand to under $1 Million	1.75%
For purchases of $1 Million and above:
$1 Million to under $5 Million	1.00% (a)
$5 Million to under $50 Million	Plus 0.50% (a)
$50 Million and above	Plus 0.25% (a)

Class A Share Dealer Reallowances
(Transamerica Dynamic Income, Transamerica Emerging Markets Debt, Transamerica Flexible Income, Transamerica Floating Rate, Transamerica High Yield Bond and Transamerica Inflation Opportunities)
Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $50 Thousand	4.00%
$50 Thousand to under $100 Thousand	3.25%
$100 Thousand to under $250 Thousand	2.75%
$250 Thousand to under $500 Thousand	1.75%
$500 Thousand to under $1 Million	1.00%
For purchases of $1 Million and above:
$1 Million to under $5 Million	0.50% (a)
$5 Million and above	Plus 0.25% (a)

Class A Share Dealer Reallowances (Transamerica High Yield Muni and Transamerica Intermediate Muni)
Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $50 Thousand	2.75%
$50 Thousand to under $100 Thousand	2.00%
$100 Thousand to under $250 Thousand	1.50%
$250 Thousand to under $500 Thousand	1.00%
$500 Thousand to under $1 Million	0.50%
For purchases of $1 Million and above:
$1 Million to under $5 Million	0.50% (a)
$5 Million and above	Plus 0.25% (a)

Class A Share Dealer Reallowances (Transamerica Short-Term Bond)
Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $250 Thousand	2.00%
$250 Thousand to under $5 Million	0.50%
$5 Million and Above	Plus 0.25% (a)

Class B Share Dealer Reallowances
Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
All purchases	4.00% (b)

83

Class C Share Dealer Reallowances (all funds except Transamerica High Yield Muni and Transamerica Intermediate Muni)
Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
All purchases	1.00% (c)*

Class C Share Dealer Reallowances (Transamerica High Yield Muni and Transamerica Intermediate Muni)
Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
All purchases	0.75% (c)*

Class T Share Dealer Reallowances (Transamerica US Growth)
Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $10,000	7.00%
$10,000 to under $25,000	6.25%
$25,000 to under $50,000	5.50%
$50,000 to under $75,000	5.00%
$75,000 to under $100,000	4.25%
$100,000 to under $250,000	3.75%
$250,000 to under $500,000	2.50%
$500,000 to under $1,000,000	1.00%
$1,000,000 and over	1.00%
(a)	No Dealer Reallowance is paid on purchases made on behalf of wrap accounts for the benefit of certain broker-dealers, financial institutions, or financial planners, who have entered into arrangements with Transamerica Funds or TCI, and for purchases made by a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Code.
(b)	From time to time, TCI may reallow to a dealer an amount less than 4% on sales of Class B shares. In such circumstances, TCI will benefit directly to the extent the reallowance percentage is reduced below 4% on any purchase of Class B shares.
(c)	From time to time, TCI may enter into agreements with brokers and dealers whereby the dealer allowance may be less than the amount indicated. Such agreements would also provide that the applicable shares could be subject to a contingent deferred sales charge for a period less than the otherwise applicable period.
*	All shares designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares.
Note: There is no sales charge on Class A shares of Transamerica Government Money Market.
As of November 1, 2013, Class B shares were no longer available to new or existing investors except for exchanges and dividend and capital gains reinvestment.
Purchase, Redemption and Pricing of Shares
Shareholder Accounts
Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each fund’s prospectus.
Purchase of Shares
Class A, Class B, Class C, Class I, Class I2, Class R, Class R1, Class R2, Class R6, Class T, Class T1, Class T2 and Advisor Class Shares
As stated in the prospectuses, the funds currently offer investors a choice of fifteen classes of shares: Class A, Class B, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R4, Class R6, Class T, Class T1, Class T2 and Advisor Class shares. Not all Transamerica Funds offer all classes of shares.
Class A and Class C shares of a fund can be purchased through TCI or through broker-dealers or other financial institutions that have sales agreements with TCI. Shares of each fund are sold at the NAV as determined at the close of the regular session of business on the NYSE next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A and Class T shares.) The prospectus contains detailed information about the purchase of fund shares.
Effective November 1, 2013, Class B* shares were closed to new and existing investors except in the following circumstances:
•	Existing Class B shareholders may continue to exchange their Class B shares for Class B shares of other funds, subject to the requirements described in the prospectus.
•	Existing Class B shareholders may continue to add to their accounts through dividend and capital gains reinvestments.
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*Shareholders who purchased Class B shares of a fund before 4:00 p.m. on July 14, 2010 (the “Close Time”) may continue to hold those shares until they automatically convert to Class A shares as provided in the existing conversion schedule set forth in the prospectus.
All other features of Class B shares described in the prospectus and this SAI – including contingent deferred sales charges, Rule 12b-1 distribution and service fees, and conversion and redemption features – will remain unchanged and will continue in effect after the Close Time.
Class I shares are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the funds’ affiliates. The minimum investment for Class I shares is $1,000,000 per fund account, but will be waived for certain investors, including fee-based programs, qualified retirement plans, financial intermediaries that submit trades on behalf of underlying investors Directors, Trustees and officers of any Transamerica-sponsored funds, and employees of Transamerica and its affiliates.
Class I2 shares are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts.
This SAI only references the Class R shares that are currently offered for investment in the following funds: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Asset Allocation – Moderate Portfolio, each a series of Transamerica Funds. Class R shares of certain other series of Transamerica Funds are discussed in a separate SAI.
Class R shares of Transamerica Government Money Market were renamed Class R2 shares on October 13, 2017. Class R2 shares of Transamerica Government Money Market are discussed in a separate SAI.
Class R, R2 and R4 shares of the applicable funds are only offered through 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans), and are generally intended for purchase by smaller retirement plan clients of Transamerica Retirement Solutions, LLC. Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class R, R2, R4 and I3 shares of the relevant funds are discussed in a separate SAI.
Class R and Class R2 are available only to eligible retirement plans where Class R or Class R2 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
As stated in the prospectus, Class R, R1 and R6 shares of the applicable funds are intended for purchase by participants in certain retirement plans described below and under the following conditions:
•	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).
•	Class R, R1 and R6 shares are available only to eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
•	The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R1 and R6 shares in certain investment products or programs.
Transamerica US Growth includes Class T shares, which are not available for new investors.
Class T1 and Class T2 shares are available only to investors who are investing through a financial intermediary who has an agreement with TCI to sell shares of the fund.
Advisor Class shares are generally available only to Registered Investment Advisors and may be available through certain financial intermediaries who have an agreement with Transamerica Asset Management or its affiliates to offer the shares on their supermarket platforms or to other entities that are permitted under agreement with and approved by the Funds’ distributor, in its discretion.
Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
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Information on sales charge reductions and/or waivers can also be found on the Transamerica Funds’ website at www.transamerica.com.
Not all financial intermediaries make all shares available to their clients. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. Certain financial intermediaries through which you may invest in fund shares may impose their own investment fees, policies and procedures for purchasing and selling fund shares, which are not described in the prospectus or this SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of fund shares and the financial intermediary’s policies, procedures and other information.
Retirement Plans
Class A, Class B, Class C, Class I, Class T, Class T1, Class T2 and Advisor Class Only (Not Applicable to Class I2, Class R, Class R1, Class R2 and Class R6 Shares)
Transamerica Funds offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plan documents for Individual Retirement Accounts, Code Section 403(b)(7) plans and SEP-IRA and SIMPLE IRA plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank and Trust Company, Kansas City, MO (“State Street”), acts as the custodian or trustee under these plans for which it charges an annual fee of $15.00 on each such fund account with a maximum of $30.00 per tax identification number. However, if your combined retirement plan and ESA account(s)’ balance per taxpayer identification number is more than $50,000, there is no fee. To receive additional information or forms on these plans, please call your financial adviser or Transamerica Funds Customer Service at 1-888-233-4339 or write to Transamerica Fund Services, Inc. at P.O. Box 219945, Kansas City, MO 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax adviser with respect to the requirements of such plans and the tax aspects thereof. Please note: each plan type may not be available in each share class.
Redemption of Shares
Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will normally be sent within three business days of the receipt of a redemption request in good order, but in any event within seven days, regardless of the method a fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, redemption payments may be delayed up to ten calendar days if the shares being redeemed were recently purchased by check or electronic funds transfer. The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the fund’s net assets at the time of redemption. Class B shares and Class C shares and certain Class A and Class T share purchases are also subject to a contingent deferred sales charge upon certain redemptions. Advisor Class, Class I, Class I2, Class R1, Class R6, Class T1 and Class T2 shares are not subject to the contingent deferred sales charge.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind by redeeming shareholders may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available.
Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.
The Contingent Deferred Sales Charge (“CDSC”) is waived on redemptions of Class B and Class C (and Class A and Class T, when applicable) in the circumstances described below.
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(a) Redemption upon Total Disability or Death
A fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.
(b) Redemption Pursuant to a Fund’s Systematic Withdrawal Plan
A shareholder may elect to participate in a systematic withdrawal plan (“SWP”) with respect to the shareholder’s investment in a fund. Under the SWP, a dollar amount of a participating shareholder’s investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder’s instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.
On redemptions made under Transamerica Funds’ systematic withdrawal plan (may not exceed 12% of the account value per fund on the day the systematic withdrawal plan was established).
(c) Certain Retirement Plan Withdrawals
CDSC is also waived for accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not apply to transfer of asset redemptions, broker directed accounts or omnibus accounts.)
Share Conversion
If you hold Class A, Class B, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R4, Class R6, Class T, Class T1, Class T2, or Advisor Class shares and are eligible for purchase of Class I shares (as described in the Class I prospectus), you may be eligible to convert your shares to Class I shares (or, under certain circumstances, convert to Class A shares) of the same fund, subject to the discretion of Transamerica Fund Services, Inc. to permit or reject such a conversion. If you hold Class I shares and are eligible to purchase Class R6 shares (as described in the Class R6 prospectus), you may be eligible to convert Class I shares to Class R6 shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc. to permit or reject such a conversion. If you hold Class I shares and are eligible to purchase Class I2 shares (as described in the Class I2 prospectus), you may be eligible to convert Class I shares to Class I2 shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc. to permit or reject such a conversion. If you hold Class A shares that are subject to a waiver of the applicable front-end sales charge and are eligible to purchase Advisor Class shares (as described in the Advisor Class prospectus), you may be eligible to convert Class A shares to Advisor Class shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc. to permit or reject such a conversion. If you hold Class A shares or Class C shares and are eligible to purchase Class T1 or Class T2 shares (as described in the Class T1 or Class T2 prospectus), you may be eligible to convert Class A shares or Class C shares to Class T1 or Class T2 shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc. to permit or reject such a conversion. Please contact your financial adviser or Customer Service for conversion requirements and instructions.
A conversion between share classes of the same fund is a nontaxable event.
If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.
Net Asset Valuation (“NAV”) Determination
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of all funds (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.
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Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus any applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the Asset Allocation Funds are received and accepted. For purchases of shares of the Asset Allocation Funds through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Asset Allocation Funds.
For investments in separate accounts of insurance companies that invest in Class I2 shares of the funds, orders for Class I2 shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
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Brokerage
Subject to policies established by the Board and TAM, the sub-advisers are responsible for placement of the funds’ securities transactions. In placing orders, it is the policy of a fund to seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, TAM or the sub-adviser, as applicable, having in mind the fund’s best interests, considers all factors it deems relevant, including: the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities
Decisions as to the selection of broker-dealers and the assignment of fund brokerage business for a fund and negotiation of its commission rates are made by TAM or the sub-adviser, as applicable, whose policy is to seek to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all fund transactions. In doing so, a fund may pay higher commission rates than the lowest available when its sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.
There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-advisers may receive services from many broker-dealers with which the sub-advisers place the fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The services obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such services in servicing other accounts in addition to the respective fund. Conversely, services provided to a sub-advisers by broker-dealers in connection with trades executed on behalf of other clients of the sub-adviser may be useful to the sub-adviser in managing the fund, although not all of these services may be necessarily useful and of value to the sub-adviser in managing such other clients. The receipt of such services enables a sub-adviser to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act and the SEC’s interpretive guidance thereunder, a sub-adviser may cause a fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a fund.
A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM or the sub-adviser. A sub-adviser may place transactions with a broker-dealer that is an affiliate of TAM or the sub-adviser where, in the judgment of the sub-adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of TAM or the sub-adviser may receive and retain compensation for effecting portfolio transactions for the fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the fund do not exceed “usual and customary
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brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
A sub-adviser to a fund, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place security transactions with broker/dealers with which the Trust has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the funds. In no event will commissions paid by a fund be used to pay expenses that would otherwise be borne by any other fund in the Trust, or by any other party. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.
Securities held by a fund may also be held by other separate accounts, mutual funds or other accounts for which TAM or a sub-adviser serves as an adviser, or held by TAM or a sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by TAM or a sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TAM or a sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when TAM or a sub-adviser deems the purchase or sale of a security to be in the best interests of a fund as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the fund with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by TAM or the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a fund.
The Board of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the funds, and reviews the prices and commissions, if any, paid by the funds to determine if they were reasonable.
Brokerage Commissions Paid
The following funds paid the aggregate brokerage commissions indicated for the last three fiscal years:
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no commissions are shown.
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Fund Name	Brokerage Commissions Paid (including affiliated commissions)					Affiliated Brokerage Commissions Paid
	2017($)	2017(%) ^	2016($)	2016(%) ^	2015	2017($)	2017(%) *	2016($)	2016 (%)*	2015
Transamerica Asset Allocation – Conservative Portfolio	-	0.00%	-	-	-	-	-	-	-	-
Transamerica Asset Allocation – Growth Portfolio	-	0.00%	-	-	-	-	-	-	-	-
Transamerica Asset Allocation – Moderate Growth Portfolio	-	0.00%	-	-	-	-	-	-	-	-
Transamerica Asset Allocation – Moderate Portfolio	-	0.00%	-	-	-	-	-	-	-	-
Transamerica Bond	-	0.00%	$ 2,633	0.01%	$ 7,774	-	-	-	-	-
Transamerica Capital Growth	$ 310,800	2.19%	$ 430,517	2.28%	$ 290,147	$403	0.13%	$361	0.08%	$208
Transamerica Concentrated Growth	$ 34,741	0.24%	$ 360,391	1.91%	$ 111,598	-	-	-	-	-
Transamerica Core Bond	-	0.00%	-	-	-	-	-	-	-	-
Transamerica Developing Markets Equity	$1,099,348	7.75%	$ 719,595	3.81%	$ 961,446	-	-	-	-	-
Transamerica Dividend Focused	$ 213,039	1.50%	$ 560,149	2.97%	$ 197,634	-	-	-	-	-
Transamerica Dynamic Allocation	$ 844	0.00%	$ 9,574	0.05%	$ 27,784	-	-	-	-	-
Transamerica Dynamic Income	$ 45,623	0.32%	$ 210,750	1.12%	$ 488,094	-	-	-	-	-
Transamerica Emerging Markets Debt	-	0.00%	$ 482	-	$ 795	-	-	-	-	-
Transamerica Emerging Markets Equity	$ 181,811	1.28%	$ 318,813	1.69%	$ 560,646	-	-	-	-	-
Transamerica Event Driven	$1,015,660	7.16%	$1,328,170	7.04%	$ 607,239	-	-	-	-	-
Transamerica Flexible Income	-	0.00%	$ 95	-	$ 6	-	-	-	-	-
Transamerica Floating Rate	$ 1,241	0.01%	$ 769	-	$ 1,350	-	-	-	-	-
Transamerica Global Equity	$ 64,278	0.45%	$ 391,184	2.07%	$ 250,867	-	-	-	-	-
Transamerica Global Multifactor Macro	$ 81,222	0.57%	$ 146,595	0.78%	$ 88,707	-	-	-	-	-
Transamerica Global Real Estate Securities	$ 72,594	0.51%	$ 46,328	0.25%	$ 55,722	-	-	-	-	-
Transamerica Government Money Market	-	0.00%	-	-	-	-	-	-	-	-
Transamerica Growth	$ 133,774	0.94%	$ 160,278	0.85%	$ 157,920	-	-	-	-	-
Transamerica High Yield Bond	$ 8,267	0.06%	$ 605	-	$ 932	-	-	-	-	-
Transamerica High Yield Muni	$ 53	0.00%	-	-	$ 80	-	-	-	-	-
Transamerica Inflation Opportunities	$ 4	0.00%	$ 2,479	0.01%	$ 3,440	-	-	-	-	-
Transamerica Intermediate Bond	-	0.00%	-	-	-	-	-	-	-	-
Transamerica Intermediate Muni	$ 11	0.00%	-	-	$ 200	-	-	-	-	-
Transamerica International Equity	$2,546,564	17.95%	$2,622,377	13.91%	$1,232,084	-	-	-	-	-
Transamerica International Growth	$ 322,540	2.27%	$ 488,131	2.59%	$ 364,977	-	-	-	-	-
Transamerica International Small Cap	$ 94,757	0.67%	$ 879,629	4.66%	$ 746,902	-	-	-	-	-
Transamerica International Small Cap Value	$ 384,946	2.71%	$ 494,028	2.62%	$ 564,836	-	-	-	-	-
Transamerica Large Cap Value	$2,946,963	20.77%	$2,998,161	15.90%	$2,229,170	-	-	-	-	-
Transamerica Long/Short Strategy	$ 29,310	0.21%	$ 38,035	0.20%	$ 292,707	-	-	-	-	-
Transamerica Managed Futures Strategy	$ 108,243	0.77%	$ 184,417	0.98%	$ 325,551	-	-	-	-	-
Transamerica Mid Cap Growth	$ 203,613	1.43%	$ 743,234	3.94%	$ 336,499	-	-	-	-	-
Transamerica Mid Cap Value	$ 48,186	0.34%	$ 57,960	0.31%	$ 35,804	-	-	-	-	-
Transamerica Mid Cap Value Opportunities	$1,300,344	9.16%	$1,263,999	6.70%	$ 531,736	-	-	-	-	-
Transamerica MLP & Energy Income	$ 250,095	1.76%	$ 621,431	3.29%	$ 565,644	-	-	-	-	-
Transamerica Multi-Cap Growth	$ 169,217	1.19%	$ 120,401	0.64%	$ 287,960	-	-	-	-	$511
Transamerica Multi-Managed Balanced	$ 133,970	0.94%	$ 114,115	0.60%	$ 93,066	-	-	-	-	-
Transamerica Multi-Manager Alternative Strategies Portfolio	$ 668	0.00%	$ 16	-	-	-	-	-	-	-
Transamerica Short-Term Bond	-	0.00%	-	-	-	-	-	-	-	-
Transamerica Small Cap Core	$ 230,674	1.63%	$ 214,619	1.14%	$ 352,269	-	-	-	-	-
91

Fund Name	Brokerage Commissions Paid (including affiliated commissions)					Affiliated Brokerage Commissions Paid
	2017($)	2017(%) ^	2016($)	2016(%) ^	2015	2017($)	2017(%) *	2016($)	2016 (%)*	2015
Transamerica Small Cap Growth	$137,667	0.97%	$522,229	2.77%	$ 620,710	-	-	-	-	-
Transamerica Small Cap Value	$353,820	2.49%	$556,615	2.95%	$1,562,838	-	-	-	-	-
Transamerica Small/Mid Cap Value - Composite	N/A	0.00%	$854,783	N/A	$ 883,322	-	-	-	-	-
Transamerica Small/Mid Cap Value - Systematic Sleeve	$184,352	1.30%	N/A	N/A	N/A	-	-	-	N/A	N/A
Transamerica Small/Mid Cap Value - TS&W Sleeve	$687,060	4.84%	N/A	N/A	N/A	-	-	-	N/A	N/A
Transamerica Strategic High Income	$ 70,831	0.50%	$887,640	4.70%	$ 916,135	-	-	-	-	-
Transamerica Total Return	$ 61,420	0.43%	$ 46,850	0.25%	$ 46,783	-	-	-	-	-
Transamerica Unconstrained Bond	$ 10,161	0.07%	$ 6,186	0.03%	$ 2,903	-	-	-	-	-
Transamerica US Growth	$245,230	1.73%	$295,790	1.57%	$ 376,556	-	-	-	-	-

^ Brokerage Commissions Paid by the fund as a percentage of overall Brokerage Commissions Paid by all Transamerica Funds.
* Affiliated Brokerage Commissions Paid by the fund as a percentage of total Brokerage Commissions Paid by the fund.
92

Brokerage Commissions Paid for Research
The following table provides an estimate of brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2017.
Fund Name	Paid as of October 31, 2017
Transamerica Asset Allocation – Conservative Portfolio	-
Transamerica Asset Allocation – Growth Portfolio	-
Transamerica Asset Allocation – Moderate Growth Portfolio	-
Transamerica Asset Allocation – Moderate Portfolio	-
Transamerica Bond	-
Transamerica Capital Growth	$ 209,498
Transamerica Concentrated Growth	$ 12,962
Transamerica Core Bond	-
Transamerica Developing Markets Equity	$ 938,492
Transamerica Dividend Focused	$ 144,934
Transamerica Dynamic Allocation	-
Transamerica Dynamic Income	-
Transamerica Emerging Markets Debt	-
Transamerica Emerging Markets Equity	$ 95,995
Transamerica Event Driven	$ 344,382
Transamerica Flexible Income	-
Transamerica Floating Rate	-
Transamerica Global Equity	$ 57,744
Transamerica Global Multifactor Macro	-
Transamerica Global Real Estate Securities	$ 55,011
Transamerica Government Money Market	-
Transamerica Growth	$ 90,030
Transamerica High Yield Bond	-
Transamerica High Yield Muni	-
Transamerica Inflation Opportunities	-
Transamerica Intermediate Bond	-
Transamerica Intermediate Muni	-
Transamerica International Equity	$2,120,718
Transamerica International Growth	$ 171,139
Transamerica International Small Cap	$ 73,134
Transamerica International Small Cap Value	$ 308,424
Transamerica Large Cap Value	$2,032,440
Transamerica Long/Short Strategy	$ 3,119
Transamerica Managed Futures Strategy	-
Transamerica Mid Cap Growth	$ 255,124
Transamerica Mid Cap Value	$ 18,006
Transamerica Mid Cap Value Opportunities	$1,280,666
Transamerica MLP & Energy Income	$ 197,258
Transamerica Multi-Cap Growth	$ 61,203
Transamerica Multi-Managed Balanced - JPMorgan Sleeve	$ 24,891
Transamerica Multi-Manager Alternative Strategies Portfolio	-
Transamerica Short-Term Bond	-
Transamerica Small Cap Core	-
Transamerica Small Cap Growth	$ 114,352
Transamerica Small Cap Value	$ 168,202
Transamerica Small/Mid Cap Value	$ 586,873
Transamerica Strategic High Income	$ 74,642
Transamerica Total Return	-
Transamerica Unconstrained Bond	-
Transamerica US Growth	$ 193,508
The estimates above are based upon custody data provided to CAPIS and were calculated using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions. USD transactions executed at commission rates below $.02 per share, non-USD developed market transactions executed at 8 basis points and below, and non-USD emerging market transactions executed at 12 basis points and below are considered to be
93

executed at discounted rates. For example, Commission paid on USD transactions at rates at or above $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Exchange Act. Commissions paid on fixed price offerings and transactions in futures and options are not included in this analysis.
94

Securities of Regular Broker Dealers
During the fiscal year ended October 31, 2017, the funds purchased securities issued by the following regular broker-dealers of the funds, which had the following values as of October 31, 2017.
Fund Name	Bank of America Corp.	Bank of New York Mellon	Barclays Capital, Inc.	BNP Paribas Securities Corp.	Citigroup, Inc.	Credit Suisse Securities (USA) LLC	Deutsche Bank Securities, Inc.	Goldman Sachs Group, Inc.	J.P. Morgan SecuritiesLLC	Morgan Stanley & Co., Inc.	Societe Generale	Wells Fargo & Co.
Transamerica Bond	$ 4,539,700	$ -	$ 2,617,898	$ -	$ 1,198,245	$ -	$ -	$ 382,545	$ 4,169,927	$ 5,247,535	$1,144,967	$ 1,912,473
Transamerica Core Bond	$12,826,830	$ 1,091,186	$ 2,009,414	$ -	$ 8,633,705	$ 2,982,149	$ 1,355,153	$12,455,953	$ 4,127,479	$10,855,631	$ 577,661	$13,636,671
Transamerica Dividend Focused	$28,757,336	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 26,950,602	$ -	$ -	$25,577,384
Transamerica Emerging Markets Equity	$ -	$ -	$ 1,319,673	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Transamerica Event Driven	$ 410,850	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 1,125,000	$ -	$ -
Transamerica Flexible Income	$ 5,135,188	$ -	$ 4,795,347	$ 421,094	$ 4,944,394	$ 2,902,630	$ 957,766	$ 4,683,650	$ 3,050,427	$ 4,210,231	$ -	$ 4,517,634
Transamerica Global Equity	$ -	$ -	$ -	$2,672,838	$ -	$ -	$ -	$ -	$ 3,308,157	$ -	$ -	$ 2,609,724
Transamerica Growth	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 5,442,706	$ 6,439,945	$ -	$ -	$ -
Transamerica High Yield Bond	$10,184,738	$ -	$12,286,786	$9,997,726	$ -	$14,796,488	$ -	$ 7,028,391	$ 4,464,002	$10,459,344	$7,263,270	$ -
Transamerica Inflation Opportunities	$ 2,321,753	$ -	$ 226,569	$ -	$ 1,036,799	$ 994,260	$ -	$ 1,384,720	$ 228,976	$ 1,235,532	$ -	$ 289,520
Transamerica Intermediate Bond	$25,843,325	$ -	$24,983,773	$2,696,094	$ 29,098,267	$19,124,531	$ 4,809,101	$35,002,487	$ 44,068,798	$54,354,376	$2,484,880	$22,840,326
Transamerica International Growth	$ -	$ -	$10,974,574	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Transamerica Large Cap Value	$56,582,810	$ -	$ -	$ -	$106,575,000	$ -	$ -	$ -	$118,719,800	$63,750,000	$ -	$ -
Transamerica Long/Short Strategy	$ 333,911	$ 89,060	$ -	$ -	$ 265,115	$ -	$ -	$ -	$ -	$ 472,250	$ -	$ -
Transamerica Multi-Cap Growth	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 8,336,790
Transamerica Multi-Managed Balanced	$15,809,053	$ 3,423,071	$ 3,484,168	$ 207,813	$ 14,641,845	$ 2,976,605	$ 248,310	$ 4,330,420	$ 6,786,782	$13,323,409	$ 445,454	$12,379,566
Transamerica Short-Term Bond	$70,001,830	$14,375,738	$ 7,509,365	$ -	$ 39,559,213	$42,901,482	$20,500,429	$47,127,653	$ 52,644,033	$41,045,211	$ -	$32,303,612
Transamerica Small/Mid Cap Value	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 1,045,000	$ -	$ -	$ -
Transamerica Strategic High Income	$ 1,849,650	$ -	$ -	$ -	$ 1,448,100	$ -	$ -	$ -	$ 2,188,268	$ 669,500	$ -	$ 1,940,650
Transamerica Total Return	$18,501,305	$ -	$16,392,313	$ -	$ 9,524,164	$ 8,294,456	$ 6,029,916	$ 4,403,541	$ 25,807,387	$ 8,702,462	$1,376,375	$11,088,768
Transamerica Unconstrained Bond	$ 2,488,655	$ -	$ 1,563,540	$1,870,543	$ 6,463,795	$ 2,502,871	$ -	$ 3,753,225	$ 8,009,543	$ 1,650,913	$1,724,505	$ 3,510,414
95

Principal Shareholders and Control Persons
Principal Shareholders
To the knowledge of the Trust, as of February 2, 2018, the following persons owned beneficially or of record 5% or more of the outstanding shares of the class of the funds indicated.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	A	67.19%
Td Ameritrade Inc For Our Customers PO Box 2226 Omaha NE 68103-2226	Transamerica Asset Allocation - Conservative Portfolio	Advisor	53.59%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation - Conservative Portfolio	Advisor	46.41%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	B	18.66%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	B	15.19%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	B	7.65%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Conservative Portfolio	B	7.57%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Asset Allocation - Conservative Portfolio	B	6.19%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Conservative Portfolio	B	5.94%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	C	18.73%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Conservative Portfolio	C	10.64%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	C	9.66%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	C	8.92%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Conservative Portfolio	C	7.50%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Conservative Portfolio	C	6.96%
96

Name & Address	Fund Name	Class	Percent
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Conservative Portfolio	C	5.97%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Asset Allocation - Conservative Portfolio	C	5.14%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Conservative Portfolio	I	26.10%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Asset Allocation - Conservative Portfolio	I	23.04%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	I	13.87%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	I	13.13%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Conservative Portfolio	I	6.77%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Asset Allocation - Conservative Portfolio	I	5.03%
Alan Simons FBO Alan M Simons Dds Pllc 401(k) Profi 5243 Parkside Dr W Bloomfield MI 48323-2172	Transamerica Asset Allocation - Conservative Portfolio	R	20.25%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Conservative Portfolio	R	15.75%
Alexander Kirschenbaum FBO Alexander Kirschenbaum M D P C 401( 229 East 79th Street Ste A New York NY 10075-0866	Transamerica Asset Allocation - Conservative Portfolio	R	14.76%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Conservative Portfolio	R	7.45%
Pai Trust Company, Inc. Hysen And Associates, Inc. 401(k) P 1300 Enterprise Drive De Pere WI 54115-4934	Transamerica Asset Allocation - Conservative Portfolio	R	6.85%
Mid Atlantic Trust Company FBO Graham, Arceneaux & Allen, L.L 401( 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	6.11%
Mid Atlantic Trust Company FBO Holiday Trims, Inc. 401(k) Plan 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	5.88%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation - Conservative Portfolio	T1	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Growth Portfolio	A	29.57%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Growth Portfolio	A	7.21%
97

Name & Address	Fund Name	Class	Percent
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	A	7.17%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Growth Portfolio	A	5.16%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation - Growth Portfolio	Advisor	100.00%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	B	7.65%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Growth Portfolio	B	6.28%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Growth Portfolio	C	16.61%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Growth Portfolio	C	13.91%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	C	10.95%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	C	9.42%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Asset Allocation - Growth Portfolio	C	6.52%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Growth Portfolio	C	6.12%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Growth Portfolio	C	5.52%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Asset Allocation - Growth Portfolio	I	22.81%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	I	17.96%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Asset Allocation - Growth Portfolio	I	12.58%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Growth Portfolio	I	10.22%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Growth Portfolio	I	8.39%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Growth Portfolio	I	7.84%
98

Name & Address	Fund Name	Class	Percent
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Growth Portfolio	I	6.66%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Growth Portfolio	R	31.08%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	R	10.59%
Stifel Nicolaus & CO Inc Midwest Meter Inc 401k 501 N Broadway FL 8 Saint Louis MO 63102-2137	Transamerica Asset Allocation - Growth Portfolio	R	9.52%
Mid Atlantic Trust Company FBO Graham, Arceneaux & Allen, L.L 401( 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Growth Portfolio	R	8.45%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Growth Portfolio	R	7.24%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation - Growth Portfolio	T1	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Growth Portfolio	A	34.12%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	A	8.51%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	A	6.61%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Moderate Growth Portfolio	A	6.26%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Transamerica Asset Allocation - Moderate Growth Portfolio	A	5.21%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation - Moderate Growth Portfolio	Advisor	100.00%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	B	13.46%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Growth Portfolio	B	11.94%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	C	17.87%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Moderate Growth Portfolio	C	12.63%
99

Name & Address	Fund Name	Class	Percent
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	C	11.29%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	C	7.55%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Growth Portfolio	C	7.00%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Asset Allocation - Moderate Growth Portfolio	C	5.81%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Growth Portfolio	C	5.12%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	I	22.94%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Asset Allocation - Moderate Growth Portfolio	I	15.50%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	I	12.88%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Asset Allocation - Moderate Growth Portfolio	I	10.70%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Moderate Growth Portfolio	I	10.04%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Growth Portfolio	I	7.43%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Growth Portfolio	I	6.28%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Moderate Growth Portfolio	R	19.22%
Mid Atlantic Trust Company FBO Freight All Kinds 401(k) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Growth Portfolio	R	17.34%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Moderate Growth Portfolio	R	16.47%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	R	10.34%
Matrix Trust Company Cust. FBO Rural Gravure Service, Inc. 401(k) 717 17th Street Suite 1300 Denver CO 80202-3304	Transamerica Asset Allocation - Moderate Growth Portfolio	R	8.92%
100

Name & Address	Fund Name	Class	Percent
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation - Moderate Growth Portfolio	T1	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Portfolio	A	50.56%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	A	6.81%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Moderate Portfolio	A	5.14%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	A	5.05%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation - Moderate Portfolio	Advisor	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Portfolio	B	16.35%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	B	16.22%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Asset Allocation - Moderate Portfolio	B	9.78%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Portfolio	B	5.44%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	B	5.34%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	C	20.58%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Portfolio	C	10.36%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Moderate Portfolio	C	9.55%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	C	9.23%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Portfolio	C	8.36%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Portfolio	C	6.12%
101

Name & Address	Fund Name	Class	Percent
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Asset Allocation - Moderate Portfolio	C	5.07%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Portfolio	I	26.71%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Asset Allocation - Moderate Portfolio	I	21.96%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	I	15.14%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Asset Allocation - Moderate Portfolio	I	9.44%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	I	8.21%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Moderate Portfolio	R	22.75%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Portfolio	R	13.23%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation - Moderate Portfolio	R	12.92%
Don Firth FBO Jobsinlogistics Com Inc 401(k) Profit Sharing Plan & Trust 17501 Biscayne Blvd Ste 530 Aventura FL 33160-4806	Transamerica Asset Allocation - Moderate Portfolio	R	8.78%
Mid Atlantic Trust Company FBO Fi Consulting Inc 401(k) Profit Sha 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R	6.02%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation - Moderate Portfolio	T1	100.00%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	37.27%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	29.80%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	24.00%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Bond	R6	62.34%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Bond	R6	36.77%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Capital Growth	A	27.23%
102

Name & Address	Fund Name	Class	Percent
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	A	9.64%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Capital Growth	A	8.15%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Capital Growth	A	5.21%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Capital Growth	A	5.20%
Td Ameritrade Inc For Our Customers PO Box 2226 Omaha NE 68103-2226	Transamerica Capital Growth	Advisor	52.09%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Capital Growth	Advisor	47.91%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	C	21.35%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Capital Growth	C	11.82%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Capital Growth	C	10.87%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Capital Growth	C	7.18%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Capital Growth	C	7.01%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Capital Growth	C	6.49%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Capital Growth	C	5.01%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Capital Growth	I	21.98%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	I	12.27%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Capital Growth	I	7.58%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Capital Growth	I	7.03%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Capital Growth	I	6.50%
103

Name & Address	Fund Name	Class	Percent
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Capital Growth	I	6.30%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Capital Growth	I	6.14%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Capital Growth	I	5.22%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	37.34%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	29.91%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	19.06%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	7.41%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Capital Growth	T1	79.81%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Capital Growth	T1	20.19%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Concentrated Growth	A	30.97%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Concentrated Growth	A	11.07%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Concentrated Growth	A	10.48%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Concentrated Growth	A	9.70%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Concentrated Growth	Advisor	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Concentrated Growth	C	31.21%
104

Name & Address	Fund Name	Class	Percent
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Concentrated Growth	C	21.52%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Concentrated Growth	C	12.89%
Albert H Bernhardt III & Catherine M Bernhardt Ttees Bernhardt Family Trust Dtd 12/09/2004 8659 142Nd St Orland Park IL 60462-4189	Transamerica Concentrated Growth	C	12.75%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Concentrated Growth	C	7.59%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Concentrated Growth	I	32.80%
Strafe & Co Robert E Torray Revocable Trust PO Box 6924 Newark DE 19714-6924	Transamerica Concentrated Growth	I	32.51%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Concentrated Growth	I	18.86%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Concentrated Growth	I2	37.38%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Concentrated Growth	I2	29.97%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Concentrated Growth	I2	19.08%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Concentrated Growth	I2	7.43%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Concentrated Growth	T1	100.00%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	32.19%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	13.31%
105

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	13.23%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	12.18%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	10.62%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	9.47%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Developing Markets Equity	I2	20.98%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Developing Markets Equity	I2	19.85%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Developing Markets Equity	I2	16.67%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Developing Markets Equity	I2	14.69%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Developing Markets Equity	I2	8.66%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Developing Markets Equity	I2	7.59%
TCM Division Transamerica Advisors Life Ins Co Ml Life Variable Annuity Sp Acct D 4333 Edgewood Rd NE MS 4410 Cedar Rapids IA 52499-0001	Transamerica Dividend Focused	A	71.24%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Dividend Focused	A	15.30%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Dividend Focused	Advisor	100.00%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Dividend Focused	C	18.43%
106

Name & Address	Fund Name	Class	Percent
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Dividend Focused	C	13.97%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Dividend Focused	C	12.58%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Dividend Focused	C	10.08%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Dividend Focused	C	8.33%
Umb Bank Na Cust IRA FBO Burton H Levy 2043 Los Angeles Ave Berkeley CA 94707-2428	Transamerica Dividend Focused	C	6.81%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Dividend Focused	I	59.76%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Dividend Focused	I	13.37%
Matrix Trust CO As Agent FBO Old Mutual Asset Management Volunta PO Box 52129 Phoenix AZ 85072-2129	Transamerica Dividend Focused	I	10.23%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Dividend Focused	I	6.67%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Dividend Focused	I	6.12%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Dividend Focused	I2	36.92%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Dividend Focused	I2	29.59%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Dividend Focused	I2	18.84%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Dividend Focused	I2	7.34%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Dividend Focused	R6	72.30%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Dividend Focused	R6	22.24%
107

Name & Address	Fund Name	Class	Percent
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Dividend Focused	R6	5.47%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Dividend Focused	T1	54.24%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Dividend Focused	T1	45.76%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Dynamic Allocation	A	22.01%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Dynamic Allocation	A	19.28%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Dynamic Allocation	C	25.50%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Dynamic Allocation	C	19.80%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Dynamic Allocation	C	19.04%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Dynamic Allocation	I	36.87%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Dynamic Allocation	I	31.53%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Dynamic Allocation	I	11.14%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Dynamic Allocation	I	10.42%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Dynamic Allocation	I	8.54%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Dynamic Allocation	T1	100.00%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Dynamic Income	A	19.46%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Dynamic Income	A	16.48%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Dynamic Income	A	14.13%
108

Name & Address	Fund Name	Class	Percent
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Dynamic Income	A	9.52%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Transamerica Dynamic Income	A	5.56%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Dynamic Income	A	5.28%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Dynamic Income	A	5.20%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Dynamic Income	Advisor	100.00%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Dynamic Income	C	20.96%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Dynamic Income	C	17.58%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Dynamic Income	C	12.74%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Dynamic Income	C	7.48%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Dynamic Income	C	6.92%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Dynamic Income	C	6.39%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Dynamic Income	C	5.34%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Dynamic Income	C	5.33%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dt E FL 2 Jacksonville FL 32246	Transamerica Dynamic Income	C	5.27%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Dynamic Income	I	29.43%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Dynamic Income	I	24.47%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dt E FL 2 Jacksonville FL 32246	Transamerica Dynamic Income	I	12.62%
109

Name & Address	Fund Name	Class	Percent
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Dynamic Income	I	6.78%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Dynamic Income	I	6.67%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Dynamic Income	I	6.38%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Dynamic Income	T1	100.00%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Emerging Markets Debt	A	33.21%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Emerging Markets Debt	A	13.29%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	A	11.37%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Emerging Markets Debt	A	8.99%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Emerging Markets Debt	A	7.75%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Emerging Markets Debt	A	7.17%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Emerging Markets Debt	Advisor	100.00%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Emerging Markets Debt	C	23.00%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Emerging Markets Debt	C	13.63%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Emerging Markets Debt	C	11.59%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Emerging Markets Debt	C	10.34%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Emerging Markets Debt	C	9.98%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Emerging Markets Debt	C	7.73%
110

Name & Address	Fund Name	Class	Percent
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Emerging Markets Debt	C	7.30%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	C	5.08%
Charles Schwab & CO Inc Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Transamerica Emerging Markets Debt	I	42.38%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Emerging Markets Debt	I	13.12%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	I	12.40%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Emerging Markets Debt	I	7.35%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Emerging Markets Debt	I	5.62%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Debt	I2	37.27%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Debt	I2	33.46%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Debt	I2	20.11%
Fifth Third Bank Ttee FBO Materion Corp Transamerica Acct # 52-2-9668179 5001 Kingsley Dr Dept 3385 Cincinnati OH 45227-1114	Transamerica Emerging Markets Debt	R6	71.06%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	R6	16.24%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Emerging Markets Debt	T1	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Equity	A	44.14%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Emerging Markets Equity	A	40.83%
111

Name & Address	Fund Name	Class	Percent
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Emerging Markets Equity	Advisor	100.00%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Emerging Markets Equity	C	46.39%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Emerging Markets Equity	C	10.25%
Pershing LLC1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Emerging Markets Equity	C	5.22%
Umb Bank Na Cust Simple IRA FBO Brian S Handa 20315 Calle Montalvo Saratoga CA 95070-6001	Transamerica Emerging Markets Equity	C	5.10%
Fifth Third Bank Ttee FBO City Of Royal Oak Rhct Mutual 5001 Kingsley Dr Dept 3385 Cincinnati OH 45227-1114	Transamerica Emerging Markets Equity	I	69.04%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Emerging Markets Equity	I	11.67%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Emerging Markets Equity	I	7.06%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Equity	I2	38.20%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Equity	I2	27.42%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Equity	I2	18.37%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Equity	I2	7.74%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Emerging Markets Equity	T1	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Event Driven	Advisor	100.00%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Event Driven	I	81.96%
112

Name & Address	Fund Name	Class	Percent
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Event Driven	I	18.04%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	I2	28.55%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	I2	25.48%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	I2	20.91%
Transamerica Multi-Manager Alternative Strategies Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	I2	12.38%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	I2	11.68%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Flexible Income	A	27.23%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Flexible Income	A	13.67%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Flexible Income	A	11.03%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Flexible Income	A	6.85%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Flexible Income	A	6.22%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Flexible Income	Advisor	100.00%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Flexible Income	B	27.25%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Flexible Income	B	12.21%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Flexible Income	B	7.88%
113

Name & Address	Fund Name	Class	Percent
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Flexible Income	B	5.49%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Flexible Income	C	18.05%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Flexible Income	C	15.65%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Flexible Income	C	13.04%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Flexible Income	C	12.08%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Flexible Income	C	6.60%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Flexible Income	C	5.45%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Flexible Income	I	15.23%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Flexible Income	I	13.62%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Flexible Income	I	11.26%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Flexible Income	I	10.30%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Flexible Income	I	9.53%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Flexible Income	I	6.15%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Flexible Income	I	5.80%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Flexible Income	I	5.51%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Flexible Income	I	5.17%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Flexible Income	I2	43.89%
114

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Flexible Income	I2	30.80%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Flexible Income	I2	18.58%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Flexible Income	R6	50.60%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Flexible Income	R6	29.33%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Flexible Income	R6	20.07%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Flexible Income	T1	51.80%
Oppenheimer & CO Inc Custodian FBO Jodi E Dillon IRA R/O 1810 Avenue N Apt 1E Brooklyn NY 11230-6162	Transamerica Flexible Income	T1	48.20%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Floating Rate	A	44.06%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Floating Rate	A	18.42%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Floating Rate	A	9.19%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Floating Rate	A	6.88%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Floating Rate	C	40.28%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Floating Rate	C	13.39%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Floating Rate	C	12.21%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Floating Rate	C	10.28%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Floating Rate	I	20.68%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Floating Rate	I	17.28%
115

Name & Address	Fund Name	Class	Percent
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Floating Rate	I	14.64%
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica Floating Rate	I	11.55%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Floating Rate	I	10.77%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Floating Rate	I	10.72%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Floating Rate	I	10.51%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Floating Rate	I2	36.25%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Floating Rate	I2	20.72%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Floating Rate	I2	13.24%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Floating Rate	I2	12.49%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Floating Rate	I2	9.21%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Floating Rate	T1	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Global Equity	A	13.67%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Global Equity	A	10.27%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Global Equity	A	8.59%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Global Equity	A	8.04%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Global Equity	A	6.46%
116

Name & Address	Fund Name	Class	Percent
Charles Schwab & CO Inc Special Custody Acct FBO Customer Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Transamerica Global Equity	A	5.48%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Global Equity	Advisor	100.00%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Global Equity	B	10.04%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Global Equity	B	5.25%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Global Equity	C	26.03%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Global Equity	C	14.96%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Global Equity	C	10.84%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Global Equity	C	7.18%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Global Equity	C	7.02%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Global Equity	C	6.69%
Comerica Bank FBO Dingle P.O. Box 75000 Mail Code 3446 Detroit MI 48275-0001	Transamerica Global Equity	I	34.11%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Global Equity	I	15.20%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Global Equity	I	10.43%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Global Equity	I	9.75%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Global Equity	I	8.73%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Global Equity	I	6.59%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Global Equity	R6	53.37%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Global Equity	R6	23.00%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Global Equity	R6	18.28%
117

Name & Address	Fund Name	Class	Percent
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Global Equity	R6	5.35%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Global Equity	T1	100.00%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Global Multifactor Macro	I2	25.33%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Global Multifactor Macro	I2	24.87%
Transamerica Multi-Manager Alternative Strategies Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Global Multifactor Macro	I2	19.92%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Global Multifactor Macro	I2	18.26%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Global Multifactor Macro	I2	10.23%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Global Real Estate Securities	I2	46.40%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Global Real Estate Securities	I2	18.42%
Transamerica Multi-Manager Alternative Strategies Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Global Real Estate Securities	I2	15.16%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Global Real Estate Securities	I2	13.24%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	A	66.07%
Umb Bank Na Cust Simple IRA FBO Andy R Chen 1506 Union County Pkwy Union NJ 07083	Transamerica Government Money Market	B	11.31%
Umb Bank Na Cust Simple IRA FBO Wei Huang 115 Western Blvd Gillette NJ 07933-1913	Transamerica Government Money Market	B	7.38%
118

Name & Address	Fund Name	Class	Percent
Umb Bank Na Cust Simple IRA FBO Mark E Demange PO Box 99 North Star OH 45350-0099	Transamerica Government Money Market	B	7.21%
Umb Bank Na Cust Simple IRA FBO Donna M Demange PO Box 99 North Star OH 45350-0099	Transamerica Government Money Market	B	7.21%
Umb Bank Na Cust IRA FBO Cecelia J Spilotros 20 N Broadway Apt H237 White Plains NY 10601-2112	Transamerica Government Money Market	B	5.96%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Government Money Market	C	6.65%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Government Money Market	C	6.14%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	I	14.89%
Reid A Evers 1333 Valley View Rd Apt 28 Glendale CA 91202-1734	Transamerica Government Money Market	I	9.78%
Patrick S Baird & Judith A Baird 464 Dows Rd Cedar Rapids IA 52403-7002	Transamerica Government Money Market	I	7.63%
Universal Life Insurance Company PO Box 2145 San Juan PR 00922-2145	Transamerica Government Money Market	I2	99.42%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Government Money Market	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R2 Series 440 Mamaroneck Ave Harrison NY 10528-2426	Transamerica Government Money Market	R2	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Government Money Market	R4	100.00%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Growth	I2	37.29%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Growth	I2	29.88%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Growth	I2	19.02%
119

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Growth	I2	7.36%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Growth	R6	69.55%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Growth	R6	27.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	A	26.86%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	A	13.54%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	A	5.95%
Charles Schwab & CO Inc Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Bond	A	5.08%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica High Yield Bond	Advisor	67.93%
Td Ameritrade Inc For Our Customers PO Box 2226 Omaha NE 68103-2226	Transamerica High Yield Bond	Advisor	32.07%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica High Yield Bond	B	15.40%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	B	14.56%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	B	12.10%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	B	11.40%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica High Yield Bond	B	8.96%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	B	6.70%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Bond	B	5.65%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	C	16.65%
120

Name & Address	Fund Name	Class	Percent
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	C	15.45%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	C	14.70%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica High Yield Bond	C	7.93%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	C	6.72%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Bond	C	6.33%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	I	21.14%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Bond	I	12.93%
Interactive Brokers LLC 2 Pickwick Plz Ste 202 Greenwich CT 06830-5576	Transamerica High Yield Bond	I	12.24%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Bond	I	8.27%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica High Yield Bond	I	7.41%
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica High Yield Bond	I	6.40%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	I	6.28%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	41.93%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	33.09%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	9.32%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	7.78%
121

Name & Address	Fund Name	Class	Percent
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R	91.58%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica High Yield Bond	R	7.78%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R4	98.60%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	R6	34.64%
Vanguard Fiduciary Trust Company FBO 401k Clients Attn: Investment Services PO Box 2600 Vm L20 Valley Forge PA 19482-2600	Transamerica High Yield Bond	R6	34.04%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	12.01%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	10.09%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	9.09%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica High Yield Bond	T1	100.00%
Charles Schwab & CO Inc Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Muni	A	25.86%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica High Yield Muni	A	16.13%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Muni	A	14.29%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Muni	A	10.59%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Muni	A	9.80%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Muni	A	7.69%
122

Name & Address	Fund Name	Class	Percent
Td Ameritrade Inc FBO Our Customers PO Box 2226 Omaha NE 68103-2226	Transamerica High Yield Muni	A	5.51%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Muni	C	21.63%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Muni	C	19.07%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica High Yield Muni	C	18.60%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Muni	C	7.92%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Muni	C	6.58%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica High Yield Muni	C	6.11%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica High Yield Muni	I	22.62%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Muni	I	19.76%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Muni	I	15.43%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Muni	I	10.07%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Muni	I	9.81%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Muni	I	9.23%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica High Yield Muni	I	7.82%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica High Yield Muni	I2	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica High Yield Muni	T1	100.00%
123

Name & Address	Fund Name	Class	Percent
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Inflation Opportunities	A	41.19%
Umb Bank Na Cust Simple IRA FBO Fred Beck 510 W Hamilton St Claflin KS 67525-9275	Transamerica Inflation Opportunities	A	14.53%
Umb Bank Na Cust Rollover IRA FBO Christine M Koy 3 Halifax Ct Rockville MD 20850-3009	Transamerica Inflation Opportunities	A	14.30%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Inflation Opportunities	A	10.43%
Umb Bank Na Cust Simple IRA FBO Karlynn Beck 510 W Hamilton St Claflin KS 67525-9275	Transamerica Inflation Opportunities	A	7.61%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Inflation Opportunities	A	6.78%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Inflation Opportunities	C	40.41%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Inflation Opportunities	C	36.92%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Inflation Opportunities	C	6.59%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Inflation Opportunities	I	96.09%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	25.89%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	25.17%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	17.64%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Inflation Opportunities	I2	10.76%
124

Name & Address	Fund Name	Class	Percent
Transamerica Multi-Manager Alternative Strategies Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	8.73%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Inflation Opportunities	R6	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Inflation Opportunities	T1	100.00%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	46.20%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	16.30%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	16.15%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	6.44%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	5.19%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	R	99.83%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	R4	100.00%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Intermediate Muni	A	31.04%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Intermediate Muni	A	11.23%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Intermediate Muni	A	8.48%
125

Name & Address	Fund Name	Class	Percent
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Intermediate Muni	A	8.12%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Intermediate Muni	A	7.04%
Charles Schwab & Co Special Custody Acct For Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Transamerica Intermediate Muni	A	6.57%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Intermediate Muni	A	5.79%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Intermediate Muni	A	5.53%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Intermediate Muni	Advisor	96.53%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Intermediate Muni	C	20.57%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Intermediate Muni	C	14.42%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Intermediate Muni	C	13.30%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Intermediate Muni	C	11.63%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Intermediate Muni	C	10.65%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Intermediate Muni	C	6.01%
Charles Schwab & Co Special Custody Acct For Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Transamerica Intermediate Muni	C	5.42%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Intermediate Muni	C	5.06%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Intermediate Muni	I	20.26%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Intermediate Muni	I	12.42%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Intermediate Muni	I	12.16%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Intermediate Muni	I	10.21%
126

Name & Address	Fund Name	Class	Percent
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Intermediate Muni	I	7.30%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Intermediate Muni	I	6.98%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Intermediate Muni	I	6.83%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Intermediate Muni	I	6.29%
Maril & CO FBO Jd C/O Bmo Harris Bank Na Attn:Mf 480 Pilgrim Way, Ste 1000 Green Bay WI 54304-5280	Transamerica Intermediate Muni	I	6.20%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Intermediate Muni	I2	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Intermediate Muni	T1	100.00%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	A	35.53%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	A	27.15%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Equity	A	6.84%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica International Equity	A	6.27%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	Advisor	98.61%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Equity	C	14.34%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica International Equity	C	14.25%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	C	13.29%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica International Equity	C	12.93%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica International Equity	C	8.64%
127

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	C	8.42%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica International Equity	C	7.73%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	I	39.06%
Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica International Equity	I	16.19%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	Transamerica International Equity	I	7.05%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dt E FL 2 Jacksonville FL 32246	Transamerica International Equity	I	6.14%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	21.86%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	19.22%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	I2	14.20%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	10.04%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	8.71%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	7.48%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	5.43%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	5.30%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	I3	100.00%
128

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R	99.55%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R4	100.00%
State Steet Bank & Trust Ttee Starwood Hotels & Resorts Worldwide Inc Savings And Retirement Plan 801 Pennsylvania Ave Kansas City MO 64105-1307	Transamerica International Equity	R6	23.64%
Vrsco FBO Aigfsb Cust Ttee FBO Univ Of Kansas Hospital 401A 2727-A Allen Parkway, 4-D1 Houston TX 77019-2107	Transamerica International Equity	R6	13.77%
Wells Fargo Bank Na FBO Macon Bibb County Ret Sys - Funds PO Box 1533 Minneapolis MN 55480-1533	Transamerica International Equity	R6	7.95%
Vanguard Fiduciary Trust Company FBO 401k Clients Attn: Investment Services PO Box 2600 Vm L20 Valley Forge PA 19482-2600	Transamerica International Equity	R6	6.99%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R6	6.03%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	R6	5.66%
Vrsco FBO Aigfsb Cust Ttee FBO Univ Of Kansas Hospital 457B 2727-A Allen Parkway, 4-D1 Houston TX 77019-2107	Transamerica International Equity	R6	5.44%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Equity	T1	55.68%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Equity	T1	44.32%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	27.59%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	23.11%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	15.74%
129

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	8.09%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	7.64%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	7.30%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap	I2	36.75%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap	I2	29.67%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap	I2	19.17%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap	I2	7.80%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Small Cap Value	I	45.84%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Small Cap Value	I	41.35%
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica International Small Cap Value	I	7.42%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	24.42%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	21.48%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	12.84%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	10.26%
130

Name & Address	Fund Name	Class	Percent
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	10.13%
Transamerica Asset Allocation-Growth VPInvestment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	6.40%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	6.31%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Cap Value	A	45.69%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Value	A	10.63%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Large Cap Value	A	8.49%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Large Cap Value	A	7.05%
Td Ameritrade Inc For Our Customers PO Box 2226 Omaha NE 68103-2226	Transamerica Large Cap Value	Advisor	88.79%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Cap Value	Advisor	10.83%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Large Cap Value	C	16.60%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Large Cap Value	C	15.38%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Value	C	14.91%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Large Cap Value	C	9.45%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Cap Value	C	8.70%
Charles Schwab & CO Inc Special Custody Acct FBO Customer Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Transamerica Large Cap Value	C	6.96%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Large Cap Value	C	5.30%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Large Cap Value	I	22.02%
131

Name & Address	Fund Name	Class	Percent
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Value	I	12.61%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Cap Value	I	12.55%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Large Cap Value	I	12.10%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Large Cap Value	I	11.18%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Large Cap Value	I	11.10%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	29.73%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	29.20%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	9.77%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	9.58%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	7.84%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Cap Value	R6	37.32%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Cap Value	R6	30.85%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Cap Value	R6	30.60%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Large Cap Value	T1	100.00%
Transamerica Multi-Manager Alternative Strategies Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Long/Short Strategy	I2	98.59%
132

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Managed Futures Strategy	I2	32.38%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Managed Futures Strategy	I2	23.72%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Managed Futures Strategy	I2	21.75%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Managed Futures Strategy	I2	13.19%
Transamerica Multi-Manager Alternative Strategies Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Managed Futures Strategy	I2	7.85%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Growth	A	85.05%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Mid Cap Growth	Advisor	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Mid Cap Growth	C	23.32%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Mid Cap Growth	C	10.73%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Growth	C	10.63%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Growth	C	6.90%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Mid Cap Growth	C	5.56%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Mid Cap Growth	I	57.28%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Mid Cap Growth	I	22.64%
133

Name & Address	Fund Name	Class	Percent
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Growth	I	11.73%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	53.69%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	40.06%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	6.25%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	R	98.59%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Mid Cap Growth	T1	100.00%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	41.58%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	30.98%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	18.70%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Mid Cap Value Opportunities	A	80.51%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	A	5.43%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Mid Cap Value Opportunities	Advisor	100.00%
134

Name & Address	Fund Name	Class	Percent
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Mid Cap Value Opportunities	C	36.65%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Mid Cap Value Opportunities	C	13.09%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Value Opportunities	C	11.45%
Charles Schwab & CO Inc Special Custody Acct FBO Customers Attm Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Transamerica Mid Cap Value Opportunities	C	10.71%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	C	6.97%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	C	6.08%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	I	27.51%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	I	25.56%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	I	10.18%
Vanguard Fiduciary Trust Company FBO 401(k) Clients Attn: Investment Services PO Box 2600 Vm L20 Valley Forge PA 19482-2600	Transamerica Mid Cap Value Opportunities	I	8.35%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Mid Cap Value Opportunities	I	8.33%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	32.09%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	27.74%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	11.00%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	7.72%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	7.52%
135

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	6.12%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	5.06%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	R	95.14%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	R4	99.75%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	R6	63.42%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	R6	22.51%
Great-West Trust Company LLC Ttee F Riverside Healthcare Slc 403B 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002	Transamerica Mid Cap Value Opportunities	R6	6.26%
Great-West Trust Company LLC Ttee F Riverside Healthcare Retirement 401 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002	Transamerica Mid Cap Value Opportunities	R6	5.48%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Mid Cap Value Opportunities	T1	100.00%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica MLP & Energy Income	A	24.65%
Charles Schwab & CO Inc Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Transamerica MLP & Energy Income	A	17.43%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica MLP & Energy Income	A	15.41%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica MLP & Energy Income	A	7.46%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica MLP & Energy Income	A	6.75%
136

Name & Address	Fund Name	Class	Percent
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica MLP & Energy Income	A	5.02%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica MLP & Energy Income	Advisor	100.00%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica MLP & Energy Income	C	19.19%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica MLP & Energy Income	C	19.03%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica MLP & Energy Income	C	14.60%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica MLP & Energy Income	C	10.25%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica MLP & Energy Income	C	7.59%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica MLP & Energy Income	I	24.06%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica MLP & Energy Income	I	22.28%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica MLP & Energy Income	I	12.73%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica MLP & Energy Income	I	12.43%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica MLP & Energy Income	I	6.71%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica MLP & Energy Income	I	5.22%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica MLP & Energy Income	I2	37.60%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica MLP & Energy Income	I2	30.31%
137

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica MLP & Energy Income	I2	18.27%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica MLP & Energy Income	I2	5.59%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica MLP & Energy Income	T1	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Cap Growth	A	8.29%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Cap Growth	Advisor	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Cap Growth	C	8.38%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Cap Growth	C	6.01%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Cap Growth	C	5.71%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Cap Growth	I	51.31%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Multi-Cap Growth	I	8.12%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Multi-Cap Growth	I2	37.49%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Multi-Cap Growth	I2	29.88%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Multi-Cap Growth	I2	19.16%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Multi-Cap Growth	I2	7.49%
138

Name & Address	Fund Name	Class	Percent
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Cap Growth	T1	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Managed Balanced	A	61.66%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced	Advisor	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Managed Balanced	B	8.29%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	C	23.89%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Managed Balanced	C	10.73%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Managed Balanced	C	10.02%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Managed Balanced	C	7.23%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Managed Balanced	C	6.87%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Managed Balanced	C	6.52%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Managed Balanced	I	27.30%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Multi-Managed Balanced	I	12.54%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Multi-Managed Balanced	I	9.02%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	I	8.90%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Managed Balanced	I	7.87%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Multi-Managed Balanced	R6	72.93%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Multi-Managed Balanced	R6	27.07%
139

Name & Address	Fund Name	Class	Percent
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced	T1	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Manager Alternative Strategies Portfolio	A	20.14%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Manager Alternative Strategies Portfolio	A	19.53%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager Alternative Strategies Portfolio	A	8.71%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Manager Alternative Strategies Portfolio	A	6.24%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager Alternative Strategies Portfolio	C	17.27%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager Alternative Strategies Portfolio	C	16.29%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Manager Alternative Strategies Portfolio	C	12.21%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Manager Alternative Strategies Portfolio	C	10.23%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Manager Alternative Strategies Portfolio	C	9.22%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Multi-Manager Alternative Strategies Portfolio	C	7.88%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Manager Alternative Strategies Portfolio	C	5.80%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager Alternative Strategies Portfolio	I	22.44%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Multi-Manager Alternative Strategies Portfolio	I	21.12%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Manager Alternative Strategies Portfolio	I	12.98%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Manager Alternative Strategies Portfolio	I	11.53%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager Alternative Strategies Portfolio	I	9.35%
140

Name & Address	Fund Name	Class	Percent
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Manager Alternative Strategies Portfolio	I	6.36%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Manager Alternative Strategies Portfolio	R6	49.78%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Multi-Manager Alternative Strategies Portfolio	R6	39.28%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Multi-Manager Alternative Strategies Portfolio	R6	10.77%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Manager Alternative Strategies Portfolio	T1	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	A	37.37%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Short-Term Bond	A	14.58%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	A	9.41%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Short-Term Bond	A	7.79%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Short-Term Bond	A	5.21%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	Advisor	98.77%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	C	25.93%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Short-Term Bond	C	9.65%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Short-Term Bond	C	9.39%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Short-Term Bond	C	9.14%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Short-Term Bond	C	9.04%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	C	8.40%
141

Name & Address	Fund Name	Class	Percent
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Short-Term Bond	C	7.28%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Short-Term Bond	C	7.11%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	I	19.94%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Short-Term Bond	I	14.99%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Short-Term Bond	I	12.53%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	I	8.95%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Short-Term Bond	I	8.53%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Short-Term Bond	I	7.90%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Short-Term Bond	I	7.73%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Short-Term Bond	I	5.94%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	53.17%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	14.37%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	13.95%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	8.48%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Short-Term Bond	R6	63.97%
Td Ameritrade Trust Company Attn: House P.O. Box 17748 Denver CO 80217-0748	Transamerica Short-Term Bond	R6	17.67%
142

Name & Address	Fund Name	Class	Percent
Ascensus Trust Company FBO Spectrum Orthotics & Prosthetics 40 221913 P.O. Box 10758 Fargo ND 58106-0758	Transamerica Short-Term Bond	R6	9.42%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Short-Term Bond	R6	7.07%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Short-Term Bond	T1	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Core	A	78.58%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Core	A	9.52%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Core	Advisor	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Core	C	44.98%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Core	C	18.67%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small Cap Core	C	8.34%
Frontier Trust Company FBO Affiliated Mgrs Group, Inc. 401(k) P.O. Box 10758 Fargo ND 58106-0758	Transamerica Small Cap Core	I	80.28%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Core	I	18.41%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Core	I2	46.44%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Core	I2	26.19%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Core	I2	15.09%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Core	I2	12.28%
143

Name & Address	Fund Name	Class	Percent
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Core	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Core	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Core	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Core	T1	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Growth	A	54.22%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small Cap Growth	A	18.69%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Growth	A	15.29%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Growth	Advisor	72.04%
Td Ameritrade Inc For Our Customers PO Box 2226 Omaha NE 68103-2226	Transamerica Small Cap Growth	Advisor	27.96%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small Cap Growth	C	23.04%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Growth	C	20.00%
Charles Schwab & CO Inc Special Custody Acct FBO Customers Attm Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Transamerica Small Cap Growth	C	15.94%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Growth	C	11.87%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Growth	I	80.66%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Small Cap Growth	I	6.61%
144

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	37.10%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	25.75%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	15.06%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Small Cap Growth	I2	10.84%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	R	99.10%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Growth	R6	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Growth	T1	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Value	A	62.45%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Value	A	14.60%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Value	A	7.38%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Value	Advisor	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Value	C	42.77%
145

Name & Address	Fund Name	Class	Percent
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Value	C	11.12%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Value	I	78.59%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Value	I	17.14%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	33.48%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	25.62%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	13.56%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	9.35%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	8.61%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	5.42%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	R	99.01%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Value	R6	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Value	T1	100.00%
146

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	A	32.86%
TCM Division Transamerica Advisors Life Ins Co Ml Life Variable Annuity Sp Acct D 4333 Edgewood Rd NE MS 4410 Cedar Rapids IA 52499-0001	Transamerica Small/Mid Cap Value	A	10.65%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	A	7.58%
Sammons Retirement Solution 4546 Corporate Dr Ste 100 Wdm IA 50266-5911	Transamerica Small/Mid Cap Value	A	6.26%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	A	5.26%
Td Ameritrade Inc For Our Customers PO Box 2226 Omaha NE 68103-2226	Transamerica Small/Mid Cap Value	Advisor	92.35%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value	Advisor	7.65%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	B	44.35%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	B	7.39%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	B	6.20%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Small/Mid Cap Value	B	5.71%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	C	20.90%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Small/Mid Cap Value	C	18.30%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	C	10.66%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	C	8.66%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small/Mid Cap Value	C	7.15%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Small/Mid Cap Value	C	6.49%
147

Name & Address	Fund Name	Class	Percent
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small/Mid Cap Value	C	6.45%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Small/Mid Cap Value	C	5.46%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small/Mid Cap Value	C	5.40%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	I	19.72%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Small/Mid Cap Value	I	17.05%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Small/Mid Cap Value	I	13.51%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small/Mid Cap Value	I	9.38%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Small/Mid Cap Value	I	9.06%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small/Mid Cap Value	I	8.92%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	I	5.07%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	I2	100.00%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small/Mid Cap Value	R6	38.44%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small/Mid Cap Value	R6	34.38%
Matrix Trust Company Cust. FBO Providence Medical Group, Inc. 717 17th Street Suite 1300 Denver CO 80202-3304	Transamerica Small/Mid Cap Value	R6	13.77%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small/Mid Cap Value	R6	13.41%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value	T1	100.00%
Td Ameritrade Inc FBO Our Customers PO Box 2226 Omaha NE 68103-2226	Transamerica Strategic High Income	A	21.12%
148

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Strategic High Income	A	15.12%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Strategic High Income	A	14.19%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Strategic High Income	A	9.47%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Strategic High Income	A	6.64%
Td Ameritrade Inc For Our Customers PO Box 2226 Omaha NE 68103-2226	Transamerica Strategic High Income	Advisor	85.28%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Strategic High Income	Advisor	9.81%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Strategic High Income	C	18.97%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Strategic High Income	C	13.73%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Strategic High Income	C	12.75%
Morgan Stanley Smith Barney Harborside Financial CenterPlaza 2 3rd Floor Jersey City NJ 07311	Transamerica Strategic High Income	C	12.12%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Strategic High Income	C	10.57%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Strategic High Income	C	8.17%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Strategic High Income	C	5.02%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Strategic High Income	I	67.32%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Strategic High Income	I	5.55%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Strategic High Income	I2	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Strategic High Income	T1	100.00%
149

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	I2	34.56%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	I2	27.00%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	I2	24.99%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Total Return	I2	8.78%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Unconstrained Bond	Advisor	100.00%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Unconstrained Bond	I	61.08%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Unconstrained Bond	I	22.19%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Unconstrained Bond	I	10.60%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	I2	39.18%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	I2	27.92%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	I2	9.72%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	I2	9.35%
Transamerica Multi-Manager Alternative Strategies Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	I2	8.32%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	I2	5.38%
150

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica US Growth	A	8.68%
TCM Division Transamerica Advisors Life Ins Co Ml Life Variable Annuity Sp Acct D 4333 Edgewood Rd NE MS 4410 Cedar Rapids IA 52499-0001	Transamerica US Growth	A	7.87%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica US Growth	Advisor	100.00%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica US Growth	C	9.93%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica US Growth	C	8.03%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica US Growth	C	6.28%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica US Growth	C	6.17%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica US Growth	I	30.59%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica US Growth	I	27.33%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	36.21%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	29.03%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	18.46%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	7.20%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica US Growth	T1	100.00%
151

Control Persons
Any shareholder who holds beneficially 25% or more of a fund may be deemed to control the fund until such time as it holds beneficially less than 25% of the outstanding common shares of the fund. Any shareholder controlling a fund may be able to determine the outcome of issues that are submitted to shareholders for vote, and may be able to take action regarding the fund without the consent or approval of the other shareholders.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
As of February 2, 2018, the shareholders who held beneficially 25% or more of a fund were as follows:
Name & Address	Fund Name	Percentage of Fund Owned
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	44.96%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Portfolio	28.43%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	36.13%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	28.90%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Concentrated Growth	31.29%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Concentrated Growth	25.09%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	32.19%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Dividend Focused	29.86%
Charles Schwab & CO Inc Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Transamerica Emerging Markets Debt	31.37%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Equity	34.85%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Equity	25.02%
152

Name & Address	Fund Name	Percentage of Fund Owned
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	28.53%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	25.47%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Floating Rate	29.22%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Global Multifactor Macro	25.33%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Global Real Estate Securities	46.40%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R2 Series 440 Mamaroneck Ave Harrison NY 10528-2426	Transamerica Government Money Market	58.30%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Growth	35.86%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Growth	28.73%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	25.66%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	31.42%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	27.59%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap	36.75%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap	29.67%
153

Name & Address	Fund Name	Percentage of Fund Owned
Transamerica Multi-Manager Alternative Strategies Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Long/Short Strategy	98.59%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Managed Futures Strategy	32.38%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	33.62%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	25.09%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	41.58%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	30.98%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	25.22%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica MLP & Energy Income	25.89%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Managed Balanced	33.31%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Core	62.68%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	27.62%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Strategic High Income	35.83%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	34.56%
154

Name & Address	Fund Name	Percentage of Fund Owned
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	27.00%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	38.88%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	27.70%
Management Ownership
As of February 2, 2018, the Trustees and officers as a group owned less than 1% of any class of each fund’s outstanding shares.
Further Information About the Trust and the Funds
The Trust is organized as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Amended and Restated Declaration of Trust (“Declaration”) dated as of December 10, 2015, and the Trust’s Bylaws, as may be amended from time to time. Every shareholder, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration. Some of the more significant provisions of the Declaration are described below.
Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the net asset value, in U.S. dollars, of those shares determined at the close of business on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.
Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by a vote or consent of the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that any Trustee may be removed by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust, that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the prospectus of a fund, when issued, will be fully paid and non- assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder or the shareholder fails to provide the required information. In addition, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose in writing to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
155

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. A fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any series, in connection with the affairs of the Trust. The Declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.
The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
Derivative and Direct Actions. The Declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions.
Prior to bringing a derivative action, the Declaration requires that a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by up to an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand (or a committee comprised of some or all of such Trustees), with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, determine that a suit should be maintained, then the Trust will commence the suit and the suit generally will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, each complaining shareholder will be responsible, jointly and severally with any and all other complaining shareholders, for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose.
The Declaration provides that no Shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the Declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
If a derivative or direct action is brought in violation of the Declaration, each shareholder who commences or maintains such action will be required. jointly and severally, to reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with the Declaration. In addition, if a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action will be borne, jointly and severally, by each shareholder who commenced the action.
156

The Declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder bring a derivative or direct claim only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a fund be brought only in the U.S. District Court for the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the applicable court rules, and that the right to jury trial be waived to the fullest extent permitted by law.
Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
The shares of beneficial interest are divided into fifteen classes: Class A, Class B, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R4, Class R6, Class T, Class T1, Class T2 and Advisor Class. Not all funds offer all classes of shares. See a fund’s prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class. Class I3, Class R, Class R2 and Class R4 are discussed in a separate SAI. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class B, Class C, Class R, Class R1, Class R2, Class R4, Class T1 and Class T2 shares are subject to ongoing distribution and service fees. Advisor Class, Class I, Class I2, Class I3, Class R6 and Class T shares have no annual distribution and service fees. Each class may bear differing amounts of certain class-specific expenses, and each class has a separate exchange privilege. As of November 1, 2013, Class B shares were no longer available to new or existing investors except for exchanges and dividend and capital gains reinvestment. Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares. On November 30, 2009, all shares previously designated as Class I shares were re-designated as Class I2 shares. On February 10, 2012, all shares previously designated as Class P shares were converted into Class I shares. Class R1 shares are not currently offered. On October 13, 2017, Class R shares of Transamerica Government Money Market were renamed Class R2 shares.
The Trust does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.
Dividends and Other Distributions
An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. The quarterly ex-dividend date for Transamerica Asset Allocation – Conservative Portfolio will be subsequent to the ex-dividend date of the underlying Transamerica funds in which it invests. The December annual ex-dividend date for all other Asset Allocation funds will be subsequent to the ex-dividend date of the underlying Transamerica funds in which they invest. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B, Class C, Class R and Class R1 shares of a fund are anticipated to be lower than the per share income dividends on Advisor Class, Class A, Class I, Class I2, Class I3, Class R2, Class R4, Class R6, Class T, Class T1and Class T2 shares of that fund as a result of higher distribution and service fees applicable to Class B, Class C, Class R and Class R1 shares.
Taxes
Each fund has qualified (or expects to qualify in its first year), and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). Each fund must also meet several other requirements. These requirements include the following: (1) a fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a fund’s
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taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.
If a fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. If a fund meets the Distribution Requirement but retains some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amounts retained. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed those liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
For U.S. federal income tax purposes, a fund is generally permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. A fund is permitted to carry forward indefinitely a net capital loss from any taxable year that began after December 22, 2010 to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. Generally, the funds may not carry forward any losses other than net capital losses. Capital loss carryforwards generated in taxable years that began after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years that began on or before December 22, 2010. It is possible that capital loss carryforwards from taxable years that began on or before December 22, 2010 may expire unused. Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Assuming a fund has sufficient earnings and profits, its shareholders generally are required to include distributions from the fund (whether paid in cash or reinvested in additional shares) as (1) ordinary income, to the extent the distributions are attributable to the fund’s investment income (except for qualified dividend income as discussed below), net short-term capital gain and certain net realized foreign exchange gains, (2) “exempt-interest dividends”, as discussed below, or (3) capital gains, to the extent of the fund’s net capital gain (i.e., the fund’s net long-term capital gains over net short-term capital losses). Transamerica Intermediate Muni and Transamerica High Yield Muni expect to distribute exempt-interest dividends, which are generally exempt from regular federal income tax but may be subject to state and local taxes and may be a tax preference item for purposes of the AMT. The other funds do not expect to be able to distribute exempt-interest dividends.
If a fund fails to qualify for treatment as a RIC, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders (including distributions that would otherwise qualify as capital gain dividends or as exempt-interest dividends) will constitute ordinary dividend income to the extent of the fund’s available earnings and profits. Under certain circumstances, a fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each shareholder’s tax basis in its shares, and any distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.
A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.
Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December, payable to shareholders of record during such a month, and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of a fund may be “spilled back” and treated for certain purposes as paid by the relevant fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.
U.S. federal income tax law generally taxes noncorporate taxpayers on long-term capital gains and on “qualified dividend income” at rates of up to 20%.
Except for “exempt-interest dividends,” as described below, other distributions, including distributions of earnings from, in general, dividends paid to a fund that are not themselves qualified dividend income to the fund, interest income, other types of ordinary income and short-term capital gains, will generally be taxed at the ordinary income tax rate applicable to the taxpayer.
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Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the fund and the shareholder receiving a distribution of the dividend income. Qualified dividend income generally also includes any dividend income (i) that is received by a fund from an underlying fund that is itself treated as a RIC and that received such income as dividends on common and preferred stock of U.S. companies or on stock of certain qualified foreign corporations, and (ii) that is reported as qualified dividend income by the underlying RICs, provided that certain holding period and other requirements are met by the underlying fund, the fund and the shareholders. If 95% or more of a fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Passive foreign investment companies are not qualified foreign corporations for this purpose.
A dividend that is attributable to qualified dividend income of a fund and that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became “ex-dividend” with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter. Dividends received by a fund from REITs generally do not qualify for treatment as qualified dividend income.
Certain dividends received by a fund, or attributable to dividends received by an underlying fund, from U.S. corporations (generally, dividends received by the fund or underlying fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately reported by the fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The applicable holding period requirements must also be satisfied by the fund and any underlying fund. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Any fund distribution (other than a dividend that is declared on a daily basis) will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any dividend distribution that is not declared daily may thus pay the full price for the shares then effectively receive a portion of the purchase price back as a taxable distribution unless the distribution is an exempt-interest dividend.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends are not taken into account for this purpose.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends (other than exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.
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If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
The Code permits tax-exempt interest received by a fund to flow through as tax-exempt “exempt-interest dividends” to the fund’s shareholders if the fund qualifies as a regulated investment company and at least 50% of the value of its total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code. That part of Transamerica Intermediate Muni’s and Transamerica High Yield Muni’s net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders is expected to be reported by Transamerica Intermediate Muni and Transamerica High Yield Muni as an exempt-interest dividend under the Code. Exempt-interest dividends are excluded from a shareholder’s gross income under the Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return. The percentage of income reported as exempt-interest dividends for a month may differ from the percentage of distributions consisting of tax-exempt interest during that month.
Exempt-interest dividends derived from interest on certain “private activity bonds” will be items of tax preference, which increase alternative minimum taxable income for individuals or entities that are subject to the AMT. Corporate shareholders are not subject to the AMT.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a fund distributing exempt-interest dividends will not be deductible for U.S. federal income tax purposes to the extent the indebtedness is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. A fund distributing exempt-interest dividends may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving exempt-interest dividends paid by a fund.
Transamerica Intermediate Muni and Transamerica High Yield Muni may each from time to time invest a portion of its portfolio in taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., it may purchase, hold and sell non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire debt obligations at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and future transactions. Transamerica Intermediate Muni’s and Transamerica High Yield Muni’s distributions of such gain or income will not constitute exempt-interest dividends and accordingly will be taxable under the generally applicable rules described above.
Redemptions, sales and exchanges generally are taxable events for shareholders that are subject to tax. Redemptions, sales or exchanges of shares of Transamerica Government Money Market will not result in taxable gain or loss if that fund maintains a constant net asset value per share. In general, if shares of a fund other than Transamerica Government Money Market are redeemed, sold or exchanged, the shareholder will recognize a capital gain or loss equal to the difference between the proceeds of the redemption or sale or the value of the shares exchanged and the shareholder’s adjusted basis in the shares redeemed, sold or exchanged. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the redemption, sale or exchange of shares if the disposed of shares are replaced (including replacement by shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the redemption, sale or exchange of such shares. Should the replacement of such shares fall within this 61-day period, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less may be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
None of the Asset Allocation funds (each, a “Fund of Funds”) will be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. A Fund of Funds’ redemptions and sales of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause the Fund of Funds to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund of Funds. Further, a portion of losses on redemptions of shares in the
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underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to a Fund of Funds and therefore may not be offset by any short-term capital losses incurred by that Fund of Funds. Thus, a Fund of Funds’ short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for reduced U.S. federal income tax rates for noncorporate shareholders, as discussed above. As a result of these factors, the use of the fund-of-funds structure by the Funds of Funds could adversely affect the amount, timing and character of distributions to their shareholders.
The funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If at least 50% of a fund’s total assets at the close of each quarter of a taxable year consist of interests in other RICs, the fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the fund for that taxable year. If the fund so elects, its shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their AMT liability.
If a fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a fund or other RICs in which the fund invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a fund does make the election, it will provide required tax information to shareholders. The funds generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if a fund or an underlying fund receives a refund of foreign taxes paid in respect of a prior year, the fund’s shareholders could incur a loss, or any foreign tax credits or deductions passed through to shareholders in respect of the foreign taxes for the current year could be reduced. Under certain circumstances, if a fund or an underlying fund receives a refund of foreign taxes paid in respect of a prior year, the value of the fund shares or the value of the underlying fund shares, as applicable, or any foreign tax credits or deductions passed through to shareholders in respect of the foreign taxes for the current year could be reduced.
The following paragraphs are intended to disclose risks of investments that certain funds may make directly and that the Funds of Funds may make indirectly, through underlying funds. Thus, references in the following paragraphs to one or more “funds” should be read to include, as applicable, references to one or more “underlying funds.”
Master Limited Partnerships: A fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes. An MLP is an entity treated as a partnership under the Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. An entity that is treated as a partnership for federal income tax purposes generally is not itself subject to federal income tax. Instead, each partner in the partnership is generally required to take into account its distributive share of items of the partnership’s income, gain, loss, deduction, and credit for each taxable year substantially as though such items had been realized directly by the partner and without regard to whether the partnership distributes any amount to its partners. To qualify for that treatment, an MLP must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. If it does not so qualify, it will generally be subject to tax as a corporation, and there could be a material decrease in the value of its securities.
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Depreciation or other cost recovery deductions passed through to a fund from any investments in MLPs in a given year will generally reduce that fund’s taxable income, but those deductions may be recaptured in that fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to fund shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund recognizing recapture income at the time the deductions were taken by that fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a fund may need to liquidate investments, which may lead to additional recapture income.
Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” A fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and shareholders will not be able to claim such a deduction in respect of fund dividends attributable to any such income.
Passive Foreign Investment Companies: Certain funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) at least 50% of its assets (generally computed based on average fair market value) held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Under proposed Treasury Regulations, certain income derived by a fund for a taxable year from a PFIC with respect to which the fund has made a qualified electing fund election would generally constitute qualifying income for purposes of the 90% test described above, only to the extent the PFIC makes distributions in respect of that income to the fund for that taxable year.
A fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. In order for a fund making this election to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.
Controlled Foreign Corporations: If a sufficient percentage of the interests in a foreign issuer are held by a fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the fund, in which case the fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. Under proposed Treasury Regulations, certain income derived by a fund from a CFC for a taxable year would generally constitute qualifying income only to the extent the CFC makes distributions in respect of that income to the fund for that taxable year. In addition, some fund gains on the disposition of interests in such an issuer may be treated as ordinary income. A fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.
Options, Futures and Forward Contracts and Swap Agreements: Certain options, futures contracts, and forward contracts in which a fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which
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such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.
A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been promulgated, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the IRS might not accept such treatment. If it did not, the status of a fund as a RIC might be affected.
The requirements applicable to a fund’s qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the rate of tax applicable to ordinary income.
Original Issue Discount: If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including any such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.
Constructive Sales: The constructive sale rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.
Real Estate Investment Trusts (REITs): Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified REIT dividends.” A fund will not be able to claim such a deduction in respect of any REIT dividends it receives, and shareholders will not be able to claim such a deduction in respect of fund dividends attributable to any REIT dividends.
Foreign Currency Transactions: Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss. Some of the funds have elected, or may elect, to treat this foreign currency income as capital gain or capital loss.
Backup Withholding: Each fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions, exempt-interest dividends and the proceeds of redemptions and exchanges or repurchases of fund shares (except for proceeds of redemptions of shares in Transamerica Government Money Market), paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
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Cost Basis: Each fund (other than Transamerica Government Money Market) will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, each fund (other than Transamerica Government Money Market) will also report basis and acquisition date information in those shares and the character of any gain or loss that the shareholder realizes on the sale or exchange (i.e., short-term or long-term). If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares in the same account when the shares were at different prices), the fund or the shareholder’s Service Agent (banks, broker-dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund), as applicable, will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The funds’ default method for calculating basis will be the average cost method. A shareholder may elect, on an account-by-account basis, to use a method other than average cost by following procedures established by the fund or the shareholder’s Service Agent, as applicable. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder elects to use a different method of basis calculation, the application of that method will depend on whether shares in an account have already been sold or exchanged. For information regarding available methods for calculating cost basis and procedures for electing a method other than the average cost method, shareholders who hold their shares directly with a fund may call the fund at 1-888-233-4339 Monday through Friday between 8:00 a.m. and 7:00 p.m. (Eastern Time). Shareholders who hold shares through a Service Agent should contact the Service Agent for information concerning the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average cost method or electing another method of basis calculation.
Taxation of Non-U.S. Shareholders: Dividends from net investment income (other than, in general, exempt-interest dividends) that are paid to a shareholder who, as to the U.S., is a nonresident alien individual, a foreign corporation or a foreign estate or foreign trust (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the U.S. and the shareholder’s country of residence. Dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the distributing fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is “effectively connected with the shareholder’s conduct of a trade or business within the U.S.” and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax described in this paragraph.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. Exempt-interest dividends may be exempt from this withholding tax. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Foreign shareholders are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and requiring non-U.S. shareholders to file nonresident U.S. income tax returns.
The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.
Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.
Financial Statements
The audited financial statements and financial highlights for the funds as of October 31, 2017 have been filed with the SEC as part of the annual report of the funds on January 5, 2018 (SEC Accession #0001193125-18-004094), and are hereby incorporated by reference into this SAI.
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Appendix A – Proxy Voting Policies
Advent Capital Management, LLC
Proxy Voting
A. Voting Policy
It is the policy of Advent that in every case where Advent is presented with the opportunity to exercise voting authority with respect to a Client’s Securities, Advent will vote all Securities held by the Client in the best interest of the Client unless under the facts and circumstances the Chief Compliance Officer determines that voting is not reasonably practicable (such as, but not limited to, where English-language translations of proxy materials are not available).
Advent believes the best interest of the Client means the Client’s best economic interests over the long-term – that is, the interest of the Client in seeing the value of its investment increase over time. Advent generally invests in a company only if Advent believes that the company’s management seeks to serve shareholders’ best interests. As a result, Advent believes that management decisions and recommendations with respect to solicited issues generally are likely to be in the shareholders’ and Clients’ best interests.
In the case of social issue proxy proposals, which often range from divestment from geographical or industrial representation to environmental or other matters, it is the policy of Advent that the merit of the social issues should not take precedence over financial ones. Advent will consider voting for issues that have redeeming social merit that neither compromises the company’s competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value.
B. Duty to Vote Proxies
Advent acknowledges that it is part of its fiduciary duty to its Clients to vote Client proxies, except in cases in which the cost of doing so, in the opinion of Advent, would exceed the expected benefits to the Client. This may be particularly true in the case of non-U.S. Securities. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on Advent’s ability to vote such proxies. The logistical problems include, but are not limited to: (1) proxy statements and ballots being written in a language other than English; (2) untimely and/or inadequate notice of shareholder meetings; (3) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (4) requirements to vote proxies in person; (5) the imposition of restrictions on the sale of the Securities for a period of time in proximity to the shareholder meeting; and (6) requirements to provide local agents with power of attorney to facilitate Advent’s voting instructions. Accordingly, Advent may conduct a cost-benefit analysis in determining whether to attempt to vote its Clients’ shares at a non-US company’s meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit Advent believes its Clients will derive by voting on the company’s proposal, Advent may decide not to attempt to vote at the meeting.
C. Voting Procedure
Advent does not take investment positions outside of the Clients it manages and therefore does not anticipate a situation where there would be a conflict between maximizing long-term investment returns for Clients and interests of Advent. If such a situation should arise involving a Public Security, the Compliance Committee will independently review and evaluate the proxy proposal and the circumstances surrounding the conflict to determine the vote, which will be in the best interest of the Client. The Compliance Committee may also determine whether the conflict of interest involving the Public Security will be disclosed to the Clients (and/or Investors) and whether to obtain consent prior to voting.
The Investment Team will identify a staff member who is responsible for voting proxies, and in the absence of that person, the General Counsel or another individual designated by the Chief Administrative Officer will vote proxies. In deciding how to vote a proxy, these persons are permitted but not required to consult with appropriate members of the Investment Team. They may also consult with the Chief Financial Officer and such other Persons as they deem advisable.
Although the proxy voting process is well established in the United States, voting the proxies of foreign companies may involve a number of logistical problems that have a detrimental effect on Advent’s ability to vote such proxies. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner’s ability to exercise votes, and requirements to vote in person. Such proxies are voted on a best-efforts basis given the above logistical problems.
D. Disclosure to Clients
Advent will disclose the Proxy Voting Procedures to its Clients. Advent’s disclosure will consist of a “concise summary” of its proxy voting policies and procedures. This disclosure will also tell Clients how to get a complete copy of Advent’s Proxy Voting Procedures. The proxy voting disclosure will be provided to existing Clients. Advent will provide any Client, upon written request, with a tabulation of how such Client’s proxies were voted by Advent.
E. Record Keeping Requirements
Rule 204-2 under the Advisers Act, as amended, requires that Advent retain the following: (1) its proxy voting policies and procedures; (2) proxy statements received regarding client securities; (3) records of votes it cast on behalf of Clients; (4) records of Client requests for proxy voting information; and (5) any documents prepared by Advent that were material to making a decision how to vote, or that memorialized the basis for the decision. Advent will keep all written requests from Clients and any written response from Advent (to either a written or an oral request). Advent may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Advent that are maintained with a third party such as a proxy voting service, provided that Advent has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.
Aegon USA Investment Management, LLC
Compliance Manual Securities Voting Policy
Section 1: Introduction
1.01: Rule References
Aegon USA Investment Management, LLC (“AUIM”) hereby adopts this Proxy Voting Policy (“Policy”) pursuant to Rules 206(4)-6 and 206(4)-7 of the Investment Advisers Act of 1940 to reasonably ensure that it votes Proxies and other securities actions (“Proxies”) in its clients' best interests.
Specifically, Rule 206(4)-6 requires each registered investment adviser that exercises securities voting (“Proxy Voting”) authority with respect to client securities to: a. Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process; b. Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and c. Describe to clients the adviser’s Proxy Voting Policy and Guidelines and, upon request, furnish a copy of the policies and procedures.
AUIM is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including Proxy Voting. The duty of care generally requires AUIM to monitor corporate events and to vote Proxies, unless a client has agreed otherwise.
This Policy is also designed to comply with the books and records requirements prescribed in Rule 204-2(c)(2).
1.02: Policy Owner(s)
AUIM’s Chief Investment Officer (“CIO”) or his designee is primarily responsible for administering and enforcing this Policy. The CIO may delegate certain policy responsibilities to other employees, including asset specialists, acting individually or collectively, for whom he shall retain supervision and oversight. The Chief Compliance Officer (“CCO”) and/or his designees (collectively referred to as “Compliance” or the “Compliance team”) shall provide policy administration, support, and monitoring.
AUIM managers, officers, employees, or other persons (collectively, “Employees”) who exercise Proxy Voting authority must vote client securities in accordance with this Policy and in the clients’ best interests.
Section 2: Proxy Voting General Principles
AUIM recognizes and adheres to the principle that one of its fiduciary duties associated with owning a security is exercising the right to vote in the election of the company’s directors and on matters affecting the company’s structure and operations. AUIM endeavours to vote client securities in the best interest of its clients. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented. AUIM’s seeks to vote Proxies in a manner consistent with its fiduciary obligations and other contractual responsibilities.
Section 3: Proxy Voting Responsibilities
AUIM votes on behalf of all client accounts for which it has the requisite discretionary authority except for situations in which any client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote its own securities. Clients may also ask AUIM to vote their securities in accordance with specific guidelines furnished by the client, in which case AUIM will vote such securities within the client’s guidelines.
AUIM primarily manages client portfolios of debt securities. For most fixed income clients, the issues for which AUIM votes fixed income securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations. Because these and related fixed income issues are generally unique to each particular borrower and relevant fact situation, they do not lend themselves to broad characterization that can be addressed by standard Proxy Voting guidelines.
AUIM also votes Proxies related to equity securities in client portfolios. AUIM’s fixed income clients may occasionally receive equity interests resulting from the restructuring of debt security investments or in other special situations. AUIM also votes Proxies on the equity securities of exchange-traded funds (“ETFs”) held in portfolios of mutual funds that it sub-advises. Routine proxy matters associated with equity securities (including but not limited to electing board of directors, selecting auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation) are typically voted in accordance with its Equity Proxy Voting Guidelines (“Guidelines”) (see Appendix A). These Guidelines provide a roadmap for arriving at voting decisions on common or routine matters; they are not designed to be exhaustive or to address non-routine matters that may be raised in Proxy ballots or other voting opportunities. To the extent relevant and appropriate, AUIM may consider these Guidelines when voting client debt securities.

Section 4: Proxy Voting Policies
4.01: Proxy Voting Responsibilities
AUIM will use its best efforts to vote all client Proxies. There may be instances (e.g., when client securities have been loaned) that at the time the vote is due circumstances exist that impact or prevent AUIM’s ability to vote client Proxies.
Notwithstanding the foregoing, in some situations, AUIM may determine that it is in the client’s best interest to abstain from voting Proxies. Accordingly, where AUIM believes the cost of voting Proxies outweighs the benefits of doing so, it will generally abstain. For example, AUIM will generally abstain from voting Proxies on international securities where personal appearance is required, or where it does not have sufficient information to vote the Proxy, and the cost or administrative burden of obtaining such information is not commensurate with the reasonably foreseeable impact of the matter being voted upon in the Proxy.
4.02: Use of an Independent Third Party
Because of the expertise of its staff with the issues upon which it votes client debt securities, AUIM will not generally seek the services of a qualified independent third party (“Independent Third Party”) to provide guidance on such matters.
AUIM will generally research and cast Proxy Votes based on its own Policy and Guidelines. In instances deemed appropriate by the CIO, particularly when AUIM has a material conflict of interest, or when AUIM lacks sufficient knowledge or resources, it may engage an Independent Third Party to, among other things, provide Proxy research and/or to make recommendations. When AUIM considers the research or recommendations provided by an Independent Third Party, it retains all Proxy Voting responsibilities.
4.03: ERISA Accounts
Where client accounts are governed by ERISA, AUIM shall vote all Proxies unless the ERISA Plan documents (e.g., Plan, Trust, etc.) explicitly provide that AUIM is not to vote Proxies and/or another Plan fiduciary or the trustee retains Proxy Voting authority.
Section 5: Proxy Voting Procedures
5.01: Annual Proxy Policies and Guidelines Approval
At least annually, the Securities Voting Committee (“Committee”) shall review and approve this Policy and any related Proxy Voting Guidelines. The Committee may seek and/or rely on the advice from counsel or other qualified internal and/or external sources. Any interim changes to the Guidelines shall be pre-approved by the Committee.
The Committee shall also approve any changes to this Policy.
The Guidelines shall be distributed to Employees authorized to vote Proxies following any substantive changes approved by the Committee. Newly appointed or authorized Employees shall receive the Guidelines promptly (generally within ten days) following their appointment.
5.02: Operational Considerations
AUIM shall take reasonable efforts to ensure that all accounts where it has Proxy Voting responsibility are properly established and maintained in order for it to carry out these responsibilities. Furthermore, AUIM shall maintain controls reasonably designed to ensure that all applicable Proxies are received, considered, and votes cast in accordance with this Policy and/or related Guidelines. AUIM shall monitor and periodically report to the Committee on all votes cast and regarding any missed votes.
5.03: Voting Proxies
Authorized Employees identified in AUIM’s trading resolutions have the authority to vote client Proxies. The asset specialist of the strategy involved shall approve all Proxy Votes and is responsible for ensuring all votes are made in accordance with this Policy and/or the Guidelines.
The asset specialist may request Proxy Voting advice or recommendations from a credit analyst. The asset specialist shall determine how to vote the proxy and shall communicate the final vote to the trading assistant, who will cast the vote. The trading assistant shall retain documentation of the votes cast and all other relevant supporting documentation.
5.04: Non-Routine Equity Proxy Matters
For all equity Proxy voting matters that fall outside of the Guidelines, the asset specialist may prescribe the appropriate vote by following the standards generally used to vote fixed income securities. The asset specialist should seek assistance or approval from the Committee, as s/he deems appropriate. Any non-routine Proxy voting matters that involve a conflict of interest must follow the standards set forth in this Policy. All non-routine equity Proxy votes must be routinely reported to and ratified by the Committee.
5.05: Proxies Where AUIM Has a Material Conflict of Interest
In fulfilling its Proxy voting responsibilities, AUIM may face conflicts of interest. Conflicts include any position or interest, financial or otherwise, which causes a division in or impairs AUIM’s independence or judgment concerning how to vote Proxies in the clients’ best interests. A material conflict of interest may arise between the self-interest of the firm, an Employee, the Committee, and AUIM’s clients.
The Asset Specialist, with assistance from the CCO and others as mandated, will consider whether AUIM is subject to any conflicts of interest in connection with a Proxy Vote. Employees must notify the CCO and the Committee if they are aware of any conflict of interest associated with a Proxy Vote. It is not possible to anticipate all conflicts of interest that could arise in connection with Proxy Voting. The following examples are meant to help Employees identify potential conflicts: a. AUIM or an affiliate has a financial interest in the outcome of a proxy vote, such as when AUIM is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to it or its affiliates; b. An issuer or some other third-party offers AUIM or an Employee compensation in exchange for voting a proxy in a particular way; and c. An Employee, or a member of an Employee’s household, has a personal or business relationship with an issuer and AUIM receives a proxy solicitation from that issuer. AUIM recognizes the potential for conflicts that may arise between its own interests and those of its clients. To address these concerns, AUIM, as advised by the Committee, will generally take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:
a. Obtain a review from AUIM’s General Counsel regarding determination of a conflict;
b. Obtain the guidance from the client(s) whose account(s) is/are involved in the conflict;
c. Vote Proxies in accordance with the recommendation of an Independent Third Party; or
d. Vote in strict accordance with its Guidelines.
5.06: Proxy Overrides
For those Proxies where AUIM overrides its Guidelines, the Asset Specialist shall document the reasons for the override and report such overrides to the committee quarterly.
Section 6: Proxy Voting Reports
AUIM shall provide, upon client request and at no cost: a. A description of its Proxy Voting Policy and Guidelines (this may be included in the Brochure); b. A copy of this Policy; and/or c. Information regarding how AUIM voted its Proxies.
Section 7: Proxy Voting Monitoring and Oversight
7.01: Committee Oversight
On at least a quarterly basis, the Committee shall review and ratify, as needed: a. A summary of Proxies voted; b. The reasons for Proxies that were not voted; c. Non-routine equity Proxies voted; d. Override votes; and e. Votes involving a conflict of interest and the actions taken to mitigate the conflicts.
On an annual basis, the Committee shall review and approve the Proxy Voting Policy and Equity Securities Voting Policy Guidelines.
7.02: Monitoring and Testing
Compliance may conduct periodic testing and/or surveillance of AUIM’s Proxy Voting activities. Issues, at the Compliance team’s discretion, may be escalated to the CIO, the Committee, and/or to the Risk and Control Committee
Section 8: Books and Records
In accordance with Rule 204-2(c)(2), AUIM must retain: a. Its Proxy Voting Policy and Guidelines; b. Proxy statements received; c. Records of votes; d. Records of client requests on how the Proxies were voted; and e. Any documents prepared by AUIM that were material to making a decision on how to vote or that memorialized the basis for the decision (e.g., Committee meeting minutes).
All documents must be kept for no less than six years.
It is required by Rule 204-2 of the Investment Advisers Act that a copy of each proxy cast by AUIM on behalf of a client be maintained along with all proxy statements received, whether voted or not.
Aegon USA Investment Management, LLC
Appendix A
Equity Securities Voting Policy Guidelines
The following is a concise summary of AUIM’s securities voting policy guidelines.
1. Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent,
•	Fees for non-audit services are non-standard, or
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any non-audit fees or other potential auditor conflicts.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.
Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM’s definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.
4. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.
Vote on proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights on a CASE-BY-CASE basis.
Vote on proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain on a CASE-BY-CASE basis.
Dual-class Stock
Vote on proposals to create a new class of common stock with superior voting rights on a CASE-BY-CASE basis.
Vote on proposals to create a new class of nonvoting or subvoting common stock on a CASE-BY-CASE basis, reviewing in particular if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.
Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
Management Proposals Seeking Approval to Reprice Options
Vote AGAINST proposals by management seeking approval to reprice options.
Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.
Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
10. Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Alta Capital Management, LLC
Proxy Voting
Amended 2-04-2016
Policy
If mandated by the investment management agreement, Alta Capital Management, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies, conduct due diligence with regard to any proxy vendors utilized in the proxy voting process, disclose any potential conflicts of interest, make information available to clients about the voting of proxies for their portfolio securities, disclose proxy practices in Form ADV, and maintain relevant and required records. Alta Capital Management does not handle class action claims on behalf of advisory clients unless specifically directed by client contract to do so.
Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
SEC Rule 206(4)-6 requires advisers to develop and implement the following policy response prior to exercising voting authority on behalf of clients: (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients pursuant to client direction if provided, including procedures to disclose and mange conflicts of interests that may be attendant to the proxy voting process; (b) the adviser must provide disclosure to clients explaining how clients may obtain information from the adviser with respect to the voting of proxies pursuant to securities held in client accounts; (c) the adviser must disclose by way of Form ADV Part 2A a summary of proxy voting policies and procedures and, upon request, furnish a complete copy of policies to clients; and (d) the adviser must maintain certain records relating to proxy voting activities when the adviser retains proxy voting authority and provide evidence of same upon regulatory or client request.
On June 30, 2014 the SEC’s Division of Investment Management issued Staff Legal Bulletin No. 20 which provides guidance about an investment adviser’s duties in voting client proxies and retaining proxy advisory firms. In the bulletin, the SEC staff responds to a number of questions about 206(4)–6 and the retention of proxy advisory firms. Among other issues, the bulletin addresses:
•	The steps that an investment adviser can take to demonstrate that proxy votes are cast in the clients' best interests and in compliance with the adviser’s proxy voting procedures;
•	Whether an investment adviser is required to vote every proxy;
•	The considerations that an investment adviser should take into account if it retains a proxy advisory firm to assist it in its proxy voting duties; and
•	The extent to which an investment adviser has an ongoing duty to oversee a proxy advisory firm that it retains.
Advisers voting proxies on behalf of clients must also comply with Rule 204-2 (as amended) which requires the adviser to observe specific record retention procedures related to proxy voting.
ERISA imposes additional policy and procedure requirements on investment advisers with respect to the voting of proxies and the maintenance and retention of related documentation and records, among other things, on behalf of ERISA qualified plan clients.
Responsibility
Haley Hammond has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.
Procedure
Alta Capital Management has adopted procedures to implement the firm’s policy and conducts reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, as outlined below.
Voting Procedures
It is the responsibility of the investment team to oversee the proxy process. At least annually, the investment team is responsible for approving or amending the guidelines it has established, reviewing the performance of the proxy service provider, and addressing any procedural issues that may arise in proxy voting processes. Meetings may be called by any investment team member throughout the year, based on issues that arise. Otherwise, investment meeting minutes will incorporate any proxy voting decisions that arise throughout the year.
Other procedures include:
•	Alta Capital Management only votes proxies if the firm has been contractually delegated proxy voting authority by each client.
•	All applicable accounts are set up for electronic proxy voting through ProxyEdge.

•	Absent material conflicts, the investment team will determine how Alta Capital Management should vote each proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.
•	Clients are permitted to convey specific proxy guidelines to Alta Capital Management in writing; such guidelines will be coded into the ProxyEdge system to ensure compliance with client direction.
Conflicts of Interest
Should a conflict of interest exist between the firm and client accounts as to the outcome of certain proxy votes, the firm is committed to resolving the conflict in the best interest of participating clients before it votes the proxy in question. The firm will also identify and evaluate any known conflicts of interest between Alta Capital Management’s proxy vendor and the issuer of each security to determine appropriate action. The firm may take the following courses of action to resolve the conflict: (a) disclose the conflict to clients and obtain consent before voting; and/or (b) engage a disinterested, qualified third party to determine how the proxy should be voted. The firm’s Chief Compliance Officer is responsible to ensure that all proxies are voted in a timely manner in accordance with proxy policies, that any conflicts of interest are resolved in the best interests of participating clients, and that proxy voting records are retained accordingly.
If a material conflict of interest exists, the investment team will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation. The firm will maintain a record of the voting resolution of any conflict of interest.
Disclosure
•	Alta Capital Management provides required disclosures in response to Item 17 of Form ADV Part 2A summarizing proxy voting policy and procedures, including a statement that clients may request information regarding how Alta Capital Management voted a client’s proxies, and that clients may request a copy of the firm's proxy policies and procedures.
•	Haley Hammond also sends a copy of this summary to all existing clients who have previously received Alta Capital Management's Form ADV Part 2; or Haley Hammond may send each client the amended Form ADV Part 2.
Client Requests for Information
•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Haley Hammond.
•	In response to any request, Haley Hammond will prepare an electronic response to the client with the information requested, and as applicable will include the voting date, name of the issuer, the proposal voted upon, and how Alta Capital Management voted the client’s proxy with respect to each proposal about which the client inquired.
Voting Guidelines
•	In the absence of specific voting guidelines from the client, Alta Capital Management will vote proxies in the best interests of each particular client. Alta Capital Management's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Alta Capital Management's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
•	Alta Capital Management will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non- audit services.
•	Alta Capital Management will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
•	In reviewing proposals, Alta Capital Management will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.
Subadviser Obligations - Proxy Voting
The Firm has been engaged by one or more investment advisers to provide subadvisory services. As subadviser to a mutual fund, Alta Capital Management and its employees are required to comply with certain provisions of the Investment Company Act as referenced herein. The Subadvisory Agreement executed between the Firm and fund investment adviser is the primary governance document which conveys explicit responsibilities and obligations to the Firm and its employees relative to compliance and risk management reporting.
To the extent directed by the adviser in writing within the Subadvisory Agreement or other written instruction, Alta Capital Management shall exercise voting rights incident to any security purchased with, or comprising a portion of, the sub-advised mutual fund assets. Proxy voting authority will be handled in accordance with the Alta Capital Management proxy voting policies and procedures, as outlined herein, without consultation with the Fund’s investment adviser or the fund prior to vote casting.
The Firm agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, as well as all proxy voting records on behalf of said mutual fund to the investment adviser in accordance with the adviser’s instructions. Alta Capital Management will comply with all such reporting requirements to ensure that the fund and investment adviser are in full compliance with Form N-PX reporting requirements.

Recordkeeping
Haley Hammond retains the following proxy records in accordance with the SEC’s five-year retention requirement:
•	These policies and procedures and any amendments;
•	Each proxy statement that Alta Capital Management receives;
•	A record of each vote that Alta Capital Management casts;
•	Any document Alta Capital Management created that was material to making a decision how to vote proxies, or that memorializes that decision, if applicable; and
•	A copy of each written request from a client for information on how Alta Capital Management voted such client’s proxies, and a copy of any written response.
The Chief Compliance Officer is responsible to ensure that the firm conducts initial and ongoing due diligence reviews of any proxy service firm selected to provide proxy voting guidance to Alta Capital Management. These reviews of the proxy firm’s services and practices include conflicts of interest, consistency of voting with guidelines, fees and disclosures, among other things. The firm will document any such reviews.

AQR Capital Management, LLC
Proxy Voting Policy and Procedures
As Amended November 2017
i. STATEMENT OF POLICY
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to seek to ensure that such rights are properly and timely exercised. AQR Capital Management, LLC (“AQR”) generally retains proxy voting authority with respect to securities purchased for its clients. AQR will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).
AQR’s processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.
ii. USE OF THIRD PARTY PROXY VOTING SERVICE
The U.S. Securities and Exchange Commission and its staff have expressed the view that although the voting of proxies remains the duty of an investment adviser, an investment adviser may contract with a proxy advisory firm to perform certain functions with respect to proxy voting so long as the investment adviser ascertains, among other things, whether the proxy advisory firm has the capacity and competence to adequately analyze proxy issues.
AQR has engaged Institutional Shareholder Services Inc. (“ISS”), an independent third-party proxy advisory firm, to provide proxy voting services with respect to securities held in a given fund or account. ISS’ proxy voting services include, but are not limited to, receiving proxy ballots, working with AQR’s custodian banks, executing votes and maintaining vote records. ISS votes according to ISS’s proxy voting guidelines subscribed by a given AQR fund or account, unless instructed otherwise by AQR.
AQR also requires ISS to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, AQR requires ISS to provide information on how said conflict is being addressed. If, as a result of the AQR’s examination of ISS’s conflicts of interest, a determination is made that a material conflict of interest exists, AQR’s Chief Compliance Officer (the “CCO”) or designee will determine whether to follow ISS’s recommendation or take other action with respect to the proxy vote.
At least annually, the Compliance Department will review the capacity and competence of ISS. Specifically, the Compliance Department will:
1. Review ISS’s proxy voting guidelines and assess the adequacy of the guidelines, including assessing whether the guidelines are reasonably designed to ensure that proxies are voted in the best interests of AQR’s clients;
2. Review ISS’s procedures to seek to ensure that its proxy voting recommendations are based on current and accurate information;
3. Review a sample of ISS’s proxy votes to review whether ISS has complied with ISS’s proxy voting guidelines;
4. Obtain a certification or other information from ISS regarding its independence and impartiality.
iii. voting Procedures
ISS is responsible for coordinating with AQR’s clients’ custodians to seek to ensure that all proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will typically be sent directly to ISS. In the event that proxy materials are sent to AQR directly instead of ISS, AQR will use reasonable efforts to identify and forward those materials promptly to ISS for processing.
As noted in Section II, ISS will vote proxies in accordance with the subscribed proxy voting guidelines, unless instructed otherwise by AQR.
IV. voting guidelines
To the extent that AQR is voting a proxy itself and not utilizing ISS’s recommendation, AQR will be required to vote proxies in a way that, in AQR’s best judgment, is in the best interest of AQR’s clients holding such securities. Unless prior approval is obtained from the CCO or designee, the following guidelines will generally be adhered to when AQR is voting a proxy itself:
1. AQR will not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders, shall be for the sole purpose of expressing and discussing AQR's concerns for its advisory clients' interests and not for an attempt to influence or control management;
2. AQR will not announce its voting intentions and the reasons therefore; and
3. AQR will not initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
AQR or ISS may not vote a proxy in certain situations, including but not limited to, when:
1. The cost of voting a proxy outweighs the benefit of voting;

2. AQR is not given enough time to process the vote;
3. AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date;
4. There are restrictions on trading resulting from the exercise of a proxy; or
5. Voting would cause an undue burden to AQR.
Additionally, from time to time, AQR or ISS may be unable to cast a vote prior to the cutoff date for reasons including, but not limited to, timing of transferring proxy information. AQR does not view non-voted proxy ballots to be a material issue for either the clients or AQR’s investment strategies. AQR typically follows a systematic, research-driven approach, applying quantitative tools to process fundamental information and manage risk, significantly reducing the importance and usefulness of the proxies AQR receives and votes, or causes to be voted, on behalf of its clients.
Moreover, some of AQR’s strategies primarily focus on portfolio management and research related to macro trading strategies which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights, but may, in certain circumstances, hold an exchange traded fund (“ETF”) for the purpose of managing market exposure. For these funds and accounts that only have a de minimis exposure to equites via an ETF used for equitization, AQR will not vote proxies.
V. POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER
AQR mitigates potential conflicts of interest by generally voting in accordance with the pre-determined voting recommendations outlined in the subscribed voting guidelines of our independent third party provider, ISS. However, from time to time, AQR may determine to vote contrary to the recommendation of ISS which could give rise to potential conflicts of interest.
In the event that AQR intends to directly vote a proxy in a manner that is inconsistent with ISS’s recommendation, the Compliance Department will examine any conflicts that exist between the interests of AQR and its clients. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities, of AQR, its personnel, and its affiliates with the issuer of the security in question.
If, as a result of the Compliance Department’s examination, a material conflict of interest is found to exist, AQR will determine whether:
1. Directly voting the meeting is in the best interests of the client;
2. ISS’s recommendation should be followed; or
3. The client should approve the ISS recommendation.
VI. DISCLOSURE
Upon request, AQR will furnish a copy of this Policy to the requesting client and information on how the client’s proxies were voted. If a client requests how the client’s proxies were voted, AQR will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about:
1. The name of the issuer;
2. The proposal voted upon; and
3. The election made for the proposal.
Clients may contact AQR’s Client Administration team by calling 203-742-3700 or via e-mail at Client.Admin@aqr.com for a copy of the ISS Proxy Voting Guidelines or to obtain a record of how proxies were voted for their account.
VII. AQR FUNDS
On an annual basis, AQR will provide, or cause ISS to provide, to the AQR Funds’ administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX, which is required by Rule 30b1-4 under the Investment Company Act of 1940.
VIII. PROXY RECORDKEEPING
AQR will maintain the following records with respect to this Policy:
A copy of the Policy, and any amendments thereto;
2.	A copy of any document AQR created that was material to making a decision how to vote proxies, or that memorializes that decision.
AQR will cause ISS to maintain the following records below under this Policy for a period of no less than 5 years as required by SEC Rule 204-2. In addition, ISS will promptly produce such records upon request. Records will include:
1. A copy of the ISS Proxy Voting Guidelines;
2. A copy of ISS’s policies and procedures related to voting of proxies and management of conflicts of interest;
3. A copy of each research report prepared by ISS;

4. A copy of each proxy ballot received; and
5. A record of each vote cast
IX. REVIEW OF POLICY AND PROCEDURES
The Compliance Department shall review, no less frequently than annually, the adequacy of this Policy to ensure it has been implemented effectively, including whether the Policy continues to be reasonably designed to ensure that proxies are voted in the best interests of its clients.

Barrow, Hanley, Mewhinney & Strauss, LLC
Proxy Voting
BHMS has the responsibility to vote proxies for equity securities for its clients who have delegated this responsibility to us. BHMS’ fiduciary duty requires us to vote the proxies in the best economic interests of our clients, the beneficial owners of the securities. BHMS has adopted this Proxy Voting Policy and maintains written procedures for the handling, research, voting, and reporting of the proxy votes and makes appropriate disclosures about proxy voting on behalf of our clients. Disclosure information about the Firm’s Proxy Voting is included in BHMS’ Form ADV Part 2.
To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. Glass Lewis provides:
•	Research on corporate governance, financial statements, business, legal and accounting risks;
•	Proxy voting recommendations, including ESG (Environmental, Social, Governance) voting guidelines;
•	Portfolio accounting and reconciliation of shareholdings for voting purposes;
•	Proxy voting execution, record keeping, and reporting services.
Proxy Oversight Committee
•	BHMS’ Proxy Oversight Committee is responsible for implementing and monitoring BHMS’ proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm’s policy is observed, implemented properly, and amended or updated, as appropriate. The Proxy Oversight Committee is made up of the Chief Compliance and Risk Officer, the Responsible Investing Committee lead, the Director of Equity Operations, the ESG Research Coordinator, and an at-large portfolio manager.
•	BHMS’ proxy coordinators review and organize the data and recommendations provided by the proxy service. The proxy coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage. Proxy coordinators are assigned from the equity operations department.
•	BHMS research analysts review and evaluate proxy proposals and make written recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis and are in the best interest of the shareholders, our clients.
•	BHMS equity portfolio managers are members of the Proxy Voting Committee. Equity portfolio managers vote proxy proposals based on share ownership after giving consideration to BHMS’ Proxy Voting Guidelines, internal research recommendations, and the opinion of Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.
Conflicts of Interest
•	Potential conflicts may arise when BHMS invests in equity securities of corporations who are also clients of the Firm. BHMS seeks to mitigate potential conflicts by:
•	Making voting decisions for the benefit of the shareholder(s), our clients;
•	Uniformly voting every proxy based on BHMS’ internal research and consideration of Glass Lewis’ recommendations; and
•	Documenting the votes of companies who are also clients of the Firm.
•	If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees will determine if clients should have an opportunity to vote their proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.
Policies and Procedures
•	BHMS sends a daily electronic transfer of equity positions to the proxy service provider.
•	The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.
•	BHMS sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.
•	Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.
•	BHMS’ Proxy Voting Guidelines are available upon request by calling: (214) 665- 1900, or by e-mailing: clientservices@barrowhanley.com.
•	The proxy coordinators retain the following proxy records for at least seven years:
•	These policies and procedures and any amendments;
•	Proxy statements received regarding our clients’ securities;

•	A record of each proxy we voted;
•	Proxy voting reports that are sent to clients annually;
•	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision; and
•	Records of any client’s request for proxy voting information.

Belle Haven Investments, L.P.
Proxy Discretion and Voting Procedures
7.1  General
The SEC adopted rules in 2003 that are designed to increase corporate governance involvement by Investors. Advisers Act Rule 206(4)-6 requires Advisers to:
1.	Adopt proxy voting policies and procedures reasonably designed to ensure that the Adviser votes proxies in the best interests of clients;
2.	Address how the Adviser mitigates material conflicts of interest that may arise between the Adviser and its clients;
3.	Disclose to clients information about those policies and procedures and provide copies upon request; and
4.	Disclose to clients how they may obtain information on how the Adviser has voted their proxies.
In addition, amendments to Advisers Act Rule 204-2 require Advisers to maintain certain records relating to proxy voting, all as discussed below.
7.1.1  Client Agreements
If the Adviser’s client agreements are silent as to proxies, the SEC believes the Adviser is responsible for voting proxies through an overall delegation of discretionary authority.
7.2  Policy
Separate Accounts
The Firm’s policy is not to vote proxies and includes such language in its Investment Management Agreements.
The Fund
From time to time, the Fund may own equity securities which may require the Firm to vote proxies.
The Mutual Fund
As provided under Rule 20a-1 of the Investment Company Act, if the Firm purchases securities on behalf of the Mutual Fund which require proxy voting, the Mutual Fund Adviser is responsible for voting those proxies. If the Firm receives proxies with regard to such securities, it will forward them to the Mutual Fund Adviser promptly.
7.3  Proxy Voting Procedures
7.3.1  General
When applicable, the PM is responsible for voting proxies in an impartial manner and in the best interests of the Fund the Firm advises. Generally, it is the Firm’s policy to vote with management. Should a vote be deemed to present a material conflict of interest, such as a conflict between the interests of the Fund on the one hand and those of the Firm on the other hand, then the matter is subject to resolution by consulting an independent third party.
7.3.2  Exceptions
In certain circumstances, the Firm may not vote proxies it receives if it is in the Fund's best interest to abstain from voting. This situation will generally arise if the Firm determines that the cost of voting the proxy exceeds the expected benefit to the Fund. For example, in the case of international equity securities, some countries impose a practice called “share blocking.” Share blocking does not permit a shareholder to sell a security during the time period between voting a proxy and the shareholder meeting. The Firm may not vote any securities subject to share blocking if the Firm believes the benefit of being able to sell a security at any time outweighs the benefit of voting a proxy.
7.4  Procedures
Oversight
The CCO shall have oversight responsibility for these Policies as follows:
1.	He shall review documentation from the PM regarding all votes cast.
2.	He shall review documentation from the PM regarding all votes cast in cases where a material conflict of interest exists and the resolution thereof.
3.	He shall ensure that all proxy solicitations received for the Mutual Fund are forwarded to the Mutual Fund Adviser promptly.
4.	Annually, he will review and revise these Policies and Procedures, if necessary, with input from the third party voting services.
5.	He is responsible for reviewing all Form ADV and other disclosures concerning proxy voting in order to ensure that the Firm makes the necessary amendments. This review will normally occur annually.

7.5  Information and Disclosure Requirements
The Firm is required to describe its proxy voting policies and procedures to clients and, upon written request, provide clients with a copy of those policies and procedures.
7.5.1  Procedures
The Firm discloses a summary of its proxy policies and procedures in its Form ADV Part 2A. The disclosure also includes a statement that a client may obtain information by written request about how the Firm voted the client’s proxies and describes how a client may obtain a copy of these policies and procedures.
The CCO is responsible for ensuring that all client requests for copies of policies and procedures, voting guidelines and/or how the Firm voted proxies is made available in a timely manner and that delivery of such information is documented.
7.6  Recordkeeping
The CCO and/or DP will ensure that the following books and records are maintained in, as appropriate, electronic or hard copy form:
1.	Disclosures made to clients;
2.	Proxy statements received for client securities and records of votes cast;
3.	Records of written client requests for proxy voting information and the Firm’s written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client; and
4.	All documents prepared that were material to making a proxy voting decision, including decisions where there was a material conflict of interest.
The above records shall be retained in an easily accessible place for a period of at least six (6) years from the end of the fiscal year during which the last entry was made on such record, the first two years in the home office of the Firm.

Boston Advisors, LLC
Proxy Voting Policies and Procedures
April 2015
1. INTRODUCTION
Under the investment management contracts between Boston Advisors, LLC (“BA”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting. BA assumes responsibility for voting proxies when requested by a client and with respect to clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).
2. STATEMENTS OF POLICIES AND PROCEDURES
A. Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.
While retaining final authority to determine how each proxy is voted, BA has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the “Guidelines”) of Egan-Jones Proxy Services, a proxy research and consulting firm (“Egan-Jones”). Egan-Jones will track each proxy that BA is authorized to vote on behalf of our clients and will make a recommendation to management of BA as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BA, Egan-Jones will instruct Proxy-Edge, a proxy voting firm (“Proxy-Edge”) to vote on such matters on our behalf in accordance with its recommendations. BA will monitor the recommendations from Egan-Jones and may override specific recommendations or may modify the Guidelines in the future.
We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client’s account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.
B. Conflicts of Interest. If there is determined to be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”) the matter shall be considered by management.
Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless BA management determines that neither BA nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).
If BA management determines that BA has a material conflict of interest then we shall vote the proxy according to the recommendation of Egan-Jones or, if applicable, the client’s proxy voting policies. BA management also reserves the right to vote a proxy using the following methods:
•	We may obtain instructions from the client on how to vote the proxy.
•	If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).
We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.
C. Limitations on Our Responsibilities.
1. Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.
2. Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.
3. Special Client Considerations.
•	a. Mutual Funds. We will vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

•	b. ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.
•	c. Catholic Screened Accounts. Boston Advisors has engaged Egan Jones to vote proxies for certain Catholic screened accounts according to Catholic screens of the United States Conference of Catholic Bishops (“USCCB”). Catholic client accounts which are managed according to Catholic screens, which enumerate rules under which investments must be managed and invested through strategies that seek to avoid participation in certain harmful activities and promote the common good. The Egan Jones Catholic voting guidelines aim to vote proxies in a manner consistent with the USCCB investment guidelines, while promoting long-term shareholder value. For more information regarding the Catholic proxy voting policies and procedures, please see the Egan Jones Catholic Proxy Voting Principles, attached as an Exhibit to this policy.
4. Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client’s proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).
D. Disclosure. A client for which we are responsible for voting proxies may obtain information from us, via Egan-Jones and Proxy Edge records, regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.
E. Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.
F. Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.
G. Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party, such as Egan-Jones or Proxy Edge to maintain certain records required to be maintained by the Advisers Act.
3. EGAN-JONES PROXY VOTING PRINCIPLES AND GUIDELINES
Attached as Appendix A and B are the Proxy Voting Principles and Guidelines of Egan-Jones Proxy Services, including the Catholic guidelines.
APPENDIX A
Introduction
Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:
•	the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission
•	revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules
•	corporate governance reforms and subsequent proposed rule filings made with the SEC by
•	The NASDAQ Stock Market, Inc. and resulting SEC rules
In general:
•	Directors should be accountable to shareholders, and management should be accountable to directors.
•	Information on the Company supplied to shareholders should be transparent.
•	Shareholders should be treated fairly and equitably according to the principle of one share, one vote.
Principles
A. Director independence
It is our view that:

•	A two-thirds majority of the Board should be comprised of independent directors.
•	Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.
•	When the Chairman of the Board also serves as the company’s Chief Executive Officer, the Board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.
•	Committees of the Board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.
•	No director should serve as a consultant or service provider to the Company.
•	Director compensation should be a combination of cash and stock in the company, with stock constituting a significant component.
In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:
•	should not have been employed by the Company or an affiliate within the previous five years;
•	should not be, and should not be affiliated with, a company that is an adviser or consultant to the Company or affiliate, or to a member of the Company’s senior management;
•	should not be affiliated with a significant customer or supplier of the Company or affiliate;
•	should have no personal services contract with the Company or affiliate, or a member of senior management;
•	should not be affiliated with a not-for-profit organization that receives significant contributions from the Company or affiliate;
•	within the previous five years, should not have had any business relationship with the Company or affiliate which required disclosure in the Company’s Form 10-K;
•	should not be employed by a public company at which an executive officer of the Company serves as a director;
•	should not be a member of the immediate family of any person described above.
B. Board operating procedures
•	The Board should adopt a written statement of its governance principles, and regularly re-evaluate them.
•	Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.
•	The independent directors should be provided access to professional advisers of their own choice, independent of management.
•	The Board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.
•	Directors should have access to senior management through a designated liaison person.
•	The Board should periodically review its own size, and determine the appropriate size.
C. Requirements for individual directors
We recommend that:
•	The Board should provide guidelines for directors serving on several Boards addressing competing commitments.
•	The Board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the Board and of committees of the Board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.
D. Shareholder rights
•	A simple majority of shareholders should be able to amend the company’s bylaws, call special meetings, or act by written consent.
•	In the election of directors, there should be multiple nominees for each seat on the Board
•	“Greenmail” should be prohibited.
•	Shareholder approval should be required to enact or amend a “poison pill” (i.e.,“shareholder rights”) plan
•	Directors should be elected annually.
•	The Board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.

•	Shareholders should have effective access to the director nomination process.
Egan-Jones Proxy Voting Guidelines
Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld. Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.
Board of Directors
Election of Directors in Uncontested Elections
Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors' investment in the company, etc.
WITHHOLD votes for nominees who:are affiliated outside directors and sit on the Audit, Compensation, or Nominating committeesare inside directors and sit on the Audit, Compensation, or Nominating committeesare inside directors and the company does not have Audit, Compensation, or Nominating committeesattend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.ignore a shareholder proposal that is approved by a majority of the shares outstandingignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive yearsfail to act on takeover offers where the majority of the shareholders have tendered their sharesimplement or renew a “dead-hand” or modified “dead-hand” poison pill sit on more than four boards
Separating Chairman and CEO
Case-by-case basis on shareholder proposals requiring that positions of chairman and CEO be held separately.
Independent Directors
FOR shareholder proposals asking that a two-thirds majority of directors be independent.
FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.
Case-by-case basis on proposals asking that the Chairman be independent.
Stock Ownership Requirements
AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.
Term Limits
AGAINST shareholder proposals to limit tenure of outside directors.
Age Limits
AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.
Director and Officer Indemnification and Liability
Case-by-case basis on director and officer indemnification and liability, using Delaware law as the standard.
AGAINST proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.
AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.
Charitable Contributions
AGAINST proposals regarding charitable contributions.
Proxy Contests (Contested Elections)
Election of Directors in Contested Elections
Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

Reimburse Proxy Solicitation Expenses
Case-by-case basis for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.
Auditors
Ratifying Auditors
FOR proposals to ratify auditors, unless:Non-audit fees exceed 50% of total fees.
Auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
Proxy Contest Defenses
Classified Board vs. Annual Election
AGAINST proposals to classify the board.
FOR proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.
Removal of Directors
AGAINST proposals that provide that directors may be removed only for cause.
FOR proposals to restore shareholder ability to remove directors with or without cause.
AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
FOR proposals that permit shareholders to elect directors to fill board vacancies.
Cumulative Voting
FOR proposals to eliminate cumulative voting.
Calling Special Meetings
AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Acting by Written Consent
AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
FOR proposals to allow or make easier shareholder action by written consent.
Altering Size of the Board
FOR proposals to fix the size of the board.
AGAINST proposals that give management the ability to alter size of the board without shareholder approval.
Tender Offer Defenses
“Poison Pills”
FOR shareholder proposals that ask the company to submit its “poison pill” for shareholder ratification.
Case-by-case basis for shareholder proposals to redeem a company's existing “poison pill.”
Case-by-case basis for management proposals to ratify a “poison pill.”
Fair Price Provisions
Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.
AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
“Greenmail”
FOR proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the company's ability to make “greenmail” payments.
Case-by-case basis for anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.

“Pale Greenmail”
Case-by-case basis for restructuring plans that involve the payment of pale greenmail.
Unequal Voting Rights
AGAINST dual-class exchange offers and dual-class recapitalizations.
Supermajority Requirement to Amend Charter or Bylaws
AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
Supermajority Requirement to Approve Mergers
AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
Placement of Equity with “White Squire”
FOR shareholder proposals to require approval of “blank check preferred stock” issues for other than general corporate purposes.
Other Governance Proposals
Confidential Voting
FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
FOR management proposals to adopt confidential voting.
Equal Access
FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Bundled Proposals
Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders' best interests. FOR if the combined effect is positive.
Shareholder Advisory Committees
Case-by-case basis for establishing a shareholder advisory committee.
Capital Structure
Common Stock Authorization
Case-by case basis for increasing the number of shares of common stock authorized for issuance.
AGAINST increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.
Stock Distributions: Splits and Dividends
FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company’s returns to shareholders.
Reverse Stock Splits
FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.
Case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance.
Preferred Stock

AGAINST proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights
FOR proposals to create “blank check preferred stock” in cases when the company specifically states that the stock will not be used as a takeover defense.
FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.
Case-by-case basis on proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and company’s returns to shareholders.
“Blank Check Preferred Stock”
FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.
Adjustments to Par Value of Common Stock
FOR management proposals to reduce the par value of common stock.
Preemptive Rights
Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the company and shareholder characteristics.
Debt Restructurings
Case-by-case basis on proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control
FOR proposals that facilitate debt restructurings except where signs of self-dealing exist.
Share Repurchase Programs
FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Tracking Stock
Case-by-case basis for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.
Compensation of Officers and Directors
Case-by-case basis for director and officer compensation plans.
Management Proposals Seeking Approval to Re-price Options
Case-by-case basis on management proposals seeking approval to re-price options.
Director Compensation
Case-by-case basis on stock-based plans for directors.
Employee Stock Purchase Plans
Case-by-case basis on employee stock purchase plans.
Amendments that Place a Maximum limit on Annual Grants or Amend Administrative Features
FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).
Amendments to Added Performance-Based Goals
FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
Amendments to Increase Shares and Retain Tax Deductions Under OBRA
Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).
Approval of Cash or Cash & Stock Bonus Plans
FOR cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.
Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.
Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.
“Golden Parachutes” and “Tin Parachutes”
FOR shareholder proposals to have “golden and tin parachutes” submitted for shareholder ratification.
Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”
Employee Stock Ownership Plans (ESOPs)
FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).
401(k) Employee Benefit Plans
FOR proposals to implement a 401(k) savings plan for employees.
State of Incorporation
State Takeover Statutes
Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).
Reincorporation Proposals
Case-by-case basis on proposals to change the company's state of incorporation.
Business Combinations and Corporate Restructurings
Mergers and Acquisitions
Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.
Corporate Restructuring
Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.
Spin-offs
Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.
Asset Sales
Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.
Liquidations
Case-by-case basis on liquidations considering management's efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.
Appraisal Rights
FOR providing shareholders with appraisal rights.
Mutual Fund Proxies
Election of Directors
Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.
WITHHOLD votes for directors who:
are interested directors and sit on key board committees (Audit, Nominating or
Compensation committees)
are interested directors and the company does not have one or more of the following committees: Audit, Nominating or Compensation.
attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.
ignore a shareholder proposal that is approved by a majority of shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
sit on more than 10 fund boards
serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)
Converting Closed-end Fund to Open-end Fund
Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.
Investment Advisory Agreements
Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.
New Classes or Series of Shares
FOR creating new classes or series of shares.
Preferred Stock Authorization
Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.
1940 Act Policies
Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.
Changing a Fundamental Restriction to a Non-fundamental Restriction
Case-by-case basis on changing fundamental restriction to non-fundamental restriction, considering fund's target investments, reasons for change, and projected impact on portfolio.
Changing Fundamental Investment Objective to Non-fundamental
AGAINST proposals to change the fund's fundamental investment objective to nonfundamental.
Name Rule Proposals
Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund's target market.
Disposition of Assets, Termination, Liquidation
Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, company's past performance, and terms of liquidation.
Charter Modification
Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.
Change of Domicile
Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.
Change in Sub-classification
Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.
Authorizing Board to Hire and Terminate Sub-advisors without Shareholder Approval
AGAINST authorizing the board to hire and terminate sub-advisors without shareholder approval
Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor's reputation and past performance, and competitiveness of fund in industry.
Master-Feeder Structure
FOR establishment of a master-feeder structure.
Changes to Charter
Case-by-case basis for changes to the charter, considering degree of change implied by the proposal, resulting efficiencies, state of incorporation, and regulatory standards and implications.
Mergers
Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.
Shareholder Proposals
Independent Directors
FOR shareholder proposals asking that a three-quarters majority of directors be independent.
FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.
For proposals asking that the Chairman be independent.
Establish Director Ownership Requirement
AGAINST establishing a director ownership requirement.
Reimbursement of Shareholder for Expenses Incurred
Case-by-case basis for reimbursing proxy solicitation expenses.
FOR reimbursing proxy solicitation expenses in cases where EGAN-JONES recommends in favor of the dissidents.
Terminate the Investment Advisor
Case-by-case basis for terminating the investment advisor, considering fund’s performance and history of shareholder relations.
Social Issues
Energy and Environment
AGAINST on proposals that request companies to follow the CERES Principles.
FOR reports that seek additional information, particularly when it appears company has not adequately addressed shareholders' environmental concerns.
South Africa
AGAINST on proposals related to South Africa.
FOR reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.
Northern Ireland
AGAINST on proposals related to the MacBride Principles.
FOR reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears company has not adequately addressed shareholder concerns.
Military Business
AGAINST on defense issue proposals.
FOR reports that seek additional information on military related operations, particularly when company has been unresponsive to shareholder requests.
Maquiladora Standards and International Operations Policies
AGAINST on proposals relating to the Maquiladora Standards and international operating policies.
FOR reports on international operating policy issues, particularly when it appears company has not adequately addressed shareholder concerns.
World Debt Crisis

AGAINST on proposals dealing with Third World debt.
FOR reports on Third World debt issues, particularly when it appears company has not adequately addressed shareholder concerns.
Equal Employment Opportunity and Discrimination
AGAINST on proposals regarding equal employment opportunities and discrimination.
FOR reports that seek additional information about affirmative action efforts, particularly when it appears company has been unresponsive to shareholder requests.
Animal Rights
AGAINST on proposals that deal with animal rights.
Product Integrity and Marketing
AGAINST on ceasing production of socially questionable products.
FOR reports that seek additional information regarding product integrity and marketing issues, particularly when it appears companies have been unresponsive to shareholder requests.
Human Resources Issues
AGAINST on proposals regarding human resources issues.
FOR reports that seek additional information regarding human resources issues, particularly when it appears companies have been unresponsive to shareholder requests.
APPENDIX B
Our principles and guidelines comply with the principles of the United States Conference of Catholic Bishops (“USCCB”). Catholic client accounts are governed by the Principles for USCCB Investments, which enumerate rules under which investments must be managed and invested through strategies that seek to avoid participation in harmful activities, to use the role of stockholder for social stewardship, and to promote the common good.
Egan-Jones Proxy Services Catholic Voting Guidelines aim to promote long-term shareholder value, aiming at generating a reasonable rate of return and operating in a fiscally sound, responsible and accountable manner, while emphasizing faithful, competent, and socially responsible stewardship. Thus, our guidelines, like the principles of the USCCB upon which they are based, address issues that affect long-term shareholder value, while considering workplace issues that may have an impact on long-term economic best interests of participants and beneficiaries, including corporate polices that affect job security and wage levels of plan participants, corporate policies that affect local economic development and stability, corporate responsibility to employees and communities in which a company operates, and workplace and environmental safety and health issues.
Introduction
Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:
•	the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission
•	revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules
•	corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules
In general:
•	Directors should be accountable to shareholders, and management should be accountable to directors.
•	Information on the Company supplied to shareholders should be transparent.
•	Shareholders should be treated fairly and equitably according to the principle of one share, one vote.
Principles
A. Director independence
It is our view that:
•	A two-thirds majority of the Board should be comprised of independent directors.

•	Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.
•	The Chairman of the Board should be an independent director (i.e., he or she should not also be the Chief Executive Officer
•	When the Chairman of the Board also serves as the Company’s Chief Executive Officer, the Board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.
•	Committees of the Board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.
•	No director should serve as a consultant or service provider to the Company.
•	Director compensation should be a combination of cash and stock in the Company, with stock constituting a significant component.
In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:
•	should not have been employed by the Company or an affiliate within the previous five years;
•	should have no services contract regarding such matters as aircraft rental contract, real property lease or similar contract with the Company or affiliate, or with a member of the Company’s senior management or provide legal or consulting services to the Company within the previous three years;
•	should not be employed by a public company at which an executive of the Company serves as a director, and therefore be part of an interlocking relationship;
•	should not be a member of the immediate family (spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone other than domestic employees who share such a person’s home) of any person described above but
•	a director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation (base salary plus cash bonus) from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.
•	a director who is an executive officer or employee, or whose immediate family member is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (other than a utility) or non-profit organization that makes payments to, or receives payments from, the Company for property or services in an amount which, in any fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold. However, the existence of a credit agreement between a bank and the Company shall not affect the independence of a director who is an executive of that bank within the previous three years.
B. Board operating procedures
•	The Board should adopt a written statement of its governance principles, and regularly re-evaluate them.
•	Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.
•	The independent directors should be provided access to professional advisers of their own choice, independent of management.
•	The Board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.
•	Directors should have access to senior management through a designated liaison person.
•	The Board should periodically review its own size, and determine the appropriate size.
C. Requirements for individual directors
We recommend that:
•	The Board should provide guidelines for directors serving on several Boards addressing competing commitments.
•	The Board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the Board and of committees of the Board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.
D. Shareholder rights
•	A simple majority of shareholders should be able to amend the Company’s bylaws, call special meetings, or act by written consent.

•	In the election of directors, there should be multiple nominees for each seat on the Board
•	“Greenmail” should be prohibited.
•	Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan
•	Directors should be elected annually.
•	The Board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.
•	Shareholders should have effective access to the director nomination process.
Egan-Jones Catholic Proxy Voting Guidelines
Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.
Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.
Board of Directors
Election of Directors in Uncontested Elections
Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors' investment in the Company, etc.
WITHHOLD votes for nominees who: are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees are inside directors and sit on the Audit, Compensation, or Nominating committees are inside directors and the Company does not have Audit, Compensation, or Nominating committees attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable. ignore a shareholder proposal that is approved by a majority of the shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years fail to act on takeover offers where the majority of the shareholders have tendered their shares implement or renew a “dead-hand” or modified “dead-hand” poison pill sit on more than six other boards serve as both Chairman and CEO, or serve as Chairman and were formerly CEO serve as Chairman but are not independentsit on the existing board, which has failed to respond adequately to a say-on-pay vote in which the majority of votes cast voted AGAINST. sit on the existing board, which has implemented a less frequent say-on-pay vote than the frequency option which received a majority of votes cast in the previous frequency vote.
In cases in which an issuer has engaged in the practice commonly referred to as “options backdating,” Egan-Jones may recommend that votes be withheld from nominees serving on the issuer’s compensation committee, the issuer’s entire board of directors, and/or its chief executive officer. Such recommendations will be made on a case-by-case basis, taking into consideration such matters as intent of the individuals involved, scope and timing of the practice, significance of financial restatement required, and corrective action taken.
Furthermore, we may recommend withholding votes from either members of an issuer’s compensation committee, its entire board of directors and/or its chief executive officer where the issuer has engaged in what we judge to be other unsatisfactory compensation practices. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the issuer.
FOR responsible shareholder proposals calling for the Company to name as directors only those who receive a majority of shareholder votes.
FOR proposals requesting that the Company seek more women, minority group members, and employee shareholders for service as directors.
Separating Chairman and CEO
FOR shareholder proposals requiring that positions of chairman and CEO be held separately.
Independent Directors
FOR shareholder proposals asking that a two-thirds majority of directors be independent.
FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.
FOR proposals asking that the Chairman be independent.
Stock Ownership Requirements
AGAINST shareholder proposals requiring directors to own a minimum amount of Company stock in order to qualify as a director or to remain on the board.

Term Limits
AGAINST shareholder proposals to limit tenure of outside directors.
Age Limits
AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.
Director and Officer Indemnification and Liability
Case-by-case basis on management proposals regarding director and officer indemnification and liability, using Delaware law as the standard.
AGAINST management proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.
AGAINST management indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
FOR only those management proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the Company, and (2) only if the director's legal expenses would be covered.
Charitable Contributions
AGAINST shareholder proposals regarding charitable contributions except FOR proposals requesting information on such contributions.
Political Contributions
FOR shareholder proposals regarding greater disclosure of political contributions.
FOR shareholder proposals seeking political contribution guidelines and reporting procedures.
Lobbying Expenditures
FOR shareholder proposals for disclosure of lobbying expenditures.
Proxy Contests (Contested Elections)
Election of Directors in Contested Elections
Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.
Reimbursement of Shareholders for Expenses Incurred
FOR responsible shareholder proposals advocating establishment of procedures for reimbursement of solicitation expenses incurred by a dissident stockholder or group of stockholders in a contested elections of directors.
Auditors
Ratifying Auditors
FOR proposals to ratify auditors, unless:
Non-audit fees exceed 50% of total fees.
Auditor has a financial interest in or association with the Company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the Company's financial position.
The Company has had the same auditor for eight or more years.
Proxy Contest Defenses
Classified Board vs. Annual Election
AGAINST management proposals to classify the board.
FOR shareholder proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.
Removal of Directors
AGAINST management proposals that provide that directors may be removed only for cause.
FOR shareholder proposals to restore shareholder ability to remove directors with or without cause.
AGAINST management proposals that provide that only continuing directors may elect replacements to fill board vacancies.
FOR shareholder proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting
AGAINST management proposals to eliminate cumulative voting.
FOR shareholder proposals to provide for cumulative voting.
Calling Special Meetings
AGAINST management proposals to restrict or prohibit shareholder ability to call special meetings.
FOR shareholder proposals that remove restrictions on the right of shareholders to act independently of management.
Acting by Written Consent
AGAINST management proposals to restrict or prohibit shareholder ability to take action by written consent.
FOR shareholder proposals to allow or make easier shareholder action by written consent.
Altering Size of the Board
FOR management proposals to fix the size of the board.
AGAINST management proposals that give management the ability to alter size of the board without shareholder approval.
Tender Offer Defenses
“Poison Pills”
FOR shareholder proposals that ask the Company to submit its “poison pill” for shareholder ratification.
Case-by-case basis for shareholder proposals to redeem the Company's existing “poison pill.”
Case-by-case basis for management proposals to ratify a “poison pill.”
Fair Price Provisions
Case-by-case basis for management proposals favoring adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.
AGAINST management proposals for adopting fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
“Greenmail”
FOR shareholder proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the Company's ability to make “greenmail” payments.
Case-by-case basis for shareholder anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.
“Pale Greenmail”
Case-by-case basis for restructuring plans that involve the payment of pale greenmail.
Unequal Voting Rights
AGAINST dual-class exchange offers and dual-class recapitalizations.
Supermajority Requirement to Amend Charter or Bylaws
AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
Supermajority Requirement to Approve Mergers
AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
Placement of Equity with “White Squire”
FOR shareholder proposals to require approval of “blank check preferred stock” issues for other than general corporate purposes.
Other Governance Proposals
Exclusive Forum
AGAINST management proposals to restrict the venue for shareholder claims by adopting charter or bylaw provisions that seek to establish an exclusive judicial forum.

Confidential Voting
FOR shareholder proposals that request that the Company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
FOR management proposals to adopt confidential voting.
Equal Access
FOR shareholder proposals that would allow significant Company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Proxy Access
Case-by-case for binding shareholder proxy access proposals, considering ownership thresholds and the director percentage nominatable.
Bundled Proposals
Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders' best interests. FOR if the combined effect is positive.
Shareholder Advisory Committees
Case-by-case basis for shareholder proposals for establishing a shareholder advisory committee.
Capital Structure
Common Stock Authorization
AGAINST management proposals for increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.
FOR management proposals to increase the number of authorized shares of common stock in connection with a transaction that EGAN-JONES supports delineated in the same ballot.
Case-by-case basis on other such management proposals considering the specified purposes of the proposed increase, any explanation of risks to shareholders of failing to approve the request, potential dilution, and recent track record for using authorized shares, in which case judgment is applied to weigh such factors. Factors which are normally weighed in making such judgments include prior performance of the issuer, changes within the industry, relative performance in the industry, client preferences, and overall good corporate governance. In general, we view the authorization of additional common shares to be ordinary and necessary and in the best long-term interests of the issuer and its shareholders.
Stock Distributions: Splits and Dividends
FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and the Company’s returns to shareholders.
Reverse Stock Splits
FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.
Case-by-case basis on management proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance.
Preferred Stock
AGAINST management proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights
FOR management proposals to authorize preferred stock in cases where the Company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.
Case-by-case basis on management proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and Company’s returns to shareholders.
“Blank Check Preferred Stock”
FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

FOR management proposals to create “blank check preferred stock” in cases when the Company specifically states that the stock will not be used as a takeover defense.
Adjustments to Par Value of Common Stock
FOR management proposals to reduce the par value of common stock.
Preemptive Rights
Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the Company and shareholder characteristics.
Debt Restructurings
Case-by-case basis on management proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control
FOR management proposals that facilitate debt restructurings except where signs of self-dealing exist.
Share Repurchase Programs
FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Tracking Stock
Case-by-case basis for management proposals for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.
Compensation of Officers and Directors
Case-by-case basis for director and officer compensation plans but favoring performance-based alternatives to stock options, such as long-term incentive plans and performance-vesting restricted stock, and generally favoring responsible proposals calling for more use of performance-based equity in compensation plans. The term “performance-based equity” will not be interpreted to include conventional stock options, but will include such tools as indexed options, restricted stock, performance-contingent options, and premium-priced options.
Where stock options are used, FOR proposals for performance-based (i.e., indexed) stock options plans.
FOR compensation plans which maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value; are formulated to attract, retain, and motivate key employees long-term; and take into consideration linkage between pay and performance, performance goals, and the cost of equity-based plans.
AGAINST compensation plans involving “pay for failure,” such as excessively long contracts, guaranteed compensation, and excessive severance packages (see below).
AGAINST compensation plans providing inappropriate levels of compensation (exceeding market practice) to non-executive directors such that independence is not compromised in overseeing executive performance and compensation.
Focusing on companies that have underperformed peers over a sustained period, WITHHOLD on compensation committee members if the Company’s performance and CEO compensation are misaligned, the Company maintains poor compensation practices or the board is unresponsive to a majority of shareholders on compensation matters. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the Company.
Focusing on companies that have underperformed peers over a sustained period, AGAINST equity-based incentive plan proposals if the Company’s performance and CEO’s compensation are misaligned, the Company maintains poor compensation practices or the board is unresponsive to shareholders on compensation matters. This involves evaluating theperformance indexes in plans, goals and target awards, alignment with the issuers’ business strategy, whether or not goals appear to be challenging, peer group benchmarking, and mix of performance-based and non-performance-based compensation.
In the context of the entire plan, CASE-BY-CASE basis, applying judgment, for compensation plans of companies involving incentives that encourage excessive risk-taking without appropriate claw-back provisions, excessive perquisites, tax gross-ups, re-pricing or replacing of underwater stock options without prior shareholder approval , excessive severance payments without involuntary job loss or substantial diminution of duties. Factors which are normally weighed in making such judgments include prior performance of the Company, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance.
Advisory Votes on Executive Compensation (“Say-on-Pay”)
CASE-BY-CASE basis on advisory votes on executive compensation (“Say-on-Pay”), but normally FOR unless provisions violate above-described guidance regarding compensation/incentive plans and election of members of the compensation committee, in which case judgment is applied to weigh such facmaking such judgments include prior performance of the Company, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance.

Advisory Votes Regarding Frequency of Advisory Votes on Executive Compensation
FOR management proposals that recommend that advisory votes on compensation take place annually.
Normally FOR ANNUAL FREQENCY regardless of whether management recommends annual, biennial or triennial frequency.
AGAINST management proposals that recommend that advisory votes on executive compensation take place every two years or triennially.
Advisory Votes on Executive Compensation Tied to a Merger, Acquisition or Other Change in Control
AGAINST “golden parachutes” which are abusive, such as those that exceed 2.99 times annual compensation, contain tax gross-ups, or provide for accelerated vesting of equity awards, are triggered prior to completion of the transaction or if the payouts are not contingent on the executive’s termination
Management Proposals Seeking Approval to Re-price Options
Case-by-case basis on management proposals seeking approval to re-price options.
Director Compensation
Case-by-case basis on stock-based plans for directors.
AGAINST shareholder proposals regarding advisory vote on directors’ compensation
Employee Stock Purchase Plans
Case-by-case basis on employee stock purchase plans.
Amendments that Place a Maximum limit on Annual Grants or Amend Administrative Features
FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).
Amendments to Added Performance-Based Goals
FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
Amendments to Increase Shares and Retain Tax Deductions Under OBRA
Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).
Approval of Cash or Cash & Stock Bonus Plans
FOR cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.
Limits on Director and Officer Compensation
FOR shareholder proposals requiring additional disclosure of officer and director compensation.
Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.
Retirement Benefits
FOR shareholder proposals seeking shareholder approval of any future extraordinary retirement benefits for senior executives, so long as subjecting them to such approval does not violate an existing employment agreement or vested pension benefit.
“Golden Parachutes” and “Tin Parachutes”
FOR shareholder proposals to have “golden and tin parachutes” submitted for shareholder ratification.
Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”
FOR shareholder proposals to limit severance pay in future employment agreements to no more than two times annual base salary plus bonus.
Employee Stock Ownership Plans (ESOPs)
FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).
401(k) Employee Benefit Plans
FOR proposals to implement a 401(k) savings plan for employees.
State of Incorporation
State Takeover Statutes

Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).
Reincorporation Proposals
Case-by-case basis on proposals to change the Company's state of incorporation.
Business Combinations and Corporate Restructurings
Mergers and Acquisitions
Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.
Corporate Restructuring
Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.
Spin-offs
Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.
Asset Sales
Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.
Liquidations
Case-by-case basis on liquidations considering management's efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.
Appraisal Rights
FOR providing shareholders with appraisal rights.
Mutual Fund Proxies
Election of Directors
Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.
WITHHOLD votes for directors who:
are interested directors and sit on key board committees (Audit, Nominating or Compensation committees)
are interested directors and the Company does not have one or more of the following committees: Audit, Nominating or Compensation.
attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.
ignore a shareholder proposal that is approved by a majority of shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)
Converting Closed-end Fund to Open-end Fund
Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.
Investment Advisory Agreements
Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.
New Classes or Series of Shares
FOR creating new classes or series of shares.

Preferred Stock Authorization
Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.
1940 Act Policies
Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.
Changing a Fundamental Restriction to a Non-fundamental Restriction
Case-by-case basis on changing fundamental restriction to non-fundamental restriction, considering fund's target investments, reasons for change, and projected impact on portfolio.
Changing Fundamental Investment Objective to Non-fundamental
AGAINST proposals to change the fund's fundamental investment objective to non-fundamental.
Name Rule Proposals
Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund's target market.
Disposition of Assets, Termination, Liquidation
Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, Company's past performance, and terms of liquidation.
Charter Modification
Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.
Change of Domicile
Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.
Change in Sub-classification
Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.
Authorizing Board to Hire and Terminate Sub-advisors without
Shareholder Approval
AGAINST authorizing the board to hire and terminate sub-advisors without shareholder approval
Distribution Agreements
Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor's reputation and past performance, and competitiveness of fund in industry.
Master-Feeder Structure
FOR establishment of a master-feeder structure.
Changes to Charter
Case-by-case basis for changes to the charter, considering degree of change implied by the proposal, resulting efficiencies, state of incorporation, and regulatory standards and implications.
Mergers
Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.
Miscellaneous Shareholder Proposals
Independent Directors
FOR shareholder proposals asking that a three-quarters majority of directors be independent.
FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

For proposals asking that the Chairman be independent.
Establish Director Ownership Requirement
AGAINST establishing a director ownership requirement.
Reimbursement of Shareholder for Expenses Incurred
FOR responsible shareholder proposals advocating establishment of procedures for reimbursement of solicitation expenses incurred by a dissident stockholder or group of stockholders in a contested elections of directors.
Terminate the Investment Advisor
Case-by-case basis for terminating the investment advisor, considering fund’s performance and history of shareholder relations.
Social Issues
FOR shareholder proposals on abortion-related issues when deemed appropriate.
FOR shareholder proposals forbidding scientific research on human fetuses or embryos that (1) results in the end of pre-natal human life; (2) makes use of tissue derived from abortions or other life-ending activities; or (3) violates the dignity of a developing person. Specific activities covered by the policy will include: 1. Embryonic stem cell research; 2. Fetal tissue research or stem cell research derived from embryos; and 3. Human cloning.
FOR shareholder resolutions to promote responsible and family-oriented program content development by media companies.
FOR shareholder proposals to encourage companies to report on social, environmental, as well as financial, performance.
FOR shareholder proposals directed towards adoption of corporate social responsibility guidelines within companies.
Energy and Environment
FOR proposals that request that the Company follow the CERES Principles to encourage protection of the environment and the safety and health of employees.
FOR shareholder proposals which encourage corporations to act to preserve the planet's ecological heritage, addressing the rampant poverty in the poorest nations, redirecting development in terms of quality rather than quantity in the industrial world, and creating environmentally sensitive technologies.
FOR shareholder proposals to encourage policies and business that undertake reasonable and effective initiatives for energy conservation and the development of alternate renewable and clean energy resources and offering incentives to corporations to reduce greenhouse gas emissions and assistance to workers affected by those policies.
FOR reports that seek additional information, particularly when it appears Company has not adequately addressed shareholders' environmental concerns.
FOR proposals that request that the Board prepare, at reasonable expense and omitting proprietary information, a sustainability report.
Northern Ireland
FOR proposals related to the MacBride Principles.
FOR reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears the Company has not adequately addressed shareholder concerns.
Military Business
CASE-BY-CASE on defense issue proposals.
FOR shareholder proposals to limit weapons production, to limit foreign sales of weapons and to convert corporate capacity to non-military uses.
FOR reports that seek additional information on military related operations, particularly when the Company has been unresponsive to shareholder requests.
Maquiladora Standards and International Operations Policies
FOR proposals relating to the Maquiladora Standards and international operating policies.
FOR shareholder proposals to encourage efforts by companies to promote a respect for fundamental human rights, especially in those countries in which these companies operate that have documented practices that deny or violate the human rights of their citizens.
FOR shareholder proposals directed towards protecting and promoting human rights.
FOR reports on international operating policy issues, particularly when it appears the Company has not adequately addressed shareholder concerns.

World Debt Crisis
CASE-BY-CASE on proposals dealing with Third World debt.
FOR reports on Third World debt issues, particularly when it appears the Company has not adequately addressed shareholder concerns.
Equal Employment Opportunity and Discrimination
FOR proposals regarding equal employment opportunities and discrimination.
FOR shareholder proposals directed towards equal opportunities for minorities. FOR shareholder proposals to encourage the financial institutions where it deposits its resources to undertake programs and implement policies to secure an “outstanding” rating under the Community Reinvestment Act so as to insure fair and equal access to available credit.
FOR shareholder proposals to prohibit depositing funds in a financial institution that receives less than a “satisfactory” rating from federal regulatory agencies under the act.
FOR shareholder resolutions directed towards making life-sustaining drugs more available and affordable to low-income communities and nations.
FOR reports that seek additional information about affirmative action efforts, particularly when it appears the Company has been unresponsive to shareholder requests.
Animal Rights
CASE-BY-CASE on proposals that deal with animal rights.
Product Integrity and Marketing
CASE-BY-CASE on ceasing production of socially questionable products.
FOR reports that seek additional information regarding product integrity and marketing issues, particularly when it appears companies have been unresponsive to shareholder requests.
Human Resources Issues
CASE-by-case on proposals regarding human resources issues.
FOR reports that seek additional information regarding human resources issues, particularly when it appears companies have been unresponsive to shareholder requests.
FOR proposals supporting adoption or enforcement of principles or codes related to global labor and human rights standards.
FOR shareholder proposals to promote generous wage and benefit policies and adequate worker safety guidelines.
FOR shareholder proposals directed towards avoiding the use of sweatshops in the manufacture of goods.
FOR shareholder proposals encouraging companies to provide sufficient wages, working conditions and other social benefits that enable their employees and families to meet basic human needs.
FOR shareholder proposals that promote corporate policies on equal pay and promotion opportunities for women, and accommodation of legitimate family needs. FOR shareholder proposals to promote the active participation of women in the life of the Company, particularly in terms of policy and decision-making, and inclusion in corporate leadership positions.
FOR shareholder proposals that address workplace issues that may have an impact on corporate performance, such as:
•	Corporate policies that affect job security and wage levels of plan participants
•	Corporate policies that affect local economic development and stability
•	Corporate responsibility to employees and communities
•	Workplace safety and health issues

CBRE Clarion Securities LLC
Proxy Voting Policies and Procedures
As of May 31, 2016
Policy
Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When CBRE Clarion has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with this policy and procedures.
For the accounts over which CBRE Clarion maintains proxy voting authority, CBRE Clarion will vote proxies in accordance with its proxy voting guidelines. CBRE Clarion may, in certain circumstances, voluntarily adhere to guidelines established by its clients if doing so can be accomplished within the proxy voting process established with the proxy voting administrator. Otherwise, CBRE Clarion will not accept proxy voting authority to the extent clients wish to impose voting guidelines different from those of CBRE Clarion. As the responsibility for proxy voting is defined at the outset of the client relationship (and documented in the Investment Management Agreement), CBRE Clarion does not anticipate any confusion on the part of its clients in this respect.
Procedures and Controls
Proxy Voting Process and Administration
CBRE Clarion has engaged ISS to provide proxy voting administration services, including the tracking of proxies received for clients, providing notice to CBRE Clarion concerning dates votes are due, the actual casting of ballots, and recordkeeping. It is important to recognize that the ability of ISS and CBRE Clarion to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for CBRE Clarion clients. On a daily basis, CBRE Clarion provides ISS with a list of securities held in each account over which CBRE Clarion has voting authority.
CBRE Clarion established its own proxy voting guidelines based on a template provided by ISS. Proxy voting guidelines are reviewed and approved by Senior Global Portfolio Managers and/or designated senior members of the Investment Team initially and annually thereafter. The approved proxy voting guidelines are provided to ISS to facilitate processing proxy voting.
Voting decisions remain within the discretion of CBRE Clarion. On a daily basis, CBRE Clarion Securities Operations group reviews an online system maintained by ISS in order to monitor for upcoming votes. When a pending vote is identified, the Securities Operations team will forward the ballot to the appropriate Portfolio Manager or Investment Analyst for review, along with any supplemental information about the ballots provided by ISS and – if available – other research vendors to which CBRE Clarion subscribes. The Portfolio Manager or Investment Analyst determines the voting decision and communicates the vote to the Securities Operations group. If the voting decision is in contravention of the CBRE Clarion proxy voting guidelines, the Portfolio Manager or Investment Analyst’s decision must be approved by a Senior Global Portfolio Manager or a designated senior member of the Investment Team. Specifically, the Portfolio Manager or Investment Analyst must complete a Proxy Voting Form explaining the rationale for voting against the established guidelines. The Proxy Voting Form is reviewed by a Senior Global Portfolio Manager or a designated senior member of the Investment Team, and the Chief Compliance Officer (or General Counsel), evidenced by signature.
Conflicts of Interest
CBRE Clarion will identify any conflicts that exist between the interests of CBRE Clarion (including its employees and affiliates) and its clients as it relates to proxy voting. CBRE Clarion obtains information from all employees regarding outside business activities and personal relationships with companies within the investable universe of real estate securities, such as serving as board members or executive officers of an issuer, to confirm that employees do not have personal interests in transactions, holdings, or proxy matters. Additionally, CBRE Clarion will consider the conflicts associated with any ballot which identifies a relationship to CBRE Global Investors or another affiliate within CBRE Group. Lastly, CBRE Clarion will consider any ballot which relates to a client of CBRE Clarion as a potential conflict of interest.
If a material conflict is identified for a particular ballot, CBRE Clarion will refer the ballot and conflict to the CBRE Clarion Risk & Control Committee for review. In such situations, CBRE Clarion will generally defer the vote either to the recommendation provided by ISS (not based on the CBRE Clarion guidelines) or to the affected client(s) so that the client may determine its voting decision.
Proxy Voting Records
Except as otherwise noted, the proxy voting process is coordinated by the Securities Operations group. Compliance is responsible for oversight of and testing of the process. As noted above, ISS provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to CBRE Clarion upon request.
CBRE Clarion will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept on site. These files will include:
copies of the proxy voting policies and procedures and any amendments thereto, a copy of any document CBRE Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and a copy of each written client request for information on how CBRE Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how CBRE Clarion voted its proxies.
Clients may contact the Compliance Department at (610) 995-2500 to obtain a copy of these policies and procedures (and, if desired, the firm’s proxy voting guidelines) or to request information on the voting of such client's proxies. A written response will list, with respect to each voted proxy that the client has inquired about:
(1)	the name of the issuer,
(2)	the proposal voted upon, and
(3)	how CBRE Clarion voted the client's proxy.

ClariVest Asset Management LLC
Proxy Voting Policies
Date: 2017
Issue
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to Client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the Rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.
ClariVest votes proxies for its Clients unless requested otherwise, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.
Potential Risks
In developing these policies and procedures, ClariVest considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:
•	•	ClariVest does not maintain a written proxy voting policy as required by Rule 206(4)-6.
•	•	Proxies are not voted in Clients’ best interests.
•	•	Proxies are not identified and voted in a timely manner.
•	•	Conflicts between ClariVest’s interests and the Client are not identified; therefore, proxies are not voted appropriately.
•	•	The third-party proxy voting service utilized by ClariVest is not independent.
•	•	Proxy voting records and Client requests to review proxy votes are not maintained.
•	•	ClariVest does not conduct adequate ongoing oversight of the third-party proxy voting service to ensure that ClariVest, through the service, continues to vote proxies in the best interests of its clients.
ClariVest has established the following guidelines to effectuate and monitor its proxy voting policy and procedures.
Policy
It is the policy of ClariVest to vote proxies in the interest of maximizing value for ClariVest’s Clients. Proxies are an asset of a Client, which should be treated by ClariVest with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, ClariVest will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.
Any general or specific proxy voting guidelines provided by an advisory Client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the Client’s cost.
The staff of the Securities and Exchange Commission has issued interpretive guidance on investment advisers that use the recommendations of independent third parties to vote Client proxies in its letter to Egan-Jones Proxy Services (pub. Avail. May 27, 2004). The interpretive letter addresses what is meant by “independent third party.” The letter states that a third party generally would be independent of an investment adviser if that person is free from influence or any incentive to recommend that the proxies should be voted in anyone's interest other than the adviser's Clients. ClariVest has retained Institutional Shareholder Services (“ISS”), and generally follows their recommendation when voting proxies. ClariVest determined that it is appropriate to follow the voting recommendations of ISS because ClariVest believes that ISS (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of ClariVest’s Clients.
The interpretive letter also discusses conflicts of interest that can arise from the proxy voting firm's relationships with issuers. When the proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser's proxy voting procedures should require a proxy voting firm to disclose to the adviser any relevant facts concerning the firm's relationship with the issuer, such as the amount of the compensation that the firm has received or will receive. That information will enable the investment adviser to determine whether the proxy voting firm can make voting recommendations in an impartial manner and in the best interests of the Clients, or whether the adviser needs to take other steps to vote the proxies.
The staff of the Securities and Exchange Commission also issued a Staff Legal Bulletin No. 20 (June 30, 2014) that addresses, among other things, the ongoing duties of an investment adviser with respect to a third party proxy advisory firm.
Procedures for Identification and Voting of Proxies
These proxy voting procedures are designed to enable ClariVest to resolve material conflicts of interests with Clients before voting their proxies.

1.	ClariVest shall maintain a list of all Clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Operations Manager who will obtain proxy voting information from Client agreements.
2.	ClariVest shall work with the Client to ensure that ISS is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms (including a letter of authorization) of broker-dealers/custodians will state that ISS should receive this documentation. The Operations Department will follow-up with ISS after account launch to confirm that new accounts are properly established and proxy materials are being received by ISS for voting.
3.	ClariVest subscribes to the ISS proxy voting service. This browser-based proxy voting system automates the physical paper handling and detailed recordkeeping needs of ClariVest’s proxy voting function. ISS also provides independent recommendations with respect to each proxy vote.
4.	As a default, proxies are generally voted by ISS in accordance with ISS recommendations. However, ClariVest retains ultimate decision making authority with respect to the voting of Client proxies and reserves the right to override ISS recommendations.
5.	For any Client who has provided specific voting instruction, the Operations Manager shall vote that Client’s proxy in accordance with the Client’s written instructions.
6.	The Operations Manager will provide any proxy solicitation information and materials that he may receive to the appropriate personnel of ISS for their review and consideration.
7.	As noted by the SEC in Release 2106, the fiduciary duty that ClariVest owes its Clients prohibits the adoption of a policy to enter default proxy votes in favor of management. Thus, ClariVest shall not by default vote proxies in favor of management, but shall vote per ISS’s recommendation as set forth in the general principles outlined above.
8.	ClariVest’s investment personnel shall be responsible for making voting decisions with respect to all Client proxies, where a proxy is not voted in accordance with ISS recommendations. Such decisions shall then be provided to the Operations Manager who will then ensure that such proxy votes are submitted in a timely manner.
9.	The Operations Manager may delegate the actual voting of Client proxies to any of ClariVest’s employees who are familiar with ISS’s service.
10.	ClariVest is not required to vote every Client proxy and refraining from voting should not necessarily be construed as a violation of ClariVest’s fiduciary obligations. ClariVest shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when an adviser’s analysis of a particular Client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the Client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL. ClariVest also does not vote proxies for securities that are loaned as part of the Client’s securities lending program (if the Client has elected to participate in a securities lending program).
11.	The Operations Manager shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which ClariVest believe it may be in its Clients’ best interest for ClariVest not to vote a particular proxy. The Operations Manager shall maintain documentation of any cost-benefit analysis with respect to Client proxies that are not voted by ClariVest.
12.	The Operations Manager will report any attempts by any of ClariVest personnel to influence the voting of Client proxies in a manner that is inconsistent with ClariVest’s Policy. Such report shall be made to the CCO, or if the CCO is the person attempting to influence the voting, then to the CEO.
13.	Proxies received after the termination date of a Client relationship will not be voted. Such proxies should be delivered to the last known address of the Client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named Client should not be delivered to ClariVest.
14.	The Operations Manager, with the assistance of the CCO, will reasonably try to assess any material conflicts between ClariVest’s interests and those of its Clients with respect to proxy voting (where a proxy is not voted in accordance with ISS recommendations) by considering the situations identified in the Conflicts of Interest section of this document.
15.	The Compliance Department will annually review due diligence materials from ISS to confirm the ongoing adequacy of ISS’s program, including ensuring that ISS has policies and procedures in place designed to manage potential conflicts of interest.
Conflicts of Interest
1.	General: As noted previously, ClariVest will vote its Clients’ proxies in the best interest of its Clients and not its own. In voting Client proxies, ClariVest shall avoid material conflicts of interest between the interests of ClariVest on the one hand and the interests of its Clients on the other.
2.	Potential Material Conflicts of Interest: ClariVest is aware of the following potential material conflicts that could affect ClariVest’s proxy voting process in the future. It should be noted that these potential conflicts have been listed for informational purposes only and do not include all of the potential conflicts of interest that an adviser might face in voting Client proxies. ClariVest acknowledges that the existence of a relationship of the types discussed below, even in the absence of any active efforts to solicit or influence ClariVest, with respect to a proxy vote related to such relationship is sufficient for a material conflict to exist.

•	Example Conflict: ClariVest retains an institutional Client, or is in the process of retaining an institutional Client that is affiliated with an issuer that is held in ClariVest’s Client portfolios. For example, ClariVest may be retained to manage Company A’s pension fund. Company A is a public company and ClariVest Client accounts hold shares of Company A. This type of relationship may influence ClariVest to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with ClariVest.
•	Example Conflict: ClariVest retains a Client, or is in the process of retaining a Client that is an officer or director of an issuer that is held in ClariVest’s Client portfolios. The similar conflicts of interest exist in this relationship as discussed above.
•	Example Conflict: ClariVest’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in ClariVest’s Client portfolios. The spouse could attempt to influence ClariVest to vote in favor of management.
•	Example Conflict: ClariVest or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in ClariVest’s Client portfolios. For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence ClariVest to vote proxies in contradiction to the policy.
•	Example Conflict: ClariVest or its affiliate has a financial interest in the outcome of a vote, such as when ClariVest receives distribution fees (i.e., Rule 12b-1 fees) from registered mutual funds that are maintained in Client accounts and the proxy relates to an increase in 12b-1 fees.
3.	Determining the Materiality of Conflicts of Interest: In general, ClariVest avoids the conflicts of interest described above by following ISS’s vote recommendations. Where ISS has a conflict or if ClariVest is looking to override the ISS recommendation, ClariVest will assess if there is a conflict of interest. Determinations as to whether a conflict of interest is material will be made after internal discussion among the CCO, the Portfolio Manager(s) for the affected Clients and the Operations Manager. Among the factors to be considered in determining the materiality of a conflict include whether the relevant Client relationship accounts for a significant percentage of ClariVest’s annual revenues, or the percentage of ClariVest’s assets that is invested with a particular issuer. Materiality determinations are fact based, and will depend on the details of a particular situation. Whether a particular conflict of interest is deemed material will be based on the likelihood that the conflict might cause a proxy to be voted in a manner that was not in the best interests of ClariVest’s Clients. All materiality deliberations will be memorialized in writing by the Operations Manager.
If the individuals mentioned above determine that the conflict in question is not material, ClariVest will vote the proxy in accordance with the policies stated herein. If a conflict is judged material, ClariVest will consider ISS’s recommendation or, at its expense, engage the services of legal counsel who will provide an independent recommendation on the direction in which ClariVest should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on ClariVest.
Procedures for ClariVest’s Receipt of Class Actions
ClariVest recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, clients who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.
Unless otherwise agreed with a Client, if “Class Action” documents are received by ClariVest for its Clients, ClariVest will gather the materials it has and forward to the Client, to enable the Client to file the “Class Action” at the Client’s discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that ClariVest may not be qualified to make for the Client. Therefore, unless otherwise agreed with a Client, ClariVest will not file “Class Actions” on behalf of a Client.
Recordkeeping
ClariVest will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Operations Manager will be responsible for the following procedures and for ensuring that the required documentation is retained.
Client request to review proxy votes:
•	Any request, whether written (including e-mail) or oral, received by any Employee of ClariVest, must be promptly reported to the Compliance Department and/or Operations Manager. All written requests must be retained in the permanent file.
•	Furnish the information requested, free of charge, to the Client within a reasonable time period (typically within 10 business days). Maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. Unless maintained electronically, a copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.
•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.
Proxy statements received regarding client securities:

•	Upon receipt of a proxy, ClariVest shall scan the materials and send to ISS for processing.
Note: ClariVest is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.
Proxy voting records:
•	A record of how ClariVest voted client Proxies.
•	Documents prepared or created by ClariVest that were material to making a decision on how to vote, or that memorialized the basis for the decision.
•	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.
Disclosure
ClariVest will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how ClariVest voted their securities.
Proxy Solicitation
As a matter of practice, it is ClariVest’s policy to not reveal or disclose to any Client how ClariVest may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. ClariVest will never disclose such information to unrelated third parties.
At no time may any Employee accept any remuneration in the solicitation of proxies.
Responsibility
The Operations Manager is responsible for supervising the proxy voting process and maintaining the records, in each case as described above.
Goldman Sachs Asset Management, L.P. (“GSAM”*)
March 2017
Policy and Procedures on Proxy Voting
For Investment Advisory Clients
Guiding Principles
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
GSAM has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). GSAM periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.
the Proxy Voting Process
Public Equity Investments
To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. GSAM portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Fundamental Equity and GS Investment Strategies Portfolio Management Teams

* For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities: Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs Asset Management (Singapore) Pte. Ltd.; Goldman Sachs Asset Management (Hong Kong) Ltd.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs (India) Securities Private Limited; Goldman Sachs Asset Management (India) Private Limited; Goldman Sachs Participacoes Ltda ; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.; Goldman Sachs Asset Management Australia Pty Ltd.; Goldman Sachs Trustee Company (India) Private Limited; Goldman Sachs Global Advisory Products LLC.

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations (as defined below).
Quantitative Investment Strategies Portfolio Management Teams
The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the GSAM Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.
Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies
Where GSAM places client assets with managers outside of GSAM, for example within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.
Implementation
GSAM has retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.
GSAM’s Portfolio Management Teams generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company.
GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation. GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.
From time to time, GSAM’s ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, GSAM, from time to time, may determine that it is not practicable or desirable to vote proxies.
Conflicts of Interest
GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the GSAM Guidelines.
Greystone Managed Investments Inc.
Introduction
Registered investment management companies cast proxy votes for the securities in their portfolios. Greystone’s pooled funds are shareholders in numerous corporations. As such, Greystone casts proxy votes on behalf of its pooled fund shareholders.
Greystone has engaged Institutional Shareholder Services (“ISS”) as its proxy management consultant. ISS assists Greystone in the process of fulfilling its fiduciary responsibilities concerning the voting of its clients’ proxy ballots.
Policy
Specifically, ISS provides the following services to Greystone regarding proxy voting:
•	Analyzes proxy resolutions and make voting recommendations to Greystone;
•	Executes the voting of ballots; and

•	Quarterly, collates reports that detail voting activity.
As a framework within which proxy resolutions are assessed, Greystone has adopted the extensive set of voting guidelines developed by ISS. Greystone believes that they provide an appropriate basis upon which to judge whether or not proxy proposals are in its clients’ best interests. As a final check before proxies are voted, the asset class teams review ISS’ recommendations to ensure that the ISS interpretation of the guidelines coincide with that of Greystone.
Two fundamental principles guide Greystone’s proxy voting on behalf of its clients’:
•	Greystone supports resolutions that we believe will protect and enhance the economic welfare of shareholders.
•	Greystone supports measures to preserve and strengthen shareholders’ rights.
Application of these principles leads Greystone consistently to support some types of proposals, consistently to oppose others, and on many, to follow a case-by-case approach. In instances where we are unable to determine what is in shareholders’ best interest, Greystone abstains from voting on the issue.
In the event that Greystone opposes the decision made by ISS we have the right to not follow their recommendation. In these instances Greystone will document the reasoning for voting against the recommendation and it will be reported to the CCO who will then report to the Compliance Review Committee. Any votes contrary to ISS recommendations are reported to the UDP on a quarterly basis.

Jennison Associates LLC
Proxy Voting Policy Summary
I. Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.
Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.
II. Procedures
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.
The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client-Specific Voting Mandates
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.
The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
•	Jennison managing the pension plan of the issuer.
•	Jennison or its affiliates have a material business relationship with the issuer.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer. When a potential conflict has been identified, the Proxy Team will work with the Investment Professional covering the issuer to complete a Proxy Voting for Conflicts Documentation Form. The Proxy Team is responsible for retaining completed Proxy Voting for Conflicts Documentation Forms.

Jennison’s Proxy Voting Committee will review the Proxy Voting for Conflicts Documentation Form and will consider any other relevant facts to determine if there is a conflict. If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines, then the voting decision must be reviewed and approved by the Chief Executive Officer and the Chief Compliance Officer prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.
III. Internal Controls
Supervisory Review
The Proxy Team periodically notifies each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides to confirm that they appear to have been made based on clients’ best interests, and that they were not influenced by any Material Conflict.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
•	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
•	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
•	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
•	Review all Guideline overrides.
•	Review proxy voting reports to confirm that Jennison is following these Policies and Procedures.
•	Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services.

Equity Trade Management Oversight Committee (“ETMOC”)
The ETMOC reviews all Guideline overrides on a quarterly basis to ensure proper override procedures were followed. The ETMOC also reviews any changes to the Guidelines. The ETMOC is comprised of the Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, Chief Compliance Officer, Head of Trading and the Head of Large Cap Growth.
IV. Escalating Concerns
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V. Discipline and Sanctions
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

J.P. Morgan Investment Management Inc.
Proxy Voting Procedures and Guidelines
Part I: JPMorgan Asset Management Global
Proxy Voting Procedures
A. Objective
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.1
These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.
B. Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.
C. The Proxy Voting Process
JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.2
Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.
Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the

1 Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Fund’s proxy voting policies and not the policies of JPMAM. The Undiscovered Managers Behavioral Growth Fund, and Undiscovered Managers Behavioral Value Fund, the JPMorgan Access Growth Fund and the JPMorgan Access Balanced Fund vote proxies in accordance with the voting policies of their subadvisers other than J.P. Morgan Private Investments, Inc. and not the policies of JPMAM.
2The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.
D. Material Conflicts of Interest
The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.
Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.
E. Escalation of Material Conflicts of Interest
When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.
Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:
•	removing certain JPMAM personnel from the proxy voting process;
•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.
The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.
F. Recordkeeping
JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:
•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;
•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;
•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
•	a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.
It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.
Exhibit A
•	JPMorgan Chase Bank , NA
•	J.P. Morgan Asset Management (UK) Limited
•	J.P. Morgan Investment Management Inc.
•	JF Asset Management Limited
•	JF Asset Management (Singapore) Limited
•	JF International Management Inc.
•	J.P. Morgan Private Investments, Inc.
•	Security Capital Research & Management Incorporated
•	Bear Stearns Asset Management
Part II: Proxy Voting Guidelines
JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.
JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.
Part II.A: North America Proxy Voting
1a. Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or
2)	adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
3)	are inside or affiliated outside directors and sit on the audit, compensation, or nominating Committees. For purposes of defining affiliation we will apply either the NYSE listing rule for companies listed on that exchange or the Nasdaq listing rule for all other companies; or
4)	ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or
5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or
6)	WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent. In the case of a controlled company, vote case-by case on the directors.
7)	WITHOLD from directors who are CEOs of publicly traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.

8)	WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.
9)	WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.
10)	WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.
We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.
1b. CEO Votes
Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.
1c. Proxy Access
2015
Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 5% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.
We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.
2. Proxy Contests
2a. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
2b. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case by-case basis.
3. Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.
Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.
Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
4. Proxy Contest Defenses
4a. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
1)	Majority of board composed of independent directors,
2)	Nominating committee composed solely of independent directors,

3)	Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
4)	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5)	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6)	Absence of superior voting rights for one or more classes of stock,
7)	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8)	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
4b. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
4c. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
1)	Annually elected board,
2)	Majority of board composed of independent directors,
3)	Nominating committee composed solely of independent directors,
4)	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5)	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6)	Absence of superior voting rights for one or more classes of stock,
7)	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8)	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
4d. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
4e. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
We generally vote against proposals to allow or facilitate shareholder action by written consent.
4f. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
5. Tender Offer Defenses
5a. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
5b. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
5c. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
5d. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.
5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
5f. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
6. Miscellaneous Board Provisions
6a. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:
•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1)	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2)	Serves as liaison between the chairman and the independent directors,
(3)	Approves information sent to the board,
(4)	Approves meeting agendas for the board,
(5)	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6)	Has the authority to call meetings of the independent directors, and
(7)	If requested by major shareholders, ensures that he is available for consultation and direct communication;
•	2/3 of independent board;
•	All-independent key committees;
•	Committee chairpersons nominated by the independent directors;
•	CEO performance is reviewed annually by a committee of outside directors; and
•	Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

6b. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).
6c. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.
Generally vote for shareholder proposals asking for a 2/3 independent board.
6d. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable. We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.
6e. Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.
6f. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.
6g. Board Composition
We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.
6h. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.
Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.
Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.
6i. Board Size
Vote for proposals to limit the size of the board to 15 members.
6j. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.
7. Miscellaneous Governance Provisions
7a. Independent Nominating Committee
Vote for the creation of an independent nominating committee.

7b. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
7c. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.
7d. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
7e. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
7f. Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.
7g. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.
7h. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.
7i. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.
7j. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
7k.Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.
8. Capital Structure
8a. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.
8b. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
8c. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.
Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.
Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.
8e. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
8f. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.
8g. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:
•	Dilution – How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•	Change in Control – Will the transaction result in a change in control of the company?
•	Bankruptcy – Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
8h. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
8i. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.
9. Execute and Director Compensation
9a. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.
Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.
9a. Stock-based Incentive Plans
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.
9b. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Code.
9c. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.
9d. Say on Pay – Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.
Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.
In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.
Say on Pay – Frequency
JPMAM will review compensation versus long/term performance on an annual basis.
9e. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.
Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.
Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
9f. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.
9g. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution
9h. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.
9i. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9j. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.
9k. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
9l. Recoup Bonuses
Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
9m. Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.
10. Incorporation
10a. Reincoporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.
10b. Voting on State Takeover Statues
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
10c. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.
11. Mergers and Corporate Restructurings
11a. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
11b. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.
11c. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.
11d. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
11e. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
11f. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
11g. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.
11h. Changing Corporate Name
Vote for changing the corporate name.

12. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. In evaluating how to vote proposals, we will consider how environmental and social issues affect the risks to which companies are exposed and how they impact the performance of those companies. In addition, we consider various factors including: the company’s current level of disclosure and the consistency of disclosure across its industry; existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level; if the proposed disclosure would result in unintended consequences such as creating a competitive disadvantage; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration
12a. Military Business
Vote case-by-case on defense issue proposals.
Vote case-by-case on disclosure reports that seek additional information on military-related operations.
12b. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.
Vote case-by-case on disclosure reports that seek additional information on company activities in this area.
12c. Promote Human Rights in China, Nigeria, the Sudan and Burma
Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.
Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.
12d. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.
Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.
12e. Animal Rights
Vote case-by-case on proposals that deal with animal rights.
12f. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.
Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.
Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.
Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.
12g. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.
Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.
12h. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.
Vote case-by-case on disclosure reports that seek additional information regarding this issue.
12i. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

12j. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.
Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.
13. Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.
14. Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.
What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•	a pending acquisition or sale of a substantial business;
•	financial results that are better or worse than recent trends would lead one to expect;
•	major management changes;
•	an increase or decrease in dividends;
•	calls or redemptions or other purchases of its securities by the company;
•	a stock split, dividend or other recapitalization; or
•	financial projections prepared by the Company or the Company's representatives.
What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here's a term sheet for our restructuring. Will you vote to approve this?”
Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.
It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

Kayne Anderson Capital Advisors, L.P.
Proxy Voting Policies and Procedures
A. Policy
KACALP/KAFA (for purposes thereof, the “Firm”) votes client proxies in the interest of maximizing shareholder value. To that end, the Firm votes in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration is given to both the short-term and long -term implications of the proposal to be voted on when considering the optimal vote.
However, absent special circumstances, it is the policy of the Firm to exercise its proxy voting discretion in accordance with the proxy voting guidelines herein. The guidelines are applicable to the voting of all proxies. However, any proxy voting guidelines provided by an advisory client or its designated agent in writing supersede such guidelines. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.
The Firm may be subject to conflicts of interest in the voting of proxies from time to time. Such conflicts of interest are addressed as set forth below.
B. Procedures for Identification and Voting of Proxies
As an integral part of the investment process the Firm has the responsibility for voting proxies, with limited exception as described below. Compliance is responsible for ensuring that this policy is adhered to and for voting the Firm’s proxies, in conjunction with advice from the applicable portfolio manager or research analysts. This constitutes the “Proxy Voting Group”.
To fulfill its fiduciary duty in voting client proxies, the Firm ensures that (i) knowledge of a vote to be taken is acquired in a timely fashion and sufficient information is acquired to allow for an informed vote; and (ii) all proxy votes are cast (except as set forth under paragraph D. Other Special Circumstances below).
1. Funds
The vast majority of the Firm’s investment activities are for the benefit of commingled accounts (i.e. funds) for which it serves as general partner, and it therefore votes proxies for such accounts. Compliance reviews the list of clients and compares the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.
2. Separate Accounts
Separate accounts are treated the same as fund accounts, except that if a separate account client provides specific voting instructions, Compliance votes that client’s proxy in accordance with the client’s written instructions. Proxies of separate account clients who have selected a third party to vote proxies, and whose proxies were received by the Firm, are forwarded to the designee for voting and submission. Proxies received after the separate account termination date of a client relationship are not voted. Such proxies are delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to the Firm.
3. Internal Proxy Distribution
Compliance will provide the appropriate research analyst and portfolio manager with a copy of the relevant proxy ballot and as a reference, if available, an analysis by Glass Lewis, a third-party corporate governance research service for their review and voting advice.
4. Determination of Voting Position
While the third-party instructions may be useful, the Firm may, and generally is expected to have indepth knowledge of the vast majority of the company’s in which it has invested, particularly in areas such as energy master limited partnerships and related sectors, which knowledge may provide good reason to vote in a manner that is not consistent with the advice of the third-party service provider. After receiving voting instructions from the research analyst and/or portfolio manager, Compliance will vote the proxy(ies) according to the instructions received. It is the responsibility of the research analyst, if communicating voting instruction, to concurrently communicate such instructions to Compliance and the affected portfolio manager(s). The later may override the instructions of the research analyst but must do so promptly.
5. Conflicts of Interest
As discussed below, material conflicts between the Firm’s interests and those of its clients with respect to proxy voting are reviewed and discussed with the GC.
If the Proxy Voting Group detects a material conflict of interest that it cannot reasonably resolve itself, the Firm may rely on the third-party proxy voting service or another consultant to provide an independent recommendation on the direction in which the Firm should vote on the proposal. Alternatively, the Firm may make a voting determination based on the advice of GC or outside counsel concerning the conflict of interest.
6. Abstentions
The Firm may elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes is documented and the documentation is maintained in the proxy file.
7. Opposing Voting

There may be circumstances which lead the Firm to vote the same proxy in two directions for different accounts. This may occur, for example, if a client requires the Firm to vote a certain way on an issue, while the Firm deems it beneficial to vote in the opposing direction for its other clients. In all such cases, the Firm maintains documentation to support its voting in the permanent file.
C. Potential Conflicts of Interest
The Firm may be subject to a material conflict of interest in the voting of proxies from time to time due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide investment management related services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at any time, the responsible voting parties become aware of any potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Firm’s GC.
Upon the identification of a material conflict of interest, the procedure described under Item 5 of Procedures for Identification and Voting of Proxies above are followed.
D. Other Special Circumstances
The Firm may choose not to vote proxies in certain situations or for certain accounts, such as: (1) where a client has informed the Firm that it wishes to retain the right to vote the proxy, the Firm will instruct the custodian to send the proxy material directly to the client, (2) where a proxy is received for a client account that has been terminated with the Firm, (3) where a proxy is received for a security the Firm no longer manages (i.e., the Firm had previously sold the entire position), or (4) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).
E. ERISA Accounts
Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.
Consistent with Labor Department positions, it is the policy of the Firm to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.
F. Recordkeeping
As required under rule 204-2 of the Advisers Act, the Firm shall maintain the following proxy records:
(i) A copy of these policies and procedures;
(ii) A copy of each proxy statement the firm receives regarding client’s securities;
(iii) A record of each vote cast by the firm on behalf of a client;
(iv) A copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;
(v) A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.
The proxy voting records described in the section shall be maintained and preserved in an easily accessible place for a period of not less than five years. The firm may rely on one or more third parties to make and retain the records referred to in items (ii) and (iii) above.
G. Disclosure
As disclosed in Schedule F of the ADV Part II, a copy of these policies and procedures will be provided to clients upon request. In addition, if a client inquires about how a particular proxy proposal was voted, that information will be provided to the client in a timely manner.
H. Proxy Solicitation
As a matter of practice, it is the Firm’s policy to not reveal or disclose to any client how the Adviser may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.
The Compliance Department is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies.

Levin Capital Strategies, L.P.
Proxy Voting Policy and Procedures
Revised December 2017
POLICY STATEMENT
Introduction: This document sets forth the policies and procedures of Levin Capital Strategies, L.P. (“LCS” or “Adviser”) for voting proxies concerning securities held in the accounts of clients for whom LCS provides discretionary investment management services and for whom LCS has been granted the authority to vote proxies. LCS's proxy voting policy and general guidelines (the “Proxy Policy”) will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.
LCS will vote proxies as part of its authority to manage, acquire, and/or dispose of account assets. LCS will not vote proxies if the client, or in the case of an account governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the “named fiduciary,” has explicitly reserved the authority for itself. When voting proxies for client accounts, LCS's primary objective is to make voting decisions in the best interests of the clients (including the plan beneficiaries and participants of ERISA clients). In fulfilling its obligations to clients, LCS will act in a manner deemed to be prudent and diligent and in a manner which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide LCS with a statement of proxy voting policy. In these situations, LCS generally seeks to comply with the client’s or its fiduciary policy to the extent in the case of ERISA clients it would not be inconsistent with ERISA.
Department of Labor: Concerning the voting of proxies relating to securities held in an ERISA account, the Department of Labor has made it clear that a voting policy must be in place for recurring issues and consistent criteria must address that non-routine issues. However, the Department of Labor has stated that specific analysis on the issues of each proxy must still be performed. Distinctly identifying issues on an issuer's proxy ballot and having a method to track recurring and non-routine issues are an important part of the process.
Proxy Governance: Broadridge Financial Solutions, Inc. (“BFS”) has been retained by LCS to provide research, vote execution, reporting, and recordkeeping services. BFS has, in turn, contracted with Glass Lewis & Co. (“GL”) for GL's proxy research services. LCS will usually follow GL proxy voting recommendations unless LCS believes it is in the best interest of LCS’s clients to vote differently. This service provider may be replaced at any time by another third-party proxy voting service.
Voting Proxies for Foreign Companies: LCS primarily invests client assets in United States issuers, however, from time to time LCS may invest outside of the United States. While the proxy voting process is well established in the United States with a number of tools and services available to assist an investment manager, voting proxies of foreign companies may involve a number of logistical problems that may have a detrimental effect on LCS' ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on a foreigner's ability to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate LCS' voting instructions.
While GL has been retained to assist LCS in voting our clients' foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical problems. Additionally, LCS may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting. If a determination that the cost associated with the attempt to exercise its vote outweighs the benefit LCS believes its clients will derive by voting on the company's proposal, LCS may decide not to attempt to vote at the meeting. LCS will usually not vote those proxies where “Share blocking” and/or registration of shares are a requirement to vote the shares. LCS believes this requirement could become a material impediment if, in LCS’ opinion, the shares need to be sold.
GENERAL PROXY VOTING GUIDELINES
It is the policy LCS in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients.
LCS will utilize the proxy voting guidelines set forth by GL as outlined in their yearly guidelines with respect to a wide range of matters. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. LCS's policies (as set forth below) do not follow the GL guidelines in all respects, and LCS may vote in a manner on a case by case basis that is contrary to the following general guidelines if it believes that such vote would be in the best interests of LCS's clients. However, if a client has their own proxy voting guidelines, we will adhere to their policy and vote the proxy as set forth by the client absent ERISA restrictions.
While GL has been retained to assist LCS in voting its clients' foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical issues. Additionally, LCS may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting. If it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit LCS believes its clients will derive by voting on the company's proposal, LCS may decide not to attempt to vote at the meeting.
LCS will follow GL’s Policy and Analysis methodology and voting recommendation. LCS has elected to use GL’s “management bias” proxy voting approach. Please refer to the attached document for additional information which is a concise summary of GL's proxy voting guidelines employed by LCS. LCS at is discretion may vote differently than GL’s recommendation. Whenever this occurs, LCS will document for our files explaining the reason LCS is voting the shares accordingly. If GL does not have a recommendation or holdings are only related to Levin Family related accounts, LCS will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. In limited circumstances, LCS may refrain from voting proxies where LCS believes that voting would be inappropriate taking into consideration the cost of voting the proxy and the anticipated benefit to the Funds and Managed Accounts.
GUIDELINES WITH REGARD TO ALTERNATIVE INVESTMENT STRATEGIES
Certain accounts, including affiliated investment vehicles, managed by LCS under alternative investment strategies may make investments with short-term investment horizons, which are transaction specific or are otherwise event driven. For this reason, the application of the above guidelines, which are geared towards achieving what is in the long-term best interests of shareholders, may not necessarily be in the best interest of clients of such alternative investment strategies. The employees of LCS responsible for making proxy voting decisions about such accounts may evaluate certain proposals on an individual basis and may depart from the general guidelines described above in voting on such proposals to best serve the financial interests of the clients of the strategy. As a result, LCS may from time to time cast different votes for different clients about the same proposal. In the case of conflicts of interest, however, the procedures outlined below under “Conflicts of Interest” will be followed about all accounts of LCS.
CONFLICTS OF INTEREST
LCS is sensitive to conflicts of interest that may arise in the proxy decision-making process. Whenever a Portfolio Manager or Research Analyst recommends LCS vote differently than what GL recommends, a determination must be made to determine if any conflicts of interests exist. For example, conflicts of interest may arise when:
•	Proxy votes are solicited by an issuer who has an account relationship with LCS;
•	Proxy votes are solicited by an issuer that has a material business relationship with LCS;
•	A proponent of a proxy proposal has a business relationship with LCS (e.g., a pension fund or an employee group for which LCS manages money);
•	LCS has material business relationships with participants in proxy contests, corporate directors, or candidates; or
•	An employee of LCS may have a personal interest in the outcome of a particular matter.
These items are only examples; additional conflicts of interest may arise from time to time. All employees of LCS are required to communicate any potential conflicts of interest with the Compliance Department immediately.
It is the Firm's policy to seek to resolve all conflicts of interest in the clients' best interests. To ensure an unbiased decision on matters of conflict in situations, LCS will vote in accordance with recommendations provided by GL. Provided, however, that a portfolio manager with respect to an specific investment strategy may seek approval from the Compliance Department to vote differently from such recommendation if the manager believes that there is compelling evidence that voting differently would be in the best interests of the client. In situations where a client of the Firm requests to direct their vote, the client's instructions will supersede all other policies absent ERISA exceptions. In situations where a client of LCS may have a relationship with an issuer or the proponent of a proposal, LCS may take such fact into votes on behalf of other clients.
PROCEDURES FOR ASSESSING MATERIALITY OF CONFLICTS OF INTEREST AND FOR ADDRESSING MATERIAL CONFLICTS OF INTEREST
LCS shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of The President, CEO, COO, CCO, and the Head Trader. The Proxy voting committee shall meet as needed with no determined schedule.
All conflicts of interest identified under the procedures outlined in this Policy and Procedures must be brought to the attention of the Proxy Voting Committee. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence or appear to influence, LCS’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. LCS Compliance Department shall maintain a written record of all determinations made by the Proxy Voting Committee.
If the Proxy Voting Committee determines that a conflict of interest is not material, LCS may vote proxies notwithstanding the existence of the conflict. If the Proxy Voting Committee determines that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.. Such methods may include:
1.	In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or
2.	Such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

*Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that LCS’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

Logan Circle Partners, LP
Proxy Voting Policy and Procedures
This policy defines procedures for voting securities held on behalf of each client for which Logan Circle Partners, LP (“Logan Circle”) has the discretionary authority to vote, and to ensure that such securities are voted for the benefit of and in the best interest of the client.
I. General Policy
It is the policy of Logan Circle to consider and vote each proxy proposal in the best interests of client accounts for whom Logan Circle provides discretionary investment management services and has authority to vote their proxies. Logan Circle will not vote proxies if the advisory agreement does not expressly require Logan Circle to do so. Logan Circle also will not vote proxies if account has explicitly reserved the authority for itself.
In fulfilling its obligations to clients, Logan Circle will act in a manner consistent with the investment objectives and guidelines of its clients. If appropriate to do so, Logan Circle may employ an independent service provider to vote a proxy or to advise in the voting of a proxy. In certain situations, a client or its fiduciary may provide Logan Circle with their own proxy voting policy. In these situations, Logan Circle will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of Logan Circle.
II. Procedures for Voting Proxies
To assist Logan Circle in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, Logan Circle utilizes the proxy voting and recordkeeping services of Institutional Shareholder Services (“ISS”). ISS is an independent third-party service provider that specializes in providing a variety of proxy-related services to institutional investment managers. The services provided by ISS to Logan Circle include research, issuer analysis, and voting recommendations as well as vote execution, reporting, and recordkeeping.
A.	Monitoring for Proxies
Both ISS and client custodians monitor for corporate events of the underlying securities held in client accounts. For those accounts for which Logan Circle has proxy voting authority, Logan Circle will give direction to each client’s custodian to forward the proxy statements to ISS to vote the proxy. Operations staff will notify ISS of all new and existing client accounts that have delegated proxy voting authorization to Logan Circle. Operations staff will provide all necessary information to ISS and to the client’s custodian in order to facilitate ISS tracking clients’ proxy statements and ballots, reconciling the share amounts reflected on the proxy ballot with client account holdings, to electronically vote such ballots, and maintaining the required records which detail the manner in which ISS has voted Logan Circle client account proxies.
B.	Proxy Evaluation and Voting
1.	Logan Circle shall designate one or more employees of Logan Circle (each a “designated employee”) to review proxies received by Logan Circle for which Logan Circle has the responsibility to vote and to ensure that all proxies are voted according to Logan Circle’s guidelines. Logan Circle’s voting actions shall follow the recommendations of ISS set forth in its Proxy Voting Guidelines, unless otherwise stated in Logan Circle’s guidelines.
2.	In instances where Logan Circle does not follow ISS’s recommendation, the designated Logan Circle employee will review the proxy materials and provide a written recommendation to the portfolio manager(s), Compliance and Operations for review and approval. All overrides of ISS recommendations will be documented and approved by Compliance. The documentation may include copies of materials that were material to the evaluation and the recommendation made by the designated employee.
3.	In instances where ISS does not provide a recommendation, Operations staff of Logan Circle shall promptly forward such proxy materials to the designated employee of Logan Circle for review. The designated Logan Circle employee will review the proxy materials and provide a written recommendation as set for in subsection B.2. above.
4.	In cases where a client has asked Logan Circle for advice with respect to a proxy, the designated employee will submit a written recommendation to Compliance, who will review the recommendation for delivery to the client to confirm that there is not a potential conflict of interest.
C. Conflicts of Interest
1.	The term “conflict of interest” refers to a situation in which Logan Circle or its affiliates have a financial interest in a matter presented by a proxy, other than the obligation Logan Circle incurs as investment adviser, which may compromise Logan Circle’s freedom of judgment and action with respect to the voting of the proxy. Examples include:
•	a.	Companies affiliated with directors and officers of Logan Circle or its affiliates; or
•	b.	Companies that maintain significant business relationships with Logan Circle or its affiliates, or with which Logan Circle or its affiliate are actively seeking a significant business relationship.
2.	When a potential conflict of interest exists, proxies will be voted in accordance with the ISS Proxy Voting Guidelines. In rare instances, Logan Circle may decline to vote the proxy the potential conflict of interest cannot be mitigated.
3.	All voting decisions by Logan Circle on behalf of its clients shall be influenced by other clients of Logan Circle. All proxy voting proposals are intended to be voted in the client’s best interests.
D.	Reporting and Disclosure
Logan Circle shall disclose within its Form ADV where clients can obtain information on how their securities were voted. Logan Circle shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.
E.	Annual Review of Proxy Voting and Recordkeeping Service Providers
1.	Operations and Compliance shall annually review the services provided by ISS or any other proxy voting and recording service provider retained by Logan Circle to assess whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of Logan Circle’s clients. In making such an assessment the review may consider:
a.	The proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;
b.	The proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and/or,
c.	Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.
2.	No less than annually, Logan Circle shall obtain from each proxy service provider a copy of its conflict management procedures and request that the proxy service provider provide an update of any material revision to such procedures.
F.	Recordkeeping
1.	Logan Circle shall retain records relating to the voting of proxies, including:
a.	A copy of this Proxy Voting Policy and Procedures and the ISS Proxy Voting Guidelines relating to the voting of proxies.
b.	A copy of each proxy statement received by Logan Circle regarding portfolio securities in client accounts: however, Logan Circle shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies of proxy statements.
c.	A record of each vote cast by Logan Circle on behalf of a client. Logan Circle may maintain records of proxy votes cast on behalf of Logan Circle’s clients at ISS provided that ISS provides an undertaking to provide a copy of the documents promptly upon request.
d.	A copy of each written client request for information on how Logan Circle voted proxies on behalf of the client account, and a copy of any written response by Logan Circle to the client account.
e.	A copy of any document prepared by Logan Circle that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.
2.	These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of Logan Circle.

Adopted: November 1, 2007
Amended: July 1 2011
Amended: January 1, 2014

Loomis, Sayles & Company, L.P.
Proxy Voting Policy and Procedures
June 30, 2004
AMENDED
March 31, 2005
May 16, 2005
March 31, 2007
August 30, 2007
March 31, 2008
June 25, 2008
September 22, 2009
April 1, 2010
February 15, 2011
April 25, 2011
March 5, 2012
May 10, 2012
February 11, 2013
February 7, 2014
September 8, 2014
June 8, 2015
September 1, 2015
April 8, 2016
March 29, 2017
Contents
1	GENERAL Introduction General Guidelines Proxy Committee Conflicts of Interest Recordkeeping and Disclosure
2	PROPOSALS USUALLY VOTED FOR
Adjustments to Par Value of Common Stock
Annual Election of Directors
Appraisal Rights
Authority to Issue Shares (for certain foreign issuers)
Blank Check Preferred Authorization
Chairman and CEO are the Same Person
Changing Corporate Name
Confidential Voting
Cumulative Voting
Delivery of Electronic Proxy Materials
Director Nominees in Uncontested Elections
Director Related Compensation
Election of Mutual Fund Trustees
Equal Access
Fair Price Provisions
Golden and Tin Parachutes
Greenshoe Options
Independent Audit, Compensation and Nominating Committees
Independent Board Chairman
Majority Voting
OBRA-Related Compensation Proposals
Ratifying Auditors
Reverse Stock Splits
Right to Adjourn
Right to Call a Special Meeting
Share Cancellation Programs

Shareholder Ability to Alter the Size of the Board Shareholder Ability to Remove Directors Share Repurchase Programs Stock Distributions: Splits and Dividends White Squire Placements Written Consent
3	PROPOSALS USUALLY VOTED AGAINST Common Stock Authorization Director and Officer Indemnification and Liability Protection Exclusive Forum Provisions
Overboarded Executive Officer Director Nominees
Shareholder Ability to Act by Written Consent
Shareholder Ability to Call Special Meetings
Shareholder Ability to Remove Directors
Share Retention by Executives
Staggered Director Elections
Stock Ownership Requirements
Supermajority Shareholder Vote Requirements
Term of Office
Unequal Voting Rights
4	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE
401(k) Employee Benefit Plans
Compensation Plans
Employee Stock Ownership Plans
Executive Compensation Advisory Resolutions (“Say-on-Pay”)
Non-Material Miscellaneous Bookkeeping Proposals
Proxy Access
Preemptive Rights
Stock Option Plans
Technical Amendments to By-laws
5	PROPOSALS REQUIRING SPECIAL CONSIDERATION
Asset Sales
Bundled Proposals
Charitable and Political Contributions and Lobbying Expenditures
Compensation in the Event of a Change in Control
Conversion of Debt Instruments
Corporate Restructuring
Counting Abstentions
Debt Restructurings
Delisting a Security
Director Nominees in Contested Elections
Disclosure of Prior Government Service
Environment and Social issues
Animal Rights
Energy and Environment
Equal Employment Opportunity and Discrimination
Human Resource Issues
Maquiladora Standards and International Operations Policies
Military Business
Northern Ireland
Product Integrity and Marketing
Third World Debt Crisis
Golden Coffins
Greenmail
Liquidations
Mergers and Acquisitions
Mutual Fund Distribution Agreements
Mutual Fund Fundamental Investment Restrictions

Mutual Fund Investment Advisory Agreement
Poison Pills
Proxy Access
Proxy Contest Defenses
Reimburse Proxy Solicitation Expenses
Reincorporation Proposals
Shareholder Advisory Committees
Shareholder Proposals to Limit Executive and Director Pay State
Spin-offs
Takeover Statutes
Tender Offer Defenses
Transition Manager Ballots
1. GENERAL
A. Introduction
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties, SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and Staff Legal Bulletin No. 20 (June 30, 2014). In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 2016-01, 29 C.F.R. 2509.2016-01 (December 29, 2016).
Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B. General Guidelines
The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
1. Client’s Best Interest: Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments (taking into account the costs involved). Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.
2. Client Proxy Voting Policies: Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.
3. Stated Policies: These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.
4. Abstain from Voting: Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, the Proxy Voting Service has not received a ballot for a client's account or under other circumstances beyond Loomis Sayles' control.
5. Oversight: All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.
6. Availability of Procedures: Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Proxy Voting Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.
7. Disclosure of Vote: Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles representatives.
8. Disclosure to Third Parties: Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.
C. Proxy Committee
1. Proxy Committee: Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.
2. Duties: The specific responsibilities of the Proxy Committee, include,
a.	to develop, authorize, implement and update these Proxy Voting Procedures, including
(i) annual review of these Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,
(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and
(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;
b.	to oversee the proxy voting process, including;
(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv) periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;
c.	to engage and oversee third-party vendors, such as Proxy Voting Services; including:
(i) determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:
(a) the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and
(b) the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,
(ii) providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,
(iii) receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and
(iv) in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and
d.	to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.
3. Standards:
a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.
b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.
4. Charter: The Proxy Committee may adopt a Charter, which shall be consistent with these Proxy Voting Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal (e.g., he or she is a portfolio manager for an account of the issuer).
D. Conflicts of Interest
Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.
E. Recordkeeping and Disclosure
Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.
2. proposals usually Voted For
Proxies involving the issues set forth below generally will be voted FOR.
Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.
Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Authority to Issue Shares (for certain foreign issuers): Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.
Blank Check Preferred Authorization:
A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.
Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.
Changing Corporate Name: Vote for changing the corporate name.
Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Director Nominees in Uncontested Elections:
A.	Vote for proposals involving routine matters such as election of directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.
B.	Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer's “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.
C.	Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.
D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-by-case basis all other proposals.
Election of Mutual Fund Trustees: Vote for nominees who oversee less than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds).
Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Fair Price Provisions:
A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
Golden and Tin Parachutes:
A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.
Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.
Independent Board Chairman:
A.	Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.
Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.	Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
Ratifying Auditors:
A.	Generally vote for proposals to ratify auditors.
B.	Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.
C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.
Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.
Shareholder Ability to Alter the Size of the Board:
A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.
Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.
Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.
3. proposals usually Voted against
Proxies involving the issues set forth below generally will be voted AGAINST.
Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.
Director and Officer Indemnification and Liability Protection:
A.	Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.
B.	Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.
Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s governance committee in the event of a proposal mandating an exclusive forum without shareholder approval.

Overboarded Executive Officer Director Nominees: Vote for an executive officer director nominee that sits on less than three company boards. Vote against an executive officer director nominee that sits on three or more company boards. A recommendation of the Proxy Voting Service will generally be followed.
Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Shareholder Ability to Remove Directors:
A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Staggered Director Elections: Vote against proposals to classify or stagger the board.
Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.
Unequal Voting Rights:
A.	Vote against dual class exchange offers and dual class recapitalizations.
B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.
4. proposals usually voted AS RECOMMENDED BY THE PROXY VOTING SERVICE
Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis.
401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.
Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.
B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
C.	Vote for an annual review of executive compensation.
Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.
Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). The nominating shareholder(s) should hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.	Vote against plans which expressly permit repricing of underwater options.
B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.	Vote for proposals that request expensing of stock options.
Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
5. proposals requiring SPECIAL CONSIDERATION
The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.
Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Votes for UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer should be considered on a case-by-case basis.
Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.
Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes should be considered on a case-by-case basis.
Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.
Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer. Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, and will not subordinate the economic interests of the client to unrelated objectives, but may consider collateral goals.
Animal Rights: Proposals that deal with animal rights.
Energy and Environment: Proposals that request companies to file the CERES Principles.
Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.
Human Resources Issues: Proposals regarding human resources issues.
Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.
Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.
Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.
Third World Debt Crisis: Proposals dealing with third world debt.
Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.
Greenmail:
A.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.
Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.
Poison Pills:
A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.	Review on a case-by-case basis management proposals to ratify a poison pill.
Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.
Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.
Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.
Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.
Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.
Shareholder Proposals to Limit Executive and Director Pay:
A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.	Review on a case-by-case basis (i) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.
Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
Tender Offer Defenses: Generally, proposals concerning tender offer defenses should be evaluated on a case-by-case basis.
Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

Morgan Stanley Investment Management Inc.
September 2017
Morgan Stanley Investment Management
Proxy Voting Policy and Procedures
I. POLICY STATEMENT
Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the registered management investment companies sponsored, managed or advised by any MSIM affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.
MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Retention and Oversight of Proxy Advisory Firms - Institutional Shareholder Service (ISS) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.
MSIM has retained Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to MSIM.
As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.
Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
Securities Lending - MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.
We may abstain on matters for which disclosure is inadequate.
A. Routine Matters.
We generally support routine management proposals. The following are examples of routine management proposals:
•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.
•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.
•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.
We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B. Board of Directors.
1. Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.
b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.
i. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.
ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.
d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.
e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.
f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.
g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.
h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.
i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.
k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.
2. Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.
3. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2⁄3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.
4. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.
5. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.
6. Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.
7. Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.
8. Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.
9. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.
10. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11. Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.
12. Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.
C. Statutory auditor boards.
The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D. Corporate transactions and proxy fights.
We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.
E. Changes in capital structure.
1. We generally support the following:
•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
•	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)
•	U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.
•	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.
•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
•	Management proposals to effect stock splits.
•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.
•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.
2. We generally oppose the following (notwithstanding management support):
•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.
•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.
•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
F. Takeover Defenses and Shareholder Rights.
1. Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.
2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.
3. Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.
4. Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.
5. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.
6. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.
7. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.
G. Auditors.
We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
H. Executive and Director Remuneration.
1. We generally support the following:
•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.
•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).
•	Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.
•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2. We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
3. In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay.

We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.
4. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.
5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
6. We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.
7. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
8. Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.
I. Social, Political and Environmental Issues.
Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.
J. Funds of Funds.
Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.
III. ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
A. Committee Procedures
The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.
The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).
A potential material conflict of interest could exist in the following situations, among others:
1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.
3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
4.	One of Morgan Stanley’s independent directors or one of MSIM Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by a MSIM Fund or affiliate.
If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:
1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.
3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.
Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Proxy Voting Reporting
The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
Appendix A
Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and
2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

OppenheimerFunds, Inc.
OPPENHEIMERFUNDS, INC.
PROXY VOTING POLICIES AND GUIDELINES
Dated: January 2017
Applicable Rules, Regulations & Other Sources:
▪Rule 206(4)-6 under the Investment Advisers Act
▪Rule 204-2 under the Investment Advisers Act
▪Form N-1A, Item 12
Overview. Rule 206(4)-6 under the Investment Advisers Act requires an investment adviser that exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. These Proxy Voting Policies and Guidelines (the “Policies and Guidelines”) set forth the prudent and diligent manner in which the OFI Advisers and SNW (collectively referred to as “OFI”) vote proxies for Clients (as defined below).
A.	Accounts for which OFI has Proxy Voting Responsibility
Funds. Each Board of the Funds has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Guidelines, subject to Board supervision.
Sub-Advised Funds. OFI also serves as an investment sub-adviser for funds registered with the SEC and not overseen by the Boards (the “Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate that a vote shall be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the Sub-Advised Fund.
Other Accounts. OFI also serves as an investment adviser for separately managed accounts, collective investment trusts, non-registered investment companies and 529 college savings plans (the “Other Accounts” and, together with the Funds and Sub-Advised Funds, the “Clients”). Generally, pursuant to contractual arrangements between OFI and each such Other Account, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Other Accounts.
In the case of Clients that are deemed to constitute the assets of an employee benefit plan subject to ERISA, and entities subject to Section 4975 of the IRC (the “Plans”), OFI shall vote proxies unless the named fiduciary for the Plan has reserved the authority for itself or for an outside party.
B.	Proxy Voting Committee
OFI’s Proxy Voting Committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and Clients, if applicable, meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.
The Committee shall oversee the proxy voting agent’s compliance with these Policies Guidelines, including any deviations by the proxy voting agent from the Guidelines.
C. Administration and Voting of Portfolio Proxies
1.	Fiduciary Duty and Objective
As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Clients, and, when applicable, their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Clients and in accordance with these Policies and Guidelines, subject to the contrary direction of the respective advisers of the Sub-Advised Funds or instructions of the Other Accounts. If a portfolio manager requests that OFI vote in a manner inconsistent with the Guidelines, the portfolio manager must submit his/her rationale for voting in this manner to the Committee. The Committee will review the portfolio manager’s rationale to determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders).
In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote is decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Clients.
From time to time, a Client may be asked to enter into an arrangement, in the context of a corporate action (e.g., a corporate reorganization), whereby the Client becomes contractually obligated to vote in a particular manner with respect to certain agenda items at future shareholders’ meetings. To the extent practicable, portfolio managers must notify the Committee of these proposed arrangements prior to contractually committing a Client to vote in a set manner with respect to future agenda items. The Committee will review these arrangements to determine that such arrangements are in the best interests of the Clients (and, if applicable, their shareholders), and the Committee may ask a portfolio manager to present his/her rationale in support of their proposed course of action.
2.	Proxy Voting Agent
OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.
In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ and Sub-Advised Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC as required by Rule 30b1-4 under the Investment Company Act.
3.	Material Conflicts of Interest
OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Client (and, if applicable, its shareholders) and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates, on the other, including, but not limited to, the following relationships:
•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;
•	a company that is a significant selling agent of OFI’s products and services solicits proxies;
•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or
•	OFI and the company have a lending or other financial-related relationship.
In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.
OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Client, and, if applicable, its shareholders:
•	If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines. If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines, or if the Guidelines provide discretion to OFI on how to vote (i.e., on a case-by-case basis), OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent.
•	With respect to proposals of a company on the Conflicts List where a portfolio manager has requested that OFI vote (i) in a manner inconsistent with the Guidelines, or (ii) if the proposal is not specifically addressed in the Guidelines, in a manner inconsistent with the proxy voting agent’s general recommended guidelines, the Committee may determine that such a request is in the best interests of the Client (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Committee may consider, among other things, whether the portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from the business relationship, and to the Committee’s knowledge, whether OFI has been contacted or influenced by the company in connection with the proposal.
If none of the previous procedures provides an appropriate voting recommendation, the Committee may: (i) determine how to vote on the proposal; (ii) recommend that OFI retain an independent fiduciary to advise OFI on how to vote the proposal; or (iii) determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.
4.	Certain Foreign Securities
Portfolio proxies relating to foreign securities held by the Clients are subject to these Policies and Guidelines. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Clients, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).
5.	Securities Lending Programs
Certain Clients may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Client) unless the loan is recalled in advance of the record date. If a Client participates in a securities lending program, OFI will attempt to recall the Client’s portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Client’s investment in such loaned securities.
6.	Shares of Registered Investment Companies (Fund of Funds)
Certain Funds are structured as funds of funds and invest their assets primarily in other underlying Funds (the “Fund of Funds”). Accordingly, the Fund of Funds is a shareholder in the underlying Funds and may be requested to vote on a matter pertaining to those underlying Funds. With respect to any such matter the Fund of Funds shall vote its shares on each matter submitted to shareholders of the underlying Funds for a vote in accordance with the recommendation of the Board of the underlying Fund, except as otherwise determined by the Board of the Fund of Funds. A Fund of Funds may also invest in funds that are not affiliated with the Fund of Funds. When the unaffiliated underlying fund has a shareholder meeting and the Fund of Fund’s ownership in the unaffiliated underlying fund exceeds the limits set forth in Section 12(d)(1)(A) (ii) and (iii) of the Investment Company Act, the Fund of Funds will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the unaffiliated underlying fund.
D.	Board Reports and Recordkeeping
OFI will prepare periodic reports for submission to each Board describing:
•	any issues arising under these Policies and Guidelines since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Guidelines; and
•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Guidelines and the reasons for any such deviations.
In addition, no less frequently than annually, OFI will provide the Boards with a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Guidelines, evolving industry practices and developments in applicable laws or regulations.
OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act and the Investment Advisers Act with respect to OFI’s voting of portfolio proxies, including, but not limited to:
•	these Policies and Guidelines, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;
•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and
•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.
E.	Amendments to these Policies and Guidelines
In addition to the Committee’s responsibilities as set forth in its Charter, the Committee shall periodically review and update these Policies and Guidelines as necessary. Any amendments to these Policies and Guidelines shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.
F.	Proxy Voting Guidelines
The Guidelines adopted by OFI and the Boards are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.
Appendix A
Portfolio Proxy Voting Guidelines
(updated: January 2017)
1.0	OPERATIONAL ITEMS
1.1.1
Amend Quorum Requirements.
•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
•	Generally vote AGAINST proposals to establish two different quorum levels, unless there are compelling reasons to support the proposal.
1.1.2	Amend Articles of Incorporation/Association or Bylaws
•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.
•	Vote FOR bylaw/charter changes if:
•	shareholder rights are protected;
•	there is a negligible or positive impact on shareholder value;
•	management provides sufficiently valid reasons for the amendments; and/or
•	the company is required to do so by law (if applicable); and
•	they are of a housekeeping nature (updates or corrections).
1.1.3	Change Company Name.
•	Vote WITH Management.
1.1.4	Change Date, Time, or Location of Annual Meeting.
•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.
1.1.5	Transact Other Business.
•	Vote AGAINST proposals to approve other business when it appears as voting item.
1.1.6	Change in Company Fiscal Term
•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.
•	Vote AGAINST if a company’s motivation for the change is to postpone its annual general meeting.
1.1.7	Adjourn Meeting
•	Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting, unless there are compelling reasons to support the proposal.
AUDITORS
1.2	Ratifying Auditors
•	Vote FOR Proposals to ratify auditors, unless any of the following apply:
•	an auditor has a financial interest in or association with the company, and is therefore not independent;
•	fees for non-audit services are excessive;
•	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•	poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.
•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
•	Vote AGAINST shareholder proposals asking for audit firm rotation.
•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
•	Vote AGAINST proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.
•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
2.0	THE BOARD OF DIRECTORS
Voting on Director Nominees
•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
•	composition of the board and key board committees;

•	attendance at board meetings;
•	corporate governance provisions and takeover activity;
•	long-term company performance relative to a market index;
•	directors’ investment in the company;
•	whether the chairman is also serving as CEO;
•	whether a retired CEO sits on the board.
•	whether the company or director is targeted in connection with public “vote no” campaigns.
•	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). These instances include directors who:
•	attend less than 75% of the board and committee meetings without a valid excuse;
•	implement or renew a dead-hand or modified dead-hand poison pill;
•	failed to adequately respond to a majority supported shareholder proposal;
•	failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;
•	are audit committee members and any of the following has become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
•	the non-audit fees paid to the auditor are excessive;
•	a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;
•	there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•	the company receives an adverse opinion on the company’s financial statements from its auditors.
•	are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;
•	the company re-prices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	the company fails to submit one-time transfers of stock options to a shareholder vote;
•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	the company has inappropriately backdated options; or
•	the company has egregious compensation practices including, but not limited to, the following:
•	egregious employment contracts;
•	excessive perks/tax reimbursements;
•	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•	egregious pension/supplemental executive retirement plan (SERP) payouts;
•	new CEO with overly generous new hire package;
•	excessive severance and/or change in control provisions; or
•	dividends or dividend equivalents paid on unvested performance shares or units.
•	enacted egregious corporate governance policies, are responsible for material failures of governance or risk oversight at the company, or failed to replace management as appropriate;
•	are inside directors or affiliated outside directors; and the full board is less than majority independent;
•	are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections;
•	serve on more than five public company boards. (The term “public company” excludes an investment company.)
•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.
•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):
•	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or
•	if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;
•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.
Board Size
•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.
•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
•	Vote AGAINST proposals to classify the board.
•	Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.
Cumulative Voting
•	Vote FOR proposal to eliminate cumulative voting.
•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).
2.5	Establishment of Board Committees
•	Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company's governance structure.
2.6	Require Majority Vote for Approval of Directors
•	OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
•	Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
2.7	Director and Officer Indemnification and Liability Protection
•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
•	Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.
•	Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.
•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and
•	only if the director’s legal expenses would be covered.
2.8	Establish/Amend Nominee Qualifications
•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
•	Vote AGAINST shareholder proposals requiring two candidates per board seat.
2.9	Filling Vacancies/Removal of Directors.
•	Vote AGAINST proposals that provide that directors may be removed only for cause.
•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
2.10	Independent Chairman (Separate Chairman/CEO)
•	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:
•	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	two-thirds independent board;
•	all-independent key committees;
•	established governance guidelines;
•	the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);
•	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:
•	egregious compensation practices;
•	multiple related-party transactions or other issues putting director independence at risk;
•	corporate and/or management scandal;
•	excessive problematic corporate governance provisions; or
•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.
2.11	Majority of Independent Directors/Establishment of Committees
•	Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.
•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees are composed exclusively of independent directors if they currently do not meet that standard.
•	For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:
•	the applicable listing standards determination of such director’s independence;

•	any operating ties to the firm; and
•	if there are any other conflicting relationships or related party transactions.
•	A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:
•	the terms of the agreement;
•	the duration of the standstill provision in the agreement;
•	the limitations and requirements of actions that are agreed upon;
•	if the dissident director nominee(s) is subject to the standstill; and
•	if there are any conflicting relationships or related party transactions.
2.12 Require More Nominees than Open Seats
•	Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.
2.13	Open Access
•	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.
2.14	Stock Ownership Requirements
•	Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.
•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:
•	actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.
•	problematic pay practices, current and past.
2.15	Age or Term Limits
•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.
3.0	PROXY CONTESTS
3.1	Voting for Director Nominees in Contested Elections
•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
•	long-term financial performance of the target company relative to its industry;
•	management’s track record;
•	background to the proxy contest;
•	qualifications of director nominees (both slates);
•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
•	stock ownership position.
3.2	Reimbursing Proxy Solicitation Expenses
•	Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.
3.3	Confidential Voting and Vote Tabulation
•	Vote on a CASE-BY-CASE basis on shareholder proposals regarding proxy voting mechanics including, but not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote counting methodology. The factors considered, as applicable to the proposal, may include:
•	The scope and structure of the proposal;

•	The company's stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;
•	The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
•	Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
•	Any recent controversies or concerns related to the company's proxy voting mechanics;
•	Any unintended consequences resulting from implementation of the proposal; and
•	Any other factors that may be relevant.
4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.
•	Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
4.2	Amend Bylaws without Shareholder Consent
•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.
4.3	Poison Pills
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:
•	20% or higher flip-in or flip-over;
•	two to three-year sunset provision;
•	no dead-hand, slow-hand, no-hand or similar features;
•	shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;
•	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;
•	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);
•	the value of the NOLs;
•	the term;
•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
•	other factors that may be applicable.
4.4	Net Operating Loss (NOL) Protective Amendments
•	OFI will evaluate amendments to the company's NOL using the same criteria as a NOL pill.
4.5	Shareholder Ability to Act by Written Consent
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•	Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company’s specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a CASE-BY-CASE basis.

4.6	Shareholder Ability to Call Special Meetings
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
•	Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.
4.7	Establish Shareholder Advisory Committee
•	Vote on a CASE-BY-CASE basis.
4.8	Supermajority Vote Requirements
•	Vote AGAINST proposals to require a supermajority shareholder vote.
•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.
5.0	Mergers and Corporate Restructurings
5.1	Appraisal Rights
•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
5.2	Asset Purchases
•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
•	purchase price;
•	fairness opinion;
•	financial and strategic benefits;
•	how the deal was negotiated;
•	conflicts of interest;
•	other alternatives for the business; and
•	non-completion risk.
5.3	Asset Sales
•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
•	impact on the balance sheet/working capital;
•	potential elimination of diseconomies;
•	anticipated financial and operating benefits;
•	anticipated use of funds;
•	value received for the asset;
•	fairness opinion;
•	how the deal was negotiated; and
•	conflicts of interest.
5.4	Bundled Proposals
•	Vote on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
5.5	Conversion of Securities
•	Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.
•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
•	dilution to existing shareholders’ position;
•	terms of the offer;
•	financial issues;
•	management’s efforts to pursue other alternatives;
•	control issues; and
•	conflicts of interest.
•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
5.7	Formation of Holding Company
•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
•	the reasons for the change;
•	any financial or tax benefits;
•	regulatory benefits;
•	increases in capital structure; and
•	changes to the articles of incorporation or bylaws of the company.
•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	increases in common or preferred stock in excess of the allowable maximum as calculated by the Institutional Shareholder Services, Inc. (“ISS”) Capital Structure Model; and/or
•	adverse changes in shareholder rights.
5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions
•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:
•	offer price/premium;
•	fairness opinion;
•	how the deal was negotiated;
•	conflicts of interests;
•	other alternatives/offers considered; and
•	non-completion risk.
•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
•	cash-out value;
•	whether the interests of continuing and cashed-out shareholders are balanced; and
•	the market reaction to public announcement of the transaction.
5.9	Joint Venture
•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
•	percentage of assets/business contributed;
•	percentage of ownership;
•	financial and strategic benefits;
•	governance structure;

•	conflicts of interest;
•	other alternatives; and
•	non-completion risk.
5.10	Liquidations
•	Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.
5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
•	prospects of the combined company anticipated financial and operating benefits;
•	offer price (premium or discount);
•	fairness opinion;
•	how the deal was negotiated;
•	changes in corporate governance;
•	changes in the capital structure; and
•	conflicts of interest.
5.12	Private Placements/Warrants/Convertible Debenture
•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
•	dilution to existing shareholders’ position;
•	terms of the offer;
•	financial issues;
•	management’s efforts to pursue other alternatives;
•	control issues; and
•	conflicts of interest.
•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.
5.13	Spinoffs
•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
•	tax and regulatory advantages;
•	planned use of the sale proceeds;
•	valuation of spinoff;
•	fairness opinion;
•	benefits to the parent company;
•	conflicts of interest;
•	managerial incentives;
•	corporate governance changes; and
•	changes in the capital structure.
5.14	Value Maximization Proposals
•	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.
5.15	Severance Agreements that are Operative in Event of Change in Control
•	Review CASE-BY-CASE, with consideration given to ISS “transfer-of-wealth” analysis. (See section 8.2).
5.16	Special Purpose Acquisition Corporations (SPACs)
•	Votes on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by ISS which takes in consideration:
•	valuation;
•	market reaction;
•	deal timing;
•	negotiations and process;
•	conflicts of interest;
•	voting agreements; and
•	governance.
6.0	STATE OF INCORPORATION
6.1	Control Share Acquisition Provisions
•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
•	Vote FOR proposals to restore voting rights to the control shares.
6.2	Control Share Cashout Provisions
•	Vote FOR proposals to opt out of control share cash-out statutes.
6.3	Disgorgement Provisions
•	Vote FOR proposals to opt out of state disgorgement provisions.
6.4	Fair Price Provisions
•	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
6.5	Freezeout Provisions
•	Vote FOR proposals to opt out of state freeze-out provisions.
6.6	Greenmail
•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
•	Vote on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
6.7	Reincorporation Proposals
•	Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
6.8	Stakeholder Provisions
•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
6.9	State Anti-takeover Statutes
•	Vote on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
7.0	CAPITAL STRUCTURE
7.1	Adjustments to Par Value of Common Stock
•	Vote FOR management proposals to reduce the par value of common stock.
7.2	Common Stock Authorization
•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS which considers the following factors:
•	specific reasons/rationale for the proposed increase;
•	the dilutive impact of the request as determined through an allowable cap generated by ISS’ quantitative model;
•	the board’s governance structure and practices; and
•	risks to shareholders of not approving the request.
•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.
7.3	Dual-Class Stock
•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.
•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
•	it is intended for financing purposes with minimal or no dilution to current shareholders; and
•	it is not designed to preserve the voting power of an insider or significant shareholder.
7.4	Issue Stock for Use with Rights Plan
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
7.5	Preemptive Rights
•	Vote on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.
7.6	Preferred Stock
•	OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).
7.7	Recapitalization
•	Vote CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
•	more simplified capital structure;
•	enhanced liquidity;
•	fairness of conversion terms;
•	impact on voting power and dividends;
•	reasons for the reclassification;
•	conflicts of interest; and
•	other alternatives considered.
7.8	Reverse Stock Splits
•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.
7.9	Share Purchase Programs
•	Vote CASE-BY-CASE on management proposals to institute open-market share repurchase plans, taking into consideration, but not limited to, the following factors:
•	whether all shareholders may participate on equal terms;
•	the volume of shares to be repurchased and/or held in treasury;
•	the duration of the authority;
•	whether the repurchase may be used for anti-takeover purposes;
•	past use of repurchased shares; and
•	pricing provisions and other safeguards
*The above factors will take into account market best practices and apply those standards deemed acceptable in the market.
7.10	Stock Distributions: Splits and Dividends
•	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.
7.11	Tracking Stock
•	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.
8.0	EXECUTIVE AND DIRECTOR COMPENSATION
8.1	Equity-based Compensation Plans
•	Vote compensation proposals on a CASE-BY-CASE basis.
•	OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.
•	In certain cases, vote AGAINST equity proposal and compensation committee members taking into consideration whether:
•	the total cost of the company’s equity plans is unreasonable;
•	the plan expressly permits the re-pricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
•	the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;
•	the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
•	the plan is a vehicle for poor pay practices.
•	For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.
8.2	Director Compensation
•	Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap; the company’s three year burn rate relative to its industry/market cap peers; and the presence of any egregious plan features.. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.
•	Vote CASE-BY-CASE on the plan, taking into consideration the following qualitative factors disclosed in the proxy statement:
•	the relative magnitude of director compensation as compared to companies of a similar profile;
•	the presence of problematic pay practices relating to director compensation;
•	director stock ownership guidelines and holding requirements;

•	equity award vesting schedules:
•	a minimum vesting of three years for stock options or restricted stock; or
•	deferred stock payable at the end of a three-year deferral period;
•	mix between cash and equity—based compensation
•	meaningful limits on director compensation;
•	the availability of retirement/benefits or perquisites; and
•	the quality of detailed disclosure surrounding director compensation.
8.3	Bonus for Retiring Director
•	Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.
8.4	Cash Bonus Plan
•	Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.
8.5	Stock Plans in Lieu of Cash
•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.
•	In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.
•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
8.6	Pre-Arranged Trading Plans (10b5-1 Plans)
•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
•	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
•	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
•	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
•	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
•	an executive may not trade in company stock outside the 10b5-1 Plan; and
•	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
8.7	Management Proposals Seeking Approval to Reprice Options
•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	historic trading patterns;
•	rationale for the repricing;
•	value-for-value exchange;
•	option vesting;
•	term of the option;
•	exercise price;
•	participation; and
•	market best practices
Transfer Stock Option (TSO) Programs
Vote FOR if One-time Transfers:
•	executive officers and non-employee directors are excluded from participating;

•	stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models;
•	there is a two-year minimum holding period for sale proceeds.
Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.
8.8	Employee Stock Purchase Plans
Qualified Plans
•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•	Votes FOR employee stock purchase plans where all of the following apply:
•	purchase price is at least 85% of fair market value;
•	offering period is 27 months or less; and
•	the number of shares allocated to the plan is 10% or less of the outstanding shares.
•	Votes AGAINST employee stock purchase plans where any of the following apply:
•	purchase price is not at least 85% of fair market value;
•	offering period is greater than 27 months; and
•	the number of shares allocated to the plan is more than 10% of the outstanding shares.
Non-Qualified Plans
•	Vote FOR nonqualified employee stock purchase plans with all the following features:
•	broad-based participation;
•	limits on employee contribution;
•	company matching contribution up to 25 percent;
•	no discount on the stock price on the date of purchase.
8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
•	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
•	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
•	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in ISS’s definition of director independence.
8.10	Employee Stock Ownership Plans (ESOPs)
•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).
Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
•	Vote on a CASE-BY-CASE basis.
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal
•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.
•	Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:
•	There is a misalignment between CEO pay and company performance (pay for performance);
•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.
•	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);
•	Evaluation of peer group benchmarking used to set target pay or award opportunities; and
•	Balance of performance-based versus non-performance-based pay.
•	Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)
•	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.
8.13	401(k) Employee Benefit Plans
•	Vote FOR proposals to implement a 401(k) savings plan for employees.
Shareholder Proposals Regarding Executive and Director Pay
•	Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
•	Generally vote FOR shareholder proposals seeking disclosure regarding the company's, board's, or committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.
•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
•	Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.
•	Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
8.15	Performance-Based Stock Options
•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
•	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or
•	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.
8.16	Pay-for-Performance
•	Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:
•	What aspects of the company's short-term and long-term incentive programs are performance-driven?
•	Can shareholders assess the correlation between pay and performance based on the company's disclosure?
•	What type of industry does the company belong to?
•	Which stage of the business cycle does the company belong to?
8.17	Pay-for-Superior-Performance Standard
•	Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company's executive compensation plan for senior executives.
8.18	Golden Parachutes and Executive Severance Agreements
•	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
•	the parachute should be less attractive than an ongoing employment opportunity with the firm;
•	the triggering mechanism should be beyond the control of management;
•	the amount should not exceed three times base salary plus guaranteed benefits; and

•	change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
•	If presented as a separate voting item, OFI will apply the same policy as above.
•	In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation (“management say on pay”), OFI will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.
8.19	Pension Plan Income Accounting
•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.
8.20	Supplemental Executive Retirement Plans (SERPs)
•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.
•	Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.
8.21	Claw-back of Payments under Restatements
•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:
•	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;
•	the nature of the proposal where financial restatement is due to fraud;
•	whether or not the company has had material financial problems resulting in chronic restatements; and/or
•	the adoption of a robust and formal bonus/equity recoupment policy.
•	If a company's bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.
•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.
8.22	Tax Gross-Up Proposals
•	Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.
8.23	Bonus Banking/Bonus Banking “Plus”
•	Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned, taking into account the company’s past practices regarding equity and cash compensation, whether the company has a holding period or stock ownership requirements in place, and whether the company has a rigorous claw-back policy in place.
8. 24 Golden Coffins/Executive Death Benefits
•	Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.
8.25 Eliminate Accelerated Vesting of Unvested Equity
•	Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity wards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).
9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES
In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.
•	OFI will only vote “FOR” a proposal that would clearly:
•	have a discernable positive impact on short-term or long-term share value; or
•	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:
•	prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;
•	reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.
In the evaluation of social, political, and environmental proposals, the following factors may be considered:
•	what percentage of sales, assets and earnings will be affected;
•	the degree to which the company's stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;
•	whether the issues presented should be dealt with through government or company-specific action;
•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	whether the company's analysis and voting recommendation to shareholders is persuasive;
•	what other companies have done in response to the issue;
•	whether the proposal itself is well framed and reasonable;
•	whether implementation of the proposal would achieve the objectives sought in the proposal;
•	whether the subject of the proposal is best left to the discretion of the board;
•	whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
INTERNATIONAL POLICY GUIDELINES
These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. The general guidelines shall be applied to the greatest extent possible in non-US markets, taking into account best market practice, with the overall goal of maximizing the primary principles of board accountability and independence and protection of shareholder rights. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.
Companies in several non-US markets routinely disclose shareholder vote results. In cases where a management proposal receives a significant level of opposition, OFI will evaluate how the company has responded to that opposition and may vote AGAINST future relevant resolutions in certain circumstances where OFI determines the company has not adequately addressed the concerns or responded to the shareholder opposition.
1.0	OPERATIONAL ITEMS
1.1.1 Routine Items
•	Vote FOR proposals to Open Meeting, Close Meeting, Allow Questions, Elect Chairman of Meeting, Prepare and Approve List of Shareholders, Acknowledge Proper Convening of Meeting, and other routine procedural proposals.
1.1.2	Financial Results/Director and Auditor Reports
•	Vote FOR approval of financial statements and director and auditor reports, unless:
•	there are material concerns about the financials presented or audit procedures used;
•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed;
•	other significant corporate governance concerns exist at the company.
1.1.3	Allocation of Income and Dividends
•	Vote FOR approval of allocation of income and distribution of dividends, unless:

•	the dividend payout ratio has been consistently below 30% without an adequate explanation; or
•	the payout ratio is excessive given the company’s financial position.

1.1.4 Stock (Scrip) Dividend Alternative
•	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.
•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
1.1.5	Lower Disclosure Threshold for Stock Ownership
•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.
1.1.6	Controlling Shareholder / Personal Interest
•	Generally vote AGAINST proposals requesting shareholders to indicate whether they are a controlling shareholder, as defined by statute, or possess a personal interest in any resolutions on the agenda, unless such an affiliation or interest has been identified.
1.1.7	Designate Independent Proxy
•	Generally vote FOR proposals to designate an independent proxy unless compelling reasons exist to oppose.
AUDITORS
1.2	Appointment of Internal Statutory Auditors
•	Vote FOR the appointment and reelection of statutory auditors, unless:
•	there are serious concerns about the statutory reports presented or the audit procedures used;
•	questions exist concerning any of the statutory auditors being appointed; or
•	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.
1.3	Remuneration of Auditors
•	Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.
1.4	Indemnification of Auditors
•	Vote AGAINST proposals to indemnify auditors.
1.5	Remuneration of Internal Statutory Auditors
•	Generally vote FOR proposals to fix the remuneration of internal statutory auditors, taking into consideration the proposed remuneration relative to peers, justifications for any proposed increase, and the presence of any concerns with regard to statutory reports or audit procedures used.
2.0	THE BOARD OF DIRECTORS
2.1	Discharge of Board and Management
•	Vote FOR discharge from responsibility of the board and management, unless:
•	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or
•	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.
2.2	Voting on Director Nominees
•	Vote on director nominees should be made on a CASE-BY-CASE basis, taking into account company practices, corporate governance codes, disclosure, and best practices, examining factors such as:
•	Composition of the board and key board committees;
•	Long-term company performance relative to a market index;
•	Corporate governance provisions and takeover activity; and
•	Company practices and corporate governance codes.
•	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). Such instances generally fall into the following categories:
•	The board fails to meet minimum corporate governance standards;
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests;
•	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities;
•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•	Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
3.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
3.1	Poison Pills
•	Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:
•	to give the board more time to find an alternative value enhancing transaction; and
•	to ensure the equal treatment of shareholders.
•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:
•	determine whether actions by shareholders constitute a change in control;
•	amend material provisions without shareholder approval;
•	interpret other provisions;
•	redeem the plan without a shareholder vote; or
•	prevent a bid from going to shareholders.
•	Vote AGAINST plans that have any of the following characteristics:
•	unacceptable key definitions;
•	flip-over provision;
•	permitted bid period greater than 60 days;
•	maximum triggering threshold set at less than 20% of outstanding shares;
•	does not permit partial bids;
•	bidder must frequently update holdings;
•	requirement for a shareholder meeting to approve a bid; or
•	requirement that the bidder provide evidence of financing.
•	In addition to the above, a plan must include:
•	an exemption for a “permitted lock up agreement”;
•	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and
•	exclude reference to voting agreements among shareholders.
3.2	Renew Partial Takeover Provision
•	Vote FOR proposals to renew partial takeover provision.
3.3	Depositary Receipts and Priority Shares
•	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.
•	Vote AGAINST the introduction of priority shares.
3.4	Issuance of Free Warrants
•	Vote AGAINST the issuance of free warrants.
3.5 Defensive Use of Share Issuances

•	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.
4.0	MERGERS AND CORPORATE RESTRUCTURINGS
4.1	Mandatory Takeover Bid Waivers
•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
4.2	Related-Party Transactions
•	In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.
4.3	Expansion of Business Activities
•	Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.
4.4	Independent Appraisals
•	Generally vote FOR proposals to appoint independent appraisal firms and approve associated appraisal reports, unless there are compelling reasons to oppose the proposal.
5.0	CAPITAL STRUCTURE
5.1	Pledge of Assets for Debt
•	OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.
•	In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.
5.2	Increase in Authorized Capital
•	Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization, unless the increase would leave the company with less than 30% of its new authorization outstanding.
•	Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or
•	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorization.
5.3	Share Issuance Requests
•	General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.
•	Vote FOR issuance requests with preemptive rights to a maximum of 100%* over currently issued capital.
•	Vote FOR issuance requests without preemptive rights to a maximum of 20%* of currently issued capital.
•	The potential use of issuances for antitakeover purposes will be evaluated on a case-by-case basis.
* In the absence of a best practice recommendation on volume of shares to be issued, apply the above guidelines. In markets where the best practice recommends, or where company practice necessitates it (e.g. France, UK, and Hong Kong), the stricter guideline(s) will be applied.
5.4	Reduction of Capital
•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:
•	reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.
•	Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.
•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

5.5	Convertible Debt Issuance Requests
•	Vote FOR the creation/issuance of convertible debt instruments as long as	the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.
5.6	Debt Issuance Requests (Non-convertible)
•	When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to100% is considered acceptable.
•	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.
•	Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.
5.7	Reissuance of Shares Repurchased
•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.
5.8	Capitalization of Reserves for Bonus Issues/Increase in Par Value
•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
5.9	Control and Profit Agreements/Affiliation Agreements with Subsidiaries
•	Vote FOR management proposals to approve parent-subsidiary affiliation agreements including, but not limited to control and profit transfer agreements, unless there are compelling reasons to oppose the proposal.
5.10	Acceptance of Deposits
•	Generally vote AGAINST proposals to accept deposits from shareholders and/or the public, taking into consideration the terms or conditions of the deposit as well as the company's rationale for additional funding.
6.0	EXECUTIVE AND DIRECTOR COMPENSATION
6.1	Director Remuneration
•	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.
•	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
•	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
•	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
6.2	Retirement Bonuses for Directors and Statutory Auditors
•	Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.
•	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.
6.2	Executive Remuneration Report or Policy
•	Vote AGAINST such proposals in cases where:
•	The company does not provide shareholders with clear, comprehensive compensation disclosures;
•	The company does not maintain an appropriate pay-for-performance alignment and there is not an emphasis on long-term shareholder value;
•	The arrangement creates the risk of a “pay for failure” scenario;
•	The company does not maintain an independent and effective compensation committee;
•	The company provides inappropriate pay to non-executive directors; or
•	The company maintains other problematic pay practices.
•

Pacific Investment Management Company LLC
Proxy Voting Policies and Procedures
PIMCO has adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.
Equity Securities. PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.
Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action consents with respect to fixed income securities.
Resolution of potential conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.
1. Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.
2. The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.
3. Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

PineBridge Investments LLC
Original Issue Date: 2005
Last Revision Date: March 2013
I. Introduction
Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in each Client’s best interest.
II. Policy Statement
Proxy Procedures
As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.)
Record-Keeping
PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies, and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third party proxy voting service or other third party.
Proxies of Shares of Non-U.S. Corporations
PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days’ advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to “rush” voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates’ regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether or not to vote.
Policy on Monitoring Class Action Suits
In the event that PineBridge has purchased the same security for a Client’s portfolio alongside its investments on behalf of itself or an affiliate, PineBridge generally will seek to inform a Client that such Client may also have a cause of action whenever such issuer is subject to class action litigation. PineBridge as a general matter will also make available to the Client such rights, if any, as that PineBridge may have against any such issuer in its capacity as the Client’s agent, and PineBridge will, where possible, give the Client such assistance as it may reasonably require to exercise its rights in any such action.
PineBridge generally does not, however, search out potential legal claims or monitor class action lawsuits against issuers arising from investments held in a Client portfolio, nor may PineBridge institute a lawsuit on a Client’s behalf arising from investments held in the Client portfolio.
In addition, given the size and breadth of PineBridge’s business, it is possible that there may be situations in which PineBridge or an affiliate might become aware of a potential lawsuit with respect to a security, one of which may also be held within a Client portfolio. In these situations, there is the possibility, due to confidentiality requirements or conflicts of interest, that PineBridge would be restricted from informing a Client of potential legal actions and activities.
In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel), and will attempt to resolve all conflicts in the Client’s best interest.
III. Procedures
PineBridge will vote proxies in the best interests of its Clients, which may result in different voting results for proxies for the same issuer.
•	Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge’s proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge’s proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.
•	If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client’s request and the action taken.
•	If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Compliance should be consulted. Compliance has access to these proxy voting records.
•	PineBridge has established a Proxy Committee (the “Committee”). The PineBridge Proxy Committee is comprises members of Compliance, the Investment Department, and senior management.
•	The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge’s Clients are best served.
•	Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.
•	PineBridge has engaged a third party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client’s custodian and votes them based on PineBridge’s general voting guidelines.
•	In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge’s general voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.
IV. Associated Policies
Advisory Agreements Policy
QS Investors, LLC
Proxy Voting Policy
Introduction
QS Investors, LLC (“QS Investors”) has adopted and implemented policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of its clients1 and in accordance with its fiduciary duties and applicable regulations. This Policy shall apply to all accounts managed by QS Investors. In addition, QS Investors’ Proxy Policy reflects the fiduciary standards and responsibilities for ERISA accounts managed by QS Investors.
[1]	For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which QS Investors serves as investment adviser or sub-adviser; for which QS Investors votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.
Responsibilities
Proxy votes are the property of QS Investors’ advisory clients. As such, QS Investors’ authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. QS Investors has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes QS Investors’ advisory clients’ proxies in accordance with their (ISS’s) proxy guidelines or, in extremely limited circumstances, QS Investors’ specific instructions. Where a client has given specific instructions as to how a proxy should be voted, QS Investors will notify and direct ISS to carry out those instructions. Where no specific instruction exists, QS Investors will follow the procedures set forth in this document and vote such proxies in accordance with ISS’s guidelines. Certain Taft-Hartley clients may direct QS Investors to have ISS vote their proxies in accordance with ISS’s (or other specific) Taft Hartley voting Guidelines.
Alternatively, clients may elect to retain proxy voting authority and responsibility. These and other proxy-related instructions must be outlined in the investment management agreement or other contractual arrangements with each client.
Clients may in certain instances contract with their custodial agent and notify QS Investors that they wish to engage in securities lending transactions. QS Investors will not vote proxies relating to securities in client accounts that are on loan. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan to ensure they are not voted by multiple parties.
Policies
Proxy voting activities are conducted in the best economic interest of clients.
QS Investors works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS Investors clients. In addition to proxy voting services provided by ISS, QS Investors has also contracted with ISS to provide proxy advisory services. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and maintains Proxy Voting Guidelines (the “Guidelines”) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and a number of other relevant factors. Changes to these Guidelines are communicated to QS Investors upon implementation.
While ISS has been instructed to vote our clients’ proxies in accordance with the Guidelines, QS Investors and our clients retain the right to instruct ISS to vote differently.

Underlying Funds
Certain QS Investors client accounts, including clients that are “Funds of Funds,” invest in underlying investment funds, including U.S. registered investment companies (“Underlying Funds”). Proxy voting with respect to shares, units or interests in Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that QS Investors has proxy voting authority with respect to shares, units or interests in Underlying Funds, QS Investors shall vote such shares, units or interests in the best interest of client accounts and subject to the general fiduciary principles set forth above rather than in accordance with the Guidelines.
QS Investors’ proxy voting authority on behalf of client accounts (including a Fund of Funds) with respect to shares, units or interests in Underlying Funds is subject to the provisions below in Proxy Voting of Underlying Funds.
Manager of Manager Arrangements
QS Investors advises certain client accounts that are structured as “Manager of Managers” arrangements in which various segments of the accounts are individually managed by a number of underlying investment advisers (“Underlying Managers”). In such arrangements, QS Investors generally does not exercise any proxy voting authority with respect to securities held in the client’s account. Proxy voting authority in such arrangements is typically assigned to the Underlying Managers.
Management Oversight
Management is responsible for overseeing QS Investors proxy voting activities, including reviewing and monitoring the Guidelines that provide how ISS will generally vote proxies on behalf of QS Investors clients no less frequently than annually. Compliance is responsible for coordinating with ISS to administer the proxy voting process and overseeing ISS’s proxy responsibilities. Compliance monitors voting activity to ensure that votes are cast in accordance with the Guidelines or client-specific guidelines and/or any applicable regulatory requirements.
Availability of Proxy Voting Policies and Procedures and Proxy Voting Record
Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at QS Investors discretion. Clients may also obtain information on how their proxies were voted by QS Investors as required by law and otherwise at QS Investors’ discretion; however, QS Investors must not selectively disclose its investment company clients’ proxy voting records. The Firm will make proxy voting reports available to advisory clients upon request.
ISS’s current Guidelines, summaries, amendments, and other pertinent information can be accessed by visiting their website at the following address: http://www.issgovernance.com/policy.
Procedures
Proxy Voting Guidelines
QS Investors will review ISS’s Guidelines as necessary to support the best economic interests of QS Investors’ clients but generally no less frequently than annually. The Firm will choose to re-adopt or amend portions of or the entirety of the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of QS Investors’ clients. Before re-adopting or amending the Guidelines, Compliance, in consultation with Management, will thoroughly review and evaluate the proposed change(s) and rationale to evaluate potential conflicts with client or employee interests. Rationale for any decisions not to re-adopt ISS’s Guidelines will be fully documented.
Proxy Voting of Underlying Funds
Proxy Voting of Affiliated Funds
With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of Underlying Funds advised by QS Investors or an affiliate of QS Investors (including ETFs, open-end mutual funds and closed-end investment companies), proxies relating to any of such affiliated Underlying Funds generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such affiliated Underlying Fund. QS Investors may vote such proxies in accordance with other voting procedures approved by Management and Compliance, provided such procedures comply with applicable law and/or regulatory requirements.
Proxy Voting of Unaffiliated Funds
With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of an Underlying Fund advised by an adviser which is unaffiliated with QS Investors (including ETFs, open-end mutual funds and closed-end investment companies), QS Investors will vote such proxies in accordance with the general fiduciary principles set forth above; provided that QS Investors: (i) will vote proxies relating to shares of ETFs in accordance with an echo voting procedure to the extent required by QS Investors’ Procedures Relating to Compliance with ETF Exemptive Orders under Section 12(d)(1) of the Investment Company Act of 1940, and (ii) will vote proxies relating to shares of open-end mutual funds and closed-end investment companies in accordance with an echo voting procedure to the extent required in order to comply with Section 12(d)(1) under the Investment Company Act of 1940 and rules thereunder. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth above, and such procedures are subject to review by Management and Compliance.

Specific proxy voting decisions made by Management
Proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis will be referred to Management and Portfolio Management for review and to provide a voting instruction.
Certain proxy votes may not be cast
In extremely limited cases, QS Investors may determine that it is in the best economic interests of its clients not to vote certain proxies. QS Investors will abstain from voting if:
•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue; and
•	QS Investors cannot make a good faith determination as to what would be in the client’s best interest (e.g., material conflict cannot be mitigated).
In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. Examples may include:
•	Proxy ballot was not received from the custodian;
•	Meeting notice was not received with adequate time for processing; or
•	Legal restrictions, including share blocking, that may restrict liquidity or otherwise limit trading.
ISS will coordinate with Compliance regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.
Conflict of Interest Procedures
QS Investors seeks to mitigate conflicts inherent in proxy voting and maintain independence by partnering with ISS for voting and administration of all client ballots. These conflicts may include:
•	The issuer is a client of QS Investors;
•	The issuer is a material business partner of QS Investors; or
•	An employee, or an immediate family member of an employee, of QS Investors serves as an officer or director of the issuer.
QS Investors believes that this Policy and our reliance on ISS for independent proxy decision-making reasonably ensure that these and other potential material conflicts are minimized, consistent with our fiduciary duty. Accordingly, proxies that will be voted in accordance with the Guidelines or in accordance with specific client instructions are not subject to the conflicts of interest procedures described below for items that are referred to QS Investors by ISS.
As a general matter, QS Investors takes the position that relationships between a non-QS Investors Legg Mason business unit and an issuer do not present a conflict of interest for QS Investors in voting proxies with respect to such issuer because QS Investors operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between QS Investors and such business units.
Procedures to Address Conflicts of Interest and Improper Influence
Note: This section addresses the limited circumstances in which items that are referred to QS by ISS.
Overriding Principle: ISS will vote all proxies in accordance with the Guidelines. In the limited circumstances where ISS refers items to QS Investors for input or a voting decision, QS Investors will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of QS Investors clients.1
[1]	Any contact from external parties interested in a particular vote that attempts to exert improper pressure or influence shall be reported to Compliance
Independence: Compensation for all employees, particularly those with the ability to influence proxy voting in these limited circumstances, cannot be based upon their contribution to any business activity outside of QS Investors without prior approval from Management. Furthermore, they may not discuss proxy votes with any person outside of QS Investors (and within QS Investors only on a need to know basis).
Conflict Review Procedures: For items that are referred to QS Investors from ISS, Compliance will monitor for potential material conflicts of interest in connection with proxy proposals. Promptly upon a determination that a conflict exists in connection with a proxy proposal, the vote shall be escalated to Management. Management will collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if QS Investors or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, QS Investors’ decision on the particular vote at issue.
The information considered may include without limitation information regarding (i) client relationships; (ii) any relevant personal conflict known or brought to their attention; (iii) and any communications with members of the Firm and any person or entity outside of the organization that identifies itself as a QS Investors advisory client regarding the vote at issue.
If notified that QS Investors has a material conflict of interest, the Firm will obtain instructions as to how the proxies should be voted, if time permits, from the affected clients, if notified that certain individuals should be recused from the proxy vote at issue, QS Investors shall do so in accordance with the procedures set forth below.
Note: Any QS Investors employee who becomes aware of a potential material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Management and Compliance to evaluate such conflict and determine a recommended course of action.
At the beginning of any discussion regarding how to vote any proxy, Compliance will inquire as to whether any employee or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to Management and/or Compliance.
Compliance also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of QS Investors that identifies itself as a QS Investors advisory client, has: (i) requested that QS Investors vote a particular proxy in a certain manner; (ii) attempted to influence QS Investors in connection with proxy voting activities; or (iii) otherwise communicated with the Firm regarding the particular proxy vote at issue, and which incident has not yet been reported to management and/or Compliance.
Investors should seek instructions as to how to vote the proxy at issue if time permits, from the effected clients. These inquiries and discussions will be properly documented.
Duty to Report: Any QS Investors employee that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of organization or any entity that identifies itself as a QS Investors advisory client to influence, how QS Investors votes its proxies has a duty to disclose the existence of the situation to their manager and the details of the matter to the Compliance. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.
Recusal of Members: Compliance will recuse any employee from participating in a specific proxy vote referred to QS Investors if he/she (i) is personally involved in a material conflict of interest; or (ii) as determined by Management and Compliance, has actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. Management will also exclude from consideration the views of any person (whether requested or volunteered) if Management knows, or if Compliance has determined that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.
Other Procedures That Limit Conflicts of Interest
QS Investors has adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to the Confidential Information Policy and the Code of Ethics. The Firm expects that these policies, procedures and internal controls will greatly reduce the chance that the Firm (or, its employees) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.
Recordkeeping
QS Investors will retain records of client requests for proxy voting information and any written responses thereto provided by QS Investors and will retain any documents the Firm or Compliance prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
QS Investors also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
With respect to QS Investors’ investment company clients, ISS will create and maintain such records as are necessary to allow such investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable law.
QS Investors will also maintain the following records relating to proxy voting:
•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
•	The shareholder meeting date;
•	A copy of each proxy statement received by QS Investors;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether QS Investors cast its vote on the matter;

•	How QS Investors cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
•	Whether QS Investors cast its vote for or against management.
In lieu of keeping copies of proxy statements, QS Investors may rely on proxy statements filed on the EDGAR system. QS Investors also may rely on third party records of proxy statements and votes cast by QS Investors if the third party provides an undertaking to QS Investors to provide such records promptly upon request.

Quantum Capital Management
ACCEPTANCE OF PROXY VOTING AUTHORITY
POLICY
It is the Firm’s policy, where it has accepted responsibility to vote proxies on behalf a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. For clients that are subject to ERISA, it is the Firm’s policy to follow the provisions of any ERISA plan’s governing documents in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.
RESPONSIBILITY
Where the Firm has accepted responsibility to vote proxies on behalf of a particular client, the Chief Investment Officer is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by the Firm (the “Proxy Voting Guidelines”) and the Firm’s policies and procedures.
PROCEDURES
The Firm may vote client proxies where a client requests and the Firm accepts such responsibility, or in the case of an employee benefit plan, as defined by ERISA, where such responsibility has been properly delegated to, and assumed by, the Firm. In such circumstances the Firm will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. Absent special circumstances, which are further discussed below, all proxies will be voted consistent with the guidelines attached to the Compliance Manual on Exhibit E (“Proxy Voting Guidelines”) and the Firm’s policies and procedures. The Firm shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how the Firm voted their proxies when applicable. At any time, a client may contact the Firm to request information about how it voted proxies for their securities. It is generally the Firm’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.
The Firm’s Proxy Voting Committee will be responsible for monitoring corporate actions, making proxy voting decisions, and ensuring that proxies are submitted in a timely manner. The Proxy Voting Committee may delegate the responsibility to vote client proxies to one or more persons affiliated with the Firm (such person(s) together with the Proxy Voting Committee are hereafter collectively referred to as “Responsible Voting Parties”) consistent with the Proxy Voting Guidelines. Specifically, when the Firm receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either “for” or “against,” the proxy will be voted by one of the Responsible Voting Parties in accordance with the Firm’s Proxy Voting Guidelines. When the Firm receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Proxy Voting Committee, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.
It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Proxy Voting Committee, it is determined that such action is in the best interest of the Firm’s clients. In the exercise of such discretion, the Proxy Voting Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.
The Responsible Voting Parties will document the rationale for all proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of the Firm’s recordkeeping process. In performing its responsibilities, the Proxy Voting Committee may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel, and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies are made by the Proxy Voting Committee.
ERISA Plans
Plans managed by the Firm governed by ERISA shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where the Firm has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.
The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.
Conflicts of Interest
The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.
If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. The Firm will take the following steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict:
•	Where the Proxy Voting Guidelines outline the Firm’s voting position, as either “for” or “against” such proxy proposal, voting will be accordance with the its Proxy Voting Guidelines.
Where the Proxy Voting Guidelines outline the Firm’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:
•	Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or
•	Provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.
Third Party Delegation
The Firm delegates to a non-affiliated third party vendor with the responsibility to review proxy proposals and make voting recommendations to the Firm. The Chief Investment Officer will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Committee.
Mutual Funds
In the event that the Firm acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund.
Special Circumstances
The Firm may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed the Firm that they wish to retain the right to vote the proxy; (ii) where the Firm deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated the Firm’s services; (iv) where a proxy is received for a security that the Firm no longer manages (i.e., the Firm had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).
In addition, certain accounts over which the Firm has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Firm has investment discretion, however, the Firm shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.
BOOKS AND RECORDS
In its books and records, the Firm will maintain a copy of the following documents from 3rd party service:
•	Proxy statement that the Firm receives regarding client’s securities;
•	Votes that the Firm casts on behalf of a client;
•	Any document the Firm created that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for such decision; and
•	Written client request for information on how the Firm voted proxies on behalf of the requesting client and a copy of the Firm’s written response to any (written or verbal) client request for information on how the Firm voted proxies on behalf of the requesting client.
The Firm may rely upon the Commission’s EDGAR system to maintain certain records referred to above.

Ranger Investment Management, L.P.
Proxy Voting
Introduction
Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its investors. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to investors upon request. Lastly, the Rule requires that the adviser disclose to investors how they may obtain information on how the adviser voted their proxies.
The Firm votes proxies for many of its investors, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. Any questions about this document should be directed to the Firm’s CCO, Deputy CCO or other designated compliance officer.
The Firm views seriously its responsibility to exercise voting authority over securities which form part of its investors’ portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.
It is the Firm’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security. Each proposal will be evaluated on its merits, the facts presented and with both principals and rules-based guidelines taken into consideration. Beneficial owners include members of pooled investment funds for which the Firm acts as investment manager or general partner, and investor accounts for which the Firm acts as investment manager.
The Firm may engage the services of a third-party service (“Proxy Service”) to assist it with administration of the proxy voting process. In addition to general administration assistance, the Proxy Service may also include proxy voting recommendations based upon research and guidelines published. However, the Firm’s proxy voting policies and case-by-case evaluation of each issue may result in proxy votes on certain issues that differ from Proxy Service recommendations.
A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. The Firm follows internal Proxy Voting procedures (described below) that allow the Firm to vote on these issues in a uniform manner. Proxies are generally considered by the investment team members responsible for monitoring the security being voted. That person will cast his votes in accordance with this Proxy Voting Policy and procedures. Any non-routine matters are referred to the Portfolio Manager.
The Firm, in exercising its voting powers, also has regard to the statutes and rules applicable to registered investment advisors. The manner in which votes are cast by the Firm is reported to investors by delivery of this Proxy Voting Policy. In addition, the Firm will provide, upon request, a list of how each proxy was voted for an investor.
Key Proxy Voting Issues:
•	Election of Directors and Appointment of Accountants – The Firm will vote for management’s proposed directors in uncontested elections. For contested elections, the Firm votes for candidates it believes best serve shareholders’ interests. The Firm votes to ratify management’s appointment of independent auditors.
•	Increase Authorized Capital – The Firm votes for these proposals in the absence of unusual circumstances. There are many business reasons for companies to increase their authorized capital. The additional shares often are intended to be used for general corporate purposes, to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings.
•	Preference Shares – The Firm will carefully review proposals to authorize new issues of preference shares or increase the shares authorized for existing issues. The Firm recognizes that new issues of authorized preference shares can provide flexibility to corporate issuers as the shares can be issued quickly without further shareholder approval in connection with financings or acquisitions. Therefore, generally the Firm will not oppose proposals to authorize the issuance of preferred shares. The Firm will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.
•	Dual Capitalization, Other Preferential Voting Rights – The Firm will generally vote against proposals to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights. The Firm is concerned that the effect of these proposals, over time, is to consolidate voting power in the hands of relatively few insiders, disproportionate to their percentage ownership of the company’s share capital as a whole. This concentration of voting power can effectively block any takeover which management opposes and dilute accountability to shareholders.
•	Merger/Acquisition – All proposals are reviewed on a case by case basis by taking the following into consideration:
•	whether the proposed acquisition price represents fair value;
•	whether shareholders could realize greater value through other means; and
•	whether all shareholders receive equal/fair treatment under the merger acquisition terms.
•	Restructuring/Recapitalization – All proposals are reviewed on a case by case basis taking the following into consideration:

•	whether the proposed restructuring/recapitalization is the best means of enhancing shareholder value; and
•	whether the company’s longer-term prospects will be positively affected by the proposal.
•	Provide Director Indemnification – The Firm will vote for proposals to provide corporate indemnification for directors if consistent with all relevant laws. Corporations face great obstacles in attracting and retaining capable directors. The Firm believes such proposals will contribute to corporations’ ability to attract qualified individuals and will enhance the stability of corporate management.
•	Share Option Plans – The Firm will generally vote against proposals which authorize:
•	more than 10% of the company’s outstanding shares to be reserved for the award of share options; or
•	the award of share options to Employees and/or non-Employees of the company (for instance, outside directors and consultants) if the exercise price is less than the share’s fair market value at the date of the grant of the options and does not carry relevant performance hurdles for exercise; or
•	the exchange of outstanding options for new ones at lower exercise prices.
Shareholder Proposals – Corporate Governance Issues:
•	Majority Independent Board – The Firm will generally vote for proposals calling for a majority outside board. The Firm believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
•	Executive Compensation – The Firm will generally vote against proposals to restrict Employee compensation. The Firm feels that the specific amounts and types of Employee compensation are within the ordinary business responsibilities of the Board of Directors and company management; provided, however, that share option plans meet our guidelines for such plans as set forth herein. On a case-by-case basis, the Firm will vote for proposals requesting more detailed disclosure of Employee compensation, especially if the company does not have a majority outside board.
Potential Conflicts of Interest:
In connection with any security which is the subject of a proxy vote, the Firm will determine whether any conflict of interest exists between the Firm or its Affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, the Firm will first seek to apply the general guidelines discussed above without regard to the conflict. If the guidelines discussed above do not apply, the Firm will evaluate the situation and document the issue and resolution on a Proxy Voting Exception Report. The resolution may very well include notifying the beneficial owners of such conflict, describe how the Firm proposes to vote and the reasons therefore, and request the investor to provide written instructions if the investor desires the voting rights to be exercised in a different manner (which may include not voting the proxy). If an investor does not deliver contrary written instructions, the Firm will vote as indicated in its notice to investors.
Recordkeeping and Reports:
In order to comply with all applicable recordkeeping and reporting requirements, the Firm will do the following:
1.	The Firm will keep a copy of this Proxy Voting Policy and provide the same to investors upon request.
2.	The Firm will retain copies of the proxy statements and a record of each vote cast by the Firm on behalf of an investor for periods prior to October 2008. For the periods thereafter, the Firm has authorized the Proxy Service to make and retain, on the Firm’s behalf, copies of proxy statements and records of the votes cast. The Firm may also rely on obtaining a copy of a proxy statement from the Commission's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.
3.	The Firm will retain a copy of any document created by the Firm that was material to making a decision how to vote proxies on behalf of an investor or that memorializes the basis for that decision.
Rockefeller & Co., Inc.
Proxy Voting
Overview:
Rockefeller & Co., Inc. (the “Adviser”) has adopted and implemented Proxy Voting Policies and Procedures in an effort to ensure that proxies are voted in the best interest of clients in fulfillment of the Adviser’s fiduciary duties and in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.
The Adviser has established a Proxy Committee that, among other things, establishes guidelines and generally oversees the proxy voting process.
The Adviser has engaged Glass, Lewis & Co. LLC (“GL”), an organization unaffiliated with the Adviser, to assist with proxy voting. In addition to the execution of proxy votes in accordance with the Adviser’s guidelines and record-keeping services, GL also provides the Adviser with corporate governance information, due diligence related to making appropriate proxy voting decisions and vote recommendations. The Adviser, however, retains final authority and responsibility for proxy voting.

The Adviser does not automatically vote for or against any class of resolutions, but rather follows a list of preferences. On governance issues, the guidelines have a preference for resolutions that increase disclosure and reporting and that enhance the transparency of decision-making without placing an undue burden on the company or requiring the disclosure of proprietary or competitive information. In addition, the guidelines favor proposals that: preserve and enhance the rights of minority shareholders; increase the Board’s skill base; and increase the accountability of both the Board and management.
Proxy Voting Limitations:
The Advisor will generally not vote proxies in countries that engage in “share blocking” — the practice of prohibiting investors who have exercised voting rights from disposing of their shares for a defined period of time. The Advisor will also not vote in cases where a proxy is received after the requisite voting date or with respect to specific proposals that are incoherent or that would entail extensive and uneconomic investigation or research.
Conflicts of Interest:
Due to the nature of the Adviser’s business and structure, it is unlikely that a material conflict of interest will arise in voting the proxies of public companies, because the Adviser does not engage in investment banking, or manage or advise public companies. However, the Adviser may from time to time have affiliated persons who sit on the board of directors of public companies and may also act as adviser or sub-adviser to certain registered mutual funds. In the event a material conflict of interest does arise, the Adviser will seek to resolve the matter in the best interest of clients. In such a case, the Proxy Committee will generally vote the proxy based upon the recommendation of GL. If the Committee determines to resolve the conflict in a different manner, that approach will be documented.
Schroder Investment Management North America Inc.
Schroder Investment Management North America Ltd.
Environment, Social & Governance Policy
Schroders’ ESG Definition and Philosophy
Defining ESG integration
Looks at investment decisions in a wider context than traditional financial analysis and explicitly includes analysis of a range of risks and opportunities related to environmental, social and governance (ESG) drivers. In principle, this can lead to a more broad assessment of the environment in which companies operate and their performance in managing different stakeholders, giving a fuller understanding of future opportunities and risks than traditional fundamental analysis. In practice, its effectiveness in doing so hinges on how that integration is approached and implemented.
Schroders’ Philosophy
At Schroders we see ourselves as long-term stewards of our clients’ capital, and this philosophy leads us to focus on the long-term prospects for the assets in which we invest. It is central to our investment process to analyse each investment’s ability to create, sustain and protect value to ensure that it can deliver returns in line with our clients’ objectives. Where appropriate we also look to engage and to vote with the objective of improving performance in these areas.
We believe the responsibility of investors includes protecting the interests of our clients from the impacts of financial and non-financial risks. Assessing and engaging on ESG and sustainability is becoming more and more important to investment processes.
In our view ESG and industrial trends are intrinsically linked. Companies face competitive pressures from a wider range of sources, on a larger scale and at a faster pace than ever before. As the effects of structural industry changes grow, how companies are run and their abilities to adapt to changing pressures are becoming increasingly important.
The policies outlined in this document apply to investments across equities, fixed income and alternatives. They incorporate what we have learnt from over twenty years of integrating (ESG) analysis across asset classes and geographies. Given our commitment to ESG integration and the growing data supporting effective implementation, we expect our approaches to continue to evolve.
Our ESG Process:
Integration
We seek to integrate ESG considerations into our research and overall investment decisions across investment desks and asset classes. We recognise that different asset classes, portfolio strategies and investment universes require different lenses to most effectively strengthen decision making.
Our integration approach spans the breadth of the investment process, from identifying trends, analysing securities, constructing portfolios, through to engagement, voting and reporting.
We facilitate the integration of ESG into the overall investment processes through the following:
–	Our ESG analysts work with investment teams, which facilitate regular dialogue with our analysts and investors.
–	Our ESG analysts like our investment analysts have a sector focus. This enables them to gain a deep understanding of sector-specific ESG issues and in turn, work in tandem with our investment analysts and portfolio managers to identify and assess ESG risks and opportunities, as well as incorporate consideration of these factors into their company models where appropriate.
–	The ESG team provides ongoing training to investment analysts to ensure that all investment desks are aligned in their efforts to integrate ESG considerations into their analysis. The team also provides sector-specific ESG training and tailored training for individual investment teams upon request.
–	Our ESG specialists produce regular multi-sector and multi-region thematic research to ensure our investment analysts and investors keep abreast of the latest ESG trends, and how they can impact valuation and risk.
–	Our equity and fixed income analysts analyse relevant ESG risks and opportunities for securities under their coverage within their research notes. Our ESG specialists review research notes periodically to highlight where ESG analysis can be enhanced and to promote best practice.
–	Each quarter the ESG team screens desk portfolios against third-party ESG ratings from specialist ESG research providers and these ratings are distributed to investment desks. We do not believe that third-party ESG research views are the definitive view of a company’s ESG performance but it provides a catalyst for further research and discussions with the ESG team.
Sovereign Analysis
The social and environmental backdrop facing countries and their governments is changing quickly. As pressures become more acute, the financial importance of effectively managing social and environmental change is rising. Identifying and understanding relevant ESG issues and assessing how challenges are being met, help with our long term analysis of Sovereign risk.
The thematic research conducted by the ESG team feeds into this analysis. The ESG analysts also work with the Economics team seeking to quantify how these long term challenges may impact their regional forecasts.
Structured Credit and SPV Analysis
Consideration of ESG factors complements the assessment of the quality of the collateral and the sustainability of the cash flows. The factors include, but are not limited to, analysing the environmental or social benefits of the structured credit bonds and screening any exposure to originator or borrowers in the collateral pool without proper corporate governance. Positive examples are solar asset-backed bonds where the bond proceeds are used to lend to borrowers with solar panels, auto asset-backed bonds where the bond proceeds are used to build electric vehicles or commercial mortgage-backed bonds, where the bond proceeds are used to fund affordable housing projects.
Company Analysis
We believe that analysing exposure to and management of ESG factors, in addition to traditional financial analysis, will enhance our understanding of a company’s fair value and its ability to deliver long-term returns. As part of the overall process, we combine the perspectives of our portfolio managers, investment analysts, and ESG analysts to form a rounded view of each company and the issues it faces.
We pay particular focus to ensuring that stakeholder relationships across the board (suppliers, customers, employees, communities, the environment, regulators, fixed income and equity providers) are managed in a sustainable manner.
Company Engagement
Companies are at the centre of our framework and we monitor their abilities to navigate the social and environmental trends in their industries. Schroders firmly believe companies that are well governed, operate transparently, responsibly and sustainably will support the long-term health of the company and increase shareholder value.
Therefore, engagement with companies is a key part of our investment process as an active investor. It has the advantage of enhancing communication and understanding between companies and investors.
When engaging with companies our purpose is to either seek additional understanding or, where necessary, to seek change that will protect and enhance the value of investments for which we are responsible.
Our focus will be on issues material to the value of the company's shares or debt instruments. These may include, but are not limited to, business strategy, performance, financing and capital allocation, management, acquisitions and disposals, internal controls, risk management, the membership and composition of governing bodies/boards and committees, sustainability, governance, remuneration, environmental and social performance.
Our engagement activities combine the perspectives of our portfolio managers, fixed income and equity investment analysts and ESG specialists in order to form a rounded and deep opinion of each company and the issues it faces.
Intervention will generally begin with a process of enhancing our understanding of the company and helping the company to understand our position. The extent to which we would expect to effect change will depend on the specific situation, the amount that we own and where we sit in the capital structure.
We generally engage for one of three reasons:
1. To seek improvement in performance and processes in order to enhance and protect the value of our investments
2. To monitor developments in ESG practices, business strategy and financial performance within a company

3. To enhance our analysis of a company’s risks and opportunities
Our mechanism for engagement typically involves one of the following methods:
–	One-to-one meetings with company representatives (e.g. members of the Board including Board Committee chairs, senior executives, Investor Relations , managers of specialist areas such as a sustainability or environmental manager) either collaboratively with our investment analysts and portfolio managers, or focused ESG engagements undertaken by the ESG specialists;
–	Written correspondence;
–	Phone calls;
–	Discussions with company advisers and stakeholders;
–	Voting;
–	Collective engagement with other investors.
We prioritise our engagement activities based on the materiality of the issue and our exposure to the individual company, which is based on the absolute amount invested or percentage owned on an instrument. Our equity, fixed income and ESG teams work together to identify areas that warrant discussion with companies.
We proactively arrange meetings with any companies which we own that we see as ESG laggards. We also undertake reactive engagement as a result of any negative incident involving a company, in order to understand why it may have occurred, the actions the company is taking as a result, and what the current and future investment risks may be.
Our UK Stewardship Code Statement outlines our approach in this area in more detail for all of our international holdings and is publically available.
Stewardship
Effective and responsible active ownership has long been part of Schroders’ approach. It is essential to question and challenge companies about issues that we perceive may affect their value. As such, engagement and voting is integral to our investment process.
Share interests carry ownership rights and exercising those rights is an integral part of our overall investment process. The overriding principles in exercising these are to enhance returns for clients and to work in their best interests. Credit fixed income instruments less frequently have voting rights attached to them, but we will exercise the same processes in instances where these do arise.
Companies should act in the best interests of their owners, and must also have due regard for other stakeholders including lenders, employees, communities, customers, suppliers, regulators and the environment in order to have sustainable business models.
Our UK Stewardship Code Statement outlines our approach in this area in more detail for all of our international holdings and is publically available.
Voting Coverage
We recognise our responsibility to make considered use of voting rights. The overriding principle governing our approach to voting is to act in line with our fiduciary responsibilities in what we deem to be the interests of our clients.
We normally hope to support company management; however, we will withhold support or oppose management if we believe that it is in the best interests of our clients to do so.
We vote on a variety of resolutions issues; however the majority of resolutions target specific corporate governance issues which are required under local stock exchange listing requirements, including but not limited to: approval of directors, accepting reports and accounts, approval of incentive plans, capital allocation, reorganisations and mergers. We do vote on both shareholder and management resolutions.
Our Corporate Governance specialists assess resolutions, applying our voting policy and guidelines (as outlined in this Environmental, Social and Governance Policy) to each agenda item. These specialists draw on external research, such as the Investment Association’s Institutional Voting Information Services, the Institutional Shareholder Services (ISS), and public reporting.
Our own research is also integral to our process and this will be conducted by both our investment and ESG analysts. Corporate Governance specialists will consult with the relevant analysts and portfolio managers to seek their view and better understand the corporate context. The final decision will reflect what investors and Corporate Governance specialists believe to be in the best long term interest of their client. When voting, where there is insufficient information with which to make a voting decision we may not vote.
For certain investments (particularly those determined by quantitative processes) where holdings will generally be a small proportion of a company’s voting share capital, we will use a third party to determine and implement a vote on the grounds that the voting service will be more familiar with governance of those companies and we are comfortable that their voting policy is not inconsistent with our own.
In order to maintain the necessary flexibility to meet client needs, local offices of Schroders may determine a voting policy regarding the securities for which they are responsible, subject to agreement with clients as appropriate, and/or addressing local market issues. Both Japan and Australia have these.

Our UK Stewardship Code Statement outlines our approach in this area in more detail for all of our international holdings and is publically available.
Voting Operational
As active owners, we recognise our responsibility to make considered use of voting rights. It is therefore our policy to vote all shares at all meetings globally, except where there are restrictions that make it onerous or expensive to vote compared with the benefits of doing so (for example, share blocking practice whereby restrictions are placed on the trading of shares which are to be voted). In these cases we will generally not vote.
We use a third party service to process all proxy voting instructions electronically. We regularly review our arrangements with these providers and benchmark them against peers.
Voting Conflicts of Interest
Our UK Stewardship Code Statement outlines our approach in this area in more detail for all of our international holdings and is publically available.
Voting Client Choice/Delegating Authority
Given our focus on ESG integration and Stewardship with the aim of enhancing returns, we believe it is appropriate for clients to give voting discretion to Schroders.
Clients may elect to retain all or some discretion in relation to voting, engagement and/or corporate governance issues. In these cases we suggest such clients use an external voting service to vote their interests.
Disclosure
We believe transparency is an important feature of effective Stewardship.
We produce a public Quarterly Responsible Investment Report on our ESG activities over the period. We report on the total number of engagements, the companies engaged with and this is broken down by region, type and sector. We also highlight engagement case studies after these have come to a close, as it is our view that ongoing engagement is most effective on a confidential basis.
On a monthly basis, we publish a public voting report which details shareholder proposals for companies during the period and how the votes were cast, including votes against management and abstentions, along with the rationale behind these decisions.
As part of our reporting collateral, we also produce an Annual Responsible Investment Report. This provides additional details on our stewardship activities, our ESG integration efforts across asset classes, thematic research reports, detailed case studies, engagement progress, voting highlights, our shareholder resolution voting record, our involvement in industry initiatives and collaborative engagements.
All of these reports above are available on our website: http://www.schroders.com/responsibleinvestment.
Institutional clients receive a more specific report which includes their personal voting activity and more detailed information on the progress of company engagements that are ongoing.
Stock Lending
We do not currently Stock Lend.
Cluster Munitions
Schroders fully supports the international conventions on cluster munitions and anti-personnel mines (APM). Consistent with this, and in line with our commitment to responsible investment, we will not knowingly hold any security that derives revenue from or provides funding for cluster munitions or APMs.
Schroders will apply this policy to all Schroders funds that we directly manage. On occasion there may be additional securities recognised by clients or local governments; these will be added to the Schroders group exclusion list for those relevant jurisdictions or specific mandates. These are publically disclosed and available at the below link under Integrity.
http://www.schroders.com/en/about-us/corporate-responsibility/esg-at-schroders/
Screening
We recognise that many investors hold views that their investments should not be associated with companies engaging in specific activities. We implement a wide range of negative screens and exclusions according to specific ethical exclusion criteria requested by our clients. We draw on a number of different data sources to ensue that their views are reflected in the most accurate way possible.
Corporate Governance: Our Core Principles
The following pages set out the corporate governance principles that we consider when determining how to vote. All are subject to the overriding principles that we will vote and act to enhance returns for clients and act in the best interests of clients.
Strategy, Performance, Transparency and Integrity
Strategic Focus

Companies must produce adequate returns for shareholders over the long term. Companies must also have due regard for other stakeholders including lenders, employees, communities, customers, suppliers, regulators and the environment in order to have viable business models that create value over the long term.
If a company is not making or will not make returns above the cost of capital, it should improve performance or consider returning capital to shareholders in a tax-efficient manner.
Shareholders’ Interests
We will oppose any proposal or action which materially reduce or damage shareholders’ rights.
Major corporate changes or transactions that materially dilute the equity or erode the economic interests or ownership rights of existing shareholders should not be made without the approval of shareholders.
With the exception of those that could reasonably be deemed insignificant, any transactions with related parties should not be made without prior independent shareholder approval.
Shareholders should be given sufficient information about any voting proposal to allow them to make an informed judgement when exercising their voting rights.
Companies should provide secure methods of ownership of shares. Further, there should be no unreasonable restrictions on the transfer of shares.
Reporting
The annual report and accounts of companies should be properly prepared, in accordance with relevant accounting standards.
Companies must communicate clearly with investors. This obligation extends to producing quality accounts and communicating timely and relevant information. Transparency, prudence and integrity in the accounts of companies are factors which are highly valued by investors.
Auditors
Audits provide a valuable protection to investors across the capital spectrum and should ensure the integrity of accounts.
In order to provide objectivity and a robust assessment of the accounts, the auditors should be independent. Where independence is compromised or perceived as being compromised due to a conflict of interest, a firm’s suitability as auditor will be called into question.
Internal Controls
The level of risk a company faces and the way a company manages those risks can have a significant effect on a company’s value and viability. We understand and recognise that risks must be taken. However, risks must be recognised and managed. Linked to this, internal controls should be in place to ensure a company’s managers and board are aware of the state of the business.
Boards and Management
Status and Role
The boards (the term ‘boards’ as used in this document includes the governing bodies of corporations, however described (for example, ‘supervisory boards’)) of the companies in which our clients’ monies are invested should consider and review, amongst other things, the strategic direction, the quality of leadership and management, risk management, relationships with stakeholders, the internal controls, the operating performance and viability of those companies. Above all they should be focused on the long term sustainable generation of value.
Board members must be competent and have relevant expertise.
The board of directors, or supervisory board, (as an entity and each of its members as individuals) should be accountable to shareholders.
The discharge or indemnification of a board or management will not normally be supported where we are aware of outstanding issues or have concerns regarding that board or company.
Every member of the board should stand for re-election by shareholders no less than every three years.
Companies should disclose sufficient biographical information about directors to enable investors to make a reasonable assessment of the value they add to the company.
Board members should have enough time to devote to the role so that they can effectively discharge their duties. We will assess this on a case by case basis looking at the number of public, private and third sector roles that an individual is committed to.
Board Leadership
Our preference is for leadership of the board and leadership of the company to be separate. This reflects the important role the board plays in oversight and challenge of the senior management team. Where the Chairman and CEO are not separate there should be a Lead Independent Director identified to act an effective conduit for shareholders to raise issues.
Board Structure
Boards should consider the diversity and balance of the board:

–	The board should be balanced, such that no group dominates the board or supervisory body.
–	There should be a material number of genuinely independent non-executive directors on the board or supervisory body.
–	The board should recognise the benefits of diversity and seek to promote it within the board and the business.
Independent non-executives can give shareholders a degree of protection and assurance by ensuring that no individual or non-independent grouping has unfettered powers or dominant authority. Independence is assessed on a case by case basis, but generally after nine years we will generally no longer classify board members as independent. However, the issue of independence is not, of itself, a measure of an individual’s value or ability to contribute as a board member.
Board Performance
The process for selecting and retaining board members should be transparent, robust and rigorous and ensure that the make up of the board remains appropriate and dynamic, with a particular emphasis on individuals with business success.
Boards should regularly undertake a review of their performance. A review of performance must not be an academic exercise. Any review should seek to consider the performance of individuals and the board as a whole. It will also be appropriate to ensure that the skills in the boardroom are appropriate given the future strategic direction of the company.
Any issues identified should be resolved through, if necessary, operational changes or changes of personnel. We advocate an ongoing process of board refreshment. A variety of tenures will ensure that different perspectives are brought to discussions and ensure orderly succession.
We will oppose directors and may seek their replacement where the leadership of an organisation is not sufficiently objective or robust in reviewing performance.
Committees
Boards should appoint an audit committee and a remuneration committee, ideally with a majority of independent non-executive board members.
Succession Planning and Diversity
The success of a company will be determined by the quality and success of its people, in particular the senior leadership team. Boards should develop short, medium and long term succession plans for senior management and keep these updated. The internal pipeline of talent should be monitored and benchmarked on a regulator basis. We expect this pipeline to be a diverse one.
Boards have an important role in assessing management’s performance and holding them to account. It is important that companies which fail to achieve a satisfactory level of performance should review the performance of senior executives. It is an inevitable part of any organisation that there will be changes of staff – people might not have, or no longer have, the right skills, abilities or attitude to properly and successfully fulfil or continue in their role. This applies at all levels in an organisation.
It is equally important that boards ensure that companies are managed to achieve long term success. Boards need to consider the implications of strategy in this light and discuss the impact of decisions on timeframes beyond a single CEO’s tenure.
CAPITAL
Efficient Use of Capital
Companies should earn a return on capital that exceeds the company’s weighted average cost of capital.
Companies should have efficient balance sheets that minimise the cost of capital, with an appropriate level of gearing which recognises the significant risks attaching to debt across the cycle.
Where companies cannot or will not use capital efficiently, they should consider returning the capital to shareholders: the capital may then be allocated to investments earning an appropriate return.
Capital should not be used for value-destroying acquisitions.
Issuing Shares
Companies should not propose general authorities to allow unlimited or substantial capital authorisations or blank cheque preferred stock.
The creation of different classes of equity share capital must be fully justified.
Pre-emption Rights
Pre-emption rights are a key investor protection measure. For our UK holdings we ask that companies follow the Statement of Principles issued by the Pre-emption Group.
We recognise that in some instances it is appropriate for companies to have a certain amount of flexibility to issue shares for cash without offering them first to shareholders on a pre-emptive basis.
Accordingly, authorities to issue shares non-pre-emptively should not exceed recognised market guidelines or practice or, in the absence of guidelines or a recognised practice, an overall limit of 10%.

We will consider powers to issue shares on a non-pre-emptive basis in excess of these limits, where a company can provide a reasoned case that the issue of shares on a non-pre-emptive basis (whether directly or, for example, through the issue of convertible bonds or warrants or for vendor placings) would be in the best interests of existing shareholders.
Share Voting Rights
Companies should provide strong arguments to justify the introduction or maintenance of equity shares with special voting rights, golden shares or other split capital structures.
Executive Remuneration
In considering the pay arrangements of senior executives at companies, we are concerned with the structure of total compensation and to ensure that potential rewards are aligned with shareholder interests.
We recognise the value of high-calibre executives and note that in order to hire the best individuals, it is necessary for companies to pay at levels which allow them to compete in the market to recruit successful executives. However, the existence of this effect does not justify unwarranted transfers of value to executives. It follows that where individuals have failed, their continuation in the role should be reviewed and, if necessary, they should be removed.
In formulating proposals remuneration committees and boards should, in particular:
–	Avoid creating arrangements or policies that could result in excessive dilution of shareholders’ interests or create excessive or unwarranted costs. It is expected that average dilution through the commitment to issue shares to directors, executives and employees would not exceed 1% per year;
–	Link significant elements of total remuneration to genuine performance and in particular focused on the achievement of above average performance;
–	Encourage significant share ownership amongst the executive team and look to widen share ownership throughout the organisation;
–	Avoid arrangements that would encourage the destruction of shareholder value;
–	Achieve an appropriate balance between long- and short-term elements of pay, with an emphasis on reward for sustainable longer-term performance;
–	Avoid service contracts and provisions providing compensatory arrangements in excess of one year, except following appointment where for a limited time a longer period may be acceptable;
–	Appoint remuneration committees consisting of independent non-executive directors. These committees should be responsible for determining and recommending to the board the pay policies in respect of executive directors and senior managers;
–	Not re-price, adjust, or otherwise amend stock options and awards;
–	Use financial and ESG metrics for measuring executive performance which focus on outcomes rather than inputs to potential corporate performance;
–	Avoid complex scorecards of numerous performance measures, thereby diluting a focus on long term success for the company and shareholders;
ENVIRONMENTAL AND SOCIAL PERFORMANCE AND RESOLUTIONS
We examine E&S performance and resolutions on a case by case basis according to the following framework.
1. Materiality
We view ESG practices as a proxy for management quality. We will focus on issues that are relevant to a company within the context of its sector and its relationship with stakeholders which enable a company to maintain its licence to operate.
2. Transparency
As investors we support transparency as this helps us to better understand how companies are identifying and managing the ESG issues that impact their business.
3. Asymmetric knowledge
As active owners, we engage with companies to promote good environmental and social practices. However, we recognise that beyond the broad management systems and ESG issues, it is the company that has the day-to-day operational knowledge and expertise to manage these issues. We do not intend to micro-manage companies, but rather provide oversight and guidance on ESG practices.
4. Alignment with evolving ESG best practice
Through our voting and engagement we encourage companies to move towards ESG best practice, whilst acknowledging sector and individual company differences.
5. Evidence of policy implementation and progress

Whilst transparency is key, we want re-assurance that the policies and practices published by companies are being implemented effectively. We want to see evidence of progress on mitigating ESG risks.
6. Responsible conduct
Whilst we encourage companies to move towards best practice we accept that with large, multinational companies there are occasionally E&S related controversies. Where these do occur, we seek evidence that the company has understood the cause of the issue and has been pro-active in strengthening its management systems to ensure that probability of future controversies has been minimised.
OTHER ISSUES
Takeover Bids
Takeovers are an important part of an efficient market. However, takeovers do not always create value for shareholders. Accordingly, each case will be judged on its merits. Factors considered will include the quality of a company’s management, the long-term prospects for the company’s share price and investors and, ultimately, whether the price offered should be accepted in the best interests of our clients.
Poison Pills and Takeover Defences
Poison pill arrangements, takeover defences or other equivalent arrangements have as their purpose the benefit of management rather than the owners of the company and are frequently contrary to shareholder interests. Such arrangements should not be introduced and existing arrangements that have been put in place should be removed.
Company Constitutions
The documents defining the constitution of a company are key documents providing protection to the interests of shareowners. Any changes to these documents should be clearly justified.

Systematic Financial Management, L.P.
Proxy Voting Disclosure
Clients may delegate proxy voting authority over their account to Systematic in their investment management agreement or investment guidelines, or by other written direction to Systematic. Upon such delegation of proxy voting authority, Systematic will notify both its independent proxy-voting agent (“agent”) and the client’s custodian that Systematic’s agent will vote on behalf of Systematic for that client’s account. Systematic will also provide the client’s custodian with the appropriate instructions for delivery of proxy ballots for the client’s account. Systematic clients may revoke Systematic’s voting authority by providing written notice to Systematic
As stated above, Systematic has retained an independent proxy-voting agent (“agent”), and Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting guidelines provides independent guidelines for voting proxies and is designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Systematic may have to interpret how to vote proxies in cases where Systematic has a conflict of interest or the appearance of a conflict of interest.
Although under normal circumstances Systematic is not expected to exercise its voting discretion or to override the agent’s recommendation, Systematic’s Proxy Voting Committee will monitor any situation where Systematic believes it has a material conflict of interest, or where Systematic wishes to exercise its discretion or more closely review a particular matter. In these situations, the Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved with such determination being based in the Committee’s determination of what is in the best interests of Systematic’s clients. Systematic uses consensus decisions when voting an issue and does not allow Portfolio Managers to vote proxies independently. Systematic’s Chief Compliance Officer (CCO) must approve any decision made on such vote prior to the vote being cast. In approving any such decision, the CCO will use his or her best judgment to ensure that the spirit of Systematic’s proxy voting guidelines is being followed. Systematic will maintain documentation of any such voting decision.
The agent has policies and procedures in place to mitigate potential conflicts of interest. The agent is obligated to notify Systematic, in advance of voting any proxies, in specific situations where it may have a material conflict of interest with a company whose proxy it is responsible for voting on behalf of a Systematic client. If this situation occurs, the agent will follow its procedures regarding conflicts of interest and Systematic will follow the same procedures it does for situations where it has a material conflict of interest, as described above.
Systematic maintains five sets of proxy voting guidelines: one based on AFL-CIO polices for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans, another for Catholic or other faith-based entities and the fifth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish be used to vote their account’s proxies. In instances where the client does not select a voting policy, Systematic would typically apply the General Proxy Voting Policy when voting on behalf of the client. Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation: proxies issued by companies that the firm has decided to sell, proxies issued for securities that the firm did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.
Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action). Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not forwarded in a timely manner by a custodian, or ballots that were not received by Systematic from its proxy voting vendor on a timely basis.
Share Blocking
In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.
Systematic maintains written Proxy Voting Policies and Procedures as required by Rule 206(4)-6 under the Investment Advisers Act. These policies and procedures, in addition to how Systematic voted proxies for securities held in your account(s), are available upon request.

Thompson, Siegel & Walmsley LLC
Proxy Voting Policy
Thompson, Siegel & Walmsley LLC (TSW) acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies. TSW has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interest of our clients on a best efforts basis. TSW recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”). TSW has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. TSW has retained the services of Institutional Shareholder Services (ISS). ISS is a Registered Investment Adviser under the Investment Advisers Act of 1940. As a leading provider of proxy voting and corporate governance services with 20+ years of experience, ISS serves more than 1,700 institutions. ISS’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide. ISS provides TSW proxy proposal research and voting recommendations and votes accounts on TSW’s behalf under the guidance of ISS’s standard voting guidelines which include:
•	Operational Issues
•	Corporate Responsibility
•	Board of Directors
•	Consumer Issues and Public Safety
•	Proxy Contests
•	Environment and Energy
•	Anti-takeover Defenses and Voting Related Issues
•	General Corporate Issues
•	Mergers and Corporate Restructurings
•	Labor Standards and Human Rights
•	State of Incorporation
•	Military Business
•	Capital Structure
•	Workplace Diversity
•	Executive & Director Compensation
•	Mutual Fund Proxies
•	Equity Compensation Plans
•	Specific Treatment of Certain Award Types in Equity Plan Evaluations
•	Other Compensation Proposals & Policies
•	Shareholder Proposals on Compensation
TSW’s proxy coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TSW’s general policy regarding the voting of proxies is as follows:
Proxy Voting Guidelines:
Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.
Occasionally, ISS may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TSW will receive and act upon the client’s specific instructions regarding proxy proposals. TSW reserves the right to vote against any proposals motivated by political, ethical or social concerns. TSW and ISS will examine each issue solely from an economic perspective.
A complete summary of ISS’s voting guidelines, domestic & foreign, are available at: http://www.issgovernance.com/policy.
Conflicts of Interest:
Occasions may arise during the voting process in which the best interests of the clients conflicts with TSW’s interests. Conflicts of interest generally include (i) business relationships where TSW has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TSW has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TSW determines that a material conflict of interest exists, TSW will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.
Proxy Voting Process:
Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TSW retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.
The Proxy Coordinator will monitor the voting process at ISS via Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.
For proxies not received at ISS, TSW and ISS will make a best efforts attempt to receive ballots from the clients’ custodian.
TSW will be responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring.
Order Implementation Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email. TSW has the ability to override vote instructions, and the Order Implementation Manager will consult with TSW’s Investment Policy Committee or product managers in these types of situations.
All proxies are voted solely in the best interest of clients.
Proactive communication takes place via regular meetings with ISS’s Client Relations Team.
Practical Limitations Relating to Proxy Voting:
While TSW uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for TSW to do so. Identifiable circumstances include:
Limited Value: TSW may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder.
Unjustifiable Cost: TSW may abstain from voting when the costs of or disadvantages resulting from voting, in TSW’s judgment, outweigh the economic benefits of voting.
Securities Lending: Certain of TSW’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because TSW generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and TSW may not be able fully to reconcile the securities held at record date with the securities actually voted.
Failure to Receive Proxy Statements: TSW may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.
Proxy Voting Records & Reports:
The proxy information is maintained by ISS on TSW’s behalf and includes the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision. TSW’s Proxy Coordinator coordinates retrieval and report production as required or requested.
Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TSW voted on securities held is available free of charge upon request from our clients or by calling us toll free at (800) 697-1056.

Torray LLC
PROXY VOTING POLICY AND PROCEDURES
GOVERNING STANDARDS
This Proxy Voting Policy and Procedures (the “Policy”) has been adopted by Torray LLC (“Torray”) to comply with Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”). The Policy, which has been designed to ensure that Torray votes proxies in the best interest of its clients and provides clients with information about how their proxies are voted, contains procedures that have been reasonably designed to prevent and detect fraudulent, deceptive or manipulative acts by Torray and its advisory affiliates.1
LEGAL REQUIREMENTS
The Rule states that it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless the adviser:
(a)	Adopts and implements written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between its interests and those of its clients;
(b)	Discloses to clients how they may obtain information from the adviser about how it voted with respect to their securities; and
(c)	Describes to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
In accordance with their obligations under the Rule, Torray has designed and adopted the following procedures to ensure that client proxies are voted in the best interest of clients at all times.
POLICY
The Policy applies to those client accounts that contain voting securities and for which Torray has authority to vote client proxies. The Policy will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.
When voting proxies for client accounts, Torray’s primary objective is to make voting decisions in the interest of maximizing shareholder value. To that end, Torray will vote in a way that it believes, consistent with its fiduciary duty, will cause the issue to increase the most or decline the least in value. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.
In certain situations, a client or its fiduciary may provide Torray with a statement of proxy voting policy or guidelines. In these situations, Torray shall seek to comply with such policy or guidelines to the extent that it would not be inconsistent with applicable regulation or its fiduciary responsibilities.
PROCEDURES
A.	Torray votes proxies for all clients, unless the client has explicitly reserved proxy voting authority. Torray will maintain a list of all clients for which it does not vote proxies. The list will be maintained electronically and updated by an individual delegated by Torray’s Chief Compliance Officer (“CCO”) on an as-needed basis.
B.	Torray shall ensure that it is the designated party to receive proxy voting materials from companies or intermediaries. Such entities shall be instructed to direct all proxy voting materials to Torray’s CCO or delegated individual.
C.	Torray subscribes to the Broadridge Proxy Edge® service. This browser-based proxy voting system automates the physical paper handling and detailed recordkeeping needs of Torray’s proxy voting function.
D.	Proxy Edge® informs Torray of when it is required to vote a particular proxy on behalf of its clients. However, Torray retains all decision making authority with respect to the voting of client proxies and casts such proxy votes in an electronic format via the Internet over Proxy Edge’s® website.
E.	Torray’s CCO or delegated individual will provide all proxy solicitation information and materials to the appropriate investment personnel of Torray (i.e., portfolio managers, analysts, etc.) for their review and consideration.
F.	In general, Torray shall support management if management’s position appears reasonable and is not detrimental to the long-term equity ownership of the corporation. This procedure should not be interpreted as a predetermined policy to vote in favor of the management of companies held in client portfolios. As noted by the SEC in Advisers Act Release No. 2106, the fiduciary duty that Torray owes its clients prohibits the adoption of a policy to enter default proxy votes in favor of management. Thus, Torray shall review all client proxies in accordance with the general principles outlined above.
G.	If Torray finds that, for a particular security, management’s position on resolutions cannot be supported consistently, Torray shall review the quality of management and the projected future expectations of the issuer to determine whether Torray should sell its equity interest in such company.
H.	Torray’s investment personnel shall be responsible for making voting decisions with respect to all client proxies. Such decisions shall then be forwarded to Torray’s CCO or delegated individual, who will then ensure that such proxy votes are submitted in a timely manner.
I.	Torray’s CCO may delegate the actual voting of client proxies to any of Torray’s employees who are familiar with Broadridge’s Proxy Edge® service.
J.	Torray is not required to vote every client proxy and refraining from voting should not be construed as a violation of Torray’s fiduciary obligations. Torray shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (e.g., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL. Additional examples where Torray may not vote on a particular proxy include: (1) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a client account; (2) the terms of an applicable securities lending agreement prevent Torray from voting with respect to a loaned security; 3) despite reasonable efforts, Torray receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; (4) the terms of the security or any related agreement or applicable law preclude Torray from voting; or (5) the terms of an applicable advisory agreement reserve voting authority to the client or another party.
K.	Torray’s CFO shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which Torray believes it may be in its clients’ best interest for Torray not to vote a particular proxy. Torray’s CCO shall maintain documentation of any cost-benefit analysis with respect to client proxies that are not voted by Torray.
L.	Torray’s CCO will report any attempts by any of Torray personnel to influence the voting of client proxies in a manner that is inconsistent with Torray’s Policy. Such report shall be made to a member of the senior management team.
MATERIAL CONFLICTS OF INTEREST
A.	General: As noted previously, Torray will vote its clients’ proxies in the best interest of its clients and not its own. In voting client proxies, Torray shall avoid material conflicts of interest between the interests of Torray on the one hand and the interests of its clients on the other.
B.	Potential Material Conflicts of Interest: Torray is aware of the following potential material conflicts that could affect Torray’s proxy voting process in the future. It should be noted that these potential conflicts have been listed for informational purposes only and do not include all of the potential conflicts of interest that an adviser might face in voting client proxies. Torray acknowledges that the existence of a relationship of the types discussed below, even in the absence of any active efforts to solicit or influence Torray with respect to a proxy vote related to such relationship, is sufficient for a material conflict to exist.
•	Example Conflict No. 1: A client of Torray is affiliated with an issuer that is held in Torray’s client portfolios. For example, XYZ’s pension fund may engage Torray to manage its assets. XYZ is a public company and Torray’s clients hold shares of XYZ. This type of relationship may influence Torray to vote with management on proxies to gain favor with management. Such favor may influence XYZ’s decision to continue to engage Torray.
•	Example Conflict No. 2: A client of Torray is an officer or director of an issuer that is held in Torray’s client portfolios. Similar conflicts of interest exist in this relationship as discussed above in Example Conflict No. 1.
•	Example Conflict No. 3: Torray’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a Torray employee may be a high-level executive of an issuer that is held in Torray’s Funds. The spouse could attempt to influence Torray to vote in favor of management.
C.	Determining the Materiality of Conflicts of Interest: Determinations as to whether a conflict of interest is material will be made after internal discussion among senior management and the CCO. Where senior management or the CCO has a direct connection to the conflict in question, that person will be recused from the materiality discussion. Among the factors to be considered in determining the materiality of a conflict include whether the relevant client relationship accounts for a significant percentage of Torray’s annual revenues, or the percentage of Torray’s assets that is invested with a particular issuer. Materiality determinations are fact based, and will depend on the details of a particular situation. Whether a particular conflict of interest is deemed material will be based on the likelihood that the conflict might cause a proxy to be voted in a manner that was not in the best interests of Torray’s clients. All materiality deliberations will be memorialized in writing by the committee.
If the CCO and senior management determine that the conflict in question is not material, Torray will vote the proxy in accordance with the policies stated herein. If a material conflict may exist which cannot be otherwise addressed, Torray may choose one of several options including: (1) voting in accordance with the Proxy Procedures, if it involves little or no discretion; (2) voting as recommended by a third party service, if employed by Torray; (3) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Torray clients; (4) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (6) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.
RECORDKEEPING
A.	General: In accordance with Rule 204-2(c)(2) under the Advisers Act, Torray shall maintain the following documents in an easily accessible place for five years, the first two in an appropriate office of Torray:
•	Proxy voting policies and procedures;
•	Proxy statements received regarding client securities;
•	Records of votes cast on behalf of clients;
•	Records of client requests for proxy voting information; and
•	Any documents prepared by Torray that were material to making a decision how to vote, or that memorialized the basis for the decision.
In lieu of maintaining its own copies of proxy statements as noted above, Torray may rely on proxy statements filed on the SEC’s EDGAR system See https://www.sec.gov/fast-answers/answersproxyhtfhtm.html).Additionally, Torray may rely on proxy statements and records of proxy votes cast by Torray that are maintained with a third party, such as Broadridge.
All proxy votes will be recorded with Broadridge, or if Broadridge does not hold the information, on the Proxy Voting Record or in another suitable place. In either case, the following information will be maintained:
•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security;
•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;
•	The shareholder meeting date;
•	The number of shares Torray is voting on a firm-wide basis;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether or not Torray cast its votes on the matter;
•	How Torray cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
•	Whether Torray cast its vote with or against management; and
•	Whether any client requested an alternative vote on its proxy.
B.	Conflicting Votes: In the event that Torray votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires Torray to vote a certain way on an issue, while Torray deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.
C.	Client Request to Review Votes: Any request, whether written (including e-mail) or oral, received by any of Torray’s employees, must be promptly reported to Torray’s CCO. All written requests and responses to requests must be retained in Torray’s proxy voting file. The following additional procedures shall be followed with respect to a client request to review proxy voting information:
Torray’s CCO shall record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a designated log in the firm’s proxy voting file.
Torray shall provide the information requested, free of charge, to the client within a reasonable time period (no more than 10 business days) for their review. Clients are permitted to request, and Torray is required to distribute, the proxy voting record for such client for the five (5) year period prior to their request.
Updated February, 2017

1 A firm’s advisory affiliates are defined in this Policy to include: 1) all officers, partners, directors (or any person performing similar functions); 2) all persons directly or indirectly controlling or controlled by the adviser; and 3) all current employees.

Transamerica Asset Management, Inc.
Proxy Voting Policies and Procedures (“TAM Proxy Policy”)
I. Purpose
The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.
II. TAM’s Advisory Activities
TAM acts as investment adviser to Transamerica Funds., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, and Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).
III. Summary of the TAM Proxy Policy
TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Glass, Lewis & Co., LLC. (“Glass Lewis”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.
IV. Delegation of Proxy Voting Authority to Sub-Advisers
TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).
V. Administration, Review and Submission to Board of Sub-Adviser Proxy Policies
A. Appointment of Proxy Administrator
TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).
B. Initial Review
1. The Proxy Administrator will collect from each Sub-Adviser:
a)	its Sub-Adviser Proxy Policy;
b)	a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and
c)	a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.
2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:
a)	whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;
b)	whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and
c)	whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).
3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.
4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.
5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.
C. Subsequent Review
TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.
D. Record of Proxy Votes Exercised by Sub-Adviser
The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as Glass Lewis), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as Glass Lewis), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
VI. TAM Exercise of Proxy Voting Authority
A. Use of Independent Third Party
If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of Glass Lewis or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.
B. Conflict with View of Independent Third Party
If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.
C. Asset Allocation Portfolios
For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.
VII. Conflicts of Interest Between TAM or Its Affiliates and the Funds
The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
VIII. Recordkeeping
A. Records Generally Maintained
In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:
1.	the TAM Proxy Voting Policy; and
2.	records of Fund client requests for TAM proxy voting information.
B. Records for TAM Exercise of Proxy Voting Authority
In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:
1.	proxy statements received regarding matters it has voted on behalf of Fund clients;
2.	records of votes cast by TAM; and
3.	copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.
If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
C. Records Pertaining to Sub-Adviser Proxy Policies
The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:
1.	each Sub-Adviser Proxy Policy; and
2.	the materials delineated in Article V above.
If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
D. Time Periods for Record Retention
All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.
IX. Provision of TAM Proxy Policy to Fund Clients
The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.
Last Revised: July 1, 2012

Wellington Management Company LLP
Global Proxy Voting Guidelines
Introduction
Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.
Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.
Voting Guidelines
Composition and Role of the Board of Directors
•	Election of Directors: Case-by-Case
We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.
•	Classify Board of Directors: Against
We will also vote in favor of shareholder proposals seeking to declassify boards.
•	Adopt Director Tenure/Retirement Age (SP): Against
•	Adopt Director & Officer Indemnification: For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.
•	Allow Special Interest Representation to Board (SP): Against
•	Require Board Independence: For
We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.
•	Require Key Board Committees to be Independent. For
Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.
•	Require a Separation of Chair and CEO or Require a Lead Director (SP): Case-by-Case
We will generally support management proposals to separate the Chair and CEO or establish a Lead Director.
•	Approve Directors’ Fees: For
•	Approve Bonuses for Retiring Directors: Case-by-Case
•	Elect Supervisory Board/Corporate Assembly: For
•	Elect/Establish Board Committee: For
•	Adopt Shareholder Access/Majority Vote on Election of Directors (SP): Case-by-Case

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.
Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.
Management Compensation
•	Adopt/Amend Stock Option Plans: Case-by-Case
•	Adopt/Amend Employee Stock Purchase Plans: For
•	Approve/Amend Bonus Plans: Case-by-Case
In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.
•	Approve Remuneration Policy: Case-by-Case
•	To approve compensation packages for named executive Officers: Case-by-Case
•	To determine whether the compensation vote will occur every1, 2 or 3 years: 1 Year
•	Exchange Underwater Options: Case-by-Case
We may support value-neutral exchanges in which senior management is ineligible to participate.
•	Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case
We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.
•	To approve golden parachute arrangements in connection with certain corporate transactions: Case-by-Case
•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): Case-by-Case
We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
•	Expense Future Stock Options (SP): For
•	Shareholder Approval of All Stock Option Plans (SP): For
•	Disclose All Executive Compensation (SP): For
Reporting of Results
•	Approve Financial Statements: For
•	Set Dividends and Allocate Profits: For
•	Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case
We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.
•	Ratify Selection of Auditors and Set Their Fees: Case-by-Case
We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.
•	Elect Statutory Auditors: Case-by-Case
•	Shareholder Approval of Auditors (SP): For

Shareholder Voting Rights
•	Adopt Cumulative Voting (SP): Against
We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.
•	Shareholder Rights Plans: Case-by-Case
Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.
We generally support plans that include:
•	Shareholder approval requirement
•	Sunset provision
•	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).
•	Authorize Blank Check Preferred Stock: Case-by-Case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.
•	Eliminate Right to Call a Special Meeting: Against
•	Establish Right to Call a Special Meeting or Lower Ownership Threshold to Call a Special Meeting (SP): Case-by-Case
•	Increase Supermajority Vote Requirement: Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
•	Adopt Anti-Greenmail Provision: For
•	Adopt Confidential Voting (SP): Case-by-Case
We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.
•	Remove Right to Act by Written Consent: Against
Capital Structure
•	Increase Authorized Common Stock: Case-by-Case
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.
•	Approve Merger or Acquisition: Case-by-Case
•	Approve Technical Amendments to Charter: Case-by-Case
•	Opt Out of State Takeover Statutes: For
•	Authorize Share Repurchase: For
•	Authorize Trade in Company Stock: For
•	Approve Stock Splits: Case-by-Case
We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.
•	Approve Recapitalization/Restructuring: Case-by-Case
•	Issue Stock with or without Preemptive Rights: Case-by-Case
•	Issue Debt Instruments: Case-by-Case

Environmental and Social Issues
We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis.
•	Disclose Political and PAC Gifts (SP): Case-by-Case
•	Report on Sustainability (SP): Case-by-Case
Miscellaneous
•	Approve Other Business: Against
•	Approve Reincorporation: Case-by-Case
•	Approve Third-Party Transactions: Case-by-Case
Dated: March 8, 2012
Global Proxy Policy and Procedures
Introduction
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.
Statement of Policy
Wellington Management:
1.	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2.	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.
3.	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
Responsibility and Oversight
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.
Procedures
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.
•	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes: Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
Additional Information: Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.
Dated: November 2016
Western Asset Management Company
Proxy Voting Policies and Procedures
BACKGROUND
An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy
As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.
While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).
In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.
Procedure
Responsibility and Oversight
The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority
The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.
Proxy Gathering
Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.
Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:
a. Proxies are reviewed to determine accounts impacted.
b. Impacted accounts are checked to confirm Western Asset voting authority.
c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)
d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.
f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
Timing
Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping
Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
•	A copy of Western Asset’s policies and procedures.
•	Copies of proxy statements received regarding client securities.
•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
•	A proxy log including:
•	Issuer name;
•	Exchange ticker symbol of the issuer’s shares to be voted;
•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
•	Whether a vote was cast on the matter;
•	A record of how the vote was cast; and
•	Whether the vote was cast for or against the recommendation of the issuer’s management team.
Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.
Disclosure
Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.
Conflicts of Interest
All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:
•	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
•	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.
Voting Guidelines
Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.
Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.
I. Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:
•	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
•	Votes are cast on a case-by-case basis in contested elections of directors.
Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
•	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.
Matters relating to Capitalization
The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
•	Western Asset votes for proposals relating to the authorization of additional common stock.
•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
•	Western Asset votes for proposals authorizing share repurchase programs.
Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions
Western Asset votes these issues on a case-by-case basis on board-approved transactions.
Matters relating to Anti-Takeover Measures
Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:
•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
Other Business Matters
Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.
II. Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.
III. Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
•	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.
IV. Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
•	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
•	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
Retirement Accounts
For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.
In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Appendix B – Portfolio Managers
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the applicable adviser or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end, except as otherwise noted.
Advent Capital Management, LLC (“Advent”)

Transamerica Event Driven
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Odell Lambroza	1	$111.1 million	1	$30.8 million	0	$0
Tracy V. Maitland	4	$1.11 billion	1	$165 million	453	$5.1 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Odell Lambroza	0	$0	1	$30.8 million	0	$0
Tracy V. Maitland	0	$0	1	$165 million	0	$0
Conflicts of Interest
Each of the portfolio managers is also responsible for managing other accounts in addition to the fund (collectively, “Other Accounts”), including other accounts of Advent, or its affiliates. Other Accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, other institutional investors and high net-worth individuals; wrap accounts for high net worth individuals and other investors; SEC-registered open-end and closed-end investment companies; private investment companies (e.g., “hedge funds”) relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act; non-U.S. investment funds including but not limited to UCITS (Undertakings for Collective Investment in Securities) organized in Europe; and accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Personal Accounts”). Management of Other Accounts in addition to the fund can present certain potential conflicts of interest, as described below.
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the fund, on the one hand, and the management of Other Accounts, on the other. The Other Accounts might have similar investment objectives or strategies as the fund, or otherwise hold, purchase, or sell investments that are eligible to be held, purchased or sold by the fund. Because of their positions with the fund, the portfolio managers know the size, timing and possible market impact of the fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the fund.
A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of Other Accounts (including Personal Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the fund and Other Accounts, but may not be available in sufficient quantities for both the fund and the Other Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the fund and an Other Account.
In addition, different investment guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. Advent will not necessarily purchase or sell the same investments at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different strategies, or different risk tolerances. Personal investments by Advent personnel can present potential conflicts of interest. Advent personnel, certain friends or family members of Advent personnel, and certain individuals employed by or associated with certain service providers of Advent or its clients may invest alongside one or more clients through a separate entity related to Advent that can make investments simultaneous with and on the same terms as other clients. Advent personnel may buy and sell securities or other investments for their own accounts (including through clients managed by Advent). As a result of differing investment guidelines and limitations, or for other reasons, some positions may be taken by Advent personnel that are the same as, different from or made at different times than, positions taken for a client. For the same or different reasons, Advent personnel may invest in public or private companies, private equity funds, private venture capital funds, hedge funds, real estate funds, mutual funds and other investments. As a result, although Advent manages numerous accounts and/or portfolios with similar or identical investment objectives or investment strategies, or may manage accounts with different objectives that trade in the same investments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Generally speaking, the Advent portfolio managers who implement long-only investment strategies for clients (collectively, “Fixed Fee Accounts”) are different from the portfolio managers and traders who implement hedged investment strategies for clients (collectively, “Performance Fee Accounts”). A small number of portfolio managers (including certain of the fund’s portfolio managers) direct or participate in investment decision-making for both Fixed Fee Accounts and Performance Fee Accounts. Advent’s research, trading and portfolio management personnel work in the same physical space (whether in New York or London) and have full access to all holdings and pending trades of Fixed Fee Accounts and Performance Fee Accounts through the Bloomberg order management system. Fixed Fee Accounts are charged an asset-based fee and most do not pay a performance-based fee, while Performance Fee Accounts are charged a performance-based fee in addition to an asset-based fee. The payment of a performance-based fee by Performance Fee Accounts could create an incentive for Advent to preferentially allocate more favorable investment opportunities to Performance Fee Accounts, to the detriment of Fixed Fee Accounts, which in almost all cases pay only an asset-based fee.
Advent seeks to mitigate these potential conflicts through implementation of its Code of Ethics and other compliance policies and procedures to ensure compliance with its fiduciary obligations, the federal securities laws and other applicable laws and regulations. The Code of Ethics states that Advent is a fiduciary to its clients, and requires that Advent and Advent personnel adhere to specific fiduciary obligations, carry out high standards of ethical behavior and act at all times with integrity, honesty, and professionalism. Advent personnel must be sensitive to situations that may give rise to an actual or apparent conflict with the interests of a client. Advent personnel are required to put the interests of each client above their own personal or professional interests in carrying out their responsibilities at Advent. In seeking to avoid and attempt to mitigate potential conflicts of interest in the management of the fund and Other Accounts, the Code of Ethics imposes the following requirements, standards or limitations (among others) on portfolio managers in order to avoid and attempt to mitigate material conflicts of interest that may arise in the management of the fund and Other Accounts:
•	Act solely for the benefit of each client with undivided loyalty and to place the client’s interests above their own interests;
•	Deal fairly and equitably with clients;
•	Not favor one client over another client;
•	Adhere to each client’s investment guidelines, restrictions and risk constraints;
•	Avoid or seek to mitigate conflicts of interest; and
•	Allocate in a fair and equitable manner among all clients all investment advisory recommendations and all aggregated orders for multiple clients (“aggregated orders”) for the purchase or sale of securities.
Advent will place an order for the purchase or sale of securities or other investments for a client based on Advent’s determination of the suitability of that investment decision for the client and its consistency with applicable law. Advent will aggregate orders for multiple clients when it expects that such aggregation (1) will result in best execution of the order for each participating client and (2) is reasonably practicable and appropriate under the facts and circumstances. Portfolio managers must consider on a pre-trade basis whether to create or participate in an aggregated order rather than execute a transaction through one or more individual orders. Advent expects there may be facts and circumstances under which it may be reasonable and/or necessary for a security to be transacted multiple times during a single trade date for single or multiple clients, in some cases through one or more individual orders, in other cases as part of one or more aggregated orders, and in still other cases through a combination of individual orders and aggregated orders. This may be due to the types of clients accounts, differences in the timing of investment decisions for different clients throughout a trading day, different client needs for speed of execution versus the minimization of brokerage fees, the occurrence of news events involving the issuer of the security that have different investment implications for clients with different investment guidelines, and for other reasons making use of a single aggregated order impracticable and/or inappropriate under the facts and circumstances or inconsistent with best execution. Finally, under its Code of Ethics, Advent personnel are prohibited from effecting the following securities transactions in connection with their personal investments: buying or selling public securities of any issuer while in possession of material nonpublic information about the issuer or its securities; buying securities in an initial public offering; buying convertible securities; engaging in front running or other securities transactions that take unfair advantage of proposed, pending or executed securities transactions for clients; or buying a security during any applicable “blackout period” surrounding a client transaction in the same security.
Compensation
Advent portfolio manager compensation is comprised of a salary, with an annual performance bonus based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual’s responsibility and his performance versus expectations and the performance of the accounts that the portfolio manager manages. Portfolio managers (including the fund’s portfolio managers) who manage Performance Fee Accounts may receive a portion of any performance-based compensation that may be payable to Advent by the underlying clients. Advent believes ownership interest in the firm is an important motivation for its employees, and senior employees (including certain of the portfolio managers of the fund) have equity stakes in the firm to further motivate them by participating in the firm’s overall performance.

Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Aegon USA Investment Management, LLC (“AUIM”)
Transamerica Flexible Income
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	4	$4.55 billion	1	$710 million	16	$37.01 billion
Jeremy Mead, CFA	0	$0	1	$710 million	3	$2.48 billion
James K. Schaeffer, Jr.	3	$2.95 billion	8	$3.26 billion	20	$3.98 billion
Doug Weih, CFA	6	$7.81 billion	1	$710 million	13	$4.56 billion
Brian W. Westhoff, CFA	5	$7.45 billion	2	$1.30 billion	17	$3.89 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Jeremy Mead, CFA	0	$0	0	$0	0	$0
James K. Schaeffer, Jr.	0	$0	0	$0	5	$2.15 billion
Doug Weih, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Transamerica Floating Rate
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John F. Bailey, CFA	0	$0	1	$55 million	7	$2.58 billion
Jason P. Felderman, CFA	0	$0	1	$55 million	7	$2.58 billion
Zach Halstead	0	$0	0	$0	7	$2.58 billion
James K. Schaeffer, Jr.	3	$2.75 billion	9	$3.60 billion	26	$7.40 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John F. Bailey, CFA	0	$0	0	$0	5	$2.28 billion
Jason P. Felderman, CFA	0	$0	0	$0	5	$2.28 billion
Zach Halstead	0	$0	0	$0	5	$2.28 billion
James K. Schaeffer, Jr.	0	$0	0	$0	6	$2.66 billion
Transamerica Government Money Market
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brian Barnhart, CFA	1	$530 million	1	$3.73 billion	13	$3.45 billion
Tyler A. Knight, CFA	7	$8.34 billion	0	$0	14	$5.53 billion
Calvin Norris, CFA	2	$889 million	1	$3.73 billion	16	$14.43 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brian Barnhart, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Calvin Norris, CFA	0	$0	0	$0	0	$0
Transamerica High Yield Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kevin Bakker, CFA	1	$296 million	7	$2.84 billion	16	$4.46 billion
Benjamin D. Miller, CFA	1	$296 million	7	$2.84 billion	16	$4.46 billion
James K. Schaeffer, Jr.	3	$1.37 billion	9	$3.30 billion	26	$7.40 billion
Derek Thoms	1	$296 million	7	$2.84 billion	15	$1.89 billion

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles			Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kevin Bakker, CFA	0	$0	0	$0	1	$379 million
Benjamin D. Miller, CFA	0	$0	0	$0	1	$379 million
James K. Schaeffer, Jr.	0	$0	0	$0	6	$2.66 billion
Derek Thoms	0	$0	0	$0	1	$379 million
Transamerica Intermediate Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	5	$1.97 billion	1	$710 million	18	$37.09 billion
Tyler A. Knight, CFA	7	$6.45 billion	0	$0	14	$5.53 billion
Sivakumar N. Rajan	3	$1.17 billion	0	$0	13	$2.20 billion
Doug Weih, CFA	6	$5.17 billion	1	$710 million	13	$4.56 billion
Brian W. Westhoff, CFA	5	$4.81 billion	2	$1.30 billion	17	$3.89 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Doug Weih, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Transamerica Multi-Managed Balanced – AUIM
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	5	$4.64 billion	1	$710 million	18	$37.09 billion
Tyler A. Knight, CFA	7	$9.12 billion	0	$0	14	$5.53 billion
Sivakumar N. Rajan	3	$3.84 billion	0	$0	13	$2.20 billion
Doug Weih, CFA	6	$7.84 billion	1	$710 million	13	$4.56 billion
Brian W. Westhoff, CFA	5	$7.48 billion	2	$1.30 billion	17	$3.89 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Doug Weih, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0

Transamerica Short-Term Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Norbert King	0	$0	0	$0	13	$36.07 billion
Glen Kneeland	0	$0	0	$0	8	$2.69 billion
Tyler A. Knight, CFA	7	$6.33 billion	0	$0	14	$5.53 billion
Doug Weih, CFA	6	$5.05 billion	1	$710 million	13	$4.56 billion
Brian W. Westhoff, CFA	5	$4.69 billion	2	$1.30 billion	17	$3.89 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Norbert King	0	$0	0	$0	0	$0
Glen Kneeland	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Doug Weih, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Conflict of Interest
At AUIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the funds, AUIM manages separate accounts for institutions as well as various affiliated entities, which could create the potential for conflicts of interest. Affiliate relationships represent AUIM’s largest clients. A conflict of interest, including but not limited to conflicts of interest when allocating investment opportunities, will arise when AUIM is acting on behalf of the accounts of affiliated and unaffiliated clients. In each case, AUIM recognizes the responsibility to treat all clients (including the funds) fairly and consistently, and portfolio decisions made for unaffiliated accounts will be consistent, where applicable, with the decisions made for affiliated accounts. AUIM might provide certain investment research that it creates for its discretionary investment advisory clients to a non-discretionary affiliate client. Similarly, AUIM might prepare investment research for its non-discretionary affiliate client that could benefit its discretionary clients.
AUIM strives to mitigate the potential for conflicts between and among accounts through its trade aggregation and allocation policy and procedures. AUIM allocates investment opportunities among clients in a manner intended to result in fair and equitable treatment to clients over time. Factors that influence a decision to allocate investment opportunities among client accounts include but are not limited to: account investment objectives, guidelines, and constraints; current account holdings, including asset class, sector, industry, and issuer concentrations, both on an absolute basis and relative to the account’s benchmark; desired risk profiles of the account, including as applicable credit quality, maturity, or duration distributions, and the impact the proposed investment would have on these measures; cash availability and future cash flow expectations; and allocation considerations based on criteria such as round-lot provisions or minimum transaction size.
Many client accounts that AUIM manages trade in the same securities. Given this, AUIM typically combines transactions for different client accounts into aggregated (blocked) orders. This practice can enable the firm to seek more favorable executions and net prices. AUIM can use various methods to allocate blocked transactions among participating accounts, consistent with AUIM’s policy that, over time, no client is unduly favored over another.
Some fixed income accounts have certain restrictions or requirements that prevent them from participating in aggregated trades. These accounts will be traded in a different order or at a different time than accounts participating in blocked trades. Trading and execution costs for these accounts can be different (higher or lower) than the costs for accounts participating in aggregated transactions.
In an effort to facilitate the fair treatment among all our client accounts, AUIM strives not to consider factors such as: account performance, account fees, or our affiliate relationships when aggregating and allocating orders. In addition to the trade aggregation and allocation policy and procedures, AUIM seeks to manage conflicts of interest between and among the funds and other client accounts through compliance with AUIM’s Code of Ethics, internal review processes, and senior management oversight.
Further, in an effort to address any conflicts associated with a global research platform and a participating affiliate arrangement with Aegon Investment Management B.V. (AIM), AUIM has adopted certain policies and monitoring controls. AUIM and AIM independently manage investment strategies that separately utilize and depend on the global research platform. Conflicts of interest, or at least the appearance of conflicts, will arise when portfolio managers from each firm invest or trade in the same securities or issuers on behalf of their respective clients. These conflicts include the advance access to investment research that results in the preferential treatment or the possibility of preferential allocation of securities trading opportunities that have limited availability. These circumstances could also lead to preferential trade executions.
See also: in this SAI, Brokerage; Conflicts of Interest; and Subadvisers.

Compensation
As of October 31, 2017, each portfolio manager’s compensation is provided directly by the fund’s sub-adviser and not by the fund. The portfolio manager’s compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager’s asset class, including the performance of the fund’s assets; leadership and communication with clients; assisting with the sub-adviser’s strategic goals; and earning results from AAM US and Aegon NV.
The portfolio managers may also participate in the sub-adviser’s deferred compensation plan, which is based on company performance factors, with payment after a three year vesting period, or may participate in a second sub-adviser’s deferred compensation plan based on the same performance factors as the short term variable performance incentive but with payment after a four year vesting period (depending on level of employee).
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Kevin Bakker, CFA	$100,001 – $500,000	Transamerica High Yield Bond
Benjamin D. Miller, CFA	$100,001 – $500,000	Transamerica High Yield Bond
Sivakumar N. Rajan	$1 – $10,000	Transamerica Intermediate Bond
James K. Schaeffer, Jr.	$50,001 – $100,000	Transamerica High Yield Bond
Derek Thoms	$1 – $10,000	Transamerica High Yield Bond
Doug Weih, CFA	$1 – $10,000	Transamerica Flexible Income
Doug Weih, CFA	$10,001 – $50,000	Transamerica Intermediate Bond
Doug Weih, CFA	$1 – $10,000	Transamerica Short-Term Bond
var:PM B Westhoff,0000ph]	$50,001 – $100,000	Transamerica Flexible Income
Brian W. Westhoff, CFA	$10,001 – $50,000	Transamerica Intermediate Bond

Alta Capital Management, LLC (“Alta”)
Transamerica Multi-Cap Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts[1]
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Melanie H. Peche, CFA[1]	1	$258 million	0	$0	1,318	$2.94 billion
Michael O. Tempest[1]	1	$258 million	0	$0	1,318	$2.94 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Melanie H. Peche, CFA	0	$0	0	$0	0	$0
Michael O. Tempest	0	$0	0	$0	0	$0
[1]	Mr. Tempest and Mrs. Peche are members of a team managing 1,100 accounts and $2.0 billion in the All Cap Quality Growth and Large Cap Quality Growth strategies.
Conflict of Interest
Material Conflicts of Interest. Alta Capital Management furnishes investment management and advisory services to other accounts. The Alta Capital Management investment team makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the investment team believes are applicable to that account. Consequently, Alta Capital Management may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. Alta Capital Management may also manage a separate account or other fund which may have materially higher fee arrangements than the Fund.
It is Alta Capital Management’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to Alta Capital Management’s other accounts. The side-by-side management of the Fund and other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Alta Capital Management has adopted policies and procedures that it believes are reasonably designed to minimize the effects of these conflicts. When managing accounts, the Alta Capital Management investment team will generally purchase and sell securities across all accounts in each investment discipline. Alta Capital Management will aggregate orders to purchase or sell the same security for multiple accounts when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Some orders for certain client accounts may, by investment restriction or otherwise, not be available for aggregation. To the extent trades are aggregated, shares purchased or sold are generally allocated to participating accounts on a pro rata basis. Alta Capital Management has implemented policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.
Alta Capital Management, its affiliates, and any officer, director, stockholder, employee or any member of their families may or may not have an interest in the securities whose purchase and sale Alta Capital Management may recommend, and such recommendations with respect to securities of the same kind may be the same as or different from the action which Alta Capital Management, or any of its affiliates, or any partner, officer, director, stockholder, employee, or any member of their families, or other investors may take with respect hereto. Alta Capital Management follows a Code of Ethics which is designed to mitigate conflicts associated with personal trading practices and ensure that client interests, including those of the Fund, are placed first and foremost.
Compensation
Alta Portfolio Manager’s total compensation is derived from three areas; base salary, discretionary incentive bonus and earnings distributions. The structure is designed to incent members of the team to provide top performance and to recognize how their individual contribution helps the success of the overall firm. Each Portfolio Manager’s base salary is an equal fixed amount. Discretionary bonuses are influenced by performance versus the Russell 3000 Growth and peer group as well as the individual’s contribution to the wellbeing of the firm. The last component, earnings distributions, are directly related to the individual’s ownership of Alta Capital Management. Equity ownership and the opportunity to participate directly in the growth of the firm are incentives to attract and retain high-caliber professionals. This approach aligns our interests with that of our clients and allows Alta Capital to focus on the long-term horizon.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

AQR Capital Management, LLC (“AQR”)
Transamerica Managed Futures Strategy
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Clifford S. Asness	36	$26.91 billion	51	$32.11 billion	76	$41.01 billion
Brian K. Hurst	12	$18.03 billion	59	$35.58 billion	22	$14.34 billion
Ari Levine	6	$13.36 billion	40	$28.72 billion	9	$5.06 billion
John M. Liew	21	$21.95 billion	39	$25.47 billion	31	$17.46 billion
Yao Hua Ooi	13	$18.05 billion	48	$28.21 billion	3	$1.31 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Clifford S. Asness	0	$0	42	$25.75 billion	27	$11.84 billion
Brian K. Hurst	0	$0	51	$29.20 billion	6	$5.35 billion
Ari Levine	0	$0	37	$24.38 billion	3	$1.54 billion
John M. Liew	0	$0	33	$18.84 billion	10	$6.23 billion
Yao Hua Ooi	0	$0	43	$24.49 billion	2	$1.03 billion
Transamerica Global Multifactor Macro
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jordan Brooks	1	$25.40 million	3	$689.81 million	0	$0
Michael Katz	10	$9.82 billion	25	$14.28 billion	4	$3.00 billion
David Kupersmith	1	$25.40 million	6	$1.39 billion	0	$0
John M. Liew	21	$21.98 billion	39	$25.47 billion	31	$17.46 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jordan Brooks	0	$0	3	$689.81 million	0	$0
Michael Katz	0	$0	23	$13.31 billion	2	$464.57 million
David Kupersmith	0	$0	6	$1.39 billion	0	$0
John M. Liew	0	$0	33	$18.84 billion	10	$6.23 billion
Conflict of Interest
Each of the portfolio managers is also responsible for managing other accounts in addition to the fund, including other accounts of AQR, or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the fund can present certain conflicts of interest, as described below.
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the fund. Because of their positions with the fund, the portfolio managers know the size, timing and possible market impact of the fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the fund.
A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the fund and other accounts, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, AQR or the portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the fund will not participate in a transaction that is allocated among other accounts or the fund may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the fund from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the fund.
AQR and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.
AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.
Compensation
The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal’s relative ownership in AQR. Net income distributions are a function of assets under management and performance of the funds and accounts managed by AQR. A Principal’s relative ownership in AQR is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in AQR’s 401(k) retirement plan which is offered to all employees of AQR.
The compensation for the portfolio managers that are not Principals of AQR primarily consists of a fixed base salary and a discretionary bonus (“Total Compensation”). Total Compensation is reviewed at least annually under a formal review program and increases are granted on a merit basis. Job performance contributes significantly to the determination of any Total Compensation increase; other factors, such as seniority are also considered. A portfolio manager’s performance is not based on any specific fund’s or strategy’s assets under management or performance, but is affected by the overall performance of the firm. Each portfolio manager is also eligible to participate in AQR’s 401(k) retirement plan which is offered to all employees of AQR.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”)
Transamerica Dividend Focused
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts[2]
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Ray Nixon, Jr.[1]	3	$703.3 million	1	$87 million	9	$1.37 billion
Brian Quinn, CFA[1]	3	$703.3 million	1	$87 million	9	$1.37 billion
Lewis Ropp[1,2]	4	$1.22 billion	2	$254.7 million	31	$2.61 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Ray Nixon, Jr.[1]	0	$0	0	$0	0	$0
Brian Quinn, CFA[1]	0	$0	0	$0	0	$0
Lewis Ropp[1,2]	0	$0	0	$0	0	$0
[1]	Messrs. Nixon, Quinn and Ropp are members of a team managing 40 accounts and $8.1 billion in the dividend focused value equity strategy.
[2]	Mr. Ropp is a member of a team managing 49 other accounts and $3.6 billion in the large cap value equity strategy.
Conflicts of Interest
Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account including mutual fund or private commingled fund accounts. BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored or disfavored at the expense of another. BHMS’ investment management and trading policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.
Compensation
Compensation, or remuneration, is paid or awarded to BHMS employees for the services they provide to the Firm. In addition to base salary, all BHMS Portfolio Managers and Analysts share in a bonus pool that is distributed semi-annually. Portfolio Managers and Analysts are rated on their value added to the team-oriented investment process. Total compensation is awarded with respect to all accounts managed, and does not distinguish between specific accounts managed by a Portfolio Manager and does not encourage excessive risk-taking. Bonuses are paid at the discretion of the Firm.
The compensation of Portfolio Managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a Portfolio Manager and Portfolio Managers are not compensated for bringing in new business. Growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is, to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow through competitive performance.
In addition, many of BHMS’ key investment personnel have a long-term incentive compensation plan in the form of an equity interest in Barrow, Hanley, Mewhinney & Strauss, LLC.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not own any shares of the fund, except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Lewis Ropp	Over 1,000,000	Transamerica Dividend Focused
Brian Quinn, CFA	$100,001 - $500,000	Transamerica Dividend Focused

Belle Haven Investments, L.P. (“Belle Haven”)
Transamerica Intermediate Muni
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew Dalton	1	$103.7 million	1	$11.9 million	6,869	$4.98 billion
Brian Steeves	1	$103.7 million	1	$11.9 million	6,869	$4.98 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)[1]
Matthew Dalton	0	$0	0	$0	0	$0
Brian Steeves	0	$0	0	$0	0	$0
[1]	Team managed.
Transamerica High Yield Muni
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew Dalton	1	$1.41 billion	1	$11.9 million	6,869	$4.98 billion
Brian Steeves	1	$1.41 billion	1	$11.9 million	6,869	$4.98 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)[1]
Matthew Dalton	0	$0	0	$0	0	$0
Brian Steeves	0	$0	0	$0	0	$0
[1]	Team managed.
Conflicts of Interest
A conflict of interest could occur when allocating trades amongst accounts. In order to prevent this conflict Belle Haven has adopted the following procedures.
Allocations/Aggregation
On occasion we purchase securities suitable for one or more of our investment strategies in smaller sizes referred to in the industry as odd lots, to take advantage of the pricing benefit of odd lots in the fixed income markets. An odd lot of bonds is a lot of a specific bond whose par value is less than one hundred thousand dollars ($100,000). Because of this approach each individual purchase generally will not be adequate to fill the portfolio requirements of all the accounts. Bonds are acquired based on various metrics and then allocated to the client account(s) that we believe are most suitable for such a security based on the allocation procedures listed below.
We may also purchase securities suitable for one or more of our investment strategies in round lots of greater than one hundred thousand dollars. Each individual round lot purchase may not be adequate to fill the portfolio requirements of all the accounts. Bonds are acquired based on various metrics and then allocated to the client account(s) that we believe are most suitable for such a security based on the allocation procedures listed below. There may be instances when a suitable account does not receive an allocation.
Pre Allocated Trades
Investment decisions to buy or sell certain securities for a particular account are dependent upon many factors, including, but not limited to the client's investment objective, cash needs or availability, tax considerations, target duration and credit quality. These considerations may result in a portfolio manager targeting certain securities for purchase or sale for an account(s) prior to the trade execution. These transactions will not go through the allocation process below but rather will be allocated to the account(s) for which the order was placed on a pre trade basis. In the instance that the order is not filled the bonds will be allocated on a pro rata basis unless the pro rata allocation violates a portfolio mandate in which instance the portfolio manager will use his discretion to allocate in the most equitable manner.
Purchase Allocation Procedures
We first determine the appropriate strategy(s) for a particular purchase based on the bonds’ characteristics. We then allocate, at our discretion, among accounts determined to be eligible, using a quantitative allocation system which utilizes several portfolio characteristics, a main part of which would be available cash on hand (so that the client that has the highest percentage of cash on hand relative to the value of the client’s portfolio would get an allocation of securities first). Other characteristics would include average coupon (interest rate) of the portfolio, duration (duration is a way to compare how different bonds will react to interest rate changes), state of origin as well as the bonds maturity and rating. Our goal in allocating securities in this quantitative manner is to treat all accounts fairly. Given the varying nature of investment objectives and restrictions, exceptions to this quantitative approach will occur. In these instances we will use our discretion to allocate in a fair and equitable fashion in accordance with a particular investment mandate.
Allocations For Mutual Fund Transactions
In the case where the Mutual Fund would participate with other clients of the Firm in an allocated trade, the allocation methods described above would apply, with the Mutual Fund being treated as another client in the allocation protocol.
In the instance where the Mutual Fund would participate in a pre allocated trade with other clients and the order is not filled, the Mutual Fund will receive its pro rata share of the executed trade.
Selling Allocation Procedures For All Strategies
Generally the sale of a security is a pre allocated trade as described above for a specific account. In the instance that a security is sold for an opportunistic or restructuring purpose and that security is held across multiple accounts we allocate the sale at our discretion among accounts, giving priority to clients with the lowest cash balance. Consideration is also taken to match the order size of the sale to the portfolio holdings in an effort to allocate in the most cost efficient and equitable manner. Odd lots may be less liquid than round lots potentially resulting in a lower sale price.
Compensation
Matthew Dalton is CEO of the firm and his compensation is a combination of salary and a bonus based on the profitability of the Firm.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Boston Advisors, LLC (“Boston Advisors”)
Transamerica Small Cap Value
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
James W. Gaul, CFA	4	$1.59 billion	0	$0	39	$165.5 million
David Hanna	8	$2.8 billion	6	$127.6 million	32	$72 million
Douglas A. Riley, CFA	7	$2.72 billion	6	$127.6 million	7	$163.9 million
Michael J. Vogelzang, CFA	8	$2.8 billion	6	$127.6 million	82	$344.5 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
James W. Gaul, CFA	0	$0	0	$0	0	$0
David Hanna	0	$0	0	$0	0	$0
Douglas A. Riley, CFA	0	$0	0	$0	0	$0
Michael J. Vogelzang, CFA	0	$0	0	$0	0	$0
Conflict of Interest
Boston Advisors manages multiple separately managed accounts for institutional and individual clients (“Accounts”) in addition to mutual funds, each of which may have distinct investment objectives, some similar to the Fund and others different. Managing multiple accounts will typically present a conflict of interest. For example, at times Boston Advisors may determine that an investment opportunity may be appropriate for only some Accounts or may decide that certain of the Accounts should take differing positions with respect to a particular security. In these cases, Boston Advisors may place separate transactions for one or more separate Accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one Account over another, including the Fund. Also, Boston Advisors may receive a greater advisory fee for managing an Account than received for advising the Fund which may create an incentive to allocate more favorable transactions to such Accounts. Additionally, Boston Advisors may, from time to time, recommend an Account purchase shares of the Fund or Boston Advisors or its affiliates may buy or sell for itself, or other Accounts, investments that it recommends on behalf of the Fund. Boston Advisors utilizes soft dollars whereby it may purchase research and services using commission dollars generated by the Fund. Often, the research and services purchased using the Fund’s commissions benefit other Accounts of Boston Advisors. Soft dollars may create an actual or perceived conflict of interest whereas Boston Advisors may have an incentive to initiate more transactions to generate soft dollar credits or may select only those brokers willing to offer soft dollar credits when placing transactions for the Fund.
To mitigate these inherent conflicts of interest, Boston Advisors has adopted policies designed to address the potential conflicts of interest. Specifically, Boston Advisors has adopted trade aggregation and rotation policies designed for fair and equitable treatment across all client accounts. Additionally, the Compliance department conducts surveillance to detect incidents of preferential treatment that may occur for more favored clients. Also, Boston Advisors has appointed a soft dollar committee to oversee all aspects of Boston Advisors’ soft dollar practices and a best execution committee who routinely reviews the execution quality of large institutional accounts to ensure consistency in quality and cost.
Further, all institutional client accounts, including the Fund, receive the same access to personnel, services, research and advice. Our institutional investment process is designed to benefit all client accounts. All institutional accounts are managed by a member(s) of the institutional team, each of which rely on the same institutional investment process. The institutional investment process uses research which is shared firm-wide for all products and accounts. Finally, because trades placed for the Fund will be block traded with the other institutional Large Cap Growth accounts they are averaged price so that no account receives preferential treatment.
To avoid conflicts associated with accounts that have performance based fees, Boston Advisors does not manage accounts which have performance based fees.
Compensation
Portfolio Managers listed above who are directly responsible for service to the Fund receive a base salary and bonus. Additionally, each member named above has an equity ownership interest in Boston Advisors. Bonus is based on a percent of salary subject to achievement of internally established goals and relative performance of composite products managed by the portfolio manager as measured against industry peer group rankings established by Evestment Alliance. Performance is account weighted, time weighted and evaluated on a pre-tax, annual basis. Discretionary bonuses may also be given and are dependent upon individual contribution to firm profitability and overall firm-wide profitability. The method used to determine the portfolio manager’s compensation does not differ with respect to distinct institutional products managed by institutional portfolio manager. Regarding the compensation of Michael J. Vogelzang, as President of Boston Advisors, his compensation is based on the profitability of the firm. Mr. Vogelzang’s compensation is not directly linked to the performance of the Fund or other Accounts.

Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

CBRE Clarion Securities LLC (“CBRE Clarion”)
Transamerica Global Real Estate Securities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Steven D. Burton, CFA	9	$6.09 billion	16	$2.39 billion	29	$2.93 billion
T. Ritson Ferguson, CFA	12	$7.54 billion	23	$2.7 billion	43	$4.5 billion
Joseph P. Smith, CFA	11	$7.50 billion	18	$2.49 billion	42	$4.1 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Steven D. Burton, CFA	0	$0	0	$0	5	$1.19 billion
T. Ritson Ferguson, CFA	0	$0	0	$0	6	$1.72 billion
Joseph P. Smith, CFA	0	$0	0	$0	6	$1.72 billion
Conflict of Interest
A CBRE Clarion portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of a CBRE Clarion portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A CBRE Clarion portfolio manager may also manage accounts whose objectives and policies differ from those of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.
A potential conflict may also arise when a CBRE Clarion portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
The sub-adviser recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).
Compensation
In principle, portfolio manager compensation is not based on the performance of any particular account, including the Fund, nor is compensation based on the level of Fund assets.
Compensation for each portfolio manager other than Mr. Ferguson is structured as follows:
Base Salary— Each portfolio manager receives a base salary. Base salaries have been established at a competitive market levels and are set forth in the portfolio manager’s employment agreement. An annual adjustment is made based on changes in the consumer price index. Base salaries are be reviewed periodically by the CBRE Clarion Compensation Committee and its Board of Directors, but adjustments are expected to be relatively infrequent.
Bonus— Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of firm’s pre-tax profits is set aside. Incentive compensation allocations are determined by the Compensation Committee based on a variety of factors, including the performance of particular investment strategies. To avoid the pitfalls of relying solely on a rigid performance format, however, incentive compensation decisions also take into account other important factors, such as the portfolio manager’s contribution to the team, firm, and overall investment process. Each of the portfolio managers is a member of the Committee. Incentive compensation allocations are reported to the Board of Directors, but the Board’s approval is not required.

Deferred Compensation— CBRE Clarion requires deferral of a percentage of incentive compensation exceeding a certain threshold in respect of a single fiscal year. The Compensation Committee may, in its discretion, require the deferral of additional amounts. Such deferred amounts are subject to the terms of a Deferred Bonus Plan adopted by the Board of Directors. The purpose of the Deferred Bonus Plan is to foster the retention of key employees, to focus plan participants on value creation and growth and to encourage continued cooperation among key employees in providing services to CBRE Clarion’s clients. The value of deferred bonus amounts is tied to the performance of CBRE Clarion investment funds chosen by the Compensation Committee; provided, that the Committee may elect to leave a portion of the assets uninvested. Deferred compensation vests incrementally, one-third after 2 years, 3 years and 4 years. The Deferred Bonus Plan provides for forfeiture upon voluntary termination of employment, termination for cause or conduct detrimental to the firm.
Profit Participation— Each of the portfolio managers is a principal and owns shares of the firm. The firm distributes its income to its owners each year, so each portfolio manager receives income distributions corresponding to his ownership share. Ownership is structured so that the firm’s principals receive an increasing share of the firm’s profit over time. In addition, a principal may forfeit a portion of his ownership if he resigns voluntarily.
Other Compensation— Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Group’s 401(k) plan.
As the Chief Executive Officer of CBRE Global Investors, Mr. Ferguson’s compensation differs to some degree from the other portfolio managers, although it is comprised of similar elements:
Base Salary — Mr. Ferguson’s base salary has been established and approved by the Compensation Committee of the Board of Directors of CBRE Group, Inc. (the “Committee”). (CBRE Group, Inc. is the majority owner of CBRE Clarion). Base salary is intended to provide a minimum level of fixed compensation necessary to attract and retain senior executives. It is set at a level that recognizes the skills, experience, leadership and individual contribution of each executive, as well as the scope and complexity of the executive’s role, including due consideration given to appropriate comparator group benchmarking. Base salaries are generally reviewed by the Committee annually during the first quarter, but may also be reviewed at other times in an executives officer’s responsibilities have materially changed or other special circumstances so warrant.
Annual Performance Award (Bonus) - The CBRE Compensation Committee grants annual performance awards to executives under the Executive Incentive Plan (EIP), which has been approved by CBRE Group stockholders. The EIP is an incentive plan that permits executives to earn performance awards up to an individual cap based on a percentage of CBRE Group’s adjusted EBITDA for the relevant performance period. Within the framework of the EIP, the Committee uses the Executive Bonus Plan (EBP) to establish target and maximum awards and determine actual payouts. Accordingly, the Committee has approved a target award for Mr. Ferguson tied to achievement of financial and strategic performance metrics. The financial performance measure used to determine a significant portion of each executive’s earned award is adjusted EBITDA measured at the global level and, for each business unit, measured at the business unit level. For Mr. Ferguson, the relevant business units are CBRE Global Investors and Trammell Crow Company. Strategic performance measures are more qualitative in nature and subjective in measurement, enabling the Committee to influence management performance against strategies beyond near-term financial measures to include certain strategic measures such as the quality of earnings, the positioning of the business for the future and the mitigation of risk. Actual cash incentive awards earned can range from zero to 200% of the target. The EBP provides CBRE Group CEO with the opportunity to recommend to the Committee a supplemental and discretionary bonus award to other executives in cases of exceptional and exceedingly deserving circumstances. The amount of such an award is determined in the CEO’s sole discretion, but subject to ratification by the Committee.
Long-Term Incentives - CBRE uses equity compensation as a long-term incentive to create alignment with stockholders, to reward achievement of multi-year financial objectives, and as a retention tool for top executives that have the most direct impact on corporate results. The link to performance in long-term incentive grants is prospective in nature. For example, equity grants encourage executives not only to contribute to the creation of additional stockholder value, but also to help maintain and preserve existing stockholder value—because the executives share that value through their equity. Equity grants are subject to multi-year vesting schedules, which helps the company retain key talent. In 2016, Mr. Ferguson received an initial grant of restricted stock units of CBRE Group, Inc. One-quarter of the award was immediately vested, with the remainder subject to annual vesting on December 31, 2016, 2017 and 2018. The Committee has also established an annual equity award target for Mr. Ferguson, subject to a mix of time- and performance-based vesting conditions. To the extent that performance objectives are met, a portion of the target annual long-term incentive award value will be awarded as a mix of “time vesting” and “performance vesting” awards.
CBRE Clarion Profit Participation— Mr. Ferguson remains a principal and owns shares of CBRE Clarion. CBRE Clarion distributes its income to its owners each year, and Mr. Ferguson receives income distributions corresponding to his ownership share. Ownership is structured so that the firm’s principals receive an increasing share of the firm’s profit over time. In addition, a principal may forfeit a portion of his ownership if he resigns voluntarily.

Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

ClariVest Asset Management LLC (“ClariVest”)
Transamerica Emerging Markets Equity
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Stacey Nutt	10	$3.6 billion	17	$1.8 billion	22	$1.1 billion
David R. Vaughn, CFA	3	$324 million	8	$802 million	7	$269 million
Priyanshu Mutreja, CFA	3	$324 million	7	$765 million	6	$269 million
Alex Turner, CFA	3	$324 million	7	$765 million	8	$269 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Stacey Nutt	0	$0	2*	$47.4 million	0	$0
David R. Vaughn, CFA	0	$0	1*	$36.4 million	0	$0
Priyanshu Mutreja, CFA	0	$0	0	$0	0	$0
Alex Turner, CFA	0	$0	0	$0	0	$0
* These accounts, which are a subset of the accounts in the preceding rows, are subject to a performance-based advisory fee.
Conflict of Interest
Because portfolio managers may manage multiple accounts for multiple clients, conflicts of interest may arise in connection with the portfolio managers' management of the fund’s investments on the one hand and the investments of other clients on the other hand. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the fund and the other clients for whom he manages an account. In addition, due to differences in the investment strategies or restrictions between the fund and the other clients, a portfolio manager may take action with respect to another client that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons.
Compensation
Compensation paid by ClariVest to its portfolio managers has three primary components: (1) a base salary, (2) a discretionary bonus, and (3) for those employees with equity in the firm, distributions from the LLC. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure with a high degree of variable compensation through participation in a bonus pool and equity distributions. ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses, and distributions are also influenced by the operating performance of ClariVest.
Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. Bonuses are not simply tied to individual product performance. ClariVest believes that payment of bonuses based on short term performance is counterproductive to the environment at ClariVest. All members of the investment team are expected to actively participate in ongoing research, some of which may not primarily benefit the product on which they are the named portfolio manager. Bonuses based on short term individual performance would not incent investment team members to do so. The firm’s overall annual cash bonus pool is typically based on a fixed percentage of pre-bonus operating income. ClariVest believes that equity ownership in the firm (or the potential for such) is a tool for both attracting and retaining employees.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).
Goldman Sachs Asset Management, L.P. (“GSAM”)
Transamerica Multi-Manager Alternative Strategies Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Raymond Chan, CFA	12	$9.0 billion	6	$2.3 billion	4	$2.53 billion
Christopher Lvoff, CFA	10	$6.7 billion	0	$0	1	$470 million
Lucy Xin	1	$10.2 million	0	$0	0	$0

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Raymond Chan, CFA	0	$0	0	$0	0	$0
Christopher Lvoff, CFA	0	$0	0	$0	0	$0
Lucy Xin	0	$0	0	$0	0	$0
Conflict of Interest
GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to your fund or limit your fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investment banker, research provider, investment manager, financier, advisor, market maker, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which your fund may directly and indirectly invest. Thus, it is likely that your fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. As manager of your fund, GSAM receives management fees from the fund. In addition, GSAM’s affiliates may earn fees from relationships with your fund. Although these fees are generally based on asset levels, the fees are not directly contingent on fund performance, Goldman Sachs may still receive significant compensation from your fund even if shareholders lose money. Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of your fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your fund. The results of your fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, your fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, your fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your fund. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your fund. Your fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by your fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend your fund or who engage in transactions with or for your fund.
For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.
Compensation
Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The benchmark for Transamerica Multi-Manager Alternative Strategies Portfolio: is: BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index.
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation—In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).
Greystone Managed Investments Inc. (“Greystone”)
Transamerica International Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Alfred Li, CFA	0	$0	36	$562.6 million	1	$12.1 million
Jeff Tiefenbach, CFA	0	$0	59	$2.09 billion	20	$2.54 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Alfred Li, CFA	0	$0	0	$0	0	$0
Jeff Tiefenbach, CFA	0	$0	0	$0	0	$0
Conflict of Interest
3.1 Related registrant
We are a wholly owned subsidiary of GCMI. GCMI is a registrant under the Securities Act, 1988, Saskatchewan, as an adviser in the portfolio manager category. GMI Servicing Inc., a wholly owned subsidiary of Greystone, provides mortgage administration services to Greystone’s mortgage pooled fund. This entity is a licensed mortgage administrator in Ontario and is either similarly licensed or exempt from applicable licensing requirements in other provinces and territories of Canada.
3.2 Related and Connected Issuers
Related issuers: An issuer of securities is “related” to us if, through ownership, or direction and control over voting securities, we exercise a controlling influence over that issuer or that issuer exercises a controlling influence over us or the same third party exercises a controlling influence over both us and the issuer.
Connected issuers: An issuer is “connected” to us if, due to indebtedness or other relationships, a reasonable prospective purchaser might question if that issuer and we are independent of each other.
In carrying on business as an adviser or exempt market dealer, we may, with respect to securities of related issuers, and in the course of a distribution of securities of connected issuers:
(a) exercise discretionary authority to buy or sell these securities for your accounts;
(b) make recommendations regarding these securities to you; and/or
(c) sell units of pooled funds, or other similar collective investment vehicles, established, managed and distributed by us or by our affiliates, to clients.
We will carry out these services in the ordinary course of our business in accordance with our usual practices and procedures and in accordance with all applicable disclosure and other regulatory requirements. It is our policy to comply fully with all applicable securities laws and to make all required disclosures.
i) Related issuers - Greystone Funds

Greystone provides advice with respect to the Greystone Funds. Greystone offers the sale of units of the Greystone Funds on a continuous basis. The list of our related issuers that make up the Greystone Funds is in Appendix A. GMI Servicing Inc., the mortgage administrator for the Greystone mortgage fund, administers the various commercial mortgages that the fund invests in.
ii) Connected issuers
Greystone (and/or its directors, officers and other employees) may, from time to time, advise our clients with respect to the purchase or sale of, or provide advice about, securities issued by related and/or connected issuers to Greystone. Greystone will only engage in such activities if it is confident that they are in the best interests of its clients and are in compliance with all requirements imposed by applicable securities law and, where applicable, the particular client’s investment policy. An independent director of GCMI is a director of one of the portfolio holdings currently held in our fixed income portfolio. An independent director of GCMI is registered with another registrant. The company is registered in the same categories as Greystone – Portfolio Manager, Exempt Market Dealer and Investment Fund Manager. The company does not solicit or deal with clients of Greystone nor do they directly compete with Greystone.
iii) Investment in securities issued by clients
Greystone manages pension funds and other investment assets for major corporate entities in Canada. Greystone may invest in securities issued by its clients. These securities are evaluated solely on their investment merits.
iv) Services to related parties
Greystone provides a defined contribution pension plan to its employees, which it manages along with other client portfolios and the Greystone Funds.
3.3 Fair valuation
Pooled funds: All Greystone Funds except the Greystone Infrastructure Fund are priced daily or monthly. Our independent custodian for the Greystone Funds strikes the net asset value (NAV) and the price per unit for all of the Greystone Funds.
Publicly traded securities: In most cases, we trade in large capitalized, highly liquid securities that may be fair valued, depending on market conditions. Equities and fixed-income securities are valued using the services of preferred third-party pricing sources. If specific pricing is not readily available from a preferred pricing source, other third-party pricing information or valuation methodologies will be used.
Real estate: For real estate investments, an arm’s length, accredited appraiser will conduct a property valuation to determine fair value. Greystone does not conduct its own appraisals. Arm’s length appraisals are conducted semi-annually, except in the year of acquisition and upon a property being identified for sale. Quarterly values, when an appraisal is not available, are based on the most current financial information available.
Mortgages: Mortgages are valued daily, based on a spread above Government of Canada bonds. The spread is provided by an independent service provider.
Infrastructure: The Greystone Infrastructure Fund is priced semi-annually. The NAV of the fund is determined as at the end of each Semi-Annual Period and will take into account valuations of portfolio investments by one or more internationally recognized accounting firms and/or independent evaluators.
3.4 Cross trading securities
Cross trades between Greystone clients are permitted, provided the trade benefits is in the best business judgement of Greystone. All equity and fixed income cross trades are generally executed through an independent broker as per the exemptive relief Greystone has received in Canada. Real estate and mortgage trades may be executed if a certified appraisal has been undertaken in the three months immediately preceding the trade. All cross trades must follow Greystone’s Cross Trade Policy. From time to time, we may cross securities between Greystone Funds or between a Greystone Fund and one of our other Greystone clients. We have obtained regulatory relief to conduct these cross trades, which we will do when we consider such cross trading to be beneficial to all parties concerned. We will conduct such cross trades in full compliance with the conditions to our regulatory relief. The Greystone Pooled Funds Advisory Committee reviews and approves all cross trading as it relates to the Greystone Funds and Greystone clients.
3.5 Fund on Fund Investments
There are times when a Greystone Fund invests in underlying Greystone Funds as part of a Fund on Fund structure. Greystone has applied and received exemptive relief for these Fund on Fund structures to permit investments of a Greystone Fund in an underlying Greystone Fund.
3.6 Greystone’s employees

i) Outside business activities
Greystone’s first obligation is to fulfill our fiduciary duty to our clients. In so doing, employees must not engage in activities, within or outside of the scope of their employment with Greystone, that conflict or can be perceived as conflicting with this duty. As stated in Greystone’s Standard of Professional Conduct and Conflict of Interest Policy, no employee may undertake any outside employment or engage in any personal business interest without the explicit prior written consent of the Chief Executive Officer of Greystone or, in the case of the Chief Executive Officer, the lead Director of the Board of Directors of Greystone. For all registrants, outside activities are assessed for any conflicts and approved by the Chief Compliance Officer, then reported to regulatory authorities as required. When making an investment decision or taking an investment action, or having knowledge of the same, all Greystone employees shall disclose to senior management any conflict of interest relating to him/her and any material beneficial interest that could reasonably be expected to impair his/her ability to render unbiased and objective advice. Under no circumstances shall an employee trade in securities on his/her own account with any Greystone client.
ii) Personal trading
Employee trading is governed by Greystone’s Standard of Professional Conduct and Conflict of Interest Policy, a copy of which is available upon request. The key provisions of this policy with respect to personal trading are summarized as follows:
▪ Prohibition on trading within a seven calendar-day blackout period before and after the date on which a transaction in the same security is effected for a Greystone client.
▪ Pre-clearance of all trading by the employee or family members or trading in accounts controlled by the employee, through the Chief Compliance Officer (or designate).
▪ Prohibition on investing in initial public offerings.
▪ Prohibition on short selling.
▪ Prohibition on trading securities on margin.
▪ Prohibition on trading securities on a “Restricted List” of securities being traded or under consideration for trading by Greystone.
▪ Restrictions on investing in private placements.
▪ Minimum 30-day holding period.
▪ Full disclosure of all securities trades and securities holdings.
▪ Annual disclosure of financial position to the President of all assets and liabilities, including spousal assets, and trading accounts with brokers and the activity therein on a regular and timely basis.
Employees are required to direct their brokers to provide personal account information directly to Greystone’s Chief Compliance Officer.
iii) Insider trading
No Greystone employee, officer nor director may trade in a security, either personally or on behalf of Greystone clients, while in possession of material, non-public information regarding that security, nor may any employee, officer or director communicate material, non-public information to others in violation of the law. This conduct is commonly referred to as “insider trading.” Penalties for trading on or communicating material, non-public information are severe, both for individuals and their employers. An individual can be subject to penalties such as civil injunctions, damages, disgorgement of profits, jail sentences and fines, even if he/she did not personally benefit from the violation.
Greystone has established procedures to aid its employees, officers and directors in avoiding insider trading and to aid in detection and prevention of insider trading and sanctions if procedures are not followed.
Compensation
In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Jennison Associates LLC (“Jennison”)
Transamerica Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Blair A. Boyer	6	$4.08 billion	1	$157 million	31	$5.87 billion
Michael A. Del Balso*	9	$15.15 billion	5	$2.03 billion	2	$108 million
Spiros Segalas	15	$46.46 billion	4	$947 million	2	$629 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Blair A. Boyer	2	$3.62 billion	0	$0	0	$0
Michael A. Del Balso	0	$0	0	$0	0	$0
Spiros Segalas	0	$0	0	$0	0	$0
*	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
**	Excludes performance fee accounts.
Conflict of Interest
Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
•	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
•	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
•	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
•	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.
•	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.
•	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.
•	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
•	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
•	Jennison has adopted a code of ethics and policies relating to personal trading.
•	Jennison provides disclosure of these conflicts as described in its Form ADV.
Compensation
Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents most of an investment professional’s compensation.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio manager(s) may include:
•	One-, three-, five-year and longer term pre-tax investment performance groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

•	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio manager(s) may include:
•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

J.P. Morgan Investment Management Inc. (“JPMorgan”)
Transamerica Core Bond
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Richard Figuly	14	$17 billion	14	$3.74 billion	16	$6.05 billion
Barbara Miller	9	$39.27 billion	2	$10.54 billion	11	$692 million
Peter Simons, CFA	13	$39.36 billion	5	$11.54 billion	41	$9.28 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Richard Figuly	0	$0	0	$0	1	$1.04 billion
Barbara Miller	0	$0	0	$0	0	$0
Peter Simons, CFA	0	$0	0	$0	1	$59 million
* The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica Long/Short Strategy
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Steven G. Lee	5	$4.42 billion	5	$701 million	4	$1.94 billion
Raffaele Zingone, CFA	13	$14.63 billion	9	$3.39 billion	14	$10.39 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Steven G. Lee	0	$0	1	$151 million	1	$780 million
Raffaele Zingone, CFA	0	$0	0	$0	2	$2.45 billion
* The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica Mid Cap Value
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Gloria Fu, CFA	13	$38.26 billion	2	$1.91 billion	32	$2.87 billion
Lawrence Playford, CFA	15	$40.16 billion	3	$2.01 billion	37	$3.34 billion
Jonathan K. L. Simon	19	$56.84 billion	13	$11.89 billion	63	$11.70 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Gloria Fu, CFA	0	$0	0	$0	0	$0
Lawrence Playford, CFA	0	$0	0	$0	0	$0
Jonathan K. L. Simon	0	$0	0	$0	0	$0
* The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica Multi-Managed Balanced – JPMorgan
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Steven G. Lee	5	$3.78 billion	5	$701 million	4	$1.94 billion
Tim Snyder, CFA	10	$12.47 billion	6	$3.14 billion	11	$9.23 billion
Raffaele Zingone, CFA	13	$13.99 billion	9	$3.39 billion	14	$10.39 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Steven G. Lee	0	$0	1	$151 million	1	$780 million
Tim Snyder, CFA	0	$0	0	$0	1	$1.01 billion
Raffaele Zingone, CFA	0	$0	0	$0	2	$2.45 billion
*The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

Conflict of Interest
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing J.P. Morgan Investment Management Inc. (JPMorgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JP Morgan and/or its affiliates and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JP Morgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JP Morgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JP Morgan and/or its affiliates, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JP Morgan and/or its affiliates, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JP Morgan is not required to purchase or sell for any client account securities that it, and/or its affiliates, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JP Morgan and/or its affiliates or its clients.
JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JPMorgan's or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with

JPMorgan’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed income area, are sales to meet redemption deadlines or orders related to less liquid assets.
If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.
Compensation
JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable discretionary performance based incentive consisting of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JPMorgan’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMorgan’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices JPMorgan has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.
Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMorgan’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or can be placed in restricted stock. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Kayne Anderson Capital Advisors, L.P. (“KACALP”)
Transamerica MLP & Energy Income
Portfolio Manager	Registered Investment Companies[1]		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John C. Frey	5	$4.86 billion	13	$2.68 billion	22	$916 million
Fee Based Accounts[2] (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John C. Frey	0	$0	11	$2.56 billion	12	$445.8 million
1 Includes 4 closed-end funds managed by KA Fund Advisors, LLC, an affiliated registered investment adviser of KACALP.
2 These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.
Conflict of Interest
KACALP and its affiliates, directors, officers, employees and personnel, including the entities and personnel who may be involved in the management or operations of the fund are engaged in a variety of businesses and have interests other than that of managing the MLP & Energy Income Fund. The broad range of activities and interests of KACALP gives rise to actual, potential and perceived conflicts of interest that could affect the MLP & Energy Income Fund and its shareholders.
KACALP manages or advises other funds in addition to the MLP & Energy Income Fund. Certain accounts have investment objectives similar to those of the MLP & Energy Income Fund and/or engage in transactions in the same types of securities and instruments as the fund. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. Other accounts may buy or sell positions while the MLP & Energy Income Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. A position taken by KACALP, on behalf of one or more other accounts, may be contrary to a position taken on behalf of the MLP & Energy Income Fund or may be adverse to a company or issuer in which the Fund has invested.
The results of the investment activities of the Fund may differ significantly from the results achieved for other accounts. KACALP may give advice, and take action, with respect to any current or future accounts that may compete or conflict with advice KACALP may give to, or actions KACALP may take for, the Fund because of differing guidelines, risk profiles, timing issues and other possible considerations. KACALP will manage the assets of the MLP & Energy Income Fund in accordance with the investment mandate and guidelines of the Fund.
KACALP’s fee arrangements may create an incentive to favor higher potential fee paying accounts over the MLP & Energy Income Fund in the allocation of investment opportunities. Similarly, KACALP or its affiliates and employees may have a significant proprietary investment in a fund or account, and KACALP may have an incentive to favor such fund or account to the detriment of the MLP & Energy Income Fund. KACALP’s procedures are designed to ensure that all investment decisions are made without consideration of KACALP’s (or its affiliates’ or employees’) pecuniary interest but, instead, in accordance with KACALP’s fiduciary duty to its clients.
From time to time, KACALP personnel may obtain, either voluntarily or involuntarily, material non-public information (that is not available to other investors) or other confidential information which, if disclosed, would likely affect an investor’s decision to buy, sell or hold a security. Such instances may arise if, for example, a KACALP employee serves on the board of directors of one of the companies in which KACALP invests. Accordingly, KACALP may be prohibited from communicating such information to, or using such information for the benefit of, KACALP clients, which could limit the ability of KACALP-managed accounts to buy, sell, or hold investments. KACALP has adopted an Insider Trading Policy, which establishes procedures reasonably designed to prevent the misuse of material non-public information by KACALP and its personnel. KACALP has also adopted an Ethical Wall Policy in order to minimize the likelihood that portfolio management teams will come into possession of material non-public information, thereby minimizing the likelihood that a particular team or portfolio manager will be precluded from taking action on behalf of clients. Nonetheless, the investment flexibility of KACALP may be constrained as a consequence of policies and related legal requirements.
Compensation
KACALP receives a fee based on the assets under management of the Real Assets Fund as set forth in the Investment Sub-Advisory Agreement between KACALP and the Adviser. The portfolio manager and KACALP share management fees after expenses, including analyst salaries and allocated overhead. The portfolio manager and KACALP also share in the management fees generated by separate accounts, privately offered pooled investment vehicles, and registered investment companies under management which generally have similar investment objectives and invest in the same securities and instruments as the MLP & Energy Income Fund. In some cases these accounts may also pay an incentive allocation based on the performance of the applicable portfolio.

Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Levin Capital Strategies, L.P. (“LCS”)
Transamerica Large Cap Value
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John Levin	2	$2.32 billion	3	$102.2 million	203	$1.12 billion
Jack Murphy	2	$2.32 billion	10	$872.4 million	51	$2.74 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John Levin	0	$0	2	$92.1 million	3	$99.3 million
Jack Murphy	0	$0	0	$0	0	$0
Conflict of Interest
LCS has established policies and procedures to monitor and resolve conflicts with respect to investment opportunities in a manner it deems fair and equitable.
•	The fund and other accounts are similarly managed;
•	LCS follows detailed written allocation procedures designed to allocate securities purchases and sales between the fund and the other investment advisory accounts in a fair and equitable manner;
•	LCS will not execute fund related portfolio transactions through its affiliated FINRA registered broker/dealer;
•	LCS generally does not execute cross trades and LCS has adopted policies and procedures limiting the ability of any portfolio manager to cross trade securities between the fund and other accounts and;
•	All allocations are subject to daily review by LCS’s Chief Compliance Officer.
Compensation
LCS has a compensation policy designed to attract, motivate and retain talented personnel in a competitive market and to align the interests of its investment professionals with those of its clients and overall firm results. Our compensation package consists of both a base salary and a bonus. Bonuses are entirely at the discretion of LCS management and are based on various factors including: the individual employee performance, profitability of LCS and overall contribution of the individual employee. There is no particular weighting or formula for considering the factors. Full discretion remains in the hands of management to avoid any potential creation of unintended incentives including risk.
Employees are typically evaluated at mid-year and calendar year end. Employee bonuses are usually paid on a calendar year end basis. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other LCS employees.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Logan Circle Partners, LP (“Logan Circle”)
Transamerica Emerging Markets Debt
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Todd Howard, CFA	3	$1.20 billion	3	$779 million	4	$150 million
Scott Moses, CFA	3	$1.17 billion	3	$779 million	4	$150 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Todd Howard, CFA	1	$103 million	0	$0	0	$0
Scott Moses, CFA	1	$103 million	0	$0	0	$0
Conflicts of Interest
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.
Logan Circle has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Logan Circle and/or its affiliates manage accounts certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the fund and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of the fund’s investments could be adversely affected by the manner in which the Logan Circle enters particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as Logan Circle may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.
Logan Circle has adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with Logan Circle’s duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. Logan Circle will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of Logan Circle permits a fair and equitable allocation over time.
Logan Circle will manage the fund and other client accounts in accordance with their respective investment objectives and guidelines. As a result, Logan Circle may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice Logan Circle may give to the fund, or may involve a different timing or nature of action than with respect to the fund. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of the fund may differ significantly from the results achieved by Logan Circle for other client accounts.
Compensation
Logan Circle is a wholly owned subsidiary of MetLife, Inc. The program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of the firm. The incentive program is primarily comprised of three elements:
Base salary: Base salaries are generally reviewed annually and are based on market competiveness.
(ii) Short Term Awards: Individual awards in the form of an annual cash bonus are discretionary and non-formulaic based on firm as well as individual performance. Bonus compensation for senior investment professionals comprises a majority of their total compensation. This portion of compensation is determined subjectively based on qualitative and quantitative factors. Compensation is impacted by the performance of investments under management (i.e., delivering investment performance to clients consistent with portfolio objectives, guidelines and risk parameters) as well as an individual’s qualitative contributions to the organization.

(iii) Long term Awards: Senior level employees are eligible to receive long term equity incentives. These create the motivation for strong individual and business performance over time and the opportunity for long-term alignment with shareholder return and employee retention.
An investment professional's short and long term awards and the compensation is not tied to any pre-determined or specified level of investment performance.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Transamerica Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mathew J. Eagan, CFA	16	$38.2 billion	26	$11.4 billion	148	$22.9 billion
Daniel J. Fuss, CFA	13	$36.4 billion	10	$2.56 billion	136	$19.2 billion
Brian P. Kennedy	10	$35.3 billion	8	$5.71 billion	68	$10.96 billion
Elaine M. Stokes	11	$36.2 billion	20	$8.4 billion	153	$22.3 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mathew J. Eagan, CFA	0	$0	0	$0	4	$829 million
Daniel J. Fuss, CFA	0	$0	0	$0	4	$829 million
Brian P. Kennedy	0	$0	0	$0	0	$0
Elaine M. Stokes	0	$0	0	$0	4	$829 million
Conflict of Interest
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Compensation
Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.
While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.
Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.
The external benchmark used for the fixed income investment style utilized by Transamerica Bond is the Bloomberg Barclays US Government/Credit Index.

Mr. Fuss’s compensation is also based on his overall contributions to Loomis Sayles in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above.
In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.
Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because a Loomis Sayles uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.
Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:
•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.
The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants.
Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan was initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.
Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Morgan Stanley Investment Management Inc. (“Morgan Stanley”)
Transamerica Capital Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	18	$10.66 billion	11	$10.13 billion	12	$2.58 billion
Sam G. Chainani, CFA	25	$9.24 billion	11	$8.10 billion	11	$2.46 billion
David S. Cohen	25	$9.24 billion	11	$8.10 billion	11	$2.46 billion
Armistead B. Nash	25	$9.24 billion	11	$8.10 billion	11	$2.46 billion
Alexander T. Norton	25	$9.24 billion	11	$8.10 billion	11	$2.46 billion
Jason C. Yeung, CFA	25	$9.24 billion	11	$8.10 billion	11	$2.46 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	2	$681.4 million
Sam G. Chainani, CFA	0	$0	0	$0	2	$681.4 million
David S. Cohen	0	$0	0	$0	2	$681.4 million
Armistead B. Nash	0	$0	0	$0	2	$681.4 million
Alexander T. Norton	0	$0	0	$0	2	$681.4 million
Jason C. Yeung, CFA	0	$0	0	$0	2	$681.4 million
Conflict of Interest
Morgan Stanley Investment Management Inc. (“MSIM”) and/or its affiliates (together “Morgan Stanley”) provide a broad array of discretionary and non-discretionary investment management services and products for institutional accounts and individual investors. In addition, Morgan Stanley is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions and other activities. Investors should be aware that there will be occasions when Morgan Stanley may encounter potential conflicts of interest in connection with its investment management services.
Other Accounts. In addition to responsibilities with respect to the management and investment activities of the Fund, MSIM and its affiliates may have similar responsibilities with respect to various other existing and future pooled investment vehicles and client accounts. Such other private investment funds, registered investment companies and any other existing or future pooled investment vehicles and separately managed accounts advised or managed by MSIM or any of its affiliates are referred to in this Statement of Additional Information collectively as the “Other Accounts.” The existence of such multiple vehicles and accounts necessarily creates a number of potential conflicts of interest.
Investment Activities of the Fund and Other Accounts. In the course of providing investment advisory or other services to Other Accounts, MSIM and its affiliates might come into possession of material, nonpublic information that affects MSIM’s ability to buy, sell or hold Fund investments. In addition, affiliates of MSIM might own, and effect transactions in, securities of companies which MSIM and/or its affiliates cover in investment research materials or to whom affiliates of MSIM provide investment banking services or make a market in such securities, or in which MSIM, its affiliates and their respective shareholders, members, managers, partners, directors, officers and employees have positions of influence or financial interests. As a result, such persons might possess information relating to such securities that is not known to the individuals of MSIM responsible for managing the Fund's investments, or might be subject to confidentiality or other restrictions by law, contract or internal procedures.
The terms under which MSIM and its affiliates provide management and other services to Other Accounts may differ significantly from those applicable to the Fund. In particular, arrangements with certain Other Accounts might provide for MSIM and its affiliates to receive fees that are higher than the Advisory Fees payable by shareholders of the Fund. MSIM does not receive performance-based compensation in respect of its investment management activities on behalf of the Fund, but may simultaneously manage Other Accounts for which MSIM receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Fund, which may create a conflict of interest.
Potential conflicts also may arise due to the fact that certain securities or instruments may be held in some Other Accounts but not in the Fund, or certain Other Accounts may have different levels of holdings in certain securities or instruments than those of the Fund. In addition, MSIM or its affiliates may give advice or take action with respect to the investments of one or more Other Accounts that may not be given or taken with respect to the Fund or Other Accounts with similar investment programs, objectives, and strategies. Accordingly, the Fund and Other Accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. MSIM and its affiliates also may advise Other Accounts with conflicting programs, objectives or strategies. Different clients, including funds advised by MSIM or an affiliate, may invest in different classes of securities of the same issuer, depending on the respective client's investment objectives and policies. As a result, MSIM and its affiliates may at times seek to satisfy their fiduciary obligations to certain Other Accounts owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of such Other Accounts with respect to such class of securities, and those activities may have an adverse effect on the Fund or certain Other Accounts, which may own a different class of securities of such issuer.
Allocation of Investment Opportunities between Fund and Other Accounts. MSIM expects to conduct the Fund's investment program in a manner that is similar to the investment programs of certain of the Other Accounts, particularly where the investment objectives and policies of Other Accounts overlap (in whole or in part) with those of the Fund. However, there are or are expected to be differences among the Fund and the Other Accounts with respect to investment objectives, investment strategies, investment parameters and restrictions, portfolio management personnel, tax considerations, liquidity considerations, legal and/or regulatory considerations, asset levels, timing and size of investor capital contributions and withdrawals, cash flow considerations, available cash, market conditions and other criteria deemed relevant by MSIM and its affiliates (the nature and extent of the differences will vary from fund to fund). Furthermore, MSIM may manage or advise multiple Accounts (including Other Accounts in which Morgan Stanley and its personnel have an interest) that have investment objectives that are similar to the Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited.
Notwithstanding these differences, there may be circumstances where the Fund and all Other Accounts participate in parallel investment transactions at the same time and on the same terms. MSIM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and any Other Account. To the extent that MSIM seeks to acquire the same security at the same time for more than one client account, it may not be possible to acquire a sufficiently large quantity of the security, or the price at which the security is obtained for clients may vary. Similarly, clients may not be able to obtain the same price for, or as large an execution of, an order to sell a particular security when MSIM is trading for more than one account at the same time. If MSIM manages accounts that engage in short sales of securities of the type in which the Fund invests, MSIM could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
Transactions with Affiliates. MSIM might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. MSIM will not purchase securities on behalf of the Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by MSIM on behalf of the Fund from an affiliate acting as a placement agent must meet the requirements of applicable law.
Furthermore, Morgan Stanley may face conflicts of interest when the Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
Compensation
Portfolio Manager Compensation Structure
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
•	Cash Bonus.
•	Deferred Compensation:
•	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
•	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis.

Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
•	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
•	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
•	Revenue and profitability of the Firm
•	Return on equity and risk factors of both the business units and Morgan Stanley
•	Assets managed by the portfolio manager
•	External market conditions
•	New business development and business sustainability
•	Contribution to client objectives
•	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods.
•	Individual contribution and performance
Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
Other Accounts Managed by the Portfolio Managers
Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub- Advisers may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Advisers’ employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Morningstar Investment Management LLC
Transamerica Asset Allocation – Conservative Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John McLaughlin, CFA	19	$6.88 billion	0	$0	24,212	$3.27 billion
Dan McNeela, CFA	8	$6.82 billion	0	$0	24,212	$3.27 billion
Michael Stout, CFA	8	$6.82 billion	0	$0	30,367	$3.98 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John McLaughlin, CFA	0	$0	0	$0	0	$0
Dan McNeela, CFA	0	$0	0	$0	0	$0
Michael Stout, CFA	0	$0	0	$0	0	$0
Transamerica Asset Allocation – Growth Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John McLaughlin, CFA	19	$6.46 billion	0	$0	24,212	$3.27 billion
Dan McNeela, CFA	8	$6.39 billion	0	$0	24,212	$3.27 billion
Michael Stout, CFA	8	$6.39 billion	0	$0	30,367	$3.98 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John McLaughlin, CFA	0	$0	0	$0	0	$0
Dan McNeela, CFA	0	$0	0	$0	0	$0
Michael Stout, CFA	0	$0	0	$0	0	$0
Transamerica Asset Allocation – Moderate Growth Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John McLaughlin, CFA	19	$5.31 billion	0	$0	24,212	$3.27 billion
Dan McNeela, CFA	8	$5.24 billion	0	$0	24,212	$3.27 billion
Michael Stout, CFA	8	$5.24 billion	0	$0	30,367	$3.98 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John McLaughlin, CFA	0	$0	0	$0	0	$0
Dan McNeela, CFA	0	$0	0	$0	0	$0
Michael Stout, CFA	0	$0	0	$0	0	$0

Transamerica Asset Allocation – Moderate Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John McLaughlin, CFA	19	$6.02 billion	0	$0	24,212	$3.27 billion
Dan McNeela, CFA	8	$5.95 billion	0	$0	24,212	$3.27 billion
Michael Stout, CFA	8	$5.95 billion	0	$0	30,367	$3.98 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John McLaughlin, CFA	0	$0	0	$0	0	$0
Dan McNeela, CFA	0	$0	0	$0	0	$0
Michael Stout, CFA	0	$0	0	$0	0	$0
Conflict of Interest
The Portfolio Construction Manager is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”). As part of its overall operation, Morningstar is engaged in the business of providing ratings and analysis on financial products. A potential conflict of interest exists since Morningstar could be providing ratings and analysis on products to which the Portfolio Construction Manager provides services. First, Morningstar will not create analyst commentary for portfolios in which Morningstar’s subsidiaries act as a portfolio construction manager/sub-adviser. This commentary is general subjective in nature and could represent a conflict of interest. This means that the portfolios in which the Portfolio Construction Manager is involved with will not receive written analyst commentary from Morningstar. However, such portfolios will receive Morningstar RatingsTM. These ratings are purely quantitative and, therefore, cannot be biased by subjective factors. Also, the Morningstar Style BoxTM assignment is primarily based on quantitative characteristics of the underlying securities in the portfolio. The initial assignment and subsequent style box changes follow established procedures and are subject to review by personnel within the Morningstar Data business unit – a separate and distinct unit within Morningstar. A situation may occur where personnel of the Portfolio Construction Manager provide information to the Morningstar Data unit to clarify style box assignment. However, the assignment process takes place and is monitored by a Morningstar business unit that is completely independent from the Portfolio Construction Manager.
Finally, the Portfolio Construction Manager acts as a portfolio construction manager/sub-adviser to other fund-of-funds products affiliated with Transamerica Funds. Similar to its responsibilities with Transamerica Funds, for these other fund-of-funds products, the Portfolio Construction Manager determines the asset allocation percentages, selects underlying funds based on an investment universe defined by a party other than the Portfolio Construction Manager, provides trading instructions to a custodian and performs ongoing monitoring of the asset allocation mix and underlying funds. Given that the underlying holdings of these other fund-of-funds products and the asset allocation portfolios within Transamerica Funds are registered mutual funds and that investment universe from which underlying holdings are chosen from are determined by someone other than Portfolio Construction Manager, potential conflicts of favoring one product over another in terms of investment opportunities are greatly mitigated.
Compensation
All of the above mentioned co-portfolio managers’ compensation includes salary and an annual discretionary bonus. The salary is set at a fixed amount and is determined by management and managers of the employees of Morningstar Investment Management LLC. Portfolio managers and their team members are paid a base salary, plus a discretionary bonus. The bonus has two components. The first component is based on select portfolio investment performance and risk metrics versus a corresponding benchmark over three and five-year periods. The second component is determined by the company and business unit’s overall annual revenue and profitability as well as the individual’s contribution to the business unit.
The fee for consulting on the funds accounts for a portion of the revenue and earnings of the investment consulting advisory activities of Morningstar Investment Management, and because that fee is based on the assets under management in the funds, there is an indirect relationship between the assets under management in the funds and the bonus payout to the portfolio manager.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own shares of any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Michael Stout, CFA	$500,000 - $1,000,000	Transamerica Asset Allocation – Growth Portfolio

OppenheimerFunds, Inc. (“Oppenheimer”)
Transamerica Developing Markets Equity
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Justin Leverenz, CFA	8	$42.0 billion	3	$4.70 billion	2	$398.4 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Justin Leverenz, CFA	0	$0	0	$0	0	$0
Conflict of Interest
The investment activities of the Manager, the Sub-Adviser and their affiliates with respect to other funds and accounts they manage may present potential conflicts of interest that could, under certain circumstances, disadvantage or adversely affect the Fund and its shareholders. The Manager, the Sub-Adviser or their affiliates advise other funds and accounts that have investment objectives and strategies that differ from, and may be contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager, the Sub-Adviser or their affiliates may also have conflicting interests arising from investment objectives and strategies that are similar to those of the Fund. For example, those funds and accounts may engage in, and compete for, the same types of investment opportunities as the Fund or invest in securities of the same issuers that have different features and interests as compared to securities held by the Fund. These features (such as seniority, guarantees and differential voting rights) may, under certain circumstances, come into conflict with or disadvantage securities held by the Fund. Because the Manager, the Sub-Adviser and their affiliates may carry out the investment activities of those other funds or accounts without regard to the investment objectives or performance of the Fund, it is possible that the value of investments held by the Fund or the Fund's investment strategies may be adversely affected.
The Fund's investment performance will usually differ from the performance of other funds or accounts that are also advised by the Fund's Manager, the Sub-Adviser or their affiliates even in cases where the investment objectives and strategies of the relevant funds or accounts are similar. When managing multiple funds or accounts, the Fund's Manager, the Sub-Adviser and their affiliates may make decisions with respect to investment positions held by certain funds or accounts that may cause the Fund to experience losses during periods in which other funds or accounts achieve gains. This may include causing another fund or account to take actions with respect to an issuer's liquidation, restructuring, default or corporate actions that may conflict with the interests of the Fund. Similar conflicts may also arise when the Fund and other funds or accounts invest in different parts of an issuer's capital structure, such as when the Fund holds equity or debt obligations of an issuer, and another fund or account holds more senior (or junior) debt obligations of the same issuer, or when the Fund and other funds or accounts hold securities of different issuers that have competing claims to the same assets or sources of payment. In such circumstances, decisions regarding whether to trigger an event of default, the terms of any potential workout or restructuring of a distressed issuer, liquidating or selling an investment, corporate actions, litigation or other investment decisions may, and often do, result in conflicts of interest. The Fund may receive lower returns on its investment in an issuer as a result of actions taken with respect to the same or related issuers by other investors, including other funds or accounts managed by the Manager, the Sub-Adviser or their affiliates.
The Fund's Manager, the Sub-Adviser or their affiliates may manage funds or accounts with different fee rates and/or fee structures, including funds or accounts that pay advisory fees based on account performance (“performance fee accounts”). Such differences in fee arrangements may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. For example, the Manager, the Sub-Adviser or their affiliates could potentially allocate the most attractive investments to higher-fee accounts or performance fee accounts, or the trading of higher-fee accounts could potentially be favored as to timing and/or execution price.
The Manager and the Sub-Adviser have adopted policies and procedures designed to mitigate where possible potential conflicts of interest identified by the Manager and the Sub-Adviser. However, such policies and procedures may also limit the Fund's investment activities and affect its performance. For example, the investment activities of such funds or accounts may result in the Manager's, the Sub-Adviser's or their affiliates' receipt of material non-public information concerning certain securities, which could lead to restrictions in the trading of such securities or other investment activities of the Fund or other funds or accounts managed by the Manager, the Sub-Adviser or their affiliates. In certain cases, the Fund's Manager, the Sub-Adviser or their affiliates may avoid certain investment opportunities or actions that would potentially give rise to conflicts with other funds or accounts, which could also have the effect of limiting the Fund's investment opportunities and performance. In other cases, the Fund's Manager, the Sub-Adviser or their affiliates may choose not to or fail to avoid investment opportunities or action that would potentially give rise to conflicts with other funds or accounts, which could under certain circumstances disadvantage the Fund while advantaging other funds or accounts or vice versa.
The Manager, the Sub-Adviser and their affiliates may also face other potential conflicts of interest in managing the Fund, and the information above is not a complete description of every conflict that could be deemed to exist when simultaneously managing the Fund and other funds and accounts.

Compensation
Portfolio managers are employed and compensated by Oppenheimer or an affiliate, not by the fund. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager's compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager's responsibilities managing different funds or accounts.
Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.
The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.
The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one-, three- and five-year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. Performance is measured on a pre-tax basis. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.
The discretionary portion of the annual bonus is determined by senior management of the Subadviser and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.
Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of the Subadviser's holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive between 20% and 50% of their annual long-term award component in the form of a deferred cash award indexed to the portfolio(s) and fund(s) managed. These awards settle in cash at the end of a three-year vesting period. Through this long-term award component, the interests of the portfolio managers are further aligned with those of fund shareholders.
The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager's compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.
The Morningstar peer group category for Mr. Leverenz with respect to Transamerica Developing Markets is Morningstar- Diversified Emerging Markets.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Pacific Investment Management Company LLC (“PIMCO”)
Transamerica Total Return
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mark Kiesel	20	$141.1 billion	64	$77.9 billion	121	$68.1 billion
Scott Mather	19	$115.1 billion	19	$13.4 billion	81	$26.6 billion
Mihir Worah	55	$135.1 billion	32	$19.7 billion	43	$21.5 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mark Kiesel	0	$0	9	$11.02 billion	14	$6.1 billion
Scott Mather	0	$0	0	$0	5	$2.9 billion
Mihir Worah	0	$0	1	$142 million	5	$1.7 billion
Conflicts of Interest
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PMCO to, among other things, vote proxies or redeem shares of a Portfolio in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.
Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Funds or other accounts may result in certain Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.
Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. Moreover, a Fund or other account managed by PIMCO may invest in a transaction in which one or more other Funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.
Compensation
PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:
▪ PIMCO’s pay practices are designed to attract and retain high performers;
▪ PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy;
▪ PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
▪ PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.
The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:
Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:
•	Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
•	Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
•	Contributions to mentoring, coaching and/or supervising members of team;
•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.
PIMCO's partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.
Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•	The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.
•	The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.
•	The Carried Interest Compensation Plan awards entitle eligible individuals who provide services to PIMCO’s Alternative Funds a percentage (“points”) of the carried interest otherwise payable to PIMCO in the event that the applicable performance measurements described in the Alternative Fund's partnership agreements are achieved. The awards are granted before any payments are made in respect of the awards and payout is contingent on long-term performance, and are intended to align the interests of the employees with that of PIMCO and the investors in the Alternative Funds. While subject to forfeiture and vesting terms, payments to participants are generally made if and when the applicable carried interest payments are made to PIMCO.
Eligibility to participate in LTIP, the M Unit program, and the Carried Interest Compensation Plan is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.
Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

PineBridge Investments LLC (“PineBridge”)

Transamerica Inflation Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Roberto Coronado	4	$1.27 billion	3	$454 million	2	$403 million
Gunter H. Seeger	2	$367 million	2	$302 million	0	$0
Robert A. Vanden Assem, CFA	10	$4.11 billion	52	$3.72 billion	49	$13.05 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Roberto Coronado	0	$0	0	$0	0	$0
Gunter H. Seeger	0	$0	0	$0	0	$0
Robert A. Vanden Assem, CFA	0	$0	0	$0	0	$0
Transamerica Unconstrained Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Roberto Coronado	4	$1.27 billion	3	$454 million	2	$403 million
Peter Hu, CFA	3	$763 million	2	$1.36 billion	7	$1.57 billion
Michael J. Kelly, CFA	8	$2.81 billion	11	$2.73 billion	35	$11.3 billion
Steven Oh, CFA	2	$298 million	26	$8.64 billion	22	$7.05 billion
Robert A. Vanden Assem, CFA	10	$4.11 billion	52	$3.72 billion	49	$13.05 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Roberto Coronado	0	$0	0	$0	0	$0
Peter Hu, CFA	0	$0	0	$0	0	$0
Michael J. Kelly, CFA	0	$0	0	$0	0	$0
Steven Oh, CFA	0	$0	0	$0	0	$0
Robert A. Vanden Assem, CFA	0	$0	0	$0	0	$0
Conflict of Interest
PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations.
Compensation
Compensation for all PineBridge Investments portfolio managers consists of both a salary and a bonus component. The Salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge Investments. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.
Ownership of Securities
As of October 31, 2017, none of the portfolio manager(s) owned any securities in the fund(s).

QS Investors, LLC (“QS Investors”)
Transamerica Dynamic Allocation
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam J. Petryk, CFA	35	$9.24 billion	34	$6.33 billion	5	$0.48 billion
Thomas Picciochi	35	$9.24 billion	34	$6.33 billion	5	$0.48 billion
Ellen Tesler	35	$9.24 billion	34	$6.33 billion	5	$0.48 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam J. Petryk, CFA	0	$0	0	$0	1	$0.07 billion
Thomas Picciochi	0	$0	0	$0	1	$0.07 billion
Ellen Tesler	0	$0	0	$0	1	$0.07 billion
Transamerica Dynamic Income
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam J. Petryk, CFA	35	$9.49 billion	34	$6.33 billion	5	$0.48 billion
Thomas Picciochi	35	$9.49 billion	34	$6.33 billion	5	$0.48 billion
Ellen Tesler	35	$9.49 billion	34	$6.33 billion	5	$0.48 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam J. Petryk, CFA	0	$0	0	$0	1	$0.07 billion
Thomas Picciochi	0	$0	0	$0	1	$0.07 billion
Ellen Tesler	0	$0	0	$0	1	$0.07 billion
Conflicts of Interest
Potential Conflicts of Interest
QS Investors maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.
•	Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.
•	QS Investors has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, or market restrictions.
•	Similar Investment Strategies. QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by QS Investors methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.
•	Different Investment Strategies. QS Investors may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, QS Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

•	Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. To manage conflicts that may arise from management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management.
•	Personal Holdings and Transactions. Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors also allows its employees to trade in securities that it recommends to advisory clients. QS Investors purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by QS Investors for its client accounts. QS Investors and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by QS Investors. This may result in a potential conflict of interest since QS Investors’ employees have knowledge of such funds’ investment holdings, which is non-public information. QS Investors has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing pre-clearance and reporting requirements, blackout periods, supervisory oversight, and other measures designed to reduce conflict.
Portfolio Manager Compensation
Compensation for all investment professionals includes a combination of base salary and annual discretionary bonus as well as a generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:
•	Competitive base salaries;
•	Individual discretionary bonuses based on the investment professional’s added value to the products for which they are responsible. Bonuses are not directly tied to peer group and/or relative performance to any benchmark. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of a portfolio manager contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Other factors taken into consideration include the individual’s contributions to model and investment process research, risk management, client service and new business development; and
•	Corporate profit sharing.
Certain investment professionals may also have longer-term incentive packages that are tied to the success of the organization.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not own any shares of the fund(s).

Quantum Capital Management (“Quantum”)
Transamerica Mid Cap Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Howard Aschwald, CFA	0	$0	0	$0	142	$115.1 million
Tim D. Chatard, CFA	0	$0	0	$0	5	$287.6 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Howard Aschwald, CFA	0	$0	0	$0	0	$0
Tim D. Chatard, CFA	0	$0	0	$0	0	$0
Compensation
Quantum Capital’s investment strategies are managed on a team-oriented basis by an investment committee comprised of portfolio managers who are also sector analysts. Industry publications, such as Moss Adams and Advent/Investment Advisor Association Compensation Studies, are a source for determining compensation factors for Quantum’s current AUM size, staffing, etc. Portfolio Managers/Sector Analysts are compensated with a competitive base salary and incentive bonus pool tied to twelve-month firm gross revenue, twelve-month sector level performance attribution relative to its benchmark (ie., Quantum Mid Cap Growth vs. the Russell Mid Cap Growth Index), and qualitative factors. Quantum Capital has a 401(k) defined contribution plan. In addition, key personnel may participate in an equity interest pool as part of their future compensation incentive.
Conflicts of Interest
In the event that Quantum Capital acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any share of the fund(s).

Ranger Investment Management, L.P. (“Ranger”)
Transamerica Small Cap Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
W. Conrad Doenges	4	$276 million	5	$97 million	19	$965 million
Andrew Hill	4	$276 million	5	$97 million	19	$965 million
Joseph LaBate	4	$276 million	5	$97 million	19	$965 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
W. Conrad Doenges	0	$0	0	$0	0	$0
Andrew Hill	0	$0	0	$0	0	$0
Joseph LaBate	0	$0	0	$0	0	$0
Conflicts of Interest
Ranger recognizes that there are conflicts of interests which are common to the investment industry and/or specific to Ranger, and implements policies and procedures which seek to mitigate such conflicts.
As a fiduciary, Ranger has an affirmative duty to act in the best interests of its clients and to make full and fair disclosure of material facts, particularly where Ranger’s interests may conflict with those of its clients. Ranger’s compliance program requires each employee to act with integrity, competence, diligence, respect, and in an ethical manner when dealing with current and prospective clients, other employees and colleagues in the investment profession, and other participants in the global capital markets. Ranger expects employees to place the interests of clients above their own personal interest and to avoid any actual or potential conflicts of interest.
Multiple Clients
Ranger manages client accounts other than Transamerica Small Cap Growth. An inherent conflict to an advisor managing more than one client account is the potential for one client to receive less time, attention or investment opportunity than another client with either more assets under management or a more lucrative fee structure. Ranger’s compliance program addresses this potential conflict by requiring that orders for securities are aggregated and allocated on a pro rata basis in accordance with each account’s investment guidelines as determined exclusively by Ranger’s portfolio manager or his designee. Differences in allocation proportions may occur due to tax considerations, avoidance of odd lots or de minimis numbers of shares, and investment strategies of the accounts. In order to verify compliance with these policies and procedures, Ranger conducts regular reviews of the order allocation process.
As a general matter, Ranger believes that aggregation and pro rata allocation of orders for multiple client accounts is consistent with its duty to seek best execution for its clients. However, in any case in which Ranger believes that aggregation and pro rata allocation of a client order is not consistent with its duty to seek best execution, it will not affect the transaction on an aggregated basis.
Personal Trading
Potential conflicts of interest may exist with respect to the personal trading activities of an advisor’s employees in relation to trading on behalf of such advisor’s clients. An employee trading securities in his or her account prior to trading the same security on behalf of clients (commonly known as “front-running”) is an example of such a conflict. To mitigate this conflict, Ranger requires employees to adhere to certain personal trading procedures overseen by the Chief Compliance Officer, Deputy CCO and compliance officer (the “Compliance Team”). For example, employees are required to receive pre-clearance from a member of Ranger’s Compliance Team prior to engaging in securities transactions in their personal accounts or securities transactions in personal accounts may, in the alternative, be prohibited by the Firm. Employees may purchase or sell a security once such employee has complied with the preclearance and other personal security transaction policies set forth in Ranger’s compliance program, which oversees the prohibition against front running client accounts and/or acting upon inside information. This process, verification of adherence and record keeping is partially facilitated through the use of specific compliance software as well as regular monitoring and risk-based testing procedures conducted by the Compliance Team.
Soft Dollars
Ranger seeks to employ a soft dollar policy that falls within the safe harbor established by Section 28(e) of the Securities Exchange Act of 1934. Ranger’s use of soft dollar credits to pay for research and brokerage products or services might otherwise be borne by Ranger. Accordingly, there is a potential conflict of interest between a client’s interests in obtaining best execution and Ranger’s receipt of and payment for research through brokerage allocations as described above. To the extent Ranger obtains brokerage and research services that it otherwise would acquire at its own expense, Ranger may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

Research services, as that term is used in Section 28(e)(3), may include both services generated internally by a broker’s own research staff and services obtained by the broker from a third-party research firm. The research services obtained may include a broad variety of financial and related information and services, including written or oral research and information relating to the economy, industries or industry segments, a specific company or group of companies, software or written financial data, electronic or other quotations or market information systems, financial or economic programs or seminars, or other similar services or information Ranger believes enhances its advisory functions and services. The soft dollar research Ranger obtains normally benefits many accounts rather than just the one(s) for which the order is being executed, and Ranger may not use all research in connection with the account(s) which paid commissions to the broker providing the research.
Generally, Ranger will attempt to place portfolio transactions with broker dealers who, in its opinion, provide the best combination of price and execution (including brokerage commissions). However, Ranger may pay a broker dealer a commission for effecting a transaction in excess of commission charged by another broker or dealer as long as Ranger makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.
To mitigate potential conflict of interest posed by soft dollar usage, Ranger implements compliance procedures to actively monitor soft dollar usage in context to its best execution policy. In addition, Ranger maintains an internal allocation procedure to identify those brokers who provided it with research and execution services that Ranger considers useful to its investment decision-making process.
Compensation
Ranger’s portfolio manager is a principal of the Firm and is entitled to profits interest in the Firm, which is a function of Ranger’s profitability after all operating expenses including bonuses. The portfolio manager is generally also entitled to a salary and a variable annual bonus.
Bonuses are a function of Ranger’s revenues, asset growth, how well the overall portfolio has performed, a team member’s contribution to the client service function, input to the investment process and willingness to work in a team environment.
Ranger also tries to promote employee stability through 401(k) matching and an excellent healthcare package. Stability is also promoted with other non-monetary benefits such as: continuing education programs and team building outings.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Rockefeller & Co., Inc.
Transamerica Global Equity
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jimmy C. Chang, CFA	5	$683 million	13	$1.72 billion	404	$4.42 billion
David P. Harris, CFA	2	$476 million	16	$1.95 billion	214	$3.66 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jimmy C. Chang, CFA	0	$0	0	$0	1	$379 million
David P. Harris, CFA	0	$0	0	$0	1	$379 million
Compensation
The Portfolio Managers’ compensation consists of a combination of competitive base salary, a discretionary annual bonus, and in the case of Managing Directors and certain other senior professionals, participation in the firm’s Stock Incentive Plan, which is long-term in nature and designed to attract and retain senior professionals and to promote the growth of long-term shareholder value through a close alignment of interests. Bonus compensation is determined by the Adviser and incorporates individual, team and firm performance.
Conflicts of Interest
Potential conflicts of interest may arise in connection with the Portfolio Managers’ management of the Funds’ investments and the management of the investments of “other accounts”. The other accounts may have the same or similar investment objectives and strategies as the Funds but may be subject to different management fee structures than the Funds. Therefore, a potential conflict of interest may arise as a result of the similarities in investment objectives and strategies, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Funds. The Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any share of the fund(s).

Schroder Investment Management North America Inc. (“SIMNA”)
Transamerica International Small Cap
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew Dobbs	2	$2.52 billion	9	$4.34 billion	4	$1.05 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew Dobbs	1	$2.52 billion	3	$1.26 billion	2	$450 million
Conflict of Interest
Whenever the portfolio manager of the fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the fund may be seen itself to constitute a conflict with the interest of the fund.
The portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.
Schroders plc (“Schroders”) manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.
The structure of the portfolio manager’s compensation may give rise to potential conflicts of interest. Each portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.
Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation
Schroders fund managers are paid in a combination of base salary and annual bonus, as well as the standard retirement, health, and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long-term incentive program.
Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee’s responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.
Bonuses for fund managers, including Mr. Dobbs, may be comprised of an agreed contractual floor and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assess the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers, Schroders assess the performance of their funds relative to competitors and to the relevant benchmarks (which may be internally- and/or externally-based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation.
For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders’ funds. These deferrals vest over a period of three years and ensure that the interests of the employee are aligned with those of the shareholder and with those of investors. Over recent years, Schroders has increased the level of deferred awards and as a consequence these key employees have an increasing incentive to remain with Schroders as their store of unvested awards grows over time.
For the purposes of determining the portfolio manager’s bonus, the relevant external benchmarks for performance comparison includes a blend of international small cap benchmarks.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Systematic Financial Management, L.P. (“Systematic”)
Transamerica Small Cap Core
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Eoin E. Middaugh, CFA	0	$0	0	$0	15	$253 million
D. Kevin McCreesh, CFA	0	$0	0	$0	58	$319 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Eoin E. Middaugh, CFA	0	$0	0	$0	1	$162 million
D. Kevin McCreesh, CFA	0	$0	0	$0	1	$73 million
Transamerica Small/Mid Cap Value - Systematic
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kenneth Burgess, CFA	1	$241 million	0	$0	114	$996 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kenneth Burgess, CFA	0	$0	0	$0	0	$0
Conflict of Interest
Portfolio managers of Systematic Financial Management, LP (“Systematic”) oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. The simultaneous management of these diverse accounts and specific client circumstances may create perceived conflicts of interest related to differences in the investment management fees charged and unequal time and attention devoted to certain accounts. However, Systematic recognizes its affirmative duty to treat all accounts fairly and equitably over time and maintains a series of controls in furtherance of this goal.
Generally, portfolio managers apply investment decisions to all accounts utilizing a particular strategy on a pro rata basis, while also accounting for varying client circumstances, including client objectives and preferences, instructions, restrictions, account size, cash availability and current specific needs. Nevertheless, during the normal course of managing assets for multiple clients of different types and asset levels, portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve, without limitation, investment security selection, employee personal securities trading, proxy voting and the allocation of investment opportunities. To mitigate these potential conflicts and ensure its clients are not negatively impacted by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures that are overseen by compliance professionals and, in Systematic’s view, reasonably designed to prevent and detect conflicts.
For example, Systematic’s Code of Ethics restricts employees’ personal securities trading, forbids employees from giving, soliciting or accepting inappropriate gifts and entertainment and requires employees to receive explicit approval prior to serving as a board member or officer of a public company or rendering outside investment advice. Additionally, to effectively remove conflicts of interest related to voting proxies for accounts that have delegated such authority to Systematic, Systematic has a Proxy Voting Policy that provides for an independent third-party proxy voting agent, which agent’s pre-determined voting policy guidelines Systematic has adopted. Systematic’s Allocation and Aggregation and Trade Error Correction policies similarly seek to reduce potential conflicts of interest by promoting the fair and equitable allocation of investment opportunities among client accounts over time and the consistent resolution of trading errors.
Notably, Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds a majority interest in Systematic through AMG’s wholly-owned subsidiary, Titan NJ LP Holdings LLC. Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic. The AMG Affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients.
Compensation
Certain Systematic employees share equity ownership with AMG as Partners, which may serve to incentivize Systematic’s investment professionals to perform successfully.
The compensation package for portfolio managers Eoin E. Middaugh, CFA, D. Kevin McCreesh, CFA, and Kenneth Burgess, CFA, all of whom are Managing Partners of Systematic, consists of a fixed base salary, and a share of the Firm’s profits based on each Partner’s respective individual ownership position in Systematic. Total compensation is influenced by Systematic’s overall profitability, and therefore is based in part on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic.
Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other Systematic employees.
Ownership of Securities
As of October 31, 2017 the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Eoin E. Middaugh, CFA	$100,001 - $500,000	Transamerica Small Cap Core
D. Kevin McCreesh, CFA	$100,001 - $500,000	Transamerica Small/Mid Cap Value
D. Kevin McCreesh, CFA	$100,001 - $500,000	Transamerica Small Cap Core
Kenneth Burgess, CFA	$100,001 - $500,000	Transamerica Small/Mid Cap Value

Thompson, Siegel & Walmsley LLC (“TSW”)
Transamerica International Equity
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brandon H. Harrell, CFA	5	$2.57 billion	6	$1.90 billion	14	$3.87 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brandon H. Harrell, CFA	0	$0	0	$0	0	$0
Transamerica International Small Cap Value
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brandon H. Harrell, CFA	5	$7.03 billion	6	$1.90 billion	14	$3.87 billion
Stedman D. Oakey, CFA	0	$0	2	$462.8 million	3	$562.1 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brandon H. Harrell, CFA	0	$0	0	$0	0	$0
Stedman D. Oakey, CFA	0	$0	0	$0	0	$0
Transamerica Mid Cap Value Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brett P. Hawkins, CFA	3	$1.18 billion	1	$76 million	45	$3.47 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brett P. Hawkins, CFA	0	$0	0	$0	2	$24.7 million
Transamerica Small/Mid Cap Value – TSW
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brett P. Hawkins, CFA	3	$2.02 billion	1	$76 million	45	$3.47 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brett P. Hawkins, CFA	0	$0	0	$0	2	$24.7 million
Transamerica Strategic High Income
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
William M. Bellamy, CFA	1	$1.20 billion	0	$0	34	$209 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
William M. Bellamy, CFA	0	$0	0	$0	0	$0

Conflict of Interest
TSW seeks to minimize actual or potential conflicts of interest that may arise from its management of the Fund and management of non-Fund accounts. TSW has designed and implemented policies and procedures to address (although may not eliminate) potential conflicts of interest, including, among others, performance based fees; hedge funds; aggregation, allocation, and best execution or orders; TSW’s Code of Ethics which requires personnel to act solely in the best interest of their clients and imposes certain restrictions on the ability of Access Persons to engage in personal securities transactions for their own account(s), and procedures to ensure soft dollar arrangements meet the necessary requirements of Section 28(e) of the Securities Exchange Act of 1934. TSW seeks to treat all clients fairly and to put clients’ interests first.
Compensation
For each portfolio manager, TSW’s compensation structure includes the following components: base salary, annual incentive bonus, participation in an Employees’ Retirement Plan and the ability to participate in a voluntary income deferral plan.
•	Base Salary – Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager, as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.
•	Bonus – Each portfolio manager is eligible to receive an annual incentive bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration.
•	Defined Contribution Plan – At the discretion of TSW, a contribution may be made to the employer contribution account for eligible employees of the TSW Retirement Plan subject to IRS limitations.
•	Deferred Compensation Plan – Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax deferred returns.
•	Equity Plan – Key employees may be awarded deferred TSW equity grants. In addition, key employees may purchase TSW equity directly.
Each portfolio manager is eligible to participate in benefit plans and programs available generally to all employees of TSW.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
William M. Bellamy, CFA	$100,001 - $500,000	Transamerica Strategic High Income
Brandon H. Harrell, CFA	$100,001 - $500,000	Transamerica International Equity
Brandon H. Harrell, CFA	$50,001 - $100,000	Transamerica International Small Cap Value
Brett P. Hawkins, CFA	$100,001 - $500,000	Transamerica Mid Cap Value Opportunities
Stedman D. Oakey, CFA	$100,001 - $500,000	Transamerica International Small Cap Value

Torray LLC (“Torray”)
Transamerica Concentrated Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Nicholas C. Haffenreffer	3	$463 million	0	$0	190	$136 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Nicholas C. Haffenreffer	0	$0	0	$0	0	$0
Conflict of Interest
As indicated in the table above, portfolio managers at Torray LLC may manage accounts for multiple clients. The portfolio managers manage other registered investment companies, other types of pooled accounts (such as private investment funds), and separate accounts (i.e., accounts managed on behalf of individuals for public or private institutions). Portfolio managers at Torray LLC make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Because a portfolio manager’s compensation is affected by revenues earned by Torray LLC, the incentives associated with any given account may be higher or lower than those associated with other accounts. Torray LLC has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. Torray LLC monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings and other similar investment opportunities, and compliance with Torray LLC’s Code of Ethics.
Compensation
The Portfolio Manager is compensated with a combination of base salary, performance bonus and partnership distributions. Fifty-five percent of the performance bonus is based on relative peer performance using the following metrics: 11% for 1-year; 22% for 3-year; and 22% for 5-year. The balance (45%) of the performance compensation is based on the following categories: research and analysis (20%); client service and development (15%); team contributions and compliance (10%). In addition, the Portfolio Manager also has an equity interest in Torray, LLC, and receive profit-sharing payments.
Ownership of Securities
As of October 31, 2017 the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Nicholas C. Haffenreffer	$10,001 - $50,000	Transamerica Concentrated Growth

Wellington Management Company LLP (“Wellington Management”)
Transamerica US Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mammen Chally, CFA	14	$10.72 billion	4	$221.6 million	10	$1.14 billion
Douglas McLane, CFA	15	$10.78 billion	5	$226.0 million	10	$1.14 billion
David Siegle, CFA	14	$10.72 billion	4	$221.6 million	10	$1.14 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mammen Chally, CFA	0	$0	0	$0	1	$231.7 million
Douglas McLane, CFA	0	$0	0	$0	1	$231.7 million
David Siegle, CFA	0	$0	0	$0	1	$231.7 million
Conflict of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Portfolio Manager makes investment decisions for each account, including the fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the fund.
The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, the Portfolio Manager may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the fund. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation
Wellington Management receives a fee based on the assets under management of each fund as set forth in the Investment Sub-advisory Agreement between Wellington Management and TAM on behalf of the fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the fund. The following information relates to the fiscal year ended October 31, 2017.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each other Portfolio Manager is determined by the Portfolio Manager's experience and performance in his roles as Portfolio Manager. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the fund is linked to the gross pre-tax performance of the fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over the one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Chally is a Partner.
Fund	Benchmark Index and/or Peer Group for Incentive Period
Transamerica US Growth	Russell 1000® Growth Index
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).
Western Asset Management Company (“Western Asset”)
Transamerica Dynamic Allocation
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Prashant Chandran	4	$1.71 billion	3	$10.11 billion	5	$1.57 billion
Jim K. Huynh	1	$0.01 billion	0	$0	0	$0
S. Kenneth Leech	92	$146.94 billion	269	$86.44 billion	601	$201.60 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Prashant Chandran	0	$0	0	$0	1	$0.31 billion
Jim K. Huynh	0	$0	0	$0	0	$0
S. Kenneth Leech	0	$0	6	$1.72 billion	31	$12.19 billion
Conflicts of Interest
Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.
It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. The firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.
With respect to securities transactions, Western Asset determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.
The firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.
Employees of the firm have access to transactions and holdings information regarding client accounts and the firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the firm’s compliance monitoring program.
Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.
Portfolio Manager Compensation
At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western Asset’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one’s group and the firm as a whole.
Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.
For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead, or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing pre-tax investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Appendix C – Securities Lending Activities
(for the fiscal year ended October 31, 2017)
Transamerica Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$107,014.83
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 5,909.02
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 3,488.39
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 44,302.42
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 53,699.83
Net income from securities lending activities	$ 53,315.00

Transamerica Capital Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$624,707.89
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 42,566.59
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 11,451.78
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$187,517.53
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$241,535.89
Net income from securities lending activities	$383,172.00

Transamerica Concentrated Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$50,199.38
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 2,216.14
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 1,292.84
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$26,737.40
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$30,246.38
Net income from securities lending activities	$19,953.00

Transamerica Core Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$114,883.17
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 3,756.63
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 4,536.12
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 72,742.41
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 81,035.17
Net income from securities lending activities	$ 33,848.00

Transamerica Developing Markets Equity
Gross income from securities lending activities (including income from cash collateral reinvestment)	$328,307.13
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 24,169.61
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 8,096.48
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 76,451.04
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$108,717.13
Net income from securities lending activities	$219,590.00

Transamerica Dividend Focused
Gross income from securities lending activities (including income from cash collateral reinvestment)	$10,719.45
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 804.97
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 710.09
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 1,967.39
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 3,482.45
Net income from securities lending activities	$ 7,237.00

Transamerica Dynamic Allocation
Gross income from securities lending activities (including income from cash collateral reinvestment)	$46,757.87
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 2,556.82
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 1,382.23
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$19,714.82
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$23,653.87
Net income from securities lending activities	$23,104.00

Transamerica Dynamic Income
Gross income from securities lending activities (including income from cash collateral reinvestment)	$780,643.96
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 54,375.67
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 21,451.65
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$213,976.64
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$289,803.96
Net income from securities lending activities	$490,840.00

Transamerica Emerging Markets Debt
Gross income from securities lending activities (including income from cash collateral reinvestment)	$560,311.07
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 25,288.11
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 18,191.26
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$288,859.71
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$332,339.07
Net income from securities lending activities	$227,972.00

Transamerica Emerging Markets Equity
Gross income from securities lending activities (including income from cash collateral reinvestment)	$23,341.95
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 1,347.34
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 674.01
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 9,187.59
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$11,208.95
Net income from securities lending activities	$12,133.00

Transamerica Event Driven
Gross income from securities lending activities (including income from cash collateral reinvestment)	$42,770.93
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 2,491.17
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 1,413.15
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$16,407.61
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$20,311.93
Net income from securities lending activities	$22,459.00

Transamerica Flexible Income
Gross income from securities lending activities (including income from cash collateral reinvestment)	$165,396.78
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 10,675.05
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 4,976.80
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 53,436.93
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 69,088.78
Net income from securities lending activities	$ 96,308.00

Transamerica Floating Rate
Gross income from securities lending activities (including income from cash collateral reinvestment)	$58,573.76
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 5,155.80
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 962.67
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 5,925.29
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$12,043.76
Net income from securities lending activities	$46,530.00

Transamerica Global Equity
Gross income from securities lending activities (including income from cash collateral reinvestment)	$22,961.78
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 1,772.44
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 448.41
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 4,781.93
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 7,002.78
Net income from securities lending activities	$15,959.00

Transamerica Global Real Estate Securities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$11,440.81
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 486.93
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 315.26
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 6,261.62
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 7,063.81
Net income from securities lending activities	$ 4,377.00

Transamerica Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$13,864.49
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 552.52
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 596.80
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 7,743.16
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 8,892.49
Net income from securities lending activities	$ 4,972.00

Transamerica High Yield Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,670,981.39
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 115,840.48
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 42,136.18
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 466,578.73
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 624,555.39
Net income from securities lending activities	$1,046,426.00

Transamerica High Yield Muni
Gross income from securities lending activities (including income from cash collateral reinvestment)	$135.01
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 13.07
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 3.94
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 0.00
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 17.01
Net income from securities lending activities	$118.00

Transamerica Inflation Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$17,687.34
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 680.81
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 601.11
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$10,280.42
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$11,562.34
Net income from securities lending activities	$ 6,125.00

Transamerica Intermediate Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$352,560.80
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 24,808.86
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 11,681.52
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$161,997.42
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$198,487.80
Net income from securities lending activities	$154,073.00

Transamerica International Equity
Gross income from securities lending activities (including income from cash collateral reinvestment)	$2,105,586.40
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 179,503.51
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 23,521.55
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 362,362.34
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 565,387.40
Net income from securities lending activities	$1,540,199.00

Transamerica International Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$555,325.07
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 33,169.39
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 12,808.27
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$207,470.41
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$253,448.07
Net income from securities lending activities	$301,877.00

Transamerica International Small Cap
Gross income from securities lending activities (including income from cash collateral reinvestment)	$304,566.30
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 21,783.44
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 4,895.10
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 81,338.76
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$108,017.30
Net income from securities lending activities	$196,549.00

Transamerica International Small Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$480,722.95
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 38,089.30
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 7,777.58
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 91,277.07
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$137,143.95
Net income from securities lending activities	$343,579.00

Transamerica Large Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$137,510.74
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 8,310.00
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 3,625.38
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 50,628.36
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 62,563.74
Net income from securities lending activities	$ 74,947.00

Transamerica Mid Cap Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$69,136.15
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 1,854.64
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 2,455.31
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$50,529.21
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$54,839.15
Net income from securities lending activities	$14,297.00

Transamerica Mid Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$85,138.08
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 4,772.75
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 2,185.02
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$35,191.31
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$42,149.08
Net income from securities lending activities	$42,989.00

Transamerica Mid Cap Value Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$321,908.23
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 9,404.46
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 9,545.55
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$217,403.22
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$236,353.23
Net income from securities lending activities	$ 85,555.00

Transamerica MLP & Energy Income
Gross income from securities lending activities (including income from cash collateral reinvestment)	$268,323.49
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 24,266.32
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 4,291.13
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 21,020.05
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 49,577.49
Net income from securities lending activities	$218,746.00

Transamerica Multi-Cap Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$22,712.47
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 180.18
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 674.06
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$20,231.23
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$21,085.47
Net income from securities lending activities	$ 1,627.00

Transamerica Multi-Managed Balanced
Gross income from securities lending activities (including income from cash collateral reinvestment)	$94,969.09
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 5,124.96
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 2,456.59
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$37,664.55
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$45,246.09
Net income from securities lending activities	$49,723.00

Transamerica Short-Term Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$186,637.11
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 10,303.47
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 5,998.00
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 77,577.64
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 93,879.11
Net income from securities lending activities	$ 92,758.00

Transamerica Small Cap Core
Gross income from securities lending activities (including income from cash collateral reinvestment)	$103,340.79
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 2,847.06
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 3,266.35
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 72,653.38
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 78,766.79
Net income from securities lending activities	$ 24,574.00

Transamerica Small Cap Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$126,116.81
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 4,376.45
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 3,774.87
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 78,455.49
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 86,606.81
Net income from securities lending activities	$ 39,510.00

Transamerica Small Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$596,254.44
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 58,172.71
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 8,349.49
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$103,539.24
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$170,061.44
Net income from securities lending activities	$426,193.00

Transamerica Small/Mid Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$349,073.78
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 11,674.64
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 10,875.80
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$221,257.34
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$243,807.78
Net income from securities lending activities	$105,266.00

Transamerica Strategic High Income
Gross income from securities lending activities (including income from cash collateral reinvestment)	$122,284.72
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 9,196.22
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 2,489.56
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 27,414.94
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 39,100.72
Net income from securities lending activities	$ 83,184.00

Transamerica Total Return
Gross income from securities lending activities (including income from cash collateral reinvestment)	$28,749.54
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 998.67
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 1,061.62
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$17,676.25
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$19,736.54
Net income from securities lending activities	$ 9,013.00

Transamerica Unconstrained Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$67,506.17
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 4,340.28
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 2,188.96
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$21,876.94
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$28,406.17
Net income from securities lending activities	$39,100.00

Transamerica US Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$15,452.31
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 565.34
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 872.03
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 8,934.93
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$10,372.31
Net income from securities lending activities	$ 5,080.00

Transamerica Funds
Statement of Additional Information
March 1, 2018
Fund	Class R1 Ticker	Class R6 Ticker
ClearTrack® 2015	TCFTX	TDKTX
ClearTrack® 2020	TCHTX	TCSUX
ClearTrack® 2025	TDITX	TDOTX
ClearTrack® 2030	TDFTX	TDHTX
ClearTrack® 2035	TCETX	TCHDX
ClearTrack® 2040	TCRTX	TCKTX
ClearTrack® 2045	TCPTX	TCOTX
ClearTrack® 2050	TRNTX	TCMTX
ClearTrack® 2055	TCTOX	TCTSX
ClearTrack® 2060	TCSOX	TCSSX
ClearTrack® Retirement Income	TCITX	TCJTX
Each of the funds listed above is a series of Transamerica Funds.
This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the prospectus dated March 1, 2018, as it may be supplemented or revised from time to time.
This SAI is incorporated by reference in its entirety into the prospectus. The prospectus and this SAI may be obtained free of charge by writing or calling the funds at the below address or toll-free telephone number. This SAI sets forth information that may be of interest to shareholders, but that is not necessarily included in the prospectus. Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders, which may be obtained free of charge by writing or calling the funds at the below address or telephone number.
The Annual Report contains financial statements that are incorporated herein by reference.
ClearTrack® is a registered service mark of Transamerica Corporation.
Investment Manager: Transamerica Asset Management, Inc.
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service (888) 233-4339 (toll free)

General Description of the Trust and the Funds
Transamerica Funds (the “Trust”) is an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Trust are currently divided into separate series. Each series offers one or more classes. The Trust may create additional series and classes from time to time.
This SAI relates solely to ClearTrack 2015, ClearTrack 2020, ClearTrack 2025, ClearTrack 2030, ClearTrack 2035, ClearTrack 2040, ClearTrack 2045, ClearTrack 2050, ClearTrack 2055, ClearTrack 2060 and ClearTrack Retirement Income (each a “fund” and collectively, the “funds”). ClearTrack 2055 and ClearTrack 2060 commenced operations on July 7, 2017 and, as such, there is no historical information for the fiscal years ended October 31, 2015 and October 31, 2016.
The Trust was organized as a Delaware statutory trust on February 25, 2005. Prior to March 1, 2008, the Trust’s name was Transamerica IDEX Mutual Funds. The Trust is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds.
Each fund is classified as diversified under the 1940 Act.
Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) is the investment manager for each fund.
Investment Objectives, Policies, Practices and Associated Risk Factors
The investment objective of each fund and the strategies each fund employs to achieve its objective are described in each fund’s prospectus. There can be no assurance that each fund will achieve its objective.
As indicated in each prospectus in the section entitled “Additional Information,” each fund’s investment objective and, unless otherwise noted in the prospectus or in this SAI, its investment policies and techniques may be changed by each fund’s Board of Trustees (the “Board”) without approval of shareholders. A change in the investment objective or policies of each fund may result in the fund having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.
Investment Policies
Fundamental Investment Policies
Fundamental investment policies of each fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund.
Each fund has adopted, except as otherwise noted, the following fundamental policies:
1. Borrowing
The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
2. Underwriting Securities
The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
3. Making Loans
The fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4. Senior Securities
The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.
5. Real Estate
The fund may not purchase or sell real estate except as permitted by the 1940 Act.
6. Commodities
The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
7. Concentration of Investments
The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
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Additional Information about Fundamental Investment Policies
The following provides additional information about each fund’s fundamental investment policies. This information does not form part of the fund’s fundamental investment policies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits each fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. Each fund will be permitted by this policy to make loans of money, including to other funds, portfolio securities or other assets. A fund would have to obtain exemptive relief from the SEC to make loans of money to other funds.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, mortgage-backed securities (“MBS”) instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; excluding private activity municipal securities backed by non-governmental issuers; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers based solely on their domicile in a single jurisdiction or country as an issuer’s domicile will not be considered an industry for purposes of the policy. A type of investment (e.g., equity securities, fixed income securities, investment companies, etc.) will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a fund as to how to reasonably classify issuers within or among industries. For purposes of determining compliance
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with its concentration policy, each fund will consider the holdings of any underlying Transamerica-sponsored mutual funds in which the fund invests. The funds have been advised by the SEC staff that the staff currently views securities issued by a foreign government to be in a single industry for the purposes of calculating applicable limits on concentration.
The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.
Except for the fundamental policy on borrowing set forth in (1) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.
The investment practices described above involve risks. Please see your fund’s prospectus and this SAI for a description of certain of these risks.
Non-Fundamental Policies
Each fund has adopted the following non-fundamental policies, which may be changed by the Board of Trustees of the Trust without shareholder approval.
1. Illiquid investments
The fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.
2. Purchasing securities on margin
The fund may not purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.
Additional Information Regarding Investment Practices
Each fund’s principal investment strategies are set forth in its prospectus. This section further explains policies and strategies utilized by the fund. Please refer to each fund’s prospectus and investment restrictions for the policies and strategies pertinent to the fund.
Unless otherwise indicated, all limitations applicable to fund investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation. There is no limit on the ability of each fund to make any type of investment or to invest in any type of security, except as expressly stated in the prospectus or in this SAI or as imposed by law.
Recent Market Events
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected.
Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including
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austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, on June 23, 2016 voters in the United Kingdom approved withdrawal from the European Union. On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the European Union; as a result, the United Kingdom will remain a member state, subject to European Union law with privileges to provide services under the single market directives, for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.
Debt Securities and Fixed-Income Investing
Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. government, its agencies and instrumentalities; or foreign governments; asset-backed securities; collateralized-mortgage obligations (“CMOs”); zero coupon bonds; floating rate, inverse floating rate and index obligations; “strips”; structured notes; and pay-in-kind and step securities.
Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change, at least for some period of time. When a debt security is purchased, the fund owns “debt” and becomes a creditor to the company or government.
Consistent with each fund’s investment policies, a fund may invest in debt securities, which may be referred to as fixed income instruments. These may include securities issued by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Consistent with its investment policies, a fund may invest in derivatives based on fixed income instruments.
Generally, the funds use the terms “debt security,” “bond,” “fixed income instrument” and “fixed income security” interchangeably, and these terms are interpreted broadly by the funds and include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new debt securities are developed, a fund may invest in those securities as well.
Maturity and Duration: The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. For simple fixed income securities, duration indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity. The determination of duration becomes more complex when fixed income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. As a result, different investors may estimate duration differently.
Debt and fixed-income securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. If rates decline, when a fund’s fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, the values of fixed income securities fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.
Mortgage-Backed Securities
Mortgage-backed securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association (“GNMA”) certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage
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Corporation (“Freddie Mac”) and Federated National Mortgage Association (“Fannie Mae”) certificates, are not. The U.S. government has provided recent financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities’ weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.
The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency or private institution that issued or guarantees them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.
Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.
As noted above, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. In many cases, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a fund of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a fund may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
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The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, a fund could experience losses in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A fund may also buy mortgage-backed securities without insurance or guarantees.
If a fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
The funds may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund’s investment in such securities will be subject to the limitations on its investment in investment company securities.
Asset-Backed Securities
Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties.
Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) which may be affiliated or unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.
Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a
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certain time period by a letter of credit or other enhancement issued by a financial institution. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or “CBOs”), bank loans (such as collateralized loan obligations or “CLOs”) and other debt obligations (such as collateralized debt obligations or “CDOs”).
Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement and the exhaustion of any credit enhancement. The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a fund’s experiencing difficulty in selling or valuing asset-backed securities.
Corporate Debt Securities
Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.
Commercial Paper
Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Group (“S&P”). Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing or rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.
Commercial paper includes asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
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Bank Obligations
Bank obligations include dollar-denominated CDs, time deposits and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are short-term, unsecured, negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banks for specified periods of time at stated interest rates. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state institutions are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of obligations of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.
Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by state and federal regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
Bank Capital Securities: Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high-risk, below-investment-grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.
For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result,
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investments in CDOs may be characterized by a fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the risks typically associated with fixed income securities discussed elsewhere in this SAI and a fund’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.
Zero Coupon, Step Coupon, Deferred Payment, Stripped and Pay-In-Kind Securities
Zero coupon bonds are issued and traded at a discount from their face values. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and trade at a discount from their face values and pay coupon interest. The coupon rate typically is low for an initial period and then increases to a higher coupon rate thereafter. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Stripped securities are securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.
Federal income tax law requires holders of zero coupon, step coupon and deferred payment securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even if prior to the receipt of the corresponding cash payment. In order to avoid a fund-level tax, each fund must distribute each year substantially all of its taxable income, including original issue discount accrued on zero coupon, step coupon or deferred payment securities. Because a fund may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero coupon, step coupon or deferred payment securities, in some years a fund may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A fund might obtain such cash from selling other fund holdings. These actions may reduce the assets to which a fund’s expenses could be allocated and may reduce the rate of return for the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, deferred payment, stripped and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Investments in zero coupon and step coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.
Repurchase Agreements
In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which typically is unrelated to the coupon rate or maturity of the purchased security and represents compensation to the seller for use of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a fund are fully collateralized at all times during the period of the agreement.
Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. Repurchase agreements involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.
A fund may, together with other registered investment companies managed by the fund’s sub-adviser or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.
Convertible Securities
Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock
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declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.
As fixed income securities, convertible securities provide for a stream of income. The yields on convertible securities generally are higher than those of common stocks. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, a convertible security offers the potential for capital appreciation through the conversion feature, enabling the holder to benefit from increases in the market price of the underlying common stock.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.
PERCS (“Preferred Equity Redeemable Stock,” convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.
In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a fund may invest are subject to the same rating criteria as the fund’s investment in non-convertible debt securities.
Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.
A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s or B- by Fitch, Inc., or, if not rated by S&P, Moody’s or Fitch, are of equivalent investment quality as determined by the sub-adviser.
High Yield Securities
Debt securities rated below investment grade (lower than Baa as determined by Moody’s, lower than BBB as determined by S&P or Fitch, Inc.) or, if unrated, determined to be below investment grade by a fund’s sub-adviser, are commonly referred to as “lower grade debt securities” or “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Lower grade debt securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
Lower rated debt securities also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a fund consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities.
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Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require sale of these securities by a fund, but a sub-adviser will consider the event in determining whether the fund should continue to hold the security.
Except for certain funds, a fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment grade will comprise less than 35% of the fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations.
Distressed Debt Securities
Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high-yield securities are heightened by investing in distressed debt securities.
A fund will generally make such investments only when the fund’s sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.
Defaulted Securities
Defaulted securities are debt securities on which the issuer is not currently making interest payments. Generally, a fund will invest in defaulted securities only when its sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments, that the securities offer an unusual opportunity for capital appreciation or that other advantageous developments appear likely in the future. Notwithstanding a sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
The funds will limit holdings of any such securities to amounts that their respective sub-advisers believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds’ ability to readily dispose of securities to meet redemptions.
Structured Notes and Related Instruments
“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
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U.S. Government Securities
U.S. Government obligations generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Examples of the types of U.S. government securities that a fund may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of Fannie Mae); or only by the credit of the issuing agency.
Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Fannie Mae.
Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the U.S., a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.
On August 5, 2011, S& P lowered the long-term sovereign credit rating assigned to the U.S. to AA+ with a negative outlook. On June 10, 2013, S&P revised the negative outlook to a stable outlook. The long-term impact of the downgrade or the impact of any potential future downgrades are unknown and could negatively impact the funds.
Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.
The interest rate on a floating rate debt instrument (a “floater”) is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, although a fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The interest rate on an inverse floating rate debt instrument (an “inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.
Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and a fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not normally traded.
Although no active secondary market may exist for these notes, a fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.
In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.
In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
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Municipal Securities
Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. A shareholder in a fund will generally exclude from gross income its allocable share of the interest the fund receives on municipal securities.
Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.
The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
Private Activity Bonds: Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal alternative minimum tax (“AMT”). Bonds issued in 2009 and 2010 generally are not treated as private activity bonds, and interest earned on such bonds generally is not treated as a tax preference item. Investors may be subject to a federal AMT to the extent that the fund derives interest from private activity bonds.
Industrial Development Bonds: Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.
Municipal Notes: Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.
Municipal Commercial Paper: Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.
Participation Interests: A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter
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of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.
Variable Rate Obligations: The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.
Municipal Lease Obligations: Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.
Residual Interest Bonds: Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”) are created by brokers by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.
Tax-Exempt Commercial Paper: Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.
Custodial Receipts and Certificates: Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.
Stand-By Commitments: Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations held by the fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.
Tender Option Bonds: A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the
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institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.
Loan Participations and Assignments
Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a lender. A fund’s investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan.
When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Certain of the participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.
Because there is no liquid market for commercial loans, the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
Subordinated Securities
Subordinated securities are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by a fund’s sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Participation Interests
A participation interest gives a fund an undivided interest in the security in the proportion that the fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the fund’s sub-adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. For certain participation interests, a fund will
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have the right to demand payment, on not more than seven days’ notice, for all or any part of the fund’s participation interest in the security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment fund.
Unsecured Promissory Notes
A fund also may purchase unsecured promissory notes which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the fund’s investment objective.
Guaranteed Investment Contracts
A fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a fund makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to the portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. Because a fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.
Credit-Linked Securities
Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a fund would receive as an investor in the trust. A fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Event-Linked Bonds
A fund may invest a portion of its net assets in “event-linked bonds,” which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Equity Securities and Related Investments
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a fund.
Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.
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There may be little trading in the secondary market for particular equity securities, which may adversely affect a fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.
Common Stocks: Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Preferred Stocks: A fund may purchase preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in Initial Public Offerings: A fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of a fund’s investment performance. A fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as a fund’s portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.
Warrants and Rights
A fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.
Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Derivatives
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, swaps on futures contracts, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.
The U.S. government and certain foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. In December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the funds. If the proposed rule, or a different rule, is adopted and goes into effect, it could limit the ability of a fund to invest or remain invested in derivatives.
The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.
In addition to the instruments and strategies discussed in this section, a sub-adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.
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This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.
The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.
•	Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the sub-adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if a sub-adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.
•	A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, a fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
•	A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, a fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.
•	Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.
•	Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to a fund.
•	Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on illiquid investments.
•	In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, a fund might have been in a better position had it not attempted to hedge at all.
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•	Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.
•	Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.
•	Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.
•	Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
•	Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The Dodd-Frank Act established a comprehensive new regulatory framework for swaps. Under this framework, regulation of the swap market is divided between the SEC and the CFTC. The SEC and CFTC have approved a number rules and interpretations as part of the establishment of this new regulatory regime. It is possible that developments in the swap market, including these new or additional regulations, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.
•	Certain derivatives, such as interest rate swaps and credit default swaps that are based on an index, are required under applicable law to be cleared by a regulated clearinghouse. Swaps subject to this requirement are typically submitted for clearing through brokerage firms that are members of the clearinghouse. A fund would establish an account with a brokerage firm to facilitate clearing such a swap, and the clearinghouse would become the fund’s counterparty. A brokerage firm would guarantee the fund’s performance on the swap to the clearinghouse. The fund would be exposed to the credit risk of the clearinghouse and the brokerage firm that holds the cleared swap. The brokerage firm also would impose margin requirements with respect to open cleared swap positions held by the fund, and the brokerage firm would be able to require termination of those positions in certain circumstances. These margin requirements and termination provisions may adversely affect the fund’s ability to trade cleared swaps. In addition, the fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. It is also possible that the fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.
•	Swaps that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. It is possible that a fund may not be able to enter into swaps that fully meet its investment needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.
•	Financial Instruments transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments transactions are also applicable to Financial Instruments used outside the U.S. Financial Instruments used outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments.
•	Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.
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•	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.
Hedging: As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.
Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.
In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.
Options – Generally: A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.
Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and a fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and a fund will be obligated to sell the security at less than its market value.
The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.
A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.
A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.
Options on Indices: Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s
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exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.
Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.
Futures Contracts and Options on Futures Contracts: A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.
Futures strategies can be used to change the duration of a fund’s portfolio. If a sub-adviser wishes to shorten the duration of the fund’s portfolio, a fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a sub-adviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.
Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.
Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, a fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, a fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, a fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.
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Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a sub-adviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Non-U.S. Currency Strategies: A fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.
Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Generally, OTC non-U.S. currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.
Forward Currency Contracts: A fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.
If a fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.
Swaps, Caps, Floors and Collars: A fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, to attempt to enhance yield or total return, or as a substitute for other investments. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.
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Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect a fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.
If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.
A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than a fund’s cost to enter into the credit default swap.
A fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a fund in the event of a default.
The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be earmarked or set aside as cover, as described below. A fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, including segregating assets to cover any potential obligation under a credit default swap sold by it, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by a fund.
Combined Positions: A fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Cover: Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” A fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate, set aside or earmark on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.
Turnover: A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within a fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
Foreign Securities
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies.
The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets and frontier markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
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Unanticipated political or social developments may affect the values of a fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.
Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of a fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity.
The interest payable on a fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. In addition, the operating expenses of a fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.
There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in frontier markets and certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.
A fund may invest in securities of emerging market and frontier market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets countries. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A fund may also invest in securities denominated in currencies of emerging market or frontier market countries. There is no minimum rating criteria for a fund’s investments in such securities.
Certain non-U.S. countries, including emerging markets and frontier markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of a fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases because of settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a fund against loss or theft of its assets.
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A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by a fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.
The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A fund’s investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, a fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.
ADRs, EDRs and GDRs: A fund may also purchase ADRs, American Depositary Debentures, American Depositary Notes, American Depositary Bonds, EDRs, GDRs and FDRs, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Eurodollar or Yankee Obligations: Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.
Sovereign Government and Supranational Debt: A fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Russian Securities
A fund may invest directly in the securities of Russian issuers or may have indirect exposure to Russian securities through its investment in one or more funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described above. The social, political, legal, and operational risks of investing in Russian issuers,
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and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity. It is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. Each applicable fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration. Further, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to a counterparty’s failure to pay for securities the fund has delivered or the fund’s inability to complete its contractual obligations because of theft or other reasons.
Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register.
Other Investments
Illiquid Securities
An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is being carried on the fund’s books. Illiquid securities may be difficult to value, and a fund may have difficulty disposing of such securities promptly.
Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the 1933 Act. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board has delegated to the funds’ sub-advisers authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing a fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.
The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A fund may be restricted in its ability to sell such securities at a time when a fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.
Each fund monitors the portion of the fund’s total assets that are invested in illiquid securities on an ongoing basis, not only at the time of the investment in such securities.
Investments in the Real Estate Industry and Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.
REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations
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can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.
Certain funds may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the U.S. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.
Commodities and Natural Resources
Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.
Commodity-Linked Investments
A fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by a fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall fund diversification benefits. Under favorable economic conditions, a fund's commodity-linked investments may be expected to underperform an investment in traditional securities.
Hybrid Instruments
Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.
Trade Claims
Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are speculative and are subject to the risks associated with low-quality obligations.
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Passive Foreign Investment Companies
Certain foreign entities called passive foreign investment companies have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of passive foreign investment companies in which the fund invests. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the shareholders may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned by a fund from these investments.
To avoid such tax and interest, each fund generally intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income.
Master Limited Partnerships
Master Limited Partnership (“MLPs”) are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum quarterly dividend (“MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership’s cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP I-Shares
I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange and the NYSE AMEX. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. i-units generally receive no allocations of income, gain, loss or deduction unless and until the MLP is liquidated. In addition, rather than receiving cash distributions, the MLP affiliate receives additional i-units based on a formula. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates’ receipt of i-units, rather than cash distributions. Distributions of additional i-units and of additional I-Shares generally are not taxable events for the MLP affiliate and the holder of the I-Shares, respectively. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.
Energy Infrastructure Companies
Companies engaged in the energy infrastructure sector principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive a substantial portion of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”).
Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems.
A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. In addition, Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time.
Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may
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charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.
Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.
Other Investment Companies
Subject to applicable statutory and regulatory limitations, a fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Pursuant to an exemptive order obtained from the SEC or under a statutory exemption or an exemptive rule adopted by the SEC, a fund may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act.
Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of a fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
Certain sub-advisers have received an exemptive order from the SEC permitting funds that are sub-advised by the sub-adviser to invest in affiliated registered money market funds and ETFs, and in an affiliated private investment company; provided however, that, among other limitations, in all cases the fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.
Exchange-Traded Funds (“ETFs”)
ETFs are typically registered investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. Other ETFs are actively managed and seek to achieve a stated objective by investing in a portfolio of securities and other assets. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Moreover, a fund’s investments in index-based ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the funds held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and a fund will generally gain or lose value depending on the performance of the index. However, gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.
Exchange-Traded Notes (“ETNs”)
ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may
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differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service (the “IRS”) and may also be affected by future legislation.
Dollar Roll Transactions
“Dollar roll” transactions consist of the sale by a fund to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.
A fund will not use such transactions for leveraging purposes and will segregate liquid assets in an amount sufficient to meet its purchase obligations under the transactions.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. In addition, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds the transaction costs.
Short Sales
In short selling transactions, a fund sells a security it does not own in anticipation that the price of the security will decline. The fund must borrow the same security and deliver it to the buyer to complete the sale. The fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, possible losses from short sales may, theoretically, be unlimited (e.g., if the price of a stock sold short rises) and a fund may be unable to replace a borrowed security sold short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions.
Short sales also involve other costs. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. A fund secures its obligation to replace the borrowed security by depositing collateral with the lender or its custodian or qualified sub-custodian, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. All short sales will be fully collateralized.
A fund may sell securities “short against the box.” In short sales “against the box,” the fund, at all times when the short position is open, owns an equal amount of the securities sold short or has the right to obtain, at no added cost, securities identical to those sold short. When selling short against the box, if the price of such securities were to increase rather than decrease, the fund would forgo the potential realization of the increased value of the shares sold short.
International Agency Obligations
Bonds, notes or Eurobonds of international agencies include securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. A fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the U.S.
When-Issued, Delayed Settlement and Forward Delivery Securities
Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.
A fund may engage in when-issued or forward delivery transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).
“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party to any of the above transactions. A
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fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the fund’s records) until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.
New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.
At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may defaults on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.
Additional Information
Temporary Defensive Position
At times a fund’s sub-adviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that a sub-adviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, CDs, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.
Borrowings
A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
When a fund invests borrowing proceeds in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.
A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.
A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.
The 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Transamerica fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to TAM and the Trust permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in repurchase agreements or other short-term instruments.
If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the
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event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Transamerica fund, the fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1⁄3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates (if such borrowing is available) or sell securities at a loss if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
Reverse Repurchase Agreements
A reverse repurchase agreement has the characteristics of a secured borrowing and creates leverage. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.
A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in its prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to satisfy the fund’s obligations under the reverse repurchase agreement. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. This could also result in the fund having to dispose of investments at inopportune times and at disadvantageous amounts. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.
When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.
In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in losses. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside or earmark on its books cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.
Lending
Consistent with applicable regulatory requirements and the limitations as set forth in each fund’s investment restrictions and policies, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government
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obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.
The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board.
Voluntary Actions
From time to time, a fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a fund, and the acquisition is determined to be beneficial to fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this section or any percentage investment limitation of the 1940 Act or rules thereunder, if a fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering, but prior to the receipt of the securities or instruments, the fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Cybersecurity
With the increased use of technologies such as the Internet to conduct business, a fund is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s investment adviser, sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been adequately identified or prepared for. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value. A fund and its shareholders could be negatively impacted as a result.
Portfolio Turnover
Portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.
Changes in security holdings are made by a fund’s sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.
A sub-adviser may engage in a significant number of short-term transactions if such investing serves the fund’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a fund, these charges are ultimately borne by the shareholders.
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In computing the portfolio turnover rate, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for the fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the fund during the fiscal year.
There are no fixed limitations regarding the portfolio turnover rates of the fund. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each fund may be disposed of when they are no longer deemed suitable.
Historical turnover rates are included in the Financial Highlights tables in the prospectus.
Disclosure of Portfolio Holdings
It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The funds’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with these policies.
The funds believe the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about portfolio holdings and the need to protect funds from potentially harmful disclosures. Any conflicts of interest between the interests of fund shareholders and those of TAM or its affiliates are addressed in a manner that places the interests of fund shareholders first.
The funds, or their duly authorized service providers, may publicly disclose holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund’s completed purchases and sales may only be made available after the public disclosure of portfolio holdings.
The funds generally make publicly available their complete portfolio holdings no sooner than 15 days after month-end. Typically, the funds achieve public disclosure by publishing all holdings on their website at www.transamerica.com. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. Following public disclosure, the funds may then forward the information to investors and consultants requesting it.
There are numerous mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds and portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds and portfolios by these services and departments, the funds may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds’ investment manager and compliance department believe reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should provide that, among other things: the portfolio information is the confidential property of the funds (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.
The funds (or their authorized service providers) may disclose portfolio information before their public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The funds currently provide portfolio information to the following third parties at the stated frequency as part of ongoing arrangements that include the release of portfolio holdings information in accordance with the policy:
Name	Frequency
Advent Software, Inc.	Daily
Evare	Daily
FactSet	Daily
Morningstar Investment Management LLC	Daily
StarCompliance	Daily
Lipper, Inc.	Quarterly
Thompson Financial, Ltd.	Quarterly
Bloomberg	Quarterly
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Portfolio holdings information may also be provided at any time (and as frequently as daily) to the funds’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as TAM, the sub-advisers, the custodian, administrator, sub-administrator, independent public accountants, attorneys, and the funds’ officers and trustees, subject to a duty of confidentiality with respect to any portfolio holdings information. TAM also receives portfolio holdings information to assist in the selection of underlying funds for certain asset allocation funds.
In addition to these ongoing arrangements, the policy permits the release by the funds (or their authorized service providers) of the following information concerning a fund before disclosure of full portfolio holdings is made publicly available, provided that the information has been publicly disclosed (via the funds’ website or otherwise):
•	Top Ten Holdings – A fund’s top ten holdings and the total percentage of the fund such aggregate holdings represent.
•	Sector Holdings – A fund’s sector information and the total percentage of the fund held in each sector.
•	Other Portfolio Characteristic Data – Any other analytical data with respect to a fund that does not identify any specific portfolio holding.
•	Funds of ETFs and Funds of Funds – For any fund whose investments (other than cash alternatives) consist solely of shares of ETFs or other Funds, no sooner than 10 days after the end of a month the names of the ETFs or Funds held as of the end of that month and the percentage of the fund’s net assets held in each ETF or Fund as of the end of that month.
The Board and an appropriate officer of the Investment Manager’s compliance department or the Trust’s Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. The CCO reports to the Board material compliance violations of the funds’ policies and procedures on disclosure of portfolio holdings.
Morningstar Investment Management LLC, the portfolio construction manager of certain asset allocation funds, receives portfolio holdings information to assist in the selection of underlying funds for those asset allocation funds. Information concerning the portfolio holdings of certain portfolios may be disclosed to the risk assessment department of Transamerica insurance companies solely to allow them to hedge their obligations under variable annuity and life products. Morningstar Investment Management LLC and each applicable Transamerica insurance company have signed confidentiality agreements.
In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.
Certain information in the above section may not apply to all of the funds managed by the Investment Manager.
Commodity Exchange Act Registration
The funds are operated by the Investment Manager pursuant to an exclusion from registration as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), and therefore, are not subject to registration or regulation under the CEA. The funds are limited in their ability to enter into commodity interests positions subject to Commodity Futures Trading Commission (“CFTC”) jurisdiction.
The funds and the Investment Manager are continuing to analyze the effect of these rules on the funds.
Management of the Trust
Each of the funds is supervised by the Board.
Board Members and Officers
The members of the Board (“Board Members”) and executive officers of the Trust are listed below.
Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”
The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.
The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). As of the date of this SAI, Transamerica Fund Family consists of 137 funds. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.
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The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.
The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.
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Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);
Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);
Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);
Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);
Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);
President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);
Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);
Vice President, Transamerica Life Insurance Company (2010 – present);
Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);
Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);
Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and
President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).	137	Director, Massachusetts Fidelity Trust Company (2014 - present);
					Director, Aegon Global Funds (2016-present); Director – Akaan-Aegon, S.A.P.I. de C.V. (financial services joint venture in Mexico) (2017-present)
Alan F. Warrick (69)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	132	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (65)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	132	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (61)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present);	132	Ameris Bancorp (2013 – present); Ameris Bank (2013 –
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Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
Leo J. Hill (continued)	Board Member, TF (2002 – present);
Board Member, TPP, TPFG and TPFG II (2007 – 2018);
Board Member, TIS (2002 – 2015);
Board Member, TAAVF (2007 – present);
Board Member, TII (2008 – 2010);
Market President, Nations Bank of Sun Coast Florida (1998 – 1999);
Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);
Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and
			Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).		present)
David W. Jennings (71)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	132	N/A
Russell A. Kimball, Jr. (73)	Board Member	Since 1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2002 – 2015); Board Member, TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	132	N/A
Fredric A. Nelson III (61)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	132	N/A
John E. Pelletier (53)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy,	132	N/A
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Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
John E. Pelletier (continued)	Champlain College (2010 – present);
Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – present);
Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);
Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);
Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);
Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and
Executive Vice President and Chief Operating Officer, Natixis Global Associates (2004 - 2007);
			General Counsel (1997 – 2004).
Patricia L. Sawyer (67)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	132	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (66)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2004 – 2015); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	132	Operation PAR, Inc. (non-profit organization) (2008 – present);
Remember Honor Support, Inc. (non-profit organization)
(2013-present)
Board Member, WRH Income Properties, Inc. (real estate) (2014-present);
					Board Member, Boley PAR, Inc. (non-profit organization) (2016-present)
*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
Officers
The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.
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Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Table Above.
Tané T. Tyler (52)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014	Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST and TAAVF (2014 – present);
Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TPP, TPFG and TPFG II (2014 – 2018);
Assistant General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);
Director (2014 – present), Assistant Secretary (2016 – present), Vice President, Secretary, Associate General Counsel and Chief Legal Officer (2014 – 2016), TAM;
Director, Associate General Counsel, Chief Legal Officer, Secretary and Vice President, TFS (2014 – present);
Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and
Secretary, Liberty All-Star Funds (2005-2013).
Christopher A. Staples (47)	Vice President and Chief Investment Officer, Advisory Services	Since 2005	Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds and TST;
Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;
Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);
Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);
Vice President and Chief Investment Officer (2007 – 2010), Vice President – Investment Administration (2005 – 2007), TII;
Director (2005 – present), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016), TAM;
Director, TFS (2005 – present); and
Assistant Vice President, Raymond James & Associates (1999 – 2004).
Thomas R. Wald (57)	Chief Investment Officer	Since 2014	Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present);
Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);
Chief Investment Officer, TIS (2014 – 2015);
Senior Vice President and Chief Investment Officer, TAM (2014 – present);
Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);
Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);
Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);
Mutual Fund Manager, Munder Capital Management (2005 – 2008); and
Mutual Fund Manager, Invesco Ltd. (1997 – 2004).
Vincent J. Toner (47)	Vice President and Treasurer	Since 2014	Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present);
Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);
Vice President and Treasurer, TIS (2014 – 2015);
Vice President and Treasurer (2016 – present), Vice President, Administration and Treasurer (2014 – 2016), TAM;
Vice President, Administration and Treasurer, TFS (2014 –
present); Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and
Vice President, Fund Administration & Fund Accounting,
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Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (continued)			OppenheimerFunds (2007 - 2010).
Scott M. Lenhart (56)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST and TAAVF (2014 - present), TPP, TPFG and TPFG II (2014 – 2018), TIS (2014 - 2015);
Chief Compliance Officer (2014 - present), Anti-Money Laundering Officer (2014 - Present), TAM;
Vice President and Chief Compliance Officer, TFS (2014 - present);
Director of Compliance, Transamerica Investments & Retirement (2014 - present);
Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999-2006); and
Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989-1998).
Rhonda A. Mills (51)	Assistant General Counsel, Assistant Secretary	Since 2016	Assistant Secretary, Transamerica Funds, TST and TAAVF (2016 – present);
Assistant Secretary, TPP, TPFG and TPFG II (2016 – 2018);
Assistant Secretary, Vice President and High Level Specialist Attorney (2014 – 2016), Assistant General Counsel (2016 – present), TAM;
Assistant Secretary, High Level Specialist Attorney and Vice President (2014 – present), TFS;
Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014);
Managing Member, Mills Law, LLC (2010 – 2011);
Counsel, Old Mutual Capital (2006-2009);
Senior Counsel, Great-West Life and Annuity Insurance Company (2004-2006); and
Securities Counsel, J.D. Edwards (2000-2003).
*	Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Each of the Board Members, other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane, Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into the Transamerica Fund Family. Mr. Jennings joined the Board in 2009. Mr. Warrick joined the Board in 2012. Mr. Smit joined the Board in 2014. Mr. Nelson and Mr. Pelletier both joined the Board in 2017.
The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Smit and Mr. Warrick, his or her status as not being an “interested person” as defined in the 1940 Act; as to Mr. Smit, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Nelson, business experience, securities industry and fund executive experience; Mr. Pelletier, securities industry and fund legal experience, entrepreneurial experience as an executive, owner and consultant, and board experience; Ms. Sawyer, management
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consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Smit, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Board is responsible for overseeing the management and operations of the funds. Mr. Smit serves as Chairman of the Board. Mr. Smit is an interested person of the funds. Independent Board Members constitute more than 75% of the Board.
The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and their shareholders, and that its committees, as further described below, help ensure that the funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members represent over 75% of the Board.
Board Committees
The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.
The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds’ board committees, the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management.
The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.
The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.
The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. The Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.
When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.
The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). The committee has, however, established (and reviews from time to time as it deems appropriate) certain desired qualities and qualifications for nominees, including certain personal attributes and certain skills and experience.
Risk Oversight
Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii)
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meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.
The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the funds, TAM, its affiliates, the sub-advisers or other service providers.
In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
Additional Information about the Committees of the Board
Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended October 31, 2017, the Audit Committee met 4 times and the Nominating Committee met 1 time.
Trustee Ownership of Equity Securities
The table below gives the dollar range of shares of the funds, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Mutual Funds, owned by each current Trustee as of December 31, 2017.
Transamerica Mutual Funds
Trustee	Aggregate Dollar Range of Equity Securities
Interested Trustees
Marijn P. Smit	Over $100,000
Alan F. Warrick	None
Independent Trustees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	None
Russell A. Kimball, Jr.	Over $100,000
Fredric A. Nelson III	None
John E. Pelletier	Over $100,000
Patricia L. Sawyer	Over $100,000
John W. Waechter	Over $100,000
As of December 31, 2017, none of the Independent Board Members or their immediate family members owned beneficially or of record any securities of the Investment Manager, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager, sub-advisers or Distributor of the funds.
Trustee Compensation
As of January 1, 2018, Independent Board compensation is determined as follows: Independent Board Members receive a total annual retainer fee of $220,000 from the funds/portfolios that make up the Transamerica Mutual Funds, as well as $9,000 for each regularly scheduled meeting attended and each special meeting requiring an in-person quorum (whether attended in-person or telephonically). The Independent Board Members receive $2,500 for each telephonic meeting attended. Additionally, each member of the Audit Committee and Nominating Committee receives a total annual retainer fee of $40,000.
The Trust pays a pro rata share of these fees allocable to each series of the Trust based on the relative assets of the series.
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As of January 1, 2018, the Lead Independent Trustee of the Board receives an additional retainer of $55,000 per year. The Audit Committee Chairperson receives an additional retainer of $25,000 per year and the Nominating Committee Chairperson receives an additional retainer of $13,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Trustee, Audit Committee Chairperson and Nominating Committee Chairperson retainers.
Any fees and expenses paid to an Interested Trustee and officers are paid by TAM or an affiliate and not by the Trust, except for the Chief Compliance Officer.
Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated (the “Deferred Compensation Plan”), available to the Board Members, compensation may be deferred that would otherwise be payable by the Trust to an Independent Board Member on a current basis for services rendered as Board Member. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the Board Members.
Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.
Compensation Table
The following table provides compensation amounts paid by the funds to the Independent Trustees for the fiscal year ended October 31, 2017. Interested Trustees are not compensated by the funds. Messrs. Smit and Warrick are compensated for their Board service by TAM or an affiliate of TAM.
Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from Transamerica Mutual Funds (including the Trust)(b)
Sandra N. Bane, Trustee	$96,291	N/A	N/A	$293,000
Leo J. Hill, Trustee	$112,064	N/A	N/A	$341,000
David W. Jennings, Trustee	$96,291	N/A	N/A	$293,000
Russell A. Kimball, Jr., Trustee	$96,291	N/A	N/A	$293,000
Fredric A. Nelson III, Trustee	$20,660	N/A	N/A	$57,000
John E. Pelletier, Trustee	$42,080	N/A	N/A	$116,500
Patricia L. Sawyer, Trustee	$101,058	N/A	N/A	$307,400
John W. Waechter, Trustee	$103,849	N/A	N/A	$316,000
(a)	The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.
(b)	Compensation expenses are allocated pro rata based on the relative net assets of each fund included in the Transamerica Mutual Funds complex. Of this aggregate compensation, there were no amounts deferred from the funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended October 31, 2017.
Shareholder Communication Procedures with the Board of Trustees
The Board of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:
Board of Trustees
Transamerica Funds
c/o Secretary
1801 California Street, Suite 5200
Denver, CO 80202
Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.
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Code of Ethics
The Trust, TAM, each sub-adviser and TCI have each adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, TAM, each sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.
Pursuant to Rule 17j-1 under the 1940 Act, the funds, TAM, the sub-advisers and the distributor each have adopted a code of ethics that permits their personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.
Proxy Voting Policies and Procedures
The respective sub-advisers determine how to vote proxies relating to securities held by the funds. The proxy voting policies and procedures of TAM and the sub-advisers are attached hereto as Appendix A.
TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM or its affiliates and the funds by either: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
The Trust files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
I. Statement of Principle
The funds seek to assure that proxies received by the funds are voted in the best interests of the funds’ stockholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Investment Manager and Sub-Adviser Policies
Each fund delegates the authority to vote proxies related to portfolio securities to TAM, as investment manager to each fund, which in turn delegates proxy voting authority for most funds of the Trust to the sub-adviser retained to provide day-to-day portfolio management for that fund. The Board of each fund adopts the proxy voting policies and procedures of the Investment Manager and sub-advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the fund. These policies and procedures are herein.
III. Annual Review of Proxy Voting Policies of Investment Manager and Sub-Advisers
No less frequently than once each calendar year, the Proxy Voting Administrator will request each sub-adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the funds and Investment Manager. Any inconsistency between the sub-adviser’s Proxy Voting Policy and that of the funds or TAM shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.
The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the legal department for inclusion in applicable SEC filings.
IV. Securities on Loan
The Board has authorized TAM, in conjunction with State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, MA 02111, to lend portfolio securities on behalf of the funds. Securities on loan generally are voted by the borrower of such securities. Should a sub-adviser to the fund wish to exercise its vote for a particular proxy, TAM will immediately contact State Street and terminate the loan.
Investment Management and Other Services
The Investment Manager
TAM serves as the investment manager for the funds. The Trust has entered into an Investment Management Agreement (“Management Agreement”), on behalf of each fund with TAM. TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, provides continuous and regular investment management services to the funds. TAM supervises each respective fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to each fund.
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TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of any such fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of each fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the funds’ Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the funds; oversight of other service providers to the funds, such as the custodian, the transfer agent, the funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services.
TAM’s investment management services also include the provision of supervisory and administrative services to each fund. These services include performing certain administrative services for the funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the funds by State Street, to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the funds from time to time, monitoring and verifying the custodian’s daily calculation of net asset values; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the funds’ custodian and dividend disbursing agent and monitoring their services to the funds; assisting the funds in preparing reports to shareholders; acting as liaison with the funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of Trustees and committees of Trustees; assisting in the preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the funds.
TAM is directly owned by Transamerica Premier Life Insurance Company (77%) (“TPLIC”) and AUSA Holding, LLC (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.
Management Agreement
TAM has agreed, under each fund’s Management Agreement, to regularly provide the fund with investment management services, including management, supervision and investment research and advice, and to furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, as stated in the fund’s prospectus and SAI. TAM also provides supervisory and administrative services to each fund, as well as services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. TAM has entered into sub-advisory agreements, as described below.
As compensation for services performed, each fund pays TAM a fee computed daily at an annual rate of each fund’s average daily net assets as described below. TAM bears all expenses incurred by it in the performance of its duties under each fund’s Management Agreement. A fund bears all expenses not expressly assumed by TAM incurred in the operation of the fund and the offering of its shares.
The Management Agreement for a fund will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of that fund.
Each Management Agreement provides that TAM may render services to others. Under each fund’s Management Agreement, TAM assumes no responsibility other than to render the services called for by the Management Agreement in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution
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of securities transactions for the fund or in the performance of its other services thereunder. TAM and its affiliates are not protected, however, against any liability to a fund to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.
Each Management Agreement provides that it may be terminated with respect to any fund at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the fund. A fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the fund, accompanied by appropriate notice. The Management Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).
TAM has outsourced the provision of certain specific administrative services to State Street. State Street performs back office services to support TAM, including furnishing financial and performance information about the funds for inclusion in regulatory filings and Trustee and shareholder reports; preparing drafts of regulatory filings, Trustee materials, tax returns, and reports and budgets; tax testing; and maintaining books and records. State Street’s address is One Lincoln Street, Boston, MA 02111.
TAM and the Trust entered into a Management Agreement with respect to each fund effective March 1, 2016 under which TAM serves as investment manager performing investment advisory and administrative services for a single management fee. Prior to March 1, 2016, each fund paid investment advisory and administrative services fees pursuant to separate agreements.
Investment Manager Compensation
TAM receives compensation calculated daily and paid monthly from the funds, at the annual rates indicated below. TAM pays the sub-advisers their sub-advisory fees out of its management fees.
Fund Name	Percentage of Average Daily Net Assets
ClearTrack 2015	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
ClearTrack 2020	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
ClearTrack 2025	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
ClearTrack 2030	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
ClearTrack 2035	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
ClearTrack 2040	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
ClearTrack 2045	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
ClearTrack 2050	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
ClearTrack 2055	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
ClearTrack 2060	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
ClearTrack Retirement Income	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
The following tables set forth the total amounts the funds paid to TAM (after waivers/expense reimbursements and recapture), Management Fees Waived/Expenses Reimbursed by TAM to the funds, and Management Fees Recaptured by TAM from the funds, if any, for the last three fiscal years. “N/A” in the tables below indicate that the fund was not in operation during the relevant fiscal year and, accordingly, no management fees are shown.
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Fund Name	Management Fees (after waivers/expense reimbursements and recapture)				Management Fees Waived/Expenses Reimbursed
	2017	After 03/01/2016	Before 03/01/2016	2015	2017	After 03/01/2016	Before 03/01/2016	2015
ClearTrack 2015	$163,773	$62,363	$12,007	($58,583)	$46,951	$51,689	$13,031	$90,711
ClearTrack 2020	$250,581	$82,144	$11,659	($59,605)	$39,150	$51,343	$14,100	$91,343
ClearTrack 2025	$313,153	$95,881	$14,274	($58,705)	$32,974	$42,646	$12,626	$91,123
ClearTrack 2030	$237,711	$72,540	$11,902	($61,144)	$39,211	$46,300	$11,975	$89,949
ClearTrack 2035	$229,013	$68,913	$ 7,333	($62,421)	$39,205	$45,532	$12,811	$90,270
ClearTrack 2040	$182,731	$49,113	$ 4,656	($62,426)	$44,726	$45,831	$13,112	$90,191
ClearTrack 2045	$103,219	$27,164	$ 918	($64,964)	$46,204	$42,124	$12,038	$88,526
ClearTrack 2050	$ 60,045	$ 4,742	($ 4,607)	($66,159)	$52,030	$45,160	$13,214	$88,574
ClearTrack 2055	($ 63,177)	N/A	N/A	N/A	$63,877	N/A	N/A	N/A
ClearTrack 2060	($ 63,026)	N/A	N/A	N/A	$63,726	N/A	N/A	N/A
ClearTrack Retirement Income	$323,041	$99,172	$13,876	($60,212)	$47,837	$53,576	$11,590	$90,300
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Fund Name	Management Fees Recaptured
	2017	After 03/01/2016	Before 03/01/2016	2015
ClearTrack 2015	$13,425	$19,569	$ 0	$20,634
ClearTrack 2020	$15,727	$20,980	$ 0	$20,604
ClearTrack 2025	$24,039	$16,174	$ 2	$20,835
ClearTrack 2030	$20,273	$16,855	$ 2	$20,118
ClearTrack 2035	$18,756	$17,053	$ 2	$20,225
ClearTrack 2040	$17,718	$15,948	$ 2	$20,163
ClearTrack 2045	$12,804	$14,240	$ 2	$18,452
ClearTrack 2050	$10,925	$13,162	$ 0	$18,396
ClearTrack 2055	$ 78	N/A	N/A	N/A
ClearTrack 2060	$ 78	N/A	N/A	N/A
ClearTrack Retirement Income	$15,710	$18,284	$ 2	$20,649
Prior to March 1, 2016, Transamerica Fund Services, Inc. (“TFS”) provided administrative services to the funds pursuant to an Administrative Services Agreement with the Trust. The funds paid administrative services fees in the following amounts for the last three fiscal years:
Fund Name	Administrative Services Fees Paid
	2017	2016	2015
ClearTrack 2015	N/A	$2,146	$ 952
ClearTrack 2020	N/A	$2,208	$ 924
ClearTrack 2025	N/A	$2,305	$ 962
ClearTrack 2030	N/A	$2,046	$ 719
ClearTrack 2035	N/A	$1,727	$ 630
ClearTrack 2040	N/A	$1,523	$ 630
ClearTrack 2045	N/A	$1,110	$ 419
ClearTrack 2050	N/A	$ 738	$ 330
ClearTrack 2055	N/A	N/A	N/A
ClearTrack 2060	N/A	N/A	N/A
ClearTrack Retirement Income	N/A	$2,183	$ 781
“N/A” in the above table indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no administrative service fees are shown.
Expense Limitation
TAM has entered into an expense limitation agreement with the Trust, on behalf of certain funds, pursuant to which TAM has agreed to waive fees or reimburse a fund’s expenses, or both, whenever, in any fiscal year, the total cost of normal operating expenses chargeable to a share class of a fund, including investment management fees but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business, exceed a certain percentage of the fund’s average daily net assets (the “expense cap”). The share classes may, at a later date, reimburse TAM for operating expenses previously paid on behalf of such share classes during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the classes (i.e., 36-month reimbursement), but only if, after such reimbursement, the classes’ expense ratios do not exceed the current expense cap or any other lower limit then in effect. The expense limitation agreement continues automatically for one-year terms unless TAM provides written notice to the Trust prior to the end of the then-current term. In addition, the agreement will terminate automatically upon termination of the Management Agreement.
Currently, each fund is included in the 36-month reimbursement arrangement.
The expense caps for the applicable share classes of each fund are listed in the table set forth below.
Fund Name	Expense Cap	Expiration Date of Expense Cap
ClearTrack 2015	Class R1 - 1.20% Class R6 - 0.55%	March 1, 2019
ClearTrack 2020	Class R1 - 1.20% Class R6 - 0.55%	March 1, 2019
ClearTrack 2025	Class R1 - 1.20% Class R6 - 0.55%	March 1, 2019
ClearTrack 2030	Class R1 - 1.20% Class R6 - 0.55%	March 1, 2019
ClearTrack 2035	Class R1 - 1.20% Class R6 - 0.55%	March 1, 2019
ClearTrack 2040	Class R1 - 1.20% Class R6 - 0.55%	March 1, 2019
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Fund Name	Expense Cap	Expiration Date of Expense Cap
ClearTrack 2045	Class R1 - 1.20% Class R6 - 0.55%	March 1, 2019
ClearTrack 2050	Class R1 - 1.20% Class R6 - 0.55%	March 1, 2019
ClearTrack 2055	Class R1 - 1.20% Class R6 - 0.55%	March 1, 2019
ClearTrack 2060	Class R1 - 1.20% Class R6 - 0.55%	March 1, 2019
ClearTrack Retirement Income	Class R1 - 1.20% Class R6 - 0.55%	March 1, 2019
Conflicts of Interest
TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the funds are engaged in a variety of businesses and have interests other than that of managing the funds. Transamerica is a global financial services company with many lines of business providing a wide range of financial services. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders.
Certain actual and potential conflicts of interest are described below. This is not, and is not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise.
Transamerica manages or advises other funds and products in addition to the funds (collectively, the “Other Accounts”). In some cases Transamerica oversees sub-advisers who provide day-to-day investment advice and recommendations with respect to the Other Accounts, and in other cases Transamerica itself performs all aspects of the day-to-day management. Certain Other Accounts have investment objectives similar to those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. Other Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested.
The results of the investment activities of the funds may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, the funds. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the funds or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the funds.
Transamerica and other financial service providers have conflicts associated with their promotion of the funds or other dealings with the funds that would create incentives for them to promote the funds. Transamerica may directly or indirectly receive a portion of the fees and commissions charged to the funds or their shareholders. Transamerica will also benefit from increased amounts of assets under management. These compensation matters may create a financial incentive on the part of Transamerica to recommend the funds over other accounts or products or to effect transactions differently in the funds as compared to other accounts or products. Transamerica has an interest in increasing fund assets, including in circumstances when that may not be in the funds’ or their shareholders’ interests.
Transamerica and/or the funds’ sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the funds and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds or Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the funds and Other Accounts on which fees are being charged.
A funds’ sub-adviser (or its affiliates) may make revenue sharing payments to Transamerica in connection with investments by holders of variable insurance contracts and other retirement products in funds advised by the sub-adviser (or its affiliates) that are offered in Transamerica insurance and retirement products. The sub-adviser’s funds that are offered in these products may also make Rule 12b-1 and other payments to Transamerica. The funds’ sub-advisers (or their affiliates) may also make revenue sharing payments to Transamerica for their participation in functions, events and meetings sponsored by Transamerica. These payments present certain conflicts of interest and may provide a disincentive for TAM to recommend the termination of such sub-advisers.
Certain Other Accounts are offered as investment options through variable insurance contracts and other retirement products offered and sold by Transamerica insurance companies. The performance of the Other Accounts may impact Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and
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the design of the Other Accounts may be influenced by these factors. For example, the Other Accounts being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them.
TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain funds and Other Accounts which operate as funds of funds that invest in affiliated underlying funds or Other Accounts, and TAM is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds or Other Accounts. TAM will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict may provide an incentive for TAM to include affiliated funds as investment options for funds of funds and to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. TAM may have an incentive to allocate the fund of funds’ assets to those underlying funds or Other Accounts for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or Other Accounts or to those underlying funds or Other Accounts for which an affiliate of TAM serves as the sub-adviser. TAM Compliance monitors allocation changes by the funds of funds.
TAM may have a financial incentive to implement certain changes to the funds or Other Accounts. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund or Other Account having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. Any recommendation to the Board concerning the appointment of or continued service of an affiliated sub-adviser for a fund, or a fund combination, is subject to TAM’s fiduciary duty to act in the best interests of a fund and its shareholders. Moreover, TAM's “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).
The aggregation of assets of multiple funds or Other Accounts for purposes of calculating breakpoints in management or sub-advisory fees, as applicable, may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the funds and their shareholders.
Transamerica has or may have existing or potential other business dealings or arrangements with current or proposed sub-advisers or other fund service providers (or their affiliates) recommended by TAM. Such other business dealings or arrangements present possible conflicts of interest. For example, TAM may have an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements.
Sub-advisers to certain funds of funds and certain funds of funds that are Other Accounts may also be conflicted in allocating the funds of funds’ assets among underlying funds.
Please see Appendix B for a further discussion of sub-adviser conflicts of interest.
Sub-Adviser
QS Investors, LLC serves, pursuant to a sub-advisory agreement with TAM, as sub-adviser to each fund. Pursuant to the sub-advisory agreements, the sub-adviser carries out and effectuates the investment strategy designed for the funds by TAM. Subject to review by TAM and the Board, the sub-adviser is responsible for providing day-to-day investment advice and recommendations of the fund(s) TAM assigns to them and for making decisions to buy, sell or hold a particular security. The sub-adviser bears all of its expenses in connection with the performance of its services under its sub-advisory agreement such as compensating its officers and employees connected with investment and economic research, trading and investment management of the respective fund(s) and furnishing them office space.
The sub-advisory agreement will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the particular fund.
The sub-adviser also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-advisers’ allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.
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It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.
The sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).
Sub-Adviser Fees
TAM, not the funds, is responsible for paying the sub-adviser for its services, and sub-advisory fees are TAM’s expense. As a matter of administrative convenience, sub-advisory fees may be deducted directly from a fund’s bank account, in which case payment to TAM of the management fee would be net of amounts paid to the sub-adviser
The sub-adviser receives monthly compensation from TAM of the annual rate of a specified percentage, indicated below, of a fund’s average daily net assets:
0.05% of the first $2.5 billion
0.04% in excess of $2.5 billion
The average daily net assets for purposes of calculating the sub-advisory fees will be determined on the basis of the combined assets of each of the ClearTrack funds.
The following table sets forth the total amounts of sub-advisory fees paid by TAM, on behalf of a fund, to the sub-adviser for the last three fiscal years.
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no sub-advisory fees are shown.
Fund Name	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
	2017	2016	2015
ClearTrack 2015	$25,949	$16,035	$1,621
ClearTrack 2020	$36,039	$18,509	$1,569
ClearTrack 2025	$42,364	$19,967	$1,634
ClearTrack 2030	$33,756	$16,851	$1,224
ClearTrack 2035	$32,811	$15,709	$1,075
ClearTrack 2040	$27,587	$12,950	$1,072
ClearTrack 2045	$17,969	$ 9,106	$ 720
ClearTrack 2050	$13,304	$ 6,073	$ 567
ClearTrack 2055	$ 82	N/A	N/A
ClearTrack 2060	$ 82	N/A	N/A
ClearTrack Retirement Income	$46,714	$21,351	$1,332
Portfolio Manager Information
Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day investment advice and management or recommendations, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.
Transfer Agent
TFS serves as the transfer agent, withholding agent and dividend disbursing agent for each fund. As transfer agent, TFS maintains an account for each shareholder of a fund and performs other transfer agency functions. TFS has outsourced the provision of certain transfer agency services to DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169.
Class R1 shares may pay sub-transfer agency fees to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of TFS providing such services. Class R6 shares do not pay sub-transfer agency fees directly, but TFS may use its available resources to pay for sub-transfer agency services for any share class, including those that pay sub-transfer agency fees directly.
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Each share class pays the following transfer agency fees and, as applicable, sub-transfer agency fees:
Class R6*
Asset Fee to TFS	0.75 bps
Class R1*
Asset Fee to TFS	0.75 bps
Sub-Transfer Agent and Omnibus Intermediary Fees	up to 15 bps
*Applicable out-of-pocket expenses, including, but not limited to, quarterly shareholder statements and postage, will be charged directly to the funds.
Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).
There were no brokerage credits received for the periods ended October 31, 2017, 2016 and 2015.
Custodian
State Street, located at One Lincoln Street, Boston, MA 02111, serves as the Trust’s custodian.
State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the funds’ securities lending agent and receives a share of the income generated by such activities.
Securities Lending Activities
The dollar amounts of income and fees and compensation paid to all service providers (including fees paid to State Street as securities lending agent and for cash collateral management) related to those funds that engaged in securities lending activities during the most recent fiscal year are provided in Appendix C of this SAI. The securities lending agent’s fees will be calculated on, and deducted from, the securities lending revenues of the applicable funds.
To the extent a fund engaged in securities lending activities, the services provided by State Street as securities lending agent would include: selection of securities to be loaned; locating borrowers previously approved by the funds’ board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds’ instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds’ instructions; and arranging for return of loaned securities to the fund at loan termination.
Independent Registered Public Accounting Firm
Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the Trust’s independent registered public accounting firm.
Distributor and Distribution Plan
Distributor
Under the Underwriting Agreement, Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. TCI is an affiliate of TAM. TCI offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by TCI.
The Underwriting Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.
The Underwriting Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by TCI, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Underwriting Agreement will automatically and immediately terminate in the event of its assignment.
“N/A” in the tables below indicates that the fund was not in operation during the relevant fiscal year or had share classes with no underwriting commissions, accordingly, no information is shown.
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Underwriting Commission
Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2017	2016	2015	2017	2016	2015
ClearTrack 2015	N/A	$ -	N/A	N/A	N/A	N/A
ClearTrack 2020	N/A	$ -	N/A	N/A	N/A	N/A
ClearTrack 2025	N/A	$ -	N/A	N/A	N/A	N/A
ClearTrack 2030	N/A	$ -	N/A	N/A	N/A	N/A
ClearTrack 2035	N/A	$ -	N/A	N/A	N/A	N/A
ClearTrack 2040	N/A	$ -	N/A	N/A	N/A	N/A
ClearTrack 2045	N/A	$ -	N/A	N/A	N/A	N/A
ClearTrack 2050	N/A	$ -	N/A	N/A	N/A	N/A
ClearTrack 2055	N/A	N/A	N/A	N/A	N/A	N/A
ClearTrack 2060	N/A	N/A	N/A	N/A	N/A	N/A
ClearTrack Retirement Income	N/A	$ -	N/A	N/A	N/A	N/A

Fund Name	For the Period Ended October 31, 2017
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
ClearTrack 2015	N/A	N/A	N/A	$257,757
ClearTrack 2020	N/A	N/A	N/A	$357,686
ClearTrack 2025	N/A	N/A	N/A	$418,859
ClearTrack 2030	N/A	N/A	N/A	$336,034
ClearTrack 2035	N/A	N/A	N/A	$325,927
ClearTrack 2040	N/A	N/A	N/A	$272,760
ClearTrack 2045	N/A	N/A	N/A	$177,182
ClearTrack 2050	N/A	N/A	N/A	$130,347
ClearTrack 2055	N/A	N/A	N/A	$ 409
ClearTrack 2060	N/A	N/A	N/A	$ 409
ClearTrack Retirement Income	N/A	N/A	N/A	$465,542
Distribution Plan
The Trust adopted a distribution plan (“12b-1 Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act applicable to Class R1 shares of the funds. Class R6 shares are not subject to distribution and service fees.
Each fund’s 12b-1 Distribution Plan permits the fund to pay fees to TCI and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Distribution Plan, the fund would not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Under each 12b-1 Distribution Plan, a fund may pay the fees to the Distributor and others until the 12b-1 Distribution Plan is terminated or not renewed.
The 12b-1 Distribution Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund’s Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. For so long as the 12b-1 Distribution Plan is in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.
The 12b-1 Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the 12b-1 Distribution Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a fund requires approval by the shareholders of that fund.
Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a particular class of shares of a fund also requires approval by the shareholders of that class.
A 12b-1 Distribution Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class.
Under the 12b-1 Distribution Plan for Class R1 shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.50% of the average daily net assets of the fund’s Class R1 shares.
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Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Financial Intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. The prospectus contains a description of distribution and service fees payable under the 12b-1 Distribution Plan with respect to the shares offered in that prospectus.
TCI may use the fees payable under the 12b-1 Distribution Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of Class R1 shares, or in personal service to and/or maintenance of these shareholder accounts.
More specifically, these fees may be used by TCI or a financial intermediary for expenses related to a fund, including: costs of printing and distributing the fund prospectuses, statements of additional information and reports to prospective investors in the fund; costs involved in preparing, printing and distributing sales literature pertaining to the fund and reports for persons other than existing shareholders; an allocation of overhead and other branch office distribution-related expenses of TCI or a financial intermediary; payments made to, and expenses of, a TCI or a financial intermediary and other persons who provide support or personal services to shareholders in connection with the distribution of the fund’s shares; and interest-related expenses, or the cost of capital associated with, the financing of any of the foregoing. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the 12b-1 Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts.
In the case of a fund or a class of shares that is closed to new investors or investments, the fees are paid for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts.
In determining whether to approve the 12b-1 Distribution Plan and the Distribution Agreements, the Trustees considered the anticipated benefits to shareholders from adopting the 12b-1 Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of TCI that payments of distribution-related expenses by the funds under the 12b-1 Distribution Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe the 12b-1 Distribution Plan will enable each fund to promote sales of its shares and provide personal service and maintenance with respect to shareholder accounts as appropriate for the fund. In turn, these promotion efforts are expected to result in increased sales and lead to an increase in a fund’s net asset levels, which should enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund’s investment manager and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.
The 12b-1 Distribution Plan requires that at least quarterly the Trust and the Distributor shall provide to the Board of Trustees and the Board of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the 12b-1 Distribution Plan.
Distribution Fees Paid Under the 12b-1 Distribution Plan
For the fiscal year ended October 31, 2017, Class R1 shares of the Trust paid $2,742,912 to Transamerica Retirement Solutions, LLC.
Purchase, Redemption and Pricing of Shares
Shareholder Accounts
Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each fund’s prospectus.
Purchase of Shares
Class R1 and Class R6 Shares
As stated in the prospectus, the funds currently offer investors a choice of two classes of shares: Class R1 and Class R6 shares. Not all Transamerica Funds offer all classes of shares.
Class R1 and Class R6 shares of the funds are intended for purchase by participants in certain retirement plans described below and under the following conditions:
•	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).
•	Class R1 and Class R6 shares are available only to eligible retirement plans where Class R1 and Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
•	The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R1 and Class R6 shares in certain investment products or programs.
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Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
Information on sales charge reductions and/or waivers can also be found on the Transamerica Funds’ website at www.transamerica.com.
Redemption of Shares
Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will normally be sent within three business days of the receipt of a redemption request in good order, but in any event within seven days, regardless of the method a fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the fund’s net assets at the time of redemption.
Under normal circumstances, the funds expect to meet redemption requests by using cash or cash equivalents held by a fund and/or selling a fund’s assets to generate cash. The funds also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind by redeeming shareholders may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available.
Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.
Net Asset Valuation (“NAV”) Determination
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of all funds (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus any applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
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The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
Brokerage
Subject to policies established by the Board and TAM, the sub-advisers are responsible for placement of the funds’ securities transactions. In placing orders, it is the policy of a fund to seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, TAM or the sub-adviser, as applicable, having in mind the fund’s best interests, considers all factors it deems relevant, including: the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities
Decisions as to the selection of broker-dealers and the assignment of fund brokerage business for a fund and negotiation of its commission rates are made by TAM or the sub-adviser, as applicable, whose policy is to seek to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all fund transactions. In doing so, a fund may pay higher commission rates than the lowest available when its sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.
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There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-advisers may receive services from many broker-dealers with which the sub-advisers place the fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The services obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such services in servicing other accounts in addition to the respective fund. Conversely, services provided to a sub-advisers by broker-dealers in connection with trades executed on behalf of other clients of the sub-adviser may be useful to the sub-adviser in managing the fund, although not all of these services may be necessarily useful and of value to the sub-adviser in managing such other clients. The receipt of such services enables a sub-adviser to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act and the SEC’s interpretive guidance thereunder, a sub-adviser may cause a fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a fund.
A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM or the sub-adviser. A sub-adviser may place transactions with a broker-dealer that is an affiliate of TAM or the sub-adviser where, in the judgment of the sub-adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of TAM or the sub-adviser may receive and retain compensation for effecting portfolio transactions for the fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the fund do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
A sub-adviser to a fund, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place security transactions with broker/dealers with which the Trust has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the funds. In no event will commissions paid by a fund be used to pay expenses that would otherwise be borne by any other fund in the Trust, or by any other party. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.
Securities held by a fund may also be held by other separate accounts, mutual funds or other accounts for which TAM or a sub-adviser serves as an adviser, or held by TAM or a sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by TAM or a sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TAM or a sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when TAM or a sub-adviser deems the purchase or sale of a security to be in the best interests of a fund as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the fund with those to be sold or purchased for such other accounts or companies in order to obtain favorable
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execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by TAM or the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a fund.
The Board of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the funds, and reviews the prices and commissions, if any, paid by the funds to determine if they were reasonable.
Brokerage Commissions Paid
The following funds paid the aggregate brokerage commissions indicated for the last three fiscal years:
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Fund Name	Brokerage Commissions Paid (including affiliated commissions)					Affiliated Brokerage Commissions Paid
	2017($)	2017(%) ^	2016 ($)	2016 (%)^	2015	2017($)	2017(%) *	2016 ($)	2016 (%)*	2015
ClearTrack 2015	$2,396	0.02%	$ 9,955	0.05%	$3,545	-	-	-	-	-
ClearTrack 2020	$3,733	0.03%	$13,146	0.08%	$4,168	-	-	-	-	-
ClearTrack 2025	$5,106	0.04%	$ 9,813	0.05%	$3,059	-	-	-	-	-
ClearTrack 2030	$3,894	0.03%	$ 8,032	0.04%	$2,444	-	-	-	-	-
ClearTrack 2035	$4,092	0.03%	$ 8,409	0.04%	$2,103	-	-	-	-	-
ClearTrack 2040	$3,744	0.03%	$ 6,324	0.03%	$2,299	-	-	-	-	-
ClearTrack 2045	$1,974	0.01%	$ 4,504	0.02%	$1,525	-	-	-	-	-
ClearTrack 2050	$1,572	0.01%	$ 3,012	0.02%	$1,185	-	-	-	-	-
ClearTrack 2055	$ 101	0.00%	N/A	N/A	N/A	-	-	N/A	N/A	N/A
ClearTrack 2060	$ 101	0.00%	N/A	N/A	N/A	-	-	N/A	N/A	N/A
ClearTrack Retirement Income	$5,368	0.04%	$ 9,792	0.05%	$2,008	-	-	-	-	-
^ Brokerage Commissions Paid by the fund as a percentage of overall Brokerage Commissions Paid by all Transamerica Funds.
* Affiliated Brokerage Commissions Paid by the fund as a percentage of total Brokerage Commissions Paid by the fund.
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Affiliated Brokers
There were no brokerage commissions incurred on security transactions placed with affiliates of the manager or sub-advisers for the fiscal year ended October 31, 2017.
Brokerage Commissions Paid for Research
There were no brokerage commissions that were directed to brokers for brokerage and research services during the fiscal year ended October 31, 2017.
Securities of Regular Broker Dealers
During the fiscal year ended October 31, 2017, the funds did not purchase securities issued by regular broker-dealers of the Transamerica Funds.
Principal Shareholders and Control Persons
Principal Shareholders
To the knowledge of the Trust, as of February 2, 2018, the following persons owned beneficially or of record 5% or more of the outstanding shares of the funds indicated.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
Name & Address	Fund Name	Class	Percent
Cleartrack 2015 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2015	R1	92.20%
Cleartrack 2015 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2015	R1	7.80%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	ClearTrack 2015	R6	66.18%
Cleartrack 2015 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2015	R6	33.82%
Cleartrack 2020 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2020	R1	88.99%
Cleartrack 2020 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2020	R1	11.01%
Cleartrack 2020 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2020	R6	51.74%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	ClearTrack 2020	R6	42.49%
Cleartrack 2020 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2020	R6	5.77%
Cleartrack 2025 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2025	R1	90.61%
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Name & Address	Fund Name	Class	Percent
Cleartrack 2025 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2025	R1	9.39%
Cleartrack 2025 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2025	R6	79.60%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	ClearTrack 2025	R6	20.40%
Cleartrack 2030 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2030	R1	87.19%
Cleartrack 2030 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2030	R1	12.81%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	ClearTrack 2030	R6	80.83%
Cleartrack 2030 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2030	R6	19.17%
Cleartrack 2035 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2035	R1	89.73%
Cleartrack 2035 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2035	R1	10.27%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	ClearTrack 2035	R6	70.04%
Cleartrack 2035 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2035	R6	29.90%
Cleartrack 2040 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2040	R1	86.63%
Cleartrack 2040 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2040	R1	13.37%
Cleartrack 2040 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2040	R6	59.56%
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Name & Address	Fund Name	Class	Percent
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	ClearTrack 2040	R6	40.44%
Cleartrack 2045 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2045	R1	88.53%
Cleartrack 2045 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2045	R1	11.47%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	ClearTrack 2045	R6	51.09%
Cleartrack 2045 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2045	R6	48.91%
Cleartrack 2050 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2050	R1	91.46%
Cleartrack 2050 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2050	R1	8.54%
Cleartrack 2050 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2050	R6	51.14%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	ClearTrack 2050	R6	48.75%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	ClearTrack 2055	R1	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	ClearTrack 2055	R6	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	ClearTrack 2060	R1	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	ClearTrack 2060	R6	100.00%
Cleartrack Retirement Income 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack Retirement Income	R1	92.52%
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Name & Address	Fund Name	Class	Percent
Cleartrack Retirement Income Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack Retirement Income	R1	7.48%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	ClearTrack Retirement Income	R6	66.39%
Cleartrack Retirement Income Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack Retirement Income	R6	33.61%
Control Persons
Any shareholder who holds beneficially 25% or more of a fund may be deemed to control the fund until such time as it holds beneficially less than 25% of the outstanding common shares of the fund. Any shareholder controlling a fund may be able to determine the outcome of issues that are submitted to shareholders for vote, and may be able to take action regarding the fund without the consent or approval of the other shareholders.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
As of February 2, 2018, the shareholders who held beneficially 25% or more of a fund were as follows:
Name & Address	Fund Name	Percentage of Fund Owned
Cleartrack 2015 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2015	91.42%
Cleartrack 2020 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2020	88.19%
Cleartrack 2025 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2025	89.16%
Cleartrack 2030 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2030	86.73%
Cleartrack 2035 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2035	89.17%
Cleartrack 2040 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2040	85.53%
Cleartrack 2045 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2045	87.14%
Cleartrack 2050 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack 2050	89.53%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	ClearTrack 2055	50.10%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	ClearTrack 2055	49.90%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	ClearTrack 2060	50.10%
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Name & Address	Fund Name	Percentage of Fund Owned
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	ClearTrack 2060	49.90%
Cleartrack Retirement Income 440 Mamaroneck Ave Harrison NY 10528-2418	ClearTrack Retirement Income	92.11%
Management Ownership
As of February 2, 2018, the Trustees and officers as a group owned less than 1% of any class of each fund’s outstanding shares.
Further Information About the Trust and the Funds
The Trust is organized as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Amended and Restated Declaration of Trust (“Declaration”) dated as of December 10, 2015, and the Trust’s Bylaws, as may be amended from time to time. Every shareholder, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration. Some of the more significant provisions of the Declaration are described below.
Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the net asset value, in U.S. dollars, of those shares determined at the close of business on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.
Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by a vote or consent of the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that any Trustee may be removed, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust, that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the prospectus of a fund, when issued, will be fully paid and non- assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder or the shareholder fails to provide the required information. In addition, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose in writing to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
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Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. A fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any series, in connection with the affairs of the Trust. The Declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.
The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
Derivative and Direct Actions. The Declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions.
Prior to bringing a derivative action, the Declaration requires that a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by up to an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand (or a committee comprised of some or all of such Trustees), with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, each complaining shareholder will be responsible, jointly and severally with any and all other complaining shareholders, for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose.
The Declaration provides that no Shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the Declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
If a derivative or direct action is brought in violation of the Declaration, each shareholder who commences or maintains such action will be required. jointly and severally, to reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with the Declaration. In addition, if a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action will be borne, jointly and severally, by each shareholder who commenced the action.
The Declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder bring a derivative or direct claim only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a fund be brought
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only in the U.S. District Court for the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the applicable court rules, and that the right to jury trial be waived to the fullest extent permitted by law.
Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
The shares of beneficial interest are divided into fifteen classes: Class A, Class B, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R4, Class R6, Class T, Class T1, Class T2 and Advisor Class. Not all funds offer all classes of shares. See a fund’s prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class. Class A, Class B, Class C, Class I, Class I2, Class R, Class R2, Class R4, Class T, Class T1, Class T2 and Advisor Class are discussed in a separate SAI. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class B, Class C, Class R, Class R1, Class R2, Class R4, Class T1 and Class T2 shares are subject to ongoing distribution and service fees. Advisor Class, Class I, Class I2, Class I3, Class R6 and Class T shares have no annual distribution and service fees. Each class may bear differing amounts of certain class-specific expenses, and each class has a separate exchange privilege. As of November 1, 2013, Class B shares were no longer available to new or existing investors except for exchanges and dividend and capital gains reinvestment. Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares. On November 30, 2009, all shares previously designated as Class I shares were re-designated as Class I2 shares. On February 10, 2012, all shares previously designated as Class P shares were converted into Class I shares. Class R1 shares are not currently offered. On October 13, 2017, Class R shares of Transamerica Government Money Market were renamed Class R2 shares.
The Trust does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.
Dividends and Other Distributions
An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class R1 shares of a fund are anticipated to be lower than the per share income dividends on Class R6 shares of that fund as a result of higher distribution and service fees applicable to Class R1 shares.
Taxes
Each fund expects to qualify in its first year, and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). Each fund must also meet several other requirements. These requirements include the following: (1) a fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.
If a fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. If a fund meets the Distribution Requirement but retains some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amounts retained. A fund may
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designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed those liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
For U.S. federal income tax purposes, a fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. Generally, the funds may not carry forward any losses other than net capital losses. Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Assuming a fund has sufficient earnings and profits, its shareholders generally are required to include distributions from the fund (whether paid in cash or reinvested in additional shares) as (1) ordinary income, to the extent the distributions are attributable to the fund’s investment income (except for qualified dividend income as discussed below), net short-term capital gain and certain net realized foreign exchange gains or (2) capital gains, to the extent of the fund’s net capital gain (i.e., the fund’s net long-term capital gains over net short-term capital losses).
If a fund fails to qualify for treatment as a RIC, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders (including distributions that would otherwise qualify as capital gain dividends or as exempt-interest dividends) will constitute ordinary dividend income to the extent of the fund’s available earnings and profits. Under certain circumstances, a fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each shareholder’s tax basis in its shares, and any distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.
A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.
Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December, payable to shareholders of record during such a month, and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of a fund may be “spilled back” and treated for certain purposes as paid by the relevant fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.
U.S. federal income tax law generally taxes noncorporate taxpayers on long-term capital gains and on “qualified dividend income” at rates of up to 20%.
Other distributions, including distributions of earnings from, in general, dividends paid to a fund that are not themselves qualified dividend income to the fund, interest income, other types of ordinary income and short-term capital gains, will generally be taxed at the ordinary income tax rate applicable to the taxpayer.
Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the fund and the shareholder receiving a distribution of the dividend income. Qualified dividend income generally also includes any dividend income (i) that is received by a fund from an underlying fund that is itself treated as a RIC and that received such income as dividends on common and preferred stock of U.S. companies or on stock of certain qualified foreign corporations, and (ii) that is reported as qualified dividend income by the underlying RICs, provided that certain holding period and other requirements are met by the underlying fund, the fund and the shareholders. If 95% or more of a fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Passive foreign investment companies are not qualified foreign corporations for this purpose.
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A dividend that is attributable to qualified dividend income of a fund and that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became “ex-dividend” with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.
Certain dividends received by a fund, or attributable to dividends received by an underlying fund, from U.S. corporations (generally, dividends received by the fund or underlying fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately reported by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from underlying funds treated as RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The applicable holding period requirements must also be satisfied by both the fund and the underlying funds. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s AMT liability. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any dividend distribution may thus pay the full price for the shares then effectively receive a portion of the purchase price back as a taxable distribution.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
Redemptions, sales and exchanges generally are taxable events for shareholders that are subject to tax. In general, if shares of a fund are redeemed, sold or exchanged, the shareholder will recognize a capital gain or loss equal to the difference between the proceeds of the redemption or sale or the value of the shares exchanged and the shareholder’s adjusted basis in the shares redeemed, sold or exchanged. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the redemption, sale or exchange of shares if the disposed of shares are replaced (including replacement by shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the redemption, sale or exchange of such shares. Should the replacement of such shares fall within this 61-day period, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less may be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many
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cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
A fund will not be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. A fund’s redemptions and sales of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause the fund to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to a fund and therefore may not be offset by any short-term capital losses incurred by that fund. Thus, a fund’s short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for reduced U.S. federal income tax rates for noncorporate shareholders, as discussed above. As a result of these factors, the use of the fund-of-funds structure by the funds could adversely affect the amount, timing and character of distributions to their shareholders.
The funds and the underlying funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If at least 50% of a fund’s total assets at the close of each quarter of a taxable year consist of interests in other RICs, the fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the fund for that taxable year. If the fund so elects, its shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their AMT liability.
If a fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a fund or other RICs in which the fund invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a fund does make the election, it will provide required tax information to shareholders. RICs generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if a fund or an underlying fund receives a refund of foreign taxes paid in respect of a prior year, the fund’s shareholders could incur a loss, or any foreign tax credits or deductions passed through to shareholders in respect of the foreign taxes for the current year could be reduced.
The following paragraphs are intended to disclose risks of investments that the funds may make indirectly, through underlying funds. Thus, references in the following paragraphs to one or more “funds” should be read to include, as applicable, references to one or more “underlying funds.”
Passive Foreign Investment Companies: Certain funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) at least 50% of its assets (generally computed based on average fair market value) held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing
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fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
A fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. In order for a fund making this election to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.
Options, Futures and Forward Contracts and Swap Agreements: Certain options, futures contracts, and forward contracts in which a fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.
A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been promulgated, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the IRS might not accept such treatment. If it did not, the status of a fund as a RIC might be affected.
The requirements applicable to a fund’s qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the rate of tax applicable to ordinary income.
Original Issue Discount: If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including any such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.
Constructive Sales: The constructive sale rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding
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substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.
Foreign Currency Transactions: Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss. Some of the funds have elected, or may elect, to treat this foreign currency income as capital gain or capital loss.
Backup Withholding: Each fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions, and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
Cost Basis: Each fund will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, each fund will also report basis and acquisition date information in those shares and the character of any gain or loss that the shareholder realizes on the sale or exchange (i.e., short-term or long-term). If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares in the same account when the shares were at different prices), the fund or the shareholder’s Service Agent (banks, broker-dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund), as applicable, will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The funds’ default method for calculating basis will be the average cost method. A shareholder may elect, on an account-by-account basis, to use a method other than average cost by following procedures established by the fund or the shareholder’s Service Agent, as applicable. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder elects to use a different method of basis calculation, the application of that method will depend on whether shares in an account have already been sold or exchanged. For information regarding available methods for calculating cost basis and procedures for electing a method other than the average cost method, shareholders who hold their shares directly with a fund may call the fund at 1-888-233-4339 Monday through Friday between 8:00 a.m. and 7:00 p.m. (Eastern Time). Shareholders who hold shares through a Service Agent should contact the Service Agent for information concerning the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average cost method or electing another method of basis calculation.
Taxation of Non-U.S. Shareholders: Dividends from net investment income that are paid to a shareholder who, as to the U.S., is a nonresident alien individual, a foreign corporation or a foreign estate or foreign trust (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the U.S. and the shareholder’s country of residence. Dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the distributing fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is “effectively connected with the shareholder’s conduct of a trade or business within the U.S.” and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax described in this paragraph.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. Exempt-interest dividends may be exempt from this withholding tax. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
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The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.
Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.
Financial Statements
The audited financial statements and financial highlights for the funds as of October 31, 2017 have been filed with the SEC as part of the annual report of the funds on January 5, 2018 (SEC Accession #0001193125-18-004094), and are hereby incorporated by reference into this SAI.
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Appendix A – Proxy Voting Policies
QS Investors, LLC
Proxy Voting Policy
Introduction
QS Investors, LLC (“QS Investors”) has adopted and implemented policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of its clients1 and in accordance with its fiduciary duties and applicable regulations. This Policy shall apply to all accounts managed by QS Investors. In addition, QS Investors’ Proxy Policy reflects the fiduciary standards and responsibilities for ERISA accounts managed by QS Investors.
[1]	For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which QS Investors serves as investment adviser or sub-adviser; for which QS Investors votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.
Responsibilities
Proxy votes are the property of QS Investors’ advisory clients. As such, QS Investors’ authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. QS Investors has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes QS Investors’ advisory clients’ proxies in accordance with their (ISS’s) proxy guidelines or, in extremely limited circumstances, QS Investors’ specific instructions. Where a client has given specific instructions as to how a proxy should be voted, QS Investors will notify and direct ISS to carry out those instructions. Where no specific instruction exists, QS Investors will follow the procedures set forth in this document and vote such proxies in accordance with ISS’s guidelines. Certain Taft-Hartley clients may direct QS Investors to have ISS vote their proxies in accordance with ISS’s (or other specific) Taft Hartley voting Guidelines.
Alternatively, clients may elect to retain proxy voting authority and responsibility. These and other proxy-related instructions must be outlined in the investment management agreement or other contractual arrangements with each client.
Clients may in certain instances contract with their custodial agent and notify QS Investors that they wish to engage in securities lending transactions. QS Investors will not vote proxies relating to securities in client accounts that are on loan. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan to ensure they are not voted by multiple parties.
Policies
Proxy voting activities are conducted in the best economic interest of clients.
QS Investors works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS Investors clients. In addition to proxy voting services provided by ISS, QS Investors has also contracted with ISS to provide proxy advisory services. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and maintains Proxy Voting Guidelines (the “Guidelines”) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and a number of other relevant factors. Changes to these Guidelines are communicated to QS Investors upon implementation.
While ISS has been instructed to vote our clients’ proxies in accordance with the Guidelines, QS Investors and our clients retain the right to instruct ISS to vote differently.
Underlying Funds
Certain QS Investors client accounts, including clients that are “Funds of Funds,” invest in underlying investment funds, including U.S. registered investment companies (“Underlying Funds”). Proxy voting with respect to shares, units or interests in Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that QS Investors has proxy voting authority with respect to shares, units or interests in Underlying Funds, QS Investors shall vote such shares, units or interests in the best interest of client accounts and subject to the general fiduciary principles set forth above rather than in accordance with the Guidelines.
QS Investors’ proxy voting authority on behalf of client accounts (including a Fund of Funds) with respect to shares, units or interests in Underlying Funds is subject to the provisions below in Proxy Voting of Underlying Funds.
Manager of Manager Arrangements
QS Investors advises certain client accounts that are structured as “Manager of Managers” arrangements in which various segments of the accounts are individually managed by a number of underlying investment advisers (“Underlying Managers”). In such arrangements, QS Investors generally does not exercise any proxy voting authority with respect to securities held in the client’s account. Proxy voting authority in such arrangements is typically assigned to the Underlying Managers.
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Management Oversight
Management is responsible for overseeing QS Investors proxy voting activities, including reviewing and monitoring the Guidelines that provide how ISS will generally vote proxies on behalf of QS Investors clients no less frequently than annually. Compliance is responsible for coordinating with ISS to administer the proxy voting process and overseeing ISS’s proxy responsibilities. Compliance monitors voting activity to ensure that votes are cast in accordance with the Guidelines or client-specific guidelines and/or any applicable regulatory requirements.
Availability of Proxy Voting Policies and Procedures and Proxy Voting Record
Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at QS Investors discretion. Clients may also obtain information on how their proxies were voted by QS Investors as required by law and otherwise at QS Investors’ discretion; however, QS Investors must not selectively disclose its investment company clients’ proxy voting records. The Firm will make proxy voting reports available to advisory clients upon request.
ISS’s current Guidelines, summaries, amendments, and other pertinent information can be accessed by visiting their website at the following address: http://www.issgovernance.com/policy.
Procedures
Proxy Voting Guidelines
QS Investors will review ISS’s Guidelines as necessary to support the best economic interests of QS Investors’ clients but generally no less frequently than annually. The Firm will choose to re-adopt or amend portions of or the entirety of the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of QS Investors’ clients. Before re-adopting or amending the Guidelines, Compliance, in consultation with Management, will thoroughly review and evaluate the proposed change(s) and rationale to evaluate potential conflicts with client or employee interests. Rationale for any decisions not to re-adopt ISS’s Guidelines will be fully documented.
Proxy Voting of Underlying Funds
Proxy Voting of Affiliated Funds
With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of Underlying Funds advised by QS Investors or an affiliate of QS Investors (including ETFs, open-end mutual funds and closed-end investment companies), proxies relating to any of such affiliated Underlying Funds generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such affiliated Underlying Fund. QS Investors may vote such proxies in accordance with other voting procedures approved by Management and Compliance, provided such procedures comply with applicable law and/or regulatory requirements.
Proxy Voting of Unaffiliated Funds
With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of an Underlying Fund advised by an adviser which is unaffiliated with QS Investors (including ETFs, open-end mutual funds and closed-end investment companies), QS Investors will vote such proxies in accordance with the general fiduciary principles set forth above; provided that QS Investors: (i) will vote proxies relating to shares of ETFs in accordance with an echo voting procedure to the extent required by QS Investors’ Procedures Relating to Compliance with ETF Exemptive Orders under Section 12(d)(1) of the Investment Company Act of 1940, and (ii) will vote proxies relating to shares of open-end mutual funds and closed-end investment companies in accordance with an echo voting procedure to the extent required in order to comply with Section 12(d)(1) under the Investment Company Act of 1940 and rules thereunder. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth above, and such procedures are subject to review by Management and Compliance.
Specific proxy voting decisions made by Management
Proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis will be referred to Management and Portfolio Management for review and to provide a voting instruction.
Certain proxy votes may not be cast
In extremely limited cases, QS Investors may determine that it is in the best economic interests of its clients not to vote certain proxies. QS Investors will abstain from voting if:
•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue; and
•	QS Investors cannot make a good faith determination as to what would be in the client’s best interest (e.g., material conflict cannot be mitigated).
In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. Examples may include:
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•	Proxy ballot was not received from the custodian;
•	Meeting notice was not received with adequate time for processing; or
•	Legal restrictions, including share blocking, that may restrict liquidity or otherwise limit trading.
ISS will coordinate with Compliance regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.
Conflict of Interest Procedures
QS Investors seeks to mitigate conflicts inherent in proxy voting and maintain independence by partnering with ISS for voting and administration of all client ballots. These conflicts may include:
•	The issuer is a client of QS Investors;
•	The issuer is a material business partner of QS Investors; or
•	An employee, or an immediate family member of an employee, of QS Investors serves as an officer or director of the issuer.
QS Investors believes that this Policy and our reliance on ISS for independent proxy decision-making reasonably ensure that these and other potential material conflicts are minimized, consistent with our fiduciary duty. Accordingly, proxies that will be voted in accordance with the Guidelines or in accordance with specific client instructions are not subject to the conflicts of interest procedures described below for items that are referred to QS Investors by ISS.
As a general matter, QS Investors takes the position that relationships between a non-QS Investors Legg Mason business unit and an issuer do not present a conflict of interest for QS Investors in voting proxies with respect to such issuer because QS Investors operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between QS Investors and such business units.
Procedures to Address Conflicts of Interest and Improper Influence
Note: This section addresses the limited circumstances in which items that are referred to QS by ISS.
Overriding Principle: ISS will vote all proxies in accordance with the Guidelines. In the limited circumstances where ISS refers items to QS Investors for input or a voting decision, QS Investors will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of QS Investors clients.1
[1]	Any contact from external parties interested in a particular vote that attempts to exert improper pressure or influence shall be reported to Compliance
Independence: Compensation for all employees, particularly those with the ability to influence proxy voting in these limited circumstances, cannot be based upon their contribution to any business activity outside of QS Investors without prior approval from Management. Furthermore, they may not discuss proxy votes with any person outside of QS Investors (and within QS Investors only on a need to know basis).
Conflict Review Procedures: For items that are referred to QS Investors from ISS, Compliance will monitor for potential material conflicts of interest in connection with proxy proposals. Promptly upon a determination that a conflict exists in connection with a proxy proposal, the vote shall be escalated to Management. Management will collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if QS Investors or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, QS Investors’ decision on the particular vote at issue.
The information considered may include without limitation information regarding (i) client relationships; (ii) any relevant personal conflict known or brought to their attention; (iii) and any communications with members of the Firm and any person or entity outside of the organization that identifies itself as a QS Investors advisory client regarding the vote at issue.
If notified that QS Investors has a material conflict of interest, the Firm will obtain instructions as to how the proxies should be voted, if time permits, from the affected clients, if notified that certain individuals should be recused from the proxy vote at issue, QS Investors shall do so in accordance with the procedures set forth below.
Note: Any QS Investors employee who becomes aware of a potential material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Management and Compliance to evaluate such conflict and determine a recommended course of action.
At the beginning of any discussion regarding how to vote any proxy, Compliance will inquire as to whether any employee or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to Management and/or Compliance.
Compliance also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of QS Investors that identifies itself as a QS Investors advisory client, has: (i) requested that QS Investors vote a particular proxy in a certain manner; (ii) attempted to influence QS Investors in connection with proxy voting activities; or (iii) otherwise communicated with the Firm regarding the particular proxy vote at issue, and which incident has not yet been reported to management and/or Compliance.
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Investors should seek instructions as to how to vote the proxy at issue if time permits, from the effected clients. These inquiries and discussions will be properly documented.
Duty to Report: Any QS Investors employee that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of organization or any entity that identifies itself as a QS Investors advisory client to influence, how QS Investors votes its proxies has a duty to disclose the existence of the situation to their manager and the details of the matter to the Compliance. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.
Recusal of Members: Compliance will recuse any employee from participating in a specific proxy vote referred to QS Investors if he/she (i) is personally involved in a material conflict of interest; or (ii) as determined by Management and Compliance, has actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. Management will also exclude from consideration the views of any person (whether requested or volunteered) if Management knows, or if Compliance has determined that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.
Other Procedures That Limit Conflicts of Interest
QS Investors has adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to the Confidential Information Policy and the Code of Ethics. The Firm expects that these policies, procedures and internal controls will greatly reduce the chance that the Firm (or, its employees) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.
Recordkeeping
QS Investors will retain records of client requests for proxy voting information and any written responses thereto provided by QS Investors and will retain any documents the Firm or Compliance prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
QS Investors also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
With respect to QS Investors’ investment company clients, ISS will create and maintain such records as are necessary to allow such investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable law.
QS Investors will also maintain the following records relating to proxy voting:
•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
•	The shareholder meeting date;
•	A copy of each proxy statement received by QS Investors;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether QS Investors cast its vote on the matter;
•	How QS Investors cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
•	Whether QS Investors cast its vote for or against management.
In lieu of keeping copies of proxy statements, QS Investors may rely on proxy statements filed on the EDGAR system. QS Investors also may rely on third party records of proxy statements and votes cast by QS Investors if the third party provides an undertaking to QS Investors to provide such records promptly upon request.
Transamerica Asset Management, Inc.
Proxy Voting Policies and Procedures (“TAM Proxy Policy”)
I. Purpose
The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.
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II. TAM’s Advisory Activities
TAM acts as investment adviser to Transamerica Funds., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, and Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).
III. Summary of the TAM Proxy Policy
TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Glass, Lewis & Co., LLC. (“Glass Lewis”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.
IV. Delegation of Proxy Voting Authority to Sub-Advisers
TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).
V. Administration, Review and Submission to Board of Sub-Adviser Proxy Policies
A. Appointment of Proxy Administrator
TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).
B. Initial Review
1. The Proxy Administrator will collect from each Sub-Adviser:
a)	its Sub-Adviser Proxy Policy;
b)	a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and
c)	a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.
2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:
a)	whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;
b)	whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and
c)	whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).
3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.
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4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.
5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.
C. Subsequent Review
TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.
D. Record of Proxy Votes Exercised by Sub-Adviser
The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as Glass Lewis), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as Glass Lewis), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
VI. TAM Exercise of Proxy Voting Authority
A. Use of Independent Third Party
If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of Glass Lewis or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.
B. Conflict with View of Independent Third Party
If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.
C. Asset Allocation Portfolios
For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.
VII. Conflicts of Interest Between TAM or Its Affiliates and the Funds
The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
VIII. Recordkeeping
A. Records Generally Maintained
In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:
1.	the TAM Proxy Voting Policy; and
2.	records of Fund client requests for TAM proxy voting information.
B. Records for TAM Exercise of Proxy Voting Authority
In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:
1.	proxy statements received regarding matters it has voted on behalf of Fund clients;
2.	records of votes cast by TAM; and
3.	copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.
If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
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C. Records Pertaining to Sub-Adviser Proxy Policies
The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:
1.	each Sub-Adviser Proxy Policy; and
2.	the materials delineated in Article V above.
If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
D. Time Periods for Record Retention
All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.
IX. Provision of TAM Proxy Policy to Fund Clients
The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.
Last Revised: July 1, 2012
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Appendix B – Portfolio Managers
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the applicable adviser or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end, except as otherwise noted.
QS Investors, LLC (“QS Investors”)
ClearTrack 2015
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam J. Petryk, CFA	35	$9.52 billion	34	$6.33 billion	5	$0.48 billion
Thomas Picciochi	35	$9.52 billion	34	$6.33 billion	5	$0.48 billion
Ellen Tesler	35	$9.52 billion	34	$6.33 billion	5	$0.48 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam J. Petryk, CFA	0	$0	0	$0	1	$0.07 billion
Thomas Picciochi	0	$0	0	$0	1	$0.07 billion
Ellen Tesler	0	$0	0	$0	1	$0.07 billion
ClearTrack 2020
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam J. Petryk, CFA	35	$9.49 billion	34	$6.33 billion	5	$0.48 billion
Thomas Picciochi	35	$9.49 billion	34	$6.33 billion	5	$0.48 billion
Ellen Tesler	35	$9.49 billion	34	$6.33 billion	5	$0.48 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam J. Petryk, CFA	0	$0	0	$0	1	$0.07 billion
Thomas Picciochi	0	$0	0	$0	1	$0.07 billion
Ellen Tesler	0	$0	0	$0	1	$0.07 billion
ClearTrack 2025
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam J. Petryk, CFA	35	$9.48 billion	34	$6.33 billion	5	$0.48 billion
Thomas Picciochi	35	$9.48 billion	34	$6.33 billion	5	$0.48 billion
Ellen Tesler	35	$9.48 billion	34	$6.33 billion	5	$0.48 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam J. Petryk, CFA	0	$0	0	$0	1	$0.07 billion
Thomas Picciochi	0	$0	0	$0	1	$0.07 billion
Ellen Tesler	0	$0	0	$0	1	$0.07 billion
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ClearTrack 2030
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam J. Petryk, CFA	35	$9.50 billion	34	$6.33 billion	5	$0.48 billion
Thomas Picciochi	35	$9.50 billion	34	$6.33 billion	5	$0.48 billion
Ellen Tesler	35	$9.50 billion	34	$6.33 billion	5	$0.48 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam J. Petryk, CFA	0	$0	0	$0	1	$0.07 billion
Thomas Picciochi	0	$0	0	$0	1	$0.07 billion
Ellen Tesler	0	$0	0	$0	1	$0.07 billion
ClearTrack 2035
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam J. Petryk, CFA	35	$9.50 billion	34	$6.33 billion	5	$0.48 billion
Thomas Picciochi	35	$9.50 billion	34	$6.33 billion	5	$0.48 billion
Ellen Tesler	35	$9.50 billion	34	$6.33 billion	5	$0.48 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam J. Petryk, CFA	0	$0	0	$0	1	$0.07 billion
Thomas Picciochi	0	$0	0	$0	1	$0.07 billion
Ellen Tesler	0	$0	0	$0	1	$0.07 billion
ClearTrack 2040
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam J. Petryk, CFA	35	$9.51 billion	34	$6.33 billion	5	$0.48 billion
Thomas Picciochi	35	$9.51 billion	34	$6.33 billion	5	$0.48 billion
Ellen Tesler	35	$9.51 billion	34	$6.33 billion	5	$0.48 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam J. Petryk, CFA	0	$0	0	$0	1	$0.07 billion
Thomas Picciochi	0	$0	0	$0	1	$0.07 billion
Ellen Tesler	0	$0	0	$0	1	$0.07 billion
ClearTrack 2045
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam J. Petryk, CFA	35	$9.53 billion	34	$6.33 billion	5	$0.48 billion
Thomas Picciochi	35	$9.53 billion	34	$6.33 billion	5	$0.48 billion
Ellen Tesler	35	$9.53 billion	34	$6.33 billion	5	$0.48 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam J. Petryk, CFA	0	$0	0	$0	1	$0.07 billion
Thomas Picciochi	0	$0	0	$0	1	$0.07 billion
Ellen Tesler	0	$0	0	$0	1	$0.07 billion
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ClearTrack 2050
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam J. Petryk, CFA	35	$9.54 billion	34	$6.33 billion	5	$0.48 billion
Thomas Picciochi	35	$9.54 billion	34	$6.33 billion	5	$0.48 billion
Ellen Tesler	35	$9.54 billion	34	$6.33 billion	5	$0.48 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam J. Petryk, CFA	0	$0	0	$0	1	$0.07 billion
Thomas Picciochi	0	$0	0	$0	1	$0.07 billion
Ellen Tesler	0	$0	0	$0	1	$0.07 billion
ClearTrack 2055
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam J. Petryk, CFA	35	$9.57 billion	34	$6.33 billion	5	$0.48 billion
Thomas Picciochi	35	$9.57 billion	34	$6.33 billion	5	$0.48 billion
Ellen Tesler	35	$9.57 billion	34	$6.33 billion	5	$0.48 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam J. Petryk, CFA	0	$0	0	$0	1	$0.07 billion
Thomas Picciochi	0	$0	0	$0	1	$0.07 billion
Ellen Tesler	0	$0	0	$0	1	$0.07 billion
ClearTrack 2060
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam J. Petryk, CFA	35	$9.57 billion	34	$6.33 billion	5	$0.48 billion
Thomas Picciochi	35	$9.57 billion	34	$6.33 billion	5	$0.48 billion
Ellen Tesler	35	$9.57 billion	34	$6.33 billion	5	$0.48 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam J. Petryk, CFA	0	$0	0	$0	1	$0.07 billion
Thomas Picciochi	0	$0	0	$0	1	$0.07 billion
Ellen Tesler	0	$0	0	$0	1	$0.07 billion
ClearTrack Retirement Income
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam J. Petryk, CFA	35	$9.47 billion	34	$6.33 billion	5	$0.48 billion
Thomas Picciochi	35	$9.47 billion	34	$6.33 billion	5	$0.48 billion
Ellen Tesler	35	$9.47 billion	34	$6.33 billion	5	$0.48 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam J. Petryk, CFA	0	$0	0	$0	1	$0.07 billion
Thomas Picciochi	0	$0	0	$0	1	$0.07 billion
Ellen Tesler	0	$0	0	$0	1	$0.07 billion
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Conflicts of Interest
Potential Conflicts of Interest
QS Investors maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.
QS Investors has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, or market restrictions.
Similar Investment Strategies. QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by QS Investors methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.
Different Investment Strategies. QS Investors may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, QS Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.
Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
In multi-asset strategies where QS Investors is responsible for asset allocation and has the discretionary authority to direct assets to funds or accounts managed by QS Investors, affiliated managers and/or unaffiliated managers, QS Investors may have financial or other incentives to advise that client assets be directed to funds or accounts managed by QS Investors instead of funds or accounts managed by affiliated managers or unaffiliated managers, or to advise that client assets be directed to funds or accounts managed by affiliated managers instead of unaffiliated managers.
QS Investors has established and implemented various policies and procedures to promote fair and equitable treatment and to manage these and other potential conflicts that may arise from differences in financial incentives. For example, in regard to the management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management. In regard to conflicts associated with fund/manager selection, QS Investors employs an asset allocation process that is primarily quantitative, and certain investment decisions that could be deemed to result in conflicts of interest (e.g., initial allocations or substantial increases in allocations to funds or accounts managed by QS Investors) are subject to review and pre-approval by certain management and compliance personnel.
Personal Holdings and Transactions. Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors also allows its employees to trade in securities that it recommends to advisory clients. QS Investors purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by QS Investors for its client accounts. QS Investors and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by QS Investors. This may result in a potential conflict of interest since QS Investors’ employees have knowledge of such funds’ investment holdings, which is non-public information. QS Investors has implemented a Code of Ethics which is designed to
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address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing pre-clearance and reporting requirements, blackout periods, supervisory oversight, and other measures designed to reduce conflict.
Portfolio Manager Compensation
Compensation for all investment professionals includes a combination of base salary and annual discretionary bonus as well as a generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:
•	Competitive base salaries;
•	Individual discretionary bonuses based on the investment professional’s added value to the products for which they are responsible. Bonuses are not directly tied to peer group and/or relative performance to any benchmark. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of a portfolio manager contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Other factors taken into consideration include the individual’s contributions to model and investment process research, risk management, client service and new business development; and
•	Corporate profit sharing.
Certain investment professionals may also have longer-term incentive packages that are tied to the success of the organization.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).
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Appendix C – Securities Lending Activities
(for the fiscal year ended October 31, 2017)
Transamerica ClearTrack 2015
Gross income from securities lending activities (including income from cash collateral reinvestment)	$43,843.79
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 2,815.14
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 1,021.38
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$14,668.26
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$18,504.79
Net income from securities lending activities	$25,339.00

Transamerica ClearTrack 2020
Gross income from securities lending activities (including income from cash collateral reinvestment)	$51,184.97
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 3,155.21
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 1,129.24
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$18,463.52
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$22,747.97
Net income from securities lending activities	$28,437.00

Transamerica ClearTrack 2025
Gross income from securities lending activities (including income from cash collateral reinvestment)	$53,437.57
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 3,250.39
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 1,180.42
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$19,753.77
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$24,184.57
Net income from securities lending activities	$29,253.00

Transamerica ClearTrack 2030
Gross income from securities lending activities (including income from cash collateral reinvestment)	$45,332.06
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 2,847.98
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 997.36
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$15,859.73
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$19,705.06
Net income from securities lending activities	$25,627.00
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Transamerica ClearTrack 2035
Gross income from securities lending activities (including income from cash collateral reinvestment)	$61,022.13
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 4,415.27
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 1,183.34
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$15,515.52
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$21,114.13
Net income from securities lending activities	$39,908.00

Transamerica ClearTrack 2040
Gross income from securities lending activities (including income from cash collateral reinvestment)	$36,818.32
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 1,980.62
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 1,059.44
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$15,940.26
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$18,980.32
Net income from securities lending activities	$17,838.00

Transamerica ClearTrack 2045
Gross income from securities lending activities (including income from cash collateral reinvestment)	$26,863.16
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 1,583.92
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 671.25
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$10,346.98
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$12,602.16
Net income from securities lending activities	$14,261.00

Transamerica ClearTrack 2050
Gross income from securities lending activities (including income from cash collateral reinvestment)	$18,623.39
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 593.43
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 530.96
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$12,155.00
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$13,279.39
Net income from securities lending activities	$ 5,344.00
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Transamerica ClearTrack Retirement Income
Gross income from securities lending activities (including income from cash collateral reinvestment)	$65,480.04
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 2,761.76
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 2,173.71
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$35,665.57
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$40,601.04
Net income from securities lending activities	$24,879.00
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Transamerica Funds
Statement of Additional Information
March 1, 2018
Fund	Class R Ticker	Class R4 Ticker	Class I3 Ticker
Transamerica Asset Allocation Intermediate Horizon	TAARX	TAAFX	-
Transamerica Asset Allocation Long Horizon	TALRX	TALFX	-
Transamerica Asset Allocation Short Horizon	TSHRX	TSHFX	-
Transamerica Balanced II	TBLRX	TBLFX	TBLTX
Transamerica Government Money Market[1]	-	TFGXX	TGTXX
Transamerica High Quality Bond	TBDRX	TBDFX	TBDTX
Transamerica High Yield Bond	TAHRX	TAHFX	TAHTX
Transamerica Inflation-Protected Securities	TPRRX	TPRFX	TPRTX
Transamerica Intermediate Bond	TMBRX	TMBFX	TMBTX
Transamerica International Equity	TRWRX	TRWFX	TRWTX
Transamerica International Growth (formerly, Transamerica International Equity Opportunities)	TIGSX	TIGFX	-
Transamerica Large Core	TLARX	TLAFX	TLATX
Transamerica Large Growth	TGWRX	TGWFX	TGWTX
Transamerica Large Value Opportunities	TLORX	TLOFX	TLOTX
Transamerica Mid Cap Growth	TMIRX	TMIFX	TMITX
Transamerica Mid Cap Value Opportunities	TOTRX	TOTFX	TOTRX
Transamerica Small Cap Core	TCCRX	TCCFX	TCCTX
Transamerica Small Cap Growth	TSPRX	TSPFX	TSPTX
Transamerica Small Cap Value	TRSLX	TSLFX	TSLTX
1Class R2: TGRXX
Each of the funds listed above is a series of Transamerica Funds. Each fund with “–” listed for a share class above indicates that share class is not currently offered by the fund.
This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the funds’ prospectuses dated March 1, 2018, as they may be supplemented or revised from time to time.
This SAI is incorporated by reference in its entirety into the prospectus. The prospectus and this SAI may be obtained free of charge by writing or calling the funds at the below address or toll-free telephone number. This SAI sets forth information that may be of interest to shareholders, but that is not necessarily included in the prospectus. Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders, which may be obtained free of charge by writing or calling the funds at the below address or telephone number.
The Annual Reports contain financial statements that are incorporated herein by reference.
Investment Manager: Transamerica Asset Management, Inc.
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service (888) 233-4339 (toll free)

General Description of the Trust and the Funds
Transamerica Funds (the “Trust”) is an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Trust are currently divided into separate series (each a “fund” or together, the “funds”) described herein. Each fund offers one or more classes. The Trust may create additional series and classes from time to time.
The Trust was organized as a Delaware statutory trust on February 25, 2005. Prior to March 1, 2008, the Trust’s name was Transamerica IDEX Mutual Funds. The Trust is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds.
Each fund is classified as diversified under the 1940 Act.
Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) is the investment manager for each fund.
During the last five years, the names of certain funds have changed as follows:
Fund Name	Fund Name History
Transamerica Asset Allocation Intermediate Horizon[1]	N/A
Transamerica Asset Allocation Long Horizon[1]	N/A
Transamerica Asset Allocation Short Horizon[1]	N/A
Transamerica Balanced II1	N/A
Transamerica Government Money Market	Transamerica Money Market was renamed Transamerica Government Money Market on May 1, 2016.
Transamerica High Quality Bond[1]	N/A
Transamerica High Yield Bond	N/A
Transamerica Inflation-Protected Securities[1]	N/A
Transamerica Intermediate Bond	N/A
Transamerica International Equity	N/A
Transamerica International Growth	Transamerica International Equity Opportunities was renamed Transamerica International Growth on March 1, 2018.
Transamerica Large Core[1]	N/A
Transamerica Large Growth[1]	N/A
Transamerica Large Value Opportunities[1]	N/A
Transamerica Mid Cap Growth	N/A
Transamerica Mid Cap Value Opportunities	N/A
Transamerica Small Cap Core	N/A
Transamerica Small Cap Growth	N/A
Transamerica Small Cap Value	N/A
The footnote references below are intended for use as relevant to each applicable table included in this SAI:
[1]	Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon, Transamerica Asset Allocation Short Horizon, Transamerica Balanced II, Transamerica High Quality Bond, Transamerica Inflation-Protected Securities, Transamerica Large Core, Transamerica Large Growth and Transamerica Large Value Opportunities commenced operations on November 11, 2016, and as such, there is no historical information for the fiscal years ended October 31, 2015 and October 31, 2016.
Investment Objectives, Policies, Practices and Associated Risk Factors
The investment objective of each fund and the strategies each fund employs to achieve its objective are described in each fund’s prospectus. There can be no assurance that a fund will achieve its objective.
As indicated in each prospectus in the section entitled “Additional Information,” each fund’s investment objective and, unless otherwise noted in the prospectus or in this SAI, its investment policies and techniques may be changed by the funds’ Board of Trustees (the “Board”) without approval of shareholders. A change in the investment objective or policies of a fund may result in the fund having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.
Investment Policies
Fundamental Investment Policies
Fundamental investment policies of each fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund.
Each fund has adopted the following fundamental policies:
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1. Borrowing
The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
2. Underwriting Securities
The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
3. Making Loans
The fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4. Senior Securities
The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.
5. Real Estate
The fund may not purchase or sell real estate except as permitted by the 1940 Act.
6. Commodities
The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
7. Concentration of Investments
The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Solely for purposes of the above fundamental investment policies, the “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time, or other successor law governing the regulation of investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority, or exemptive or other relief or permission from the SEC, SEC staff or other authority.
Additional Information about Fundamental Investment Policies
The following provides additional information about each fund’s fundamental investment policies. This information does not form part of the funds’ fundamental investment policies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. Each fund will be permitted by this policy to make loans of money, including to other funds, portfolio securities or other assets. A fund would have to obtain exemptive relief from the SEC to make loans of money to other funds.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets
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from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, mortgage-backed securities (“MBS”) instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (excluding private activity municipal securities backed principally by non-governmental issuers); and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers based solely on their domicile in a single jurisdiction or country as an issuer’s domicile will not be considered an industry for purposes of the policy. A type of investment (e.g., equity securities, fixed income securities, investment companies, etc.) will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a fund as to how to reasonably classify issuers within or among industries. For purposes of determining compliance with its concentration policy, each fund will consider the holdings of any underlying Transamerica-sponsored mutual funds in which the fund invests. The funds have been advised by the SEC staff that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.
The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.
Except for the fundamental policy on borrowing set forth in (1) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.
The investment practices described above involve risks. Please see your fund’s prospectus and this SAI for a description of certain of these risks.
Non-Fundamental Policies
The funds have adopted the following non-fundamental policies, which may be changed by the Board without shareholder approval.
1.	Illiquid investments (all funds)
No fund may purchase any security if, as a result, more than 15% of its net assets (10% of net assets with respect to Transamerica High Yield Bond, and 5% of total assets with respect to Transamerica Government Money Market) would be invested in illiquid securities.
2.	Purchasing securities on margin
No fund may purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.
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3.	Underlying funds in funds-of-funds investment limitation (applicable funds: all funds except Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon and Transamerica Asset Allocation Short Horizon)
No fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on the provisions of Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended. This policy does not prevent a fund from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.
Additional Information Regarding Investment Practices
Each fund’s principal investment strategies are set forth in its prospectus.
This section further explains policies and strategies utilized by the funds.
Please refer to each fund’s prospectus and investment restrictions for the policies and strategies pertinent to a particular fund.
Unless otherwise indicated, all limitations applicable to fund investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation. There is no limit on the ability of a fund to make any type of investment or to invest in any type of security, except as expressly stated in the prospectus or in this SAI or as imposed by law.
Recent Market Events
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected.
Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, on June 23, 2016 voters in the United Kingdom approved withdrawal from the European Union. On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the European Union; as a result, the United Kingdom will remain a member state, subject to European Union law with privileges to provide services under the single market directives, for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.
5

Debt Securities and Fixed-Income Investing
Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. government, its agencies and instrumentalities; or foreign governments; asset-backed securities; collateralized-mortgage obligations (“CMOs”); zero coupon bonds; floating rate, inverse floating rate and index obligations; “strips”; structured notes; and pay-in-kind and step securities.
Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change, at least for some period of time. When a debt security is purchased, the fund owns “debt” and becomes a creditor to the company or government.
Consistent with each fund’s investment policies, a fund may invest in debt securities, which may be referred to as fixed income instruments. These may include securities issued by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Consistent with its investment policies, a fund may invest in derivatives based on fixed income instruments.
Generally, the funds use the terms “debt security,” “bond,” “fixed income instrument” and “fixed income security” interchangeably, and these terms are interpreted broadly by the funds and include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new debt securities are developed, a fund may invest in those securities as well.
Maturity and Duration: The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. For simple fixed income securities, duration indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity. The determination of duration becomes more complex when fixed income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. As a result, different investors may estimate duration differently.
Debt and fixed-income securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. If rates decline, when a fund’s fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, the values of fixed income securities fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.
Mortgage-Backed Securities
Mortgage-backed securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association (“GNMA”) certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federated National Mortgage Association (“Fannie Mae”) certificates, are not. The U.S. government has provided recent financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities’ weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.
The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency or private institution that issued or guarantees them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.
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Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.
As noted above, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. In many cases, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a fund of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a fund may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, a fund could experience losses in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the
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underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A fund may also buy mortgage-backed securities without insurance or guarantees.
If a fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
The funds may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund’s investment in such securities will be subject to the limitations on its investment in investment company securities.
Asset-Backed Securities
Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties.
Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) which may be affiliated or unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.
Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or “CBOs”), bank loans (such as collateralized loan obligations or “CLOs”) and other debt obligations (such as collateralized debt obligations or “CDOs”).
Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement and the exhaustion of any credit enhancement. The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed
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on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a fund’s experiencing difficulty in selling or valuing asset-backed securities.
Corporate Debt Securities
Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.
Commercial Paper
Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Group (“S&P”). Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing or rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.
Commercial paper includes asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
Bank Obligations
Bank obligations include dollar-denominated CDs, time deposits and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are short-term, unsecured, negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banks for specified periods of time at stated interest rates. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state institutions are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of obligations of each held by the fund) and are subject to federal examination and to a substantial body
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of federal law and regulation. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.
Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by state and federal regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
Bank Capital Securities: Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high-risk, below-investment-grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.
For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the risks typically associated with fixed income securities discussed elsewhere in this SAI and a fund’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.
Zero Coupon, Step Coupon, Deferred Payment, Stripped and Pay-In-Kind Securities
Zero coupon bonds are issued and traded at a discount from their face values. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and trade at a discount from their face values and pay coupon interest. The coupon rate typically is low for an initial period and then increases to a higher coupon rate thereafter. Deferred payment securities are securities that
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remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Stripped securities are securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.
Federal income tax law requires holders of zero coupon, step coupon and deferred payment securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even if prior to the receipt of the corresponding cash payment. In order to avoid a fund-level tax, each fund must distribute each year substantially all of its taxable income, including original issue discount accrued on zero coupon, step coupon or deferred payment securities. Because a fund may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero coupon, step coupon or deferred payment securities, in some years a fund may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A fund might obtain such cash from selling other fund holdings. These actions may reduce the assets to which a fund’s expenses could be allocated and may reduce the rate of return for the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, deferred payment, stripped and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Investments in zero coupon and step coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.
Repurchase Agreements
In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which typically is unrelated to the coupon rate or maturity of the purchased security and represents compensation to the seller for use of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a fund are fully collateralized at all times during the period of the agreement.
Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. Repurchase agreements involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.
A fund may, together with other registered investment companies managed by the fund’s sub-adviser or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.
Convertible Securities
Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.
As fixed income securities, convertible securities provide for a stream of income. The yields on convertible securities generally are higher than those of common stocks. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, a convertible security offers the potential for capital appreciation through the conversion feature, enabling the holder to benefit from increases in the market price of the underlying common stock.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a
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certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.
PERCS (“Preferred Equity Redeemable Stock,” convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.
In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a fund may invest are subject to the same rating criteria as the fund’s investment in non-convertible debt securities.
Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.
A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s or B- by Fitch, Inc., or, if not rated by S&P, Moody’s or Fitch, are of equivalent investment quality as determined by the sub-adviser.
High Yield Securities
Debt securities rated below investment grade (lower than Baa as determined by Moody’s, lower than BBB as determined by S&P or Fitch, Inc.) or, if unrated, determined to be below investment grade by a fund’s sub-adviser, are commonly referred to as “lower grade debt securities” or “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Lower grade debt securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
Lower rated debt securities also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a fund consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities.
Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require sale of these securities by a fund, but a sub-adviser will consider the event in determining whether the fund should continue to hold the security.
Except for certain funds, a fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment grade will comprise less than 35% of the fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations.
Distressed Debt Securities
Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high-yield securities are heightened by investing in distressed debt securities.
A fund will generally make such investments only when the fund’s sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new
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securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.
Defaulted Securities
Defaulted securities are debt securities on which the issuer is not currently making interest payments. Generally, a fund will invest in defaulted securities only when its sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments, that the securities offer an unusual opportunity for capital appreciation or that other advantageous developments appear likely in the future. Notwithstanding a sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
The funds will limit holdings of any such securities to amounts that their respective sub-advisers believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds’ ability to readily dispose of securities to meet redemptions.
Structured Notes and Related Instruments
“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
U.S. Government Securities
U.S. Government obligations generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Examples of the types of U.S. government securities that a fund may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of Fannie Mae); or only by the credit of the issuing agency.
Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Fannie Mae.
Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the U.S., a fund must look principally to the
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agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.
On August 5, 2011, S& P lowered the long-term sovereign credit rating assigned to the U.S. to AA+ with a negative outlook. On June 10, 2013, S&P revised the negative outlook to a stable outlook. The long-term impact of the downgrade or the impact of any potential future downgrades are unknown and could negatively impact the funds.
Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.
The interest rate on a floating rate debt instrument (a “floater”) is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, although a fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The interest rate on an inverse floating rate debt instrument (an “inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.
Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and a fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not normally traded.
Although no active secondary market may exist for these notes, a fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.
In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.
In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
Municipal Securities
Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. A shareholder in a fund will generally exclude from gross income its allocable share of the interest the fund receives on municipal securities.
Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.
The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.
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Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
Private Activity Bonds: Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal alternative minimum tax (“AMT”). Bonds issued in 2009 and 2010 generally are not treated as private activity bonds, and interest earned on such bonds generally is not treated as a tax preference item. Investors may be subject to a federal AMT to the extent that the fund derives interest from private activity bonds.
Industrial Development Bonds: Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.
Municipal Notes: Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.
Municipal Commercial Paper: Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.
Participation Interests: A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.
Variable Rate Obligations: The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.
Municipal Lease Obligations: Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations
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may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.
Residual Interest Bonds: Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”) are created by brokers by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.
Tax-Exempt Commercial Paper: Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.
Custodial Receipts and Certificates: Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.
Stand-By Commitments: Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations held by the fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.
Tender Option Bonds: A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.
Loan Participations and Assignments
Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a lender. A fund’s investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan.
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When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Certain of the participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.
Because there is no liquid market for commercial loans, the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
Subordinated Securities
Subordinated securities are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by a fund’s sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Participation Interests
A participation interest gives a fund an undivided interest in the security in the proportion that the fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the fund’s sub-adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the fund’s participation interest in the security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment fund.
Unsecured Promissory Notes
A fund also may purchase unsecured promissory notes which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the fund’s investment objective.
Guaranteed Investment Contracts
A fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a fund makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to the portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. Because a fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.
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Credit-Linked Securities
Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a fund would receive as an investor in the trust. A fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Event-Linked Bonds
A fund may invest a portion of its net assets in “event-linked bonds,” which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Equity Securities and Related Investments
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a fund.
Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.
There may be little trading in the secondary market for particular equity securities, which may adversely affect a fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.
Common Stocks: Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Preferred Stocks: A fund may purchase preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
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Investments in Initial Public Offerings: A fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of a fund’s investment performance. A fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as a fund’s portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.
Warrants and Rights
A fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.
Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Derivatives
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, swaps on futures contracts, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.
The U.S. government and certain foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. In December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the funds. If the proposed rule, or a different rule, is adopted and goes into effect, it could limit the ability of a fund to invest or remain invested in derivatives.
The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.
In addition to the instruments and strategies discussed in this section, a sub-adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.
This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.
The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.
•	Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the sub-adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if a sub-adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.
•	A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the
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form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, a fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
•	A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, a fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.
•	Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.
•	Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to a fund.
•	Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on illiquid investments.
•	In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, a fund might have been in a better position had it not attempted to hedge at all.
•	Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.
•	Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.
•	Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.
•	Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a
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cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
•	Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The Dodd-Frank Act established a comprehensive new regulatory framework for swaps. Under this framework, regulation of the swap market is divided between the SEC and the CFTC. The SEC and CFTC have approved a number rules and interpretations as part of the establishment of this new regulatory regime. It is possible that developments in the swap market, including these new or additional regulations, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.
•	Certain derivatives, such as interest rate swaps and credit default swaps that are based on an index, are required under applicable law to be cleared by a regulated clearinghouse. Swaps subject to this requirement are typically submitted for clearing through brokerage firms that are members of the clearinghouse. A fund would establish an account with a brokerage firm to facilitate clearing such a swap, and the clearinghouse would become the fund’s counterparty. A brokerage firm would guarantee the fund’s performance on the swap to the clearinghouse. The fund would be exposed to the credit risk of the clearinghouse and the brokerage firm that holds the cleared swap. The brokerage firm also would impose margin requirements with respect to open cleared swap positions held by the fund, and the brokerage firm would be able to require termination of those positions in certain circumstances. These margin requirements and termination provisions may adversely affect the fund’s ability to trade cleared swaps. In addition, the fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. It is also possible that the fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.
•	Swaps that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. It is possible that a fund may not be able to enter into swaps that fully meet its investment needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.
•	Financial Instruments transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments transactions are also applicable to Financial Instruments used outside the U.S. Financial Instruments used outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments.
•	Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.
•	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.
Hedging: As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.
Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.
In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.
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Options – Generally: A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.
Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and a fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and a fund will be obligated to sell the security at less than its market value.
The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.
A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.
A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.
Transamerica High Yield Bond may not write covered put and call options or buy put and call options and warrants on securities that are traded on U.S. and foreign securities exchanges and over-the-counter.
Options on Indices: Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.
Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.
Futures Contracts and Options on Futures Contracts: A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.
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Futures strategies can be used to change the duration of a fund’s portfolio. If a sub-adviser wishes to shorten the duration of the fund’s portfolio, a fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a sub-adviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.
Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.
Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, a fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, a fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, a fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.
Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a sub-adviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Non-U.S. Currency Strategies: A fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.
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There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.
Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Generally, OTC non-U.S. currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.
Forward Currency Contracts: A fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.
If a fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.
Swaps, Caps, Floors and Collars: A fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, to attempt to enhance yield or total return, or as a substitute for other investments. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.
Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect a fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.
If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.
A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than a fund’s cost to enter into the credit default swap.
A fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may
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expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a fund in the event of a default.
The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be earmarked or set aside as cover, as described below. A fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, including segregating assets to cover any potential obligation under a credit default swap sold by it, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by a fund.
Combined Positions: A fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Cover: Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” A fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate, set aside or earmark on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.
Turnover: A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within a fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
Foreign Securities
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies.
The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets and frontier markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Unanticipated political or social developments may affect the values of a fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.
Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of a fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity.
The interest payable on a fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. In addition, the operating expenses of a fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.
There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in frontier markets and certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S.
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markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.
A fund may invest in securities of emerging market and frontier market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets countries. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A fund may also invest in securities denominated in currencies of emerging market or frontier market countries. There is no minimum rating criteria for a fund’s investments in such securities.
Certain non-U.S. countries, including emerging markets and frontier markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of a fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases because of settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a fund against loss or theft of its assets.
A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by a fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.
The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A fund’s investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, a fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.
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ADRs, EDRs and GDRs: A fund may also purchase ADRs, American Depositary Debentures, American Depositary Notes, American Depositary Bonds, EDRs, GDRs and FDRs, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Eurodollar or Yankee Obligations: Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.
Sovereign Government and Supranational Debt: A fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Russian Securities
A fund may invest directly in the securities of Russian issuers or may have indirect exposure to Russian securities through its investment in one or more funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described above. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity. It is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. Each applicable fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration. Further, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to a counterparty’s failure to pay for securities the fund has delivered or the fund’s inability to complete its contractual obligations because of theft or other reasons.
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Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register.
Other Investments
Illiquid Securities
An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is being carried on the fund’s books. Illiquid securities may be difficult to value, and a fund may have difficulty disposing of such securities promptly.
Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the 1933 Act. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board has delegated to the funds’ sub-advisers authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing a fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.
The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A fund may be restricted in its ability to sell such securities at a time when a fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.
Each fund monitors the portion of the fund’s total assets that are invested in illiquid securities on an ongoing basis, not only at the time of the investment in such securities.
Investments in the Real Estate Industry and Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.
REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.
Certain funds may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the U.S. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.
Commodities and Natural Resources
Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and
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company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.
Commodity-Linked Investments
A fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by a fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall fund diversification benefits. Under favorable economic conditions, a fund's commodity-linked investments may be expected to underperform an investment in traditional securities.
Hybrid Instruments
Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.
Trade Claims
Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are speculative and are subject to the risks associated with low-quality obligations.
Passive Foreign Investment Companies
Certain foreign entities called passive foreign investment companies have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of passive foreign investment companies in which the fund invests. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the shareholders may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned by a fund from these investments.
To avoid such tax and interest, each fund generally intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income.
Master Limited Partnerships
Master Limited Partnership (“MLPs”) are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
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MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum quarterly dividend (“MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership’s cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP I-Shares
I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange and the NYSE AMEX. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. i-units generally receive no allocations of income, gain, loss or deduction unless and until the MLP is liquidated. In addition, rather than receiving cash distributions, the MLP affiliate receives additional i-units based on a formula. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates’ receipt of i-units, rather than cash distributions. Distributions of additional i-units and of additional I-Shares generally are not taxable events for the MLP affiliate and the holder of the I-Shares, respectively. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.
Energy Infrastructure Companies
Companies engaged in the energy infrastructure sector principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive a substantial portion of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”).
Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems.
A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. In addition, Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time.
Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.
Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.
Other Investment Companies
Subject to applicable statutory and regulatory limitations, a fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Pursuant to an exemptive order obtained from the SEC or under a statutory exemption or an exemptive rule adopted by the SEC, a fund may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act.
Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of a fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
Certain sub-advisers have received an exemptive order from the SEC permitting funds that are sub-advised by the sub-adviser to invest in affiliated registered money market funds and ETFs, and in an affiliated private investment company; provided however, that, among other limitations, in all cases the fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.
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Exchange-Traded Funds (“ETFs”)
ETFs are typically registered investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. Other ETFs are actively managed and seek to achieve a stated objective by investing in a portfolio of securities and other assets. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Moreover, a fund’s investments in index-based ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the funds held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and a fund will generally gain or lose value depending on the performance of the index. However, gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.
Exchange-Traded Notes (“ETNs”)
ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service (the “IRS”) and may also be affected by future legislation.
Dollar Roll Transactions
“Dollar roll” transactions consist of the sale by a fund to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.
A fund will not use such transactions for leveraging purposes and will segregate liquid assets in an amount sufficient to meet its purchase obligations under the transactions.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. In addition, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in
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connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds the transaction costs.
Short Sales
In short selling transactions, a fund sells a security it does not own in anticipation that the price of the security will decline. The fund must borrow the same security and deliver it to the buyer to complete the sale. The fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, possible losses from short sales may, theoretically, be unlimited (e.g., if the price of a stock sold short rises) and a fund may be unable to replace a borrowed security sold short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions.
Short sales also involve other costs. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. A fund secures its obligation to replace the borrowed security by depositing collateral with the lender or its custodian or qualified sub-custodian, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. All short sales will be fully collateralized.
A fund may sell securities “short against the box.” In short sales “against the box,” the fund, at all times when the short position is open, owns an equal amount of the securities sold short or has the right to obtain, at no added cost, securities identical to those sold short. When selling short against the box, if the price of such securities were to increase rather than decrease, the fund would forgo the potential realization of the increased value of the shares sold short.
International Agency Obligations
Bonds, notes or Eurobonds of international agencies include securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. A fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the U.S.
When-Issued, Delayed Settlement and Forward Delivery Securities
Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.
A fund may engage in when-issued or forward delivery transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).
“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party to any of the above transactions. A fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the fund’s records) until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.
New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.
At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may defaults on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.
Additional Information
Temporary Defensive Position
At times a fund’s sub-adviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that a sub-adviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, CDs, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.
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Borrowings
A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
When a fund invests borrowing proceeds in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.
A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.
A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.
The 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Transamerica fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to TAM and the Trust permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in repurchase agreements or other short-term instruments.
If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Transamerica fund, the fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1⁄3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates (if such borrowing is available) or sell securities at a loss if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
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Reverse Repurchase Agreements
A reverse repurchase agreement has the characteristics of a secured borrowing and creates leverage. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.
A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in its prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to satisfy the fund’s obligations under the reverse repurchase agreement. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. This could also result in the fund having to dispose of investments at inopportune times and at disadvantageous amounts. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.
When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.
In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in losses. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside or earmark on its books cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.
Lending
Consistent with applicable regulatory requirements and the limitations as set forth in each fund’s investment restrictions and policies, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.
The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board.
Voluntary Actions
From time to time, a fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a fund, and the acquisition is determined to be beneficial to fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this section or any percentage investment limitation of the 1940 Act or rules thereunder, if a fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the fund will exceed a percentage investment limitation following the
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acquisition, it will not constitute a violation if, after announcement of the offering, but prior to the receipt of the securities or instruments, the fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Cybersecurity
With the increased use of technologies such as the Internet to conduct business, a fund is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s investment adviser, sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been adequately identified or prepared for. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value. A fund and its shareholders could be negatively impacted as a result.
Portfolio Turnover
Portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.
Changes in security holdings are made by a fund’s investment manager or sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.
The investment manager or a sub-adviser may engage in a significant number of short-term transactions if such investing serves a fund’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a fund, these charges are ultimately borne by the shareholders.
In computing the portfolio turnover rate, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the fund during the fiscal year.
There are no fixed limitations regarding the portfolio turnover rates of the funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of a fund may be disposed of when they are no longer deemed suitable.
The following funds had a significant variation in their portfolio turnover rates over the fiscal years ended October 31, 2016 and October 31, 2017.
Transamerica High Quality Bond had decreased trading in 2017, leading to a lower turnover rate for that year.
Transamerica Small Cap Core had increased trading in 2016, leading to a higher turnover rate for that year.
Transamerica Small Cap Value had increased trading in 2016, leading to a higher turnover rate for that year.
Historical turnover rates are included in the Financial Highlights tables in the prospectus.
Disclosure of Portfolio Holdings
It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The funds’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with these policies.
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The funds believe the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about portfolio holdings and the need to protect funds from potentially harmful disclosures. Any conflicts of interest between the interests of fund shareholders and those of TAM or its affiliates are addressed in a manner that places the interests of fund shareholders first.
The funds, or their duly authorized service providers, may publicly disclose holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund’s completed purchases and sales may only be made available after the public disclosure of portfolio holdings.
The funds generally make publicly available their complete portfolio holdings no sooner than 15 days after month-end. Typically, the funds achieve public disclosure by publishing all holdings on their website at www.transamerica.com. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. Following public disclosure, the funds may then forward the information to investors and consultants requesting it.
Transamerica Government Money Market files monthly a schedule of portfolio holdings with the SEC on Form N-MFP. The information filed on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains. A schedule of portfolio holdings for Transamerica Government Money Market is posted each month to the fund’s website in accordance with Rule 2a-7(c)(12) under the 1940 Act.
There are numerous mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds and portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds and portfolios by these services and departments, the funds may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds’ investment manager and compliance department believe reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should provide that, among other things: the portfolio information is the confidential property of the funds (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.
The funds (or their authorized service providers) may disclose portfolio information before their public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The funds currently provide portfolio information to the following third parties at the stated frequency as part of ongoing arrangements that include the release of portfolio holdings information in accordance with the policy:
Name	Frequency
Advent Software, Inc.	Daily
Evare	Daily
FactSet	Daily
Morningstar Investment Management LLC	Daily
StarCompliance	Daily
Lipper, Inc.	Quarterly
Thompson Financial, Ltd.	Quarterly
Bloomberg	Quarterly
Portfolio holdings information may also be provided at any time (and as frequently as daily) to the funds’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as TAM, the sub-advisers, the custodian, administrator, sub-administrator, independent public accountants, attorneys, and the funds’ officers and trustees, subject to a duty of confidentiality with respect to any portfolio holdings information. TAM also receives portfolio holdings information to assist in the selection of underlying funds for certain asset allocation funds.
In addition to these ongoing arrangements, the policy permits the release by the funds (or their authorized service providers) of the following information concerning a fund before disclosure of full portfolio holdings is made publicly available, provided that the information has been publicly disclosed (via the funds’ website or otherwise):
•	Top Ten Holdings – A fund’s top ten holdings and the total percentage of the fund such aggregate holdings represent.
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•	Sector Holdings – A fund’s sector information and the total percentage of the fund held in each sector.
•	Other Portfolio Characteristic Data – Any other analytical data with respect to a fund that does not identify any specific portfolio holding.
•	Funds of ETFs and Funds of Funds – For any fund whose investments (other than cash alternatives) consist solely of shares of ETFs or other Funds, no sooner than 10 days after the end of a month the names of the ETFs or Funds held as of the end of that month and the percentage of the fund’s net assets held in each ETF or Fund as of the end of that month.
The Board and an appropriate officer of the Investment Manager’s compliance department or the Trust’s Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. The CCO reports to the Board material compliance violations of the funds’ policies and procedures on disclosure of portfolio holdings.
Morningstar Investment Management LLC, the portfolio construction manager of certain asset allocation funds, receives portfolio holdings information to assist in the selection of underlying funds for those asset allocation funds. Information concerning the portfolio holdings of certain portfolios may be disclosed to the risk assessment department of Transamerica insurance companies solely to allow them to hedge their obligations under variable annuity and life products. Morningstar Investment Management LLC and each applicable Transamerica insurance company have signed confidentiality agreements.
In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.
Certain information in the above section may not apply to all of the funds managed by the Investment Manager.
Commodity Exchange Act Registration
The Investment Manager has registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment manager to Transamerica Inflation-Protected Securities. Compliance with applicable Commodity Futures Trading Commission (“CFTC”) disclosure, reporting and recordkeeping regulations is expected to increase fund expenses.
The Investment Manager relies on CFTC Rule 4.12(c)(3) with respect to Transamerica Inflation-Protected Securities. CFTC Rule 4.12(c)(3) relieves the Investment Manager from certain CFTC recordkeeping, reporting and disclosure requirements.
The remaining funds are operated by the Investment Manager pursuant to an exclusion from registration as a CPO with respect to such funds under the CEA, and therefore, are not subject to registration or regulation with respect to the funds under the CEA. These funds are limited in their ability to enter into commodity interests positions subject to CFTC jurisdiction.
Management of the Trust
Each of the funds is supervised by the Board.
Board Members and Officers
The members of the Board (“Board Members”) and executive officers of the Trust are listed below.
Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”
The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.
The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”) and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 137 funds as of the date of this SAI. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.
The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.
The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period) the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.
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Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);
Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);
Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);
Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);
Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);
President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);
Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);
Vice President, Transamerica Life Insurance Company (2010 – present);
Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);
Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);
Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and
President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).	137	Director, Massachusetts Fidelity Trust Company (2014 - present);
					Director, Aegon Global Funds (2016-present); Director – Akaan-Aegon, S.A.P.I. de C.V. (financial services joint venture in Mexico) (2017-present)
Alan F. Warrick (69)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	132	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (65)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	132	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (61)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present);	132	Ameris Bancorp (2013 – present); Ameris Bank (2013 –
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Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
Leo J. Hill (continued)	Board Member, TF (2002 – present);
Board Member, TPP, TPFG and TPFG II (2007 – 2018);
Board Member, TIS (2002 – 2015);
Board Member, TAAVF (2007 – present);
Board Member, TII (2008 – 2010);
Market President, Nations Bank of Sun Coast Florida (1998 – 1999);
Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);
Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and
			Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).		present)
David W. Jennings (71)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	132	N/A
Russell A. Kimball, Jr. (73)	Board Member	Since 1986-1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2002 – 2015); Board Member, TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	132	N/A
Fredric A. Nelson III (61)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	132	N/A
John E. Pelletier (53)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy,	132	N/A
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Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
John E. Pelletier (continued)	Champlain College (2010 – present);
Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – present);
Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);
Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);
Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);
Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and
Executive Vice President and Chief Operating Officer, Natixis Global Associates (2004 - 2007);
			General Counsel (1997 – 2004).
Patricia L. Sawyer (67)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	132	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (66)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2004 – 2015); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	132	Operation PAR, Inc. (non-profit organization) (2008 – present);
Remember Honor Support, Inc. (non-profit organization)
(2013-present)
Board Member, WRH Income Properties, Inc. (real estate) (2014-present);
					Board Member, Boley PAR, Inc. (non-profit organization) (2016-present)
*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
Officers
The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.
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Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Table Above.
Tané T. Tyler (52)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014	Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST and TAAVF (2014 – present);
Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TPP, TPFG and TPFG II (2014 – 2018);
Assistant General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);
Director (2014 – present), Assistant Secretary (2016 – present), Vice President, Secretary, Associate General Counsel and Chief Legal Officer (2014 – 2016), TAM;
Director, Associate General Counsel, Chief Legal Officer, Secretary and Vice President, TFS (2014 – present);
Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and
Secretary, Liberty All-Star Funds (2005-2013).
Christopher A. Staples (47)	Vice President and Chief Investment Officer, Advisory Services	Since 2005	Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds and TST;
Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;
Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);
Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);
Vice President and Chief Investment Officer (2007 – 2010), Vice President – Investment Administration (2005 – 2007), TII;
Director (2005 – present), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016), TAM;
Director, TFS (2005 – present); and
Assistant Vice President, Raymond James & Associates (1999 – 2004).
Thomas R. Wald (57)	Chief Investment Officer	Since 2014	Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present);
Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);
Chief Investment Officer, TIS (2014 – 2015);
Senior Vice President and Chief Investment Officer, TAM (2014 – present);
Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);
Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);
Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);
Mutual Fund Manager, Munder Capital Management (2005 – 2008); and
Mutual Fund Manager, Invesco Ltd. (1997 – 2004).
Vincent J. Toner (47)	Vice President and Treasurer	Since 2014	Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present);
Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);
Vice President and Treasurer, TIS (2014 – 2015);
Vice President and Treasurer (2016 – present), Vice President, Administration and Treasurer (2014 – 2016), TAM;
Vice President, Administration and Treasurer, TFS (2014 –
present); Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and
Vice President, Fund Administration & Fund Accounting,
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Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (continued)			OppenheimerFunds (2007 - 2010).
Scott M. Lenhart (56)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST and TAAVF (2014 - present), TPP, TPFG and TPFG II (2014 – 2018), TIS (2014 - 2015);
Chief Compliance Officer (2014 - present), Anti-Money Laundering Officer (2014 - Present), TAM;
Vice President and Chief Compliance Officer, TFS (2014 - present);
Director of Compliance, Transamerica Investments & Retirement (2014 - present);
Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999-2006); and
Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989-1998).
Rhonda A. Mills (51)	Assistant General Counsel, Assistant Secretary	Since 2016	Assistant Secretary, Transamerica Funds, TST and TAAVF (2016 – present);
Assistant Secretary, TPP, TPFG and TPFG II (2016 – 2018);
Assistant Secretary, Vice President and High Level Specialist Attorney (2014 – 2016), Assistant General Counsel (2016 – present), TAM;
Assistant Secretary, High Level Specialist Attorney and Vice President (2014 – present), TFS;
Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014);
Managing Member, Mills Law, LLC (2010 – 2011);
Counsel, Old Mutual Capital (2006-2009);
Senior Counsel, Great-West Life and Annuity Insurance Company (2004-2006); and
Securities Counsel, J.D. Edwards (2000-2003).
*	Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Each of the Board Members, other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane, Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into the Transamerica Fund Family. Mr. Jennings joined the Board in 2009. Mr. Warrick joined the Board in 2012. Mr. Smit joined the Board in 2014. Mr. Nelson and Mr. Pelletier both joined the Board in 2017.
The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Smit and Mr. Warrick, his or her status as not being an “interested person” as defined in the 1940 Act; as to Mr. Smit, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Nelson, business experience, securities industry and fund executive experience; Mr. Pelletier, securities industry and fund legal experience, entrepreneurial experience as an executive, owner and consultant, and board experience; Ms. Sawyer, management
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consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Smit, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Board is responsible for overseeing the management and operations of the funds. Mr. Smit serves as Chairman of the Board. Mr. Smit is an interested person of the funds. Independent Board Members constitute more than 75% of the Board.
The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and their shareholders, and that its committees, as further described below, help ensure that the funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members represent over 75% of the Board.
Board Committees
The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.
The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds’ board committees, the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management.
The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.
The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.
The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. The Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.
When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.
The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). The committee has, however, established (and reviews from time to time as it deems appropriate) certain desired qualities and qualifications for nominees, including certain personal attributes and certain skills and experience.
Risk Oversight
Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii)
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meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.
The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the funds, TAM, its affiliates, the sub-advisers or other service providers.
In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
Additional Information about the Committees of the Board
Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended October 31, 2017, the Audit Committee met 4 times and the Nominating Committee met 1 time.
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Trustee Ownership of Equity Securities
The table below gives the dollar range of shares of the funds, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Mutual Funds, owned by each current Trustee as of December 31, 2017.
Fund	Interested Trustees
	Marijn P. Smit	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr.	Fredric A. Nelson III	John E. Pelletier	Patricia L. Sawyer	John W. Waechter
Transamerica Asset Allocation Intermediate Horizon	None	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation Long Horizon	None	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation Short Horizon	None	None	None	None	None	None	None	None	None	None
Transamerica Balanced II	None	None	None	None	None	None	None	None	None	None
Transamerica Government Money Market	None	None	None	None	None	None	None	None	None	None
Transamerica High Quality Bond	$10,001 - $50,000	None	None	None	None	None	None	None	None	None
Transamerica High Yield Bond	$10,001 - $50,000	None	None	None	None	None	None	Over $100,000	None	None
Transamerica Inflation-Protected Securities	None	None	None	None	None	None	None	None	None	None
Transamerica Intermediate Bond	None	None	None	None	None	None	None	None	None	None
Transamerica International Equity	Over $100,000	None	None	None	None	None	None	None	None	None
Transamerica International Growth	None	None	None	None	None	None	None	None	None	None
Transamerica Large Core	None	None	None	None	None	None	None	None	None	None
Transamerica Large Growth	None	None	None	None	None	None	None	None	None	None
Transamerica Large Value Opportunities	None	None	None	None	None	None	None	None	None	None
Transamerica Mid Cap Growth	None	None	None	None	None	None	None	None	None	None
Transamerica Mid Cap Value Opportunities	$10,001 - $50,000	None	None	None	None	None	None	None	None	None
Transamerica Small Cap Core	None	None	None	None	None	None	None	None	None	None
Transamerica Small Cap Growth	None	None	None	None	None	None	None	None	None	None
Transamerica Small Cap Value	None	None	None	None	None	None	None	None	None	None

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Transamerica Mutual Funds
Trustee	Aggregate Dollar Range of Equity Securities
Interested Trustees
Marijn P. Smit	Over $100,000
Alan F. Warrick	None
Independent Trustees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	None
Russell A. Kimball, Jr.	Over $100,000
Fredric A. Nelson III	None
John E. Pelletier	Over $100,000
Patricia L. Sawyer	Over $100,000
John W. Waechter	Over $100,000
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As of December 31, 2017, none of the Independent Board Members or their immediate family members owned beneficially or of record any securities of the Investment Manager, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager, sub-advisers or Distributor of the funds.
Trustee Compensation
As of January 1, 2018, Independent Board compensation is determined as follows: Independent Board Members receive a total annual retainer fee of $220,000 from the funds/portfolios that make up the Transamerica Mutual Funds, as well as $9,000 for each regularly scheduled meeting attended and each special meeting requiring an in-person quorum (whether attended in-person or telephonically). The Independent Board Members receive $2,500 for each telephonic meeting attended. Additionally, each member of the Audit Committee and Nominating Committee receives a total annual retainer fee of $40,000.
The Trust pays a pro rata share of these fees allocable to each series of the Trust based on the relative assets of the series.
As of January 1, 2018, the Lead Independent Trustee of the Board receives an additional retainer of $55,000 per year. The Audit Committee Chairperson receives an additional retainer of $25,000 per year and the Nominating Committee Chairperson receives an additional retainer of $13,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Trustee, Audit Committee Chairperson and Nominating Committee Chairperson retainers.
Any fees and expenses paid to an Interested Trustee and officers are paid by TAM or an affiliate and not by the Trust, except for the Chief Compliance Officer.
Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated (the “Deferred Compensation Plan”), available to the Board Members, compensation may be deferred that would otherwise be payable by the Trust to an Independent Board Member on a current basis for services rendered as Board Member. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the Board Members.
Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.
Compensation Table
The following table provides compensation amounts paid by the funds to the Independent Trustees for the fiscal year ended October 31, 2017. Interested Trustees are not compensated by the funds. Messrs. Smit and Warrick are compensated for their Board service by TAM or an affiliate of TAM.
Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from Transamerica Mutual Funds (including the Trust)(b)
Sandra N. Bane, Trustee	$96,291	N/A	N/A	$293,000
Leo J. Hill, Trustee	$112,064	N/A	N/A	$341,000
David W. Jennings, Trustee	$96,291	N/A	N/A	$293,000
Russell A. Kimball, Jr., Trustee	$96,291	N/A	N/A	$293,000
Fredric A. Nelson III, Trustee	$20,660	N/A	N/A	$57,000
John E. Pelletier, Trustee	$42,080	N/A	N/A	$116,500
Patricia L. Sawyer, Trustee	$101,058	N/A	N/A	$307,400
John W. Waechter, Trustee	$103,849	N/A	N/A	$316,000
(a)	The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.
(b)	Compensation expenses are allocated pro rata based on the relative net assets of each fund included in the Transamerica Mutual Funds complex. Of this aggregate compensation, there were no amounts deferred from the funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended October 31, 2017.
Shareholder Communication Procedures with the Board of Trustees
The Board of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:
Board of Trustees
Transamerica Funds
c/o Secretary
1801 California Street, Suite 5200
Denver, CO 80202
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Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.
Code of Ethics
The Trust, TAM, each sub-adviser and TCI have each adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, TAM, each sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.
Pursuant to Rule 17j-1 under the 1940 Act, the funds, TAM, the sub-advisers and the distributor each have adopted a code of ethics that permits their personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.
Proxy Voting Policies and Procedures
TAM exercises voting discretion for the Asset Allocation Funds. The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the remainder of the funds and portfolio. The proxy voting policies and procedures of TAM and the sub-advisers are attached hereto as Appendix A.
TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM or its affiliates and the funds by either: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
The Trust files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
I. Statement of Principle
The funds seek to assure that proxies received by the funds are voted in the best interests of the funds’ stockholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Investment Manager and Sub-Adviser Policies
Each fund delegates the authority to vote proxies related to portfolio securities to TAM, as investment manager to each fund, which in turn delegates proxy voting authority for most funds of the Trust to the sub-adviser retained to provide day-to-day portfolio management for that fund. The Board of each fund adopts the proxy voting policies and procedures of the Investment Manager and sub-advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the fund. These policies and procedures are herein.
III. Annual Review of Proxy Voting Policies of Investment Manager and Sub-Advisers
No less frequently than once each calendar year, the Proxy Voting Administrator will request each sub-adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the funds and Investment Manager. Any inconsistency between the sub-adviser’s Proxy Voting Policy and that of the funds or TAM shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.
The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the legal department for inclusion in applicable SEC filings.
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IV. Securities on Loan
The Board has authorized TAM, in conjunction with State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, MA 02111, to lend portfolio securities on behalf of the funds. Securities on loan generally are voted by the borrower of such securities. Should a sub-adviser to the fund wish to exercise its vote for a particular proxy, TAM will immediately contact State Street and terminate the loan.
Investment Management and Other Services
The Investment Manager
TAM serves as the investment manager for the funds. The Trust has entered into an Investment Management Agreement (“Management Agreement”), on behalf of each fund with TAM. TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, provides continuous and regular investment management services to the funds. TAM supervises each respective fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to each fund.
TAM is responsible for all aspects of the day-to-day management of the Transamerica Asset Allocation Horizon funds. For each of the other funds, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of any such fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of each fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the funds’ Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the funds; oversight of other service providers to the funds, such as the custodian, the transfer agent, the funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services.
TAM’s investment management services also include the provision of supervisory and administrative services to each fund. These services include performing certain administrative services for the funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the funds from time to time, monitoring and verifying the custodian’s daily calculation of net asset values; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the funds’ custodian and dividend disbursing agent and monitoring their services to the funds; assisting the funds in preparing reports to shareholders; acting as liaison with the funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of Trustees and committees of Trustees; assisting in the preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the funds.
TAM is directly owned by Transamerica Premier Life Insurance Company (77%) (“TPLIC”) and AUSA Holding, LLC (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.
Management Agreement
TAM has agreed, under each fund’s Management Agreement, to regularly provide the fund with investment management services, including management, supervision and investment research and advice, and to furnish a continuous investment program for the fund’s portfolio of
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securities and other investments consistent with the fund’s investment objectives, policies and restrictions, as stated in the fund’s prospectus and SAI. TAM also provides supervisory and administrative services to each fund, as well as services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. TAM has entered into sub-advisory agreements, as described below.
As compensation for services performed, each fund pays TAM a fee computed daily at an annual rate of the fund’s average daily net assets as described below. TAM bears all expenses incurred by it in the performance of its duties under each fund’s Management Agreement. A fund bears all expenses not expressly assumed by TAM incurred in the operation of the fund and the offering of its shares.
The Management Agreement for a fund will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of that fund.
Each Management Agreement provides that TAM may render services to others. Under each fund’s Management Agreement, TAM assumes no responsibility other than to render the services called for by the Management Agreement in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund or in the performance of its other services thereunder. TAM and its affiliates are not protected, however, against any liability to a fund to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.
Each Management Agreement provides that it may be terminated with respect to any fund at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the fund. A fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the fund, accompanied by appropriate notice. The Management Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).
TAM has outsourced the provision of certain specific administrative services to State Street. State Street performs back office services to support TAM, including furnishing financial and performance information about the funds for inclusion in regulatory filings and Trustee and shareholder reports; preparing drafts of regulatory filings, Trustee materials, tax returns, and reports and budgets; tax testing; and maintaining books and records. State Street’s address is One Lincoln Street, Boston, MA 02111.
TAM and the Trust entered into a Management Agreement with respect to each fund effective March 1, 2016 under which TAM serves as investment manager performing investment advisory and administrative services for a single management fee. Prior to March 1, 2016, each fund paid investment advisory and administrative services fees pursuant to separate agreements.
Investment Manager Compensation
TAM receives compensation calculated daily and paid monthly from the funds, at the annual rates indicated below. TAM pays the sub-advisers their sub-advisory fees out of its management fees.
Fund Name	Percentage of Average Daily Net Assets
Transamerica Asset Allocation Intermediate Horizon	0.12%
Transamerica Asset Allocation Long Horizon	0.12%
Transamerica Asset Allocation Short Horizon	0.12%
Transamerica Balanced II	0.48%
Transamerica Government Money Market	0.25% of the first $1 billion 0.24% over $1 billion up to $3 billion 0.23% in excess of $3 billion
Transamerica High Quality Bond	0.38%
Transamerica High Yield Bond	0.58% of the first $1.25 billion 0.555% over $1.25 billion up to $2 billion 0.53% in excess of $2 billion
Transamerica Inflation-Protected Securities	0.38%
Transamerica Intermediate Bond	0.38% of the first $2 billion 0.365% in excess of $2 billion
Transamerica International Equity	0.77% of the first $500 million 0.75% over $500 million up to $1 billion 0.72% over $1 billion up to $2 billion 0.69% in excess of $2 billion
Transamerica International Growth	0.77% of the first $500 million 0.76% over $500 million up to $1 billion 0.71% over $1 billion up to $2 billion 0.695% over $2 billion up to $3 billion 0.68% in excess of $3 billion
Transamerica Large Core	0.63%
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Fund Name	Percentage of Average Daily Net Assets
Transamerica Large Growth	0.65% of the first $2 billion 0.64% over $2 billion up to $3 billion 0.63% over $3 billion up to $4 billion 0.61% in excess of $4 billion
Transamerica Large Value Opportunities	0.48%
Transamerica Mid Cap Growth	0.75% of the first $1 billion 0.73% in excess of $1 billion
Transamerica Mid Cap Value Opportunities	0.70% of the first $750 million 0.695% over $750 million up to $1.5 billion 0.685% over $1.5 billion up to $2 billion 0.6775% in excess of $2 billion
Transamerica Small Cap Core	0.83% of the first $300 million 0.80% in excess of $300 million
Transamerica Small Cap Growth	0.87% of the first $300 million 0.83% in excess of $300 million
Transamerica Small Cap Value	0.85% of the first $250 million 0.81% over $250 million up to $500 million 0.78% over $500 million up to $750 million 0.755% in excess of $750 million
The following tables set forth the total amounts the funds paid to TAM (after waivers/expense reimbursements and recapture), Management Fees Waived/Expenses Reimbursed by TAM to the funds, and Management Fees Recaptured by TAM from the funds, if any, for the last three fiscal years. “N/A” in the tables below indicate that the fund was not in operation during the relevant fiscal year and, accordingly, no management fees are shown.
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Fund Name	Management Fees (after waivers/expense reimbursements and recapture)				Management Fees Waived/Expenses Reimbursed
	2017	After 03/01/2016	Before 03/01/2016	2015	2017	After 03/01/2016	Before 03/01/2016	2015
Transamerica Asset Allocation Intermediate Horizon	$ 244,129	N/A	N/A	N/A	$ 44,660	N/A	N/A	N/A
Transamerica Asset Allocation Long Horizon	$ 137,564	N/A	N/A	N/A	$ 27,238	N/A	N/A	N/A
Transamerica Asset Allocation Short Horizon	$ 94,051	N/A	N/A	N/A	$ 18,308	N/A	N/A	N/A
Transamerica Balanced II	$ 58,920	N/A	N/A	N/A	$ 30,422	N/A	N/A	N/A
Transamerica Government Money Market	$ 734,649	$ 245,998	$ 104,473	$ (123,207)	$366,693	$315,674	$170,503	$773,648
Transamerica High Quality Bond	$ 487,823	N/A	N/A	N/A	$163,040	N/A	N/A	N/A
Transamerica High Yield Bond	$ 9,886,126	$ 4,289,726	$1,629,420	$ 6,646,792	$193,864	-	-	-
Transamerica Inflation-Protected Securities	$ 282,825	N/A	N/A	N/A	$193,318	N/A	N/A	N/A
Transamerica Intermediate Bond	$ 6,958,849	$ 3,662,187	$1,181,925	$ 1,847,526	$177,176	-	-	-
Transamerica International Equity	$32,024,204	$14,506,378	$4,975,558	$11,295,415	$ 800	-	$ 1,702	$201,854
Transamerica International Growth	$11,087,808	$ 5,033,399	$2,062,346	$ 5,082,431	-	-	-	-
Transamerica Large Core	$ 1,022,077	N/A	N/A	N/A	$220,700	N/A	N/A	N/A
Transamerica Large Growth	$ 3,302,453	N/A	N/A	N/A	$466,184	N/A	N/A	N/A
Transamerica Large Value Opportunities	$ 1,399,844	N/A	N/A	N/A	$352,921	N/A	N/A	N/A
Transamerica Mid Cap Growth	$ 1,246,483	$ 2,224,338	$1,101,001	$ 1,928,441	$100,036	-	-	$ 20
Transamerica Mid Cap Value Opportunities	$ 9,104,383	$ 4,105,600	$1,594,638	$ 2,892,111	$484,042	-	-	$ 6
Transamerica Small Cap Core	$ 1,303,608	$ 409,820	$ 346,468	$ 1,907,457	$199,634	$ 2,864	$ 170	$ 15
Transamerica Small Cap Growth	$ 999,972	$ 1,794,392	$1,217,612	$ 4,486,201	$137,912	-	-	-
Transamerica Small Cap Value	$ 1,344,973	$ 1,658,262	$1,018,039	$ 4,760,149	$ 57,941	$ 1,212	$ 62	$ 34
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Fund Name	Management Fees Recaptured
	2017	After 03/01/2016	Before 03/01/2016	2015
Transamerica Asset Allocation Intermediate Horizon	$ 86	N/A	N/A	N/A
Transamerica Asset Allocation Long Horizon	$ 15	N/A	N/A	N/A
Transamerica Asset Allocation Short Horizon	-	N/A	N/A	N/A
Transamerica Balanced II	-	N/A	N/A	N/A
Transamerica Government Money Market	$258,856	$ 62,678	-	-
Transamerica High Quality Bond	$ 31,177	N/A	N/A	N/A
Transamerica High Yield Bond	$ 53,095	-	-	-
Transamerica Inflation-Protected Securities	$ 47,970	N/A	N/A	N/A
Transamerica Intermediate Bond	$ 16,777	-	-	-
Transamerica International Equity	$ 800	$139,860	$51,991	$11,705
Transamerica International Growth	-	-	-	-
Transamerica Large Core	$ 59,825	N/A	N/A	N/A
Transamerica Large Growth	$135,980	N/A	N/A	N/A
Transamerica Large Value Opportunities	$ 60,117	N/A	N/A	N/A
Transamerica Mid Cap Growth	$ 30,837	-	-	$ 231
Transamerica Mid Cap Value Opportunities	$ 52,754	-	-	$ 110
Transamerica Small Cap Core	$ 62,694	$ 970	$ 123	$ 203
Transamerica Small Cap Growth	$ 68,219	-	-	-
Transamerica Small Cap Value	$ 12,806	$ 179	$ 39	-
Prior to March 1, 2016, Transamerica Fund Services, Inc. (“TFS”) provided administrative services to the funds pursuant to an Administrative Services Agreement with the Trust. The funds paid administrative services fees in the following amounts for the last three fiscal years:
Fund Name	Administrative Services Fees Paid
	2017	2016	2015
Transamerica Asset Allocation Intermediate Horizon	N/A	N/A	N/A
Transamerica Asset Allocation Long Horizon	N/A	N/A	N/A
Transamerica Asset Allocation Short Horizon	N/A	N/A	N/A
Transamerica Balanced II	$197,071	N/A	N/A
Transamerica Government Money Market	N/A	$ 20,623	$ 42,865
Transamerica High Quality Bond	$ 8,425	N/A	N/A
Transamerica High Yield Bond	N/A	$ 88,877	$315,975
Transamerica Inflation-Protected Securities	$ 9,579	N/A	N/A
Transamerica Intermediate Bond	$ 36,006	$101,308	$139,436
Transamerica International Equity	N/A	$208,907	$424,373
Transamerica International Growth	N/A	$ 70,601	$152,380
Transamerica Large Core	$ 1,033	N/A	N/A
Transamerica Large Growth	$ 8,131	N/A	N/A
Transamerica Large Value Opportunities	$ 16,605	N/A	N/A
Transamerica Mid Cap Growth	$ 1,634	$ 45,875	$ 71,887
Transamerica Mid Cap Value Opportunities	N/A	$ 71,432	$114,999
Transamerica Small Cap Core	$ 1,350	$ 12,994	$ 62,585
Transamerica Small Cap Growth	N/A	$ 44,173	$143,433
Transamerica Small Cap Value	$ 1,004	$ 37,887	$146,714
“N/A” in the above table indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no administrative service fees are shown.
Expense Limitation
TAM has entered into an expense limitation agreement with the Trust on behalf of certain funds, pursuant to which TAM has agreed to waive fees or reimburse a fund’s expenses, or both, whenever, in any fiscal year, the total cost of normal operating expenses chargeable to a share class of a fund, including investment management fees but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business, exceed a certain percentage of the fund’s average daily net assets (the “expense cap”). The share classes may, at a later date, reimburse TAM for operating expenses previously paid on behalf of such share classes during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the classes (i.e., 36-month reimbursement), but only if, after such
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reimbursement, the classes’ expense ratios do not exceed the current expense cap or any other lower limit then in effect. The expense limitation agreement continues automatically for one-year terms unless TAM provides written notice to the Trust prior to the end of the then-current term. In addition, the agreement will terminate automatically upon termination of the Management Agreement.
Currently, each fund is included in the 36-month reimbursement arrangement.
The expense caps for the applicable share classes of each fund are listed in the table appearing on the following pages of this SAI.
In addition, TAM or any of its affiliates, on a voluntary basis and in addition to any contractual waivers in effect from time to time, have agreed to waive fees and/or reimburse expenses of one or more classes of Transamerica Government Money Market to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time in order to prevent a negative yield. Any such waiver or expense reimbursement may be discontinued by TAM or its affiliates at any time. TAM or its affiliates are entitled to reimbursement by the fund of any amounts so waived or reimbursed during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the fund. Any such reimbursement shall not result in the fund’s effective daily yield to be negative. There is no guarantee that Transamerica Government Money Market will be able to prevent a negative yield.
Fund Name	Expense Cap Class R	Expense Cap Class R4	Expense Cap Class I3	Expiration Date of Expense Cap
Transamerica Asset Allocation Intermediate Horizon	0.60%	0.35%	N/A	March 1, 2019
Transamerica Asset Allocation Long Horizon	0.60%	0.35%	N/A	March 1, 2019
Transamerica Asset Allocation Short Horizon	0.60%	0.35%	N/A	March 1, 2019
Transamerica Balanced II	1.10%	0.75%	0.50%	March 1, 2019
Transamerica Government Money Market[1]	N/A	0.50%	0.30%	March 1, 2019
Transamerica High Quality Bond	1.00%	0.65%	0.40%	March 1, 2019
Transamerica High Yield Bond	1.10%	0.85%	0.60%	March 1, 2019
Transamerica Inflation-Protected Securities	1.00%	0.65%	0.40%	March 1, 2019
Transamerica Intermediate Bond	1.00%	0.65%	0.40%	March 1, 2019
Transamerica International Equity	1.40%	1.15%	0.90%	March 1, 2019
Transamerica International Growth	1.55%	1.30%	N/A	March 1, 2019
Transamerica Large Core	1.15%	0.90%	0.65%	March 1, 2019
Transamerica Large Growth	1.25%	0.90%	0.65%	March 1, 2019
Transamerica Large Value Opportunities	1.00%	0.75%	0.50%	March 1, 2019
Transamerica Mid Cap Growth	1.35%	0.95%	0.75%	March 1, 2019
Transamerica Mid Cap Value Opportunities	1.25%	0.90%	0.70%	March 1, 2019
Transamerica Small Cap Core	1.50%	1.10%	0.85%	March 1, 2019
Transamerica Small Cap Growth	1.55%	1.15%	0.90%	March 1, 2019
Transamerica Small Cap Value	1.50%	1.10%	0.85%	March 1, 2019
1 Transamerica Government Money Market Class R2: 0.80%
Conflicts of Interest
TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the funds are engaged in a variety of businesses and have interests other than that of managing the funds. Transamerica is a global financial services company with many lines of business providing a wide range of financial services. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders.
Certain actual and potential conflicts of interest are described below. This is not, and is not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise.
Transamerica manages or advises other funds and products in addition to the funds (collectively, the “Other Accounts”). In some cases Transamerica oversees sub-advisers who provide day-to-day investment advice and recommendations with respect to the Other Accounts, and in other cases Transamerica itself performs all aspects of the day-to-day management. Certain Other Accounts have investment objectives similar to those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. Other Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested.
The results of the investment activities of the funds may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to,
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or actions TAM may take for, the funds. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the funds or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the funds.
Transamerica and other financial service providers have conflicts associated with their promotion of the funds or other dealings with the funds that would create incentives for them to promote the funds. Transamerica may directly or indirectly receive a portion of the fees and commissions charged to the funds or their shareholders. Transamerica will also benefit from increased amounts of assets under management. These compensation matters may create a financial incentive on the part of Transamerica to recommend the funds over other accounts or products or to effect transactions differently in the funds as compared to other accounts or products. Transamerica has an interest in increasing fund assets, including in circumstances when that may not be in the funds’ or their shareholders’ interests.
Transamerica and/or the funds’ sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the funds and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds or Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the funds and Other Accounts on which fees are being charged.
A funds’ sub-adviser (or its affiliates) may make revenue sharing payments to Transamerica in connection with investments by holders of variable insurance contracts and other retirement products in funds advised by the sub-adviser (or its affiliates) that are offered in Transamerica insurance and retirement products. The sub-adviser’s funds that are offered in these products may also make Rule 12b-1 and other payments to Transamerica. The funds’ sub-advisers (or their affiliates) may also make revenue sharing payments to Transamerica for their participation in functions, events and meetings sponsored by Transamerica. These payments present certain conflicts of interest and may provide a disincentive for TAM to recommend the termination of such sub-advisers.
Certain Other Accounts are offered as investment options through variable insurance contracts and other retirement products offered and sold by Transamerica insurance companies. The performance of the Other Accounts may impact Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and the design of the Other Accounts may be influenced by these factors. For example, the Other Accounts being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them.
TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain funds and Other Accounts which operate as funds of funds that invest in affiliated underlying funds or Other Accounts, and TAM is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds or Other Accounts. TAM will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict may provide an incentive for TAM to include affiliated funds as investment options for funds of funds and to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. TAM may have an incentive to allocate the fund of funds’ assets to those underlying funds or Other Accounts for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or Other Accounts or to those underlying funds or Other Accounts for which an affiliate of TAM serves as the sub-adviser. TAM Compliance monitors allocation changes by the funds of funds.
TAM may have a financial incentive to implement certain changes to the funds or Other Accounts. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund or Other Account having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. Any recommendation to the Board concerning the appointment of or continued service of an affiliated sub-adviser for a fund, or a fund combination, is subject to TAM’s fiduciary duty to act in the best interests of a fund and its shareholders. Moreover, TAM's “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).
The aggregation of assets of multiple funds or Other Accounts for purposes of calculating breakpoints in management or sub-advisory fees, as applicable, may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the funds and their shareholders.
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Transamerica has or may have existing or potential other business dealings or arrangements with current or proposed sub-advisers or other fund service providers (or their affiliates) recommended by TAM. Such other business dealings or arrangements present possible conflicts of interest. For example, TAM may have an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements.
Sub-advisers to certain funds of funds and certain funds of funds that are Other Accounts may also be conflicted in allocating the funds of funds’ assets among underlying funds.
Please see Appendix B for a further discussion of sub-adviser conflicts of interest.
Sub-Advisers
Each sub-adviser listed below serves, pursuant to a sub-advisory agreement between TAM and such sub-adviser, as sub-adviser to the applicable fund. Pursuant to the sub-advisory agreements, each sub-adviser carries out and effectuates the investment strategy designed for the funds by TAM. Subject to review by TAM and the Board, the sub-advisers are responsible for providing day-to-day investment advice and recommendations for the fund(s) TAM assigns to them and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under its sub-advisory agreement such as compensating its officers and employees connected with investment and economic research, trading and investment management of the respective fund(s) and furnishing them office space.
Each sub-advisory agreement will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the particular fund.
Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-advisers’ allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.
It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.
Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).
Aegon USA Investment Management, LLC, located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499, is a registered investment adviser. Aegon USA Investment Management, LLC is a wholly owned, indirect subsidiary of Aegon NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM.
Sub-Advisory Fees
TAM, not the funds, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense. As a matter of administrative convenience, sub-advisory fees may be deducted directly from a fund’s bank account, in which case payment to TAM of the management fee would be net of amounts paid to the applicable sub-adviser.
Each sub-adviser receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of the applicable fund’s average daily net assets:
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Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Balanced II	Aegon USA Investment Management, LLC(1)	0.12% of the first $1 billion 0.05% in excess of $1 billion
	J.P. Morgan Investment Management Inc.(2)	0.225% of the first $500 million 0.20% over $500 million up to $1 billion 0.16% over $1 billion up to $5 billion 0.15% in excess of $5 billion
Transamerica Government Money Market(3)	Aegon USA Investment Management, LLC	0.05% of the first $1 billion 0.04% over $1 billion up to $3 billion 0.03% in excess of $3 billion
Transamerica High Quality Bond	Merganser Capital Management, LLC	0.20% of the first $100 million 0.15% over $100 million up to $200 million 0.10% over $200 million up to $300 million 0.05% in excess of $300 million
Transamerica High Yield Bond(4)	Aegon USA Investment Management, LLC	0.35% of the first $20 million 0.25% over $20 million up to $40 million 0.20% over $40 million up to $125 million 0.15% in excess of $125 million
Transamerica Inflation-Protected Securities	BlackRock Financial Management, Inc.	0.15% of the first $100 million 0.10% over $100 million up to $250 million 0.05% in excess of $250 million
Transamerica Intermediate Bond(5)	Aegon USA Investment Management, LLC	0.12% of the first $1 billion 0.05% in excess of $1 billion
Transamerica International Equity(6)	Thompson, Siegel & Walmsley LLC	0.30% of the first $1 billion 0.28% over $1 billion up to $2 billion 0.265% in excess of $2 billion
Transamerica International Growth(7)	Greystone Managed Investments Inc.	0.27% of the first $1 billion 0.25% over $1 billion up to $2 billion 0.24% in excess of $2 billion
Transamerica Large Core(8)	AJO, LP	0.30% of the first $250 million 0.20% over $250 million up to $500 million 0.15% over $500 million up to $1 billion 0.125% in excess of $1 billion
Transamerica Large Growth	Jennison Associates LLC(9)	0.40% of the first $300 million 0.35% over $300 million up to $500 million 0.25% over $500 million up to $1 billion 0.22% in excess of $1 billion
	Wellington Management Company LLP(10)	0.25% of the first $150 million 0.22% over $150 million up to $650 million 0.20% over $650 million up to $1.15 billion 0.175% in excess of $1.15 billion
Transamerica Large Value Opportunities(11)	AJO, LP	0.30% of the first $250 million 0.20% over $250 million up to $500 million 0.15% over $500 million up to $1 billion 0.125% in excess of $1 billion
Transamerica Mid Cap Growth	Quantum Capital Management	0.375% of the first $500 million 0.35% over $500 million up to $1 billion 0.335% in excess of $1 billion
Transamerica Mid Cap Value Opportunities(12)	Thompson, Siegel & Walmsley LLC	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% in excess of $2 billion
Transamerica Small Cap Core	Systematic Financial Management, L.P.	0.425% of the first $50 million 0.375% over $50 million up to $200 million 0.35% in excess of $200 million
Transamerica Small Cap Growth	Ranger Investment Management, L.P.	0.415% of the first $300 million 0.375% in excess of $300 million
Transamerica Small Cap Value	Boston Advisors, LLC	0.38% of the first $250 million 0.35% over $250 million up to $500 million 0.32% over $500 million up to $750 million 0.30% over $750 million
(1) The average daily net assets for the purposes of calculating sub-advisory fees paid will be determined on the basis of the combined average daily net assets of Transamerica Intermediate Bond, Transamerica Multi-Managed Balanced VP and Transamerica Multi-Managed Balanced, and the portion of assets of Balanced Ret Opt and Bond Ret Opt, each separately managed accounts of Transamerica Life Insurance Company, that are advised by Aegon USA Investment Management, LLC.
(2) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Multi-Managed balanced, Transamerica Multi-Managed Balanced VP, Transamerica JP Morgan Enhanced Index VP, and Aegon Balanced Ret Opt.
(3) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Aegon Government Money Market VP.
(4) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Aegon High Yield Bond VP.
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(5) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP, Transamerica Balanced II, and the portion of assets of Balanced Ret Opt and Bond Ret Opt, each separately managed accounts of Transamerica Life Insurance Company that are advised by Aegon USA Investment Management, LLC.
(6) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica TS&W International Equity VP.
(7) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica Greystone International Growth VP.
(8) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica Large Value Opportunities.
(9) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica Growth, Transamerica Jennison Growth VP, and AEGON Growth Fund, a sub-fund of AEGON Global Funds.
(10) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica WMC US Growth VP and Transamerica WMC US Growth II VP, the portion of assets that are sub-advised by Wellington Management Company LLP, and WMC Core Equity and Disciplined US Growth Equity, each separately managed accounts of Transamerica Life Insurance Company that are also advised by Wellington Management Company LLP.
(11) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica Large Core.
(12) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP for the portion of assets that are sub-advised by Thompson, Siegel & Walmsley LLC.
The following table sets forth the total amounts of sub-advisory fee paid by TAM, on behalf of a fund, to each sub-adviser for the last three fiscal years.
“N/A” in the table below indicates that the fund was not in operation or did not have a sub-adviser during the relevant fiscal year and, accordingly, no sub-advisory fees are shown.
Fund Name	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
	2017	2016	2015
Transamerica Asset Allocation Intermediate Horizon	N/A	N/A	N/A
Transamerica Asset Allocation Long Horizon	N/A	N/A	N/A
Transamerica Asset Allocation Short Horizon	N/A	N/A	N/A
Transamerica Balanced II	$ 24,050	N/A	N/A
Transamerica Government Money Market	$ 122,829	$ 90,817	$ 64,834
Transamerica High Quality Bond	$ 239,919	N/A	N/A
Transamerica High Yield Bond	$ 2,785,608	$1,610,136	$1,863,001
Transamerica Inflation-Protected Securities	$ 139,116	N/A	N/A
Transamerica Intermediate Bond	$ 1,757,217	$ 898,588	$ 392,031
Transamerica International Equity	$12,398,807	$7,535,802	$4,603,485
Transamerica International Growth	$ 5,010,509	$3,293,964	$2,408,407
Transamerica Large Core	$ 369,320	N/A	N/A
Transamerica Large Growth	$ 1,328,001	N/A	N/A
Transamerica Large Value Opportunities	$ 666,974	N/A	N/A
Transamerica Mid Cap Growth	$ 881,787	$1,673,666	$ 998,714
Transamerica Mid Cap Value Opportunities	$ 3,768,032	$2,258,585	$1,178,716
Transamerica Small Cap Core	$ 742,313	$ 348,567	$ 866,155
Transamerica Small Cap Growth	$ 518,160	$1,432,786	$2,147,079
Transamerica Small Cap Value	$ 1,095,819	$1,196,686	$2,345,510
Transamerica International Growth
On March 1, 2018, TAM hired Greystone Managed Investments Inc. as sub-adviser to Transamerica International Growth to furnish day-to-day investment advice and recommendations to the fund. Prior to March 1, 2018, MFS Investment Management served as sub-adviser to Transamerica International Growth.
Transamerica Small Cap Value
On September 28, 2015, TAM hired Boston Advisors, LLC as sub-adviser to Transamerica Small Cap Value to furnish day-to-day investment advice and recommendations to the fund. Prior to September 28, 2015, Lombardia Capital Partners, LLC (“Lombardia”) served as sub-adviser to Transamerica Small Cap Value. Lombardia was paid $2,194,438 for the fiscal year ended October 31, 2015.
The Sub-Sub-Adviser
BlackRock International, Ltd. serves as sub-sub-adviser to Transamerica Inflation-Protected Securities. BlackRock International, Ltd., located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom, is a registered investment adviser. BlackRock International, Ltd. is a wholly owned subsidiary of BlackRock, Inc. BlackRock International, Ltd. serves pursuant to a Sub-Advisory Agreement between BlackRock International, Ltd. and BlackRock Financial Management, Inc.
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Portfolio Manager Information
Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day investment advice and management or recommendations, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix C of this SAI.
Transfer Agent
TFS serves as the transfer agent, withholding agent and dividend disbursing agent for each fund. As transfer agent, TFS maintains an account for each shareholder of a fund and performs other transfer agency functions. TFS has outsourced the provision of certain transfer agency services to DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169.
Class R2 shares pay sub-transfer agency fees to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services to shareholder accounts in lieu of TFS providing such services. The other share classes do not pay sub-transfer agency fees directly, but TFS may use its available resources to pay for sub-transfer agency services for any share class, including those that pay sub-transfer agency fees directly.
Each share class pays the following transfer agency fees and, as applicable, sub-transfer agency fees:
Class R*
Open Account	$24.00 per account
Closed Account	$2.00 per account
Class I3, R4*
Asset Fee to TFS	0.75 bps
Class R2*
Sub-Transfer Agent and Omnibus Intermediary Fees	$11.00 per account
*Applicable out-of-pocket expenses including, but not limited to, quarterly shareholder statements and postage, will be charged directly to the funds.
Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).
There were no brokerage credits received for the periods ended October 31, 2017, 2016 and 2015.
Custodian
State Street, located at One Lincoln Street, Boston, MA 02111, serves as the Trust’s custodian.
State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the funds’ securities lending agent and receives a share of the income generated by such activities.
Securities Lending Activities
The dollar amounts of income and fees and compensation paid to all service providers (including fees paid to State Street as securities lending agent and for cash collateral management) related to those funds that engaged in securities lending activities during the most recent fiscal year are provided in Appendix C of this SAI. The securities lending agent’s fees will be calculated on, and deducted from, the securities lending revenues of the applicable funds.
To the extent a fund engaged in securities lending activities, the services provided by State Street as securities lending agent would include: selection of securities to be loaned; locating borrowers previously approved by the funds’ board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds’ instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds’ instructions; and arranging for return of loaned securities to the fund at loan termination.
Independent Registered Public Accounting Firm
Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the Trust’s independent registered public accounting firm.
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Distributor and Distribution Plan
Distributor
Under the Underwriting Agreement, Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. TCI is an affiliate of TAM. TCI offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by TCI.
The Underwriting Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.
The Underwriting Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by TCI, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Underwriting Agreement will automatically and immediately terminate in the event of its assignment.
“N/A” in the tables below indicates that the fund was not in operation during the relevant fiscal year or had share classes with no underwriting commissions, accordingly, no information is shown.
Underwriting Commission
Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2017	2016	2015	2017	2016	2015
Transamerica Asset Allocation Intermediate Horizon	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation Long Horizon	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation Short Horizon	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Balanced II	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Government Money Market	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica High Quality Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica High Yield Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Inflation-Protected Securities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Intermediate Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Equity	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Large Core	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Large Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Large Value Opportunities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Mid Cap Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Mid Cap Value Opportunities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Small Cap Core	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Small Cap Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Small Cap Value	N/A	N/A	N/A	N/A	N/A	N/A

Fund Name	For the Period Ended October 31, 2017
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica Asset Allocation Intermediate Horizon	N/A	N/A	N/A	$1,034,600
Transamerica Asset Allocation Long Horizon	N/A	N/A	N/A	$ 591,690
Transamerica Asset Allocation Short Horizon	N/A	N/A	N/A	$ 441,902
Transamerica Balanced II	N/A	N/A	N/A	$ 66,194
Transamerica Government Money Market	N/A	N/A	N/A	$ 25,892
Transamerica High Quality Bond	N/A	N/A	N/A	$ 163,334
Transamerica High Yield Bond	N/A	N/A	N/A	$ 840,127
Transamerica Inflation-Protected Securities	N/A	N/A	N/A	$ 154,482
Transamerica Intermediate Bond	N/A	N/A	N/A	$1,122,218
Transamerica International Equity	N/A	N/A	N/A	$ 312,731
Transamerica International Growth	N/A	N/A	N/A	N/A
Transamerica Large Core	N/A	N/A	N/A	$ 273,539
Transamerica Large Growth	N/A	N/A	N/A	$ 682,949
Transamerica Large Value Opportunities	N/A	N/A	N/A	$ 395,457
Transamerica Mid Cap Growth	N/A	N/A	N/A	$ 133,643
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Fund Name	For the Period Ended October 31, 2017
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica Mid Cap Value Opportunities	N/A	N/A	N/A	$1,076,932
Transamerica Small Cap Core	N/A	N/A	N/A	$ 210,510
Transamerica Small Cap Growth	N/A	N/A	N/A	$ 97,467
Transamerica Small Cap Value	N/A	N/A	N/A	$ 52,690

Distribution Plan
The Trust adopted a distribution plan (“12b-1 Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act applicable to Class R, Class R2 and Class R4 shares of the funds, as applicable. Class I3 shares are not subject to distribution and service fees.
Each fund’s 12b-1 Distribution Plan permits the fund to pay fees to TCI and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Distribution Plan, the fund would not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Under each 12b-1 Distribution Plan, a fund may pay the fees to the Distributor and others until the 12b-1 Distribution Plan is terminated or not renewed.
The 12b-1 Distribution Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund’s Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. For so long as the 12b-1 Distribution Plan is in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.
The 12b-1 Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the 12b-1 Distribution Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a fund requires approval by the shareholders of that fund.
Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a particular class of shares of a fund also requires approval by the shareholders of that class.
A 12b-1 Distribution Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class.
Under the 12b-1 Distribution Plan for Class R shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.50% of the average daily net assets of the fund’s Class R shares. For Class R2 and Class R4 shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.25% of the average daily net assets of the fund’s Class R2 and Class R4 shares.
Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Financial Intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. The prospectus contains a description of distribution and service fees payable under the 12b-1 Distribution Plan with respect to the shares offered in that prospectus.
TCI may use the fees payable under the 12b-1 Distribution Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of Class R, Class R2 or Class R4 shares, or in personal service to and/or maintenance of these shareholder accounts.
More specifically, these fees may be used by TCI or a financial intermediary for expenses related to a fund, including: costs of printing and distributing the fund prospectuses, statements of additional information and reports to prospective investors in the fund; costs involved in preparing, printing and distributing sales literature pertaining to the fund and reports for persons other than existing shareholders; an allocation of overhead and other branch office distribution-related expenses of TCI or a financial intermediary; payments made to, and expenses of, a TCI or a financial intermediary and other persons who provide support or personal services to shareholders in connection with the distribution of the fund’s shares; and interest-related expenses, or the cost of capital associated with, the financing of any of the foregoing. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the 12b-1 Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts.
In the case of a fund or a class of shares that is closed to new investors or investments, the fees are paid for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts.
In determining whether to approve the 12b-1 Distribution Plan and the Distribution Agreements, the Trustees considered the anticipated benefits to shareholders from adopting the 12b-1 Distribution Plans and Distribution Agreements. The Trustees were informed by
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representatives of TCI that payments of distribution-related expenses by the funds under the 12b-1 Distribution Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe the 12b-1 Distribution Plan will enable each fund to promote sales of its shares and provide personal service and maintenance with respect to shareholder accounts as appropriate for the fund. In turn, these promotion efforts are expected to result in increased sales and lead to an increase in a fund’s net asset levels, which should enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund’s investment manager and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.
The 12b-1 Distribution Plan requires that at least quarterly the Trust and the Distributor shall provide to the Board of Trustees and the Board of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the 12b-1 Distribution Plan.
Distribution Fees Paid Under the 12b-1 Distribution Plan
For the fiscal year ended October 31, 2017, Class R and Class R4 shares of the Trust paid $7,402,294 to Transamerica Retirement Solutions, LLC.
The table below shows total dollar amounts paid to the Distributor for the last three fiscal years.
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no distribution fees are shown.
Fund	2017	2016	2015
Transamerica Asset Allocation Intermediate Horizon	N/A	N/A	N/A
Transamerica Asset Allocation Long Horizon	N/A	N/A	N/A
Transamerica Asset Allocation Short Horizon	N/A	N/A	N/A
Transamerica Balanced II	N/A	N/A	N/A
Transamerica Government Money Market	N/A	N/A	N/A
Transamerica High Quality Bond	N/A	N/A	N/A
Transamerica High Yield Bond	$19,138	N/A	N/A
Transamerica Inflation-Protected Securities	N/A	N/A	N/A
Transamerica Intermediate Bond	$ 35	N/A	N/A
Transamerica International Equity	$ 101	N/A	N/A
Transamerica Large Core	$ 55	N/A	N/A
Transamerica Large Growth	$ 103	N/A	N/A
Transamerica Large Value Opportunities	$ 27	N/A	N/A
Transamerica Mid Cap Growth	$ 230	N/A	N/A
Transamerica Mid Cap Value Opportunities	$ 8,115	N/A	N/A
Transamerica Small Cap Core	N/A	N/A	N/A
Transamerica Small Cap Growth	$ 79	N/A	N/A
Transamerica Small Cap Value	$ 49	N/A	N/A
The table below shows total distribution and service fees and expenses paid to the Distributor for the fiscal year ended October 31, 2017 with respect to Class R and Class R4 shares of the funds.
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no distribution fees are shown.
Transamerica Asset Allocation Intermediate Horizon
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	0	0
Printing and Postage	0	0
Promotional Expenses	0	0
Travel	0	0
Office and Other Expenses	0	0
TOTALS	$0	$0

Transamerica Asset Allocation Long Horizon
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	0	0
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Transamerica Asset Allocation Long Horizon
Promotion and Distribution Expenses	Class R	Class R4
Printing and Postage	0	0
Promotional Expenses	0	0
Travel	0	0
Office and Other Expenses	0	0
TOTALS	$0	$0

Transamerica Asset Allocation Short Horizon
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	0	0
Printing and Postage	0	0
Promotional Expenses	0	0
Travel	0	0
Office and Other Expenses	0	0
TOTALS	$0	$0

Transamerica Balanced II
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	0	0
Printing and Postage	0	0
Promotional Expenses	0	0
Travel	0	0
Office and Other Expenses	0	0
TOTALS	$0	$0

Transamerica Government Money Market
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	0	0
Printing and Postage	0	0
Promotional Expenses	0	0
Travel	0	0
Office and Other Expenses	0	0
TOTALS	$0	$0

Transamerica High Quality Bond
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	0	0
Printing and Postage	0	0
Promotional Expenses	0	0
Travel	0	0
Office and Other Expenses	0	0
TOTALS	$0	$0

Transamerica High Yield Bond
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	5,578	4,228
Printing and Postage	35	26
Promotional Expenses	1,292	980
Travel	633	480
Office and Other Expenses	3,348	2,538
TOTALS	$10,886	$8,252

Transamerica Inflation-Protected Securities
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	0	0
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Transamerica Inflation-Protected Securities
Promotion and Distribution Expenses	Class R	Class R4
Printing and Postage	0	0
Promotional Expenses	0	0
Travel	0	0
Office and Other Expenses	0	0
TOTALS	$0	$0

Transamerica Intermediate Bond
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$0
Compensation to Sales Personnel	18	0
Printing and Postage	0	0
Promotional Expenses	4	0
Travel	2	0
Office and Other Expenses	11	0
TOTALS	$35	$0

Transamerica International Equity
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$0
Compensation to Sales Personnel	52	0
Printing and Postage	0	0
Promotional Expenses	12	0
Travel	6	0
Office and Other Expenses	31	0
TOTALS	$101	$0

Transamerica International Growth
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	N/A	N/A
Compensation to Sales Personnel	N/A	N/A
Printing and Postage	N/A	N/A
Promotional Expenses	N/A	N/A
Travel	N/A	N/A
Office and Other Expenses	N/A	N/A
TOTALS	N/A	N/A

Transamerica Large Core
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$0
Compensation to Sales Personnel	28	0
Printing and Postage	0	0
Promotional Expenses	7	0
Travel	3	0
Office and Other Expenses	17	0
TOTALS	$55	$0

Transamerica Large Growth
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$0
Compensation to Sales Personnel	53	0
Printing and Postage	0	0
Promotional Expenses	12	0
Travel	6	0
Office and Other Expenses	32	0
TOTALS	$103	$0

Transamerica Large Value Opportunities
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$0
Compensation to Sales Personnel	14	0
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Transamerica Large Value Opportunities
Promotion and Distribution Expenses	Class R	Class R4
Printing and Postage	0	0
Promotional Expenses	3	0
Travel	2	0
Office and Other Expenses	8	0
TOTALS	$27	$0

Transamerica Mid Cap Growth
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$0
Compensation to Sales Personnel	118	0
Printing and Postage	1	0
Promotional Expenses	27	0
Travel	13	0
Office and Other Expenses	71	0
TOTALS	$230	$0

Transamerica Mid Cap Value Opportunities
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	3,441	717
Printing and Postage	21	4
Promotional Expenses	797	166
Travel	391	81
Office and Other Expenses	2,066	431
TOTALS	$6,716	$1,399

Transamerica Small Cap Core
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	0	0
Printing and Postage	0	0
Promotional Expenses	0	0
Travel	0	0
Office and Other Expenses	0	0
TOTALS	$0	$0

Transamerica Small Cap Growth
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$0
Compensation to Sales Personnel	41	0
Printing and Postage	0	0
Promotional Expenses	9	0
Travel	5	0
Office and Other Expenses	24	0
TOTALS	$79	$0

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Transamerica Small Cap Value
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$0
Compensation to Sales Personnel	25	0
Printing and Postage	0	0
Promotional Expenses	6	0
Travel	3	0
Office and Other Expenses	15	0
TOTALS	$49	$0
Purchase, Redemption and Pricing of Shares
Shareholder Accounts
Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each fund’s prospectus.
Purchase of Shares
Class I3, Class R, Class R2 and Class R4 Shares
As stated in the prospectuses, the funds currently offer investors a choice of fifteen classes of shares: Class A, Class B, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R4, Class R6, Class T, Class T1, Class T2 and Advisor Class shares. Not all Transamerica Funds offer all classes of shares.
Class I3 shares are intended for purchase by certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts.
This SAI references the Class R shares offered by the funds listed on the cover page of the SAI. Class R shares of certain other series of the Trust are discussed in a separate SAI.
Class R shares of Transamerica Government Money Market were renamed Class R2 shares on October 13, 2017.
Class R and Class R2 shares are intended for purchase by participants in certain retirement plans as described in the prospectus. Class R and Class R2 shares are generally intended for purchase by smaller retirement plan clients of Transamerica Retirement Solutions, LLC. Class R and Class R2 shares are only offered through 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R and Class R2 shares are available only to eligible retirement plans where either Class R or Class R2 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
Class R4 shares are generally intended for purchase by larger retirement plan clients of Transamerica Retirement Solutions, LLC. As stated in the prospectus, Class R4 shares of the applicable funds are intended for purchase by participants in certain retirement plans described below and under the following conditions:
•	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).
•	Class R4 shares are available only to eligible retirement plans where Class R4 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
•	The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R4 shares in certain investment products or programs.
Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
Information on sales charge reductions and/or waivers can also be found on the Transamerica Funds’ website at www.transamerica.com.
Redemption of Shares
Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will normally be sent within three business days of the receipt of a redemption request in good order, but in any event within seven days, regardless of the method a fund uses to make such payment (e.g.,
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check, wire or electronic funds transfer (ACH)). However, redemption payments may be delayed up to ten calendar days if the shares being redeemed were recently purchased by check or electronic funds transfer. The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the fund’s net assets at the time of redemption.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances, in an effort to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind by redeeming shareholders may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined.
Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.
Share Conversion
If you hold Class R, Class R2, Class R4 or Class I3 shares and are eligible for purchase of Class I shares (as described in the Class I prospectus), you may be eligible to convert your shares to Class I shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc. to permit or reject such a conversion. Please contact your financial adviser or Customer Service for conversion requirements and instructions.
Net Asset Valuation (“NAV”) Determination
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of all funds (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus any applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the Asset Allocation Funds are received and accepted. For purchases of shares of the Asset Allocation Funds through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Asset Allocation Funds.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.
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In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
Brokerage
Subject to policies established by the Board and TAM, the sub-advisers are responsible for placement of the funds’ securities transactions. In placing orders, it is the policy of a fund to seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, TAM or the sub-adviser, as applicable, having in mind the fund’s best interests, considers all factors it deems relevant, including: the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities
Decisions as to the selection of broker-dealers and the assignment of fund brokerage business for a fund and negotiation of its commission rates are made by TAM or the sub-adviser, as applicable, whose policy is to seek to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all fund transactions. In doing so, a fund may pay higher commission rates than the lowest available when its sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.
There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on
68

U.S. stock exchanges and other agency transactions involve the payment by a fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-advisers may receive services from many broker-dealers with which the sub-advisers place the fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The services obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such services in servicing other accounts in addition to the respective fund. Conversely, services provided to a sub-advisers by broker-dealers in connection with trades executed on behalf of other clients of the sub-adviser may be useful to the sub-adviser in managing the fund, although not all of these services may be necessarily useful and of value to the sub-adviser in managing such other clients. The receipt of such services enables a sub-adviser to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act and the SEC’s interpretive guidance thereunder, a sub-adviser may cause a fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a fund.
A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM or the sub-adviser. A sub-adviser may place transactions with a broker-dealer that is an affiliate of TAM or the sub-adviser where, in the judgment of the sub-adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of TAM or the sub-adviser may receive and retain compensation for effecting portfolio transactions for the fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the fund do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
A sub-adviser to a fund, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place security transactions with broker/dealers with which the Trust has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the funds. In no event will commissions paid by a fund be used to pay expenses that would otherwise be borne by any other fund in the Trust, or by any other party. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.
Securities held by a fund may also be held by other separate accounts, mutual funds or other accounts for which TAM or a sub-adviser serves as an adviser, or held by TAM or a sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by TAM or a sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TAM or a sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when TAM or a sub-adviser deems the purchase or sale of a security to be in the best interests of a fund as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the fund with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by TAM or the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a fund.
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The Board of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the funds, and reviews the prices and commissions, if any, paid by the funds to determine if they were reasonable.
Brokerage Commissions Paid
The following funds paid the aggregate brokerage commissions indicated for the last three fiscal years:
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no commissions are shown.
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Fund Name	Brokerage Commissions Paid (including affiliated commissions)					Affiliated Brokerage Commissions Paid
	2017($)	2017(%)^	2016($)	2016(%)^	2015	2017($)	2017(%)*	2016($)	2016 (%)*	2015
Transamerica Asset Allocation Intermediate Horizon	-	0.00%	N/A	N/A	N/A	-	-	N/A	N/A	N/A
Transamerica Asset Allocation Long Horizon	-	0.00%	N/A	N/A	N/A	-	-	N/A	N/A	N/A
Transamerica Asset Allocation Short Horizon	-	0.00%	N/A	N/A	N/A	-	-	N/A	N/A	N/A
Transamerica Balanced II	$ 2,676	0.02%	N/A	N/A	N/A	-	-	N/A	N/A	N/A
Transamerica Government Money Market	-	0.00%	-	-	-	-	-	-	-	-
Transamerica High Quality Bond	-	0.00%	N/A	N/A	N/A	-	-	N/A	N/A	N/A
Transamerica High Yield Bond	$ 8,267	0.06%	$ 605	-	$ 932	-	-	-	-	-
Transamerica Inflation-Protected Securities	$ 19,912	0.14%	N/A	N/A	N/A	-	-	N/A	N/A	N/A
Transamerica Intermediate Bond	-	0.00%	-	-	-	-	-	-	-	-
Transamerica International Equity	$2,546,564	17.95%	$2,622,377	13.91%	$1,232,084	-	-	-	-	-
Transamerica International Growth	$ 322,540	2.27%	$ 488,131	2.59%	$ 364,977	-	-	-	-	-
Transamerica Large Core	$ 45,190	0.32%	N/A	N/A	N/A	-	-	N/A	N/A	N/A
Transamerica Large Growth	$ 166,892	1.17%	N/A	N/A	N/A	-	-	N/A	N/A	N/A
Transamerica Large Value Opportunities	$ 141,468	1.00%	N/A	N/A	N/A	-	-	N/A	N/A	N/A
Transamerica Mid Cap Growth	$ 203,613	1.43%	$ 743,234	3.94%	$ 336,499	-	-	-	-	-
Transamerica Mid Cap Value Opportunities	$1,300,344	9.16%	$1,263,999	6.70%	$ 531,736	-	-	-	-	-
Transamerica Small Cap Core	$ 230,674	1.63%	$ 214,619	1.14%	$ 352,269	-	-	-	-	-
Transamerica Small Cap Growth	$ 137,667	0.97%	$ 522,229	2.77%	$ 620,710	-	-	-	-	-
Transamerica Small Cap Value	$ 353,820	2.49%	$ 556,615	2.95%	$1,562,838	-	-	-	-	-
^ Brokerage Commissions Paid by the fund as a percentage of overall Brokerage Commissions Paid by all Transamerica Funds.
* Affiliated Brokerage Commissions Paid by the fund as a percentage of total Brokerage Commissions Paid by the fund.
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Brokerage Commissions Paid for Research
The following table provides an estimate of brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2017.
Fund Name	Paid as of October 31, 2017
Transamerica Asset Allocation Intermediate Horizon	-
Transamerica Asset Allocation Long Horizon	-
Transamerica Asset Allocation Short Horizon	-
Transamerica Balanced II	$ 3,131
Transamerica Government Money Market	-
Transamerica High Quality Bond	-
Transamerica High Yield Bond	-
Transamerica Inflation-Protected Securities	-
Transamerica Intermediate Bond	-
Transamerica International Equity	$2,120,718
Transamerica International Growth	$ 171,139
Transamerica Large Core	-
Transamerica Large Growth	$ 191,804
Transamerica Large Value Opportunities	-
Transamerica Mid Cap Growth	$ 255,124
Transamerica Mid Cap Value Opportunities	$1,280,666
Transamerica Small Cap Core	-
Transamerica Small Cap Growth	$ 114,352
Transamerica Small Cap Value	$ 168,202
The estimates above are based upon custody data provided to CAPIS and were calculated using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions. USD transactions executed at commission rates below $.02 per share, non-USD developed market transactions executed at 8 basis points and below, and non-USD emerging market transactions executed at 12 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates at or above $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Exchange Act. Commissions paid on fixed price offerings and transactions in futures and options are not included in this analysis.
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Securities of Regular Broker Dealers
During the fiscal year ended October 31, 2017, the funds purchased securities issued by the following regular broker-dealers of the funds, which had the following values as of October 31, 2017.
Fund Name	Bank of America Corp.	Bank of New York Mellon	Barclays Capital, Inc.	BNP Paribas Securities Corp.	Citigroup, Inc.	Credit Suisse Securities (USA) LLC	Deutsche Bank Securities, Inc.	Goldman Sachs Group, Inc.	J.P. Morgan SecuritiesLLC	Morgan Stanley & Co., Inc.	Societe Generale	Wells Fargo & Co.
Transamerica Balanced II	$ 1,974,334	$456,927	$ 481,609	$ -	$ 2,366,189	$ 350,339	$ 70,946	$ 681,175	$ 805,381	$ 2,000,798	$ -	$ 1,632,786
Transamerica High Quality Bond	$ 3,973,311	$ -	$ 1,987,276	$ -	$10,150,082	$ -	$ -	$ 4,572,394	$ 5,543,585	$ 9,915,208	$ -	$ 3,566,452
Transamerica High Yield Bond	$10,184,738	$ -	$12,286,786	$9,997,726	$ -	$14,796,488	$ -	$ 7,028,391	$ 4,464,002	$10,459,344	$7,263,270	$ -
Transamerica Intermediate Bond	$25,843,325	$ -	$24,983,773	$2,696,094	$29,098,267	$19,124,531	$4,809,101	$35,002,487	$44,068,798	$54,354,376	$2,484,880	$22,840,326
Transamerica International Growth	$ -	$ -	$10,974,574	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Transamerica Large Core	$ 6,540,047	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 865,850	$ 1,901,400	$ -	$ -
Transamerica Large Growth	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 6,672,807	$ 7,955,031	$ -	$ -	$ -
Transamerica Large Value Opportunities	$23,876,164	$ -	$ -	$ -	$ 7,667,741	$ -	$ -	$ -	$16,645,220	$ 2,744,550	$ -	$ -
73

Principal Shareholders and Control Persons
Principal Shareholders
To the knowledge of the Trust, as of February 2, 2018, the following persons owned beneficially or of record 5% or more of the outstanding shares of the funds indicated.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Long Horizon	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Long Horizon	R4	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Short Horizon	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Short Horizon	R4	100.00%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	R	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	A	66.07%
Umb Bank Na Cust Simple IRA FBO Andy R Chen 1506 Union County Pkwy Union NJ 07083	Transamerica Government Money Market	B	11.31%
Umb Bank Na Cust Simple IRA FBO Wei Huang 115 Western Blvd Gillette NJ 07933-1913	Transamerica Government Money Market	B	7.38%
Umb Bank Na Cust Simple IRA FBO Mark E Demange PO Box 99 North Star OH 45350-0099	Transamerica Government Money Market	B	7.21%
Umb Bank Na Cust Simple IRA FBO Donna M Demange PO Box 99 North Star OH 45350-0099	Transamerica Government Money Market	B	7.21%
Umb Bank Na Cust IRA FBO Cecelia J Spilotros 20 N Broadway Apt H237 White Plains NY 10601-2112	Transamerica Government Money Market	B	5.96%
74

Name & Address	Fund Name	Class	Percent
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Government Money Market	C	6.65%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Government Money Market	C	6.14%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	I	14.89%
Reid A Evers 1333 Valley View Rd Apt 28 Glendale CA 91202-1734	Transamerica Government Money Market	I	9.78%
Patrick S Baird & Judith A Baird 464 Dows Rd Cedar Rapids IA 52403-7002	Transamerica Government Money Market	I	7.63%
Universal Life Insurance Company PO Box 2145 San Juan PR 00922-2145	Transamerica Government Money Market	I2	99.42%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Government Money Market	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R2 Series 440 Mamaroneck Ave Harrison NY 10528-2426	Transamerica Government Money Market	R2	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Government Money Market	R4	100.00%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Quality Bond	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Quality Bond	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Quality Bond	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	A	26.86%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	A	13.54%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	A	5.95%
Charles Schwab & CO Inc Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Bond	A	5.08%
75

Name & Address	Fund Name	Class	Percent
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica High Yield Bond	Advisor	67.93%
Td Ameritrade Inc For Our Customers PO Box 2226 Omaha NE 68103-2226	Transamerica High Yield Bond	Advisor	32.07%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica High Yield Bond	B	15.40%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	B	14.56%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	B	12.10%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	B	11.40%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica High Yield Bond	B	8.96%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	B	6.70%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Bond	B	5.65%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	C	16.65%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	C	15.45%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	C	14.70%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica High Yield Bond	C	7.93%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	C	6.72%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Bond	C	6.33%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	I	21.14%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Bond	I	12.93%
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Name & Address	Fund Name	Class	Percent
Interactive Brokers LLC 2 Pickwick Plz Ste 202 Greenwich CT 06830-5576	Transamerica High Yield Bond	I	12.24%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Bond	I	8.27%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica High Yield Bond	I	7.41%
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica High Yield Bond	I	6.40%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	I	6.28%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	41.93%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	33.09%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	9.32%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	7.78%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R	91.58%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica High Yield Bond	R	7.78%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R4	98.60%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	R6	34.64%
Vanguard Fiduciary Trust Company FBO 401k Clients Attn: Investment Services PO Box 2600 Vm L20 Valley Forge PA 19482-2600	Transamerica High Yield Bond	R6	34.04%
77

Name & Address	Fund Name	Class	Percent
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	12.01%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	10.09%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	9.09%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica High Yield Bond	T1	100.00%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	R4	100.00%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	46.20%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	16.30%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	16.15%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	6.44%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	5.19%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	R	99.83%
78

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	R4	100.00%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	A	35.53%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	A	27.15%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Equity	A	6.84%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica International Equity	A	6.27%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	Advisor	98.61%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Equity	C	14.34%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica International Equity	C	14.25%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	C	13.29%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica International Equity	C	12.93%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica International Equity	C	8.64%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	C	8.42%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica International Equity	C	7.73%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	I	39.06%
Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica International Equity	I	16.19%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	Transamerica International Equity	I	7.05%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dt E FL 2 Jacksonville FL 32246	Transamerica International Equity	I	6.14%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	21.86%
79

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	19.22%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	I2	14.20%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	10.04%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	8.71%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	7.48%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	5.43%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	5.30%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R	99.55%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R4	100.00%
State Steet Bank & Trust Ttee Starwood Hotels & Resorts Worldwide Inc Savings And Retirement Plan 801 Pennsylvania Ave Kansas City MO 64105-1307	Transamerica International Equity	R6	23.64%
Vrsco FBO Aigfsb Cust Ttee FBO Univ Of Kansas Hospital 401A 2727-A Allen Parkway, 4-D1 Houston TX 77019-2107	Transamerica International Equity	R6	13.77%
Wells Fargo Bank Na FBO Macon Bibb County Ret Sys - Funds PO Box 1533 Minneapolis MN 55480-1533	Transamerica International Equity	R6	7.95%
Vanguard Fiduciary Trust Company FBO 401k Clients Attn: Investment Services PO Box 2600 Vm L20 Valley Forge PA 19482-2600	Transamerica International Equity	R6	6.99%
80

Name & Address	Fund Name	Class	Percent
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R6	6.03%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	R6	5.66%
Vrsco FBO Aigfsb Cust Ttee FBO Univ Of Kansas Hospital 457B 2727-A Allen Parkway, 4-D1 Houston TX 77019-2107	Transamerica International Equity	R6	5.44%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Equity	T1	55.68%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Equity	T1	44.32%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	27.59%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	23.11%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	15.74%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	8.09%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	7.64%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	7.30%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	R	99.81%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	R4	100.00%
81

Name & Address	Fund Name	Class	Percent
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	R	99.67%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	R4	100.00%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	R	99.80%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Growth	A	85.05%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Mid Cap Growth	Advisor	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Mid Cap Growth	C	23.32%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Mid Cap Growth	C	10.73%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Growth	C	10.63%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Growth	C	6.90%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Mid Cap Growth	C	5.56%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Mid Cap Growth	I	57.28%
82

Name & Address	Fund Name	Class	Percent
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Mid Cap Growth	I	22.64%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Growth	I	11.73%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	53.69%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	40.06%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	6.25%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	R	98.59%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Mid Cap Growth	T1	100.00%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	41.58%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	30.98%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	18.70%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Mid Cap Value Opportunities	A	80.51%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	A	5.43%
83

Name & Address	Fund Name	Class	Percent
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Mid Cap Value Opportunities	Advisor	100.00%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Mid Cap Value Opportunities	C	36.65%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Mid Cap Value Opportunities	C	13.09%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Value Opportunities	C	11.45%
Charles Schwab & CO Inc Special Custody Acct FBO Customers Attm Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Transamerica Mid Cap Value Opportunities	C	10.71%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	C	6.97%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	C	6.08%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	I	27.51%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	I	25.56%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	I	10.18%
Vanguard Fiduciary Trust Company FBO 401(k) Clients Attn: Investment Services PO Box 2600 Vm L20 Valley Forge PA 19482-2600	Transamerica Mid Cap Value Opportunities	I	8.35%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Mid Cap Value Opportunities	I	8.33%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	32.09%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	27.74%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	11.00%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	7.72%
84

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	7.52%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	6.12%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	5.06%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	R	95.14%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	R4	99.75%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	R6	63.42%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	R6	22.51%
Great-West Trust Company LLC Ttee F Riverside Healthcare Slc 403B 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002	Transamerica Mid Cap Value Opportunities	R6	6.26%
Great-West Trust Company LLC Ttee F Riverside Healthcare Retirement 401 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002	Transamerica Mid Cap Value Opportunities	R6	5.48%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Mid Cap Value Opportunities	T1	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Core	A	78.58%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Core	A	9.52%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Core	Advisor	100.00%
85

Name & Address	Fund Name	Class	Percent
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Core	C	44.98%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Core	C	18.67%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small Cap Core	C	8.34%
Frontier Trust Company FBO Affiliated Mgrs Group, Inc. 401(k) P.O. Box 10758 Fargo ND 58106-0758	Transamerica Small Cap Core	I	80.28%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Core	I	18.41%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Core	I2	46.44%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Core	I2	26.19%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Core	I2	15.09%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Core	I2	12.28%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Core	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Core	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Core	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Core	T1	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Growth	A	54.22%
86

Name & Address	Fund Name	Class	Percent
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small Cap Growth	A	18.69%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Growth	A	15.29%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Growth	Advisor	72.04%
Td Ameritrade Inc For Our Customers PO Box 2226 Omaha NE 68103-2226	Transamerica Small Cap Growth	Advisor	27.96%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small Cap Growth	C	23.04%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Growth	C	20.00%
Charles Schwab & CO Inc Special Custody Acct FBO Customers Attm Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Transamerica Small Cap Growth	C	15.94%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Growth	C	11.87%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Growth	I	80.66%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Small Cap Growth	I	6.61%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	37.10%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	25.75%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	15.06%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Small Cap Growth	I2	10.84%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	I3	100.00%
87

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	R	99.10%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Growth	R6	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Growth	T1	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Value	A	62.45%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Value	A	14.60%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Value	A	7.38%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Value	Advisor	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Value	C	42.77%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Value	C	11.12%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Value	I	78.59%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Value	I	17.14%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	33.48%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	25.62%
88

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	13.56%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	9.35%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	8.61%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	5.42%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	R	99.01%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Value	R6	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small Cap Value	T1	100.00%
Control Persons
Any shareholder who holds beneficially 25% or more of a fund may be deemed to control the fund until such time as it holds beneficially less than 25% of the outstanding common shares of the fund. Any shareholder controlling a fund may be able to determine the outcome of issues that are submitted to shareholders for vote, and may be able to take action regarding the fund without the consent or approval of the other shareholders.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
As of February 2, 2018, the shareholders who held beneficially 25% or more of a fund were as follows:
Name & Address	Fund Name	Percentage of Fund Owned
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Intermediate Horizon	95.25%
89

Name & Address	Fund Name	Percentage of Fund Owned
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Long Horizon	88.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Short Horizon	95.98%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	62.37%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	37.63%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R2 Series 440 Mamaroneck Ave Harrison NY 10528-2426	Transamerica Government Money Market	58.30%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Quality Bond	79.38%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	81.24%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	31.42%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	27.59%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	70.23%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	26.70%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	78.94%
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Name & Address	Fund Name	Percentage of Fund Owned
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	76.78%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	33.62%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	25.09%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	25.22%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Core	62.68%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	27.62%
Management Ownership
As of February 2, 2018, the Trustees and officers as a group owned less than 1% of any class of each fund’s outstanding shares.
Further Information About the Trust and the Funds
The Trust is organized as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Amended and Restated Declaration of Trust (“Declaration”) dated as of December 10, 2015, and the Trust’s Bylaws, as may be amended from time to time. Every shareholder, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration. Some of the more significant provisions of the Declaration are described below.
Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the net asset value, in U.S. dollars, of those shares determined at the close of business on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.
Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by a vote or consent of the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that any Trustee may be removed by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders,
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Trustees, officers or employees of the Trust, that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the prospectus of a fund, when issued, will be fully paid and non- assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder or the shareholder fails to provide the required information. In addition, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose in writing to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. A fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any series, in connection with the affairs of the Trust. The Declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.
The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
Derivative and Direct Actions. The Declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions.
Prior to bringing a derivative action, the Declaration requires that a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by up to an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand (or a committee comprised of some or all of such Trustees), with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, each complaining shareholder will be responsible, jointly and severally with any and all other complaining shareholders, for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose.
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The Declaration provides that no Shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the Declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
If a derivative or direct action is brought in violation of the Declaration, each shareholder who commences or maintains such action will be required. jointly and severally, to reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with the Declaration. In addition, if a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action will be borne, jointly and severally, by each shareholder who commenced the action.
The Declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder bring a derivative or direct claim only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a fund be brought only in the U.S. District Court for the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the applicable court rules, and that the right to jury trial be waived to the fullest extent permitted by law.
Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
The shares of beneficial interest are divided into fifteen classes: Class A, Class B, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R4, Class R6, Class T, Class T1, Class T2 and Advisor Class. Not all funds offer all classes of shares. See a fund’s prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class. Class A, Class B, Class C, Class I, Class I2, Class R1, Class R6, Class T, Class T1, Class T2 and Advisor Class are discussed in a separate SAI. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class B, Class C, Class R, Class R1, Class R2, Class R4, Class T1 and Class T2 shares are subject to ongoing distribution and service fees. Advisor Class, Class I, Class I2, Class I3, Class R6 and Class T shares have no annual distribution and service fees. Each class may bear differing amounts of certain class-specific expenses, and each class has a separate exchange privilege. As of November 1, 2013, Class B shares were no longer available to new or existing investors except for exchanges and dividend and capital gains reinvestment. Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares. On November 30, 2009, all shares previously designated as Class I shares were re-designated as Class I2 shares. On February 10, 2012, all shares previously designated as Class P shares were converted into Class I shares. Class R1 shares are not currently offered. On October 13, 2017, Class R shares of Transamerica Government Money Market were renamed Class R2 shares.
The Trust does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.
Dividends and Other Distributions
An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. The December annual ex-dividend date for all Asset Allocation Funds will be subsequent to the ex-dividend date of the underlying Transamerica funds in which they invest. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class R shares of a fund are anticipated to be lower than the per share income dividends on Class I3, Class R2 and Class R4 shares of that fund as a result of higher distribution and service fees applicable to Class R shares.
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Taxes
Each fund has qualified (or expects to qualify in its first year), and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). Each fund must also meet several other requirements. These requirements include the following: (1) a fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.
If a fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. If a fund meets the Distribution Requirement but retains some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amounts retained. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed those liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
For U.S. federal income tax purposes, a fund is generally permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. A fund is permitted to carry forward indefinitely a net capital loss from any taxable year that began after December 22, 2010 to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. Generally, the funds may not carry forward any losses other than net capital losses. Capital loss carryforwards generated in taxable years that began after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years that began on or before December 22, 2010. It is possible that capital loss carryforwards from taxable years that began on or before December 22, 2010 may expire unused. Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Assuming a fund has sufficient earnings and profits, its shareholders generally are required to include distributions from the fund (whether paid in cash or reinvested in additional shares) as (1) ordinary income, to the extent the distributions are attributable to the fund’s investment income (except for qualified dividend income as discussed below), net short-term capital gain and certain net realized foreign exchange gains or (2) capital gains, to the extent of the fund’s net capital gain (i.e., the fund’s net long-term capital gains over net short-term capital losses).
If a fund fails to qualify for treatment as a RIC, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders (including distributions that would otherwise qualify as capital gain dividends or as exempt-interest dividends) will constitute ordinary dividend income to the extent of the fund’s available earnings and profits. Under certain circumstances, a fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each shareholder’s tax basis in its shares, and any distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.
A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.
Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December, payable to shareholders of record during such a month, and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of a fund may be “spilled back” and treated for certain purposes as paid by the relevant fund during such
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taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.
U.S. federal income tax law generally taxes noncorporate taxpayers on long-term capital gains and on “qualified dividend income” at rates of up to 20%.
Other distributions, including distributions of earnings from, in general, dividends paid to a fund that are not themselves qualified dividend income to the fund, interest income, other types of ordinary income and short-term capital gains, will generally be taxed at the ordinary income tax rate applicable to the taxpayer.
Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the fund and the shareholder receiving a distribution of the dividend income. Qualified dividend income generally also includes any dividend income (i) that is received by a fund from an underlying fund that is itself treated as a RIC and that received such income as dividends on common and preferred stock of U.S. companies or on stock of certain qualified foreign corporations, and (ii) that is reported as qualified dividend income by the underlying RICs, provided that certain holding period and other requirements are met by the underlying fund, the fund and the shareholders. If 95% or more of a fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Passive foreign investment companies are not qualified foreign corporations for this purpose.
A dividend that is attributable to qualified dividend income of a fund and that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became “ex-dividend” with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter. Dividends received by a fund from REITs generally do not qualify for treatment as qualified dividend income.
Certain dividends received by a fund, or attributable to dividends received by an underlying fund, from U.S. corporations (generally, dividends received by the fund or underlying fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately reported by the fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The applicable holding period requirements must also be satisfied by the fund and any underlying fund. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Any fund distribution (other than a dividend that is declared on a daily basis) will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any dividend distribution that is not declared daily may thus pay the full price for the shares then effectively receive a portion of the purchase price back as a taxable distribution.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if
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married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends are not taken into account for this purpose.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends (other than exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.
If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
Redemptions, sales and exchanges generally are taxable events for shareholders that are subject to tax. Redemptions, sales or exchanges of shares of Transamerica Government Money Market will not result in taxable gain or loss if that fund maintains a constant net asset value per share. In general, if shares of a fund other than Transamerica Government Money Market are redeemed, sold or exchanged, the shareholder will recognize a capital gain or loss equal to the difference between the proceeds of the redemption or sale or the value of the shares exchanged and the shareholder’s adjusted basis in the shares redeemed, sold or exchanged. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the redemption, sale or exchange of shares if the disposed of shares are replaced (including replacement by shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the redemption, sale or exchange of such shares. Should the replacement of such shares fall within this 61-day period, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
None of the Asset Allocation funds (each, a “Fund of Funds”) will be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. A Fund of Funds’ redemptions and sales of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause the Fund of Funds to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund of Funds. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to a Fund of Funds and therefore may not be offset by any short-term capital losses incurred by that Fund of Funds. Thus, a Fund of Funds’ short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for reduced U.S. federal income tax rates for noncorporate shareholders, as discussed above. As a result of these factors, the use of the fund-of-funds structure by the Funds of Funds could adversely affect the amount, timing and character of distributions to their shareholders.
The funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If at least 50% of a fund’s total assets at the close of each quarter of a taxable year consist of interests in other RICs, the fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the fund for that taxable year. If the fund so elects, its shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not,
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however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their AMT liability.
If a fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a fund or other RICs in which the fund invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a fund does make the election, it will provide required tax information to shareholders. The funds generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if a fund or an underlying fund receives a refund of foreign taxes paid in respect of a prior year, the value of the fund’s shares or the value of the underlying fund shares, as applicable, or any foreign tax credits or deductions passed through to shareholders in respect of the foreign taxes for the current year could be reduced.
The following paragraphs are intended to disclose risks of investments that certain funds may make directly and that the Funds of Funds may make indirectly, through underlying funds. Thus, references in the following paragraphs to one or more “funds” should be read to include, as applicable, references to one or more “underlying funds.”
Master Limited Partnerships: A fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes. An MLP is an entity treated as a partnership under the Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. An entity that is treated as a partnership for federal income tax purposes generally is not itself subject to federal income tax. Instead, each partner in the partnership is generally required to take into account its distributive share of items of the partnership’s income, gain, loss, deduction, and credit for each taxable year substantially as though such items had been realized directly by the partner and without regard to whether the partnership distributes any amount to its partners. To qualify for that treatment, an MLP must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. If it does not so qualify, it will generally be subject to tax as a corporation, and there could be a material decrease in the value of its securities.
Depreciation or other cost recovery deductions passed through to a fund from any investments in MLPs in a given year will generally reduce that fund’s taxable income, but those deductions may be recaptured in that fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to fund shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund recognizing recapture income at the time the deductions were taken by that fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a fund may need to liquidate investments, which may lead to additional recapture income.
Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” A fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and shareholders will not be able to claim such a deduction in respect of fund dividends attributable to any such income.
Passive Foreign Investment Companies: Certain funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) at least 50% of its assets (generally computed based on average fair market value) held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold,
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potentially resulting in additional taxable gain or loss to the fund. Under proposed Treasury Regulations, certain income derived by a fund for a taxable year from a PFIC with respect to which the fund has made a qualified electing fund election would generally constitute qualifying income for purposes of the 90% test described above, only to the extent the PFIC makes distributions in respect of that income to the fund for that taxable year.
A fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. In order for a fund making this election to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.
Controlled Foreign Corporations: If a sufficient percentage of the interests in a foreign issuer are held by a fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the fund, in which case the fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. Under proposed Treasury Regulations, certain income derived by a fund from a CFC for a taxable year would generally constitute qualifying income only to the extent the CFC makes distributions in respect of that income to the fund for that taxable year. In addition, some fund gains on the disposition of interests in such an issuer may be treated as ordinary income. A fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.
Options, Futures and Forward Contracts and Swap Agreements: Certain options, futures contracts, and forward contracts in which a fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.
A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been promulgated, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the IRS might not accept such treatment. If it did not, the status of a fund as a RIC might be affected.
The requirements applicable to a fund’s qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the rate of tax applicable to ordinary income.
Original Issue Discount: If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects or is otherwise required to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be
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prior to the receipt of the corresponding cash payments. However, each fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including any such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.
Constructive Sales: The constructive sale rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.
Real Estate Investment Trusts (REITs): Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified REIT dividends.” A fund will not be able to claim such a deduction in respect of any REIT dividends it receives, and shareholders will not be able to claim such a deduction in respect of fund dividends attributable to any REIT dividends.
Foreign Currency Transactions: Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss. Some of the funds have elected, or may elect, to treat this foreign currency income as capital gain or capital loss.
Backup Withholding: Each fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares (except for proceeds of redemptions of shares in Transamerica Government Money Market), paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
Cost Basis: Each fund (other than Transamerica Government Money Market) will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, each fund (other than Transamerica Government Money Market) will also report basis and acquisition date information in those shares and the character of any gain or loss that the shareholder realizes on the sale or exchange (i.e., short-term or long-term). If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares in the same account when the shares were at different prices), the fund or the shareholder’s Service Agent (banks, broker-dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund), as applicable, will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The funds’ default method for calculating basis will be the average cost method. A shareholder may elect, on an account-by-account basis, to use a method other than average cost by following procedures established by the fund or the shareholder’s Service Agent, as applicable. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder elects to use a different method of basis calculation, the application of that method will depend on whether shares in an account have already been sold or exchanged. For information regarding available methods for calculating cost basis and procedures for electing a method other than the average cost method, shareholders who hold their shares directly with a fund may call the fund at 1-888-233-4339 Monday through Friday between 8:00 a.m. and 7:00 p.m. (Eastern Time). Shareholders who hold shares through a Service Agent should contact the Service Agent for information concerning the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average cost method or electing another method of basis calculation.
Taxation of Non-U.S. Shareholders: Dividends from net investment income that are paid to a shareholder who, as to the U.S., is a nonresident alien individual, a foreign corporation or a foreign estate or foreign trust (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the U.S. and the shareholder’s country of residence. Dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the distributing fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of a fund for the taxable
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year over its net long-term capital loss, if any. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is “effectively connected with the shareholder’s conduct of a trade or business within the U.S.” and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax described in this paragraph.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Foreign shareholders are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and requiring non-U.S. shareholders to file nonresident U.S. income tax returns.
The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.
Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.
Financial Statements
The audited financial statements and financial highlights for the funds as of October 31, 2017 have been filed with the SEC as part of the annual report of the funds on January 5, 2018 (SEC Accession #0001193125-18-004094), and are hereby incorporated by reference into this SAI.
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Appendix A – Proxy Voting Policies
Aegon USA Investment Management, LLC
Compliance Manual Securities Voting Policy
Section 1: Introduction
1.01: Rule References
Aegon USA Investment Management, LLC (“AUIM”) hereby adopts this Proxy Voting Policy (“Policy”) pursuant to Rules 206(4)-6 and 206(4)-7 of the Investment Advisers Act of 1940 to reasonably ensure that it votes Proxies and other securities actions (“Proxies”) in its clients' best interests.
Specifically, Rule 206(4)-6 requires each registered investment adviser that exercises securities voting (“Proxy Voting”) authority with respect to client securities to: a. Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process; b. Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and c. Describe to clients the adviser’s Proxy Voting Policy and Guidelines and, upon request, furnish a copy of the policies and procedures.
AUIM is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including Proxy Voting. The duty of care generally requires AUIM to monitor corporate events and to vote Proxies, unless a client has agreed otherwise.
This Policy is also designed to comply with the books and records requirements prescribed in Rule 204-2(c)(2).
1.02: Policy Owner(s)
AUIM’s Chief Investment Officer (“CIO”) or his designee is primarily responsible for administering and enforcing this Policy. The CIO may delegate certain policy responsibilities to other employees, including asset specialists, acting individually or collectively, for whom he shall retain supervision and oversight. The Chief Compliance Officer (“CCO”) and/or his designees (collectively referred to as “Compliance” or the “Compliance team”) shall provide policy administration, support, and monitoring.
AUIM managers, officers, employees, or other persons (collectively, “Employees”) who exercise Proxy Voting authority must vote client securities in accordance with this Policy and in the clients’ best interests.
Section 2: Proxy Voting General Principles
AUIM recognizes and adheres to the principle that one of its fiduciary duties associated with owning a security is exercising the right to vote in the election of the company’s directors and on matters affecting the company’s structure and operations. AUIM endeavours to vote client securities in the best interest of its clients. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented. AUIM’s seeks to vote Proxies in a manner consistent with its fiduciary obligations and other contractual responsibilities.
Section 3: Proxy Voting Responsibilities
AUIM votes on behalf of all client accounts for which it has the requisite discretionary authority except for situations in which any client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote its own securities. Clients may also ask AUIM to vote their securities in accordance with specific guidelines furnished by the client, in which case AUIM will vote such securities within the client’s guidelines.
AUIM primarily manages client portfolios of debt securities. For most fixed income clients, the issues for which AUIM votes fixed income securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations. Because these and related fixed income issues are generally unique to each particular borrower and relevant fact situation, they do not lend themselves to broad characterization that can be addressed by standard Proxy Voting guidelines.
AUIM also votes Proxies related to equity securities in client portfolios. AUIM’s fixed income clients may occasionally receive equity interests resulting from the restructuring of debt security investments or in other special situations. AUIM also votes Proxies on the equity securities of exchange-traded funds (“ETFs”) held in portfolios of mutual funds that it sub-advises. Routine proxy matters associated with equity securities (including but not limited to electing board of directors, selecting auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation) are typically voted in accordance with its Equity Proxy Voting Guidelines (“Guidelines”) (see Appendix A). These Guidelines provide a roadmap for arriving at voting decisions on common or routine matters; they are not designed to be exhaustive or to address non-routine matters that may be raised in Proxy ballots or other voting opportunities. To the extent relevant and appropriate, AUIM may consider these Guidelines when voting client debt securities.
Section 4: Proxy Voting Policies
4.01: Proxy Voting Responsibilities
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AUIM will use its best efforts to vote all client Proxies. There may be instances (e.g., when client securities have been loaned) that at the time the vote is due circumstances exist that impact or prevent AUIM’s ability to vote client Proxies.
Notwithstanding the foregoing, in some situations, AUIM may determine that it is in the client’s best interest to abstain from voting Proxies. Accordingly, where AUIM believes the cost of voting Proxies outweighs the benefits of doing so, it will generally abstain. For example, AUIM will generally abstain from voting Proxies on international securities where personal appearance is required, or where it does not have sufficient information to vote the Proxy, and the cost or administrative burden of obtaining such information is not commensurate with the reasonably foreseeable impact of the matter being voted upon in the Proxy.
4.02: Use of an Independent Third Party
Because of the expertise of its staff with the issues upon which it votes client debt securities, AUIM will not generally seek the services of a qualified independent third party (“Independent Third Party”) to provide guidance on such matters.
AUIM will generally research and cast Proxy Votes based on its own Policy and Guidelines. In instances deemed appropriate by the CIO, particularly when AUIM has a material conflict of interest, or when AUIM lacks sufficient knowledge or resources, it may engage an Independent Third Party to, among other things, provide Proxy research and/or to make recommendations. When AUIM considers the research or recommendations provided by an Independent Third Party, it retains all Proxy Voting responsibilities.
4.03: ERISA Accounts
Where client accounts are governed by ERISA, AUIM shall vote all Proxies unless the ERISA Plan documents (e.g., Plan, Trust, etc.) explicitly provide that AUIM is not to vote Proxies and/or another Plan fiduciary or the trustee retains Proxy Voting authority.
Section 5: Proxy Voting Procedures
5.01: Annual Proxy Policies and Guidelines Approval
At least annually, the Securities Voting Committee (“Committee”) shall review and approve this Policy and any related Proxy Voting Guidelines. The Committee may seek and/or rely on the advice from counsel or other qualified internal and/or external sources. Any interim changes to the Guidelines shall be pre-approved by the Committee.
The Committee shall also approve any changes to this Policy.
The Guidelines shall be distributed to Employees authorized to vote Proxies following any substantive changes approved by the Committee. Newly appointed or authorized Employees shall receive the Guidelines promptly (generally within ten days) following their appointment.
5.02: Operational Considerations
AUIM shall take reasonable efforts to ensure that all accounts where it has Proxy Voting responsibility are properly established and maintained in order for it to carry out these responsibilities. Furthermore, AUIM shall maintain controls reasonably designed to ensure that all applicable Proxies are received, considered, and votes cast in accordance with this Policy and/or related Guidelines. AUIM shall monitor and periodically report to the Committee on all votes cast and regarding any missed votes.
5.03: Voting Proxies
Authorized Employees identified in AUIM’s trading resolutions have the authority to vote client Proxies. The asset specialist of the strategy involved shall approve all Proxy Votes and is responsible for ensuring all votes are made in accordance with this Policy and/or the Guidelines.
The asset specialist may request Proxy Voting advice or recommendations from a credit analyst. The asset specialist shall determine how to vote the proxy and shall communicate the final vote to the trading assistant, who will cast the vote. The trading assistant shall retain documentation of the votes cast and all other relevant supporting documentation.
5.04: Non-Routine Equity Proxy Matters
For all equity Proxy voting matters that fall outside of the Guidelines, the asset specialist may prescribe the appropriate vote by following the standards generally used to vote fixed income securities. The asset specialist should seek assistance or approval from the Committee, as s/he deems appropriate. Any non-routine Proxy voting matters that involve a conflict of interest must follow the standards set forth in this Policy. All non-routine equity Proxy votes must be routinely reported to and ratified by the Committee.
5.05: Proxies Where AUIM Has a Material Conflict of Interest
In fulfilling its Proxy voting responsibilities, AUIM may face conflicts of interest. Conflicts include any position or interest, financial or otherwise, which causes a division in or impairs AUIM’s independence or judgment concerning how to vote Proxies in the clients’ best interests. A material conflict of interest may arise between the self-interest of the firm, an Employee, the Committee, and AUIM’s clients.
The Asset Specialist, with assistance from the CCO and others as mandated, will consider whether AUIM is subject to any conflicts of interest in connection with a Proxy Vote. Employees must notify the CCO and the Committee if they are aware of any conflict of interest associated with a Proxy Vote. It is not possible to anticipate all conflicts of interest that could arise in connection with Proxy Voting. The following examples are meant to help Employees identify potential conflicts: a. AUIM or an affiliate has a financial interest in the outcome of a proxy vote, such as when AUIM is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to it or its affiliates; b. An issuer or some other third-party offers AUIM or an Employee compensation in exchange for voting a proxy in a particular way; and c. An
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Employee, or a member of an Employee’s household, has a personal or business relationship with an issuer and AUIM receives a proxy solicitation from that issuer. AUIM recognizes the potential for conflicts that may arise between its own interests and those of its clients. To address these concerns, AUIM, as advised by the Committee, will generally take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:
a. Obtain a review from AUIM’s General Counsel regarding determination of a conflict;
b. Obtain the guidance from the client(s) whose account(s) is/are involved in the conflict;
c. Vote Proxies in accordance with the recommendation of an Independent Third Party; or
d. Vote in strict accordance with its Guidelines.
5.06: Proxy Overrides
For those Proxies where AUIM overrides its Guidelines, the Asset Specialist shall document the reasons for the override and report such overrides to the committee quarterly.
Section 6: Proxy Voting Reports
AUIM shall provide, upon client request and at no cost: a. A description of its Proxy Voting Policy and Guidelines (this may be included in the Brochure); b. A copy of this Policy; and/or c. Information regarding how AUIM voted its Proxies.
Section 7: Proxy Voting Monitoring and Oversight
7.01: Committee Oversight
On at least a quarterly basis, the Committee shall review and ratify, as needed: a. A summary of Proxies voted; b. The reasons for Proxies that were not voted; c. Non-routine equity Proxies voted; d. Override votes; and e. Votes involving a conflict of interest and the actions taken to mitigate the conflicts.
On an annual basis, the Committee shall review and approve the Proxy Voting Policy and Equity Securities Voting Policy Guidelines.
7.02: Monitoring and Testing
Compliance may conduct periodic testing and/or surveillance of AUIM’s Proxy Voting activities. Issues, at the Compliance team’s discretion, may be escalated to the CIO, the Committee, and/or to the Risk and Control Committee
Section 8: Books and Records
In accordance with Rule 204-2(c)(2), AUIM must retain: a. Its Proxy Voting Policy and Guidelines; b. Proxy statements received; c. Records of votes; d. Records of client requests on how the Proxies were voted; and e. Any documents prepared by AUIM that were material to making a decision on how to vote or that memorialized the basis for the decision (e.g., Committee meeting minutes).
All documents must be kept for no less than six years.
It is required by Rule 204-2 of the Investment Advisers Act that a copy of each proxy cast by AUIM on behalf of a client be maintained along with all proxy statements received, whether voted or not.
Aegon USA Investment Management, LLC
Appendix A
Equity Securities Voting Policy Guidelines
The following is a concise summary of AUIM’s securities voting policy guidelines.
1. Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent,
•	Fees for non-audit services are non-standard, or
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any non-audit fees or other potential auditor conflicts.
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Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.
Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM’s definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.
4. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
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7. Reincorporation Proposals
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.
Vote on proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights on a CASE-BY-CASE basis.
Vote on proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain on a CASE-BY-CASE basis.
Dual-class Stock
Vote on proposals to create a new class of common stock with superior voting rights on a CASE-BY-CASE basis.
Vote on proposals to create a new class of nonvoting or subvoting common stock on a CASE-BY-CASE basis, reviewing in particular if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.
Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
Management Proposals Seeking Approval to Reprice Options
Vote AGAINST proposals by management seeking approval to reprice options.
Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.
Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
10. Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.
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AJO, LP
OVERVIEW
AJO, LP (AJO) exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client's investment management agreement; other clients retain this authority. In the case of ERISA accounts, AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.
Each client account is voted by the firm's Proxy Manager, and AJO's proxy voting is overseen by the firm's Proxy Oversight Committee. AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with AJO's fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.
AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. AJO's quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues, AJO will rely primarily on one or more independent third-party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services. AJO has procedures in place to ensure the advice we receive is impartial and in the best interests of our clients. AJO votes each proxy individually and on rare occasions we will not follow the third-party recommendation. AJO will only vote against the recommendation where it is in the portfolio's best interests to do so and where AJO has no material conflict of interest (see “Conflicts of Interest,” below).
AJO understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, AJO will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which AJO may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a proxy ballot is not received from the custodian bank; (ii) a meeting notice is received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if AJO votes a proxy, or where AJO is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective powers of attorney; (v) AJO holds shares on the record date but sells them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) AJO believes it is not in the best interest of the client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
In some foreign jurisdictions, even if AJO uses reasonable efforts to vote a proxy on behalf of its clients, such vote or proxy may be rejected because of (i) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (ii) changes in the process or agenda for the meeting by the issuer for which AJO does not have sufficient notice; or (iii) the exercise by the issuer of its discretion to reject the vote of AJO. In addition, despite the best efforts of AJO and its agents, there may be situations where AJO’s votes are not received, or are not properly tabulated, by an issuer or the issuer’s agent.
CONFLICTS OF INTEREST
Actual and potential conflicts of interest, including conflicts of interest of our third party proxy service, are monitored by AJO's Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, we will vote the proxy in accordance with the recommendation of our proxy voting service, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing. If our primary proxy voting service has a conflict of interest that causes it to abstain from making a recommendation on the proxy, the Committee will determine how to vote the proxy. In making this determination the Committee may use the guidelines issued by our proxy voting service for similar proxy issues or may seek the recommendation of a secondary proxy voting service
RECORD-KEEPING
AJO will maintain all required proxy voting records for six years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third-party service providers or by relying on records available on EDGAR, the SEC's online document filing and retention system.
VOTE DISCLOSURE
Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215.546.7500.
AJO treats proxy votes as the property of the client and will generally not disclose proxy votes to third parties. AJO may be required by law or regulation to report or disclose to the SEC or to other regulatory bodies how AJO votes on certain proxy issues. Such disclosure may become publicly available.
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BlackRock Fund Advisors, BlackRock Financial Management, Inc., BlackRock Investment Management, LLC and BlackRock International, Ltd.
Summary of Proxy Voting Policy
BlackRock’s “Investment Stewardship Group” addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. BlackRock maintains oversight committees (“Investment Stewardship Committees”) comprising senior BlackRock investment professionals for the following regions: Americas; Europe; Middle East and Africa; Asia Pacific; and Global. The Investment Stewardship Committees review and approve amendments to BlackRock’s proxy voting guidelines (the “Guidelines”) and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Investment Stewardship Group to carry out engagement, voting, and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. In conjunction with portfolio managers, the Investment Stewardship Group engages companies in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Investment Stewardship Group, or vendors overseen by the Investment Stewardship Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Investment Stewardship Group has adopted policies and procedures to provide ongoing oversight of any vendors used to vote proxies in the best interest of clients. The Investment Stewardship Group will refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Investment Stewardship Committees for their review, discussion, and guidance prior to making a voting decision. EPOC oversees certain aspects of the Global Corporate Governance Committee and the Investment Stewardship Group’s activities.
BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.
BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.
A full listing of BlackRock’s proxy voting policies and guidelines can be found at www.blackrock.com.
Boston Advisors, LLC
Proxy Voting Policies and Procedures
April 2015
1. INTRODUCTION
Under the investment management contracts between Boston Advisors, LLC (“BA”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting. BA assumes responsibility for voting proxies when requested by a client and with respect to clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).
2. STATEMENTS OF POLICIES AND PROCEDURES
A. Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.
While retaining final authority to determine how each proxy is voted, BA has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the “Guidelines”) of Egan-Jones Proxy Services, a proxy research and consulting firm (“Egan-Jones”). Egan-Jones will track each proxy that BA is authorized to vote on behalf of our clients and will make a recommendation to management of BA as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BA, Egan-Jones will instruct Proxy-Edge, a proxy voting firm (“Proxy-Edge”) to vote on such matters on our behalf in accordance with its recommendations. BA will monitor the recommendations from Egan-Jones and may override specific recommendations or may modify the Guidelines in the future.
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We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client’s account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.
B. Conflicts of Interest. If there is determined to be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”) the matter shall be considered by management.
Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless BA management determines that neither BA nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).
If BA management determines that BA has a material conflict of interest then we shall vote the proxy according to the recommendation of Egan-Jones or, if applicable, the client’s proxy voting policies. BA management also reserves the right to vote a proxy using the following methods:
•	We may obtain instructions from the client on how to vote the proxy.
•	If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).
We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.
C. Limitations on Our Responsibilities.
1. Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.
2. Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.
3. Special Client Considerations.
•	a. Mutual Funds. We will vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.
•	b. ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.
•	c. Catholic Screened Accounts. Boston Advisors has engaged Egan Jones to vote proxies for certain Catholic screened accounts according to Catholic screens of the United States Conference of Catholic Bishops (“USCCB”). Catholic client accounts which are managed according to Catholic screens, which enumerate rules under which investments must be managed and invested through strategies that seek to avoid participation in certain harmful activities and promote the common good. The Egan Jones Catholic voting guidelines aim to vote proxies in a manner consistent with the USCCB investment guidelines, while promoting long-term shareholder value. For more information regarding the Catholic proxy voting policies and procedures, please see the Egan Jones Catholic Proxy Voting Principles, attached as an Exhibit to this policy.
4. Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client’s proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).
D. Disclosure. A client for which we are responsible for voting proxies may obtain information from us, via Egan-Jones and Proxy Edge records, regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.
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E. Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.
F. Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.
G. Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party, such as Egan-Jones or Proxy Edge to maintain certain records required to be maintained by the Advisers Act.
3. EGAN-JONES PROXY VOTING PRINCIPLES AND GUIDELINES
Attached as Appendix A and B are the Proxy Voting Principles and Guidelines of Egan-Jones Proxy Services, including the Catholic guidelines.
APPENDIX A
Introduction
Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:
•	the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission
•	revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules
•	corporate governance reforms and subsequent proposed rule filings made with the SEC by
•	The NASDAQ Stock Market, Inc. and resulting SEC rules
In general:
•	Directors should be accountable to shareholders, and management should be accountable to directors.
•	Information on the Company supplied to shareholders should be transparent.
•	Shareholders should be treated fairly and equitably according to the principle of one share, one vote.
Principles
A. Director independence
It is our view that:
•	A two-thirds majority of the Board should be comprised of independent directors.
•	Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.
•	When the Chairman of the Board also serves as the company’s Chief Executive Officer, the Board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.
•	Committees of the Board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.
•	No director should serve as a consultant or service provider to the Company.
•	Director compensation should be a combination of cash and stock in the company, with stock constituting a significant component.
In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:
•	should not have been employed by the Company or an affiliate within the previous five years;
•	should not be, and should not be affiliated with, a company that is an adviser or consultant to the Company or affiliate, or to a member of the Company’s senior management;
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•	should not be affiliated with a significant customer or supplier of the Company or affiliate;
•	should have no personal services contract with the Company or affiliate, or a member of senior management;
•	should not be affiliated with a not-for-profit organization that receives significant contributions from the Company or affiliate;
•	within the previous five years, should not have had any business relationship with the Company or affiliate which required disclosure in the Company’s Form 10-K;
•	should not be employed by a public company at which an executive officer of the Company serves as a director;
•	should not be a member of the immediate family of any person described above.
B. Board operating procedures
•	The Board should adopt a written statement of its governance principles, and regularly re-evaluate them.
•	Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.
•	The independent directors should be provided access to professional advisers of their own choice, independent of management.
•	The Board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.
•	Directors should have access to senior management through a designated liaison person.
•	The Board should periodically review its own size, and determine the appropriate size.
C. Requirements for individual directors
We recommend that:
•	The Board should provide guidelines for directors serving on several Boards addressing competing commitments.
•	The Board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the Board and of committees of the Board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.
D. Shareholder rights
•	A simple majority of shareholders should be able to amend the company’s bylaws, call special meetings, or act by written consent.
•	In the election of directors, there should be multiple nominees for each seat on the Board
•	“Greenmail” should be prohibited.
•	Shareholder approval should be required to enact or amend a “poison pill” (i.e.,“shareholder rights”) plan
•	Directors should be elected annually.
•	The Board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.
•	Shareholders should have effective access to the director nomination process.
Egan-Jones Proxy Voting Guidelines
Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld. Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.
Board of Directors
Election of Directors in Uncontested Elections
Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors' investment in the company, etc.
WITHHOLD votes for nominees who:are affiliated outside directors and sit on the Audit, Compensation, or Nominating committeesare inside directors and sit on the Audit, Compensation, or Nominating committeesare inside directors and the company does not have Audit, Compensation, or Nominating committeesattend less than 75 percent of the board and committee meetings. Participation by phone is
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acceptable.ignore a shareholder proposal that is approved by a majority of the shares outstandingignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive yearsfail to act on takeover offers where the majority of the shareholders have tendered their sharesimplement or renew a “dead-hand” or modified “dead-hand” poison pill sit on more than four boards
Separating Chairman and CEO
Case-by-case basis on shareholder proposals requiring that positions of chairman and CEO be held separately.
Independent Directors
FOR shareholder proposals asking that a two-thirds majority of directors be independent.
FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.
Case-by-case basis on proposals asking that the Chairman be independent.
Stock Ownership Requirements
AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.
Term Limits
AGAINST shareholder proposals to limit tenure of outside directors.
Age Limits
AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.
Director and Officer Indemnification and Liability
Case-by-case basis on director and officer indemnification and liability, using Delaware law as the standard.
AGAINST proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.
AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.
Charitable Contributions
AGAINST proposals regarding charitable contributions.
Proxy Contests (Contested Elections)
Election of Directors in Contested Elections
Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.
Reimburse Proxy Solicitation Expenses
Case-by-case basis for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.
Auditors
Ratifying Auditors
FOR proposals to ratify auditors, unless:Non-audit fees exceed 50% of total fees.
Auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
Proxy Contest Defenses
Classified Board vs. Annual Election
AGAINST proposals to classify the board.
FOR proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.
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Removal of Directors
AGAINST proposals that provide that directors may be removed only for cause.
FOR proposals to restore shareholder ability to remove directors with or without cause.
AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
FOR proposals that permit shareholders to elect directors to fill board vacancies.
Cumulative Voting
FOR proposals to eliminate cumulative voting.
Calling Special Meetings
AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Acting by Written Consent
AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
FOR proposals to allow or make easier shareholder action by written consent.
Altering Size of the Board
FOR proposals to fix the size of the board.
AGAINST proposals that give management the ability to alter size of the board without shareholder approval.
Tender Offer Defenses
“Poison Pills”
FOR shareholder proposals that ask the company to submit its “poison pill” for shareholder ratification.
Case-by-case basis for shareholder proposals to redeem a company's existing “poison pill.”
Case-by-case basis for management proposals to ratify a “poison pill.”
Fair Price Provisions
Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.
AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
“Greenmail”
FOR proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the company's ability to make “greenmail” payments.
Case-by-case basis for anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.
“Pale Greenmail”
Case-by-case basis for restructuring plans that involve the payment of pale greenmail.
Unequal Voting Rights
AGAINST dual-class exchange offers and dual-class recapitalizations.
Supermajority Requirement to Amend Charter or Bylaws
AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
Supermajority Requirement to Approve Mergers
AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
Placement of Equity with “White Squire”
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FOR shareholder proposals to require approval of “blank check preferred stock” issues for other than general corporate purposes.
Other Governance Proposals
Confidential Voting
FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
FOR management proposals to adopt confidential voting.
Equal Access
FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Bundled Proposals
Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders' best interests. FOR if the combined effect is positive.
Shareholder Advisory Committees
Case-by-case basis for establishing a shareholder advisory committee.
Capital Structure
Common Stock Authorization
Case-by case basis for increasing the number of shares of common stock authorized for issuance.
AGAINST increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.
Stock Distributions: Splits and Dividends
FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company’s returns to shareholders.
Reverse Stock Splits
FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.
Case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance.
Preferred Stock
AGAINST proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights
FOR proposals to create “blank check preferred stock” in cases when the company specifically states that the stock will not be used as a takeover defense.
FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.
Case-by-case basis on proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and company’s returns to shareholders.
“Blank Check Preferred Stock”
FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.
Adjustments to Par Value of Common Stock
FOR management proposals to reduce the par value of common stock.
Preemptive Rights
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Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the company and shareholder characteristics.
Debt Restructurings
Case-by-case basis on proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control
FOR proposals that facilitate debt restructurings except where signs of self-dealing exist.
Share Repurchase Programs
FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Tracking Stock
Case-by-case basis for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.
Compensation of Officers and Directors
Case-by-case basis for director and officer compensation plans.
Management Proposals Seeking Approval to Re-price Options
Case-by-case basis on management proposals seeking approval to re-price options.
Director Compensation
Case-by-case basis on stock-based plans for directors.
Employee Stock Purchase Plans
Case-by-case basis on employee stock purchase plans.
Amendments that Place a Maximum limit on Annual Grants or Amend Administrative Features
FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).
Amendments to Added Performance-Based Goals
FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
Amendments to Increase Shares and Retain Tax Deductions Under OBRA
Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).
Approval of Cash or Cash & Stock Bonus Plans
FOR cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.
Limits on Director and Officer Compensation
FOR shareholder proposals requiring additional disclosure of officer and director compensation.
Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.
“Golden Parachutes” and “Tin Parachutes”
FOR shareholder proposals to have “golden and tin parachutes” submitted for shareholder ratification.
Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”
Employee Stock Ownership Plans (ESOPs)
FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).
401(k) Employee Benefit Plans
FOR proposals to implement a 401(k) savings plan for employees.
State of Incorporation
State Takeover Statutes
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Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).
Reincorporation Proposals
Case-by-case basis on proposals to change the company's state of incorporation.
Business Combinations and Corporate Restructurings
Mergers and Acquisitions
Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.
Corporate Restructuring
Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.
Spin-offs
Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.
Asset Sales
Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.
Liquidations
Case-by-case basis on liquidations considering management's efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.
Appraisal Rights
FOR providing shareholders with appraisal rights.
Mutual Fund Proxies
Election of Directors
Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.
WITHHOLD votes for directors who:
are interested directors and sit on key board committees (Audit, Nominating or
Compensation committees)
are interested directors and the company does not have one or more of the following committees: Audit, Nominating or Compensation.
attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.
ignore a shareholder proposal that is approved by a majority of shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
sit on more than 10 fund boards
serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)
Converting Closed-end Fund to Open-end Fund
Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.
Investment Advisory Agreements
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Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.
New Classes or Series of Shares
FOR creating new classes or series of shares.
Preferred Stock Authorization
Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.
1940 Act Policies
Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.
Changing a Fundamental Restriction to a Non-fundamental Restriction
Case-by-case basis on changing fundamental restriction to non-fundamental restriction, considering fund's target investments, reasons for change, and projected impact on portfolio.
Changing Fundamental Investment Objective to Non-fundamental
AGAINST proposals to change the fund's fundamental investment objective to nonfundamental.
Name Rule Proposals
Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund's target market.
Disposition of Assets, Termination, Liquidation
Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, company's past performance, and terms of liquidation.
Charter Modification
Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.
Change of Domicile
Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.
Change in Sub-classification
Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.
Authorizing Board to Hire and Terminate Sub-advisors without Shareholder Approval
AGAINST authorizing the board to hire and terminate sub-advisors without shareholder approval
Distribution Agreements
Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor's reputation and past performance, and competitiveness of fund in industry.
Master-Feeder Structure
FOR establishment of a master-feeder structure.
Changes to Charter
Case-by-case basis for changes to the charter, considering degree of change implied by the proposal, resulting efficiencies, state of incorporation, and regulatory standards and implications.
Mergers
Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.
Shareholder Proposals
Independent Directors
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FOR shareholder proposals asking that a three-quarters majority of directors be independent.
FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.
For proposals asking that the Chairman be independent.
Establish Director Ownership Requirement
AGAINST establishing a director ownership requirement.
Reimbursement of Shareholder for Expenses Incurred
Case-by-case basis for reimbursing proxy solicitation expenses.
FOR reimbursing proxy solicitation expenses in cases where EGAN-JONES recommends in favor of the dissidents.
Terminate the Investment Advisor
Case-by-case basis for terminating the investment advisor, considering fund’s performance and history of shareholder relations.
Social Issues
Energy and Environment
AGAINST on proposals that request companies to follow the CERES Principles.
FOR reports that seek additional information, particularly when it appears company has not adequately addressed shareholders' environmental concerns.
South Africa
AGAINST on proposals related to South Africa.
FOR reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.
Northern Ireland
AGAINST on proposals related to the MacBride Principles.
FOR reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears company has not adequately addressed shareholder concerns.
Military Business
AGAINST on defense issue proposals.
FOR reports that seek additional information on military related operations, particularly when company has been unresponsive to shareholder requests.
Maquiladora Standards and International Operations Policies
AGAINST on proposals relating to the Maquiladora Standards and international operating policies.
FOR reports on international operating policy issues, particularly when it appears company has not adequately addressed shareholder concerns.
World Debt Crisis
AGAINST on proposals dealing with Third World debt.
FOR reports on Third World debt issues, particularly when it appears company has not adequately addressed shareholder concerns.
Equal Employment Opportunity and Discrimination
AGAINST on proposals regarding equal employment opportunities and discrimination.
FOR reports that seek additional information about affirmative action efforts, particularly when it appears company has been unresponsive to shareholder requests.
Animal Rights
AGAINST on proposals that deal with animal rights.
Product Integrity and Marketing
AGAINST on ceasing production of socially questionable products.
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FOR reports that seek additional information regarding product integrity and marketing issues, particularly when it appears companies have been unresponsive to shareholder requests.
Human Resources Issues
AGAINST on proposals regarding human resources issues.
FOR reports that seek additional information regarding human resources issues, particularly when it appears companies have been unresponsive to shareholder requests.
APPENDIX B
Our principles and guidelines comply with the principles of the United States Conference of Catholic Bishops (“USCCB”). Catholic client accounts are governed by the Principles for USCCB Investments, which enumerate rules under which investments must be managed and invested through strategies that seek to avoid participation in harmful activities, to use the role of stockholder for social stewardship, and to promote the common good.
Egan-Jones Proxy Services Catholic Voting Guidelines aim to promote long-term shareholder value, aiming at generating a reasonable rate of return and operating in a fiscally sound, responsible and accountable manner, while emphasizing faithful, competent, and socially responsible stewardship. Thus, our guidelines, like the principles of the USCCB upon which they are based, address issues that affect long-term shareholder value, while considering workplace issues that may have an impact on long-term economic best interests of participants and beneficiaries, including corporate polices that affect job security and wage levels of plan participants, corporate policies that affect local economic development and stability, corporate responsibility to employees and communities in which a company operates, and workplace and environmental safety and health issues.
Introduction
Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:
•	the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission
•	revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules
•	corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules
In general:
•	Directors should be accountable to shareholders, and management should be accountable to directors.
•	Information on the Company supplied to shareholders should be transparent.
•	Shareholders should be treated fairly and equitably according to the principle of one share, one vote.
Principles
A. Director independence
It is our view that:
•	A two-thirds majority of the Board should be comprised of independent directors.
•	Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.
•	The Chairman of the Board should be an independent director (i.e., he or she should not also be the Chief Executive Officer
•	When the Chairman of the Board also serves as the Company’s Chief Executive Officer, the Board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.
•	Committees of the Board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.
•	No director should serve as a consultant or service provider to the Company.
•	Director compensation should be a combination of cash and stock in the Company, with stock constituting a significant component.
In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:
•	should not have been employed by the Company or an affiliate within the previous five years;
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•	should have no services contract regarding such matters as aircraft rental contract, real property lease or similar contract with the Company or affiliate, or with a member of the Company’s senior management or provide legal or consulting services to the Company within the previous three years;
•	should not be employed by a public company at which an executive of the Company serves as a director, and therefore be part of an interlocking relationship;
•	should not be a member of the immediate family (spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone other than domestic employees who share such a person’s home) of any person described above but
•	a director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation (base salary plus cash bonus) from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.
•	a director who is an executive officer or employee, or whose immediate family member is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (other than a utility) or non-profit organization that makes payments to, or receives payments from, the Company for property or services in an amount which, in any fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold. However, the existence of a credit agreement between a bank and the Company shall not affect the independence of a director who is an executive of that bank within the previous three years.
B. Board operating procedures
•	The Board should adopt a written statement of its governance principles, and regularly re-evaluate them.
•	Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.
•	The independent directors should be provided access to professional advisers of their own choice, independent of management.
•	The Board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.
•	Directors should have access to senior management through a designated liaison person.
•	The Board should periodically review its own size, and determine the appropriate size.
C. Requirements for individual directors
We recommend that:
•	The Board should provide guidelines for directors serving on several Boards addressing competing commitments.
•	The Board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the Board and of committees of the Board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.
D. Shareholder rights
•	A simple majority of shareholders should be able to amend the Company’s bylaws, call special meetings, or act by written consent.
•	In the election of directors, there should be multiple nominees for each seat on the Board
•	“Greenmail” should be prohibited.
•	Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan
•	Directors should be elected annually.
•	The Board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.
•	Shareholders should have effective access to the director nomination process.
Egan-Jones Catholic Proxy Voting Guidelines
Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.
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Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.
Board of Directors
Election of Directors in Uncontested Elections
Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors' investment in the Company, etc.
WITHHOLD votes for nominees who: are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees are inside directors and sit on the Audit, Compensation, or Nominating committees are inside directors and the Company does not have Audit, Compensation, or Nominating committees attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable. ignore a shareholder proposal that is approved by a majority of the shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years fail to act on takeover offers where the majority of the shareholders have tendered their shares implement or renew a “dead-hand” or modified “dead-hand” poison pill sit on more than six other boards serve as both Chairman and CEO, or serve as Chairman and were formerly CEO serve as Chairman but are not independentsit on the existing board, which has failed to respond adequately to a say-on-pay vote in which the majority of votes cast voted AGAINST. sit on the existing board, which has implemented a less frequent say-on-pay vote than the frequency option which received a majority of votes cast in the previous frequency vote.
In cases in which an issuer has engaged in the practice commonly referred to as “options backdating,” Egan-Jones may recommend that votes be withheld from nominees serving on the issuer’s compensation committee, the issuer’s entire board of directors, and/or its chief executive officer. Such recommendations will be made on a case-by-case basis, taking into consideration such matters as intent of the individuals involved, scope and timing of the practice, significance of financial restatement required, and corrective action taken.
Furthermore, we may recommend withholding votes from either members of an issuer’s compensation committee, its entire board of directors and/or its chief executive officer where the issuer has engaged in what we judge to be other unsatisfactory compensation practices. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the issuer.
FOR responsible shareholder proposals calling for the Company to name as directors only those who receive a majority of shareholder votes.
FOR proposals requesting that the Company seek more women, minority group members, and employee shareholders for service as directors.
Separating Chairman and CEO
FOR shareholder proposals requiring that positions of chairman and CEO be held separately.
Independent Directors
FOR shareholder proposals asking that a two-thirds majority of directors be independent.
FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.
FOR proposals asking that the Chairman be independent.
Stock Ownership Requirements
AGAINST shareholder proposals requiring directors to own a minimum amount of Company stock in order to qualify as a director or to remain on the board.
Term Limits
AGAINST shareholder proposals to limit tenure of outside directors.
Age Limits
AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.
Director and Officer Indemnification and Liability
Case-by-case basis on management proposals regarding director and officer indemnification and liability, using Delaware law as the standard.
AGAINST management proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.
AGAINST management indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
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FOR only those management proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the Company, and (2) only if the director's legal expenses would be covered.
Charitable Contributions
AGAINST shareholder proposals regarding charitable contributions except FOR proposals requesting information on such contributions.
Political Contributions
FOR shareholder proposals regarding greater disclosure of political contributions.
FOR shareholder proposals seeking political contribution guidelines and reporting procedures.
Lobbying Expenditures
FOR shareholder proposals for disclosure of lobbying expenditures.
Proxy Contests (Contested Elections)
Election of Directors in Contested Elections
Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.
Reimbursement of Shareholders for Expenses Incurred
FOR responsible shareholder proposals advocating establishment of procedures for reimbursement of solicitation expenses incurred by a dissident stockholder or group of stockholders in a contested elections of directors.
Auditors
Ratifying Auditors
FOR proposals to ratify auditors, unless:
Non-audit fees exceed 50% of total fees.
Auditor has a financial interest in or association with the Company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the Company's financial position.
The Company has had the same auditor for eight or more years.
Proxy Contest Defenses
Classified Board vs. Annual Election
AGAINST management proposals to classify the board.
FOR shareholder proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.
Removal of Directors
AGAINST management proposals that provide that directors may be removed only for cause.
FOR shareholder proposals to restore shareholder ability to remove directors with or without cause.
AGAINST management proposals that provide that only continuing directors may elect replacements to fill board vacancies.
FOR shareholder proposals that permit shareholders to elect directors to fill board vacancies.
Cumulative Voting
AGAINST management proposals to eliminate cumulative voting.
FOR shareholder proposals to provide for cumulative voting.
Calling Special Meetings
AGAINST management proposals to restrict or prohibit shareholder ability to call special meetings.
FOR shareholder proposals that remove restrictions on the right of shareholders to act independently of management.
Acting by Written Consent
AGAINST management proposals to restrict or prohibit shareholder ability to take action by written consent.
FOR shareholder proposals to allow or make easier shareholder action by written consent.
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Altering Size of the Board
FOR management proposals to fix the size of the board.
AGAINST management proposals that give management the ability to alter size of the board without shareholder approval.
Tender Offer Defenses
“Poison Pills”
FOR shareholder proposals that ask the Company to submit its “poison pill” for shareholder ratification.
Case-by-case basis for shareholder proposals to redeem the Company's existing “poison pill.”
Case-by-case basis for management proposals to ratify a “poison pill.”
Fair Price Provisions
Case-by-case basis for management proposals favoring adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.
AGAINST management proposals for adopting fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
“Greenmail”
FOR shareholder proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the Company's ability to make “greenmail” payments.
Case-by-case basis for shareholder anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.
“Pale Greenmail”
Case-by-case basis for restructuring plans that involve the payment of pale greenmail.
Unequal Voting Rights
AGAINST dual-class exchange offers and dual-class recapitalizations.
Supermajority Requirement to Amend Charter or Bylaws
AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
Supermajority Requirement to Approve Mergers
AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
Placement of Equity with “White Squire”
FOR shareholder proposals to require approval of “blank check preferred stock” issues for other than general corporate purposes.
Other Governance Proposals
Exclusive Forum
AGAINST management proposals to restrict the venue for shareholder claims by adopting charter or bylaw provisions that seek to establish an exclusive judicial forum.
Confidential Voting
FOR shareholder proposals that request that the Company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
FOR management proposals to adopt confidential voting.
Equal Access
FOR shareholder proposals that would allow significant Company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
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Proxy Access
Case-by-case for binding shareholder proxy access proposals, considering ownership thresholds and the director percentage nominatable.
Bundled Proposals
Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders' best interests. FOR if the combined effect is positive.
Shareholder Advisory Committees
Case-by-case basis for shareholder proposals for establishing a shareholder advisory committee.
Capital Structure
Common Stock Authorization
AGAINST management proposals for increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.
FOR management proposals to increase the number of authorized shares of common stock in connection with a transaction that EGAN-JONES supports delineated in the same ballot.
Case-by-case basis on other such management proposals considering the specified purposes of the proposed increase, any explanation of risks to shareholders of failing to approve the request, potential dilution, and recent track record for using authorized shares, in which case judgment is applied to weigh such factors. Factors which are normally weighed in making such judgments include prior performance of the issuer, changes within the industry, relative performance in the industry, client preferences, and overall good corporate governance. In general, we view the authorization of additional common shares to be ordinary and necessary and in the best long-term interests of the issuer and its shareholders.
Stock Distributions: Splits and Dividends
FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and the Company’s returns to shareholders.
Reverse Stock Splits
FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.
Case-by-case basis on management proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance.
Preferred Stock
AGAINST management proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights
FOR management proposals to authorize preferred stock in cases where the Company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.
Case-by-case basis on management proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and Company’s returns to shareholders.
“Blank Check Preferred Stock”
FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.
FOR management proposals to create “blank check preferred stock” in cases when the Company specifically states that the stock will not be used as a takeover defense.
Adjustments to Par Value of Common Stock
FOR management proposals to reduce the par value of common stock.
Preemptive Rights
Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the Company and shareholder characteristics.
Debt Restructurings
Case-by-case basis on management proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control
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FOR management proposals that facilitate debt restructurings except where signs of self-dealing exist.
Share Repurchase Programs
FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Tracking Stock
Case-by-case basis for management proposals for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.
Compensation of Officers and Directors
Case-by-case basis for director and officer compensation plans but favoring performance-based alternatives to stock options, such as long-term incentive plans and performance-vesting restricted stock, and generally favoring responsible proposals calling for more use of performance-based equity in compensation plans. The term “performance-based equity” will not be interpreted to include conventional stock options, but will include such tools as indexed options, restricted stock, performance-contingent options, and premium-priced options.
Where stock options are used, FOR proposals for performance-based (i.e., indexed) stock options plans.
FOR compensation plans which maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value; are formulated to attract, retain, and motivate key employees long-term; and take into consideration linkage between pay and performance, performance goals, and the cost of equity-based plans.
AGAINST compensation plans involving “pay for failure,” such as excessively long contracts, guaranteed compensation, and excessive severance packages (see below).
AGAINST compensation plans providing inappropriate levels of compensation (exceeding market practice) to non-executive directors such that independence is not compromised in overseeing executive performance and compensation.
Focusing on companies that have underperformed peers over a sustained period, WITHHOLD on compensation committee members if the Company’s performance and CEO compensation are misaligned, the Company maintains poor compensation practices or the board is unresponsive to a majority of shareholders on compensation matters. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the Company.
Focusing on companies that have underperformed peers over a sustained period, AGAINST equity-based incentive plan proposals if the Company’s performance and CEO’s compensation are misaligned, the Company maintains poor compensation practices or the board is unresponsive to shareholders on compensation matters. This involves evaluating theperformance indexes in plans, goals and target awards, alignment with the issuers’ business strategy, whether or not goals appear to be challenging, peer group benchmarking, and mix of performance-based and non-performance-based compensation.
In the context of the entire plan, CASE-BY-CASE basis, applying judgment, for compensation plans of companies involving incentives that encourage excessive risk-taking without appropriate claw-back provisions, excessive perquisites, tax gross-ups, re-pricing or replacing of underwater stock options without prior shareholder approval , excessive severance payments without involuntary job loss or substantial diminution of duties. Factors which are normally weighed in making such judgments include prior performance of the Company, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance.
Advisory Votes on Executive Compensation (“Say-on-Pay”)
CASE-BY-CASE basis on advisory votes on executive compensation (“Say-on-Pay”), but normally FOR unless provisions violate above-described guidance regarding compensation/incentive plans and election of members of the compensation committee, in which case judgment is applied to weigh such facmaking such judgments include prior performance of the Company, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance.
Advisory Votes Regarding Frequency of Advisory Votes on Executive Compensation
FOR management proposals that recommend that advisory votes on compensation take place annually.
Normally FOR ANNUAL FREQENCY regardless of whether management recommends annual, biennial or triennial frequency.
AGAINST management proposals that recommend that advisory votes on executive compensation take place every two years or triennially.
Advisory Votes on Executive Compensation Tied to a Merger, Acquisition or Other Change in Control
AGAINST “golden parachutes” which are abusive, such as those that exceed 2.99 times annual compensation, contain tax gross-ups, or provide for accelerated vesting of equity awards, are triggered prior to completion of the transaction or if the payouts are not contingent on the executive’s termination
Management Proposals Seeking Approval to Re-price Options
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Case-by-case basis on management proposals seeking approval to re-price options.
Director Compensation
Case-by-case basis on stock-based plans for directors.
AGAINST shareholder proposals regarding advisory vote on directors’ compensation
Employee Stock Purchase Plans
Case-by-case basis on employee stock purchase plans.
Amendments that Place a Maximum limit on Annual Grants or Amend Administrative Features
FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).
Amendments to Added Performance-Based Goals
FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
Amendments to Increase Shares and Retain Tax Deductions Under OBRA
Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).
Approval of Cash or Cash & Stock Bonus Plans
FOR cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.
Limits on Director and Officer Compensation
FOR shareholder proposals requiring additional disclosure of officer and director compensation.
Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.
Retirement Benefits
FOR shareholder proposals seeking shareholder approval of any future extraordinary retirement benefits for senior executives, so long as subjecting them to such approval does not violate an existing employment agreement or vested pension benefit.
“Golden Parachutes” and “Tin Parachutes”
FOR shareholder proposals to have “golden and tin parachutes” submitted for shareholder ratification.
Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”
FOR shareholder proposals to limit severance pay in future employment agreements to no more than two times annual base salary plus bonus.
Employee Stock Ownership Plans (ESOPs)
FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).
401(k) Employee Benefit Plans
FOR proposals to implement a 401(k) savings plan for employees.
State of Incorporation
State Takeover Statutes
Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).
Reincorporation Proposals
Case-by-case basis on proposals to change the Company's state of incorporation.
Business Combinations and Corporate Restructurings
Mergers and Acquisitions
Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.
Corporate Restructuring
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Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.
Spin-offs
Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.
Asset Sales
Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.
Liquidations
Case-by-case basis on liquidations considering management's efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.
Appraisal Rights
FOR providing shareholders with appraisal rights.
Mutual Fund Proxies
Election of Directors
Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.
WITHHOLD votes for directors who:
are interested directors and sit on key board committees (Audit, Nominating or Compensation committees)
are interested directors and the Company does not have one or more of the following committees: Audit, Nominating or Compensation.
attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.
ignore a shareholder proposal that is approved by a majority of shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)
Converting Closed-end Fund to Open-end Fund
Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.
Investment Advisory Agreements
Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.
New Classes or Series of Shares
FOR creating new classes or series of shares.
Preferred Stock Authorization
Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.
1940 Act Policies
Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.
Changing a Fundamental Restriction to a Non-fundamental Restriction
Case-by-case basis on changing fundamental restriction to non-fundamental restriction, considering fund's target investments, reasons for change, and projected impact on portfolio.
Changing Fundamental Investment Objective to Non-fundamental
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AGAINST proposals to change the fund's fundamental investment objective to non-fundamental.
Name Rule Proposals
Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund's target market.
Disposition of Assets, Termination, Liquidation
Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, Company's past performance, and terms of liquidation.
Charter Modification
Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.
Change of Domicile
Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.
Change in Sub-classification
Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.
Authorizing Board to Hire and Terminate Sub-advisors without
Shareholder Approval
AGAINST authorizing the board to hire and terminate sub-advisors without shareholder approval
Distribution Agreements
Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor's reputation and past performance, and competitiveness of fund in industry.
Master-Feeder Structure
FOR establishment of a master-feeder structure.
Changes to Charter
Case-by-case basis for changes to the charter, considering degree of change implied by the proposal, resulting efficiencies, state of incorporation, and regulatory standards and implications.
Mergers
Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.
Miscellaneous Shareholder Proposals
Independent Directors
FOR shareholder proposals asking that a three-quarters majority of directors be independent.
FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.
For proposals asking that the Chairman be independent.
Establish Director Ownership Requirement
AGAINST establishing a director ownership requirement.
Reimbursement of Shareholder for Expenses Incurred
FOR responsible shareholder proposals advocating establishment of procedures for reimbursement of solicitation expenses incurred by a dissident stockholder or group of stockholders in a contested elections of directors.
Terminate the Investment Advisor
Case-by-case basis for terminating the investment advisor, considering fund’s performance and history of shareholder relations.
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Social Issues
FOR shareholder proposals on abortion-related issues when deemed appropriate.
FOR shareholder proposals forbidding scientific research on human fetuses or embryos that (1) results in the end of pre-natal human life; (2) makes use of tissue derived from abortions or other life-ending activities; or (3) violates the dignity of a developing person. Specific activities covered by the policy will include: 1. Embryonic stem cell research; 2. Fetal tissue research or stem cell research derived from embryos; and 3. Human cloning.
FOR shareholder resolutions to promote responsible and family-oriented program content development by media companies.
FOR shareholder proposals to encourage companies to report on social, environmental, as well as financial, performance.
FOR shareholder proposals directed towards adoption of corporate social responsibility guidelines within companies.
Energy and Environment
FOR proposals that request that the Company follow the CERES Principles to encourage protection of the environment and the safety and health of employees.
FOR shareholder proposals which encourage corporations to act to preserve the planet's ecological heritage, addressing the rampant poverty in the poorest nations, redirecting development in terms of quality rather than quantity in the industrial world, and creating environmentally sensitive technologies.
FOR shareholder proposals to encourage policies and business that undertake reasonable and effective initiatives for energy conservation and the development of alternate renewable and clean energy resources and offering incentives to corporations to reduce greenhouse gas emissions and assistance to workers affected by those policies.
FOR reports that seek additional information, particularly when it appears Company has not adequately addressed shareholders' environmental concerns.
FOR proposals that request that the Board prepare, at reasonable expense and omitting proprietary information, a sustainability report.
Northern Ireland
FOR proposals related to the MacBride Principles.
FOR reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears the Company has not adequately addressed shareholder concerns.
Military Business
CASE-BY-CASE on defense issue proposals.
FOR shareholder proposals to limit weapons production, to limit foreign sales of weapons and to convert corporate capacity to non-military uses.
FOR reports that seek additional information on military related operations, particularly when the Company has been unresponsive to shareholder requests.
Maquiladora Standards and International Operations Policies
FOR proposals relating to the Maquiladora Standards and international operating policies.
FOR shareholder proposals to encourage efforts by companies to promote a respect for fundamental human rights, especially in those countries in which these companies operate that have documented practices that deny or violate the human rights of their citizens.
FOR shareholder proposals directed towards protecting and promoting human rights.
FOR reports on international operating policy issues, particularly when it appears the Company has not adequately addressed shareholder concerns.
World Debt Crisis
CASE-BY-CASE on proposals dealing with Third World debt.
FOR reports on Third World debt issues, particularly when it appears the Company has not adequately addressed shareholder concerns.
Equal Employment Opportunity and Discrimination
FOR proposals regarding equal employment opportunities and discrimination.
FOR shareholder proposals directed towards equal opportunities for minorities. FOR shareholder proposals to encourage the financial institutions where it deposits its resources to undertake programs and implement policies to secure an “outstanding” rating under the Community Reinvestment Act so as to insure fair and equal access to available credit.
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FOR shareholder proposals to prohibit depositing funds in a financial institution that receives less than a “satisfactory” rating from federal regulatory agencies under the act.
FOR shareholder resolutions directed towards making life-sustaining drugs more available and affordable to low-income communities and nations.
FOR reports that seek additional information about affirmative action efforts, particularly when it appears the Company has been unresponsive to shareholder requests.
Animal Rights
CASE-BY-CASE on proposals that deal with animal rights.
Product Integrity and Marketing
CASE-BY-CASE on ceasing production of socially questionable products.
FOR reports that seek additional information regarding product integrity and marketing issues, particularly when it appears companies have been unresponsive to shareholder requests.
Human Resources Issues
CASE-by-case on proposals regarding human resources issues.
FOR reports that seek additional information regarding human resources issues, particularly when it appears companies have been unresponsive to shareholder requests.
FOR proposals supporting adoption or enforcement of principles or codes related to global labor and human rights standards.
FOR shareholder proposals to promote generous wage and benefit policies and adequate worker safety guidelines.
FOR shareholder proposals directed towards avoiding the use of sweatshops in the manufacture of goods.
FOR shareholder proposals encouraging companies to provide sufficient wages, working conditions and other social benefits that enable their employees and families to meet basic human needs.
FOR shareholder proposals that promote corporate policies on equal pay and promotion opportunities for women, and accommodation of legitimate family needs. FOR shareholder proposals to promote the active participation of women in the life of the Company, particularly in terms of policy and decision-making, and inclusion in corporate leadership positions.
FOR shareholder proposals that address workplace issues that may have an impact on corporate performance, such as:
•	Corporate policies that affect job security and wage levels of plan participants
•	Corporate policies that affect local economic development and stability
•	Corporate responsibility to employees and communities
•	Workplace safety and health issues
Greystone Managed Investments Inc.
Introduction
Registered investment management companies cast proxy votes for the securities in their portfolios. Greystone’s pooled funds are shareholders in numerous corporations. As such, Greystone casts proxy votes on behalf of its pooled fund shareholders.
Greystone has engaged Institutional Shareholder Services (“ISS”) as its proxy management consultant. ISS assists Greystone in the process of fulfilling its fiduciary responsibilities concerning the voting of its clients’ proxy ballots.
Policy
Specifically, ISS provides the following services to Greystone regarding proxy voting:
•	Analyzes proxy resolutions and make voting recommendations to Greystone;
•	Executes the voting of ballots; and
•	Quarterly, collates reports that detail voting activity.
As a framework within which proxy resolutions are assessed, Greystone has adopted the extensive set of voting guidelines developed by ISS. Greystone believes that they provide an appropriate basis upon which to judge whether or not proxy proposals are in its clients’ best interests. As a final check before proxies are voted, the asset class teams review ISS’ recommendations to ensure that the ISS interpretation of the guidelines coincide with that of Greystone.
Two fundamental principles guide Greystone’s proxy voting on behalf of its clients’:
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•	Greystone supports resolutions that we believe will protect and enhance the economic welfare of shareholders.
•	Greystone supports measures to preserve and strengthen shareholders’ rights.
Application of these principles leads Greystone consistently to support some types of proposals, consistently to oppose others, and on many, to follow a case-by-case approach. In instances where we are unable to determine what is in shareholders’ best interest, Greystone abstains from voting on the issue.
In the event that Greystone opposes the decision made by ISS we have the right to not follow their recommendation. In these instances Greystone will document the reasoning for voting against the recommendation and it will be reported to the CCO who will then report to the Compliance Review Committee. Any votes contrary to ISS recommendations are reported to the UDP on a quarterly basis.
Jennison Associates LLC
Proxy Voting Policy Summary
I. Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.
Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.
II. Procedures
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.
The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client-Specific Voting Mandates
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.
The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
•	Jennison managing the pension plan of the issuer.
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•	Jennison or its affiliates have a material business relationship with the issuer.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer. When a potential conflict has been identified, the Proxy Team will work with the Investment Professional covering the issuer to complete a Proxy Voting for Conflicts Documentation Form. The Proxy Team is responsible for retaining completed Proxy Voting for Conflicts Documentation Forms.
Jennison’s Proxy Voting Committee will review the Proxy Voting for Conflicts Documentation Form and will consider any other relevant facts to determine if there is a conflict. If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines, then the voting decision must be reviewed and approved by the Chief Executive Officer and the Chief Compliance Officer prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.
III. Internal Controls
Supervisory Review
The Proxy Team periodically notifies each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides to confirm that they appear to have been made based on clients’ best interests, and that they were not influenced by any Material Conflict.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
•	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
•	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
•	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
•	Review all Guideline overrides.
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•	Review proxy voting reports to confirm that Jennison is following these Policies and Procedures.
•	Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services.
Equity Trade Management Oversight Committee (“ETMOC”)
The ETMOC reviews all Guideline overrides on a quarterly basis to ensure proper override procedures were followed. The ETMOC also reviews any changes to the Guidelines. The ETMOC is comprised of the Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, Chief Compliance Officer, Head of Trading and the Head of Large Cap Growth.
IV. Escalating Concerns
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V. Discipline and Sanctions
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.
J.P. Morgan Investment Management Inc.
Proxy Voting Procedures and Guidelines
Part I: JPMorgan Asset Management Global
Proxy Voting Procedures
A. Objective
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.1
These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.
B. Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.
C. The Proxy Voting Process
JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines

1 Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Fund’s proxy voting policies and not the policies of JPMAM. The Undiscovered Managers Behavioral Growth Fund, and Undiscovered Managers Behavioral Value Fund, the JPMorgan Access Growth Fund and the JPMorgan Access Balanced Fund vote proxies in accordance with the voting policies of their subadvisers other than J.P. Morgan Private Investments, Inc. and not the policies of JPMAM.
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and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.2
Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.
Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.
D. Material Conflicts of Interest
The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.
Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.
E. Escalation of Material Conflicts of Interest
When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy

2The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.
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Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.
Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:
•	removing certain JPMAM personnel from the proxy voting process;
•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.
The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.
F. Recordkeeping
JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:
•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;
•	a copy of each proxy statement received on behalf of JPMAM clients;
•	a record of each vote cast on behalf of JPMAM client holdings;
•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
•	a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.
It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.
Exhibit A
•	JPMorgan Chase Bank , NA
•	J.P. Morgan Asset Management (UK) Limited
•	J.P. Morgan Investment Management Inc.
•	JF Asset Management Limited
•	JF Asset Management (Singapore) Limited
•	JF International Management Inc.
•	J.P. Morgan Private Investments, Inc.
•	Security Capital Research & Management Incorporated
•	Bear Stearns Asset Management
Part II: Proxy Voting Guidelines
JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.
JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.
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Part II.A: North America Proxy Voting
1a. Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or
2)	adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
3)	are inside or affiliated outside directors and sit on the audit, compensation, or nominating Committees. For purposes of defining affiliation we will apply either the NYSE listing rule for companies listed on that exchange or the Nasdaq listing rule for all other companies; or
4)	ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or
5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or
6)	WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent. In the case of a controlled company, vote case-by case on the directors.
7)	WITHOLD from directors who are CEOs of publicly traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.
8)	WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.
9)	WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.
10)	WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.
We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.
1b. CEO Votes
Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.
1c. Proxy Access
2015
Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 5% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.
We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.
2. Proxy Contests
2a. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
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2b. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case by-case basis.
3. Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.
Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.
Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
4. Proxy Contest Defenses
4a. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
1)	Majority of board composed of independent directors,
2)	Nominating committee composed solely of independent directors,
3)	Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
4)	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5)	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6)	Absence of superior voting rights for one or more classes of stock,
7)	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8)	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
4b. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
4c. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
1)	Annually elected board,
2)	Majority of board composed of independent directors,
3)	Nominating committee composed solely of independent directors,
4)	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5)	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6)	Absence of superior voting rights for one or more classes of stock,
7)	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8)	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
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4d. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
4e. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
We generally vote against proposals to allow or facilitate shareholder action by written consent.
4f. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
5. Tender Offer Defenses
5a. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.
If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
5b. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
5c. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
5d. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.
5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
5f. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
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6. Miscellaneous Board Provisions
6a. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:
•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1)	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2)	Serves as liaison between the chairman and the independent directors,
(3)	Approves information sent to the board,
(4)	Approves meeting agendas for the board,
(5)	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6)	Has the authority to call meetings of the independent directors, and
(7)	If requested by major shareholders, ensures that he is available for consultation and direct communication;
•	2/3 of independent board;
•	All-independent key committees;
•	Committee chairpersons nominated by the independent directors;
•	CEO performance is reviewed annually by a committee of outside directors; and
•	Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
6b. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).
6c. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.
Generally vote for shareholder proposals asking for a 2/3 independent board.
6d. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable. We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.
6e. Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.
6f. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.
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6g. Board Composition
We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.
6h. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.
Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.
Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.
6i. Board Size
Vote for proposals to limit the size of the board to 15 members.
6j. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.
7. Miscellaneous Governance Provisions
7a. Independent Nominating Committee
Vote for the creation of an independent nominating committee.
7b. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
7c. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.
7d. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
7e. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
7f. Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.
7g. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.
7h. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.
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7i. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.
7j. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
7k.Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.
8. Capital Structure
8a. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.
8b. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
8c. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.
Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.
8d. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.
Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.
8e. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
8f. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.
8g. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:
•	Dilution – How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•	Change in Control – Will the transaction result in a change in control of the company?
•	Bankruptcy – Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
8h. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
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8i. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.
9. Execute and Director Compensation
9a. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.
Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.
9a. Stock-based Incentive Plans
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.
9b. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Code.
9c. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.
9d. Say on Pay – Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.
Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.
In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.
Say on Pay – Frequency
JPMAM will review compensation versus long/term performance on an annual basis.
9e. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.
Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.
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Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
9f. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.
9g. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution
9h. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.
9i. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.
9j. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.
9k. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
9l. Recoup Bonuses
Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
9m. Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.
10. Incorporation
10a. Reincoporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.
10b. Voting on State Takeover Statues
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
10c. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.
11. Mergers and Corporate Restructurings
11a. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
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11b. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.
11c. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.
11d. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
11e. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
11f. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
11g. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.
11h. Changing Corporate Name
Vote for changing the corporate name.
12. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. In evaluating how to vote proposals, we will consider how environmental and social issues affect the risks to which companies are exposed and how they impact the performance of those companies. In addition, we consider various factors including: the company’s current level of disclosure and the consistency of disclosure across its industry; existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level; if the proposed disclosure would result in unintended consequences such as creating a competitive disadvantage; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration
12a. Military Business
Vote case-by-case on defense issue proposals.
Vote case-by-case on disclosure reports that seek additional information on military-related operations.
12b. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.
Vote case-by-case on disclosure reports that seek additional information on company activities in this area.
12c. Promote Human Rights in China, Nigeria, the Sudan and Burma
Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.
Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.
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12d. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.
Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.
12e. Animal Rights
Vote case-by-case on proposals that deal with animal rights.
12f. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.
Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.
Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.
Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.
12g. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.
Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.
12h. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.
Vote case-by-case on disclosure reports that seek additional information regarding this issue.
12i. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.
12j. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.
Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.
13. Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.
14. Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.
What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•	a pending acquisition or sale of a substantial business;
•	financial results that are better or worse than recent trends would lead one to expect;
•	major management changes;
•	an increase or decrease in dividends;
•	calls or redemptions or other purchases of its securities by the company;
•	a stock split, dividend or other recapitalization; or
•	financial projections prepared by the Company or the Company's representatives.
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What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here's a term sheet for our restructuring. Will you vote to approve this?”
Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.
It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.
Merganser Capital Management, LLC
Proxy Voting
Policy – Proxy Voting
Adopted:
October 5, 2004
Amended:
January 3, 2011
January 22, 2009
November 16, 2006
Purpose:
The purpose of this policy is to ensure that proxies are voted in accordance with our clients’ best interests or instructions.
Background:
Rule 275.206(4)-6 of the IAA governs proxy voting by investment advisers. It requires advisers to implement written policies and procedures governing how they will vote proxies. It also requires them to disclose to clients, when requested, how they voted certain proxies and to furnish clients with a copy of the advisers’ policies and procedures on proxy voting.
Given the nature of fixed income securities, Merganser is rarely required to vote on proxies. The typical exception occurs with respect to Money Market Mutual Funds that are used as sweep vehicles by custodian banks.
Policy:
1. Merganser will notify the client giving them the opportunity to vote or instruct us how to vote their proxy. When a client specifically instructs Merganser not to contact them about proxies, Merganser will vote the proxy in a manner which in its best judgment reflects the client’s best economic interest and fosters good corporate governance. In other routine matters, Merganser will vote in accordance with management recommendations.
2. If requested, Merganser will offer our clients advice on proxy questions.
3. Merganser will facilitate the proxy voting so as to minimize the administrative burden on our clients. Therefore, for all Money Market Mutual Fund proxies, Compliance will vote to approve all auditor, director and legal counsel requests. If Merganser wishes to deviate from this, they shall notify the client of such decision.
4. If our contract assigns responsibility for proxy voting to the client or the client otherwise indicates a desire to vote proxies, Merganser will forward all materials to them for voting.
PROCEDURES:
1. Receipt of proxies
Upon receipt of proxy material, Merganser will date stamp the ballot and forward all material to the Compliance Department (“Compliance”). Compliance will log the receipt on the Proxy Voting Control sheet.
2. Review of proxy material
a. For all Money Market Mutual Fund proxies, Compliance will vote to approve all auditor, director and legal counsel requests.
b. For all non-Money Market Mutual Fund proxies, Compliance will review the material. Compliance will then forward a copy of the ballot and other material to the Portfolio Manager (“PM”) for review and recommendation(s). Compliance will offer the PM recommendations where appropriate.
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c. PM will review the proxy material and make recommendation(s) for the client’s consideration. The proxy material will be returned to Compliance with the PM’s recommendations.
3. Advising clients of our recommendations
a. Unless Merganser has been directed by the client to vote all proxies without consulting them, the Relationship Manager (“RM”) will contact the client with our recommendations on voting the proxy and offer the opportunity to instruct us otherwise.
b. RM will contact the client by telephone, letter or e-mail to review the proxy material and determine how the client wants to vote. If requested, the RM, with assistance of the PM, may offer advice to the client. A letter with copies of proxy documents will be sent to the client upon request.
4. Voting proxies
a.	The proxy material will be returned to Compliance for voting. The vote will be made via Internet whenever possible.
5. Recordkeeping
a.	A record of the vote, PM recommendations and any client correspondence will be filed in the client legal folder.
b.	Compliance will update the Proxy Voting Control sheet.
Quantum Capital Management
ACCEPTANCE OF PROXY VOTING AUTHORITY
POLICY
It is the Firm’s policy, where it has accepted responsibility to vote proxies on behalf a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. For clients that are subject to ERISA, it is the Firm’s policy to follow the provisions of any ERISA plan’s governing documents in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.
RESPONSIBILITY
Where the Firm has accepted responsibility to vote proxies on behalf of a particular client, the Chief Investment Officer is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by the Firm (the “Proxy Voting Guidelines”) and the Firm’s policies and procedures.
PROCEDURES
The Firm may vote client proxies where a client requests and the Firm accepts such responsibility, or in the case of an employee benefit plan, as defined by ERISA, where such responsibility has been properly delegated to, and assumed by, the Firm. In such circumstances the Firm will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. Absent special circumstances, which are further discussed below, all proxies will be voted consistent with the guidelines attached to the Compliance Manual on Exhibit E (“Proxy Voting Guidelines”) and the Firm’s policies and procedures. The Firm shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how the Firm voted their proxies when applicable. At any time, a client may contact the Firm to request information about how it voted proxies for their securities. It is generally the Firm’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.
The Firm’s Proxy Voting Committee will be responsible for monitoring corporate actions, making proxy voting decisions, and ensuring that proxies are submitted in a timely manner. The Proxy Voting Committee may delegate the responsibility to vote client proxies to one or more persons affiliated with the Firm (such person(s) together with the Proxy Voting Committee are hereafter collectively referred to as “Responsible Voting Parties”) consistent with the Proxy Voting Guidelines. Specifically, when the Firm receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either “for” or “against,” the proxy will be voted by one of the Responsible Voting Parties in accordance with the Firm’s Proxy Voting Guidelines. When the Firm receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Proxy Voting Committee, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.
It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Proxy Voting Committee, it is determined that such action is in the best interest of the Firm’s clients. In the exercise of such discretion, the Proxy Voting Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.
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The Responsible Voting Parties will document the rationale for all proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of the Firm’s recordkeeping process. In performing its responsibilities, the Proxy Voting Committee may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel, and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies are made by the Proxy Voting Committee.
ERISA Plans
Plans managed by the Firm governed by ERISA shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where the Firm has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.
The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.
Conflicts of Interest
The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.
If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. The Firm will take the following steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict:
•	Where the Proxy Voting Guidelines outline the Firm’s voting position, as either “for” or “against” such proxy proposal, voting will be accordance with the its Proxy Voting Guidelines.
Where the Proxy Voting Guidelines outline the Firm’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:
•	Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or
•	Provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.
Third Party Delegation
The Firm delegates to a non-affiliated third party vendor with the responsibility to review proxy proposals and make voting recommendations to the Firm. The Chief Investment Officer will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Committee.
Mutual Funds
In the event that the Firm acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund.
Special Circumstances
The Firm may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed the Firm that they wish to retain the right to vote the proxy; (ii) where the Firm deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated the Firm’s services; (iv) where a proxy is received for a security that the Firm no longer manages (i.e., the Firm had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).
In addition, certain accounts over which the Firm has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out
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on loan to a borrower on a proxy record date. If the Firm has investment discretion, however, the Firm shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.
BOOKS AND RECORDS
In its books and records, the Firm will maintain a copy of the following documents from 3rd party service:
•	Proxy statement that the Firm receives regarding client’s securities;
•	Votes that the Firm casts on behalf of a client;
•	Any document the Firm created that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for such decision; and
•	Written client request for information on how the Firm voted proxies on behalf of the requesting client and a copy of the Firm’s written response to any (written or verbal) client request for information on how the Firm voted proxies on behalf of the requesting client.
The Firm may rely upon the Commission’s EDGAR system to maintain certain records referred to above.
Ranger Investment Management, L.P.
Proxy Voting
Introduction
Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its investors. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to investors upon request. Lastly, the Rule requires that the adviser disclose to investors how they may obtain information on how the adviser voted their proxies.
The Firm votes proxies for many of its investors, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. Any questions about this document should be directed to the Firm’s CCO, Deputy CCO or other designated compliance officer.
The Firm views seriously its responsibility to exercise voting authority over securities which form part of its investors’ portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.
It is the Firm’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security. Each proposal will be evaluated on its merits, the facts presented and with both principals and rules-based guidelines taken into consideration. Beneficial owners include members of pooled investment funds for which the Firm acts as investment manager or general partner, and investor accounts for which the Firm acts as investment manager.
The Firm may engage the services of a third-party service (“Proxy Service”) to assist it with administration of the proxy voting process. In addition to general administration assistance, the Proxy Service may also include proxy voting recommendations based upon research and guidelines published. However, the Firm’s proxy voting policies and case-by-case evaluation of each issue may result in proxy votes on certain issues that differ from Proxy Service recommendations.
A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. The Firm follows internal Proxy Voting procedures (described below) that allow the Firm to vote on these issues in a uniform manner. Proxies are generally considered by the investment team members responsible for monitoring the security being voted. That person will cast his votes in accordance with this Proxy Voting Policy and procedures. Any non-routine matters are referred to the Portfolio Manager.
The Firm, in exercising its voting powers, also has regard to the statutes and rules applicable to registered investment advisors. The manner in which votes are cast by the Firm is reported to investors by delivery of this Proxy Voting Policy. In addition, the Firm will provide, upon request, a list of how each proxy was voted for an investor.
Key Proxy Voting Issues:
•	Election of Directors and Appointment of Accountants – The Firm will vote for management’s proposed directors in uncontested elections. For contested elections, the Firm votes for candidates it believes best serve shareholders’ interests. The Firm votes to ratify management’s appointment of independent auditors.
•	Increase Authorized Capital – The Firm votes for these proposals in the absence of unusual circumstances. There are many business reasons for companies to increase their authorized capital. The additional shares often are intended to be used for general corporate purposes, to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings.
•	Preference Shares – The Firm will carefully review proposals to authorize new issues of preference shares or increase the shares authorized for existing issues. The Firm recognizes that new issues of authorized preference shares can provide flexibility to corporate
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issuers as the shares can be issued quickly without further shareholder approval in connection with financings or acquisitions. Therefore, generally the Firm will not oppose proposals to authorize the issuance of preferred shares. The Firm will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.
•	Dual Capitalization, Other Preferential Voting Rights – The Firm will generally vote against proposals to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights. The Firm is concerned that the effect of these proposals, over time, is to consolidate voting power in the hands of relatively few insiders, disproportionate to their percentage ownership of the company’s share capital as a whole. This concentration of voting power can effectively block any takeover which management opposes and dilute accountability to shareholders.
•	Merger/Acquisition – All proposals are reviewed on a case by case basis by taking the following into consideration:
•	whether the proposed acquisition price represents fair value;
•	whether shareholders could realize greater value through other means; and
•	whether all shareholders receive equal/fair treatment under the merger acquisition terms.
•	Restructuring/Recapitalization – All proposals are reviewed on a case by case basis taking the following into consideration:
•	whether the proposed restructuring/recapitalization is the best means of enhancing shareholder value; and
•	whether the company’s longer-term prospects will be positively affected by the proposal.
•	Provide Director Indemnification – The Firm will vote for proposals to provide corporate indemnification for directors if consistent with all relevant laws. Corporations face great obstacles in attracting and retaining capable directors. The Firm believes such proposals will contribute to corporations’ ability to attract qualified individuals and will enhance the stability of corporate management.
•	Share Option Plans – The Firm will generally vote against proposals which authorize:
•	more than 10% of the company’s outstanding shares to be reserved for the award of share options; or
•	the award of share options to Employees and/or non-Employees of the company (for instance, outside directors and consultants) if the exercise price is less than the share’s fair market value at the date of the grant of the options and does not carry relevant performance hurdles for exercise; or
•	the exchange of outstanding options for new ones at lower exercise prices.
Shareholder Proposals – Corporate Governance Issues:
•	Majority Independent Board – The Firm will generally vote for proposals calling for a majority outside board. The Firm believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
•	Executive Compensation – The Firm will generally vote against proposals to restrict Employee compensation. The Firm feels that the specific amounts and types of Employee compensation are within the ordinary business responsibilities of the Board of Directors and company management; provided, however, that share option plans meet our guidelines for such plans as set forth herein. On a case-by-case basis, the Firm will vote for proposals requesting more detailed disclosure of Employee compensation, especially if the company does not have a majority outside board.
Potential Conflicts of Interest:
In connection with any security which is the subject of a proxy vote, the Firm will determine whether any conflict of interest exists between the Firm or its Affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, the Firm will first seek to apply the general guidelines discussed above without regard to the conflict. If the guidelines discussed above do not apply, the Firm will evaluate the situation and document the issue and resolution on a Proxy Voting Exception Report. The resolution may very well include notifying the beneficial owners of such conflict, describe how the Firm proposes to vote and the reasons therefore, and request the investor to provide written instructions if the investor desires the voting rights to be exercised in a different manner (which may include not voting the proxy). If an investor does not deliver contrary written instructions, the Firm will vote as indicated in its notice to investors.
Recordkeeping and Reports:
In order to comply with all applicable recordkeeping and reporting requirements, the Firm will do the following:
1.	The Firm will keep a copy of this Proxy Voting Policy and provide the same to investors upon request.
2.	The Firm will retain copies of the proxy statements and a record of each vote cast by the Firm on behalf of an investor for periods prior to October 2008. For the periods thereafter, the Firm has authorized the Proxy Service to make and retain, on the Firm’s behalf, copies of proxy statements and records of the votes cast. The Firm may also rely on obtaining a copy of a proxy statement from the Commission's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.
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3.	The Firm will retain a copy of any document created by the Firm that was material to making a decision how to vote proxies on behalf of an investor or that memorializes the basis for that decision.
Systematic Financial Management, L.P.
Proxy Voting Disclosure
Clients may delegate proxy voting authority over their account to Systematic in their investment management agreement or investment guidelines, or by other written direction to Systematic. Upon such delegation of proxy voting authority, Systematic will notify both its independent proxy-voting agent (“agent”) and the client’s custodian that Systematic’s agent will vote on behalf of Systematic for that client’s account. Systematic will also provide the client’s custodian with the appropriate instructions for delivery of proxy ballots for the client’s account. Systematic clients may revoke Systematic’s voting authority by providing written notice to Systematic
As stated above, Systematic has retained an independent proxy-voting agent (“agent”), and Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting guidelines provides independent guidelines for voting proxies and is designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Systematic may have to interpret how to vote proxies in cases where Systematic has a conflict of interest or the appearance of a conflict of interest.
Although under normal circumstances Systematic is not expected to exercise its voting discretion or to override the agent’s recommendation, Systematic’s Proxy Voting Committee will monitor any situation where Systematic believes it has a material conflict of interest, or where Systematic wishes to exercise its discretion or more closely review a particular matter. In these situations, the Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved with such determination being based in the Committee’s determination of what is in the best interests of Systematic’s clients. Systematic uses consensus decisions when voting an issue and does not allow Portfolio Managers to vote proxies independently. Systematic’s Chief Compliance Officer (CCO) must approve any decision made on such vote prior to the vote being cast. In approving any such decision, the CCO will use his or her best judgment to ensure that the spirit of Systematic’s proxy voting guidelines is being followed. Systematic will maintain documentation of any such voting decision.
The agent has policies and procedures in place to mitigate potential conflicts of interest. The agent is obligated to notify Systematic, in advance of voting any proxies, in specific situations where it may have a material conflict of interest with a company whose proxy it is responsible for voting on behalf of a Systematic client. If this situation occurs, the agent will follow its procedures regarding conflicts of interest and Systematic will follow the same procedures it does for situations where it has a material conflict of interest, as described above.
Systematic maintains five sets of proxy voting guidelines: one based on AFL-CIO polices for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans, another for Catholic or other faith-based entities and the fifth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish be used to vote their account’s proxies. In instances where the client does not select a voting policy, Systematic would typically apply the General Proxy Voting Policy when voting on behalf of the client. Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation: proxies issued by companies that the firm has decided to sell, proxies issued for securities that the firm did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.
Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action). Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not forwarded in a timely manner by a custodian, or ballots that were not received by Systematic from its proxy voting vendor on a timely basis.
Share Blocking
In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.
Systematic maintains written Proxy Voting Policies and Procedures as required by Rule 206(4)-6 under the Investment Advisers Act. These policies and procedures, in addition to how Systematic voted proxies for securities held in your account(s), are available upon request.
Thompson, Siegel & Walmsley LLC
Proxy Voting Policy
Thompson, Siegel & Walmsley LLC (TSW) acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies. TSW has adopted and implemented written policies and procedures reasonably designed to ensure that proxies
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for domestic and foreign stock holdings are voted in the best interest of our clients on a best efforts basis. TSW recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”). TSW has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. TSW has retained the services of Institutional Shareholder Services (ISS). ISS is a Registered Investment Adviser under the Investment Advisers Act of 1940. As a leading provider of proxy voting and corporate governance services with 20+ years of experience, ISS serves more than 1,700 institutions. ISS’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide. ISS provides TSW proxy proposal research and voting recommendations and votes accounts on TSW’s behalf under the guidance of ISS’s standard voting guidelines which include:
•	Operational Issues
•	Corporate Responsibility
•	Board of Directors
•	Consumer Issues and Public Safety
•	Proxy Contests
•	Environment and Energy
•	Anti-takeover Defenses and Voting Related Issues
•	General Corporate Issues
•	Mergers and Corporate Restructurings
•	Labor Standards and Human Rights
•	State of Incorporation
•	Military Business
•	Capital Structure
•	Workplace Diversity
•	Executive & Director Compensation
•	Mutual Fund Proxies
•	Equity Compensation Plans
•	Specific Treatment of Certain Award Types in Equity Plan Evaluations
•	Other Compensation Proposals & Policies
•	Shareholder Proposals on Compensation
TSW’s proxy coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TSW’s general policy regarding the voting of proxies is as follows:
Proxy Voting Guidelines:
Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.
Occasionally, ISS may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TSW will receive and act upon the client’s specific instructions regarding proxy proposals. TSW reserves the right to vote against any proposals motivated by political, ethical or social concerns. TSW and ISS will examine each issue solely from an economic perspective.
A complete summary of ISS’s voting guidelines, domestic & foreign, are available at: http://www.issgovernance.com/policy.
Conflicts of Interest:
Occasions may arise during the voting process in which the best interests of the clients conflicts with TSW’s interests. Conflicts of interest generally include (i) business relationships where TSW has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TSW has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TSW determines that a material conflict of interest exists, TSW will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.
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Proxy Voting Process:
Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TSW retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.
The Proxy Coordinator will monitor the voting process at ISS via Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.
For proxies not received at ISS, TSW and ISS will make a best efforts attempt to receive ballots from the clients’ custodian.
TSW will be responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring.
Order Implementation Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email. TSW has the ability to override vote instructions, and the Order Implementation Manager will consult with TSW’s Investment Policy Committee or product managers in these types of situations.
All proxies are voted solely in the best interest of clients.
Proactive communication takes place via regular meetings with ISS’s Client Relations Team.
Practical Limitations Relating to Proxy Voting:
While TSW uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for TSW to do so. Identifiable circumstances include:
Limited Value: TSW may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder.
Unjustifiable Cost: TSW may abstain from voting when the costs of or disadvantages resulting from voting, in TSW’s judgment, outweigh the economic benefits of voting.
Securities Lending: Certain of TSW’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because TSW generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and TSW may not be able fully to reconcile the securities held at record date with the securities actually voted.
Failure to Receive Proxy Statements: TSW may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.
Proxy Voting Records & Reports:
The proxy information is maintained by ISS on TSW’s behalf and includes the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision. TSW’s Proxy Coordinator coordinates retrieval and report production as required or requested.
Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TSW voted on securities held is available free of charge upon request from our clients or by calling us toll free at (800) 697-1056.
Transamerica Asset Management, Inc.
Proxy Voting Policies and Procedures (“TAM Proxy Policy”)
I. Purpose
The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.
II. TAM’s Advisory Activities
TAM acts as investment adviser to Transamerica Funds., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, and Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between
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TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).
III. Summary of the TAM Proxy Policy
TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Glass, Lewis & Co., LLC. (“Glass Lewis”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.
IV. Delegation of Proxy Voting Authority to Sub-Advisers
TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).
V. Administration, Review and Submission to Board of Sub-Adviser Proxy Policies
A. Appointment of Proxy Administrator
TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).
B. Initial Review
1. The Proxy Administrator will collect from each Sub-Adviser:
a)	its Sub-Adviser Proxy Policy;
b)	a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and
c)	a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.
2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:
a)	whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;
b)	whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and
c)	whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).
3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.
4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.
5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.
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C. Subsequent Review
TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.
D. Record of Proxy Votes Exercised by Sub-Adviser
The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as Glass Lewis), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as Glass Lewis), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
VI. TAM Exercise of Proxy Voting Authority
A. Use of Independent Third Party
If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of Glass Lewis or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.
B. Conflict with View of Independent Third Party
If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.
C. Asset Allocation Portfolios
For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.
VII. Conflicts of Interest Between TAM or Its Affiliates and the Funds
The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
VIII. Recordkeeping
A. Records Generally Maintained
In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:
1.	the TAM Proxy Voting Policy; and
2.	records of Fund client requests for TAM proxy voting information.
B. Records for TAM Exercise of Proxy Voting Authority
In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:
1.	proxy statements received regarding matters it has voted on behalf of Fund clients;
2.	records of votes cast by TAM; and
3.	copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.
If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
C. Records Pertaining to Sub-Adviser Proxy Policies
The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:
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1.	each Sub-Adviser Proxy Policy; and
2.	the materials delineated in Article V above.
If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
D. Time Periods for Record Retention
All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.
IX. Provision of TAM Proxy Policy to Fund Clients
The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.
Last Revised: July 1, 2012
Wellington Management Company LLP
Global Proxy Voting Guidelines
Introduction
Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.
Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.
Voting Guidelines
Composition and Role of the Board of Directors
•	Election of Directors: Case-by-Case
We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.
•	Classify Board of Directors: Against
We will also vote in favor of shareholder proposals seeking to declassify boards.
•	Adopt Director Tenure/Retirement Age (SP): Against
•	Adopt Director & Officer Indemnification: For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.
•	Allow Special Interest Representation to Board (SP): Against
•	Require Board Independence: For
We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.
•	Require Key Board Committees to be Independent. For
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Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.
•	Require a Separation of Chair and CEO or Require a Lead Director (SP): Case-by-Case
We will generally support management proposals to separate the Chair and CEO or establish a Lead Director.
•	Approve Directors’ Fees: For
•	Approve Bonuses for Retiring Directors: Case-by-Case
•	Elect Supervisory Board/Corporate Assembly: For
•	Elect/Establish Board Committee: For
•	Adopt Shareholder Access/Majority Vote on Election of Directors (SP): Case-by-Case
We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.
Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.
Management Compensation
•	Adopt/Amend Stock Option Plans: Case-by-Case
•	Adopt/Amend Employee Stock Purchase Plans: For
•	Approve/Amend Bonus Plans: Case-by-Case
In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.
•	Approve Remuneration Policy: Case-by-Case
•	To approve compensation packages for named executive Officers: Case-by-Case
•	To determine whether the compensation vote will occur every1, 2 or 3 years: 1 Year
•	Exchange Underwater Options: Case-by-Case
We may support value-neutral exchanges in which senior management is ineligible to participate.
•	Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case
We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.
•	To approve golden parachute arrangements in connection with certain corporate transactions: Case-by-Case
•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): Case-by-Case
We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
•	Expense Future Stock Options (SP): For
•	Shareholder Approval of All Stock Option Plans (SP): For
•	Disclose All Executive Compensation (SP): For
Reporting of Results
•	Approve Financial Statements: For
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•	Set Dividends and Allocate Profits: For
•	Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case
We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.
•	Ratify Selection of Auditors and Set Their Fees: Case-by-Case
We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.
•	Elect Statutory Auditors: Case-by-Case
•	Shareholder Approval of Auditors (SP): For
Shareholder Voting Rights
•	Adopt Cumulative Voting (SP): Against
We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.
•	Shareholder Rights Plans: Case-by-Case
Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.
We generally support plans that include:
•	Shareholder approval requirement
•	Sunset provision
•	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).
•	Authorize Blank Check Preferred Stock: Case-by-Case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.
•	Eliminate Right to Call a Special Meeting: Against
•	Establish Right to Call a Special Meeting or Lower Ownership Threshold to Call a Special Meeting (SP): Case-by-Case
•	Increase Supermajority Vote Requirement: Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
•	Adopt Anti-Greenmail Provision: For
•	Adopt Confidential Voting (SP): Case-by-Case
We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.
•	Remove Right to Act by Written Consent: Against
Capital Structure
•	Increase Authorized Common Stock: Case-by-Case
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.
•	Approve Merger or Acquisition: Case-by-Case
•	Approve Technical Amendments to Charter: Case-by-Case
•	Opt Out of State Takeover Statutes: For
•	Authorize Share Repurchase: For
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•	Authorize Trade in Company Stock: For
•	Approve Stock Splits: Case-by-Case
We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.
•	Approve Recapitalization/Restructuring: Case-by-Case
•	Issue Stock with or without Preemptive Rights: Case-by-Case
•	Issue Debt Instruments: Case-by-Case
Environmental and Social Issues
We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis.
•	Disclose Political and PAC Gifts (SP): Case-by-Case
•	Report on Sustainability (SP): Case-by-Case
Miscellaneous
•	Approve Other Business: Against
•	Approve Reincorporation: Case-by-Case
•	Approve Third-Party Transactions: Case-by-Case
Dated: March 8, 2012
Global Proxy Policy and Procedures
Introduction
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.
Statement of Policy
Wellington Management:
1.	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2.	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.
3.	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
Responsibility and Oversight
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.
Procedures
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
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Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.
•	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes: Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
Additional Information: Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.
Dated: November 2016
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Appendix B – Portfolio Managers
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the applicable adviser or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end, except as otherwise noted.
Aegon USA Investment Management, LLC (“AUIM”)
Transamerica Balanced II
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	5	$4.99 billion	1	$710 million	18	$37.09 billion
Tyler A. Knight, CFA	7	$9.47 billion	0	$0	14	$5.53 billion
Sivakumar N. Rajan	3	$4.19 billion	0	$0	13	$2.20 billion
Doug Weih, CFA	6	$8.20 billion	1	$710 million	13	$4.56 billion
Brian W. Westhoff, CFA	5	$7.84 billion	2	$1.30 billion	17	$3.89 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Doug Weih, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Transamerica Government Money Market
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brian Barnhart, CFA	1	$530 million	1	$3.73 billion	13	$3.45 billion
Tyler A. Knight, CFA	7	$8.34 billion	0	$0	14	$5.53 billion
Calvin Norris, CFA	2	$889 million	1	$3.73 billion	16	$14.43 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brian Barnhart, CFA	0	$0	0	$0	0	$0
Tyler Knight, CFA	0	$0	0	$0	0	$0
Calvin Norris, CFA	0	$0	0	$0	0	$0
Transamerica High Yield Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kevin Bakker, CFA	1	$296 million	7	$2.84 billion	16	$4.46 billion
Benjamin D. Miller, CFA	1	$296 million	7	$2.84 billion	16	$4.46 billion
James K. Schaeffer, Jr.	3	$1.37 billion	9	$3.60 billion	26	$7.40 billion
Derek Thoms	1	$296 million	7	$2.84 billion	15	$1.89 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kevin Bakker, CFA	0	$0	0	$0	1	$379 million
Benjamin D. Miller, CFA	0	$0	0	$0	1	$379 million
James K. Schaeffer, Jr.	0	$0	0	$0	6	$2.66 billion
Derek Thoms	0	$0	0	$0	1	$379 million
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Transamerica Intermediate Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	5	$1.97 billion	1	$710 million	18	$37.09 billion
Tyler A. Knight, CFA	7	$6.45 billion	0	$0	14	$5.53 billion
Sivakumar N. Rajan	3	$1.17 billion	0	$0	13	$2.20 billion
Doug Weih, CFA	6	$5.17 billion	1	$710 million	13	$4.56 billion
Brian W. Westhoff, CFA	5	$4.81 billion	2	$1.30 billion	17	$3.89 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Doug Weih, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Conflict of Interest
At AUIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the funds, AUIM manages separate accounts for institutions as well as various affiliated entities, which could create the potential for conflicts of interest. Affiliate relationships represent AUIM’s largest clients. A conflict of interest, including but not limited to conflicts of interest when allocating investment opportunities, will arise when AUIM is acting on behalf of the accounts of affiliated and unaffiliated clients. In each case, AUIM recognizes the responsibility to treat all clients (including the funds) fairly and consistently, and portfolio decisions made for unaffiliated accounts will be consistent, where applicable, with the decisions made for affiliated accounts. AUIM might provide certain investment research that it creates for its discretionary investment advisory clients to a non-discretionary affiliate client. Similarly, AUIM might prepare investment research for its non-discretionary affiliate client that could benefit its discretionary clients.
AUIM strives to mitigate the potential for conflicts between and among accounts through its trade aggregation and allocation policy and procedures. AUIM allocates investment opportunities among clients in a manner intended to result in fair and equitable treatment to clients over time. Factors that influence a decision to allocate investment opportunities among client accounts include but are not limited to: account investment objectives, guidelines, and constraints; current account holdings, including asset class, sector, industry, and issuer concentrations, both on an absolute basis and relative to the account’s benchmark; desired risk profiles of the account, including as applicable credit quality, maturity, or duration distributions, and the impact the proposed investment would have on these measures; cash availability and future cash flow expectations; and allocation considerations based on criteria such as round-lot provisions or minimum transaction size.
Many client accounts that AUIM manages trade in the same securities. Given this, AUIM typically combines transactions for different client accounts into aggregated (blocked) orders. This practice can enable the firm to seek more favorable executions and net prices. AUIM can use various methods to allocate blocked transactions among participating accounts, consistent with AUIM’s policy that, over time, no client is unduly favored over another.
Some fixed income accounts have certain restrictions or requirements that prevent them from participating in aggregated trades. These accounts will be traded in a different order or at a different time than accounts participating in blocked trades. Trading and execution costs for these accounts can be different (higher or lower) than the costs for accounts participating in aggregated transactions.
In an effort to facilitate the fair treatment among all our client accounts, AUIM strives not to consider factors such as: account performance, account fees, or our affiliate relationships when aggregating and allocating orders. In addition to the trade aggregation and allocation policy and procedures, AUIM seeks to manage conflicts of interest between and among the funds and other client accounts through compliance with AUIM’s Code of Ethics, internal review processes, and senior management oversight.
Further, in an effort to address any conflicts associated with a global research platform and a participating affiliate arrangement with Aegon Investment Management B.V. (AIM), AUIM has adopted certain policies and monitoring controls. AUIM and AIM independently manage investment strategies that separately utilize and depend on the global research platform. Conflicts of interest, or at least the appearance of conflicts, will arise when portfolio managers from each firm invest or trade in the same securities or issuers on behalf of their respective clients. These conflicts include the advance access to investment research that results in the preferential treatment or the possibility of preferential allocation of securities trading opportunities that have limited availability. These circumstances could also lead to preferential trade executions.
See also in this SAI, Brokerage; Conflicts of Interest; and Subadvisers.
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Compensation
As of October 31, 2017, each portfolio manager’s compensation is provided directly by the fund’s sub-adviser and not by the fund. The portfolio manager’s compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager’s asset class, including the performance of the fund’s assets; leadership and communication with clients; assisting with the sub-adviser’s strategic goals; and earning results from either AAM US and Aegon NV.
The portfolio managers may also participate in the sub-adviser’s deferred compensation plan, which is based on company performance factors, with payment after a three year vesting period, or may participate in a second sub-adviser’s deferred compensation plan based on the same performance factors as the short term variable performance incentive but with payment after a four year vesting period (depending on level of employee).
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Kevin Bakker, CFA	$100,001 – $500,000	Transamerica High Yield Bond
Benjamin D. Miller, CFA	$100,001 – $500,000	Transamerica High Yield Bond
Sivakumar N. Rajan	$1 – $10,000	Transamerica Intermediate Bond
James K. Schaeffer, Jr.	$50,001 – $100,000	Transamerica High Yield Bond
Derek Thoms	$1 – $10,000	Transamerica High Yield Bond
Doug Weih, CFA	$10,001 – $50,000	Transamerica Intermediate Bond
Brian W. Westhoff, CFA	$10,001 – $50,000	Transamerica Intermediate Bond
B-3

AJO, LP (“AJO”)
A team of portfolio managers is responsible for the day-to-day supervision of Transamerica Large Core and Transamerica Large Value. The team is led by Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Gregory J. Rogers, and Christopher J. W. Whitehead (the “AJO Team”).
Transamerica Large Core
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
AJO Team	13	$2.49 billion	19	$4.96 billion	130	$19.32 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
AJO Team	2	$135.1 million	4	$587.3 million	68	$9.40 billion
Transamerica Large Value Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
AJO Team	13	$2.09 billion	19	$4.96 billion	130	$19.32 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
AJO Team	2	$135.1 million	4	$587.3 million	68	$9.40 billion
Compensation
Each of AJO’s portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions, and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year-end, the managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager’s overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO; ownership percentage of the portfolio manager; and overall contributions of the portfolio manager to the operations of AJO. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm. Although many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance or to the value of the assets held in particular funds, or even firm-wide assets. Presently AJO has no deferred compensation arrangements.
Conflicts of Interest
It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the funds alongside other accounts. For example, portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the funds and other accounts advised by the portfolio managers. Differences between accounts may lead to additional conflicts – accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions, or investment strategy.
AJO has policies and procedures in place to mitigate potential conflicts of interest. For example, AJO’s fixed-fee schedules are standardized and all fixed-fee accounts of similar size and similar mandate are subject to AJO’s most-favored-nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type. All material conflicts are disclosed in AJO’s Form ADV.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).
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BlackRock Financial Management, Inc.
BlackRock International, Ltd. (together “BlackRock”)
Transamerica Inflation-Protected Securities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Christopher Allen, CFA	9	$6.71 billion	16	$15.98 billion	37	$21.2 billion
Martin Hegarty	10	$6.94 billion	6	$1.28 billion	29	$18.16 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Christopher Allen, CFA	0	$0	0	$0	3	$196.9 million
Martin Hegarty	0	$0	0	$0	3	$196.9 million
Portfolio Manager Compensation Overview
The discussion below describes the portfolio managers’ compensation as of December 31, 2017.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation – Messrs. Hegarty and Allen
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:
Portfolio Manager Benchmark
Christopher Allen, CFA	Varied Euro-Based Benchmarks
Martin Hegarty	A combination of market-based indices (e.g., Bloomberg Barclays Capital US TIPS Index, Bloomberg Barclays World Government Inflation Linked Bond Index), certain customized indices and certain fund industry peer groups.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.
Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
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For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. With the exception of Mr. Allen, the portfolio managers of these funds are eligible to participate in these plans.
United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Allen is eligible to participate in these plans.”
Potential Portfolio Manager Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Hegarty may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Hegarty may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).
B-6

Boston Advisors, LLC (“Boston Advisors”)
Transamerica Small Cap Value
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
James W. Gaul, CFA	4	$1.59 billion	0	$0	39	$165.5 million
David Hanna	8	$2.8 billion	6	$127.6 million	32	$72 million
Douglas A. Riley, CFA	7	$2.72 billion	6	$127.6 million	7	$163.9 million
Michael J. Vogelzang, CFA	8	$2.8 billion	6	$127.6 million	82	$344.5 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
James W. Gaul, CFA	0	$0	0	$0	0	$0
David Hanna	0	$0	0	$0	0	$0
Douglas A. Riley, CFA	0	$0	0	$0	0	$0
Michael J. Vogelzang, CFA	0	$0	0	$0	0	$0
Conflict of Interest
Boston Advisors manages multiple separately managed accounts for institutional and individual clients (“Accounts”) in addition to mutual funds, each of which may have distinct investment objectives, some similar to the fund and others different. Managing multiple accounts will typically present a conflict of interest. For example, at times Boston Advisors may determine that an investment opportunity may be appropriate for only some Accounts or may decide that certain of the Accounts should take differing positions with respect to a particular security. In these cases, Boston Advisors may place separate transactions for one or more separate Accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one Account over another, including the fund. Also, Boston Advisors may receive a greater advisory fee for managing an Account than received for advising the fund which may create an incentive to allocate more favorable transactions to such Accounts. Additionally, Boston Advisors may, from time to time, recommend an Account purchase shares of the fund or Boston Advisors or its affiliates may buy or sell for itself, or other Accounts, investments that it recommends on behalf of the fund. Boston Advisors utilizes soft dollars whereby it may purchase research and services using commission dollars generated by the fund. Often, the research and services purchased using the fund’s commissions benefit other Accounts of Boston Advisors. Soft dollars may create an actual or perceived conflict of interest whereas Boston Advisors may have an incentive to initiate more transactions to generate soft dollar credits or may select only those brokers willing to offer soft dollar credits when placing transactions for the fund.
To mitigate these inherent conflicts of interest, Boston Advisors has adopted policies designed to address the potential conflicts of interest. Specifically, Boston Advisors has adopted trade aggregation and rotation policies designed for fair and equitable treatment across all client accounts. Additionally, the Compliance department conducts surveillance to detect incidents of preferential treatment that may occur for more favored clients. Also, Boston Advisors has appointed a soft dollar committee to oversee all aspects of Boston Advisors’ soft dollar practices and a best execution committee who routinely reviews the execution quality of large institutional accounts to ensure consistency in quality and cost.
Further, all institutional client accounts, including the fund, receive the same access to personnel, services, research and advice. Our institutional investment process is designed to benefit all client accounts. All institutional accounts are managed by a member(s) of the institutional team, each of which rely on the same institutional investment process. The institutional investment process uses research which is shared firm-wide for all products and accounts. Finally, because trades placed for the fund will be block traded with the other institutional Large Cap Growth accounts they are averaged price so that no account receives preferential treatment.
To avoid conflicts associated with accounts that have performance based fees, Boston Advisors does not manage accounts which have performance based fees.
Compensation
Portfolio Managers listed above who are directly responsible for service to the fund receive a base salary and bonus. Additionally, each member named above has an equity ownership interest in Boston Advisors. Bonus is based on a percent of salary subject to achievement of internally established goals and relative performance of composite products managed by the portfolio manager as measured against industry peer group rankings established by Evestment Alliance. Performance is account weighted, time weighted and evaluated on a pre-tax, annual basis. Discretionary bonuses may also be given and are dependent upon individual contribution to firm profitability and overall firm-wide profitability. The method used to determine the portfolio manager’s compensation does not differ with respect to distinct institutional products managed by institutional portfolio manager. Regarding the compensation of Michael J. Vogelzang, as President of Boston Advisors, his compensation is based on the profitability of the firm. Mr. Vogelzang’s compensation is not directly linked to the performance of the fund or other Accounts.
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Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).
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Greystone Managed Investments Inc. (“Greystone”)
Transamerica International Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Alfred Li, CFA	0	$0	36	$562.6 million	1	$12.1 million
Jeff Tiefenbach, CFA	0	$0	59	$2.09 billion	20	$2.54 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Alfred Li, CFA	0	$0	0	$0	0	$0
Jeff Tiefenbach, CFA	0	$0	0	$0	0	$0
Conflict of Interest
3.1 Related registrant
Greystone is a wholly owned subsidiary of Greystone Capital Management Inc. (“GCMI”). GCMI is a registrant under the Securities Act, 1988, Saskatchewan, as an adviser in the portfolio manager category. GMI Servicing Inc., a wholly owned subsidiary of Greystone, provides mortgage administration services to Greystone’s mortgage pooled fund. This entity is a licensed mortgage administrator in the province of Ontario and is either similarly licensed or exempt from applicable licensing requirements in other provinces and territories of Canada.
3.2 Related and Connected Issuers
Related issuers: An issuer of securities is “related” to us if, through ownership, or direction and control over voting securities, we exercise a controlling influence over that issuer or that issuer exercises a controlling influence over us or the same third party exercises a controlling influence over both us and the issuer.
Connected issuers: An issuer is “connected” to us if, due to indebtedness or other relationships, a reasonable prospective purchaser might question if that issuer and we are independent of each other.
In carrying on business as an adviser or exempt market dealer, we may, with respect to securities of related issuers, and in the course of a distribution of securities of connected issuers:
(a) exercise discretionary authority to buy or sell these securities for your accounts;
(b) make recommendations regarding these securities to you; and/or
(c) sell units of pooled funds, or other similar collective investment vehicles, established, managed and distributed by us or by our affiliates, to clients.
We will carry out these services in the ordinary course of our business in accordance with our usual practices and procedures and in accordance with all applicable disclosure and other regulatory requirements. It is our policy to comply fully with all applicable securities laws and to make all required disclosures.
i) Related issuers - Greystone Funds
Greystone provides advice with respect to the Greystone Funds. Greystone offers the sale of units of the Greystone Funds on a continuous basis. The list of our related issuers that make up the Greystone Funds is in Appendix A. GMI Servicing Inc., the mortgage administrator for the Greystone Mortgage Fund, provides mortgage administration services and administers the various commercial mortgages that the fund invests in.
ii) Connected issuers
Greystone (and/or its directors, officers and other employees) may, from time to time, advise our clients with respect to the purchase or sale of, or provide advice about, securities issued by related and/or connected issuers to Greystone. Greystone will only engage in such activities if it is confident that they are in the best interests of its clients and are in compliance with all requirements imposed by applicable securities law and, where applicable, the particular client’s investment policy. An independent director of GCMI is a director of one of the portfolio holdings currently held in our fixed income portfolio. An independent director of GCMI is registered with another registrant in Canada. The company is registered in Canada in the same categories as Greystone – Portfolio Manager, Exempt Market Dealer and Investment Fund Manager. The company does not solicit or deal with clients of Greystone nor do they directly compete with Greystone.
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iii) Investment in securities issued by clients
Greystone manages pension funds and other investment assets for major corporate entities in Canada. Greystone may invest in securities issued by its clients. These securities are evaluated solely on their investment merits.
iv) Services to related parties
Greystone provides a defined contribution pension plan to its employees, which it manages along with other client portfolios and the Greystone Funds.
3.3 Fair valuation
Pooled funds: All Greystone Funds except the Greystone Infrastructure Fund are priced daily or monthly. Our independent custodian for the Greystone Funds strikes the net asset value (NAV) and the price per unit for all of the Greystone Funds.
Publicly traded securities: In most cases, we trade in large capitalized, highly liquid securities that may be fair valued, depending on market conditions. Equities and fixed-income securities are valued using the services of preferred third-party pricing sources. If specific pricing is not readily available from a preferred pricing source, other third-party pricing information or valuation methodologies will be used.
Real estate: For real estate investments, an arm’s length, accredited appraiser will conduct a property valuation to determine fair value. Greystone does not conduct its own appraisals. Arm’s length appraisals are conducted semi-annually, except in the year of acquisition and upon a property being identified for sale. Monthly values, when an appraisal is not available, are based on the most current financial information available.
Mortgages: Mortgages are valued daily, based on a spread above Government of Canada bonds. The spread is provided by an independent service provider.
Infrastructure: The Greystone Infrastructure Fund is priced semi-annually. The NAV of the fund is determined as at the end of each Semi-Annual Period and will take into account valuations of portfolio investments by one or more internationally recognized accounting firms and/or independent evaluators.
3.4 Cross trading securities
Cross trades between Greystone clients are permitted, provided the trade benefits both clients and the clients have consented to such cross trades. All equity and fixed income cross trades are generally executed through an independent third party. Real estate and mortgage trades may be executed if a certified appraisal has been undertaken in the three months immediately preceding the trade. All cross trades must follow Greystone’s Cross Trade Policy. From time to time, we may cross securities between Greystone Funds or between a Greystone Fund and one of our other Greystone clients. We have obtained regulatory relief to conduct these cross trades, which we will do when we consider such cross trading to be beneficial to all parties concerned. We will conduct such cross trades in full compliance with the conditions to our regulatory relief. The Greystone Pooled Funds Advisory Committee reviews and approves all cross trading as it relates to the Greystone Funds and Greystone clients.
3.5 Fund on Fund Investments
There are times when a Greystone Fund invests in underlying Greystone Funds as part of a Fund on Fund structure. Greystone has applied and received exemptive relief for these Fund on Fund structures to permit investments of a Greystone Fund in an underlying Greystone Fund.
3.6 Greystone’s employees
i) Outside business activities
Greystone’s first obligation is to fulfill our fiduciary duty to our clients. In so doing, employees must not engage in activities, within or outside of the scope of their employment with Greystone, that conflict or can be perceived as conflicting with this duty. As stated in Greystone’s Standard of Professional Conduct and Conflict of Interest Policy, no employee may undertake any outside employment or engage in any personal business interest without the explicit prior written consent of the Chief Executive Officer of Greystone or, in the case of the Chief Executive Officer, the lead Director of the Board of Directors of Greystone. For all registrants, outside activities are assessed for any conflicts and approved by the Chief Compliance Officer, then reported to regulatory authorities as required. When making an investment decision or taking an investment action, or having knowledge of the same, all Greystone employees shall disclose to senior management any conflict of interest relating to him/her and any material beneficial interest that could reasonably be expected to impair his/her ability to render unbiased and objective advice. Under no circumstances shall an employee trade in securities on his/her own account with any Greystone client.
ii) Personal trading
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Employee trading is governed by Greystone’s Standard of Professional Conduct and Conflict of Interest Policy, a copy of which is available upon request. The key provisions of this policy with respect to personal trading are summarized as follows:
•	Prohibition on trading within a seven calendar-day blackout period before and after the date on which a transaction in the same security is effected for a Greystone client.
•	Pre-clearance of all trading by the employee or family members or trading in accounts controlled by the employee, through the Chief Compliance Officer (or designate).
•	Prohibition on investing in initial public offerings.
•	Prohibition on short selling.
•	Prohibition on trading securities on margin.
•	Prohibition on trading securities on a “Restricted List” of securities being traded or under consideration for trading by Greystone.
•	Restrictions on investing in private placements.
•	Minimum 30-day holding period.
•	Full disclosure of all securities trades and securities holdings.
•	Annual disclosure of financial position to the President of all assets and liabilities, including spousal assets, and trading accounts with brokers and the activity therein on a regular and timely basis.
•	Employees are required to direct their brokers to provide personal account information directly to Greystone’s Chief Compliance Officer.
iii) Insider trading
No Greystone employee, officer nor director may trade in a security, either personally or on behalf of Greystone clients, while in possession of material, non-public information regarding that security, nor may any employee, officer or director communicate material, non-public information to others in violation of the law. This conduct is commonly referred to as “insider trading.” Penalties for trading on or communicating material, non-public information are severe, both for individuals and their employers. An individual can be subject to penalties such as civil injunctions, damages, disgorgement of profits, jail sentences and fines, even if he/she did not personally benefit from the violation.
Greystone has established procedures to aid its employees, officers and directors in avoiding insider trading and to aid in detection and prevention of insider trading and sanctions if procedures are not followed.
Compensation
In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).
B-11

Jennison Associates LLC (“Jennison”)
Transamerica Large Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Blair A. Boyer	6	$4.08 billion	1	$157 million	31	$5.87 billion
Michael A. Del Balso*	9	$15.15 billion	5	$2.03 billion	2	$108 million
Spiros Segalas	15	$46.46 billion	4	$947 million	2	$629 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Blair A. Boyer	2	$3.62 billion	0	$0	0	$0
Michael A. Del Balso	0	$0	0	$0	0	$0
Spiros Segalas	0	$0	0	$0	0	$0
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
Conflict of Interest
Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
•	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
•	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
•	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
•	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.
•	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
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•	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.
•	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.
•	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
•	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
•	Jennison has adopted a code of ethics and policies relating to personal trading.
•	Jennison provides disclosure of these conflicts as described in its Form ADV.
Compensation
Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents most of an investment professional’s compensation.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio manager(s) may include:
•	One-, three-, five-year and longer term pre-tax investment performance groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
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•	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio manager(s) may include:
•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.
Ownership of Securities
As of October 31, 2017, the portfolio managers did not beneficially own any shares of the fund(s).
B-14

J.P. Morgan Investment Management Inc. (“JP Morgan”)
Transamerica Balanced II
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Steven G. Lee	5	$4.35 billion	5	$701 million	4	$1.94 billion
Tim Snyder, CFA	10	$13.04 billion	6	$3.14 billion	11	$9.23 billion
Raffaele Zingone, CFA	13	$14.56 billion	9	$3.39 billion	14	$10.39 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Steven G. Lee	0	$0	1	$151 million	1	$780 million
Tim Snyder, CFA	0	$0	0	$0	1	$1.01 billion
Raffaele Zingone, CFA	0	$0	0	$0	2	$2.45 billion
*The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Conflict of Interest
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing J.P. Morgan Investment Management Inc. (JPMorgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JP Morgan and/or its affiliates and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JP Morgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JP Morgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JP Morgan and/or its affiliates, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JP Morgan and/or its affiliates, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JP Morgan is not required to purchase or sell for any client account securities that it, and/or its affiliates, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JP Morgan and/or its affiliates or its clients.
JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JPMorgan's or its affiliates’ overall allocation of securities in that offering.
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A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JPMorgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund’s objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed income area, are sales to meet redemption deadlines or orders related to less liquid assets.
If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.
Compensation
JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable discretionary performance based incentive consisting of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JPMorgan’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMorgan’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices JPMorgan has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.
Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMorgan’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or can be placed in restricted stock. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).
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Merganser Capital Management, LLC (“Merganser”)
Transamerica High Quality Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Peter S. Kaplan, CFA	1	$302 million	0	$0	19	$1.96 billion
Jennifer K. Wynn, CFA	1	$302 million	1	$215 million	66	$5.92 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Peter S. Kaplan, CFA	0	$0	0	$0	0	$0
Jennifer K. Wynn, CFA	0	$0	0	$0	0	$0
Compensation
The compensation of Mr. Kaplan and Ms. Wynn consists of salary, bonus, and Unit Appreciation Rights (UAR) shares in Merganser Capital Management, LLC. Each manager’s salary is determined by his overall job performance and value to Merganser. Bonus awards and restricted share grants are discretionary, and are based on each employee’s individual job performance. The size of the bonus pool is determined annually based on the profitability of the firm. No portion of either manager’s compensation is based in any way on the assets of the High Quality Bond Portfolio or its performance.
Conflicts of Interest
I. Personnel Matters
A.	Code of Conduct
1. Conflicts of Interest and Employee Conduct
Policy – Conflicts of Interests and Employee Conduct
Purpose
The Code of Ethics has been established to communicate policies of professional conduct and ethical behavior applicable to all officers, directors and employees (“Employees”) of Merganser Capital Management, LLC (“Merganser” or “Company”).
Background
No set of rules or policies can presume to fully define “professional behavior” or “ethical conduct.” These terms, by definition, are broad concepts and subject to interpretation and personal bias. Nevertheless, a written set of policies will help to minimize misunderstandings about what is considered appropriate conduct by the Company. Also, in matters of personal behavior, there is no substitute for common sense. If there are doubts or questions about the appropriateness of a certain action, either do not pursue this course of action or seek guidance from the CCO.
Policy:
1.	Application.
The Code of Ethics applies to all employees and extends to activities within and outside their duties at Merganser.
2.	Legal and Ethical Violations.
Employees shall not knowingly participate in, or assist any acts in violation of any applicable law, rule, or regulation of any government, governmental agency, or regulatory organization governing the investment advisory industry.
3.	Conflicts of Interest.
Employees shall not enter into or engage in a security transaction or business activity or relationship, which may result in any financial or other conflict of interest between themselves, clients or Merganser. Employees shall also disclose to Merganser all matters that could reasonably be expected to interfere with their duty to Merganser, or with their ability to render unbiased and objective advice.
4.	Affiliate Information Access.
A “Chinese Wall” shall be in place so that Merganser will not provide access to its direct and indirect affiliates (i.e., neither Providence Equity Partners nor Benefit Street Partners) of any client portfolio transactions. The “Chinese Wall” shall also prevent Merganser staff from access to its direct and indirect affiliate’s portfolio transactions.
B-17

a. From time to time, Merganser may invest in certain structured securities where an affiliate may have contributed collateral to a non-affiliate’s underwriting.
a. New Issue – Merganser shall not participate in a new issue where the affiliate’s collateral contribution exceeds 10% of the deal. The CCO or designee shall approve all participation based on these factors. Such approval shall be placed in the Trade Ticket Package.
b. Secondary Market – Merganser shall not have any limitations on such securities in the secondary market due to the distance of the transaction to the affiliate.
5.	Priority of Transactions.
Employees shall conduct themselves in such a manner that transactions for clients and Merganser have priority over transactions in securities or other investments of which they are beneficial owners, and so that transactions in securities or other investments in which they have such beneficial ownership do not operate adversely to clients’ and Merganser’s interests.
6.	Use of Material Nonpublic Information.
Merganser forbids Employees from trading, either personally or on behalf of others (such as private accounts managed by Merganser), on material nonpublic information or communicating material nonpublic information to others in violation of the law. This conduct is frequently referred to as “insider trading.”
7.	Duty to the Company.
Employees shall not undertake independent practice, which could result in compensation or other benefit in competition with Merganser unless they have received written consent from both Merganser’s CCO and the person, or entity for which they undertake independent employment or services.
8.	Preservation of Confidentiality.
Employees shall preserve the confidentiality of information communicated by a client concerning matters within the scope of the confidential relationship, unless they receive information concerning illegal activities on the part of the client. Information relating to illegal activities should be communicated as soon as practicable to the CCO or designee.
9.	Implementation.
The CCO is responsible for the implementation of the Code of Ethics, and reports to the CEO. He is required to formally meet with the CEO once a year to review the status of compliance with this policy, but may meet with the CEO at any time to seek guidance or to discuss matters requiring immediate attention.
10.	Acknowledgement.
All Employees must read and acknowledge receipt (via C11) of a copy of this Code of Ethics. Questions regarding the policy or its implementation should be reviewed with the CCO or designee.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the funds that invest in the fund(s).
B-18

Quantum Capital Management (“Quantum”)
Transamerica Mid Cap Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Howard B. Aschwald, CFA	0	$0	0	$0	142	$115 million
Timothy D. Chatard, CFA	0	$0	0	$0	5	$288 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Howard B. Aschwald, CFA	0	$0	0	$0	0	$0
Timothy D. Chatard, CFA	0	$0	0	$0	0	$0
Compensation
Quantum Capital’s investment strategies are managed on a team-oriented basis by an investment committee comprised of portfolio managers who are also sector analysts. Industry publications, such as Moss Adams and Advent/Investment Advisor Association Compensation Studies, are a source for determining compensation factors for Quantum’s current AUM size, staffing, etc. Portfolio Managers/Sector Analysts are compensated with a competitive base salary and incentive bonus pool tied to twelve-month firm gross revenue, twelve-month sector level performance attribution relative to its benchmark (ie., Quantum Mid Cap Growth vs. the Russell Mid Cap Growth Index), and qualitative factors. Quantum Capital has a 401(k) defined contribution plan. In addition, key personnel may participate in an equity interest pool as part of their future compensation incentive.
Conflicts of Interest
In the event that Quantum Capital acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund.
Ownership of Securities
As of October 31, 2017, the portfolio managers did not beneficially own any shares of the fund.
B-19

Ranger Investment Management, L.P. (“Ranger”)
Transamerica Small Cap Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
W. Conrad Doenges	4	$276 million	5	$97 million	19	$965 million
Andrew Hill	4	$276 million	5	$97 million	19	$965 million
Joseph LaBate	4	$276 million	5	$97 million	19	$965 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
W. Conrad Doenges	0	$0	0	$0	0	$0
Andrew Hill	0	$0	0	$0	0	$0
Joseph LaBate	0	$0	0	$0	0	$0
Conflicts of Interest
Ranger recognizes that there are conflicts of interests which are common to the investment industry and/or specific to Ranger, and implements policies and procedures which seek to mitigate such conflicts.
As a fiduciary, Ranger has an affirmative duty to act in the best interests of its clients and to make full and fair disclosure of material facts, particularly where Ranger’s interests may conflict with those of its clients. Ranger’s compliance program requires each employee to act with integrity, competence, diligence, respect, and in an ethical manner when dealing with current and prospective clients, other employees and colleagues in the investment profession, and other participants in the global capital markets. Ranger expects employees to place the interests of clients above their own personal interest and to avoid any actual or potential conflicts of interest.
Multiple Clients
Ranger manages client accounts other than Transamerica Small Cap Growth. An inherent conflict to an advisor managing more than one client account is the potential for one client to receive less time, attention or investment opportunity than another client with either more assets under management or a more lucrative fee structure. Ranger’s compliance program addresses this potential conflict by requiring that orders for securities are aggregated and allocated on a pro rata basis in accordance with each account’s investment guidelines as determined exclusively by Ranger’s portfolio manager or his designee. Differences in allocation proportions may occur due to tax considerations, avoidance of odd lots or de minimis numbers of shares, and investment strategies of the accounts. In order to verify compliance with these policies and procedures, Ranger conducts regular reviews of the order allocation process.
As a general matter, Ranger believes that aggregation and pro rata allocation of orders for multiple client accounts is consistent with its duty to seek best execution for its clients. However, in any case in which Ranger believes that aggregation and pro rata allocation of a client order is not consistent with its duty to seek best execution, it will not affect the transaction on an aggregated basis.
Personal Trading
Potential conflicts of interest may exist with respect to the personal trading activities of an advisor’s employees in relation to trading on behalf of such advisor’s clients. An employee trading securities in his or her account prior to trading the same security on behalf of clients (commonly known as “front-running”) is an example of such a conflict. To mitigate this conflict, Ranger requires employees to adhere to certain personal trading procedures overseen by the Chief Compliance Officer, Deputy CCO and compliance officer (the “Compliance Team”). For example, employees are required to receive pre-clearance from a member of Ranger’s Compliance Team prior to engaging in securities transactions in their personal accounts or securities transactions in personal accounts may, in the alternative, be prohibited by the Firm. Employees may purchase or sell a security once such employee has complied with the preclearance and other personal security transaction policies set forth in Ranger’s compliance program, which oversees the prohibition against front running client accounts and/or acting upon inside information. This process, verification of adherence and record keeping is partially facilitated through the use of specific compliance software as well as regular monitoring and risk-based testing procedures conducted by the Compliance Team.
Soft Dollars
Ranger seeks to employ a soft dollar policy that falls within the safe harbor established by Section 28(e) of the Securities Exchange Act of 1934. Ranger’s use of soft dollar credits to pay for research and brokerage products or services might otherwise be borne by Ranger. Accordingly, there is a potential conflict of interest between a client’s interests in obtaining best execution and Ranger’s receipt of and payment for research through brokerage allocations as described above. To the extent Ranger obtains brokerage and research services that it otherwise would acquire at its own expense, Ranger may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.
B-20

Research services, as that term is used in Section 28(e)(3), may include both services generated internally by a broker’s own research staff and services obtained by the broker from a third-party research firm. The research services obtained may include a broad variety of financial and related information and services, including written or oral research and information relating to the economy, industries or industry segments, a specific company or group of companies, software or written financial data, electronic or other quotations or market information systems, financial or economic programs or seminars, or other similar services or information Ranger believes enhances its advisory functions and services. The soft dollar research Ranger obtains normally benefits many accounts rather than just the one(s) for which the order is being executed, and Ranger may not use all research in connection with the account(s) which paid commissions to the broker providing the research.
Generally, Ranger will attempt to place portfolio transactions with broker dealers who, in its opinion, provide the best combination of price and execution (including brokerage commissions). However, Ranger may pay a broker dealer a commission for effecting a transaction in excess of commission charged by another broker or dealer as long as Ranger makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.
To mitigate potential conflict of interest posed by soft dollar usage, Ranger implements compliance procedures to actively monitor soft dollar usage in context to its best execution policy. In addition, Ranger maintains an internal allocation procedure to identify those brokers who provided it with research and execution services that Ranger considers useful to its investment decision-making process.
Compensation
Ranger’s portfolio manager is a principal of the Firm and is entitled to profits interest in the Firm, which is a function of Ranger’s profitability after all operating expenses including bonuses. The portfolio manager is generally also entitled to a salary and a variable annual bonus.
Bonuses are a function of Ranger’s revenues, asset growth, how well the overall portfolio has performed, a team member’s contribution to the client service function, input to the investment process and willingness to work in a team environment.
Ranger also tries to promote employee stability through 401(k) matching and an excellent healthcare package. Stability is also promoted with other non-monetary benefits such as: continuing education programs and team building outings.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).
B-21

Systematic Financial Management, L.P. (“Systematic”)
Transamerica Small Cap Core
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Eoin E. Middaugh, CFA	0	$0	0	$0	15	$253 million
D. Kevin McCreesh, CFA	0	$0	0	$0	58	$319 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Eoin E. Middaugh, CFA	0	$0	0	$0	1	$162 million
D. Kevin McCreesh, CFA	0	$0	0	$0	1	$73 million
Conflict of Interest
Portfolio managers of Systematic Financial Management, LP (“Systematic”) oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. The simultaneous management of these diverse accounts and specific client circumstances may create perceived conflicts of interest related to differences in the investment management fees charged and unequal time and attention devoted to certain accounts. However, Systematic recognizes its affirmative duty to treat all accounts fairly and equitably over time and maintains a series of controls in furtherance of this goal.
Generally, portfolio managers apply investment decisions to all accounts utilizing a particular strategy on a pro rata basis, while also accounting for varying client circumstances, including client objectives and preferences, instructions, restrictions, account size, cash availability and current specific needs. Nevertheless, during the normal course of managing assets for multiple clients of different types and asset levels, portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve, without limitation, investment security selection, employee personal securities trading, proxy voting and the allocation of investment opportunities. To mitigate these potential conflicts and ensure its clients are not negatively impacted by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures that are overseen by compliance professionals and, in Systematic’s view, reasonably designed to prevent and detect conflicts.
For example, Systematic’s Code of Ethics restricts employees’ personal securities trading, forbids employees from giving, soliciting or accepting inappropriate gifts and entertainment and requires employees to receive explicit approval prior to serving as a board member or officer of a public company or rendering outside investment advice. Additionally, to effectively remove conflicts of interest related to voting proxies for accounts that have delegated such authority to Systematic, Systematic has a Proxy Voting Policy that provides for an independent third-party proxy voting agent, which agent’s pre-determined voting policy guidelines Systematic has adopted. Systematic’s Allocation and Aggregation and Trade Error Correction policies similarly seek to reduce potential conflicts of interest by promoting the fair and equitable allocation of investment opportunities among client accounts over time and the consistent resolution of trading errors.
Notably, Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds a majority interest in Systematic through AMG’s wholly-owned subsidiary, Titan NJ LP Holdings LLC. Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic. The AMG Affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients.
Compensation
Certain Systematic employees share equity ownership with AMG as Partners, which may serve to incentivize Systematic’s investment professionals to perform successfully.
The compensation package for portfolio managers Eoin E. Middaugh, CFA and D. Kevin McCreesh, CFA, Managing Partners of Systematic, consists of a fixed base salary, and a share of the Firm’s profits based on each Partner’s respective individual ownership position in Systematic. Total compensation is influenced by Systematic’s overall profitability, and therefore is based in part on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic.
Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other Systematic employees.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
B-22

Portfolio Manager	Range of Securities Owned	Fund
Eoin E. Middaugh, CFA	$100,001 – $500,000	Transamerica Small Cap Core
D. Kevin McCreesh, CFA	$100,001 – $500,000	Transamerica Small Cap Core
B-23

Thompson, Siegel & Walmsley LLC (“TSW”)
Transamerica International Equity
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brandon H. Harrell, CFA	5	$2.57 billion	6	$1.90 billion	14	$3.87 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brandon H. Harrell, CFA	0	$0	0	$0	0	$0
Transamerica Mid Cap Value Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brett P. Hawkins, CFA	3	$1.18 billion	1	$76 million	45	$3.47 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brett P. Hawkins, CFA	0	$0	0	$0	2	$24.7 million
Conflict of Interest
TSW seeks to minimize actual or potential conflicts of interest that may arise from its management of the fund and management of non-fund accounts. TSW has designed and implemented policies and procedures to address (although may not eliminate) potential conflicts of interest, including, among others, performance based fees; hedge funds; aggregation, allocation, and best execution or orders; TSW’s Code of Ethics which requires personnel to act solely in the best interest of their clients and imposes certain restrictions on the ability of Access Persons to engage in personal securities transactions for their own account(s), and procedures to ensure soft dollar arrangements meet the necessary requirements of Section 28(e) of the Securities Exchange Act of 1934. TSW seeks to treat all clients fairly and to put clients’ interests first.
Compensation
For each portfolio manager, TSW’s compensation structure includes the following components: base salary, annual incentive bonus, participation in an Employees’ Retirement Plan and the ability to participate in a voluntary income deferral plan.
•	Base Salary – Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager, as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.
•	Bonus – Each portfolio manager is eligible to receive an annual incentive bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration.
•	Defined Contribution Plan – At the discretion of TSW, a contribution may be made to the employer contribution account for eligible employees of the TSW Retirement Plan subject to IRS limitations.
•	Deferred Compensation Plan – Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax deferred returns.
•	Equity Plan – Key employees may be awarded deferred TSW equity grants. In addition, key employees may purchase TSW equity directly.
Each portfolio manager is eligible to participate in benefit plans and programs available generally to all employees of TSW.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Brandon H. Harrell, CFA	$100,001-$500,000	Transamerica International Equity
Brett P. Hawkins, CFA	$100,001-$500,000	Transamerica Mid Cap Value Opportunities
B-24

Transamerica Asset Management, Inc. (“TAM”)
Transamerica Asset Allocation Funds
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Christopher A. Staples, CFA	6	$942 million	0	$0	16	$157 million
Kane Cotton, CFA	6	$942 million	0	$0	16	$157 million
Sean Serrell, CFA	0	$0	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Christopher A. Staples, CFA	0	$0	0	$0	0	$0
Kane Cotton, CFA	0	$0	0	$0	0	$0
Sean Serrell, CFA	0	$0	0	$0	0	$0
Compensation
The portfolio managers are compensated through a fixed salary and cash bonuses that are awarded for contributions to the firm. Generally, annually, the executive officers of TAM, in consultation with the other senior management, determine the bonus amounts for each portfolio manager. Bonuses may be a significant portion of a portfolio manager’s overall compensation. Bonuses are not guaranteed. Presently we have no deferred compensation arrangements.
Conflicts of Interest
It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the funds on the one hand and other accounts for which the portfolio managers are responsible on the other.
TAM has policies and procedures in place to mitigate potential conflicts of interest.
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the funds that invest in the fund(s).
B-25

Wellington Management Company LLP (“Wellington”)
Transamerica Large Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mammen Chally, CFA	14	$11.39 billion	4	$221.6 million	10	$1.14 billion
Douglas McLane, CFA	15	$11.44 billion	5	$226.0 million	10	$1.14 billion
David Siegle, CFA	14	$11.39 billion	4	$221.6 million	10	$1.14 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mammen Chally, CFA	0	$0	0	$0	1	$231.7 million
Douglas McLane, CFA	0	$0	0	$0	1	$231.7 million
David Siegle, CFA	0	$0	0	$0	1	$231.7 million
Conflict of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Portfolio Manager makes investment decisions for each account, including the fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the fund.
The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, the Portfolio Manager may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the fund. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation
Wellington Management receives a fee based on the assets under management of each fund as set forth in the Investment Sub-advisory Agreement between Wellington Management and TAM on behalf of the fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the fund. The following information relates to the fiscal year ended October 31, 2017.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington
B-26

Management Group LLP. The base salary for each other Portfolio Manager is determined by the Portfolio Manager's experience and performance in his roles as Portfolio Manager. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the fund is linked to the gross pre-tax performance of the fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over the one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Chally is a Partner.
Fund	Benchmark Index and/or Peer Group for Incentive Period
Transamerica Large Growth	Russell 1000® Growth Index
Ownership of Securities
As of October 31, 2017, the portfolio manager(s) did not beneficially own any shares of the fund(s).
B-27

Appendix C – Securities Lending Activities
(for the fiscal year ended October 31, 2017)
Transamerica Balanced II
Gross income from securities lending activities (including income from cash collateral reinvestment)	$4,422.00
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 0.00
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 0.00
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 0.00
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 0.00
Net income from securities lending activities	$4,422.00

Transamerica High Yield Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,670,981.39
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 115,840.48
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 42,136.18
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 466,578.73
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 624,555.39
Net income from securities lending activities	$1,046,426.00

Transamerica Inflation-Protected Securities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$20,764.69
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 979.02
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 593.17
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$10,057.50
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$11,629.69
Net income from securities lending activities	$ 9,135.00

Transamerica Intermediate Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$352,560.80
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 24,808.86
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 11,681.52
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$161,997.42
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$198,487.80
Net income from securities lending activities	$154,073.00
C-1

Transamerica International Equity
Gross income from securities lending activities (including income from cash collateral reinvestment)	$2,105,586.40
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 179,503.51
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 23,521.55
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 362,362.34
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 565,387.40
Net income from securities lending activities	$1,540,199.00

Transamerica International Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$555,325.07
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 33,169.39
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 12,808.27
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$207,470.41
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$253,448.07
Net income from securities lending activities	$301,877.00

Transamerica Large Core
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,733.49
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 74.59
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 45.72
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 850.18
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 970.49
Net income from securities lending activities	$ 763.00

Transamerica Large Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$3,577.32
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 152.75
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 90.09
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$1,530.48
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$1,773.32
Net income from securities lending activities	$1,804.00
C-2

Transamerica Large Value Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,223.00
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 0.00
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 0.00
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 0.00
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 0.00
Net income from securities lending activities	$1,223.00

Transamerica Mid Cap Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$69,136.15
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 1,854.64
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 2,455.31
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$50,529.21
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$54,839.15
Net income from securities lending activities	$14,297.00

Transamerica Mid Cap Value Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$321,908.23
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 9,404.46
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 9,545.55
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$217,403.22
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$236,353.23
Net income from securities lending activities	$ 85,555.00

Transamerica Small Cap Core
Gross income from securities lending activities (including income from cash collateral reinvestment)	$103,340.79
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 2,847.06
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 3,266.35
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 72,653.38
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 78,766.79
Net income from securities lending activities	$ 24,574.00
C-3

Transamerica Small Cap Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$126,116.81
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 4,376.45
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 3,774.87
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 78,455.49
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 86,606.81
Net income from securities lending activities	$ 39,510.00

Transamerica Small Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$596,254.44
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 58,172.71
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 8,349.49
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$103,539.24
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$170,061.44
Net income from securities lending activities	$426,193.00
C-4